As filed with the Securities and Exchange Commission on March 7, 2018

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04419

TRANSAMERICA SERIES TRUST

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, Colorado 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 482-8991

Tané T. Tyler, Esq., 1801 California St., Suite 5200, Denver, Colorado 80202

(Name and Address of Agent for Service)

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Item 1:	Report(s) to Shareholders.

The Annual Report is attached.

Transamerica Series Trust Annual Report

1801 California St., Suite 5200

Denver, CO 80202

Distributor: Transamerica Capital, Inc.

Customer Service: 1-800-851-9777

The following pages contain the most recent annual reports for the investment options in which you are invested. In compliance with Securities and Exchange Commission regulations, we present these reports on an annual and semi-annual basis with the hope that they will foster greater understanding of the investment options’ holdings, performance, financial data, accounting policies and other issues. This streamlined version provides information only on the investment options in which you are invested.

If you have any questions about these reports, please do not hesitate to contact your financial professional. As always, we thank you for your trust and the opportunity to serve you.

Dear Contract Holder,

On behalf of Transamerica Series Trust, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial adviser in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Portfolio(s). The Securities and Exchange Commission requires that annual and semi-annual reports be sent to all contract holders, and we believe it to be an important part of the investment process. This report provides detailed information about your Portfolio(s) for the 12-month period ending December 31, 2017.

We believe it is important to understand market conditions over the last year to provide a context for reading this report. Economic measures improved in 2017 with gross domestic product growth rising to annualized rates of over 3% in both the second and third quarters. This growth occurred amidst declining unemployment which fell to just over 4%, its lowest level in more than fifteen years, as more than 2 million jobs were added to the economy. Retail sales and consumer spending also improved and in aggregate, the year finished with a continued upward trend in the broader economy.

The U.S. Federal Reserve (“Fed”) raised short term rates three times throughout the year, taking the Fed Funds Rate to a target range of 1.25%—1.50%. However, the 10-year Treasury yield actually declined slightly, finishing 2017 at 2.41%. As a result, the 2-year to 10-year Treasury yield spread finished the year at just 0.52%, its narrowest margin in more than ten years.

Equity markets entered 2017 with positive momentum as optimism regarding new economic legislation and deregulation fueled a rise in stocks and higher yields for bonds through the first three months of the year. When it appeared evident that the new administration’s economic agenda was having difficulty in Congress, Treasury yields fell and stocks wavered during April 2017 and May 2017, though they remained above beginning of the year levels.

Following some volatility in the summer months, stocks performed well throughout the second half of the year as corporate earnings displayed their strongest improvement in more than five years, with S&P 500® companies achieving double-digit growth rates in 2017. This strong earnings growth was also accompanied by declining credit spreads, as seen in high yield bonds, which experienced their tightest comparisons to Treasury yields in more than three years. In the month of December 2017, Congress passed the Tax Cuts and Jobs Act (i.e., tax reform) which includes lower personal and corporate tax rates as well as a reduced rate on repatriated corporate cash currently held overseas. This legislation, most of the provisions of which became effective on January 1, 2018, was well received by the market as stocks moved higher and credit spreads tightened to close out the year. By year end, markets had risen toward all-time highs in the Dow, S&P 500® and NASDAQ.

For the 12-month period ending December 31, 2017, the S&P 500® returned 21.83% while the MSCI EAFE Index, representing international developed market equities, gained 25.62%. During the same period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 3.54%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial adviser is a key resource to help you build a complete picture of your current and future financial needs. Financial advisers are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your adviser, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial adviser if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Series Trust

Tom Wald, CFA

Chief Investment Officer

Transamerica Series Trust

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Series Trust. These views are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Series Trust. The performance data presented represents past performance, future results may vary. You cannot invest directly in an index.

Transamerica AB Dynamic Allocation VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2017 marked a strong year for almost all major asset classes. Global stocks finished the annual period in strong positive territory, led by emerging markets and developed international markets. Global bond markets posted more modest but still positive returns. After a year that saw volatility spike and recede several times, the primary market story of 2017 revolved around extreme calm. Currency movements also played a role as a weak United States (U.S.) dollar strengthened returns for U.S. dollar-based investors.

Though volatility remained low, the annual period did have several events to digest. The first quarter saw the inauguration of a new president in the U.S. Following that were concerns around potential fallout from European elections, most notably in France, which abated after the most market-friendly candidate won. In the latter half of the year, rhetoric between the U.S. and North Korea increased, which caused investors to consider the ramifications of potential geopolitical strife. Finally, near year-end, tax reform passed in the U.S. Congress, which ended months of deliberation and negotiation. In each of these instances, the market continued to move forward, and except for minor increases, volatility remained extremely benign.

PERFORMANCE

For the year ended December 31, 2017, Transamerica AB Dynamic Allocation VP, Initial Class returned 9.74%. By comparison, its primary, secondary and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the MSCI World Index and the Transamerica AB Dynamic Allocation VP Blended Benchmark, returned 3.54%, 23.07% and 10.04%, respectively.

STRATEGY REVIEW

For the year ended on December 31, 2017, Transamerica AB Dynamic Allocation VP modestly underperformed its blended benchmark. During this period, the Portfolio’s relative overweight to developed international equities and emerging market stocks along with the Portfolio’s relative underweight to U.S. government bonds were the main contributors to performance. Currency management also helped. The Portfolio’s overweight to international bonds detracted from performance over the period.

Throughout the entire year, the Portfolio held and maintained an overweight to risk assets with global equity holdings more than that dictated by our strategic asset allocation. This overweight was characterized by a regional bias towards international large-cap stocks and emerging market stocks due to accommodative global monetary policies, a solid economic outlook, and strong corporate balance sheets. While volatility has been extremely low for the entire period, which could imply a more substantial overweight to equities, our return outlook remained muted, albeit positive. This close-to-normal return view, coupled with low volatility, supports our modest overweight but does not justify, in our view, a more substantial overweight driven by risk alone.

In fixed income, the Portfolio increased diversification with modest allocations to international bonds. While the Portfolio held an underweight to fixed income for most of the year, we slightly extended bond duration to maintain defensive diversification close to the level of a strategic normal allocation but closed the year with an underweight to duration. In currency management, we held an underweight to the U.S. dollar relative to our strategic asset allocation for the majority of the year but moved closer to neutral in the fourth quarter. As of the end of the year, the Portfolio holds an overweight to the Japanese yen for defensive purposes.

The Portfolio utilized equity futures, fixed income futures, currency forwards, exchange traded funds, interest rate swaps, and total return swaps for both hedging and investment purposes. Interest rate options were used for hedging purposes. The Portfolio utilizes a variety of derivative instruments as a component of its overall construction to effectively manage equity, interest rate, credit, and currency risk to hedge positions and to provide efficient exposure. Overall, derivative positions detracted from performance.

Daniel Loewy, CFA

Brian T. Brugman

Co-Portfolio Managers

AllianceBernstein L.P.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	44.5%
U.S. Government Obligations	23.7
U.S. Government Agency Obligations	18.9
Corporate Debt Securities	13.7
Foreign Government Obligations	1.7
Short-Term U.S. Government Agency Obligations	1.7
Securities Lending Collateral	1.7
Repurchase Agreement	1.3
Mortgage-Backed Securities	0.8
Asset-Backed Securities	0.4
Preferred Stocks	0.1
Municipal Government Obligation	0.0 *
Over-the-Counter Interest Rate Swaptions Purchased	0.0 *
Net Other Assets (Liabilities) ^	(8.5)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	9.74%	4.87%	2.19%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	4.01%
MSCI World Index (B)	23.07%	12.26%	5.63%
Transamerica AB Dynamic Allocation VP Blended Benchmark (A) (B) (C)	10.04%	5.68%	4.90%
Service Class	9.52%	4.61%	1.97%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

(C) The Transamerica AB Dynamic Allocation VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index and 35% MSCI World Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions. There are other investment choices available with different management fees associated with each choice.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,044.50	$4.43	$1,020.90	$4.38	0.86%
Service Class	1,000.00	1,043.10	5.72	1,019.60	5.65	1.11

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 44.5%
Aerospace & Defense - 0.9%
Airbus SE	2,514	$ 250,363
Arconic, Inc.	4,133	112,624
BAE Systems PLC	10,735	83,050
Boeing Co.	2,400	707,784
Bombardier, Inc., Class B (A)	5,300	12,776
Elbit Systems, Ltd.	100	13,358
General Dynamics Corp.	1,300	264,485
Leonardo SpA	2,100	24,995
Lockheed Martin Corp.	1,200	385,260
Northrop Grumman Corp.	1,000	306,910
Raytheon Co.	1,400	262,990
Rockwell Collins, Inc.	700	94,934
Safran SA	1,448	149,259
Singapore Technologies Engineering, Ltd.	4,000	9,750
Textron, Inc.	400	22,636
Thales SA	600	64,705
United Technologies Corp.	3,700	472,009
Zodiac Aerospace	500	14,956

		3,252,844

Air Freight & Logistics - 0.3%
Bollore SA	8,800	47,810
CH Robinson Worldwide, Inc.	600	53,454
Deutsche Post AG	3,560	169,790
Expeditors International of Washington, Inc.	900	58,221
FedEx Corp.	1,300	324,402
United Parcel Service, Inc., Class B	2,600	309,790
Yamato Holdings Co., Ltd.	1,600	32,199

		995,666

Airlines - 0.2%
American Airlines Group, Inc.	1,600	83,248
ANA Holdings, Inc.	500	20,883
Delta Air Lines, Inc.	3,400	190,400
Deutsche Lufthansa AG	1,600	58,975
easyJet PLC	2,300	45,462
International Consolidated Airlines Group SA	4,800	41,674
Japan Airlines Co., Ltd.	1,000	39,122
Ryanair Holdings PLC, ADR (A)	70	7,293
Singapore Airlines, Ltd.	2,000	15,956
Southwest Airlines Co.	3,437	224,952
United Continental Holdings, Inc. (A)	2,000	134,800

		862,765

Auto Components - 0.3%
Aisin Seiki Co., Ltd.	900	50,561
Aptiv PLC	1,700	144,211
Autoliv, Inc. (B)	300	38,124
BorgWarner, Inc.	1,000	51,090
Bridgestone Corp. (B)	2,800	130,165
Cie Generale des Etablissements Michelin	701	100,553
Continental AG	385	103,960
Denso Corp.	2,100	126,047
Koito Manufacturing Co., Ltd.	300	21,087
Magna International, Inc.	2,200	124,684
NGK Spark Plug Co., Ltd.	1,000	24,309
Nokian Renkaat OYJ	350	15,874
Sumitomo Electric Industries, Ltd.	2,700	45,649
Sumitomo Rubber Industries, Ltd. (B)	900	16,742
Toyoda Gosei Co., Ltd.	800	20,356

	Shares	Value
COMMON STOCKS (continued)
Auto Components (continued)
Toyota Industries Corp.	500	$ 32,128
Valeo SA	1,200	89,658

		1,135,198

Automobiles - 0.7%
Bayerische Motoren Werke AG	1,182	123,144
Daimler AG	4,103	348,547
Ferrari NV	292	30,639
Fiat Chrysler Automobiles NV (A)	6,026	107,804
Ford Motor Co.	12,800	159,872
General Motors Co.	5,963	244,423
Harley-Davidson, Inc. (B)	700	35,616
Honda Motor Co., Ltd.	7,500	257,067
Isuzu Motors, Ltd.	2,500	41,868
Mazda Motor Corp.	2,200	29,512
Mitsubishi Motors Corp.	3,400	24,563
Nissan Motor Co., Ltd.	10,500	104,697
Renault SA	805	81,047
Subaru Corp.	3,000	95,398
Suzuki Motor Corp.	1,300	75,387
Tesla, Inc. (A) (B)	558	173,733
Toyota Motor Corp.	10,800	691,373
Yamaha Motor Co., Ltd.	1,000	32,793

		2,657,483

Banks - 4.4%
ABN AMRO Group NV, CVA (C)	1,700	54,869
AIB Group PLC	2,300	15,178
Aozora Bank, Ltd.	500	19,459
Australia & New Zealand Banking Group, Ltd.	12,841	287,952
Banco Bilbao Vizcaya Argentaria SA	27,863	237,764
Banco de Sabadell SA	33,772	67,103
Banco Espirito Santo SA (A) (D) (E) (F) (G)	8,203	0
Banco Santander SA	69,665	457,976
Bank Hapoalim BM	1,671	12,271
Bank Leumi Le-Israel BM	6,697	40,311
Bank of America Corp.	45,600	1,346,112
Bank of Ireland Group PLC (A)	4,660	39,670
Bank of Montreal	2,699	215,984
Bank of Nova Scotia (B)	5,200	335,580
Bankia SA	12,024	57,520
Barclays PLC	64,908	177,988
BB&T Corp.	3,400	169,048
BNP Paribas SA	4,945	369,345
BOC Hong Kong Holdings, Ltd.	17,500	88,700
CaixaBank SA	8,700	40,596
Canadian Imperial Bank of Commerce	1,800	175,475
CIT Group, Inc.	1,000	49,230
Citigroup, Inc.	12,911	960,707
Citizens Financial Group, Inc.	2,600	109,148
Commonwealth Bank of Australia	7,140	447,573
Concordia Financial Group, Ltd.	6,900	41,642
Credit Agricole SA	4,350	72,027
Danske Bank A/S	3,242	126,238
DBS Group Holdings, Ltd.	7,000	130,061
DNB ASA	4,574	84,733
Erste Group Bank AG (A)	1,234	53,458
Fifth Third Bancorp	8,200	248,788
Fukuoka Financial Group, Inc.	3,000	16,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Banks (continued)
Hang Seng Bank, Ltd.	2,800	$ 69,526
HSBC Holdings PLC	89,383	925,499
ING Groep NV	16,960	311,855
Intesa Sanpaolo SpA	58,880	195,692
Japan Post Bank Co., Ltd.	1,300	16,926
JPMorgan Chase & Co.	16,100	1,721,734
KBC Group NV	1,053	89,843
KeyCorp	4,700	94,799
Lloyds Banking Group PLC	335,233	308,050
M&T Bank Corp.	1,000	170,990
Mebuki Financial Group, Inc.	3,500	14,817
Mediobanca SpA	1,088	12,349
Mitsubishi UFJ Financial Group, Inc. (B)	49,700	364,518
Mizrahi Tefahot Bank, Ltd.	1,100	20,262
Mizuho Financial Group, Inc.	105,000	190,663
National Australia Bank, Ltd.	11,557	266,643
National Bank of Canada	1,400	69,855
Nordea Bank AB	13,099	158,566
Oversea-Chinese Banking Corp., Ltd.	14,000	129,695
PNC Financial Services Group, Inc.	1,900	274,151
Raiffeisen Bank International AG (A)	832	30,148
Regions Financial Corp.	5,500	95,040
Resona Holdings, Inc.	8,000	47,791
Royal Bank of Canada	6,600	538,974
Seven Bank, Ltd.	5,320	18,225
Shinsei Bank, Ltd.	1,000	17,298
Shizuoka Bank, Ltd.	2,000	20,661
Skandinaviska Enskilda Banken AB, Class A	5,953	69,885
Societe Generale SA	3,782	195,354
Standard Chartered PLC (A)	14,639	154,186
Sumitomo Mitsui Financial Group, Inc.	6,200	267,864
Sumitomo Mitsui Trust Holdings, Inc.	1,400	55,578
Svenska Handelsbanken AB, A Shares	6,612	90,437
Swedbank AB, Class A	3,890	93,846
Toronto-Dominion Bank	8,400	492,172
UniCredit SpA (A)	8,830	165,065
United Overseas Bank, Ltd.	6,000	118,659
US Bancorp	6,900	369,702
Wells Fargo & Co.	21,400	1,298,338
Westpac Banking Corp.	14,817	362,436

		16,457,452

Beverages - 0.9%
Anheuser-Busch InBev SA	3,175	354,781
Asahi Group Holdings, Ltd.	1,400	69,456
Brown-Forman Corp., Class B	1,200	82,404
Carlsberg A/S, Class B	449	53,912
Coca-Cola Co.	18,900	867,132
Constellation Brands, Inc., Class A	600	137,142
Diageo PLC	10,637	391,352
Dr Pepper Snapple Group, Inc.	1,200	116,472
Heineken Holding NV	788	77,993
Heineken NV	1,100	114,733
Kirin Holdings Co., Ltd.	4,100	103,360
Molson Coors Brewing Co., Class B	900	73,863
PepsiCo, Inc.	6,600	791,472
Pernod Ricard SA	983	155,629
Treasury Wine Estates, Ltd.	3,252	40,496

		3,430,197

	Shares	Value
COMMON STOCKS (continued)
Biotechnology - 0.9%
AbbVie, Inc.	6,700	$ 647,957
Alexion Pharmaceuticals, Inc. (A)	808	96,629
Alkermes PLC (A)	643	35,191
Amgen, Inc.	3,333	579,609
Biogen, Inc. (A)	1,000	318,570
BioMarin Pharmaceutical, Inc. (A)	1,100	98,087
Celgene Corp. (A)	3,800	396,568
CSL, Ltd.	1,863	205,394
Genmab A/S (A)	200	33,168
Gilead Sciences, Inc.	6,500	465,660
Grifols SA	1,788	52,400
Incyte Corp. (A)	1,300	123,123
Regeneron Pharmaceuticals, Inc. (A)	400	150,384
Shire PLC	3,691	194,353
Vertex Pharmaceuticals, Inc. (A)	1,100	164,846

		3,561,939

Building Products - 0.2%
Asahi Glass Co., Ltd.	880	38,113
Assa Abloy AB, B Shares	4,407	91,545
Cie de Saint-Gobain	1,980	109,235
Daikin Industries, Ltd.	1,000	118,349
Geberit AG	200	88,070
Johnson Controls International PLC	4,300	163,873
LIXIL Group Corp.	1,400	37,897

		647,082

Capital Markets - 1.3%
Ameriprise Financial, Inc.	1,000	169,470
Amundi SA (C)	700	59,338
ASX, Ltd.	1,449	62,024
Bank of New York Mellon Corp.	5,000	269,300
BlackRock, Inc.	500	256,855
Brookfield Asset Management, Inc., Class A	3,800	165,422
Charles Schwab Corp.	5,000	256,850
CI Financial Corp.	2,400	56,840
CME Group, Inc.	1,670	243,903
Credit Suisse Group AG (A)	12,128	216,560
Daiwa Securities Group, Inc.	7,000	43,916
Deutsche Bank AG	8,226	156,686
Deutsche Boerse AG	586	68,061
Franklin Resources, Inc.	3,400	147,322
Goldman Sachs Group, Inc.	1,700	433,092
Hong Kong Exchanges & Clearing, Ltd.	5,200	159,604
Intercontinental Exchange, Inc.	3,200	225,792
Invesco, Ltd.	1,500	54,810
Japan Exchange Group, Inc.	2,400	41,770
Kingston Financial Group, Ltd. (B)	21,000	20,159
London Stock Exchange Group PLC	1,500	76,817
Macquarie Group, Ltd.	1,200	93,284
Moody’s Corp.	1,000	147,610
Morgan Stanley	6,300	330,561
Natixis SA, Class A	7,300	57,774
Nomura Holdings, Inc.	15,400	90,903
S&P Global, Inc.	1,100	186,340
Schroders PLC	1,300	61,713
Singapore Exchange, Ltd.	2,000	11,126
State Street Corp.	1,900	185,459
T. Rowe Price Group, Inc.	1,500	157,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Capital Markets (continued)
TD Ameritrade Holding Corp.	2,000	$ 102,260
Thomson Reuters Corp.	1,600	69,741
UBS Group AG (A)	16,124	296,849

		4,975,606

Chemicals - 1.3%
Agrium, Inc.	400	46,008
Air Liquide SA	1,754	221,081
Air Products & Chemicals, Inc.	1,600	262,528
Air Water, Inc.	2,000	42,210
Akzo Nobel NV (B)	1,323	115,912
Asahi Kasei Corp.	5,000	64,500
BASF SE	3,931	432,702
Celanese Corp., Series A	800	85,664
Chr Hansen Holding A/S	100	9,380
Covestro AG (C)	500	51,611
DowDuPont, Inc.	10,058	716,331
Eastman Chemical Co.	600	55,584
Ecolab, Inc.	600	80,508
EMS-Chemie Holding AG	200	133,511
Evonik Industries AG	100	3,764
FMC Corp.	600	56,796
Frutarom Industries, Ltd.	200	18,742
Hitachi Chemical Co., Ltd.	700	17,979
Incitec Pivot, Ltd.	7,463	22,710
Israel Chemicals, Ltd.	3,656	14,804
Johnson Matthey PLC	33	1,370
JSR Corp.	600	11,811
K+S AG (B)	602	14,991
Kansai Paint Co., Ltd.	1,300	33,782
Koninklijke DSM NV	1,052	100,563
LANXESS AG	1,000	79,538
Linde AG	812	176,734
LyondellBasell Industries NV, Class A	2,726	300,732
Mitsubishi Chemical Holdings Corp.	6,000	65,844
Mitsubishi Gas Chemical Co., Inc.	1,000	28,711
Mitsui Chemicals, Inc.	800	25,738
Monsanto Co.	1,900	221,882
Mosaic Co.	2,000	51,320
Nissan Chemical Industries, Ltd.	1,000	39,893
Nitto Denko Corp.	700	62,188
Novozymes A/S, Class B	1,430	81,702
Orica, Ltd.	841	11,877
Potash Corp. of Saskatchewan, Inc.	3,700	75,884
PPG Industries, Inc.	800	93,456
Praxair, Inc.	1,100	170,148
Sherwin-Williams Co.	600	246,024
Shin-Etsu Chemical Co., Ltd.	1,700	172,753
Solvay SA	297	41,302
Sumitomo Chemical Co., Ltd.	5,000	35,944
Taiyo Nippon Sanso Corp.	3,000	41,988
Teijin, Ltd.	800	17,821
Toray Industries, Inc.	5,000	47,149
Umicore SA	586	27,741
Yara International ASA	701	32,162

		4,763,373

Commercial Services & Supplies - 0.1%
Dai Nippon Printing Co., Ltd.	1,500	33,455

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies (continued)
Edenred	711	$ 20,628
G4S PLC	15,300	55,155
Republic Services, Inc.	1,400	94,654
Secom Co., Ltd.	800	60,400
Securitas AB, Class B	1,600	27,931
Societe BIC SA	200	21,996
Stericycle, Inc. (A)	600	40,794
Toppan Printing Co., Ltd.	2,000	18,087
Waste Management, Inc.	1,900	163,970

		537,070

Communications Equipment - 0.4%
Cisco Systems, Inc.	22,700	869,410
F5 Networks, Inc. (A)	500	65,610
Juniper Networks, Inc.	1,800	51,300
Motorola Solutions, Inc.	2,213	199,922
Nokia OYJ	24,059	112,409
Telefonaktiebolaget LM Ericsson, B Shares	12,776	83,869

		1,382,520

Construction & Engineering - 0.2%
ACS Actividades de Construccion y Servicios SA	855	33,464
Bouygues SA	792	41,156
CIMIC Group, Ltd.	1,787	71,737
Ferrovial SA	2,900	65,851
Fluor Corp.	600	30,990
HOCHTIEF AG	300	53,129
JGC Corp.	1,300	25,140
Kajima Corp.	4,900	47,141
Obayashi Corp.	2,800	33,896
Taisei Corp.	1,040	51,781
Vinci SA	2,296	234,576

		688,861

Construction Materials - 0.1%
Boral, Ltd.	3,696	22,465
CRH PLC	3,421	122,956
Fletcher Building, Ltd.	3,130	16,858
HeidelbergCement AG	650	70,386
Imerys SA	600	56,542
James Hardie Industries PLC, CDI	4,700	82,951
LafargeHolcim, Ltd. (A)	1,394	78,609
Taiheiyo Cement Corp.	800	34,542

		485,309

Consumer Finance - 0.3%
Acom Co., Ltd. (A) (B)	7,500	31,618
AEON Financial Service Co., Ltd.	1,000	23,288
American Express Co.	3,800	377,378
Capital One Financial Corp.	2,500	248,950
Credit Saison Co., Ltd.	600	10,916
Discover Financial Services	3,300	253,836
Synchrony Financial	4,543	175,405

		1,121,391

Containers & Packaging - 0.1%
Amcor, Ltd.	3,510	42,231
Ball Corp.	1,200	45,420
CCL Industries, Inc., Class B	1,000	46,205
International Paper Co.	3,700	214,378
Toyo Seikan Group Holdings, Ltd.	1,600	25,702

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Containers & Packaging (continued)
WestRock Co.	1,400	$ 88,494

		462,430

Distributors - 0.0% (H)
Genuine Parts Co.	600	57,006
Jardine Cycle & Carriage, Ltd.	180	5,474

		62,480

Diversified Consumer Services - 0.0% (H)
Benesse Holdings, Inc.	300	10,584

Diversified Financial Services - 0.5%
AMP, Ltd.	5,278	21,373
Berkshire Hathaway, Inc., Class B (A)	5,600	1,110,032
Challenger, Ltd.	4,200	45,977
Eurazeo SA	1,019	94,144
EXOR NV	100	6,131
First Pacific Co., Ltd.	24,000	16,281
Groupe Bruxelles Lambert SA	429	46,321
Investor AB, B Shares	1,891	86,238
Kinnevik AB, B Shares	699	23,629
L E Lundbergforetagen AB, B Shares	500	37,364
Mitsubishi UFJ Lease & Finance Co., Ltd.	6,120	36,446
Onex Corp.	100	7,334
ORIX Corp.	5,460	92,288
Standard Life Aberdeen PLC	24,358	143,585
Wendel SA	200	34,652

		1,801,795

Diversified Telecommunication Services - 0.9%
AT&T, Inc.	25,330	984,830
BCE, Inc.	1,149	55,192
Bezeq Israeli Telecommunication Corp., Ltd.	12,438	18,802
BT Group PLC	33,088	121,379
Deutsche Telekom AG	14,611	259,371
Elisa OYJ	564	22,142
HKT Trust & HKT, Ltd.	14,000	17,848
Iliad SA	123	29,479
Koninklijke KPN NV	13,289	46,368
Nippon Telegraph & Telephone Corp.	2,900	136,436
Orange SA (A)	8,100	140,679
PCCW, Ltd.	36,000	20,919
Proximus SADP (B)	842	27,631
Singapore Telecommunications, Ltd.	35,000	93,424
Spark New Zealand, Ltd.	4,216	10,846
Swisscom AG	129	68,640
TDC A/S	2,494	15,327
Telecom Italia SpA (A)	49,323	42,639
Telecom Italia SpA	1,422	1,017
Telefonica SA	17,172	167,406
Telenor ASA	2,858	61,228
Telia Co. AB	10,340	46,071
Telstra Corp., Ltd.	15,830	44,836
TPG Telecom, Ltd. (B)	4,800	24,606
Verizon Communications, Inc.	17,493	925,905

		3,383,021

Electric Utilities - 0.7%
American Electric Power Co., Inc.	2,000	147,140
Chubu Electric Power Co., Inc.	2,300	28,588
Chugoku Electric Power Co., Inc. (B)	1,700	18,271

	Shares	Value
COMMON STOCKS (continued)
Electric Utilities (continued)
CK Infrastructure Holdings, Ltd.	1,000	$ 8,595
CLP Holdings, Ltd.	8,500	86,982
Duke Energy Corp.	3,296	277,227
EDP - Energias de Portugal SA	10,120	35,031
Electricite de France SA	3,516	43,958
Enel SpA	39,844	245,249
Entergy Corp.	600	48,834
Eversource Energy	2,461	155,486
Exelon Corp.	3,078	121,304
FirstEnergy Corp.	1,066	32,641
Fortis, Inc.	1,300	47,687
Fortum OYJ	1,987	39,338
HK Electric Investments & HK Electric Investments, Ltd. (B) (C)	19,000	17,388
Hydro One, Ltd. (C)	2,900	51,679
Iberdrola SA	25,845	200,325
Kansai Electric Power Co., Inc.	2,700	33,069
Kyushu Electric Power Co., Inc.	3,500	36,685
NextEra Energy, Inc.	1,700	265,523
Orsted A/S (C)	700	38,211
PG&E Corp.	3,100	138,973
Power Assets Holdings, Ltd.	5,000	42,206
PPL Corp.	2,900	89,755
Red Electrica Corp. SA	1,200	26,939
Southern Co.	3,100	149,079
SSE PLC	4,598	81,945
Tohoku Electric Power Co., Inc.	1,300	16,626
Xcel Energy, Inc.	4,800	230,928

		2,755,662

Electrical Equipment - 0.4%
ABB, Ltd.	7,949	213,072
AMETEK, Inc.	1,050	76,093
Eaton Corp. PLC	1,994	157,546
Emerson Electric Co.	2,700	188,163
Legrand SA	1,171	90,188
Mitsubishi Electric Corp.	8,000	132,878
Nidec Corp.	1,000	140,315
OSRAM Licht AG	351	31,557
Prysmian SpA	896	29,231
Rockwell Automation, Inc.	500	98,175
Schneider Electric SE (A)	2,582	219,525
Vestas Wind Systems A/S	1,000	69,109

		1,445,852

Electronic Equipment, Instruments & Components - 0.3%
Alps Electric Co., Ltd.	600	17,147
Amphenol Corp., Class A	1,200	105,360
Hexagon AB, B Shares	1,072	53,697
Hirose Electric Co., Ltd.	300	43,852
Hitachi High-Technologies Corp.	500	21,078
Hitachi, Ltd.	22,700	176,866
Keyence Corp.	400	224,078
Kyocera Corp.	1,200	78,523
Murata Manufacturing Co., Ltd.	900	120,772
Nippon Electric Glass Co., Ltd.	300	11,449
Omron Corp.	600	35,784
TDK Corp.	500	39,894
TE Connectivity, Ltd.	800	76,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Yaskawa Electric Corp.	1,100	$ 48,471

		1,053,003

Energy Equipment & Services - 0.2%
Baker Hughes a GE Co.	3,000	94,920
Halliburton Co.	3,900	190,593
Schlumberger, Ltd.	7,429	500,641
TechnipFMC PLC	2,662	83,347
Tenaris SA	3,718	58,707

		928,208

Equity Real Estate Investment Trusts - 1.0%
American Tower Corp.	1,935	276,066
Ascendas Real Estate Investment Trust	8,000	16,270
Boston Properties, Inc.	1,200	156,036
British Land Co. PLC	8,400	78,425
CapitaLand Commercial Trust	11,000	15,873
CapitaLand Mall Trust	7,000	11,148
Crown Castle International Corp.	1,500	166,515
Digital Realty Trust, Inc.	500	56,950
Equinix, Inc.	300	135,966
Equity Residential	2,300	146,671
Essex Property Trust, Inc.	269	64,929
Federal Realty Investment Trust	500	66,405
Fonciere Des Regions	400	45,345
Gecina SA	5	923
GGP, Inc.	6,114	143,006
GPT Group	7,080	28,229
HCP, Inc.	3,100	80,848
Host Hotels & Resorts, Inc.	7,000	138,950
Japan Retail Fund Investment Corp.	25	45,840
Kimco Realty Corp.	1,900	34,485
Klepierre SA	1,069	47,028
Land Securities Group PLC	3,979	54,152
Link REIT	10,500	97,368
Macerich Co.	600	39,408
Mirvac Group	20,200	37,038
Nippon Building Fund, Inc. (B)	4	19,561
Prologis, Inc.	3,000	193,530
Public Storage	1,000	209,000
RioCan Real Estate Investment Trust	1,500	29,069
SBA Communications Corp. (A)	700	114,352
Scentre Group	31,774	103,877
Segro PLC	100	793
Simon Property Group, Inc.	1,413	242,669
SL Green Realty Corp.	700	70,651
Stockland (B)	15,671	54,778
Suntec Real Estate Investment Trust	14,000	22,506
Unibail-Rodamco SE	369	92,976
Ventas, Inc.	2,200	132,022
VEREIT, Inc.	3,301	25,715
Vicinity Centres	12,502	26,533
Vornado Realty Trust	1,300	101,634
Welltower, Inc.	2,000	127,540
Westfield Corp.	7,948	58,852
Weyerhaeuser Co.	6,300	222,138

		3,832,070

Food & Staples Retailing - 0.7%
Aeon Co., Ltd. (B)	2,200	37,147

	Shares	Value
COMMON STOCKS (continued)
Food & Staples Retailing (continued)
Alimentation Couche-Tard, Inc., Class B	1,900	$ 99,141
Carrefour SA	2,140	46,321
Colruyt SA	132	6,867
Costco Wholesale Corp.	2,100	390,852
CVS Health Corp.	4,700	340,750
FamilyMart UNY Holdings Co., Ltd. (B)	700	49,079
George Weston, Ltd.	400	34,737
ICA Gruppen AB (B)	1,000	36,315
J Sainsbury PLC	9,900	32,267
Jeronimo Martins SGPS SA	1,149	22,327
Koninklijke Ahold Delhaize NV	4,421	97,259
Kroger Co.	3,200	87,840
Lawson, Inc.	500	33,237
Loblaw Cos., Ltd. (B)	909	49,333
Metro, Inc.	1,000	32,021
Seven & i Holdings Co., Ltd.	3,200	132,998
Tesco PLC	34,088	96,305
Wal-Mart Stores, Inc.	6,200	612,250
Walgreens Boots Alliance, Inc.	3,700	268,694
Wesfarmers, Ltd.	4,891	169,516
Woolworths Group, Ltd. (B)	5,314	113,193

		2,788,449

Food Products - 0.8%
Ajinomoto Co., Inc.	3,000	56,472
Associated British Foods PLC	1,000	38,074
Bunge, Ltd.	600	40,248
Campbell Soup Co.	1,100	52,921
Chocoladefabriken Lindt & Spruengli AG	1	72,333
Conagra Brands, Inc.	1,500	56,505
Danone SA	2,555	214,440
Golden Agri-Resources, Ltd.	16,000	4,426
Hormel Foods Corp. (B)	3,400	123,726
J.M. Smucker, Co.	500	62,120
Kerry Group PLC, Class A	740	83,018
Kikkoman Corp.	1,000	40,470
Kraft Heinz Co.	2,033	158,086
Marine Harvest ASA (A)	1,700	28,780
MEIJI Holdings Co., Ltd.	600	51,067
Mondelez International, Inc., Class A	6,100	261,080
Nestle SA	12,862	1,106,096
NH Foods, Ltd.	1,000	24,389
Orkla ASA	3,187	33,789
Saputo, Inc.	1,000	35,943
Toyo Suisan Kaisha, Ltd.	1,000	42,734
Tyson Foods, Inc., Class A	2,200	178,354
WH Group, Ltd. (C)	40,000	45,156
Wilmar International, Ltd.	8,000	18,483
Yakult Honsha Co., Ltd.	600	45,263

		2,873,973

Gas Utilities - 0.1%
APA Group	4,433	28,812
Gas Natural SDG SA	2,960	68,367
Hong Kong & China Gas Co., Ltd.	30,388	59,587
Osaka Gas Co., Ltd.	1,400	26,963
Toho Gas Co., Ltd.	720	19,745
Tokyo Gas Co., Ltd.	1,800	41,192

		244,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 0.9%
Abbott Laboratories	8,528	$ 486,693
Baxter International, Inc.	2,000	129,280
Becton Dickinson and Co.	900	192,654
Boston Scientific Corp. (A)	6,000	148,740
Cochlear, Ltd.	300	40,081
Danaher Corp.	2,100	194,922
DENTSPLY SIRONA, Inc.	2,100	138,243
Edwards Lifesciences Corp. (A)	800	90,168
Essilor International Cie Generale d’Optique SA	964	132,957
Fisher & Paykel Healthcare Corp., Ltd.	2,400	24,408
Getinge AB, Class B	903	13,100
Hoya Corp.	1,600	79,918
Intuitive Surgical, Inc. (A)	600	218,964
Koninklijke Philips NV	3,632	137,447
Medtronic PLC	5,712	461,244
Olympus Corp.	1,200	46,008
Smith & Nephew PLC	4,334	75,368
Stryker Corp.	2,400	371,616
Sysmex Corp.	600	47,233
Terumo Corp.	1,400	66,350
William Demant Holding A/S (A)	1,400	39,148
Zimmer Biomet Holdings, Inc.	1,200	144,804

		3,279,346

Health Care Providers & Services - 0.8%
Aetna, Inc.	1,600	288,624
AmerisourceBergen Corp.	1,000	91,820
Anthem, Inc.	1,600	360,016
Cigna Corp.	1,300	264,017
DaVita, Inc. (A)	1,200	86,700
Express Scripts Holding Co. (A)	2,928	218,546
Fresenius Medical Care AG & Co. KGaA	1,268	133,549
Fresenius SE & Co. KGaA	1,644	128,354
HCA Healthcare, Inc. (A)	1,939	170,322
Humana, Inc.	600	148,842
Laboratory Corp. of America Holdings (A)	400	63,804
McKesson Corp.	1,000	155,950
Medipal Holdings Corp.	900	17,628
Ramsay Health Care, Ltd.	22	1,204
Ryman Healthcare, Ltd.	1,600	12,008
Sonic Healthcare, Ltd.	3,610	64,390
Suzuken Co., Ltd.	700	28,795
UnitedHealth Group, Inc.	4,300	947,978

		3,182,547

Hotels, Restaurants & Leisure - 0.7%
Aristocrat Leisure, Ltd.	3,600	66,571
Carnival PLC	1,600	105,679
Chipotle Mexican Grill, Inc. (A)	136	39,308
Compass Group PLC	7,057	152,448
Crown Resorts, Ltd.	5,758	58,495
Galaxy Entertainment Group, Ltd.	11,400	91,488
Genting Singapore PLC	36,000	35,261
Hilton Worldwide Holdings, Inc.	900	71,874
Las Vegas Sands Corp.	2,300	159,827
Marriott International, Inc., Class A	1,300	176,449
McDonald’s Corp.	3,400	585,208
McDonald’s Holdings Co. Japan, Ltd. (B)	400	17,590
MGM China Holdings, Ltd.	10,000	30,270

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure (continued)
Oriental Land Co., Ltd.	800	$ 72,918
Paddy Power Betfair PLC	368	43,801
Restaurant Brands International, Inc.	1,000	61,472
Sands China, Ltd.	10,000	51,646
Shangri-La Asia, Ltd.	8,000	18,165
SJM Holdings, Ltd.	20,000	17,919
Sodexo SA	250	33,611
Starbucks Corp.	6,700	384,781
TUI AG	2,800	58,218
Whitbread PLC	1,300	70,208
Wynn Macau, Ltd.	9,161	29,021
Wynn Resorts, Ltd.	625	105,369
Yum! Brands, Inc.	1,700	138,737

		2,676,334

Household Durables - 0.2%
Electrolux AB, Series B	977	31,478
Garmin, Ltd.	800	47,656
Husqvarna AB, Class B	2,300	21,898
Iida Group Holdings Co., Ltd.	1,600	30,175
Newell Brands, Inc.	1,700	52,530
Nikon Corp.	1,200	24,176
Panasonic Corp.	9,500	139,075
Rinnai Corp.	200	18,105
Sekisui Chemical Co., Ltd.	900	18,068
Sekisui House, Ltd.	3,000	54,195
Sharp Corp. (A) (B)	600	20,608
Sony Corp.	5,800	261,650
Techtronic Industries Co., Ltd.	1,912	12,469

		732,083

Household Products - 0.6%
Church & Dwight Co., Inc.	1,800	90,306
Clorox Co.	600	89,244
Colgate-Palmolive Co.	3,400	256,530
Essity AB, Class B (A)	2,423	68,823
Henkel AG & Co. KGaA	564	67,671
Kimberly-Clark Corp.	1,400	168,924
Procter & Gamble Co.	11,600	1,065,808
Reckitt Benckiser Group PLC	2,937	274,366
Unicharm Corp.	1,500	38,999

		2,120,671

Independent Power & Renewable Electricity Producers - 0.0% (H)
AES Corp.	3,000	32,490
Electric Power Development Co., Ltd.	500	13,468
Meridian Energy, Ltd.	7,600	15,754

		61,712

Industrial Conglomerates - 0.8%
3M Co.	2,800	659,036
CK Hutchison Holdings, Ltd.	12,156	152,634
DCC PLC	500	50,394
General Electric Co.	36,005	628,287
Honeywell International, Inc.	3,300	506,088
Jardine Matheson Holdings, Ltd.	1,100	66,825
Jardine Strategic Holdings, Ltd.	1,000	39,580
Keppel Corp., Ltd.	5,200	28,577
NWS Holdings, Ltd.	4,000	7,219
Roper Technologies, Inc.	400	103,600

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (continued)
Seibu Holdings, Inc.	1,300	$ 24,587
Sembcorp Industries, Ltd.	8,000	18,124
Siemens AG	3,519	490,417
Smiths Group PLC	3,680	74,031
Toshiba Corp. (A)	15,000	42,201

		2,891,600

Insurance - 1.6%
Ageas	501	24,475
AIA Group, Ltd.	49,600	423,128
Allianz SE, Class A	1,904	437,484
Allstate Corp.	1,200	125,652
American International Group, Inc.	5,920	352,714
Aon PLC	1,100	147,400
Arch Capital Group, Ltd. (A)	300	27,231
Assicurazioni Generali SpA	4,281	78,076
Aviva PLC	17,697	121,021
Brighthouse Financial, Inc. (A)	363	21,286
Chubb, Ltd.	1,821	266,103
CNP Assurances	2,400	55,447
Dai-ichi Life Holdings, Inc.	4,700	96,941
Direct Line Insurance Group PLC	8,500	43,805
Everest Re Group, Ltd.	100	22,126
Fairfax Financial Holdings, Ltd.	100	53,249
Gjensidige Forsikring ASA	640	12,074
Great-West Lifeco, Inc.	1,000	27,924
Hannover Rueck SE	1,000	125,864
Hartford Financial Services Group, Inc.	1,800	101,304
Insurance Australia Group, Ltd.	14,101	79,657
Japan Post Holdings Co., Ltd.	6,400	73,386
Legal & General Group PLC	24,800	91,511
Lincoln National Corp.	400	30,748
Loews Corp.	2,700	135,081
Manulife Financial Corp.	7,900	164,788
Mapfre SA	2,680	8,611
Marsh & McLennan Cos., Inc.	3,900	317,421
MetLife, Inc.	4,000	202,240
MS&AD Insurance Group Holdings, Inc.	2,100	71,084
Muenchener Rueckversicherungs-Gesellschaft AG	631	136,847
NN Group NV	2,600	112,680
Old Mutual PLC	21,089	65,973
Poste Italiane SpA (C)	3,200	24,093
Power Corp. of Canada	2,000	51,504
Principal Financial Group, Inc.	1,400	98,784
Prudential Financial, Inc.	2,000	229,960
Prudential PLC	11,309	290,948
QBE Insurance Group, Ltd.	5,037	41,974
RenaissanceRe Holdings, Ltd.	200	25,118
Sampo OYJ, Class A	1,811	99,520
SCOR SE	1,574	63,352
Sompo Holdings, Inc.	1,700	65,842
Sun Life Financial, Inc.	2,500	103,182
Suncorp Group, Ltd.	5,451	58,948
Swiss Life Holding AG (A)	300	106,214
Swiss Re AG	1,463	136,999
Tokio Marine Holdings, Inc.	3,100	141,443
Travelers Cos., Inc.	1,600	217,024

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Tryg A/S	60	$ 1,501
UnipolSai Assicurazioni SpA (B)	13,078	30,552
XL Group, Ltd.	2,500	87,900
Zurich Insurance Group AG	709	215,803

		6,143,992

Internet & Catalog Retail - 0.0% (H)
Zalando SE (A) (C)	1,100	58,225

Internet & Direct Marketing Retail - 0.7%
Amazon.com, Inc. (A)	1,700	1,988,099
Liberty Interactive Corp QVC Group, Series A (A)	2,000	48,840
Netflix, Inc. (A)	2,000	383,920
Priceline Group, Inc. (A)	200	347,548
Rakuten, Inc. (B)	4,123	37,781
Start Today Co., Ltd.	800	24,318

		2,830,506

Internet Software & Services - 1.3%
Alphabet, Inc., Class A (A)	1,200	1,264,080
Alphabet, Inc., Class C (A)	1,403	1,468,099
eBay, Inc. (A)	4,200	158,508
Facebook, Inc., Class A (A)	9,745	1,719,603
Twitter, Inc. (A)	4,828	115,920
United Internet AG	900	61,919
Yahoo Japan Corp. (B)	13,464	61,779

		4,849,908

IT Services - 1.3%
Accenture PLC, Class A	2,300	352,107
Amadeus IT Group SA	1,607	115,902
Atos SE	313	45,573
Automatic Data Processing, Inc.	2,100	246,099
Capgemini SE	792	93,973
CGI Group, Inc., Class A (A)	1,300	70,637
Cognizant Technology Solutions Corp., Class A	3,200	227,264
Computershare, Ltd.	1,370	17,424
DXC Technology Co.	2,718	257,938
Fidelity National Information Services, Inc.	1,100	103,499
Fiserv, Inc. (A)	1,000	131,130
FleetCor Technologies, Inc. (A)	400	76,972
Fujitsu, Ltd.	7,000	49,868
International Business Machines Corp.	4,600	705,732
Mastercard, Inc., Class A	4,000	605,440
Nomura Research Institute, Ltd.	800	37,204
NTT Data Corp.	6,055	71,956
Paychex, Inc.	3,700	251,896
PayPal Holdings, Inc. (A)	4,200	309,204
Visa, Inc., Class A	8,800	1,003,376
Western Union Co.	2,100	39,921
Worldpay Group PLC (C)	9,969	57,338

		4,870,453

Leisure Products - 0.0% (H)
Mattel, Inc. (B)	2,600	39,988
Sankyo Co., Ltd.	300	9,439
Sega Sammy Holdings, Inc.	2,200	27,296
Shimano, Inc.	300	42,201
Yamaha Corp.	700	25,844

		144,768

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 0.2%
Eurofins Scientific SE	100	$ 60,904
Illumina, Inc. (A)	700	152,943
Lonza Group AG (A)	442	119,430
QIAGEN NV (A)	629	19,766
Thermo Fisher Scientific, Inc.	1,500	284,820

		637,863

Machinery - 1.0%
Alfa Laval AB	700	16,538
Amada Holdings Co., Ltd.	3,000	40,843
Andritz AG	400	22,598
Atlas Copco AB, A Shares	3,127	135,020
Atlas Copco AB, B Shares	1,598	61,285
Caterpillar, Inc.	2,300	362,434
CNH Industrial NV	3,146	42,164
Cummins, Inc.	1,300	229,632
Deere & Co.	1,600	250,416
Dover Corp.	1,300	131,287
FANUC Corp.	900	216,144
Fortive Corp.	2,150	155,552
GEA Group AG	1,022	49,062
Hino Motors, Ltd.	2,000	25,915
Hitachi Construction Machinery Co., Ltd.	200	7,269
Hoshizaki Corp. (B)	300	26,599
IHI Corp.	500	16,641
Illinois Tool Works, Inc.	1,800	300,330
JTEKT Corp.	1,200	20,619
Kawasaki Heavy Industries, Ltd.	700	24,571
Komatsu, Ltd.	4,000	144,770
Kone OYJ, Class B	1,488	79,949
Kubota Corp.	5,000	98,047
Kurita Water Industries, Ltd.	500	16,241
Makita Corp.	600	25,214
MAN SE	400	45,786
Metso OYJ	355	12,127
Minebea Mitsumi, Inc.	2,000	41,944
Mitsubishi Heavy Industries, Ltd.	1,500	56,046
Nabtesco Corp.	600	23,004
NGK Insulators, Ltd.	1,400	26,441
NSK, Ltd.	2,000	31,489
PACCAR, Inc.	2,800	199,024
Pentair PLC	263	18,573
Sandvik AB	5,023	87,992
Schindler Holding AG	200	45,256
SKF AB, Class B	1,600	35,538
SMC Corp.	300	123,488
Stanley Black & Decker, Inc.	500	84,845
Sumitomo Heavy Industries, Ltd.	800	33,867
THK Co., Ltd.	1,000	37,542
Volvo AB, Class B	7,096	132,091
Wartsila OYJ Abp	587	37,047
Weir Group PLC	2,900	83,125

		3,654,365

Marine - 0.1%
AP Moller - Maersk A/S, Class A	14	23,376
AP Moller - Maersk A/S, Class B	30	52,412
Keuhne & Nagel International AG	443	78,421
Mitsui O.S.K. Lines, Ltd.	700	23,359

	Shares	Value
COMMON STOCKS (continued)
Marine (continued)
Nippon Yusen KK (A)	1,100	$ 26,837

		204,405

Media - 1.2%
Altice NV, Class A (A) (B)	1,200	12,593
Axel Springer SE	700	54,702
CBS Corp., Class B	1,500	88,500
Charter Communications, Inc., Class A (A)	863	289,933
Comcast Corp., Class A	20,800	833,040
Dentsu, Inc.	1,300	55,092
Discovery Communications, Inc., Class A (A) (B)	2,000	44,760
Discovery Communications, Inc., Class C (A)	2,000	42,340
DISH Network Corp., Class A (A)	3,200	152,800
Eutelsat Communications SA	1,278	29,587
JCDecaux SA	1,315	53,022
Lagardere SCA	1,800	57,730
Liberty Global PLC, Class A (A)	2,200	78,848
Liberty Global PLC, Series C (A)	2,200	74,448
Liberty Media Corp. - Liberty SiriusXM, Class A (A)	600	23,796
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	1,200	47,592
News Corp., Class A	1,524	24,704
Omnicom Group, Inc.	2,300	167,509
Pearson PLC	7,530	74,826
Publicis Groupe SA	701	47,648
RTL Group SA (A)	800	64,379
Schibsted ASA, B Shares	600	15,931
Scripps Networks Interactive, Inc., Class A	900	76,842
Singapore Press Holdings, Ltd. (B)	7,000	13,870
Sirius XM Holdings, Inc. (B)	6,832	36,619
Sky PLC (A)	4,495	61,418
Telenet Group Holding NV (A)	200	13,940
Time Warner, Inc.	3,500	320,145
Toho Co., Ltd.	1,100	38,123
Twenty-First Century Fox, Inc., Class A	6,100	210,633
Twenty-First Century Fox, Inc., Class B	5,900	201,308
Viacom, Inc., Class B	3,700	113,997
Vivendi SA	5,666	152,419
Walt Disney Co.	7,200	774,072
WPP PLC	5,810	105,193

		4,452,359

Metals & Mining - 0.7%
Agnico Eagle Mines, Ltd.	1,300	60,025
Anglo American PLC	4,851	101,486
Antofagasta PLC	5,815	78,904
ArcelorMittal (A)	519	16,885
Barrick Gold Corp.	4,200	60,745
BHP Billiton PLC	7,679	157,850
BHP Billiton, Ltd. (B)	13,601	313,802
Boliden AB	1,192	40,774
First Quantum Minerals, Ltd.	3,948	55,310
Fortescue Metals Group, Ltd. (B)	24,092	91,733
Franco-Nevada Corp.	1,100	87,913
Glencore PLC (A)	56,702	298,569
JFE Holdings, Inc.	2,100	50,434
Kinross Gold Corp. (A)	6,433	27,738
Kobe Steel, Ltd. (A)	900	8,347
Mitsubishi Materials Corp.	400	14,236

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining (continued)
Newcrest Mining, Ltd.	3,252	$ 57,903
Newmont Mining Corp.	6,400	240,128
Nippon Steel & Sumitomo Metal Corp.	3,100	79,539
Norsk Hydro ASA	5,754	43,695
Nucor Corp.	2,400	152,592
Randgold Resources, Ltd.	700	70,032
Rio Tinto PLC	4,842	257,706
Rio Tinto, Ltd.	1,626	96,179
South32, Ltd.	13,380	36,435
Sumitomo Metal Mining Co., Ltd.	1,000	45,955
Teck Resources, Ltd., Class B	2,100	54,914
thyssenkrupp AG	2,686	78,040
Turquoise Hill Resources, Ltd. (A)	16,445	56,125
voestalpine AG	563	33,671
Wheaton Precious Metals Corp.	1,500	33,162

		2,800,827

Mortgage Real Estate Investment Trusts - 0.0% (H)
AGNC Investment Corp.	1,500	30,285
Annaly Capital Management, Inc.	7,800	92,742

		123,027

Multi-Utilities - 0.5%
AGL Energy, Ltd.	3,330	63,293
Ameren Corp.	1,100	64,889
Canadian Utilities, Ltd., Class A	600	17,857
CenterPoint Energy, Inc.	1,900	53,884
Centrica PLC	21,915	40,625
CMS Energy Corp.	3,100	146,630
Consolidated Edison, Inc.	1,600	135,920
Dominion Energy, Inc.	2,400	194,544
DTE Energy Co.	700	76,622
E.ON SE	8,854	96,259
Engie SA	7,410	127,451
Innogy SE (C)	1,100	43,125
National Grid PLC	15,210	179,709
Public Service Enterprise Group, Inc.	2,800	144,200
RWE AG (A)	1,736	35,410
SCANA Corp.	1,500	59,670
Sempra Energy	1,090	116,543
Veolia Environnement SA	2,882	73,568
WEC Energy Group, Inc.	2,600	172,718

		1,842,917

Multiline Retail - 0.3%
Canadian Tire Corp., Ltd., Class A	800	104,312
Dollar General Corp.	2,500	232,525
Dollar Tree, Inc. (A)	973	104,413
Don Quijote Holdings Co., Ltd.	800	41,819
Isetan Mitsukoshi Holdings, Ltd.	1,200	14,878
Kohl’s Corp.	800	43,384
Macy’s, Inc.	3,200	80,608
Marks & Spencer Group PLC (B)	13,300	56,529
Next PLC	1,400	85,532
Nordstrom, Inc. (B)	700	33,166
Ryohin Keikaku Co., Ltd.	95	29,594
Target Corp.	2,300	150,075

		976,835

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 2.5%
Anadarko Petroleum Corp.	1,800	$ 96,552
Apache Corp.	3,400	143,548
BP PLC	81,568	575,645
Cameco Corp. (B)	2,400	22,167
Canadian Natural Resources, Ltd.	4,700	167,959
Chevron Corp.	8,300	1,039,077
ConocoPhillips	5,300	290,917
Continental Resources, Inc. (A)	2,964	157,003
Crescent Point Energy Corp.	4,600	35,058
Devon Energy Corp.	4,400	182,160
Enagas SA	700	20,048
Enbridge, Inc.	7,600	297,228
Encana Corp.	3,100	41,358
Eni SpA	10,808	178,958
EOG Resources, Inc.	2,200	237,402
EQT Corp.	600	34,152
Exxon Mobil Corp.	17,115	1,431,499
Galp Energia SGPS SA	2,135	39,258
Hess Corp.	3,000	142,410
Husky Energy, Inc. (A)	2,757	38,931
Idemitsu Kosan Co., Ltd.	900	36,144
Imperial Oil, Ltd.	900	28,088
Inpex Corp.	3,200	40,016
Inter Pipeline, Ltd.	2,000	41,416
JXTG Holdings, Inc.	15,650	100,977
Keyera Corp. (B)	600	16,907
Kinder Morgan, Inc.	8,156	147,379
Lundin Petroleum AB (A)	1,096	25,092
Marathon Oil Corp.	1,600	27,088
Marathon Petroleum Corp.	2,000	131,960
Neste OYJ	697	44,616
Noble Energy, Inc.	2,600	75,764
Occidental Petroleum Corp.	2,900	213,614
Oil Search, Ltd.	8,200	49,841
OMV AG	597	37,843
ONEOK, Inc.	2,500	133,625
Origin Energy, Ltd. (A)	8,100	59,535
Pembina Pipeline Corp.	1,900	68,790
Phillips 66	2,500	252,875
Pioneer Natural Resources Co.	500	86,425
PrairieSky Royalty, Ltd. (B)	94	2,397
Range Resources Corp.	600	10,236
Repsol SA	5,028	88,954
Royal Dutch Shell PLC, Class A	19,681	658,993
Royal Dutch Shell PLC, Class B	14,528	492,042
Santos, Ltd. (A)	9,852	41,894
Seven Generations Energy, Ltd., Class A (A)	1,500	21,217
Showa Shell Sekiyu KK	200	2,716
Snam SpA	5,896	28,863
Statoil ASA	4,735	101,037
Suncor Energy, Inc.	7,600	279,029
TOTAL SA	9,576	529,046
Tourmaline Oil Corp. (A)	1,724	31,243
TransCanada Corp. (B)	4,000	194,686
Valero Energy Corp.	1,600	147,056
Vermilion Energy, Inc. (B)	500	18,170
Williams Cos., Inc.	3,000	91,470
Woodside Petroleum, Ltd. (B)	3,250	83,885

		9,612,259

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Paper & Forest Products - 0.1%
Mondi PLC	2,100	$ 54,750
OJI Holdings Corp.	6,800	45,263
Stora Enso OYJ, Class R	1,863	29,551
UPM-Kymmene OYJ	2,488	77,347

		206,911

Personal Products - 0.4%
Beiersdorf AG	486	57,088
Coty, Inc., Class A (B)	2,253	44,812
Estee Lauder Cos., Inc., Class A	1,300	165,412
Kao Corp.	2,200	148,763
Kose Corp.	300	46,834
L’Oreal SA	1,086	240,997
Shiseido Co., Ltd.	1,600	77,334
Unilever NV, CVA	6,902	388,851
Unilever PLC	5,838	325,179

		1,495,270

Pharmaceuticals - 2.5%
Allergan PLC	1,368	223,777
Astellas Pharma, Inc.	9,500	121,158
AstraZeneca PLC	5,530	382,351
Bayer AG	3,529	440,364
Bristol-Myers Squibb Co.	7,300	447,344
Chugai Pharmaceutical Co., Ltd.	700	35,846
Daiichi Sankyo Co., Ltd.	2,400	62,559
Eisai Co., Ltd.	900	51,248
Eli Lilly & Co.	3,800	320,948
GlaxoSmithKline PLC	21,269	379,774
Hisamitsu Pharmaceutical Co., Inc.	300	18,185
Johnson & Johnson	11,194	1,564,026
Merck & Co., Inc.	12,900	725,883
Merck KGaA	400	43,075
Mylan NV (A)	3,900	165,009
Novartis AG	9,228	780,324
Novo Nordisk A/S, Class B	8,630	465,250
Ono Pharmaceutical Co., Ltd.	2,000	46,612
Orion OYJ, Class B	352	13,127
Otsuka Holdings Co., Ltd. (B)	1,800	79,045
Perrigo Co. PLC	588	51,250
Pfizer, Inc.	27,000	977,940
Recordati SpA	800	35,573
Roche Holding AG	3,125	790,510
Sanofi	4,764	410,701
Santen Pharmaceutical Co., Ltd.	2,500	39,294
Shionogi & Co., Ltd.	1,400	75,756
Sumitomo Dainippon Pharma Co., Ltd. (B)	2,000	29,714
Taisho Pharmaceutical Holdings Co., Ltd.	201	16,055
Takeda Pharmaceutical Co., Ltd.	3,300	187,471
Teva Pharmaceutical Industries, Ltd., ADR (B)	4,198	79,552
UCB SA	705	55,981
Valeant Pharmaceuticals International, Inc. (A)	1,400	29,181
Zoetis, Inc.	2,080	149,843

		9,294,726

Professional Services - 0.2%
Bureau Veritas SA	2,084	56,986
Capita PLC	4,652	25,180
Experian PLC	3,140	69,358
Intertek Group PLC	1,100	77,080

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
Randstad Holding NV	1,500	$ 92,220
Recruit Holdings Co., Ltd.	5,100	126,736
RELX NV	5,546	127,531
RELX PLC	6,093	143,058
SGS SA	28	73,014
Verisk Analytics, Inc. (A)	800	76,800

		867,963

Real Estate Management & Development - 0.4%
Azrieli Group, Ltd.	200	11,177
CapitaLand, Ltd.	11,000	29,033
City Developments, Ltd.	2,362	22,058
CK Asset Holdings, Ltd.	12,156	106,268
Daito Trust Construction Co., Ltd.	300	61,172
Daiwa House Industry Co., Ltd.	3,000	115,207
Deutsche Wohnen SE	1,600	69,994
Global Logistic Properties, Ltd.	13,000	32,756
Henderson Land Development Co., Ltd.	3,885	25,609
Hongkong Land Holdings, Ltd.	5,000	35,200
Hulic Co., Ltd. (B)	5,300	59,550
Hysan Development Co., Ltd.	4,389	23,285
Kerry Properties, Ltd.	1,000	4,499
LendLease Group	4,700	59,958
Mitsubishi Estate Co., Ltd.	5,200	90,455
Mitsui Fudosan Co., Ltd.	4,200	94,120
New World Development Co., Ltd.	24,000	36,064
Nomura Real Estate Holdings, Inc.	700	15,693
Sino Land Co., Ltd.	15,200	26,926
Sumitomo Realty & Development Co., Ltd.	1,900	62,442
Sun Hung Kai Properties, Ltd.	7,000	116,833
Swire Pacific, Ltd., Class A	2,500	23,151
Swire Properties, Ltd.	8,000	25,804
Tokyu Fudosan Holdings Corp.	4,000	28,933
Vonovia SE	2,080	103,297
Wharf Holdings, Ltd.	6,000	20,735
Wharf Real Estate Investment Co., Ltd. (A)	6,000	39,934

		1,340,153

Road & Rail - 0.5%
Canadian National Railway Co.	3,600	296,850
Canadian Pacific Railway, Ltd.	700	127,894
Central Japan Railway Co.	618	110,683
CSX Corp.	4,400	242,044
DSV A/S	915	72,053
East Japan Railway Co.	1,400	136,614
Hankyu Hanshin Holdings, Inc.	1,100	44,225
Kansas City Southern	500	52,610
Keikyu Corp.	1,500	28,822
Keisei Electric Railway Co., Ltd.	800	25,702
Kintetsu Group Holdings Co., Ltd.	700	26,838
MTR Corp., Ltd.	4,000	23,449
Norfolk Southern Corp.	800	115,920
Odakyu Electric Railway Co., Ltd.	1,000	21,389
Tobu Railway Co., Ltd.	800	25,844
Tokyu Corp.	1,500	23,936
Union Pacific Corp.	3,400	455,940
West Japan Railway Co.	720	52,571

		1,883,384

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 1.3%
Applied Materials, Inc.	5,000	$ 255,600
ASM Pacific Technology, Ltd.	1,178	16,420
ASML Holding NV	1,528	266,113
Broadcom, Ltd.	1,750	449,575
Infineon Technologies AG	4,149	113,677
Intel Corp.	21,300	983,208
KLA-Tencor Corp.	700	73,549
Lam Research Corp.	1,400	257,698
Marvell Technology Group, Ltd.	2,500	53,675
Maxim Integrated Products, Inc.	1,300	67,964
Micron Technology, Inc. (A)	4,400	180,928
NVIDIA Corp.	2,500	483,750
NXP Semiconductors NV (A)	1,500	175,635
QUALCOMM, Inc.	7,300	467,346
Rohm Co., Ltd.	400	44,304
Skyworks Solutions, Inc.	1,300	123,435
STMicroelectronics NV	4,800	104,848
Texas Instruments, Inc.	4,200	438,648
Tokyo Electron, Ltd.	700	126,736
Xilinx, Inc.	1,100	74,162

		4,757,271

Software - 1.7%
Activision Blizzard, Inc.	3,600	227,952
Adobe Systems, Inc. (A)	2,100	368,004
Blackberry, Ltd. (A)	1,700	18,988
CA, Inc.	1,500	49,920
Check Point Software Technologies, Ltd. (A)	12	1,243
Citrix Systems, Inc. (A)	1,300	114,400
Constellation Software, Inc.	100	60,622
Dassault Systemes SE	500	53,147
Dell Technologies, Inc., Class V (A)	824	66,975
Electronic Arts, Inc. (A)	1,100	115,566
Intuit, Inc.	1,000	157,780
LINE Corp. (A) (B)	800	32,625
Micro Focus International PLC	1,500	51,097
Microsoft Corp.	30,300	2,591,862
Nexon Co., Ltd. (A) (B)	2,400	69,865
Nice, Ltd.	271	24,763
Nintendo Co., Ltd.	500	182,782
Open Text Corp.	1,200	42,683
Oracle Corp.	700	58,025
Oracle Corp.	14,433	682,392
Red Hat, Inc. (A)	600	72,060
Sage Group PLC	7,890	85,009
salesforce.com, Inc. (A)	3,600	368,028
SAP SE	4,435	497,278
Symantec Corp.	6,900	193,614
Trend Micro, Inc. (B)	400	22,685
VMware, Inc., Class A (A) (B)	1,692	212,041
Workday, Inc., Class A (A)	900	91,566

		6,512,972

Specialty Retail - 0.7%
ABC-Mart, Inc.	400	22,969
AutoZone, Inc. (A)	300	213,411
Fast Retailing Co., Ltd.	200	79,716
Gap, Inc.	4,000	136,240
Hennes & Mauritz AB, B Shares (B)	3,974	82,018

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Home Depot, Inc.	5,000	$ 947,650
Industria de Diseno Textil SA	4,660	162,399
Kingfisher PLC	10,833	49,393
L Brands, Inc.	2,400	144,528
Lowe’s Cos., Inc.	4,500	418,230
Nitori Holdings Co., Ltd.	450	64,160
O’Reilly Automotive, Inc. (A)	400	96,216
Tiffany & Co.	500	51,975
TJX Cos., Inc.	2,700	206,442
Yamada Denki Co., Ltd. (B)	7,200	39,682

		2,715,029

Technology Hardware, Storage & Peripherals - 1.3%
Apple, Inc.	21,658	3,665,183
Brother Industries, Ltd.	2,200	54,280
Canon, Inc.	4,800	178,922
FUJIFILM Holdings Corp.	1,700	69,479
Hewlett Packard Enterprise Co.	7,200	103,392
HP, Inc.	7,200	151,272
Konica Minolta, Inc.	1,500	14,431
NEC Corp.	700	18,886
NetApp, Inc.	3,400	188,088
Ricoh Co., Ltd.	2,000	18,584
Seagate Technology PLC	2,800	117,152
Western Digital Corp.	1,538	122,317
Xerox Corp.	1,200	34,980

		4,736,966

Textiles, Apparel & Luxury Goods - 0.5%
adidas AG	924	185,313
Burberry Group PLC	3,000	72,584
Cie Financiere Richemont SA	1,908	172,894
Gildan Activewear, Inc.	1,200	38,768
Hermes International	100	53,543
Kering	340	160,324
Li & Fung, Ltd.	20,000	10,982
Lululemon Athletica, Inc. (A)	234	18,390
Luxottica Group SpA	871	53,455
LVMH Moet Hennessy Louis Vuitton SE	1,261	371,293
Michael Kors Holdings, Ltd. (A)	830	52,248
NIKE, Inc., Class B	5,200	325,260
Pandora A/S	500	54,435
Ralph Lauren Corp.	700	72,583
Swatch Group AG	1,046	135,640
Tapestry, Inc.	2,400	106,152
VF Corp.	2,800	207,200

		2,091,064

Tobacco - 0.6%
Altria Group, Inc.	8,700	621,267
British American Tobacco PLC	10,252	694,579
Imperial Brands PLC	3,581	153,073
Japan Tobacco, Inc. (B)	4,678	150,750
Philip Morris International, Inc.	7,200	760,680

		2,380,349

Trading Companies & Distributors - 0.3%
Ashtead Group PLC	2,800	75,306
Bunzl PLC	2,400	67,140
Fastenal Co.	2,700	147,663

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Ferguson PLC	30	$ 2,159
Finning International, Inc.	500	12,617
ITOCHU Corp.	6,000	111,986
Marubeni Corp.	6,400	46,355
Mitsubishi Corp.	6,900	190,634
Mitsui & Co., Ltd.	7,400	120,318
Rexel SA	1,700	30,841
Sumitomo Corp.	5,500	93,477
WW Grainger, Inc.	600	141,750

		1,040,246

Transportation Infrastructure - 0.1%
Abertis Infraestructuras SA	2,417	53,796
Aena SME SA (C)	300	60,832
Aeroports de Paris	224	42,600
Atlantia SpA	2,254	71,181
Auckland International Airport, Ltd.	4,656	21,382
Hutchison Port Holdings Trust	36,000	14,940
Kamigumi Co., Ltd.	1,000	22,126
SATS, Ltd.	4,000	15,552
Sydney Airport	10,336	56,856
Transurban Group	12,477	121,008

		480,273

Water Utilities - 0.0% (H)
American Water Works Co., Inc.	1,100	100,639
Severn Trent PLC	1,500	43,785

		144,424

Wireless Telecommunication Services - 0.3%
KDDI Corp.	7,354	183,042
Millicom International Cellular SA, SDR	429	28,973
NTT DOCOMO, Inc.	5,800	136,976
Rogers Communications, Inc., Class B	1,700	86,623
SoftBank Group Corp.	3,400	269,164
Sprint Corp. (A)	15,500	91,295
T-Mobile US, Inc. (A)	1,900	120,669
Tele2 AB, Class B	210	2,581
Vodafone Group PLC	113,942	361,521

		1,280,844

Total Common Stocks (Cost $107,010,101)		167,971,796

PREFERRED STOCKS - 0.1%
Automobiles - 0.1%
Porsche Automobil Holding SE 1.34% (I)	698	58,440
Volkswagen AG 1.14% (I)	699	139,601

		198,041

Household Products - 0.0% (H)
Henkel AG & Co. KGaA 1.41% (I)	744	98,508

Total Preferred Stocks (Cost $215,457)		296,549

	Principal	Value
ASSET-BACKED SECURITIES - 0.4%
Ally Auto Receivables Trust
Series 2016-2, Class A4,
1.60%, 01/15/2021	$ 700,000	$ 695,980
Mercedes-Benz Auto Lease Trust
Series 2016-A, Class A3,
1.52%, 03/15/2019	380,069	379,886
Synchrony Credit Card Master Note Trust
Series 2016-1, Class A,
2.04%, 03/15/2022	280,000	279,906

Total Asset-Backed Securities (Cost $1,359,788)		1,355,772

CORPORATE DEBT SECURITIES - 13.7%
Aerospace & Defense - 0.2%
Lockheed Martin Corp. 4.07%, 12/15/2042	185,000	194,757
Raytheon Co. 2.50%, 12/15/2022	170,000	169,639
United Technologies Corp. 4.50%, 06/01/2042	220,000	243,840

		608,236

Air Freight & Logistics - 0.0% (H)
United Parcel Service, Inc. 2.45%, 10/01/2022	170,000	169,591

Automobiles - 0.1%
Ford Motor Co. 4.75%, 01/15/2043	416,000	421,879

Banks - 2.4%
Bank of America Corp. 4.10%, 07/24/2023	355,000	376,993
4.13%, 01/22/2024, MTN	825,000	877,433
5.63%, 07/01/2020, MTN	205,000	221,536
5.65%, 05/01/2018, MTN	90,000	91,074
Barclays Bank PLC 5.14%, 10/14/2020	110,000	116,485
Barclays PLC 3.65%, 03/16/2025	525,000	524,064
BNP Paribas SA 5.00%, 01/15/2021	85,000	91,366
Citigroup, Inc. 3.50%, 05/15/2023	385,000	391,887
3.75%, 06/16/2024	490,000	508,249
3.88%, 10/25/2023	848,000	885,594
HSBC Bank USA NA 4.88%, 08/24/2020	250,000	264,385
HSBC Finance Corp. 6.68%, 01/15/2021	45,000	50,031
HSBC Holdings PLC 2.95%, 05/25/2021	510,000	513,505
4.25%, 03/14/2024	296,000	309,195
6.50%, 05/02/2036	403,000	525,946
JPMorgan Chase & Co. 3.38%, 05/01/2023	390,000	396,420
3.63%, 05/13/2024	480,000	499,108
4.40%, 07/22/2020	540,000	567,289
4.63%, 05/10/2021	53,000	56,587
Kreditanstalt fuer Wiederaufbau 4.50%, 07/16/2018	310,000	314,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Mellon Capital IV 3-Month LIBOR + 0.57%, 4.00% (J), 01/29/2018 (K)	$ 115,000	$ 108,388
PNC Bank NA 4.20%, 11/01/2025	550,000	590,918
Royal Bank of Canada 1.50%, 01/16/2018, MTN	155,000	154,986
Wells Fargo & Co. 3.45%, 02/13/2023	175,000	178,333
4.10%, 06/03/2026, MTN	393,000	412,108
Westpac Banking Corp. 4.88%, 11/19/2019	50,000	52,416

		9,078,699

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	575,000	593,387
3.70%, 02/01/2024	470,000	489,174
Anheuser-Busch InBev Worldwide, Inc. 4.38%, 02/15/2021	110,000	116,151
5.38%, 01/15/2020	50,000	53,041
Coca-Cola Co. 3.30%, 09/01/2021	140,000	144,704
Diageo Capital PLC 4.83%, 07/15/2020	445,000	472,893
PepsiCo, Inc. 3.00%, 08/25/2021	180,000	183,914

		2,053,264

Biotechnology - 0.3%
AbbVie, Inc. 4.40%, 11/06/2042	220,000	235,872
Amgen, Inc. 4.66%, 06/15/2051	168,000	187,909
5.70%, 02/01/2019	85,000	88,226
Celgene Corp. 3.88%, 08/15/2025	490,000	507,193

		1,019,200

Capital Markets - 0.9%
BlackRock, Inc. 5.00%, 12/10/2019	140,000	147,223
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	520,000	530,601
Goldman Sachs Group, Inc. 3.63%, 01/22/2023	370,000	382,222
4.00%, 03/03/2024	842,000	883,374
6.00%, 06/15/2020, MTN	50,000	54,061
6.13%, 02/15/2033	95,000	121,083
Morgan Stanley 3.88%, 04/29/2024	565,000	589,903
4.88%, 11/01/2022	345,000	371,503
5.50%, 07/24/2020, MTN	200,000	214,436

		3,294,406

Chemicals - 0.5%
Dow Chemical Co. 4.25%, 11/15/2020	50,000	52,219
4.38%, 11/15/2042	510,000	536,603
8.55%, 05/15/2019	80,000	86,654

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
E.I. du Pont de Nemours & Co. 2.80%, 02/15/2023	$ 375,000	$ 374,170
Ecolab, Inc. 5.50%, 12/08/2041	130,000	162,754
LYB International Finance II BV 3.50%, 03/02/2027	517,000	519,617
Praxair, Inc. 3.55%, 11/07/2042 (B)	160,000	162,744

		1,894,761

Commercial Services & Supplies - 0.1%
Cintas Corp. No. 2 4.30%, 06/01/2021	145,000	152,883
Republic Services, Inc. 3.80%, 05/15/2018	115,000	115,795

		268,678

Communications Equipment - 0.2%
Cisco Systems, Inc. 3.63%, 03/04/2024	460,000	484,601
5.90%, 02/15/2039	160,000	218,751
Motorola Solutions, Inc. 7.50%, 05/15/2025	4,000	4,826

		708,178

Consumer Finance - 0.1%
American Express Co. 8.13%, 05/20/2019	75,000	80,939
Capital One Financial Corp. 3.50%, 06/15/2023	93,000	94,630
4.75%, 07/15/2021	80,000	85,478

		261,047

Containers & Packaging - 0.1%
International Paper Co. 3.00%, 02/15/2027	532,000	515,800

Diversified Financial Services - 0.2%
Berkshire Hathaway, Inc. 3.75%, 08/15/2021 (B)	200,000	209,979
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	488,000	528,141
National Rural Utilities Cooperative Finance Corp. 3.05%, 02/15/2022	155,000	157,686

		895,806

Diversified Telecommunication Services - 0.9%
AT&T, Inc. 3.90%, 08/14/2027	1,030,000	1,036,882
4.55%, 03/09/2049	97,000	91,294
5.35%, 09/01/2040	10,000	10,553
Deutsche Telekom International Finance BV 4.88%, 03/06/2042 (C)	470,000	533,647
6.00%, 07/08/2019	75,000	79,083
Telefonica Emisiones SAU 5.13%, 04/27/2020	75,000	79,396
Verizon Communications, Inc. 3.50%, 11/01/2024	665,000	676,922
4.60%, 04/01/2021	220,000	234,048

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
5.15%, 09/15/2023	$ 260,000	$ 289,287
5.50%, 03/16/2047	276,000	314,478

		3,345,590

Electric Utilities - 0.7%
AEP Texas, Inc. 6.65%, 02/15/2033	85,000	111,063
Ameren Illinois Co. 9.75%, 11/15/2018	103,000	109,685
Commonwealth Edison Co. 5.80%, 03/15/2018	50,000	50,371
Duke Energy Carolinas LLC 4.25%, 12/15/2041	455,000	500,790
Entergy Texas, Inc. 7.13%, 02/01/2019	100,000	105,054
Exelon Corp. 5.15%, 12/01/2020	90,000	95,835
Florida Power & Light Co. 4.13%, 02/01/2042	115,000	127,017
Georgia Power Co. 5.40%, 06/01/2018	50,000	50,720
Oncor Electric Delivery Co. LLC 6.80%, 09/01/2018	100,000	102,998
Pacific Gas & Electric Co. 3.50%, 06/15/2025	475,000	485,603
Progress Energy, Inc. 4.40%, 01/15/2021	165,000	172,961
Southern California Edison Co. 5.55%, 01/15/2036	400,000	493,140
TECO Finance, Inc. 5.15%, 03/15/2020	75,000	78,935
Wisconsin Electric Power Co. 2.95%, 09/15/2021	95,000	96,340

		2,580,512

Electronic Equipment, Instruments & Components - 0.0% (H)
Corning, Inc. 4.75%, 03/15/2042	155,000	173,136

Equity Real Estate Investment Trusts - 0.1%
American Tower Corp. 5.05%, 09/01/2020	90,000	95,426
Welltower, Inc. 4.95%, 01/15/2021	175,000	185,956

		281,382

Food & Staples Retailing - 0.1%
Ahold Finance USA LLC 6.88%, 05/01/2029	55,000	68,199
Costco Wholesale Corp. 1.70%, 12/15/2019	165,000	163,941

		232,140

Food Products - 0.3%
Kraft Heinz Foods Co. 3.00%, 06/01/2026	534,000	513,858
5.38%, 02/10/2020	78,000	82,641
Tyson Foods, Inc. 3.95%, 08/15/2024	470,000	494,285

		1,090,784

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities - 0.0% (H)
NiSource Finance Corp. 6.80%, 01/15/2019	$ 27,000	$ 28,218

Health Care Equipment & Supplies - 0.0% (H)
Medtronic, Inc. 4.50%, 03/15/2042	135,000	150,863

Health Care Providers & Services - 0.0% (H)
Cigna Corp. 4.50%, 03/15/2021	75,000	78,829
UnitedHealth Group, Inc. 6.00%, 02/15/2018	30,000	30,148

		108,977

Hotels, Restaurants & Leisure - 0.0% (H)
McDonald’s Corp. 5.00%, 02/01/2019, MTN	85,000	87,653

Household Durables - 0.1%
Newell Brands, Inc. 3.90%, 11/01/2025	490,000	501,590

Household Products - 0.0% (H)
Kimberly-Clark Corp. 3.88%, 03/01/2021	115,000	120,108

Independent Power & Renewable Electricity Producers - 0.0% (H)
Exelon Generation Co. LLC 4.00%, 10/01/2020	145,000	149,425

Industrial Conglomerates - 0.0% (H)
General Electric Co. 5.63%, 05/01/2018, MTN	140,000	141,670

Insurance - 1.0%
American International Group, Inc. 6.40%, 12/15/2020	70,000	77,603
Aon Corp. 5.00%, 09/30/2020 (B)	75,000	79,867
Chubb INA Holdings, Inc. 6.70%, 05/15/2036	355,000	499,928
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (C)	501,000	550,160
Hartford Financial Services Group, Inc. 5.50%, 03/30/2020	430,000	458,299
6.30%, 03/15/2018	49,000	49,427
Lincoln National Corp. 8.75%, 07/01/2019	42,000	45,858
Marsh & McLennan Cos., Inc. 4.80%, 07/15/2021	55,000	58,801
MetLife, Inc. 6.40%, 12/15/2066	441,000	507,287
7.72%, 02/15/2019	145,000	154,066
Prudential Financial, Inc. 3.50%, 05/15/2024, MTN	399,000	414,435
5.38%, 06/21/2020, MTN	90,000	96,373
Fixed until 06/15/2023, 5.63% (J), 06/15/2043	475,000	514,425
XLIT, Ltd. 5.75%, 10/01/2021	80,000	87,803

		3,594,332

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 3.80%, 12/05/2024	558,000	589,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services - 0.2%
Enterprise Services LLC 7.45%, 10/15/2029	$ 75,000	$ 93,214
International Business Machines Corp. 3.63%, 02/12/2024	470,000	492,149
4.00%, 06/20/2042	92,000	97,430
5.60%, 11/30/2039	5,000	6,533

		689,326

Machinery - 0.0% (H)
Caterpillar, Inc. 7.38%, 03/01/2097	55,000	78,328
Ingersoll-Rand Global Holding Co., Ltd. 6.88%, 08/15/2018	50,000	51,448

		129,776

Media - 1.2%
21st Century Fox America, Inc. 5.65%, 08/15/2020	85,000	91,916
6.15%, 02/15/2041	405,000	537,654
6.55%, 03/15/2033	75,000	98,578
CBS Corp. 3.50%, 01/15/2025	1,005,000	1,008,718
Comcast Cable Communications Holdings, Inc. 9.46%, 11/15/2022	225,000	293,980
Comcast Corp. 4.75%, 03/01/2044	470,000	538,981
NBCUniversal Media LLC 5.15%, 04/30/2020	50,000	53,271
RELX Capital, Inc. 8.63%, 01/15/2019	39,000	41,345
Time Warner Cable LLC 5.00%, 02/01/2020	145,000	151,323
Time Warner, Inc. 3.55%, 06/01/2024	500,000	505,494
3.80%, 02/15/2027	513,000	512,515
4.70%, 01/15/2021	115,000	121,495
Viacom, Inc. 3.88%, 04/01/2024 (B)	315,000	314,282
Walt Disney Co. 5.50%, 03/15/2019, MTN	85,000	88,339
WPP Finance 4.75%, 11/21/2021	16,000	17,142

		4,375,033

Metals & Mining - 0.1%
Barrick North America Finance LLC 5.70%, 05/30/2041	150,000	184,312
Newmont Mining Corp. 4.88%, 03/15/2042	150,000	166,456
Rio Tinto Finance USA PLC 4.13%, 08/21/2042 (B)	155,000	165,867

		516,635

Multi-Utilities - 0.3%
Berkshire Hathaway Energy Co. 6.13%, 04/01/2036	371,000	495,850
Consolidated Edison Co. of New York, Inc. 5.30%, 03/01/2035	90,000	108,609

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Dominion Energy, Inc. 3.90%, 10/01/2025	$ 475,000	$ 495,715

		1,100,174

Oil, Gas & Consumable Fuels - 1.2%
BP Capital Markets PLC 2.52%, 01/15/2020	509,000	513,273
Canadian Natural Resources, Ltd. 5.90%, 02/01/2018	120,000	120,416
ConocoPhillips 6.50%, 02/01/2039	303,000	424,028
ConocoPhillips Holding Co. 6.95%, 04/15/2029	75,000	98,506
Devon Energy Corp. 4.75%, 05/15/2042	140,000	148,246
5.00%, 06/15/2045	187,000	208,607
Energy Transfer, LP 6.13%, 12/15/2045	378,000	410,477
6.70%, 07/01/2018	90,000	91,988
Enterprise Products Operating LLC 3.70%, 02/15/2026	480,000	491,492
5.20%, 09/01/2020	50,000	53,421
Hess Corp. 6.00%, 01/15/2040	50,000	55,253
Husky Energy, Inc. 7.25%, 12/15/2019	50,000	54,438
Kinder Morgan Energy Partners, LP 5.30%, 09/15/2020	125,000	133,229
5.95%, 02/15/2018	50,000	50,232
Marathon Petroleum Corp. 5.13%, 03/01/2021	33,000	35,417
Occidental Petroleum Corp. 2.70%, 02/15/2023 (B)	150,000	150,093
Shell International Finance BV 4.38%, 03/25/2020	55,000	57,512
6.38%, 12/15/2038	298,000	415,450
Tennessee Gas Pipeline Co. LLC 7.00%, 10/15/2028	425,000	514,973
TransCanada PipeLines, Ltd. 3.80%, 10/01/2020	130,000	134,791
6.50%, 08/15/2018 (B)	50,000	51,351
Valero Energy Corp. 6.13%, 02/01/2020	90,000	96,930
Williams Partners, LP 5.25%, 03/15/2020	90,000	95,069

		4,405,192

Pharmaceuticals - 0.2%
AstraZeneca PLC 6.45%, 09/15/2037	100,000	135,875
GlaxoSmithKline Capital PLC 2.85%, 05/08/2022	220,000	223,304
GlaxoSmithKline Capital, Inc. 5.65%, 05/15/2018	50,000	50,688
Johnson & Johnson 3.55%, 05/15/2021	200,000	209,106
Merck & Co., Inc. 3.60%, 09/15/2042	80,000	81,671

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (B)	$ 6,000	$ 6,010

		706,654

Road & Rail - 0.1%
Burlington Northern Santa Fe LLC 4.40%, 03/15/2042	175,000	196,599
Union Pacific Corp. 3.80%, 10/01/2051	140,000	142,742

		339,341

Semiconductors & Semiconductor Equipment - 0.1%
Applied Materials, Inc. 5.85%, 06/15/2041	200,000	262,007

Software - 0.3%
Microsoft Corp. 3.70%, 08/08/2046	509,000	530,638
4.00%, 02/08/2021 (B)	200,000	210,099
Oracle Corp. 3.25%, 05/15/2030	505,000	510,496

		1,251,233

Specialty Retail - 0.2%
Home Depot, Inc. 1.80%, 06/05/2020	517,000	512,889
Lowe’s Cos., Inc. 3.80%, 11/15/2021	140,000	146,256

		659,145

Technology Hardware, Storage & Peripherals - 0.3%
Apple, Inc. 4.65%, 02/23/2046	451,000	528,137
Xerox Corp. 3.63%, 03/15/2023	536,000	522,877
4.50%, 05/15/2021	80,000	83,589

		1,134,603

Tobacco - 0.4%
Altria Group, Inc. 2.85%, 08/09/2022	505,000	508,314
9.25%, 08/06/2019	118,000	130,821
Philip Morris International, Inc. 5.65%, 05/16/2018	50,000	50,713
6.38%, 05/16/2038	105,000	142,092
Reynolds American, Inc. 5.85%, 08/15/2045	440,000	549,458

		1,381,398

Wireless Telecommunication Services - 0.1%
Vodafone Group PLC 4.38%, 03/16/2021	230,000	243,381

Total Corporate Debt Securities (Cost $50,457,580)		51,559,160

FOREIGN GOVERNMENT OBLIGATIONS - 1.7%
Hungary - 0.1%
Hungary Government International Bond 7.63%, 03/29/2041	200,000	313,310

Iraq - 0.3%
Iraq Government AID Bond 2.15%, 01/18/2022	1,272,000	1,264,702

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Israel - 0.1%
Israel Government International Bond 5.13%, 03/26/2019	$ 310,000	$ 321,619

Mexico - 0.2%
Mexico Government International Bond 4.00%, 10/02/2023	850,000	889,525

Poland - 0.1%
Republic of Poland Government International Bond 3.25%, 04/06/2026	405,000	413,556

Supranational - 0.4%
European Investment Bank 2.88%, 09/15/2020	220,000	224,285
4.88%, 02/15/2036	285,000	373,052
Inter-American Development Bank 3.88%, 02/14/2020, MTN	635,000	658,573
International Bank for Reconstruction & Development 4.75%, 02/15/2035, MTN	245,000	314,838

		1,570,748

Ukraine - 0.5%
Ukraine Government AID Bonds 1.47%, 09/29/2021	1,900,000	1,850,429

Total Foreign Government Obligations (Cost $6,558,862)		6,623,889

MORTGAGE-BACKED SECURITIES - 0.8%
CCUBS Commercial Mortgage Trust Series 2017-C1, Class A4, 3.54% (J), 11/15/2050	800,000	822,730
COMM Mortgage Trust
Series 2015-CR25, Class A4, 3.76%, 08/10/2048	550,000	576,200
Series 2015-DC1, Class A5, 3.35%, 02/10/2048	575,000	585,396
CSAIL Commercial Mortgage Trust Series 2015-C4, Class A4, 3.81%, 11/15/2048	600,000	627,259
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-SGP, Class A, 1-Month LIBOR + 1.70%, 3.18% (J), 07/15/2036 (C)	353,208	354,530

Total Mortgage-Backed Securities (Cost $2,994,662)		2,966,115

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (H)
California - 0.0% (H)
State of California, General Obligation Unlimited, 7.60%, 11/01/2040	115,000	183,647

Total Municipal Government Obligation (Cost $118,794)		183,647

U.S. GOVERNMENT AGENCY OBLIGATIONS - 18.9%
Federal Home Loan Mortgage Corp. 0.75%, 04/09/2018, MTN	9,313,000	9,295,855
2.38%, 01/13/2022	745,000	751,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
3.00%, TBA (L)	$ 1,725,000	$ 1,756,397
3.00%, 07/01/2045 - 02/01/2047	3,813,673	3,817,164
3.50%, TBA (L)	5,101,000	5,238,357
4.00%, 11/01/2025 - 02/01/2046	1,656,952	1,738,931
4.00%, TBA (L)	950,000	993,418
4.50%, 05/01/2023	20,064	21,021
5.00%, 12/01/2038 - 04/01/2040	617,555	672,582
5.50%, 04/01/2038 - 10/01/2038	248,749	274,891
6.00%, 11/01/2037	20,900	23,465
6.75%, 03/15/2031	245,000	350,361
Federal National Mortgage Association 1.88%, 09/24/2026 (B)	1,408,000	1,327,233
2.50%, 11/01/2031 - 01/01/2032	3,309,670	3,306,133
2.63%, 09/06/2024	1,070,000	1,084,247
3.00%, 05/01/2027 - 12/01/2047	7,802,483	7,840,760
3.50%, TBA (L)	6,483,000	6,656,218
4.00%, 03/01/2024 - 10/01/2043	1,072,487	1,127,462
4.00%, TBA (L)	4,529,000	4,736,151
4.50%, 04/01/2034	226,757	243,949
4.50%, TBA (L)	2,003,000	2,131,004
5.00%, 03/01/2023 - 08/01/2040	472,824	509,275
5.50%, 12/01/2023 - 12/01/2039	412,152	450,259
6.00%, 03/01/2038 - 02/01/2040	280,452	315,982
6.63%, 11/15/2030	414,000	582,211
7.25%, 05/15/2030	445,000	650,984
Government National Mortgage Association 3.00%, 04/20/2046 - 09/20/2047	4,641,175	4,687,796
3.50%, TBA (L)	6,555,000	6,776,231
4.00%, 12/15/2040 - 11/20/2045	1,687,856	1,770,893
4.50%, 06/15/2039 - 07/20/2045	1,502,762	1,588,794
5.00%, 08/15/2039 - 09/20/2041	400,397	434,760
5.50%, 12/20/2038 - 04/15/2040	186,587	204,509
6.00%, 06/15/2037	26,970	30,163

Total U.S. Government Agency Obligations (Cost $71,373,832)		71,389,154

U.S. GOVERNMENT OBLIGATIONS - 23.7%
U.S. Treasury - 23.7%
U.S. Treasury Bond 2.25%, 08/15/2046	3,381,300	3,050,170
2.50%, 02/15/2046	1,030,000	980,150
2.75%, 08/15/2047 - 11/15/2047	926,000	927,275
2.88%, 08/15/2045 - 11/15/2046	1,265,000	1,297,455
3.00%, 05/15/2047	673,500	708,096
3.13%, 11/15/2041	680,000	731,027
3.63%, 08/15/2043	2,285,300	2,667,195
3.75%, 08/15/2041	945,000	1,119,862
4.38%, 05/15/2040	1,205,400	1,554,213
4.50%, 02/15/2036	722,400	930,005
6.00%, 02/15/2026	290,000	367,688
6.13%, 11/15/2027	194,000	257,126
U.S. Treasury Note 0.88%, 03/31/2018	5,235,000	5,228,464
1.00%, 03/15/2018	8,015,000	8,009,371
1.13%, 02/28/2021 - 09/30/2021	1,486,000	1,441,849
1.25%, 10/31/2021	1,758,600	1,703,644
1.38%, 08/31/2020 - 09/30/2020	5,331,700	5,252,842
1.50%, 05/31/2019 - 08/15/2026	6,270,300	6,197,666

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.63%, 11/15/2022	$ 1,798,000	$ 1,752,207
1.75%, 03/31/2022	2,003,200	1,970,335
1.88%, 11/30/2021 - 10/31/2022	4,365,000	4,311,631
2.00%, 07/31/2022 - 02/15/2025	2,035,000	2,001,983
2.00%, 11/30/2022 (B)	145,000	143,680
2.13%, 05/15/2025	1,363,900	1,343,069
2.25%, 11/15/2024 - 08/15/2027	1,762,000	1,748,756
2.38%, 08/15/2024 - 05/15/2027	3,578,300	3,584,149
2.63%, 11/15/2020	2,864,000	2,915,686
2.75%, 02/15/2019 (M)	12,764,300	12,891,444
2.75%, 02/15/2024	4,205,000	4,315,381
3.50%, 05/15/2020	5,337,500	5,532,652
3.63%, 02/15/2021	4,355,000	4,566,966

Total U.S. Government Obligations (Cost $89,631,050)		89,502,037

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.7%
Federal Home Loan Bank Discount Notes 1.33% (I), 03/09/2018	2,500,000	2,493,813
1.35% (I), 03/16/2018	3,842,000	3,831,484

Total Short-Term U.S. Government Agency Obligations (Cost $6,325,181)		6,325,297

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (I)	6,288,699	6,288,699

Total Securities Lending Collateral (Cost $6,288,699)		6,288,699

	Principal	Value
REPURCHASE AGREEMENT - 1.3%
Fixed Income Clearing Corp., 0.54% (I), dated 12/29/2017, to be repurchased at $4,942,966 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 03/31/2019, and with a value of $5,041,529.	$ 4,942,669	4,942,669

Total Repurchase Agreement (Cost $4,942,669)		4,942,669

Total Investments Excluding Purchased Swaptions (Cost $347,276,675)		409,404,784
Total Purchased Swaptions - 0.0% (H) (Cost $59,847)		4,266

Total Investments (Cost $347,336,522)		409,409,050
Net Other Assets (Liabilities) - (8.5)%		(32,097,037)

Net Assets - 100.0%		$ 377,312,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR	CITI	3-Month USD-LIBOR	Pay	2.43%	01/24/2018	USD	15,000,000	$ 29,400	$ 2,387
Put - Receives Floating Rate Index 3-Month USD-LIBOR	CITI	3-Month USD-LIBOR	Pay	2.45	01/25/2018	USD	15,300,000	30,447	1,879

Total								$ 59,847	$ 4,266

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Buy Protection (P)
Reference Obligation	Fixed Rate Payable	Payment Frequency	Maturity Date	Notional Amount (N)		Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	Quarterly	06/20/2021	USD	1,822,800	$(147,956)	$—	$(147,956)

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)

Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (N)		Value (O)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 26	5.00%	Quarterly	06/20/2021	USD	1,822,800	$147,956	$38,126	$109,830

OVER-THE-COUNTER SWAP AGREEMENTS:

Total Return Swap Agreements (R)
Reference Entity	Counterparty	Rate	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
S&P 500® Total Return Index Futures	CITI	2.25%	Pay	Quarterly	03/15/2018	USD	19,698,881	3,778	$26,072	$—	$26,072

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year Canada Government Bond	Long	20	03/20/2018	$2,162,680	$2,144,471	$—	$(18,209)
10-Year Japan Government Bond Mini	Long	7	03/12/2018	937,526	937,102	—	(424)
10-Year U.S. Treasury Note	Long	183	03/20/2018	22,792,297	22,700,578	—	(91,719)
EURO STOXX 50®	Short	(61)	03/16/2018	(2,611,803)	(2,556,555)	55,248	—
FTSE 100 Index	Long	16	03/16/2018	1,607,962	1,649,992	42,030	—
German Euro Bund	Long	9	03/08/2018	1,764,533	1,745,925	—	(18,608)
MSCI EAFE Mini Index	Long	2	03/16/2018	201,641	204,550	2,909	—
MSCI Emerging Markets	Long	23	03/16/2018	1,319,797	1,338,255	18,458	—
S&P 500® E-Mini	Short	(33)	03/16/2018	(4,409,727)	(4,415,400)	—	(5,673)
S&P/ASX 200 Index	Long	8	03/15/2018	939,595	939,421	—	(174)
S&P/TSX 60 Index	Short	(37)	03/15/2018	(5,540,094)	(5,636,245)	—	(96,151)
TOPIX Index	Long	36	03/08/2018	5,723,639	5,805,370	81,731	—
U.S. Treasury Bond	Long	26	03/20/2018	4,321,929	4,359,063	37,134	—

Total						$237,510	$(230,958)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	03/14/2018	USD	3,006,599	EUR	2,540,393	$—	$(55,100)
BNP	03/14/2018	USD	1,812,126	CAD	2,331,493	—	(44,498)
BOA	03/14/2018	USD	2,781,841	AUD	3,661,257	—	(74,443)
BOA	03/14/2018	USD	2,108,703	CAD	2,687,270	—	(31,235)
BOA	03/14/2018	USD	659,525	JPY	73,901,180	1,174	—
BOA	03/14/2018	JPY	514,344,407	USD	4,553,543	28,509	—
CITI	03/14/2018	USD	3,019,347	CHF	2,963,356	—	(38,015)
CSI	03/14/2018	USD	2,452,491	EUR	2,078,212	—	(52,184)
CSI	03/14/2018	USD	3,628,739	GBP	2,714,986	—	(45,912)
CSI	03/14/2018	USD	660,333	JPY	73,901,179	1,982	—
CSI	03/14/2018	USD	1,045,927	SEK	8,759,224	—	(26,704)
CSI	03/14/2018	NOK	6,116,177	USD	733,410	13,049	—
HSBC	03/14/2018	USD	555,950	EUR	466,383	—	(6,137)
RBS	03/14/2018	USD	556,007	EUR	466,383	—	(6,080)
SSB	03/14/2018	USD	243,419	GBP	181,617	—	(2,394)

Total						$44,714	$(382,702)

INVESTMENTS BY COUNTRY:
Country (unaudited)	Percentage of Total Investments		Value
United States	76.6%		$313,762,224
Japan	3.7		15,016,417
United Kingdom	3.4		14,086,053
France	1.6		6,519,872
Canada	1.6		6,511,835
Germany	1.6		6,424,916
Switzerland	1.4		5,723,612
Netherlands	1.1		4,498,481
Australia	1.1		4,369,595
Hong Kong	0.5		2,114,905
Spain	0.5		2,065,649
Ireland	0.5		1,873,194
Ukraine	0.5		1,850,429
Sweden	0.4		1,691,745
Supranational	0.4		1,570,748
Iraq	0.3		1,264,702
Italy	0.3		1,247,627
Denmark	0.3		1,135,222
Mexico	0.2		889,525
Singapore	0.2		813,022
Belgium	0.2		688,882
Finland	0.1		583,047
Israel	0.1		576,904
Guernsey, Channel Islands	0.1		530,601
Poland	0.1		413,556
Norway	0.1		413,429
Hungary	0.1		313,310
Luxembourg	0.1		229,848
Bermuda	0.1		216,050
Austria	0.1		177,718
Macau	0.0	(H)	110,937
New Zealand	0.0	(H)	101,256
Portugal	0.0	(H)	96,616
Cayman Islands	0.0	(H)	87,803
Chile	0.0	(H)	78,904
Jersey, Channel Islands	0.0	(H)	70,032

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY COUNTRY (continued):
Country (unaudited)	Percentage of Total Investments		Value
Republic of South Africa	0.0	(H) %	$ 54,750

Investments, at Value	97.3		398,173,416
Short-Term Investments	2.7		11,231,368

Total Investments	100.0%		$409,404,784

SECURITY VALUATION:

Valuation Inputs (S)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (T)	Value
ASSETS
Investments
Common Stocks	$106,149,765	$61,822,031	$0	$167,971,796
Preferred Stocks	—	296,549	—	296,549
Asset-Backed Securities	—	1,355,772	—	1,355,772
Corporate Debt Securities	—	51,559,160	—	51,559,160
Foreign Government Obligations	—	6,623,889	—	6,623,889
Mortgage-Backed Securities	—	2,966,115	—	2,966,115
Municipal Government Obligation	—	183,647	—	183,647
U.S. Government Agency Obligations	—	71,389,154	—	71,389,154
U.S. Government Obligations	—	89,502,037	—	89,502,037
Short-Term U.S. Government Agency Obligations	—	6,325,297	—	6,325,297
Securities Lending Collateral	6,288,699	—	—	6,288,699
Repurchase Agreement	—	4,942,669	—	4,942,669
Over-the-Counter Interest Rate Swaptions Purchased	—	4,266	—	4,266

Total Investments	$112,438,464	$296,970,586	$0	$409,409,050

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$147,956	$—	$147,956
Over-the-Counter Total Return Swap Agreements	—	26,072	—	26,072
Futures Contracts (U)	237,510	—	—	237,510
Forward Foreign Currency Contracts (U)	—	44,714	—	44,714

Total Other Financial Instruments	$237,510	$218,742	$—	$456,252

LIABILITIES
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$(147,956)	$—	$(147,956)
Futures Contracts (U)	(230,958)	—	—	(230,958)
Forward Foreign Currency Contracts (U)	—	(382,702)	—	(382,702)

Total Other Financial Instruments	$(230,958)	$(530,658)	$—	$(761,616)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,067,231. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $2,000,202, representing 0.5% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $0, representing less than 0.1% of the Portfolio’s net assets.
(E)	Security deemed worthless.
(F)	Illiquid security. At December 31, 2017, the value of such securities amounted to $0 or less than 0.1% of the Portfolio’s net assets.
(G)	Security is Level 3 of the fair value hierarchy.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at December 31, 2017.
(J)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(K)	Perpetual maturity. The date displayed is the next call date.
(L)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(M)	All or a portion of the security has been segregated as collateral for open over-the-counter swaptions, swaps agreements and forward foreign currency contracts. The value of the security is $12,891,444.
(N)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(O)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(P)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (b) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(S)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(T)	Level 3 securities were not considered significant to the Portfolio.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	United States Dollar

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSI	Credit Suisse International
HSBC	HSBC Bank USA
RBS	Royal Bank of Scotland PLC
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
ASX	Australian Securities Exchange
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
SDR	Swedish Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TBA	To Be Announced
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $342,393,853) (including securities loaned of $6,067,231)	$404,466,381
Repurchase agreement, at value (cost $4,942,669)	4,942,669
Cash	12,689
Cash collateral pledged at broker:
Futures contracts	1,268,710
Foreign currency, at value (cost $341,849)	355,457
Receivables and other assets:
Shares of beneficial interest sold	5,409
Investments sold	1,762,045
Interest	1,336,099
Dividends	186,102
Tax reclaims	109,984
Net income from securities lending	2,263
Variation margin receivable on centrally cleared swap agreements	21
Variation margin receivable on futures contracts	78,411
OTC swap agreements, at value	26,072
Unrealized appreciation on forward foreign currency contracts	44,714

Total assets	414,597,026

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	102,028
When-issued, delayed-delivery, forward and TBA commitments purchased	30,076,899
Investment management fees	244,725
Distribution and service fees	74,199
Transfer agent costs	1,358
Trustees, CCO and deferred compensation fees	390
Audit and tax fees	13,992
Custody fees	39,430
Legal fees	4,043
Printing and shareholder reports fees	54,036
Other	2,512
Collateral for securities on loan	6,288,699
Unrealized depreciation on forward foreign currency contracts	382,702

Total liabilities	37,285,013

Net assets	$377,312,013

Net assets consist of:
Capital stock ($0.01 par value)	$371,582
Additional paid-in capital	309,677,316
Undistributed (distributions in excess of) net investment income (loss)	5,454,611
Accumulated net realized gain (loss)	65,165
Net unrealized appreciation (depreciation) on:
Investments	62,072,528
Swap agreements	(12,054)
Futures contracts	6,552
Forward foreign currency contracts	(337,988)
Translation of assets and liabilities denominated in foreign currencies	14,301

Net assets	$377,312,013

Net assets by class:
Initial Class	$28,215,347
Service Class	349,096,666

Shares outstanding:
Initial Class	2,761,313
Service Class	34,396,895

Net asset value and offering price per share:
Initial Class	$10.22
Service Class	10.15

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$4,086,337
Interest income	4,909,992
Net income (loss) from securities lending	42,280
Withholding taxes on foreign income	(187,924)

Total investment income	8,850,685

Expenses:
Investment management fees	2,917,440
Distribution and service fees:
Service Class	884,230
Transfer agent costs	5,488
Trustees, CCO and deferred compensation fees	10,271
Audit and tax fees	40,883
Custody fees	206,987
Legal fees	27,224
Printing and shareholder reports fees	53,899
Other	12,148

Total expenses	4,158,570

Net investment income (loss)	4,692,115

Net realized gain (loss) on:
Investments	9,586,798
Swap agreements	(1,459,646)
Futures contracts	(1,273,832)
Forward foreign currency contracts	871,610
Foreign currency transactions	144,400

Net realized gain (loss)	7,869,330

Net change in unrealized appreciation (depreciation) on:
Investments	22,946,868
Swap agreements	(499,774)
Futures contracts	138,451
Forward foreign currency contracts	(401,461)
Translation of assets and liabilities denominated in foreign currencies	26,397

Net change in unrealized appreciation (depreciation)	22,210,481

Net realized and change in unrealized gain (loss)	30,079,811

Net increase (decrease) in net assets resulting from operations	$34,771,926

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016

From operations:
Net investment income (loss)	$4,692,115	$4,458,665
Net realized gain (loss)	7,869,330	(2,695,278)
Net change in unrealized appreciation (depreciation)	22,210,481	6,278,004

Net increase (decrease) in net assets resulting from operations	34,771,926	8,041,391

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(500,624)	(465,382)
Service Class	(5,276,894)	(4,642,941)

Total dividends and/or distributions from net investment income	(5,777,518)	(5,108,323)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,300,386	2,047,205
Service Class	3,842,249	14,889,493

	5,142,635	16,936,698

Dividends and/or distributions reinvested:
Initial Class	500,624	465,382
Service Class	5,276,894	4,642,941

	5,777,518	5,108,323

Cost of shares redeemed:
Initial Class	(5,863,220)	(5,750,016)
Service Class	(51,790,448)	(27,662,934)

	(57,653,668)	(33,412,950)

Net increase (decrease) in net assets resulting from capital share transactions	(46,733,515)	(11,367,929)

Net increase (decrease) in net assets	(17,739,107)	(8,434,861)

Net assets:
Beginning of year	395,051,120	403,485,981

End of year	$377,312,013	$395,051,120

Undistributed (distributions in excess of) net investment income (loss)	$5,454,611	$5,023,807

Capital share transactions - shares:
Shares issued:
Initial Class	132,240	216,079
Service Class	388,344	1,580,673

	520,584	1,796,752

Shares reinvested:
Initial Class	50,722	48,276
Service Class	537,362	484,649

	588,084	532,925

Shares redeemed:
Initial Class	(595,997)	(605,430)
Service Class	(5,301,117)	(2,936,626)

	(5,897,114)	(3,542,056)

Net increase (decrease) in shares outstanding:
Initial Class	(413,035)	(341,075)
Service Class	(4,375,411)	(871,304)

	(4,788,446)	(1,212,379)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.48	$9.41		$9.54	$9.13	$8.62

Investment operations:
Net investment income (loss) (A) (B)	0.14	0.13	(C)	0.10	0.11	0.08
Net realized and unrealized gain (loss)	0.78	0.08		(0.11)	0.40	0.53

Total investment operations	0.92	0.21		(0.01)	0.51	0.61

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.14)		(0.12)	(0.10)	(0.10)

Net asset value, end of year	$10.22	$9.48		$9.41	$9.54	$9.13

Total return (D)	9.74%	2.22%		(0.08)%	5.56%	7.18%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,215	$30,086		$33,068	$39,218	$36,414
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.86%	0.85%		0.85%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.83	%(C)	0.85%	0.86%	0.86%
Net investment income (loss) to average net assets (B)	1.46%	1.34	%(C)	1.08%	1.21%	0.91%
Portfolio turnover rate (F)	28%	40%		40%	28%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.41	$9.34		$9.48	$9.07	$8.57

Investment operations:
Net investment income (loss) (A) (B)	0.12	0.10	(C)	0.08	0.09	0.06
Net realized and unrealized gain (loss)	0.77	0.09		(0.12)	0.40	0.53

Total investment operations	0.89	0.19		(0.04)	0.49	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.12)		(0.10)	(0.08)	(0.09)

Net asset value, end of year	$10.15	$9.41		$9.34	$9.48	$9.07

Total return (D)	9.52%	1.99%		(0.42)%	5.36%	6.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$349,097	$364,965		$370,418	$362,772	$341,350
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.11%	1.10%		1.10%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.11%	1.08	%(C)	1.10%	1.11%	1.11%
Net investment income (loss) to average net assets (B)	1.21%	1.08	%(C)	0.83%	0.96%	0.66%
Portfolio turnover rate (F)	28%	40%		40%	28%	31%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica AB Dynamic Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

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Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,874,868	$—	$—	$—	$3,874,868
Corporate Debt Securities	901,033	—	—	—	901,033
U.S. Government Agency Obligations	1,365,253	—	—	—	1,365,253
U.S. Government Obligations	147,545	—	—	—	147,545
Total Securities Lending Transactions	$6,288,699	$—	$—	$—	$6,288,699
Total Borrowings	$6,288,699	$—	$—	$—	$6,288,699

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) Swap agreements within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$4,266	$—	$—	$—	$—	$4,266
Centrally cleared swap agreements, at value (B) (C)	—	—	—	147,956	—	147,956
OTC swap agreements, at value	—	—	26,072	—	—	26,072
Net unrealized appreciation on futures contracts (B) (D)	37,134	—	200,376	—	—	237,510
Unrealized appreciation on forward foreign currency contracts	—	44,714	—	—	—	44,714
Total	$41,400	$44,714	$226,448	$147,956	$—	$460,518

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Centrally cleared swap agreements, at value (B) (C)	$—	$—	$—	$(147,956)	$—	$(147,956)
Net unrealized depreciation on futures contracts (B) (D)	(128,960)	—	(101,998)	—	—	(230,958)
Unrealized depreciation on forward foreign currency contracts	—	(382,702)	—	—	—	(382,702)
Total	$(128,960)	$(382,702)	$(101,998)	$(147,956)	$—	$(761,616)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Swap agreements	$110,470	$—	$(2,098,717)	$528,601	$—	$(1,459,646)
Futures contracts	603,782	—	(1,877,614)	—	—	(1,273,832)
Forward foreign currency contracts	—	871,610	—	—	—	871,610
Total	$714,252	$871,610	$(3,976,331)	$528,601	$—	$(1,861,868)

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(55,581)	$—	$—	$—	$—	$(55,581)
Swap agreements	(22,036)	—	26,072	(503,810)	—	(499,774)
Futures contracts	(38,143)	—	176,594	—	—	138,451
Forward foreign currency contracts	—	(401,461)	—	—	—	(401,461)
Total	$(115,760)	$(401,461)	$202,666	$(503,810)	$—	$(818,365)

(A)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts		Long	Short	Purchased	Sold
$ —	$ 2,760	$ 23,605,241	85,415,365	(50,552)	$ 27,204,898	$ 36,905,894

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$29,683	$(29,683)	$—	$—	$105,678	$(29,683)	$—	$75,995
Barclays Bank PLC	—	—	—	—	55,100	—	—	55,100
BNP Paribas	—	—	—	—	44,498	—	—	44,498
Citibank N.A.	30,338	(30,338)	—	—	38,015	(30,338)	—	7,677
Credit Suisse International	15,031	(15,031)	—	—	124,800	(15,031)	—	109,769
HSBC Bank USA	—	—	—	—	6,137	—	—	6,137
Royal Bank of Scotland PLC	—	—	—	—	6,080	—	—	6,080
State Street Bank & Trust Co.	—	—	—	—	2,394	—	—	2,394
Other Derivatives (C)	385,466	—	—	385,466	378,914	—	—	378,914

Total	$460,518	$(75,052)	$—	$385,466	$761,616	$(75,052)	$—	$686,564

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.78%
Over $250 million	0.73%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	91.25%	91.25%
Service Class	1	92.90%	92.90%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,412,010	$ 61,491,323	$ 61,238,710	$ 61,543,826

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, swaps, passive foreign investment companies, prior year tax adjustments, prior year corporate action adjustments, prior year Scentre Group reclass and 2015 non-REIT/ROC adjustment. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, swaps, passive foreign investment company gains and losses, CCP clearing fee reclass and capital loss carryover expirations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (18,496,956)	$ 1,516,207	$ 16,980,749

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 347,975,778	$ 68,122,300	$ (6,717,191)	$ 61,405,109

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $24,445,910.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,777,518	$ —	$ —	$ 5,108,323	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,843,705	$ —	$ —	$ —	$ —	$ 61,419,410

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica AB Dynamic Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica AB Dynamic Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica AB Dynamic Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica AB Dynamic Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

Portfolio Characteristics	Years
Average Maturity §	0.43
Duration †	0.11

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	40.9%
Short-Term U.S. Government Agency Obligations	37.4
U.S. Government Agency Obligations	20.4
Short-Term U.S. Government Obligation	1.5
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,000.00	$3.43	$1,021.80	$3.47	0.68%
Service Class	1,000.00	1,000.00	5.65	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 20.4%
Federal Agricultural Mortgage Corp.
3-Month LIBOR - 0.17%, 1.16% (A), 04/03/2018	$ 5,500,000	$ 5,500,000
1-Month LIBOR - 0.09%, 1.27% (A), 11/01/2018	17,500,000	17,500,000
Federal Farm Credit Banks
3-Month LIBOR - 0.23%, 1.10% (A), 04/03/2019	9,000,000	8,999,123
3-Month LIBOR - 0.26%, 1.43% (A), 09/28/2018	7,000,000	7,000,489
Federal Home Loan Banks
3-Month LIBOR - 0.20%, 1.15% (A), 01/18/2019	8,500,000	8,502,107
3-Month LIBOR - 0.17%, 1.32% (A), 06/01/2018	15,000,000	15,000,000
1-Month LIBOR - 0.14%, 1.36% (A), 10/19/2018	11,500,000	11,500,000
1-Month LIBOR - 0.09%, 1.38% (A), 01/14/2019	7,400,000	7,400,000
Federal Home Loan Mortgage Corp. 3-Month LIBOR - 0.28%, 1.13% (A), 08/10/2018, MTN	16,000,000	16,000,000
Federal National Mortgage Association 3-Month LIBOR - 0.05%, 1.59% (A), 03/21/2018	6,000,000	6,003,624

Total U.S. Government Agency Obligations (Cost $103,405,343)		103,405,343

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 37.4%
Federal Agricultural Mortgage Corp.
3-Month LIBOR - 0.18%, 1.20% (A), 10/30/2018	13,000,000	13,000,000
1-Month LIBOR - 0.10%, 1.37% (A), 09/14/2018	6,000,000	6,000,000
1-Month LIBOR - 0.11%, 1.43% (A), 06/22/2018	11,500,000	11,500,000
Federal Agricultural Mortgage Corp. Discount Notes 1.18% (B), 01/02/2018	10,400,000	10,399,665
Federal Farm Credit Discount Notes 1.49% (B), 08/09/2018	7,500,000	7,433,542
Federal Home Loan Bank Discount Notes
1.11% (B), 01/12/2018	17,000,000	16,994,338
1.15% (B), 02/21/2018	16,250,000	16,224,102
1.16% (B), 03/14/2018	16,400,000	16,362,608
1.31% (B), 03/08/2018	8,200,000	8,180,607
1.32% (B), 02/14/2018	9,350,000	9,335,144
1.33% (B), 02/28/2018	6,420,000	6,406,450
1.35% (B), 03/16/2018	30,150,000	30,067,573
1.38% (B), 03/28/2018	7,000,000	6,977,258
1.42% (B), 05/04/2018	5,100,000	5,075,779
1.51% (B), 06/13/2018	5,500,000	5,463,268
1.52% (B), 06/20/2018	4,400,000	4,369,041
Federal Home Loan Mortgage Corp. Discount Notes 1.26% (B), 05/16/2018	16,100,000	16,025,739

Total Short-Term U.S. Government Agency Obligations (Cost $189,815,114)		189,815,114

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATION - 1.5%
U.S. Treasury Bill 1.53% (B), 06/21/2018	$ 7,700,000	$ 7,645,119

Total Short-Term U.S. Government Obligation (Cost $7,645,119)		7,645,119

REPURCHASE AGREEMENTS - 40.9%
Barclays Capital, Inc., 1.35% (B), dated 12/29/2017, to be repurchased at $31,204,680 on 01/02/2018. Collateralized by U.S. Government Agency Obligations, 3.50% - 4.60%, due 06/25/2043 - 04/20/2046, and with a total value of $31,824,000.	31,200,000	31,200,000
Barclays Capital, Inc., 1.52% (B), dated 12/11/2017, to be repurchased at $22,522,050 on 02/09/2018. Collateralized by U.S. Government Agency Obligations, 3.50% - 6.50%, due 10/25/2031 - 04/20/2046, and with a total value of $22,950,001. (C)	22,500,000	22,500,000
Deutsche Bank Securities, Inc., 1.41% (B), dated 12/29/2017, to be repurchased at $10,001,567 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.63%, due 11/15/2020, and with a value of $10,200,067.	10,000,000	10,000,000
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $164,943 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 01/31/2024, and with a value of $170,933.	164,933	164,933
Goldman Sachs & Co., 1.30% (B), dated 12/29/2017, to be repurchased at $38,505,561 on 01/02/2018. Collateralized by U.S. Government Agency Obligations, 3.50%, due 10/01/2025 - 09/01/2042, and with a total value of $39,270,000.	38,500,000	38,500,000
ING Financial Markets LLC, 1.29% (B), dated 12/29/2017, to be repurchased at $3,100,444 on 01/02/2018. Collateralized by U.S. Government Agency Obligations, 3.36% - 3.50%, due 08/01/2036 - 01/01/2043, and with a total value of $3,162,215.	3,100,000	3,100,000
Jefferies LLC, 1.65% (B), dated 12/29/2017, to be repurchased at $29,605,427 on 01/02/2018. Collateralized by a U.S. Government Agency Obligation, 4.27%, due 11/20/2067, and with a value of $30,192,001	29,600,000	29,600,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

Principal	Value

REPURCHASE AGREEMENTS (continued)

Nomura Securities International, Inc., 1.42% (B), dated 12/29/2017, to be repurchased at $72,311,407 on 01/02/2018. Collateralized by U.S. Government Agency Obligations, 0.75% - 9.00%, due 01/01/2018 - 10/20/2066, and with a total value of $73,746,015.

$ 72,300,000	$ 72,300,000

Total Repurchase Agreements (Cost $207,364,933)	207,364,933

Total Investments (Cost $508,230,509)	508,230,509
Net Other Assets (Liabilities) - (0.2)%	(1,156,583)

Net Assets - 100.0%	$ 507,073,926

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$103,405,343	$—	$103,405,343
Short-Term U.S. Government Agency Obligations	—	189,815,114	—	189,815,114
Short-Term U.S. Government Obligation	—	7,645,119	—	7,645,119
Repurchase Agreements	—	207,364,933	—	207,364,933

Total Investments	$—	$508,230,509	$—	$508,230,509

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	Illiquid security. At December 31, 2017, the value of such securities amounted to $22,500,000 or 4.4% of the Portfolio’s net assets.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $300,865,576)	$300,865,576
Repurchase agreement, at value (cost $207,364,933)	207,364,933
Receivables and other assets:
Shares of beneficial interest sold	266,119
Due from investment manager	153,808
Interest	215,319

Total assets	508,865,755

Liabilities:
Due to custodian	10
Payables and other liabilities:
Shares of beneficial interest redeemed	1,447,177
Money market waiver due to advisor	186,587
Distribution and service fees	71,598
Transfer agent costs	1,972
Trustees, CCO and deferred compensation fees	560
Audit and tax fees	16,507
Custody fees	25,492
Legal fees	6,218
Printing and shareholder reports fees	28,940
Other	6,768

Total liabilities	1,791,829

Net assets	$507,073,926

Net assets consist of:
Capital stock ($0.01 par value)	$5,066,602
Additional paid-in capital	501,592,511
Undistributed (distributions in excess of) net investment income (loss)	414,813

Net assets	$507,073,926

Net assets by class:
Initial Class	$178,217,051
Service Class	328,856,875

Shares outstanding:
Initial Class	177,803,761
Service Class	328,856,434

Net asset value and offering price per share:
Initial Class	$1.00
Service Class	1.00

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$5,315,445

Total investment income	5,315,445

Expenses:
Investment management fees	1,579,968
Distribution and service fees:
Service Class	921,031
Transfer agent costs	8,287
Trustees, CCO and deferred compensation fees	14,997
Audit and tax fees	23,919
Custody fees	146,207
Legal fees	40,472
Printing and shareholder reports fees	26,173
Other	22,450

Total expenses before waiver and/or reimbursement and recapture	2,783,504

Recapture of previously waived and/or reimbursed fees:
Initial Class	779,010
Service Class	1,309,378

Net expenses	4,871,892

Net investment income (loss)	443,553

Net realized gain (loss) on:
Investments	19

Net realized and change in unrealized gain (loss)	19

Net increase (decrease) in net assets resulting from operations	$443,572

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$443,553	$34,816
Net realized gain (loss)	19	—

Net increase (decrease) in net assets resulting from operations	443,572	34,816

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(9,986)	(12,841)
Service Class	(18,773)	(23,082)

Total dividends and/or distributions from net investment income	(28,759)	(35,923)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,153,805	87,519,302
Service Class	114,456,140	210,758,740

	150,609,945	298,278,042

Dividends and/or distributions reinvested:
Initial Class	9,998	12,862
Service Class	18,801	23,123

	28,799	35,985

Cost of shares redeemed:
Initial Class	(74,977,570)	(103,051,689)
Service Class	(220,595,593)	(226,835,241)

	(295,573,163)	(329,886,930)

Net increase (decrease) in net assets resulting from capital share transactions	(144,934,419)	(31,572,903)

Net increase (decrease) in net assets	(144,519,606)	(31,574,010)

Net assets:
Beginning of year	651,593,532	683,167,542

End of year	$507,073,926	$651,593,532

Undistributed (distributions in excess of) net investment income (loss)	$414,813	$—

Capital share transactions - shares:
Shares issued:
Initial Class	36,153,805	87,519,302
Service Class	114,456,140	210,758,740

	150,609,945	298,278,042

Shares reinvested:
Initial Class	9,998	12,862
Service Class	18,801	23,123

	28,799	35,985

Shares redeemed:
Initial Class	(74,977,570)	(103,051,689)
Service Class	(220,595,593)	(226,835,241)

	(295,573,163)	(329,886,930)

Net increase (decrease) in shares outstanding:
Initial Class	(38,813,767)	(15,519,525)
Service Class	(106,120,652)	(16,053,378)

	(144,934,419)	(31,572,903)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.01%		0.01%		0.01%		0.01%		0.00	%(E)

Ratio and supplemental data:
Net assets end of year (000’s)	$178,217		$216,616		$232,137		$239,293		$256,856
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.33%		0.36%		0.42%		0.42%		0.42%
Including waiver and/or reimbursement and recapture (F)	0.73%		0.45	%(C)	0.29%		0.23%		0.26%
Net investment income (loss) to average net assets	0.22%		0.01	%(C)	0.01%		0.00	%(E)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	0.00	(B)	0.00	(B)	0.00	(B)
Net realized and unrealized gain (loss)	0.00	(B)	—		—		—		—

Total investment operations	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)	0.00	(B)

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)	(0.00	)(B)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total return (D)	0.01%		0.01%		0.01%		0.01%		0.00	%(E)

Ratio and supplemental data:
Net assets end of year (000’s)	$328,857		$434,978		$451,031		$427,205		$376,622
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%		0.61%		0.67%		0.67%		0.67%
Including waiver and/or reimbursement and recapture (F)	0.94%		0.46	%(C)	0.29%		0.23%		0.25%
Net investment income (loss) to average net assets	0.01%		0.01	%(C)	0.01%		0.00	%(E)	0.01%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may waive fees or reimburse expenses in order to avoid a negative yield. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon Government Money Market VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Government money market fund risk: The Portfolio operates as a “government” money market fund under new federal regulations. The Portfolio continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Portfolio will be able to maintain a $1.00 share price. The Portfolio does not currently intend to avail itself of the ability to impose “liquidity fees” and/or “gates” on Portfolio redemptions, as permitted under the new regulations. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Portfolio to impose such fees and gates in the future.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.28%
Over $1 billion up to $3 billion	0.27%
Over $3 billion	0.26%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.48%	May 1, 2018
Service Class	0.73%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.48%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM due to the operating expense limitation.

TAM, on a voluntary basis and in addition to the contractual waivers in effect from time to time, has agreed to waive fees and/or reimburse expenses of one or more classes of the Portfolio to such level(s) as the Trust’s officers have determined, or may reasonably determine from time to time, in order to prevent a negative yield. Any such waiver or expense reimbursement may be discontinued by TAM at any time. TAM is entitled to recapture any amounts so waived or reimbursed upon the Portfolio, or any classes thereof, attaining such yield as the Trust’s officers reasonably determine.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Once the Portfolio, or any classes thereof, has maintained a daily positive yield for a reasonable amount of time, as determined by TAM, TAM is entitled to reimbursement by the Portfolio, or any classes thereof, of the fees waived and/or expenses reimbursed by TAM or any of its affiliates to the Portfolio, or any classes thereof, during any of the previous 36 months. Waived and/or reimbursed expenses related to the maintenance of yield are included in Expenses waived and/or reimbursed within the Statement of Operations.

For the years ended December 31, 2015, December 31, 2016 and December 31, 2017, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived from Fiscal Years
Class	2015	2016	2017	Total
Initial Class	$298,925	$10,571	$—	$309,496
Service Class	1,600,734	713,079	—	2,313,813

As of December 31, 2017, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available from Fiscal Years
Class	2015	2016	2017	Total
Initial Class	$—	$—	$—	$—
Service Class	1,600,734	713,079	—	2,313,813

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	82.40%	82.40%
Service Class	1	90.21%	90.21%

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to miscellaneous reimbursement reclass to ordinary for tax. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 19	$ (19)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 508,230,509	$ —	$ —	$ —

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 28,759	$ —	$ —	$ 35,923	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 414,813	$ —	$ —	$ —	$ —	$ —

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon Government Money Market VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon Government Money Market VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Aegon Government Money Market VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon Government Money Market VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

(unaudited)

MARKET ENVIRONMENT

The year ended December 31, 2017 was a year of steady growth and buoyant asset prices. Historically low unemployment, a strong housing market, steadily improving access to consumer credit, easy financial conditions, limited inflationary pressures, and soaring consumer confidence helped push credit spreads lower and asset prices higher.

To start the year, optimism drove risk-on momentum, which buoyed the high-yield market. As equity indices breached new highs, yields fell and spreads tightened amid improving economic fundamentals, positive seasonal trends, and bullish supply-demand technicals in the high-yield market. With fiscal reforms under close scrutiny and the U.S. Federal Reserve (“Fed”) proceeding with policy tightening by hiking rates to the 0.75%—1% range in March, spreads widened. Still, supportive asset class technicals and oil prices climbing above $50/barrel helped the high-yield market recover and slow the outflows into quarter-end.

In the second quarter, as the structural reform agenda stalled in Washington, D.C., the reflation trade faded, but the high-yield market was acutely focused on crude oil. West Texas Intermediate (“WTI”) crude oil prices were down notably in the April-June period, driving net outflows and bouts of modest spread widening. However, given the high cash balances and anemic new issuance, the supply/demand technicals remained price supportive, and spreads tightened slightly. Falling interest rates also helped buoy high yield over the quarter, fostering a supportive environment for leveraged firms. Sound fundamentals, exhibited by a solid first-quarter earnings season, were generally positive as well.

The rally was interrupted briefly in August, largely stemming from escalating geopolitical tensions with North Korea. A generally positive second quarter earnings season, however, supported high-yield credit, though idiosyncratic credits and certain sectors struggled, namely health care, energy and retail. While exhibiting volatility over the course of the quarter, WTI crude oil trended higher, exceeding the optically important $50/barrel mark. Similar to the second quarter, a move lower in rates for much of the quarter served as a tailwind to the market, with higher quality BB’s outperforming B’s. CCC’s were the strongest ratings group in the quarter.

In the fourth quarter, pro-growth policies, like tax and regulatory reform, buoyed corporate earnings momentum and investor confidence. Commodity prices, particularly crude oil, rallied; energy was a top performing sector as a result. A growing dispersion of returns among sectors was a prominent theme into year end, with telecommunications being one of the poorest performers. The prospect of higher interest rates also hung over the market as the Fed hiked rates for a third time in the year in December, leading to pressure on higher-quality bonds, as the 10-year U.S. Treasury yield moved up to approximately the same level where it began the year. Tax reform had substantive implications for the high-yield market. While changes to the interest deductibility rules may hamper the more highly-levered, lower-quality credits, firms are likely to benefit from lower overall tax rates and expensing rules related to capital investments. The supply-demand technicals were reasonably balanced even as outflows over the quarter led to only the ninth net outflow year since 1984.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Aegon High Yield Bond VP, Initial Class returned 7.44%. By comparison, its benchmark, the Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index, returned 7.50%.

STRATEGY REVIEW

After proactively adding risk to the Portfolio throughout 2016, there weren’t any major shifts in 2017. We continued to maintain a slight down-in-quality bias. After closing the underweight and ending 2016 neutral CCC, the Portfolio is now slightly overweight. This was a byproduct of the benchmark exposure coming down, rather than us actively adding more CCC credit. We have continued to maintain a constructive view on the macro economy. From a sector perspective, overweights in both the financial and healthcare sectors were reduced given valuations and performance in 2017. On the other hand, exposures in energy, metals and utilities increased. As crude prices languished throughout second quarter, we proactively began closing our underweight in energy, in general, as valuations became more attractive. Similarly within metals, we remained underweight the benchmark, but the underweight became smaller as the year progressed.

Security selection was a bigger factor than allocation in the Portfolio’s performance. Contributing most positively were positions in the consumer cyclical, insurance and banking sub-sectors. Top detractors were the transportation, communications and utility sectors. Based on ratings, CCC exposures were the top contributors to performance. No ratings class detracted overall, though overweighting B-rated paper was a slight negative; however, strong security selection within B’s offset the negative allocation effect.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Derek Thoms

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	5.43
Duration †	3.45

Credit Quality ‡	Percentage of Net Assets
AAA	2.0%
BBB	6.2
BB	34.4
B	45.6
CCC and Below	7.0
Not Rated	14.6
Net Other Assets (Liabilities)	(9.8)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	7.44%	5.64%	7.19%	06/01/1998
Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index (A)	7.50%	5.78%	8.09%
Service Class	7.21%	5.38%	6.93%	05/01/2003

(A) The Bloomberg Barclays US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which is included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in high-yield bonds (junk bonds) may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when the interest rate increases.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,018.60	$3.26	$1,022.00	$3.26	0.64%
Service Class	1,000.00	1,018.40	4.53	1,020.70	4.53	0.89

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 93.5%
Aerospace & Defense - 1.2%
Bombardier, Inc.
6.00%, 10/15/2022 (A)	$ 117,000	$ 114,953
6.13%, 01/15/2023 (A)	1,005,000	984,900
7.50%, 03/15/2025 (A)	309,000	311,410
7.75%, 03/15/2020 (A)	55,000	59,125
DAE Funding LLC
4.50%, 08/01/2022 (A)	227,000	223,027
5.00%, 08/01/2024 (A)	367,000	362,412
Triumph Group, Inc.
5.25%, 06/01/2022	935,000	916,300
7.75%, 08/15/2025 (A)	491,000	521,074

		3,493,201

Airlines - 2.4%
American Airlines Group, Inc.
4.63%, 03/01/2020 (A)	710,000	721,538
5.50%, 10/01/2019 (A)	1,134,000	1,165,185
American Airlines Pass-Through Trust
5.60%, 01/15/2022 (A)	597,791	617,757
5.63%, 07/15/2022 (A)	392,038	407,719
6.13%, 07/15/2018 (A)	676,000	692,089
Continental Airlines Pass-Through Trust
5.50%, 04/29/2022	266,847	278,508
6.13%, 04/29/2018	383,000	387,022
6.90%, 10/19/2023	772,624	815,601
United Airlines Pass-Through Trust 4.63%, 03/03/2024	240,912	247,802
United Continental Holdings, Inc. 4.25%, 10/01/2022	407,000	409,544
US Airways Pass-Through Trust
5.38%, 05/15/2023	445,290	468,992
5.45%, 06/03/2018	320,000	326,400
6.75%, 12/03/2022	495,212	537,849

		7,076,006

Auto Components - 0.2%
Goodyear Tire & Rubber Co. 5.00%, 05/31/2026	561,000	578,447

Banks - 3.0%
Bank of America Corp. Fixed until 01/30/2018, 8.00% (B), 01/30/2018 (C)	1,387,000	1,391,716
Barclays PLC
Fixed until 09/15/2019, 6.63% (B), 09/15/2019 (C)	1,117,000	1,146,321
Fixed until 12/15/2018, 8.25% (B), 12/15/2018 (C)	448,000	469,616
BNP Paribas SA
Fixed until 03/14/2022, 6.75% (B), 03/14/2022 (A) (C) (D)	680,000	736,100
Fixed until 03/30/2021, 7.63% (B), 03/30/2021 (A) (C)	475,000	522,500
CIT Group, Inc. 5.00%, 08/15/2022	765,000	810,900
Intesa Sanpaolo SpA 5.71%, 01/15/2026 (A)	925,000	974,472
Lloyds Banking Group PLC Fixed until 06/27/2024, 7.50% (B), 06/27/2024 (C) (D)	875,000	992,031

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC Fixed until 08/15/2021, 8.63% (B), 08/15/2021 (C)	$ 440,000	$ 495,550
Societe Generale SA Fixed until 09/13/2021, 7.38% (B), 09/13/2021 (A) (C)	920,000	997,096

		8,536,302

Beverages - 0.3%
Cott Holdings, Inc. 5.50%, 04/01/2025 (A)	872,000	895,980

Building Products - 3.1%
Airxcel, Inc. 8.50%, 02/15/2022 (A)	641,000	679,460
Associated Materials LLC / AMH New Finance, Inc. 9.00%, 01/01/2024 (A)	2,751,000	2,964,202
Builders FirstSource, Inc. 5.63%, 09/01/2024 (A)	1,033,000	1,075,043
Griffon Corp.
5.25%, 03/01/2022 (A)	468,000	472,680
5.25%, 03/01/2022	1,711,000	1,728,110
Ply Gem Industries, Inc. 6.50%, 02/01/2022	1,903,000	1,967,031

		8,886,526

Capital Markets - 1.6%
Credit Suisse Group AG
Fixed until 12/18/2024, 6.25% (B), 12/18/2024 (A) (C)	166,000	179,903
Fixed until 12/11/2023, 7.50% (B), 12/11/2023 (A) (C)	1,607,000	1,835,837
Goldman Sachs Capital II 3-Month LIBOR + 0.77%, 4.00% (B), 01/29/2018 (C)	169,000	149,396
Goldman Sachs Group, Inc. Fixed until 05/10/2019, 5.70% (B), 05/10/2019 (C)	862,000	888,808
Morgan Stanley
Fixed until 07/15/2019, 5.45% (B), 07/15/2019 (C)	1,071,000	1,099,381
Fixed until 07/15/2020, 5.55% (B), 07/15/2020 (C) (D)	390,000	405,112

		4,558,437

Chemicals - 1.3%
Hexion, Inc.
6.63%, 04/15/2020	1,535,000	1,377,662
7.88%, 02/15/2023	682,000	460,350
10.00%, 04/15/2020 (D)	458,000	435,100
NOVA Chemicals Corp.
4.88%, 06/01/2024 (A)	363,000	362,093
5.25%, 06/01/2027 (A)	1,063,000	1,060,342

		3,695,547

Commercial Services & Supplies - 0.7%
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, 04/01/2023	972,000	996,300
6.38%, 04/01/2024 (A) (D)	312,000	324,574

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
GW Honos Security Corp. 8.75%, 05/15/2025 (A)	$ 532,000	$ 571,900

		1,892,774

Communications Equipment - 0.4%
CommScope Technologies LLC 6.00%, 06/15/2025 (A)	1,171,000	1,244,188

Construction & Engineering - 2.1%
Abengoa Abenewco 2 SAU PIK Rate 1.50%, Cash Rate 0.25%, 03/31/2023 (A) (E)	292,720	30,882
Ashton Woods USA LLC / Ashton Woods Finance Co.
6.75%, 08/01/2025 (A)	699,000	698,126
6.88%, 02/15/2021 (A)	1,919,000	1,954,981
Brookfield Residential Properties, Inc.
6.38%, 05/15/2025 (A)	991,000	1,050,460
6.50%, 12/15/2020 (A)	256,000	261,120
Brookfield Residential Properties, Inc. / Brookfield Residential US Corp. 6.13%, 07/01/2022 (A)	75,000	78,375
Century Communities, Inc. 5.88%, 07/15/2025	879,000	883,395
Weekley Homes LLC / Weekley Finance Corp. 6.00%, 02/01/2023	655,000	651,725
William Lyon Homes, Inc. 5.88%, 01/31/2025	511,000	521,859

		6,130,923

Consumer Finance - 2.8%
Ally Financial, Inc.
5.75%, 11/20/2025 (D)	481,000	524,290
7.50%, 09/15/2020	1,041,000	1,152,907
8.00%, 03/15/2020	294,000	324,135
Altice Financing SA
6.63%, 02/15/2023 (A) (D)	516,000	540,304
7.50%, 05/15/2026 (A)	807,000	859,455
Altice US Finance I Corp. 5.38%, 07/15/2023 (A)	340,000	347,650
Navient Corp.
4.88%, 06/17/2019, MTN	413,000	419,980
5.00%, 10/26/2020	209,000	211,874
5.88%, 10/25/2024	428,000	424,790
6.50%, 06/15/2022	325,000	341,087
6.63%, 07/26/2021	279,000	294,345
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (A)	352,000	363,686
7.25%, 12/15/2021 (A)	1,074,000	1,116,101
Springleaf Finance Corp.
5.25%, 12/15/2019	645,000	663,544
6.00%, 06/01/2020	577,000	597,916

		8,182,064

Containers & Packaging - 2.5%
ARD Finance SA PIK Rate 7.13%, Cash Rate 7.13%, 09/15/2023 (E)	660,000	689,700

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
6.00%, 02/15/2025 (A)	$ 810,000	$ 852,525
7.25%, 05/15/2024 (A)	750,000	816,562
Ball Corp. 5.25%, 07/01/2025	317,000	344,738
BWAY Holding Co.
5.50%, 04/15/2024 (A)	888,000	923,520
7.25%, 04/15/2025 (A)	217,000	224,053
Coveris Holdings SA 7.88%, 11/01/2019 (A)	434,000	430,745
Flex Acquisition Co., Inc. 6.88%, 01/15/2025 (A)	522,000	540,583
OI European Group BV 4.00%, 03/15/2023 (A) (D)	381,000	381,514
Owens-Brockway Glass Container, Inc.
5.88%, 08/15/2023 (A)	513,000	552,758
6.38%, 08/15/2025 (A)	178,000	198,915
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (A)	341,000	352,935
5.75%, 10/15/2020	280,072	284,273
6.88%, 02/15/2021	332,494	337,065
7.00%, 07/15/2024 (A)	177,000	189,390

		7,119,276

Diversified Financial Services - 2.0%
Dana Financing Luxembourg Sarl 5.75%, 04/15/2025 (A)	1,820,000	1,917,825
ILFC E-Capital Trust I 1.55% + Max of 3-Month LIBOR, 10-Year CMT, or 30-Year CMT, 4.37% (B), 12/21/2065 (A)	1,578,000	1,538,550
Jefferies Finance LLC / JFIN Co-Issuer Corp.
7.25%, 08/15/2024 (A)	490,000	502,862
7.50%, 04/15/2021 (A)	848,000	877,680
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp. 5.25%, 03/15/2022 (A)	1,052,000	1,084,875

		5,921,792

Diversified Telecommunication Services - 7.5%
CenturyLink, Inc.
6.45%, 06/15/2021	629,000	635,290
6.75%, 12/01/2023 (D)	190,000	186,200
7.50%, 04/01/2024 (D)	242,000	241,395
7.60%, 09/15/2039	1,491,000	1,282,260
7.65%, 03/15/2042	2,550,000	2,247,187
Frontier Communications Corp.
7.63%, 04/15/2024	1,429,000	946,712
8.75%, 04/15/2022	389,000	279,959
9.00%, 08/15/2031	1,091,000	728,243
10.50%, 09/15/2022 (D)	405,000	306,281
11.00%, 09/15/2025	110,000	80,850
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	118,000	120,360
6.50%, 06/15/2019	159,000	166,155
6.63%, 08/01/2026	620,000	649,450
7.63%, 06/15/2021	2,321,000	2,564,705

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Intelsat Jackson Holdings SA
7.50%, 04/01/2021	$ 1,950,000	$ 1,774,500
8.00%, 02/15/2024 (A)	185,000	194,713
9.50%, 09/30/2022 (A) (D)	355,000	409,138
Level 3 Parent LLC 5.75%, 12/01/2022	426,000	427,725
SFR Group SA 7.38%, 05/01/2026 (A)	1,766,000	1,812,357
Sprint Capital Corp. 6.90%, 05/01/2019	590,000	617,288
UPCB Finance IV, Ltd. 5.38%, 01/15/2025 (A)	925,000	931,383
Virgin Media Finance PLC
5.75%, 01/15/2025 (A)	1,092,000	1,113,840
6.38%, 04/15/2023 (A)	2,148,000	2,215,125
Virgin Media Secured Finance PLC
5.25%, 01/15/2026 (A)	400,000	404,000
5.50%, 08/15/2026 (A)	245,000	251,125
Windstream Services LLC / Windstream Finance Corp.
6.38%, 08/01/2023 (A) (D)	687,000	412,200
7.75%, 10/01/2021 (D)	473,000	350,020
8.63%, 10/31/2025 (A)	360,000	346,500

		21,694,961

Electric Utilities - 1.1%
Elwood Energy LLC 8.16%, 07/05/2026	1,110,567	1,238,281
Red Oak Power LLC 9.20%, 11/30/2029	1,060,000	1,203,100
Terraform Global Operating LLC 9.75%, 08/15/2022 (A)	615,000	680,344

		3,121,725

Electronic Equipment, Instruments & Components - 0.1%
Sanmina Corp. 4.38%, 06/01/2019 (A)	279,000	285,975

Energy Equipment & Services - 3.2%
CSI Compressco, LP / CSI Compressco Finance, Inc. 7.25%, 08/15/2022	1,020,000	961,350
Exterran Energy Solutions, LP / EES Finance Corp. 8.13%, 05/01/2025 (A)	554,000	595,550
Genesis Energy, LP / Genesis Energy Finance Corp.
6.50%, 10/01/2025 (D)	802,000	814,030
6.75%, 08/01/2022	894,000	927,525
Noble Holding International, Ltd.
6.05%, 03/01/2041 (D)	527,000	360,995
8.70%, 04/01/2045	449,000	355,832
NuStar Logistics, LP
4.80%, 09/01/2020	1,323,000	1,342,845
5.63%, 04/28/2027 (D)	496,000	504,680
6.75%, 02/01/2021	461,000	490,965
8.40%, 04/15/2018	647,000	657,514
Rowan Cos., Inc.
4.88%, 06/01/2022 (D)	810,000	763,425
7.38%, 06/15/2025 (D)	90,000	91,575

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Weatherford International LLC 6.80%, 06/15/2037	$ 680,000	$ 564,400
Weatherford International, Ltd. 6.75%, 09/15/2040 (D)	843,000	691,260

		9,121,946

Equity Real Estate Investment Trusts - 1.6%
CBL & Associates, LP
5.25%, 12/01/2023 (D)	1,089,000	1,028,395
5.95%, 12/15/2026 (D)	386,000	359,087
Iron Mountain US Holdings, Inc. 5.38%, 06/01/2026 (A)	324,000	332,910
Iron Mountain, Inc.
4.38%, 06/01/2021 (A)	309,000	313,598
5.25%, 03/15/2028 (A)	525,000	522,375
iStar, Inc.
5.25%, 09/15/2022	404,000	406,525
6.00%, 04/01/2022	707,000	731,745
SBA Communications Corp. 4.00%, 10/01/2022 (A)	334,000	334,418
Uniti Group, LP / Uniti Fiber Holdings, Inc. 7.13%, 12/15/2024 (A)	395,000	359,450
Uniti Group, LP / Uniti Group Finance, Inc. 8.25%, 10/15/2023	121,000	116,311

		4,504,814

Food & Staples Retailing - 1.3%
Albertsons Cos. LLC / Safeway, Inc.
5.75%, 03/15/2025	914,000	824,428
6.63%, 06/15/2024 (D)	786,000	744,735
Rite Aid Corp.
6.13%, 04/01/2023 (A) (D)	1,532,000	1,382,630
6.75%, 06/15/2021	544,000	541,280
7.70%, 02/15/2027	166,000	141,100

		3,634,173

Food Products - 1.2%
JBS USA LUX SA / JBS USA Finance, Inc.
5.75%, 06/15/2025 (A)	415,000	399,438
7.25%, 06/01/2021 (A)	748,000	760,155
Pilgrim’s Pride Corp.
5.75%, 03/15/2025 (A)	483,000	499,301
5.88%, 09/30/2027 (A)	107,000	110,210
Post Holdings, Inc.
5.63%, 01/15/2028 (A)	413,000	415,189
8.00%, 07/15/2025 (A)	1,119,000	1,258,875

		3,443,168

Gas Utilities - 0.2%
Ferrellgas, LP / Ferrellgas Finance Corp. 6.75%, 06/15/2023 (D)	530,000	486,275

Health Care Equipment & Supplies - 1.3%
DJO Finco, Inc. / DJO Finance LLC 8.13%, 06/15/2021 (A)	1,216,000	1,136,960
Hologic, Inc. 5.25%, 07/15/2022 (A)	735,000	760,725
Mallinckrodt International Finance SA 4.75%, 04/15/2023 (D)	897,000	704,145

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies (continued)
Mallinckrodt International Finance SA / Mallinckrodt CB LLC
5.50%, 04/15/2025 (A)	$ 687,000	$ 559,905
5.75%, 08/01/2022 (A) (D)	734,000	666,105

		3,827,840

Health Care Providers & Services - 5.0%
CHS / Community Health Systems, Inc.
5.13%, 08/01/2021 (D)	150,000	135,000
6.25%, 03/31/2023	323,000	290,700
6.88%, 02/01/2022 (D)	1,911,000	1,098,825
7.13%, 07/15/2020 (D)	1,169,000	873,828
DaVita, Inc.
5.13%, 07/15/2024	562,000	567,620
5.75%, 08/15/2022	415,000	426,931
HCA Healthcare, Inc. 6.25%, 02/15/2021	831,000	880,860
HCA, Inc.
5.25%, 04/15/2025 - 06/15/2026	1,736,000	1,837,432
5.88%, 02/15/2026	405,000	428,288
7.50%, 02/15/2022	1,696,000	1,908,000
HealthSouth Corp. 5.75%, 11/01/2024 - 09/15/2025	1,280,000	1,317,176
LifePoint Health, Inc.
5.38%, 05/01/2024 (D)	900,000	882,000
5.88%, 12/01/2023	718,000	725,180
Tenet Healthcare Corp.
4.38%, 10/01/2021	515,000	513,713
5.13%, 05/01/2025 (A)	284,000	276,900
6.00%, 10/01/2020	341,000	360,539
6.75%, 06/15/2023 (D)	369,000	357,930
8.13%, 04/01/2022	1,512,000	1,538,460

		14,419,382

Health Care Technology - 0.1%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc. 5.75%, 03/01/2025 (A)	412,000	412,000

Hotels, Restaurants & Leisure - 5.1%
Boyd Gaming Corp.
6.38%, 04/01/2026	405,000	436,388
6.88%, 05/15/2023	1,208,000	1,280,480
FelCor Lodging, LP 5.63%, 03/01/2023	1,179,000	1,211,422
International Game Technology PLC 6.50%, 02/15/2025 (A)	1,478,000	1,651,665
MGM Resorts International
6.00%, 03/15/2023	1,537,000	1,659,960
6.63%, 12/15/2021	794,000	871,177
NCL Corp., Ltd. 4.75%, 12/15/2021 (A)	653,000	675,855
Rivers Pittsburgh Borrower, LP / Rivers Pittsburgh Finance Corp. 6.13%, 08/15/2021 (A)	891,000	884,318
Scientific Games International, Inc.
5.00%, 10/15/2025 (A)	110,000	110,275
7.00%, 01/01/2022 (A)	951,000	1,002,116
10.00%, 12/01/2022	2,623,000	2,878,742

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Viking Cruises, Ltd.
5.88%, 09/15/2027 (A)	$ 1,268,000	$ 1,290,190
6.25%, 05/15/2025 (A)	723,000	744,690

		14,697,278

Household Durables - 2.8%
Beazer Homes USA, Inc.
5.88%, 10/15/2027 (A) (D)	664,000	667,320
6.75%, 03/15/2025	533,000	561,649
8.75%, 03/15/2022	322,000	354,973
CalAtlantic Group, Inc. 5.00%, 06/15/2027	398,000	412,925
KB Home
7.00%, 12/15/2021	1,211,000	1,344,210
7.63%, 05/15/2023	812,000	929,740
Lennar Corp. 4.75%, 11/29/2027 (A)	512,000	527,258
Meritage Homes Corp.
4.50%, 03/01/2018	1,000	1,001
5.13%, 06/06/2027	408,000	415,140
7.15%, 04/15/2020	1,327,000	1,443,112
Tempur Sealy International, Inc.
5.50%, 06/15/2026	485,000	497,222
5.63%, 10/15/2023	779,000	810,160

		7,964,710

Independent Power & Renewable Electricity Producers - 2.0%
Calpine Corp.
5.25%, 06/01/2026 (A)	609,000	596,826
5.75%, 01/15/2025 (D)	1,297,000	1,225,665
5.88%, 01/15/2024 (A)	825,000	839,438
6.00%, 01/15/2022 (A)	683,000	703,490
Dynegy, Inc.
6.75%, 11/01/2019	228,000	234,270
7.63%, 11/01/2024 (D)	614,000	658,515
8.00%, 01/15/2025 (A)	652,000	705,790
NRG Energy, Inc. 7.25%, 05/15/2026	808,000	879,702

		5,843,696

Insurance - 1.5%
Genworth Holdings, Inc. 4.90%, 08/15/2023	698,000	595,045
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 3.54% (B), 02/12/2067 (A)	1,692,000	1,641,240
Lincoln National Corp. 3-Month LIBOR + 2.36%, 3.78% (B), 05/17/2066	2,091,000	1,965,540

		4,201,825

IT Services - 0.6%
First Data Corp.
5.00%, 01/15/2024 (A)	394,000	405,328
5.75%, 01/15/2024 (A)	803,000	831,105
7.00%, 12/01/2023 (A)	503,000	531,922

		1,768,355

Leisure Products - 0.6%
Mattel, Inc.
2.35%, 08/15/2021	286,000	254,809
3.15%, 03/15/2023 (D)	228,000	196,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Leisure Products (continued)
Mattel, Inc. (continued)
4.35%, 10/01/2020	$ 392,000	$ 386,120
5.45%, 11/01/2041	200,000	165,500
6.75%, 12/31/2025 (A)	726,000	735,765

		1,738,504

Machinery - 1.6%
CNH Industrial Capital LLC 4.38%, 04/05/2022	344,000	356,374
Meritor, Inc. 6.25%, 02/15/2024	1,508,000	1,587,170
Novelis Corp.
5.88%, 09/30/2026 (A)	523,000	533,460
6.25%, 08/15/2024 (A)	520,000	544,700
Vertiv Group Corp. 9.25%, 10/15/2024 (A)	553,000	590,328
Xerium Technologies, Inc. 9.50%, 08/15/2021	1,021,000	1,033,762

		4,645,794

Media - 7.6%
Cablevision Systems Corp.
7.75%, 04/15/2018	276,000	279,450
8.00%, 04/15/2020	858,000	915,915
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (A)	394,000	383,165
5.13%, 02/15/2023	780,000	797,550
5.13%, 05/01/2027 (A)	879,000	865,815
5.25%, 03/15/2021	425,000	432,172
5.50%, 05/01/2026 (A)	273,000	279,825
5.75%, 02/15/2026 (A)	110,000	114,263
Cequel Communications Holdings I LLC / Cequel Capital Corp. 7.75%, 07/15/2025 (A)	800,000	852,000
Clear Channel Worldwide Holdings, Inc.
6.50%, 11/15/2022	1,619,000	1,634,870
7.63%, 03/15/2020 (D)	150,000	146,813
7.63%, 03/15/2020	2,846,000	2,789,080
CSC Holdings LLC
6.63%, 10/15/2025 (A)	1,199,000	1,297,894
10.13%, 01/15/2023 (A)	449,000	505,686
10.88%, 10/15/2025 (A)	483,000	574,770
DISH DBS Corp.
5.00%, 03/15/2023	284,000	268,380
5.88%, 07/15/2022 - 11/15/2024	1,277,000	1,258,541
6.75%, 06/01/2021	605,000	635,250
7.75%, 07/01/2026	1,342,000	1,410,777
7.88%, 09/01/2019	854,000	913,780
iHeartCommunications, Inc.
9.00%, 03/01/2021	100,000	71,500
10.63%, 03/15/2023	587,000	413,835
Regal Entertainment Group
5.75%, 06/15/2023	110,000	113,713
5.75%, 02/01/2025 (D)	702,000	719,550
Unitymedia GmbH 6.13%, 01/15/2025 (A)	525,000	553,875
Univision Communications, Inc.
5.13%, 02/15/2025 (A) (D)	1,135,000	1,105,206
6.75%, 09/15/2022 (A)	890,000	924,487

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Ziggo Secured Finance BV 5.50%, 01/15/2027 (A)	$ 1,600,000	$ 1,588,000

		21,846,162

Metals & Mining - 2.9%
Cleveland-Cliffs, Inc.
4.88%, 01/15/2024 (A)	634,000	632,415
5.75%, 03/01/2025 (A)	384,000	365,280
Constellium NV
5.75%, 05/15/2024 (A)	341,000	347,820
6.63%, 03/01/2025 (A) (D)	1,199,000	1,263,446
First Quantum Minerals, Ltd. 7.25%, 04/01/2023 (A)	855,000	921,262
Freeport-McMoRan, Inc.
5.45%, 03/15/2043	910,000	908,863
6.75%, 02/01/2022	495,000	512,325
6.88%, 02/15/2023	494,000	538,460
New Gold, Inc.
6.25%, 11/15/2022 (A)	351,000	362,408
6.38%, 05/15/2025 (A)	571,000	605,260
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.13%, 11/01/2022 (A)	801,000	827,033
Teck Resources, Ltd.
6.00%, 08/15/2040	853,000	948,962
8.50%, 06/01/2024 (A)	146,000	164,980

		8,398,514

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc. 5.00%, 12/15/2021	244,000	253,150

Multiline Retail - 0.5%
Dollar Tree, Inc. 5.75%, 03/01/2023	813,000	851,617
Macy’s Retail Holdings, Inc. 2.88%, 02/15/2023 (D)	792,000	743,494

		1,595,111

Oil, Gas & Consumable Fuels - 10.1%
Alta Mesa Holdings, LP / Alta Mesa Finance Services Corp. 7.88%, 12/15/2024	718,000	787,107
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 6.38%, 05/01/2024	400,000	434,000
Bill Barrett Corp. 8.75%, 06/15/2025	435,000	480,675
Callon Petroleum Co. 6.13%, 10/01/2024	1,093,000	1,125,790
Carrizo Oil & Gas, Inc.
6.25%, 04/15/2023	159,000	164,963
7.50%, 09/15/2020	468,000	476,775
8.25%, 07/15/2025	746,000	819,667
Cheniere Corpus Christi Holdings LLC 5.88%, 03/31/2025	590,000	639,412
Chesapeake Energy Corp. 8.00%, 12/15/2022 - 06/15/2027 (A) (D)	836,000	865,735
Citgo Holding, Inc. 10.75%, 02/15/2020 (A)	1,325,000	1,421,062

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
CITGO Petroleum Corp. 6.25%, 08/15/2022 (A)	$ 769,000	$ 774,767
Continental Resources, Inc.
4.50%, 04/15/2023	436,000	444,720
5.00%, 09/15/2022	597,000	605,955
CrownRock, LP / CrownRock Finance, Inc. 5.63%, 10/15/2025 (A)	600,000	603,000
DCP Midstream, LP Fixed until 12/15/2022, 7.38% (B), 12/15/2022 (C)	515,000	510,880
Denbury Resources, Inc. 9.00%, 05/15/2021 (A) (D)	859,000	877,254
Endeavor Energy Resources, LP / EER Finance, Inc.
5.50%, 01/30/2026 (A)	105,000	106,838
5.75%, 01/30/2028 (A)	105,000	107,835
EP Energy LLC / Everest Acquisition Finance, Inc.
8.00%, 11/29/2024 (A) (D)	215,000	221,988
9.38%, 05/01/2020 (D)	331,000	279,695
Gulfport Energy Corp.
6.00%, 10/15/2024	217,000	217,000
6.38%, 05/15/2025	640,000	643,200
6.38%, 01/15/2026 (A)	405,000	406,013
Kinder Morgan, Inc.
7.75%, 01/15/2032, MTN	245,000	316,382
8.05%, 10/15/2030, MTN	134,000	166,871
Oasis Petroleum, Inc.
6.50%, 11/01/2021 (D)	120,000	122,550
6.88%, 03/15/2022	939,000	963,649
Parsley Energy LLC / Parsley Finance Corp.
5.25%, 08/15/2025 (A)	240,000	240,600
5.38%, 01/15/2025 (A)	505,000	510,050
5.63%, 10/15/2027 (A)	337,000	344,583
PDC Energy, Inc. 6.13%, 09/15/2024	1,053,000	1,089,855
QEP Resources, Inc. 5.63%, 03/01/2026 (D)	344,000	348,730
SM Energy Co.
6.13%, 11/15/2022 (D)	619,000	630,606
6.50%, 11/15/2021 - 01/01/2023 (D)	608,000	616,965
6.75%, 09/15/2026 (D)	118,000	121,540
Southwestern Energy Co. 7.50%, 04/01/2026	709,000	753,312
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 5.75%, 04/15/2025	343,000	345,878
Summit Midstream Partners, LP Fixed until 12/15/2022, 9.50% (B), 12/15/2022 (C)	622,000	629,775
Sunoco, LP / Sunoco Finance Corp.
5.50%, 08/01/2020	213,000	219,204
6.25%, 04/15/2021	920,000	956,340
6.38%, 04/01/2023	1,025,000	1,080,094
Targa Resources Partners, LP / Targa Resources Partners Finance Corp.
5.00%, 01/15/2028 (A)	450,000	448,875
5.13%, 02/01/2025	991,000	1,014,536
6.75%, 03/15/2024	550,000	589,875

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Ultra Resources, Inc.
6.88%, 04/15/2022 (A)	$ 118,000	$ 118,295
7.13%, 04/15/2025 (A) (D)	587,000	585,533
Whiting Petroleum Corp.
5.75%, 03/15/2021	845,000	867,181
6.63%, 01/15/2026 (A)	360,000	367,200
WildHorse Resource Development Corp. 6.88%, 02/01/2025	1,083,000	1,107,367
WPX Energy, Inc.
5.25%, 09/15/2024	476,000	474,358
6.00%, 01/15/2022	334,000	349,030
8.25%, 08/01/2023	726,000	824,010

		29,217,575

Paper & Forest Products - 0.6%
Boise Cascade Co. 5.63%, 09/01/2024 (A)	555,000	585,525
Norbord, Inc. 6.25%, 04/15/2023 (A)	1,018,000	1,110,893

		1,696,418

Personal Products - 0.4%
Revlon Consumer Products Corp. 5.75%, 02/15/2021 (D)	1,739,000	1,312,945

Pharmaceuticals - 1.7%
Endo Dac / Endo Finance LLC / Endo Finco, Inc. 6.00%, 07/15/2023 (A)	1,243,000	975,755
Valeant Pharmaceuticals International, Inc.
5.50%, 11/01/2025 (A)	172,000	175,010
5.63%, 12/01/2021 (A)	405,000	395,887
5.88%, 05/15/2023 (A)	2,165,000	2,008,037
6.13%, 04/15/2025 (A)	67,000	61,305
6.38%, 10/15/2020 (A)	849,000	857,490
6.50%, 03/15/2022 (A)	125,000	131,250
7.50%, 07/15/2021 (A)	323,000	328,653

		4,933,387

Professional Services - 0.5%
Ceridian HCM Holding, Inc. 11.00%, 03/15/2021 (A)	1,258,000	1,314,610

Road & Rail - 0.3%
Hertz Corp.
5.50%, 10/15/2024 (A)	170,000	153,425
6.25%, 10/15/2022	668,000	644,620

		798,045

Semiconductors & Semiconductor Equipment - 0.3%
NXP BV / NXP Funding LLC 3.88%, 09/01/2022 (A)	896,000	906,080

Software - 1.0%
Infor US, Inc.
5.75%, 08/15/2020 (A)	227,000	233,243
6.50%, 05/15/2022	1,648,000	1,705,680
Sophia, LP / Sophia Finance, Inc. 9.00%, 09/30/2023 (A)	980,000	1,036,350

		2,975,273

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Specialty Retail - 1.2%
L Brands, Inc.
6.75%, 07/01/2036	$ 1,206,000	$ 1,206,000
6.88%, 11/01/2035	773,000	780,730
Men’s Wearhouse, Inc. 7.00%, 07/01/2022 (D)	579,000	581,200
PetSmart, Inc. 5.88%, 06/01/2025 (A)	1,180,000	905,650

		3,473,580

Technology Hardware, Storage & Peripherals - 2.7%
Dell International LLC / EMC Corp.
5.45%, 06/15/2023 (A)	566,000	611,642
7.13%, 06/15/2024 (A) (D)	913,000	999,611
8.35%, 07/15/2046 (A)	705,000	908,423
Diebold Nixdorf, Inc. 8.50%, 04/15/2024	1,175,000	1,248,437
Seagate HDD Cayman
4.25%, 03/01/2022 (A)	203,000	205,476
4.75%, 06/01/2023	617,000	626,255
4.75%, 01/01/2025 (D)	385,000	378,081
4.88%, 06/01/2027	128,000	122,390
5.75%, 12/01/2034 (D)	700,000	673,876
Western Digital Corp.
7.38%, 04/01/2023 (A)	880,000	949,300
10.50%, 04/01/2024	831,000	962,921

		7,686,412

Trading Companies & Distributors - 0.8%
United Rentals North America, Inc.
4.88%, 01/15/2028	168,000	168,840
5.50%, 07/15/2025 (D)	1,572,000	1,666,320
5.50%, 05/15/2027	470,000	494,675

		2,329,835

Wireless Telecommunication Services - 2.4%
Sprint Communications, Inc.
9.00%, 11/15/2018 (A)	1,050,000	1,105,230
11.50%, 11/15/2021	955,000	1,153,162
Sprint Corp.
7.13%, 06/15/2024	1,049,000	1,067,357
7.88%, 09/15/2023	1,788,000	1,904,220
T-Mobile USA, Inc.
4.00%, 04/15/2022	360,000	369,225
6.13%, 01/15/2022	65,000	67,048
6.50%, 01/15/2024	273,000	289,380
6.63%, 04/01/2023	299,000	311,708
Wind Tre SpA 5.00%, 01/20/2026 (A) (D)	805,000	757,119

		7,024,449

Total Corporate Debt Securities (Cost $264,440,837)		269,785,430

LOAN ASSIGNMENTS - 1.7%
Communications Equipment - 0.3%
Avaya, Inc. Term Loan B, TBD, 12/15/2024 (F) (G)	800,000	786,334

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging - 0.1%
Coveris Holdings SA Term Loan B, 3-Month LIBOR + 4.25%, 5.94% (B), 06/29/2022	$ 431,628	$ 431,088

Electric Utilities - 0.1%
Homer City Generation, LP Term Loan, 1-month LIBOR + 11.00%, 12.57% (B), 02/08/2023	365,240	314,106

Electrical Equipment - 0.1%
Atkore International, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.00%, 4.70% (B), 12/22/2023	319,349	321,079

Energy Equipment & Services - 0.3%
Weatherford International, Ltd. Term Loan, 1-Month LIBOR + 2.30%, 3.87% (B), 07/13/2020	838,235	819,375

IT Services - 0.3%
First Data Corp. Term Loan, 1-Month LIBOR + 2.25%, 3.80% (B), 07/08/2022	750,000	750,208

Machinery - 0.2%
Cortes NP Acquisition Corp. Term Loan B, 1-Month LIBOR + 4.00%, 5.35% (B), 11/30/2023	507,705	507,705

Marine - 0.1%
Commercial Barge Line Co. 1st Lien Term Loan, 1-Month LIBOR + 8.75%, 10.32% (B), 11/12/2020	679,813	382,395

Software - 0.2%
Kronos, Inc. 2nd Lien Term Loan, 3-Month LIBOR + 8.25%, 9.63% (B), 11/01/2024	454,000	470,571

Total Loan Assignments (Cost $5,088,399)		4,782,861

	Shares	Value
COMMON STOCKS - 0.1%
Commercial Services & Supplies - 0.0% (H)
Quad/Graphics, Inc.	61	1,378

Electric Utilities - 0.1%
Homer City Generation LLC (I) (J) (K) (L)	39,132	455,027

Total Common Stocks (Cost $2,125,325)		456,405

PREFERRED STOCKS - 1.4%
Banks - 1.0%
GMAC Capital Trust I Series 2, 3-Month LIBOR + 5.79%, 7.20% (B)	114,000	2,958,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

PREFERRED STOCKS (continued)
Building Products - 0.4%
Associated Materials Group, Inc. PIK Rate 0.00%, Cash Rate 0.00% (E) (I) (K) (L)	1,300,464	$ 1,053,376

Total Preferred Stocks (Cost $3,963,100)		4,011,676

WARRANT - 0.0% (H)
Building Products - 0.0% (H)
Associated Materials Group, Inc. (I) (J) (K) (L) Exercise Price $0 Expiration Date 11/17/2023	15,911	15,752

Total Warrant (Cost $0)		15,752

SECURITIES LENDING COLLATERAL - 11.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (M)	31,996,455	31,996,455

Total Securities Lending Collateral (Cost $31,996,455)		31,996,455

	Principal	Value
REPURCHASE AGREEMENT - 2.0%

Fixed Income Clearing Corp., 0.54% (M), dated 12/29/2017, to be repurchased at $5,706,845 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $5,822,159.

	$ 5,706,502	$ 5,706,502

Total Repurchase Agreement (Cost $5,706,502)		5,706,502

Total Investments (Cost $313,320,618)		316,755,081
Net Other Assets (Liabilities) - (9.8)%		(28,338,755)

Net Assets - 100.0%		$ 288,416,326

SECURITY VALUATION:

Valuation Inputs (N)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$269,785,430	$—	$269,785,430
Loan Assignments	—	4,782,861	—	4,782,861
Common Stocks	1,378	—	455,027	456,405
Preferred Stocks	2,958,300	—	1,053,376	4,011,676
Warrant	—	—	15,752	15,752
Securities Lending Collateral	31,996,455	—	—	31,996,455
Repurchase Agreement	—	5,706,502	—	5,706,502

Total Investments	$34,956,133	$280,274,793	$1,524,155	$316,755,081

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $115,380,946, representing 40.0% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $31,343,937. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(G)	All or a portion of the security represents an unsettled loan commitment at December 31, 2017 where the rate will be determined at time of settlement.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $1,524,155, representing 0.5% of the Portfolio’s net assets.
(J)	Non-income producing securities.
(K)	Illiquid security. At December 31, 2017, the value of such securities amounted to $1,524,155 or 0.5% of the Portfolio’s net assets.
(L)	Securities are Level 3 of the fair value hierarchy.
(M)	Rates disclosed reflect the yields at December 31, 2017.
(N)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(O)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $307,614,116) (including securities loaned of $31,343,937)	$311,048,579
Repurchase agreement, at value (cost $5,706,502)	5,706,502
Cash	39,608
Receivables and other assets:
Shares of beneficial interest sold	51,337
Investments sold	9,312
Interest	4,640,354
Tax reclaims	8,018
Net income from securities lending	21,973

Total assets	321,525,683

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	69,171
When-issued, delayed-delivery, forward and TBA commitments purchased	792,000
Investment management fees	142,376
Distribution and service fees	36,165
Transfer agent costs	1,049
Trustees, CCO and deferred compensation fees	226
Audit and tax fees	26,685
Custody fees	7,514
Legal fees	4,849
Printing and shareholder reports fees	28,756
Other	4,111
Collateral for securities on loan	31,996,455

Total liabilities	33,109,357

Net assets	$288,416,326

Net assets consist of:
Capital stock ($0.01 par value)	$360,065
Additional paid-in capital	277,882,101
Undistributed (distributions in excess of) net investment income (loss)	16,491,886
Accumulated net realized gain (loss)	(9,752,189)
Net unrealized appreciation (depreciation) on:
Investments	3,434,463

Net assets	$288,416,326

Net assets by class:
Initial Class	$118,415,780
Service Class	170,000,546

Shares outstanding:
Initial Class	14,906,853
Service Class	21,099,663

Net asset value and offering price per share:
Initial Class	$7.94
Service Class	8.06

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$397,552
Interest income	18,479,286
Net income (loss) from securities lending	218,073

Total investment income	19,094,911

Expenses:
Investment management fees	1,707,773
Distribution and service fees:
Service Class	437,465
Transfer agent costs	4,242
Trustees, CCO and deferred compensation fees	7,823
Audit and tax fees	32,042
Custody fees	48,864
Legal fees	49,751
Printing and shareholder reports fees	31,183
Other	16,302

Total expenses	2,335,445

Net investment income (loss)	16,759,466

Net realized gain (loss) on:
Investments	1,127,313
Foreign currency transactions	11

Net realized gain (loss)	1,127,324

Net change in unrealized appreciation (depreciation) on:
Investments	2,754,205

Net realized and change in unrealized gain (loss)	3,881,529

Net increase (decrease) in net assets resulting from operations	$20,640,995

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$16,759,466	$16,316,649
Net realized gain (loss)	1,127,324	(6,058,731)
Net change in unrealized appreciation (depreciation)	2,754,205	28,446,112

Net increase (decrease) in net assets resulting from operations	20,640,995	38,704,030

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(7,033,627)	(6,863,751)
Service Class	(9,551,751)	(9,608,753)

Total dividends and/or distributions from net investment income	(16,585,378)	(16,472,504)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,029,641	24,980,307
Service Class	25,688,633	65,516,839

	37,718,274	90,497,146

Dividends and/or distributions reinvested:
Initial Class	7,033,627	6,863,751
Service Class	9,551,751	9,608,753

	16,585,378	16,472,504

Cost of shares redeemed:
Initial Class	(23,699,552)	(28,953,883)
Service Class	(35,604,219)	(67,550,742)

	(59,303,771)	(96,504,625)

Net increase (decrease) in net assets resulting from capital share transactions	(5,000,119)	10,465,025

Net increase (decrease) in net assets	(944,502)	32,696,551

Net assets:
Beginning of year	289,360,828	256,664,277

End of year	$288,416,326	$289,360,828

Undistributed (distributions in excess of) net investment income (loss)	$16,491,886	$16,315,701

Capital share transactions - shares:
Shares issued:
Initial Class	1,480,535	3,289,273
Service Class	3,153,495	8,608,375

	4,634,030	11,897,648

Shares reinvested:
Initial Class	898,292	899,574
Service Class	1,201,477	1,241,441

	2,099,769	2,141,015

Shares redeemed:
Initial Class	(2,951,818)	(3,849,884)
Service Class	(4,341,114)	(8,895,215)

	(7,292,932)	(12,745,099)

Net increase (decrease) in shares outstanding:
Initial Class	(572,991)	338,963
Service Class	13,858	954,601

	(559,133)	1,293,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.85	$7.22		$8.05	$8.20	$8.19

Investment operations:
Net investment income (loss) (A)	0.47	0.46	(B)	0.46	0.46	0.50
Net realized and unrealized gain (loss)	0.11	0.63		(0.78)	(0.13)	0.02

Total investment operations	0.58	1.09		(0.32)	0.33	0.52

Dividends and/or distributions to shareholders:
Net investment income	(0.49)	(0.46)		(0.51)	(0.48)	(0.51)

Net asset value, end of year	$7.94	$7.85		$7.22	$8.05	$8.20

Total return (C)	7.44%	15.34%		(4.22)%	3.98%	6.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$118,416	$121,553		$109,369	$137,025	$157,929
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%	0.66%		0.64%	0.67%	0.72%
Including waiver and/or reimbursement and recapture	0.64%	0.64	%(B)	0.64%	0.67%	0.72%
Net investment income (loss) to average net assets	5.84%	6.08	%(B)	5.80%	5.55%	5.98%
Portfolio turnover rate	39%	46%		56%	50%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.96	$7.32		$8.14	$8.30	$8.29

Investment operations:
Net investment income (loss) (A)	0.46	0.45	(B)	0.45	0.45	0.48
Net realized and unrealized gain (loss)	0.11	0.64		(0.78)	(0.14)	0.02

Total investment operations	0.57	1.09		(0.33)	0.31	0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.45)		(0.49)	(0.47)	(0.49)

Net asset value, end of year	$8.06	$7.96		$7.32	$8.14	$8.30

Total return (C)	7.21%	15.00%		(4.30)%	3.60%	6.33%

Ratio and supplemental data:
Net assets end of year (000’s)	$170,000	$167,808		$147,295	$143,882	$160,741
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%	0.91%		0.89%	0.92%	0.97%
Including waiver and/or reimbursement and recapture	0.89%	0.89	%(B)	0.89%	0.92%	0.97%
Net investment income (loss) to average net assets	5.59%	5.82	%(B)	5.56%	5.29%	5.72%
Portfolio turnover rate	39%	46%		56%	50%	56%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon High Yield Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. INVESTMENT AND SECURITY VALUATIONS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2017. Open secured loan participations and assignments at December 31, 2017, if any, are included within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. INVESTMENT AND SECURITY VALUATIONS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Statement of Assets and Liabilities.

PIKs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$31,996,455	$—	$—	$—	$31,996,455
Total Borrowings	$31,996,455	$—	$—	$—	$31,996,455

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

High-yield debt risk: High-yield debt securities, commonly referred to as “junk bonds,” are securities that are rated below “investment grade” or, if unrated, determined to be below investment grade by the sub-adviser. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of these bonds. Junk bonds are considered speculative, have a higher risk of default, tend to be less liquid and may be more difficult to value than higher grade securities. Junk bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1.25 billion	0.580%
Over $1.25 billion to $2 billion	0.555%
Over $2 billion	0.530%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.80%	May 1, 2018
Service Class	1.05%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.80%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	86.24%	86.24%
Service Class	1	92.70%	92.70%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 110,116,446	$ —	$ 114,040,997	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and convertible preferred stock interest purchased. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, convertible preferred stock interest adjustment, and capital loss carryover expired. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (16,602,348)	$ 2,097	$ 16,600,251

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 313,572,943	$ 10,388,946	$ (7,206,808)	$ 3,182,138

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 610,749	$ 8,889,115

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $17,630,817.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 16,585,378	$ —	$ —	$ 16,472,504	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,491,886	$ —	$ (9,499,864)	$ —	$ —	$ 3,182,138

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon High Yield Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon High Yield Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Aegon High Yield Bond VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon High Yield Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

(unaudited)

MARKET ENVIRONMENT

Over the course of 2017, historically low unemployment, a strong housing market, steadily improving access to consumer credit, easy financial conditions, limited inflationary pressures, and soaring consumer confidence helped push credit spreads lower and asset prices higher. Pro-growth policies, like tax and regulatory reform, buoyed corporate earnings momentum.

Amid buoyant optimism and steady-but-not-stellar economic fundamentals, risk markets gained in the first quarter. With fiscal reforms under close scrutiny and the U.S. Federal Reserve (“Fed”) proceeding with policy tightening by hiking rates to the 0.75%-1% range in March, credit spreads were only marginally tighter as issuance surged. The low-volatility equity markets were modestly higher over the quarter, but were trending down from the February highs as crude oil prices took a tumble below $50/barrel.

In the second quarter, as the structural reform agenda stalled in Washington, DC, the reflation trade faded, crude oil prices fell, and the U.S. dollar continued to weaken. Credit spreads were tight and valuations somewhat stretched, reflecting a broadly positive earnings season and a price supportive issuance environment. 10-year U.S. Treasury yields fell during the quarter, reflecting soft inflation data. The Fed moved forward with its second rate hike of the year and signaled they would soon begin the process of reversing Quantitative Easing. The U.S. Treasury curve flattened throughout the year, but steepened into the end of the second quarter.

Politics and natural disasters dominated headlines in the third quarter, especially in August when North Korean nuclear tensions weighed on sentiment and instigated a brief flight-to-quality trade. Yet, with the global macro environment showing continued signs of improvement, investors eventually dismissed such risk-off events and instead focused on putting cash to work. Equities continued to set record highs as credit spreads pressed tighter. The long awaited proposal for tax reform gained momentum in the third quarter and was anticipated to be a net positive for financial markets and economic growth.

While central banks continued to be more dovish than hawkish, the Fed effected three hikes over the year, the last of which was in December, leading to pressure on higher-quality paper as the 10-year U.S. Treasury yield moved up to approximately the same level where it began the year. The yield curve flattened incessantly, and realized volatility plummeted to multi-year lows. Commodity prices, particularly crude oil, staged a confident rally during the fourth quarter. Still, inflationary pressures remained benign both domestically and globally.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Aegon U.S. Government Securities VP, Initial Class returned 2.66%. By comparison, its benchmark, the Bloomberg Barclays Government Index, returned 2.30%.

STRATEGY REVIEW

Higher carry and spread compression were the primary drivers of excess returns during 2017, as the Portfolio maintained a substantial underweight to Treasuries while overweighting asset-backed securities, commercial mortgage-backed securities, and corporate bonds. Throughout the period, the Portfolio maintained a duration profile that was slightly short, but very close to that of the Bloomberg Barclay’s Government Index. Given that longer-term rates were choppy, but little changed overall, the Portfolio avoided substantial tracking error from intra-period interest rate volatility, while benefiting from carry and yield curve positioning. As the Federal Open Market Committee continues to decrease monetary accommodation, the Portfolio was positioned to slightly outperform the Index if the curve flattened. This curve positioning added to the Portfolio’s 2017 relative performance. This was largely negated by the Portfolio’s negative convexity resulting from its slight overweight to agency mortgage backed securities.

From a ratings perspective, selection decisions in strategically underweighted AAA credits contributed notably to excess returns. As lower quality credits, which benefitted from spread compression, were the primary source of fixed income returns in 2017, an overweight to BBB credits contributed to performance.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Calvin Norris, CFA

Tyler A. Knight, CFA

Charles Foster, CFA

Doug Weih, CFA

Bradley D. Doyle, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.53
Duration †	5.92

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	70.4%
AAA	5.7
AA	6.1
A	5.4
BBB	10.5
Not Rated	9.2
Net Other Assets (Liabilities) ^	(7.3)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	2.66%	1.07%	3.43%	05/13/1994
Bloomberg Barclays Government Index (A)	2.30%	1.28%	3.23%
Service Class	2.36%	0.82%	3.18%	05/01/2003

(A) The Bloomberg Barclays Government Index is comprised of U.S. Treasuries and U.S. agency debentures.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Portfolio shares are not guaranteed by the U.S. government. The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,006.10	$3.03	$1,022.20	$3.06	0.60%
Service Class	1,000.00	1,005.30	4.30	1,020.90	4.33	0.85

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 9.2%
Access to Loans for Learning Student Loan Corp. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.25% (A), 07/25/2036	$ 4,422,713	$ 4,400,366
Edsouth Indenture No. 3 LLC Series 2012-2, Class A, 1-Month LIBOR + 0.73%, 2.28% (A), 04/25/2039 (B)	2,708,076	2,706,677
Navient Student Loan Trust Series 2017-1A, Class A2, 1-Month LIBOR + 0.75%, 2.30% (A), 07/26/2066 (B)	5,000,000	5,053,945
SBA Small Business Investment Cos. Series 2012-10B, Class 1, 2.25%, 09/10/2022	3,498,429	3,470,500
SLM Student Loan Trust
Series 2005-10, Class B,
3-Month LIBOR + 0.27%, 1.64% (A), 10/26/2026	6,010,000	5,799,564
Series 2006-2, Class A6,
3-Month LIBOR + 0.17%, 1.54% (A), 01/25/2041	5,000,000	4,843,978
South Carolina Student Loan Corp. Series 2010-1, Class A2, 3-Month LIBOR + 1.00%, 2.37% (A), 07/25/2025	3,875,438	3,897,993

Total Asset-Backed Securities (Cost $30,159,815)		30,173,023

CERTIFICATES OF DEPOSIT - 6.1%
Banks - 3.0%
Mizuho Bank, Ltd. Series 05/17/2018, Class Mizuho Bank Ltd/NY, 1-Month LIBOR + 0.20%, 1.69% (A), 05/17/2018	10,000,000	10,000,000

Capital Markets - 3.1%
Credit Suisse AG Series 05/01/2018, Class Credit Suisse AG/New, 1-Month LIBOR + 0.17%, 1.74% (A), 05/01/2018	10,000,000	10,000,000

Total Certificates of Deposit (Cost $20,000,000)		20,000,000

CORPORATE DEBT SECURITIES - 16.4%
Aerospace & Defense - 0.4%
Harris Corp. 5.55%, 10/01/2021	1,385,000	1,509,890

Automobiles - 0.5%
General Motors Co. 3.50%, 10/02/2018	1,645,000	1,662,112

Banks - 4.3%
Bank of America Corp. Fixed until 12/20/2027, 3.42%, 12/20/2028 (B)	8,992,000	8,993,933
Barclays Bank PLC 10.18%, 06/12/2021 (B)	1,440,000	1,754,975

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Cooperatieve Rabobank UA Fixed until 06/30/2019, 11.00%, 06/30/2019 (B) (C)	$ 1,400,000	$ 1,564,500
ING Bank NV 5.80%, 09/25/2023 (B)	1,500,000	1,683,353

		13,996,761

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	1,250,000	1,279,117
Constellation Brands, Inc. 4.25%, 05/01/2023	1,000,000	1,057,860

		2,336,977

Building Products - 0.5%
Owens Corning 4.20%, 12/15/2022	1,500,000	1,572,828

Capital Markets - 3.0%
Goldman Sachs Group, Inc. 4.00%, 03/03/2024	7,800,000	8,183,272
Morgan Stanley 3.75%, 02/25/2023, MTN	1,500,000	1,554,542

		9,737,814

Consumer Finance - 1.2%
Discover Financial Services 3.85%, 11/21/2022	2,300,000	2,362,429
Ford Motor Credit Co. LLC 4.25%, 09/20/2022	1,410,000	1,478,513

		3,840,942

Diversified Financial Services - 0.5%
Portmarnock Leasing LLC 1.74%, 10/22/2024	1,823,693	1,778,403

Diversified Telecommunication Services - 0.6%
AT&T, Inc. 2.45%, 06/30/2020	2,000,000	1,997,812

Electrical Equipment - 0.4%
Siemens Financieringsmaatschappij NV 2.15%, 05/27/2020 (B)	1,250,000	1,242,312

Food & Staples Retailing - 0.4%
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	1,250,000	1,270,864

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.40%, 11/30/2023	1,250,000	1,271,627

Industrial Conglomerates - 0.4%
General Electric Co. 4.65%, 10/17/2021, MTN	1,250,000	1,345,794

Insurance - 1.3%
Fidelity National Financial, Inc. 5.50%, 09/01/2022	1,750,000	1,930,632
Prudential Financial, Inc. Fixed until 05/15/2025, 5.38%, 05/15/2045	2,265,000	2,426,947

		4,357,579

Oil, Gas & Consumable Fuels - 0.8%
BP Capital Markets PLC 4.74%, 03/11/2021	1,250,000	1,338,551

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer, LP 7.60%, 02/01/2024	$ 1,000,000	$ 1,155,221

		2,493,772

Road & Rail - 1.0%
Aviation Capital Group LLC
2.88%, 01/20/2022 (B) (D)	987,000	986,190
7.13%, 10/15/2020 (B)	2,000,000	2,229,203

		3,215,393

Total Corporate Debt Securities (Cost $51,756,846)		53,630,880

MORTGAGE-BACKED SECURITIES - 1.7%
BCAP LLC Trust Series 2009-RR6, Class 2A1, 3.46%, 08/26/2035 (B)	322,550	322,098
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (A), 09/10/2035 (B)	5,000,000	5,164,875

Total Mortgage-Backed Securities (Cost $5,395,365)		5,486,973

MUNICIPAL GOVERNMENT OBLIGATIONS - 1.9%
Texas - 1.3%
North Texas Higher Education Authority, Inc., Revenue Bonds, Series 1, 1-Month LIBOR + 1.00%, 2.36% (A), 12/01/2034	4,086,831	4,097,130

Vermont - 0.6%
Vermont Student Assistance Corp., Certificate of Obligation 1-Month LIBOR + 0.70%, 0.00% (A), 07/28/2034	2,092,680	2,093,286

Total Municipal Government Obligations (Cost $6,169,212)		6,190,416

U.S. GOVERNMENT AGENCY OBLIGATIONS - 38.8%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.31%, 08/25/2022	5,150,000	5,123,133
3.11%, 02/25/2023	10,000,000	10,301,514
3.31%, 09/25/2025	15,000,000	15,569,876
3.53%, 06/25/2020	5,500,000	5,649,938
3.97% (A), 01/25/2021	2,945,000	3,078,583
4.08% (A), 11/25/2020	3,690,000	3,862,221
4.22%, 03/25/2020	2,000,000	2,071,322
Federal Home Loan Mortgage Corp. REMIC 4.00%, 02/15/2029	413,991	417,870
Federal National Mortgage Association
1.88%, 12/28/2020 (D)	4,000,000	3,978,484
4.00%, TBA (E)	20,000,000	20,914,778
Government National Mortgage Association
4.60% (A), 06/20/2062	7,306,067	7,487,199
4.61% (A), 10/20/2061	5,218,433	5,297,788

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
4.65% (A), 09/20/2061 - 10/20/2061	$ 9,236,237	$ 9,385,571
4.69% (A), 12/20/2061	3,000,042	3,053,960
4.73% (A), 07/20/2061	5,156,497	5,238,020
4.75% (A), 08/20/2061	5,266,142	5,375,988
Overseas Private Investment Corp. 5.14%, 12/15/2023	11,805	12,824
Tennessee Valley Authority
2.88%, 02/01/2027	15,000,000	15,285,555
4.25%, 09/15/2065	4,000,000	4,729,008

Total U.S. Government Agency Obligations (Cost $128,045,932)		126,833,632

U.S. GOVERNMENT OBLIGATIONS - 31.6%
U.S. Treasury - 31.6%
U.S. Treasury Bond
2.25%, 08/15/2046	5,700,000	5,141,801
2.50%, 02/15/2046	5,967,000	5,678,206
2.88%, 11/15/2046	5,350,000	5,488,139
3.00%, 11/15/2045	2,250,000	2,362,939
3.50%, 02/15/2039	1,414,500	1,615,569
4.38%, 05/15/2040	15,881,700	20,477,467
6.25%, 05/15/2030	1,799,000	2,529,211
U.S. Treasury Note
0.75%, 02/15/2019 - 08/15/2019	9,456,400	9,302,788
1.00%, 03/15/2019	3,424,000	3,389,626
1.13%, 02/28/2021 - 06/30/2021	35,560,000	34,562,364
1.25%, 03/31/2021 - 10/31/2021	11,362,000	11,035,563
1.38%, 01/31/2021	1,700,000	1,667,594

Total U.S. Government Obligations (Cost $104,212,647)		103,251,267

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (F)	5,026,123	5,026,123

Total Securities Lending Collateral (Cost $5,026,123)		5,026,123

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 0.54% (F), dated 12/29/2017, to be repurchased at $412,402 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $424,428.	$ 412,377	412,377

Total Repurchase Agreement (Cost $412,377)		412,377

Total Investments (Cost $351,178,317)		351,004,691
Net Other Assets (Liabilities) - (7.3)%		(23,859,327)

Net Assets - 100.0%		$ 327,145,364

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	109	03/29/2018	$23,367,151	$23,337,922	$—	$(29,229)
5-Year U.S. Treasury Note	Long	162	03/29/2018	18,841,777	18,818,578	—	(23,199)
10-Year U.S. Treasury Bond	Short	(21)	03/20/2018	(2,791,921)	(2,804,813)	—	(12,892)
10-Year U.S. Treasury Note	Long	42	03/20/2018	5,206,144	5,209,969	3,825	—
U.S. Treasury Bond	Long	23	03/20/2018	3,770,943	3,856,094	85,151	—

Total						$88,976	$(65,320)

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$30,173,023	$—	$30,173,023
Certificates of Deposit	—	20,000,000	—	20,000,000
Corporate Debt Securities	—	53,630,880	—	53,630,880
Mortgage-Backed Securities	—	5,486,973	—	5,486,973
Municipal Government Obligations	—	6,190,416	—	6,190,416
U.S. Government Agency Obligations	—	126,833,632	—	126,833,632
U.S. Government Obligations	—	103,251,267	—	103,251,267
Securities Lending Collateral	5,026,123	—	—	5,026,123
Repurchase Agreement	—	412,377	—	412,377

Total Investments	$5,026,123	$345,978,568	$—	$351,004,691

Other Financial Instruments
Futures Contracts (H)	$88,976	$—	$—	$88,976

Total Other Financial Instruments	$88,976	$—	$—	$88,976

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(65,320)	$—	$—	$(65,320)

Total Other Financial Instruments	$(65,320)	$—	$—	$(65,320)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $31,702,061, representing 9.7% of the Portfolio’s net assets.
(C)	Perpetual maturity. The date displayed is the next call date.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,926,378. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after December 31, 2017. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rates disclosed reflect the yields at December 31, 2017.
(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $350,765,940) (including securities loaned of $4,926,378)	$350,592,314
Repurchase agreement, at value (cost $412,377)	412,377
Cash	25,554
Cash collateral pledged at broker:
Futures contracts	251,395
Receivables and other assets:
Shares of beneficial interest sold	30,534
Interest	1,636,547
Net income from securities lending	236
Variation margin receivable on futures contracts	1,941,389

Total assets	354,890,346

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,492,293
Investments purchased	20,925,347
Investment management fees	165,433
Distribution and service fees	53,219
Transfer agent costs	1,458
Trustees, CCO and deferred compensation fees	390
Audit and tax fees	23,371
Custody fees	7,278
Legal fees	5,218
Printing and shareholder reports fees	37,925
Other	6,927
Collateral for securities on loan	5,026,123

Total liabilities	27,744,982

Net assets	$327,145,364

Net assets consist of:
Capital stock ($0.01 par value)	$297,706
Additional paid-in capital	320,990,422
Undistributed (distributions in excess of) net investment income (loss)	7,641,670
Accumulated net realized gain (loss)	(1,634,464)
Net unrealized appreciation (depreciation) on:
Investments	(173,626)
Futures contracts	23,656

Net assets	$327,145,364

Net assets by class:
Initial Class	$84,449,688
Service Class	242,695,676

Shares outstanding:
Initial Class	7,855,172
Service Class	21,915,467

Net asset value and offering price per share:
Initial Class	$10.75
Service Class	11.07

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$10,017,655
Net income (loss) from securities lending	66,842

Total investment income	10,084,497

Expenses:
Investment management fees	2,546,333
Distribution and service fees:
Service Class	879,583
Transfer agent costs	5,804
Trustees, CCO and deferred compensation fees	11,321
Audit and tax fees	25,283
Custody fees	38,123
Legal fees	24,180
Printing and shareholder reports fees	45,541
Other	20,104

Total expenses	3,596,272

Expenses waived and/or reimbursed:
Initial Class	(5,208)
Service Class	(19,624)
Recapture of previously waived and/or reimbursed fees:
Initial Class	5,208
Service Class	19,624

Net investment income (loss)	6,488,225

Net realized gain (loss) on:
Investments	(579,872)
Futures contracts	(60,140)
Foreign currency transactions	(62)

Net realized gain (loss)	(640,074)

Net change in unrealized appreciation (depreciation) on:
Investments	5,515,845
Futures contracts	357,436

Net change in unrealized appreciation (depreciation)	5,873,281

Net realized and change in unrealized gain (loss)	5,233,207

Net increase (decrease) in net assets resulting from operations	$11,721,432

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$6,488,225	$12,190,560
Net realized gain (loss)	(640,074)	32,730,547
Net change in unrealized appreciation (depreciation)	5,873,281	(2,589,806)

Net increase (decrease) in net assets resulting from operations	11,721,432	42,331,301

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,220,169)	(3,151,233)
Service Class	(9,669,073)	(2,468,379)

Total dividends and/or distributions from net investment income	(12,889,242)	(5,619,612)

Net realized gains:
Initial Class	(6,734,725)	—
Service Class	(23,203,281)	—

Total dividends and/or distributions from net realized gains	(29,938,006)	—

Total dividends and/or distributions to shareholders	(42,827,248)	(5,619,612)

Capital share transactions:
Proceeds from shares sold:
Initial Class	8,878,913	243,657,254
Service Class	13,171,652	285,505,414

	22,050,565	529,162,668

Dividends and/or distributions reinvested:
Initial Class	9,954,894	3,151,233
Service Class	32,872,354	2,468,379

	42,827,248	5,619,612

Cost of shares redeemed:
Initial Class	(20,306,339)	(1,059,713,034)
Service Class	(273,623,509)	(252,867,513)

	(293,929,848)	(1,312,580,547)

Net increase (decrease) in net assets resulting from capital share transactions	(229,052,035)	(777,798,267)

Net increase (decrease) in net assets	(260,157,851)	(741,086,578)

Net assets:
Beginning of year	587,303,215	1,328,389,793

End of year	$327,145,364	$587,303,215

Undistributed (distributions in excess of) net investment income (loss)	$7,641,670	$12,838,650

Capital share transactions - shares:
Shares issued:
Initial Class	769,942	20,100,727
Service Class	1,136,409	23,109,924

	1,906,351	43,210,651

Shares reinvested:
Initial Class	924,317	256,824
Service Class	2,961,473	196,371

	3,885,790	453,195

Shares redeemed:
Initial Class	(1,762,428)	(85,882,881)
Service Class	(22,993,385)	(20,217,948)

	(24,755,813)	(106,100,829)

Net increase (decrease) in shares outstanding:
Initial Class	(68,169)	(65,525,330)
Service Class	(18,895,503)	3,088,347

	(18,963,672)	(62,436,983)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.81	$11.85		$12.16	$12.33	$13.23

Investment operations:
Net investment income (loss) (A)	0.19	0.13	(B)	0.18	0.23	0.23
Net realized and unrealized gain (loss)	0.13	(0.09	)(C)	(0.17)	0.34	(0.53)

Total investment operations	0.32	0.04		0.01	0.57	(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.45)	(0.08)		(0.26)	(0.52)	(0.31)
Net realized gains	(0.93)	—		(0.06)	(0.22)	(0.29)

Total dividends and/or distributions to shareholders	(1.38)	(0.08)		(0.32)	(0.74)	(0.60)

Net asset value, end of year	$10.75	$11.81		$11.85	$12.16	$12.33

Total return (D)	2.66%	0.30%		0.10%	4.66%	(2.23)%

Ratio and supplemental data:
Net assets end of year (000’s)	$84,450	$93,570		$870,390	$111,203	$314,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.62%	0.61%		0.61%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.62%	0.61	%(B)	0.61%	0.62%	0.62%
Net investment income (loss) to average net assets	1.69%	1.07	%(B)	1.52%	1.81%	1.75%
Portfolio turnover rate	18%	77%		171%	74%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.10	$12.14		$12.45	$12.58	$13.47

Investment operations:
Net investment income (loss) (A)	0.17	0.11	(B)	0.17	0.20	0.20
Net realized and unrealized gain (loss)	0.12	(0.09	)(C)	(0.19)	0.35	(0.54)

Total investment operations	0.29	0.02		(0.02)	0.55	(0.34)

Dividends and/or distributions to shareholders:
Net investment income	(0.39)	(0.06)		(0.23)	(0.46)	(0.26)
Net realized gains	(0.93)	—		(0.06)	(0.22)	(0.29)

Total dividends and/or distributions to shareholders	(1.32)	(0.06)		(0.29)	(0.68)	(0.55)

Net asset value, end of year	$11.07	$12.10		$12.14	$12.45	$12.58

Total return (D)	2.36%	0.14%		(0.18)%	4.42%	(2.49)%

Ratio and supplemental data:
Net assets end of year (000’s)	$242,695	$493,733		$458,000	$276,838	$287,781
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.86%		0.86%	0.87%	0.87%
Including waiver and/or reimbursement and recapture	0.87%	0.85	%(B)	0.86%	0.87%	0.87%
Net investment income (loss) to average net assets	1.43%	0.90	%(B)	1.37%	1.58%	1.48%
Portfolio turnover rate	18%	77%		171%	74%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists,

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.
Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2017. No individual fund has a significant holding in the Navigator.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$998,728	$—	$—	$—	$998,728
U.S. Government Agency Obligations	4,027,395	—	—	—	4,027,395
Total Securities Lending Transactions	$5,026,123	$—	$—	$—	$5,026,123
Total Borrowings	$5,026,123	$—	$—	$—	$5,026,123

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$88,976	$—	$—	$—	$—	$88,976
Total	$88,976	$—	$—	$—	$—	$88,976

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(65,320)	$—	$—	$—	$—	$(65,320)
Total	$(65,320)	$—	$—	$—	$—	$(65,320)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(60,140)	$—	$—	$—	$—	$(60,140)
Total	$(60,140)	$—	$—	$—	$—	$(60,140)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$357,436	$—	$—	$—	$—	$357,436
Total	$357,436	$—	$—	$—	$—	$357,436

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
48,700,000	(7,100,000)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.58% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.63%	May 1, 2018
Service Class	0.88%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.63%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	87.28%	87.28%
Service Class	2	93.91%	93.91%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 57,038,587	$ 15,046,595	$ 25,101,126	$ 283,429,521

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, futures contracts mark to market, straddle adjustments and paydown gain/loss. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss and distribution re-designations. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,204,037	$ (1,204,037)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 351,178,317	$ 4,265,314	$ (4,438,940)	$ (173,626)

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 525,967	$ 1,084,841

During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 42,827,248	$ —	$ —	$ 5,619,612	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 7,641,670	$ —	$ (1,610,808)	$ —	$ —	$ (173,626)

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Aegon U.S. Government Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Aegon U.S. Government Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Aegon U.S. Government Securities VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Aegon U.S. Government Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

(unaudited)

MARKET ENVIRONMENT

For U.S. investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the U.S. dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P MidCap 400® generating a 16.23% return, and the S&P Small Cap 600® generating a 13.15% return. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years. The Sharpe Ratio is a measure of the excess return (return over cash) per unit of risk (standard deviation) in an investment strategy.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings (“PE”) ratio of the S&P 500® finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica American Funds Managed Risk VP, Service Class returned 14.62%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica American Funds Managed Risk VP Blended Benchmark, returned 21.83%, and 14.21%, respectively.

STRATEGY REVIEW

Transamerica American Funds Managed Risk VP seeks to invest at least 80% of its net assets in the American Funds Insurance Series Asset Allocation Fund, a diversified portfolio that varies its asset mix between ranges of equities and debt securities and money market instruments. Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio outperformed its blended benchmark in 2017 due to outperformance of the underlying holding relative to the blended benchmark. Throughout the year, markets exhibited a low level of volatility, which allowed the Portfolio to stay invested at close to the target 95% allocation, with a 5% cash balance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Mixed Allocation Fund	95.1%
Repurchase Agreement	5.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	14.62%	6.17%	05/01/2015
S&P 500® (A)	21.83%	12.10%
Transamerica American Funds Managed Risk VP Blended Benchmark (A) (B) (C)	14.21%	8.11%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica American Funds Managed Risk VP Blended Benchmark is composed of the following benchmarks: 60% S&P 500® and 40% Bloomberg Barclays US Aggregate Bond Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically. Investments in lower-rated debt securities present a greater risk to principal and income than investments in higher-quality securities.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,067.60	$4.38	$1,021.00	$4.28	0.84%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANY - 95.1%
U.S. Mixed Allocation Fund - 95.1%
American Funds Insurance Series - Asset Allocation Fund	28,229,968	$ 669,332,540

Total Investment Company (Cost $613,296,916)		669,332,540

	Principal	Value
REPURCHASE AGREEMENT - 5.0%
Fixed Income Clearing Corp., 0.54% (A), dated 12/29/2017, to be repurchased at $34,971,533 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2018, and with a value of $35,670,671.	$ 34,969,435	34,969,435

Total Repurchase Agreement (Cost $34,969,435)		34,969,435

Total Investments (Cost $648,266,351)		704,301,975
Net Other Assets (Liabilities) - (0.1)%		(904,232)

Net Assets - 100.0%		$ 703,397,743

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$669,332,540	$—	$—	$669,332,540
Repurchase Agreement	—	34,969,435	—	34,969,435

Total Investments	$669,332,540	$34,969,435	$—	$704,301,975

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2017.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $613,296,916)	$669,332,540
Repurchase agreement, at value (cost $34,969,435)	34,969,435
Receivables and other assets:
Interest	1,574

Total assets	704,303,549

Liabilities:
Due to custodian	58
Payables and other liabilities:
Shares of beneficial interest redeemed	335,418
Investment management fees	314,880
Distribution and service fees	148,528
Transfer agent costs	2,256
Trustees, CCO and deferred compensation fees	450
Audit and tax fees	18,129
Custody fees	2,708
Legal fees	5,530
Printing and shareholder reports fees	74,365
Other	3,484

Total liabilities	905,806

Net assets	$703,397,743

Net assets consist of:
Capital stock ($0.01 par value)	$606,900
Additional paid-in capital	614,715,475
Undistributed (distributions in excess of) net investment income (loss)	6,592,967
Accumulated net realized gain (loss)	25,446,777
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	56,035,624

Net assets	$703,397,743

Shares outstanding	60,690,025

Net asset value and offering price per share	$11.59

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$11,519,652
Interest income from unaffiliated investments	37,759

Total investment income	11,557,411

Expenses:
Investment management fees	3,160,804
Distribution and service fees	1,490,946
Transfer agent costs	8,350
Trustees, CCO and deferred compensation fees	16,701
Audit and tax fees	25,902
Custody fees	12,470
Legal fees	43,241
Printing and shareholder reports fees	140,171
Other	15,057

Total expenses	4,913,642

Net investment income (loss)	6,643,769

Net realized gain (loss) on:
Distributions received from unaffiliated investments	25,499,076

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	45,952,700

Net realized and change in unrealized gain (loss)	71,451,776

Net increase (decrease) in net assets resulting from operations	$78,095,545

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$6,643,769	$3,721,457
Net realized gain (loss)	25,499,076	976,894
Net change in unrealized appreciation (depreciation)	45,952,700	12,216,462

Net increase (decrease) in net assets resulting from operations	78,095,545	16,914,813

Dividends and/or distributions to shareholders:
Net investment income	(3,768,887)	(1,506,401)
Net realized gains	(530,180)	—

Total dividends and/or distributions to shareholders	(4,299,067)	(1,506,401)

Capital share transactions:
Proceeds from shares sold	245,972,390	246,016,210
Dividends and/or distributions reinvested	4,299,067	1,506,401
Cost of shares redeemed	(9,934,086)	(3,045,202)

Net increase (decrease) in net assets resulting from capital share transactions	240,337,371	244,477,409

Net increase (decrease) in net assets	314,133,849	259,885,821

Net assets:
Beginning of year	389,263,894	129,378,073

End of year	$703,397,743	$389,263,894

Undistributed (distributions in excess of) net investment income (loss)	$6,592,967	$3,718,085

Capital share transactions - shares:
Shares issued	22,938,946	24,952,113
Shares reinvested	391,180	150,040
Shares redeemed	(888,309)	(306,646)

Net increase (decrease) in shares outstanding	22,441,817	24,795,507

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015 (A)
Net asset value, beginning of period/year	$10.18	$9.62		$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.12	0.15	(D)	0.26
Net realized and unrealized gain (loss)	1.37	0.47		(0.64)

Total investment operations	1.49	0.62		(0.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.06)		—
Net realized gains	(0.01)	—		—

Total dividends and/or distributions to shareholders	(0.08)	(0.06)		—

Net asset value, end of period/year	$11.59	$10.18		$9.62

Total return (E)	14.62%	6.41%		(3.80	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$703,398	$389,264		$129,378
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%		0.86	%(H)
Including waiver and/or reimbursement and recapture	0.82%	0.82	%(D)	0.85	%(H)
Net investment income (loss) to average net assets (C)	1.11%	1.56	%(D)	4.10	%(H)
Portfolio turnover rate (I)	—%	—%		—	%(F)

(A)	Commenced operations on May 1, 2015.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica American Funds Managed Risk VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
American Funds Insurance Series – Asset Allocation Fund	95.03%

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2017
First $2 billion	0.53%
Over $2 billion up to $4 billion	0.52%
Over $4 billion up to $6 billion	0.50%
Over $6 billion up to $8 billion	0.49%
Over $8 billion up to $10 billion	0.48%
Over $10 billion	0.46%
Prior to August 1, 2017
First $5 billion	0.53%
Over $5 billion up to $10 billion	0.52%
Over $10 billion	0.46%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.85%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.60%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.78%	92.78%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 218,823,346	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 648,266,351	$ 56,035,624	$ —	$ 56,035,624

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,768,887	$ 530,180	$ —	$ 1,506,401	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,592,967	$ 25,446,777	$ —	$ —	$ —	$ 56,035,624

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica American Funds Managed Risk VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica American Funds Managed Risk VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of Operations) through December 31, 2015, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica American Funds Managed Risk VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the two years in the period then ended and the period from May 1, 2015 (commencement of Operations) through December 31, 2015, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica American Funds Managed Risk VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $530,180 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500® Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the year. The 10-year U.S. Treasury yield rose in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25% – 1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates may continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization may be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about Brexit and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Asset Allocation – Conservative VP, Initial Class returned 12.81%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Wilshire 5000 Total Market IndexSM, returned 3.54% and 20.99%, respectively.

STRATEGY REVIEW

Transamerica Asset Allocation – Conservative VP outperformed its benchmark net of fees for the one year-end period ending December 31, 2017. The outperformance versus the benchmark was due to contributions from the strong security selection, strategic and tactical asset allocation decisions during the period.

Regarding tactical asset allocation, the Portfolio emphasized non-U.S. equity markets, which contributed signifcantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors to performance during the year. Within fixed income, we expressed a preference for credit relative to government bonds and our overweight to high yield was a significant contributor to performance. Duration slightly detracted from performance as global sovereign yields rallied during the year.

Underlying manager performance contributed to performance over the one-year period. Manager outperformance was led by the Transamerica Unconstrained Bond and Transamerica Jennison Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Transamerica Developing Markets Equity and Transamerica International Equity strategies.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeffrey Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	42.2%
U.S. Equity Funds	24.2
U.S. Mixed Allocation Fund	16.3
International Equity Funds	13.3
Repurchase Agreement	1.7
International Alternative Fund	1.5
U.S. Government Obligation	0.7
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	12.81%	5.28%	4.37%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	4.01%
Wilshire 5000 Total Market Index SM (B)	20.99%	15.43%	8.63%
Service Class	12.56%	5.02%	4.11%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,058.40	$0.73	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,057.40	2.02	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 97.5%
International Alternative Fund - 1.5%
Transamerica Unconstrained Bond (A)	2,198,033	$ 22,419,935

International Equity Funds - 13.3%
Transamerica Developing Markets Equity (A)	3,514,340	43,683,241
Transamerica International Equity (A)	4,371,467	85,374,754
Transamerica International Equity Opportunities (A)	4,996,877	45,271,702
Transamerica International Small Cap Value (A)	1,562,522	21,984,687

		196,314,384

U.S. Equity Funds - 24.2%
Transamerica Jennison Growth VP (B)	3,112,106	33,517,377
Transamerica JPMorgan Enhanced Index VP (B)	6,826,637	148,001,482
Transamerica JPMorgan Mid Cap Value VP (B)	1,311,927	22,145,325
Transamerica Large Cap Value (A)	5,351,294	66,891,169
Transamerica Mid Cap Value Opportunities (A)	1,925,030	22,426,596
Transamerica T. Rowe Price Small Cap VP (B)	1,867,518	29,114,603
Transamerica WMC US Growth VP (B)	1,171,777	34,274,471

		356,371,023

U.S. Fixed Income Funds - 42.2%
Transamerica Core Bond (A)	17,053,906	169,515,827
Transamerica Floating Rate (A)	788,103	7,833,748
Transamerica High Yield Bond (A)	9,493,782	88,576,986
Transamerica Intermediate Bond (A)	35,062,852	357,290,464

		623,217,025

U.S. Mixed Allocation Fund - 16.3%
Transamerica PIMCO Total Return VP (B)	20,759,577	239,980,715

Total Investment Companies (Cost $1,372,879,067)		1,438,303,082

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 0.75%, 01/31/2018 (C)	$ 10,110,000	$ 10,106,149

Total U.S. Government Obligation (Cost $10,095,618)		10,106,149

REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $25,216,313 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $25,720,360.	25,214,800	25,214,800

Total Repurchase Agreement (Cost $25,214,800)		25,214,800

Total Investments (Cost $1,408,189,485)		1,473,624,031
Net Other Assets (Liabilities) - 0.1%		835,360

Net Assets - 100.0%		$ 1,474,459,391

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(1,602)	03/29/2018	$(186,742,276)	$(186,094,829)	$647,447	$—
CAD Currency	Long	136	03/20/2018	10,581,738	10,866,400	284,662	—
EUR Currency	Long	202	03/19/2018	29,857,247	30,490,638	633,391	—
EURO STOXX 50® Index	Long	682	03/16/2018	29,303,375	28,583,122	—	(720,253)
FTSE 100 Index	Short	(75)	03/16/2018	(7,422,101)	(7,734,339)	—	(312,238)
MSCI EAFE Mini Index	Short	(47)	03/16/2018	(4,722,618)	(4,806,925)	—	(84,307)
MSCI Emerging Markets	Long	657	03/16/2018	36,660,350	38,227,545	1,567,195	—
S&P 500® E-Mini	Long	534	03/16/2018	70,547,824	71,449,200	901,376	—
TOPIX Index	Long	231	03/08/2018	36,329,835	37,251,120	921,285	—
U.S. Treasury Bond	Long	212	03/20/2018	35,379,644	35,543,125	163,481	—

Total						$5,118,837	$(1,116,798)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$1,438,303,082	$—	$—	$1,438,303,082
U.S. Government Obligation	—	10,106,149	—	10,106,149
Repurchase Agreement	—	25,214,800	—	25,214,800

Total Investments	$1,438,303,082	$35,320,949	$—	$1,473,624,031

Other Financial Instruments
Futures Contracts (F)	$5,118,837	$—	$—	$5,118,837

Total Other Financial Instruments	$5,118,837	$—	$—	$5,118,837

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(1,116,798)	$—	$—	$(1,116,798)

Total Other Financial Instruments	$(1,116,798)	$—	$—	$(1,116,798)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $8,801,646.
(D)	Rate disclosed reflects the yield at December 31, 2017.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $1,372,879,067)	$1,438,303,082
Unaffiliated investments, at value (cost $10,095,618)	10,106,149
Repurchase agreement, at value (cost $25,214,800)	25,214,800
Receivables and other assets:
Shares of beneficial interest sold	8,331
Interest	32,866
Dividends	477,641
Variation margin receivable on futures contracts	1,665,426

Total assets	1,475,808,295

Liabilities:
Due to custodian	629
Payables and other liabilities:
Shares of beneficial interest redeemed	361,563
Affiliated investments purchased	477,641
Investment management fees	152,544
Distribution and service fees	255,231
Transfer agent costs	5,217
Trustees, CCO and deferred compensation fees	1,576
Audit and tax fees	22,951
Custody fees	3,148
Legal fees	15,164
Printing and shareholder reports fees	43,696
Other	9,544

Total liabilities	1,348,904

Net assets	$1,474,459,391

Net assets consist of:
Capital stock ($0.01 par value)	$1,345,083
Additional paid-in capital	1,326,960,026
Undistributed (distributions in excess of) net investment income (loss)	22,596,956
Accumulated net realized gain (loss)	54,113,544
Net unrealized appreciation (depreciation) on:
Affiliated investments	65,424,015
Unaffiliated investments	10,531
Futures contracts	4,002,039
Translation of assets and liabilities denominated in foreign currencies	7,197

Net assets	$1,474,459,391

Net assets by class:
Initial Class	$270,096,434
Service Class	1,204,362,957

Shares outstanding:
Initial Class	24,411,466
Service Class	110,096,861

Net asset value and offering price per share:
Initial Class	$11.06
Service Class	10.94

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$27,918,285
Interest income from unaffiliated investments	100,871

Total investment income	28,019,156

Expenses:
Investment management fees	1,783,236
Distribution and service fees:
Service Class	2,961,349
Transfer agent costs	20,817
Trustees, CCO and deferred compensation fees	39,322
Audit and tax fees	38,238
Custody fees	79,080
Legal fees	103,898
Printing and shareholder reports fees	43,387
Registration fees	5,985
Other	32,420

Total expenses before waiver and/or reimbursement and recapture	5,107,732

Expenses waived and/or reimbursed:
Initial Class	(360)
Service Class	(1,584)

Net expenses	5,105,788

Net investment income (loss)	$22,913,368

Net realized gain (loss) on:
Affiliated investments	11,000,670
Unaffiliated investments	34,436
Distributions received from affiliated investments	21,822,419
Futures contracts	19,624,187
Foreign currency transactions	(33,012)

Net realized gain (loss)	52,448,700

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	92,010,614
Unaffiliated investments	13,677
Futures contracts	5,702,474
Translation of assets and liabilities denominated in foreign currencies	29,078

Net change in unrealized appreciation (depreciation)	97,755,843

Net realized and change in unrealized gain (loss)	150,204,543

Net increase (decrease) in net assets resulting from operations	$173,117,911

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$22,913,368	$28,172,897
Net realized gain (loss)	52,448,700	26,133,689
Net change in unrealized appreciation (depreciation)	97,755,843	9,011,382

Net increase (decrease) in net assets resulting from operations	173,117,911	63,317,968

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(5,656,429)	(5,794,706)
Service Class	(22,259,193)	(21,360,000)

Total dividends and/or distributions from net investment income	(27,915,622)	(27,154,706)

Net realized gains:
Initial Class	(4,245,994)	(6,320,751)
Service Class	(18,938,881)	(26,679,762)

Total dividends and/or distributions from net realized gains	(23,184,875)	(33,000,513)

Total dividends and/or distributions to shareholders	(51,100,497)	(60,155,219)

Capital share transactions:
Proceeds from shares sold:
Initial Class	19,827,678	33,019,681
Service Class	31,099,907	41,650,383

	50,927,585	74,670,064

Dividends and/or distributions reinvested:
Initial Class	9,902,423	12,115,457
Service Class	41,198,074	48,039,762

	51,100,497	60,155,219

Cost of shares redeemed:
Initial Class	(55,165,082)	(66,352,359)
Service Class	(128,735,504)	(122,575,022)

	(183,900,586)	(188,927,381)

Net increase (decrease) in net assets resulting from capital share transactions	(81,872,504)	(54,102,098)

Net increase (decrease) in net assets	40,144,910	(50,939,349)

Net assets:
Beginning of year	1,434,314,481	1,485,253,830

End of year	$1,474,459,391	$1,434,314,481

Undistributed (distributions in excess of) net investment income (loss)	$22,596,956	$27,865,442

Capital share transactions - shares:
Shares issued:
Initial Class	1,845,326	3,245,430
Service Class	2,941,489	4,138,206

	4,786,815	7,383,636

Shares reinvested:
Initial Class	938,618	1,181,996
Service Class	3,946,176	4,737,649

	4,884,794	5,919,645

Shares redeemed:
Initial Class	(5,152,722)	(6,516,181)
Service Class	(12,185,695)	(12,157,490)

	(17,338,417)	(18,673,671)

Net increase (decrease) in shares outstanding:
Initial Class	(2,368,778)	(2,088,755)
Service Class	(5,298,030)	(3,281,635)

	(7,666,808)	(5,370,390)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.18	$10.15		$11.05	$11.30	$10.69

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.21	(C)	0.21	0.23	0.28
Net realized and unrealized gain (loss)	1.09	0.26		(0.42)	0.02	0.70

Total investment operations	1.28	0.47		(0.21)	0.25	0.98

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)		(0.25)	(0.31)	(0.35)
Net realized gains	(0.17)	(0.23)		(0.44)	(0.19)	(0.02)

Total dividends and/or distributions to shareholders	(0.40)	(0.44)		(0.69)	(0.50)	(0.37)

Net asset value, end of year	$11.06	$10.18		$10.15	$11.05	$11.30

Total return (D)	12.81%	4.62%		(1.96)%	2.19%	9.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$270,096	$272,589		$293,085	$366,775	$429,007
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.15%	0.14%		0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15%	0.13	%(C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	1.77%	2.09	%(C)	1.89%	2.05%	2.54%
Portfolio turnover rate (F)	7%	68%		51%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.07	$10.05		$10.94	$11.19	$10.59

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.19	(C)	0.18	0.20	0.26
Net realized and unrealized gain (loss)	1.08	0.24		(0.41)	0.02	0.68

Total investment operations	1.24	0.43		(0.23)	0.22	0.94

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)		(0.22)	(0.28)	(0.32)
Net realized gains	(0.17)	(0.23)		(0.44)	(0.19)	(0.02)

Total dividends and/or distributions to shareholders	(0.37)	(0.41)		(0.66)	(0.47)	(0.34)

Net asset value, end of year	$10.94	$10.07		$10.05	$10.94	$11.19

Total return (D)	12.56%	4.30%		(2.14)%	1.95%	9.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,204,363	$1,161,725		$1,192,169	$1,263,360	$1,305,606
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.40%	0.39%		0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40%	0.38	%(C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	1.53%	1.86	%(C)	1.69%	1.84%	2.35%
Portfolio turnover rate (F)	7%	68%		51%	34%	33%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$810,928	$918,053	$3,389,856	$—	$—	$5,118,837
Total	$810,928	$918,053	$3,389,856	$—	$—	$5,118,837

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(1,116,798)	$—	$—	$(1,116,798)
Total	$—	$—	$(1,116,798)	$—	$—	$(1,116,798)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,578,464	$1,281,846	$16,763,877	$—	$—	$19,624,187
Total	$1,578,464	$1,281,846	$16,763,877	$—	$—	$19,624,187

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(51,291)	$918,053	$4,835,712	$—	$—	$5,702,474
Total	$(51,291)	$918,053	$4,835,712	$—	$—	$5,702,474

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
35,810,487	(114,238,382)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)		Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017		Shares as of December 31, 2017		Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica Core Bond	$94,787,529	$74,541,291	$—		$—		$187,007	$169,515,827		17,053,906		$3,952,124	$—
Transamerica Developing Markets Equity	42,246,560	180,918	(11,400,949)		2,217,196		10,439,516	43,683,241		3,514,340		180,918	—
Transamerica Floating Rate	7,549,435	315,622	(0	)(B)	(1)		(31,308)	7,833,748		788,103		315,622	—
Transamerica High Yield Bond	89,451,372	8,871,534	(10,945,806)		(263,163)		1,463,049	88,576,986		9,493,782		5,060,858	—
Transamerica Intermediate Bond	354,353,758	8,496,328	(11,596,553)		89,433		5,947,498	357,290,464		35,062,852		8,496,328	—
Transamerica International Equity	82,953,196	2,616,639	(14,822,035)		(174,766)		14,801,720	85,374,754		4,371,467		2,616,639	—
Transamerica International Equity Opportunities	44,355,151	771,293	(10,187,963)		400,530		9,932,691	45,271,702		4,996,877		771,295	—
Transamerica International Small Cap Value	21,098,052	658,149	(4,936,003)		640,660		4,523,829	21,984,687		1,562,522		658,149	—
Transamerica Jennison Growth VP	31,948,560	3,420,620	(9,064,620)		1,142,851		6,069,966	33,517,377		3,112,106		2,157	3,418,463
Transamerica JPMorgan Core Bond VP	53,845,390	—	(55,120,897)		1,000,497		275,010	—	(C)	—	(C)	—	—
Transamerica JPMorgan Enhanced Index VP	142,253,248	3,697,925	(22,449,735)		2,994,734		21,505,310	148,001,482		6,826,637		1,383,166	2,314,759
Transamerica JPMorgan Mid Cap Value VP	23,575,009	5,266,672	(4,357,728)		702,238		(3,040,866)	22,145,325		1,311,927		181,269	5,085,402
Transamerica Large Cap Value	64,239,449	7,894,793	(5,080,024)		624,994		(788,043)	66,891,169		5,351,294		3,278,134	4,616,659
Transamerica Mid Cap Value Opportunities	23,588,329	1,701,851	(3,325,927)		455,644		6,699	22,426,596		1,925,030		247,542	1,454,309
Transamerica PIMCO Total Return VP	234,206,571	4,577,741	(7,840,316)		(470,592)		9,507,311	239,980,715		20,759,577		—	2,364,759
Transamerica T. Rowe Price Small Cap VP	31,156,645	1,771,575	(8,288,674)		1,009,783		3,465,274	29,114,603		1,867,518		—	1,771,575
Transamerica Unconstrained Bond	21,114,649	640,204	(0	)(B)	(0	)(B)	665,082	22,419,935		2,198,033		639,546	658
Transamerica WMC US Growth VP	33,189,114	930,373	(7,556,517)		630,632		7,080,869	34,274,471		1,171,777		139,719	790,654

Total	$1,395,912,017	$126,353,528	$(186,973,747)		$11,000,670		$92,010,614	$1,438,303,082		121,367,748		$27,923,466	$21,817,238

(A)	Does not reflect certain tax adjustments.
(B)	Rounds to less than $(1).
(C)	No longer held at period end.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025%

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.25%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	94.49%	94.49%
Service Class	1	88.04%	88.04%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 76,612,840	$ 17,342,052	$ 186,973,750	$ 9,683,846

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (266,232)	$ 266,232

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,408,699,863	$ 74,477,660	$ (8,632,207)	$ 65,845,453

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 33,705,155	$ 17,395,342	$ —	$ 27,154,706	$ 33,000,513	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 38,374,992	$ 41,937,170	$ —	$ —	$ (10,530)	$ 65,852,650

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

11. SUBSEQUENT EVENTS

Effective January 12, 2018, the Portfolio changed its name to Transamerica JPMorgan Asset Allocation – Conservative VP.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Conservative VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $17,395,342 for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,190,997	$ 260,919

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500 Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the fourth-consecutive year. The 10-year U.S. Treasury yield rose by 7 basis points in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25%—1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates may continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization may be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about Brexit and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Asset Allocation – Growth VP, Initial Class returned 24.63%. By comparison, its benchmark, the Wilshire 5000 Total Market IndexSM, returned 20.99%.

STRATEGY REVIEW

Transamerica Asset Allocation – Growth VP outperformed its blended benchmark net of fees for the one year-end period ending December 31, 2017. The outperformance versus the blended benchmark was due to contributions from the strong security selection, strategic and tactical asset allocation decisions during the period.

Regarding tactical asset allocation, the Portfolio emphasized non-U.S. equity markets, which contributed signifcantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors to performance during the year. The Portfolio also held an opportunistic allocation to extended credit, which also helped performance during the year.

Underlying manager performance contributed to performance over the one-year period. Manager outperformance was led by the Transamerica Unconstrained Bond and Transamerica Jennison Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Transamerica Developing Markets Equity and Transamerica International Equity strategies.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Grace Koo, Ph.D

Jeffrey Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.9%
International Equity Funds	34.2
Repurchase Agreement	3.9
International Alternative Fund	3.0
U.S. Fixed Income Fund	2.9
U.S. Government Obligation	1.0
U.S. Alternative Fund	0.0 *
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	24.63%	11.05%	4.94%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	20.99%	15.43%	8.63%
Service Class	24.37%	10.77%	4.69%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)(D)
Initial Class	$1,000.00	$1,111.20	$0.80	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,109.70	2.13	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 95.0%
International Alternative Fund - 3.0%
Transamerica Unconstrained Bond (A)	3,021,232	$ 30,816,565

International Equity Funds - 34.2%
Transamerica Developing Markets Equity (A)	7,520,307	93,477,412
Transamerica International Equity (A)	6,489,860	126,746,960
Transamerica International Equity Opportunities (A)	11,470,626	103,923,870
Transamerica International Small Cap Value (A)	2,386,848	33,582,950

		357,731,192

U.S. Alternative Fund - 0.0% (B)
Transamerica Clarion Global Real Estate Securities VP (C)	33,384	438,998

U.S. Equity Funds - 54.9%
Transamerica Janus Mid-Cap Growth VP (C)	420,641	13,586,701
Transamerica Jennison Growth VP (C)	8,628,451	92,928,414
Transamerica JPMorgan Enhanced Index VP (C)	5,550,131	120,326,840
Transamerica JPMorgan Mid Cap Value VP (C)	522,072	8,812,568
Transamerica Large Cap Value (A)	13,212,015	165,150,183
Transamerica Mid Cap Growth (A)	693,685	10,231,861
Transamerica Mid Cap Value Opportunities (A)	1,566,229	18,246,562
Transamerica Small Cap Value (A)	1,790,747	20,951,740
Transamerica Small Company Growth Liquidating Trust (D) (E) (F) (G) (H)	3,075	1,910
Transamerica T. Rowe Price Small Cap VP (C)	2,058,098	32,085,748
Transamerica WMC US Growth VP (C)	3,134,342	91,679,495

		574,002,022

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Fund - 2.9%
Transamerica High Yield Bond (A)	3,294,370	$ 30,736,476

Total Investment Companies (Cost $864,946,690)		993,725,253

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Note 0.75%, 01/31/2018 (I)	$ 9,975,000	9,971,200

Total U.S. Government Obligation (Cost $9,961,584)		9,971,200

REPURCHASE AGREEMENT - 3.9%
Fixed Income Clearing Corp., 0.54% (J), dated 12/29/2017, to be repurchased at $41,147,598 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $41,968,476.	41,145,129	41,145,129

Total Repurchase Agreement (Cost $41,145,129)		41,145,129

Total Investments (Cost $916,053,403)		1,044,841,582
Net Other Assets (Liabilities) - 0.1%		1,269,468

Net Assets - 100.0%		$ 1,046,111,050

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(238)	03/29/2018	$(27,743,234)	$(27,647,047)	$96,187	$—
CAD Currency	Long	248	03/20/2018	19,296,111	19,815,200	519,089	—
EUR Currency	Long	135	03/19/2018	19,954,100	20,377,406	423,306	—
EURO STOXX 50® Index	Long	490	03/16/2018	21,053,749	20,536,261	—	(517,488)
FTSE 100 Index	Short	(52)	03/16/2018	(5,145,993)	(5,362,475)	—	(216,482)
MSCI EAFE Mini Index	Long	212	03/16/2018	21,279,083	21,682,300	403,217	—
MSCI Emerging Markets	Long	453	03/16/2018	25,277,228	26,357,805	1,080,577	—
Russell 2000® E-Mini	Long	408	03/16/2018	31,189,866	31,344,600	154,734	—
S&P 500® E-Mini	Long	620	03/16/2018	81,909,459	82,956,000	1,046,541	—
TOPIX Index	Long	159	03/08/2018	25,006,264	25,640,382	634,118	—

Total						$4,357,769	$(733,970)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$993,723,343	$—	$—	$993,723,343
U.S. Government Obligation	—	9,971,200	—	9,971,200
Repurchase Agreement	—	41,145,129	—	41,145,129

Total	$993,723,343	$51,116,329	$—	$1,044,839,672

Investment Companies Measured at Net Asset Value (L)				1,910

Total Investments				$1,044,841,582

Other Financial Instruments
Futures Contracts (M)	$4,357,769	$—	$—	$4,357,769

Total Other Financial Instruments	$4,357,769	$—	$—	$4,357,769

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(733,970)	$—	$—	$(733,970)

Total Other Financial Instruments	$(733,970)	$—	$—	$(733,970)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(D)	Non-income producing security.
(E)	Issuer is affiliated with the Portfolio’s investment manager.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $1,910, representing less than 0.1% of the Portfolio’s net assets.
(G)	Illiquid security. At December 31, 2017, the value of such securities amounted to $1,910 or less than 0.1% of the Portfolio’s net assets.
(H)	Restricted security. At December 31, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	$30,750	$1,910	0.0	% (B)

(I)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $9,486,385.
(J)	Rate disclosed reflects the yield at December 31, 2017.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
EUR	Euro

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $864,946,690)	$993,725,253
Unaffiliated investments, at value (cost $9,961,584)	9,971,200
Repurchase agreement, at value (cost $41,145,129)	41,145,129
Cash	32,813
Receivables and other assets:
Shares of beneficial interest sold	191,171
Interest	33,159
Dividends	214,255
Variation margin receivable on futures contracts	1,372,216

Total assets	1,046,685,196

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	101,966
Affiliated investments purchased	214,255
Investment management fees	107,735
Distribution and service fees	62,206
Transfer agent costs	3,502
Trustees, CCO and deferred compensation fees	1,107
Audit and tax fees	19,137
Custody fees	2,820
Legal fees	9,828
Printing and shareholder reports fees	45,330
Other	6,260

Total liabilities	574,146

Net assets	$1,046,111,050

Net assets consist of:
Capital stock ($0.01 par value)	$769,214
Additional paid-in capital	835,126,692
Undistributed (distributions in excess of) net investment income (loss)	18,062,144
Accumulated net realized gain (loss)	59,745,826
Net unrealized appreciation (depreciation) on:
Affiliated investments	128,778,563
Unaffiliated investments	9,616
Futures contracts	3,623,799
Translation of assets and liabilities denominated in foreign currencies	(4,804)

Net assets	$1,046,111,050

Net assets by class:
Initial Class	$749,311,425
Service Class	296,799,625

Shares outstanding:
Initial Class	54,963,177
Service Class	21,958,247

Net asset value and offering price per share:
Initial Class	$13.63
Service Class	13.52

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$20,221,695
Interest income from unaffiliated investments	97,456

Total investment income	20,319,151

Expenses:
Investment management fees	1,190,707
Distribution and service fees:
Service Class	688,412
Transfer agent costs	13,720
Trustees, CCO and deferred compensation fees	26,463
Audit and tax fees	30,031
Custody fees	60,737
Legal fees	68,818
Printing and shareholder reports fees	42,516
Registration fees	13,166
Other	21,261

Total expenses before waiver and/or reimbursement and recapture	2,155,831

Expenses waived and/or reimbursed:
Initial Class	(32)
Service Class	(13)

Net expenses	2,155,786

Net investment income (loss)	18,163,365

Net realized gain (loss) on:
Affiliated investments	10,039,745
Unaffiliated investments	23,149
Distributions received from affiliated investments	29,684,513
Futures contracts	20,741,778
Foreign currency transactions	(44,966)

Net realized gain (loss)	60,444,219

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	128,445,801
Unaffiliated investments	11,315
Futures contracts	5,290,540
Translation of assets and liabilities denominated in foreign currencies	23,362

Net change in unrealized appreciation (depreciation)	133,771,018

Net realized and change in unrealized gain (loss)	194,215,237

Net increase (decrease) in net assets resulting from operations	$212,378,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$18,163,365	$13,473,744
Net realized gain (loss)	60,444,219	30,452,163
Net change in unrealized appreciation (depreciation)	133,771,018	5,554,267

Net increase (decrease) in net assets resulting from operations	212,378,602	49,480,174

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(10,080,915)	(14,012,976)
Service Class	(3,408,955)	(4,751,861)

Total dividends and/or distributions from net investment income	(13,489,870)	(18,764,837)

Net realized gains:
Initial Class	(15,223,907)	—
Service Class	(6,086,496)	—

Total dividends and/or distributions from net realized gains	(21,310,403)	—

Total dividends and/or distributions to shareholders	(34,800,273)	(18,764,837)

Capital share transactions:
Proceeds from shares sold:
Initial Class	22,867,317	13,453,811
Service Class	22,849,168	17,099,683

	45,716,485	30,553,494

Dividends and/or distributions reinvested:
Initial Class	25,304,822	14,012,976
Service Class	9,495,451	4,751,861

	34,800,273	18,764,837

Cost of shares redeemed:
Initial Class	(67,565,872)	(80,805,675)
Service Class	(35,316,000)	(50,608,660)

	(102,881,872)	(131,414,335)

Net increase (decrease) in net assets resulting from capital share transactions	(22,365,114)	(82,096,004)

Net increase (decrease) in net assets	155,213,215	(51,380,667)

Net assets:
Beginning of year	890,897,835	942,278,502

End of year	$1,046,111,050	$890,897,835

Undistributed (distributions in excess of) net investment income (loss)	$18,062,144	$13,433,615

Capital share transactions - shares:
Shares issued:
Initial Class	1,812,875	1,235,829
Service Class	1,845,539	1,577,046

	3,658,414	2,812,875

Shares reinvested:
Initial Class	2,042,359	1,240,086
Service Class	772,616	423,517

	2,814,975	1,663,603

Shares redeemed:
Initial Class	(5,382,268)	(7,419,986)
Service Class	(2,825,664)	(4,806,973)

	(8,207,932)	(12,226,959)

Net increase (decrease) in shares outstanding:
Initial Class	(1,527,034)	(4,944,071)
Service Class	(207,509)	(2,806,410)

	(1,734,543)	(7,750,481)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.35		$10.93		$11.34	$11.30	$9.02

Investment operations:
Net investment income (loss) (A) (B)	0.24		0.17	(C)	0.21	0.17	0.26
Net realized and unrealized gain (loss)	2.51		0.49		(0.43)	0.14	2.14

Total investment operations	2.75		0.66		(0.22)	0.31	2.40

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.24)		(0.19)	(0.27)	(0.12)
Net realized gains	(0.28)		—		—	—	—

Total dividends and/or distributions to shareholders	(0.47)		(0.24)		(0.19)	(0.27)	(0.12)

Net asset value, end of year	$13.63		$11.35		$10.93	$11.34	$11.30

Total return (D)	24.63%		6.08%		(1.93)%	2.73%	26.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$749,311		$641,284		$671,549	$830,809	$882,269
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.15%		0.15%		0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.15	%(F)	0.14	%(C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	1.94%		1.58	%(C)	1.82%	1.48%	2.56%
Portfolio turnover rate (G)	8%		93%		51%	64%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.26		$10.84		$11.24	$11.21	$8.96

Investment operations:
Net investment income (loss) (A) (B)	0.21		0.14	(C)	0.19	0.14	0.23
Net realized and unrealized gain (loss)	2.49		0.49		(0.43)	0.13	2.12

Total investment operations	2.70		0.63		(0.24)	0.27	2.35

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.21)		(0.16)	(0.24)	(0.10)
Net realized gains	(0.28)		—		—	—	—

Total dividends and/or distributions to shareholders	(0.44)		(0.21)		(0.16)	(0.24)	(0.10)

Net asset value, end of year	$13.52		$11.26		$10.84	$11.24	$11.21

Total return (D)	24.37%		5.82%		(2.12)%	2.44%	26.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$296,800		$249,614		$270,730	$300,247	$298,714
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.40%		0.40%		0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.40	%(F)	0.39	%(C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	1.69%		1.33	%(C)	1.63%	1.26%	2.32%
Portfolio turnover rate (G)	8%		93%		51%	64%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Asset Allocation - Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$96,187	$942,395	$3,319,187	$—	$—	$4,357,769
Total	$96,187	$942,395	$3,319,187	$—	$—	$4,357,769

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(733,970)	$—	$—	$(733,970)
Total	$—	$—	$(733,970)	$—	$—	$(733,970)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$66,191	$461,653	$20,213,934	$—	$—	$20,741,778
Total	$66,191	$461,653	$20,213,934	$—	$—	$20,741,778

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$11,323	$942,395	$4,336,822	$—	$—	$5,290,540
Total	$11,323	$942,395	$4,336,822	$—	$—	$5,290,540

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
19,511,152	(21,464,887)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica Clarion Global Real Estate Securities VP	$54,148,356	$1,357,536	$(56,045,174)		$(3,354,102)	$4,332,382	$438,998	33,384	$1,357,536	$—
Transamerica Developing Markets Equity	76,972,101	1,882,493	(9,910,288)		2,167,980	22,365,126	93,477,412	7,520,307	387,146	—
Transamerica High Yield Bond	26,937,299	3,464,748	(0	)(B)	(4)	334,433	30,736,476	3,294,370	1,622,345	—
Transamerica International Equity	108,254,860	3,884,651	(5,424,300)		(331,903)	20,363,652	126,746,960	6,489,860	3,884,651	—
Transamerica International Equity Opportunities	90,949,093	4,206,534	(13,525,103)		458,598	21,834,748	103,923,870	11,470,626	1,687,794	—
Transamerica International Small Cap Value	27,570,317	1,005,362	(2,246,036)		130,837	7,122,470	33,582,950	2,386,848	1,005,362	—
Transamerica Janus Mid-Cap Growth VP	20,530,323	103,261	(10,833,564)		1,605,453	2,181,228	13,586,701	420,641	14,126	89,136
Transamerica Jennison Growth VP	75,565,589	8,995,489	(9,127,937)		4,346,001	13,149,272	92,928,414	8,628,451	5,672	8,989,817
Transamerica JPMorgan Enhanced Index VP	89,731,399	25,191,694	(11,660,843)		1,216,224	15,848,366	120,326,840	5,550,131	833,759	1,395,314
Transamerica JPMorgan Mid Cap Value VP	16,703,590	1,899,350	(9,338,216)		2,247,222	(2,699,378)	8,812,568	522,072	65,372	1,833,978
Transamerica Large Cap Value	141,314,480	25,049,381	—		—	(1,213,678)	165,150,183	13,212,015	7,999,575	11,398,248
Transamerica Mid Cap Growth	10,616,930	202,416	(2,424,756)		461,775	1,375,496	10,231,861	693,685	43,583	158,833
Transamerica Mid Cap Value Opportunities	16,638,917	1,384,647	—		—	222,998	18,246,562	1,566,229	201,403	1,183,244
Transamerica Small Cap Value	19,215,563	897,012	—		—	839,165	20,951,740	1,790,747	91,878	805,134
Transamerica Small Company Growth Liquidating Trust	1,909	—	—		—	1	1,910	3,075	—	—
Transamerica T. Rowe Price Small Cap VP	28,498,987	1,778,022	(2,400,533)		532,519	3,676,753	32,085,748	2,058,098	—	1,778,023
Transamerica Unconstrained Bond	—	30,590,985	(0	)(B)	(1)	225,581	30,816,565	3,021,232	670,880	904

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income (A)	Net Capital Gain Distributions (A)
Transamerica WMC US Growth VP	$74,526,642	$2,402,496	$(4,295,975)	$559,146	$18,487,186	$91,679,495	3,134,342	$360,797	$2,041,698

Total	$878,176,355	$114,296,077	$(137,232,725)	$10,039,745	$128,445,801	$993,725,253	71,796,113	$20,231,879	$29,674,329

(A)	Does not reflect certain tax adjustments.
(B)	Rounds to less than $(1).

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.25%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.67%	92.67%
Service Class	2	90.76%	90.76%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 64,389,870	$ 8,285,343	$ 137,232,725	$ 1,277,728

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (44,966)	$ 44,966

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 918,675,352	$ 126,829,187	$ (28,839)	$ 126,800,348

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,489,870	$ 21,310,403	$ —	$ 18,764,837	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 30,357,392	$ 53,071,825	$ —	$ —	$ (9,617)	$ 126,795,544

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

13. SUBSEQUENT EVENTS

Effective January 12, 2018, the Portfolio changed its name to Transamerica JPMorgan Asset Allocation - Growth VP.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $21,310,403 for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 5,274,233	$ 470,298

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500® Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the year. The 10-year U.S. Treasury yield rose in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25% – 1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates will continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization will be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about the U.K. referendum to leave the European Union and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Asset Allocation – Moderate Growth VP, Initial Class returned 19.77%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 20.99% and 3.54%, respectively.

STRATEGY REVIEW

Transamerica Asset Allocation – Moderate Growth VP outperformed its benchmark net of fees for the one year-end period ending December 31, 2017. The outperformance versus the benchmark was due to contributions from the strong security selection, strategic and tactical asset allocation decisions during the period.

Regarding tactical asset allocation, the Portfolio emphasized non-U.S. equity markets, which contributed signifcantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors to performance during the year. Within fixed income, we expressed a preference for credit relative to government bonds and our overweight to high yield was a significant contributor to performance. Duration slightly detracted from performance as global sovereign yields rallied during the year.

Underlying manager performance contributed to performance over the one-year period. Manager outperformance was led by the Transamerica Unconstrained Bond and Transamerica Jennison Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Transamerica Developing Markets Equity and Transamerica International Equity strategies.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeffrey Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	46.0%
International Equity Funds	24.6
U.S. Fixed Income Funds	17.9
U.S. Mixed Allocation Fund	5.7
Repurchase Agreement	2.4
International Alternative Funds	1.5
U.S. Alternative Fund	1.0
U.S. Government Obligation	0.9
Net Other Assets (Liabilities) ^	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	19.77%	8.85%	4.87%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	4.01%
Service Class	19.49%	8.58%	4.61%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,092.40	$0.74	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,091.10	2.06	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 96.7%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	70,452	$ 393,277
Transamerica Unconstrained Bond (F)	7,614,325	77,666,114

		78,059,391

International Equity Funds - 24.6%
Transamerica Developing Markets Equity (F)	21,424,173	266,302,469
Transamerica International Equity (F)	27,120,445	529,662,290
Transamerica International Equity Opportunities (F)	43,135,111	390,804,108
Transamerica International Small Cap Value (F)	9,916,080	139,519,241

		1,326,288,108

U.S. Alternative Fund - 1.0%
Transamerica Clarion Global Real Estate Securities VP (G)	4,175,559	54,908,595

U.S. Equity Funds - 46.0%
Transamerica Janus Mid-Cap Growth VP (G)	2,537,636	81,965,634
Transamerica Jennison Growth VP (G)	23,704,907	255,301,852
Transamerica JPMorgan Enhanced Index VP (G)	40,947,698	887,746,103
Transamerica JPMorgan Mid Cap Value VP (G)	5,561,242	93,873,766
Transamerica Large Cap Value (F)	40,993,741	512,421,759
Transamerica Mid Cap Growth (F)	5,957,584	87,874,368
Transamerica Mid Cap Value Opportunities (F)	7,101,935	82,737,541
Transamerica Small Cap Value (F)	6,965,565	81,497,106
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	16,244	10,091
Transamerica T. Rowe Price Small Cap VP (G)	8,893,507	138,649,778
Transamerica WMC US Growth VP (G)	8,745,218	255,797,623

		2,477,875,621

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 17.9%
Transamerica Core Bond (F)	17,555,175	$ 174,498,443
Transamerica Floating Rate (F)	18,239,588	181,301,500
Transamerica High Yield Bond (F)	29,796,588	278,002,170
Transamerica Intermediate Bond (F)	32,514,740	331,325,198

		965,127,311

U.S. Mixed Allocation Fund - 5.7%
Transamerica PIMCO Total Return VP (G)	26,362,194	304,746,963

Total Investment Companies (Cost $4,638,017,168)		5,207,005,989

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.9%
U.S. Treasury - 0.9%
U.S. Treasury Note 0.75%, 01/31/2018 (H)	$ 48,633,000	48,614,473

Total U.S. Government Obligation (Cost $48,566,568)		48,614,473

REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp., 0.54% (I), dated 12/29/2017, to be repurchased at $128,220,559 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.63%, due 04/30/2019, and with a value of $130,780,878.	128,212,866	128,212,866

Total Repurchase Agreement (Cost $128,212,866)		128,212,866

Total Investments (Cost $4,814,796,602)		5,383,833,328
Net Other Assets (Liabilities) - (0.0)% (J)		(273,364)

Net Assets - 100.0%		$ 5,383,559,964

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(7,059)	03/29/2018	$(822,855,009)	$(820,002,121)	$2,852,888	$—
CAD Currency	Long	970	03/20/2018	75,472,693	77,503,000	2,030,307	—
EUR Currency	Long	706	03/19/2018	104,352,555	106,566,288	2,213,733	—
EURO STOXX 50® Index	Long	2,562	03/16/2018	110,081,026	107,375,306	—	(2,705,720)
FTSE 100 Index	Short	(269)	03/16/2018	(26,620,613)	(27,740,496)	—	(1,119,883)
MSCI EAFE Mini Index	Long	276	03/16/2018	27,627,481	28,227,900	600,419	—
MSCI Emerging Markets	Long	2,381	03/16/2018	132,858,904	138,538,485	5,679,581	—
S&P 500® E-Mini	Long	2,742	03/16/2018	362,251,186	366,879,600	4,628,414	—
TOPIX Index	Long	830	03/08/2018	130,535,869	133,846,017	3,310,148	—
U.S. Treasury Bond	Long	1,026	03/20/2018	171,224,110	172,015,313	791,203	—

Total						$22,106,693	$(3,825,603)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$5,206,602,621	$—	$—	$5,206,602,621
U.S. Government Obligation	—	48,614,473	—	48,614,473
Repurchase Agreement	—	128,212,866	—	128,212,866

Total	$5,206,602,621	$176,827,339	$—	$5,383,429,960

Investment Companies Measured at Net Asset Value (L)				403,368

Total Investments				$5,383,833,328

Other Financial Instruments
Futures Contracts (M)	$22,106,693	$—	$—	$22,106,693

Total Other Financial Instruments	$22,106,693	$—	$—	$22,106,693

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(3,825,603)	$—	$—	$(3,825,603)

Total Other Financial Instruments	$(3,825,603)	$—	$—	$(3,825,603)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Issuer is affiliated with the Portfolio’s investment manager.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $403,368, representing less than 0.1% of the Portfolio’s net assets.
(D)	Illiquid security. At December 31, 2017, the value of such securities amounted to $403,368 or less than 0.1% of the Portfolio’s net assets.
(E)	Restricted securities. At December 31, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$724,839	$393,277	0.0	%(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	162,437	10,091	0.0	(J)

Total			$887,276	$403,368	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $36,913,932.
(I)	Rate disclosed reflects the yield at December 31, 2017.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $4,638,017,168)	$5,207,005,989
Unaffiliated investments, at value (cost $48,566,568)	48,614,473
Repurchase agreement, at value (cost $128,212,866)	128,212,866
Cash	421
Receivables and other assets:
Shares of beneficial interest sold	30,301
Interest	158,409
Dividends	2,040,982
Variation margin receivable on futures contracts	2,348,656

Total assets	5,388,412,097

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,037,720
Affiliated investments purchased	2,040,982
Investment management fees	556,774
Distribution and service fees	914,877
Transfer agent costs	18,347
Trustees, CCO and deferred compensation fees	5,523
Audit and tax fees	51,437
Custody fees	11,790
Legal fees	51,841
Printing and shareholder reports fees	130,004
Other	32,838

Total liabilities	4,852,133

Net assets	$5,383,559,964

Net assets consist of:
Capital stock ($0.01 par value)	$4,050,216
Additional paid-in capital	4,452,616,163
Undistributed (distributions in excess of) net investment income (loss)	87,248,297
Accumulated net realized gain (loss)	252,274,851
Net unrealized appreciation (depreciation) on:
Affiliated investments	568,988,821
Unaffiliated investments	47,905
Futures contracts	18,281,090
Translation of assets and liabilities denominated in foreign currencies	52,621

Net assets	$5,383,559,964

Net assets by class:
Initial Class	$1,052,378,020
Service Class	4,331,181,944

Shares outstanding:
Initial Class	78,307,118
Service Class	326,714,484

Net asset value and offering price per share:
Initial Class	$13.44
Service Class	13.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$105,574,574
Interest income from unaffiliated investments	426,909

Total investment income	106,001,483

Expenses:
Investment management fees	6,236,856
Distribution and service fees:
Service Class	10,209,730
Transfer agent costs	72,177
Trustees, CCO and deferred compensation fees	138,426
Audit and tax fees	98,821
Custody fees	157,782
Legal fees	361,875
Printing and shareholder reports fees	111,496
Registration fees	51,847
Other	111,840

Total expenses before waiver and/or reimbursement and recapture	17,550,850

Expenses waived and/or reimbursed:
Initial Class	(285)
Service Class	(1,168)

Net expenses	17,549,397

Net investment income (loss)	88,452,086

Net realized gain (loss) on:
Affiliated investments	43,319,506
Unaffiliated investments	118,275
Distributions received from affiliated investments	118,633,157
Futures contracts	93,025,920
Foreign currency transactions	(372,171)

Net realized gain (loss)	254,724,687

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	538,290,783
Unaffiliated investments	56,627
Futures contracts	25,007,048
Translation of assets and liabilities denominated in foreign currencies	61,069

Net change in unrealized appreciation (depreciation)	563,415,527

Net realized and change in unrealized gain (loss)	818,140,214

Net increase (decrease) in net assets resulting from operations	$906,592,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$88,452,086	$80,384,977
Net realized gain (loss)	254,724,687	178,386,114
Net change in unrealized appreciation (depreciation)	563,415,527	26,257,505

Net increase (decrease) in net assets resulting from operations	906,592,300	285,028,596

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(17,280,522)	(19,534,233)
Service Class	(62,222,905)	(66,768,592)

Total dividends and/or distributions from net investment income	(79,503,427)	(86,302,825)

Net realized gains:
Initial Class	(33,510,254)	(52,537,919)
Service Class	(138,841,610)	(206,973,374)

Total dividends and/or distributions from net realized gains	(172,351,864)	(259,511,293)

Total dividends and/or distributions to shareholders	(251,855,291)	(345,814,118)

Capital share transactions:
Proceeds from shares sold:
Initial Class	24,056,052	27,844,949
Service Class	94,579,678	44,907,406

	118,635,730	72,752,355

Dividends and/or distributions reinvested:
Initial Class	50,790,776	72,072,152
Service Class	201,064,515	273,741,966

	251,855,291	345,814,118

Cost of shares redeemed:
Initial Class	(110,998,727)	(128,100,474)
Service Class	(287,990,458)	(327,410,784)

	(398,989,185)	(455,511,258)

Net increase (decrease) in net assets resulting from capital share transactions	(28,498,164)	(36,944,785)

Net increase (decrease) in net assets	626,238,845	(97,730,307)

Net assets:
Beginning of year	4,757,321,119	4,855,051,426

End of year	$5,383,559,964	$4,757,321,119

Undistributed (distributions in excess of) net investment income (loss)	$87,248,297	$79,450,341

Capital share transactions - shares:
Shares issued:
Initial Class	1,882,612	2,359,556
Service Class	7,537,278	3,866,230

	9,419,890	6,225,786

Shares reinvested:
Initial Class	4,092,730	6,118,179
Service Class	16,413,430	23,517,351

	20,506,160	29,635,530

Shares redeemed:
Initial Class	(8,710,316)	(10,870,132)
Service Class	(22,904,156)	(28,019,260)

	(31,614,472)	(38,889,392)

Net increase (decrease) in shares outstanding:
Initial Class	(2,734,974)	(2,392,397)
Service Class	1,046,552	(635,679)

	(1,688,422)	(3,028,076)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.82		$11.96		$12.74	$12.76	$10.94

Investment operations:
Net investment income (loss) (A) (B)	0.25		0.22	(C)	0.23	0.27	0.34
Net realized and unrealized gain (loss)	2.04		0.56		(0.51)	0.06	1.76

Total investment operations	2.29		0.78		(0.28)	0.33	2.10

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.25)		(0.29)	(0.35)	(0.28)
Net realized gains	(0.44)		(0.67)		(0.21)	—	—

Total dividends and/or distributions to shareholders	(0.67)		(0.92)		(0.50)	(0.35)	(0.28)

Net asset value, end of year	$13.44		$11.82		$11.96	$12.74	$12.76

Total return (D)	19.77%		6.55%		(2.23)%	2.57%	19.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,052,378		$957,703		$998,156	$1,240,441	$1,340,215
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%		0.14%		0.14%	0.15%	0.14%
Including waiver and/or reimbursement and recapture	0.14	%(F)	0.13	%(C)	0.14%	0.15%	0.14%
Net investment income (loss) to average net assets (B)	1.93%		1.89	%(C)	1.81%	2.09%	2.84%
Portfolio turnover rate (G)	4%		70%		26%	35%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.67		$11.82		$12.60	$12.61	$10.82

Investment operations:
Net investment income (loss) (A) (B)	0.21		0.19	(C)	0.20	0.23	0.31
Net realized and unrealized gain (loss)	2.02		0.55		(0.52)	0.08	1.73

Total investment operations	2.23		0.74		(0.32)	0.31	2.04

Dividends and/or distributions to shareholders:
Net investment income	(0.20)		(0.22)		(0.25)	(0.32)	(0.25)
Net realized gains	(0.44)		(0.67)		(0.21)	—	—

Total dividends and/or distributions to shareholders	(0.64)		(0.89)		(0.46)	(0.32)	(0.25)

Net asset value, end of year	$13.26		$11.67		$11.82	$12.60	$12.61

Total return (D)	19.49%		6.25%		(2.52)%	2.45%	19.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,331,182		$3,799,618		$3,856,895	$4,124,411	$4,236,224
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%		0.39%		0.39%	0.40%	0.39%
Including waiver and/or reimbursement and recapture	0.39	%(F)	0.38	%(C)	0.39%	0.40%	0.39%
Net investment income (loss) to average net assets (B)	1.69%		1.66	%(C)	1.62%	1.86%	2.67%
Portfolio turnover rate (G)	4%		70%		26%	35%	27%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$3,644,091	$4,244,040	$14,218,562	$—	$—	$22,106,693
Total	$3,644,091	$4,244,040	$14,218,562	$—	$—	$22,106,693

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(3,825,603)	$—	$—	$(3,825,603)
Total	$—	$—	$(3,825,603)	$—	$—	$(3,825,603)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$8,394,332	$3,220,557	$81,411,031	$—	$—	$93,025,920
Total	$8,394,332	$3,220,557	$81,411,031	$—	$—	$93,025,920

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,077,666	$4,244,040	$19,685,342	$—	$—	$25,007,048
Total	$1,077,666	$4,244,040	$19,685,342	$—	$—	$25,007,048

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
163,629,462	(500,371,642)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica Clarion Global Real Estate Securities VP	$192,366,362	$5,447,692	$(149,195,117)	$(4,355,846)	$10,645,504	$54,908,595	4,175,559	$5,447,694	$—
Transamerica Core Bond	154,369,145	19,126,571	—	—	1,002,727	174,498,443	17,555,175	4,737,091	—
Transamerica Developing Markets Equity	225,466,025	1,102,917	(31,656,338)	1,223,365	70,166,500	266,302,469	21,424,173	1,102,918	—
Transamerica Floating Rate	164,768,748	17,267,307	—	—	(734,555)	181,301,500	18,239,588	7,133,505	—
Transamerica Global Allocation Liquidating Trust	422,564	—	—	—	(29,287)	393,277	70,452	—	—
Transamerica High Yield Bond	249,517,271	25,498,089	—	—	2,986,810	278,002,170	29,796,588	15,135,844	—
Transamerica Intermediate Bond	293,949,592	40,507,968	(8,167,596)	103,387	4,931,847	331,325,198	32,514,740	7,426,139	—
Transamerica International Equity	455,837,345	16,233,548	(26,541,441)	4,031,665	80,101,173	529,662,290	27,120,445	16,233,548	—
Transamerica International Equity Opportunities	331,664,998	6,346,924	(28,609,601)	1,396,335	80,005,452	390,804,108	43,135,111	6,346,923	—
Transamerica International Small Cap Value	116,167,111	4,176,743	(11,241,560)	2,681,812	27,735,135	139,519,241	9,916,080	4,176,743	—
Transamerica Janus Mid-Cap Growth VP	78,289,485	687,321	(18,471,232)	5,563,989	15,896,071	81,965,634	2,537,636	94,021	593,299
Transamerica Jennison Growth VP	221,720,580	26,085,768	(42,812,657)	17,450,238	32,857,923	255,301,852	23,704,907	16,447	26,069,321
Transamerica JPMorgan Enhanced Index VP	707,642,919	94,100,243	(47,325,005)	7,623,742	125,704,204	887,746,103	40,947,698	7,349,815	12,300,076
Transamerica JPMorgan Mid Cap Value VP	75,467,501	26,153,135	—	—	(7,746,870)	93,873,766	5,561,242	635,249	17,821,612
Transamerica Large Cap Value	455,535,380	60,209,492	—	—	(3,323,113)	512,421,759	40,993,741	24,843,439	35,366,053
Transamerica Mid Cap Growth	72,468,015	1,738,415	—	—	13,667,938	87,874,368	5,957,584	374,311	1,364,104
Transamerica Mid Cap Value Opportunities	75,447,807	6,278,570	—	—	1,011,164	82,737,541	7,101,935	913,247	5,365,323

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica PIMCO Total Return VP	$270,512,992	$23,686,090	$—		$—	$10,547,881	$304,746,963	26,362,194	$—	$2,882,745
Transamerica Small Cap Value	74,743,805	3,489,156	—		—	3,264,145	81,497,106	6,965,565	357,384	3,131,772
Transamerica Small Company Growth Liquidating Trust	10,084	—	—		—	7	10,091	16,244	—	—
Transamerica T. Rowe Price Small Cap VP	124,645,076	7,683,238	(12,596,717)		3,686,232	15,231,949	138,649,778	8,893,507	—	7,683,238
Transamerica Unconstrained Bond	73,144,404	2,217,764	(0	)(B)	(2)	2,303,948	77,666,114	7,614,325	2,215,485	2,279
Transamerica WMC US Growth VP	224,410,933	7,088,106	(31,680,235)		3,914,589	52,064,230	255,797,623	8,745,218	1,064,463	6,023,643

Total	$4,638,568,142	$395,125,057	$(408,297,499)		$43,319,506	$538,290,783	$5,207,005,989	389,349,707	$105,604,266	$118,603,465

(A)	Does not reflect certain tax adjustments.
(B)	Rounds to less than $(1).

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.17%	92.17%
Service Class	1	85.84%	85.84%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 170,917,340	$ 51,036,177	$ 408,297,500	$ 14,894,121

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (1,150,703)	$ 1,150,703

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 4,817,875,013	$ 571,564,841	$ (2,296,378)	$ 569,268,463

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 113,232,162	$ 138,623,129	$ —	$ 86,302,825	$ 259,511,293	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 146,307,142	$ 211,313,265	$ —	$ —	$ (47,906)	$ 569,321,084

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

12. SUBSEQUENT EVENTS

Effective January 12, 2018, the Portfolio changed its name to Transamerica JPMorgan Asset Allocation – Moderate Growth VP.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $138,623,129 for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 21,017,898	$ 1,744,238

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500® Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the year. The 10-year U.S. Treasury yield rose in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25% – 1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates may continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization may be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about the U.K. referendum to leave the European Union and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Asset Allocation – Moderate VP, Initial Class returned 16.47%. By comparison, its primary and secondary benchmarks, the Wilshire 5000 Total Market IndexSM and the Bloomberg Barclays US Aggregate Bond Index, returned 20.99% and 3.54%, respectively.

STRATEGY REVIEW

Transamerica Asset Allocation – Moderate VP outperformed its benchmark net of fees for the one year-end period ending December 31, 2017. The outperformance versus the benchmark was due to contributions from the strong security selection, strategic and tactical asset allocation decisions during the period.

Regarding tactical asset allocation, the Portfolio emphasized non-U.S. equity markets which contributed signifcantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors to performance during the year. Within fixed income, we expressed a preference for credit relative to government bonds and our overweight to high yield was a significant contributor to performance. Duration slightly detracted from performance as global sovereign yields rallied during the year.

Underlying manager performance contributed to performance over the one-year period. Manager outperformance was led by the Transamerica Unconstrained Bond and Transamerica Jennison Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Transamerica Developing Markets Equity and Transamerica International Equity strategies.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Grace Koo, Ph.D.

Jeffrey Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	36.1%
U.S. Fixed Income Funds	29.2
International Equity Funds	18.8
U.S. Mixed Allocation Fund	10.9
Repurchase Agreement	2.8
International Alternative Funds	1.5
U.S. Government Obligation	0.7
Net Other Assets (Liabilities) ^	0.0 *
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	16.47%	6.99%	4.77%	05/01/2002
Wilshire 5000 Total Market IndexSM (A)	20.99%	15.43%	8.63%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	4.01%
Service Class	16.12%	6.73%	4.51%	05/01/2003

(A) The Wilshire 5000 Total Market IndexSM measures the performance of most U.S. domiciled public securities with readily available price data. Companies in the index are weighted by available float and market-capitalization.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The ability of the Portfolio to achieve its objective depends largely on the performance of the underlying portfolio in which it invests. Each underlying portfolio’s performance, in turn, depends on the particular securities in which that underlying portfolio invests. Total expenses associated with the Portfolio may be higher than with other mutual funds.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,075.20	$0.73	$1,024.50	$0.71	0.14%
Service Class	1,000.00	1,073.60	2.04	1,023.20	1.99	0.39

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 96.5%
International Alternative Funds - 1.5%
Transamerica Global Allocation Liquidating Trust (A) (B) (C) (D) (E)	36,728	$ 205,021
Transamerica Unconstrained Bond (F)	9,671,900	98,653,378

		98,858,399

International Equity Funds - 18.8%
Transamerica Developing Markets Equity (F)	20,730,393	257,678,783
Transamerica International Equity (F)	24,327,909	475,124,065
Transamerica International Equity Opportunities (F)	37,264,075	337,612,517
Transamerica International Small Cap Value (F)	9,116,763	128,272,861

		1,198,688,226

U.S. Equity Funds - 36.1%
Transamerica Janus Mid-Cap Growth VP (G)	2,922,874	94,408,831
Transamerica Jennison Growth VP (G)	23,814,160	256,478,503
Transamerica JPMorgan Enhanced Index VP (G)	35,681,630	773,577,732
Transamerica JPMorgan Mid Cap Value VP (G)	3,489,327	58,899,840
Transamerica Large Cap Value (F)	40,996,726	512,459,079
Transamerica Mid Cap Growth (F)	4,445,461	65,570,555
Transamerica Mid Cap Value Opportunities (F)	8,215,217	95,707,281
Transamerica Small Cap Value (F)	5,329,173	62,351,319
Transamerica Small Company Growth Liquidating Trust (A) (B) (C) (D) (E)	5,959	3,702
Transamerica T. Rowe Price Small Cap VP (G)	8,565,693	133,539,146
Transamerica WMC US Growth VP (G)	8,763,050	256,319,221

		2,309,315,209

U.S. Fixed Income Funds - 29.2%
Transamerica Core Bond (F)	42,401,115	421,467,081
Transamerica Floating Rate (F)	11,316,582	112,486,827

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds (continued)
Transamerica High Yield Bond (F)	38,662,699	$ 360,722,983
Transamerica Intermediate Bond (F)	95,063,378	968,695,826

		1,863,372,717

U.S. Mixed Allocation Fund - 10.9%
Transamerica PIMCO Total Return VP (G)	60,378,791	697,978,827

Total Investment Companies (Cost $5,689,487,681)		6,168,213,378

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 0.7%
U.S. Treasury - 0.7%
U.S. Treasury Note 0.75%, 01/31/2018 (H)	$ 44,461,000	44,444,063

Total U.S. Government Obligation (Cost $44,397,782)		44,444,063

REPURCHASE AGREEMENT - 2.8%
Fixed Income Clearing Corp., 0.54% (I), dated 12/29/2017, to be repurchased at $177,098,689 on 01/02/2018. Collateralized by U.S. Government Obligations, 1.25% - 1.63%, due 03/31/2019 - 04/30/2019, and with a total value of $180,632,831.	177,088,064	177,088,064

Total Repurchase Agreement (Cost $177,088,064)		177,088,064

Total Investments (Cost $5,910,973,527)		6,389,745,505
Net Other Assets (Liabilities) - 0.0% (J)		165,702

Net Assets - 100.0%		$ 6,389,911,207

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(7,815)	03/29/2018	$(910,980,576)	$(907,822,152)	$3,158,424	$—
CAD Currency	Long	779	03/20/2018	60,611,575	62,242,100	1,630,525	—
EUR Currency	Long	862	03/19/2018	127,410,625	130,113,512	2,702,887	—
EURO STOXX 50® Index	Long	2,917	03/16/2018	125,334,245	122,253,617	—	(3,080,628)
FTSE 100 Index	Short	(322)	03/16/2018	(31,865,570)	(33,206,095)	—	(1,340,525)
MSCI EAFE Mini Index	Short	(328)	03/16/2018	(32,957,801)	(33,546,200)	—	(588,399)
MSCI Emerging Markets	Long	2,795	03/16/2018	155,959,951	162,627,075	6,667,124	—
S&P 500® E-Mini	Long	2,733	03/16/2018	361,062,178	365,675,400	4,613,222	—
TOPIX Index	Long	995	03/08/2018	156,485,785	160,453,961	3,968,176	—
U.S. Treasury Bond	Long	1,186	03/20/2018	197,925,727	198,840,312	914,585	—

Total						$23,654,943	$(5,009,552)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$6,168,004,655	$—	$—	$6,168,004,655
U.S. Government Obligation	—	44,444,063	—	44,444,063
Repurchase Agreement	—	177,088,064	—	177,088,064

Total	$6,168,004,655	$221,532,127	$—	$6,389,536,782

Investment Companies Measured at Net Asset Value (L)				208,723

Total Investments				$6,389,745,505

Other Financial Instruments
Futures Contracts (M)	$23,654,943	$—	$—	$23,654,943

Total Other Financial Instruments	$23,654,943	$—	$—	$23,654,943

LIABILITIES
Other Financial Instruments
Futures Contracts (M)	$(5,009,552)	$—	$—	$(5,009,552)

Total Other Financial Instruments	$(5,009,552)	$—	$—	$(5,009,552)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $208,723, representing less than 0.1% of the Portfolio’s net assets.
(C)	Illiquid security. At December 31, 2017, the value of such securities amounted to $208,723 or less than 0.1% of the Portfolio’s net assets.
(D)	Issuer is affiliated with the Portfolio’s investment manager.
(E)	Restricted securities. At December 31, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$377,870	$205,021	0.0	%(J)

Investment Companies	Transamerica Small Company Growth Liquidating Trust	10/26/2012	59,594	3,702	0.0	(J)

Total			$437,464	$208,723	0.0	%(J)

(F)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(G)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(H)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $38,506,325.
(I)	Rate disclosed reflects the yield at December 31, 2017.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(M)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $5,689,487,681)	$6,168,213,378
Unaffiliated investments, at value (cost $44,397,782)	44,444,063
Repurchase agreement, at value (cost $177,088,064)	177,088,064
Cash	4,036,489
Receivables and other assets:
Shares of beneficial interest sold	43,785
Interest	147,514
Dividends	2,232,792

Total assets	6,396,206,085

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,606,145
Affiliated investments purchased	2,232,792
Investment management fees	661,226
Distribution and service fees	1,218,226
Transfer agent costs	22,272
Trustees, CCO and deferred compensation fees	6,553
Audit and tax fees	60,098
Custody fees	12,050
Legal fees	64,100
Printing and shareholder reports fees	146,749
Variation margin payable on futures contracts	224,395
Other	40,272

Total liabilities	6,294,878

Net assets	$6,389,911,207

Net assets consist of:
Capital stock ($0.01 par value)	$5,124,813
Additional paid-in capital	5,495,797,734
Undistributed (distributions in excess of) net investment income (loss)	99,289,148
Accumulated net realized gain (loss)	292,252,428
Net unrealized appreciation (depreciation) on:
Affiliated investments	478,725,697
Unaffiliated investments	46,281
Futures contracts	18,645,391
Translation of assets and liabilities denominated in foreign currencies	29,715

Net assets	$6,389,911,207

Net assets by class:
Initial Class	$634,840,733
Service Class	5,755,070,474

Shares outstanding:
Initial Class	50,306,261
Service Class	462,175,061

Net asset value and offering price per share:
Initial Class	$12.62
Service Class	12.45

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$123,069,925
Interest income from unaffiliated investments	490,428

Total investment income	123,560,353

Expenses:
Investment management fees	7,604,912
Distribution and service fees:
Service Class	13,971,346
Transfer agent costs	88,457
Trustees, CCO and deferred compensation fees	168,183
Audit and tax fees	117,736
Custody fees	173,072
Legal fees	442,517
Printing and shareholder reports fees	128,378
Registration fees	33,177
Other	137,548

Total expenses before waiver and/or reimbursement and recapture	22,865,326

Expenses waived and/or reimbursed:
Initial Class	(556)
Service Class	(5,033)

Net expenses	22,859,737

Net investment income (loss)	100,700,616

Net realized gain (loss) on:
Affiliated investments	66,866,674
Unaffiliated investments	144,150
Distributions received from affiliated investments	121,559,911
Futures contracts	94,890,883
Foreign currency transactions	(372,910)

Net realized gain (loss)	283,088,708

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	518,979,630
Unaffiliated investments	58,618
Futures contracts	26,612,221
Translation of assets and liabilities denominated in foreign currencies	43,232

Net change in unrealized appreciation (depreciation)	545,693,701

Net realized and change in unrealized gain (loss)	828,782,409

Net increase (decrease) in net assets resulting from operations	$929,483,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$100,700,616	$105,099,087
Net realized gain (loss)	283,088,708	146,897,821
Net change in unrealized appreciation (depreciation)	545,693,701	57,293,567

Net increase (decrease) in net assets resulting from operations	929,483,025	309,290,475

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(11,531,534)	(13,574,255)
Service Class	(92,399,442)	(105,723,759)

Total dividends and/or distributions from net investment income	(103,930,976)	(119,298,014)

Net realized gains:
Initial Class	(13,727,304)	(15,468,462)
Service Class	(126,049,116)	(137,194,797)

Total dividends and/or distributions from net realized gains	(139,776,420)	(152,663,259)

Total dividends and/or distributions to shareholders	(243,707,396)	(271,961,273)

Capital share transactions:
Proceeds from shares sold:
Initial Class	14,876,902	22,070,753
Service Class	27,897,961	19,555,422

	42,774,863	41,626,175

Dividends and/or distributions reinvested:
Initial Class	25,258,838	29,042,717
Service Class	218,448,558	242,918,556

	243,707,396	271,961,273

Cost of shares redeemed:
Initial Class	(85,199,135)	(86,249,047)
Service Class	(473,004,464)	(467,413,667)

	(558,203,599)	(553,662,714)

Net increase (decrease) in net assets resulting from capital share transactions	(271,721,340)	(240,075,266)

Net increase (decrease) in net assets	414,054,289	(202,746,064)

Net assets:
Beginning of year	5,975,856,918	6,178,602,982

End of year	$6,389,911,207	$5,975,856,918

Undistributed (distributions in excess of) net investment income (loss)	$99,289,148	$103,870,472

Capital share transactions - shares:
Shares issued:
Initial Class	1,232,004	1,964,094
Service Class	2,369,767	1,765,164

	3,601,771	3,729,258

Shares reinvested:
Initial Class	2,133,348	2,570,152
Service Class	18,686,788	21,747,409

	20,820,136	24,317,561

Shares redeemed:
Initial Class	(7,109,415)	(7,692,225)
Service Class	(39,688,931)	(42,119,236)

	(46,798,346)	(49,811,461)

Net increase (decrease) in shares outstanding:
Initial Class	(3,744,063)	(3,157,979)
Service Class	(18,632,376)	(18,606,663)

	(22,376,439)	(21,764,642)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.30	$11.22		$12.17	$12.10	$10.93

Investment operations:
Net investment income (loss) (A) (B)	0.22	0.22	(C)	0.24	0.26	0.32
Net realized and unrealized gain (loss)	1.61	0.40		(0.52)	0.09	1.14

Total investment operations	1.83	0.62		(0.28)	0.35	1.46

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.25)		(0.25)	(0.28)	(0.29)
Net realized gains	(0.28)	(0.29)		(0.42)	—	—

Total dividends and/or distributions to shareholders	(0.51)	(0.54)		(0.67)	(0.28)	(0.29)

Net asset value, end of year	$12.62	$11.30		$11.22	$12.17	$12.10

Total return (D)	16.47%	5.56%		(2.23)%	2.77%	13.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$634,841	$610,851		$642,102	$838,875	$917,763
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%		0.14%	0.14%	0.14%
Including waiver and/or reimbursement and recapture	0.14%	0.13	%(C)	0.14%	0.14%	0.14%
Net investment income (loss) to average net assets (B)	1.84%	1.96	%(C)	1.97%	2.10%	2.74%
Portfolio turnover rate (F)	3%	63%		33%	22%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.16	$11.09		$12.03	$11.97	$10.82

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.19	(C)	0.21	0.24	0.31
Net realized and unrealized gain (loss)	1.58	0.39		(0.51)	0.07	1.10

Total investment operations	1.77	0.58		(0.30)	0.31	1.41

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.22)		(0.22)	(0.25)	(0.26)
Net realized gains	(0.28)	(0.29)		(0.42)	—	—

Total dividends and/or distributions to shareholders	(0.48)	(0.51)		(0.64)	(0.25)	(0.26)

Net asset value, end of year	$12.45	$11.16		$11.09	$12.03	$11.97

Total return (D)	16.12%	5.26%		(2.48)%	2.61%	13.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,755,070	$5,365,006		$5,536,501	$5,880,534	$4,730,918
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%		0.39%	0.39%	0.39%
Including waiver and/or reimbursement and recapture	0.39%	0.38	%(C)	0.39%	0.39%	0.39%
Net investment income (loss) to average net assets (B)	1.60%	1.72	%(C)	1.79%	1.97%	2.69%
Portfolio turnover rate (F)	3%	63%		33%	22%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Asset Allocation - Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.
Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$4,073,009	$4,333,412	$15,248,522	$—	$—	$23,654,943
Total	$4,073,009	$4,333,412	$15,248,522	$—	$—	$23,654,943

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(5,009,552)	$—	$—	$(5,009,552)
Total	$—	$—	$(5,009,552)	$—	$—	$(5,009,552)

(A)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$9,453,838	$4,971,620	$80,465,425	$—	$—	$94,890,883
Total	$9,453,838	$4,971,620	$80,465,425	$—	$—	$94,890,883

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$790,364	$4,333,412	$21,488,445	$—	$—	$26,612,221
Total	$790,364	$4,333,412	$21,488,445	$—	$—	$26,612,221

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
184,967,057	(566,196,216)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

J.P. Morgan Investment Management, Inc. is the sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017		Shares as of December 31, 2017		Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica Core Bond	$357,477,259	$61,825,935	$—		$—	$2,163,887	$421,467,081		42,401,115		$11,481,594	$—
Transamerica Developing Markets Equity	228,753,851	1,067,201	(43,905,277)		2,626,676	69,136,332	257,678,783		20,730,393		1,067,201	—
Transamerica Floating Rate	108,404,303	4,532,093	(0	)(B)	(9)	(449,560)	112,486,827		11,316,582		4,532,093	—
Transamerica Global Allocation Liquidating Trust	220,289	—	—		—	(15,268)	205,021		36,728		—	—
Transamerica High Yield Bond	363,528,809	20,877,451	(28,594,973)		(869,875)	5,781,571	360,722,983		38,662,699		20,877,451	—
Transamerica Intermediate Bond	914,643,810	52,415,697	(13,999,678)		368,054	15,267,943	968,695,826		95,063,378		22,366,379	—
Transamerica International Equity	433,479,154	14,562,013	(51,400,111)		(647,356)	79,130,365	475,124,065		24,327,909		14,562,013	—
Transamerica International Equity Opportunities	300,457,393	5,483,056	(40,603,472)		3,849,751	68,425,789	337,612,517		37,264,075		5,483,056	—
Transamerica International Small Cap Value	110,281,942	3,840,063	(14,422,304)		3,108,033	25,465,127	128,272,861		9,116,763		3,840,064	—
Transamerica Janus Mid-Cap Growth VP	93,131,138	708,868	(23,746,971)		6,376,572	17,939,224	94,408,831		2,922,874		96,969	611,899
Transamerica Jennison Growth VP	235,589,072	27,101,526	(57,998,118)		24,385,557	27,400,466	256,478,503		23,814,160		17,088	27,084,437
Transamerica JPMorgan Core Bond VP	28,832,108	—	(29,527,128)		547,564	147,456	—	(C)	—	(C)	—	—
Transamerica JPMorgan Enhanced Index VP	708,817,110	19,143,768	(79,620,211)		10,231,499	115,005,566	773,577,732		35,681,630		7,160,506	11,983,262

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica JPMorgan Mid Cap Value VP	$63,690,051	$15,576,485	$(13,427,077)		$4,797,375	$(11,736,994)	$58,899,840	3,489,327	$536,112	$15,040,373
Transamerica Large Cap Value	469,153,773	62,009,476	(15,342,839)		1,747,289	(5,108,620)	512,459,079	40,996,726	25,586,143	36,423,334
Transamerica Mid Cap Growth	66,169,141	1,297,179	(13,790,355)		1,715,560	10,179,030	65,570,555	4,445,461	279,305	1,017,874
Transamerica Mid Cap Value Opportunities	96,003,062	7,262,784	(9,251,931)		1,616,621	76,745	95,707,281	8,215,217	1,056,405	6,206,378
Transamerica PIMCO Total Return VP	656,290,760	25,594,826	(9,303,587)		(270,166)	25,666,994	697,978,827	60,378,791	—	6,686,736
Transamerica Small Cap Value	57,184,545	2,669,462	—		—	2,497,312	62,351,319	5,329,173	273,424	2,396,038
Transamerica Small Company Growth Liquidating Trust	3,700	—	—		—	2	3,702	5,959	—	—
Transamerica T. Rowe Price Small Cap VP	126,601,529	8,004,880	(19,101,373)		1,625,357	16,408,753	133,539,146	8,565,693	—	8,004,879
Transamerica Unconstrained Bond	92,909,792	2,817,058	(0	)(B)	(2)	2,926,530	98,653,378	9,671,900	2,814,164	2,894
Transamerica WMC US Growth VP	240,237,972	7,141,766	(49,389,671)		5,658,174	52,670,980	256,319,221	8,763,050	1,072,521	6,069,244

Total	$5,751,860,563	$343,931,587	$(513,425,076)		$66,866,674	$518,979,630	$6,168,213,378	491,199,603	$123,102,488	$121,527,348

(A)	Does not reflect certain tax adjustments.
(B)	Rounds to less than $(1).
(C)	No longer held at period end.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	93.64%	93.64%
Service Class	1	91.29%	91.29%

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 99,301,750	$ 57,948,287	$ 513,425,075	$ 16,946,020

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and straddle loss deferrals. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1)	$ (1,350,964)	$ 1,350,965

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 5,911,985,928	$ 506,387,113	$ (24,659,359)	$ 481,727,754

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 130,192,922	$ 113,514,474	$ —	$ 119,298,014	$ 152,663,259	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 165,190,802	$ 242,086,670	$ —	$ —	$ (46,280)	$ 481,757,468

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

12. SUBSEQUENT EVENTS

Effective January 12, 2018, the Portfolio changed its name to Transamerica JPMorgan Asset Allocation – Moderate VP.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Asset Allocation – Moderate VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $113,514,474 for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 18,855,116	$ 1,577,724

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

MARKET ENVIRONMENT

Stocks soared to infinity — and beyond. So seemed to be the view of a growing number of investors around the globe. Risk-taking was rewarded on a grand scale. U.S. stocks (as measured by the S&P 500®) were up 21.83% for the year, yet those returns seem downright modest in comparison to index returns outside the U.S., as the MSCI EAFE Index gained more than 25.62% and the MSCI Emerging Markets Index rose 37.28%.

Consider that at no time in 2017 did investors see any losses relative to the beginning levels of 2016, nor did they experience any declines greater than 2%. In fact, in 2017 the S&P 500® gained in every month for the first time on record. The market rose so steadily and so gently that the lack of volatility was described as “a baby sleeping in the corner of a raucous party.”

And raucous it was. Between massive natural disasters and man-made disasters in Washington D.C., and around the globe, there was plenty to worry and upset markets. Yet throughout it all, economies around the world continued to experience synchronized growth and expansion, driving profits and stock markets higher.

2017 was an extraordinary year for stocks, even measured against what is approaching a nine-year bull market. Throughout this bull market, growth stocks (particularly in information technology) have been ascendant, creating one of the largest gaps ever witnessed between growth and value investing. Benchmark returns in 2017 expanded this trend; the Russell 1000® Growth Index returned 30.21%, while the Russell 1000® Value Index tallied 13.66%. Technology was the clear leader among S&P 500® sectors, meanwhile the “bond proxy” sectors (real estate, telecommunication services and utilities) lagged for the year.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Barrow Hanley Dividend Focused VP, Initial Class returned 16.43%. By comparison, its benchmark, the Russell 1000® Value Index, returned 13.66%.

STRATEGY REVIEW

Our approach to the equity market is based on the underlying philosophy that markets are inefficient. We believe these inefficiencies can best be exploited through adherence to a value-oriented investment process dedicated to the selection of securities on a bottom-up basis and constructing concentrated portfolios. We stay fully invested with a conservative orientation based on our belief that superior returns can be achieved while taking below average risks. We implement this strategy by constructing portfolios of individual stocks that reflect all three value characteristics: price/earnings and price/book ratios below the market and dividend yields above the market (S&P 500®). In addition, the strategy requires that stocks purchased in the Portfolio not only pay a dividend, but also that each stock has a consecutive 25-year history of paying cash dividends.

The Portfolio outperformed its benchmark for the 12 months ended December 31, 2017. Stock selection and an underweight in energy were the largest relative contributors. Industrial and consumer staples holdings also benefited performance. The top five contributing stocks were Stanley Black & Decker, Wal-Mart Stores Inc., American Express Corp., State Street Corp. and Bank of America Corp.

Stock selection and a significant underweight in information technology were the largest detractors. Holdings in the health-care sector, which underperformed most of the year due to political and financial uncertainty, also weighed. The five largest detractors were Target Corp., Johnson Controls International, Cardinal Health, Inc., HCP, Inc. and IBM (no longer held at period end).

Derivatives were not used in the Portfolio.

Ray Nixon, Jr.

Brian F. Quinn, CFA

Lewis Ropp

Co-Portfolio Managers

Barrow, Hanley, Mewhinney & Strauss, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Repurchase Agreement	0.8
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	16.43%	13.51%	6.06%	05/01/1996
Russell 1000® Value Index (A)	13.66%	14.04%	7.10%
Service Class	16.13%	13.23%	5.79%	05/01/2003

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,082.30	$3.73	$1,021.60	$3.62	0.71%
Service Class	1,000.00	1,080.90	5.04	1,020.40	4.89	0.96

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 7.5%
General Dynamics Corp.	90,100	$ 18,330,845
Raytheon Co.	150,800	28,327,780
United Technologies Corp.	204,164	26,045,201

		72,703,826

Airlines - 2.2%
Southwest Airlines Co.	320,500	20,976,725

Auto Components - 1.3%
Adient PLC	160,665	12,644,335

Banks - 12.6%
Bank of America Corp.	1,340,500	39,571,560
JPMorgan Chase & Co.	335,300	35,856,982
PNC Financial Services Group, Inc.	83,000	11,976,070
Wells Fargo & Co.	581,400	35,273,538

		122,678,150

Building Products - 2.7%
Johnson Controls International PLC	688,852	26,252,150

Capital Markets - 4.5%
State Street Corp.	451,800	44,100,198

Chemicals - 3.6%
DowDuPont, Inc.	487,021	34,685,636

Consumer Finance - 3.5%
American Express Co.	346,500	34,410,915

Diversified Telecommunication Services - 5.7%
AT&T, Inc.	605,442	23,539,585
Verizon Communications, Inc.	602,000	31,863,860

		55,403,445

Electric Utilities - 2.7%
Entergy Corp.	316,200	25,735,518

Equity Real Estate Investment Trusts - 1.2%
HCP, Inc.	438,700	11,441,296

Food & Staples Retailing - 3.6%
Wal-Mart Stores, Inc.	352,400	34,799,500

Food Products - 1.2%
Tyson Foods, Inc., Class A	147,200	11,933,504

Health Care Providers & Services - 1.3%
Cardinal Health, Inc.	209,600	12,842,192

Household Durables - 0.9%
Whirlpool Corp.	51,700	8,718,688

Industrial Conglomerates - 3.1%
General Electric Co.	1,026,000	17,903,700
Honeywell International, Inc.	79,800	12,238,128

		30,141,828

Insurance - 3.6%
Loews Corp.	373,700	18,696,211
XL Group, Ltd.	463,800	16,307,208

		35,003,419

Machinery - 3.0%
Stanley Black & Decker, Inc.	169,931	28,835,591

Multiline Retail - 1.9%
Target Corp.	278,800	18,191,700

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels - 13.4%
BP PLC, ADR	801,248	$ 33,676,453
Chevron Corp.	160,500	20,092,995
ConocoPhillips	453,731	24,905,295
Occidental Petroleum Corp.	300,959	22,168,640
Phillips 66	289,700	29,303,155

		130,146,538

Pharmaceuticals - 12.6%
Johnson & Johnson	261,300	36,508,836
Merck & Co., Inc.	555,800	31,274,866
Pfizer, Inc.	1,140,300	41,301,666
Sanofi, ADR	309,300	13,299,900

		122,385,268

Road & Rail - 1.5%
Norfolk Southern Corp.	102,400	14,837,760

Tobacco - 5.6%
Altria Group, Inc.	339,700	24,257,977
Philip Morris International, Inc.	282,300	29,824,995

		54,082,972

Total Common Stocks (Cost $715,226,129)		962,951,154

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.54% (A), dated 12/29/2017, to be repurchased at $8,047,366 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.50%, due 12/31/2018, and with a value of $8,208,035.	$ 8,046,884	8,046,884

Total Repurchase Agreement (Cost $8,046,884)		8,046,884

Total Investments (Cost $723,273,013)		970,998,038
Net Other Assets (Liabilities) - (0.0)% (B)		(333,947)

Net Assets - 100.0%		$ 970,664,091

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$962,951,154	$—	$—	$962,951,154
Repurchase Agreement	—	8,046,884	—	8,046,884

Total Investments	$962,951,154	$8,046,884	$—	$970,998,038

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2017.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $715,226,129)	$962,951,154
Repurchase agreement, at value (cost $8,046,884)	8,046,884
Receivables and other assets:
Shares of beneficial interest sold	287,361
Interest	362
Dividends	1,931,123

Total assets	973,216,884

Liabilities:
Due to custodian	90
Payables and other liabilities:
Shares of beneficial interest redeemed	610,066
Investments purchased	1,212,618
Investment management fees	555,749
Distribution and service fees	61,098
Transfer agent costs	3,238
Trustees, CCO and deferred compensation fees	1,002
Audit and tax fees	20,575
Custody fees	12,150
Legal fees	12,928
Printing and shareholder reports fees	57,480
Other	5,799

Total liabilities	2,552,793

Net assets	$970,664,091

Net assets consist of:
Capital stock ($0.01 par value)	$378,460
Additional paid-in capital	712,540,239
Undistributed (distributions in excess of) net investment income (loss)	17,971,418
Accumulated net realized gain (loss)	(7,951,051)
Net unrealized appreciation (depreciation) on:
Investments	247,725,025

Net assets	$970,664,091

Net assets by class:
Initial Class	$682,104,513
Service Class	288,559,578

Shares outstanding:
Initial Class	26,596,566
Service Class	11,249,427

Net asset value and offering price per share:
Initial Class	$25.65
Service Class	25.65

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$25,135,720
Interest income	16,240
Net income (loss) from securities lending	6,288
Withholding taxes on foreign income	(76,115)

Total investment income	25,082,133

Expenses:
Investment management fees	6,228,999
Distribution and service fees:
Service Class	688,513
Transfer agent costs	13,046
Trustees, CCO and deferred compensation fees	24,765
Audit and tax fees	31,625
Custody fees	74,923
Legal fees	67,985
Printing and shareholder reports fees	53,954
Other	24,842

Total expenses	7,208,652

Net investment income (loss)	17,873,481

Net realized gain (loss) on:
Investments	24,793,314

Net change in unrealized appreciation (depreciation) on:
Investments	98,139,901

Net realized and change in unrealized gain (loss)	122,933,215

Net increase (decrease) in net assets resulting from operations	$140,806,696

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$17,873,481	$20,508,807
Net realized gain (loss)	24,793,314	36,927,345
Net change in unrealized appreciation (depreciation)	98,139,901	62,571,355

Net increase (decrease) in net assets resulting from operations	140,806,696	120,007,507

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(14,885,669)	(13,720,324)
Service Class	(5,938,158)	(4,506,810)

Total dividends and/or distributions from net investment income	(20,823,827)	(18,227,134)

Capital share transactions:
Proceeds from shares sold:
Initial Class	44,618,725	11,546,861
Service Class	20,954,906	49,853,714

	65,573,631	61,400,575

Dividends and/or distributions reinvested:
Initial Class	14,885,669	13,720,324
Service Class	5,938,158	4,506,810

	20,823,827	18,227,134

Cost of shares redeemed:
Initial Class	(115,331,637)	(85,740,815)
Service Class	(38,780,379)	(26,254,880)

	(154,112,016)	(111,995,695)

Net increase (decrease) in net assets resulting from capital share transactions	(67,714,558)	(32,367,986)

Net increase (decrease) in net assets	52,268,311	69,412,387

Net assets:
Beginning of year	918,395,780	848,983,393

End of year	$970,664,091	$918,395,780

Undistributed (distributions in excess of) net investment income (loss)	$17,971,418	$20,921,764

Capital share transactions - shares:
Shares issued:
Initial Class	1,893,960	549,481
Service Class	887,821	2,361,985

	2,781,781	2,911,466

Shares reinvested:
Initial Class	639,144	643,844
Service Class	254,638	211,191

	893,782	855,035

Shares redeemed:
Initial Class	(4,885,286)	(4,091,769)
Service Class	(1,618,880)	(1,291,356)

	(6,504,166)	(5,383,125)

Net increase (decrease) in shares outstanding:
Initial Class	(2,352,182)	(2,898,444)
Service Class	(476,421)	1,281,820

	(2,828,603)	(1,616,624)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$22.58		$20.07		$21.24	$19.19	$15.08

Investment operations:
Net investment income (loss) (A)	0.49		0.51	(B)	0.43	0.36	0.29
Net realized and unrealized gain (loss)	3.16		2.46		(1.20)	1.96	4.23

Total investment operations	3.65		2.97		(0.77)	2.32	4.52

Dividends and/or distributions to shareholders:
Net investment income	(0.58)		(0.46)		(0.40)	(0.27)	(0.41)

Net asset value, end of year	$25.65		$22.58		$20.07	$21.24	$19.19

Total return (C)	16.43	% (D)	14.91%		(3.59)%	12.17%	30.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$682,104		$653,533		$639,203	$787,329	$727,690
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.71%		0.71%		0.71%	0.71%	0.76%
Including waiver and/or reimbursement and recapture	0.71%		0.70	%(B)	0.71%	0.71%	0.76%
Net investment income (loss) to average net assets	2.02%		2.45	%(B)	2.08%	1.80%	1.64%
Portfolio turnover rate	11%		11%		9%	14%	100%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$22.59		$20.09		$21.26	$19.22	$15.11

Investment operations:
Net investment income (loss) (A)	0.43		0.46	(B)	0.38	0.31	0.24
Net realized and unrealized gain (loss)	3.16		2.45		(1.20)	1.97	4.24

Total investment operations	3.59		2.91		(0.82)	2.28	4.48

Dividends and/or distributions to shareholders:
Net investment income	(0.53)		(0.41)		(0.35)	(0.24)	(0.37)

Net asset value, end of year	$25.65		$22.59		$20.09	$21.26	$19.22

Total return (C)	16.13	% (D)	14.59%		(3.83)%	11.94%	29.93%

Ratio and supplemental data:
Net assets end of year (000’s)	$288,560		$264,863		$209,780	$223,038	$150,270
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%		0.96%		0.96%	0.96%	1.01%
Including waiver and/or reimbursement and recapture	0.96%		0.95	%(B)	0.96%	0.96%	1.01%
Net investment income (loss) to average net assets	1.77%		2.21	%(B)	1.83%	1.54%	1.41%
Portfolio turnover rate	11%		11%		9%	14%	100%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Total return reflects certain litigation payments received by the Portfolio in the year. Had these payments not occurred, the total return would be 0.15% lower.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $34,518.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2017. No individual fund has a significant holding in the Navigator.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.78%
Over $200 million up to $500 million	0.68%
Over $500 million	0.63%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.85%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	93.38%	93.38%
Service Class	2	82.52%	82.52%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 103,473,127	$ —	$ 154,228,672	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to adjustments to prior period accumulated balances and expired capital losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (127,162,247)	$ —	$ 127,162,247

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 723,566,951	$ 264,615,422	$ (17,184,335)	$ 247,431,087

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,
2018
$ 7,657,113

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $151,955,570.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,823,827	$ —	$ —	$ 18,227,134	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,971,418	$ —	$ (7,657,113)	$ —	$ —	$ 247,431,087

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Barrow Hanley Dividend Focused VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Barrow Hanley Dividend Focused VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Barrow Hanley Dividend Focused VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), sub-adviser to Transamerica Barrow Hanley Dividend Focused VP, and Thompson, Siegel & Walmsley LLC (“TSW”), sub-adviser to Transamerica TS&W International Equity VP and Transamerica Small/Mid Cap Value VP (together with Transamerica Barrow Hanley Dividend Focused VP, each a “Portfolio” and collectively, the “Portfolios,” each Portfolio being a series of Transamerica Series Trust), are each subsidiaries of OM Asset Management plc (“OMAM”). OMAM is a multi-boutique asset management company that operates its business through affiliate investment firms, including Barrow Hanley and TSW. In the second tranche of a two tranche transaction, Old Mutual plc, OMAM’s parent company, would sell a minority interest in OMAM to HNA Capital US (the “Old Mutual Transaction”). It was determined that the Old Mutual Transaction may constitute an “assignment” under Section 15 of the Investment Company Act of 1940, and would therefore result in the automatic termination of the current sub-advisory agreements with Barrow Hanley and TS&W. Accordingly, at a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on September 13-14, 2017, the Board considered the approval of new sub-investment advisory agreements with respect to the applicable Portfolios between TAM and Barrow Hanley and between TAM and TSW (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).

Following its review and consideration, the Board determined that the terms of each proposed New Sub-Advisory Agreement were reasonable and that the approval of each of the New Sub-Advisory Agreements was in the best interests of each applicable Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Prior to reaching their decision, the Board Members requested and received from TAM, Barrow Hanley and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In their deliberations, the Independent Board Members met privately without representatives of TAM, Barrow Hanley and TSW present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Among other matters, the Board Members considered:

(a)        that Barrow Hanley and TSW would each remain the sub-advisers to the respective Portfolios and that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Barrow Hanley or TSW to each applicable Portfolio and its investors, including compliance services;

(b)        that Barrow Hanley and TSW expect to retain the same investment processes, key personnel and support systems following the Old Mutual Transaction;

(c)        that Barrow Hanley and TSW are experienced and respected asset management firms and TAM believes that they will each continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on an assessment of Barrow Hanley and TSW, investment personnel, and the sub-advisory services Barrow Hanley and TSW each currently provide to the respective Portfolios; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Barrow Hanley or TSW.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM, Barrow Hanley and TSW regarding the operations, facilities, organization and personnel of each sub-adviser, as well as the sub-advisory services provided by each Barrow Hanley and TSW under their current sub-advisory agreements. The Board Members noted that no changes were being proposed to the Portfolios’ principal investment strategies. The Board Members considered that TAM, Barrow Hanley and TSW have each advised the Board Members that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to each applicable Portfolio and its investors, including compliance services. The Board Members considered that Barrow Hanley and TSW are experienced and respected asset management firms and that no changes to the services of Barrow Hanley and TSW are expected to

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

occur once the Old Mutual Transaction is completed. In addition, the Board noted that TAM believes that, following the Old Mutual Transaction, Barrow Hanley and TSW will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on the assessment of Barrow Hanley and TSW, their investment talent and the sub-advisory services currently being provided by both Barrow Hanley and TSW to the Portfolios.

The Board Members noted the past performance, investment management experience, capabilities and resources of Barrow Hanley and TSW. Further, they also noted that it is expected that, after the Old Mutual Transaction, the current portfolio managers and their respective investment teams will continue to sub-advise each applicable Portfolio by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members concluded that Barrow Hanley and TSW are both capable of providing sub-advisory services to the Portfolios that are appropriate in scope and extent in light of the proposed investment programs for each Portfolio.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements noting that the proposed sub-advisory fee schedules payable by TAM to Barrow Hanley and TSW are the same as the fee schedules in the current sub-advisory agreements. The Board Members noted that the management fee schedules for the Portfolios would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Barrow Hanley and TSW under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

It was noted that the Boards reviewed estimated profitability under the current sub-advisory agreements in June of 2017 for both Barrow Hanley and TSW, and would consider their estimated profitability under the New Sub-Advisory Agreements in June of 2018 in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Barrow Hanley and to TSW in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Barrow Hanley and TSW from their relationships with the Portfolios. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Barrow Hanley or TSW, and that Barrow Hanley and TSW may each engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of each applicable Portfolio and its investors and unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

MARKET ENVIRONMENT

Despite political uncertainties around the globe, equity markets posted spectacular returns in 2017 with the S&P 500® and the MSCI World ex USA both posting over 20% returns and the MSCI Emerging Markets Index returning nearly 40%. Stable global growth coupled with easy monetary policy led to many equity markets hitting all-time highs throughout the year.

In the U.S., equity markets continuously hit new highs throughout the year with the monthly volatility of the S&P 500® Index hitting historically low levels. Momentum continued its rally during Q4 but at a slower pace than earlier in the year, and the iShares Edge MSCI USA Momentum Factor ETF (MTUM) finished 2017 up 37.60%. Value and quality regained footing in Q4, with the iShares Edge MSCI USA Value Factor ETF (VLUE) and the iShares Edge MSCI USA Quality Factor ETF (QUAL) up 8.62% and 7.95%, respectively.

In developed international markets, Eurozone growth continued to strengthen, as the European Central Bank revised its gross domestic product forecast for 2018 to 2.3% from 1.3%. In Japan, despite the geopolitical noise, the equity markets measured by the NIKKEI 225 Index hit its highest level during Q4 since 1996 due in large part to the solid victory of Prime Minister Shinzo Abe’s coalition in the parliamentary elections.

Emerging Market stocks, specifically Asian equities, were the main winners in 2017 due to stronger earnings growth, a weaker dollar and easy global monetary policy. Emerging Market stocks posted their best returns since 2009 and outpaced both U.S. and developed international equities. The MSCI Emerging Markets Gross Returns Index finished the quarter up +7.50%, bringing this year’s gains to +37.75%, nearly double that of the S&P 500® Index (up 21.83% in 2017) and nearly 50% higher than MSCI World Ex USA Gross Returns Index (up 24.81% YTD).

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Equity Smart Beta 100 VP, Service Class returned 23.23%. By comparison, its primary and secondary benchmarks, the MSCI USA Index and the Transamerica BlackRock Equity 100 VP Blended Benchmark, returned 21.19%, and 22.69%, respectively.

STRATEGY REVIEW

This fund of funds is composed entirely of smart beta equity exchange-traded funds (“ETFs”). The outperformance of the Portfolio was predominantly driven by the exposure to momentum-, quality- and value-oriented strategies. This was offset by the exposure to smaller companies as well as the lower beta positioning achieved through minimum volatility exposures. The overall lower volatility and the strong rally in the global equity markets led to underperformance from the minimum volatility funds.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide the potential for excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S. only the minimum volatility exposure. Specific strategies in the Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earning and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a six- and 12-month period.

•	Value, which favors companies with cheaper valuations relative to their fundamentals.

•	Size, which favors companies with smaller capitalization.

•	Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The underlying ETFs are designed to capture long-term risk premia. Our goal is to monitor these Underlying ETFs for risk, but not to adjust on an ad-hoc basis or take short-term views on these Underlying ETFs.

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	74.9%
International Equity Funds	25.0
Net Other Assets (Liabilities)	0.1
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	23.23%	16.09%	03/21/2016
MSCI USA Index (A)	21.19%	17.91%
Transamerica BlackRock Equity Smart Beta 100 VP Blended Benchmark (B) (C)	22.69%	17.89%

(A) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(B) The Transamerica BlackRock Equity Smart Beta 100 VP Blended Benchmark is composed of the following benchmarks: 75% MSCI USA Index and 25% MSCI All Country World Index ex-U.S.

(C) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,108.70	$2.98	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 25.0%
iShares Edge MSCI Min Vol EAFE ETF	161,301	$ 11,771,747
iShares Edge MSCI Min Vol Emerging Markets ETF	56,715	3,446,003

		15,217,750

U.S. Equity Funds - 74.9%
iShares Edge MSCI Min Vol USA ETF	186,075	9,821,039
iShares Edge MSCI USA Momentum Factor ETF	96,777	9,980,612
iShares Edge MSCI USA Quality Factor ETF	120,986	10,029,739
iShares Edge MSCI USA Size Factor ETF	69,786	5,852,952
iShares Edge MSCI USA Value Factor ETF	119,753	10,013,746

		45,698,088

Total Exchange-Traded Funds (Cost $52,984,284)		60,915,838

Total Investments (Cost $52,984,284)		60,915,838
Net Other Assets (Liabilities) - 0.1%		68,123

Net Assets - 100.0%		$ 60,983,961

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$60,915,838	$—	$—	$60,915,838

Total Investments	$60,915,838	$—	$—	$60,915,838

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $52,984,284)	$60,915,838
Cash	150,861
Receivables and other assets:
Investments sold	371,337
Dividends	461

Total assets	61,438,497

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,772
Investments purchased	411,188
Investment management fees	11,194
Distribution and service fees	12,756
Transfer agent costs	186
Trustees, CCO and deferred compensation fees	40
Audit and tax fees	14,295
Custody fees	2,036
Legal fees	385
Printing and shareholder reports fees	254
Other	430

Total liabilities	454,536

Net assets	$60,983,961

Net assets consist of:
Capital stock ($0.01 par value)	$47,007
Additional paid-in capital	51,680,865
Undistributed (distributions in excess of) net investment income (loss)	700,610
Accumulated net realized gain (loss)	623,925
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	7,931,554

Net assets	$60,983,961

Shares outstanding	4,700,740

Net asset value and offering price per share	$12.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$983,425

Total investment income	983,425

Expenses:
Investment management fees	138,083
Distribution and service fees	115,069
Transfer agent costs	648
Trustees, CCO and deferred compensation fees	1,076
Audit and tax fees	17,250
Custody fees	11,572
Legal fees	3,258
Printing and shareholder reports fees	956
Other	1,217

Total expenses before waiver and/or reimbursement and recapture	289,129

Expense waived and/or reimbursed	(31,375)

Net expenses	257,754

Net investment income (loss)	725,671

Net realized gain (loss) on:
Unaffiliated investments	646,306

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	8,082,591

Net realized and change in unrealized gain (loss)	8,728,897

Net increase (decrease) in net assets resulting from operations	$9,454,568

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2017	December 31, 2016 (A)
From operations:
Net investment income (loss)	$725,671	$230,346
Net realized gain (loss)	646,306	24,864
Net change in unrealized appreciation (depreciation)	8,082,591	(151,037)

Net increase (decrease) in net assets resulting from operations	9,454,568	104,173

Dividends and/or distributions to shareholders:
Net investment income	(255,459)	—
Net realized gains	(47,245)	—

Total dividends and/or distributions to shareholders	(302,704)	—

Capital share transactions:
Proceeds from shares sold	34,604,061	25,553,779
Dividends and/or distributions reinvested	302,704	—
Cost of shares redeemed	(7,456,812)	(1,275,808)

Net increase (decrease) in net assets resulting from capital share transactions	27,449,953	24,277,971

Net increase (decrease) in net assets	36,601,817	24,382,144

Net assets:
Beginning of period/year	24,382,144	—

End of period/year	$60,983,961	$24,382,144

Undistributed (distributions in excess of) net investment income (loss)	$700,610	$230,398

Capital share transactions - shares:
Shares issued	3,011,689	2,427,990
Shares reinvested	25,675	—
Shares redeemed	(638,966)	(125,648)

Net increase (decrease) in shares outstanding	2,398,398	2,302,342

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$10.59	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.19	0.35
Net realized and unrealized gain (loss)	2.26	0.24	(D)

Total investment operations	2.45	0.59

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	—
Net realized gains	(0.01)	—

Total dividends and/or distributions to shareholders	(0.07)	—

Net asset value, end of period/year	$12.97	$10.59

Total return (E)	23.23%	5.90	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$60,984	$24,382
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.63%	1.18	%(H)
Including waiver and/or reimbursement and recapture	0.56%	0.56	%(H)
Net investment income (loss) to average net assets (C)	1.58%	4.31	%(H)
Portfolio turnover rate (I)	16%	20	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit		Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56	% (A)	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.31%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years		Total
2016	2017
$ 30,548	$ 8,361	$ 38,909

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 35,059,286	$ 7,224,749

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 53,028,463	$ 7,887,375	$ —	$ 7,887,375

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 302,704	$ —	$ —	$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 825,008	$ 543,706	$ —	$ —	$ —	$ 7,887,375

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Equity Smart Beta 100 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Equity Smart Beta 100 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Equity Smart Beta 100 VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Equity Smart Beta 100 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 283,788	$ 31,526

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

MARKET ENVIRONMENT

For US investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the US dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P 400 Midcap 16.23%, and the S&P Small Cap 600® 13.15%. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings ratio of the S&P 500 finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, Service Class returned 12.51%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark, returned 24.08%, and 13.75%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP seeks to invest at least 80% of its net assets in Transamerica BlackRock Global Allocation VP, a highly-diversified global portfolio that utilizes U.S. and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Additionally, the Portfolio employs the Milliman Managed Risk Strategy™, a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio underperformed its benchmark in 2017 due to cash drag and underperformance of the underlying holding relative to the benchmark. Throughout the year, markets exhibited a low level of volatility, which allowed the Portfolio to stay invested at close to a 95% allocation, with a 5% cash balance. A 5% allocation to cash is a standard component of the Portfolio’s strategy, and it is expected to be a source of underperformance during rising markets.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	95.3%
Repurchase Agreement	4.7
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	12.51%	2.57%	11/10/2014
FTSE World Index (A)	24.08%	9.55%
Transamerica BlackRock Global Allocation Managed Risk - Balanced VP Blended Benchmark (B) (C) (D) (E) (F)	13.75%	5.65%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Balanced VP Blended Benchmark is composed of the following benchmarks: 30% S&P 500®, 20% FTSE World Index ex-U.S., 30% BofA Merrill Lynch Current 5-Year U.S. Treasury Index and 20% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,052.40	$2.95	$1,022.30	$2.91	0.57%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invest. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANY - 95.3%
International Mixed Allocation Fund - 95.3%
Transamerica Blackrock Global Allocation VP (A)	20,956,251	$ 198,036,568

Total Investment Company (Cost $193,299,779)		198,036,568

	Principal	Value
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $9,794,058 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2018, and with a value of $9,992,777.	$ 9,793,471	9,793,471

Total Repurchase Agreement (Cost $9,793,471)		9,793,471

Total Investments (Cost $203,093,250)		207,830,039
Net Other Assets (Liabilities) - (0.0)% (C)		(65,089)

Net Assets - 100.0%		$ 207,764,950

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$198,036,568	$—	$—	$198,036,568
Repurchase Agreement	—	9,793,471	—	9,793,471

Total Investments	$198,036,568	$9,793,471	$—	$207,830,039

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2017.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $193,299,779)	$198,036,568
Repurchase agreement, at value (cost $9,793,471)	9,793,471
Cash collateral pledged at broker:
Futures contracts	37
Receivables and other assets:
Shares of beneficial interest sold	54,395
Interest	441

Total assets	207,884,912

Liabilities:
Due to custodian	483
Payables and other liabilities:
Shares of beneficial interest redeemed	595
Investment management fees	48,759
Distribution and service fees	43,682
Transfer agent costs	700
Trustees, CCO and deferred compensation fees	132
Audit and tax fees	14,867
Custody fees	1,637
Legal fees	1,919
Printing and shareholder reports fees	5,977
Other	1,211

Total liabilities	119,962

Net assets	$207,764,950

Net assets consist of:
Capital stock ($0.01 par value)	$210,264
Additional paid-in capital	205,165,768
Undistributed (distributions in excess of) net investment income (loss)	2,667,819
Accumulated net realized gain (loss)	(5,015,690)
Net unrealized appreciation (depreciation) on:
Affiliated investments	4,736,789

Net assets	$207,764,950

Shares outstanding	21,026,445

Net asset value and offering price per share	$9.88

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$3,798,766
Interest income from unaffiliated investments	10,638

Total investment income	3,809,404

Expenses:
Investment management fees	536,207
Distribution and service fees	478,757
Transfer agent costs	2,722
Trustees, CCO and deferred compensation fees	5,235
Audit and tax fees	19,080
Custody fees	3,606
Legal fees	13,760
Printing and shareholder reports fees	10,669
Registration fees	2,391
Other	4,291

Total expenses before waiver and/or reimbursement and recapture	1,076,718

Expense waived and/or reimbursed	(6,762)
Recapture of previously waived and/or reimbursed fees	21,610

Net expenses	1,091,566

Net investment income (loss)	2,717,838

Net realized gain (loss) on:
Foreign currency transactions	1

Net realized gain (loss)	1

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	19,401,117

Net realized and change in unrealized gain (loss)	19,401,118

Net increase (decrease) in net assets resulting from operations	$22,118,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$2,717,838	$1,215,000
Net realized gain (loss)	1	(5,076,406)
Net change in unrealized appreciation (depreciation)	19,401,117	5,193,585

Net increase (decrease) in net assets resulting from operations	22,118,956	1,332,179

Dividends and/or distributions to shareholders:
Net investment income	(1,296,982)	(3,095,366)
Net realized gains	—	(10,317,887)

Total dividends and/or distributions to shareholders	(1,296,982)	(13,413,253)

Capital share transactions:
Proceeds from shares sold	31,984,501	50,267,622
Dividends and/or distributions reinvested	1,296,982	13,413,253
Cost of shares redeemed	(15,764,342)	(13,601,449)

Net increase (decrease) in net assets resulting from capital share transactions	17,517,141	50,079,426

Net increase (decrease) in net assets	38,339,115	37,998,352

Net assets:
Beginning of year	169,425,835	131,427,483

End of year	$207,764,950	$169,425,835

Undistributed (distributions in excess of) net investment income (loss)	$2,667,819	$1,246,962

Capital share transactions - shares:
Shares issued	3,417,306	5,427,164
Shares reinvested	136,668	1,515,622
Shares redeemed	(1,683,908)	(1,497,812)

Net increase (decrease) in shares outstanding	1,870,066	5,444,974

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014(A)
Net asset value, beginning of period/year	$8.84	$9.59		$9.93	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.13	0.07	(D)	0.41	(0.01)
Net realized and unrealized gain (loss)	0.97	(0.03	)(E)	(0.75)	(0.06)

Total investment operations	1.10	0.04		(0.34)	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.18)		—	—
Net realized gains	—	(0.61)		—	—

Total dividends and/or distributions to shareholders	(0.06)	(0.79)		—	—

Net asset value, end of period/year	$9.88	$8.84		$9.59	$9.93

Total return (F)	12.51%	0.37%		(3.42)%	(0.70	)%(G)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$207,765	$169,426		$131,427	$9,811
Expenses to average net assets (H)
Excluding waiver and/or reimbursement and recapture	0.56%	0.59%		0.60%	2.31	%(I)
Including waiver and/or reimbursement and recapture	0.57%	0.57	%(D)	0.57%	0.57	%(I)
Net investment income (loss) to average net assets (C)	1.42%	0.79	%(D)	4.16%	(0.57	)%(I)
Portfolio turnover rate (J)	—%	—%		—%	—	%(G)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(F)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(G)	Not annualized.
(H)	Does not include expenses of the underlying funds in which the Portfolio invests.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	95.26%

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2017
First $2 billion	0.28%
Over $2 billion up to $4 billion	0.27%
Over $4 billion up to $6 billion	0.25%
Over $6 billion up to $8 billion	0.24%
Over $8 billion up to $10 billion	0.23%
Over $10 billion	0.22%
Prior to August 1, 2017
First $5 billion	0.28%
Over $5 billion up to $10 billion	0.27%
Over 10 billion	0.22%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.32%	May 1, 2018
Service Class	0.57%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.32%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	2017	Total
$ 9,871	$ 33,297	$ 6,762	$ 49,930

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
1	95.46%	95.46%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 13,129,426	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1	$ (1)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 203,093,250	$ 4,736,789	$ —	$ 4,736,789

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 2,500,738	$ 2,514,952

During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,296,982	$ —	$ —	$ 3,095,391	$ 10,317,862	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,667,819	$ —	$ (5,015,690)	$ —	$ —	$ 4,736,789

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 10, 2014 (commencement of Operations) through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Balanced VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from November 10, 2014 (commencement of Operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk –  Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

MARKET ENVIRONMENT

For US investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the US dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P MidCap 400® generating a 16.23% return, and the S&P Small Cap 600® generating a 13.15% return. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years. The Sharpe Ratio is a measure of the excess return (return over cash) per unit of risk (standard deviation) in an investment strategy.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings ratio of the S&P 500® finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Global Allocation Managed Risk – Growth VP, Service Class returned 17.87%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark, returned 24.08%, and 17.66%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Global Allocation Managed Risk – Growth VP seeks to invest at least 80% of its net assets in Transamerica Blackrock Global Allocation VP, a highly-diversified global portfolio that utilizes U.S. and foreign equity securities, debt and money market securities, the combination of which may be varied from time to time both with respect to types of securities and markets in response to changing market and economic trends.

Additionally, the Portfolio employs the Milliman Managed Risk Strategy™ (“MMRS”), a dynamic derivatives overlay strategy that aims to manage volatility and guard against severe, sustained market declines. The strategy seeks to reshape the return distribution for a given portfolio by providing an asymmetric reduction of upside and downside exposure. Additionally, during calm rising markets, the MMRS seeks to increase the Portfolio’s exposure to equities by up to 25%. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries.

The Portfolio has performed similarly to its benchmark during 2017. Throughout the year, markets exhibited a low level of volatility, which allowed the Portfolio to stay invested at close to a 95% allocation, with a 5% cash balance, and an average net long equity futures position of 24.71%.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
International Mixed Allocation Fund	94.1%
Repurchase Agreement	4.7
Net Other Assets (Liabilities) ^	1.2
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	17.87%	3.22%	11/10/2014
FTSE World Index (A)	24.08%	9.55%
Transamerica BlackRock Global Allocation Managed Risk - Growth VP Blended Benchmark (B) (C) (D) (E) (F)	17.66%	7.36%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation Managed Risk – Growth VP Blended Benchmark is composed of the following benchmarks: 42% S&P 500®, 28% FTSE World Index ex-U.S., 18% BofA Merrill Lynch Current 5-Year U.S. Treasury Index and 12% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

(E) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(F) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S, and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The model used to manage a portfolio’s assets provides no assurance that the recommended allocation will either maximize returns or minimize risks. The Portfolio is subject to all of the principal risks of the underlying portfolio.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,077.70	$3.14	$1,022.20	$3.06	0.61%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANY - 94.1%
International Mixed Allocation Fund - 94.1%
Transamerica Blackrock Global Allocation VP (A)	21,754,127	$ 205,576,497

Total Investment Company (Cost $202,421,481)		205,576,497

	Principal	Value
REPURCHASE AGREEMENT - 4.7%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $10,182,885 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2018, and with a value of $10,386,900.	$ 10,182,274	10,182,274

Total Repurchase Agreement (Cost $10,182,274)		10,182,274

Total Investments (Cost $212,603,755)		215,758,771
Net Other Assets (Liabilities) - 1.2%		2,714,710

Net Assets - 100.0%		$ 218,473,481

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EUR Currency	Long	74	03/19/2018	$10,935,871	$11,169,837	$233,966	$—
EURO STOXX 50®	Long	232	03/16/2018	9,968,419	9,723,291	—	(245,128)
FTSE 100 Index	Long	25	03/16/2018	2,493,239	2,578,113	84,874	—
GBP Currency	Long	34	03/19/2018	2,845,828	2,880,863	35,035	—
JPY Currency	Long	65	03/19/2018	7,199,977	7,242,625	42,648	—
MSCI Emerging Markets	Long	74	03/16/2018	4,132,585	4,305,690	173,105	—
Nikkei 225	Long	38	03/08/2018	7,591,331	7,672,509	81,178	—
Russell 2000® E-Mini	Long	6	03/16/2018	457,145	460,950	3,805	—
S&P 500® E-Mini	Long	202	03/16/2018	26,693,177	27,027,600	334,423	—
S&P Midcap 400® E-Mini	Long	12	03/16/2018	2,264,889	2,282,880	17,991	—

Total						$1,007,025	$(245,128)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Company	$205,576,497	$—	$—	$205,576,497
Repurchase Agreement	—	10,182,274	—	10,182,274

Total Investments	$205,576,497	$10,182,274	$—	$215,758,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (D)	$1,007,025	$—	$—	$1,007,025

Total Other Financial Instruments	$1,007,025	$—	$—	$1,007,025

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(245,128)	$—	$—	$(245,128)

Total Other Financial Instruments	$(245,128)	$—	$—	$(245,128)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(B)	Rate disclosed reflects the yield at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen

PORTFOLIO ABBREVIATIONS:

FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $202,421,481)	$205,576,497
Repurchase agreement, at value (cost $10,182,274)	10,182,274
Cash collateral pledged at broker:
Futures contracts	2,529,456
Receivables and other assets:
Shares of beneficial interest sold	353,480
Interest	458

Total assets	218,642,165

Liabilities:
Due to custodian	48
Payables and other liabilities:
Investment management fees	55,943
Distribution and service fees	45,604
Transfer agent costs	681
Trustees, CCO and deferred compensation fees	146
Audit and tax fees	14,829
Custody fees	3,595
Legal fees	1,869
Printing and shareholder reports fees	7,324
Variation margin payable on futures contracts	37,431
Other	1,214

Total liabilities	168,684

Net assets	$218,473,481

Net assets consist of:
Capital stock ($0.01 par value)	$215,636
Additional paid-in capital	211,472,277
Undistributed (distributions in excess of) net investment income (loss)	2,627,815
Accumulated net realized gain (loss)	319,171
Net unrealized appreciation (depreciation) on:
Affiliated investments	3,155,016
Futures contracts	761,897
Translation of assets and liabilities denominated in foreign currencies	(78,331)

Net assets	$218,473,481

Shares outstanding	21,563,558

Net asset value and offering price per share	$10.13

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$3,714,719
Interest income from unaffiliated investments	9,395

Total investment income	3,724,114

Expenses:
Investment management fees	568,742
Distribution and service fees	473,952
Transfer agent costs	2,652
Trustees, CCO and deferred compensation fees	5,201
Audit and tax fees	18,944
Custody fees	12,384
Legal fees	13,315
Printing and shareholder reports fees	11,984
Registration fees	1,093
Other	20,490

Total expenses before waiver and/or reimbursement and recapture	1,128,757

Expense waived and/or reimbursed	(8,539)
Recapture of previously waived and/or reimbursed fees	33,572

Net expenses	1,153,790

Net investment income (loss)	2,570,324

Net realized gain (loss) on:
Unaffiliated investments	(1,027,672)
Futures contracts	8,434,265
Foreign currency transactions	107,875

Net realized gain (loss)	7,514,468

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	20,227,539
Futures contracts	825,370
Translation of assets and liabilities denominated in foreign currencies	(382,718)

Net change in unrealized appreciation (depreciation)	20,670,191

Net realized and change in unrealized gain (loss)	28,184,659

Net increase (decrease) in net assets resulting from operations	$30,754,983

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$2,570,324	$1,209,094
Net realized gain (loss)	7,514,468	(7,224,887)
Net change in unrealized appreciation (depreciation)	20,670,191	6,339,604

Net increase (decrease) in net assets resulting from operations	30,754,983	323,811

Dividends and/or distributions to shareholders:
Net investment income	(1,230,295)	(3,558,000)
Net realized gains	—	(9,968,759)

Total dividends and/or distributions to shareholders	(1,230,295)	(13,526,759)

Capital share transactions:
Proceeds from shares sold	30,316,217	33,872,482
Dividends and/or distributions reinvested	1,230,295	13,526,759
Cost of shares redeemed	(18,414,073)	(13,533,570)

Net increase (decrease) in net assets resulting from capital share transactions	13,132,439	33,865,671

Net increase (decrease) in net assets	42,657,127	20,662,723

Net assets:
Beginning of year	175,816,354	155,153,631

End of year	$218,473,481	$175,816,354

Undistributed (distributions in excess of) net investment income (loss)	$2,627,815	$1,179,911

Capital share transactions - shares:
Shares issued	3,156,322	3,746,390
Shares reinvested	129,233	1,561,981
Shares redeemed	(2,037,357)	(1,520,771)

Net increase (decrease) in shares outstanding	1,248,198	3,787,600

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014 (A)
Net asset value, beginning of period/year	$8.65		$9.39		$9.89	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.13		0.06	(D)	0.39	(0.01)
Net realized and unrealized gain (loss)	1.41		(0.08)		(0.89)	(0.10)

Total investment operations	1.54		(0.02)		(0.50)	(0.11)

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.19)		—	—
Net realized gains	—		(0.53)		—	—

Total dividends and/or distributions to shareholders	(0.06)		(0.72)		—	—

Net asset value, end of period/year	$10.13		$8.65		$9.39	$9.89

Total return (E)	17.87%		(0.19)%		(5.06)%	(1.10	)%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$218,473		$175,816		$155,154	$10,960
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.60%		0.63%		0.63%	2.31	%(H)
Including waiver and/or reimbursement and recapture	0.61	%(I)	0.61	%(D)	0.60%	0.60	%(H)
Net investment income (loss) to average net assets (C)	1.36%		0.72	%(D)	4.01%	(0.60	)%(H)
Portfolio turnover rate (J)	4%		2%		—%	—	%(F)

(A)	Commenced operations on November 10, 2014.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Includes interest fee on cash at broker transactions, representing 0.01% of average net assets.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$311,649	$695,376	$—	$—	$1,007,025
Total	$—	$311,649	$695,376	$—	$—	$1,007,025

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(245,128)	$—	$—	$(245,128)
Total	$—	$—	$(245,128)	$—	$—	$(245,128)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$995,557	$7,438,708	$—	$—	$8,434,265
Total	$—	$995,557	$7,438,708	$—	$—	$8,434,265

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$566,642	$258,728	$—	$—	$825,370
Total	$—	$566,642	$258,728	$—	$—	$825,370

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
11,578,672	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. INVESTMENT CONCENTRATION

Throughout the year, the Portfolio can have investments that account for a significant percentage of the Portfolio’s total assets. As of December 31, 2017, the most recent financial statements are included within this report for the following investments:

Investment	Percentage of Total Assets
Transamerica BlackRock Global Allocation VP	94.01%

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2017
First $2 billion	0.30%
Over $2 billion up to $4 billion	0.29%
Over $4 billion up to $6 billion	0.27%
Over $6 billion up to $8 billion	0.26%
Over $8 billion up to $10 billion	0.25%
Over $10 billion	0.24%
Prior to August 1, 2017
First $5 billion	0.30%
Over $5 billion up to $10 billion	0.29%
Over $10 billion	0.24%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees3 and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.35%	May 1, 2018
Service Class	0.60%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangements with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	2017	Total
$ 1,968	$ 34,809	$ 8,539	$ 45,316

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	95.48%	95.48%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 22,092,220	$ 7,033,505

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts mark to market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 107,875	$ (107,875)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 213,283,082	$ 2,556,868	$ —	$ 2,556,868

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $6,704,435.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,230,295	$ —	$ —	$ 3,558,645	$ 9,968,114	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,969,104	$ 337,928	$ —	$ —	$ —	$ 2,478,536

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation Managed Risk – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation Managed Risk – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from November 10, 2014 (commencement of operations)_through December 31, 2014 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation Managed Risk – Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial for each of the three years in the period then ended and the period from November 10, 2014 (commencement of operations) through December 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation Managed Risk – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

(unaudited)

MARKET ENVIRONMENT

In 2017, the market environment continued to be characterized by relatively slow growth and low inflation, but for the first time since 2010, we witnessed a synchronized global recovery in which all of the major economic regions were expanding simultaneously. Growth expectations and global earnings broadly improved and markets remained relatively tranquil despite ongoing geopolitical turbulence. The combination of these factors led to a further extension of the longest equity bull market of the current century.

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Global Allocation VP, Service Class returned 13.49%. By comparison, its primary and secondary benchmarks, the FTSE World Index and the Transamerica BlackRock Global Allocation VP Blended Benchmark, returned 24.08% and 15.69%, respectively.

STRATEGY REVIEW

From a sector perspective, stock selection within consumer discretionary contributed to returns. Stock selection within utilities, energy and telecom were additive, but were partially offset by an overweight to the sectors. An underweight to consumer staples positively contributed to performance, but was partially offset by stock selection. More broadly, the Portfolio benefited from an underweight to fixed income as well as an overweight to credit.

Within equities, being overweight to Japan and underweight the United States detracted from performance. From a sector perspective, an underweight and stock selection in information technology weighed on returns, as did stock selection within industrials, financials, and healthcare. Exposure to commodity-related securities and cash and cash equivalents detracted. Currency management, notably an overweight to the U.S. dollar and an underweight to the euro negatively impacted returns.

From the beginning to the end of the period, the Portfolio’s overall equity allocation increased from 56% to 62% of net assets. Within equities, the Portfolio increased exposure to the U.S. and Europe, and decreased exposure to Japan. From a sector perspective, the Portfolio increased exposure to information technology, energy, materials, utilities, telecom, and consumer discretionary, and decreased exposure to financials, industrials, real estate, and healthcare. From the beginning to the end of the period, the Portfolio’s allocation to fixed income increased from 24% to 29% of net assets. Within fixed income, the Portfolio increased exposure to government bonds and decreased exposure to corporate bonds and convertibles. From the beginning to the end of the period, the Portfolio’s allocation to commodity-related securities increased from 3% to 4% of net assets.

Reflecting the above changes, from the beginning to the end of the period, the Portfolio’s cash equivalents decreased from 17% to 5% of net assets. Over the 12-month period, the Portfolio’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments. In addition, the Portfolio’s cash position helped keep overall portfolio duration (sensitivity to interest rates) relatively low.

The possible combination of faster nominal growth and high relative profit yields lead us to continue to favor equities over fixed income. Within equities, we maintain a preference for Europe, Japan, and select emerging markets where valuations look less challenged. Within fixed income, while we believe that U.S. Treasuries will offer some downside protection if equity market volatility rises, many other segments of the bond market look increasingly stretched on a valuation basis. We view commodity-related securities as both a diversifier and a potential hedge against deterioration in global growth.

As of December 31, 2017, as compared to its benchmark, the Portfolio was overweight equities, commodity-related securities, and cash, and was underweight fixed income. Within equities, the Portfolio was overweight Japan and Europe, and underweight the U.S. Within Europe, the Portfolio was overweight the Netherlands and France, and underweight Ireland. From a sector perspective, the Portfolio was overweight energy, consumer discretionary, telecom, information technology, utilities, and materials, and underweight financials, consumer staples, industrials, and healthcare. Within fixed income, the Portfolio was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Portfolio was overweight the U.S. dollar, Indian rupee, and Brazilian real, and underweight the Canadian dollar and British pound sterling.

During the period, the Portfolio utilized derivatives. These positions detracted from performance.

Dan Chamby, CFA

Russ Koesterich, CFA

David Clayton, CFA

Kent Hogshire, CFA

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	53.1%
U.S. Government Obligations	15.0
Short-Term U.S. Government Obligations	12.0
Securities Lending Collateral	11.4
Foreign Government Obligations	9.3
Exchange-Traded Funds	3.8
Corporate Debt Securities	3.7
Convertible Preferred Stocks	1.0
Preferred Stocks	0.5
Repurchase Agreement	0.4
Convertible Bonds	0.4
Loan Assignments	0.3
Master Limited Partnership	0.1
Warrants	0.0 *
Net Other Assets (Liabilities) ^	(11.0)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	13.75%	6.69%	4.94%	05/01/2011
Service Class	13.49%	6.42%	7.86%	05/01/2009
FTSE World Index (A)	24.08%	11.67%	13.01%
Transamerica BlackRock Global Allocation VP Blended Benchmark (B) (C) (D) (E) (F)	15.69%	7.59%	9.29%

(A) The FTSE World Index is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets.

(B) The Transamerica BlackRock Global Allocation VP Blended Benchmark is composed of the following benchmarks: 36% S&P 500®, 24% FTSE World Index ex-U.S., 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index, and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

(C) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(D) The BofA Merrill Lynch Current 5-Year U.S. Treasury Index is a one security index comprised of the most recently issued 5-year U.S. treasury note.

(E) The Citigroup Non-U.S. Dollar World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds issued by governments outside the U.S., and is comprised of sovereign debt from 22 countries that is denominated in a variety of currencies.

(F) The FTSE World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid-cap stocks, providing coverage of developed and advanced emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,058.80	$4.10	$1,021.20	$4.02	0.79%
Service Class	1,000.00	1,057.70	5.45	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
CONVERTIBLE BONDS - 0.4%
India - 0.0% (A)
REI Agro, Ltd.
5.50%, 11/13/2014 (B) (C) (D) (E)	$ 259,000	$ 883
5.50%, 11/13/2014 (B) (C) (E) (F)	697,000	2,377

		3,260

Jersey, Channel Islands - 0.1%
Dana Gas Sukuk, Ltd. 7.00%, 10/31/2017 (E) (F) (G)	2,109,340	1,729,659

Netherlands - 0.2%
Bayer Capital Corp. BV 5.63%, 11/22/2019 (F)	EUR 2,900,000	3,910,368
Bio City Development Co. BV 8.00%, 07/06/2018 (B) (C) (E) (F) (H) (I)	$ 2,400,000	628,560

		4,538,928

Singapore - 0.1%
CapitaLand, Ltd. 1.95%, 10/17/2023 (F)	SGD 1,250,000	941,624

Total Convertible Bonds (Cost $8,551,005)		7,213,471

CORPORATE DEBT SECURITIES - 3.7%
Australia - 0.1%
Quintis, Ltd. 8.75%, 08/01/2023 (E) (F) (J)	$ 4,546,000	3,182,200

Cayman Islands - 0.0% (A)
Odebrecht Finance, Ltd. 4.38%, 04/25/2025 (F)	929,000	274,055

Chile - 0.0% (A)
Inversiones Alsacia SA 8.00%, 12/31/2018 (E) (F) (G)	954,938	23,874

France - 0.1%
Danone SA 2.59%, 11/02/2023 (F)	1,507,000	1,469,636

Italy - 0.1%
Telecom Italia SpA 5.30%, 05/30/2024 (F)	1,366,000	1,458,205

Luxembourg - 0.1%
Allergan Funding SCS 3.45%, 03/15/2022	1,336,000	1,357,448
Intelsat Jackson Holdings SA
7.50%, 04/01/2021	1,193,000	1,085,630
8.00%, 02/15/2024 (F)	390,000	410,475

		2,853,553

Mexico - 0.3%
Petroleos Mexicanos
4.63%, 09/21/2023	3,505,000	3,605,769
3-Month LIBOR + 3.65%, 5.19% (K), 03/11/2022 (F)	1,495,000	1,641,499
Trust F/1401 5.25%, 12/15/2024 (F)	543,000	576,259

		5,823,527

Netherlands - 0.2%
Cooperatieve Rabobank UA 3.95%, 11/09/2022	353,000	368,037
ING Groep NV
Fixed until 04/16/2020, 6.00% (K), 04/16/2020 (L)	795,000	824,018

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Petrobras Global Finance BV
6.13%, 01/17/2022	$ 1,320,000	$ 1,400,850
7.38%, 01/17/2027	1,540,000	1,695,540

		4,288,445

Switzerland - 0.1%
UBS Group Funding Switzerland AG 4.13%, 09/24/2025 (F)	965,000	1,012,723

United Kingdom - 0.3%
HSBC Holdings PLC
Fixed until 09/17/2024, 6.38% (K), 09/17/2024 (L)	2,707,000	2,882,955
Lloyds Bank PLC
Fixed until 01/22/2029, 13.00% (K), 01/21/2029, MTN (L)	GBP 1,289,000	3,260,535

		6,143,490

United States - 2.4%
Activision Blizzard, Inc. 2.30%, 09/15/2021	$ 360,000	355,275
Ally Financial, Inc. 3.50%, 01/27/2019	891,000	895,455
American Express Co.
Fixed until 03/15/2020, 4.90% (K), 03/15/2020 (J) (L)	913,000	931,260
Apple, Inc.
3.20%, 05/11/2027	2,330,000	2,359,592
3.35%, 02/09/2027	2,434,000	2,493,325
AT&T, Inc.
2.85%, 02/14/2023	2,125,000	2,133,426
3.00%, 06/30/2022	2,182,000	2,185,876
3.40%, 08/14/2024	3,845,000	3,864,741
4.45%, 04/01/2024	350,000	370,234
Bank of America Corp.
3.30%, 01/11/2023, MTN	1,553,000	1,588,719
4.00%, 01/22/2025, MTN	743,000	772,989
Becton Dickinson and Co.
2.89%, 06/06/2022	1,110,000	1,103,057
3.13%, 11/08/2021	1,364,000	1,375,501
3.36%, 06/06/2024	619,000	620,729
Citigroup, Inc.
2.70%, 03/30/2021	1,447,000	1,451,395
2.90%, 12/08/2021	664,000	668,370
Fixed until 03/27/2020, 5.88% (K), 03/27/2020 (L)	1,700,000	1,763,750
eBay, Inc. 2.75%, 01/30/2023	742,000	734,771
Edgewell Personal Care Co. 4.70%, 05/19/2021 - 05/24/2022	1,439,000	1,480,788
Forest Laboratories LLC 5.00%, 12/15/2021 (F)	666,000	712,271
General Electric Co.
Fixed until 01/21/2021, 5.00% (K), 01/21/2021 (L)	1,448,000	1,492,309
General Motors Financial Co., Inc. 3.45%, 04/10/2022	577,000	584,692
Goldman Sachs Group, Inc.
Fixed until 05/10/2020, 5.38% (K), 05/10/2020 (J) (L)	1,505,000	1,550,150

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	$ 233,000	$ 257,465
JPMorgan Chase & Co.
3-Month LIBOR + 1.00%, 2.36% (K), 01/15/2023	1,637,000	1,659,026
4.35%, 08/15/2021	614,000	651,218
Morgan Stanley
Fixed until 07/15/2019, 5.45% (K), 07/15/2019 (L)	1,037,000	1,064,481
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (F) (L)	1,086,000	1,153,875
Prudential Financial, Inc.
Fixed until 06/15/2023, 5.63% (K), 06/15/2043	531,000	575,073
Fixed until 09/15/2022, 5.88% (K), 09/15/2042	802,000	876,185
Santander Holdings USA, Inc. 3.70%, 03/28/2022 (F)	390,000	394,693
Sherwin-Williams Co. 2.75%, 06/01/2022	515,000	513,001
Synchrony Financial 3.75%, 08/15/2021	379,000	388,630
USB Capital IX
3-Month LIBOR + 1.02%, 3.50% (J), 01/29/2018 (L)	372,000	336,660
Verizon Communications, Inc.
2.63%, 08/15/2026	697,000	656,497
3.13%, 03/16/2022	7,054,000	7,152,092

		47,167,571

Total Corporate Debt Securities (Cost $75,364,358)		73,697,279

FOREIGN GOVERNMENT OBLIGATIONS - 9.3%
Argentina - 0.8%
Argentina Republic Government International Bond
3.38%, 01/15/2023	EUR 1,900,000	2,324,031
3.88%, 01/15/2022 (D)	917,000	1,158,059
5.63%, 01/26/2022	$ 3,665,000	3,866,575
6.88%, 04/22/2021 - 01/26/2027	4,166,000	4,545,073
7.50%, 04/22/2026	3,336,000	3,776,852

		15,670,590

Australia - 2.0%
Australia Government Bond
2.75%, 04/21/2024 (D)	AUD 23,634,000	18,741,015
3.00%, 03/21/2047 (D)	5,922,000	4,311,346
5.50%, 04/21/2023 (D)	9,925,000	8,939,051
5.75%, 05/15/2021 (D)	8,924,000	7,763,707

		39,755,119

Brazil - 1.6%
Brazil Government International Bond 4.63%, 01/13/2028	$ 4,967,000	4,989,351
5.00%, 01/27/2045	3,550,000	3,308,600
5.63%, 02/21/2047 (J)	1,349,000	1,378,004
Brazil Notas do Tesouro Nacional
Series B,
6.00%, 08/15/2022	BRL 5,386,000	5,188,625

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Brazil (continued)
Brazil Notas do Tesouro Nacional (continued)
Series F,
10.00%, 01/01/2023 - 01/01/2027	$ 55,702,000	$ 15,972,368

		30,836,948

Canada - 0.9%
Canada Government Bond
0.50%, 08/01/2018	CAD 18,823,000	14,902,215
0.75%, 03/01/2021	4,667,000	3,596,115

		18,498,330

Germany - 0.5%
Bundesrepublik Deutschland Zero Coupon, 08/15/2026 (D)	EUR 7,999,094	9,362,372

Hungary - 0.2%
Hungary Government International Bond 6.38%, 03/29/2021	$ 4,004,000	4,444,760

Indonesia - 0.1%
Indonesia Government International Bond
3.70%, 01/08/2022 (F)	630,000	647,493
4.88%, 05/05/2021 (D)	465,000	495,925

		1,143,418

Italy - 0.1%
Italy Buoni Poliennali del Tesoro 1.85%, 05/15/2024	EUR 2,442,000	3,031,563

Japan - 1.0%
2-Year Japan Government Bond 0.10%, 03/15/2018 - 10/15/2018	JPY 2,228,200,000	19,801,919

Mexico - 0.7%
Mexico Bonos
Series M,
6.50%, 06/09/2022	MXN 131,855,600	6,418,996
8.50%, 12/13/2018	133,958,900	6,861,080

		13,280,076

Poland - 1.3%
Republic of Poland Government Bond
2.50%, 07/25/2026 - 07/25/2027	PLN 74,840,000	20,165,627
3.25%, 07/25/2025	17,275,000	5,004,413
Republic of Poland Government International Bond 5.00%, 03/23/2022	$ 653,000	715,035

		25,885,075

Republic of Korea - 0.1%
Export-Import Bank of Korea
2.63%, 12/30/2020	1,132,000	1,122,003
2.88%, 09/17/2018	618,000	619,575

		1,741,578

United Kingdom - 0.0% (A)
U.K. Gilt Series 2025, 2.00%, 09/07/2025 (D)	GBP 291,616	422,664

Total Foreign Government Obligations (Cost $181,529,366)		183,874,412

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
LOAN ASSIGNMENTS - 0.3%
United States - 0.3%
Fieldwood Energy LLC
1st Lien Term Loan,
3-Month LIBOR + 7.00%, 8.69% (K), 08/31/2020	$ 249,657	$ 225,940
3-Month LIBOR + 7.13%, 8.82% (K), 09/30/2020	337,037	232,555
2nd Lien Term Loan,
3-Month LIBOR + 7.13%, 8.82% (K), 09/30/2020	567,243	194,281
Hilton Worldwide Finance LLC Term Loan B2, 1-Month LIBOR + 2.00%, 3.55% (K), 10/25/2023	1,829,076	1,837,806
Seadrill Partners Finco LLC Term Loan B, 3-Month LIBOR + 3.00%, 4.69% (K), 02/21/2021	1,590,963	1,255,725
Sheridan Investment Partners II, LP
Term Loan A, 3-Month LIBOR + 3.50%, 4.98% (K), 12/16/2020	184,564	159,340
Term Loan B, 3-Month LIBOR + 3.50%, 4.98% (K), 12/16/2020	1,327,322	1,145,921
Term Loan M, 3-Month LIBOR + 3.50%, 4.98% (K), 12/16/2020	68,767	59,369

Total Loan Assignments (Cost $5,985,523)		5,110,937

U.S. GOVERNMENT OBLIGATIONS - 15.0%
U.S. Treasury - 15.0%
U.S. Treasury Note
1.13%, 07/31/2021	3,999,500	3,867,642
1.25%, 12/15/2018	4,500,000	4,476,445
2.00%, 10/31/2022 - 11/30/2022 (J)	127,635,400	126,497,974
2.13%, 09/30/2024	47,481,400	46,884,173
2.25%, 10/31/2024	49,295,100	49,067,880
2.25%, 11/15/2027 (J)	64,430,500	63,521,930

Total U.S. Government Obligations (Cost $296,052,984)		294,316,044

	Shares	Value
COMMON STOCKS - 53.1%
Australia - 0.0% (A)
AGL Energy, Ltd.	343	6,519
Amcor, Ltd.	442	5,318
AMP, Ltd.	1,708	6,917
BHP Billiton, Ltd. (J)	1,316	30,363
National Australia Bank, Ltd.	570	13,151
Stockland, REIT	3,922	13,710
Telstra Corp., Ltd. (J)	1,918	5,432
Wesfarmers, Ltd.	324	11,229
Woolworths Group, Ltd.	1,568	33,400

		126,039

	Shares	Value
COMMON STOCKS (continued)
Belgium - 0.4%
Anheuser-Busch InBev SA	70,587	$ 7,887,530
UCB SA	49	3,891

		7,891,421

Brazil - 0.2%
Azul SA, ADR (C)	161,577	3,850,380
Banco Bradesco SA (C)	164	1,586
Banco do Brasil SA (C)	2,459	23,575
JBS SA	5,442	16,094
Vale SA (C)	1,531	18,547

		3,910,182

Canada - 0.4%
Agrium, Inc.	150	17,253
Bank of Montreal	18	1,440
Bank of Nova Scotia (J)	529	34,139
Barrick Gold Corp.	602	8,707
Canadian National Railway Co.	368	30,345
Encana Corp.	627,374	8,362,895
Magna International, Inc.	898	50,894
Platinum Group Metals, Ltd. (C) (J)	342,388	104,086
Platinum Group Metals, Ltd. (C) (J)	43,351	13,105
Royal Bank of Canada	600	48,998
Suncor Energy, Inc.	29	1,065
Teck Resources, Ltd., Class B	1,166	30,490
Thomson Reuters Corp.	1,140	49,690
Toronto-Dominion Bank	213	12,480

		8,765,587

China - 0.2%
Agricultural Bank of China, Ltd., H Shares	71,000	33,079
Alibaba Group Holding, Ltd., ADR (C)	20,370	3,512,399
Bank of China, Ltd., Class H	55,000	27,032
Bank of Communications Co., Ltd., H Shares	13,000	9,651
China Communications Construction Co., Ltd., Class H	1,000	1,137
China Construction Bank Corp., Class H	56,000	51,607
China Telecom Corp., Ltd., H Shares	24,000	11,427
CNOOC, Ltd.	32,000	45,955
Country Garden Holdings Co., Ltd.	1,000	1,907
Dongfeng Motor Group Co., Ltd., Class H	12,000	14,530
Guangzhou Automobile Group Co., Ltd., Class H	2,000	4,741
Industrial & Commercial Bank of China, Ltd., Class H	35,000	28,178
Longfor Properties Co., Ltd.	4,000	10,024
New Oriental Education & Technology Group, Inc., ADR	423	39,762
Tencent Holdings, Ltd.	300	15,590
Want Want China Holdings, Ltd.	586,000	491,280
Yum China Holdings, Inc.	329	13,167

		4,311,466

Czech Republic - 0.0% (A)
CEZ AS	34,733	809,853

Denmark - 0.0% (A)
AP Moller - Maersk A/S, Class A	7	11,688
AP Moller - Maersk A/S, Class B	13	22,712
Carlsberg A/S, Class B	15	1,801
Danske Bank A/S	926	36,057

		72,258

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Finland - 0.2%
Nokia OYJ	996,634	$ 4,656,487

France - 2.7%
AXA SA	153,498	4,555,556
BNP Paribas SA	423	31,594
Cie de Saint-Gobain	51,186	2,823,884
Cie Generale des Etablissements Michelin	19,642	2,817,488
Danone SA	180,772	15,172,096
Dassault Aviation SA	2,099	3,268,740
Engie SA	207	3,560
LVMH Moet Hennessy Louis Vuitton SE	21	6,183
Safran SA	44,704	4,608,046
Sanofi	60,451	5,211,431
Societe Generale SA	462	23,864
Sodexo SA	24,270	3,262,934
Thales SA	88	9,490
TOTAL SA, ADR	3,069	169,654
TOTAL SA	79,083	4,369,103
Unibail-Rodamco SE, REIT	12,090	3,046,298
Vinci SA	29,864	3,051,120
Vivendi SA	216	5,811

		52,436,852

Germany - 1.9%
adidas AG	73	14,641
Allianz SE, Class A	226	51,928
BASF SE	445	48,983
Bayer AG	94,016	11,731,723
Deutsche Post AG	1,140	54,371
Deutsche Telekom AG	157,950	2,803,892
E.ON SE	3,774	41,030
Evonik Industries AG	69,052	2,599,067
GEA Group AG	47,873	2,298,190
Innogy SE	288,159	11,297,295
Muenchener Rueckversicherungs-Gesellschaft AG	11	2,386
SAP SE	521	58,418
Siemens AG	17,342	2,416,824
Vonovia SE	67,856	3,369,849

		36,788,597

Hong Kong - 0.8%
AIA Group, Ltd.	400	3,412
Brilliance China Automotive Holdings, Ltd.	652,000	1,744,152
China Mobile, Ltd.	6,000	60,861
China Resources Power Holdings Co., Ltd.	14,000	26,090
CK Infrastructure Holdings, Ltd.	68,500	588,745
CLP Holdings, Ltd.	71,000	726,553
Galaxy Entertainment Group, Ltd.	1,000	8,025
Hang Lung Properties, Ltd.	143,000	349,591
HKT Trust & HKT, Ltd.	375,000	478,059
Hong Kong Exchanges & Clearing, Ltd.	500	15,347
Hongkong Land Holdings, Ltd.	2,800	19,712
I-CABLE Communications, Ltd. (C)	70,516	2,067
Jardine Matheson Holdings, Ltd.	9,600	583,200
Link REIT	87,500	811,404
Power Assets Holdings, Ltd.	62,000	523,356
Sino Land Co., Ltd.	262,000	464,117
Sun Hung Kai Properties, Ltd.	521,000	8,695,726
Swire Pacific, Ltd., Class A	56,500	523,212

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
Swire Properties, Ltd.	3,200	$ 10,321
WH Group, Ltd.	30,500	34,432
Wharf Holdings, Ltd.	88,000	304,114
Wharf Real Estate Investment Co., Ltd. (C)	91,000	605,669

		16,578,165

Indonesia - 0.1%
Siloam International Hospitals Tbk PT (C)	2,814,903	1,986,563

Ireland - 0.1%
Accenture PLC, Class A	2,402	367,722
Medtronic PLC	7,088	572,356

		940,078

Israel - 0.0% (A)
Check Point Software Technologies, Ltd. (C)	501	51,914

Italy - 1.0%
Atlantia SpA	213	6,727
Ei Towers SpA	57,093	3,664,910
Enel SpA	792,804	4,879,889
Luxottica Group SpA	59,155	3,630,478
RAI Way SpA	392,001	2,386,986
Snam SpA	70,360	344,439
Telecom Italia SpA	139,346	99,648
Telecom Italia SpA (C)	5,434,657	4,698,214

		19,711,291

Japan - 8.3%
Aisin Seiki Co., Ltd.	43,400	2,438,181
Ajinomoto Co., Inc.	218,000	4,103,643
Alfresa Holdings Corp.	19,300	453,402
Alpine Electronics, Inc.	13,500	279,525
Asahi Glass Co., Ltd.	600	25,986
Asahi Kasei Corp.	243,900	3,146,294
Astellas Pharma, Inc.	332,200	4,236,711
Bridgestone Corp. (J)	158,300	7,359,001
Canon Marketing Japan, Inc.	16,400	443,204
COMSYS Holdings Corp.	19,200	556,361
Dai-ichi Life Holdings, Inc.	200	4,125
Daicel Corp.	71,800	816,930
Daikin Industries, Ltd.	22,000	2,603,683
Denso Corp.	103,800	6,230,303
DOWA Holdings Co., Ltd.	9,100	371,511
East Japan Railway Co.	95,700	9,338,553
Exedy Corp.	11,300	349,505
Fujitsu, Ltd.	9,000	64,116
GS Yuasa Corp.	77,000	383,377
Hino Motors, Ltd.	34,100	441,855
Hitachi Chemical Co., Ltd.	72,300	1,856,989
Hitachi, Ltd.	9,000	70,123
Hoya Corp.	84,400	4,215,693
Japan Airlines Co., Ltd.	190,400	7,448,708
Japan Aviation Electronics Industry, Ltd.	23,000	389,270
Japan Tobacco, Inc.	500	16,113
Kamigumi Co., Ltd.	17,400	384,985
Kao Corp.	300	20,286
KDDI Corp.	26,000	647,144
Keyence Corp.	1,500	840,293
Kinden Corp.	58,300	951,013

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Kintetsu Group Holdings Co., Ltd.	300	$ 11,502
Kirin Holdings Co., Ltd.	600	15,126
Koito Manufacturing Co., Ltd.	23,400	1,644,801
Komatsu, Ltd.	130,700	4,730,371
Kubota Corp.	137,000	2,686,501
Kuraray Co., Ltd.	24,400	460,390
Kyudenko Corp.	9,600	464,344
Kyushu Railway Co.	55,900	1,733,930
Mabuchi Motor Co., Ltd.	13,800	748,329
Maeda Road Construction Co., Ltd.	23,000	527,668
Marubeni Corp.	3,200	23,178
Mazda Motor Corp.	2,700	36,220
Medipal Holdings Corp.	22,100	432,880
Mitsubishi Electric Corp.	434,500	7,216,923
Mitsubishi Tanabe Pharma Corp.	600	12,418
Mitsubishi UFJ Financial Group, Inc.	2,800	20,536
MS&AD Insurance Group Holdings, Inc.	200	6,770
Murata Manufacturing Co., Ltd.	30,600	4,106,253
Nichias Corp.	24,000	319,716
Nippo Corp.	23,000	538,283
Nippon Telegraph & Telephone Corp.	13,500	635,132
Nippon Television Holdings, Inc.	44,100	756,168
Nitto Denko Corp.	37,600	3,340,368
NTT DOCOMO, Inc.	200	4,723
Okumura Corp.	21,300	877,142
Olympus Corp.	500	19,170
Otsuka Holdings Co., Ltd. (J)	9,800	430,356
Panasonic Corp.	1,700	24,887
Rakuten, Inc.	800	7,331
Renesas Electronics Corp. (C)	133,900	1,560,335
Resona Holdings, Inc.	3,500	20,908
Rohm Co., Ltd.	54,000	5,981,096
Seino Holdings Co., Ltd.	25,200	400,337
Seven & i Holdings Co., Ltd.	6,400	265,997
Shimamura Co., Ltd.	3,300	363,168
Shin-Etsu Chemical Co., Ltd.	85,900	8,729,133
Shionogi & Co., Ltd.	1,000	54,111
Sony Corp.	1,100	49,623
Stanley Electric Co., Ltd.	11,400	462,880
Subaru Corp.	86,600	2,753,830
Sumitomo Electric Industries, Ltd.	142,100	2,402,490
Sumitomo Mitsui Financial Group, Inc.	194,200	8,390,198
Suzuken Co., Ltd.	9,800	403,133
Suzuki Motor Corp.	173,700	10,072,827
Taisei Corp.	200	9,958
Toagosei Co., Ltd.	23,300	296,743
Toda Corp.	105,000	842,423
Toho Co., Ltd.	14,800	512,927
Tokio Marine Holdings, Inc.	90,700	4,138,351
Tokyo Electron, Ltd.	100	18,105
Tokyo Gas Co., Ltd.	276,700	6,332,114
Tokyo Steel Manufacturing Co., Ltd.	66,700	599,072
Toray Industries, Inc.	262,800	2,478,145
Toshiba Corp. (C)	20,000	56,268
Toyota Industries Corp.	117,100	7,524,331
TV Asahi Holdings Corp.	32,100	645,561
Ube Industries, Ltd.	66,800	1,965,316
Unicharm Corp.	900	23,400

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
West Japan Railway Co.	36,600	$ 2,672,360
Yamato Kogyo Co., Ltd.	13,500	392,390

		162,735,829

Mexico - 0.0% (A)
Cemex SAB de CV	75,441	56,440
Grupo Financiero Banorte SAB de CV, Class O	898	4,929

		61,369

Netherlands - 2.0%
ABN AMRO Group NV, CVA	139,445	4,500,719
ING Groep NV	351,439	6,462,152
Koninklijke Ahold Delhaize NV	55	1,210
Koninklijke Philips NV	352,200	13,328,391
Randstad Holding NV	38,754	2,382,607
Royal Dutch Shell PLC, Class A	177,257	5,909,361
Royal Dutch Shell PLC, Class A	317	10,614
Royal Dutch Shell PLC, Class A, ADR	114,309	7,625,553
Royal Dutch Shell PLC, Class B	1,942	65,773

		40,286,380

Norway - 0.0% (A)
DNB ASA	943	17,469
Telenor ASA	488	10,455

		27,924

Peru - 0.0% (A)
Credicorp, Ltd.	29	6,015

Poland - 0.0% (A)
PGE Polska Grupa Energetyczna SA (C)	8,210	28,420
Polski Koncern Naftowy Orlen SA	202	6,151
Polskie Gornictwo Naftowe i Gazownictwo SA	5,592	10,105

		44,676

Portugal - 0.1%
Jeronimo Martins SGPS SA	13,384	260,072
NOS SGPS SA	251,157	1,651,702

		1,911,774

Republic of Korea - 0.6%
Amorepacific Corp. (C)	6,279	1,785,956
Coway Co., Ltd.	6,974	635,535
Doosan Bobcat, Inc. (C)	94,083	3,140,849
Hana Financial Group, Inc.	443	20,591
Hotel Shilla Co., Ltd. (C)	7,752	614,773
KT&G Corp.	23,748	2,562,135
LG Chem, Ltd.	2,583	977,175
LG Display Co., Ltd.	280	7,794
LG Household & Health Care, Ltd. (C)	843	936,273
Lotte Chemical Corp. (C)	28	9,615
POSCO	2,505	779,183
Samsung Electronics Co., Ltd.	41	97,412
SK Hynix, Inc.	342	24,291
SK Innovation Co., Ltd.	147	28,043
SK Telecom Co., Ltd.	2,997	747,465
Woori Bank	669	9,835

		12,376,925

Republic of South Africa - 0.0% (A)
Barclays Africa Group, Ltd.	1,183	17,401
MTN Group, Ltd.	120	1,325

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Republic of South Africa (continued)
RMB Holdings, Ltd.	1,627	$ 10,411
Tiger Brands, Ltd. (J)	641	23,832

		52,969

Singapore - 0.3%
CapitaLand, Ltd.	1,407,700	3,715,414
ComfortDelGro Corp., Ltd.	310,200	459,229
Genting Singapore PLC	47,700	46,721
Singapore Telecommunications, Ltd.	309,000	824,801
Wilmar International, Ltd.	4,300	9,935

		5,056,100

Spain - 0.4%
Aena SME SA	306	62,049
Amadeus IT Group SA	55	3,967
CaixaBank SA	4,932	23,014
Cellnex Telecom SA	239,448	6,133,887
Gas Natural SDG SA	59,204	1,367,441
Repsol SA	247	4,370
Telefonica SA	2,366	23,065

		7,617,793

Sweden - 0.2%
Nordea Bank AB	1,223	14,804
Sandvik AB	778	13,629
Skandinaviska Enskilda Banken AB, Class A	1,529	17,950
SKF AB, Class B	155,536	3,454,628
Swedbank AB, Class A	64	1,544
Volvo AB, Class B	2,126	39,575

		3,542,130

Switzerland - 1.4%
ABB, Ltd.	724	19,407
Chubb, Ltd.	29,710	4,341,522
Nestle SA	149,452	12,852,458
Novartis AG	472	39,912
Roche Holding AG	323	81,707
SGS SA	13	33,899
Swatch Group AG	364	27,829
Swiss Re AG	70	6,555
UBS Group AG (C)	595,920	10,971,117
Zurich Insurance Group AG	164	49,918

		28,424,324

Taiwan - 0.6%
Catcher Technology Co., Ltd.	1,000	11,022
Cathay Financial Holding Co., Ltd.	354,000	636,423
Cheng Shin Rubber Industry Co., Ltd.	242,000	426,937
Chunghwa Telecom Co., Ltd.	930,000	3,312,667
Far EasTone Telecommunications Co., Ltd.	518,000	1,279,399
Formosa Chemicals & Fibre Corp.	150,000	519,179
Formosa Petrochemical Corp.	107,000	415,293
Formosa Plastics Corp.	160,000	530,672
Fubon Financial Holding Co., Ltd.	369,000	628,671
Hon Hai Precision Industry Co., Ltd.	190,400	609,106
Innolux Corp.	30,000	12,501
Nan Ya Plastics Corp.	201,000	526,165
Pegatron Corp.	17,000	41,131
Taiwan Mobile Co., Ltd.	458,000	1,654,485
Taiwan Semiconductor Manufacturing Co., Ltd.	81,000	624,679

	Shares	Value
COMMON STOCKS (continued)
Taiwan (continued)
Uni-President Enterprises Corp.	399,000	$ 884,924

		12,113,254

Thailand - 0.2%
Advanced Info Service PCL	157,100	920,715
Intouch Holdings PCL, F Shares (J)	395,400	679,423
PTT Global Chemical PCL	332,600	867,475
Siam Cement PCL	49,700	747,254
Thai Oil PCL	151,600	481,454

		3,696,321

Turkey - 0.0% (A)
Eregli Demir VE Celik Fabrikalari TAS	2,661	7,034
Tupras Turkiye Petrol Rafinerileri AS	1,095	35,099

		42,133

United Arab Emirates - 0.4%
NMC Health PLC	186,334	7,258,054

United Kingdom - 2.7%
Anglo American PLC	164	3,431
Aon PLC	365	48,910
Associated British Foods PLC	424	16,143
Aviva PLC	1,261	8,623
BAE Systems PLC	345,067	2,669,564
Barclays PLC	9,178	25,168
Berkeley Group Holdings PLC	51,438	2,914,777
BP PLC, ADR	154,144	6,478,672
BP PLC	248,469	1,753,505
Centrica PLC	8,295	15,377
Compass Group PLC	81	1,750
Diageo PLC	201	7,395
Experian PLC	130	2,871
GlaxoSmithKline PLC	301,842	5,389,614
GW Pharmaceuticals PLC, ADR (C) (J)	11,326	1,495,145
HSBC Holdings PLC	1,010,136	10,459,258
Imperial Brands PLC	790	33,769
Legal & General Group PLC	7,819	28,852
Liberty Global PLC, Class A (C)	52,704	1,888,911
Liberty Global PLC, Series C (C)	299	10,118
Lloyds Banking Group PLC	66,566	61,168
Meggitt PLC	337,068	2,194,457
National Grid PLC	17,266	204,001
Prudential PLC	239	6,149
Reckitt Benckiser Group PLC	146	13,639
Rio Tinto PLC	474	25,228
Rio Tinto, Ltd.	434	25,671
Smiths Group PLC	138,170	2,779,600
SSE PLC	1,344	23,953
Unilever NV, CVA	758	42,705
Vodafone Group PLC, ADR	93,481	2,982,044
Vodafone Group PLC	3,506,704	11,126,260

		52,736,728

United States - 27.9%
3M Co.	1,128	265,497
AbbVie, Inc.	3,845	371,850
Acadia Healthcare Co., Inc. (C) (J)	84,264	2,749,534
Activision Blizzard, Inc.	46,426	2,939,694
Adobe Systems, Inc. (C)	2,571	450,542
Aetna, Inc.	2,448	441,595

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Agilent Technologies, Inc.	251	$ 16,809
Air Products & Chemicals, Inc.	71,089	11,664,283
Allergan PLC	37	6,052
Alliance Data Systems Corp.	714	180,985
Allstate Corp.	49,017	5,132,570
Ally Financial, Inc.	5,038	146,908
Alphabet, Inc., Class A (C)	114	120,088
Alphabet, Inc., Class C (C)	19,333	20,230,051
Amazon.com, Inc. (C)	16,933	19,802,636
Amdocs, Ltd.	5,049	330,609
American Express Co.	420	41,710
American International Group, Inc.	241	14,359
American Tower Corp., REIT	2,932	418,308
Ameriprise Financial, Inc.	1,467	248,613
Amgen, Inc.	2,578	448,314
Anadarko Petroleum Corp.	163,626	8,776,899
Anthem, Inc.	25,813	5,808,183
Apple, Inc.	153,852	26,036,374
Applied Materials, Inc.	1,218	62,264
AT&T, Inc.	888	34,525
Autodesk, Inc. (C)	37	3,879
Automatic Data Processing, Inc.	80	9,375
Axalta Coating Systems, Ltd. (C)	120,465	3,898,247
Bank of America Corp.	683,835	20,186,809
Bank of New York Mellon Corp.	3,984	214,578
Baxter International, Inc.	14,768	954,604
Berkshire Hathaway, Inc., Class B (C)	4,218	836,092
Biogen, Inc. (C)	2,808	894,545
Boeing Co.	1,685	496,923
Boston Scientific Corp. (C)	716	17,750
Bristol-Myers Squibb Co.	109	6,680
Broadcom, Ltd.	8	2,055
Brown-Forman Corp., Class B	47	3,228
CA, Inc.	1,568	52,183
Capital One Financial Corp.	2,650	263,887
Carnival Corp.	1,057	70,153
Caterpillar, Inc.	1,199	188,938
Celgene Corp. (C)	527	54,998
CenterPoint Energy, Inc.	3,819	108,307
Charles Schwab Corp.	135,258	6,948,203
Charter Communications, Inc., Class A (C)	20,321	6,827,043
Chevron Corp.	1,584	198,301
Cisco Systems, Inc.	617	23,631
Citigroup, Inc.	150,267	11,181,367
Cloudera, Inc. (C)	260,530	4,303,956
Coca-Cola Co.	1,256	57,625
Cognizant Technology Solutions Corp., Class A	215	15,269
Colgate-Palmolive Co.	7,042	531,319
Comcast Corp., Class A	457,741	18,332,527
CommScope Holding Co., Inc. (C)	154,029	5,826,917
Conagra Brands, Inc.	1,638	61,703
ConocoPhillips	501	27,500
Constellation Brands, Inc., Class A	1,682	384,455
Corning, Inc.	564	18,042
Costco Wholesale Corp.	166	30,896
Crown Holdings, Inc. (C)	3,662	205,988
CSX Corp.	152	8,362

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Cummins, Inc.	983	$ 173,637
CVS Health Corp.	84,855	6,151,988
Dell Technologies, Inc., Class V (C)	473	38,445
Delta Air Lines, Inc.	3,313	185,528
Discover Financial Services	3,351	257,759
DISH Network Corp., Class A (C)	39,816	1,901,214
Dominion Energy, Inc.	9,736	789,200
DowDuPont, Inc.	214,123	15,249,840
DXC Technology Co.	275	26,098
Eaton Corp. PLC	614	48,512
eBay, Inc. (C)	1,386	52,308
Edgewell Personal Care Co. (C)	90,129	5,352,761
Electronic Arts, Inc. (C)	28,505	2,994,735
Emerson Electric Co.	114	7,945
EQT Corp.	45,230	2,574,492
Equity Residential, REIT	665	42,407
Expedia, Inc.	700	83,839
Express Scripts Holding Co. (C)	1,021	76,207
Exxon Mobil Corp.	1,610	134,660
Facebook, Inc., Class A (C)	71,634	12,640,536
Fifth Third Bancorp	7,000	212,380
FirstEnergy Corp.	60	1,837
FleetCor Technologies, Inc. (C)	43,963	8,459,800
Ford Motor Co.	1,111	13,876
Fortune Brands Home & Security, Inc.	50,035	3,424,395
Franklin Resources, Inc.	150	6,500
General Dynamics Corp.	1,455	296,020
General Electric Co.	436,421	7,615,546
General Motors Co.	340	13,937
Gilead Sciences, Inc.	115,007	8,239,101
Global Payments, Inc.	30,720	3,079,373
Goldman Sachs Group, Inc.	25,721	6,552,682
Goodyear Tire & Rubber Co.	3,425	110,662
Halliburton Co.	395	19,304
Hartford Financial Services Group, Inc.	10,719	603,265
HCA Healthcare, Inc. (C)	115,157	10,115,391
HCP, Inc., REIT	916	23,889
Helmerich & Payne, Inc. (J)	2,806	181,380
Hewlett Packard Enterprise Co.	2,011	28,878
Hilton Worldwide Holdings, Inc.	281	22,441
Home Depot, Inc.	2,904	550,395
HP, Inc.	3,099	65,110
Huntsman Corp.	3,606	120,044
Illinois Tool Works, Inc.	1,561	260,453
Illumina, Inc. (C)	63	13,765
Ingersoll-Rand PLC	398	35,498
Intel Corp.	7,947	366,834
International Business Machines Corp.	35,929	5,512,227
International Paper Co.	5,074	293,988
Intuit, Inc.	2,732	431,055
IQVIA Holdings, Inc. (C)	63	6,168
Johnson & Johnson	6,184	864,028
JPMorgan Chase & Co.	65,086	6,960,297
Kansas City Southern	58,297	6,134,010
Kimberly-Clark Corp.	179	21,598
Kinder Morgan, Inc.	974	17,600
KLA-Tencor Corp.	2,614	274,653
Kohl’s Corp.	2,057	111,551

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Lam Research Corp.	213	$ 39,207
Las Vegas Sands Corp.	1,005	69,837
Lear Corp.	1,489	263,047
Liberty Broadband Corp., Class A (C)	12,202	1,037,781
Liberty Broadband Corp., Class C (C)	38,658	3,292,115
Liberty Media Corp. - Liberty SiriusXM, Class A (C)	43,690	1,732,745
Liberty Media Corp. - Liberty SiriusXM, Class C (C)	73,209	2,903,469
Lowe’s Cos., Inc.	10,485	974,476
LyondellBasell Industries NV, Class A	372	41,039
ManpowerGroup, Inc.	1,366	172,266
Marathon Petroleum Corp.	91,779	6,055,578
Marsh & McLennan Cos., Inc.	48,010	3,907,534
Masco Corp.	8,987	394,889
Mastercard, Inc., Class A	25,892	3,919,013
McDonald’s Corp.	2,755	474,191
McKesson Corp.	880	137,236
Merck & Co., Inc.	418	23,521
MetLife, Inc.	117,081	5,919,615
MGM Resorts International	134,230	4,481,940
Micron Technology, Inc. (C)	771	31,704
Microsoft Corp.	407,026	34,817,004
Mohawk Industries, Inc. (C)	24,576	6,780,518
Mondelez International, Inc., Class A	14,222	608,702
Monsanto Co.	572	66,798
Moody’s Corp.	179	26,422
Morgan Stanley	252,342	13,240,385
Motorola Solutions, Inc.	83	7,498
NextEra Energy, Inc.	61,542	9,612,245
Norfolk Southern Corp.	98	14,200
Northern Trust Corp.	250	24,973
Northrop Grumman Corp.	1,244	381,796
NVIDIA Corp.	33	6,386
O’Reilly Automotive, Inc. (C)	36,618	8,808,094
ONEOK, Inc.	231	12,347
Oracle Corp.	1,444	68,272
PACCAR, Inc.	583	41,440
Packaging Corp. of America	3,178	383,108
PepsiCo, Inc.	7,141	856,349
Pfizer, Inc.	367,734	13,319,325
PG&E Corp.	485	21,743
Philip Morris International, Inc.	633	66,876
Phillips 66	2,770	280,186
Pioneer Natural Resources Co.	45,236	7,819,043
Praxair, Inc.	104	16,087
Priceline Group, Inc. (C)	31	53,870
Procter & Gamble Co.	1,204	110,624
Progressive Corp.	55	3,098
Prudential Financial, Inc.	2,356	270,893
Pure Storage, Inc., Class A (C) (J)	211,197	3,349,584
PVH Corp.	1,129	154,910
QUALCOMM, Inc.	252,592	16,170,940
Raytheon Co.	1,417	266,183
Reinsurance Group of America, Inc.	1,707	266,173
Republic Services, Inc.	128	8,654
Rockwell Automation, Inc.	1,289	253,095
Ross Stores, Inc.	1,517	121,739

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Royal Caribbean Cruises, Ltd.	1,514	$ 180,590
Schlumberger, Ltd.	43,001	2,897,837
Sempra Energy	32,248	3,447,956
Snap, Inc., Class A (C)	182,065	2,659,970
St. Joe Co. (C)	193,059	3,484,715
State Street Corp.	1,576	153,833
Stryker Corp.	3,880	600,779
SunTrust Banks, Inc.	48,164	3,110,913
Symantec Corp.	156	4,377
Sysco Corp.	31	1,883
Target Corp.	59,653	3,892,358
Tenet Healthcare Corp. (C) (J)	145,416	2,204,507
TESARO, Inc. (C) (J)	19,282	1,597,899
Texas Instruments, Inc.	628	65,588
Thermo Fisher Scientific, Inc.	3,377	641,225
Time Warner, Inc.	338	30,917
TJX Cos., Inc.	39,565	3,025,140
Travelers Cos., Inc.	5,616	761,754
TripAdvisor, Inc. (C) (J)	78,257	2,696,736
Tyson Foods, Inc., Class A	2,445	198,216
Union Pacific Corp.	130	17,433
United Continental Holdings, Inc. (C)	129,988	8,761,191
United Rentals, Inc. (C)	2,043	351,212
United Technologies Corp.	72	9,185
UnitedHealth Group, Inc.	4,604	1,014,998
Valero Energy Corp.	6,286	577,746
VeriSign, Inc. (C) (J)	3,100	354,764
Verizon Communications, Inc.	106,639	5,644,402
Visa, Inc., Class A	33,018	3,764,712
Vistra Energy Corp. (C) (J)	49,595	908,580
VMware, Inc., Class A (C) (J)	25,110	3,146,785
Vornado Realty Trust, REIT	233	18,216
WABCO Holdings, Inc. (C)	1,577	226,300
Wal-Mart Stores, Inc.	540	53,325
Walgreens Boots Alliance, Inc.	701	50,907
Waste Management, Inc.	270	23,301
Wells Fargo & Co.	122	7,402
Western Digital Corp.	2,421	192,542
WestRock Co.	52,435	3,314,416
Weyerhaeuser Co., REIT	690	24,329
Williams Cos., Inc.	444,583	13,555,336
Williams-Sonoma, Inc. (J)	54,585	2,822,045
Wyndham Worldwide Corp.	3,123	361,862
Wynn Resorts, Ltd.	1,900	320,320
Zimmer Biomet Holdings, Inc.	59,203	7,144,026

		548,330,920

Total Common Stocks (Cost $865,723,190)		1,045,358,371

CONVERTIBLE PREFERRED STOCKS - 1.0%
United States - 1.0%
Anthem, Inc. 5.25%	72,303	4,048,968
Crown Castle International Corp. Series A, 6.88%	2,411	2,530,562
Dominion Energy, Inc. Series A, 6.75%	58,841	3,039,726

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

CONVERTIBLE PREFERRED STOCKS (continued)
United States (continued)
Dropbox, Inc. 0.00% (E) (H) (I) (M)	171,990	$ 2,290,907
Mandatory Exchangeable Trust 5.75% (F)	28,361	5,553,112
Wells Fargo & Co. Series L, Class A, 7.50% (L)	552	723,114
Welltower, Inc. Series I, 6.50% (L)	27,594	1,652,053

Total Convertible Preferred Stocks (Cost $17,084,580)		19,838,442

PREFERRED STOCKS - 0.5%
Brazil - 0.0% (A)
Banco Bradesco SA 3.52% (C) (N)	1,064	10,849
Itau Unibanco Holding SA 3.35% (N)	1,441	18,479
Petroleo Brasileiro SA 0.00% (C) (N)	1,666	8,085

		37,413

Republic of Korea - 0.0% (A)
Samsung Electronics Co., Ltd. 1.37% (N)	21	40,896

United States - 0.5%
Citigroup Capital XIII 3-Month LIBOR + 6.37%, 7.75% (K)	65,512	1,800,270
GMAC Capital Trust I Series 2, 3-Month LIBOR + 5.79%, 7.20% (K)	72,616	1,884,385
Palantir Technologies, Inc. 0.00% (E) (H) (I) (M)	212,750	1,206,292
Uber Technologies, Inc. 0.00% (E) (H) (I) (M)	129,064	4,255,240

		9,146,187

Total Preferred Stocks (Cost $7,112,805)		9,224,496

EXCHANGE-TRADED FUNDS - 3.8%
United States - 3.8%
ETFS Physical Platinum Shares (C)	12,462	1,102,513
ETFS Physical Swiss Gold Shares (C)	26,125	3,295,146
ETFS Physical Palladium Shares (C)	14,919	1,515,025
iShares Gold Trust (C)	378,757	4,738,250
SPDR Gold Shares (C)	512,143	63,326,482

Total Exchange-Traded Funds (Cost $72,727,164)		73,977,416

MASTER LIMITED PARTNERSHIP - 0.1%
United States - 0.1%
NextEra Energy Partners, LP	65,330	2,816,376

Total Master Limited Partnership (Cost $1,845,726)		2,816,376

WARRANTS - 0.0% (A)
Australia - 0.0% (A)
Quintis, Ltd. (C) (H) (I) (O) Exercise Price AUD 1.28 Expiration Date 07/15/2018	59,458	0

	Shares	Value

WARRANTS (continued)
Australia (continued)
Quintis, Ltd., Class A (C) (H) Exercise Price AUD 1.28 Expiration Date 07/15/2018	368,642	$ 6,748

Total Warrants (Cost $391,618)		6,748

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 12.0%
U.S. Treasury Bill
1.12% (N), 01/02/2018	$ 10,000,000	10,000,606
1.13% (N), 01/18/2018	45,000,000	44,975,225
1.15% (N), 01/04/2018	41,000,000	40,997,417
1.16% (N), 01/02/2018	19,000,000	18,999,394
1.17% (N), 01/04/2018	11,000,000	10,999,307
1.18% (N), 01/18/2018	17,000,000	16,990,641
1.21% (N), 01/18/2018	53,000,000	52,970,820
1.23% (N), 01/11/2018	7,000,000	6,997,940
1.25% (N), 02/01/2018	7,000,000	6,992,618
1.26% (N), 02/01/2018	27,000,000	26,971,528

Total Short-Term U.S. Government Obligations (Cost $236,892,941)		236,895,496

	Shares	Value
SECURITIES LENDING COLLATERAL - 11.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (N)	223,696,285	223,696,285

Total Securities Lending Collateral (Cost $223,696,285)		223,696,285

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.54% (N), dated 12/29/2017, to be repurchased at $8,619,819 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 12/15/2018, and with a value of $8,792,831.	$ 8,619,302	8,619,302

Total Repurchase Agreement (Cost $8,619,302)		8,619,302

Total Investments Excluding Purchased Options/Swaptions (Cost $2,001,576,847)		2,184,645,075
Total Purchased Options/Swaptions - 0.4% (Cost $6,337,412)		7,617,093

Total Investments (Cost $2,007,914,259)		2,192,262,168
Net Other Assets (Liabilities) - (11.4)%		(223,496,352)

Net Assets - 100.0%		$ 1,968,765,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - BP PLC	UBS	USD	40.00	01/18/2019	USD	6,564,792	156,193	$151,507	$554,485
Call - Chevron Corp.	UBS	USD	125.00	01/18/2019	USD	6,200,285	49,527	147,590	444,505
Call - ConocoPhillips	UBS	USD	52.50	01/18/2019	USD	4,519,588	82,339	250,640	487,859
Call - EURO STOXX 50® Index (P)	DUB	EUR	3,426.55	09/21/2018	EUR	15,796,728	375	136,733	73,988
Call - Exxon Mobil Corp.	UBS	USD	95.00	01/18/2019	USD	2,816,410	33,673	60,611	38,387
Call - Franklin Resources, Inc. (P)	GSI	USD	45.00	01/19/2018	USD	2,084,563	48,109	53,411	8,419
Call - Occidental Petroleum Corp.	UBS	USD	75.00	01/18/2019	USD	5,330,332	72,364	168,608	385,338
Call - Royal Dutch Shell PLC	UBS	USD	60.00	01/18/2019	USD	5,947,663	89,157	179,929	682,052
Call - S&P 500®	UBS	USD	2,670.00	03/16/2018	USD	11,290,655	4,223	182,247	208,196
Call - S&P 500®	BOA	USD	2,675.00	03/16/2018	USD	11,290,655	4,223	178,887	194,278
Call - S&P 500®	SG	USD	2,675.00	03/29/2018	USD	7,972,705	2,982	133,979	163,976
Call - S&P 500®	DUB	USD	2,685.00	01/19/2018	USD	16,627,181	6,219	114,430	80,196
Call - S&P 500®	BNP	USD	2,690.00	02/16/2018	USD	19,923,742	7,452	165,448	181,007
Call - S&P 500®	MSCS	USD	2,695.00	04/20/2018	USD	5,815,102	2,175	107,206	115,012
Call - S&P 500®	CITI	USD	2,700.00	04/20/2018	USD	6,646,594	2,486	123,057	123,930
Call - Schlumberger, Ltd.	UBS	USD	90.00	01/18/2019	USD	3,284,656	48,741	196,426	26,076
Call - SPDR Gold Shares	CITI	USD	125.00	01/19/2018	USD	3,105,346	25,114	29,619	16,159
Call - SPDR Gold Shares	CITI	USD	126.00	01/19/2018	USD	3,105,470	25,115	22,691	9,760
Call - SPDR Gold Shares	MSCS	USD	127.00	03/16/2018	USD	7,660,241	61,951	145,585	65,200
Call - SPDR Gold Shares	MSCS	USD	130.00	02/16/2018	USD	7,654,306	61,903	156,992	12,916
Call - Suncor Energy, Inc.	UBS	USD	35.00	01/18/2019	USD	4,853,226	105,162	214,530	433,793
Call - Synchrony Financial (P)	GSI	USD	35.00	01/19/2018	USD	2,057,372	53,286	67,487	205,151
Call - TOPIX Index	MSCS	JPY	1,785.00	01/12/2018	JPY	9,794,095	606,648	163,401	212,174
Call - TOPIX Index	CITI	JPY	1,785.00	02/09/2018	JPY	7,163,654	443,718	157,979	212,587
Call - TOPIX Index	MSCS	JPY	1,800.00	03/09/2018	JPY	7,969,076	493,606	175,673	242,640
Call - TOTAL SA	UBS	USD	60.00	01/18/2019	USD	5,936,906	107,397	161,096	179,890
Call - Travelers Cos., Inc. (P)	GSI	USD	135.00	01/19/2018	USD	2,602,660	19,188	73,624	42,693
Put - SPDR Gold Shares	CITI	USD	117.00	01/19/2018	USD	6,210,816	50,229	13,602	4,712

Total								$3,732,988	$5,405,379

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - EUR vs. USD	BCLY	EUR	1.19	05/18/2018	EUR	23,730,499	$380,742	$792,490
Call - EUR vs. USD	UBS	EUR	1.20	03/27/2018	EUR	46,347,009	520,859	947,751
Put - USD vs. JPY	BNP	USD	111.75	01/12/2018	USD	24,683,418	436,897	47,219

Total							$1,338,498	$1,787,460

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR	GSC	3-Month USD-LIBOR	Receive	2.15%	04/24/2018	USD	124,760,032	$858,349	$343,091
Put - Receives Floating Rate Index 3-Month USD-LIBOR	GSC	3-Month USD-LIBOR	Pay	2.46	01/04/2018	USD	25,149,661	95,996	9,989
Put - Receives Floating Rate Index 3-Month USD-LIBOR	GSI	3-Month USD-LIBOR	Pay	2.75	05/02/2018	USD	5,597,794	272,148	71,168
Put - Receives Floating Rate Index 6-Month JPY-LIBOR	DUB	6-Month JPY-LIBOR	Pay	1.07	04/04/2018	JPY	269,375,596	39,433	6

Total								$1,265,926	$424,254

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - FleetCor Technologies, Inc.	BCLY	USD	180.00	01/18/2019	USD	1,182,097	6,143	$(95,831)	$(176,204)
Call - Pioneer Natural Resources Co.	UBS	USD	165.00	01/18/2019	USD	2,251,026	13,023	(210,061)	(360,931)
Call - SPDR Gold Shares	MSCS	USD	140.00	03/16/2018	USD	7,660,241	61,951	(34,693)	(3,590)
Call - Synchrony Financial	BOA	USD	35.00	01/19/2018	USD	2,057,372	53,286	(103,375)	(199,951)
Call - United Continental Holdings, Inc.	DUB	USD	75.00	01/18/2019	USD	1,104,012	16,380	(78,067)	(102,024)
Put - BP PLC	UBS	USD	25.00	01/18/2019	USD	6,564,792	156,193	(174,936)	(31,239)
Put - Chevron Corp.	UBS	USD	80.00	01/18/2019	USD	6,200,285	49,527	(160,963)	(36,898)
Put - ConocoPhillips	UBS	USD	35.00	01/18/2019	USD	4,519,588	82,339	(178,990)	(55,991)
Put - EURO STOXX 50® Index (P)	DUB	EUR	2,586.07	09/21/2018	EUR	15,796,728	375	(136,732)	(8,593)
Put - Exxon Mobil Corp.	UBS	USD	60.00	01/18/2019	USD	2,816,410	33,673	(53,877)	(23,066)
Put - Occidental Petroleum Corp.	UBS	USD	45.00	01/18/2019	USD	5,330,332	72,364	(159,201)	(45,589)
Put - Royal Dutch Shell PLC	UBS	USD	40.00	01/18/2019	USD	5,947,663	89,157	(187,230)	(15,603)
Put - S&P 500®	CITI	JPY	1,675.00	02/09/2018	JPY	1,186,328,882	443,718	(85,349)	(17,535)
Put - S&P 500®	BNP	USD	2,450.00	02/16/2018	USD	9,961,871	3,726	(43,967)	(19,147)
Put - S&P 500®	DUB	USD	2,500.00	01/19/2018	USD	8,314,927	3,110	(12,284)	(6,509)
Put - Schlumberger, Ltd.	UBS	USD	60.00	01/18/2019	USD	3,284,656	48,741	(158,408)	(164,501)
Put - SPDR Gold Shares	MSCS	USD	115.00	02/16/2018	USD	5,334,137	43,139	(26,030)	(7,213)
Put - SPDR Gold Shares	CITI	USD	115.00	03/16/2018	USD	3,203,153	25,905	(29,532)	(7,770)
Put - SPDR Gold Shares	CITI	USD	120.00	01/19/2018	USD	6,210,816	50,229	(37,581)	(12,785)
Put - Suncor Energy, Inc.	UBS	USD	25.00	01/18/2019	USD	4,853,226	105,162	(203,488)	(55,210)
Put - TOPIX Index	MSCS	JPY	1,650.00	03/09/2018	JPY	7,969,076	493,606	(105,273)	(34,212)
Put - TOTAL SA	UBS	USD	40.00	01/18/2019	USD	5,936,906	107,397	(241,643)	(51,014)

Total								$(2,517,511)	$(1,435,575)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - USD vs. JPY	BNP	USD	115.00	01/12/2018	USD	24,683,418	$(160,689)	$(4,493)
Call - USD vs. ZAR	BNP	USD	15.25	01/26/2018	USD	6,193,100	(110,268)	(192)
Put - USD vs. JPY	BNP	USD	108.00	01/12/2018	USD	24,683,418	(170,316)	(765)

Total							$(441,273)	$(5,450)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	GSC	3-Month USD-LIBOR	Receive	1.90%	04/24/2018	USD	124,760,032	$(366,795)	$(84,113)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.40	04/24/2018	USD	62,380,016	(304,414)	(203,163)
Put - 5-Year	GSI	3-Month USD-LIBOR	Pay	2.50	05/02/2018	USD	25,606,929	(190,563)	(55,656)
Put - 5-Year	GSC	3-Month USD-LIBOR	Pay	2.61	01/04/2018	USD	25,149,661	(16,775)	(11)

Total								$(878,547)	$(342,943)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (Q)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (R)	Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America High Yield Index - Series 29	5.00%	Quarterly	12/20/2022	USD 2,447,187	$206,816	$174,760	$32,056

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.33%	Quarterly/Semi-Annually	06/14/2023	USD	26,718,215	$10,793	$320	$10,473
3-Month USD-LIBOR	Receive	2.40	Quarterly/Semi-Annually	03/07/2023	USD	23,062,897	129,226	156	129,070
6-Month EUR-EURIBOR	Pay	0.34	Annually/Semi-Annually	06/14/2023	EUR	21,424,984	111,757	304	111,453
6-Month EUR-EURIBOR	Pay	0.37	Annually/Semi-Annually	08/15/2026	EUR	7,999,094	261,856	235	261,621
6-Month EUR-EURIBOR	Pay	0.42	Annually/Semi-Annually	03/07/2023	EUR	20,410,664	(73,543)	144	(73,687)

Total							$440,089	$1,159	$438,930

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (Q)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017 (T)	Notional Amount (R)		Value (S)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Airbus Finance BV, 5.50%, 09/25/2018	BCLY	1.00%	Quarterly	06/20/2022	0.28%	EUR	1,222,201	$(47,866)	$(40,704)	$(7,162)
Airbus Finance BV, 5.50%, 09/25/2018	BCLY	1.00	Quarterly	06/20/2022	0.28	EUR	613,250	(24,017)	(21,819)	(2,198)
Akzo Nobel NV, 4.00%, 12/17/2018	BCLY	1.00	Quarterly	06/20/2022	0.47	EUR	1,222,201	(35,609)	(27,755)	(7,854)
BASF SE, 1.38%, 01/22/2019	BCLY	1.00	Quarterly	06/20/2022	0.24	EUR	1,222,201	(50,622)	(43,975)	(6,647)
Bayer AG, 5.63%, 05/23/2018	BCLY	1.00	Quarterly	06/20/2022	0.32	EUR	1,222,201	(45,067)	(39,400)	(5,667)
BP PLC, 4.20%, 06/15/2018	BCLY	1.00	Quarterly	06/20/2022	0.40	EUR	1,222,201	(40,417)	(30,498)	(9,919)
Cie de Saint-Gobain, 4.00%, 10/08/2018	BCLY	1.00	Quarterly	06/20/2022	0.36	EUR	1,222,201	(42,611)	(34,203)	(8,408)
Shell International Finance BV, 0.07%, 09/15/2019	BCLY	1.00	Quarterly	06/20/2022	0.27	EUR	1,222,201	(48,483)	(35,499)	(12,984)
Shell International Finance BV, 0.07%, 09/15/2019	BCLY	1.00	Quarterly	06/20/2022	0.27	EUR	613,250	(24,327)	(19,484)	(4,843)
Statoil ASA, 2.00%, 09/10/2020	BCLY	1.00	Quarterly	06/20/2022	0.14	EUR	1,222,201	(57,686)	(44,631)	(13,055)
Volkswagen International Finance NV, 5.38%, 05/22/2018	BCLY	1.00	Quarterly	06/20/2022	0.46	EUR	1,222,201	(36,287)	(23,911)	(12,376)

Total								$(452,992)	$(361,879)	$(91,113)

Cross Currency Swap Agreements
Fixed Rate Receivable	Fixed Rate Payable	Counterparty	Expiration Date	Notional Amount Receivable		Notional Amount Payable		Fair Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
1.84%	0.10%	BOA	03/15/2018	USD	3,219,125	JPY	360,250,000	$56,319	$20,719	$35,600
1.69	0.10	BOA	03/15/2018	USD	4,873,355	JPY	549,550,000	49,139	25,348	23,791
2.01	0.10	BOA	10/15/2018	USD	12,837,552	JPY	1,318,400,000	1,215,589	52,243	1,163,346

Total								$1,321,047	$98,310	$1,222,737

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (U)

Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/20/2019	EUR	271,350	2,700	$88,441	$—	$88,441
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/20/2019	EUR	576,270	5,700	182,605	—	182,605
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/20/2019	EUR	528,840	5,200	162,844	—	162,844
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/27/2019	EUR	421,070	4,100	123,476	—	123,476
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	288,900	3,000	109,066	—	109,066
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	154,240	1,600	57,977	—	57,977
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	134,680	1,400	51,066	—	51,066
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	115,200	1,200	44,058	—	44,058
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	155,200	1,600	56,825	—	56,825
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	465,600	4,800	170,475	—	170,475
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/18/2020	EUR	470,360	4,400	104,003	—	104,003
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/17/2021	EUR	144,960	1,200	3,600	—	3,600
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/17/2021	EUR	227,260	2,200	52,793	—	52,793
EURO STOXX 50® Index Dividend Futures	BNP	Receive	Annually	12/17/2021	EUR	234,960	2,200	43,555	—	43,555
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/17/2021	EUR	270,960	2,400	29,948	—	29,948
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/16/2022	EUR	265,920	2,400	25,053	—	25,053
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/16/2022	EUR	563,990	4,900	25,869	—	25,869
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/15/2023	EUR	386,240	3,400	5,303	—	5,303
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/17/2021	EUR	298,750	2,500	10,931	—	10,931
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/16/2022	EUR	131,400	1,200	13,636	—	13,636
EURO STOXX 50® Index Dividend Futures	BNP	Pay	Annually	12/21/2022	EUR	261,360	2,400	30,524	—	30,524
S&P 500® Annual Dividend Futures	BNP	Receive	Annually	12/21/2018	USD	1,098,625	23,500	130,425	—	130,425
S&P 500® Annual Dividend Futures	GSI	Receive	Annually	12/18/2020	USD	455,763	9,500	97,137	—	97,137
S&P 500® Annual Dividend Futures	BNP	Receive	Annually	12/17/2021	USD	582,600	12,000	146,400	—	146,400
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/30/2018	JPY	90,112,500	270,000	87,584	—	87,584
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	04/02/2018	JPY	89,237,700	270,000	95,348	—	95,348

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS (continued):

Total Return Swap Agreements (continued): (U)

Reference Entity	Counterparty	Pay/Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/29/2019	JPY	95,732,000	280,000	$217,937	$—	$217,937
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/29/2019	JPY	44,687,500	130,000	99,050	—	99,050
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/29/2019	JPY	45,760,000	130,000	89,532	—	89,532
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/21/2020	JPY	74,800,000	220,000	249,337	—	249,337
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/31/2020	JPY	45,448,000	130,000	136,259	—	136,259
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/31/2020	JPY	62,820,000	180,000	189,625	—	189,625
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/31/2021	JPY	30,620,000	80,000	71,533	—	71,533
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/31/2021	JPY	15,520,000	40,000	33,903	—	33,903
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	03/31/2021	JPY	19,275,000	50,000	43,488	—	43,488
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2021	JPY	25,290,000	60,000	33,015	—	33,015
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	04/01/2021	JPY	65,960,000	170,000	144,087	—	144,087
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	35,775,000	90,000	74,844	—	74,844
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	31,880,000	80,000	65,818	—	65,818
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Annually	03/31/2022	JPY	25,560,000	60,000	34,719	—	34,719
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Receive	Annually	04/01/2022	JPY	66,810,000	170,000	148,161	—	148,161
SGX Nikkei Stock Average Dividend Point Index Futures	BNP	Pay	Quarterly	03/31/2023	JPY	25,380,000	60,000	40,204	—	40,204
SGX Nikkei Stock Average Dividend Point Index Futures	JPM	Pay	Annually	04/03/2023	JPY	25,680,000	60,000	36,757	—	36,757

Total								$3,657,211	$—	$3,657,211

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
EURO STOXX 50®	Short	(6)	03/16/2018	$(256,636)	$(251,465)	$5,171	$—
NASDAQ-100 E-Mini Index	Long	50	03/16/2018	6,358,984	6,408,750	49,766	—
Nikkei 225 Index	Short	(2)	03/08/2018	(199,307)	(201,464)	—	(2,157)
S&P 500® E-Mini	Long	1	03/16/2018	131,550	133,800	2,250	—
SGX CNX Nifty Index	Long	1,236	01/25/2018	26,025,167	26,100,612	75,445	—

Total						$132,632	$(2,157)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	03/08/2018	JPY	540,856,000	USD	4,818,638	$—	$(2,243)
BNP	03/29/2018	SEK	40,766,580	EUR	4,122,000	24,124	—
CITI	04/06/2018	USD	1,905,791	AUD	2,450,800	—	(6,062)
CSI	03/12/2018	GBP	972,000	USD	1,315,482	—	(8)
DUB	01/18/2018	USD	3,833,000	MXN	73,187,302	124,297	—
DUB	03/16/2018	EUR	4,105,000	PLN	17,399,864	—	(51,871)
DUB	03/22/2018	SEK	40,752,153	EUR	4,122,000	22,441	—
DUB	04/13/2018	USD	4,966,891	AUD	6,531,000	—	(127,850)
GSI	01/22/2018	INR	1,650,145,000	USD	25,009,776	775,098	—
GSI	01/25/2018	USD	11,245,231	AUD	14,362,000	39,082	—
GSI	03/15/2018	JPY	647,929,000	USD	5,738,567	33,894	—
JPM	02/08/2018	GBP	3,690,000	USD	4,852,904	135,617	—
JPM	02/16/2018	GBP	3,690,000	USD	4,854,011	135,661	—
JPM	02/22/2018	USD	4,393,535	NZD	6,143,000	42,943	—
JPM	02/22/2018	NZD	6,143,000	USD	4,233,295	117,297	—
JPM	02/23/2018	GBP	3,678,000	USD	4,839,237	135,213	—
MSCS	01/26/2018	NOK	30,953,000	USD	3,878,628	—	(105,679)
UBS	01/11/2018	USD	4,763,000	MXN	88,514,163	271,040	—
UBS	02/26/2018	USD	954,609	EUR	805,000	—	(14,458)
UBS	03/15/2018	EUR	7,632,000	USD	9,010,339	188,419	—
UBS	03/16/2018	EUR	5,883,000	USD	6,965,737	125,451	—
UBS	04/12/2018	EUR	7,653,000	USD	9,052,734	188,092	—

Total						$2,358,669	$(308,171)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Obligations	13.4%	$294,316,044
Foreign Government Obligations	8.4	183,874,412
Banks	4.3	93,168,720
Oil, Gas & Consumable Fuels	3.9	85,151,311
International Commodity Funds	3.4	73,977,416
Chemicals	2.8	60,755,231
Software	2.4	53,534,080
Capital Markets	2.2	48,997,439
Pharmaceuticals	2.2	48,886,712
Diversified Telecommunication Services	2.2	47,955,157
Media	2.1	45,071,937
Internet Software & Services	2.0	44,255,370
Health Care Providers & Services	1.7	37,130,651
Food Products	1.6	35,946,354
Technology Hardware, Storage & Peripherals	1.6	34,715,866

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Insurance	1.5%		$32,219,999
Auto Components	1.5		32,080,520
Health Care Equipment & Supplies	1.4		30,580,615
IT Services	1.2		25,733,266
Semiconductors & Semiconductor Equipment	1.2		25,228,137
Real Estate Management & Development	1.0		22,495,995
Road & Rail	1.0		20,820,261
Airlines	0.9		20,245,807
Wireless Telecommunication Services	0.9		20,103,845
Internet & Direct Marketing Retail	0.9		19,947,676
Multi-Utilities	0.9		18,952,971
Machinery	0.8		17,731,864
Specialty Retail	0.8		17,279,830
Electric Utilities	0.8		17,216,594
Industrial Conglomerates	0.7		15,209,244
Automobiles	0.7		14,654,113
Aerospace & Defense	0.7		14,200,404
Biotechnology	0.5		11,606,707
Hotels, Restaurants & Leisure	0.5		11,151,737
Household Durables	0.5		10,684,865
Communications Equipment	0.5		10,514,533
Personal Products	0.4		9,618,769
Building Products	0.4		9,592,553
Beverages	0.4		9,213,509
Equity Real Estate Investment Trusts	0.4		9,157,435
Electrical Equipment	0.4		8,677,588
Construction & Engineering	0.4		8,093,504
Gas Utilities	0.4		7,699,555
Food & Staples Retailing	0.3		6,860,907
Electronic Equipment, Instruments & Components	0.3		6,053,382
Over-the-Counter Options Purchased	0.2		5,405,379
Energy Equipment & Services	0.2		4,354,246
Containers & Packaging	0.2		4,202,818
Multiline Retail	0.2		4,003,909
Textiles, Apparel & Luxury Goods	0.2		3,834,041
Independent Power & Renewable Electricity Producers	0.2		3,751,046
Consumer Finance	0.2		3,510,301
Diversified Financial Services	0.1		3,211,750
Paper & Forest Products	0.1		3,188,948
Internet & Catalog Retail	0.1		2,696,736
Tobacco	0.1		2,678,893
Professional Services	0.1		2,591,643
Metals & Mining	0.1		2,408,818
Over-the-Counter Foreign Exchange Options Purchased	0.1		1,787,460
Construction Materials	0.0	(A)	803,694
Household Products	0.0	(A)	700,580
Life Sciences Tools & Services	0.0	(A)	677,967
Transportation Infrastructure	0.0	(A)	477,635
Distributors	0.0	(A)	443,204
Over-the-Counter Interest Rate Swaptions Purchased	0.0	(A)	424,254
Trading Companies & Distributors	0.0	(A)	374,390
Air Freight & Logistics	0.0	(A)	54,371
Diversified Consumer Services	0.0	(A)	39,762
Marine	0.0	(A)	34,400
Commercial Services & Supplies	0.0	(A)	31,955
Short-Term Investments	21.4		469,211,083

Total Investments and Securities Sold Short	100.0%		$2,192,262,168

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (V)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (W)	Value
ASSETS
Investments
Convertible Bonds	$—	$6,584,911	$628,560	$7,213,471
Corporate Debt Securities	—	73,697,279	—	73,697,279
Foreign Government Obligations	—	183,874,412	—	183,874,412
Loan Assignments	—	5,110,937	—	5,110,937
U.S. Government Obligations	—	294,316,044	—	294,316,044
Common Stocks	590,671,921	454,686,450	—	1,045,358,371
Convertible Preferred Stocks (X)	17,547,535	—	2,290,907	19,838,442
Preferred Stocks	3,722,068	40,896	5,461,532	9,224,496
Exchange-Traded Funds	73,977,416	—	—	73,977,416
Master Limited Partnership	2,816,376	—	—	2,816,376
Warrants	—	6,748	—	6,748
Short-Term U.S. Government Obligations	—	236,895,496	—	236,895,496
Securities Lending Collateral	223,696,285	—	—	223,696,285
Repurchase Agreement	—	8,619,302	—	8,619,302
Over-the-Counter Options Purchased	—	5,405,379	—	5,405,379
Over-the-Counter Foreign Exchange Options Purchased	—	1,787,460	—	1,787,460
Over-the-Counter Interest Rate Swaptions Purchased	—	424,254	—	424,254

Total Investments	$912,431,601	$1,271,449,568	$8,380,999	$2,192,262,168

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$206,816	$—	$206,816
Centrally Cleared Interest Rate Swap Agreements	—	513,632	—	513,632
Over-the-Counter Cross Currency Swap Agreements	—	1,321,047	—	1,321,047
Over-the-Counter Total Return Swap Agreements	—	3,657,211	—	3,657,211
Futures Contracts (Y)	132,632	—	—	132,632
Forward Foreign Currency Contracts (Y)	—	2,358,669	—	2,358,669

Total Other Financial Instruments	$132,632	$8,057,375	$—	$8,190,007

LIABILITIES
Other Financial Instruments
Over-the-Counter Options Written	$—	$(1,435,575)	$—	$(1,435,575)
Over-the-Counter Foreign Exchange Options Written	—	(5,450)	—	(5,450)
Over-the-Counter Interest Rate Swaptions Written	—	(342,943)	—	(342,943)
Centrally Cleared Interest Rate Swap Agreements	—	(73,543)	—	(73,543)
Over-the-Counter Credit Default Swap Agreements	—	(452,992)	—	(452,992)
Futures Contracts (Y)	(2,157)	—	—	(2,157)
Forward Foreign Currency Contracts (Y)	—	(308,171)	—	(308,171)

Total Other Financial Instruments	$(2,157)	$(2,618,674)	$—	$(2,620,831)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Over-the-Counter Options Purchased (P)	$330,252	$—	$—	$—
Over-the-Counter Options Written (P)	(8,593)	—	—	—

Total	$321,659	$—	$—	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2017, the total value of such securities is $631,820, representing less than 0.1% of the Portfolio net assets.
(C)	Non-income producing securities.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $51,195,022, representing 2.6% of the Portfolio’s net assets.
(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $13,319,992 or 0.7% of the Portfolio’s net assets.
(F)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $25,722,958, representing 1.3% of the Portfolio’s net assets.
(G)	Securities in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2017, the total value of such securities is $1,753,533, representing 0.1% of the Portfolio net assets.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $8,387,747, representing 0.4% of the Portfolio’s net assets.
(I)	Securities are Level 3 of the fair value hierarchy.
(J)	All or a portion of the securities are on loan. The total value of all securities on loan is $218,728,535. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(K)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(L)	Perpetual maturity. The date displayed is the next call date.
(M)	Restricted securities. At December 31, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/02/2014	$3,285,009	$2,290,907	0.1%
Preferred Stocks	Palantir Technologies, Inc., 0.00%	05/02/2014	1,304,158	1,206,292	0.1
Preferred Stocks	Uber Technologies, Inc., 0.00%	05/02/2014	2,002,180	4,255,240	0.2

Total			$6,591,347	$7,752,439	0.4%

(N)	Rates disclosed reflect the yields at December 31, 2017.
(O)	Security deemed worthless.
(P)	Transferred from Level 1 to 2 due to the unavailability of quoted market prices in active markets on December 31, 2017.
(Q)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(R)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(S)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(T)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(U)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(V)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(W)	Level 3 securities were not considered significant to the Portfolio.
(X)	For the year ended December 31, 2017, the valuation technique changed for certain investments in convertible preferred stocks with a total value of $2,290,907 from a hybrid model using Market Comparable Companies to a Market Transaction. The most recent comparable market transaction available determined to represent a more relevant measure of fair value.
(Y)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
INR	Indian Rupee
JPY	Japanese Yen
MXN	Mexican Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSI	Credit Suisse International
DUB	Deutsche Bank AG
GSC	Goldman Sachs & Co.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
MSCS	Morgan Stanley Capital Services Inc.
SG	Societe Generale
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CNX	Nifty CRISIL NSE Index (National Stock Exchange of India’s Benchmark Index)
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
NASDAQ	National Association of Securities Dealers Automated Quotations
REIT	Real Estate Investment Trust
SGX	Singapore Exchange
SPDR	Standard & Poor’s Depositary Receipt
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $1,999,294,957) (including securities loaned of $218,728,535)	$2,183,642,866
Repurchase agreement, at value (cost $8,619,302)	8,619,302
Cash	61,928
Cash collateral pledged at broker:
Securities sold short	290
Centrally cleared swap agreements	944,000
Futures contracts	219,420
Foreign currency, at value (cost $87,802)	85,909
Receivables and other assets:
Shares of beneficial interest sold	127,771
Investments sold	1,229,610
Interest	4,956,041
Dividends	905,487
Tax reclaims	233,573
Net income from securities lending	117,807
Variation margin receivable on centrally cleared swap agreements	96,206
Variation margin receivable on futures contracts	1,068,557
OTC swap agreements, at value	4,978,258
Unrealized appreciation on forward foreign currency contracts	2,358,669

Total assets	2,209,645,694

Liabilities:
Cash collateral received at broker:
OTC derivatives (A)	10,739,992
Payables and other liabilities:
Shares of beneficial interest redeemed	91,945
Investments purchased	1,910,626
Investment management fees	1,180,733
Distribution and service fees	305,344
Transfer agent costs	6,814
Trustees, CCO and deferred compensation fees	1,765
Audit and tax fees	28,166
Custody fees	201,840
Legal fees	18,591
Printing and shareholder reports fees	128,055
Dividends from securities sold short	12,440
Other	12,151
Collateral for securities on loan	223,696,285
Written options and swaptions, at value (premium received $3,837,331)	1,783,968
OTC swap agreements, at value	452,992
Unrealized depreciation on forward foreign currency contracts	308,171

Total liabilities	240,879,878

Net assets	$1,968,765,816

Net assets consist of:
Capital stock ($0.01 par value)	$1,523,980
Additional paid-in capital	1,740,618,778
Undistributed (distributions in excess of) net investment income (loss)	16,979,016
Accumulated net realized gain (loss)	15,752,871
Net unrealized appreciation (depreciation) on:
Investments	184,368,076
Written options and swaptions	2,053,363
Swap agreements	5,259,821
Futures contracts	130,475
Forward foreign currency contracts	2,050,498
Translation of assets and liabilities denominated in foreign currencies	28,938

Net assets	$1,968,765,816

Net assets by class:
Initial Class	$525,413,216
Service Class	1,443,352,600

Shares outstanding:
Initial Class	55,599,020
Service Class	96,798,941

Net asset value and offering price per share:
Initial Class	$9.45
Service Class	14.91

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

CONSOLIDATED STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$22,363,498
Interest income	17,915,044
Net income (loss) from securities lending	825,521
Withholding taxes on foreign income	(1,319,046)

Total investment income	39,785,017

Expenses:
Investment management fees	13,870,467
Distribution and service fees:
Service Class	3,511,431
Transfer agent costs	26,881
Trustees, CCO and deferred compensation fees	51,109
Audit and tax fees	51,090
Custody fees	983,038
Legal fees	201,068
Printing and shareholder reports fees	142,326
Dividends, interest and fees for borrowings from securities sold short	383,961
Other	51,816

Total expenses before waiver and/or reimbursement and recapture	19,273,187

Expenses waived and/or reimbursed:
Subsidiary level	(503,691)

Net expenses	18,769,496

Net investment income (loss)	21,015,521

Net realized gain (loss) on:
Investments	52,904,304
Securities sold short	(142,540)
Written options and swaptions	3,620,398
Swap agreements	262,941
Futures contracts	(3,045,174)
Forward foreign currency contracts	5,395,566
Foreign currency transactions	1,535,221

Net realized gain (loss)	60,530,716

Net change in unrealized appreciation (depreciation) on:
Investments	159,649,641
Securities sold short	503,417
Written options and swaptions	3,377,934
Swap agreements	2,875,213
Futures contracts	135,141
Forward foreign currency contracts	(9,356,739)
Translation of assets and liabilities denominated in foreign currencies	87,121

Net change in unrealized appreciation (depreciation)	157,271,728

Net realized and change in unrealized gain (loss)	217,802,444

Net increase (decrease) in net assets resulting from operations	$238,817,965

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$21,015,521	$19,447,928
Net realized gain (loss)	60,530,716	(35,270,780)
Net change in unrealized appreciation (depreciation)	157,271,728	93,776,483

Net increase (decrease) in net assets resulting from operations	238,817,965	77,953,631

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(9,877,765)	(4,020,899)
Service Class	(15,194,447)	(4,831,437)

Total dividends and/or distributions from net investment income	(25,072,212)	(8,852,336)

Net realized gains:
Initial Class	—	(3,780,845)
Service Class	—	(7,484,767)

Total dividends and/or distributions from net realized gains	—	(11,265,612)

Total dividends and/or distributions to shareholders	(25,072,212)	(20,117,948)

Capital share transactions:
Proceeds from shares sold:
Initial Class	36,131,875	45,854,149
Service Class	28,938,597	92,410,831

	65,070,472	138,264,980

Dividends and/or distributions reinvested:
Initial Class	9,877,765	7,801,744
Service Class	15,194,447	12,316,204

	25,072,212	20,117,948

Cost of shares redeemed:
Initial Class	(8,385,665)	(4,878,021)
Service Class	(92,479,829)	(54,599,477)

	(100,865,494)	(59,477,498)

Net increase (decrease) in net assets resulting from capital share transactions	(10,722,810)	98,905,430

Net increase (decrease) in net assets	203,022,943	156,741,113

Net assets:
Beginning of year	1,765,742,873	1,609,001,760

End of year	$1,968,765,816	$1,765,742,873

Undistributed (distributions in excess of) net investment income (loss)	$16,979,016	$22,448,639

Capital share transactions - shares:
Shares issued:
Initial Class	3,962,642	5,671,617
Service Class	2,064,710	7,192,620

	6,027,352	12,864,237

Shares reinvested:
Initial Class	1,092,673	922,192
Service Class	1,064,037	928,124

	2,156,710	1,850,316

Shares redeemed:
Initial Class	(965,363)	(581,659)
Service Class	(6,488,924)	(4,260,976)

	(7,454,287)	(4,842,635)

Net increase (decrease) in shares outstanding:
Initial Class	4,089,952	6,012,150
Service Class	(3,360,177)	3,859,768

	729,775	9,871,918

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class

	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$8.47	$8.24		$9.92	$10.43		$9.39

Investment operations:
Net investment income (loss) (A) (B)	0.12	0.11	(C)	0.10	0.11		0.27
Net realized and unrealized gain (loss)	1.05	0.28		(0.19)	0.11		1.08

Total investment operations	1.17	0.39		(0.09)	0.22		1.35

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.08)		(0.29)	(0.30)		(0.19)
Net realized gains	—	(0.08)		(1.30)	(0.43)		(0.12)

Total dividends and/or distributions to shareholders	(0.19)	(0.16)		(1.59)	(0.73)		(0.31)

Net asset value, end of year	$9.45	$8.47		$8.24	$9.92		$10.43

Total return (D)	13.75%	4.69%		(0.88)%	2.09%		14.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$525,413	$436,406		$374,668	$122,871		$5,587
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.84%	0.83%		0.82%	0.78%		0.10%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	0.81%	0.81	%(C)	0.81%	0.77%		0.05%
Including waiver and/or reimbursement and recapture, excluding dividends, interest and fees for borrowings from securities sold short	0.79%	0.80	%(C)	0.80%	0.77	%(F)	0.05%
Net investment income (loss) to average net assets (B)	1.30%	1.35	%(C)	1.13%	1.08%		2.66%
Portfolio turnover rate (G)	114%	120%		79%	47	%(H)	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in-kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:

	Service Class

	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$13.27	$12.82		$14.55	$14.98		$13.35

Investment operations:
Net investment income (loss) (A) (B)	0.15	0.14	(C)	0.13	0.09		0.29
Net realized and unrealized gain (loss)	1.64	0.44		(0.31)	0.18		1.62

Total investment operations	1.79	0.58		(0.18)	0.27		1.91

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.05)		(0.25)	(0.27)		(0.16)
Net realized gains	—	(0.08)		(1.30)	(0.43)		(0.12)

Total dividends and/or distributions to shareholders	(0.15)	(0.13)		(1.55)	(0.70)		(0.28)

Net asset value, end of year	$14.91	$13.27		$12.82	$14.55		$14.98

Total return (D)	13.49%	4.56%		(1.23)%	1.74%		14.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,443,353	$1,329,337		$1,234,334	$1,283,518		$1,321,781
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.09%	1.08%		1.07%	0.83%		0.35%
Including waiver and/or reimbursement and recapture, including dividends, interest and fees for borrowings from securities sold short	1.06%	1.06	%(C)	1.06%	0.81%		0.30%
Including waiver and/or reimbursement and recapture, excluding dividends, interest, and fees for borrowings from securities sold short	1.04%	1.05	%(C)	1.05%	0.81	%(F)	0.30%
Net investment income (loss) to average net assets (B)	1.05%	1.10	%(C)	0.90%	0.62%		2.06%
Portfolio turnover rate (G)	114%	120%		79%	47	%(H)	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Dividends and interest from securities sold short rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Excludes investment securities received in-kind.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Global Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

Transamerica Cayman Blackrock Global Allocation, Ltd. is a wholly-owned subsidiary which acts as an investment vehicle for the Portfolio. Please reference the Basis for Consolidation section of the Notes to Financial Statements for more information.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. BASIS FOR CONSOLIDATION

Transamerica Cayman Blackrock Global Allocation, Ltd. (the “Subsidiary”) entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary, in order that the aggregate total investment advisory fee paid by the Portfolio and its Subsidiary equals the amount of the investment advisory fee that would have been paid by the Portfolio to TAM had the Portfolio not invested assets in the Subsidiary. This management fee waiver, which is reflected in the Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

The following table reflects the net assets of the Subsidiary as a percentage of the Portfolio’s net assets at December 31, 2017:

Value	Percentage of Net Assets
$ 78,494,277	3.99%

3. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SIGNIFICANT ACCOUNTING POLICIES (continued)

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

4. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Consolidated Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITY VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITY VALUATION (continued)

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Warrants: Warrants may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the warrants are priced at zero. Warrants are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

5. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Portfolio to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Portfolio assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Portfolio, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Portfolio that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Portfolio has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Portfolio may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Portfolio held no unsecured loan participations at December 31, 2017. Open secured loan participations and assignments at December 31, 2017, if any, are included within the Consolidated Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. SECURITIES AND OTHER INVESTMENTS (continued)

income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified in the Consolidated Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Consolidated Schedule of Investments.

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Consolidated Statement of Operations. Net income from securities lending within the Consolidated Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Consolidated Schedule of Investments, and as part of Repurchase agreements, at value within the Consolidated Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Consolidated Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Consolidated Schedule of Investments and Consolidated Statement of Assets and Liabilities.

Short sales: A short sale is a transaction in which the Portfolio sells securities it does not own, but has borrowed, in anticipation of a decline in the fair market value of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio’s obligation to replace the securities borrowed in connection with a short sale is fully secured by collateral deposited with the custodian. In addition, the Portfolio considers the short sale to be a borrowing by the Portfolio that is subject to the asset coverage requirements of the 1940 Act. Short sales represent an aggressive trading practice with a high risk/return potential, and short sales involve special considerations. Risks of short sales include that possible losses from short sales may be unlimited (e.g., if the price of stocks sold short rises), whereas losses from direct purchases of securities are limited to the total amount invested, and the Portfolio may be unable to replace borrowed securities sold short.

The Portfolio investing in short sales is liable for any dividends and/or interest payable on securities in a short position and these payables, if any, are reflected as Dividends and interest payable from securities sold short in the Consolidated Statement of Assets and Liabilities. The Portfolio also bears other costs, such as charges for the prime brokerage accounts, in connection with short positions. These costs are reported as Dividends and interest from securities sold short on the Consolidated Statement of Operations.

Open short sale transactions at December 31, 2017, if any, are included within the Consolidated Schedule of Investments and are reflected as a liability in the Consolidated Statement of Assets and Liabilities .

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$26,575,043	$—	$—	$—	$26,575,043
Corporate Debt Securities	4,917,790	—	—	—	4,917,790
Foreign Government Obligations	1,433,313	—	—	—	1,433,313
U.S. Government Obligations	190,770,139	—	—	—	190,770,139
Total Securities Lending Transactions	$223,696,285	$—	$—	$—	$223,696,285
Total Borrowings	$223,696,285	$—	$—	$—	$223,696,285

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Consolidated Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2017, if any, are included within the Consolidated Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Consolidated Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Consolidated Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Consolidated Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Consolidated Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) Swap agreements within the Consolidated Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Consolidated Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Cross-currency swap agreements: The Portfolio is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. The Portfolio enters into cross-currency swap agreements to gain or reduce exposure to foreign currencies or to hedge against foreign currency exchange rate and/or interest rate risk. Cross-currency swap agreements are interest rate swap agreements in which two parties agree to exchange cash flows based on the notional amounts of two different currencies. The Portfolio with cross currency swap agreements can elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swap agreements can also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Consolidated Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Consolidated Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Consolidated Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Consolidated Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Consolidated Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Consolidated Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Consolidated Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Consolidated Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Consolidated Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Consolidated Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$424,254	$1,787,460	$5,405,379	$—	$—	$7,617,093
Centrally cleared swap agreements, at value (B) (C)	513,632	—	—	206,816	—	720,448
OTC swap agreements, at value	—	1,321,047	3,657,211	—	—	4,978,258
Net unrealized appreciation on futures contracts (B) (D)	—	—	132,632	—	—	132,632
Unrealized appreciation on forward foreign currency contracts	—	2,358,669	—	—	—	2,358,669
Total	$937,886	$5,467,176	$9,195,222	$206,816	$—	$15,807,100

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(342,943)	$(5,450)	$(1,435,575)	$—	$—	$(1,783,968)
Centrally cleared swap agreements, at value (B) (C)	(73,543)	—	—	—	—	(73,543)
OTC swap agreements, at value	—	—	—	(452,992)	—	(452,992)
Net unrealized depreciation on futures contracts (B) (D)	—	—	(2,157)	—	—	(2,157)
Unrealized depreciation on forward foreign currency contracts	—	(308,171)	—	—	—	(308,171)
Total	$(416,486)	$(313,621)	$(1,437,732)	$(452,992)	$—	$(2,620,831)

(A)	Included within Investments, at value on the Consolidated Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Consolidated Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(531,392)	$(1,570,489)	$6,280,708	$—	$(1,269,351)	$2,909,476
Written options and swaptions	(522,358)	2,931,297	591,212	—	620,247	3,620,398
Swap agreements	(922,209)	332,117	386,368	466,665	—	262,941
Futures contracts	—	—	(3,045,174)	—	—	(3,045,174)
Forward foreign currency contracts	—	5,395,566	—	—	—	5,395,566
Total	$(1,975,959)	$7,088,491	$4,213,114	$466,665	$(649,104)	$9,143,207

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Portfolio/Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(2,001,786)	$(504,876)	$(9,431,510)	$—	$—	$(11,938,172)
Written options and swaptions	2,130,073	641,484	611,265	—	(4,888)	3,377,934
Swap agreements	1,894,947	(1,038,970)	2,456,670	(437,434)	—	2,875,213
Futures contracts	—	—	135,141	—	—	135,141
Forward foreign currency contracts	—	(9,356,739)	—	—	—	(9,356,739)
Total	$2,023,234	$(10,259,101)	$(6,228,434)	$(437,434)	$(4,888)	$(14,906,623)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Consolidated Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments on the Consolidated Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 10,816,708	$ 827,884	$ (1,183,607)	$ (1,941,756)	$ 174,936,850	33,593	(24,706)	$ 58,368,479	$ 78,801,767	$ 5,565,799

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Consolidated Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Consolidated Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Consolidated Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Consolidated Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$1,515,324	$(199,951)	$(1,315,373)	$—	$199,951	$(199,951)	$—	$—
Barclays Bank PLC	792,490	(631,439)	(52,727)	108,324	631,439	(631,439)	—	—
BNP Paribas	3,775,666	(24,597)	(3,751,069)	—	24,597	(24,597)	—	—
Citibank N.A.	367,148	(44,152)	(322,996)	—	44,152	(44,152)	—	—
Credit Suisse International	—	—	—	—	8	—	—	8
Deutsche Bank AG	300,929	(296,847)	(4,082)	—	296,847	(296,847)	—	—
Goldman Sachs & Co.	353,080	(287,287)	—	65,793	287,287	(287,287)	—	—
Goldman Sachs International	1,272,643	(55,656)	(271,776)	945,211	55,656	(55,656)	—	—
JPMorgan Chase Bank, NA.	603,488	—	—	603,488	—	—	—	—
Morgan Stanley Capital Services Inc.	647,942	(150,694)	(497,248)	—	150,694	(150,694)	—	—
Societe Generale	163,976	—	(163,976)	—	—	—	—	—
UBS AG	5,161,334	(854,500)	(2,586,081)	1,720,753	854,500	(854,500)	—	—
Other Derivatives (C)	853,080	—	—	853,080	75,700	—	—	75,700

Total	$15,807,100	$(2,545,123)	$(8,965,328)	$4,296,649	$2,620,831	$(2,545,123)	$—	$75,708

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Consolidated Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Consolidated Schedule of Investments.

8. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

9. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA,

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $3 billion	0.71%
Over $3 billion up to $5 billion	0.70%
Over $5 billion	0.69%

Transamerica Cayman BlackRock Global Allocation, Ltd. entered into a separate contract with TAM for the management of the Subsidiary pursuant to which the Subsidiary pays TAM a fee that is the same, as a percentage of net assets, as the management fee of the Portfolio. TAM has contractually agreed to waive a portion of the Portfolio’s management fee in an amount equal to the management fee paid to TAM by the Subsidiary. This management fee waiver, which is reflected in Portfolio expense waiver and/or reimbursement on the Consolidated Statement of Operations, may not be discontinued by TAM as long as its contract with the Subsidiary is in place.

For the year ended December 31, 2017, the amount waived was $503,691 for the Subsidiary, and are not subject to recapture.

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Consolidated Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Consolidated Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Consolidated Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Consolidated Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Consolidated Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Consolidated Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Consolidated Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

10. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	98.76%	98.76%
Service Class	1	94.98%	94.98%

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 729,771,296	$ 1,302,563,865	$ 814,362,536	$ 1,130,194,996

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Consolidated Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, swaps, passive foreign investment company inclusions, defaulted bonds, interest written off, option straddle deferrals and prior year subpar F income. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss, passive foreign investment company gains and losses, convertible bonds, defaulted bonds, prior period adjustments and CCP clearing fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (1,001,699)	$ (1,412,932)	$ 2,414,631

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 2,020,356,454	$ 216,675,433	$ (37,342,941)	$ 179,332,492

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $29,230,106.

The tax character of distributions paid may differ from the character of distributions shown within the Consolidated Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 25,072,212	$ —	$ —	$ 14,116,069	$ 6,001,879	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Global Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

12. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 48,061,364	$ —	$ —	$ —	$ (606,370)	$ 179,168,064

13. NEW ACCOUNTING PRONOUNCEMENTS

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

14. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Consolidated Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Global Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Global Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Global Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

MARKET ENVIRONMENT

Despite political uncertainties around the globe, equity markets posted spectacular returns in 2017 with the S&P 500® and the MSCI World ex US both posting over 20% returns and the MSCI Emerging Markets Index returning nearly 40%. Stable global growth coupled with easy monetary policy led to many equity markets hitting all-time highs throughout the year.

In the U.S., equity markets continuously hit new highs throughout the year with the monthly volatility of the S&P 500® Index hitting historically low levels. Momentum continued its rally during Q4 but at a slower pace than earlier in the year, and the iShares Edge MSCI USA Momentum Factor ETF (MTUM) finished 2017 up 37.60%. Value and quality regained footing in Q4, with the iShares Edge MSCI USA Value Factor ETF (VLUE) and the iShares Edge MSCI USA Quality Factor ETF (QUAL) up 8.62% and 7.95%, respectively.

In developed international markets, Eurozone growth continues to strengthen, as the European Central Bank revised its gross domestic product forecast for 2018 to 2.3% from 1.3%. In Japan, despite the geopolitical noise, the equity markets measured by the NIKKEI 225 Index hit its highest level during Q4 since 1996 due in large part to the solid victory of Prime Minister Shinzo Abe’s coalition in the parliamentary elections.

Emerging Market stocks, specifically Asian equities, were the main winners in 2017 due to stronger earnings growth, a weaker dollar and easy global monetary policy. Emerging Market stocks posted their best returns since 2009 and outpaced both U.S. and developed international equities. The MSCI Emerging Markets Gross Returns Index finished the quarter up +7.50%, bringing this year’s gains to +37.75%, nearly double that of the S&P 500 Index (up 21.83% in 2017) and nearly 50% higher than MSCI World Ex USA Gross Returns Index (up 24.81% YTD).

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Smart Beta 50 VP, Service Class returned 12.85%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderate Portfolio Index and the Transamerica BlackRock Smart Beta 50 VP Blended Benchmark, returned 15.15%, and 12.73%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is composed entirely of smart beta equity exchange-traded funds (“ETFs”). The outperformance of the Portfolio was predominantly driven by the exposure to momentum-, quality- and value-oriented strategies. This was offset by the exposure to smaller companies as well as the lower beta positioning achieved through minimum volatility exposures. The overall lower volatility and the strong rally in the global equity markets led to underperformance from the minimum volatility funds.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide the potential for excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S. only the minimum volatility exposure. Specific strategies in the Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earnings and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a six- and 12-month period.

•	Value, which favors companies with cheaper valuations relative to their fundamentals.

•	Size, which favors companies with smaller capitalization.

•	Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The underlying ETFs are designed to capture long-term risk premia. Our goal is to monitor these Underlying ETFs for risk, but not to adjust on an ad-hoc basis or take short-term views on these Underlying ETFs.

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Fund	49.7%
U.S. Equity Funds	37.7
International Equity Funds	12.7
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	12.85%	8.62%	03/21/2016
Dow Jones Moderate Portfolio Index (A)	15.15%	11.66%
Transamerica BlackRock Smart Beta 50 VP Blended Benchmark (B) (C) (D) (E)	12.73%	9.77%

(A) The Dow Jones Moderate Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderate investor risk profile.

(B) The Transamerica BlackRock Smart Beta 50 VP Blended Benchmark is composed of the following benchmarks: 38% MSCI USA Index, 12% MSCI All Country World Index ex-U.S., and 50% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,059.40	$2.91	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 100.1%
International Equity Funds - 12.7%
iShares Edge MSCI Min Vol EAFE ETF	95,897	$ 6,998,563
iShares Edge MSCI Min Vol Emerging Markets ETF	33,759	2,051,197

		9,049,760

U.S. Equity Funds - 37.7%
iShares Edge MSCI Min Vol USA ETF	111,547	5,887,451
iShares Edge MSCI USA Momentum Factor ETF	56,973	5,875,625
iShares Edge MSCI USA Quality Factor ETF	70,821	5,871,061
iShares Edge MSCI USA Size Factor ETF	39,974	3,352,619

	Shares	Value
EXCHANGE-TRADED FUNDS (continued)
U.S. Equity Funds (continued)
iShares Edge MSCI USA Value Factor ETF	70,216	$ 5,871,462

		26,858,218

U.S. Fixed Income Fund - 49.7%
iShares Core U.S. Aggregate Bond ETF	324,384	35,464,903

Total Exchange-Traded Funds (Cost $66,103,467)		71,372,881

Total Investments (Cost $66,103,467)		71,372,881
Net Other Assets (Liabilities) - (0.1)%		(44,183)

Net Assets - 100.0%		$ 71,328,698

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$71,372,881	$—	$—	$71,372,881

Total Investments	$71,372,881	$—	$—	$71,372,881

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $66,103,467)	$71,372,881
Cash	9,458
Receivables and other assets:
Investments sold	1,024,435
Dividends	162

Total assets	72,406,936

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,944
Investments purchased	1,027,876
Investment management fees	14,720
Distribution and service fees	15,038
Transfer agent costs	233
Trustees, CCO and deferred compensation fees	43
Audit and tax fees	14,404
Custody fees	2,169
Legal fees	593
Printing and shareholder reports fees	702
Other	516

Total liabilities	1,078,238

Net assets	$71,328,698

Net assets consist of:
Capital stock ($0.01 par value)	$62,102
Additional paid-in capital	64,528,024
Undistributed (distributions in excess of) net investment income (loss)	974,394
Accumulated net realized gain (loss)	494,764
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	5,269,414

Net assets	$71,328,698

Shares outstanding	6,210,242

Net asset value and offering price per share	$11.49

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$1,372,829

Total investment income	1,372,829

Expenses:
Investment management fees	186,661
Distribution and service fees	155,550
Transfer agent costs	903
Trustees, CCO and deferred compensation fees	908
Audit and tax fees	17,608
Custody fees	12,585
Legal fees	4,644
Printing and shareholder reports fees	1,897
Other	1,827

Total expenses before waiver and/or reimbursement and recapture	382,583

Expense waived and/or reimbursed	(35,564)
Recapture of previously waived and/or reimbursed fees	1,414

Net expenses	348,433

Net investment income (loss)	1,024,396

Net realized gain (loss) on:
Unaffiliated investments	534,655

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,844,005

Net realized and change in unrealized gain (loss)	6,378,660

Net increase (decrease) in net assets resulting from operations	$7,403,056

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2017	December 31, 2016 (A)
From operations:
Net investment income (loss)	$1,024,396	$415,199
Net realized gain (loss)	534,655	56,513
Net change in unrealized appreciation (depreciation)	5,844,005	(574,591)

Net increase (decrease) in net assets resulting from operations	7,403,056	(102,879)

Dividends and/or distributions to shareholders:
Net investment income	(465,955)	—
Net realized gains	(96,404)	—

Total dividends and/or distributions to shareholders	(562,359)	—

Capital share transactions:
Proceeds from shares sold	24,319,436	46,953,546
Dividends and/or distributions reinvested	562,359	—
Cost of shares redeemed	(5,999,193)	(1,245,268)

Net increase (decrease) in net assets resulting from capital share transactions	18,882,602	45,708,278

Net increase (decrease) in net assets	25,723,299	45,605,399

Net assets:
Beginning of period/year	45,605,399	—

End of period/year	$71,328,698	$45,605,399

Undistributed (distributions in excess of) net investment income (loss)	$974,394	$415,953

Capital share transactions - shares:
Shares issued	2,266,179	4,563,376
Shares reinvested	51,451	—
Shares redeemed	(549,451)	(121,313)

Net increase (decrease) in shares outstanding	1,768,179	4,442,063

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$10.27	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.18	0.20
Net realized and unrealized gain (loss)	1.14	0.07	(D)

Total investment operations	1.32	0.27

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	—
Net realized gains	(0.02)	—

Total dividends and/or distributions to shareholders	(0.10)	—

Net asset value, end of period/year	$11.49	$10.27

Total return (E)	12.85%	2.70	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$71,329	$45,605
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.61%	0.79	%(H)
Including waiver and/or reimbursement and recapture	0.56%	0.56	%(H)
Net investment income (loss) to average net assets (C)	1.65%	2.52	%(H)
Portfolio turnover rate (I)	9%	6	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit		Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56	%(A)	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.31%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years		Total
2016	2017
$ 28,130	$ 4,454	$ 32,584
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 24,885,773	$ 5,270,175

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 66,155,301	$ 5,531,182	$ (313,602)	$ 5,217,580

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 562,359	$ —	$ —	$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,026,073	$ 494,919	$ —	$ —	$ —	$ 5,217,580

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Smart Beta 50 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Smart Beta 50 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Smart Beta 50 VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 50 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 207,295	$ 19,984

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

MARKET ENVIRONMENT

Despite political uncertainties around the globe, equity markets posted spectacular returns in 2017 with the S&P 500® and the MSCI World ex US both posting over 20% returns and the MSCI Emerging Markets Index returning nearly 40%. Stable global growth coupled with easy monetary policy led to many equity markets hitting all-time highs throughout the year.

In the U.S., equity markets continuously hit new highs throughout the year with the monthly volatility of the S&P 500® Index hitting historically low levels. Momentum continued its rally during Q4 but at a slower pace than earlier in the year, and the iShares Edge MSCI USA Momentum Factor ETF (MTUM) finished 2017 up 37.60%. Value and quality regained footing in Q4, with the iShares Edge MSCI USA Value Factor ETF (VLUE) and the iShares Edge MSCI USA Quality Factor ETF (QUAL) up 8.62% and 7.95%, respectively.

In developed international markets, Eurozone growth continues to strengthen, as the European Central Bank revised its GDP forecast for 2018 to 2.3% from 1.3%. In Japan, despite the geopolitical noise, the equity markets measured by the NIKKEI 225 Index hit its highest level during Q4 since 1996 due in large part to the solid victory of Prime Minister Shinzo Abe’s coalition in the parliamentary elections.

Emerging Market stocks, specifically Asian equities, were the main winners in 2017 due to stronger earnings growth, a weaker dollar and easy global monetary policy. Emerging Market stocks posted their best returns since 2009 and outpaced both U.S. and developed international equities. The MSCI Emerging Markets Gross Returns Index finished the quarter up +7.50%, bringing this year’s gains to +37.75%, nearly double that of the S&P 500 Index (up 21.83% in 2017) and nearly 50% higher than MSCI World Ex US Gross Returns Index (up 24.81% YTD).

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Smart Beta 75 VP, Service Class returned 17.96%. By comparison, its primary and secondary benchmarks, the Dow Jones Moderately Aggressive Portfolio Index and the Transamerica BlackRock Smart Beta 75 VP Blended Benchmark, returned 19.08%, and 17.65%, respectively.

STRATEGY REVIEW

The equity allocation of this fund of funds is composed entirely of smart beta equity exchange-traded funds (“ETFs”). The outperformance of the Portfolio was predominantly driven by the exposure to momentum-, quality- and value-oriented strategies. This was offset by the exposure to smaller companies as well as the lower beta positioning achieved through minimum volatility exposures. The overall lower volatility and the strong rally in the global equity markets led to underperformance from the minimum volatility funds.

The smart beta ETFs are focused on rewarded risk factors in the equity space. These risk premia have been shown to provide the potential for excess return and/or lower risk over long investment horizons. Specifically, these factors are: quality, value, (smaller) size, momentum and low volatility. The portfolio has been designed to capture all five of these factor exposures in the U.S., and outside of the U.S. only the minimum volatility exposure. Specific strategies in the Portfolio include:

•	Quality, which is designed to be a defensive position in the market by focusing on companies with stable earning and strong balance sheets.

•	Momentum, which focuses on companies with continued positive trending performance over a 6- and 12-month period.

•	Value, which favors companies with cheaper valuations relative to their fundamentals.

•	Size, which favors companies with smaller capitalization.

•	Minimum volatility, which is designed to provide broad market exposure with lower risk by constructing a portfolio with the lowest possible volatility while maintaining similar characteristics to the broad market such as sector and country weights.

The underlying ETFs are designed to capture long-term risk premia. Our goal is to monitor these Underlying ETFs for risk, but not to adjust on an ad-hoc basis or take short-term views on these Underlying ETFs.

Amy Whitelaw

Alan Mason

Co-Portfolio Managers

BlackRock Investment Management, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	56.5%
U.S. Fixed Income Fund	24.8
International Equity Funds	18.6
Net Other Assets (Liabilities)	0.1
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

(unaudited)

Average Annual Total Return for Period Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Service Class	17.96%	11.78%	03/21/2016
Dow Jones Moderately Aggressive Portfolio Index (A)	19.08%	15.32%
Transamerica BlackRock Smart Beta 75 VP Blended Benchmark (B) (C) (D) (E)	17.65%	13.77%

(A) The Dow Jones Moderately Aggressive Portfolio Index is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent a moderately aggressive investor risk profile.

(B) The Transamerica BlackRock Smart Beta 75 VP Blended Benchmark is composed of the following benchmarks: 56% MSCI USA Index, 19% MSCI All Country World Index ex-U.S., and 25% Bloomberg Barclays US Aggregate Bond Index.

(C) The MSCI USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the performance of the large and mid-cap segments of the U.S. market.

(D) The MSCI All Country World Index ex-U.S. captures large and mid-cap representation across developed and emerging markets countries, excluding the U.S.

(E) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

A portfolio’s performance for very short time periods may not be indicative of future performance.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Smart beta strategies seek to capture broad, consistent drivers of return and to out-perform traditional index strategies. These strategies may not work as intended. The Portfolio may not achieve its objective and may not perform as well as other portfolios using other asset management strategies.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, and their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The underlying portfolios are indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,084.20	$2.94	$1,022.40	$2.85	0.56%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.9%
International Equity Funds - 18.6%
iShares Edge MSCI Min Vol EAFE ETF	76,981	$ 5,618,073
iShares Edge MSCI Min Vol Emerging Markets ETF	27,288	1,658,019

		7,276,092

U.S. Equity Funds - 56.5%
iShares Edge MSCI Min Vol USA ETF	91,429	4,825,623
iShares Edge MSCI USA Momentum Factor ETF	46,643	4,810,293
iShares Edge MSCI USA Quality Factor ETF	58,046	4,812,013
iShares Edge MSCI USA Size Factor ETF	33,567	2,815,264
iShares Edge MSCI USA Value Factor ETF	57,565	4,813,585

		22,076,778

U.S. Fixed Income Fund - 24.8%
iShares Core U.S. Aggregate Bond ETF	88,396	9,664,335

Total Exchange-Traded Funds (Cost $35,276,325)		39,017,205

Total Investments (Cost $35,276,325)		39,017,205
Net Other Assets (Liabilities) - 0.1%		35,862

Net Assets - 100.0%		$ 39,053,067

SECURITY VALUATION:

Valuation Inputs (A)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$39,017,205	$—	$—	$39,017,205

Total Investments	$39,017,205	$—	$—	$39,017,205

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $35,276,325)	$39,017,205
Cash	88,549
Receivables and other assets:
Investments sold	303,888
Dividends	169

Total assets	39,409,811

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	4,305
Investments purchased	320,654
Investment management fees	6,475
Distribution and service fees	8,277
Transfer agent costs	112
Trustees, CCO and deferred compensation fees	28
Audit and tax fees	14,140
Custody fees	1,946
Legal fees	229
Printing and shareholder reports fees	271
Other	307

Total liabilities	356,744

Net assets	$39,053,067

Net assets consist of:
Capital stock ($0.01 par value)	$32,198
Additional paid-in capital	34,589,355
Undistributed (distributions in excess of) net investment income (loss)	464,172
Accumulated net realized gain (loss)	226,462
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	3,740,880

Net assets	$39,053,067

Shares outstanding	3,219,783

Net asset value and offering price per share	$12.13

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$637,685

Total investment income	637,685

Expenses:
Investment management fees	84,779
Distribution and service fees	70,649
Transfer agent costs	385
Trustees, CCO and deferred compensation fees	635
Audit and tax fees	16,924
Custody fees	11,289
Legal fees	1,957
Printing and shareholder reports fees	918
Other	791

Total expenses before waiver and/or reimbursement and recapture	188,327

Expense waived and/or reimbursed	(30,073)

Net expenses	158,254

Net investment income (loss)	479,431

Net realized gain (loss) on:
Unaffiliated investments	247,469

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	3,782,164

Net realized and change in unrealized gain (loss)	4,029,633

Net increase (decrease) in net assets resulting from operations	$4,509,064

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

STATEMENT OF CHANGES IN NET ASSETS

For the period and year ended:

	December 31, 2017	December 31, 2016 (A)
From operations:
Net investment income (loss)	$479,431	$121,787
Net realized gain (loss)	247,469	18,090
Net change in unrealized appreciation (depreciation)	3,782,164	(41,284)

Net increase (decrease) in net assets resulting from operations	4,509,064	98,593

Dividends and/or distributions to shareholders:
Net investment income	(137,263)	—
Net realized gains	(39,097)	—

Total dividends and/or distributions to shareholders	(176,360)	—

Capital share transactions:
Proceeds from shares sold	24,569,698	12,975,714
Dividends and/or distributions reinvested	176,360	—
Cost of shares redeemed	(2,498,189)	(601,813)

Net increase (decrease) in net assets resulting from capital share transactions	22,247,869	12,373,901

Net increase (decrease) in net assets	26,580,573	12,472,494

Net assets:
Beginning of period/year	12,472,494	—

End of period/year	$39,053,067	$12,472,494

Undistributed (distributions in excess of) net investment income (loss)	$464,172	$122,004

Capital share transactions - shares:
Shares issued	2,222,980	1,264,119
Shares reinvested	15,635	—
Shares redeemed	(224,779)	(58,172)

Net increase (decrease) in shares outstanding	2,013,836	1,205,947

(A)	Commenced operations on March 21, 2016.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and year indicated:

	Service Class
	December 31, 2017	December 31, 2016 (A)
Net asset value, beginning of period/year	$10.34	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.19	0.23
Net realized and unrealized gain (loss)	1.66	0.11	(D)

Total investment operations	1.85	0.34

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	—
Net realized gains	(0.01)	—

Total dividends and/or distributions to shareholders	(0.06)	—

Net asset value, end of period/year	$12.13	$10.34

Total return (E)	17.96%	3.40	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$39,053	$12,472
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.67%	1.33	%(H)
Including waiver and/or reimbursement and recapture	0.56%	0.56	%(H)
Net investment income (loss) to average net assets (C)	1.70%	2.87	%(H)
Portfolio turnover rate (I)	10%	11	%(F)

(A)	Commenced operations on March 21, 2016.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rate:

Breakpoints	Rate
First $1 billion	0.30%
Over $1 billion	0.28%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit		Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.56	%(A)	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.31%

(A)	TAM has contractually agreed to waive 0.05% of its management fee through May 1, 2018. These amounts are not subject to recapture by TAM.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2016	2017	Total
$ 30,640	$ 15,943	$ 46,583

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 25,278,771	$ 2,678,939

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 35,305,777	$ 3,720,209	$ (8,781)	$ 3,711,428

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 176,360	$ —	$ —	$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$542,241	$ 177,845	$ —	$ —	$ —	$ 3,711,428

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Smart Beta 75 VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Smart Beta 75 VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Smart Beta 75 VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and its financial highlights for the year ended December 31, 2017 and the period from March 21, 2016 (commencement of operations) through December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Smart Beta 75 VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 154,370	$ 14,986

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

The synchronized expansion in the global economy, ongoing softness in inflation and reduced political risk provided a steady backdrop for strong performance across most asset classes in 2017. The global expansion has been underpinned by a turnaround in export-oriented sectors and manufacturing activity. As economic slack continued to diminish, several central banks moved to modestly tighter monetary policy.

Political uncertainty in Europe over the U.K. referendum to leave the European Union, the Italian referendum and the French presidential election caused concerns early in the year. However, economic data in the region remained broadly resilient to these perceived negative shocks. Emmanuel Macron’s victory in the French election led to a diminution in political risk and was taken as a positive sign by markets.

The second half of 2017 broadly saw a continuation of the economic trends that had prevailed during the first half, as global growth remained firm while inflation trends generally disappointed. The fourth quarter brought growing expectations for a tighter stance on monetary policy from the U.S. Federal Reserve (“Fed”) and long-awaited signs of progress on U.S. fiscal policy. Reflecting the upbeat nature of these developments, global equity markets rallied and bond yields rose, although there were differences across the yield curve, with the more monetary policy-sensitive front end of the curve rising sharply and longer-dated bonds experiencing a more muted rise in yields.

PERFORMANCE

For the year ended December 31, 2017, Transamerica BlackRock Tactical Allocation VP, Service Class returned 11.68%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index and the MSCI EAFE Index, returned 21.13%, 3.54%, and 25.62%, respectively.

STRATEGY REVIEW

Transamerica BlackRock Tactical Allocation VP is a global multi-asset strategy consisting of both exposure to both equities and fixed income. The portfolio management team seeks to generate alpha in two principal ways: 1) via tactical asset allocation across and within asset classes, and 2) by allocating capital to managers that seek to generate alpha via sector and security selection.

The Portfolio outperformed its custom benchmark for the 12-month period. Tactical asset allocation decisions as well as underlying managers contributed to positive active performance. An overweight to the euro (which we took profits on in July) as well as an overweight to European equities (against a corresponding underweight to U.S. equities) held from January through the end of November were primarily responsible for gains from asset allocation. In terms of security selection, most managers outperformed their benchmarks on a net of fee basis. Transamerica Jennison Growth VP was a particular bright spot, delivering significant excess returns net of fees. Conversely, BlackRock Global Allocation VP underperformed its blended benchmark.

The global economy ended 2017 on a strong note. While inflation generally slowed over the course of the year, the combination of robust global growth and higher energy prices may be supportive for equities and for tighter monetary policy across all major regions of the world. After a weaker first-half of the year, U.S. growth momentum accelerated over recent months, even before the recent progress on tax policy. With the tailwind from weakness in the U.S. dollar during the early part of 2017 coupled with higher commodity prices and an economy operating around full capacity, the key issue is the potential for inflation to move closer to the Fed’s targets. Against this backdrop, we remain underweight U.S. fixed income.

Philip Green

Michael Pensky

Co-Portfolio Managers

BlackRock Financial Management, Inc.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	31.7%
U.S. Equity Fund	31.7
U.S. Mixed Allocation Fund	22.2
International Mixed Allocation Fund	7.1
International Equity Fund	7.0
Securities Lending Collateral	1.2
Repurchase Agreement	0.4
International Alternative Fund	0.0 *
Net Other Assets (Liabilities)	(1.3)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	11.68%	6.67%	9.16%	05/01/2009
Russell 3000® Index (A)	21.13%	15.58%	16.26%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	3.95%
MSCI EAFE Index (C)	25.62%	8.39%	10.04%
Initial Class	12.02%	6.94%	6.19%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,051.90	$0.78	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,050.50	2.07	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 3.1%
International Equity Funds - 0.8%
iShares MSCI Eurozone ETF (A)	150,361	$ 6,522,660
iShares MSCI Japan ETF	109,967	6,590,323

		13,112,983

U.S. Equity Fund - 1.1%
SPDR S&P 500 ETF Trust	65,649	17,519,092

U.S. Fixed Income Funds - 1.2%
iShares iBoxx $ High Yield Corporate Bond ETF (A)	122,593	10,697,465
SPDR Bloomberg Barclays High Yield Bond ETF (A)	261,985	9,620,089

		20,317,554

Total Exchange-Traded Funds (Cost $48,525,083)		50,949,629

INVESTMENT COMPANIES - 96.6%
International Alternative Fund - 0.0% (B)
Transamerica Global Allocation Liquidating Trust (C) (D) (E) (F) (G)	79,640	444,568

International Equity Fund - 6.2%
Transamerica MFS International Equity VP (H)	10,168,573	100,770,559

International Mixed Allocation Fund - 7.1%
Transamerica Blackrock Global Allocation VP (H)	12,200,333	115,293,143

U.S. Equity Funds - 30.6%
Transamerica Barrow Hanley Dividend Focused VP (H)	3,581,838	91,874,146
Transamerica Jennison Growth VP (H)	9,048,428	97,451,567
Transamerica JPMorgan Enhanced Index VP (H)	8,411,254	182,355,976
Transamerica JPMorgan Mid Cap Value VP (H)	3,308,470	55,846,978
Transamerica WMC US Growth VP (H)	2,422,373	70,854,411

		498,383,078

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 30.5%
Transamerica JPMorgan Core Bond VP (H)	21,184,024	$ 274,121,272
Transamerica Short-Term Bond (I)	22,354,627	223,546,275

		497,667,547

U.S. Mixed Allocation Fund - 22.2%
Transamerica PIMCO Total Return VP (H)	31,394,626	362,921,872

Total Investment Companies (Cost $1,505,260,738)		1,575,480,767

SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (J)	20,580,317	20,580,317

Total Securities Lending Collateral (Cost $20,580,317)		20,580,317

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.54% (J), dated 12/29/2017, to be repurchased at $6,007,342 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $6,131,742.	$ 6,006,981	6,006,981

Total Repurchase Agreement (Cost $6,006,981)		6,006,981

Total Investments (Cost $1,580,373,119)		1,653,017,694
Net Other Assets (Liabilities) - (1.3)%		(21,546,840)

Net Assets - 100.0%		$ 1,631,470,854

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$50,949,629	$—	$—	$50,949,629
Investment Companies	1,575,036,199	—	—	1,575,036,199
Securities Lending Collateral	20,580,317	—	—	20,580,317
Repurchase Agreement	—	6,006,981	—	6,006,981

Total	$1,646,566,145	$6,006,981	$—	$1,652,573,126

Investment Companies Measured at Net Asset Value (L)				444,568

Total Investments				$1,653,017,694

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $20,136,057. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Non-income producing security.
(D)	Issuer is affiliated with the Portfolio’s investment manager.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $444,568, representing less than 0.1% of the Portfolio’s net assets.
(F)	Illiquid security. At December 31, 2017, the value of such securities amounted to $444,568 or less than 0.1% of the Portfolio’s net assets.
(G)	Restricted security. At December 31, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$819,372	$444,568	0.0	%(B)

(H)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(I)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(J)	Rates disclosed reflect the yields at December 31, 2017.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $1,505,260,738)	$1,575,480,767
Unaffiliated investments, at value (cost $69,105,400) (including securities loaned of $20,136,057)	71,529,946
Repurchase agreement, at value (cost $6,006,981)	6,006,981
Cash	18
Receivables and other assets:
Shares of beneficial interest sold	5,589
Interest	270
Dividends	504,777
Net income from securities lending	3,449

Total assets	1,653,531,797

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	429,177
Investments purchased	378,969
Investment management fees	169,435
Distribution and service fees	340,499
Transfer agent costs	5,825
Trustees, CCO and deferred compensation fees	1,587
Audit and tax fees	26,073
Custody fees	4,451
Legal fees	16,940
Printing and shareholder reports fees	66,243
Other	41,427
Collateral for securities on loan	20,580,317

Total liabilities	22,060,943

Net assets	$1,631,470,854

Net assets consist of:
Capital stock ($0.01 par value)	$1,023,715
Additional paid-in capital	1,478,030,836
Undistributed (distributions in excess of) net investment income (loss)	15,145,843
Accumulated net realized gain (loss)	64,625,885
Net unrealized appreciation (depreciation) on:
Affiliated investments	70,220,029
Unaffiliated investments	2,424,546

Net assets	$1,631,470,854

Net assets by class:
Initial Class	$28,202,398
Service Class	1,603,268,456

Shares outstanding:
Initial Class	2,829,387
Service Class	99,542,140

Net asset value and offering price per share:
Initial Class	$9.97
Service Class	16.11

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$18,956,504
Dividend income from unaffiliated investments	2,439,530
Interest income from unaffiliated investments	4,489
Net income (loss) from securities lending	126,992

Total investment income	21,527,515

Expenses:
Investment management fees	1,986,580
Distribution and service fees:
Service Class	3,990,887
Transfer agent costs	23,298
Trustees, CCO and deferred compensation fees	43,867
Audit and tax fees	43,454
Custody fees	25,664
Legal fees	116,208
Printing and shareholder reports fees	60,438
Other	36,303

Total expenses	6,326,699

Net investment income (loss)	15,200,816

Net realized gain (loss) on:
Affiliated investments	27,811,963
Unaffiliated investments	11,569,091
Distributions received from affiliated investments	29,232,949

Net realized gain (loss)	68,614,003

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	93,446,649
Unaffiliated investments	1,936,899

Net change in unrealized appreciation (depreciation)	95,383,548

Net realized and change in unrealized gain (loss)	163,997,551

Net increase (decrease) in net assets resulting from operations	$179,198,367

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$15,200,816	$24,054,742
Net realized gain (loss)	68,614,003	26,136,399
Net change in unrealized appreciation (depreciation)	95,383,548	24,435,381

Net increase (decrease) in net assets resulting from operations	179,198,367	74,626,522

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(749,127)	(1,081,216)
Service Class	(23,355,868)	(35,500,987)

Total dividends and/or distributions from net investment income	(24,104,995)	(36,582,203)

Net realized gains:
Initial Class	(727,426)	(1,421,058)
Service Class	(26,407,489)	(51,659,643)

Total dividends and/or distributions from net realized gains	(27,134,915)	(53,080,701)

Total dividends and/or distributions to shareholders	(51,239,910)	(89,662,904)

Capital share transactions:
Proceeds from shares sold:
Initial Class	864,770	1,181,159
Service Class	14,225,294	48,245,555

	15,090,064	49,426,714

Dividends and/or distributions reinvested:
Initial Class	1,476,553	2,502,274
Service Class	49,763,357	87,160,630

	51,239,910	89,662,904

Cost of shares redeemed:
Initial Class	(3,279,519)	(2,973,415)
Service Class	(143,793,808)	(74,634,026)

	(147,073,327)	(77,607,441)

Net increase (decrease) in net assets resulting from capital share transactions	(80,743,353)	61,482,177

Net increase (decrease) in net assets	47,215,104	46,445,795

Net assets:
Beginning of year	1,584,255,750	1,537,809,955

End of year	$1,631,470,854	$1,584,255,750

Undistributed (distributions in excess of) net investment income (loss)	$15,145,843	$24,050,022

Capital share transactions - shares:
Shares issued:
Initial Class	87,494	121,938
Service Class	925,235	3,198,064

	1,012,729	3,320,002

Shares reinvested:
Initial Class	154,290	265,352
Service Class	3,214,687	5,830,143

	3,368,977	6,095,495

Shares redeemed:
Initial Class	(334,697)	(308,425)
Service Class	(9,173,665)	(4,977,654)

	(9,508,362)	(5,286,079)

Net increase (decrease) in shares outstanding:
Initial Class	(92,913)	78,865
Service Class	(5,033,743)	4,050,553

	(5,126,656)	4,129,418

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.40	$9.80		$10.93	$10.91	$10.11

Investment operations:
Net investment income (loss) (A) (B)	0.12	0.17	(C)	0.27	0.31	0.23
Net realized and unrealized gain (loss)	0.98	0.34		(0.27)	0.26	1.02

Total investment operations	1.10	0.51		—	0.57	1.25

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.39)		(0.32)	(0.23)	(0.22)
Net realized gains	(0.26)	(0.52)		(0.81)	(0.32)	(0.23)

Total dividends and/or distributions to shareholders	(0.53)	(0.91)		(1.13)	(0.55)	(0.45)

Net asset value, end of year	$9.97	$9.40		$9.80	$10.93	$10.91

Total return (D)	12.02%	5.16%		0.06%	5.35%	12.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,202	$27,478		$27,879	$30,241	$5,063
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.14%	0.14%		0.14%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.14%	0.14	%(C)	0.14%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	1.18%	1.78	%(C)	2.57%	2.85%	2.19%
Portfolio turnover rate (F)	15%	18%		8%	44%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.89	$15.02		$16.14	$15.87	$14.53

Investment operations:
Net investment income (loss) (A) (B)	0.15	0.23	(C)	0.37	0.32	0.29
Net realized and unrealized gain (loss)	1.56	0.51		(0.39)	0.48	1.48

Total investment operations	1.71	0.74		(0.02)	0.80	1.77

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.35)		(0.29)	(0.21)	(0.20)
Net realized gains	(0.26)	(0.52)		(0.81)	(0.32)	(0.23)

Total dividends and/or distributions to shareholders	(0.49)	(0.87)		(1.10)	(0.53)	(0.43)

Net asset value, end of year	$16.11	$14.89		$15.02	$16.14	$15.87

Total return (D)	11.68%	4.91%		(0.12)%	5.07%	12.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,603,269	$1,556,778		$1,509,931	$1,496,764	$1,156,614
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.39%	0.39%		0.39%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.39%	0.39	%(C)	0.39%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	0.93%	1.53	%(C)	2.35%	1.99%	1.90%
Portfolio turnover rate (F)	15%	18%		8%	44%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2017. No individual fund has a significant holding in the Navigator.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$20,580,317	$—	$—	$—	$20,580,317
Total Borrowings	$20,580,317	$—	$—	$—	$20,580,317

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Barrow Hanley Dividend Focused VP	$121,459,558	$2,028,351	$(43,170,000)	$14,310,963	$(2,754,726)	$91,874,146	3,581,838	$2,028,351	$—
Transamerica Blackrock Global Allocation VP	101,359,863	2,237,567	—	—	11,695,713	115,293,143	12,200,333	2,237,567	—
Transamerica Global Allocation Liquidating Trust	477,675	—	—	—	(33,107)	444,568	79,640	—	—
Transamerica Jennison Growth VP	71,425,855	9,011,022	—	—	17,014,690	97,451,567	9,048,428	5,682	9,005,339
Transamerica JPMorgan Core Bond VP	400,110,482	8,009,162	(140,000,000)	449,118	5,552,510	274,121,272	21,184,024	8,009,162	—
Transamerica JPMorgan Enhanced Index VP	186,408,534	5,276,671	(41,500,000)	14,150,871	18,019,900	182,355,976	8,411,254	1,973,678	3,302,993
Transamerica JPMorgan Mid Cap Value VP	49,215,784	12,036,557	—	—	(5,405,363)	55,846,978	3,308,470	414,275	11,622,282
Transamerica MFS International Equity VP	79,194,551	1,220,540	—	—	20,355,468	100,770,559	10,168,573	1,220,540	—
Transamerica PIMCO Total Return VP	369,813,486	3,767,911	(25,000,000)	(1,246,927)	15,587,402	362,921,872	31,394,626	—	3,767,911
Transamerica Short-Term Bond	64,068,566	183,196,094	(23,000,000)	73,398	(791,783)	223,546,275	22,354,627	2,796,094	—
Transamerica WMC US Growth VP	54,842,888	1,805,578	—	—	14,205,945	70,854,411	2,422,373	271,155	1,534,424
Total	$1,498,377,242	$228,589,453	$(272,670,000)	$27,737,423	$93,446,649	$1,575,480,767	124,154,186	$18,956,504	$29,232,949

(A)	Does not reflect certain tax adjustments.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.13%
Over $1 billion	0.11%

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.25%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.01%	97.01%
Service Class	1	92.50%	92.50%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 245,732,935	$ 384,178,756

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,584,076,704	$ 88,878,724	$ (19,937,734)	$ 68,940,990

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,646,332	$ 24,593,578	$ —	$ 36,582,203	$ 53,080,701	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 25,864,684	$ 57,610,629	$ —	$ —	$ —	$ 68,940,990

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica BlackRock Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica BlackRock Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica BlackRock Tactical Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica BlackRock Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $24,593,578 for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,000,023	$ 117,605

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

MARKET ENVIRONMENT

Global real-estate stocks finished the year with a positive 13% total return, which outperformed bonds but trailed strong equity markets. While surging equity markets globally got all the attention, real-estate stocks also had a good year. Performance was consistent, with a positive total return for each of the four calendar quarters. Favorable performance of real estate was underpinned by improving fundamentals, broad economic recovery, a strong private bid for real estate as an asset class, and attractive valuations versus the private market.

International property companies outperformed those in the U.S. in 2017, as economic growth in Europe and the Asia-Pacific region improved off low expectations and the U.S. real estate investment trust (“REIT”) market paused following several years of outperformance. European property companies moved higher on improved confidence that economic conditions and real-estate fundamentals are improving. Asia-Pacific returns were also good, as Hong Kong and Singapore property companies moved sharply higher beginning early in the year following a weak 4Q16 as it became clearer that these markets were at a positive inflection point. U.S. REITs underperformed a global strategy for the first time in four years, likely the result of short-term negative sentiment from higher policy rates in the U.S. and net outflows from mutual funds in both the U.S. and Japan. The U.S. 10-year Treasury bond finished 2017 about where it started at year-end 2016.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Clarion Global Real Estate Securities VP, Initial Class returned 11.32%. By comparison, its benchmark, the S&P Developed Property, returned 13.23%.

STRATEGY REVIEW

Transamerica Clarion Global Real Estate Securities VP offers a global strategy for real-estate securities investors in the U.S. The Portfolio generally owns between 70-100 stocks with the goal of outperforming the S&P Developed Property Index. We seek to own attractively priced companies that possess property in markets with favorable underlying real-estate fundamentals. The global universe of public real-estate companies is approximately three times the size of the U.S. public company universe, thus, it offers additional choices and diversification opportunities.

The Portfolio trailed its benchmark for the year as the result of sub-par stock selection, primarily in Japan, where exposure to the underperforming Japanese Real Estate Operating Companies accounted for the relative underperformance. While fundamentals continued to improve for property companies in Japan in our view, it was not reflected in pricing; many of these stocks continued to trade at significant discounts to net asset value. Positive stock selection in Australia and Singapore partly offset our Japan holdings. In Europe, exposure to London office companies was a modest detractor as was stock selection in Continental Europe. Positive stock selection in U.S. was generated by positioning in the health care, storage, hotel, mall and industrial sectors.

Sector allocation decisions were overall flat for the year. Positive positioning in the Americas, primarily in the U.S., was offset by unfavorable positioning decisions in the Asia-Pacific region and in Europe.

The Portfolio did not hold any derivative instruments during the period.

Steven D. Burton, CFA

T. Ritson Ferguson, CFA

Joseph P. Smith, CFA

Co-Portfolio Managers

CBRE Clarion Securities LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Securities Lending Collateral	2.7
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.32%	5.61%	3.27%	05/01/1998
S&P Developed Property (A)	13.23%	7.97%	4.59%
Service Class	11.01%	5.36%	3.01%	05/01/2003

(A) The S&P Developed Property defines and measures the investable universe of publicly traded property companies domiciled in developed markets.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in real estate poses certain risks related to overall and specific economic conditions, credit risk, interest rate fluctuations, as well as risks related to an individual property due to extended vacancies and uninsured damage losses from natural disasters.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,061.20	$4.99	$1,020.40	$4.89	0.96%
Service Class	1,000.00	1,060.50	6.23	1,019.20	6.11	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 5.4%
Aventus Retail Property Fund, Ltd., REIT	791,869	$ 1,383,998
Dexus, REIT	178,672	1,359,237
GPT Group, REIT	1,202,612	4,794,909
LendLease Group	104,907	1,338,308
Mirvac Group, REIT	1,768,310	3,242,352
Scentre Group, REIT	857,686	2,803,989

		14,922,793

Canada - 1.1%
Canadian Real Estate Investment Trust	21,200	780,875
Chartwell Retirement Residences	63,003	814,979
SmartCentres Real Estate Investment Trust	56,300	1,384,434

		2,980,288

France - 5.4%
Gecina SA, REIT	21,825	4,030,135
Klepierre SA, REIT	97,539	4,290,982
Unibail-Rodamco SE, REIT	25,912	6,529,004

		14,850,121

Germany - 4.1%
ADO Properties SA (A)	40,984	2,079,103
Aroundtown SA	301,079	2,317,776
Vonovia SE	138,891	6,897,572

		11,294,451

Hong Kong - 9.6%
CK Asset Holdings, Ltd.	1,288,779	11,266,517
Link REIT	897,678	8,324,334
Sun Hung Kai Properties, Ltd.	302,621	5,050,881
Swire Properties, Ltd.	591,207	1,906,912

		26,548,644

Japan - 13.3%
AEON REIT Investment Corp.	1,549	1,629,079
Hulic Co., Ltd. (B)	172,890	1,942,567
Hulic Reit, Inc.	462	672,447
Industrial & Infrastructure Fund Investment Corp., REIT (B)	192	824,744
Japan Excellent, Inc., REIT (B)	624	726,038
Japan Hotel REIT Investment Corp. (B)	2,225	1,492,878
Kenedix Office Investment Corp., REIT	247	1,402,973
Kenedix Retail REIT Corp.	1,622	3,354,125
Mitsubishi Estate Co., Ltd.	176,110	3,063,462
Mitsui Fudosan Co., Ltd.	485,410	10,877,837
Nippon Prologis REIT, Inc. (B)	892	1,886,520
Nomura Real Estate Holdings, Inc.	140,594	3,151,901
Orix JREIT, Inc.	1,937	2,683,521
Tokyo Tatemono Co., Ltd.	101,900	1,376,453
Tokyu Fudosan Holdings Corp.	232,200	1,679,547

		36,764,092

Singapore - 3.2%
CapitaLand, Ltd.	827,400	2,183,799
City Developments, Ltd.	207,702	1,939,660
Mapletree Greater China Commercial Trust, REIT	927,800	853,261
Mapletree Logistics Trust, REIT	2,311,800	2,281,638
Suntec Real Estate Investment Trust	1,063,696	1,709,930

		8,968,288

	Shares	Value

COMMON STOCKS (continued)
Spain - 1.2%
Axiare Patrimonio SOCIMI SA, REIT	36,418	$ 804,882
Hispania Activos Inmobiliarios SOCIMI SA, REIT	50,686	954,804
Inmobiliaria Colonial Socimi SA, REIT	167,274	1,662,428

		3,422,114

Sweden - 1.5%
Castellum AB	57,250	965,903
Fabege AB	70,057	1,491,138
Fastighets AB Balder, Class B (C)	38,854	1,039,188
Wihlborgs Fastigheter AB	33,894	811,083

		4,307,312

United Kingdom - 5.9%
Derwent London PLC, REIT	51,569	2,170,936
Hammerson PLC, REIT	278,736	2,058,556
Land Securities Group PLC, REIT	387,221	5,269,892
Safestore Holdings PLC, REIT	124,813	841,908
Segro PLC, REIT	480,339	3,806,871
Shaftesbury PLC, REIT	74,130	1,044,905
UNITE Group PLC, REIT	118,187	1,284,541

		16,477,609

United States - 47.8%
Alexandria Real Estate Equities, Inc., REIT	45,918	5,996,432
AvalonBay Communities, Inc., REIT	2,225	396,962
Brandywine Realty Trust, REIT	81,500	1,482,485
Brixmor Property Group, Inc., REIT	156,560	2,921,410
Columbia Property Trust, Inc., REIT	60,938	1,398,527
CubeSmart, REIT	105,413	3,048,544
CyrusOne, Inc., REIT	46,733	2,782,015
DCT Industrial Trust, Inc., REIT	33,388	1,962,547
Equinix, Inc., REIT	9,669	4,382,184
Equity Residential, REIT	52,303	3,335,362
Essex Property Trust, Inc., REIT	20,862	5,035,461
Extra Space Storage, Inc., REIT	77,447	6,772,740
Forest City Realty Trust, Inc., Class A, REIT	134,138	3,232,726
Geo Group, Inc., REIT	72,400	1,708,640
GGP, Inc., REIT	295,513	6,912,049
Healthcare Trust of America, Inc., Class A, REIT	110,720	3,326,029
Hilton Worldwide Holdings, Inc.	26,687	2,131,224
Host Hotels & Resorts, Inc., REIT	116,351	2,309,567
Hudson Pacific Properties, Inc., REIT	77,418	2,651,567
Hyatt Hotels Corp., Class A (C)	7,534	554,050
Invitation Homes, Inc., REIT	162,720	3,835,310
Iron Mountain, Inc., REIT	139,969	5,281,030
Kilroy Realty Corp., REIT	29,090	2,171,569
Kimco Realty Corp., REIT	68,105	1,236,106
Macerich Co., REIT	59,207	3,888,716
Marriott International, Inc., Class A	16,435	2,230,723
MGM Growth Properties LLC, Class A, REIT (B)	46,900	1,367,135
Paramount Group, Inc., REIT	100,839	1,598,298
Park Hotels & Resorts, Inc., REIT	58,662	1,686,533
Physicians Realty Trust, REIT	89,867	1,616,707
Prologis, Inc., REIT	137,185	8,849,804
Regency Centers Corp., REIT	75,288	5,208,424
Retail Opportunity Investments Corp., REIT	20,694	412,845
Simon Property Group, Inc., REIT	57,633	9,897,891
Spirit Realty Capital, Inc., REIT	203,600	1,746,888

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

COMMON STOCKS (continued)
United States (continued)
STORE Capital Corp., REIT	78,333	$ 2,039,791
Sun Communities, Inc., REIT	12,663	1,174,873
Taubman Centers, Inc., REIT (B)	59,885	3,918,276
Ventas, Inc., REIT	93,616	5,617,896
Vornado Realty Trust, REIT	63,010	4,926,122
Xenia Hotels & Resorts, Inc., REIT	54,124	1,168,537

		132,213,995

Total Common Stocks (Cost $261,694,970)		272,749,707

SECURITIES LENDING COLLATERAL - 2.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (D)	7,449,617	7,449,617

Total Securities Lending Collateral (Cost $7,449,617)		7,449,617

	Principal	Value
REPURCHASE AGREEMENT - 0.6%

Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $1,586,312 on 01/02/2018. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 02/26/2019, and with a value of $1,619,813.

	$ 1,586,217	$ 1,586,217

Total Repurchase Agreement (Cost $1,586,217)		1,586,217

Total Investments (Cost $270,730,804)		281,785,541
Net Other Assets (Liabilities) - (1.8)%		(4,985,681)

Net Assets - 100.0%		$ 276,799,860

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Equity Real Estate Investment Trusts	73.0%	$205,639,124
Real Estate Management & Development	21.8	61,379,607
Hotels, Restaurants & Leisure	1.7	4,915,997
Health Care Providers & Services	0.3	814,979

Investments, at Value	96.8	272,749,707
Short-Term Investments	3.2	9,035,834

Total Investments	100.0%	$281,785,541

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$135,194,283	$137,555,424	$—	$272,749,707
Securities Lending Collateral	7,449,617	—	—	7,449,617
Repurchase Agreement	—	1,586,217	—	1,586,217

Total Investments	$142,643,900	$139,141,641	$—	$281,785,541

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Security is registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the security is deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the value of the 144A security is $2,079,103, representing 0.8% of the Portfolio’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,173,244. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at December 31, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $269,144,587) (including securities loaned of $7,173,244)	$280,199,324
Repurchase agreement, at value (cost $1,586,217)	1,586,217
Cash	52
Foreign currency, at value (cost $1,000)	1,003
Receivables and other assets:
Shares of beneficial interest sold	11,677
Investments sold	2,615,952
Interest	71
Dividends	1,077,041
Tax reclaims	49,130
Net income from securities lending	841

Total assets	285,541,308

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	124,528
Investments purchased	831,644
Investment management fees	193,101
Distribution and service fees	21,081
Transfer agent costs	1,382
Trustees, CCO and deferred compensation fees	351
Audit and tax fees	15,587
Custody fees	54,925
Legal fees	4,470
Printing and shareholder reports fees	40,056
Other	4,706
Collateral for securities on loan	7,449,617

Total liabilities	8,741,448

Net assets	$276,799,860

Net assets consist of:
Capital stock ($0.01 par value)	$207,203
Additional paid-in capital	301,766,967
Undistributed (distributions in excess of) net investment income (loss)	14,440,973
Accumulated net realized gain (loss)	(50,672,587)
Net unrealized appreciation (depreciation) on:
Investments	11,054,737
Translation of assets and liabilities denominated in foreign currencies	2,567

Net assets	$276,799,860

Net assets by class:
Initial Class	$177,074,498
Service Class	99,725,362

Shares outstanding:
Initial Class	13,470,374
Service Class	7,249,961

Net asset value and offering price per share:
Initial Class	$13.15
Service Class	13.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$10,089,875
Interest income	3,200
Net income (loss) from securities lending	46,693
Withholding taxes on foreign income	(459,728)

Total investment income	9,680,040

Expenses:
Investment management fees	3,132,869
Distribution and service fees:
Service Class	243,467
Transfer agent costs	5,810
Trustees, CCO and deferred compensation fees	9,904
Audit and tax fees	22,198
Custody fees	265,714
Legal fees	29,085
Printing and shareholder reports fees	41,631
Other	19,895

Total expenses	3,770,573

Net investment income (loss)	5,909,467

Net realized gain (loss) on:
Investments	8,590,933
Foreign currency transactions	(54,513)

Net realized gain (loss)	8,536,420

Net change in unrealized appreciation (depreciation) on:
Investments	22,590,129
Translation of assets and liabilities denominated in foreign currencies	25,620

Net change in unrealized appreciation (depreciation)	22,615,749

Net realized and change in unrealized gain (loss)	31,152,169

Net increase (decrease) in net assets resulting from operations	$37,061,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$5,909,467	$10,099,773
Net realized gain (loss)	8,536,420	5,816,018
Net change in unrealized appreciation (depreciation)	22,615,749	(20,335,388)

Net increase (decrease) in net assets resulting from operations	37,061,636	(4,419,597)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(11,198,131)	(6,389,134)
Service Class	(3,150,035)	(1,416,725)

Total dividends and/or distributions from net investment income	(14,348,166)	(7,805,859)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,976,952	226,406,621
Service Class	3,808,026	9,249,512

	8,784,978	235,656,133

Dividends and/or distributions reinvested:
Initial Class	11,198,131	6,389,134
Service Class	3,150,035	1,416,725

	14,348,166	7,805,859

Cost of shares redeemed:
Initial Class	(224,872,956)	(126,445,013)
Service Class	(10,088,453)	(15,618,172)

	(234,961,409)	(142,063,185)

Net increase (decrease) in net assets resulting from capital share transactions	(211,828,265)	101,398,807

Net increase (decrease) in net assets	(189,114,795)	89,173,351

Net assets:
Beginning of year	465,914,655	376,741,304

End of year	$276,799,860	$465,914,655

Undistributed (distributions in excess of) net investment income (loss)	$14,440,973	$13,182,754

Capital share transactions - shares:
Shares issued:
Initial Class	392,236	17,129,616
Service Class	288,106	695,303

	680,342	17,824,919

Shares reinvested:
Initial Class	898,726	482,563
Service Class	241,567	102,365

	1,140,293	584,928

Shares redeemed:
Initial Class	(17,994,718)	(9,607,691)
Service Class	(761,337)	(1,208,559)

	(18,756,055)	(10,816,250)

Net increase (decrease) in shares outstanding:
Initial Class	(16,703,756)	8,004,488
Service Class	(231,664)	(410,891)

	(16,935,420)	7,593,597

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.26	$12.39		$13.06	$11.67	$11.92

Investment operations:
Net investment income (loss) (A)	0.22	0.31	(B)	0.22	0.24	0.23
Net realized and unrealized gain (loss)	1.14	(0.22)		(0.30)	1.34	0.20

Total investment operations	1.36	0.09		(0.08)	1.58	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.47)	(0.22)		(0.59)	(0.19)	(0.68)

Net asset value, end of year	$13.15	$12.26		$12.39	$13.06	$11.67

Total return (C)	11.32%	0.62%		(0.60)%	13.56%	3.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$177,075	$370,080		$274,688	$452,444	$329,290
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.89%		0.89%	0.90%	0.90%
Including waiver and/or reimbursement and recapture	0.92%	0.87	%(B)	0.89%	0.90%	0.90%
Net investment income (loss) to average net assets	1.66%	2.45	%(B)	1.66%	1.90%	1.93%
Portfolio turnover rate	119%	46%		56%	30%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.81	$12.93		$13.61	$12.16	$12.39

Investment operations:
Net investment income (loss) (A)	0.16	0.31	(B)	0.19	0.22	0.21
Net realized and unrealized gain (loss)	1.23	(0.24)		(0.31)	1.40	0.22

Total investment operations	1.39	0.07		(0.12)	1.62	0.43

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.19)		(0.56)	(0.17)	(0.66)

Net asset value, end of year	$13.76	$12.81		$12.93	$13.61	$12.16

Total return (C)	11.01%	0.42%		(0.87)%	13.29%	3.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$99,725	$95,835		$102,053	$106,430	$79,667
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.17%	1.14%		1.14%	1.15%	1.15%
Including waiver and/or reimbursement and recapture	1.17%	1.13	%(B)	1.14%	1.15%	1.15%
Net investment income (loss) to average net assets	1.23%	2.33	%(B)	1.38%	1.67%	1.64%
Portfolio turnover rate	119%	46%		56%	30%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $56,792.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,449,617	$—	$—	$—	$7,449,617
Total Borrowings	$7,449,617	$—	$—	$—	$7,449,617

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Real estate investment trusts (“REIT”) and real estate risk: Investments in the real estate industry and REITs are subject to risks associated with direct investment in real estate. These risks include declines in the value of real estate, adverse general and local economic conditions, increased competition, overbuilding and changes in operating expenses, property taxes or interest rates. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have lower trading volumes and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, a portfolio will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.830%
Over $250 million up to $500 million	0.805%
Over $500 million up to $1 billion	0.730%
Over $1 billion	0.680%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.00%	May 1, 2018
Service Class	1.25%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	96.15%	96.15%
Service Class	1	87.92%	87.92%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 445,140,485	$ —	$ 660,128,290	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, partnership basis adjustments and passive foreign investment company un-reversed inclusion. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses, partnership basis adjustments, capital loss carryforward expirations, reversal of prior year REIT capital gain reclass, and prior year REIT return of capital adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (44,005,811)	$ 9,696,918	$ 34,308,893

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 279,162,721	$ 8,673,947	$ (6,051,127)	$ 2,622,820

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,			Unlimited
2017	2018	2019	Short-Term	Long-Term
$ —	$ 45,891,003	$ —	$ —	$ 1,376,186

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $44,005,812.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,348,166	$ —	$ —	$ 7,805,859	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,467,492	$ —	$ (47,267,189)	$ —	$ —	$ 2,625,387

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Clarion Global Real Estate Securities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Clarion Global Real Estate Securities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Clarion Global Real Estate Securities VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Clarion Global Real Estate Securities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

(unaudited)

MARKET ENVIRONMENT

The first quarter of 2017 set an optimistic tone across global regional indices, led by gains in the MSCI Emerging Markets Index that saw advances for its two largest constituents, China and Korea. The strong advance for emerging equities occurred despite a faster than anticipated hike by the U.S. Federal Reserve in March that might otherwise have dragged down emerging shares, suggesting that a sustainable global growth narrative was more compelling.

The six quarter year over year global earnings recession that finally gave way to growth in the second half of 2016 gained momentum in the first quarter of 2017. The improving earnings trend provided fuel for double digit gains across the major regional market indices in the first half of the year. In addition to an improving economic backdrop, European shares benefitted from an easing of political uncertainty with the defeat of populist candidates in the Netherlands in February and in France in presidential polls that spanned April and May.

Global equity markets logged their best year since 2009 in 2017 as measured by the broad MSCI All Country World Index. December also capped a fourteen month run of gains for global equities, the longest such streak since the end of the global financial crisis. Gains for the year were broad-based across all major regions.

PERFORMANCE

For the year ended December 31, 2017, Transamerica International Equity Index VP, Service Class returned 11.50%. By comparison, its benchmark, the MSCI EAFE Index, returned 13.99%.

STRATEGY REVIEW

The Portfolio seeks investment results, before fees and expenses that correspond to the performance of the MSCI EAFE Index.

The Portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to represent the performance of approximately 1,000 large and mid-cap securities across 21 developed markets, primarily from Europe, Australia, Asia and the Far East and covers approximately 85% of the free float-adjusted market capitalization in each of the 21 countries.

From a country perspective, measured since the Portfolio’s May 1, 2017 inception, the strongest returns in the MSCI EAFE Index came from Austria, Norway and Singapore with returns of 32.52%, 27.67%, and 19.00% respectively. The weakest returns came from Israel, Sweden and Spain with returns of (3.26%), 5.33% and 5.49% respectively. From a sector perspective the strongest returns came from the energy sector with a return of 25.50%, followed closely by the materials and information technology sectors with returns of 23.26% and 21.05% respectively. The weakest performance came from the health care and telecommunications sectors with returns of 5.30% and 7.40% respectively.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Keith Richardson

Michael Feehily, CFA

Dwayne Hancock, CFA

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.2%
Preferred Stocks	0.6
Right	0.0 *
Net Other Assets (Liabilities) ^	3.2
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	10 Years or Since Inception of Class		Inception Date
Service Class	11.50	%(A)	05/01/2017
MSCI EAFE Index (B)	13.99	%(A)

(A) Not annualized.

(B) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,089.90	$2.27	$1,023.00	$2.19	0.43%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 96.2%
Australia - 6.8%
AGL Energy, Ltd.	304	$ 5,778
Alumina, Ltd.	676	1,282
Amcor, Ltd.	679	8,169
AMP, Ltd.	1,702	6,892
APA Group	633	4,114
Aristocrat Leisure, Ltd.	361	6,676
ASX, Ltd.	118	5,051
Aurizon Holdings, Ltd.	501	1,939
Australia & New Zealand Banking Group, Ltd.	1,662	37,269
Bank of Queensland, Ltd.	110	1,092
Bendigo & Adelaide Bank, Ltd.	123	1,120
BHP Billiton PLC	1,070	21,995
BHP Billiton, Ltd.	1,828	42,176
BlueScope Steel, Ltd.	480	5,756
Boral, Ltd.	884	5,373
Brambles, Ltd.	792	6,223
Caltex Australia, Ltd.	121	3,215
Challenger, Ltd.	377	4,127
CIMIC Group, Ltd.	33	1,325
Coca-Cola Amatil, Ltd.	143	950
Cochlear, Ltd.	34	4,542
Commonwealth Bank of Australia	975	61,118
Computershare, Ltd.	341	4,337
Crown Resorts, Ltd.	110	1,117
CSL, Ltd.	255	28,114
Dexus, REIT	661	5,029
Fortescue Metals Group, Ltd.	1,385	5,274
Goodman Group, REIT	956	6,281
GPT Group, REIT	859	3,425
Healthscope, Ltd.	625	1,024
Incitec Pivot, Ltd.	1,424	4,333
Insurance Australia Group, Ltd.	1,419	8,016
LendLease Group	181	2,309
Macquarie Group, Ltd.	153	11,894
Medibank Pvt, Ltd.	1,310	3,363
Mirvac Group, REIT	2,208	4,049
National Australia Bank, Ltd.	1,390	32,070
Newcrest Mining, Ltd.	501	8,920
Oil Search, Ltd.	572	3,477
Orica, Ltd.	365	5,155
Origin Energy, Ltd. (A)	1,113	8,180
QBE Insurance Group, Ltd.	550	4,583
Ramsay Health Care, Ltd.	63	3,447
REA Group, Ltd.	20	1,196
Santos, Ltd. (A)	435	1,850
Scentre Group, REIT	2,839	9,281
SEEK, Ltd.	76	1,127
Sonic Healthcare, Ltd.	259	4,620
South32, Ltd.	3,133	8,531
Stockland, REIT	1,615	5,645
Suncorp Group, Ltd.	640	6,921
Sydney Airport	528	2,904
Tabcorp Holdings, Ltd.	1,251	5,447
Telstra Corp., Ltd.	2,856	8,089
Transurban Group	1,290	12,511
Treasury Wine Estates, Ltd.	309	3,848
Vicinity Centres, REIT	2,472	5,246
Wesfarmers, Ltd.	653	22,632

	Shares	Value
COMMON STOCKS (continued)
Australia (continued)
Westfield Corp., REIT	978	$ 7,242
Westpac Banking Corp.	1,914	46,818
Woodside Petroleum, Ltd.	441	11,382
Woolworths Group, Ltd.	716	15,251

		571,120

Austria - 0.2%
Andritz AG	17	960
Erste Group Bank AG (A)	183	7,928
OMV AG	100	6,339
Raiffeisen Bank International AG (A)	40	1,449
voestalpine AG	78	4,665

		21,341

Belgium - 1.1%
Ageas	132	6,448
Anheuser-Busch InBev SA	425	47,490
Colruyt SA	20	1,040
Groupe Bruxelles Lambert SA	53	5,723
KBC Group NV	138	11,774
Proximus SADP	29	952
Solvay SA	42	5,841
UCB SA	71	5,638
Umicore SA	123	5,823

		90,729

Chile - 0.0% (B)
Antofagasta PLC	98	1,330

Denmark - 1.8%
AP Moller - Maersk A/S, Class A	4	6,679
AP Moller - Maersk A/S, Class B	3	5,241
Carlsberg A/S, Class B	64	7,684
Chr Hansen Holding A/S	37	3,471
Coloplast A/S, Class B	75	5,965
Danske Bank A/S	436	16,977
DSV A/S	86	6,772
Genmab A/S (A)	36	5,970
H. Lundbeck A/S	18	914
ISS A/S	96	3,718
Novo Nordisk A/S, Class B	1,056	56,930
Novozymes A/S, Class B	146	8,342
Orsted A/S (C)	114	6,223
Pandora A/S	41	4,464
TDC A/S	172	1,057
Vestas Wind Systems A/S	129	8,915

		149,322

Finland - 0.9%
Elisa OYJ	108	4,240
Fortum OYJ	226	4,474
Kone OYJ, Class B	193	10,370
Metso OYJ	29	991
Neste OYJ	77	4,929
Nokia OYJ	3,157	14,750
Nokian Renkaat OYJ	24	1,089
Orion OYJ, Class B	32	1,193
Sampo OYJ, Class A	253	13,903
Stora Enso OYJ, Class R	272	4,314
UPM-Kymmene OYJ	313	9,731
Wartsila OYJ Abp	83	5,238

		75,222

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
France - 10.0%
Accor SA	124	$ 6,398
Aeroports de Paris	6	1,141
Air Liquide SA	242	30,503
Airbus SE	328	32,665
Alstom SA	28	1,163
Amundi SA (C)	47	3,984
Arkema SA	48	5,849
Atos SE	58	8,445
AXA SA	1,091	32,379
BNP Paribas SA	634	47,354
Bollore SA	215	1,168
Bollore SA (A)	1	5
Bouygues SA	115	5,976
Bureau Veritas SA	164	4,485
Capgemini SE	75	8,899
Carrefour SA	367	7,944
Casino Guichard Perrachon SA	17	1,031
Cie de Saint-Gobain	275	15,171
Cie Generale des Etablissements Michelin	92	13,197
CNP Assurances	44	1,017
Credit Agricole SA	551	9,123
Danone SA	313	26,270
Dassault Aviation SA	1	1,557
Dassault Systemes SE	77	8,185
Edenred	145	4,207
Eiffage SA	49	5,370
Electricite de France SA	321	4,013
Engie SA	998	17,165
Essilor International Cie Generale d’Optique SA	120	16,551
Eurazeo SA	14	1,293
Eutelsat Communications SA	38	880
Faurecia	36	2,813
Fonciere Des Regions, REIT	12	1,360
Gecina SA, REIT	34	6,278
Getlink SE	372	4,785
Hermes International	19	10,173
ICADE, REIT	15	1,475
Iliad SA	12	2,876
Imerys SA	12	1,131
Ingenico Group SA	12	1,282
Ipsen SA	7	836
JCDecaux SA	76	3,064
Kering	40	18,862
Klepierre SA, REIT	154	6,775
L’Oreal SA	143	31,733
Lagardere SCA	31	994
Legrand SA	125	9,627
LVMH Moet Hennessy Louis Vuitton SE	159	46,816
Natixis SA, Class A	306	2,422
Orange SA	1,069	18,566
Pernod Ricard SA	117	18,523
Peugeot SA	303	6,164
Publicis Groupe SA	120	8,157
Remy Cointreau SA	22	3,049
Renault SA	94	9,464
Rexel SA	61	1,107
Safran SA	196	20,203
Sanofi	643	55,432

	Shares	Value
COMMON STOCKS (continued)
France (continued)
Schneider Electric SE (A)	329	$ 27,972
SCOR SE	102	4,105
SEB SA	6	1,112
Societe BIC SA	9	990
Societe Generale SA	440	22,728
Sodexo SA	46	6,184
Suez	180	3,167
Teleperformance	27	3,870
Thales SA	40	4,314
TOTAL SA	1,335	73,755
Ubisoft Entertainment SA (A)	49	3,771
Unibail-Rodamco SE, REIT	50	12,598
Valeo SA	133	9,937
Veolia Environnement SA	248	6,331
Vinci SA	281	28,709
Vivendi SA	585	15,737
Wendel SA	7	1,213
Zodiac Aerospace	158	4,726

		848,574

Germany - 9.0%
adidas AG	108	21,660
Allianz SE, Class A	248	56,983
Axel Springer SE	17	1,328
BASF SE	515	56,688
Bayer AG	466	58,149
Bayerische Motoren Werke AG	181	18,857
Beiersdorf AG	60	7,048
Brenntag AG	94	5,952
Commerzbank AG (A)	500	7,502
Continental AG	63	17,012
Covestro AG (C)	60	6,193
Daimler AG	552	46,892
Deutsche Bank AG	1,042	19,848
Deutsche Boerse AG	88	10,221
Deutsche Lufthansa AG	166	6,119
Deutsche Post AG	534	25,469
Deutsche Telekom AG	1,857	32,965
Deutsche Wohnen SE	200	8,749
Drillisch AG	54	4,460
E.ON SE	1,228	13,351
Evonik Industries AG	144	5,420
Fraport AG Frankfurt Airport Services Worldwide	14	1,543
Fresenius Medical Care AG & Co. KGaA	122	12,849
Fresenius SE & Co. KGaA	242	18,894
GEA Group AG	49	2,352
Hannover Rueck SE	29	3,650
HeidelbergCement AG	88	9,529
Henkel AG & Co. KGaA	72	8,639
HOCHTIEF AG	6	1,063
HUGO BOSS AG, Class A	14	1,192
Infineon Technologies AG	621	17,014
Innogy SE (C)	115	4,509
K+S AG	30	747
KION Group AG	33	2,850
LANXESS AG	66	5,249
Linde AG (A)	105	24,523
MAN SE	10	1,145

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Germany (continued)
Merck KGaA	62	$ 6,677
METRO AG (A)	35	699
MTU Aero Engines AG	25	4,481
Muenchener Rueckversicherungs-Gesellschaft AG	82	17,784
OSRAM Licht AG	52	4,675
ProSiebenSat.1 Media SE	100	3,444
RWE AG (A)	235	4,793
SAP SE	549	61,557
Siemens AG	434	60,483
Symrise AG	64	5,500
Telefonica Deutschland Holding AG	206	1,035
thyssenkrupp AG	198	5,753
TUI AG	185	3,847
Uniper SE	107	3,338
United Internet AG	37	2,546
Volkswagen AG	24	4,858
Vonovia SE	232	11,521
Wirecard AG	55	6,142
Zalando SE (A) (C)	96	5,081

		760,828

Hong Kong - 3.2%
AIA Group, Ltd.	6,800	58,010
ASM Pacific Technology, Ltd.	300	4,182
Bank of East Asia, Ltd.	1,020	4,419
BOC Hong Kong Holdings, Ltd.	2,000	10,137
CK Asset Holdings, Ltd.	1,500	13,113
CK Hutchison Holdings, Ltd.	1,500	18,834
CK Infrastructure Holdings, Ltd.	500	4,297
CLP Holdings, Ltd.	1,000	10,233
Galaxy Entertainment Group, Ltd.	1,000	8,025
Hang Lung Properties, Ltd.	1,000	2,445
Hang Seng Bank, Ltd.	400	9,932
Henderson Land Development Co., Ltd.	1,100	7,251
HKT Trust & HKT, Ltd.	2,000	2,550
Hong Kong & China Gas Co., Ltd.	5,100	10,000
Hong Kong Exchanges & Clearing, Ltd.	604	18,539
Hongkong Land Holdings, Ltd.	500	3,520
Jardine Matheson Holdings, Ltd.	100	6,075
Jardine Strategic Holdings, Ltd.	100	3,958
Kerry Properties, Ltd.	500	2,249
Kingston Financial Group, Ltd.	4,000	3,840
Link REIT	1,200	11,128
Melco Resorts & Entertainment, Ltd., ADR	100	2,904
MTR Corp., Ltd.	500	2,931
New World Development Co., Ltd.	2,061	3,097
Power Assets Holdings, Ltd.	500	4,221
Sino Land Co., Ltd.	2,059	3,647
Sun Hung Kai Properties, Ltd.	350	5,842
Swire Pacific, Ltd., Class A	500	4,630
Swire Properties, Ltd.	1,200	3,870
Techtronic Industries Co., Ltd.	500	3,261
WH Group, Ltd. (C)	4,000	4,516
Wharf Holdings, Ltd.	300	1,037
Wharf Real Estate Investment Co., Ltd. (A)	1,300	8,652
Wheelock & Co., Ltd.	1,000	7,142

		268,487

	Shares	Value
COMMON STOCKS (continued)
Ireland - 0.6%
AerCap Holdings NV (A)	100	$ 5,261
AIB Group PLC	503	3,319
Bank of Ireland Group PLC (A)	264	2,248
CRH PLC	480	17,252
DCC PLC	31	3,125
James Hardie Industries PLC, CDI	310	5,471
Kerry Group PLC, Class A	93	10,433
Paddy Power Betfair PLC	52	6,189

		53,298

Israel - 0.5%
Bank Hapoalim BM	895	6,573
Bank Leumi Le-Israel BM	1,162	6,994
Bezeq Israeli Telecommunication Corp., Ltd.	605	915
Check Point Software Technologies, Ltd. (A)	50	5,181
Elbit Systems, Ltd.	22	2,939
Frutarom Industries, Ltd.	35	3,280
Mizrahi Tefahot Bank, Ltd.	6	110
Nice, Ltd.	13	1,188
Teva Pharmaceutical Industries, Ltd., ADR	615	11,654

		38,834

Italy - 1.9%
Assicurazioni Generali SpA	659	12,019
Atlantia SpA	279	8,811
Davide Campari-Milano SpA	396	3,062
Enel SpA	4,555	28,037
Eni SpA	1,359	22,502
Ferrari NV	53	5,561
Intesa Sanpaolo SpA	7,510	24,854
Leonardo SpA	114	1,357
Luxottica Group SpA	73	4,480
Mediobanca SpA	207	2,350
Poste Italiane SpA (C)	562	4,231
Prysmian SpA	124	4,046
Recordati SpA	24	1,067
Snam SpA	1,382	6,766
Telecom Italia SpA (A)	5,589	4,832
Telecom Italia SpA	4,232	3,026
Terna Rete Elettrica Nazionale SpA	539	3,133
UniCredit SpA (A)	1,135	21,217
UnipolSai Assicurazioni SpA	869	2,030

		163,381

Japan - 23.4%
Aeon Co., Ltd.	300	5,065
Aisin Seiki Co., Ltd.	100	5,618
Ajinomoto Co., Inc.	400	7,530
Alps Electric Co., Ltd.	100	2,858
Amada Holdings Co., Ltd.	100	1,361
ANA Holdings, Inc.	100	4,177
Aozora Bank, Ltd.	100	3,892
Asahi Glass Co., Ltd.	100	4,331
Asahi Group Holdings, Ltd.	200	9,922
Asahi Kasei Corp.	617	7,959
Astellas Pharma, Inc.	1,000	12,753
Bandai Namco Holdings, Inc.	100	3,270
Bridgestone Corp.	400	18,595
Brother Industries, Ltd.	100	2,467
Canon, Inc.	600	22,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Central Japan Railway Co.	62	$ 11,104
Chiba Bank, Ltd.	1,000	8,325
Chubu Electric Power Co., Inc.	400	4,972
Chugai Pharmaceutical Co., Ltd.	100	5,121
Chugoku Electric Power Co., Inc.	100	1,075
Coca-Cola Bottlers Japan, Inc.	100	3,652
Concordia Financial Group, Ltd.	1,000	6,035
Dai Nippon Printing Co., Ltd.	100	2,230
Dai-ichi Life Holdings, Inc.	700	14,438
Daicel Corp.	100	1,138
Daifuku Co., Ltd.	100	5,449
Daiichi Sankyo Co., Ltd.	300	7,820
Daikin Industries, Ltd.	100	11,835
Daito Trust Construction Co., Ltd.	17	3,466
Daiwa House Industry Co., Ltd.	300	11,521
Daiwa House REIT Investment Corp.	2	4,752
Daiwa Securities Group, Inc.	1,000	6,274
Denso Corp.	300	18,007
Dentsu, Inc.	100	4,238
Don Quijote Holdings Co., Ltd.	100	5,227
East Japan Railway Co.	200	19,516
Eisai Co., Ltd.	200	11,388
Electric Power Development Co., Ltd.	100	2,694
FamilyMart UNY Holdings Co., Ltd.	100	7,011
FANUC Corp.	100	24,016
Fast Retailing Co., Ltd.	23	9,167
Fuji Electric Co., Ltd.	1,000	7,535
FUJIFILM Holdings Corp.	200	8,174
Fujitsu, Ltd.	1,000	7,124
Fukuoka Financial Group, Inc.	1,000	5,618
Hachijuni Bank, Ltd.	200	1,148
Hakuhodo DY Holdings, Inc.	100	1,298
Hamamatsu Photonics KK	100	3,364
Hankyu Hanshin Holdings, Inc.	100	4,020
Hino Motors, Ltd.	100	1,296
Hisamitsu Pharmaceutical Co., Inc.	100	6,062
Hitachi Construction Machinery Co., Ltd.	100	3,634
Hitachi Metals, Ltd.	100	1,436
Hitachi, Ltd.	3,000	23,374
Honda Motor Co., Ltd.	1,000	34,276
Hoya Corp.	200	9,990
Hulic Co., Ltd.	100	1,124
Idemitsu Kosan Co., Ltd.	100	4,016
IHI Corp.	100	3,328
Inpex Corp.	500	6,252
Isetan Mitsukoshi Holdings, Ltd.	100	1,240
Isuzu Motors, Ltd.	300	5,024
ITOCHU Corp.	900	16,798
J. Front Retailing Co., Ltd.	100	1,884
Japan Airlines Co., Ltd.	100	3,912
Japan Exchange Group, Inc.	300	5,221
Japan Post Bank Co., Ltd.	100	1,302
Japan Post Holdings Co., Ltd.	800	9,173
Japan Real Estate Investment Corp., REIT	1	4,748
Japan Retail Fund Investment Corp., REIT	1	1,834
Japan Tobacco, Inc.	600	19,335
JFE Holdings, Inc.	300	7,205
JGC Corp.	100	1,934

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
JSR Corp.	200	$ 3,937
JTEKT Corp.	100	1,718
JXTG Holdings, Inc.	1,500	9,678
Kajima Corp.	1,000	9,621
Kansai Electric Power Co., Inc.	200	2,450
Kansai Paint Co., Ltd.	100	2,599
Kao Corp.	300	20,286
Kawasaki Heavy Industries, Ltd.	100	3,510
KDDI Corp.	1,000	24,890
Keikyu Corp.	200	3,843
Keio Corp.	100	4,398
Keisei Electric Railway Co., Ltd.	100	3,213
Keyence Corp.	39	21,848
Kikkoman Corp.	100	4,047
Kintetsu Group Holdings Co., Ltd.	100	3,834
Kirin Holdings Co., Ltd.	400	10,084
Kobe Steel, Ltd. (A)	100	927
Koito Manufacturing Co., Ltd.	100	7,029
Komatsu, Ltd.	500	18,096
Konami Holdings Corp.	100	5,503
Konica Minolta, Inc.	200	1,924
Kubota Corp.	600	11,766
Kuraray Co., Ltd.	100	1,887
Kyocera Corp.	200	13,087
Kyowa Hakko Kirin Co., Ltd.	100	1,934
Kyushu Electric Power Co., Inc.	100	1,048
Kyushu Railway Co.	100	3,102
Lion Corp.	100	1,895
LIXIL Group Corp.	100	2,707
M3, Inc.	100	3,519
Makita Corp.	100	4,202
Marubeni Corp.	1,100	7,967
Marui Group Co., Ltd.	100	1,831
Mazda Motor Corp.	100	1,341
Mebuki Financial Group, Inc.	300	1,270
Medipal Holdings Corp.	100	1,959
MEIJI Holdings Co., Ltd.	131	11,150
Minebea Mitsumi, Inc.	300	6,292
MISUMI Group, Inc.	100	2,911
Mitsubishi Chemical Holdings Corp.	600	6,584
Mitsubishi Corp.	900	24,865
Mitsubishi Electric Corp.	1,100	18,271
Mitsubishi Estate Co., Ltd.	700	12,177
Mitsubishi Gas Chemical Co., Inc.	100	2,871
Mitsubishi Heavy Industries, Ltd.	200	7,473
Mitsubishi Materials Corp.	100	3,559
Mitsubishi Motors Corp.	200	1,445
Mitsubishi Tanabe Pharma Corp.	100	2,070
Mitsubishi UFJ Financial Group, Inc.	6,600	48,407
Mitsui & Co., Ltd.	800	13,007
Mitsui Chemicals, Inc.	100	3,217
Mitsui Fudosan Co., Ltd.	400	8,964
Mitsui O.S.K. Lines, Ltd.	100	3,337
Mizuho Financial Group, Inc.	11,300	20,519
MS&AD Insurance Group Holdings, Inc.	300	10,155
Murata Manufacturing Co., Ltd.	100	13,419
Nabtesco Corp.	100	3,834
NEC Corp.	100	2,698

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Nexon Co., Ltd. (A)	100	$ 2,911
NGK Insulators, Ltd.	100	1,889
NGK Spark Plug Co., Ltd.	100	2,431
Nidec Corp.	100	14,031
Nikon Corp.	100	2,015
Nintendo Co., Ltd.	46	16,816
Nippon Building Fund, Inc., REIT	1	4,890
Nippon Express Co., Ltd.	100	6,647
Nippon Paint Holdings Co., Ltd.	100	3,164
Nippon Prologis REIT, Inc.	2	4,230
Nippon Steel & Sumitomo Metal Corp.	300	7,697
Nippon Telegraph & Telephone Corp.	400	18,819
Nissan Chemical Industries, Ltd.	100	3,989
Nissan Motor Co., Ltd.	1,300	12,962
Nissin Foods Holdings Co., Ltd.	100	7,304
Nitori Holdings Co., Ltd.	20	2,852
Nitto Denko Corp.	141	12,526
Nomura Holdings, Inc.	1,600	9,444
Nomura Real Estate Master Fund, Inc., REIT	1	1,242
Nomura Research Institute, Ltd.	100	4,651
NSK, Ltd.	100	1,574
NTT Data Corp.	500	5,942
NTT DOCOMO, Inc.	800	18,893
Obayashi Corp.	400	4,842
OBIC Co., Ltd.	100	7,349
Odakyu Electric Railway Co., Ltd.	100	2,139
OJI Holdings Corp.	1,000	6,656
Olympus Corp.	200	7,668
Omron Corp.	144	8,588
Ono Pharmaceutical Co., Ltd.	300	6,992
Oriental Land Co., Ltd.	100	9,115
ORIX Corp.	800	13,522
Osaka Gas Co., Ltd.	200	3,852
Otsuka Holdings Co., Ltd.	200	8,783
Panasonic Corp.	1,300	19,031
Rakuten, Inc.	600	5,498
Recruit Holdings Co., Ltd.	600	14,910
Renesas Electronics Corp. (A)	200	2,331
Resona Holdings, Inc.	1,200	7,169
Ricoh Co., Ltd.	300	2,788
Rohm Co., Ltd.	100	11,076
Ryohin Keikaku Co., Ltd.	10	3,115
Santen Pharmaceutical Co., Ltd.	300	4,715
SBI Holdings, Inc.	100	2,091
Secom Co., Ltd.	100	7,550
Seibu Holdings, Inc.	200	3,783
Seiko Epson Corp.	100	2,360
Sekisui Chemical Co., Ltd.	300	6,023
Sekisui House, Ltd.	300	5,420
Seven & i Holdings Co., Ltd.	500	20,781
Sharp Corp. (A)	100	3,435
Shimadzu Corp.	100	2,274
Shimano, Inc.	19	2,673
Shimizu Corp.	400	4,132
Shin-Etsu Chemical Co., Ltd.	200	20,324
Shionogi & Co., Ltd.	200	10,822
Shiseido Co., Ltd.	200	9,667
Shizuoka Bank, Ltd.	1,000	10,331

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
SMC Corp.	25	$ 10,291
SoftBank Group Corp.	500	39,583
Sohgo Security Services Co., Ltd.	100	5,440
Sompo Holdings, Inc.	200	7,746
Sony Corp.	700	31,578
Sony Financial Holdings, Inc.	200	3,543
Stanley Electric Co., Ltd.	100	4,060
Start Today Co., Ltd.	100	3,040
Subaru Corp.	300	9,540
Sumco Corp.	200	5,126
Sumitomo Chemical Co., Ltd.	1,397	10,043
Sumitomo Corp.	600	10,197
Sumitomo Electric Industries, Ltd.	500	8,453
Sumitomo Heavy Industries, Ltd.	100	4,233
Sumitomo Metal Mining Co., Ltd.	100	4,595
Sumitomo Mitsui Financial Group, Inc.	800	34,563
Sumitomo Mitsui Trust Holdings, Inc.	200	7,940
Sumitomo Realty & Development Co., Ltd.	90	2,958
Sumitomo Rubber Industries, Ltd.	200	3,720
Suntory Beverage & Food, Ltd.	100	4,446
Suruga Bank, Ltd.	100	2,145
Suzuki Motor Corp.	200	11,598
Sysmex Corp.	100	7,872
T&D Holdings, Inc.	400	6,841
Taiheiyo Cement Corp.	100	4,318
Taisei Corp.	152	7,568
Takeda Pharmaceutical Co., Ltd.	400	22,724
TDK Corp.	100	7,979
Teijin, Ltd.	100	2,228
Terumo Corp.	200	9,479
THK Co., Ltd.	100	3,754
Tobu Railway Co., Ltd.	100	3,231
Toho Co., Ltd.	100	3,466
Tohoku Electric Power Co., Inc.	100	1,279
Tokio Marine Holdings, Inc.	400	18,251
Tokyo Electric Power Co. Holdings, Inc. (A)	1,500	5,937
Tokyo Electron, Ltd.	100	18,105
Tokyo Gas Co., Ltd.	200	4,577
Tokyo Tatemono Co., Ltd.	100	1,351
Tokyu Corp.	400	6,383
Tokyu Fudosan Holdings Corp.	200	1,447
Toppan Printing Co., Ltd.	1,000	9,044
Toray Industries, Inc.	700	6,601
Toshiba Corp. (A)	3,000	8,440
Tosoh Corp.	200	4,533
TOTO, Ltd.	100	5,902
Toyo Suisan Kaisha, Ltd.	100	4,273
Toyota Industries Corp.	100	6,426
Toyota Motor Corp.	1,450	92,823
Toyota Tsusho Corp.	100	4,025
Trend Micro, Inc.	100	5,671
Unicharm Corp.	300	7,800
United Urban Investment Corp., REIT	1	1,439
USS Co., Ltd.	100	2,118
West Japan Railway Co.	141	10,295
Yahoo Japan Corp.	200	918
Yakult Honsha Co., Ltd.	100	7,544
Yamada Denki Co., Ltd.	200	1,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Yamaha Corp.	100	$ 3,692
Yamaha Motor Co., Ltd.	100	3,279
Yamato Holdings Co., Ltd.	300	6,037
Yaskawa Electric Corp.	100	4,406
Yokogawa Electric Corp.	100	1,915

		1,974,123

Jersey, Channel Islands - 0.1%
Randgold Resources, Ltd.	57	5,703

Luxembourg - 0.3%
ArcelorMittal (A)	326	10,606
Eurofins Scientific SE	7	4,263
Millicom International Cellular SA, SDR	18	1,216
RTL Group SA (A)	14	1,126
SES SA	264	4,121
Tenaris SA	349	5,511

		26,843

Macau - 0.1%
Sands China, Ltd.	1,600	8,264
Wynn Macau, Ltd.	800	2,534

		10,798

Mexico - 0.0% (B)
Fresnillo PLC	50	965

Netherlands - 4.4%
ABN AMRO Group NV, CVA (C)	283	9,134
Akzo Nobel NV	113	9,900
Altice NV, Class A (A)	123	1,291
ASML Holding NV	213	37,096
Boskalis Westminster	103	3,884
EXOR NV	69	4,231
Heineken Holding NV	42	4,157
Heineken NV	145	15,124
ING Groep NV	2,150	39,534
Koninklijke Ahold Delhaize NV	726	15,971
Koninklijke DSM NV	80	7,647
Koninklijke KPN NV	1,765	6,158
Koninklijke Philips NV	471	17,824
NN Group NV	156	6,761
NXP Semiconductors NV (A)	231	27,048
QIAGEN NV (A)	103	3,237
Randstad Holding NV	25	1,537
Royal Dutch Shell PLC, Class A	2,562	85,785
Royal Dutch Shell PLC, Class B	2,088	70,718
Wolters Kluwer NV	149	7,773

		374,810

New Zealand - 0.1%
Auckland International Airport, Ltd.	140	643
Fisher & Paykel Healthcare Corp., Ltd.	439	4,465
Fletcher Building, Ltd.	101	544
Meridian Energy, Ltd.	500	1,036
Spark New Zealand, Ltd.	1,865	4,798

		11,486

Norway - 0.6%
DNB ASA	546	10,115
Gjensidige Forsikring ASA	93	1,754
Marine Harvest ASA (A)	172	2,912
Norsk Hydro ASA	464	3,524

	Shares	Value
COMMON STOCKS (continued)
Norway (continued)
Orkla ASA	472	$ 5,004
Statoil ASA	698	14,894
Telenor ASA	470	10,069
Yara International ASA	96	4,404

		52,676

Portugal - 0.2%
EDP - Energias de Portugal SA	1,719	5,951
Galp Energia SGPS SA	305	5,608
Jeronimo Martins SGPS SA	75	1,457

		13,016

Republic of South Africa - 0.1%
Investec PLC	135	975
Mediclinic International PLC	103	903
Mondi PLC	260	6,779

		8,657

Singapore - 1.3%
Ascendas Real Estate Investment Trust	600	1,220
CapitaLand Commercial Trust, REIT	1,963	2,833
CapitaLand Mall Trust, REIT	2,300	3,663
CapitaLand, Ltd.	1,000	2,639
City Developments, Ltd.	200	1,868
ComfortDelGro Corp., Ltd.	600	888
DBS Group Holdings, Ltd.	1,100	20,438
Genting Singapore PLC	2,700	2,645
Global Logistic Properties, Ltd.	1,100	2,772
Jardine Cycle & Carriage, Ltd.	100	3,041
Keppel Corp., Ltd.	600	3,297
Oversea-Chinese Banking Corp., Ltd.	1,900	17,601
SATS, Ltd.	800	3,110
Singapore Airlines, Ltd.	200	1,596
Singapore Exchange, Ltd.	200	1,113
Singapore Press Holdings, Ltd.	1,800	3,566
Singapore Technologies Engineering, Ltd.	400	975
Singapore Telecommunications, Ltd.	5,000	13,346
Suntec Real Estate Investment Trust	1,200	1,929
United Overseas Bank, Ltd.	700	13,844
UOL Group, Ltd.	600	3,979
Wilmar International, Ltd.	400	924

		107,287

Spain - 3.1%
Abertis Infraestructuras SA	398	8,858
ACS Actividades de Construccion y Servicios SA	165	6,458
Aena SME SA (C)	32	6,489
Amadeus IT Group SA	223	16,083
Banco Bilbao Vizcaya Argentaria SA	3,781	32,265
Banco de Sabadell SA	3,001	5,963
Banco Santander SA	9,075	59,659
Bankia SA	203	971
Bankinter SA	324	3,073
CaixaBank SA	2,102	9,808
Enagas SA	146	4,181
Endesa SA	196	4,199
Ferrovial SA	255	5,790
Gas Natural SDG SA	140	3,234
Grifols SA	208	6,096
Iberdrola SA	2,861	22,176

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Industria de Diseno Textil SA	644	$ 22,443
Mapfre SA	284	913
Red Electrica Corp. SA	221	4,961
Repsol SA	726	12,844
Siemens Gamesa Renewable Energy SA	48	658
Telefonica SA	2,536	24,723

		261,845

Sweden - 2.6%
Alfa Laval AB	211	4,985
Assa Abloy AB, B Shares	620	12,879
Atlas Copco AB, A Shares	440	18,999
Atlas Copco AB, B Shares	162	6,213
Boliden AB	77	2,634
Electrolux AB, Series B	121	3,898
Essity AB, Class B (A)	233	6,618
Getinge AB, Class B	105	1,523
Hennes & Mauritz AB, B Shares	562	11,599
Hexagon AB, B Shares	113	5,660
Husqvarna AB, Class B	425	4,046
ICA Gruppen AB	83	3,014
Industrivarden AB, Class C	129	3,184
Investor AB, B Shares	279	12,724
Kinnevik AB, B Shares	96	3,245
L E Lundbergforetagen AB, B Shares	45	3,363
Lundin Petroleum AB (A)	50	1,145
Nordea Bank AB	1,540	18,642
Sandvik AB	665	11,649
Securitas AB, Class B	236	4,120
Skandinaviska Enskilda Banken AB, Class A	834	9,791
Skanska AB, Class B	135	2,798
SKF AB, Class B	147	3,265
Svenska Handelsbanken AB, A Shares	879	12,023
Swedbank AB, Class A	520	12,545
Swedish Match AB	114	4,492
Tele2 AB, Class B	100	1,229
Telefonaktiebolaget LM Ericsson, B Shares	1,494	9,807
Telia Co. AB	1,680	7,485
Volvo AB, Class B	792	14,743

		218,318

Switzerland - 8.4%
ABB, Ltd.	933	25,009
Adecco Group AG	57	4,361
Baloise Holding AG	35	5,449
Barry Callebaut AG (A)	2	4,173
Chocoladefabriken Lindt & Spruengli AG	2	12,212
Cie Financiere Richemont SA	264	23,922
Clariant AG (A)	141	3,943
Coca-Cola HBC AG (A)	33	1,078
Credit Suisse Group AG (A)	1,376	24,570
Dufry AG (A)	33	4,907
EMS-Chemie Holding AG	2	1,335
Ferguson PLC	129	9,283
Geberit AG	16	7,046
Givaudan SA	5	11,555
Glencore PLC (A)	6,955	36,622
Julius Baer Group, Ltd. (A)	105	6,422
Keuhne & Nagel International AG	29	5,134

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
LafargeHolcim, Ltd. (A)	265	$ 14,944
Lonza Group AG (A)	36	9,727
Nestle SA	1,750	150,495
Novartis AG	1,253	105,954
Partners Group Holding AG	6	4,113
Roche Holding AG	396	100,173
Schindler Holding AG	26	5,919
SGS SA	2	5,215
Sika AG	1	7,943
Sonova Holding AG	30	4,686
STMicroelectronics NV	278	6,072
Straumann Holding AG	2	1,413
Swatch Group AG	53	10,017
Swiss Life Holding AG (A)	21	7,435
Swiss Prime Site AG (A)	15	1,385
Swiss Re AG	181	16,949
Swisscom AG	16	8,514
UBS Group AG (A)	2,070	38,110
Vifor Pharma AG	34	4,358
Zurich Insurance Group AG	74	22,524

		712,967

United Kingdom - 15.1%
3i Group PLC	455	5,612
Admiral Group PLC	160	4,325
Anglo American PLC	770	16,109
Ashtead Group PLC	183	4,922
Associated British Foods PLC	209	7,958
AstraZeneca PLC	716	49,505
Auto Trader Group PLC (C)	203	967
Aviva PLC	2,302	15,742
Babcock International Group PLC	278	2,648
BAE Systems PLC	1,561	12,076
Barclays PLC	8,618	23,632
Barratt Developments PLC	391	3,418
Berkeley Group Holdings PLC	91	5,157
BP PLC	11,180	78,900
British American Tobacco PLC	1,292	87,534
British Land Co. PLC, REIT	385	3,594
BT Group PLC	4,765	17,480
Bunzl PLC	235	6,574
Burberry Group PLC	236	5,710
Capita PLC	113	612
Centrica PLC	1,913	3,546
CNH Industrial NV	521	6,983
Cobham PLC (A)	583	994
Coca-Cola European Partners PLC	110	4,386
Compass Group PLC	847	18,297
ConvaTec Group PLC (C)	239	663
Croda International PLC	88	5,256
Diageo PLC	1,411	51,913
Direct Line Insurance Group PLC	1,048	5,401
Experian PLC	554	12,237
Fiat Chrysler Automobiles NV (A)	634	11,342
G4S PLC	1,042	3,756
GKN PLC	1,310	5,649
GlaxoSmithKline PLC	2,795	49,907
Hammerson PLC, REIT	555	4,099
Hargreaves Lansdown PLC	190	4,623

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
HSBC Holdings PLC	11,302	$ 117,024
IMI PLC	65	1,170
Imperial Brands PLC	490	20,945
InterContinental Hotels Group PLC	101	6,435
International Consolidated Airlines Group SA	123	1,068
Intertek Group PLC	98	6,867
ITV PLC	2,395	5,352
J Sainsbury PLC	933	3,041
John Wood Group PLC	225	1,975
Johnson Matthey PLC	53	2,200
Kingfisher PLC	1,229	5,604
Land Securities Group PLC, REIT	538	7,322
Legal & General Group PLC	3,625	13,376
Lloyds Banking Group PLC	40,818	37,508
London Stock Exchange Group PLC	146	7,477
Marks & Spencer Group PLC	595	2,529
Meggitt PLC	157	1,022
Merlin Entertainments PLC (C)	161	789
Micro Focus International PLC	259	8,823
National Grid PLC	1,896	22,402
Next PLC	90	5,498
Old Mutual PLC	2,370	7,414
Pearson PLC	522	5,187
Persimmon PLC	210	7,763
Prudential PLC	1,470	37,819
Reckitt Benckiser Group PLC	373	34,845
RELX NV	604	13,889
RELX PLC	671	15,755
Rio Tinto PLC	704	37,469
Rio Tinto, Ltd.	222	13,131
Rolls-Royce Holdings PLC (A)	779	8,908
Royal Bank of Scotland Group PLC (A)	1,322	4,962
Royal Mail PLC	184	1,124
RSA Insurance Group PLC	597	5,098
Sage Group PLC	780	8,404
Schroders PLC	26	1,234
Segro PLC, REIT	595	4,716
Severn Trent PLC	103	3,007
Sky PLC (A)	737	10,070
Smith & Nephew PLC	598	10,399
Smiths Group PLC	263	5,291
SSE PLC	505	9,000
St. James’s Place PLC	202	3,344
Standard Chartered PLC (A)	1,670	17,589
Standard Life Aberdeen PLC	1,664	9,809
Taylor Wimpey PLC	1,155	3,219

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Tesco PLC	3,760	$ 10,623
Travis Perkins PLC	53	1,121
Unilever NV, CVA	916	51,606
Unilever PLC	721	40,160
United Utilities Group PLC	251	2,811
Vodafone Group PLC	15,237	48,345
Weir Group PLC	44	1,261
Whitbread PLC	55	2,970
WM Morrison Supermarkets PLC	638	1,894
Worldpay Group PLC (C)	655	3,767
WPP PLC	731	13,235

		1,277,193

United States - 0.4%
Carnival PLC	89	5,878
Shire PLC	517	27,223

		33,101

Total Common Stocks (Cost $7,759,293)		8,132,254

PREFERRED STOCKS - 0.6%
Germany - 0.6%
Bayerische Motoren Werke AG 4.56% (D)	48	4,299
FUCHS PETROLUB SE 1.98% (D)	20	1,062
Henkel AG & Co. KGaA 1.41% (D)	94	12,446
Porsche Automobil Holding SE 1.34% (D)	86	7,200
Volkswagen AG 1.14% (D)	100	19,971

Total Preferred Stocks (Cost $41,497)		44,978

RIGHT - 0.0% (B)
Spain - 0.0% (B)
Repsol SA (A) Exercise Price $0 Expiration Date 01/05/2018	560	255

Total Right (Cost $256)		255

Total Investments (Cost $7,801,046)		8,177,487
Net Other Assets (Liabilities) - 3.2%		274,250

Net Assets - 100.0%		$ 8,451,737

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI EAFE Mini Index	Long	2	03/16/2018	$ 203,849	$ 204,550	$ 701	$ —

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	12.6%	$1,031,260
Pharmaceuticals	7.5	609,571
Insurance	5.6	456,549
Oil, Gas & Consumable Fuels	5.3	436,671
Chemicals	4.0	325,762
Automobiles	3.7	306,896
Food Products	3.3	266,745
Metals & Mining	3.2	257,864
Machinery	2.7	217,972
Capital Markets	2.4	196,422
Diversified Telecommunication Services	2.4	192,495
Beverages	2.3	189,368
Personal Products	2.0	160,500
Textiles, Apparel & Luxury Goods	1.8	147,296
Real Estate Management & Development	1.8	144,725
Wireless Telecommunication Services	1.7	138,616
Equity Real Estate Investment Trusts	1.7	138,323
Tobacco	1.6	132,306
Semiconductors & Semiconductor Equipment	1.6	128,050
Software	1.6	128,010
Electric Utilities	1.6	127,679
Auto Components	1.5	124,036
Electrical Equipment	1.5	120,739
Food & Staples Retailing	1.4	117,454
Trading Companies & Distributors	1.4	113,990
Industrial Conglomerates	1.4	113,286
Electronic Equipment, Instruments & Components	1.3	110,054
Hotels, Restaurants & Leisure	1.3	103,714
Health Care Equipment & Supplies	1.3	103,040
Household Durables	1.2	99,376
Aerospace & Defense	1.2	96,217
Road & Rail	1.1	94,255
Professional Services	1.1	92,638
Construction & Engineering	1.1	89,470
Media	1.1	86,554
Multi-Utilities	1.0	81,042
IT Services	0.9	72,739
Household Products	0.9	72,243
Diversified Financial Services	0.8	69,326
Biotechnology	0.8	67,403
Building Products	0.7	59,871
Specialty Retail	0.7	59,792
Construction Materials	0.7	58,562
Transportation Infrastructure	0.6	50,795
Commercial Services & Supplies	0.6	49,926
Health Care Providers & Services	0.5	43,696
Technology Hardware, Storage & Peripherals	0.5	42,776
Air Freight & Logistics	0.4	33,803
Paper & Forest Products	0.3	27,480
Gas Utilities	0.3	25,777
Communications Equipment	0.3	24,557
Multiline Retail	0.3	21,324
Marine	0.2	20,391
Life Sciences Tools & Services	0.2	17,227
Airlines	0.2	16,872
Leisure Products	0.1	9,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Internet & Direct Marketing Retail	0.1%		$ 8,538
Containers & Packaging	0.1		8,169
Energy Equipment & Services	0.1		7,486
Independent Power & Renewable Electricity Producers	0.1		7,068
Water Utilities	0.1		5,818
Internet Software & Services	0.1		5,627
Internet & Catalog Retail	0.1		5,081
Health Care Technology	0.0	(B)	3,519
Distributors	0.0	(B)	3,041

Investments, at Value	100.0		8,177,487

Total Investments	100.0%		$8,177,487

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$52,048	$8,080,206	$—	$8,132,254
Preferred Stocks	—	44,978	—	44,978
Right	—	255	—	255

Total Investments	$52,048	$8,125,439	$—	$8,177,487

Other Financial Instruments
Futures Contracts (F)	$701	$—	$—	$701

Total Other Financial Instruments	$701	$—	$—	$701

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $56,546, representing 0.7% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2017.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CDI	CHESS Depositary Interests
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
EAFE	Europe, Australasia and Far East
REIT	Real Estate Investment Trust
SDR	Swedish Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $7,801,046)	$8,177,487
Cash	231,195
Cash collateral pledged at broker:
Futures contracts	7,920
Foreign currency, at value (cost $29,030)	29,267
Receivables and other assets:
Shares of beneficial interest sold	24,099
Due from investment manager	35,553
Investments sold	32
Dividends	7,160
Tax reclaims	1,116
Variation margin receivable on futures contracts	31

Total assets	8,513,860

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	163
Distribution and service fees	1,643
Transfer agent costs	12
Trustees, CCO and deferred compensation fees	7
Audit and tax fees	15,436
Custody fees	41,982
Legal fees	2,255
Printing and shareholder reports fees	608
Other	17

Total liabilities	62,123

Net assets	$8,451,737

Net assets consist of:
Capital stock ($0.01 par value)	$7,577
Additional paid-in capital	7,992,786
Undistributed (distributions in excess of) net investment income (loss)	47,231
Accumulated net realized gain (loss)	26,684
Net unrealized appreciation (depreciation) on:
Investments	376,441
Futures contracts	701
Translation of assets and liabilities denominated in foreign currencies	317

Net assets	$8,451,737

Shares outstanding	757,679

Net asset value and offering price per share	$11.15

STATEMENT OF OPERATIONS

For the period ended December 31, 2017 (A)

Investment Income:
Dividend income	$49,123
Interest income	28
Non-cash dividend income	8,539
Withholding taxes on foreign income	(4,984)

Total investment income	52,706

Expenses:
Investment management fees	3,018
Distribution and service fees	6,860
Transfer agent costs	29
Trustees, CCO and deferred compensation fees	96
Audit and tax fees	18,072
Custody fees	113,050
Legal fees	3,295
Printing and shareholder reports fees	1,220
Other	677

Total expenses before waiver and/or reimbursement and recapture	146,317

Expense waived and/or reimbursed	(137,564)
Recapture of previously waived and/or reimbursed fees	3,046

Net expenses	11,799

Net investment income (loss)	40,907

Net realized gain (loss) on:
Investments	7,728
Futures contracts	23,211
Foreign currency transactions	1,925

Net realized gain (loss)	32,864

Net change in unrealized appreciation (depreciation) on:
Investments	376,441
Futures contracts	701
Translation of assets and liabilities denominated in foreign currencies	317

Net change in unrealized appreciation (depreciation)	377,459

Net realized and change in unrealized gain (loss)	410,323

Net increase (decrease) in net assets resulting from operations	$451,230

(A)	Commenced operations on May 1, 2017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2017 (A)
From operations:
Net investment income (loss)	$40,907
Net realized gain (loss)	32,864
Net change in unrealized appreciation (depreciation)	377,459

Net increase (decrease) in net assets resulting from operations	451,230

Capital share transactions:
Proceeds from shares sold	8,486,988
Cost of shares redeemed	(486,481)

Net increase (decrease) in net assets resulting from capital share transactions	8,000,507

Net increase (decrease) in net assets	8,451,737

Net assets:
Beginning of period	—

End of period	$8,451,737

Undistributed (distributions in excess of) net investment income (loss)	$47,231

Capital share transactions - shares:
Shares issued	804,293
Shares redeemed	(46,614)

Net increase (decrease) in shares outstanding	757,679

(A)	Commenced operations on May 1, 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

	Service Class (A)
	December 31, 2017
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	1.04

Total investment operations	1.15

Net asset value, end of period	$11.15

Total return (C)	11.50	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$8,452
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	5.33	%(E)
Including waiver and/or reimbursement and recapture	0.43	%(E)
Net investment income (loss) to average net assets	1.49	%(E)
Portfolio turnover rate	6	%(D)

(A)	Commenced operations on May 1, 2017
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Equity Index VP (the “Portfolio”) commenced operations on May 1, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$701	$—	$—	$701
Total	$—	$—	$701	$—	$—	$701

(A)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$23,211	$—	$—	$23,211
Total	$—	$—	$23,211	$—	$—	$23,211

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$701	$—	$—	$701
Total	$—	$—	$701	$—	$—	$701

The following is a summary of the ending monthly average volume on derivative activity during the period ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
58	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.11% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.43%	May 1, 2018

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2017
$ 134,518

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	95.43%	95.43%

9. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 8,052,412	$ —	$ 260,603	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts and passive foreign investment company adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses and 90-day non-deductible expenses. These reclassifications

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (144)	$ 6,324	$ (6,180)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 7,814,954	$ 453,778	$ (91,246)	$ 362,532

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 are as follows:

2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 75,408	$ 13,116	$ —	$ —	$ —	$ 362,850

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica International Equity Index VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, and the results of its operations, the changes in its net assets, and its financial highlights for the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica International Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 57,662	$ 3,606

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500 Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market for the fourth-consecutive year. The 10-year U.S. Treasury yield rose by 7 basis points in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25%—1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates may continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization may be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about Brexit and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica International Moderate Growth VP, Initial Class returned 21.78%. By comparison, its primary and secondary benchmarks, the MSCI World Index ex-U.S. and the Bloomberg Barclays US Aggregate Bond Index, returned 24.81% and 3.54%, respectively.

STRATEGY REVIEW

Transamerica Asset Allocation – International Moderate Growth VP outperformed its blended benchmark net of fees for the one year-end period ending December 31, 2017. The outperformance versus the benchmark was due to contributions from the strong security selection, strategic and tactical asset allocation decisions during the period.

Regarding tactical asset allocation, the Portfolio emphasized non-U.S. equity markets, which contributed signifcantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors to performance during the year. Within fixed income, we expressed a preference for credit relative to government bonds and our overweight to high yield was a significant contributor to performance. Duration slightly detracted from performance as global sovereign yields rallied during the year.

Underlying manager performance contributed to performance over the one-year period. Manager outperformance was led by the Transamerica Unconstrained Bond and Transamerica Jennison Growth VP strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the Transamerica Developing Markets Equity and Transamerica International Equity strategies.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

(unaudited)

STRATEGY REVIEW (continued)

During the period, the Portfolio utilized derivatives. These positions added to performance.

Michael Feser, CFA

Grace Koo, Ph.D

Jeffrey Geller, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Asset Allocation	Percentage of Net Assets
International Equity Funds	65.1%
U.S. Fixed Income Funds	18.6
U.S. Equity Funds	7.1
U.S. Mixed Allocation Fund	4.9
Repurchase Agreement	1.6
International Alternative Fund	1.4
U.S. Government Obligation	1.0
Net Other Assets (Liabilities) ^	0.3
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	21.78%	6.34%	2.67%	05/01/2006
MSCI World Index ex-U.S. (A)	24.81%	7.97%	2.38%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	4.01%
Service Class	21.47%	6.09%	2.41%	05/01/2006

(A) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,084.70	$0.79	$1,024.40	$0.77	0.15%
Service Class	1,000.00	1,084.00	2.10	1,023.20	2.04	0.40

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 97.1%
International Alternative Fund - 1.4%
Transamerica Unconstrained Bond (A)	1,058,894	$ 10,800,720

International Equity Funds - 65.1%
Transamerica Developing Markets Equity (A)	1,810,298	22,502,002
Transamerica International Equity (A)	10,502,744	205,118,580
Transamerica International Equity Opportunities (A)	23,287,618	210,985,817
Transamerica International Small Cap Value (A)	4,030,891	56,714,629

		495,321,028

U.S. Equity Funds - 7.1%
Transamerica Jennison Growth VP (B)	2,642,631	28,461,136
Transamerica Large Cap Value (A)	2,012,860	25,160,747

		53,621,883

U.S. Fixed Income Funds - 18.6%
Transamerica Core Bond (A)	2,065,045	20,526,546
Transamerica High Yield Bond (A)	7,194,090	67,120,855
Transamerica Intermediate Bond (A)	5,314,442	54,154,163

		141,801,564

U.S. Mixed Allocation Fund - 4.9%
Transamerica PIMCO Total Return VP (B)	3,233,188	37,375,651

Total Investment Companies (Cost $657,293,590)		738,920,846

	Principal	Value
U.S. GOVERNMENT OBLIGATION - 1.0%
U.S. Treasury - 1.0%
U.S. Treasury Note 0.75%, 01/31/2018 (C)	$ 7,570,000	$ 7,567,116

Total U.S. Government Obligation (Cost $7,559,875)		7,567,116

REPURCHASE AGREEMENT - 1.6%
Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $12,535,713 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $12,787,777.	12,534,961	12,534,961

Total Repurchase Agreement (Cost $12,534,961)		12,534,961

Total Investments (Cost $677,388,426)		759,022,923
Net Other Assets (Liabilities) - 0.3%		2,196,317

Net Assets - 100.0%		$ 761,219,240

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Note	Short	(926)	03/29/2018	$(107,942,164)	$(107,567,922)	$374,242	$—
CAD Currency	Long	554	03/20/2018	43,105,023	44,264,600	1,159,577	—
EUR Currency	Long	96	03/19/2018	14,189,582	14,490,600	301,018	—
EURO STOXX 50® Index	Long	350	03/16/2018	15,038,392	14,668,757	—	(369,635)
FTSE 100 Index	Short	(37)	03/16/2018	(3,661,568)	(3,815,607)	—	(154,039)
MSCI EAFE Mini Index	Long	73	03/16/2018	7,307,266	7,466,075	158,809	—
MSCI Emerging Markets	Long	335	03/16/2018	18,692,874	19,491,975	799,101	—
S&P 500® E-Mini	Short	(113)	03/16/2018	(14,928,201)	(15,119,400)	—	(191,199)
S&P/TSX 60 Index	Long	296	03/15/2018	44,721,726	45,089,960	368,234	—
TOPIX Index	Long	122	03/08/2018	19,187,193	19,673,752	486,559	—
U.S. Treasury Bond	Long	125	03/20/2018	20,860,639	20,957,031	96,392	—

Total						$3,743,932	$(714,873)

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$738,920,846	$—	$—	$738,920,846
U.S. Government Obligation	—	7,567,116	—	7,567,116
Repurchase Agreement	—	12,534,961	—	12,534,961

Total Investments	$738,920,846	$20,102,077	$—	$759,022,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (F)	$3,743,932	$—	$—	$3,743,932

Total Other Financial Instruments	$3,743,932	$—	$—	$3,743,932

LIABILITIES
Other Financial Instruments
Futures Contracts (F)	$(714,873)	$—	$—	$(714,873)

Total Other Financial Instruments	$(714,873)	$—	$—	$(714,873)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $6,827,398.
(D)	Rate disclosed reflects the yield at December 31, 2017.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
EUR	Euro

PORTFOLIO ABBREVIATIONS:

EAFE	Europe, Australasia and Far East
FTSE	Financial Times Stock Exchange
STOXX	Deutsche Börse Group & SIX Group Index
TOPIX	Tokyo Price Index
TSX	Toronto Stock Exchange

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $657,293,590)	$738,920,846
Unaffiliated investments, at value (cost $7,559,875)	7,567,116
Repurchase agreement, at value (cost $12,534,961)	12,534,961
Receivables and other assets:
Shares of beneficial interest sold	262,660
Interest	24,323
Dividends	326,635
Variation margin receivable on futures contracts	2,223,535

Total assets	761,860,076

Liabilities:
Due to custodian	93
Payables and other liabilities:
Shares of beneficial interest redeemed	2,395
Affiliated investments purchased	326,635
Investment management fees	78,090
Distribution and service fees	155,657
Transfer agent costs	2,518
Trustees, CCO and deferred compensation fees	748
Audit and tax fees	17,012
Custody fees	1,796
Legal fees	6,974
Printing and shareholder reports fees	42,158
Other	6,760

Total liabilities	640,836

Net assets	$761,219,240

Net assets consist of:
Capital stock ($0.01 par value)	$691,417
Additional paid-in capital	657,694,384
Undistributed (distributions in excess of) net investment income (loss)	15,494,449
Accumulated net realized gain (loss)	2,658,621
Net unrealized appreciation (depreciation) on:
Affiliated investments	81,627,256
Unaffiliated investments	7,241
Futures contracts	3,029,059
Translation of assets and liabilities denominated in foreign currencies	16,813

Net assets	$761,219,240

Net assets by class:
Initial Class	$18,000,678
Service Class	743,218,562

Shares outstanding:
Initial Class	1,619,746
Service Class	67,521,993

Net asset value and offering price per share:
Initial Class	$11.11
Service Class	11.01

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$18,307,124
Interest income from unaffiliated investments	63,814

Total investment income	18,370,938

Expenses:
Investment management fees	851,510
Distribution and service fees:
Service Class	1,695,292
Transfer agent costs	9,793
Trustees, CCO and deferred compensation fees	18,981
Audit and tax fees	25,642
Custody fees	56,040
Legal fees	48,762
Printing and shareholder reports fees	45,050
Registration fees	1,015
Other	23,262

Total expenses before waiver and/or reimbursement and recapture	2,775,347

Expenses waived and/or reimbursed:
Initial Class	(4)
Service Class	(115)

Net expenses	2,775,228

Net investment income (loss)	15,595,710

Net realized gain (loss) on:
Affiliated investments	490,603
Unaffiliated investments	14,913
Distributions received from affiliated investments	4,710,720
Futures contracts	8,582,472
Foreign currency transactions	55,251

Net realized gain (loss)	13,853,959

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	100,420,339
Unaffiliated investments	8,741
Futures contracts	3,805,461
Translation of assets and liabilities denominated in foreign currencies	27,736

Net change in unrealized appreciation (depreciation)	104,262,277

Net realized and change in unrealized gain (loss)	118,116,236

Net increase (decrease) in net assets resulting from operations	$133,711,946

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$15,595,710	$11,358,719
Net realized gain (loss)	13,853,959	(6,936,226)
Net change in unrealized appreciation (depreciation)	104,262,277	1,376,901

Net increase (decrease) in net assets resulting from operations	133,711,946	5,799,394

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(310,849)	(332,546)
Service Class	(10,956,139)	(11,866,747)

Total dividends and/or distributions from net investment income	(11,266,988)	(12,199,293)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,149,101	960,622
Service Class	40,929,719	14,725,591

	42,078,820	15,686,213

Dividends and/or distributions reinvested:
Initial Class	310,849	332,546
Service Class	10,956,139	11,866,747

	11,266,988	12,199,293

Cost of shares redeemed:
Initial Class	(2,053,994)	(2,159,900)
Service Class	(51,167,056)	(73,685,110)

	(53,221,050)	(75,845,010)

Net increase (decrease) in net assets resulting from capital share transactions	124,758	(47,959,504)

Net increase (decrease) in net assets	122,569,716	(54,359,403)

Net assets:
Beginning of year	638,649,524	693,008,927

End of year	$761,219,240	$638,649,524

Undistributed (distributions in excess of) net investment income (loss)	$15,494,449	$11,214,966

Capital share transactions - shares:
Shares issued:
Initial Class	111,522	103,458
Service Class	3,914,597	1,626,827

	4,026,119	1,730,285

Shares reinvested:
Initial Class	29,861	35,377
Service Class	1,061,641	1,273,256

	1,091,502	1,308,633

Shares redeemed:
Initial Class	(198,677)	(234,724)
Service Class	(5,134,409)	(8,090,379)

	(5,333,086)	(8,325,103)

Net increase (decrease) in shares outstanding:
Initial Class	(57,294)	(95,889)
Service Class	(158,171)	(5,190,296)

	(215,465)	(5,286,185)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.29		$9.37		$9.72	$9.99	$9.05

Investment operations:
Net investment income (loss) (A) (B)	0.25		0.18	(C)	0.19	0.21	0.24
Net realized and unrealized gain (loss)	1.76		(0.06)		(0.35)	(0.25)	0.90

Total investment operations	2.01		0.12		(0.16)	(0.04)	1.14

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.20)		(0.19)	(0.23)	(0.20)

Net asset value, end of year	$11.11		$9.29		$9.37	$9.72	$9.99

Total return (D)	21.78%		1.22%		(1.64)%	(0.47)%	12.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$18,001		$15,583		$16,608	$18,122	$19,345
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.16%		0.15%		0.15%	0.15%	0.15%
Including waiver and/or reimbursement and recapture	0.16	%(F)	0.14	%(C)	0.15%	0.15%	0.15%
Net investment income (loss) to average net assets (B)	2.43%		1.99	%(C)	1.90%	2.10%	2.53%
Portfolio turnover rate (G)	4%		68%		43%	32%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.21		$9.28		$9.63	$9.91	$8.98

Investment operations:
Net investment income (loss) (A) (B)	0.23		0.16	(C)	0.17	0.19	0.23
Net realized and unrealized gain (loss)	1.74		(0.06)		(0.35)	(0.26)	0.88

Total investment operations	1.97		0.10		(0.18)	(0.07)	1.11

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.17)	(0.21)	(0.18)

Net asset value, end of year	$11.01		$9.21		$9.28	$9.63	$9.91

Total return (D)	21.47%		1.08%		(1.89)%	(0.79)%	12.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$743,218		$623,067		$676,401	$638,980	$618,794
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.41%		0.40%		0.40%	0.40%	0.40%
Including waiver and/or reimbursement and recapture	0.41	%(F)	0.39	%(C)	0.40%	0.40%	0.40%
Net investment income (loss) to average net assets (B)	2.24%		1.72	%(C)	1.72%	1.91%	2.44%
Portfolio turnover rate (G)	4%		68%		43%	32%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the underlying funds in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica International Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$470,634	$1,460,595	$1,812,703	$—	$—	$3,743,932
Total	$470,634	$1,460,595	$1,812,703	$—	$—	$3,743,932

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(714,873)	$—	$—	$(714,873)
Total	$—	$—	$(714,873)	$—	$—	$(714,873)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,011,356	$1,856,000	$5,715,116	$—	$—	$8,582,472
Total	$1,011,356	$1,856,000	$5,715,116	$—	$—	$8,582,472

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$121,480	$1,460,595	$2,223,386	$—	$—	$3,805,461
Total	$121,480	$1,460,595	$2,223,386	$—	$—	$3,805,461

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
61,915,149	(63,454,100)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK FACTORS (continued)

fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income(A)	Net Capital Gain Distributions(A)
Transamerica Core Bond	$16,179,461	$4,256,663	$—	$—	$90,422	$20,526,546	2,065,045	$529,263	$—
Transamerica Developing Markets Equity	17,707,076	93,194	(1,061,312)	259,627	5,503,417	22,502,002	1,810,298	93,194	—
Transamerica High Yield Bond	59,509,072	8,326,928	(1,424,538)	(62,143)	771,536	67,120,855	7,194,090	3,562,295	—
Transamerica Intermediate Bond	46,161,691	7,213,180	—	—	779,292	54,154,163	5,314,442	1,183,908	—
Transamerica International Equity	173,548,868	7,621,196	(7,738,825)	1,315,310	30,372,032	205,118,581	10,502,744	6,286,651	—
Transamerica International Equity Opportunities	181,204,949	3,426,552	(17,337,691)	(931,511)	44,623,518	210,985,817	23,287,618	3,426,553	—
Transamerica International Small Cap Value	45,272,523	1,697,848	(1,937,850)	(103,754)	11,785,862	56,714,629	4,030,891	1,697,848	—
Transamerica Jennison Growth VP	22,103,428	2,631,705	(1,354,815)	(73,462)	5,154,280	28,461,136	2,642,631	1,659	2,630,047
Transamerica Large Cap Value	23,502,412	2,956,385	(1,165,528)	86,536	(219,058)	25,160,747	2,012,860	1,219,854	1,736,531
Transamerica PIMCO Total Return VP	31,726,376	4,410,636	—	—	1,238,638	37,375,650	3,233,188	—	341,625
Transamerica Unconstrained Bond	10,171,904	308,416	—	—	320,400	10,800,720	1,058,894	308,099	317
Total	$627,087,760	$42,942,703	$(32,020,559)	$490,603	$100,420,339	$738,920,846	63,152,701	$18,309,324	$4,708,520

(A)	Does not reflect certain tax adjustments.

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $10 billion	0.1225%
Over $10 billion	0.1025%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.25%	May 1, 2018
Service Class	0.50%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.25%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio were applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	89.12%	89.12%
Service Class	1	88.82%	88.82%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,924,859	$ 6,252,749	$ 32,020,559	$ 2,210,449

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts mark to market, and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ (49,239)	$ 49,239

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 679,693,440	$ 82,448,895	$ (2,264,620)	$ 80,184,275

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $9,826,105.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,266,988	$ —	$ —	$ 12,199,293	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 17,204,105	$ 5,435,486	$ —	$ —	$ (7,240)	$ 80,201,088

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

13. SUBSEQUENT EVENT

Effective January 12, 2018, the Portfolio changed its name to Transamerica JPMorgan International Moderate Growth VP.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica International Moderate Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica International Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,617,930	$ 651,340

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks and corporate credit rallied early in the year on optimism that the new U.S. administration’s pro-growth fiscal platform would spur economic expansion. Washington’s general lack of reform progress and escalating tensions between the U.S. and North Korea brought on brief bouts of hesitation, but positive earnings data, strengthening fundamentals and an upward trajectory in global growth ultimately helped risk assets to continue gaining ground. Equities and corporate credit were boosted late in the year as markets priced in the likelihood that tax reform would be signed into law. Several equity benchmarks achieved record highs over the period and corporate credit spreads plunged to near post-crisis lows. The U.S. Federal Reserve raised its benchmark rate three times throughout the year and began normalizing its balance sheet late in the period. The Treasury curve flattened. Shorter-dated yields rose, the yield on the 10-year note ended the year near where it began and 30-year yields fell amid investors’ reach for yield.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Janus Balanced VP, Initial Class returned 17.04%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Aggregate Bond Index, and the Transamerica Janus Balanced VP Blended Benchmark, returned 21.83%, 3.54% and 13.29%, respectively.

STRATEGY REVIEW

The Portfolio’s equity-to-fixed-income allocation ended December at 58.67% in equity, 40.76% in fixed income and the remaining 0.57% allocated to cash.

The Portfolio’s equity sleeve outperformed its benchmark, the S&P 500® Index. Security selection in industrials and information technology aided relative returns during the period. Our underweight to the energy and telecommunications sectors also contributed to relative performance, as these were the two worst-performing sectors in the S&P 500® Index during the period. Our holdings in the health care, consumer discretionary and financials sectors weighed modestly on relative results.

Aerospace company Boeing Co. was the Portfolio’s top individual contributor to relative performance. Boeing Co. benefited from continued strength in global air traffic and strong demand for its 777 and 787 planes, as well as from optimism around its newly integrated services business, which combined its defense and commercial servicing facilities. We like Boeing Co.’s ability to generate free cash flow, which management often returns to shareholders.

Microsoft Corp. was another individual contributor. Our investment thesis on the technology company continues to play out as momentum in its cloud-based businesses, Azure and Office 365, led to strong earnings results. Microsoft Corp. continues to return cash to shareholders by way of dividends and share repurchases, and we believe tax reform may allow the company to bring back much of its offshore cash balance.

Global pharmaceutical company Allergan plcwas the leading equity detractor from absolute performance. Patent disputes concerning Restasis, the firm’s blockbuster medicine for dry eye, ultimately resulted in the invalidation of Allergan plc’s patent, which weighed on the stock. The arrival of a new competitor to the company’s popular wrinkle treatment Botox further depressed the stock during the period.

Toy manufacturer Mattel, Inc. also weighed on returns. The company faced excess inventory issues which resulted from a slowdown in toy sales during the 2016 holiday season. The stock was also negatively impacted when Toys “R” Us, a major customer, filed for bankruptcy late in the period. We continue to like the toy industry as a whole, and believe that Mattel’s placement with online vendors and its opportunities in international markets support its competitive position.

The Portfolio’s fixed income sleeve outperformed its benchmark, the Bloomberg Barclays US Aggregate Bond Index. U.S. Treasury securities contributed most to relative performance. Our significant underweight allocation proved beneficial in a rising rate environment and our bias toward 10- and 30-year Treasurys aided results as the yield curve flattened. Corporate credit spreads tightened dramatically, leading our overweight allocation to investment-grade corporates and our out-of-index allocation to high yield to contribute positively to performance. Gains were partially offset by our limited exposure to the duration of longer-dated corporate credit.

At the credit sector level, banking and brokerage, asset managers and exchanges were among the largest relative contributors. Financials generally benefited from the prospect of rising interest rates and a more relaxed regulatory environment under the Trump administration. Electric utilities led relative sector-level detractors, as our limited exposure to longer-dated securities held back results.

Financial services company Raymond James Financial, Inc. was a leading corporate credit contributor. The company received credit ratings upgrades by both Standard & Poor’s and Moody’s over the period, creating positive investor sentiment.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

(unaudited)

STRATEGY REVIEW (continued)

Issuer Broadcom, Ltd. was a modest detractor. Our overweight weighed on relative results when the semiconductor company made an unexpected bid for Qualcomm. Spreads widened under the assumption that much of the acquisition would be financed with debt. We believe the diversification may ultimately be positive for Broadcom, Ltd. We also appreciate management’s commitment to maintaining investment-grade ratings and the company’s track record of rapid deleveraging after prior acquisitions.

Jeremiah Buckley, CFA

Marc Pinto, CFA

Mayur Saigal

Darrell Watters

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	58.0%
Corporate Debt Securities	18.7
U.S. Government Agency Obligations	9.5
U.S. Government Obligations	8.6
Securities Lending Collateral	2.5
Repurchase Agreement	2.3
Asset-Backed Securities	1.4
Mortgage-Backed Securities	1.2
Short-Term U.S. Government Obligations	1.1
Master Limited Partnership	0.6
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	17.04%	9.60%	6.47%	07/01/2009
S&P 500® (A)	21.83%	15.79%	15.78%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	3.87%
Transamerica Janus Balanced VP Blended Benchmark (A) (B) (C)	13.29%	9.57%	10.49%
Service Class	16.73%	9.33%	6.21%	07/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Janus Balanced VP Blended Benchmark is composed of the following benchmarks: 55% S&P 500® 45% and Bloomberg Barclays US Aggregate Bond Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,085.30	$4.05	$1,021.30	$3.92	0.77%
Service Class	1,000.00	1,083.50	5.36	1,020.10	5.19	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 58.0%
Aerospace & Defense - 4.4%
Boeing Co.	80,988	$ 23,884,171
General Dynamics Corp.	38,192	7,770,162
Northrop Grumman Corp.	31,340	9,618,560

		41,272,893

Air Freight & Logistics - 0.6%
United Parcel Service, Inc., Class B	49,028	5,841,686

Automobiles - 0.9%
General Motors Co.	209,592	8,591,176

Banks - 1.7%
US Bancorp	293,760	15,739,661

Beverages - 0.5%
Dr Pepper Snapple Group, Inc.	51,486	4,997,231

Biotechnology - 2.0%
AbbVie, Inc.	26,340	2,547,341
Amgen, Inc.	90,863	15,801,076

		18,348,417

Capital Markets - 3.1%
CME Group, Inc.	120,751	17,635,683
Morgan Stanley	44,014	2,309,415
TD Ameritrade Holding Corp.	185,620	9,490,751

		29,435,849

Chemicals - 1.8%
LyondellBasell Industries NV, Class A	154,972	17,096,511

Consumer Finance - 1.6%
American Express Co.	44,548	4,424,062
Synchrony Financial	266,571	10,292,306

		14,716,368

Equity Real Estate Investment Trusts - 1.4%
Colony NorthStar, Inc., Class A	267,660	3,054,001
Crown Castle International Corp.	37,960	4,213,939
Invitation Homes, Inc.	44,001	1,037,103
MGM Growth Properties LLC, Class A (A)	82,051	2,391,787
Outfront Media, Inc.	118,408	2,747,066

		13,443,896

Food & Staples Retailing - 2.9%
Costco Wholesale Corp.	68,001	12,656,346
Kroger Co.	209,709	5,756,512
Sysco Corp.	139,617	8,478,941

		26,891,799

Food Products - 0.6%
Hershey Co.	48,619	5,518,743

Health Care Equipment & Supplies - 2.1%
Abbott Laboratories	157,174	8,969,920
Medtronic PLC	137,237	11,081,888

		20,051,808

Health Care Providers & Services - 0.8%
Aetna, Inc.	38,920	7,020,779

Hotels, Restaurants & Leisure - 1.9%
McDonald’s Corp.	34,094	5,868,259
Norwegian Cruise Line Holdings, Ltd. (B)	49,966	2,660,689
Six Flags Entertainment Corp.	53,338	3,550,711
Starbucks Corp.	104,699	6,012,864

		18,092,523

	Shares	Value
COMMON STOCKS (continued)
Household Products - 0.2%
Kimberly-Clark Corp.	18,132	$ 2,187,807

Industrial Conglomerates - 1.5%
Honeywell International, Inc.	93,714	14,371,979

Insurance - 0.5%
Progressive Corp.	81,436	4,586,476

Internet & Direct Marketing Retail - 1.3%
Priceline Group, Inc. (B)	6,954	12,084,244

Internet Software & Services - 2.2%
Alphabet, Inc., Class C (B)	19,718	20,632,915

IT Services - 3.6%
Accenture PLC, Class A	56,498	8,649,279
Automatic Data Processing, Inc.	18,343	2,149,616
Mastercard, Inc., Class A	153,534	23,238,906

		34,037,801

Leisure Products - 0.6%
Hasbro, Inc.	45,991	4,180,122
Mattel, Inc. (A)	71,460	1,099,055

		5,279,177

Machinery - 0.4%
Deere & Co.	24,247	3,794,898

Media - 1.7%
Comcast Corp., Class A	350,134	14,022,867
Madison Square Garden Co., Class A (B)	8,994	1,896,385

		15,919,252

Oil, Gas & Consumable Fuels - 1.2%
Suncor Energy, Inc.	290,505	10,666,616

Personal Products - 0.7%
Estee Lauder Cos., Inc., Class A	54,249	6,902,643

Pharmaceuticals - 2.1%
Allergan PLC	44,726	7,316,279
Bristol-Myers Squibb Co.	89,609	5,491,239
Eli Lilly & Co.	54,665	4,617,006
Merck & Co., Inc.	44,707	2,515,663

		19,940,187

Real Estate Management & Development - 0.8%
CBRE Group, Inc., Class A (B)	173,124	7,498,000

Road & Rail - 1.2%
CSX Corp.	210,313	11,569,318

Semiconductors & Semiconductor Equipment - 2.1%
Intel Corp.	257,957	11,907,295
Lam Research Corp.	39,727	7,312,549

		19,219,844

Software - 5.3%
Activision Blizzard, Inc.	33,990	2,152,247
Adobe Systems, Inc. (B)	83,368	14,609,408
Microsoft Corp.	352,377	30,142,329
salesforce.com, Inc. (B)	24,423	2,496,763

		49,400,747

Specialty Retail - 1.8%
Home Depot, Inc.	89,178	16,901,906

Technology Hardware, Storage & Peripherals - 1.7%
Apple, Inc.	94,156	15,934,020

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.9%
NIKE, Inc., Class B	138,537	$ 8,665,489

Tobacco - 1.9%
Altria Group, Inc.	251,140	17,933,907

Total Common Stocks (Cost $414,895,184)		544,586,566

MASTER LIMITED PARTNERSHIP - 0.6%
Capital Markets - 0.6%
Blackstone Group, LP	177,781	5,692,548

Total Master Limited Partnership (Cost $5,068,502)		5,692,548

	Principal	Value
ASSET-BACKED SECURITIES - 1.4%
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (C)	$ 219,000	218,703
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D,
3.00%, 06/08/2021	214,000	216,128
Series 2015-3, Class D,
3.34%, 08/08/2021	1,244,000	1,261,257
Series 2016-1, Class D,
3.59%, 02/08/2022	407,000	413,610
Series 2016-2, Class D,
3.65%, 05/09/2022	293,000	298,095
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2, 4.28%, 09/05/2044 (C)	921,690	896,777
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2, 4.47%, 03/20/2043 (C)	2,644,545	2,650,143
Coinstar Funding LLC Series 2017-1A, Class A2, 5.22%, 04/25/2047 (C)	240,790	250,049
DB Master Finance LLC
Series 2017-1A, Class A2I,
3.63%, 11/20/2047 (C)	263,000	264,715
Series 2017-1A, Class A2II,
4.03%, 11/20/2047 (C)	310,000	316,696
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2I,
3.48%, 10/25/2045 (C)	672,755	675,096
Series 2017-1A, Class A23,
4.12%, 07/25/2047 (C)	696,255	711,350
Series 2017-1A, Class A2II,
3.08%, 07/25/2047 (C)	137,655	136,144
Jimmy Johns Funding LLC Series 2017-1A, Class A2II, 4.85%, 07/30/2047 (C)	523,688	524,604
OSCAR US Funding Trust V
Series 2016-2A, Class A3,
2.73%, 12/15/2020 (C)	160,000	159,704
Series 2016-2A, Class A4,
2.99%, 12/15/2023 (C)	231,000	230,043

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Santander Drive Auto Receivables Trust
Series 2013-4, Class E,
4.67%, 01/15/2020 (C)	$ 987,000	$ 989,108
Series 2015-1, Class D,
3.24%, 04/15/2021	209,000	211,183
Series 2015-4, Class D,
3.53%, 08/16/2021	435,000	442,490
Taco Bell Funding LLC Series 2016-1A, Class A2I, 3.83%, 05/25/2046 (C)	580,650	588,529
Wendys Funding LLC
Series 2015-1A, Class A2I,
3.37%, 06/15/2045 (C)	836,740	838,982
Series 2018-1A, Class A2I,
3.57%, 03/15/2048 (C) (D)	255,000	254,920
Series 2018-1A, Class A2II,
3.88%, 03/15/2048 (C) (D)	361,000	361,254

Total Asset-Backed Securities (Cost $12,942,210)		12,909,580

CORPORATE DEBT SECURITIES - 18.7%
Aerospace & Defense - 0.5%
Huntington Ingalls Industries, Inc. 5.00%, 11/15/2025 (C)	198,000	211,860
Northrop Grumman Corp.
2.55%, 10/15/2022	935,000	928,338
2.93%, 01/15/2025	804,000	799,223
3.25%, 01/15/2028	989,000	990,445
4.03%, 10/15/2047	632,000	660,505
Rockwell Collins, Inc.
3.20%, 03/15/2024	399,000	402,059
3.50%, 03/15/2027	683,000	695,415

		4,687,845

Automobiles - 0.1%
General Motors Co. 4.88%, 10/02/2023	889,000	962,052

Banks - 2.1%
Bank of America Corp. 2.50%, 10/21/2022, MTN	2,025,000	2,003,457
Fixed until 10/01/2024, 3.09% (E), 10/01/2025, MTN	464,000	462,936
4.18%, 11/25/2027, MTN	916,000	956,548
Fixed until 04/24/2037, 4.24% (E), 04/24/2038	924,000	1,002,106
Citigroup, Inc.
3-Month LIBOR + 1.43%, 2.91% (E), 09/01/2023	1,044,000	1,074,613
3.20%, 10/21/2026	595,000	590,351
Fixed until 01/10/2027, 3.89% (E), 01/10/2028	1,568,000	1,623,008
Citizens Bank NA 2.65%, 05/26/2022	358,000	354,726
Citizens Financial Group, Inc.
3.75%, 07/01/2024	188,000	187,878
4.30%, 12/03/2025	1,215,000	1,274,393
4.35%, 08/01/2025	177,000	184,106
First Republic Bank 4.63%, 02/13/2047	635,000	679,111

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
JPMorgan Chase & Co.
2.30%, 08/15/2021, MTN	$ 1,058,000	$ 1,048,525
3.38%, 05/01/2023	1,329,000	1,350,878
Fixed until 02/01/2027, 3.78% (E), 02/01/2028	1,297,000	1,344,017
3.88%, 09/10/2024	358,000	373,438
Santander UK PLC 5.00%, 11/07/2023 (C)	2,229,000	2,381,818
SVB Financial Group 5.38%, 09/15/2020	517,000	552,556
Wells Fargo & Co.
3.00%, 04/22/2026	384,000	376,742
4.10%, 06/03/2026, MTN	987,000	1,034,990
4.30%, 07/22/2027, MTN	863,000	918,927

		19,775,124

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.
2.65%, 02/01/2021	313,000	314,571
3.30%, 02/01/2023	1,774,000	1,815,322
Constellation Brands, Inc.
4.25%, 05/01/2023	905,000	957,363
4.75%, 12/01/2025	117,000	128,543
Molson Coors Brewing Co. 3.00%, 07/15/2026	1,344,000	1,315,480

		4,531,279

Biotechnology - 0.1%
Celgene Corp. 2.75%, 02/15/2023 (A)	540,000	535,543

Building Products - 0.1%
Owens Corning
3.40%, 08/15/2026	233,000	228,698
4.20%, 12/01/2024	584,000	611,840

		840,538

Capital Markets - 1.8%
Bank of New York Mellon Corp.
2.45%, 08/17/2026, MTN	152,000	144,360
3.25%, 05/16/2027, MTN	1,208,000	1,220,996
Cboe Global Markets, Inc. 3.65%, 01/12/2027	943,000	971,265
Charles Schwab Corp.
3.00%, 03/10/2025	621,000	618,942
3.20%, 01/25/2028	536,000	536,842
E*TRADE Financial Corp.
2.95%, 08/24/2022	913,000	905,293
3.80%, 08/24/2027	790,000	787,428
Goldman Sachs Capital I 6.35%, 02/15/2034	2,229,000	2,805,380
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (E), 09/29/2025	1,198,000	1,193,173
3.50%, 11/16/2026	1,900,000	1,911,122
3.75%, 02/25/2026	725,000	743,915
Lazard Group LLC 4.25%, 11/14/2020	721,000	750,979
Morgan Stanley Fixed until 07/22/2027, 3.59% (E), 07/22/2028	1,733,000	1,748,950

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Raymond James Financial, Inc.
3.63%, 09/15/2026	$ 449,000	$ 451,107
4.95%, 07/15/2046	819,000	925,924
5.63%, 04/01/2024	396,000	448,953
TD Ameritrade Holding Corp.
2.95%, 04/01/2022	405,000	409,850
3.63%, 04/01/2025	632,000	654,275

		17,228,754

Chemicals - 0.3%
CF Industries, Inc. 4.50%, 12/01/2026 (C)	730,000	760,961
Sherwin-Williams Co.
2.75%, 06/01/2022	272,000	270,944
3.13%, 06/01/2024	317,000	318,748
3.45%, 06/01/2027	876,000	890,012
4.50%, 06/01/2047	228,000	249,282

		2,489,947

Commercial Services & Supplies - 0.0% (F)
Cintas Corp. No. 2 4.30%, 06/01/2021	158,000	166,589

Construction Materials - 0.1%
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	475,000	499,638
Vulcan Materials Co. 4.50%, 04/01/2025	817,000	870,599

		1,370,237

Consumer Finance - 1.0%
Ally Financial, Inc. 8.00%, 12/31/2018	304,000	318,440
American Express Credit Corp. 2.13%, 03/18/2019	2,255,000	2,255,009
Capital One Financial Corp. 3.30%, 10/30/2024	1,331,000	1,324,015
Discover Financial Services
3.75%, 03/04/2025	277,000	278,829
3.95%, 11/06/2024	827,000	844,769
General Motors Financial Co., Inc. 3.95%, 04/13/2024	1,834,000	1,888,084
Synchrony Financial
3.70%, 08/04/2026	1,047,000	1,032,259
4.50%, 07/23/2025	1,079,000	1,127,560

		9,068,965

Containers & Packaging - 0.1%
Ball Corp. 4.38%, 12/15/2020	570,000	589,950

Diversified Financial Services - 0.2%
LeasePlan Corp. NV 2.50%, 05/16/2018 (C)	1,321,000	1,321,155
Neuberger Berman Group LLC / Neuberger Berman Finance Corp. 4.88%, 04/15/2045 (C)	146,000	148,879
Quicken Loans, Inc. 5.25%, 01/15/2028 (C)	916,000	904,275

		2,374,309

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.8%
AT&T, Inc.
3.40%, 08/14/2024	$ 643,000	$ 646,301
3.90%, 08/14/2027	533,000	536,561
4.10%, 02/15/2028 (C)	584,000	585,932
4.25%, 03/01/2027	364,000	371,068
5.15%, 02/14/2050	360,000	364,487
5.25%, 03/01/2037	259,000	273,925
5.30%, 08/14/2058	838,000	840,749
Verizon Communications, Inc.
2.63%, 08/15/2026	2,123,000	1,999,630
4.13%, 03/16/2027 - 08/15/2046	1,236,000	1,199,849
4.86%, 08/21/2046	364,000	379,151

		7,197,653

Electric Utilities - 1.0%
Duke Energy Corp.
1.80%, 09/01/2021	360,000	350,155
2.40%, 08/15/2022	399,000	392,015
2.65%, 09/01/2026	890,000	852,769
3.15%, 08/15/2027	613,000	608,568
NextEra Energy Operating Partners, LP
4.25%, 09/15/2024 (C)	120,000	122,100
4.50%, 09/15/2027 (C)	254,000	252,730
PPL Capital Funding, Inc. 3.10%, 05/15/2026	982,000	961,118
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.38%, 05/01/2021 (C)	2,144,000	2,297,786
Southern Co.
2.35%, 07/01/2021	1,474,000	1,465,255
2.95%, 07/01/2023	687,000	687,337
3.25%, 07/01/2026	1,475,000	1,446,566

		9,436,399

Electronic Equipment, Instruments & Components - 0.1%
Trimble, Inc. 4.75%, 12/01/2024	1,237,000	1,335,005

Energy Equipment & Services - 0.2%
Energy Transfer, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	624,000	682,192
NuStar Logistics, LP 5.63%, 04/28/2027 (A)	645,000	656,288
Oceaneering International, Inc. 4.65%, 11/15/2024	367,000	357,061

		1,695,541

Equity Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc.
2.75%, 01/15/2020	688,000	690,898
4.50%, 07/30/2029	527,000	558,641
4.60%, 04/01/2022	1,414,000	1,501,498
American Tower Corp.
3.30%, 02/15/2021	959,000	976,584
3.38%, 10/15/2026	1,234,000	1,212,385
3.45%, 09/15/2021	104,000	106,297
3.50%, 01/31/2023	184,000	188,140
4.40%, 02/15/2026	591,000	621,486

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Crown Castle International Corp.
3.20%, 09/01/2024	$ 611,000	$ 604,665
3.65%, 09/01/2027	1,108,000	1,105,287
5.25%, 01/15/2023	808,000	884,716
Digital Realty Trust, LP 3.70%, 08/15/2027	358,000	360,605
Iron Mountain, Inc.
4.88%, 09/15/2027 (C)	1,071,000	1,071,000
5.25%, 03/15/2028 (C)	821,000	816,895
MGM Growth Properties Operating Partnership, LP / MGP Finance Co-Issuer, Inc. 5.63%, 05/01/2024	381,000	405,765
Senior Housing Properties Trust 6.75%, 04/15/2020 - 12/15/2021	244,000	263,106
SL Green Realty Corp. 5.00%, 08/15/2018	304,000	307,725
7.75%, 03/15/2020	1,330,000	1,463,392

		13,139,085

Food & Staples Retailing - 0.3%
CVS Health Corp.
2.80%, 07/20/2020	1,060,000	1,064,416
4.75%, 12/01/2022	460,000	492,719
Sysco Corp.
2.50%, 07/15/2021	258,000	257,302
3.25%, 07/15/2027	337,000	335,866
3.30%, 07/15/2026	561,000	564,519

		2,714,822

Food Products - 0.6%
Danone SA
2.08%, 11/02/2021 (A) (C)	1,002,000	980,157
2.59%, 11/02/2023 (C)	643,000	627,058
McCormick & Co., Inc.
3.15%, 08/15/2024	809,000	813,287
3.40%, 08/15/2027	620,000	628,119
Post Holdings, Inc.
5.63%, 01/15/2028 (C)	188,000	188,996
5.75%, 03/01/2027 (C)	363,000	369,353
WM Wrigley Jr. Co. 2.40%, 10/21/2018 (C)	1,900,000	1,905,396

		5,512,366

Health Care Equipment & Supplies - 0.3%
Abbott Laboratories
3.75%, 11/30/2026	227,000	233,099
3.88%, 09/15/2025	141,000	145,839
Becton Dickinson and Co.
2.89%, 06/06/2022	457,000	454,141
3.36%, 06/06/2024	1,014,000	1,016,833
3.70%, 06/06/2027	719,000	724,544

		2,574,456

Health Care Providers & Services - 0.8%
Aetna, Inc. 2.80%, 06/15/2023	475,000	467,486
Centene Corp.
4.75%, 05/15/2022 - 01/15/2025	279,000	284,943
6.13%, 02/15/2024	160,000	169,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Express Scripts Holding Co.
3.40%, 03/01/2027	$ 389,000	$ 381,731
3.50%, 06/15/2024	335,000	337,963
HCA, Inc.
3.75%, 03/15/2019	511,000	515,471
4.50%, 02/15/2027	575,000	577,875
5.00%, 03/15/2024	654,000	680,160
5.25%, 06/15/2026	494,000	523,640
LifePoint Health, Inc. 5.50%, 12/01/2021	57,000	58,140
UnitedHealth Group, Inc.
2.38%, 10/15/2022	333,000	329,780
2.95%, 10/15/2027	645,000	643,119
3.10%, 03/15/2026	339,000	341,505
3.38%, 04/15/2027	189,000	194,216
3.45%, 01/15/2027	255,000	263,788
3.75%, 07/15/2025	647,000	681,954
Universal Health Services, Inc. 4.75%, 08/01/2022 (C)	556,000	566,425
WellCare Health Plans, Inc. 5.25%, 04/01/2025	624,000	658,320

		7,675,716

Hotels, Restaurants & Leisure - 0.7%
1011778 BC ULC / New Red Finance, Inc.
4.25%, 05/15/2024 (C)	893,000	890,768
4.63%, 01/15/2022 (C)	1,452,000	1,486,485
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 4.63%, 04/01/2025	1,615,000	1,659,412
McDonald’s Corp.
3.50%, 03/01/2027, MTN	1,514,000	1,557,036
4.88%, 12/09/2045, MTN	518,000	600,076

		6,193,777

Household Durables - 0.2%
DR Horton, Inc. 3.75%, 03/01/2019	661,000	669,882
MDC Holdings, Inc. 5.50%, 01/15/2024	569,000	600,295
Toll Brothers Finance Corp.
4.00%, 12/31/2018	262,000	266,257
4.38%, 04/15/2023	99,000	102,713
5.88%, 02/15/2022	334,000	364,060

		2,003,207

Household Products - 0.1%
Reckitt Benckiser Treasury Services PLC 2.75%, 06/26/2024 (C)	551,000	539,059

Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc.
2.80%, 08/22/2024 (C)	450,000	448,632
3.15%, 08/22/2027 (C)	1,432,000	1,434,158
4.05%, 08/22/2047 (C)	533,000	574,423

		2,457,213

IT Services - 0.3%
First Data Corp. 7.00%, 12/01/2023 (C)	905,000	957,038

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Total System Services, Inc.
3.80%, 04/01/2021	$ 587,000	$ 601,655
4.80%, 04/01/2026	1,249,000	1,351,285

		2,909,978

Machinery - 0.1%
CNH Industrial Capital LLC 3.63%, 04/15/2018	984,000	989,097

Media - 1.0%
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00%, 02/01/2028 (C)	1,156,000	1,124,210
5.13%, 05/01/2027 (C)	244,000	240,340
5.25%, 03/15/2021	713,000	725,032
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%, 02/15/2028	283,000	271,173
4.20%, 03/15/2028	595,000	590,579
4.91%, 07/23/2025	1,196,000	1,271,569
5.38%, 05/01/2047	307,000	314,782
Comcast Corp.
2.35%, 01/15/2027	695,000	656,356
3.30%, 02/01/2027	405,000	413,182
3.40%, 07/15/2046	98,000	92,723
Cox Communications, Inc.
3.15%, 08/15/2024 (C)	677,000	666,767
3.35%, 09/15/2026 (C)	1,033,000	1,009,493
3.50%, 08/15/2027 (C)	614,000	605,620
NBCUniversal Media LLC 4.45%, 01/15/2043	174,000	189,872
Time Warner, Inc. 3.60%, 07/15/2025	578,000	579,293
UBM PLC 5.75%, 11/03/2020 (C)	471,000	489,023

		9,240,014

Metals & Mining - 0.3%
Freeport-McMoRan, Inc. 3.10%, 03/15/2020	264,000	262,350
Reliance Steel & Aluminum Co. 4.50%, 04/15/2023	644,000	678,836
Steel Dynamics, Inc.
4.13%, 09/15/2025 (C)	652,000	656,890
5.00%, 12/15/2026	297,000	314,077
Teck Resources, Ltd.
4.50%, 01/15/2021	269,000	277,393
4.75%, 01/15/2022 (A)	390,000	407,082
8.50%, 06/01/2024 (C)	690,000	779,700

		3,376,328

Multi-Utilities - 0.0% (F)
Dominion Energy, Inc.
2.00%, 08/15/2021	122,000	119,218
2.85%, 08/15/2026	180,000	173,833

		293,051

Oil, Gas & Consumable Fuels - 1.0%
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 5.25%, 01/15/2025	253,000	266,080

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	$ 297,000	$ 316,228
Enbridge Energy Partners, LP 5.88%, 10/15/2025	586,000	663,718
Energy Transfer Equity, LP
4.25%, 03/15/2023	508,000	504,190
5.88%, 01/15/2024	458,000	482,045
Energy Transfer, LP 4.15%, 10/01/2020	366,000	377,949
Kinder Morgan Energy Partners, LP
3.95%, 09/01/2022	557,000	574,837
5.00%, 10/01/2021	436,000	464,713
Motiva Enterprises LLC 5.75%, 01/15/2020 (C)	540,000	570,299
NGPL PipeCo LLC
4.38%, 08/15/2022 (C)	117,000	118,974
4.88%, 08/15/2027 (C)	252,000	261,450
Phillips 66 Partners, LP
3.61%, 02/15/2025	538,000	542,035
3.75%, 03/01/2028	182,000	182,083
4.68%, 02/15/2045	161,000	165,368
Plains All American Pipeline, LP / PAA Finance Corp.
4.50%, 12/15/2026	214,000	216,932
4.65%, 10/15/2025	222,000	228,769
Sabine Pass Liquefaction LLC 5.00%, 03/15/2027	967,000	1,037,665
TC PipeLines, LP 3.90%, 05/25/2027	634,000	637,168
Williams Cos., Inc. 3.70%, 01/15/2023	310,000	308,450
Williams Partners, LP 3.75%, 06/15/2027	1,065,000	1,067,214
Williams Partners, LP / ACMP Finance Corp. 4.88%, 03/15/2024	59,000	61,655

		9,047,822

Paper & Forest Products - 0.2%
Georgia-Pacific LLC
3.16%, 11/15/2021 (C)	1,045,000	1,063,638
3.60%, 03/01/2025 (C)	831,000	854,038

		1,917,676

Pharmaceuticals - 0.1%
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	627,000	617,132
3.20%, 09/23/2026	836,000	817,401

		1,434,533

Professional Services - 0.7%
Equifax, Inc.
2.30%, 06/01/2021	215,000	209,862
3.30%, 12/15/2022	758,000	753,080
IHS Markit, Ltd.
4.00%, 03/01/2026 (C)	977,000	975,779
4.75%, 02/15/2025 (C)	575,000	606,625
5.00%, 11/01/2022 (C)	94,000	101,915

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Professional Services (continued)
Verisk Analytics, Inc.
4.13%, 09/12/2022	$ 177,000	$ 184,785
4.88%, 01/15/2019	832,000	851,961
5.50%, 06/15/2045	990,000	1,153,445
5.80%, 05/01/2021	1,531,000	1,665,914

		6,503,366

Real Estate Management & Development - 0.3%
Jones Lang LaSalle, Inc. 4.40%, 11/15/2022	711,000	749,083
Kennedy-Wilson, Inc. 5.88%, 04/01/2024	2,038,000	2,104,235

		2,853,318

Semiconductors & Semiconductor Equipment - 0.7%
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.63%, 01/15/2024 (C)	668,000	664,249
3.88%, 01/15/2027 (C)	2,661,000	2,618,546
NXP BV / NXP Funding LLC
3.88%, 09/01/2022 (C)	855,000	864,619
4.13%, 06/15/2020 - 06/01/2021 (C)	750,000	766,148
4.63%, 06/01/2023 (C)	297,000	310,662
TSMC Global, Ltd. 1.63%, 04/03/2018 (C)	1,459,000	1,456,428

		6,680,652

Software - 0.1%
Cadence Design Systems, Inc. 4.38%, 10/15/2024	954,000	1,012,120
VMware, Inc. 3.90%, 08/21/2027	345,000	348,271

		1,360,391

Textiles, Apparel & Luxury Goods - 0.1%
Tapestry, Inc.
3.00%, 07/15/2022	297,000	295,951
4.13%, 07/15/2027	297,000	299,259

		595,210

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp. 3.38%, 03/15/2018 (C)	1,266,000	1,269,775

Total Corporate Debt Securities (Cost $174,128,133)		175,566,642

MORTGAGE-BACKED SECURITIES - 1.2%
BAMLL Commercial Mortgage Securities Trust
Series 2013-WBRK, Class A,
3.53% (E), 03/10/2037 (C)	573,000	582,470
Series 2014-FL1, Class D,
1-Month LIBOR + 4.00%, 5.48% (E), 12/15/2031 (C)	100,000	97,329
Series 2014-FL1, Class E,
1-Month LIBOR + 5.50%, 6.98% (E), 12/15/2031 (C)	251,657	239,288
BBCMS Trust Series 2015-SRCH, Class A2, 4.20%, 08/10/2035 (C)	715,000	771,466

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
BXP Trust
Series 2017-GM, Class A,
3.38%, 06/13/2039 (C)	$ 324,000	$ 330,978
Caesars Palace Las Vegas Trust
Series 2017-VICI, Class C,
4.14%, 10/15/2034 (C)	458,000	470,443
Series 2017-VICI, Class D,
4.35% (E), 10/15/2034 (C)	495,000	505,133
Series 2017-VICI, Class E,
4.35% (E), 10/15/2034 (C)	650,000	631,202
CGMS Commercial Mortgage Trust
Series 2017-MDRB, Class B,
1-Month LIBOR + 1.75%, 3.23% (E), 07/15/2030 (C)	274,000	274,115
Series 2017-MDRB, Class C,
1-Month LIBOR + 2.50%, 3.98% (E), 07/15/2030 (C)	173,000	173,071
GS Mortgage Securities Corp. II Series 2017-375H, Class A, 3.59% (E), 09/10/2037 (C)	418,000	425,953
GS Mortgage Securities Trust Series 2014-GSFL, Class E, 1-Month LIBOR + 5.95%, 7.43% (E), 07/15/2031 (C)	300,000	300,857
GSCCRE Commercial Mortgage Trust Series 2015-HULA, Class E, 1-Month LIBOR + 4.40%, 5.88% (E), 08/15/2032 (C)	458,000	459,438
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (C)	232,000	229,742
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C2, Class E,
5.66% (E), 11/15/2043 (C)	314,000	314,840
Series 2015-UES, Class E,
3.62% (E), 09/05/2032 (C)	236,000	235,412
Series 2016-WIKI, Class C,
3.55%, 10/05/2031 (C)	96,000	96,553
Series 2016-WIKI, Class D,
4.01% (E), 10/05/2031 (C)	146,000	146,685
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ,
5.28% (E), 02/15/2041	2,071	2,072
Series 2008-C1, Class AM,
6.32% (E), 04/15/2041	354,000	351,754
MAD Mortgage Trust Series 2017-330M, Class A, 3.29% (E), 08/15/2034 (C)	246,000	247,535
MSSG Trust
Series 2017-237P, Class A,
3.40%, 09/13/2039 (C)	548,000	555,176
Series 2017-237P, Class B,
3.69%, 09/13/2039 (C)	96,000	97,130
Shops at Crystals Trust Series 2016-CSTL, Class A, 3.13%, 07/05/2036 (C)	416,000	408,842

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Starwood Retail Property Trust
Series 2014-STAR, Class D,
1-Month LIBOR + 3.25%, 4.73% (E), 11/15/2027 (C)	$ 311,000	$ 294,280
Series 2014-STAR, Class E,
1-Month LIBOR + 4.15%, 5.63% (E), 11/15/2027 (C)	185,000	170,533
Station Place Securitization Trust
Series 2017-3, Class A,
1-Month LIBOR + 1.00%, 2.29% (E), 07/24/2018 (C) (G)	921,000	921,153
Series 2017-LD1, Class A,
1-Month LIBOR + 0.80%, 2.35% (E), 11/25/2050 (C) (G)	882,000	882,000
Series 2017-LD1, Class B,
1-Month LIBOR + 1.00%, 2.55% (E), 11/25/2050 (C) (G)	220,000	220,000
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AJ,
5.41% (E), 12/15/2043	376,971	384,525
Series 2007-C31, Class AJ,
5.66% (E), 04/15/2047	325,436	330,412
Series 2007-C34, Class AJ,
6.08% (E), 05/15/2046	153,542	157,447
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (C)	384,000	394,528

Total Mortgage-Backed Securities (Cost $11,759,875)		11,702,362

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.5%
Federal Home Loan Mortgage Corp.
3.00%, 01/01/2045 (D)	295,133	295,404
3.00%, 10/01/2046 - 12/01/2046	3,645,254	3,650,725
3.50%, 02/01/2044 - 12/01/2047	7,047,647	7,277,464
4.00%, 06/01/2047 - 09/01/2047	2,095,445	2,201,814
4.50%, 06/01/2046	797,536	858,867
5.00%, 03/01/2042	229,774	252,056
5.50%, 10/01/2036 - 09/01/2041	917,411	1,016,710
6.00%, 04/01/2040	115,408	132,822
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes 1-Month LIBOR + 3.60%, 5.15% (E), 04/25/2024	848,000	946,009
1-Month LIBOR + 4.50%, 6.05% (E), 02/25/2024	1,146,000	1,338,703
Federal National Mortgage Association 3.00%, 10/01/2045 - 12/01/2047	7,265,350	7,281,844
3.00%, 11/01/2046 (D)	313,480	314,253
3.00%, TBA (D)	296,000	295,613
3.50%, 02/01/2043 - 05/01/2056	15,110,454	15,582,650
3.50%, TBA (D)	2,954,000	3,028,196
4.00%, 08/01/2046 - 11/01/2047	11,403,333	12,033,623
4.00%, TBA (D)	8,627,000	9,021,590
4.50%, 06/01/2042 - 11/01/2047	11,512,167	12,418,392
5.00%, 05/01/2041 - 07/01/2044	1,204,725	1,321,349
5.50%, 03/01/2040 - 05/01/2044	3,258,254	3,590,127
6.00%, 10/01/2035 - 10/01/2038	52,402	59,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association Connecticut Avenue Securities 1-Month LIBOR + 3.00%, 4.55% (E), 07/25/2024	$ 784,506	$ 838,563
1-Month LIBOR + 4.90%, 6.45% (E), 11/25/2024	428,483	490,253
FREMF Mortgage Trust Series 2010-KSCT, Class B, 2.00%, 01/25/2020 (C) (G)	128,267	120,519
Government National Mortgage Association
4.00%, 01/15/2045 - 08/20/2047	2,553,181	2,683,262
4.50%, 10/20/2041 - 08/15/2046	2,185,942	2,351,880

Total U.S. Government Agency Obligations (Cost $90,478,754)		89,402,012

U.S. GOVERNMENT OBLIGATIONS - 8.6%
U.S. Treasury - 8.6%
U.S. Treasury Bond
2.25%, 08/15/2046	1,881,000	1,696,794
2.75%, 08/15/2047 - 11/15/2047	12,183,000	12,200,819
3.00%, 02/15/2047 - 05/15/2047	3,031,000	3,187,071
U.S. Treasury Note
1.25%, 06/30/2019	9,848,000	9,760,676
1.38%, 07/31/2019 - 09/30/2019	4,332,000	4,294,769
1.50%, 10/31/2019	4,616,000	4,584,265
1.63%, 10/15/2020	1,426,000	1,413,355
1.75%, 11/30/2019	12,237,000	12,206,408
1.75%, 11/15/2020 (A)	5,451,000	5,419,699
1.88%, 09/30/2022	1,745,000	1,719,711
2.00%, 11/30/2022 (A)	520,000	515,267
2.00%, 05/31/2024 - 11/15/2026	2,668,000	2,609,466
2.13%, 09/30/2024	542,000	535,183
2.25%, 11/15/2025 - 08/15/2027	8,903,000	8,800,788
2.25%, 11/15/2027 (A)	11,650,000	11,485,717

Total U.S. Government Obligations (Cost $80,713,715)		80,429,988

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bill
1.27% (H), 04/26/2018	$ 3,691,000	$ 3,675,016
1.30% (H), 09/13/2018	3,576,000	3,534,622
1.35% (H), 09/13/2018	2,870,000	2,836,791

Total Short-Term U.S. Government Obligations (Cost $10,062,561)		10,046,429

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (H)	23,567,565	23,567,565

Total Securities Lending Collateral (Cost $23,567,565)		23,567,565

	Principal	Value

REPURCHASE AGREEMENT - 2.3%
Fixed Income Clearing Corp., 0.54% (H), dated 12/29/2017, to be repurchased at $21,547,372 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $21,980,397.	$ 21,546,079	21,546,079

Total Repurchase Agreement (Cost $21,546,079)		21,546,079

Total Investments (Cost $845,162,578)		975,449,771
Net Other Assets (Liabilities) - (3.9)%		(36,840,875)

Net Assets - 100.0%		$ 938,608,896

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$544,586,566	$—	$—	$544,586,566
Master Limited Partnership	5,692,548	—	—	5,692,548
Asset-Backed Securities	—	12,909,580	—	12,909,580
Corporate Debt Securities	—	175,566,642	—	175,566,642
Mortgage-Backed Securities	—	11,702,362	—	11,702,362
U.S. Government Agency Obligations	—	89,402,012	—	89,402,012
U.S. Government Obligations	—	80,429,988	—	80,429,988
Short-Term U.S. Government Obligations	—	10,046,429	—	10,046,429
Securities Lending Collateral	23,567,565	—	—	23,567,565
Repurchase Agreement	—	21,546,079	—	21,546,079

Total Investments	$573,846,679	$401,603,092	$—	$975,449,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,090,898. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $60,582,015, representing 6.5% of the Portfolio’s net assets.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	Illiquid security. At December 31, 2017, the value of such securities amounted to $2,143,672 or 0.2% of the Portfolio’s net assets.
(H)	Rates disclosed reflect the yields at December 31, 2017.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $823,616,499) (including securities loaned of $23,090,898)	$953,903,692
Repurchase agreement, at value (cost $21,546,079)	21,546,079
Receivables and other assets:
Shares of beneficial interest sold	505
When-issued, delayed-delivery, forward and TBA commitments sold	3,696,573
Interest	2,566,936
Dividends	989,500
Net income from securities lending	10,457

Total assets	982,713,742

Liabilities:
Due to custodian	2,836,190
Payables and other liabilities:
Shares of beneficial interest redeemed	176,775
Investments purchased	8,696
When-issued, delayed-delivery, forward and TBA commitments purchased	16,626,389
Investment management fees	577,958
Distribution and service fees	196,488
Transfer agent costs	3,149
Trustees, CCO and deferred compensation fees	737
Audit and tax fees	27,449
Custody fees	18,935
Legal fees	8,693
Printing and shareholder reports fees	48,147
Other	7,675
Collateral for securities on loan	23,567,565

Total liabilities	44,104,846

Net assets	$938,608,896

Net assets consist of:
Capital stock ($0.01 par value)	$615,375
Additional paid-in capital	772,256,051
Undistributed (distributions in excess of) net investment income (loss)	14,382,131
Accumulated net realized gain (loss)	21,068,146
Net unrealized appreciation (depreciation) on:
Investments	130,287,193

Net assets	$938,608,896

Net assets by class:
Initial Class	$11,502,727
Service Class	927,106,169

Shares outstanding:
Initial Class	744,363
Service Class	60,793,181

Net asset value and offering price per share:
Initial Class	$15.45
Service Class	15.25

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$11,509,542
Interest income	10,697,039
Net income (loss) from securities lending	35,577
Withholding taxes on foreign income	(27,379)

Total investment income	22,214,779

Expenses:
Investment management fees	6,313,063
Distribution and service fees:
Service Class	2,140,548
Transfer agent costs	12,307
Trustees, CCO and deferred compensation fees	23,789
Audit and tax fees	40,777
Custody fees	102,373
Legal fees	62,163
Printing and shareholder reports fees	53,686
Other	31,742

Total expenses	8,780,448

Net investment income (loss)	13,434,331

Net realized gain (loss) on:
Investments	22,766,886
Foreign currency transactions	(2,251)

Net realized gain (loss)	22,764,635

Net change in unrealized appreciation (depreciation) on:
Investments	97,493,946

Net realized and change in unrealized gain (loss)	120,258,581

Net increase (decrease) in net assets resulting from operations	$133,692,912

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$13,434,331	$10,695,263
Net realized gain (loss)	22,764,635	4,102,703
Net change in unrealized appreciation (depreciation)	97,493,946	16,041,670

Net increase (decrease) in net assets resulting from operations	133,692,912	30,839,636

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(172,154)	(119,199)
Service Class	(11,323,493)	(7,533,231)

Total dividends and/or distributions from net investment income	(11,495,647)	(7,652,430)

Net realized gains:
Initial Class	(50,945)	(84,657)
Service Class	(4,016,492)	(6,256,782)

Total dividends and/or distributions from net realized gains	(4,067,437)	(6,341,439)

Total dividends and/or distributions to shareholders	(15,563,084)	(13,993,869)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,636,497	616,479
Service Class	68,626,763	139,729,461

	70,263,260	140,345,940

Dividends and/or distributions reinvested:
Initial Class	223,099	203,856
Service Class	15,339,985	13,790,013

	15,563,084	13,993,869

Cost of shares redeemed:
Initial Class	(1,716,827)	(1,305,847)
Service Class	(32,051,232)	(29,046,223)

	(33,768,059)	(30,352,070)

Net increase (decrease) in net assets resulting from capital share transactions	52,058,285	123,987,739

Net increase (decrease) in net assets	170,188,113	140,833,506

Net assets:
Beginning of year	768,420,783	627,587,277

End of year	$938,608,896	$768,420,783

Undistributed (distributions in excess of) net investment income (loss)	$14,382,131	$12,481,263

Capital share transactions - shares:
Shares issued:
Initial Class	114,418	46,922
Service Class	4,886,762	10,820,651

	5,001,180	10,867,573

Shares reinvested:
Initial Class	15,575	15,351
Service Class	1,083,340	1,051,068

	1,098,915	1,066,419

Shares redeemed:
Initial Class	(118,117)	(99,721)
Service Class	(2,225,446)	(2,236,880)

	(2,343,563)	(2,336,601)

Net increase (decrease) in shares outstanding:
Initial Class	11,876	(37,448)
Service Class	3,744,656	9,634,839

	3,756,532	9,597,391

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.47	$13.18		$13.60	$12.66	$10.70

Investment operations:
Net investment income (loss) (A)	0.26	0.23	(B)	0.24	0.21	0.17
Net realized and unrealized gain (loss)	2.02	0.33		(0.21)	0.83	1.88

Total investment operations	2.28	0.56		0.03	1.04	2.05

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.16)		(0.12)	(0.10)	(0.09)
Net realized gains	(0.07)	(0.11)		(0.33)	—	—

Total dividends and/or distributions to shareholders	(0.30)	(0.27)		(0.45)	(0.10)	(0.09)

Net asset value, end of year	$15.45	$13.47		$13.18	$13.60	$12.66

Total return (C)	17.04%	4.33%		0.34%	8.19%	19.27%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,503	$9,868		$10,148	$10,495	$9,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%		0.79%	0.81%	0.84%
Including waiver and/or reimbursement and recapture	0.77%	0.77	%(B)	0.79%	0.81%	0.84%
Net investment income (loss) to average net assets	1.80%	1.77	%(B)	1.76%	1.63%	1.43%
Portfolio turnover rate	63%	84%		75%	84%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

Service Class
December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.30	$13.02	$13.45	$12.55	$10.62

Investment operations:
Net investment income (loss) (A)	0.22	0.20	(B)	0.20	0.18	0.14
Net realized and unrealized gain (loss)	1.99	0.33	(0.20)	0.80	1.87

Total investment operations	2.21	0.53	0.00	(C)	0.98	2.01

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.14)	(0.10)	(0.08)	(0.08)
Net realized gains	(0.07)	(0.11)	(0.33)	—	—

Total dividends and/or distributions to shareholders	(0.26)	(0.25)	(0.43)	(0.08)	(0.08)

Net asset value, end of year	$15.25	$13.30	$13.02	$13.45	$12.55

Total return (D)	16.73%	4.12%	0.12%	7.83%	19.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$927,106	$758,553	$617,439	$391,062	$221,099
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.03%	1.04%	1.06%	1.09%
Including waiver and/or reimbursement and recapture	1.02%	1.02	%(B)	1.04%	1.06%	1.09%
Net investment income (loss) to average net assets	1.55%	1.53	%(B)	1.51%	1.39%	1.20%
Portfolio turnover rate	63%	84%	75%	84%	69%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolios are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolios combine fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $7,018.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,537,364	$—	$—	$—	$3,537,364
Corporate Debt Securities	2,378,808	—	—	—	2,378,808
U.S. Government Obligations	17,651,393	—	—	—	17,651,393
Total Securities Lending Transactions	$23,567,565	$—	$—	$—	$23,567,565
Total Borrowings	$23,567,565	$—	$—	$—	$23,567,565

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.760%
Over $250 million up to $500 million	0.730%
Over $500 million up to $1 billion	0.705%
Over $1 billion	0.680%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangements with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	98.30%	98.30%
Service Class	1	90.28%	90.28%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 282,573,147	$ 325,989,928	$ 265,254,855	$ 272,133,359

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss, partnership basis adjustments, convertible preferred stock adjustments, reversal of prior year real estate investment trust and non-real estate investment trust estimates and prior period adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (2,085)	$ (37,816)	$ 39,901

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 846,794,615	$ 137,964,562	$ (9,309,406)	$ 128,655,156

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,591,098	$ 3,971,986	$ —	$ 7,652,430	$ 6,341,439	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,016,025	$ 19,066,289	$ —	$ —	$ —	$ 128,655,156

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. NEW ACCOUNTING PRONOUNCEMENT (continued)

ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Janus Balanced VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,971,986 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

(unaudited)

MARKET ENVIRONMENT

Mid-cap stocks registered strong gains in 2017. Equities enjoyed a strong start to the year, as investors considered the potential impact of some of the Trump administration’s proposed corporate tax cuts and pro-growth initiatives. Strong corporate earnings and signs of a strengthening global economy continued to bolster stocks throughout the year. U.S. equities continued to climb higher in the fourth quarter as corporate tax reform appeared likely, and was eventually signed into law. Volatility remained low throughout most of the year. Technology and financials were two of the highest returning sectors within the Russell Midcap Growth Index.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Janus Mid-Cap Growth VP, Initial Class returned 29.01%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 25.27%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark during the period. Our stock selection within the consumer discretionary sector was a large contributor to relative performance, as was our underweight to the sector. An overweight to the technology sector was another large contributor to relative results. Stock selection in the health care and energy sectors detracted from relative performance during the period.

ON Semiconductor Corp. was our largest contributor during the year. Strong earnings results have helped to demonstrate the significant synergies and costs savings ON Semiconductor Corp. can achieve from its recent acquisition of Fairchild, and that helped lift the stock during the period. We continue to like the company’s growth potential, and also its potential to improve margins.

Semiconductor equipment manufacturer Lam Research Corp. was another large contributor. A strong capital spending cycle for companies in its end markets helped to lift the stock during the period. Going forward, we believe the continued shift to the Internet of Things may create strong demand for semiconductors, and in turn, Lam’s equipment.

World Fuel Services Corp. was our largest detractor. The fuel logistics company has had difficulties managing its costs, which has negatively affected the stock. We believe World Fuel Services Corp. will ultimately address its cost issues. We continued to hold the stock, and believe a business linking fuel buyers and sellers in transportation markets around the world is a valuable service for clients. We also believe the company can continue to take share within the fragmented industries in which it operates.

Biotechnology company Tesaro, Inc. was our second-largest detractor. The stock fell because the competitive landscape for its breast cancer treatment has intensified. However, we think the valuation more than reflects the risk of a potentially more competitive environment. We like the potential for its ovarian cancer drug, Zejula, and Varubi, a treatment for nausea associated with chemotherapy. We also like the management team’s history of building and selling biotech businesses.

Brian Demain, CFA

Cody Wheaton, CFA

Co-Portfolio Managers

Janus Capital Management LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	97.9%
Securities Lending Collateral	3.7
Repurchase Agreement	2.0
Convertible Preferred Stocks	0.1
Net Other Assets (Liabilities)	(3.7)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	29.01%	10.80%	6.98%	03/01/1993
Russell Midcap® Growth Index (A)	25.27%	15.30%	9.10%
Service Class	28.74%	10.53%	6.71%	05/01/2003

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results, may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,121.60	$4.39	$1,021.10	$4.18	0.82%
Service Class	1,000.00	1,120.30	5.72	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 97.9%
Aerospace & Defense - 2.5%
Harris Corp.	49,110	$ 6,956,432
Teledyne Technologies, Inc. (A)	79,629	14,424,793

		21,381,225

Airlines - 1.1%
Ryanair Holdings PLC, ADR (A)	88,396	9,209,979

Banks - 0.6%
SVB Financial Group (A)	21,985	5,139,433

Biotechnology - 3.4%
ACADIA Pharmaceuticals, Inc. (A) (B)	126,075	3,796,118
Alkermes PLC (A)	76,933	4,210,543
Celgene Corp. (A)	63,424	6,618,929
DBV Technologies SA, ADR (A)	56,444	1,388,522
Neurocrine Biosciences, Inc. (A)	96,979	7,524,601
Puma Biotechnology, Inc. (A)	34,609	3,421,100
TESARO, Inc. (A) (B)	22,369	1,853,719

		28,813,532

Building Products - 1.1%
A.O. Smith Corp.	149,899	9,185,811

Capital Markets - 5.3%
LPL Financial Holdings, Inc.	265,118	15,148,843
MSCI, Inc.	71,744	9,078,486
TD Ameritrade Holding Corp.	414,787	21,208,059

		45,435,388

Commercial Services & Supplies - 1.7%
Edenred	227,553	6,601,849
Ritchie Bros Auctioneers, Inc. (B)	260,683	7,802,242

		14,404,091

Containers & Packaging - 1.8%
Sealed Air Corp.	302,772	14,926,660

Diversified Consumer Services - 1.6%
ServiceMaster Global Holdings, Inc. (A)	271,484	13,918,985

Electrical Equipment - 3.3%
AMETEK, Inc.	67,036	4,858,099
Sensata Technologies Holding NV (A)	459,588	23,489,543

		28,347,642

Electronic Equipment, Instruments & Components - 7.2%
Amphenol Corp., Class A	60,551	5,316,378
Belden, Inc.	97,711	7,540,358
Dolby Laboratories, Inc., Class A	97,239	6,028,818
Flex, Ltd. (A)	607,896	10,936,049
National Instruments Corp.	304,999	12,697,108
TE Connectivity, Ltd.	201,368	19,138,015

		61,656,726

Equity Real Estate Investment Trusts - 4.0%
Crown Castle International Corp.	153,132	16,999,183
Lamar Advertising Co., Class A	233,160	17,309,799

		34,308,982

Health Care Equipment & Supplies - 7.9%
Boston Scientific Corp. (A)	557,143	13,811,575
Cooper Cos., Inc.	35,583	7,752,824
DexCom, Inc. (A) (B)	71,403	4,097,818
ICU Medical, Inc. (A)	30,333	6,551,928
STERIS PLC	144,712	12,657,959
Teleflex, Inc.	46,826	11,651,245

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Varian Medical Systems, Inc. (A)	99,700	$ 11,081,655

		67,605,004

Health Care Providers & Services - 0.5%
Henry Schein, Inc. (A)	63,783	4,457,156

Health Care Technology - 1.5%
athenahealth, Inc. (A)	97,562	12,979,648

Hotels, Restaurants & Leisure - 2.3%
Dunkin’ Brands Group, Inc.	172,360	11,112,049
Norwegian Cruise Line Holdings, Ltd. (A)	158,784	8,455,248

		19,567,297

Industrial Conglomerates - 0.6%
Carlisle Cos., Inc.	46,194	5,249,948

Insurance - 2.6%
Aon PLC	109,868	14,722,312
Intact Financial Corp.	91,283	7,624,345

		22,346,657

Internet & Direct Marketing Retail - 0.3%
Wayfair, Inc., Class A (A)	34,898	2,801,262

Internet Software & Services - 4.1%
Cimpress NV (A) (B)	128,951	15,458,646
CoStar Group, Inc. (A)	47,202	14,016,634
Dropbox, Inc. (A) (C) (D) (E) (F)	423,376	5,639,368

		35,114,648

IT Services - 9.5%
Amdocs, Ltd.	215,540	14,113,559
Broadridge Financial Solutions, Inc.	112,346	10,176,301
Euronet Worldwide, Inc. (A)	35,517	2,993,018
Fidelity National Information Services, Inc.	125,466	11,805,096
Gartner, Inc. (A)	59,886	7,374,961
Global Payments, Inc.	112,567	11,283,716
Jack Henry & Associates, Inc.	53,991	6,314,787
WEX, Inc. (A)	119,433	16,867,522

		80,928,960

Leisure Products - 0.7%
Polaris Industries, Inc.	47,479	5,886,921

Life Sciences Tools & Services - 4.5%
IQVIA Holdings, Inc. (A)	111,565	10,922,213
PerkinElmer, Inc.	197,751	14,459,553
Waters Corp. (A)	68,594	13,251,675

		38,633,441

Machinery - 2.3%
Middleby Corp. (A)	40,147	5,417,838
Rexnord Corp. (A)	352,032	9,159,872
Wabtec Corp. (B)	57,630	4,692,811

		19,270,521

Media - 1.0%
Omnicom Group, Inc.	112,364	8,183,470

Oil, Gas & Consumable Fuels - 0.5%
World Fuel Services Corp.	138,536	3,898,403

Professional Services - 2.5%
IHS Markit, Ltd. (A)	120,312	5,432,087
Verisk Analytics, Inc. (A)	164,316	15,774,336

		21,206,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 1.9%
Canadian Pacific Railway, Ltd.	34,737	$ 6,348,534
Old Dominion Freight Line, Inc.	71,872	9,454,762

		15,803,296

Semiconductors & Semiconductor Equipment - 8.2%
KLA-Tencor Corp.	117,174	12,311,472
Lam Research Corp.	67,518	12,428,039
Microchip Technology, Inc.	157,990	13,884,161
ON Semiconductor Corp. (A)	849,248	17,783,253
Xilinx, Inc.	203,826	13,741,949

		70,148,874

Software - 8.8%
Atlassian Corp. PLC, Class A (A)	290,656	13,230,661
Constellation Software, Inc.	28,133	17,054,820
Intuit, Inc.	54,897	8,661,649
Nice, Ltd., ADR (B)	161,756	14,866,994
SS&C Technologies Holdings, Inc.	357,285	14,462,897
Ultimate Software Group, Inc. (A)	33,183	7,241,526

		75,518,547

Specialty Retail - 1.2%
Tractor Supply Co.	79,422	5,936,795
Williams-Sonoma, Inc. (B)	86,866	4,490,972

		10,427,767

Textiles, Apparel & Luxury Goods - 3.1%
Carter’s, Inc.	65,776	7,728,022
Gildan Activewear, Inc.	404,324	13,059,665
Lululemon Athletica, Inc. (A)	75,032	5,896,765

		26,684,452

Trading Companies & Distributors - 0.3%
Ferguson PLC	39,737	2,859,595

Total Common Stocks (Cost $629,433,127)		836,300,744

	Shares	Value
CONVERTIBLE PREFERRED STOCKS - 0.1%
Electronic Equipment, Instruments & Components - 0.1%
Belden, Inc.
6.75%	8,000	$ 824,400

Internet Software & Services - 0.0% (G)
Dropbox, Inc.
0.00% (C) (D) (E) (F)	41,951	558,788

Total Convertible Preferred Stocks (Cost $1,179,619)		1,383,188

SECURITIES LENDING COLLATERAL - 3.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (H)	31,452,584	31,452,584

Total Securities Lending Collateral (Cost $31,452,584)		31,452,584

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.54% (H), dated 12/29/2017, to be repurchased at $17,096,380 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.50%, due 12/31/2018, and with a value of $17,440,192.	$ 17,095,354	17,095,354

Total Repurchase Agreement (Cost $17,095,354)		17,095,354

Total Investments (Cost $679,160,684)		886,231,870
Net Other Assets (Liabilities) - (3.7)%		(32,021,726)

Net Assets - 100.0%		$ 854,210,144

SECURITY VALUATION:

Valuation Inputs (I) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (K)	Value
ASSETS
Investments
Common Stocks	$821,199,932	$9,461,444	$5,639,368	$836,300,744
Convertible Preferred Stocks	824,400	—	558,788	1,383,188
Securities Lending Collateral	31,452,584	—	—	31,452,584
Repurchase Agreement	—	17,095,354	—	17,095,354

Total Investments	$853,476,916	$26,556,798	$6,198,156	$886,231,870

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,782,314. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $6,198,156, representing 0.7% of the Portfolio’s net assets.
(D)	Securities are Level 3 of the fair value hierarchy.
(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $6,198,156 or 0.7% of the Portfolio’s net assets.
(F)	Restricted securities. At December 31, 2017, the value of such securities held by the Portfolio are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Dropbox, Inc.	05/01/2012	$3,831,172	$5,639,368	0.7%

Convertible Preferred Stocks	Dropbox, Inc., 0.00%	05/25/2012	379,619	558,788	0.0	(G)

Total			$4,210,791	$6,198,156	0.7%

(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Rates disclosed reflect the yields at December 31, 2017.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	For the year ended December 31, 2017, the valuation technique changed for certain investments in Common Stocks and Convertible Preferred Stocks with a total value of $6,198,156 from using market comparable companies and discounted cash flow techniques to using a recent market transaction. This was considered to be a more relevant measure of fair value as of December 31, 2017.
(K)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $662,065,330) (including securities loaned of $30,782,314)	$869,136,516
Repurchase agreement, at value (cost $17,095,354)	17,095,354
Cash	29,708
Foreign currency, at value (cost $39,440)	39,508
Receivables and other assets:
Shares of beneficial interest sold	69,593
Investments sold	55
Interest	769
Dividends	265,166
Net income from securities lending	8,294

Total assets	886,644,963

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	101,295
Investments purchased	105,150
Investment management fees	572,317
Distribution and service fees	25,674
Transfer agent costs	2,952
Trustees, CCO and deferred compensation fees	959
Audit and tax fees	20,191
Custody fees	17,220
Legal fees	8,300
Printing and shareholder reports fees	123,224
Other	4,953
Collateral for securities on loan	31,452,584

Total liabilities	32,434,819

Net assets	$854,210,144

Net assets consist of:
Capital stock ($0.01 par value)	$265,980
Additional paid-in capital	600,613,009
Undistributed (distributions in excess of) net investment income (loss)	352,613
Accumulated net realized gain (loss)	45,907,211
Net unrealized appreciation (depreciation) on:
Investments	207,071,186
Translation of assets and liabilities denominated in foreign currencies	145

Net assets	$854,210,144

Net assets by class:
Initial Class	$732,784,858
Service Class	121,425,286

Shares outstanding:
Initial Class	22,684,751
Service Class	3,913,287

Net asset value and offering price per share:
Initial Class	$32.30
Service Class	31.03

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$7,520,495
Interest income	22,151
Net income (loss) from securities lending	120,917
Withholding taxes on foreign income	(132,322)

Total investment income	7,531,241

Expenses:
Investment management fees	6,462,466
Distribution and service fees:
Service Class	275,769
Transfer agent costs	11,536
Trustees, CCO and deferred compensation fees	22,500
Audit and tax fees	30,993
Custody fees	94,700
Legal fees	57,544
Printing and shareholder reports fees	72,724
Other	27,732

Total expenses	7,055,964

Net investment income (loss)	475,277

Net realized gain (loss) on:
Investments	46,953,158
Foreign currency transactions	(2,474)

Net realized gain (loss)	46,950,684

Net change in unrealized appreciation (depreciation) on:
Investments	159,426,217
Translation of assets and liabilities denominated in foreign currencies	2,387

Net change in unrealized appreciation (depreciation)	159,428,604

Net realized and change in unrealized gain (loss)	206,379,288

Net increase (decrease) in net assets resulting from operations	$206,854,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$475,277	$772,628
Net realized gain (loss)	46,950,684	4,750,519
Net change in unrealized appreciation (depreciation)	159,428,604	(24,543,374)

Net increase (decrease) in net assets resulting from operations	206,854,565	(19,020,227)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(730,193)	—
Service Class	—	—

Total dividends and/or distributions from net investment income	(730,193)	—

Net realized gains:
Initial Class	(4,607,682)	(42,906,138)
Service Class	(750,145)	(9,474,466)

Total dividends and/or distributions from net realized gains	(5,357,827)	(52,380,604)

Total dividends and/or distributions to shareholders	(6,088,020)	(52,380,604)

Capital share transactions:
Proceeds from shares sold:
Initial Class	12,314,594	11,463,115
Service Class	9,995,353	11,668,088

	22,309,947	23,131,203

Issued from fund acquisition:
Initial Class	—	194,579,225
Service Class	—	352,700

	—	194,931,925

Dividends and/or distributions reinvested:
Initial Class	5,337,875	42,906,138
Service Class	750,145	9,474,466

	6,088,020	52,380,604

Cost of shares redeemed:
Initial Class	(109,809,032)	(60,309,269)
Service Class	(14,849,742)	(17,849,428)

	(124,658,774)	(78,158,697)

Net increase (decrease) in net assets resulting from capital share transactions	(96,260,807)	192,285,035

Net increase (decrease) in net assets	104,505,738	120,884,204

Net assets:
Beginning of year	749,704,406	628,820,202

End of year	$854,210,144	$749,704,406

Undistributed (distributions in excess of) net investment income (loss)	$352,613	$587,789

Capital share transactions - shares:
Shares issued:
Initial Class	422,806	446,587
Service Class	361,253	474,439

	784,059	921,026

Shares issued on fund acquisition:
Initial Class	—	7,608,062
Service Class	—	14,331

	—	7,622,393

Shares reinvested:
Initial Class	185,471	1,727,300
Service Class	27,101	396,090

	212,572	2,123,390

Shares redeemed:
Initial Class	(3,730,809)	(2,368,618)
Service Class	(539,265)	(731,235)

	(4,270,074)	(3,099,853)

Net increase (decrease) in shares outstanding:
Initial Class	(3,122,532)	7,413,331
Service Class	(150,911)	153,625

	(3,273,443)	7,566,956

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$25.23	$28.35		$35.49	$37.94		$28.05

Investment operations:
Net investment income (loss) (A)	0.03	0.04	(B)	(0.25)	0.02		(0.02)
Net realized and unrealized gain (loss)	7.26	(0.66)		(1.61)	(0.00	)(C)	10.87

Total investment operations	7.29	(0.62)		(1.86)	0.02		10.85

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	—		—	—		(0.27)
Net realized gains	(0.19)	(2.50)		(5.28)	(2.47)		(0.69)

Total dividends and/or distributions to shareholders	(0.22)	(2.50)		(5.28)	(2.47)		(0.96)

Net asset value, end of year	$32.30	$25.23		$28.35	$35.49		$37.94

Total return (D)	29.01%	(2.04)%		(5.03)%	0.02%		39.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$732,785	$651,050		$521,496	$768,562		$839,396
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.87%		0.87%	0.88%		0.88%
Including waiver and/or reimbursement and recapture	0.83%	0.86	%(B)	0.87%	0.88%		0.88%
Net investment income (loss) to average net assets	0.09%	0.17	%(B)	(0.76)%	0.05%		(0.05)%
Portfolio turnover rate	15%	123%		21%	43%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$24.27	$27.44		$34.62	$37.16		$27.49

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.01	)(B)	(0.33)	(0.07)		(0.10)
Net realized and unrealized gain (loss)	6.99	(0.66)		(1.57)	(0.00	)(C)	10.66

Total investment operations	6.95	(0.67)		(1.90)	(0.07)		10.56

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—		(0.20)
Net realized gains	(0.19)	(2.50)		(5.28)	(2.47)		(0.69)

Total dividends and/or distributions to shareholders	(0.19)	(2.50)		(5.28)	(2.47)		(0.89)

Net asset value, end of year	$31.03	$24.27		$27.44	$34.62		$37.16

Total return (D)	28.74%	(2.30)%		(5.26)%	(0.23)%		38.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$121,425	$98,654		$107,324	$115,823		$118,292
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.12%		1.12%	1.13%		1.13%
Including waiver and/or reimbursement and recapture	1.08%	1.11	%(B)	1.12%	1.13%		1.13%
Net investment income (loss) to average net assets	(0.16)%	(0.04	)%(B)	(1.02)%	(0.20)%		(0.30)%
Portfolio turnover rate	15%	123%		21%	43%		49%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $8,326.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$31,452,584	$—	$—	$—	$31,452,584
Total Borrowings	$31,452,584	$—	$—	$—	$31,452,584

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.805%
Over $500 million up to $1 billion	0.770%
Over $1 billion	0.750%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.00%	May 1, 2018
Service Class	1.25%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.00%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	5	94.97%	94.97%
Service Class	2	88.58%	88.58%

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 119,998,703	$ —	$ 216,377,597	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, reversal of prior year real estate investment trust and non-real estate investment trust estimates and prior period adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (19,061)	$ 19,740	$ (679)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 680,217,651	$ 213,814,009	$ (7,799,790)	$ 206,014,219

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 730,193	$ 5,357,827	$ —	$ —	$ 52,380,604	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,836,836	$ 35,479,955	$ —	$ —	$ —	$ 206,014,364

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica Janus Mid-Cap Growth VP acquired all of the net assets of Transamerica Voya Mid Cap Opportunities VP pursuant to a Plan of Reorganization. Transamerica Janus Mid-Cap Growth VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 7,622,393 shares of Transamerica Janus Mid-Cap Growth VP for 16,694,645 shares of Transamerica Voya Mid Cap Opportunities VP, Inc. outstanding on December 16, 2016. Transamerica Voya Mid Cap Opportunities VP’s net assets at that date, $194,931,925, including $19,366,026 unrealized appreciation, were combined with those of Transamerica Janus Mid-Cap Growth VP. The aggregate net assets of Transamerica Janus Mid-Cap Growth VP immediately before the acquisition were $566,414,224; the combined net assets of Transamerica Janus Mid-Cap Growth VP immediately after the acquisition were $761,346,149.

Shares issued to Transamerica Voya Mid Cap Opportunities VP shareholders are as follows:

Class	Shares	Amount
Initial	7,608,062	$194,579,225
Service	14,331	352,700

The exchange ratio of the reorganization for Transamerica Janus Mid-Cap Growth VP is as follows:

Class	Exchange Ratio (A)
Initial	0.46
Service	0.47

(A)	Calculated by dividing the Transamerica Janus Mid-Cap Growth VP shares issuable by the Transamerica Voya Mid Cap Opportunities VP shares outstanding on December 16, 2016.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Janus Mid-Cap Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Janus Mid-Cap Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Janus Mid-Cap Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Janus Mid-Cap Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,357,827 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

(unaudited)

MARKET ENVIRONMENT

Equity returns were strong in 2017, as global gross domestic product advanced at a healthy pace, long-term interest rates remained close to historical lows, and central banks tightened monetary policy prudently and gradually in light of subdued inflation. In the U.S., solid economic fundamentals included stable and moderate economic expansion, robust employment, accelerating corporate profit growth, accumulating cash on company balance sheets, and rising consumer and business confidence. Reduced regulatory activity and pressures as well as revised corporate tax legislation likewise contributed to market performance.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Jennison Growth VP, Initial Class returned 36.44%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 30.21%

STRATEGY REVIEW

Information technology positions were impressive contributors to portfolio outperformance. Internet and mobile technologies have been transforming businesses and consumer behavior for some time, yet their impact continues to grow. Nowhere is this more dramatic than China. Alibaba Group Holding, Ltd. reported financial results that beat expectations on most key metrics. Within China, it operates the largest global online wholesale platform for small businesses, the largest online retail website, and the largest online third-party platform for brands and retailers. These businesses are in the early stages of what is expected to be long-term growth.

Tencent Holdings, Ltd., China’s largest and most visited internet service portal, continues to perform well fundamentally driven by its dominant position and monetization opportunities in China’s online gaming and instant messaging markets, and its growing advertising and payment service efforts.

Apple Inc.’s fundamental strength reflects the proliferation of the iOS platform across the global mobile phone, tablet, and personal computer landscape as well as the financial power related to the attractive margin profile of the company’s hardware products.

The technology of social media has clearly changed how we interact with friends and family, and how and when we consume and share information. Facebook Inc.’s revenue and earnings beat consensus expectations, with user growth solid and engagement strong. The company’s opportunities to monetize its businesses remain substantial.

Both NVIDIA Corp. and Adobe Systems Inc. are benefiting from technological advances beyond the Internet and mobile. Nvidia has transformed itself from a personal-computer-centric graphics provider to the driver of high-growth markets such as gaming, automotive, high-performance computing, and cloud and enterprise, where developers have coalesced and standardized around its architecture and platform. Adobe, while historically best known for Photoshop and the PDF and Flash platforms, has successfully transformed into a subscription-based provider of digital services in two of the fastest-growing markets in enterprise software – content creation and digital marketing.

Technological and behavioral changes are transforming industries well beyond information technology. Within the consumer discretionary sector, notable holdings include Amazon.com, Inc. in retail, Netflix, Inc. in media and entertainment, and Tesla, Inc. in automobiles and replaceable power. Amazon.com, Inc.’s scale dominance allows an advantageous cost structure and the ability to aggressively invest in its businesses. The long-term positioning of Netflix, Inc. has been strengthened by exclusive deals and original content, international expansion, and scale advantage, which enables the company to fund content costs with a global subscriber base. Tesla, Inc. is positioned to drive rapid growth in the adoption of electric autos, and with its Model 3, target the mainstream automotive market.

However, technological change affected other consumer discretionary holdings negatively, with the incursion of online competition weighing on the stocks of O’Reilly Automotive, Inc. and Ulta Beauty, Inc..

The portfolio’s health care positions lagged the benchmark sector. Notable detractors included Alexion Pharmaceuticals Inc., which makes drugs for rare genetic diseases. The company is aggressively pursuing label expansion opportunities for its flagship drug in other autoimmune and inflammatory disease settings but is in a transitionary phase as new management settles in. Allergan’s decline reflected potential patent expirations and constraints on its ability to raise drug prices.

In information technology, cellphone chipmaker Qualcomm fell on new and ongoing antitrust litigation. Internet security hardware and software maker Palo Alto Networks declined on weaker-than-projected product revenue and a lowered outlook.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

(unaudited)

STRATEGY REVIEW (continued)

The portfolio’s positions in O’Reilly Automotive, Inc., Ulta Beauty, Inc., Allergan PLC, Qualcomm, Inc., and Palo Alto Networks, Inc. were eliminated.

Michael A. Del Balso

Spiros Segalas

Kathleen A. McCarragher

Co-Portfolio Managers

Jennison Associates LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	99.2%
Securities Lending Collateral	1.5
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(1.0)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	36.44%	17.75%	10.01%	11/18/1996
Russell 1000® Growth Index (A)	30.21%	17.33%	10.00%
Service Class	36.03%	17.45%	9.75%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,162.30	$4.31	$1,021.20	$4.02	0.79%
Service Class	1,000.00	1,159.90	5.66	1,020.00	5.30	1.04

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 99.2%
Aerospace & Defense - 2.6%
Boeing Co.	105,420	$ 31,089,412

Air Freight & Logistics - 1.6%
FedEx Corp.	77,349	19,301,669

Automobiles - 1.4%
Tesla, Inc. (A) (B)	54,756	17,048,281

Banks - 2.0%
JPMorgan Chase & Co.	224,050	23,959,907

Beverages - 1.3%
Monster Beverage Corp. (A)	244,212	15,456,177

Biotechnology - 5.4%
AbbVie, Inc.	174,598	16,885,372
Alexion Pharmaceuticals, Inc. (A)	63,935	7,645,987
BioMarin Pharmaceutical, Inc. (A)	141,243	12,594,638
Celgene Corp. (A)	164,347	17,151,253
Vertex Pharmaceuticals, Inc. (A)	73,395	10,998,975

		65,276,225

Capital Markets - 1.7%
Goldman Sachs Group, Inc.	78,190	19,919,684

Chemicals - 1.4%
Albemarle Corp.	128,035	16,374,396

Electronic Equipment, Instruments & Components - 0.6%
Corning, Inc.	219,601	7,025,036

Equity Real Estate Investment Trusts - 0.6%
Crown Castle International Corp.	61,286	6,803,359

Food & Staples Retailing - 1.7%
Costco Wholesale Corp.	106,436	19,809,868

Health Care Providers & Services - 1.6%
UnitedHealth Group, Inc.	86,584	19,088,309

Hotels, Restaurants & Leisure - 4.3%
Marriott International, Inc., Class A	192,810	26,170,101
McDonald’s Corp.	149,917	25,803,714

		51,973,815

Internet & Direct Marketing Retail - 8.3%
Amazon.com, Inc. (A)	45,290	52,965,296
Netflix, Inc. (A)	165,887	31,843,669
Priceline Group, Inc. (A)	8,246	14,329,404

		99,138,369

Internet Software & Services - 16.1%
Alibaba Group Holding, Ltd., ADR (A)	277,204	47,798,286
Alphabet, Inc., Class A (A)	26,104	27,497,954
Alphabet, Inc., Class C (A)	26,618	27,853,075
Facebook, Inc., Class A (A)	290,161	51,201,810
Tencent Holdings, Ltd.	742,176	38,567,674

		192,918,799

IT Services - 9.7%
FleetCor Technologies, Inc. (A)	82,293	15,835,642
Mastercard, Inc., Class A	245,949	37,226,840
PayPal Holdings, Inc. (A)	256,437	18,878,892
Square, Inc., Class A (A) (B)	99,298	3,442,662
Visa, Inc., Class A	356,190	40,612,784

		115,996,820

Life Sciences Tools & Services - 1.2%
Illumina, Inc. (A)	65,589	14,330,541

	Shares	Value
COMMON STOCKS (continued)
Machinery - 3.2%
Caterpillar, Inc.	122,142	$ 19,247,136
Parker-Hannifin Corp.	93,999	18,760,321

		38,007,457

Media - 1.4%
Charter Communications, Inc., Class A (A)	48,336	16,238,963

Oil, Gas & Consumable Fuels - 1.4%
Concho Resources, Inc. (A)	112,843	16,951,275

Personal Products - 1.6%
Estee Lauder Cos., Inc., Class A	147,998	18,831,266

Pharmaceuticals - 1.7%
Bristol-Myers Squibb Co.	336,738	20,635,305

Semiconductors & Semiconductor Equipment - 5.2%
Broadcom, Ltd.	97,470	25,040,043
NVIDIA Corp.	104,509	20,222,492
Texas Instruments, Inc.	166,296	17,367,954

		62,630,489

Software - 13.5%
Activision Blizzard, Inc.	229,826	14,552,582
Adobe Systems, Inc. (A)	177,933	31,180,979
Microsoft Corp.	556,624	47,613,617
Red Hat, Inc. (A)	149,537	17,959,394
salesforce.com, Inc. (A)	284,820	29,117,148
Splunk, Inc. (A)	121,919	10,099,770
Workday, Inc., Class A (A)	111,905	11,385,215

		161,908,705

Specialty Retail - 2.6%
Home Depot, Inc.	130,015	24,641,743
Industria de Diseno Textil SA	204,298	7,119,708

		31,761,451

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc.	407,518	68,964,271

Textiles, Apparel & Luxury Goods - 1.4%
adidas AG	12,657	2,538,422
Kering, ADR	311,905	14,681,369

		17,219,791

Total Common Stocks (Cost $851,481,267)		1,188,659,640

SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	18,354,173	18,354,173

Total Securities Lending Collateral (Cost $18,354,173)		18,354,173

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
REPURCHASE AGREEMENT - 0.3%

Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $4,185,240 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $4,269,250.

	$ 4,184,989	$ 4,184,989

Total Repurchase Agreement (Cost $4,184,989)		4,184,989

Total Investments (Cost $874,020,429)		1,211,198,802
Net Other Assets (Liabilities) - (1.0)%		(12,251,822)

Net Assets - 100.0%		$ 1,198,946,980

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,140,433,836	$48,225,804	$—	$1,188,659,640
Securities Lending Collateral	18,354,173	—	—	18,354,173
Repurchase Agreement	—	4,184,989	—	4,184,989

Total Investments	$1,158,788,009	$52,410,793	$—	$1,211,198,802

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $17,973,187. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $869,835,440) (including securities loaned of $17,973,187)	$1,207,013,813
Repurchase agreement, at value (cost $4,184,989)	4,184,989
Cash	146
Receivables and other assets:
Shares of beneficial interest sold	294,209
Investments sold	7,446,313
Interest	188
Dividends	80,178
Tax reclaims	43,542
Net income from securities lending	5,254

Total assets	1,219,068,632

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	235,495
Investments purchased	633,826
Investment management fees	757,776
Distribution and service fees	34,011
Transfer agent costs	4,114
Trustees, CCO and deferred compensation fees	1,237
Audit and tax fees	22,437
Custody fees	31,152
Legal fees	11,275
Printing and shareholder reports fees	29,230
Other	6,926
Collateral for securities on loan	18,354,173

Total liabilities	20,121,652

Net assets	$1,198,946,980

Net assets consist of:
Capital stock ($0.01 par value)	$1,120,935
Additional paid-in capital	708,382,400
Undistributed (distributions in excess of) net investment income (loss)	127,681
Accumulated net realized gain (loss)	152,134,490
Net unrealized appreciation (depreciation) on:
Investments	337,178,373
Translation of assets and liabilities denominated in foreign currencies	3,101

Net assets	$1,198,946,980

Net assets by class:
Initial Class	$1,038,335,291
Service Class	160,611,689

Shares outstanding:
Initial Class	96,438,566
Service Class	15,654,964

Net asset value and offering price per share:
Initial Class	$10.77
Service Class	10.26

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$9,398,224
Interest income	11,180
Net income (loss) from securities lending	14,541
Withholding taxes on foreign income	(71,347)

Total investment income	9,352,598

Expenses:
Investment management fees	8,462,299
Distribution and service fees:
Service Class	348,400
Transfer agent costs	15,952
Trustees, CCO and deferred compensation fees	30,663
Audit and tax fees	35,229
Custody fees	167,745
Legal fees	80,251
Printing and shareholder reports fees	29,985
Other	29,781

Total expenses	9,200,305

Net investment income (loss)	152,293

Net realized gain (loss) on:
Investments	154,927,931
Foreign currency transactions	(7,774)

Net realized gain (loss)	154,920,157

Net change in unrealized appreciation (depreciation) on:
Investments	187,873,355
Translation of assets and liabilities denominated in foreign currencies	6,575

Net change in unrealized appreciation (depreciation)	187,879,930

Net realized and change in unrealized gain (loss)	342,800,087

Net increase (decrease) in net assets resulting from operations	$342,952,380

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$152,293	$(54,050)
Net realized gain (loss)	154,920,157	116,363,780
Net change in unrealized appreciation (depreciation)	187,879,930	(143,639,035)

Net increase (decrease) in net assets resulting from operations	342,952,380	(27,329,305)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(64,965)	—

Total dividends and/or distributions from net investment income	(64,965)	—

Net realized gains:
Initial Class	(102,970,132)	(158,435,404)
Service Class	(15,108,657)	(20,545,031)

Total dividends and/or distributions from net realized gains	(118,078,789)	(178,980,435)

Total dividends and/or distributions to shareholders	(118,143,754)	(178,980,435)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,747,076	265,851,074
Service Class	26,686,153	16,901,422

	42,433,229	282,752,496

Dividends and/or distributions reinvested:
Initial Class	103,035,097	158,435,404
Service Class	15,108,657	20,545,031

	118,143,754	178,980,435

Cost of shares redeemed:
Initial Class	(151,109,172)	(270,972,535)
Service Class	(19,918,355)	(27,232,820)

	(171,027,527)	(298,205,355)

Net increase (decrease) in net assets resulting from capital share transactions	(10,450,544)	163,527,576

Net increase (decrease) in net assets	214,358,082	(42,782,164)

Net assets:
Beginning of year	984,588,898	1,027,371,062

End of year	$1,198,946,980	$984,588,898

Undistributed (distributions in excess of) net investment income (loss)	$127,681	$18,269

Capital share transactions - shares:
Shares issued:
Initial Class	1,534,032	25,768,353
Service Class	2,775,419	1,803,106

	4,309,451	27,571,459

Shares reinvested:
Initial Class	10,655,129	17,741,926
Service Class	1,638,683	2,394,526

	12,293,812	20,136,452

Shares redeemed:
Initial Class	(14,900,138)	(27,872,180)
Service Class	(2,015,520)	(2,890,484)

	(16,915,658)	(30,762,664)

Net increase (decrease) in shares outstanding:
Initial Class	(2,710,977)	15,638,099
Service Class	2,398,582	1,307,148

	(312,395)	16,945,247

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$8.80		$10.80		$10.54		$10.71		$8.44

Investment operations:
Net investment income (loss) (A)	0.00	(B)	0.00	(B)(C)	(0.00	)(B)	(0.00	)(B)	0.00	(B)
Net realized and unrealized gain (loss)	3.08		(0.15)		1.14		1.04		3.05

Total investment operations	3.08		(0.15)		1.14		1.04		3.05

Dividends and/or distributions to shareholders:
Net investment income	(0.00	)(B)	—		—		—		(0.03)
Net realized gains	(1.11)		(1.85)		(0.88)		(1.21)		(0.75)

Total dividends and/or distributions to shareholders	(1.11)		(1.85)		(0.88)		(1.21)		(0.78)

Net asset value, end of year	$10.77		$8.80		$10.80		$10.54		$10.71

Total return (D)	36.44%		(1.65)%		11.40%		9.96%		37.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,038,335		$872,589		$902,263		$1,049,200		$980,059
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%		0.80%		0.77%		0.79%		0.80%
Including waiver and/or reimbursement and recapture	0.79%		0.79	%(C)	0.77%		0.79	%(E)	0.80	%(E)
Net investment income (loss) to average net assets	0.05%		0.03	%(C)	(0.02)%		(0.02)%		0.02%
Portfolio turnover rate	50%		60%		32%		36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$8.45	$10.47		$10.27	$10.48		$8.28

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.02	)(B)	(0.03)	(0.03)		(0.02)
Net realized and unrealized gain (loss)	2.94	(0.15)		1.11	1.03		2.98

Total investment operations	2.92	(0.17)		1.08	1.00		2.96

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—		(0.01)
Net realized gains	(1.11)	(1.85)		(0.88)	(1.21)		(0.75)

Total dividends and/or distributions to shareholders	(1.11)	(1.85)		(0.88)	(1.21)		(0.76)

Net asset value, end of year	$10.26	$8.45		$10.47	$10.27		$10.48

Total return (C)	36.03%	(1.90)%		11.11%	9.79%		37.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$160,612	$112,000		$125,108	$89,936		$73,806
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.04%	1.05%		1.02%	1.04%		1.05%
Including waiver and/or reimbursement and recapture	1.04%	1.04	%(B)	1.02%	1.04	%(D)	1.05	%(D)
Net investment income (loss) to average net assets	(0.21)%	(0.23	)%(B)	(0.28)%	(0.27)%		(0.24)%
Portfolio turnover rate	50%	60%		32%	36%		41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Jennison Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $50,331.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$18,354,173	$—	$—	$—	$18,354,173
Total Borrowings	$18,354,173	$—	$—	$—	$18,354,173

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.83%
Over $250 million up to $500 million	0.78%
Over $500 million up to $1 billion	0.73%
Over $1 billion	0.63%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.89%	May 1, 2018
Service Class	1.14%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.89%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	69.26%	69.26%
Service Class	2	94.15%	94.15%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 562,680,405	$ —	$ 697,390,002	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, prior year REIT adjustment reversal, and prior year non-REIT return of capital adjustment reversal. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 22,084	$ (22,084)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 875,811,035	$ 339,190,159	$ (3,802,392)	$ 335,387,767

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 64,965	$ 118,078,789	$ —	$ —	$ 178,980,435	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,758,995	$ 151,293,782	$ —	$ —	$ —	$ 335,390,868

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Jennison Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Jennison Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Jennison Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Jennison Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $118,078,789 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

(unaudited)

MARKET ENVIRONMENT

Risk assets continued their upward trajectory as the reflation trade persisted into 2017. Consumer sentiment and business confidence levels soared, driving equity markets higher and credit spreads tighter, as the Trump Administration’s proposed initiatives of tax reform, infrastructure spending and deregulation were expected to spur growth. The U.S. Federal Reserve (“Fed”) decided to raise rates another 25 basis points (“bps”) during the March Federal Open Market Committee (“FOMC”) meeting, noting strength in employment, stability in financial markets and a recent uptick in inflation.

Global growth continued its positive trajectory over a second quarter rife with domestic and international political headline risks. Even as investors’ expectations for pro-growth policies in the second half of the year fizzled, risk assets continued to perform well. Equity markets continued to reach record highs, the U.S. dollar continued to weaken and longer-maturity Treasury yields declined further. The Fed raised rates at its June FOMC meeting and stated balance sheet normalization would begin later in the year.

The third quarter was dominated by geopolitical tensions between the U.S. and North Korea, renewed concerns in Europe regarding the German elections and the Catalan independence movement in Spain, as well as multiple natural disasters and continued gridlock in Washington. Outside of a slight pull back in August, risk assets performed well and ended the quarter priced higher, supported by strong corporate earnings and above-trend growth. Consistent with market expectations, the Fed announced that its balance sheet normalization program would begin in October.

U.S. tax reform dominated most of the fourth quarter as both Houses of Congress worked expeditiously to pass their respective versions of the tax bill, which was signed into law in December. Markets reacted by continuing the year-long risk asset rally throughout the fourth quarter while volatility remained subdued. The Fed raised rates in December and reiterated its positive assessment of the labor market and the U.S. economy.

PERFORMANCE

For the year ended December 31, 2017, Transamerica JPMorgan Core Bond VP, Initial Class returned 3.66%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 3.54%.

STRATEGY REVIEW

The Treasury yield curve persisted with a flattening bias throughout the year. Year over year, the two-year yield rose by 70 basis points (“bps”) to 1.88%, while the 10-year yield decreased by 4 bps to 2.41%. The spread between the two- and 10-year declined by 73 bps to finish the year at 52 bps. Within Treasuries, the 30-year bellwether was the best performer, posting a return of 9.14% during the year. The Portfolio’s underweight to Treasury debt was a positive for performance as spread sectors outpaced their risk-free counterpart. The underweight to the long end of the curve was negative as the long end outperformed. This was partially offset by an underweight to the short end of the curve and lower duration posture, both of which were additive to returns.

Mortgage-backed securities outpaced comparable duration Treasury debt, posting 52 bps of duration-neutral excess returns over Treasuries. The Portfolio’s security selection within mortgages was positive for returns over this period.

Corporate bonds finished as the best-performing, investment-grade domestic broad market sector. Overall, the Barclays Corporate Index outpaced comparable-duration Treasuries by 346 bps, while non-corporate credit produced excess returns of 278 bps. The Portfolio’s security selection was positive within the sector, and an underweight overall to investment-grade credit was negative.

The Portfolio’s sector allocations did not change dramatically throughout the year. We remained underweight Treasury debt, overweight in mortgage securities and asset-backed securities, and modestly underweight in investment-grade credit.

The Portfolio’s duration ended the year at 5.66 years compared to 5.89 years for the benchmark.

Barbara Miller

Peter Simons, CFA

Richard Figuly

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	7.39
Duration †	5.66

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	49.1%
AAA	9.7
AA	4.4
A	11.0
BBB	18.4
BB	0.0	*
B	0.0	*
CCC and Below	0.0	*
Not Rated	8.8
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.
†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.
‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.
*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	3.66%	2.00%	4.55%	10/02/1986
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	4.01%
Service Class	3.42%	1.73%	4.29%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,013.00	$2.64	$1,022.60	$2.65	0.52%
Service Class	1,000.00	1,011.30	3.90	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 14.1%
Academic Loan Funding Trust Series 2012-1A, Class A1, 1-Month LIBOR + 0.80%, 2.13% (A), 12/27/2022 (B)	$ 10,514	$ 10,519
Ally Auto Receivables Trust Series 2016-2, Class A4, 1.60%, 01/15/2021	250,000	248,564
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	500,000	499,655
American Credit Acceptance Receivables Trust
Series 2016-3, Class A,
1.70%, 11/12/2020 (B)	63,143	63,097
Series 2016-3, Class C,
4.26%, 08/12/2022 (B)	289,000	291,823
Series 2016-4, Class C,
2.91%, 02/13/2023 (B)	304,000	303,948
American Homes 4 Rent Trust
Series 2014-SFR2, Class A,
3.79%, 10/17/2036 (B)	473,185	491,913
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (B)	150,000	167,425
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (B)	175,000	197,119
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (B)	903,755	925,153
Series 2015-SFR1, Class D,
4.41%, 04/17/2052 (B)	1,200,000	1,241,048
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (B)	292,500	318,151
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (B)	700,000	754,071
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (B)	430,000	479,292
American Tower Trust #1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (B)	363,000	362,508
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (B)	350,000	353,926
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	494,909
Series 2017-1, Class B,
2.30%, 02/18/2022	269,000	268,522
Series 2017-1, Class C,
2.71%, 08/18/2022	144,000	143,874
Series 2017-1, Class D,
3.13%, 01/18/2023	323,000	323,576
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (B) (C)	1,500,000	1,500,000
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (B)	38,590	38,550
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (B)	254,665	254,067

	Principal	Value
ASSET-BACKED SECURITIES (continued)
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (B)	$ 175,608	$ 174,756
Series 2015-2, Class A,
3.34%, 11/15/2048 (B)	1,011,453	1,021,735
Series 2016-1, Class A,
2.57%, 06/15/2049 (B)	664,896	655,628
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (B) (C)	59,013	58,324
Bank of The West Auto Trust
Series 2014-1, Class A4,
1.65%, 03/16/2020 (B)	295,165	295,015
Series 2015-1, Class A4,
1.66%, 09/15/2020 (B)	100,000	99,782
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (B)	71,319	71,210
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (B)	359,887	359,053
BMW Vehicle Lease Trust Series 2015-2, Class A4, 1.55%, 02/20/2019	60,000	59,971
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (B)	38,094	37,593
Cabela’s Credit Card Master Note Trust
Series 2015-1A, Class A1,
2.26%, 03/15/2023	600,000	600,688
Series 2016-1, Class A1,
1.78%, 06/15/2022	300,000	298,251
CAM Mortgage Trust Series 2017-1, Class A1, 3.22% (A), 08/01/2057 (B)	281,055	280,567
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (B) (C)	1,103,493	1,101,080
Capital One Multi-Asset Execution Trust
Series 2014-A3, Class A3,
1-Month LIBOR + 0.38%, 1.86% (A), 01/18/2022	500,000	501,615
Series 2015-A7, Class A7,
1.45%, 08/16/2021	180,000	179,395
Series 2016-A4, Class A4,
1.33%, 06/15/2022	200,000	197,517
Series 2016-A6, Class A6,
1.82%, 09/15/2022	350,000	348,117
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (B)	20,444	20,462
Series 2014-2A, Class A,
1.44%, 11/16/2020 (B)	48,496	48,454
Series 2015-1A, Class A,
1.75%, 06/15/2021 (B)	35,699	35,654
CarMax Auto Owner Trust
Series 2013-4, Class A4,
1.28%, 05/15/2019	20,846	20,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CarMax Auto Owner Trust (continued)
Series 2014-4, Class A4,
1.81%, 07/15/2020	$ 260,000	$ 259,608
Series 2015-1, Class A4,
1.83%, 07/15/2020	180,000	179,584
Series 2016-2, Class A3,
1.52%, 02/16/2021	100,000	99,588
Series 2016-4, Class A4,
1.60%, 06/15/2022	200,000	196,232
CarNow Auto Receivables Trust
Series 2016-1A, Class A,
2.26%, 05/15/2019 (B)	145,042	144,977
Series 2016-1A, Class B,
3.49%, 02/15/2021 (B)	482,000	482,363
Chase Funding Loan Acquisition Trust Series 2003-C2, Class 1A, 4.75%, 12/25/2019	14,569	14,594
Chase Funding Trust Series 2003-6, Class 1A7, 5.11% (A), 11/25/2034	48,908	50,160
Chase Issuance Trust
Series 2016-A2, Class A,
1.37%, 06/15/2021	200,000	198,081
Series 2016-A5, Class A5,
1.27%, 07/15/2021	150,000	148,235
Chrysler Capital Auto Receivables Trust Series 2014-BA, Class A4, 1.76%, 12/16/2019 (B)	73,477	73,470
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (B)	454,348	453,607
Citi Held For Asset Issuance
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (B)	94,686	95,225
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (B)	650,000	667,259
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (B)	40,748	40,878
Citibank Credit Card Issuance Trust Series 2014-A6, Class A6, 2.15%, 07/15/2021	130,000	130,135
CLUB Credit Trust
Series 2017-P1, Class A,
2.42%, 09/15/2023 (B)	1,238,168	1,237,534
Series 2017-P2, Class A,
2.61%, 01/15/2024 (B)	971,000	971,019
CNH Equipment Trust Series 2015-B, Class A4, 1.89%, 04/15/2022	190,000	189,589
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (B)	318,410	315,002
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (B)	272,613	272,541
CPS Auto Receivables Trust
Series 2014-C, Class C,
3.77%, 08/17/2020 (B)	100,000	101,607

	Principal	Value
ASSET-BACKED SECURITIES (continued)
CPS Auto Receivables Trust (continued)
Series 2014-D, Class C,
4.35%, 11/16/2020 (B)	$ 100,000	$ 102,440
Series 2015-A, Class A,
1.53%, 07/15/2019 (B)	18,656	18,650
Series 2015-B, Class A,
1.65%, 11/15/2019 (B)	76,904	76,857
Series 2015-C, Class D,
4.63%, 08/16/2021 (B)	344,000	349,421
Series 2016-A, Class A,
2.25%, 10/15/2019 (B)	46,740	46,759
Series 2016-B, Class A,
2.07%, 11/15/2019 (B)	41,990	41,998
Series 2016-C, Class C,
3.27%, 06/15/2022 (B)	700,000	701,688
Series 2017-C, Class C,
2.86%, 06/15/2023 (B)	767,000	760,830
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A,
2.40%, 02/15/2023 (B)	318,243	318,558
Series 2017-1A, Class A,
2.56%, 10/15/2025 (B)	410,000	409,362
Series 2017-1A, Class B,
3.04%, 12/15/2025 (B)	250,000	248,422
Series 2017-1A, Class C,
3.48%, 02/17/2026 (B)	250,000	250,565
Series 2017-2A, Class B,
3.02%, 04/15/2026 (B)	1,260,000	1,247,320
Diamond Resorts Owner Trust Series 2017-1A, Class A, 3.27%, 10/22/2029 (B)	575,852	571,410
Discover Card Execution Note Trust
Series 2012-A6, Class A6,
1.67%, 01/18/2022	220,000	218,755
Series 2014-A1, Class A1,
1-Month LIBOR + 0.43%, 1.91% (A), 07/15/2021	510,000	511,744
Series 2014-A4, Class A4,
2.12%, 12/15/2021	200,000	200,096
Series 2015-A3, Class A,
1.45%, 03/15/2021	140,000	139,561
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (B)	294,000	298,644
Series 2015-BA, Class D,
3.84%, 07/15/2021 (B)	400,000	406,424
Series 2015-DA, Class D,
4.59%, 01/17/2023 (B)	286,000	292,675
Series 2016-BA, Class B,
2.56%, 06/15/2020 (B)	87,224	87,310
Series 2016-CA, Class D,
4.18%, 03/15/2024 (B)	648,000	665,513
Series 2017-3, Class D,
3.53%, 12/15/2023 (B)	1,520,000	1,524,540
Series 2017-AA, Class B,
2.51%, 01/15/2021 (B)	176,000	176,490
Series 2017-AA, Class C,
2.98%, 01/18/2022 (B)	279,000	280,872
Series 2017-AA, Class D,
4.16%, 05/15/2024 (B)	372,000	381,371

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (B) (D)	$ 600,000	$ 600,000
DT Auto Owner Trust
Series 2016-3A, Class B,
2.65%, 07/15/2020 (B)	223,788	223,930
Series 2016-4A, Class B,
2.02%, 08/17/2020 (B)	193,000	192,780
Series 2016-4A, Class D,
3.77%, 10/17/2022 (B)	331,800	331,467
Series 2017-1A, Class D,
3.55%, 11/15/2022 (B)	339,000	338,879
Series 2017-2A, Class C,
3.03%, 01/17/2023 (B)	625,000	625,061
Series 2017-3A, Class D,
3.58%, 05/15/2023 (B)	305,000	304,811
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (B)	205,926	204,819
Exeter Automobile Receivables Trust
Series 2016-1A, Class A,
2.35%, 07/15/2020 (B)	29,727	29,747
Series 2016-1A, Class C,
5.52%, 10/15/2021 (B)	445,000	457,141
Series 2016-2A, Class A,
2.21%, 07/15/2020 (B)	128,071	128,001
Series 2016-3A, Class A,
1.84%, 11/16/2020 (B)	413,798	413,322
Series 2016-3A, Class B,
2.84%, 08/16/2021 (B)	244,000	243,686
Series 2017-1A, Class C,
3.95%, 12/15/2022 (B)	180,000	181,734
Series 2017-3A, Class A,
2.05%, 12/15/2021 (B)	375,620	375,041
Series 2017-3A, Class C,
3.68%, 07/17/2023 (B)	658,000	657,464
First Investors Auto Owner Trust
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (B)	53,523	53,499
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (B)	36,113	36,109
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (B)	126,101	125,867
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (B)	625,000	622,519
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (B)	732,548	728,530
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (B)	240,000	240,339
Flagship Credit Auto Trust
Series 2014-2, Class B,
2.84%, 11/16/2020 (B)	105,213	105,496
Series 2014-2, Class C,
3.95%, 12/15/2020 (B)	66,000	66,909
Series 2015-1, Class A,
1.63%, 06/15/2020 (B)	50,236	50,208
Series 2015-3, Class A,
2.38%, 10/15/2020 (B)	246,735	247,152

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Flagship Credit Auto Trust (continued)
Series 2015-3, Class B,
3.68%, 03/15/2022 (B)	$ 189,000	$ 191,742
Series 2015-3, Class C,
4.65%, 03/15/2022 (B)	126,000	128,936
Series 2016-1, Class A,
2.77%, 12/15/2020 (B)	182,100	182,818
Series 2016-1, Class C,
6.22%, 06/15/2022 (B)	600,000	634,168
Series 2016-4, Class C,
2.71%, 11/15/2022 (B)	423,000	420,745
Ford Credit Auto Owner Trust
Series 2014-C, Class A3,
1.06%, 05/15/2019	51,024	50,996
Series 2015-A, Class A3,
1.28%, 09/15/2019	45,327	45,280
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (B)	35,632	35,612
Series 2016-1A, Class A,
2.73%, 10/15/2020 (B)	138,118	138,352
Series 2016-1A, Class B,
4.39%, 01/15/2021 (B)	180,000	182,558
GM Financial Automobile Leasing Trust
Series 2015-3, Class A4,
1.81%, 11/20/2019	130,000	129,919
Series 2016-2, Class A4,
1.76%, 03/20/2020	150,000	149,476
GO Financial Auto Securitization Trust Series 2015-2, Class B, 4.80%, 08/17/2020 (B)	173,468	174,406
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (B)	143,326	142,735
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (B) (D)	1,215,000	1,198,967
Series 2017-1A, Class A,
3.74%, 10/15/2052 (B)	237,000	235,335
Series 2017-2A, Class A,
3.26%, 10/15/2053 (B)	978,087	970,576
GSAMP Trust Series 2005-SEA2, Class A1, 1-Month LIBOR + 0.35%, 1.90% (A), 01/25/2045 (B)	15,428	15,397
Harley-Davidson Motorcycle Trust
Series 2014-1, Class A4,
1.55%, 10/15/2021	410,000	409,682
Series 2015-1, Class A4,
1.67%, 08/15/2022	300,000	299,060
Hero Funding Trust
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (B)	827,825	852,775
Series 2017-3A, Class A2,
3.95%, 09/20/2048 (B)	889,021	916,893
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (B)	334,997	332,637

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Hyundai Auto Lease Securitization Trust
Series 2016-B, Class A4,
1.68%, 04/15/2020 (B)	$ 200,000	$ 199,427
Series 2016-C, Class A4,
1.65%, 07/15/2020 (B)	100,000	99,497
Hyundai Auto Receivables Trust
Series 2015-A, Class A4,
1.37%, 07/15/2020	180,000	179,508
Series 2015-B, Class A3,
1.12%, 11/15/2019	52,995	52,856
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (B)	2,230,000	2,278,727
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.88% (A), 08/25/2038 (B)	1,167,564	27,597
Series 2013-2, Class A,
1.56% (A), 03/25/2039 (B)	951,964	40,514
Series 2014-2, Class A,
2.82% (A), 04/25/2040 (B)	498,325	41,189
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (B)	69,111	69,325
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (B)	72,252	72,342
Lendmark Funding Trust Series 2016-A, Class A, 4.82%, 08/21/2023 (B)	445,000	451,023
LV Tower 52 Series 2013-1, Class A, 5.75%, 02/15/2023 (B) (C)	1,056,910	1,056,910
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (B)	560,000	563,062
Marlette Funding Trust
Series 2016-1A, Class A,
3.06%, 01/17/2023 (B)	159,926	160,222
Series 2017-1A, Class A,
2.83%, 03/15/2024 (B)	649,928	652,303
Mercedes-Benz Auto Lease Trust Series 2016-B, Class A4, 1.52%, 06/15/2022	300,000	298,277
Mercedes-Benz Auto Receivables Trust Series 2015-1, Class A4, 1.75%, 12/15/2021	140,000	139,490
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (B)	54,216	54,295
Nationstar HECM Loan Trust
Series 2016-2A, Class A,
2.24% (A), 06/25/2026 (B)	70,039	69,908
Series 2016-3A, Class A,
2.01%, 08/25/2026 (B)	161,907	161,956
Series 2017-1A, Class M1,
2.94%, 05/25/2027 (B)	105,000	105,205
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (B)	535,000	529,891

	Principal	Value
ASSET-BACKED SECURITIES (continued)
New Residential Advanced Receivables Trust (continued)
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (B)	$ 375,000	$ 373,145
Nissan Auto Lease Trust
Series 2016-A, Class A4,
1.65%, 10/15/2021	150,000	149,709
Series 2016-B, Class A4,
1.61%, 01/18/2022	100,000	99,560
NRPL Trust Series 2015-2A, Class A1, 3.75% (A), 10/25/2057 (B)	437,642	440,119
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (B)	219,500	217,162
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (B)	1,254,000	1,253,753
Series 2016-T1, Class BT1,
3.06%, 08/17/2048 (B)	490,743	488,158
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (B)	441,350	441,566
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (B)	473,684	469,050
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (B)	248,000	248,185
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (B)	422,000	423,659
Series 2016-1A, Class B,
7.63%, 05/17/2020 (B)	117,000	118,685
OneMain Direct Auto Receivables Trust Series 2016-1A, Class A, 2.04%, 01/15/2021 (B)	98,553	98,587
OneMain Financial Issuance Trust
Series 2014-2A, Class A,
2.47%, 09/18/2024 (B)	14,714	14,716
Series 2014-2A, Class B,
3.02%, 09/18/2024 (B)	380,000	380,169
Series 2015-1A, Class A,
3.19%, 03/18/2026 (B)	691,000	694,533
Series 2015-2A, Class A,
2.57%, 07/18/2025 (B)	506,931	506,602
Series 2015-2A, Class B,
3.10%, 07/18/2025 (B)	279,000	279,026
Series 2016-1A, Class A,
3.66%, 02/20/2029 (B)	560,000	569,005
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (B)	629,000	634,174
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (B)	571,000	574,104
Oportun Funding IV LLC Series 2016-C, Class B, 4.85%, 11/08/2021 (B)	254,568	256,821
Oportun Funding VI LLC Series 2017-A, Class A, 3.23%, 06/08/2023 (B)	405,000	403,453

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (B)	$ 309,000	$ 307,580
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (B)	1,388,991	1,385,795
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (B)	327,000	326,613
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (B)	1,735,182	1,744,496
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (B)	300,000	308,517
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (B)	200,000	208,524
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A,
2.56%, 06/15/2023 (B)	337,142	338,158
Series 2017-3A, Class A,
2.36%, 11/15/2023 (B)	896,615	896,931
RBSHD Trust Series 2013-1A, Class A, 7.69% (A), 10/25/2047 (B) (C)	125,214	125,520
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (B)	328,447	324,539
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (B) (C)	1,256,161	1,256,161
Santander Drive Auto Receivables Trust Series 2016-2, Class A3, 1.56%, 05/15/2020	202,253	202,135
Saxon Asset Securities Trust Series 2003-1, Class AF6, 4.75% (A), 06/25/2033	9,601	9,701
Securitized Asset-Backed Receivables LLC Trust Series 2006-CB1, Class AF2, 3.46% (A), 01/25/2036	22,228	19,892
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (B)	51,927	51,995
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (B)	238,585	242,364
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (B)	518,340	521,555
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (B)	769,000	772,054
Synchrony Credit Card Master Note Trust
Series 2015-2, Class A,
1.60%, 04/15/2021	130,000	129,917
Series 2016-1, Class A,
2.04%, 03/15/2022	200,000	199,933
Toyota Auto Receivables Owner Trust
Series 2015-B, Class A4,
1.74%, 09/15/2020	100,000	99,839

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Toyota Auto Receivables Owner Trust (continued)
Series 2016-A, Class A4,
1.47%, 09/15/2021	$ 220,000	$ 217,908
Series 2016-B, Class A3,
1.30%, 04/15/2020	220,312	219,484
Tricolor Auto Securitization Trust Series 2017-1, Class A, 5.09%, 05/15/2020 (B) (C)	456,049	454,763
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (B)	381,000	375,647
U.S. Residential Opportunity Fund IV Trust
Series 2017-1III, Class A,
3.35% (A), 11/27/2037 (B)	2,315,000	2,308,600
Series 2017-1IV, Class A,
3.35% (A), 11/27/2037 (B)	1,273,716	1,273,666
USAA Auto Owner Trust Series 2015-1, Class A4, 1.54%, 11/16/2020	100,000	99,856
Verizon Owner Trust
Series 2016-1A, Class A,
1.42%, 01/20/2021 (B)	100,000	99,343
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (B)	1,033,000	1,027,700
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/02/2024 (B) (C)	955,000	955,000
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.50% (A), 02/25/2047 (B)	247,471	247,828
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25% (A), 05/25/2047 (B)	283,729	284,439
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50% (A), 03/25/2047 (B)	302,096	303,201
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50% (A), 03/25/2047 (B)	693,300	696,272
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (A), 04/25/2047 (B)	496,776	498,738
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (A), 04/25/2059 (B)	453,162	453,959
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13% (A), 06/25/2047 (B)	553,987	554,214
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (A), 10/25/2047 (B)	1,746,293	1,745,439
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (A), 11/27/2045 (B)	130,587	130,879
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (A), 06/26/2045 (B)	608,864	609,327
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (B)	379,241	378,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (B)	$ 250,000	$ 252,148
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (B)	106,786	106,744
Series 2016-2A, Class D,
4.10%, 06/15/2021 (B)	170,000	171,771
Series 2016-3A, Class C,
2.46%, 01/18/2022 (B)	863,000	858,508
Series 2017-1A, Class C,
2.70%, 10/17/2022 (B)	247,000	247,016
World Omni Auto Receivables Trust
Series 2015-A, Class A3,
1.34%, 05/15/2020	42,026	41,958
Series 2015-B, Class A4,
1.84%, 01/17/2022	80,000	79,509
Series 2016-B, Class A4,
1.48%, 11/15/2022	150,000	147,092

Total Asset-Backed Securities (Cost $88,952,530)		89,020,003

CORPORATE DEBT SECURITIES - 27.8%
Aerospace & Defense - 0.5%
Airbus Finance BV 2.70%, 04/17/2023 (B)	43,000	42,966
Airbus SE 3.15%, 04/10/2027 (B)	164,000	164,518
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (B)	68,000	70,741
3.85%, 12/15/2025 (B)	200,000	207,411
6.38%, 06/01/2019 (B)	30,000	31,632
BAE Systems PLC 5.80%, 10/11/2041 (B)	92,000	114,862
Boeing Co. 7.95%, 08/15/2024	30,000	39,240
Harris Corp.
3.83%, 04/27/2025	200,000	207,267
4.85%, 04/27/2035	70,000	78,231
Lockheed Martin Corp.
3.10%, 01/15/2023	74,000	75,190
4.07%, 12/15/2042	57,000	60,006
4.09%, 09/15/2052	225,000	235,531
4.50%, 05/15/2036	300,000	336,390
Northrop Grumman Corp.
3.25%, 01/15/2028	150,000	150,219
3.85%, 04/15/2045	38,000	38,300
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	40,000	56,989
Precision Castparts Corp.
3.25%, 06/15/2025	170,000	173,766
4.20%, 06/15/2035	170,000	181,878
Rockwell Collins, Inc. 3.20%, 03/15/2024	70,000	70,537
Textron, Inc.
3.65%, 03/15/2027	100,000	101,630
4.30%, 03/01/2024	150,000	158,626
United Technologies Corp.
3.10%, 06/01/2022	64,000	65,188
4.15%, 05/15/2045	163,000	173,638

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Aerospace & Defense (continued)
United Technologies Corp. (continued)
4.50%, 06/01/2042	$ 86,000	$ 95,319

		2,930,075

Air Freight & Logistics - 0.0% (E)
FedEx Corp.
3.90%, 02/01/2035	96,000	97,525
4.10%, 04/15/2043	70,000	71,511

		169,036

Airlines - 0.4%
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (B)	160,000	159,200
3.55%, 07/15/2031 (B)	227,000	227,431
4.13%, 11/15/2026 (B)	42,889	45,145
American Airlines Pass-Through Trust
3.00%, 04/15/2030	409,375	400,160
3.65%, 02/15/2029 - 12/15/2029	160,816	164,021
3.70%, 04/15/2027 - 04/01/2028	385,838	388,343
4.95%, 07/15/2024	145,896	155,266
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	25,518	26,599
5.98%, 10/19/2023	35,947	39,193
Delta Air Lines Pass-Through Trust
4.75%, 11/07/2021	58,935	61,292
5.30%, 10/15/2020	11,572	11,962
Southwest Airlines Co.
2.65%, 11/05/2020	310,000	311,260
2.75%, 11/06/2019	163,000	164,168
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	153,000	152,526
United Airlines Pass-Through Trust
3.45%, 01/07/2030	139,000	140,888
3.65%, 07/07/2027	164,000	162,868

		2,610,322

Automobiles - 0.2%
Ford Motor Co. 7.45%, 07/16/2031	410,000	535,957
General Motors Co. 6.60%, 04/01/2036	640,000	779,769

		1,315,726

Banks - 4.3%
ABN AMRO Bank NV
2.10%, 01/18/2019 (B)	319,000	318,583
4.75%, 07/28/2025 (B)	200,000	212,300
ANZ New Zealand International, Ltd. 2.60%, 09/23/2019 (B)	200,000	200,712
Australia & New Zealand Banking Group, Ltd. 4.88%, 01/12/2021, MTN (B)	100,000	106,664
Bank of America Corp.
2.50%, 10/21/2022, MTN	225,000	222,606
Fixed until 04/24/2022, 2.88% (A), 04/24/2023	395,000	395,581
Fixed until 12/20/2022, 3.00% (A), 12/20/2023 (B)	237,000	237,609
3.25%, 10/21/2027, MTN	942,000	934,765
Fixed until 12/20/2027, 3.42% (A), 12/20/2028 (B)	430,000	430,092
Fixed until 04/24/2027, 3.71% (A), 04/24/2028	700,000	718,476

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Bank of America Corp. (continued)
3.95%, 04/21/2025, MTN	$ 368,000	$ 380,556
4.00%, 04/01/2024 - 01/22/2025, MTN	598,000	625,456
4.13%, 01/22/2024, MTN	126,000	134,008
4.25%, 10/22/2026, MTN	284,000	299,289
5.65%, 05/01/2018, MTN	20,000	20,239
6.88%, 04/25/2018, MTN	60,000	60,917
Bank of Montreal 2.35%, 09/11/2022, MTN	150,000	147,553
Bank of Nova Scotia
1.45%, 04/25/2018	300,000	299,740
1.65%, 06/14/2019	160,000	158,747
1.85%, 04/14/2020 (F)	300,000	297,141
Bank of Tokyo-Mitsubishi UFJ, Ltd.
1.70%, 03/05/2018 (B)	200,000	199,941
2.35%, 09/08/2019 (B)	260,000	260,026
Barclays PLC
3.65%, 03/16/2025	200,000	199,643
3.68%, 01/10/2023	478,000	485,064
BB&T Corp. 5.25%, 11/01/2019	30,000	31,546
BNZ International Funding, Ltd.
2.10%, 09/14/2021 (B)	310,000	302,568
2.65%, 11/03/2022 (B)	250,000	247,145
BPCE SA
1.63%, 01/26/2018, MTN	350,000	349,895
4.63%, 07/11/2024 (B)	200,000	210,290
Canadian Imperial Bank of Commerce
1.60%, 09/06/2019	285,000	282,063
2.25%, 07/21/2020 (B) (F)	234,000	233,371
Citigroup, Inc.
2.05%, 12/07/2018	350,000	349,634
2.35%, 08/02/2021	154,000	152,321
2.70%, 03/30/2021	108,000	108,328
2.75%, 04/25/2022	350,000	349,292
3.20%, 10/21/2026	162,000	160,734
3.40%, 05/01/2026	150,000	150,896
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	200,000	202,910
3.70%, 01/12/2026	400,000	411,804
3.88%, 03/26/2025	100,000	102,365
4.13%, 07/25/2028	48,000	49,471
4.30%, 11/20/2026	300,000	313,716
4.40%, 06/10/2025	263,000	277,606
4.75%, 05/18/2046	140,000	154,329
5.30%, 05/06/2044	34,000	40,143
5.50%, 09/13/2025	115,000	129,552
5.88%, 01/30/2042	45,000	59,185
8.13%, 07/15/2039	28,000	44,770
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,490
4.30%, 12/03/2025	58,000	60,835
Fixed until 06/29/2018, 5.16% (A), 06/29/2023	200,000	202,586
Comerica, Inc. 3.80%, 07/22/2026	26,000	26,377
Commonwealth Bank of Australia 4.50%, 12/09/2025 (B) (F)	200,000	209,364
Cooperatieve Rabobank UA 4.38%, 08/04/2025	250,000	263,901

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Credit Agricole SA 4.13%, 01/10/2027 (B)	$ 250,000	$ 259,579
Danske Bank A/S
2.00%, 09/08/2021 (B)	200,000	195,575
2.70%, 03/02/2022 (B)	200,000	200,207
Discover Bank
2.60%, 11/13/2018	100,000	100,339
4.20%, 08/08/2023	250,000	262,530
Fifth Third Bank
2.15%, 08/20/2018, MTN	350,000	350,410
2.88%, 10/01/2021	204,000	206,002
HSBC Bank PLC 4.75%, 01/19/2021 (B)	625,000	664,538
HSBC Holdings PLC
2.65%, 01/05/2022	573,000	569,197
3.60%, 05/25/2023	229,000	235,608
4.00%, 03/30/2022	107,000	111,769
Fixed until 03/13/2027, 4.04% (A), 03/13/2028	650,000	677,391
4.38%, 11/23/2026	200,000	208,804
4.88%, 01/14/2022	160,000	172,149
Huntington Bancshares, Inc.
2.30%, 01/14/2022	227,000	223,345
3.15%, 03/14/2021	100,000	101,573
Huntington National Bank
2.00%, 06/30/2018	250,000	250,094
2.20%, 11/06/2018	250,000	250,222
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	245,035
ING Bank NV 5.80%, 09/25/2023 (B)	200,000	224,447
Intesa Sanpaolo SpA 3.88%, 07/14/2027 (B)	200,000	199,906
KeyBank NA 2.35%, 03/08/2019	250,000	250,459
Lloyds Banking Group PLC
3.75%, 01/11/2027	254,000	257,945
4.58%, 12/10/2025	200,000	209,710
Macquarie Bank, Ltd.
2.40%, 01/21/2020 (B)	150,000	149,633
2.60%, 06/24/2019 (B)	187,000	187,506
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (B) (F)	242,000	241,999
3.60%, 09/25/2024 (B)	300,000	310,118
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	65,000	64,647
PNC Financial Services Group, Inc.
3.90%, 04/29/2024	91,000	95,286
4.38%, 08/11/2020	92,000	96,671
5.13%, 02/08/2020	65,000	68,602
6.70%, 06/10/2019	25,000	26,523
Regions Bank 2.25%, 09/14/2018	290,000	290,316
Regions Financial Corp. 3.20%, 02/08/2021	107,000	108,868
Royal Bank of Canada
2.00%, 10/01/2018	84,000	84,037
2.20%, 07/27/2018, MTN	151,000	151,221
4.65%, 01/27/2026, MTN	225,000	242,466

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	$ 200,000	$ 203,389
Santander Holdings USA, Inc. 2.70%, 05/24/2019	250,000	250,545
Santander UK Group Holdings PLC
3.13%, 01/08/2021	150,000	151,411
4.75%, 09/15/2025 (B)	200,000	209,678
Societe Generale SA 4.25%, 04/14/2025 (B)	200,000	204,027
Stadshypotek AB 1.88%, 10/02/2019 (B)	250,000	248,287
Standard Chartered PLC
3.05%, 01/15/2021 (B)	200,000	201,594
5.20%, 01/26/2024 (B)	200,000	214,877
Sumitomo Mitsui Financial Group, Inc.
2.44%, 10/19/2021	119,000	117,747
2.63%, 07/14/2026	107,000	101,856
2.78%, 10/18/2022 (F)	185,000	183,710
2.78%, 07/12/2022	200,000	198,857
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (B)	335,000	332,733
SunTrust Banks, Inc.
2.70%, 01/27/2022	76,000	75,997
2.90%, 03/03/2021	59,000	59,660
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (A), 09/15/2031	110,000	109,716
US Bancorp 2.38%, 07/22/2026, MTN	100,000	94,152
US Bank NA 2.80%, 01/27/2025	250,000	248,314
Wells Fargo & Co.
3.00%, 02/19/2025, MTN	213,000	211,221
3.30%, 09/09/2024, MTN	700,000	710,858
3.50%, 03/08/2022, MTN	150,000	154,884
4.10%, 06/03/2026, MTN	258,000	270,544
4.65%, 11/04/2044, MTN	184,000	200,651
4.75%, 12/07/2046, MTN	143,000	159,822
4.90%, 11/17/2045, MTN	112,000	126,760
Wells Fargo Bank NA 2.15%, 12/06/2019, MTN	390,000	389,398
Westpac Banking Corp.
2.00%, 03/03/2020 (B)	304,000	301,836
Fixed until 11/23/2026, 4.32% (A), 11/23/2031, MTN (F)	180,000	185,456

		27,323,902

Beverages - 0.5%
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/2023	1,046,000	1,070,365
3.65%, 02/01/2026	160,000	165,116
4.70%, 02/01/2036	1,027,000	1,148,339
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	84,900
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	156,907
Constellation Brands, Inc. 4.25%, 05/01/2023	50,000	52,893

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Beverages (continued)
Diageo Capital PLC 4.83%, 07/15/2020	$ 25,000	$ 26,567
Diageo Investment Corp. 8.00%, 09/15/2022	100,000	122,725
Dr Pepper Snapple Group, Inc. 3.43%, 06/15/2027 (B)	50,000	50,082
Molson Coors Brewing Co. 1.45%, 07/15/2019	155,000	153,064
PepsiCo, Inc.
1.25%, 04/30/2018	140,000	139,883
3.10%, 07/17/2022	20,000	20,479
3.45%, 10/06/2046	150,000	145,520
4.60%, 07/17/2045	78,000	90,598
4.88%, 11/01/2040	33,000	39,732

		3,467,170

Biotechnology - 0.6%
AbbVie, Inc.
2.85%, 05/14/2023	187,000	186,590
3.60%, 05/14/2025	189,000	194,306
4.30%, 05/14/2036	180,000	192,875
4.50%, 05/14/2035	761,000	835,838
Amgen, Inc.
3.63%, 05/15/2022 - 05/22/2024	294,000	305,050
4.66%, 06/15/2051	100,000	111,850
4.95%, 10/01/2041	100,000	115,904
5.70%, 02/01/2019	50,000	51,898
Biogen, Inc. 5.20%, 09/15/2045	67,000	79,534
Celgene Corp.
3.45%, 11/15/2027	200,000	199,851
3.63%, 05/15/2024	164,000	168,665
5.70%, 10/15/2040	114,000	135,293
Gilead Sciences, Inc.
1.95%, 03/01/2022	225,000	219,548
2.50%, 09/01/2023	45,000	44,425
3.50%, 02/01/2025	65,000	67,224
3.65%, 03/01/2026	72,000	74,693
3.70%, 04/01/2024	374,000	391,275
4.00%, 09/01/2036	49,000	51,839
4.60%, 09/01/2035	65,000	73,240

		3,499,898

Building Products - 0.1%
Johnson Controls International PLC
3.75%, 12/01/2021	66,000	68,269
4.95% (G), 07/02/2064	120,000	132,187
5.13%, 09/14/2045	46,000	53,998
5.25%, 12/01/2041	100,000	114,836

		369,290

Capital Markets - 2.1%
Bank of New York Mellon Corp.
2.20%, 08/16/2023, MTN	200,000	193,842
2.60%, 08/17/2020, MTN	194,000	195,485
3.25%, 09/11/2024, MTN	150,000	153,151
3.55%, 09/23/2021	90,000	93,380
3.65%, 02/04/2024, MTN	167,000	174,784
4.60%, 01/15/2020, MTN	30,000	31,377

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
BlackRock, Inc. 3.38%, 06/01/2022	$ 65,000	$ 67,384
Charles Schwab Corp. 3.23%, 09/01/2022	20,000	20,328
CME Group, Inc. 5.30%, 09/15/2043	32,000	41,083
Credit Suisse AG 2.30%, 05/28/2019, MTN	250,000	250,242
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	300,000	312,780
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, 06/09/2023	250,000	257,824
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (B)	122,000	122,740
Deutsche Bank AG
3.30%, 11/16/2022	200,000	198,981
3.70%, 05/30/2024	267,000	268,794
4.25%, 10/14/2021	200,000	208,073
E*TRADE Financial Corp. 3.80%, 08/24/2027	43,000	42,860
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	1,067,000	1,050,824
2.60%, 04/23/2020	95,000	95,129
Fixed until 10/31/2021, 2.88% (A), 10/31/2022	220,000	219,369
Fixed until 07/24/2022, 2.91% (A), 07/24/2023	31,000	30,783
Fixed until 06/05/2022, 2.91% (A), 06/05/2023	160,000	158,936
Fixed until 09/29/2024, 3.27% (A), 09/29/2025	403,000	401,376
3.50%, 01/23/2025 - 11/16/2026	417,000	420,688
3.63%, 01/22/2023	275,000	284,084
Fixed until 06/05/2027, 3.69% (A), 06/05/2028	488,000	495,055
3.75%, 05/22/2025	745,000	767,537
3.85%, 01/26/2027	290,000	297,731
4.25%, 10/21/2025	100,000	104,513
5.15%, 05/22/2045	48,000	55,663
5.75%, 01/24/2022	120,000	133,060
5.95%, 01/18/2018	195,000	195,307
6.00%, 06/15/2020, MTN	188,000	203,269
Intercontinental Exchange, Inc. 4.00%, 10/15/2023	88,000	93,450
Invesco Finance PLC
3.75%, 01/15/2026	94,000	97,178
4.00%, 01/30/2024	71,000	74,869
Macquarie Group, Ltd.
Fixed until 11/28/2027, 3.76% (A), 11/28/2028 (B)	350,000	347,882
6.00%, 01/14/2020 (B)	100,000	106,538
6.25%, 01/14/2021 (B)	175,000	191,809
Morgan Stanley
2.20%, 12/07/2018, MTN	20,000	20,023
Fixed until 07/22/2027, 3.59% (A), 07/22/2028	356,000	359,276
3.63%, 01/20/2027	200,000	204,691
3.70%, 10/23/2024, MTN	444,000	458,797
3.75%, 02/25/2023, MTN	789,000	817,689
4.00%, 07/23/2025, MTN	664,000	695,242
4.10%, 05/22/2023, MTN	150,000	156,276
4.30%, 01/27/2045	92,000	99,229
4.35%, 09/08/2026, MTN	200,000	209,572
5.00%, 11/24/2025	269,000	294,351

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Morgan Stanley (continued)
5.50%, 07/24/2020 - 07/28/2021, MTN	$ 334,000	$ 362,353
5.75%, 01/25/2021	100,000	108,974
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (A), 05/08/2032	71,000	70,737
State Street Corp.
3.10%, 05/15/2023	48,000	48,417
3.55%, 08/18/2025	88,000	91,448
3.70%, 11/20/2023	231,000	243,240
Thomson Reuters Corp. 4.50%, 05/23/2043	59,000	61,031
UBS Group Funding Switzerland AG
3.49%, 05/23/2023 (B)	480,000	487,639
4.13%, 04/15/2026 (B)	200,000	209,710

		13,456,853

Chemicals - 0.4%
Agrium, Inc.
3.38%, 03/15/2025	108,000	108,500
4.13%, 03/15/2035	511,000	527,909
5.25%, 01/15/2045	152,000	176,847
Air Liquide Finance SA 2.25%, 09/27/2023 (B)	200,000	193,604
CF Industries, Inc. 7.13%, 05/01/2020	118,000	128,655
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (B)	181,000	185,634
Dow Chemical Co.
3.00%, 11/15/2022	130,000	130,689
4.13%, 11/15/2021	50,000	52,427
5.25%, 11/15/2041	45,000	52,404
E.I. du Pont de Nemours & Co. 4.90%, 01/15/2041	18,000	20,564
Ecolab, Inc. 3.25%, 12/01/2027 (B)	151,000	151,080
Monsanto Co. 4.70%, 07/15/2064	97,000	101,227
Mosaic Co.
4.88%, 11/15/2041	8,000	7,956
5.45%, 11/15/2033 (F)	91,000	99,104
5.63%, 11/15/2043	222,000	239,197
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	220,000	215,620
Praxair, Inc. 2.65%, 02/05/2025	59,000	58,374
Sherwin-Williams Co. 3.13%, 06/01/2024	70,000	70,386
Union Carbide Corp. 7.50%, 06/01/2025	175,000	217,608
Westlake Chemical Corp. 4.38%, 11/15/2047	89,000	92,429

		2,830,214

Commercial Services & Supplies - 0.1%
Brambles USA, Inc. 4.13%, 10/23/2025 (B)	100,000	103,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
ERAC USA Finance LLC
4.50%, 08/16/2021 (B)	$ 36,000	$ 37,969
5.25%, 10/01/2020 (B)	48,000	51,228
5.63%, 03/15/2042 (B)	59,000	69,667
6.70%, 06/01/2034 (B)	152,000	191,856
Republic Services, Inc.
2.90%, 07/01/2026	49,000	47,980
3.55%, 06/01/2022	54,000	55,667
Waste Management, Inc. 3.13%, 03/01/2025	77,000	77,602

		635,676

Communications Equipment - 0.1%
Cisco Systems, Inc.
3.00%, 06/15/2022	111,000	113,147
3.63%, 03/04/2024	450,000	474,066
5.90%, 02/15/2039	70,000	95,704

		682,917

Construction & Engineering - 0.0% (E)
ABB Finance USA, Inc.
2.88%, 05/08/2022	29,000	29,485
4.38%, 05/08/2042	17,000	18,336
Fluor Corp. 3.38%, 09/15/2021	190,000	194,237

		242,058

Construction Materials - 0.0% (E)
CRH America Finance, Inc. 3.40%, 05/09/2027 (B)	200,000	199,955

Consumer Finance - 1.4%
American Express Co.
3.63%, 12/05/2024	104,000	107,010
7.00%, 03/19/2018	50,000	50,536
American Express Credit Corp.
1.88%, 11/05/2018, MTN	111,000	110,951
2.25%, 05/05/2021, MTN	152,000	150,801
2.38%, 05/26/2020, MTN	290,000	289,664
2.70%, 03/03/2022, MTN	95,000	95,308
American Honda Finance Corp.
2.25%, 08/15/2019, MTN	317,000	317,474
2.30%, 09/09/2026, MTN	34,000	32,182
BMW US Capital LLC 2.25%, 09/15/2023 (B)	180,000	174,861
Capital One Bank USA NA 3.38%, 02/15/2023	300,000	302,961
Capital One Financial Corp.
3.75%, 04/24/2024 - 07/28/2026	681,000	685,103
4.20%, 10/29/2025	315,000	324,079
Capital One NA 2.35%, 08/17/2018	250,000	250,390
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	155,000	153,187
1.75%, 10/30/2019 (B)	150,000	148,191
2.38%, 08/01/2018 (B)	151,000	151,319
Ford Motor Credit Co. LLC
3.16%, 08/04/2020	350,000	354,274
3.34%, 03/18/2021 - 03/28/2022	850,000	861,668
3.81%, 01/09/2024	200,000	204,172
4.13%, 08/04/2025	200,000	206,844

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
General Motors Financial Co., Inc.
2.40%, 05/09/2019	$ 165,000	$ 165,040
3.15%, 01/15/2020	130,000	131,468
3.50%, 11/07/2024	220,000	219,550
3.70%, 05/09/2023	184,000	187,666
3.95%, 04/13/2024	310,000	319,142
4.00%, 01/15/2025 - 10/06/2026	450,000	459,805
4.30%, 07/13/2025	100,000	104,209
4.35%, 01/17/2027	175,000	182,008
Hyundai Capital America
2.40%, 10/30/2018 (B)	129,000	128,875
3.00%, 03/18/2021 (B)	200,000	199,531
John Deere Capital Corp.
2.45%, 09/11/2020, MTN	40,000	40,199
2.65%, 06/24/2024, MTN	150,000	148,573
2.80%, 01/27/2023	73,000	73,439
2.80%, 09/08/2027, MTN (F)	200,000	196,316
3.15%, 10/15/2021, MTN	33,000	33,824
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (B)	97,000	96,990
1.90%, 09/14/2021 (B)	78,000	75,882
2.55%, 03/08/2021 (B)	150,000	149,827
Synchrony Financial 3.70%, 08/04/2026	329,000	324,368
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	99,993
1.55%, 10/18/2019, MTN	190,000	188,313
2.13%, 07/18/2019, MTN	225,000	225,007

		8,721,000

Containers & Packaging - 0.1%
International Paper Co.
3.00%, 02/15/2027	143,000	138,645
7.30%, 11/15/2039	120,000	169,043
8.70%, 06/15/2038	50,000	75,626

		383,314

Diversified Consumer Services - 0.1%
Nationwide Building Society 4.00%, 09/14/2026 (B)	250,000	252,739
President & Fellows of Harvard College 3.30%, 07/15/2056	214,000	209,486

		462,225

Diversified Financial Services - 0.7%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 3.50%, 05/26/2022 - 01/15/2025	337,000	337,757
Arch Capital Finance LLC
4.01%, 12/15/2026	77,000	80,166
5.03%, 12/15/2046	88,000	102,281
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (B)	44,000	47,230
5.88%, 03/15/2021 (B)	170,000	186,343
BOC Aviation, Ltd. 2.75%, 09/18/2022 (B)	200,000	195,755
Brookfield Finance, Inc. 4.70%, 09/20/2047	56,000	58,687
Carlyle Investment Management LLC 3-Month LIBOR + 2.00%, 2.00% (A), 07/15/2019 (C) (D) (H)	25,145	24,925

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Financial Services (continued)
CDP Financial, Inc. 4.40%, 11/25/2019 (B)	$ 250,000	$ 259,818
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (B)	240,000	238,560
Conoco Funding Co. 7.25%, 10/15/2031	25,000	34,476
GE Capital International Funding Co. Unlimited Co. 4.42%, 11/15/2035	1,231,000	1,332,258
Jefferies Group LLC
6.45%, 06/08/2027	75,000	87,130
6.88%, 04/15/2021	180,000	201,366
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.85%, 01/15/2027 (F)	49,000	52,094
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (B)	200,000	196,384
National Rural Utilities Cooperative Finance Corp. 2.95%, 02/07/2024	57,000	57,427
ORIX Corp. 2.90%, 07/18/2022	101,000	100,646
Private Export Funding Corp. 3.55%, 01/15/2024	150,000	158,981
Protective Life Global Funding
2.00%, 09/14/2021 (B)	200,000	194,151
2.70%, 11/25/2020 (B)	250,000	251,099
Voya Financial, Inc. 3.65%, 06/15/2026	95,000	96,074

		4,293,608

Diversified Telecommunication Services - 1.5%
AT&T, Inc.
3.40%, 05/15/2025	359,000	352,951
3.95%, 01/15/2025	213,000	218,083
4.10%, 02/15/2028 (B)	133,000	133,440
4.13%, 02/17/2026	185,000	189,228
4.30%, 02/15/2030 (B)	596,000	594,334
4.30%, 12/15/2042	148,000	139,035
4.35%, 06/15/2045	49,000	45,207
4.45%, 04/01/2024	161,000	170,308
4.50%, 05/15/2035	525,000	521,885
4.55%, 03/09/2049	336,000	316,236
4.75%, 05/15/2046	67,000	65,529
4.90%, 08/14/2037	374,000	378,710
5.15%, 11/15/2046 (B)	737,000	753,238
5.25%, 03/01/2037	100,000	105,762
5.35%, 09/01/2040	203,000	214,225
5.50%, 02/01/2018	52,000	52,149
5.80%, 02/15/2019	53,000	55,000
6.38%, 03/01/2041	100,000	117,960
British Telecommunications PLC 9.13%, 12/15/2030	150,000	224,110
Centel Capital Corp. 9.00%, 10/15/2019	40,000	43,008
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (B)	150,000	150,190
3.60%, 01/19/2027 (B)	150,000	150,728

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Deutsche Telekom International Finance BV (continued)
8.75%, 06/15/2030	$ 75,000	$ 110,969
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (B)	39,000	38,672
3.48%, 06/15/2050 (B)	41,000	40,690
Qwest Corp. 6.75%, 12/01/2021	148,000	159,378
Telefonica Emisiones SAU
4.57%, 04/27/2023	150,000	162,226
5.21%, 03/08/2047	150,000	170,228
Verizon Communications, Inc.
3.45%, 03/15/2021	114,000	117,475
4.27%, 01/15/2036	330,000	328,285
4.40%, 11/01/2034	968,000	986,430
4.50%, 08/10/2033	374,000	392,262
4.67%, 03/15/2055	494,000	476,929
4.81%, 03/15/2039	983,000	1,028,422
5.01%, 08/21/2054	33,000	33,792
5.25%, 03/16/2037	183,000	201,242

		9,238,316

Electric Utilities - 1.5%
AEP Transmission Co. LLC 4.00%, 12/01/2046	93,000	98,499
Alabama Power Co.
3.75%, 03/01/2045	52,000	53,297
4.10%, 01/15/2042	66,000	69,319
5.60%, 03/15/2033	100,000	119,158
6.13%, 05/15/2038	11,000	14,456
Appalachian Power Co. 6.70%, 08/15/2037	50,000	67,783
Arizona Public Service Co. 4.50%, 04/01/2042	28,000	31,594
Baltimore Gas & Electric Co.
2.80%, 08/15/2022	95,000	95,284
3.50%, 08/15/2046	94,000	92,099
Commonwealth Edison Co. 3.65%, 06/15/2046	81,000	81,815
Duke Energy Carolinas LLC
4.25%, 12/15/2041	21,000	23,113
6.00%, 12/01/2028 - 01/15/2038	148,000	188,513
Duke Energy Corp.
2.65%, 09/01/2026	149,000	142,767
3.95%, 08/15/2047	160,000	164,422
Duke Energy Indiana LLC
3.75%, 05/15/2046	100,000	102,576
6.35%, 08/15/2038	80,000	109,873
Duke Energy Progress LLC
3.70%, 10/15/2046	124,000	126,649
4.10%, 05/15/2042 - 03/15/2043	107,000	116,111
4.15%, 12/01/2044	65,000	70,898
Edison International 2.95%, 03/15/2023	100,000	100,156
Electricite de France SA
2.15%, 01/22/2019 (B)	80,000	80,010
2.35%, 10/13/2020 (B)	80,000	79,899
6.00%, 01/22/2114 (B)	150,000	167,483

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Enel Finance International NV
3.50%, 04/06/2028 (B) (F)	$ 200,000	$ 195,626
3.63%, 05/25/2027 (B)	220,000	218,582
Entergy Arkansas, Inc. 3.50%, 04/01/2026	57,000	58,819
Entergy Corp. 2.95%, 09/01/2026	78,000	75,890
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	111,702
3.05%, 06/01/2031	94,000	91,069
Entergy Mississippi, Inc. 2.85%, 06/01/2028	83,000	80,363
Exelon Corp.
3.40%, 04/15/2026	63,000	63,021
3.50%, 06/01/2022	130,000	132,483
FirstEnergy Corp.
3.90%, 07/15/2027	54,000	55,331
4.85%, 07/15/2047	53,000	59,147
Florida Power & Light Co.
4.95%, 06/01/2035	60,000	71,096
5.95%, 02/01/2038	50,000	66,832
Fortis, Inc. 3.06%, 10/04/2026	500,000	482,772
Georgia Power Co. 3.25%, 04/01/2026	65,000	65,176
Hydro-Quebec 9.40%, 02/01/2021	250,000	296,917
Indiana Michigan Power Co.
3.20%, 03/15/2023	125,000	126,611
7.00%, 03/15/2019	30,000	31,630
Jersey Central Power & Light Co.
6.15%, 06/01/2037	70,000	86,736
7.35%, 02/01/2019	15,000	15,751
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	63,643	70,209
Kansas City Power & Light Co.
3.15%, 03/15/2023	71,000	71,324
5.30%, 10/01/2041	100,000	118,376
Massachusetts Electric Co. 4.00%, 08/15/2046 (B)	105,000	111,497
Nevada Power Co.
5.38%, 09/15/2040	92,000	114,168
5.45%, 05/15/2041	50,000	61,936
6.50%, 08/01/2018	50,000	51,287
7.13%, 03/15/2019	140,000	148,058
New England Power Co. 3.80%, 12/05/2047 (B)	95,000	97,125
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (B)	95,000	95,778
NextEra Energy Capital Holdings, Inc.
1.65%, 09/01/2018	85,000	84,754
2.40%, 09/15/2019	53,000	53,136
Niagara Mohawk Power Corp.
3.51%, 10/01/2024 (B)	141,000	145,945
4.88%, 08/15/2019 (B)	40,000	41,523
Northern States Power Co. 6.25%, 06/01/2036	40,000	54,023
Ohio Power Co. 5.38%, 10/01/2021	50,000	54,970

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Oncor Electric Delivery Co. LLC
6.80%, 09/01/2018	$ 65,000	$ 66,949
7.00%, 09/01/2022	50,000	59,081
Pacific Gas & Electric Co.
3.50%, 06/15/2025	94,000	96,098
4.00%, 12/01/2046	102,000	102,105
4.45%, 04/15/2042	17,000	18,183
4.50%, 12/15/2041	96,000	102,594
6.05%, 03/01/2034	250,000	315,110
PacifiCorp
2.95%, 02/01/2022 - 06/01/2023	300,000	305,539
3.60%, 04/01/2024	105,000	109,763
5.65%, 07/15/2018	25,000	25,513
Pennsylvania Electric Co. 3.25%, 03/15/2028 (B)	38,000	37,390
PPL Capital Funding, Inc.
3.40%, 06/01/2023	70,000	71,413
4.00%, 09/15/2047	127,000	130,498
Progress Energy, Inc. 3.15%, 04/01/2022	54,000	54,697
Public Service Electric & Gas Co.
1.80%, 06/01/2019, MTN	30,000	29,849
5.38%, 11/01/2039, MTN	14,000	17,578
South Carolina Electric & Gas Co. 6.05%, 01/15/2038	70,000	87,492
Southern California Edison Co.
1.85%, 02/01/2022	45,000	44,563
3.90%, 12/01/2041	30,000	31,185
5.55%, 01/15/2036	70,000	86,300
6.05%, 03/15/2039	60,000	80,364
Southern Power Co.
4.15%, 12/01/2025	91,000	95,899
5.15%, 09/15/2041	130,000	144,584
Southwestern Public Service Co. 4.50%, 08/15/2041	100,000	114,156
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (B)	200,000	199,557
Toledo Edison Co. 6.15%, 05/15/2037	200,000	257,765
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	62,000	63,601
Virginia Electric & Power Co.
2.95%, 01/15/2022	27,000	27,333
3.45%, 02/15/2024	21,000	21,684
4.45%, 02/15/2044	28,000	31,590
8.88%, 11/15/2038	90,000	155,062
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,028
3.10%, 06/01/2025	82,000	82,528
Xcel Energy, Inc.
4.80%, 09/15/2041	9,000	10,223
6.50%, 07/01/2036	190,000	256,673

		9,290,384

Electrical Equipment - 0.1%
Eaton Corp.
4.00%, 11/02/2032	21,000	21,684
5.80%, 03/15/2037	100,000	121,102

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electrical Equipment (continued)
Eaton Corp. (continued)
7.63%, 04/01/2024	$ 75,000	$ 90,523
Siemens Financieringsmaatschappij NV
1.45%, 05/25/2018 (B)	240,000	239,617
3.30%, 09/15/2046 (B) (F)	300,000	280,215

		753,141

Electronic Equipment, Instruments & Components - 0.0% (E)
Arrow Electronics, Inc.
3.00%, 03/01/2018	39,000	39,050
3.25%, 09/08/2024	66,000	64,672
3.88%, 01/12/2028	155,000	154,535
4.50%, 03/01/2023	30,000	31,555

		289,812

Energy Equipment & Services - 0.2%
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	100,000	117,560
Boardwalk Pipelines, LP
4.45%, 07/15/2027	59,000	60,023
4.95%, 12/15/2024	230,000	246,397
5.95%, 06/01/2026	42,000	46,849
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	150,000	154,052
Halliburton Co.
3.50%, 08/01/2023	157,000	161,461
4.85%, 11/15/2035	50,000	56,092
7.45%, 09/15/2039	100,000	142,998
7.60%, 08/15/2096 (B)	50,000	70,989
Noble Holding International, Ltd. 5.75%, 03/16/2018	42,000	42,105
Schlumberger Holdings Corp. 3.63%, 12/21/2022 (B)	220,000	226,477
Schlumberger Investment SA 3.30%, 09/14/2021 (B)	41,000	42,003
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (B)	81,000	80,482

		1,447,488

Equity Real Estate Investment Trusts - 1.2%
American Tower Corp.
3.38%, 10/15/2026	100,000	98,248
3.50%, 01/31/2023	141,000	144,173
5.00%, 02/15/2024	86,000	94,202
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	330,000	329,257
3.50%, 11/15/2024, MTN	50,000	51,426
Boston Properties, LP
2.75%, 10/01/2026	78,000	73,582
3.20%, 01/15/2025	266,000	265,153
3.65%, 02/01/2026	74,000	75,176
3.80%, 02/01/2024	100,000	103,626
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	200,000	199,734
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	48,054
4.88%, 04/15/2022	284,000	304,551
5.25%, 01/15/2023	70,000	76,646
DDR Corp. 3.63%, 02/01/2025	230,000	226,237

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Digital Realty Trust, LP 3.70%, 08/15/2027	$ 77,000	$ 77,560
Duke Realty, LP 3.25%, 06/30/2026	43,000	42,617
EPR Properties 4.50%, 06/01/2027	137,000	137,780
Equity Commonwealth 5.88%, 09/15/2020	312,000	329,603
ERP Operating, LP
2.85%, 11/01/2026	138,000	133,871
3.00%, 04/15/2023	50,000	50,588
4.63%, 12/15/2021	46,000	49,273
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (B)	174,000	170,558
Goodman US Finance Four LLC 4.50%, 10/15/2037 (B)	93,000	96,112
Goodman US Finance Three LLC 3.70%, 03/15/2028 (B)	108,000	107,169
Government Properties Income Trust 4.00%, 07/15/2022	196,000	197,185
HCP, Inc.
3.40%, 02/01/2025	95,000	94,161
3.88%, 08/15/2024	310,000	317,300
4.20%, 03/01/2024	30,000	31,386
Kimco Realty Corp.
2.70%, 03/01/2024	167,000	161,694
3.80%, 04/01/2027	160,000	161,598
Liberty Property, LP 3.25%, 10/01/2026	53,000	52,161
National Retail Properties, Inc.
3.60%, 12/15/2026	144,000	142,787
4.00%, 11/15/2025	204,000	209,265
Prologis, LP 3.75%, 11/01/2025	32,000	33,550
Realty Income Corp.
3.00%, 01/15/2027	85,000	81,337
3.25%, 10/15/2022	390,000	396,285
4.65%, 03/15/2047	75,000	82,276
Scentre Group Trust 1 / Scentre Group Trust 2
2.38%, 11/05/2019 (B)	188,000	187,597
3.50%, 02/12/2025 (B)	300,000	301,618
Simon Property Group, LP 3.75%, 02/01/2024	200,000	208,144
UDR, Inc. 2.95%, 09/01/2026, MTN	72,000	69,198
Ventas Realty, LP
3.50%, 02/01/2025	54,000	54,402
3.75%, 05/01/2024	214,000	219,723
3.85%, 04/01/2027	98,000	99,805
4.13%, 01/15/2026	45,000	46,966
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	320,000	334,620
Welltower, Inc.
3.75%, 03/15/2023	80,000	82,901
4.00%, 06/01/2025	204,000	210,945
4.25%, 04/01/2026	200,000	209,375
4.50%, 01/15/2024	73,000	78,007

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
WP Carey, Inc. 4.60%, 04/01/2024	$ 200,000	$ 208,931

		7,558,413

Food & Staples Retailing - 0.3%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (B)	241,000	232,538
CVS Health Corp.
2.75%, 12/01/2022	100,000	98,508
4.00%, 12/05/2023	223,000	231,857
CVS Pass-Through Trust 5.93%, 01/10/2034 (B)	226,794	258,533
Kroger Co.
5.40%, 07/15/2040	12,000	13,260
6.90%, 04/15/2038	400,000	517,094
Sysco Corp. 3.75%, 10/01/2025	75,000	77,986
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	125,000	130,956
Walgreen Co. 4.40%, 09/15/2042	70,000	70,185
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	100,000	102,125
4.50%, 11/18/2034	185,000	193,171

		1,926,213

Food Products - 0.5%
Bunge, Ltd. Finance Corp.
3.25%, 08/15/2026	142,000	135,705
3.50%, 11/24/2020 (F)	61,000	62,273
3.75%, 09/25/2027	59,000	58,149
Cargill, Inc. 3.30%, 03/01/2022 (B)	70,000	71,228
Danone SA 2.59%, 11/02/2023 (B)	300,000	292,562
JM Smucker Co. 1.75%, 03/15/2018	280,000	280,086
Kellogg Co. 3.40%, 11/15/2027	100,000	99,517
Kraft Heinz Foods Co.
2.00%, 07/02/2018	300,000	299,991
3.50%, 06/06/2022	34,000	34,791
3.95%, 07/15/2025	245,000	253,053
5.00%, 06/04/2042	59,000	63,308
6.50%, 02/09/2040	75,000	95,154
6.88%, 01/26/2039	356,000	468,636
McCormick & Co., Inc.
3.15%, 08/15/2024	90,000	90,477
3.40%, 08/15/2027	132,000	133,729
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	70,000	78,044
Tyson Foods, Inc.
3.95%, 08/15/2024	146,000	153,544
4.88%, 08/15/2034	270,000	304,253

		2,974,500

Gas Utilities - 0.3%
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	81,901
4.15%, 01/15/2043	138,000	148,332
8.50%, 03/15/2019	35,000	37,624

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Boston Gas Co. 4.49%, 02/15/2042 (B)	$ 26,000	$ 29,139
CenterPoint Energy Resources Corp. 5.85%, 01/15/2041	100,000	127,585
Dominion Energy Gas Holdings LLC 2.80%, 11/15/2020	59,000	59,453
KeySpan Gas East Corp. 2.74%, 08/15/2026 (B)	90,000	87,490
Korea Gas Corp. 1.88%, 07/18/2021 (B)	200,000	192,329
NiSource Finance Corp.
5.80%, 02/01/2042	118,000	146,205
6.25%, 12/15/2040	260,000	336,475
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,453
3.25%, 06/15/2026	39,000	38,711
3.50%, 09/15/2021	75,000	76,706
3.95%, 10/01/2046	59,000	58,580
4.40%, 06/01/2043	63,000	67,014
5.88%, 03/15/2041	146,000	181,174
Southwest Gas Corp. 3.80%, 09/29/2046	111,000	111,516

		1,826,687

Health Care Equipment & Supplies - 0.2%
Abbott Laboratories
2.80%, 09/15/2020	130,000	130,874
2.90%, 11/30/2021	290,000	293,357
3.88%, 09/15/2025	129,000	133,428
Becton Dickinson and Co.
2.68%, 12/15/2019	29,000	29,105
3.73%, 12/15/2024	19,000	19,460
Covidien International Finance SA 2.95%, 06/15/2023 (F)	85,000	85,777
Koninklijke Philips NV 3.75%, 03/15/2022	100,000	104,120
Medtronic, Inc.
3.13%, 03/15/2022	90,000	91,982
4.38%, 03/15/2035	255,000	287,465
Stryker Corp. 3.50%, 03/15/2026	38,000	39,210
Zimmer Biomet Holdings, Inc. 2.00%, 04/01/2018	150,000	150,055

		1,364,833

Health Care Providers & Services - 0.5%
Aetna, Inc.
2.80%, 06/15/2023	75,000	73,814
4.50%, 05/15/2042	26,000	27,846
6.75%, 12/15/2037	50,000	68,574
Anthem, Inc.
2.30%, 07/15/2018	70,000	70,153
3.13%, 05/15/2022	62,000	62,548
3.30%, 01/15/2023	28,000	28,411
4.63%, 05/15/2042	50,000	54,475
4.65%, 01/15/2043 - 08/15/2044	184,000	201,982
Cardinal Health, Inc.
1.95%, 06/15/2018	110,000	109,938
3.75%, 09/15/2025	75,000	76,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Express Scripts Holding Co.
3.00%, 07/15/2023	$ 76,000	$ 75,472
3.50%, 06/15/2024	150,000	151,327
4.50%, 02/25/2026	285,000	302,444
4.80%, 07/15/2046	93,000	98,932
Laboratory Corp. of America Holdings 3.20%, 02/01/2022	249,000	253,866
Magellan Health, Inc. 4.40%, 09/22/2024	333,000	335,167
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	81,372
Quest Diagnostics, Inc. 3.45%, 06/01/2026	39,000	39,129
Roche Holdings, Inc. 3.35%, 09/30/2024 (B)	300,000	310,232
Texas Health Resources 4.33%, 11/15/2055	250,000	274,155
UnitedHealth Group, Inc.
2.88%, 03/15/2023	50,000	50,575
4.63%, 07/15/2035	140,000	163,041
5.80%, 03/15/2036	100,000	130,033
6.63%, 11/15/2037	80,000	113,640

		3,153,487

Hotels, Restaurants & Leisure - 0.1%
Darden Restaurants, Inc. 3.85%, 05/01/2027 (F)	82,000	83,568
McDonald’s Corp.
4.70%, 12/09/2035, MTN	105,000	119,266
6.30%, 10/15/2037, MTN	63,000	84,613
Starbucks Corp. 4.30%, 06/15/2045	109,000	120,418

		407,865

Household Durables - 0.0% (E)
Newell Brands, Inc. 2.60%, 03/29/2019	32,000	32,109

Household Products - 0.0% (E)
Kimberly-Clark Corp. 2.40%, 03/01/2022	20,000	19,923
Procter & Gamble Co. 2.85%, 08/11/2027	200,000	198,358

		218,281

Independent Power & Renewable Electricity Producers - 0.1%
Exelon Generation Co. LLC
3.40%, 03/15/2022	116,000	117,949
4.25%, 06/15/2022 (F)	70,000	73,455
6.25%, 10/01/2039	150,000	175,472

		366,876

Industrial Conglomerates - 0.0% (E)
Roper Technologies, Inc. 3.00%, 12/15/2020	42,000	42,500

Insurance - 1.1%
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (B)	200,000	266,743
Allstate Corp.
3.15%, 06/15/2023	41,000	41,582
5.35%, 06/01/2033	50,000	59,663

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
American International Group, Inc.
3.75%, 07/10/2025	$ 81,000	$ 83,513
3.88%, 01/15/2035	211,000	211,796
4.13%, 02/15/2024	71,000	75,019
4.70%, 07/10/2035	100,000	110,598
Aon Corp. 6.25%, 09/30/2040	18,000	23,707
Aon PLC
3.50%, 06/14/2024	100,000	102,176
3.88%, 12/15/2025	143,000	149,513
Athene Global Funding
2.75%, 04/20/2020 (B)	246,000	246,124
4.00%, 01/25/2022 (B)	191,000	197,093
Berkshire Hathaway Finance Corp.
4.30%, 05/15/2043	83,000	92,793
4.40%, 05/15/2042	221,000	249,039
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	50,000	51,028
CNA Financial Corp.
3.45%, 08/15/2027	150,000	147,819
3.95%, 05/15/2024	26,000	27,060
4.50%, 03/01/2026	19,000	20,222
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026, 4.00% (A), 07/24/2026 (B) (I)	207,000	202,798
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (B)	200,000	209,918
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (B)	42,000	46,121
Jackson National Life Global Funding
3.05%, 04/29/2026 (B)	245,000	241,237
3.25%, 01/30/2024 (B)	58,000	58,580
Liberty Mutual Group, Inc.
4.95%, 05/01/2022 (B)	47,000	50,715
6.50%, 03/15/2035 (B)	230,000	297,203
Lincoln National Corp.
4.00%, 09/01/2023	150,000	156,587
6.15%, 04/07/2036	8,000	9,924
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (A), 02/24/2032	270,000	272,037
Marsh & McLennan Cos., Inc.
2.75%, 01/30/2022	24,000	24,048
3.30%, 03/14/2023	17,000	17,423
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (B)	26,000	31,635
7.63%, 11/15/2023 (B)	250,000	298,067
MassMutual Global Funding II 2.50%, 10/17/2022 (B) (F)	100,000	98,943
Metropolitan Life Global Funding I
3.00%, 09/19/2027 (B)	350,000	346,712
3.88%, 04/11/2022 (B)	200,000	209,731
Nationwide Mutual Insurance Co. 9.38%, 08/15/2039 (B)	245,000	416,670
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	124,000	124,384
Principal Life Global Funding II 2.38%, 11/21/2021 (B)	300,000	297,777

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Prudential Financial, Inc. 3.91%, 12/07/2047 (B)	$ 126,000	$ 128,521
Prudential Insurance Co. of America 8.30%, 07/01/2025 (B)	450,000	590,223
Reliance Standard Life Global Funding II
2.50%, 01/15/2020 (B)	100,000	100,005
3.05%, 01/20/2021 (B)	101,000	102,372
Teachers Insurance & Annuity Association of America
4.27%, 05/15/2047 (B)	100,000	105,754
4.90%, 09/15/2044 (B)	100,000	114,387
Travelers Cos., Inc. 5.80%, 05/15/2018	50,000	50,704

		6,757,964

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc.
3.80%, 12/05/2024	197,000	208,063
3.88%, 08/22/2037 (B)	230,000	244,053
4.25%, 08/22/2057 (B)	300,000	327,268
4.80%, 12/05/2034	157,000	184,276
Priceline Group, Inc. 2.75%, 03/15/2023	143,000	142,483

		1,106,143

Internet Software & Services - 0.0% (E)
eBay, Inc. 3.45%, 08/01/2024	139,000	141,266

IT Services - 0.0% (E)
DXC Technology Co. 4.25%, 04/15/2024	86,000	89,581
Western Union Co. 3.60%, 03/15/2022 (F)	200,000	202,470

		292,051

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	100,000	100,137
2.95%, 09/19/2026	77,000	74,822
3.00%, 04/15/2023	57,000	57,351
3.15%, 01/15/2023	57,000	57,712
4.15%, 02/01/2024	34,000	36,066

		326,088

Machinery - 0.2%
Caterpillar Financial Services Corp.
1.93%, 10/01/2021	118,000	115,498
2.25%, 12/01/2019, MTN	219,000	219,344
2.85%, 06/01/2022, MTN	46,000	46,581
3.25%, 12/01/2024, MTN	130,000	133,371
Caterpillar, Inc. 2.60%, 06/26/2022	35,000	35,008
Deere & Co.
2.60%, 06/08/2022	74,000	74,082
3.90%, 06/09/2042 (F)	32,000	34,628
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	104,674
4.88%, 09/15/2041	280,000	336,996
Ingersoll-Rand Co. 6.39%, 11/15/2027	25,000	29,261

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Machinery (continued)
Ingersoll-Rand Global Holding Co., Ltd. 4.25%, 06/15/2023	$ 81,000	$ 86,314
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	80,000	79,978
Parker-Hannifin Corp.
4.10%, 03/01/2047	58,000	62,345
4.45%, 11/21/2044, MTN	85,000	94,907
Xylem, Inc. 3.25%, 11/01/2026	33,000	32,827

		1,485,814

Media - 1.0%
21st Century Fox America, Inc.
6.15%, 02/15/2041	150,000	199,131
6.40%, 12/15/2035	120,000	159,475
6.55%, 03/15/2033	100,000	131,437
6.65%, 11/15/2037	50,000	68,770
7.30%, 04/30/2028	50,000	64,771
8.88%, 04/26/2023	80,000	101,273
9.50%, 07/15/2024	70,000	95,481
CBS Corp.
3.70%, 08/15/2024	287,000	295,318
4.00%, 01/15/2026	83,000	84,825
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%, 07/23/2025	517,000	549,667
6.38%, 10/23/2035	92,000	107,422
6.83%, 10/23/2055	125,000	150,355
Comcast Corp.
3.20%, 07/15/2036	200,000	190,183
4.00%, 11/01/2049	253,000	259,077
4.05%, 11/01/2052	49,000	50,138
4.20%, 08/15/2034	267,000	285,286
4.25%, 01/15/2033	173,000	188,564
6.50%, 11/15/2035	486,000	657,045
Cox Communications, Inc.
3.25%, 12/15/2022 (B)	55,000	55,108
4.80%, 02/01/2035 (B)	350,000	356,670
Discovery Communications LLC
4.38%, 06/15/2021	80,000	83,695
6.35%, 06/01/2040	200,000	235,278
NBCUniversal Media LLC 4.38%, 04/01/2021	50,000	52,994
SES SA 3.60%, 04/04/2023 (B)	100,000	100,210
Time Warner Cable LLC
5.50%, 09/01/2041	190,000	198,035
6.75%, 07/01/2018	60,000	61,330
7.30%, 07/01/2038	100,000	125,346
8.75%, 02/14/2019	50,000	53,311
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	225,000	309,577
Time Warner, Inc.
3.55%, 06/01/2024	550,000	556,043
3.60%, 07/15/2025	135,000	135,302
Viacom, Inc.
3.88%, 04/01/2024 (F)	128,000	127,708
4.38%, 03/15/2043	93,000	80,509

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Viacom, Inc. (continued)
6.88%, 04/30/2036	$ 150,000	$ 170,199

		6,339,533

Metals & Mining - 0.2%
Anglo American Capital PLC 4.00%, 09/11/2027 (B)	200,000	198,664
Barrick Gold Corp. 6.45%, 10/15/2035	40,000	50,486
BHP Billiton Finance USA, Ltd. 5.00%, 09/30/2043	50,000	61,302
Nucor Corp.
4.00%, 08/01/2023	165,000	172,769
6.40%, 12/01/2037	210,000	281,150
Vale Canada, Ltd. 7.20%, 09/15/2032	220,000	249,700
Vale Overseas, Ltd. 6.25%, 08/10/2026	103,000	119,326

		1,133,397

Multi-Utilities - 0.5%
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	82,000	82,383
3.50%, 02/01/2025	104,000	107,227
6.13%, 04/01/2036	74,000	98,903
Black Hills Corp. 2.50%, 01/11/2019	270,000	270,736
CMS Energy Corp.
2.95%, 02/15/2027	97,000	93,616
3.00%, 05/15/2026	73,000	71,673
3.88%, 03/01/2024	100,000	104,613
Consolidated Edison Co. of New York, Inc. 4.30%, 12/01/2056	323,000	352,450
Consumers Energy Co.
2.85%, 05/15/2022	20,000	20,197
3.25%, 08/15/2046	48,000	46,092
6.13%, 03/15/2019	100,000	104,553
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	48,377
4.15%, 05/15/2045	150,000	164,191
Dominion Energy, Inc.
1.60%, 08/15/2019	60,000	59,340
1.90%, 06/15/2018	240,000	239,975
2.75%, 01/15/2022	93,000	92,854
2.85%, 08/15/2026	61,000	58,910
5.25%, 08/01/2033	100,000	117,007
DTE Electric Co.
2.65%, 06/15/2022	20,000	20,022
3.70%, 03/15/2045	123,000	126,740
Public Service Co. of Colorado
3.55%, 06/15/2046	53,000	52,402
5.80%, 08/01/2018	20,000	20,424
6.50%, 08/01/2038	45,000	63,494
Public Service Co. of Oklahoma
4.40%, 02/01/2021	30,000	31,658
6.63%, 11/15/2037	150,000	203,446
San Diego Gas & Electric Co.
3.95%, 11/15/2041	44,000	46,584
6.00%, 06/01/2026	50,000	60,091

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Multi-Utilities (continued)
Sempra Energy
2.88%, 10/01/2022	$ 70,000	$ 69,908
3.55%, 06/15/2024	165,000	169,100
4.05%, 12/01/2023	72,000	75,312
9.80%, 02/15/2019	50,000	54,152
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	147,225

		3,273,655

Multiline Retail - 0.0% (E)
Nordstrom, Inc. 4.00%, 10/15/2021 (F)	35,000	36,204

Oil, Gas & Consumable Fuels - 3.3%
Anadarko Finance Co. 7.50%, 05/01/2031	100,000	128,360
Anadarko Petroleum Corp. 8.70%, 03/15/2019	80,000	85,774
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	107,000	107,918
Apache Corp.
2.63%, 01/15/2023	100,000	98,064
3.25%, 04/15/2022	14,000	14,106
4.75%, 04/15/2043	57,000	58,581
6.00%, 01/15/2037	100,000	118,278
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	191,000	197,656
BP Capital Markets PLC
3.02%, 01/16/2027	70,000	69,374
3.22%, 04/14/2024	524,000	536,908
3.54%, 11/04/2024 (F)	300,000	311,691
3.59%, 04/14/2027	150,000	155,230
3.81%, 02/10/2024	116,000	121,946
Buckeye Partners, LP
3.95%, 12/01/2026	32,000	31,453
4.88%, 02/01/2021	300,000	315,542
5.85%, 11/15/2043	100,000	107,709
Canadian Natural Resources, Ltd.
3.80%, 04/15/2024	100,000	102,984
5.85%, 02/01/2035	70,000	82,061
5.90%, 02/01/2018	25,000	25,087
6.45%, 06/30/2033	264,000	322,858
7.20%, 01/15/2032	20,000	25,425
Cenovus Energy, Inc.
4.45%, 09/15/2042	42,000	38,777
6.75%, 11/15/2039	219,000	262,249
Chevron Corp.
1.37%, 03/02/2018	250,000	249,833
1.79%, 11/16/2018	151,000	150,762
2.36%, 12/05/2022	60,000	59,524
2.57%, 05/16/2023	400,000	399,108
2.90%, 03/03/2024	54,000	54,480
CNOOC Finance Pty, Ltd. 2.63%, 05/05/2020	230,000	229,427
CNOOC Finance USA LLC 3.50%, 05/05/2025	235,000	236,858
Columbia Pipeline Group, Inc. 2.45%, 06/01/2018	170,000	170,100

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
ConocoPhillips 5.90%, 10/15/2032	$ 25,000	$ 30,958
ConocoPhillips Co.
4.20%, 03/15/2021	126,000	132,497
4.95%, 03/15/2026	225,000	255,392
ConocoPhillips Holding Co. 6.95%, 04/15/2029	100,000	131,341
Devon Energy Corp.
3.25%, 05/15/2022 (F)	64,000	65,100
5.60%, 07/15/2041	52,000	61,291
Ecopetrol SA
4.13%, 01/16/2025	100,000	100,500
5.38%, 06/26/2026 (F)	116,000	125,245
5.88%, 09/18/2023	71,000	78,455
Enbridge, Inc.
3.70%, 07/15/2027	65,000	65,274
5.50%, 12/01/2046	100,000	120,246
Encana Corp.
6.50%, 05/15/2019 - 08/15/2034	150,000	177,960
7.20%, 11/01/2031	110,000	141,228
8.13%, 09/15/2030	100,000	134,636
Energy Transfer, LP
2.50%, 06/15/2018	110,000	110,164
3.60%, 02/01/2023	94,000	94,099
4.05%, 03/15/2025	123,000	122,908
4.75%, 01/15/2026	87,000	90,261
4.90%, 02/01/2024	199,000	210,443
6.05%, 06/01/2041	225,000	241,077
6.50%, 02/01/2042	39,000	44,160
Eni SpA 5.70%, 10/01/2040 (B)	125,000	135,989
Eni USA, Inc. 7.30%, 11/15/2027	70,000	87,593
EnLink Midstream Partners, LP
2.70%, 04/01/2019	131,000	130,883
4.15%, 06/01/2025	238,000	240,483
5.05%, 04/01/2045	58,000	57,287
Enterprise Products Operating LLC
1.65%, 05/07/2018	220,000	219,706
3.35%, 03/15/2023	304,000	309,992
3.75%, 02/15/2025	110,000	113,421
3.90%, 02/15/2024	158,000	164,636
4.85%, 03/15/2044	36,000	39,187
4.95%, 10/15/2054	46,000	50,328
5.10%, 02/15/2045	39,000	44,502
5.75%, 03/01/2035	200,000	233,764
5.95%, 02/01/2041	36,000	44,433
6.65%, 10/15/2034	100,000	130,088
7.55%, 04/15/2038	300,000	420,163
EOG Resources, Inc.
2.63%, 03/15/2023	36,000	35,587
5.10%, 01/15/2036	157,000	181,334
EQT Corp. 3.90%, 10/01/2027	116,000	115,319
Hess Corp.
7.13%, 03/15/2033	70,000	84,449
7.30%, 08/15/2031	250,000	303,189
Kerr-McGee Corp. 7.88%, 09/15/2031	250,000	332,164

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Magellan Midstream Partners, LP
3.20%, 03/15/2025	$ 68,000	$ 66,899
4.20%, 12/01/2042	73,000	71,738
4.25%, 02/01/2021	167,000	174,260
Marathon Oil Corp. 6.60%, 10/01/2037	130,000	162,881
Marathon Petroleum Corp. 3.63%, 09/15/2024	145,000	147,875
MPLX, LP
4.88%, 12/01/2024	140,000	150,906
5.20%, 03/01/2047	54,000	59,261
Noble Energy, Inc.
3.90%, 11/15/2024	120,000	123,382
5.63%, 05/01/2021	74,000	76,012
6.00%, 03/01/2041	200,000	236,537
Occidental Petroleum Corp.
2.70%, 02/15/2023 (F)	40,000	40,025
3.00%, 02/15/2027	78,000	77,544
3.40%, 04/15/2026	46,000	47,109
3.50%, 06/15/2025	91,000	94,235
4.63%, 06/15/2045	39,000	44,211
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	105,612
3.38%, 10/01/2022	30,000	30,210
4.90%, 03/15/2025	470,000	503,945
5.00%, 09/15/2023	65,000	69,645
6.65%, 10/01/2036	210,000	257,749
Petro-Canada
6.80%, 05/15/2038	50,000	68,912
7.88%, 06/15/2026	168,000	215,482
Petroleos Mexicanos
4.63%, 09/21/2023	208,000	213,980
4.88%, 01/18/2024	44,000	45,582
5.63%, 01/23/2046	129,000	119,389
6.38%, 02/04/2021 - 01/23/2045	218,000	228,311
6.50%, 03/13/2027 (B)	559,000	610,987
6.75%, 09/21/2047	201,000	209,814
6.88%, 08/04/2026	357,000	404,749
Phillips 66 4.30%, 04/01/2022	17,000	18,068
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	33,698
4.90%, 10/01/2046	72,000	76,172
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	250,000	243,464
3.65%, 06/01/2022	71,000	71,414
4.30%, 01/31/2043	162,000	143,066
4.65%, 10/15/2025	350,000	360,672
Shell International Finance BV
2.88%, 05/10/2026	440,000	440,004
3.75%, 09/12/2046	202,000	206,024
4.00%, 05/10/2046	444,000	472,883
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (B)	208,000	220,684
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (B)	69,000	75,878
8.00%, 03/01/2032	56,000	75,922

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Spectra Energy Partners, LP
2.95%, 09/25/2018 (F)	$ 80,000	$ 80,481
3.50%, 03/15/2025	125,000	125,526
5.95%, 09/25/2043	63,000	76,614
Statoil ASA
2.65%, 01/15/2024	214,000	213,075
3.25%, 11/10/2024	107,000	110,002
4.25%, 11/23/2041	27,000	29,197
Suncor Energy, Inc. 5.95%, 12/01/2034	140,000	176,013
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	47,000	47,915
4.95%, 01/15/2043	198,000	186,264
5.30%, 04/01/2044	50,000	49,345
5.35%, 05/15/2045	133,000	132,164
5.50%, 02/15/2020	180,000	189,623
5.95%, 12/01/2025	100,000	111,664
6.10%, 02/15/2042	150,000	159,770
TC PipeLines, LP 3.90%, 05/25/2027	70,000	70,350
Tosco Corp. 7.80%, 01/01/2027	100,000	132,431
Total Capital International SA
2.75%, 06/19/2021	250,000	252,511
3.75%, 04/10/2024	29,000	30,750
TransCanada PipeLines, Ltd.
4.88%, 01/15/2026	162,000	181,383
6.20%, 10/15/2037	100,000	131,965
Valero Energy Corp. 7.50%, 04/15/2032	65,000	87,596
Western Gas Partners, LP
4.65%, 07/01/2026	76,000	79,003
5.38%, 06/01/2021	69,000	73,167
5.45%, 04/01/2044	168,000	178,519
Williams Partners, LP 3.90%, 01/15/2025	68,000	69,304

		20,945,678

Pharmaceuticals - 0.7%
Allergan Funding SCS
3.45%, 03/15/2022	139,000	141,232
3.85%, 06/15/2024	302,000	309,472
4.55%, 03/15/2035	598,000	632,783
Allergan, Inc.
2.80%, 03/15/2023	288,000	284,886
3.38%, 09/15/2020	67,000	68,263
Baxalta, Inc.
2.00%, 06/22/2018	170,000	169,961
3.60%, 06/23/2022	67,000	68,524
5.25%, 06/23/2045	28,000	32,632
Bayer US Finance LLC 3.38%, 10/08/2024 (B)	200,000	203,490
Johnson & Johnson
3.40%, 01/15/2038	247,000	252,993
4.38%, 12/05/2033	46,000	52,445
Merck & Co., Inc. 3.70%, 02/10/2045	20,000	20,879
Mylan NV
2.50%, 06/07/2019	162,000	161,833

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Mylan NV (continued)
3.95%, 06/15/2026	$ 93,000	$ 93,778
Mylan, Inc.
3.13%, 01/15/2023 (B)	250,000	246,530
5.40%, 11/29/2043	100,000	109,002
Pfizer, Inc. 1.45%, 06/03/2019	159,000	157,745
Shire Acquisitions Investments Ireland DAC
2.40%, 09/23/2021	210,000	206,695
2.88%, 09/23/2023	111,000	109,121
Teva Pharmaceutical Finance Co. LLC 6.15%, 02/01/2036 (F)	380,000	380,678
Teva Pharmaceutical Finance Netherlands III BV
1.70%, 07/19/2019	145,000	140,881
2.80%, 07/21/2023 (F)	446,000	388,381
4.10%, 10/01/2046 (F)	30,000	22,845

		4,255,049

Real Estate Management & Development - 0.1%
Ontario Teachers’ Cadillac Fairview Properties Trust 3.88%, 03/20/2027 (B)	325,000	332,260

Road & Rail - 0.4%
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	50,000	50,938
3.05%, 03/15/2022	87,000	88,819
3.45%, 09/15/2021	22,000	22,731
3.60%, 09/01/2020	25,000	25,773
3.75%, 04/01/2024	124,000	131,254
4.38%, 09/01/2042	88,000	98,291
5.15%, 09/01/2043	154,000	190,412
6.15%, 05/01/2037	70,000	93,833
6.70%, 08/01/2028	50,000	65,376
Canadian Pacific Railway Co.
2.90%, 02/01/2025	208,000	206,360
4.50%, 01/15/2022	370,000	394,027
6.13%, 09/15/2115	57,000	76,104
7.13%, 10/15/2031	50,000	68,413
CSX Corp.
3.95%, 05/01/2050	42,000	41,791
4.75%, 05/30/2042	16,000	17,932
5.50%, 04/15/2041	37,000	45,725
Norfolk Southern Corp.
3.95%, 10/01/2042	35,000	35,859
4.05%, 08/15/2052 (B)	150,000	155,470
Ryder System, Inc.
2.50%, 03/01/2018 - 05/11/2020, MTN	138,000	138,115
2.65%, 03/02/2020, MTN	79,000	79,276
Union Pacific Corp.
2.75%, 04/15/2023	10,000	10,039
2.95%, 01/15/2023	16,000	16,271
3.60%, 09/15/2037	41,000	42,479
3.65%, 02/15/2024	37,000	38,892
4.10%, 09/15/2067	80,000	83,464
4.30%, 06/15/2042	20,000	21,974
Union Pacific Railroad Co. Pass-Through Trust 4.70%, 01/02/2024	40,322	42,487

		2,282,105

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.2%
Analog Devices, Inc.
3.13%, 12/05/2023	$ 73,000	$ 73,148
4.50%, 12/05/2036	140,000	150,920
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024 (B)	422,000	419,631
Intel Corp.
3.10%, 07/29/2022	40,000	41,146
3.15%, 05/11/2027 (F)	200,000	203,963
3.70%, 07/29/2025	107,000	112,965
4.00%, 12/15/2032	221,000	243,188
QUALCOMM, Inc.
2.60%, 01/30/2023	17,000	16,582
3.25%, 05/20/2027	157,000	153,293

		1,414,836

Software - 0.6%
Microsoft Corp.
1.55%, 08/08/2021	100,000	97,367
2.38%, 05/01/2023	54,000	53,545
3.30%, 02/06/2027	139,000	143,379
3.50%, 02/12/2035	185,000	192,486
3.95%, 08/08/2056	88,000	93,931
4.00%, 02/12/2055	57,000	60,980
4.10%, 02/06/2037	250,000	279,127
4.20%, 11/03/2035	103,000	116,866
4.50%, 02/06/2057	219,000	259,323
4.75%, 11/03/2055	109,000	134,911
Oracle Corp.
2.95%, 11/15/2024	500,000	503,583
3.85%, 07/15/2036	200,000	211,350
3.90%, 05/15/2035	240,000	254,230
4.30%, 07/08/2034	887,000	985,765
6.13%, 07/08/2039	82,000	112,613
VMware, Inc. 2.95%, 08/21/2022	288,000	287,195

		3,786,651

Specialty Retail - 0.1%
AutoZone, Inc. 2.50%, 04/15/2021	100,000	99,303
Home Depot, Inc.
2.13%, 09/15/2026	51,000	47,749
2.63%, 06/01/2022	40,000	40,223
3.00%, 04/01/2026	53,000	53,069
3.50%, 09/15/2056	36,000	34,631
4.20%, 04/01/2043	121,000	133,271
Lowe’s Cos., Inc.
3.13%, 09/15/2024	75,000	76,157
3.38%, 09/15/2025	119,000	122,616
4.65%, 04/15/2042	54,000	61,709
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	124,000	124,456

		793,184

Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.
3-Month LIBOR + 0.25%, 1.63% (A), 05/03/2018	138,000	138,083
2.40%, 05/03/2023	256,000	253,366
2.45%, 08/04/2026	259,000	248,238

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Apple, Inc. (continued)
2.85%, 05/11/2024	$ 88,000	$ 88,394
2.90%, 09/12/2027	550,000	543,485
3.00%, 02/09/2024 - 06/20/2027	459,000	460,983
3.20%, 05/13/2025 - 05/11/2027	335,000	340,691
3.45%, 05/06/2024 - 02/09/2045	205,000	204,953
3.75%, 09/12/2047	350,000	358,679
3.85%, 08/04/2046	181,000	188,633
4.50%, 02/23/2036	85,000	97,435
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (B)	390,000	430,021
Dell, Inc. 7.10%, 04/15/2028	25,000	28,125
Hewlett Packard Enterprise Co. 2.85%, 10/05/2018	68,000	68,328

		3,449,414

Tobacco - 0.1%
BAT Capital Corp. 4.39%, 08/15/2037 (B)	68,000	71,407
BAT International Finance PLC 1.85%, 06/15/2018 (B)	180,000	179,847
Reynolds American, Inc. 2.30%, 06/12/2018	150,000	150,176

		401,430

Trading Companies & Distributors - 0.2%
Air Lease Corp.
2.13%, 01/15/2018	183,000	182,988
3.00%, 09/15/2023	194,000	192,497
3.63%, 12/01/2027	100,000	99,897
3.88%, 04/01/2021	130,000	134,651
International Lease Finance Corp.
5.88%, 08/15/2022	200,000	221,574
8.63%, 01/15/2022	200,000	240,866

		1,072,473

Transportation Infrastructure - 0.1%
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.70%, 03/14/2023 (B)	100,000	98,262
3.38%, 02/01/2022 (B)	277,000	282,186

		380,448

Water Utilities - 0.0% (E)
American Water Capital Corp.
3.40%, 03/01/2025	183,000	188,582
4.00%, 12/01/2046	86,000	91,810

		280,392

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 6.13%, 03/30/2040	100,000	127,071
Crown Castle Towers LLC 3.22%, 05/15/2042 (B)	125,000	126,254
Rogers Communications, Inc. 8.75%, 05/01/2032	50,000	71,036
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	405,000	407,531

		731,892

Total Corporate Debt Securities (Cost $171,103,327)		175,502,071

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 1.1%
Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	$ 200,000	$ 207,400
4.50%, 01/28/2026	200,000	213,300
5.00%, 06/15/2045	200,000	211,500
7.38%, 09/18/2037	100,000	135,100

		767,300

Israel - 0.8%
Israel Government AID Bond
5.50%, 09/18/2033	100,000	134,378
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	815,268
Israel Government AID Bond, Principal Only STRIPS
Series 2,
11/01/2024	3,480,000	2,919,982
Series 2004-Z,
08/15/2023	1,000,000	874,791

		4,744,419

Mexico - 0.2%
Mexico Government International Bond
4.13%, 01/21/2026	400,000	417,000
4.35%, 01/15/2047	104,000	99,320
5.55%, 01/21/2045	448,000	504,000
4.75%, 03/08/2044, MTN	60,000	60,660

		1,080,980

Peru - 0.0% (E)
Peru Government International Bond 5.63%, 11/18/2050	36,000	46,188

Poland - 0.0% (E)
Republic of Poland Government International Bond 4.00%, 01/22/2024	133,000	141,829

Supranational - 0.0% (E)
African Development Bank 8.80%, 09/01/2019	225,000	247,818

Total Foreign Government Obligations (Cost $6,905,024)		7,028,534

MORTGAGE-BACKED SECURITIES - 3.7%
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (B) (C)	189,847	189,709
Ajax Mortgage Loan Trust Series 2016-2, Class A, 4.13% (A), 10/25/2056 (B)	265,719	265,954
Alternative Loan Trust
Series 2004-2CB, Class 1A9,
5.75%, 03/25/2034	266,976	273,191
Series 2005-28CB, Class 1A4,
5.50%, 08/25/2035	189,747	183,384
Series 2005-54CB, Class 1A11,
5.50%, 11/25/2035	66,622	63,045
Alternative Loan Trust, Interest Only STRIPS
Series 2005-20CB, Class 3A8,
(1.00) *1-Month LIBOR + 4.75%, 3.20% (A), 07/25/2035	330,639	37,930

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust, Interest Only STRIPS (continued)
Series 2005-22T1, Class A2,
(1.00) *1-Month LIBOR + 5.07%, 3.52% (A), 06/25/2035	$ 622,762	$ 78,404
Series 2005-J1, Class 1A4,
(1.00) *1-Month LIBOR + 5.10%, 3.55% (A), 02/25/2035	104,519	3,581
Americold LLC Series 2010-ARTA, Class A2FL, 1-Month LIBOR + 1.50%, 2.97% (A), 01/14/2029 (B)	116,636	116,739
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (A), 11/25/2045 (B)	43,291	43,057
ASG Resecuritization Trust Series 2009-3, Class A65, 2.92% (A), 03/26/2037 (B)	15,227	15,248
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (B)	100,000	101,119
Series 2014-520M, Class C,
4.21% (A), 08/15/2046 (B)	200,000	195,554
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.83% (A), 09/27/2044 (B)	846,000	833,505
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.58% (A), 03/20/2035	77,438	78,552
Banc of America Funding Trust, Principal Only STRIPS
Series 2004-1,
03/25/2034	21,814	18,324
Series 2005-7, Class 30,
11/25/2035	24,663	20,464
Series 2005-8, Class 30,
01/25/2036	7,455	5,619
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.83% (A), 11/25/2033	86,216	86,720
BB-UBS Trust
Series 2012-SHOW, Class A,
3.43%, 11/05/2036 (B)	550,000	557,456
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (B)	67,000	65,891
BCAP LLC Trust
Series 2010-RR7, Class 2A1,
3.30% (A), 07/26/2045 (B)	72,830	71,852
Series 2012-RR10, Class 1A1,
1.56% (A), 02/26/2037 (B)	55,053	54,999
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 2.19% (A), 07/25/2034	200,710	200,143
Bear Stearns ARM Trust Series 2006-1, Class A1, 1-Year CMT + 2.25%, 3.67% (A), 02/25/2036	79,916	80,071
Bear Stearns Commercial Mortgage Securities Trust Series 2005-PWR9, Class C, 5.06% (A), 09/11/2042	165,522	165,778

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CD Mortgage Trust Series 2006-CD3, Class AM, 5.65%, 10/15/2048	$ 317,205	$ 324,347
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.66% (A), 02/25/2037	98,791	98,491
Series 2007-A2, Class 2A1,
3.60% (A), 07/25/2037	41,457	42,095
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	66,226	67,474
Series 2004-3, Class A4,
5.75%, 04/25/2034	39,736	40,780
Series 2004-7, Class 2A1,
3.52% (A), 06/25/2034	23,265	23,484
Series 2004-8, Class 2A1,
4.50%, 06/25/2019	2,947	2,975
Series 2004-HYB1, Class 2A,
3.35% (A), 05/20/2034	19,034	19,141
Series 2005-22, Class 2A1,
3.45% (A), 11/25/2035	145,888	127,754
Citigroup Mortgage Loan Trust Series 2003-1, Class 2A5, 5.25%, 10/25/2033	22,554	22,874
COMM Mortgage Trust
Series 2013-SFS, Class A2,
2.99% (A), 04/12/2035 (B)	125,000	124,832
Series 2014-PAT, Class A,
1-Month LIBOR + 0.80%, 2.23% (A), 08/13/2027 (B)	198,000	198,382
Series 2014-TWC, Class A,
1-Month LIBOR + 0.85%, 2.28% (A), 02/13/2032(B)	2,015,000	2,016,866
Series 2014-TWC, Class B,
1-Month LIBOR + 1.60%, 3.03% (A), 02/13/2032 (B)	500,000	501,930
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	422,000	442,103
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.77% (A), 07/10/2038	20,656	20,780
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	27,784	28,488
Series 2004-5, Class 3A1,
5.25%, 08/25/2019	8,205	8,265
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-27, Class 5A4, 5.25%, 11/25/2033	40,681	41,188
Federal Home Loan Mortgage Corp. Series K070, Class A2, 3.30% (A), 11/25/2027	553,000	572,020
GMAC Commercial Mortgage Securities, Inc. Trust Series 2004-C3, Class B, 4.97%, 12/10/2041	39,200	39,454

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
GS Mortgage Securities Corp. II Series 2013-KING, Class A, 2.71%, 12/10/2027 (B)	$ 126,928	$ 127,530
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (B)	750,000	773,318
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.40% (A), 08/10/2044 (B)	200,000	195,857
GSMPS Mortgage Loan Trust
Series 2005-RP2, Class 1AF,
1-Month LIBOR + 0.35%, 1.90% (A), 03/25/2035 (B)	167,103	152,985
Series 2005-RP3, Class 1AF,
1-Month LIBOR + 0.35%, 1.90% (A), 09/25/2035 (B)	102,843	89,289
GSR Mortgage Loan Trust
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	64,683	66,471
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	38,797	39,849
Series 2005-7F, Class 3A9,
6.00%, 09/25/2035	65,407	69,109
Series 2006-1F, Class 2A4,
6.00%, 02/25/2036	80,794	68,655
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88% (A), 08/25/2022 (B)	1,135,000	1,127,944
Homeowner Assistance Program Reverse Mortgage Loan Trust Series 2013-RM1, Class A, 4.00%, 05/26/2053 (B) (C)	172,061	171,803
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 1.90% (A), 05/25/2036	104,682	99,512
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 1.90% (A), 08/25/2036	19,321	18,920
JPMorgan Chase Commercial Mortgage Securities Trust Series 2004-CBX, Class B, 5.02% (A), 01/12/2037	242,215	247,818
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.31% (A), 05/15/2045	112,041	2
JPMorgan Mortgage Trust Series 2006-A2, Class 5A3, 3.58% (A), 11/25/2033	38,394	39,080
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (B)	154,000	160,735
LB-UBS Commercial Mortgage Trust Series 2008-C1, Class A2, 6.32% (A), 04/15/2041	30,325	30,377
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.60% (A), 04/21/2034	49,103	50,236

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
MASTR Adjustable Rate Mortgages Trust (continued)
Series 2004-13, Class 3A7,
3.47% (A), 11/21/2034	$ 27,542	$ 28,215
Series 2004-3, Class 4A2,
3.01% (A), 04/25/2034	30,071	28,191
MASTR Alternative Loan Trust
Series 2004-10, Class 1A1,
4.50%, 09/25/2019	9,016	9,035
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	5,402	5,410
MASTR Resecuritization Trust, Principal Only STRIPS Series 2005, Class 3, 05/28/2035 (B)	18,270	14,884
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 2.17% (A), 10/25/2028	337,110	329,219
Series 2004-1, Class 2A1,
3.18% (A), 12/25/2034	77,300	77,722
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.01% (A), 04/25/2029	245,544	242,121
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	350,000	359,681
Morgan Stanley Capital I Trust Series 2011-C3, Class A3, 4.05%, 07/15/2049	83,031	85,103
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (B)	42,897	43,046
Series 2012-XA, Class B,
0.25%, 07/27/2049 (B)	107,314	100,882
Nomura Asset Acceptance Corp. Alternative Loan Trust
Series 2003-A1, Class A2,
6.00%, 05/25/2033	9,724	9,885
Series 2003-A1, Class A5,
7.00%, 04/25/2033	10,096	10,353
PFP, Ltd.
Series 2015-2, Class A,
1-Month LIBOR + 1.45%, 2.93% (A), 07/14/2034 (B)	79,682	79,795
Series 2015-2, Class C,
1-Month LIBOR + 3.25%, 4.73% (A), 07/14/2034 (B)	340,000	340,339
Series 2015-2, Class D,
1-Month LIBOR + 4.00%, 5.48% (A), 07/14/2034 (B)	100,000	100,170
PHH Alternative Mortgage Trust, Interest Only STRIPS Series 2007-2, Class 2X, 6.00%, 05/25/2037	191,777	46,241
RAIT Trust Series 2015-FL5, Class B, 1-Month LIBOR + 3.90%, 5.38% (A), 01/15/2031 (B)	295,000	295,283

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RALI Trust
Series 2003-QS3, Class A2,
(2.20) * 1-Month LIBOR + 16.50%, 13.09% (A), 02/25/2018	$ 137	$ 138
Series 2004-QS3, Class CB,
5.00%, 03/25/2019	13,734	13,697
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (B)	160,000	160,081
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
1-Month LIBOR + 1.40%, 2.88% (A), 08/15/2032 (B)	41,862	41,826
Series 2015-CRE4, Class B,
1-Month LIBOR + 3.00%, 4.48% (A), 08/15/2032 (B)	153,000	151,470
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 2.26% (A), 04/20/2033	148,967	142,300
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.10% (A), 12/20/2034	116,728	114,975
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 2.20% (A), 09/20/2034	275,952	265,162
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 2.18% (A), 10/20/2034	210,313	201,254
Structured Adjustable Rate Mortgage Loan Trust Series 2004-1, Class 4A4, 3.47% (A), 02/25/2034	304,087	306,334
Structured Asset Mortgage Investments II Trust
Series 2003-AR4, Class A1,
1-Month LIBOR + 0.70%, 2.20% (A), 01/19/2034	323,214	315,247
Series 2004-AR1, Class 1A1,
1-Month LIBOR + 0.70%, 2.20% (A), 03/19/2034	300,993	297,222
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.16% (A), 10/19/2034	52,122	50,222
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 1.75% (A), 07/19/2035	138,544	134,710
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-29, Class 1A1,
4.75%, 09/25/2018	12,371	12,451
Series 2003-33H, Class 1A1,
5.50%, 10/25/2033	59,951	61,015
Thornburg Mortgage Securities Trust Series 2004-4, Class 3A, 3.07% (A), 12/25/2044	102,843	103,229
TIAA Seasoned Commercial Mortgage Trust Series 2007-C4, Class C, 5.48% (A), 08/15/2039	240,000	240,162
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (B)	231,000	234,378

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	$ 130,000	$ 134,266
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	291,507
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.34% (A), 05/10/2063 (B)	772,468	37,659
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1.00%, 12/15/2020 (D)	1,200,000	1,200,375
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (B)	544,235	549,248
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (B)	400,000	412,330
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.08% (A), 03/15/2045 (B)	598,335	4
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR11, Class A6,
3.34% (A), 10/25/2033	101,680	102,739
Series 2003-AR6, Class A1,
3.23% (A), 06/25/2033	30,105	30,339
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	53,097	53,010
Series 2003-S9, Class A8,
5.25%, 10/25/2033	55,955	58,256
Series 2004-AR3, Class A2,
3.18% (A), 06/25/2034	19,212	19,555
Washington Mutual Mortgage Pass-Through Certificates Trust Series 2005-4, Class CB7, 5.50%, 06/25/2035	158,725	153,204
Washington Mutual Mortgage Pass-Through Certificates Trust, Interest Only STRIPS
Series 2005-2, Class 1A4,
(1.00) *1-Month LIBOR + 5.05%, 3.50% (A), 04/25/2035	517,942	59,479
Series 2005-3, Class CX,
5.50%, 05/25/2035	177,548	34,662
Washington Mutual MSC Mortgage Pass-Through Certificates Trust, Principal Only STRIPS Series 2003-MS7, Class P, 03/25/2033	4,227	3,714
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class A,
2.71% (A), 03/18/2028 (B)	400,000	400,125
Series 2014-LC16, Class A2,
2.82%, 08/15/2050	800,000	805,863
Series 2016-C35, Class A4,
2.93%, 07/15/2048	1,103,000	1,089,881
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
3.37% (A), 06/25/2033	89,335	90,161

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Mortgage-Backed Securities Trust (continued)
Series 2003-K, Class 1A1,
3.57% (A), 11/25/2033	$ 13,103	$ 13,260
Series 2004-EE, Class 3A1,
3.77% (A), 12/25/2034	85,026	88,159
Series 2004-I, Class 1A1,
3.68% (A), 07/25/2034	80,363	81,985
Series 2004-P, Class 2A1,
3.54% (A), 09/25/2034	96,448	98,731
Series 2004-V, Class 1A1,
3.51% (A), 10/25/2034	27,145	27,506
Series 2005-AR16, Class 2A1,
3.54% (A), 02/25/2034	81,446	83,365
Series 2005-AR3, Class 1A1,
3.46% (A), 03/25/2035	340,164	349,162
Series 2005-AR8, Class 2A1,
3.53% (A), 06/25/2035	22,493	22,995

Total Mortgage-Backed Securities (Cost $23,098,010)		23,442,490

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.1%
California - 0.0% (E)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	65,000	86,158

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	225,000	259,814
5.65%, 11/01/2040	155,000	203,303

		463,117

Ohio - 0.0% (E)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	106,000	113,713
4.80%, 06/01/2111	130,000	146,022

		259,735

Total Municipal Government Obligations (Cost $708,871)		809,010

U.S. GOVERNMENT AGENCY OBLIGATIONS - 28.8%
Federal Home Loan Banks 5.50%, 07/15/2036	150,000	205,723
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 2.03% (A), 07/15/2042 - 03/15/2044	1,944,297	1,964,672
1-Year CMT + 2.25%, 2.94% (A), 01/01/2035	35,343	37,300
3.00%, 08/15/2042 - 01/15/2044	3,097,902	3,079,017
1-Year CMT + 2.25%, 3.00% (A), 05/01/2036	27,656	29,076
3.04%, 07/25/2024	2,500,000	2,539,352
6-Month LIBOR + 1.77%, 3.18% (A), 07/01/2036	47,378	49,559
6-Month LIBOR + 1.71%, 3.18% (A), 08/01/2036	37,087	38,589
6-Month LIBOR + 1.81%, 3.28% (A), 10/01/2036	29,168	30,507
6-Month LIBOR + 1.90%, 3.34% (A), 03/01/2037	37,313	39,235

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. (continued)
12-Month LIBOR + 1.67%, 3.38% (A), 11/01/2036	$ 32,527	$ 33,963
1-Year CMT + 2.25%, 3.39% (A), 02/01/2036	110,880	116,670
12-Month LIBOR + 1.69%, 3.40% (A), 12/01/2036	4,479	4,699
1-Year CMT + 2.37%, 3.44% (A), 09/01/2034	55,856	59,027
3.50%, 01/01/2032 - 06/01/2043	2,995,066	3,084,915
6-Month LIBOR + 2.11%, 3.52% (A), 02/01/2037	74,448	78,910
1-Year CMT + 2.36%, 3.61% (A), 10/01/2036	39,844	41,887
12-Month LIBOR + 1.94%, 3.69% (A), 06/01/2036	128,908	136,423
4.00%, 06/01/2042 - 01/01/2046	2,832,052	2,992,054
4.50%, 05/01/2041	309,589	330,306
5.00%, 04/01/2018	2,364	2,410
5.50%, 06/01/2020 - 08/01/2038	39,889	43,978
6.00%, 02/01/2019 - 12/01/2034	153,240	164,751
6.50%, 09/01/2019 - 11/01/2036	30,210	33,976
7.00%, 01/01/2031	84,216	94,045
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 1.94% (A), 09/25/2022	580,530	576,726
2.27%, 01/25/2023	1,500,000	1,480,234
2.36%, 08/25/2022	992,000	989,858
2.60%, 09/25/2020	114,328	114,860
2.62%, 01/25/2023	1,250,000	1,253,638
2.72%, 07/25/2026	896,000	889,783
2.77%, 05/25/2025	750,000	747,695
2.81%, 09/25/2024	591,000	595,902
2.84%, 09/25/2022	574,000	582,271
2.93%, 01/25/2023	693,000	704,719
3.08%, 01/25/2031	1,179,000	1,181,946
3.39%, 03/25/2024	857,000	895,627
3.49%, 01/25/2024	1,300,000	1,364,839
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 1.64% (A), 07/15/2037	305,596	305,657
1-Month LIBOR + 0.35%, 1.83% (A), 06/15/2043	1,161,082	1,160,466
1-Month LIBOR + 0.40%, 1.88% (A), 10/15/2041	390,473	392,182
1-Month LIBOR + 0.44%, 1.92% (A), 02/15/2037	11,058	11,081
1-Month LIBOR + 0.45%, 1.93% (A), 03/15/2039 - 08/15/2039	304,047	304,798
1-Month LIBOR + 0.55%, 2.03% (A), 08/15/2037	573,449	575,330
1-Month LIBOR + 0.68%, 2.16% (A), 11/15/2037	328,764	333,101
4.00%, 12/15/2041	396,833	418,840
4.50%, 02/15/2020	5,741	5,800
5.00%, 12/15/2022 - 05/15/2041	702,396	763,226
5.50%, 12/15/2022 - 05/15/2038	635,715	703,200

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. REMIC (continued)
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (A), 05/15/2041	$ 104,520	$ 108,525
6.00%, 05/15/2027 - 09/15/2036	1,286,160	1,419,019
6.38%, 03/15/2032	100,971	114,215
6.40%, 11/15/2023	29,469	31,148
6.50%, 08/15/2031 - 07/15/2036	542,111	606,877
7.00%, 03/15/2024 - 05/15/2032	876,780	989,364
7.25%, 09/15/2030 - 12/15/2030	227,069	261,677
7.50%, 02/15/2023 - 08/15/2030	100,377	110,741
8.00%, 01/15/2030	175,761	206,288
(1.25) * 1-Month LIBOR + 10.13%, 8.28% (A), 07/15/2032	55,955	65,122
8.50%, 09/15/2020	305	311
(2.00) * 1-Month LIBOR + 13.29%, 10.33% (A), 07/15/2033	36,564	43,834
(1.83) * 1-Month LIBOR + 14.76%, 12.05% (A), 09/15/2033	9,154	11,318
(3.33) * 1-Month LIBOR + 17.50%, 12.58% (A), 02/15/2040	96,384	121,602
(3.67) * 1-Month LIBOR + 24.49%, 19.08% (A), 06/15/2034	48,422	59,713
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.88% (A), 01/15/2040	192,534	12,533
4.50%, 07/15/2037	25,031	431
(1.00) *1-Month LIBOR + 6.00%, 4.52% (A), 11/15/2037 - 02/15/2039	131,591	19,413
(1.00) *1-Month LIBOR + 6.20%, 4.72% (A), 06/15/2038	289,262	47,188
(1.00) *1-Month LIBOR + 6.37%, 4.89% (A), 10/15/2037	539,653	84,711
(1.00) *1-Month LIBOR + 6.42%, 4.94% (A), 11/15/2037	64,306	7,817
(1.00) *1-Month LIBOR + 6.80%, 5.32% (A), 04/15/2038	46,012	6,910
(1.00) *1-Month LIBOR + 7.10%, 5.62% (A), 07/15/2036	14,516	1,372
(1.00) *1-Month LIBOR + 8.00%, 6.52% (A), 03/15/2032	34,092	6,738
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 03/15/2019 - 01/15/2040	293,868	262,572
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.20% (A), 10/25/2044	223,633	226,889
5.65% (A), 07/25/2032	156,107	166,473
6.50%, 02/25/2043	152,048	176,618
7.00%, 02/25/2043	47,201	54,761
7.50% (A), 08/25/2042	67,802	80,570
Federal Home Loan Mortgage Corp., Interest Only STRIPS
3.00%, 01/15/2043	291,334	295,886
5.00%, 09/15/2035	52,321	10,378
Federal National Mortgage Association
Zero Coupon, 10/09/2019	675,000	650,093
1-Month LIBOR + 0.35%, 1.59% (A), 01/01/2023	898,005	898,046
1-Month LIBOR + 0.43%, 1.67% (A), 07/01/2024	1,250,000	1,250,176

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Month LIBOR + 0.35%, 1.68% (A), 09/25/2042	$ 554,739	$ 551,666
1-Month LIBOR + 0.48%, 1.72% (A), 09/01/2024	935,948	935,775
1-Month LIBOR + 0.50%, 1.74% (A), 08/25/2019	53,052	53,078
1-Month LIBOR + 0.26%, 1.81% (A), 11/25/2046	172,578	172,882
1.94%, 07/01/2019	936,721	932,659
2.03%, 03/25/2019 - 08/01/2019	1,017,985	1,017,946
1-Month LIBOR + 0.55%, 2.10% (A), 08/25/2042	518,801	523,544
1-Month LIBOR + 0.93%, 2.17% (A), 11/25/2022	491,160	491,258
2.34%, 01/01/2023	927,152	922,240
2.38%, 12/01/2022 - 10/01/2026	1,943,437	1,906,968
2.39% (A), 01/25/2023	875,225	870,727
2.40%, 02/01/2023	1,000,000	996,697
2.46%, 02/01/2023	891,061	891,158
2.49%, 05/25/2026	1,000,000	976,081
2.51%, 06/01/2023	913,585	914,972
2.52%, 05/01/2023	1,000,000	997,935
2.57%, 08/01/2028	2,850,000	2,773,840
2.61% (A), 10/25/2021	1,000,000	1,006,853
2.65%, 08/01/2022	500,000	504,041
2.66%, 12/01/2022	1,000,000	1,007,667
2.67%, 07/01/2022	1,500,000	1,513,290
2.70%, 07/01/2026	1,500,000	1,485,558
2.71%, 04/01/2023	1,327,243	1,338,978
2.77%, 06/01/2023	868,208	879,974
2.86%, 06/01/2028	644,882	645,622
2.90%, 06/25/2027	1,346,712	1,337,779
2.92%, 12/01/2024	1,000,000	1,014,444
2.97%, 06/01/2030	1,321,000	1,309,617
2.98%, 08/25/2029	733,000	725,051
3.00%, 01/01/2043	707,500	709,349
3.02% (A), 08/25/2024	636,000	650,789
3.03%, 12/01/2021	444,433	453,512
3.08% (A), 06/25/2027	1,016,000	1,033,127
3.09% (A), 04/25/2027	1,167,000	1,182,044
3.10%, 09/01/2025 - 01/01/2028	3,000,000	3,059,634
3.12%, 01/01/2022 - 11/01/2026	1,490,904	1,511,393
1-Year CMT + 2.24%, 3.19% (A), 01/01/2036	38,549	40,592
3.24%, 10/01/2026 - 12/01/2026	1,946,398	2,005,450
3.26%, 04/01/2029	2,000,000	2,048,880
3.29%, 08/01/2026	2,500,000	2,584,621
3.30%, 12/01/2026 - 04/25/2029	1,937,000	1,983,583
3.34%, 02/01/2027 - 07/01/2030	2,000,000	2,078,079
3.36%, 12/01/2027	1,067,135	1,105,400
3.38%, 12/01/2023	1,500,000	1,559,987
12-Month LIBOR + 1.79%, 3.41% (A), 01/01/2038	7,380	7,679
3.42%, 05/01/2024	600,000	626,561
3.45%, 01/01/2024	986,414	1,029,371
3.50%, 08/01/2032 - 01/01/2044	5,084,648	5,247,389
3.59%, 10/01/2020	93,163	96,102
3.64%, 10/01/2020	1,281,240	1,322,142
3.73%, 06/25/2021	500,000	519,815

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.74%, 07/01/2023	$ 490,771	$ 517,199
3.75%, 06/01/2018	538,625	539,405
3.76%, 04/25/2021 - 12/01/2035	3,391,149	3,565,316
3.77%, 08/01/2021	654,450	683,357
3.86%, 07/01/2021	896,313	937,485
3.87%, 08/01/2021	905,740	948,613
3.92%, 08/01/2021	1,405,071	1,474,248
3.94%, 07/01/2021	500,000	525,236
3.97%, 06/01/2021 - 07/01/2021	911,812	956,718
3.98%, 08/01/2021	938,628	985,481
3.99%, 07/01/2021	444,605	466,865
4.00%, 07/01/2042 - 08/01/2044	2,572,457	2,704,396
4.02%, 08/01/2021 - 11/01/2028	1,548,498	1,637,755
4.05%, 08/01/2021	761,514	802,130
4.06%, 07/01/2021 - 09/01/2021	1,426,284	1,502,605
4.16%, 03/01/2021	445,742	468,511
4.23%, 03/01/2020	829,920	859,282
4.24%, 06/01/2021	936,662	990,615
4.25%, 04/01/2021	500,000	528,571
4.26%, 06/01/2021	339,604	357,199
4.38%, 04/01/2020	152,338	158,783
4.39%, 05/01/2021	235,738	248,770
4.45%, 07/01/2026	455,023	498,599
4.50%, 08/01/2018 - 03/01/2019	52,896	53,716
4.65%, 06/01/2021	910,048	967,925
5.00%, 09/01/2018 - 08/01/2040	313,610	333,418
5.50%, 07/01/2022 - 05/01/2036	254,885	273,328
6.00%, 12/01/2032 - 11/01/2037	398,935	443,602
6.50%, 08/01/2020 - 10/01/2036	67,156	74,556
8.00%, 11/01/2037	5,547	6,077
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.25%, 1.52% (A), 06/27/2036	40,279	39,512
1-Month LIBOR + 0.30%, 1.85% (A), 08/25/2041	245,315	245,483
1-Month LIBOR + 0.35%, 1.90% (A), 04/25/2035 - 08/25/2036	92,737	92,920
1-Month LIBOR + 0.40%, 1.95% (A), 10/25/2042	534,432	533,347
1-Month LIBOR + 0.50%, 2.05% (A), 05/25/2035 - 10/25/2042	1,219,635	1,226,917
3.00%, 01/25/2046	595,116	599,208
4.00%, 10/25/2025 - 04/25/2033	900,523	937,745
4.50%, 07/25/2029	1,000,000	1,077,919
5.00%, 09/25/2023 - 08/25/2040	1,353,977	1,506,317
5.39% (A), 07/25/2023	101,892	109,579
5.50%, 04/25/2023 - 07/25/2038	1,666,184	1,808,854
(1.33) * 1-Month LIBOR + 7.47%, 5.65% (A), 08/25/2033	52,634	55,053
5.75%, 06/25/2033	213,981	238,203
6.00%, 11/25/2032 - 11/25/2039	494,683	547,181
6.50%, 02/25/2022 - 05/25/2044	516,297	579,342
6.50% (A), 10/25/2042 - 12/25/2042	149,048	161,448
7.00%, 03/25/2031 - 11/25/2041	991,204	1,140,127
7.50% (A), 12/25/2042	66,570	74,721
8.00%, 05/25/2022	14,558	15,669
(1.88) * 1-Month LIBOR + 11.28%, 8.36% (A), 07/25/2035	108,177	125,159

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
9.50%, 06/25/2018	$ 27	$ 27
(1.67) * 1-Month LIBOR + 12.50%, 9.91% (A), 09/25/2033	11,174	13,003
(6.67) * 1-Month LIBOR + 54.00%, 10.00% (A), 03/25/2032	4,927	6,232
(2.50) * 1-Month LIBOR + 13.75%, 10.35% (A), 07/25/2033	25,668	30,248
(2.00) * 1-Month LIBOR + 14.00%, 10.90% (A), 03/25/2038	7,821	9,044
(1.83) * 1-Month LIBOR + 14.48%, 11.64% (A), 12/25/2032	7,447	8,934
(2.75) * 1-Month LIBOR + 16.50%, 12.23% (A), 05/25/2034	27,920	35,105
(2.00) * 1-Month LIBOR + 15.50%, 12.52% (A), 11/25/2031	24,823	32,664
(2.50) * 1-Month LIBOR + 17.38%, 13.49% (A), 07/25/2035	75,136	99,162
(2.75) * 1-Month LIBOR + 19.53%, 15.26% (A), 04/25/2034 - 05/25/2034	149,720	197,596
(2.75) * 1-Month LIBOR + 19.8%, 15.53% (A), 08/25/2032	13,213	14,009
(3.50) * 1-Month LIBOR + 23.10%, 17.67% (A), 06/25/2035	68,190	83,169
(4.00) * 1-Month LIBOR + 24.00%, 17.79% (A), 05/25/2034	12,364	18,101
(3.67) * 1-Month LIBOR + 24.57%, 18.88% (A), 03/25/2036	23,092	35,891
(4.00) * 1-Month LIBOR + 26.20%, 19.99% (A), 10/25/2036	8,687	13,588
(3.25) * 1-Month LIBOR + 25.19%, 20.14% (A), 02/25/2032	4,380	5,906
(4.00) * 1-Month LIBOR + 26.56%, 20.35% (A), 12/25/2036	12,995	19,006
Federal National Mortgage Association REMIC, Interest Only STRIPS
0.93% (A), 08/25/2042	338,824	8,146
1.51% (A), 01/25/2038	56,558	2,293
1.77% (A), 04/25/2041	136,927	7,123
(1.00) *1-Month LIBOR + 5.85%, 4.30% (A), 09/25/2038	155,538	18,711
(1.00) *1-Month LIBOR + 5.91%, 4.36% (A), 02/25/2038	109,751	14,678
(1.00) *1-Month LIBOR + 6.10%, 4.55% (A), 06/25/2037	57,584	8,650
(1.00) *1-Month LIBOR + 6.18%, 4.63% (A), 12/25/2039	18,409	2,353
(1.00) *1-Month LIBOR + 6.20%, 4.65% (A), 03/25/2038	18,317	2,221
(1.00) *1-Month LIBOR + 6.42%, 4.87% (A), 04/25/2040	32,196	4,770
(1.00) *1-Month LIBOR + 6.50%, 4.95% (A), 06/25/2023	17,729	913
(1.00) *1-Month LIBOR + 6.53%, 4.98% (A), 01/25/2041	352,865	63,443
(1.00) *1-Month LIBOR + 6.54%, 4.99% (A), 09/25/2037	59,691	10,190
(1.00) *1-Month LIBOR + 6.55%, 5.00% (A), 02/25/2039	42,453	6,978
5.00%, 03/25/2023	4,524	48

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC, Interest Only STRIPS (continued)
(1.00) *1-Month LIBOR + 6.58%, 5.03% (A), 06/25/2036	$ 39,400	$ 6,011
(1.00) *1-Month LIBOR + 6.70%, 5.15% (A), 03/25/2036	685,840	129,955
(1.00) *1-Month LIBOR + 7.15%, 5.60% (A), 07/25/2037	107,810	23,255
6.50%, 05/25/2033	31,151	6,472
7.00%, 06/25/2033	40,098	9,380
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2032 - 12/25/2043	2,215,873	1,829,411
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 01/25/2033	65,382	59,354
05/15/2030, MTN	400,000	275,780
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	1,700,000	1,689,906
FREMF Mortgage Trust
3.58% (A), 11/25/2049 (B)	529,000	523,382
3.68% (A), 01/25/2048 (B)	760,000	769,898
3.84% (A), 07/25/2049 (B)	420,000	427,420
4.07% (A), 11/25/2047 (B)	640,000	629,536
Government National Mortgage Association
1-Month LIBOR + 0.30%, 1.54% (A), 08/20/2060	30,938	30,930
1-Month LIBOR + 0.34%, 1.58% (A), 12/20/2062	294,354	292,945
1-Month LIBOR + 0.40%, 1.64% (A), 12/20/2060	751,220	749,100
1.65%, 01/20/2063	1,203,496	1,190,826
1-Month LIBOR + 0.41%, 1.65% (A), 03/20/2063	687,760	685,879
1-Month LIBOR + 0.43%, 1.67% (A), 04/20/2060	175,796	175,947
1-Month LIBOR + 0.45%, 1.69% (A), 11/20/2059 - 08/20/2067	1,758,643	1,756,178
1-Month LIBOR + 0.47%, 1.71% (A), 01/20/2061 - 08/20/2065	3,530,270	3,528,198
1-Month LIBOR + 0.48%, 1.72% (A), 02/20/2065	1,226,721	1,226,194
1-Month LIBOR + 0.50%, 1.74% (A), 06/20/2064 - 07/20/2064	3,367,433	3,369,047
1-Month LIBOR + 0.52%, 1.76% (A), 10/20/2062 - 09/20/2065	968,942	969,922
1-Month LIBOR + 0.55%, 1.79% (A), 07/20/2062	100,048	100,160
1-Month LIBOR + 0.58%, 1.82% (A), 09/20/2062 - 05/20/2066	1,262,399	1,264,478
1-Month LIBOR + 0.65%, 1.89% (A), 01/20/2064 - 03/20/2064	2,552,463	2,564,860
1-Month LIBOR + 0.66%, 1.90% (A), 12/20/2065	469,828	473,567
1-Month LIBOR + 0.70%, 1.94% (A), 05/20/2061	144,346	144,626
2.00%, 05/16/2049	130,067	126,948
2.07% (A), 07/16/2048	53,062	51,971
1-Month LIBOR + 1.00%, 2.24% (A), 12/20/2066	501,701	511,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
2.50%, 09/16/2056	$ 53,635	$ 53,132
3.50%, 11/20/2039 - 06/20/2046	1,836,396	1,894,333
4.75% (A), 10/20/2043	934,333	1,008,183
5.00%, 04/16/2023	349,770	355,681
5.48% (A), 01/20/2038	428,877	474,250
5.50%, 11/20/2020 - 09/20/2039	1,916,325	2,093,135
5.55% (A), 07/20/2040	295,372	326,935
5.86% (A), 12/20/2038	126,629	141,509
6.00%, 09/20/2038 - 08/20/2039	234,145	264,399
6.50%, 10/16/2024 - 06/20/2033	1,206,699	1,347,999
7.33%, 11/20/2030	16,084	18,387
8.00%, 06/20/2030	17,788	20,618
8.50%, 02/16/2030	148,078	169,777
9.00%, 05/16/2027	9,981	9,976
(2.00) * 1-Month LIBOR + 13.40%, 10.40% (A), 10/20/2037	28,767	33,208
(2.41) * 1-Month LIBOR + 16.43%, 12.84% (A), 06/17/2035	22,139	26,394
(2.20) * 1-Month LIBOR + 16.72%, 13.44% (A), 05/18/2034	1,664	1,944
(2.75) * 1-Month LIBOR + 19.66%, 15.56% (A), 04/16/2034	43,428	58,270
(3.00) * 1-Month LIBOR + 20.21%, 15.70% (A), 09/20/2037	12,702	16,500
(3.50) * 1-Month LIBOR + 23.28%, 18.02% (A), 04/20/2037	43,633	59,063
(4.91) * 1-Month LIBOR + 29.46%, 22.09% (A), 09/20/2034	23,478	35,376
Government National Mortgage Association, Interest Only STRIPS
(1.00) *1-Month LIBOR + 5.70%, 4.20% (A), 12/20/2038	48,587	5,843
(1.00) *1-Month LIBOR + 5.83%, 4.33% (A), 02/20/2038	83,543	10,084
(1.00) *1-Month LIBOR + 6.00%, 4.50% (A), 11/20/2037	75,420	11,225
(1.00) *1-Month LIBOR + 6.08%, 4.58% (A), 06/20/2039	53,830	7,112
(1.00) *1-Month LIBOR + 6.10%, 4.60% (A), 10/20/2034	100,845	14,982
(1.00) *1-Month LIBOR + 6.10%, 4.61% (A), 02/16/2039	29,805	3,621
(1.00) *1-Month LIBOR + 6.20%, 4.70% (A), 03/20/2037 - 06/20/2038	167,235	24,269
(1.00) *1-Month LIBOR + 6.27%, 4.77% (A), 04/20/2039	68,908	8,640
(1.00) *1-Month LIBOR + 6.30%, 4.80% (A), 09/20/2035 - 03/20/2039	214,691	28,017
(1.00) *1-Month LIBOR + 6.40%, 4.91% (A), 05/16/2038 - 06/16/2039	242,508	30,911
(1.00) *1-Month LIBOR + 6.47%, 4.98% (A), 06/16/2037	73,276	10,998
(1.00) *1-Month LIBOR + 6.50%, 5.01% (A), 03/16/2034	36,515	395
(1.00) *1-Month LIBOR + 6.55%, 5.05% (A), 11/20/2037 - 12/20/2037	71,300	11,058
(1.00) *1-Month LIBOR + 6.70%, 5.20% (A), 07/20/2036	3,881	31
(1.00) *1-Month LIBOR + 6.75%, 5.25% (A), 07/20/2037	138,185	22,270

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association, Interest Only STRIPS (continued)
(1.00) *1-Month LIBOR + 6.78%, 5.27% (A), 08/20/2037	$ 95,040	$ 15,141
(1.00) *1-Month LIBOR + 6.81%, 5.32% (A), 04/16/2037	45,318	7,788
5.50%, 10/16/2037	127,013	15,297
(1.00) *1-Month LIBOR + 7.95%, 6.46% (A), 04/16/2032	77,490	12,899
6.50%, 03/20/2039	37,439	9,915
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	206,754	185,155
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 01/15/2021	8,265,000	7,846,851
Resolution Funding Corp., Principal Only STRIPS 01/15/2026 - 10/15/2027	335,000	263,481
Tennessee Valley Authority
4.25%, 09/15/2065	632,000	747,183
4.63%, 09/15/2060	22,000	27,733
5.25%, 09/15/2039	400,000	539,551
5.88%, 04/01/2036	150,000	210,910
Tennessee Valley Authority, Principal Only STRIPS
05/01/2019 - 03/15/2032	1,250,000	990,250
01/15/2038	150,000	77,673
Vendee Mortgage Trust Series 1997-1, Class 2Z, 7.50%, 02/15/2027	333,911	375,944

Total U.S. Government Agency Obligations (Cost $180,931,943)		181,460,340

U.S. GOVERNMENT OBLIGATIONS - 20.3%
U.S. Treasury - 20.1%
U.S. Treasury Bond
2.50%, 02/15/2045	1,400,000	1,334,648
2.75%, 11/15/2042	400,000	402,531
2.88%, 05/15/2043	5,270,000	5,418,836
3.13%, 02/15/2043	800,000	859,469
3.63%, 08/15/2043	1,200,000	1,400,531
3.75%, 11/15/2043	530,000	631,507
3.88%, 08/15/2040	1,020,000	1,228,941
4.25%, 05/15/2039 - 11/15/2040	1,400,000	1,777,697
4.38%, 02/15/2038 - 05/15/2041	6,200,000	7,944,376
4.50%, 05/15/2038 - 08/15/2039	4,000,000	5,223,836
5.25%, 02/15/2029	130,000	165,557
5.50%, 08/15/2028	150,000	193,025
U.S. Treasury Bond, Principal Only STRIPS
02/15/2018 - 08/15/2041	62,886,260	47,302,190
08/15/2019 - 11/15/2031 (F)	11,750,000	9,062,474
U.S. Treasury Note
0.75%, 03/31/2018	80,000	79,876
0.88%, 07/31/2019	70,000	68,945
1.00%, 06/30/2019 - 11/30/2019	4,646,000	4,572,537
1.13%, 07/31/2021	3,000,000	2,901,094
1.25%, 11/30/2018 - 07/31/2023	3,740,000	3,579,473
1.38%, 12/15/2019 - 09/30/2023	17,500,000	17,140,078
1.50%, 08/31/2018 - 01/31/2022	3,500,000	3,418,668

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.63%, 08/15/2022	$ 500,000	$ 488,320
1.75%, 09/30/2022 - 01/31/2023	1,728,000	1,689,981
2.00%, 10/31/2021 - 02/15/2023	3,150,000	3,118,536
2.63%, 08/15/2020 - 11/15/2020	5,200,000	5,293,522
U.S. Treasury Note, Principal Only STRIPS 11/15/2019	1,200,000	1,158,950

		126,455,598

U.S. Treasury Inflation-Protected Securities - 0.2%
U.S. Treasury Inflation-Indexed Bond
2.13%, 02/15/2040	228,248	297,003
2.50%, 01/15/2029	114,890	139,366
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	457,934	456,464
1.38%, 01/15/2020	345,626	354,675

		1,247,508

Total U.S. Government Obligations (Cost $124,604,914)		127,703,106

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (J)	11,405,253	$ 11,405,253

Total Securities Lending Collateral (Cost $11,405,253)		11,405,253

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 0.54% (J), dated 12/29/2017, to be repurchased at $23,490,393 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 12/15/2018, and with a value of $23,960,090.	$ 23,488,984	23,488,984

Total Repurchase Agreement (Cost $23,488,984)		23,488,984

Total Investments (Cost $631,198,856)		639,859,791
Net Other Assets (Liabilities) - (1.4)%		(8,923,578)

Net Assets - 100.0%		$ 630,936,213

SECURITY VALUATION:

Valuation Inputs (K)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (L)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$89,020,003	$—	$89,020,003
Corporate Debt Securities	—	175,477,146	24,925	175,502,071
Foreign Government Obligations	—	7,028,534	—	7,028,534
Mortgage-Backed Securities	—	23,442,490	—	23,442,490
Municipal Government Obligations	—	809,010	—	809,010
U.S. Government Agency Obligations	—	181,460,340	—	181,460,340
U.S. Government Obligations	—	127,703,106	—	127,703,106
Securities Lending Collateral	11,405,253	—	—	11,405,253
Repurchase Agreement	—	23,488,984	—	23,488,984

Total Investments	$11,405,253	$628,429,613	$24,925	$639,859,791

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $123,851,918, representing 19.6% of the Portfolio’s net assets.
(C)	Illiquid security. At December 31, 2017, the value of such securities amounted to $6,894,195 or 1.1% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $3,024,267, representing 0.5% of the Portfolio’s net assets.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $11,168,196. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2017; the maturity date disclosed is the ultimate maturity date.
(H)	Security is Level 3 of the fair value hierarchy.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Rates disclosed reflect the yields at December 31, 2017.
(K)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(L)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $607,709,872) (including securities loaned of $11,168,196)	$616,370,807
Repurchase agreement, at value (cost $23,488,984)	23,488,984
Cash	65,889
Receivables and other assets:
Shares of beneficial interest sold	7,079
Investments sold	70,600
Interest	2,970,989
Net income from securities lending	2,588

Total assets	642,976,936

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	163,666
Investment management fees	240,583
Distribution and service fees	59,086
Transfer agent costs	2,552
Trustees, CCO and deferred compensation fees	610
Audit and tax fees	42,379
Custody fees	21,497
Legal fees	8,351
Printing and shareholder reports fees	89,903
Other	6,843
Collateral for securities on loan	11,405,253

Total liabilities	12,040,723

Net assets	$630,936,213

Net assets consist of:
Capital stock ($0.01 par value)	$474,153
Additional paid-in capital	604,371,309
Undistributed (distributions in excess of) net investment income (loss)	18,040,514
Accumulated net realized gain (loss)	(610,698)
Net unrealized appreciation (depreciation) on:
Investments	8,660,935

Net assets	$630,936,213

Net assets by class:
Initial Class	$352,261,509
Service Class	278,674,704

Shares outstanding:
Initial Class	27,225,991
Service Class	20,189,277

Net asset value and offering price per share:
Initial Class	$12.94
Service Class	13.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$21,334,889
Net income (loss) from securities lending	22,974
Withholding taxes on foreign income	(291)

Total investment income	21,357,572

Expenses:
Investment management fees	3,440,432
Distribution and service fees:
Service Class	661,419
Transfer agent costs	10,972
Trustees, CCO and deferred compensation fees	19,490
Audit and tax fees	53,296
Custody fees	124,652
Legal fees	54,786
Printing and shareholder reports fees	99,736
Other	42,424

Total expenses before waiver and/or reimbursement and recapture	4,507,207

Expenses waived and/or reimbursed:
Initial Class	(658)
Service Class	(433)

Net expenses	4,506,116

Net investment income (loss)	16,851,456

Net realized gain (loss) on:
Investments	5,443,840

Net change in unrealized appreciation (depreciation) on:
Investments	5,418,818

Net realized and change in unrealized gain (loss)	10,862,658

Net increase (decrease) in net assets resulting from operations	$27,714,114

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$16,851,456	$15,949,955
Net realized gain (loss)	5,443,840	706,971
Net change in unrealized appreciation (depreciation)	5,418,818	(1,140,461)

Net increase (decrease) in net assets resulting from operations	27,714,114	15,516,465

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(10,367,465)	(10,584,381)
Service Class	(6,713,243)	(4,613,858)

Total dividends and/or distributions from net investment income	(17,080,708)	(15,198,239)

Capital share transactions:
Proceeds from shares sold:
Initial Class	5,919,877	17,652,253
Service Class	35,555,965	72,540,281

	41,475,842	90,192,534

Issued from fund acquisition:
Initial Class	—	84,795,896
Service Class	—	750,084

	—	85,545,980

Dividends and/or distributions reinvested:
Initial Class	10,367,465	10,584,381
Service Class	6,713,243	4,613,858

	17,080,708	15,198,239

Cost of shares redeemed:
Initial Class	(238,652,974)	(21,097,033)
Service Class	(24,771,777)	(17,526,612)

	(263,424,751)	(38,623,645)

Net increase (decrease) in net assets resulting from capital share transactions	(204,868,201)	152,313,108

Net increase (decrease) in net assets	(194,234,795)	152,631,334

Net assets:
Beginning of year	825,171,008	672,539,674

End of year	$630,936,213	$825,171,008

Undistributed (distributions in excess of) net investment income (loss)	$18,040,514	$17,029,031

Capital share transactions - shares:
Shares issued:
Initial Class	454,850	1,344,407
Service Class	2,569,022	5,168,301

	3,023,872	6,512,708

Shares issued on fund acquisition:
Initial Class	—	6,654,207
Service Class	—	55,256

	—	6,709,463

Shares reinvested:
Initial Class	804,303	800,029
Service Class	487,527	326,992

	1,291,830	1,127,021

Shares redeemed:
Initial Class	(18,058,729)	(1,611,953)
Service Class	(1,793,103)	(1,256,844)

	(19,851,832)	(2,868,797)

Net increase (decrease) in shares outstanding:
Initial Class	(16,799,576)	7,186,690
Service Class	1,263,446	4,293,705

	(15,536,130)	11,480,395

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.86		$12.83		$13.02	$12.62	$13.27

Investment operations:
Net investment income (loss) (A)	0.31		0.30	(B)	0.28	0.29	0.32
Net realized and unrealized gain (loss)	0.16		0.01	(C)	(0.20)	0.38	(0.57)

Total investment operations	0.47		0.31		0.08	0.67	(0.25)

Dividends and/or distributions to shareholders:
Net investment income	(0.39)		(0.28)		(0.27)	(0.27)	(0.40)

Net asset value, end of year	$12.94		$12.86		$12.83	$13.02	$12.62

Total return (D)	3.66%		2.39%		0.61%	5.33%	(1.84)%

Ratio and supplemental data:
Net assets end of year (000’s)	$352,261		$566,006		$472,685	$488,758	$335,836
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.52%		0.52%		0.55%	0.56%	0.57%
Including waiver and/or reimbursement and recapture	0.52	%(E)	0.52	%(B)	0.55%	0.56%	0.57%
Net investment income (loss) to average net assets	2.37%		2.24	%(B)	2.11%	2.21%	2.50%
Portfolio turnover rate	26%		25%		19%	17%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.69		$13.66		$13.86	$13.42	$14.10

Investment operations:
Net investment income (loss) (A)	0.29		0.28	(B)	0.26	0.27	0.31
Net realized and unrealized gain (loss)	0.18		0.01	(C)	(0.21)	0.41	(0.61)

Total investment operations	0.47		0.29		0.05	0.68	(0.30)

Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.26)		(0.25)	(0.24)	(0.38)

Net asset value, end of year	$13.80		$13.69		$13.66	$13.86	$13.42

Total return (D)	3.42%		2.06%		0.33%	5.10%	(2.13)%

Ratio and supplemental data:
Net assets end of year (000’s)	$278,675		$259,165		$199,855	$162,347	$106,656
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%		0.77%		0.80%	0.81%	0.82%
Including waiver and/or reimbursement and recapture	0.77	%(E)	0.76	%(B)	0.80%	0.81%	0.82%
Net investment income (loss) to average net assets	2.13%		2.00	%(B)	1.87%	1.97%	2.25%
Portfolio turnover rate	26%		25%		19%	17%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Core Bond VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,651,130	$—	$—	$—	$3,651,130
U.S. Government Obligations	7,754,123	—	—	—	7,754,123
Total Securities Lending Transactions	$11,405,253	$—	$—	$—	$11,405,253
Total Borrowings	$11,405,253	$—	$—	$—	$11,405,253

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2017
First $750 million	0.480%
Over $750 million up to $1 billion	0.430%
Over $1 billion	0.405%
Prior to August 1, 2017
First $750 million	0.450%
Over $750 million up to $1 billion	0.390%
Over $1 billion up to $1.5 billion	0.375%
Over $1.5 billion up to $3 billion	0.370%
Over $3 billion	0.365%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.65%	May 1, 2018
Service Class	0.90%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.70%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	98.89%	98.89%
Service Class	2	95.11%	95.11%

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 119,970,060	$ 66,310,031	$ 209,404,118	$ 203,118,005

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and interest write off book adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,240,735	$ (1,240,735)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 631,199,736	$ 12,961,832	$ (4,301,777)	$ 8,660,055

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 609,818	$ —

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $4,199,365.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,080,708	$ —	$ —	$ 15,198,239	$ —	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 18,040,587	$ —	$ (609,818)	$ —	$ (73)	$ 8,660,055

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. REORGANIZATION

Following the close of business on December 16, 2016, Transamerica JPMorgan Core Bond VP acquired all of the net assets of Transamerica Voya Limited Maturity Bond VP pursuant to a Plan of Reorganization. Transamerica JPMorgan Core Bond VP is the accounting survivor. The purpose of the transaction was to achieve a more cohesive, focused, and streamlined fund complex. The acquisition was accomplished by a tax-free exchange of 6,709,463 shares of Transamerica JPMorgan Core Bond VP for 8,678,340 shares of Transamerica Voya Limited Maturity Bond VP, Inc. outstanding on December 16, 2016. Transamerica Voya Limited Maturity Bond VP’s net assets at that date, $85,545,979, including $444,380 unrealized depreciation, were combined with those of Transamerica JPMorgan Core Bond VP. The aggregate net assets of Transamerica JPMorgan Core Bond VP immediately before the acquisition were $734,882,840; the combined net assets of Transamerica JPMorgan Core Bond VP immediately after the acquisition were $820,428,819.

Shares issued to Transamerica Voya Limited Maturity Bond VP shareholders are as follows:

Class	Shares	Amount
Initial	6,654,207	$84,795,895
Service	55,256	750,084

The exchange ratio of the reorganization for Transamerica JPMorgan Core Bond VP is as follows:

Class	Exchange Ratio (A)
Initial	0.77
Service	0.73

(A)	Calculated by dividing the Transamerica JPMorgan Core Bond VP shares issuable by the Transamerica Voya Limited Maturity Bond VP shares outstanding on December 16, 2016.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Core Bond VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Core Bond VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica JPMorgan Core Bond VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Core Bond VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

(unaudited)

MARKET ENVIRONMENT

Performance in the U.S. equity markets in 2017 proved to be much stronger than most investors would have anticipated at the beginning of the year. The newly passed tax reform act, continued strength in the job market and the resulting hopes for greater capital investment have led Wall Street analysts to raise earnings estimates and lent support to the equity market. The S&P 500® finished the year up 21.83%, including dividends, and hit all-time highs 62 times over the year.

The economic environment was robust during the year. The U.S. Federal Reserve (“Fed”) raised interest rates three times in 2017, bringing the federal funds rate to be between 1.25% – 1.50%. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of this year. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization will be likely. IHS Markit U.S. Manufacturing PMI™ (Purchasing Managers Index) was strong over the year. The December number of 55.1 was the highest since March 2015 and signaled a solid improvement in the health of the sector. U.S. strength coincided with that around the globe with the J.P. Morgan Global Manufacturing PMI™ rising to 54.5 in December, nearly a seven-year high.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 may see an increase in investment spending.

The U.S. Consumer Price Index rose 0.4% in November, and 2.2% over the last 12 months. This was driven by a strong increase in the energy index. Crude oil (West Texas Intermediate) rose more than 12.48% over the year, supported by a continued drawdown of global inventories late in the year. This tightening in inventory was caused by a number of factors, including supply disruptions caused by the hurricane, increased compliance by the Organization of the Petroleum Exporting Countries members and strong global demand.

PERFORMANCE

For the year ended December 31, 2017, Transamerica JPMorgan Enhanced Index VP, Initial Class returned 21.15%. By comparison, its benchmark, the S&P 500®, returned 21.83%.

STRATEGY REVIEW

The technology, energy and health services and systems sectors contributed to performance, while the pharmaceuticals/medical technology, industrial cyclical and consumer staples sectors detracted from results.

On the positive side, within the technology sector, an overweight in Adobe Systems Incorporated aided returns. The company’s earnings results throughout the year revealed upside to both revenue growth and overall earnings, as its digital media unit was a particular standout. Despite a slight reduction in organic growth for its digital marketing segment, Adobe Systems Incorporated’s deferred revenue disclosures were quite favorable. Also within the technology sector, an underweight for most of the year in IBM contributed to the Portfolio, although we moved towards a small overweight position toward year end. International Business Machines Corp. has continued to show struggling revenue growth highlighted by its global technology services segment, which we believe may remain pressured near term. Nevertheless, Sterling B2B integrator and global business services bookings and incremental margins showed gradual improvement and we have continued to remain bullish on International Business Machines Corp. longer term.

On the negative side, within industrial cyclicals, an underweight in Boeing Co. weighed. Management was able to generate significant free cash flow by squeezing its supply chain, thereby refuting bears who had anticipated free-cash-flow deterioration. More notably, global air traffic growth continued at above-average rates, leading management and some investors to doubt the long-term cyclicality of the aerospace industry. We continue to think Boeing Co. has been over-earning in the short-term and feel that the industry is still cyclical. Thus, we reduced exposure as these temporary benefits play out. Within pharmaceuticals/medical technology, an overweight in Allergan plc pressured performance. News broke detailing an increased likelihood that a generic version of the company’s key eye care product, Restasis, would be launched earlier than expected. Sales weakness from peers also served as a broad-based headwind for the stock at various points during the year. We were encouraged by the company’s earnings, as forward revenue guidance was reaffirmed and its earnings-per-share targets were increased. We continued to remain positive on the company for its attractive capital allocation efforts and strong product pipeline.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Tim Snyder, CFA

Raffaele Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	99.7%
Securities Lending Collateral	0.4
Repurchase Agreement	0.2
Short-Term U.S. Government Obligations	0.1
Net Other Assets (Liabilities) ^	(0.4)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	21.15%	15.32%	8.38%	05/02/1997
S&P 500® (A)	21.83%	15.79%	8.50%
Service Class	20.82%	15.04%	8.11%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,111.70	$3.67	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,110.10	5.00	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 99.7%
Aerospace & Defense - 1.4%
General Dynamics Corp.	67,765	$ 13,786,789
Harris Corp.	11,680	1,654,472
Northrop Grumman Corp.	41,954	12,876,102
United Technologies Corp.	44,205	5,639,232

		33,956,595

Air Freight & Logistics - 0.1%
FedEx Corp.	4,621	1,153,124

Airlines - 0.7%
Delta Air Lines, Inc.	217,051	12,154,856
United Continental Holdings, Inc. (A)	54,823	3,695,070

		15,849,926

Auto Components - 0.4%
Aptiv PLC	72,843	6,179,272
Delphi Technologies PLC (A)	24,314	1,275,756
Lear Corp.	15,296	2,702,191

		10,157,219

Automobiles - 0.3%
Ford Motor Co.	597,690	7,465,148

Banks - 6.0%
Bank of America Corp.	1,580,158	46,646,264
Citigroup, Inc.	500,324	37,229,109
Citizens Financial Group, Inc.	71,300	2,993,174
Comerica, Inc.	56,700	4,922,127
KeyCorp	442,263	8,920,445
SunTrust Banks, Inc.	77,480	5,004,433
SVB Financial Group (A)	14,604	3,413,977
Wells Fargo & Co.	554,997	33,671,668

		142,801,197

Beverages - 2.6%
Coca-Cola Co.	129,872	5,958,527
Constellation Brands, Inc., Class A	44,598	10,193,765
Molson Coors Brewing Co., Class B	194,781	15,985,677
PepsiCo, Inc.	249,347	29,901,692

		62,039,661

Biotechnology - 2.4%
AbbVie, Inc.	43,615	4,218,007
Alexion Pharmaceuticals, Inc. (A)	24,973	2,986,521
Amgen, Inc.	6,400	1,112,960
Biogen, Inc. (A)	43,444	13,839,955
BioMarin Pharmaceutical, Inc. (A)	10,022	893,662
Celgene Corp. (A)	135,447	14,135,249
Gilead Sciences, Inc.	153,323	10,984,060
Vertex Pharmaceuticals, Inc. (A)	60,239	9,027,416

		57,197,830

Building Products - 0.7%
Allegion PLC	127,730	10,162,199
Masco Corp.	127,136	5,586,356

		15,748,555

Capital Markets - 3.3%
Bank of New York Mellon Corp.	268,671	14,470,620
Charles Schwab Corp.	352,705	18,118,456
Intercontinental Exchange, Inc.	127,021	8,962,602
Morgan Stanley	435,254	22,837,777
State Street Corp.	145,636	14,215,530

		78,604,985

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 2.1%
Albemarle Corp.	11,551	$ 1,477,258
Celanese Corp., Series A	55,616	5,955,361
DowDuPont, Inc.	397,228	28,290,578
Eastman Chemical Co.	154,170	14,282,309
Mosaic Co.	7,532	193,271

		50,198,777

Communications Equipment - 0.3%
Cisco Systems, Inc.	175,419	6,718,548

Construction Materials - 0.1%
Vulcan Materials Co.	11,700	1,501,929

Consumer Finance - 1.1%
American Express Co.	171,769	17,058,379
Capital One Financial Corp.	92,643	9,225,390

		26,283,769

Containers & Packaging - 0.4%
Crown Holdings, Inc. (A)	74,555	4,193,719
WestRock Co.	92,816	5,866,899

		10,060,618

Diversified Consumer Services - 0.1%
H&R Block, Inc.	42,600	1,116,972

Diversified Financial Services - 1.6%
Berkshire Hathaway, Inc., Class B (A)	178,118	35,306,550
Voya Financial, Inc.	73,460	3,634,066

		38,940,616

Diversified Telecommunication Services - 0.7%
AT&T, Inc.	185,200	7,200,576
Verizon Communications, Inc.	195,140	10,328,760

		17,529,336

Electric Utilities - 2.6%
American Electric Power Co., Inc.	108,126	7,954,830
Duke Energy Corp.	47,760	4,017,094
Entergy Corp.	47,129	3,835,829
Exelon Corp.	229,167	9,031,471
NextEra Energy, Inc.	121,445	18,968,495
Xcel Energy, Inc.	351,314	16,901,716

		60,709,435

Electrical Equipment - 0.8%
Eaton Corp. PLC	227,754	17,994,844

Electronic Equipment, Instruments & Components - 0.4%
TE Connectivity, Ltd.	111,065	10,555,618

Energy Equipment & Services - 0.1%
Halliburton Co.	48,385	2,364,575

Equity Real Estate Investment Trusts - 2.5%
American Tower Corp.	22,788	3,251,164
AvalonBay Communities, Inc.	46,447	8,286,609
Boston Properties, Inc.	24,300	3,159,729
Brixmor Property Group, Inc.	58,300	1,087,878
Digital Realty Trust, Inc.	16,300	1,856,570
Equinix, Inc.	9,200	4,169,624
Equity Residential	90,284	5,757,411
Essex Property Trust, Inc.	4,705	1,135,646
Extra Space Storage, Inc.	39,481	3,452,614
Federal Realty Investment Trust	31,760	4,218,046
HCP, Inc.	101,680	2,651,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Omega Healthcare Investors, Inc. (B)	31,850	$ 877,149
Prologis, Inc.	37,130	2,395,256
Public Storage	41,603	8,695,027
SBA Communications Corp. (A)	14,720	2,404,659
Vornado Realty Trust	63,269	4,946,370

		58,345,566

Food & Staples Retailing - 1.5%
Costco Wholesale Corp.	78,825	14,670,909
CVS Health Corp.	72,600	5,263,500
Kroger Co.	52,929	1,452,901
Walgreens Boots Alliance, Inc.	184,940	13,430,343

		34,817,653

Food Products - 1.1%
Archer-Daniels-Midland Co.	37,814	1,515,585
J.M. Smucker, Co.	5,848	726,556
Kraft Heinz Co.	35,621	2,769,889
Mondelez International, Inc., Class A	485,278	20,769,898

		25,781,928

Health Care Equipment & Supplies - 2.5%
Abbott Laboratories	282,910	16,145,674
Becton Dickinson and Co.	50,952	10,906,785
Boston Scientific Corp. (A)	499,995	12,394,876
Cooper Cos., Inc.	5,223	1,137,987
Danaher Corp.	72,217	6,703,182
Zimmer Biomet Holdings, Inc.	91,457	11,036,116

		58,324,620

Health Care Providers & Services - 2.6%
AmerisourceBergen Corp.	47,600	4,370,632
Cigna Corp.	80,789	16,407,438
McKesson Corp.	7,900	1,232,005
UnitedHealth Group, Inc.	179,300	39,528,478

		61,538,553

Hotels, Restaurants & Leisure - 1.0%
Hilton Worldwide Holdings, Inc.	77,533	6,191,785
McDonald’s Corp.	13,600	2,340,832
Royal Caribbean Cruises, Ltd.	90,122	10,749,752
Yum! Brands, Inc.	63,200	5,157,752

		24,440,121

Household Durables - 0.5%
D.R. Horton, Inc.	101,383	5,177,630
PulteGroup, Inc.	40,383	1,342,734
Toll Brothers, Inc.	105,596	5,070,720

		11,591,084

Household Products - 1.2%
Kimberly-Clark Corp.	98,939	11,937,980
Procter & Gamble Co.	166,090	15,260,349

		27,198,329

Industrial Conglomerates - 1.8%
General Electric Co.	630,673	11,005,244
Honeywell International, Inc.	200,070	30,682,735

		41,687,979

Insurance - 2.5%
American International Group, Inc.	234,120	13,948,869
Arthur J. Gallagher & Co.	67,885	4,295,763

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Brighthouse Financial, Inc. (A)	14,906	$ 874,088
Chubb, Ltd.	100,790	14,728,443
Everest Re Group, Ltd.	14,616	3,233,936
Hartford Financial Services Group, Inc.	33,358	1,877,388
MetLife, Inc.	357,952	18,098,053
XL Group, Ltd.	54,300	1,909,188

		58,965,728

Internet & Direct Marketing Retail - 2.1%
Amazon.com, Inc. (A)	38,538	45,069,035
Priceline Group, Inc. (A)	3,034	5,272,303

		50,341,338

Internet Software & Services - 5.7%
Alphabet, Inc., Class A (A)	38,879	40,955,139
Alphabet, Inc., Class C (A)	39,810	41,657,184
Facebook, Inc., Class A (A)	302,172	53,321,271

		135,933,594

IT Services - 4.3%
Accenture PLC, Class A	193,710	29,655,064
Fidelity National Information Services, Inc.	148,003	13,925,602
International Business Machines Corp.	72,912	11,186,159
Vantiv, Inc., Class A (A) (B)	76,960	5,660,408
Visa, Inc., Class A	337,889	38,526,104
WEX, Inc. (A)	18,172	2,566,432

		101,519,769

Life Sciences Tools & Services - 0.7%
Agilent Technologies, Inc.	74,653	4,999,511
Illumina, Inc. (A)	20,206	4,414,809
Thermo Fisher Scientific, Inc.	38,634	7,335,824

		16,750,144

Machinery - 2.8%
Deere & Co.	63,687	9,967,652
Fortive Corp.	15,408	1,114,769
Ingersoll-Rand PLC	225,729	20,132,770
PACCAR, Inc.	68,105	4,840,903
Parker-Hannifin Corp.	19,499	3,891,611
Snap-on, Inc.	40,808	7,112,834
Stanley Black & Decker, Inc.	113,822	19,314,455

		66,374,994

Media - 4.0%
Charter Communications, Inc., Class A (A)	48,948	16,444,570
Comcast Corp., Class A	859,715	34,431,586
DISH Network Corp., Class A (A)	123,681	5,905,768
Sirius XM Holdings, Inc. (B)	597,574	3,202,997
Time Warner, Inc.	24,652	2,254,918
Twenty-First Century Fox, Inc., Class A	462,540	15,971,506
Walt Disney Co.	148,843	16,002,111

		94,213,456

Metals & Mining - 0.4%
Alcoa Corp. (A)	105,000	5,656,350
Freeport-McMoRan, Inc. (A)	78,055	1,479,923
Newmont Mining Corp.	49,853	1,870,484

		9,006,757

Multi-Utilities - 0.4%
CMS Energy Corp.	67,247	3,180,783
NiSource, Inc.	112,900	2,898,143

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	23,000	$ 1,184,500
WEC Energy Group, Inc.	41,300	2,743,559

		10,006,985

Multiline Retail - 0.5%
Dollar Tree, Inc. (A)	112,254	12,045,977

Oil, Gas & Consumable Fuels - 6.0%
Anadarko Petroleum Corp.	130,010	6,973,736
Chevron Corp.	189,534	23,727,762
Concho Resources, Inc. (A)	62,738	9,424,502
Diamondback Energy, Inc. (A)	88,854	11,217,818
EOG Resources, Inc.	157,684	17,015,680
EQT Corp.	74,235	4,225,456
Exxon Mobil Corp.	292,916	24,499,494
Kinder Morgan, Inc.	430,255	7,774,708
Marathon Petroleum Corp.	120,400	7,943,992
Occidental Petroleum Corp.	151,444	11,155,365
ONEOK, Inc.	45,700	2,442,665
Pioneer Natural Resources Co.	91,701	15,850,518

		142,251,696

Personal Products - 0.3%
Estee Lauder Cos., Inc., Class A	55,500	7,061,820

Pharmaceuticals - 5.3%
Allergan PLC	80,481	13,165,082
Bristol-Myers Squibb Co.	270,426	16,571,705
Eli Lilly & Co.	220,730	18,642,856
Johnson & Johnson	192,279	26,865,222
Merck & Co., Inc.	239,297	13,465,242
Mylan NV (A)	58,250	2,464,557
Pfizer, Inc.	936,144	33,907,136

		125,081,800

Road & Rail - 2.0%
Canadian Pacific Railway, Ltd.	13,172	2,407,315
Norfolk Southern Corp.	111,644	16,177,216
Union Pacific Corp.	214,755	28,798,645

		47,383,176

Semiconductors & Semiconductor Equipment - 4.0%
Analog Devices, Inc.	230,169	20,491,946
Broadcom, Ltd.	95,424	24,514,425
Microchip Technology, Inc.	67,285	5,913,006
Micron Technology, Inc. (A)	78,500	3,227,920
NVIDIA Corp.	62,500	12,093,750
Texas Instruments, Inc.	280,081	29,251,660

		95,492,707

Software - 5.4%
Adobe Systems, Inc. (A)	152,216	26,674,332
CA, Inc.	9,600	319,488
Intuit, Inc.	14,900	2,350,922
Microsoft Corp.	1,053,659	90,129,991
Oracle Corp.	61,573	2,911,171
Symantec Corp.	61,600	1,728,496
Workday, Inc., Class A (A)	37,375	3,802,533

		127,916,933

Specialty Retail - 3.6%
Best Buy Co., Inc.	87,638	6,000,574
Home Depot, Inc.	159,808	30,288,410

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Lowe’s Cos., Inc.	215,623	$ 20,040,002
O’Reilly Automotive, Inc. (A)	28,273	6,800,787
Ross Stores, Inc.	135,388	10,864,887
TJX Cos., Inc.	131,506	10,054,949

		84,049,609

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	582,990	98,659,398
HP, Inc.	410,224	8,618,806

		107,278,204

Textiles, Apparel & Luxury Goods - 0.7%
NIKE, Inc., Class B	171,492	10,726,825
PVH Corp.	41,000	5,625,610
VF Corp.	16,149	1,195,026

		17,547,461

Tobacco - 1.4%
Philip Morris International, Inc.	314,002	33,174,311

Wireless Telecommunication Services - 0.2%
T-Mobile US, Inc. (A)	74,060	4,703,551

Total Common Stocks (Cost $1,948,092,453)		2,359,775,120

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.1%
U.S. Treasury Bill
0.98% (C), 03/01/2018 (D)	$ 485,000	484,006
1.15% (C), 03/01/2018	400,000	399,180

Total Short-Term U.S. Government Obligations (Cost $883,498)		883,186

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	9,744,712	9,744,712

Total Securities Lending Collateral (Cost $9,744,712)		9,744,712

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $4,611,163 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $4,703,665.	$ 4,610,887	4,610,887

Total Repurchase Agreement (Cost $4,610,887)		4,610,887

Total Investments (Cost $1,963,331,550)		2,375,013,905
Net Other Assets (Liabilities) - (0.4)%		(8,643,422)

Net Assets - 100.0%		$ 2,366,370,483

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	43	03/16/2018	$5,722,759	$5,753,400	$30,641	$—

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,359,775,120	$—	$—	$2,359,775,120
Short-Term U.S. Government Obligations	—	883,186	—	883,186
Securities Lending Collateral	9,744,712	—	—	9,744,712
Repurchase Agreement	—	4,610,887	—	4,610,887

Total Investments	$2,369,519,832	$5,494,073	$—	$2,375,013,905

Other Financial Instruments
Futures Contracts (F)	$30,641	$—	$—	$30,641

Total Other Financial Instruments	$30,641	$—	$—	$30,641

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $9,513,332. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $444,088.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(F)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $1,958,720,663) (including securities loaned of $9,513,332)	$2,370,403,018
Repurchase agreement, at value (cost $4,610,887)	4,610,887
Cash	1,458
Cash collateral pledged at broker:
Futures contracts	420,000
Receivables and other assets:
Shares of beneficial interest sold	228,545
Interest	207
Dividends	2,175,947
Net income from securities lending	3,833

Total assets	2,377,843,895

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	137,279
Investments purchased	80,785
Investment management fees	1,332,794
Distribution and service fees	17,023
Transfer agent costs	7,952
Trustees, CCO and deferred compensation fees	1,553
Audit and tax fees	30,802
Custody fees	34,994
Legal fees	22,520
Printing and shareholder reports fees	12,933
Variation margin payable on futures contracts	38,470
Other	11,595
Collateral for securities on loan	9,744,712

Total liabilities	11,473,412

Net assets	$2,366,370,483

Net assets consist of:
Capital stock ($0.01 par value)	$1,091,672
Additional paid-in capital	1,839,219,264
Undistributed (distributions in excess of) net investment income (loss)	23,912,346
Accumulated net realized gain (loss)	90,434,196
Net unrealized appreciation (depreciation) on:
Investments	411,682,355
Futures contracts	30,641
Translation of assets and liabilities denominated in foreign currencies	9

Net assets	$2,366,370,483

Net assets by class:
Initial Class	$2,286,100,715
Service Class	80,269,768

Shares outstanding:
Initial Class	105,454,455
Service Class	3,712,721

Net asset value and offering price per share:
Initial Class	$21.68
Service Class	21.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$38,566,135
Interest income	35,394
Net income (loss) from securities lending	76,113
Withholding taxes on foreign income	(4,821)

Total investment income	38,672,821

Expenses:
Investment management fees	14,730,760
Distribution and service fees:
Service Class	183,258
Transfer agent costs	33,223
Trustees, CCO and deferred compensation fees	59,077
Audit and tax fees	60,832
Custody fees	210,553
Legal fees	171,196
Printing and shareholder reports fees	19,477
Other	63,575

Total expenses before waiver and/or reimbursement and recapture	15,531,951

Expenses waived and/or reimbursed:
Initial Class	(4,312)
Service Class	(148)

Net expenses	15,527,491

Net investment income (loss)	23,145,330

Net realized gain (loss) on:
Investments	93,188,346
Futures contracts	4,894,779
Foreign currency transactions	978

Net realized gain (loss)	98,084,103

Net change in unrealized appreciation (depreciation) on:
Investments	306,476,094
Futures contracts	185,822
Translation of assets and liabilities denominated in foreign currencies	(179)

Net change in unrealized appreciation (depreciation)	306,661,737

Net realized and change in unrealized gain (loss)	404,745,840

Net increase (decrease) in net assets resulting from operations	$427,891,170

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$23,145,330	$12,308,072
Net realized gain (loss)	98,084,103	38,768,554
Net change in unrealized appreciation (depreciation)	306,661,737	74,237,063

Net increase (decrease) in net assets resulting from operations	427,891,170	125,313,689

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(11,977,344)	(3,882,035)
Service Class	(297,470)	(90,528)

Total dividends and/or distributions from net investment income	(12,274,814)	(3,972,563)

Net realized gains:
Initial Class	(42,228,214)	(21,218,542)
Service Class	(1,485,881)	(1,137,113)

Total dividends and/or distributions from net realized gains	(43,714,095)	(22,355,655)

Total dividends and/or distributions to shareholders	(55,988,909)	(26,328,218)

Capital share transactions:
Proceeds from shares sold:
Initial Class	125,797,933	1,706,068,121
Service Class	14,627,325	17,254,508

	140,425,258	1,723,322,629

Dividends and/or distributions reinvested:
Initial Class	54,205,558	25,100,577
Service Class	1,783,351	1,227,641

	55,988,909	26,328,218

Cost of shares redeemed:
Initial Class	(240,811,006)	(159,580,975)
Service Class	(10,149,620)	(7,668,407)

	(250,960,626)	(167,249,382)

Net increase (decrease) in net assets resulting from capital share transactions	(54,546,459)	1,582,401,465

Net increase (decrease) in net assets	317,355,802	1,681,386,936

Net assets:
Beginning of year	2,049,014,681	367,627,745

End of year	$2,366,370,483	$2,049,014,681

Undistributed (distributions in excess of) net investment income (loss)	$23,912,346	$12,978,191

Capital share transactions - shares:
Shares issued:
Initial Class	6,282,934	96,786,160
Service Class	745,690	978,955

	7,028,624	97,765,115

Shares reinvested:
Initial Class	2,768,415	1,419,716
Service Class	91,267	69,515

	2,859,682	1,489,231

Shares redeemed:
Initial Class	(11,771,520)	(8,954,293)
Service Class	(504,952)	(459,489)

	(12,276,472)	(9,413,782)

Net increase (decrease) in shares outstanding:
Initial Class	(2,720,171)	89,251,583
Service Class	332,005	588,981

	(2,388,166)	89,840,564

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.37	$16.93		$18.52	$17.59	$13.45

Investment operations:
Net investment income (loss) (A)	0.21	0.23	(B)	0.20	0.20	0.18
Net realized and unrealized gain (loss)	3.62	1.67		(0.28)	2.22	4.17

Total investment operations	3.83	1.90		(0.08)	2.42	4.35

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.07)		(0.18)	(0.15)	(0.10)
Net realized gains	(0.41)	(0.39)		(1.33)	(1.34)	(0.11)

Total dividends and/or distributions to shareholders	(0.52)	(0.46)		(1.51)	(1.49)	(0.21)

Net asset value, end of year	$21.68	$18.37		$16.93	$18.52	$17.59

Total return (C)	21.15%	11.35%		(0.07)%	14.19%	32.52%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,286,100	$1,987,029		$320,441	$339,793	$259,656
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.72%		0.81%	0.81%	0.83%
Including waiver and/or reimbursement and recapture	0.69%	0.72	%(B)	0.81%	0.81%	0.83%
Net investment income (loss) to average net assets	1.05%	1.29	%(B)	1.09%	1.10%	1.13%
Portfolio turnover rate	37%	49%		44%	50%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.34	$16.90		$18.51	$17.59	$13.47

Investment operations:
Net investment income (loss) (A)	0.16	0.17	(B)	0.15	0.15	0.14
Net realized and unrealized gain (loss)	3.61	1.69		(0.28)	2.24	4.17

Total investment operations	3.77	1.86		(0.13)	2.39	4.31

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.03)		(0.15)	(0.13)	(0.08)
Net realized gains	(0.41)	(0.39)		(1.33)	(1.34)	(0.11)

Total dividends and/or distributions to shareholders	(0.49)	(0.42)		(1.48)	(1.47)	(0.19)

Net asset value, end of year	$21.62	$18.34		$16.90	$18.51	$17.59

Total return (C)	20.82%	11.12%		(0.35)%	13.97%	32.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,270	$61,986		$47,187	$43,346	$26,732
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.94%	0.97%		1.06%	1.06%	1.08%
Including waiver and/or reimbursement and recapture	0.94%	0.97	%(B)	1.06%	1.06%	1.08%
Net investment income (loss) to average net assets	0.80%	0.99	%(B)	0.85%	0.85%	0.89%
Portfolio turnover rate	37%	49%		44%	50%	78%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $5,745.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. The TAM family of mutual funds is a significant shareholder of the Navigator as of December 31, 2017. No individual fund has a significant holding in the Navigator. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,744,712	$—	$—	$—	$9,744,712
Total Borrowings	$9,744,712	$—	$—	$—	$9,744,712

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$30,641	$—	$—	$30,641
Total	$—	$—	$30,641	$—	$—	$30,641

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$4,894,779	$—	$—	$4,894,779
Total	$—	$—	$4,894,779	$—	$—	$4,894,779

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$185,822	$—	$—	$185,822
Total	$—	$—	$185,822	$—	$—	$185,822

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
11,323	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.73%
Over $750 million up to $1 billion	0.68%
Over $1 billion up to $5 billion	0.62%
Over $5 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.84%	May 1, 2018
Service Class	1.09%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.84%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	72.66%	72.66%
Service Class	1	84.31%	84.31%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 816,321,039	$ —	$ 876,631,037	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales futures contracts, reversal of prior year real estate investment trust and non-real estate investment trust adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and corporate actions. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 63,639	$ (63,639)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,968,247,080	$ 441,070,865	$ (34,304,041)	$ 406,766,824

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are listed below.

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,864,401	$ 35,124,508	$ —	$ 4,645,685	$ 21,682,533	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 54,329,990	$ 64,962,724	$ —	$ —	$ —	$ 406,766,833

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Enhanced Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Enhanced Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica JPMorgan Enhanced Index VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Enhanced Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $35,124,508 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Performance in the U.S. equity markets in 2017 proved to be much stronger than most investors would have anticipated at the beginning of the year. The newly passed tax reform act, continued strength in the job market and the resulting hopes for greater capital investment have led Wall Street analysts to raise earnings estimates and lent support to the equity market. The S&P 500® Index finished the year up 21.83%, including dividends, and hit all-time highs 62 times over the year. Realized volatility (annualized standard deviation of daily price returns) was 7%, less than half the normal average, and the lowest level since 1964. The median daily market move was just 0.18%, the smallest on record. The largest peak-to-trough drawdown was 2.79%, the mildest year since 1995. To put some context around that number, the average intra-year drawdown since 1980 has been 13.79%.

PERFORMANCE

For the year ended December 31, 2017, Transamerica JPMorgan Mid Cap Value VP, Initial Class returned 13.47%. By comparison, its benchmark, the Russell Midcap® Value Index, returned 13.34%.

STRATEGY REVIEW

Transamerica JPMorgan Mid Cap Value VP outperformed the Russell Midcap® Value Index during the year. The combination of strong stock selection as well as our underweight position in the energy sector contributed most during the year. Stock selection in health care and financials also proved helpful while weak stock selection in consumer staples and real estate detracted from results.

On a stock specific basis, Mohawk Industries, Inc. and Synopsys, Inc. were top contributors to results. Investors responded positively to continued strong management execution at Mohawk Industries, Inc., reflected in excellent operating results. Our favorable view is based on the company’s leading market share position in flooring with its strong competitive advantage driven by its best-in-class manufacturing and distribution. Mohawk Industries, Inc.’s management team is extremely high quality, consistently creating significant value for shareholders through merger and acquisitions, further consolidating its leadership position, and capitalizing on the strong organic growth in the global flooring industry. Technology has been the best-performing sector this year, which has caused Synopsys, Inc., a leader in electronic design automation software, to be one of the top contributors to performance. While our view of the company remains favorable, we trimmed the position size given the magnitude of 2017’s outperformance, which has caused the valuation to be less compelling. That said, we maintain a position because Synopsys, Inc. offers differentiated products and continues to deliver strong returns on invested capital. We continue to think that management will successfully execute and deliver growth amidst a consolidating chip industry.

Two stock-specific detractors from performance for the year were Newell Brands, Inc. and Bed Bath & Beyond Inc. (no longer held at period end). Shares of Newell Brands, Inc. sold-off significantly in the fourth quarter after missing consensus expectations. While investors were disappointed to see higher spending, we actually view these investments as a positive. Newell Brands, Inc. has been proactive in growing its e-commerce channel and is capitalizing on the benefits (e-commerce now represents 10% of total sales). We continue to like the fact that Newell Brands, Inc. is a hybrid consumer staples/discretionary company and still do not think potential cost savings from the recent Jarden Corp. merger are fully reflected in the valuation. It is clear that Bed Bath & Beyond Inc. business model remains in flux as digital strength is failing to offset brick-and-mortar weakness. Margins have been pressured by elevated expenses in direct to consumer shipping, coupons, advertising, payroll and technology. Given our concerns about additional downside risk, we exited our position, yet it still detracted from annual performance. While the valuation is certainly inexpensive, we recognize that the prospects of a turnaround will take longer than expected to materialize so we decided to move on from the name.

Gloria Fu, CFA

Lawrence Playford, CFA

Jonathan K.L. Simon

Co-Portfolio Managers

J.P. Morgan Investment Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.8%
Repurchase Agreement	2.1
Securities Lending Collateral	2.0
Net Other Assets (Liabilities)	(1.9)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	13.47%	13.96%	9.45%	05/03/1999
Russell Midcap® Value Index (A)	13.34%	14.68%	9.10%
Service Class	13.19%	13.67%	9.18%	05/01/2003

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small- and mid-capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,068.60	$4.54	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,067.80	5.84	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 97.8%
Auto Components - 0.9%
BorgWarner, Inc.	89,943	$ 4,595,188

Banks - 7.9%
Citizens Financial Group, Inc.	148,161	6,219,799
Fifth Third Bancorp	255,625	7,755,662
First Republic Bank	52,200	4,522,608
Huntington Bancshares, Inc.	284,873	4,147,751
M&T Bank Corp.	53,085	9,077,004
SunTrust Banks, Inc.	121,498	7,847,556
Zions Bancorporation	45,091	2,291,976

		41,862,356

Beverages - 2.8%
Constellation Brands, Inc., Class A	24,356	5,567,051
Dr Pepper Snapple Group, Inc.	68,071	6,606,971
Molson Coors Brewing Co., Class B	29,342	2,408,098

		14,582,120

Building Products - 1.0%
Fortune Brands Home & Security, Inc.	78,730	5,388,281

Capital Markets - 5.6%
Ameriprise Financial, Inc.	29,748	5,041,393
Invesco, Ltd.	153,650	5,614,371
Northern Trust Corp.	61,664	6,159,617
Raymond James Financial, Inc.	57,649	5,148,056
T. Rowe Price Group, Inc.	74,814	7,850,233

		29,813,670

Chemicals - 0.8%
Sherwin-Williams Co.	10,731	4,400,139

Communications Equipment - 1.1%
CommScope Holding Co., Inc. (A)	155,408	5,879,085

Consumer Finance - 1.0%
Ally Financial, Inc.	181,207	5,283,996

Containers & Packaging - 3.6%
Ball Corp.	192,408	7,282,643
Silgan Holdings, Inc.	160,444	4,715,449
WestRock Co.	113,340	7,164,221

		19,162,313

Distributors - 0.8%
Genuine Parts Co.	45,490	4,322,005

Electric Utilities - 2.8%
Edison International	79,105	5,002,600
Westar Energy, Inc.	30,429	1,606,651
Xcel Energy, Inc.	174,330	8,387,017

		14,996,268

Electrical Equipment - 2.8%
Acuity Brands, Inc.	22,770	4,007,520
AMETEK, Inc.	66,176	4,795,775
Hubbell, Inc.	37,466	5,070,649
Regal Beloit Corp.	10,459	801,159

		14,675,103

Electronic Equipment, Instruments & Components - 4.7%
Amphenol Corp., Class A	73,659	6,467,260
Arrow Electronics, Inc. (A)	76,689	6,166,563
CDW Corp.	97,988	6,809,186
Keysight Technologies, Inc. (A)	133,325	5,546,320

		24,989,329

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts - 9.7%
American Campus Communities, Inc.	52,902	$ 2,170,569
American Homes 4 Rent, Class A	81,707	1,784,481
AvalonBay Communities, Inc.	26,775	4,776,928
Boston Properties, Inc.	35,007	4,551,960
Brixmor Property Group, Inc.	171,238	3,195,301
Essex Property Trust, Inc.	9,862	2,380,391
Federal Realty Investment Trust	25,898	3,439,513
GGP, Inc.	73,161	1,711,236
HCP, Inc.	40,536	1,057,179
JBG SMITH Properties	33,561	1,165,574
Kimco Realty Corp.	173,553	3,149,987
Outfront Media, Inc.	143,703	3,333,910
Park Hotels & Resorts, Inc.	87,751	2,522,841
Rayonier, Inc.	113,358	3,585,514
Regency Centers Corp.	36,006	2,490,895
Vornado Realty Trust	59,447	4,647,566
Weyerhaeuser Co.	101,540	3,580,300
WP Carey, Inc.	23,481	1,617,841

		51,161,986

Food & Staples Retailing - 1.0%
Kroger Co.	193,716	5,317,504

Food Products - 0.5%
Pinnacle Foods, Inc.	23,860	1,418,954
Post Holdings, Inc. (A)	16,800	1,331,064

		2,750,018

Gas Utilities - 0.9%
National Fuel Gas Co. (B)	86,833	4,768,000

Health Care Equipment & Supplies - 0.7%
Zimmer Biomet Holdings, Inc.	31,610	3,814,379

Health Care Providers & Services - 5.4%
AmerisourceBergen Corp.	57,323	5,263,398
Cigna Corp.	31,661	6,430,032
Henry Schein, Inc. (A)	41,614	2,907,986
Humana, Inc.	19,239	4,772,619
Laboratory Corp. of America Holdings (A)	27,805	4,435,176
Universal Health Services, Inc., Class B	40,442	4,584,101

		28,393,312

Hotels, Restaurants & Leisure - 1.7%
Hilton Worldwide Holdings, Inc.	81,072	6,474,410
Marriott International, Inc., Class A	18,185	2,468,250

		8,942,660

Household Durables - 2.9%
Mohawk Industries, Inc. (A)	38,828	10,712,645
Newell Brands, Inc.	142,328	4,397,935

		15,110,580

Household Products - 0.4%
Energizer Holdings, Inc.	43,456	2,085,019

Industrial Conglomerates - 1.0%
Carlisle Cos., Inc.	47,874	5,440,880

Insurance - 8.3%
Alleghany Corp. (A)	4,721	2,814,141
Chubb, Ltd.	17,363	2,537,255
Hartford Financial Services Group, Inc.	132,951	7,482,482
Loews Corp.	189,091	9,460,223
Marsh & McLennan Cos., Inc.	64,966	5,287,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Progressive Corp.	74,758	$ 4,210,371
Unum Group	83,222	4,568,056
WR Berkley Corp.	33,330	2,388,094
XL Group, Ltd.	150,946	5,307,261

		44,055,466

Internet & Direct Marketing Retail - 1.2%
Expedia, Inc.	53,052	6,354,038

Internet Software & Services - 0.5%
Match Group, Inc. (A) (B)	81,097	2,539,147

IT Services - 0.9%
Jack Henry & Associates, Inc.	41,190	4,817,582

Machinery - 2.3%
IDEX Corp.	40,248	5,311,529
Snap-on, Inc.	40,510	7,060,893

		12,372,422

Media - 1.5%
CBS Corp., Class B	61,265	3,614,635
DISH Network Corp., Class A (A)	87,199	4,163,752

		7,778,387

Multi-Utilities - 4.5%
CenterPoint Energy, Inc.	51,868	1,470,977
CMS Energy Corp.	173,556	8,209,199
Sempra Energy	57,757	6,175,378
WEC Energy Group, Inc.	121,584	8,076,825

		23,932,379

Multiline Retail - 1.7%
Kohl’s Corp.	104,936	5,690,679
Nordstrom, Inc. (B)	63,976	3,031,183

		8,721,862

Oil, Gas & Consumable Fuels - 6.1%
Energen Corp. (A)	189,490	10,908,939
EQT Corp.	173,540	9,877,897
PBF Energy, Inc., Class A	95,975	3,402,314
Williams Cos., Inc.	273,987	8,353,863

		32,543,013

Personal Products - 1.7%
Coty, Inc., Class A	226,033	4,495,796
Edgewell Personal Care Co. (A)	74,212	4,407,451

		8,903,247

Real Estate Management & Development - 0.7%
CBRE Group, Inc., Class A (A)	89,902	3,893,656

Semiconductors & Semiconductor Equipment - 0.8%
Analog Devices, Inc.	44,823	3,990,592

Software - 0.9%
Synopsys, Inc. (A)	52,598	4,483,453

Specialty Retail - 3.8%
AutoZone, Inc. (A)	8,376	5,958,435
Best Buy Co., Inc.	76,954	5,269,040
Gap, Inc.	145,342	4,950,349
Tiffany & Co.	38,924	4,046,150

		20,223,974

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 1.9%
PVH Corp.	44,585	$ 6,117,508
Ralph Lauren Corp.	36,050	3,738,024

		9,855,532

Trading Companies & Distributors - 1.0%
MSC Industrial Direct Co., Inc., Class A	56,435	5,455,007

Total Common Stocks (Cost $395,897,539)		517,653,948

SECURITIES LENDING COLLATERAL - 2.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	10,476,423	10,476,423

Total Securities Lending Collateral (Cost $10,476,423)		10,476,423

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $11,354,253 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $11,584,398.	$ 11,353,572	11,353,572

Total Repurchase Agreement (Cost $11,353,572)		11,353,572

Total Investments (Cost $417,727,534)		539,483,943
Net Other Assets (Liabilities) - (1.9)%		(9,973,235)

Net Assets - 100.0%		$ 529,510,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$517,653,948	$—	$—	$517,653,948
Securities Lending Collateral	10,476,423	—	—	10,476,423
Repurchase Agreement	—	11,353,572	—	11,353,572

Total Investments	$528,130,371	$11,353,572	$—	$539,483,943

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,234,898. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $406,373,962) (including securities loaned of $10,234,898)	$528,130,371
Repurchase agreement, at value (cost $11,353,572)	11,353,572
Receivables and other assets:
Shares of beneficial interest sold	33,655
Investments sold	251,576
Interest	511
Dividends	798,088
Net income from securities lending	2,353

Total assets	540,570,126

Liabilities:
Due to custodian	244
Payables and other liabilities:
Shares of beneficial interest redeemed	56,349
Investments purchased	31,010
Investment management fees	385,262
Distribution and service fees	54,555
Transfer agent costs	1,805
Trustees, CCO and deferred compensation fees	832
Audit and tax fees	17,445
Custody fees	8,290
Legal fees	5,177
Printing and shareholder reports fees	18,855
Other	3,171
Collateral for securities on loan	10,476,423

Total liabilities	11,059,418

Net assets	$529,510,708

Net assets consist of:
Capital stock ($0.01 par value)	$316,319
Additional paid-in capital	396,616,790
Undistributed (distributions in excess of) net investment income (loss)	3,445,624
Accumulated net realized gain (loss)	7,375,566
Net unrealized appreciation (depreciation) on:
Investments	121,756,409

Net assets	$529,510,708

Net assets by class:
Initial Class	$271,776,873
Service Class	257,733,835

Shares outstanding:
Initial Class	16,101,132
Service Class	15,530,771

Net asset value and offering price per share:
Initial Class	$16.88
Service Class	16.60

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$8,318,582
Interest income	21,292
Net income (loss) from securities lending	72,280

Total investment income	8,412,154

Expenses:
Investment management fees	4,258,746
Distribution and service fees:
Service Class	602,374
Transfer agent costs	7,215
Trustees, CCO and deferred compensation fees	13,726
Audit and tax fees	24,367
Custody fees	47,107
Legal fees	34,846
Printing and shareholder reports fees	11,901
Other	11,920

Total expenses before waiver and/or reimbursement and recapture	5,012,202

Expenses waived and/or reimbursed:
Initial Class	(926)
Service Class	(838)

Net expenses	5,010,438

Net investment income (loss)	3,401,716

Net realized gain (loss) on:
Investments	11,558,444

Net change in unrealized appreciation (depreciation) on:
Investments	49,122,023

Net realized and change in unrealized gain (loss)	60,680,467

Net increase (decrease) in net assets resulting from operations	$64,082,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$3,401,716	$3,285,583
Net realized gain (loss)	11,558,444	109,786,582
Net change in unrealized appreciation (depreciation)	49,122,023	(93,190,521)

Net increase (decrease) in net assets resulting from operations	64,082,183	19,881,644

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(2,078,129)	(5,085,622)
Service Class	(1,439,186)	(3,800,857)

Total dividends and/or distributions from net investment income	(3,517,315)	(8,886,479)

Net realized gains:
Initial Class	(58,300,852)	(37,958,411)
Service Class	(53,911,238)	(31,790,526)

Total dividends and/or distributions from net realized gains	(112,212,090)	(69,748,937)

Total dividends and/or distributions to shareholders	(115,729,405)	(78,635,416)

Capital share transactions:
Proceeds from shares sold:
Initial Class	10,882,311	19,053,152
Service Class	30,160,641	45,142,262

	41,042,952	64,195,414

Dividends and/or distributions reinvested:
Initial Class	60,378,981	43,044,033
Service Class	55,350,424	35,591,383

	115,729,405	78,635,416

Cost of shares redeemed:
Initial Class	(30,940,365)	(652,734,330)
Service Class	(27,737,523)	(23,782,624)

	(58,677,888)	(676,516,954)

Net increase (decrease) in net assets resulting from capital share transactions	98,094,469	(533,686,124)

Net increase (decrease) in net assets	46,447,247	(592,439,896)

Net assets:
Beginning of year	483,063,461	1,075,503,357

End of year	$529,510,708	$483,063,461

Undistributed (distributions in excess of) net investment income (loss)	$3,445,624	$3,561,205

Capital share transactions - shares:
Shares issued:
Initial Class	648,459	974,503
Service Class	1,623,224	2,223,114

	2,271,683	3,197,617

Shares reinvested:
Initial Class	3,870,447	2,310,468
Service Class	3,605,891	1,933,264

	7,476,338	4,243,732

Shares redeemed:
Initial Class	(1,695,313)	(33,948,098)
Service Class	(1,464,260)	(1,224,611)

	(3,159,573)	(35,172,709)

Net increase (decrease) in shares outstanding:
Initial Class	2,823,593	(30,663,127)
Service Class	3,764,855	2,931,767

	6,588,448	(27,731,360)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$19.40		$20.41		$22.68	$21.02	$16.21

Investment operations:
Net investment income (loss) (A)	0.15		0.16	(B)	0.18	0.22	0.17
Net realized and unrealized gain (loss)	2.07		2.66		(0.79)	2.90	4.95

Total investment operations	2.22		2.82		(0.61)	3.12	5.12

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.45)		(0.20)	(0.16)	(0.09)
Net realized gains	(4.58)		(3.38)		(1.46)	(1.30)	(0.22)

Total dividends and/or distributions to shareholders	(4.74)		(3.83)		(1.66)	(1.46)	(0.31)

Net asset value, end of year	$16.88		$19.40		$20.41	$22.68	$21.02

Total return (C)	13.47%		14.59%		(2.74)%	15.29%	31.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$271,777		$257,643		$897,002	$994,918	$906,706
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%		0.88%		0.86%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.87	%(D)	0.86	%(B)	0.86%	0.86%	0.86%
Net investment income (loss) to average net assets	0.79%		0.79	%(B)	0.81%	1.00%	0.89%
Portfolio turnover rate	15%		26%		17%	24%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$19.16		$20.21		$22.48	$20.87	$16.12

Investment operations:
Net investment income (loss) (A)	0.10		0.12	(B)	0.12	0.17	0.12
Net realized and unrealized gain (loss)	2.04		2.61		(0.77)	2.87	4.92

Total investment operations	2.14		2.73		(0.65)	3.04	5.04

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.40)		(0.16)	(0.13)	(0.07)
Net realized gains	(4.58)		(3.38)		(1.46)	(1.30)	(0.22)

Total dividends and/or distributions to shareholders	(4.70)		(3.78)		(1.62)	(1.43)	(0.29)

Net asset value, end of year	$16.60		$19.16		$20.21	$22.48	$20.87

Total return (C)	13.19%		14.28%		(2.94)%	14.99%	31.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$257,734		$225,420		$178,501	$172,889	$103,938
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%		1.12%		1.11%	1.11%	1.11%
Including waiver and/or reimbursement and recapture	1.12	%(D)	1.11	%(B)	1.11%	1.11%	1.11%
Net investment income (loss) to average net assets	0.54%		0.62	%(B)	0.56%	0.78%	0.65%
Portfolio turnover rate	15%		26%		17%	24%	29%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $2,703.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$10,476,423	$—	$—	$—	$10,476,423
Total Borrowings	$10,476,423	$—	$—	$—	$10,476,423

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $100 million	0.880%
Over $100 million	0.830%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.95%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	76.74%	56.20%
Service Class	1	90.78%	90.78%

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 71,639,634	$ 76,979,911

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 18	$ (18)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 421,232,247	$ 127,796,448	$ (9,544,752)	$ 118,251,696

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 3,517,315	$ 112,212,090	$ —	$ 9,762,110	$ 68,873,306	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,684,553	$ 9,641,350	$ —	$ —	$ —	$ 118,251,696

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica JPMorgan Mid Cap Value VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $112,212,090 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

MARKET ENVIRONMENT

Politics dominated the headlines in 2017, but an improvement in the breadth and strength of the global expansion provided support for risk assets to move higher. Throughout the year, synchronized global growth along with benign inflation and supportive monetary and fiscal stimulus created a Goldilocks scenario. International investments did particularly well on the back of solid economic activity abroad, with both emerging and developed equities outside the U.S. outperforming the S&P 500® Index for the first time since 2012. Within U.S. equities, large caps outperformed small caps on above-trend growth globally and a weaker U.S. dollar. In fixed income, U.S. high yield outperformed the broad U.S. bond market. The 10-year U.S. Treasury yield rose in the fourth quarter, to 2.41%, finishing the year virtually unchanged from the beginning. One of the most remarkable things about 2017 was the lack of volatility, as the biggest intra-year decrease was 3% despite declines averaging over 14% during the last 37 years.

The solid economic activity and tight labor markets across the globe have yet to produce a decisive uptick in inflation. The tame inflation backdrop has allowed central banks to remain fairly accommodative, even amid tightening cycles. The U.S. Federal Reserve (“Fed”) raised rates three times in 2017, bringing the federal funds rate to be between 1.25% – 1.50%. The Fed also unveiled its latest forecasts, which included an upward revision to 2018 economic growth and a revision down in the 2018 unemployment rate. In addition, the Fed maintained its forecast of three rate hikes for 2018. Our view remains that, over the long run, rates may continue to rise across the yield curve, and that a flattening yield curve is normal during Fed hiking cycles. The Fed also increased the caps on the balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The decision by the Federal Open Market Committee relied on evidence of underlying strength in the economy and the labor market. However, inflation continues to be muted, which means a gradual approach to policy normalization may be likely.

Legislative reform was perhaps the biggest political driver of the year for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 would see increased investment spending.

Global economic indicators remained strong throughout the year. Third-quarter gross domestic product releases confirmed above-trend growth in the U.S., the Euro area and Japan. Moreover, data in the fourth quarter suggested much of that growth momentum was maintained. Business and consumer sentiment stayed elevated globally, labor markets continued to tighten and the global goods market was buoyant. Capital expenditure indicators were robust across developed and emerging markets, the latter seemingly benefiting from an extended, year-end technology upswing. China and the U.K. are the exceptions to the global growth story, however. Chinese growth decelerated during the year, a trend we expect to continue, consistent with the message from the 19th Party Congress. U.K. economic activity seemed to slow in the fourth quarter amid persistent uncertainty about Brexit and an inflation squeeze on real household incomes.

PERFORMANCE

For the year ended December 31, 2017, Transamerica JPMorgan Tactical Allocation VP, Initial Class returned 8.75%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica JPMorgan Tactical Allocation VP Blended Benchmark, returned 3.54%, 21.13% and 7.82%, respectively.

STRATEGY REVIEW

The Portfolio’s outperformance versus the benchmark was a result of contributions from security selection and tactical asset allocation decisions during the period.

With regards to tactical asset allocation, the Portfolio emphasized non-U.S. equity markets, which contributed significantly to performance during the year. More specifically, our overweight to Japanese and emerging markets equities were the biggest contributors as emerging markets stocks were up 37.75% (MSCI Emerging Markets Gross Return Index) for the year. While the overall effect of tactical asset allocation decisions was positive, some views did detract from performance such as the underweight to U.K. equity. Within fixed income, we expressed a preference for credit relative to government bonds and our overweight to high yield was a significant contributor to performance. Duration slightly detracted from performance as global sovereign yields rallied during the year.

Underlying manager performance contributed significantly to performance over the one-year period. This was led by the Core Bond and Corporate Credit strategies, which both meaningfully outperformed their respective benchmarks. Though overall security selection was positive, some strategies underperformed their respective benchmarks, such as the EAFE REI 100 strategy.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Nicole Goldberger

John Speer

Michael Feser, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	24.7%
Common Stocks	22.0
U.S. Government Agency Obligations	16.8
U.S. Government Obligations	16.1
Asset-Backed Securities	9.3
Investment Companies	4.1
Mortgage-Backed Securities	2.9
Repurchase Agreement	2.7
Securities Lending Collateral	2.1
Foreign Government Obligations	0.6
Preferred Stock	0.1
Municipal Government Obligations	0.0	*
Short-Term U.S. Government Obligations	0.0	*
Right	0.0	*
Net Other Assets (Liabilities) ^	(1.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	8.75%	4.99%	3.53%	03/01/1994
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	4.01%
Russell 3000® Index (B)	21.13%	15.58%	8.60%
Transamerica JPMorgan Tactical Allocation VP Blended Benchmark (A) (B) (C) (D)	7.82%	5.07%	5.04%
Service Class	8.51%	4.73%	3.29%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica JPMorgan Tactical Allocation VP Blended Benchmark is composed of the following benchmarks: 75% Bloomberg Barclays US Aggregate Bond Index, and 25% MSCI World Index.

(D) The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,042.00	$3.91	$1,021.40	$3.87	0.76%
Service Class	1,000.00	1,041.00	5.20	1,020.10	5.14	1.02

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 9.3%
Cayman Islands - 0.2%
Colony American Finance, Ltd. Series 2016-2, Class A, 2.55%, 11/15/2048 (A)	$ 318,410	$ 315,002
Goodgreen Trust Series 2017-2A, Class A, 3.26%, 10/15/2053 (A)	964,171	956,767
Hero Funding Trust Series 2017-3A, Class A2, 3.95%, 09/20/2048 (A)	877,088	904,586

		2,176,355

United States - 9.1%
Aames Mortgage Investment Trust Series 2005-3, Class M1, 1-Month LIBOR + 0.80%, 2.35% (B), 08/25/2035 (A)	302,443	295,540
Academic Loan Funding Trust
Series 2012-1A, Class A1,
1-Month LIBOR + 0.80%, 2.13% (B), 12/27/2022 (A)	12,940	12,946
Series 2013-1A, Class A,
1-Month LIBOR + 0.80%, 2.35% (B), 12/26/2044 (A)	202,543	201,528
Accredited Mortgage Loan Trust Series 2005-4, Class A2D, 1-Month LIBOR + 0.32%, 1.87% (B), 12/25/2035	302,437	301,375
ACE Securities Corp. Home Equity Loan Trust
Series 2002-HE3, Class M1,
1-Month LIBOR + 1.80%, 3.35% (B), 10/25/2032	386,455	385,199
Series 2003-HE1, Class M1,
1-Month LIBOR + 0.98%, 2.53% (B), 11/25/2033	695,318	682,739
Series 2004-HE4, Class M2,
1-Month LIBOR + 0.98%, 2.53% (B), 12/25/2034	267,577	259,972
Ally Master Owner Trust Series 2015-3, Class A, 1.63%, 05/15/2020	400,000	399,724
American Credit Acceptance Receivables Trust
Series 2016-3, Class A,
1.70%, 11/12/2020 (A)	63,143	63,097
Series 2016-3, Class C,
4.26%, 08/12/2022 (A)	289,000	291,823
Series 2016-4, Class C,
2.91%, 02/13/2023 (A)	284,000	283,951
American Homes 4 Rent Trust
Series 2014-SFR2, Class E,
6.23%, 10/17/2036 (A)	150,000	167,425
Series 2014-SFR3, Class E,
6.42%, 12/17/2036 (A)	175,000	197,119
Series 2015-SFR1, Class A,
3.47%, 04/17/2052 (A)	237,830	243,461
Series 2015-SFR1, Class E,
5.64%, 04/17/2052 (A)	292,500	318,151

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
American Homes 4 Rent Trust (continued)
Series 2015-SFR2, Class D,
5.04%, 10/17/2045 (A)	$ 700,000	$ 754,071
Series 2015-SFR2, Class E,
6.07%, 10/17/2045 (A)	400,000	445,853
American Tower Trust #1
Series 2013-1A, Class 1A,
1.55%, 03/15/2043 (A)	225,000	224,695
Series 2013-2A, Class 2A,
3.07%, 03/15/2048 (A)	450,000	455,048
AmeriCredit Automobile Receivables Trust
Series 2016-4, Class B,
1.83%, 12/08/2021	500,000	494,909
Series 2017-1, Class B,
2.30%, 02/18/2022	235,000	234,582
Series 2017-1, Class C,
2.71%, 08/18/2022	127,000	126,889
Series 2017-1, Class D,
3.13%, 01/18/2023	284,000	284,507
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2003-10, Class M2, 1-Month LIBOR + 2.55%, 4.10% (B), 12/25/2033	511,018	500,898
Anchor Assets IX LLC Series 2016-1, Class A, 5.13%, 02/15/2020 (A) (C)	1,500,000	1,500,000
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
Series 2003-W9, Class M2,
1-Month LIBOR + 2.58%, 4.13% (B), 01/25/2034	413,421	408,477
Series 2003-W9, Class M3B,
1-Month LIBOR + 3.12%, 4.67% (B), 01/25/2034	686,089	676,373
Asset-Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE6, Class M1,
1-Month LIBOR + 0.98%, 2.53% (B), 11/25/2033	705,988	697,088
Series 2003-HE6, Class M2,
1-Month LIBOR + 2.48%, 4.03% (B), 11/25/2033	659,587	663,341
Series 2003-HE6, Class M3,
1-Month LIBOR + 3.00%, 4.55% (B), 11/25/2033	650,793	630,903
Series 2004-HE1, Class M1,
1-Month LIBOR + 1.05%, 2.53% (B), 01/15/2034	516,409	514,583
Series 2004-HE3, Class M2,
1-Month LIBOR + 1.68%, 3.23% (B), 06/25/2034	896,123	871,989
AXIS Equipment Finance Receivables III LLC Series 2015-1A, Class A2, 1.90%, 03/20/2020 (A)	38,590	38,550
AXIS Equipment Finance Receivables IV LLC Series 2016-1A, Class A, 2.21%, 11/20/2021 (A)	203,627	203,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
B2R Mortgage Trust
Series 2015-1, Class A1,
2.52%, 05/15/2048 (A)	$ 175,608	$ 174,756
Series 2015-2, Class A,
3.34%, 11/15/2048 (A)	1,011,453	1,021,735
Banc of America Funding Corp. Series 2012-R6, Class 1A1, 3.00%, 10/26/2039 (A) (C)	44,186	43,670
Bayview Financial Acquisition Trust Series 2004-C, Class M3, 1-Month LIBOR + 1.95%, 3.51% (B), 05/28/2044	736,564	747,907
BCC Funding Corp. X Series 2015-1, Class A2, 2.22%, 10/20/2020 (A)	71,319	71,210
BCC Funding XIII LLC Series 2016-1, Class A2, 2.20%, 12/20/2021 (A)	334,133	333,358
Bear Stearns Asset-Backed Securities I Trust
Series 2004-FR2, Class M3,
1-Month LIBOR + 1.80%, 3.13% (B), 06/25/2034	264,246	258,004
Series 2004-HE6, Class M2,
1-Month LIBOR + 1.88%, 3.20% (B), 08/25/2034	540,642	538,865
Bear Stearns Asset-Backed Securities Trust Series 2003-2, Class M1, 1-Month LIBOR + 1.80%, 3.35% (B), 03/25/2043	735,997	733,297
BXG Receivables Note Trust Series 2012-A, Class A, 2.66%, 12/02/2027 (A)	26,712	26,361
CAM Mortgage Trust Series 2017-1, Class A1, 3.22% (B), 08/01/2057 (A)	257,682	257,235
Camillo Trust Series 2016-SFR1, 5.00%, 12/05/2023 (C)	1,024,672	1,022,432
CarFinance Capital Auto Trust
Series 2014-1A, Class B,
2.72%, 04/15/2020 (A)	20,444	20,462
Series 2014-2A, Class A,
1.44%, 11/16/2020 (A)	21,085	21,067
Series 2015-1A, Class A,
1.75%, 06/15/2021 (A)	54,921	54,852
CarMax Auto Owner Trust
Series 2013-4, Class A4,
1.28%, 05/15/2019	20,846	20,839
Series 2016-3, Class C,
2.20%, 06/15/2022	850,000	836,942
Series 2017-3, Class D,
3.46%, 10/16/2023	906,000	905,211
CarNow Auto Receivables Trust
Series 2016-1A, Class A,
2.26%, 05/15/2019 (A)	127,791	127,733
Series 2016-1A, Class B,
3.49%, 02/15/2021 (A)	463,000	463,348

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Carnow Auto Receivables Trust Series 2017-1A, Class A, 2.92%, 09/15/2022 (A)	$ 475,000	$ 474,812
Centex Home Equity Loan Trust Series 2004-A, Class M1, 1-Month LIBOR + 0.60%, 2.15% (B), 01/25/2034	1,304,852	1,292,099
Chase Funding Trust
Series 2003-2, Class 2A2,
1-Month LIBOR + 0.56%, 1.89% (B), 02/25/2033	258,024	242,841
Series 2003-5, Class 2A2,
1-Month LIBOR + 0.60%, 2.15% (B), 07/25/2033	576,894	556,820
CHEC Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 0.98%, 2.53% (B), 07/25/2034	316,113	304,997
CIG Auto Receivables Trust Series 2017-1A, Class A, 2.71%, 05/15/2023 (A)	448,633	447,901
Citi Held For Asset Issuance
Series 2016-MF1, Class A,
4.48%, 08/15/2022 (A)	94,686	95,225
Series 2016-MF1, Class B,
6.64%, 08/15/2022 (A)	650,000	667,259
Series 2016-PM1, Class A,
4.65%, 04/15/2025 (A)	37,552	37,672
CLUB Credit Trust
Series 2017-NP1, Class A,
2.39%, 04/17/2023 (A)	108,440	108,528
Series 2017-P2, Class A,
2.61%, 01/15/2024 (A)	959,000	959,019
Continental Credit Card Series 2016-1A, Class A, 4.56%, 01/15/2023 (A)	302,969	302,889
COOF Securitization Trust, Ltd., Interest Only STRIPS Series 2014-1, Class A, 2.96% (B), 06/25/2040 (A)	292,643	26,678
Countrywide Partnership Trust Series 2004-EC1, Class M2, 1-Month LIBOR + 0.95%, 2.50% (B), 01/25/2035	419,234	418,317
CPS Auto Receivables Trust
Series 2014-C, Class C,
3.77%, 08/17/2020 (A)	100,000	101,607
Series 2014-D, Class C,
4.35%, 11/16/2020 (A)	100,000	102,441
Series 2015-A, Class A,
1.53%, 07/15/2019 (A)	18,656	18,650
Series 2015-A, Class C,
4.00%, 02/16/2021 (A)	100,000	101,497
Series 2015-B, Class A,
1.65%, 11/15/2019 (A)	76,904	76,857
Series 2016-A, Class A,
2.25%, 10/15/2019 (A)	46,740	46,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
CPS Auto Receivables Trust (continued)
Series 2016-A, Class B,
3.34%, 05/15/2020 (A)	$ 591,457	$ 595,277
Series 2016-B, Class A,
2.07%, 11/15/2019 (A)	55,088	55,098
Series 2016-C, Class C,
3.27%, 06/15/2022 (A)	560,000	561,350
Series 2017-C, Class C,
2.86%, 06/15/2023 (A)	1,150,000	1,140,749
Series 2017-C, Class D,
3.79%, 06/15/2023 (A)	791,000	789,696
Credit Acceptance Auto Loan Trust
Series 2015-2A, Class A,
2.40%, 02/15/2023 (A)	318,243	318,558
Series 2017-1A, Class A,
2.56%, 10/15/2025 (A)	360,000	359,440
Series 2017-1A, Class B,
3.04%, 12/15/2025 (A)	250,000	248,422
Series 2017-1A, Class C,
3.48%, 02/17/2026 (A)	250,000	250,565
Series 2017-2A, Class B,
3.02%, 04/15/2026 (A)	1,380,000	1,366,113
Series 2017-2A, Class C,
3.35%, 06/15/2026 (A)	250,000	247,184
Credit-Based Asset Servicing & Securitization LLC
Series 2003-CB6, Class M1,
1-Month LIBOR + 1.05%, 2.38% (B), 12/25/2033	821,647	808,977
Series 2004-CB2, Class M1,
1-Month LIBOR + 0.78%, 2.33% (B), 07/25/2033	897,496	847,271
CWABS, Inc. Asset-Backed Certificates Trust Series 2004-6, Class M5, 1-Month LIBOR + 1.91%, 3.46% (B), 08/25/2034	342,562	339,384
Diamond Resorts Owner Trust Series 2017-1A, Class A, 3.27%, 10/22/2029 (A)	737,090	731,404
Drive Auto Receivables Trust
Series 2015-AA, Class D,
4.12%, 07/15/2022 (A)	294,000	298,644
Series 2015-BA, Class D,
3.84%, 07/15/2021 (A)	400,000	406,424
Series 2015-DA, Class D,
4.59%, 01/17/2023 (A)	286,000	292,675
Series 2016-BA, Class B,
2.56%, 06/15/2020 (A)	72,611	72,682
Series 2016-CA, Class D,
4.18%, 03/15/2024 (A)	602,000	618,270
Series 2017-1, Class C,
2.84%, 04/15/2022	643,000	645,845
Series 2017-1, Class D,
3.84%, 03/15/2023	1,130,000	1,152,799
Series 2017-2, Class C,
2.75%, 09/15/2023	1,021,000	1,022,445
Series 2017-3, Class D,
3.53%, 12/15/2023 (A)	1,500,000	1,504,480

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Drive Auto Receivables Trust (continued)
Series 2017-AA, Class B,
2.51%, 01/15/2021 (A)	$ 163,000	$ 163,454
Series 2017-AA, Class C,
2.98%, 01/18/2022 (A)	260,000	261,744
Series 2017-AA, Class D,
4.16%, 05/15/2024 (A)	346,000	354,716
DT Asset Trust Series 2017, Class B, 5.84%, 12/16/2022 (D)	600,000	600,000
DT Auto Owner Trust
Series 2016-3A, Class B,
2.65%, 07/15/2020 (A)	307,708	307,904
Series 2016-4A, Class B,
2.02%, 08/17/2020 (A)	178,000	177,797
Series 2016-4A, Class D,
3.77%, 10/17/2022 (A)	309,600	309,290
Series 2017-1A, Class D,
3.55%, 11/15/2022 (A)	315,000	314,888
Series 2017-2A, Class C,
3.03%, 01/17/2023 (A)	549,000	549,054
Series 2017-3A, Class D,
3.58%, 05/15/2023 (A)	302,000	301,813
Engs Commercial Finance Trust Series 2016-1A, Class A2, 2.63%, 02/22/2022 (A)	205,926	204,819
Exeter Automobile Receivables Trust
Series 2014-2A, Class C,
3.26%, 12/16/2019 (A)	41,715	41,869
Series 2016-1A, Class A,
2.35%, 07/15/2020 (A)	29,727	29,747
Series 2016-1A, Class C,
5.52%, 10/15/2021 (A)	445,000	457,141
Series 2016-2A, Class A,
2.21%, 07/15/2020 (A)	128,071	128,001
Series 2016-3A, Class A,
1.84%, 11/16/2020 (A)	413,798	413,323
Series 2016-3A, Class B,
2.84%, 08/16/2021 (A)	226,000	225,709
Series 2017-1A, Class C,
3.95%, 12/15/2022 (A)	165,000	166,590
Series 2017-3A, Class A,
2.05%, 12/15/2021 (A)	370,463	369,891
Series 2017-3A, Class C,
3.68%, 07/17/2023 (A)	910,000	909,258
First Franklin Mortgage Loan Trust Series 2006-FF2, Class A4, 1-Month LIBOR + 0.20%, 1.75% (B), 02/25/2036	180,074	179,059
First Investors Auto Owner Trust
Series 2014-3A, Class A3,
1.67%, 11/16/2020 (A)	49,253	49,232
Series 2016-1A, Class A1,
1.92%, 05/15/2020 (A)	36,113	36,109
Series 2016-2A, Class A1,
1.53%, 11/16/2020 (A)	135,773	135,521
Series 2017-2A, Class B,
2.65%, 11/15/2022 (A)	667,000	666,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
First Investors Auto Owner Trust (continued)
Series 2017-2A, Class C,
3.00%, 08/15/2023 (A)	$ 1,500,000	$ 1,486,510
Series 2017-3A, Class A2,
2.41%, 12/15/2022 (A)	615,000	612,558
FirstKey Lending Trust
Series 2015-SFR1, Class A,
2.55%, 03/09/2047 (A)	822,101	817,593
Series 2015-SFR1, Class B,
3.42%, 03/09/2047 (A)	240,000	240,339
Flagship Credit Auto Trust
Series 2014-1, Class B,
2.55%, 02/18/2020 (A)	8,409	8,414
Series 2014-2, Class B,
2.84%, 11/16/2020 (A)	105,213	105,496
Series 2014-2, Class C,
3.95%, 12/15/2020 (A)	66,000	66,909
Series 2015-1, Class A,
1.63%, 06/15/2020 (A)	50,236	50,208
Series 2015-3, Class A,
2.38%, 10/15/2020 (A)	246,735	247,152
Series 2015-3, Class B,
3.68%, 03/15/2022 (A)	189,000	191,742
Series 2015-3, Class C,
4.65%, 03/15/2022 (A)	126,000	128,937
Series 2016-1, Class A,
2.77%, 12/15/2020 (A)	182,100	182,819
Series 2016-1, Class C,
6.22%, 06/15/2022 (A)	600,000	634,168
Series 2016-4, Class C,
2.71%, 11/15/2022 (A)	423,000	420,746
Ford Credit Auto Owner Trust Series 2014-C, Class A3, 1.06%, 05/15/2019	51,024	50,996
GLS Auto Receivables Trust
Series 2015-1A, Class A,
2.25%, 12/15/2020 (A)	35,632	35,612
Series 2016-1A, Class A,
2.73%, 10/15/2020 (A)	145,387	145,633
Series 2016-1A, Class B,
4.39%, 01/15/2021 (A)	240,000	243,411
Series 2017-1A, Class B,
2.98%, 12/15/2021 (A)	800,000	797,494
GMAT Trust Series 2013-1A, Class A, 6.97% (B), 11/25/2043 (A)	53,140	53,209
GO Financial Auto Securitization Trust Series 2015-2, Class B, 4.80%, 08/17/2020 (A)	173,468	174,406
Gold Key Resorts LLC Series 2014-A, Class A, 3.22%, 03/17/2031 (A)	143,326	142,735
Golden Bear LLC Series 2016-R, Class R, 5.65%, 09/20/2047 (A)	370,036	373,767
Goodgreen Trust
Series 2017, Class R1,
5.00%, 10/20/2051 (D)	1,200,000	1,184,165

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Goodgreen Trust (continued)
Series 2017-1A, Class A,
3.74%, 10/15/2052 (A)	$ 208,215	$ 206,752
Hero Funding Trust
Series 2016-3A, Class A1,
3.08%, 09/20/2042 (A)	275,606	271,998
Series 2017-1A, Class A2,
4.46%, 09/20/2047 (A)	724,683	746,524
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (A)	251,248	249,477
Home Equity Asset Trust
Series 2003-3, Class M1,
1-Month LIBOR + 1.29%, 2.84% (B), 08/25/2033	950,544	936,847
Series 2004-3, Class M1,
1-Month LIBOR + 0.86%, 2.41% (B), 08/25/2034	916,031	906,726
Home Equity Mortgage Loan Asset-Backed Trust
Series 2004-B, Class M8,
1-Month LIBOR + 3.30%, 4.85% (B), 11/25/2034	238,456	217,639
Series 2006-B, Class 2A3,
1-Month LIBOR + 0.19%, 1.74% (B), 06/25/2036	658,151	639,517
Kabbage Asset Securitization LLC Series 2017-1, Class A, 4.57%, 03/15/2022 (A)	1,960,000	2,002,828
KGS-Alpha SBA COOF Trust, Interest Only STRIPS
Series 2012-2, Class A,
0.88% (B), 08/25/2038 (A)	1,167,564	27,597
Series 2013-2, Class A,
1.56% (B), 03/25/2039 (A)	951,964	40,514
Series 2014-2, Class A,
2.82% (B), 04/25/2040 (A)	498,325	41,189
LendingClub Issuance Trust
Series 2016-NP1, Class A,
3.75%, 06/15/2022 (A)	67,683	67,892
Series 2016-NP2, Class A,
3.00%, 01/17/2023 (A)	72,252	72,342
Lendmark Funding Trust
Series 2016-A, Class A,
4.82%, 08/21/2023 (A)	445,000	451,023
Series 2017-1A, Class A,
2.83%, 12/22/2025 (A)	454,000	452,944
Series 2017-1A, Class B,
3.77%, 12/22/2025 (A)	1,930,000	1,939,396
Series 2017-1A, Class C,
5.41%, 12/22/2025 (A)	1,200,000	1,232,434
Long Beach Mortgage Loan Trust
Series 2004-3, Class M2,
1-Month LIBOR + 0.90%, 2.45% (B), 07/25/2034	797,223	795,657
Series 2004-3, Class M4,
1-Month LIBOR + 1.61%, 3.16% (B), 07/25/2034	244,366	246,596

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Long Beach Mortgage Loan Trust (continued)
Series 2004-4, Class M1,
1-Month LIBOR + 0.90%, 2.45% (B), 10/25/2034	$ 783,360	$ 780,116
LV Tower 52 Series 2013-1, Class A, 5.75%, 02/15/2023 (A) (C)	1,056,910	1,056,910
Mariner Finance Issuance Trust Series 2017-AA, Class A, 3.62%, 02/20/2029 (A)	782,000	786,276
Marlette Funding Trust
Series 2016-1A, Class A,
3.06%, 01/17/2023 (A)	153,621	153,906
Series 2017-1A, Class A,
2.83%, 03/15/2024 (A)	595,767	597,944
Series 2017-2A, Class A,
2.39%, 07/15/2024 (A)	1,957,200	1,956,833
Master Asset-Backed Securities Trust
Series 2004-OPT2, Class M1,
1-Month LIBOR + 0.90%, 2.45% (B), 09/25/2034	252,509	248,861
Series 2005-NC1, Class M2,
1-Month LIBOR + 0.75%, 2.30% (B), 12/25/2034	293,193	295,582
Meritage Mortgage Loan Trust Series 2003-1, Class M2, 1-Month LIBOR + 2.33%, 3.88% (B), 11/25/2033	813,800	811,190
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE8, Class M1,
1-Month LIBOR + 0.96%, 2.51% (B), 09/25/2034	1,000,000	1,006,096
Series 2004-NC2, Class M1,
1-Month LIBOR + 0.83%, 2.38% (B), 12/25/2033	303,753	302,331
Series 2004-NC7, Class M2,
1-Month LIBOR + 0.93%, 2.48% (B), 07/25/2034	483,575	487,574
Series 2004-NC8, Class M4,
1-Month LIBOR + 1.50%, 3.05% (B), 09/25/2034	634,429	619,221
Morgan Stanley Dean Witter Capital I, Inc. Trust Series 2002-AM3, Class A3, 1-Month LIBOR + 0.98%, 2.53% (B), 02/25/2033	780,226	763,352
Murray Hill Marketplace Trust Series 2016-LC1, Class A, 4.19%, 11/25/2022 (A)	50,270	50,343
Nationstar HECM Loan Trust
Series 2016-2A, Class A,
2.24% (B), 06/25/2026 (A)	67,582	67,455
Series 2016-3A, Class A,
2.01%, 08/25/2026 (A)	95,042	95,070
Series 2017-1A, Class M1,
2.94%, 05/25/2027 (A)	100,000	100,195

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
New Century Home Equity Loan Trust
Series 2004-2, Class M3,
1-Month LIBOR + 1.01%, 2.56% (B), 08/25/2034	$ 494,625	$ 494,121
Series 2004-2, Class M5,
1-Month LIBOR + 2.03%, 3.58% (B), 08/25/2034	296,783	299,199
Series 2004-4, Class M1,
1-Month LIBOR + 0.77%, 2.32% (B), 02/25/2035	981,829	973,249
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (A)	500,000	495,225
Series 2016-T2, Class CT2,
3.51%, 10/15/2049 (A)	375,000	373,145
Nissan Auto Receivables Owner Trust
Series 2014-B, Class A3,
1.11%, 05/15/2019	34,917	34,901
Series 2017-C, Class A3,
2.12%, 04/18/2022	645,000	643,888
NovaStar Mortgage Funding Trust Series 2003-3, Class M1, 1-Month LIBOR + 1.13%, 2.68% (B), 12/25/2033	408,249	409,615
NRPL Trust Series 2015-2A, Class A1, 3.75% (B), 10/25/2057 (A)	437,642	440,119
NRZ Advance Receivables Trust Series 2016-T1, Class AT1, 2.75%, 06/15/2049 (A)	229,000	226,560
Ocwen Master Advance Receivables Trust
Series 2016-T1, Class AT1,
2.52%, 08/17/2048 (A)	1,204,000	1,203,762
Series 2016-T1, Class CT1,
3.61%, 08/17/2048 (A)	490,388	490,628
Series 2016-T1, Class DT1,
4.25%, 08/17/2048 (A)	526,316	521,168
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (A)	246,000	246,184
OnDeck Asset Securitization Trust II LLC
Series 2016-1A, Class A,
4.21%, 05/17/2020 (A)	372,000	373,462
Series 2016-1A, Class B,
7.63%, 05/17/2020 (A)	100,000	101,440
OneMain Direct Auto Receivables Trust
Series 2016-1A, Class A,
2.04%, 01/15/2021 (A)	98,553	98,587
Series 2017-2A, Class C,
2.82%, 07/15/2024 (A)	1,315,000	1,311,879
OneMain Financial Issuance Trust
Series 2014-2A, Class A,
2.47%, 09/18/2024 (A)	14,714	14,716
Series 2014-2A, Class B,
3.02%, 09/18/2024 (A)	280,000	280,125
Series 2015-1A, Class A,
3.19%, 03/18/2026 (A)	863,000	867,412
Series 2015-2A, Class A,
2.57%, 07/18/2025 (A)	506,931	506,602

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
OneMain Financial Issuance Trust (continued)
Series 2015-2A, Class B,
3.10%, 07/18/2025 (A)	$ 279,000	$ 279,026
Series 2016-1A, Class A,
3.66%, 02/20/2029 (A)	515,000	523,281
Oportun Funding II LLC Series 2016-A, Class A, 4.70%, 03/08/2021 (A)	629,000	634,174
Oportun Funding III LLC Series 2016-B, Class A, 3.69%, 07/08/2021 (A)	571,000	574,104
Oportun Funding VI LLC
Series 2017-A, Class A,
3.23%, 06/08/2023 (A)	357,000	355,637
Series 2017-A, Class B,
3.97% (B), 06/08/2023 (A)	1,000,000	985,409
Oportun Funding VII LLC Series 2017-B, Class A, 3.22%, 10/10/2023 (A)	308,000	306,584
Option One Mortgage Acceptance Corp. Asset-Backed Certificates Series 2003-6, Class A2, 1-Month LIBOR + 0.66%, 2.21% (B), 11/25/2033	499,155	487,775
Option One Mortgage Loan Trust Series 2004-1, Class M2, 1-Month LIBOR + 1.65%, 3.20% (B), 01/25/2034	669,982	651,228
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-WCH1, Class M4, 1-Month LIBOR + 1.25%, 2.80% (B), 01/25/2036	500,000	510,313
Pretium Mortgage Credit Partners I LLC Series 2017-NPL5, Class A1, 3.33% (B), 12/30/2032 (A)	1,164,753	1,161,851
Progress Residential Trust
Series 2015-SFR2, Class A,
2.74%, 06/12/2032 (A)	1,388,991	1,385,795
Series 2015-SFR2, Class B,
3.14%, 06/12/2032 (A)	327,000	326,613
Series 2015-SFR3, Class A,
3.07%, 11/12/2032 (A)	1,661,892	1,670,813
Series 2015-SFR3, Class D,
4.67%, 11/12/2032 (A)	250,000	257,098
Series 2015-SFR3, Class E,
5.66%, 11/12/2032 (A)	200,000	208,524
Series 2017-SFR1, Class A,
2.77%, 08/17/2034 (A)	167,712	166,417
Series 2017-SFR1, Class C,
3.32%, 08/17/2034 (A)	2,000,000	1,982,997
Prosper Marketplace Issuance Trust
Series 2017-1A, Class A,
2.56%, 06/15/2023 (A)	296,176	297,068
Series 2017-2A, Class A,
2.41%, 09/15/2023 (A)	435,754	436,110
Series 2017-3A, Class A,
2.36%, 11/15/2023 (A)	884,448	884,759

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
RAMP Trust
Series 2005-RS6, Class M4,
1-Month LIBOR + 0.98%, 2.53% (B), 06/25/2035	$ 1,250,000	$ 1,250,643
Series 2006-RZ2, Class A3,
1-Month LIBOR + 0.27%, 1.82% (B), 05/25/2036	889,311	875,463
RASC Trust
Series 2005-EMX1, Class M1,
1-Month LIBOR + 0.65%, 2.20% (B), 03/25/2035	669,827	671,651
Series 2005-KS9, Class M3,
1-Month LIBOR + 0.46%, 2.01% (B), 10/25/2035	1,036,442	1,037,780
RBSHD Trust Series 2013-1A, Class A, 7.69% (B), 10/25/2047 (A) (C)	125,214	125,520
Renaissance Home Equity Loan Trust Series 2003-2, Class A, 1-Month LIBOR + 0.88%, 2.21% (B), 08/25/2033	891,105	869,244
Renew Series 2017-1A, Class A, 3.67%, 09/20/2052 (A)	288,174	284,745
Rice Park Financing Trust Series 2016-A, Class A, 4.63%, 10/31/2041 (A) (C)	1,187,970	1,187,970
Securitized Asset-Backed Receivables LLC Trust
Series 2004-NC1, Class M2,
1-Month LIBOR + 1.73%, 3.28% (B), 02/25/2034	469,708	454,611
Series 2004-OP2, Class M1,
1-Month LIBOR + 0.98%, 2.53% (B), 08/25/2034	664,138	655,566
Sierra Auto Receivables Securitization Trust Series 2016-1A, Class A, 2.85%, 01/18/2022 (A)	54,704	54,775
SoFi Consumer Loan Program LLC Series 2016-2A, Class A, 3.09%, 10/27/2025 (A)	227,627	231,232
Soundview Home Loan Trust
Series 2005-OPT1, Class M2,
1-Month LIBOR + 0.68%, 2.23% (B), 06/25/2035	988,291	987,058
Series 2006-OPT3, Class 2A3,
1-Month LIBOR + 0.17%, 1.72% (B), 06/25/2036	356,117	350,797
Specialty Underwriting & Residential Finance Trust Series 2003-BC4, Class M1, 1-Month LIBOR + 0.90%, 2.45% (B), 11/25/2034	724,965	695,369
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (A)	453,548	456,361

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
Springleaf Funding Trust Series 2015-AA, Class A, 3.16%, 11/15/2024 (A)	$ 769,000	$ 772,054
SPS Servicer Advance Receivables Trust Series 2016-T1, Class AT1, 2.53%, 11/16/2048 (A)	700,000	693,856
Structured Asset Investment Loan Trust
Series 2003-BC12, Class M1,
1-Month LIBOR + 0.98%, 2.53% (B), 11/25/2033	347,792	337,183
Series 2004-6, Class M2,
1-Month LIBOR + 1.95%, 3.50% (B), 07/25/2034	132,068	131,676
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-BC6, Class A4,
1-Month LIBOR + 0.17%, 1.72% (B), 01/25/2037	384,832	372,993
Series 2007-BC3, Class 1A2,
1-Month LIBOR + 0.14%, 1.69% (B), 05/25/2047	79,315	79,274
Structured Asset Securities Corp. Mortgage Pass-Through Certificates Series 2004-GEL1, Class A, 1-Month LIBOR + 0.72%, 2.05% (B), 02/25/2034	706,746	666,035
Tricolor Auto Securitization Trust Series 2017-1, Class A, 5.09%, 05/15/2020 (A) (C)	400,923	399,792
Tricon American Homes Trust Series 2016-SFR1, Class A, 2.59%, 11/17/2033 (A)	353,000	348,041
U.S. Residential Opportunity Fund IV Trust
Series 2017-1III, Class A,
3.35% (B), 11/27/2037 (A)	2,285,000	2,278,683
Series 2017-1IV, Class A,
3.35% (B), 11/27/2037 (A)	1,258,790	1,258,740
Upstart Securitization Trust Series 2017-1, Class A, 2.64%, 06/20/2024 (A)	323,957	323,858
Verizon Owner Trust
Series 2016-1A, Class A,
1.42%, 01/20/2021 (A)	100,000	99,343
Series 2017-3A, Class A1A,
2.06%, 04/20/2022 (A)	1,019,000	1,013,772
VM DEBT LLC Series 2017-1, Class A, 6.50%, 10/02/2024 (A) (C)	840,000	840,000
VOLT LIV LLC Series 2017-NPL1, Class A1, 3.50% (B), 02/25/2047 (A)	217,336	217,650
VOLT LIX LLC Series 2017-NPL6, Class A1, 3.25% (B), 05/25/2047 (A)	248,687	249,309
VOLT LV LLC Series 2017-NPL2, Class A1, 3.50% (B), 03/25/2047 (A)	276,798	277,809

	Principal	Value
ASSET-BACKED SECURITIES (continued)
United States (continued)
VOLT LVI LLC Series 2017-NPL3, Class A1, 3.50% (B), 03/25/2047 (A)	$ 608,980	$ 611,590
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (B), 04/25/2047 (A)	437,163	438,889
VOLT LVIII LLC Series 2017-NPL5, Class A1, 3.38% (B), 05/28/2047 (A)	345,117	345,629
VOLT LX LLC Series 2017-NPL7, Class A1, 3.25% (B), 04/25/2059 (A)	398,377	399,077
VOLT LXI LLC Series 2017-NPL8, Class A1, 3.13% (B), 06/25/2047 (A)	486,582	486,781
VOLT LXIV LLC Series 2017-NP11, Class A1, 3.38% (B), 10/25/2047 (A)	1,726,781	1,725,936
VOLT XL LLC Series 2015-NP14, Class A1, 4.38% (B), 11/27/2045 (A)	130,587	130,880
VOLT XXV LLC Series 2015-NPL8, Class A1, 3.50% (B), 06/26/2045 (A)	608,864	609,327
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A, 1-Month LIBOR + 0.30%, 1.85% (B), 04/25/2034	870,761	851,076
Westgate Resorts LLC Series 2017-1A, Class A, 3.05%, 12/20/2030 (A)	379,241	378,755
Westlake Automobile Receivables Trust
Series 2015-3A, Class D,
4.40%, 05/17/2021 (A)	250,000	252,148
Series 2016-2A, Class A2,
1.57%, 06/17/2019 (A)	106,786	106,745
Series 2016-2A, Class D,
4.10%, 06/15/2021 (A)	180,000	181,875
Series 2016-3A, Class C,
2.46%, 01/18/2022 (A)	863,000	858,508
Series 2017-1A, Class C,
2.70%, 10/17/2022 (A)	216,000	216,014
Series 2017-2A, Class C,
2.59%, 12/15/2022 (A)	1,231,000	1,222,240

		133,894,908

Total Asset-Backed Securities (Cost $133,959,718)		136,071,263

CORPORATE DEBT SECURITIES - 24.7%
Australia - 0.4%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (A)	216,000	223,527
Australia & New Zealand Banking Group, Ltd.
4.40%, 05/19/2026 (A) (E)	400,000	416,098
Fixed until 06/15/2026, 6.75% (B), 06/15/2026 (A) (F)	450,000	511,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Australia (continued)
BHP Billiton Finance USA, Ltd.
4.13%, 02/24/2042	$ 185,000	$ 199,203
5.00%, 09/30/2043	140,000	171,647
Commonwealth Bank of Australia
2.50%, 09/18/2022 (A)	300,000	296,619
4.50%, 12/09/2025 (A)	200,000	209,364
GAIF Bond Issuer Pty, Ltd. 3.40%, 09/30/2026 (A)	184,000	180,360
Macquarie Bank, Ltd.
2.60%, 06/24/2019 (A)	182,000	182,493
2.85%, 07/29/2020 (A)	150,000	150,959
4.00%, 07/29/2025 (A) (E)	150,000	156,457
Macquarie Group, Ltd.
Fixed until 11/28/2022, 3.19% (B), 11/28/2023 (A)	305,000	302,877
Fixed until 11/28/2027, 3.76% (B), 11/28/2028 (A)	680,000	675,886
6.00%, 01/14/2020 (A)	30,000	31,961
6.25%, 01/14/2021 (A)	80,000	87,684
National Australia Bank, Ltd. 3.38%, 01/14/2026	250,000	253,761
Newcrest Finance Pty, Ltd. 5.75%, 11/15/2041 (A)	53,000	60,630
Scentre Group Trust 1 / Scentre Group Trust 2 3.50%, 02/12/2025 (A)	300,000	301,618
Westpac Banking Corp.
2.00%, 03/03/2020 (A)	304,000	301,836
2.50%, 06/28/2022	220,000	218,626
2.75%, 01/11/2023	295,000	294,399
Fixed until 11/23/2026, 4.32% (B), 11/23/2031, MTN (E)	965,000	994,251

		6,222,131

Canada - 1.0%
Agrium, Inc.
3.38%, 03/15/2025	120,000	120,555
4.13%, 03/15/2035	470,000	485,552
5.25%, 01/15/2045	114,000	132,635
Air Canada Pass-Through Trust
3.30%, 07/15/2031 (A)	344,000	342,280
3.55%, 07/15/2031 (A)	248,000	248,471
3.60%, 09/15/2028 (A)	310,078	314,760
3.70%, 07/15/2027 (A)	50,000	50,000
4.13%, 11/15/2026 (A)	50,172	52,810
Anadarko Finance Co. 7.50%, 05/01/2031	190,000	243,884
Bank of Montreal
2.35%, 09/11/2022, MTN	397,000	390,523
2.38%, 01/25/2019, MTN	70,000	70,207
Bank of Nova Scotia
1.45%, 04/25/2018	350,000	349,697
1.85%, 04/14/2020 (E)	400,000	396,188
2.45%, 09/19/2022	545,000	538,543
Barrick Gold Corp. 6.45%, 10/15/2035	180,000	227,189
Brookfield Finance, Inc. 4.70%, 09/20/2047	74,000	77,550

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Canadian Imperial Bank of Commerce
2.25%, 07/21/2020 (A) (E)	$ 200,000	$ 199,462
2.55%, 06/16/2022	120,000	119,186
Canadian Natural Resources, Ltd.
1.75%, 01/15/2018	94,000	93,983
3.80%, 04/15/2024	100,000	102,984
5.85%, 02/01/2035	150,000	175,844
6.45%, 06/30/2033	110,000	134,524
7.20%, 01/15/2032	50,000	63,563
Canadian Pacific Railway Co.
2.90%, 02/01/2025	468,000	464,310
4.50%, 01/15/2022	490,000	521,819
6.13%, 09/15/2115	17,000	22,698
7.13%, 10/15/2031	150,000	205,240
CDP Financial, Inc. 4.40%, 11/25/2019 (A)	250,000	259,818
Cenovus Energy, Inc.
4.25%, 04/15/2027 (E)	400,000	399,037
5.25%, 06/15/2037	111,000	114,319
6.75%, 11/15/2039	295,000	353,258
CNOOC Nexen Finance ULC 4.25%, 04/30/2024	209,000	220,333
Enbridge, Inc.
2.90%, 07/15/2022	230,000	228,608
3.70%, 07/15/2027	164,000	164,692
5.50%, 12/01/2046	100,000	120,246
Fixed until 07/15/2027, 5.50% (B), 07/15/2077	317,000	315,019
Encana Corp.
6.50%, 08/15/2034	245,000	302,752
7.20%, 11/01/2031	100,000	128,389
8.13%, 09/15/2030	100,000	134,636
Fortis, Inc. 3.06%, 10/04/2026	611,000	589,948
Hydro-Quebec
8.40%, 01/15/2022	40,000	47,874
9.40%, 02/01/2021	220,000	261,287
Manulife Financial Corp. Fixed until 02/24/2027, 4.06% (B), 02/24/2032	695,000	700,243
Ontario Teachers’ Cadillac Fairview Properties Trust
3.13%, 03/20/2022 (A)	200,000	202,668
3.88%, 03/20/2027 (A)	201,000	205,490
Petro-Canada
5.35%, 07/15/2033	50,000	59,009
7.88%, 06/15/2026	86,000	110,306
Potash Corp. of Saskatchewan, Inc. 3.00%, 04/01/2025	214,000	209,739
Royal Bank of Canada
1.88%, 02/05/2020	600,000	595,025
2.00%, 10/01/2018 - 12/10/2018	245,000	245,086
4.65%, 01/27/2026, MTN	103,000	110,995
Suncor Energy, Inc. 5.95%, 12/01/2034	300,000	377,171
Thomson Reuters Corp. 3.95%, 09/30/2021	346,000	358,139
Toronto-Dominion Bank
1.75%, 07/23/2018, MTN	57,000	56,954
2.25%, 11/05/2019, MTN	16,000	16,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Canada (continued)
Toronto-Dominion Bank (continued)
2.50%, 12/14/2020, MTN	$ 200,000	$ 200,640
Fixed until 09/15/2026, 3.63% (B), 09/15/2031	117,000	116,698
TransCanada PipeLines, Ltd.
1.88%, 01/12/2018	36,000	35,999
2.50%, 08/01/2022	30,000	29,809
3.75%, 10/16/2023	35,000	36,569
4.63%, 03/01/2034	240,000	267,978
4.88%, 01/15/2026	162,000	181,383
6.20%, 10/15/2037	100,000	131,965
7.25%, 08/15/2038	100,000	145,951
TransCanada Trust
Fixed until 03/15/2027, 5.30% (B), 03/15/2077	240,000	247,500
Fixed until 05/20/2025, 5.63% (B), 05/20/2075	50,000	52,625
Vale Canada, Ltd. 7.20%, 09/15/2032	140,000	158,900

		14,637,525

Cayman Islands - 0.1%
CK Hutchison International 16, Ltd. 1.88%, 10/03/2021 (A)	200,000	192,978
Hutchison Whampoa International 12 II, Ltd. 3.25%, 11/08/2022 (A)	200,000	202,166
Noble Holding International, Ltd. 5.75%, 03/16/2018	30,000	30,075
Vale Overseas, Ltd.
6.25%, 08/10/2026	565,000	654,552
6.88%, 11/21/2036	330,000	404,250
XLIT, Ltd. 6.38%, 11/15/2024	100,000	116,491

		1,600,512

China - 0.0% (G)
Industrial & Commercial Bank of China, Ltd. 2.45%, 10/20/2021	250,000	245,035

Colombia - 0.0% (G)
Ecopetrol SA
4.13%, 01/16/2025	107,000	107,535
5.38%, 06/26/2026 (E)	116,000	125,245
5.88%, 09/18/2023	62,000	68,510

		301,290

Curaçao - 0.0% (G)
Teva Pharmaceutical Finance Co., BV
2.95%, 12/18/2022	100,000	89,515
3.65%, 11/10/2021	37,000	35,198

		124,713

Denmark - 0.0% (G)
Danske Bank A/S 2.70%, 03/02/2022 (A)	200,000	200,207

France - 0.4%
Air Liquide Finance SA 2.25%, 09/27/2023 (A)	200,000	193,604
BNP Paribas SA 3.80%, 01/10/2024 (A)	300,000	310,387

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
France (continued)
BPCE SA
1.63%, 01/26/2018, MTN	$ 250,000	$ 249,925
2.65%, 02/03/2021	410,000	411,156
3.38%, 12/02/2026, MTN	270,000	273,071
4.63%, 07/11/2024 (A)	200,000	210,290
5.15%, 07/21/2024 (A)	500,000	542,153
Credit Agricole SA
4.13%, 01/10/2027 (A)	250,000	259,579
Fixed until 09/23/2019, 6.63% (B), 09/23/2019 (A) (F)	200,000	207,500
Fixed until 12/23/2025, 8.13% (B), 12/23/2025 (A) (F)	200,000	239,842
Danone SA 2.59%, 11/02/2023 (A)	300,000	292,562
Electricite de France SA
2.15%, 01/22/2019 (A)	140,000	140,018
4.88%, 01/22/2044 (A)	125,000	138,467
6.00%, 01/22/2114 (A)	350,000	390,793
Societe Generale SA
4.25%, 04/14/2025 (A)	200,000	204,027
Fixed until 09/13/2021, 7.38% (B), 09/13/2021 (A) (F)	600,000	650,280
Total Capital International SA
2.70%, 01/25/2023	157,000	157,900
2.75%, 06/19/2021	300,000	303,014
3.70%, 01/15/2024	170,000	179,244

		5,353,812

Germany - 0.1%
Deutsche Bank AG
1.88%, 02/13/2018	46,000	45,993
3.70%, 05/30/2024	133,000	133,894
4.10%, 01/13/2026	100,000	101,760
4.25%, 10/14/2021	878,000	913,440

		1,195,087

Guernsey, Channel Islands - 0.0% (G)
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	350,000	357,136

Ireland - 0.4%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.50%, 05/26/2022 - 01/15/2025	880,000	875,837
3.95%, 02/01/2022	600,000	618,387
GE Capital International Funding Co. Unlimited Co.
2.34%, 11/15/2020	779,000	775,408
4.42%, 11/15/2035	2,330,000	2,521,658
Johnson Controls International PLC
3.63% (H), 07/02/2024	23,000	23,838
3.75%, 12/01/2021	36,000	37,238
4.25%, 03/01/2021	40,000	41,870
4.50%, 02/15/2047	125,000	137,323
4.95% (H), 07/02/2064	147,000	161,929
5.00%, 03/30/2020	60,000	63,283
5.13%, 09/14/2045	45,000	52,824
5.25%, 12/01/2041	75,000	86,127

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Ireland (continued)
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	$ 399,000	$ 392,247
3.20%, 09/23/2026	450,000	439,989

		6,227,958

Italy - 0.1%
Intesa Sanpaolo SpA
3.88%, 01/15/2019, MTN	230,000	233,069
3.88%, 07/14/2027 (A)	675,000	674,684

		907,753

Japan - 0.4%
Bank of Tokyo-Mitsubishi UFJ, Ltd. 4.10%, 09/09/2023 (A)	200,000	211,020
Dai-ichi Life Insurance Co., Ltd. Fixed until 07/24/2026, 4.00% (B), 07/24/2026 (A) (F)	221,000	216,514
Daiwa Securities Group, Inc. 3.13%, 04/19/2022 (A)	171,000	172,037
Mitsubishi UFJ Financial Group, Inc.
2.67%, 07/25/2022	170,000	168,394
3.00%, 02/22/2022	74,000	74,470
Mitsubishi UFJ Lease & Finance Co., Ltd. 2.65%, 09/19/2022 (A)	200,000	196,384
Mitsui Fudosan Co., Ltd. 3.65%, 07/20/2027 (A)	269,000	276,147
Mizuho Bank, Ltd.
1.80%, 03/26/2018 (A) (E)	272,000	271,999
2.45%, 04/16/2019 (A)	200,000	200,147
2.70%, 10/20/2020 (A)	510,000	512,722
3.60%, 09/25/2024 (A)	230,000	237,758
ORIX Corp.
2.90%, 07/18/2022	126,000	125,559
3.25%, 12/04/2024	300,000	299,043
Sumitomo Life Insurance Co. Fixed until 09/14/2027, 4.00% (B), 09/14/2077 (A)	200,000	196,191
Sumitomo Mitsui Financial Group, Inc.
2.06%, 07/14/2021	101,000	98,981
2.44%, 10/19/2021	127,000	125,662
2.63%, 07/14/2026	134,000	127,558
2.78%, 10/18/2022 (E)	725,000	719,945
2.78%, 07/12/2022	250,000	248,572
2.85%, 01/11/2022 (E)	250,000	250,496
Sumitomo Mitsui Trust Bank, Ltd. 2.05%, 10/18/2019 (A)	350,000	347,632

		5,077,231

Luxembourg - 0.2%
Allergan Funding SCS
3.45%, 03/15/2022	269,000	273,319
3.80%, 03/15/2025	640,000	651,550
3.85%, 06/15/2024	164,000	168,058
4.55%, 03/15/2035	675,000	714,262
Covidien International Finance SA 2.95%, 06/15/2023 (E)	68,000	68,622
Ingersoll-Rand Luxembourg Finance SA 2.63%, 05/01/2020	60,000	59,984
Pentair Finance SARL 2.90%, 09/15/2018	84,000	84,330

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Luxembourg (continued)
Schlumberger Investment SA
2.40%, 08/01/2022 (A)	$ 70,000	$ 69,152
3.30%, 09/14/2021 (A)	23,000	23,563
3.65%, 12/01/2023	82,000	86,326

		2,199,166

Mexico - 0.2%
America Movil SAB de CV
3.13%, 07/16/2022	200,000	202,382
5.00%, 03/30/2020	150,000	158,091
Coca-Cola Femsa SAB de CV 3.88%, 11/26/2023	150,000	156,907
Mexico City Airport Trust 5.50%, 07/31/2047 (A)	200,000	197,500
Petroleos Mexicanos
4.63%, 09/21/2023	233,000	239,699
4.88%, 01/18/2024	65,000	67,337
5.63%, 01/23/2046	140,000	129,570
6.38%, 02/04/2021 - 01/23/2045	279,000	288,086
6.50%, 03/13/2027 (A)	609,000	665,637
6.63%, 06/15/2035	100,000	106,834
6.75%, 09/21/2047	209,000	218,165
6.88%, 08/04/2026	374,000	424,022

		2,854,230

Netherlands - 0.7%
ABN AMRO Bank NV
2.10%, 01/18/2019 (A)	200,000	199,738
2.45%, 06/04/2020 (A)	300,000	299,828
2.50%, 10/30/2018 (A)	200,000	200,680
4.75%, 07/28/2025 (A)	300,000	318,450
Airbus Finance BV 2.70%, 04/17/2023 (A)	64,000	63,950
Airbus SE
3.15%, 04/10/2027 (A)	188,000	188,593
3.95%, 04/10/2047 (A)	150,000	159,884
Cooperatieve Rabobank UA
3.75%, 07/21/2026	300,000	303,911
3.88%, 02/08/2022	79,000	82,980
4.38%, 08/04/2025	250,000	263,901
4.63%, 12/01/2023	250,000	267,988
Deutsche Telekom International Finance BV
2.82%, 01/19/2022 (A)	150,000	150,190
3.60%, 01/19/2027 (A)	160,000	160,776
8.75%, 06/15/2030	30,000	44,388
EDP Finance BV
3.63%, 07/15/2024 (A)	500,000	503,562
5.25%, 01/14/2021 (A)	380,000	407,026
Enel Finance International NV
3.50%, 04/06/2028 (A) (E)	465,000	454,829
3.63%, 05/25/2027 (A)	450,000	447,099
Heineken NV 3.40%, 04/01/2022 (A)	150,000	154,377
ING Bank NV
1.65%, 08/15/2019 (A)	220,000	217,488
5.80%, 09/25/2023 (A)	485,000	544,284
ING Groep NV 3.95%, 03/29/2027	271,000	282,524
Koninklijke Philips NV 3.75%, 03/15/2022	245,000	255,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Netherlands (continued)
Mondelez International Holdings Netherlands BV 2.00%, 10/28/2021 (A)	$ 430,000	$ 418,332
Mylan NV 3.95%, 06/15/2026	382,000	385,196
Shell International Finance BV
2.13%, 05/11/2020	140,000	139,709
2.88%, 05/10/2026	328,000	328,003
3.40%, 08/12/2023	210,000	218,049
3.75%, 09/12/2046	393,000	400,829
4.00%, 05/10/2046	444,000	472,883
4.13%, 05/11/2035	506,000	551,974
4.30%, 09/22/2019	50,000	51,795
Siemens Financieringsmaatschappij NV
2.00%, 09/15/2023 (A)	350,000	335,482
3.13%, 03/16/2024 (A)	250,000	253,688
3.30%, 09/15/2046 (A)	300,000	280,215
Teva Pharmaceutical Finance Netherlands III BV
2.80%, 07/21/2023 (E)	481,000	418,860
4.10%, 10/01/2046 (E)	375,000	285,564

		10,512,119

New Zealand - 0.1%
ANZ New Zealand International, Ltd.
2.60%, 09/23/2019 (A)	200,000	200,711
3.45%, 07/17/2027 (A)	222,000	225,025
BNZ International Funding, Ltd. 2.65%, 11/03/2022 (A)	550,000	543,720

		969,456

Norway - 0.0% (G)
Statoil ASA
1.15%, 05/15/2018	134,000	133,676
1.20%, 01/17/2018	44,000	43,988
2.45%, 01/17/2023	58,000	57,655
2.65%, 01/15/2024	143,000	142,382
3.15%, 01/23/2022	51,000	52,161
3.25%, 11/10/2024	61,000	62,711
4.25%, 11/23/2041	16,000	17,302

		509,875

Republic of Korea - 0.0% (G)
Korea Gas Corp. 1.88%, 07/18/2021 (A)	200,000	192,329

Singapore - 0.0% (G)
BOC Aviation, Ltd. 2.75%, 09/18/2022 (A)	210,000	205,543

Spain - 0.1%
Banco Bilbao Vizcaya Argentaria SA Fixed until 11/16/2027, 6.13% (B), 11/16/2027 (E) (F)	200,000	206,250
Telefonica Emisiones SAU
4.10%, 03/08/2027	918,000	949,114
5.13%, 04/27/2020	102,000	107,978
5.21%, 03/08/2047	150,000	170,228

		1,433,570

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Sweden - 0.1%
Nordea Bank AB 4.25%, 09/21/2022 (A)	$ 200,000	$ 209,865
Skandinaviska Enskilda Banken AB
1.75%, 03/19/2018 (A)	200,000	199,938
2.45%, 05/27/2020 (A)	580,000	580,360
Stadshypotek AB 1.88%, 10/02/2019 (A)	250,000	248,287
Swedbank AB 2.80%, 03/14/2022 (A)	695,000	697,793

		1,936,243

Switzerland - 0.3%
Credit Suisse AG
1.70%, 04/27/2018	250,000	249,814
2.30%, 05/28/2019, MTN	250,000	250,242
5.30%, 08/13/2019, MTN	100,000	104,723
Credit Suisse Group AG
3.57%, 01/09/2023 (A)	250,000	254,178
4.28%, 01/09/2028 (A)	1,220,000	1,271,972
Fixed until 12/18/2024, 6.25% (B), 12/18/2024 (A) (F)	500,000	541,875
UBS Group Funding Switzerland AG
Fixed until 08/15/2022, 2.86% (B), 08/15/2023 (A)	1,140,000	1,126,966
3.49%, 05/23/2023 (A)	615,000	624,787
4.13%, 09/24/2025 - 04/15/2026 (A)	400,000	419,600

		4,844,157

United Kingdom - 1.0%
Anglo American Capital PLC
3.63%, 09/11/2024 (A)	275,000	273,683
4.00%, 09/11/2027 (A)	200,000	198,664
Aon PLC
3.50%, 06/14/2024	200,000	204,351
3.88%, 12/15/2025	125,000	130,693
BAE Systems PLC 5.80%, 10/11/2041 (A)	25,000	31,212
Barclays PLC
3.65%, 03/16/2025	200,000	199,643
3.68%, 01/10/2023	458,000	464,768
4.34%, 01/10/2028	473,000	489,538
4.38%, 01/12/2026	500,000	520,110
BAT International Finance PLC 2.75%, 06/15/2020 (A)	250,000	251,223
BP Capital Markets PLC
1.38%, 05/10/2018	121,000	120,815
3.02%, 01/16/2027	503,000	498,502
3.22%, 04/14/2024	410,000	420,100
3.25%, 05/06/2022	227,000	232,670
3.28%, 09/19/2027 (E)	422,000	427,187
3.54%, 11/04/2024	560,000	581,824
3.59%, 04/14/2027	140,000	144,881
3.81%, 02/10/2024	92,000	96,716
HSBC Bank PLC
1.50%, 05/15/2018 (A)	200,000	199,711
4.75%, 01/19/2021 (A)	240,000	255,183
HSBC Holdings PLC
2.65%, 01/05/2022	803,000	797,670
Fixed until 11/22/2022, 3.03% (B), 11/22/2023	205,000	205,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United Kingdom (continued)
HSBC Holdings PLC (continued)
Fixed until 03/13/2022, 3.26% (B), 03/13/2023	$ 1,275,000	$ 1,292,749
4.00%, 03/30/2022	233,000	243,384
Fixed until 03/13/2027, 4.04% (B), 03/13/2028	1,300,000	1,354,782
4.25%, 03/14/2024 - 08/18/2025	610,000	635,682
4.38%, 11/23/2026	200,000	208,804
4.88%, 01/14/2022	100,000	107,593
Fixed until 03/30/2025, 6.38% (B), 03/30/2025 (F)	295,000	317,125
Invesco Finance PLC
3.75%, 01/15/2026	62,000	64,096
4.00%, 01/30/2024	74,000	78,033
Lloyds Banking Group PLC
Fixed until 11/07/2027, 3.57% (B), 11/07/2028	355,000	351,661
3.75%, 01/11/2027	317,000	321,924
4.58%, 12/10/2025	200,000	209,710
Reckitt Benckiser Treasury Services PLC
2.38%, 06/24/2022 (A)	340,000	333,332
2.75%, 06/26/2024 (A)	250,000	244,582
Santander UK Group Holdings PLC
3.13%, 01/08/2021	150,000	151,411
Fixed until 11/03/2027, 3.82% (B), 11/03/2028	500,000	501,160
4.75%, 09/15/2025 (A)	220,000	230,645
Standard Chartered PLC
4.05%, 04/12/2026 (A)	200,000	205,116
5.20%, 01/26/2024 (A)	210,000	225,621
Vodafone Group PLC
1.50%, 02/19/2018	131,000	130,902
6.25%, 11/30/2032	180,000	220,978

		14,173,847

United States - 19.0%
21st Century Fox America, Inc.
4.75%, 09/15/2044	40,000	45,756
4.95%, 10/15/2045	190,000	223,619
6.15%, 02/15/2041	150,000	199,131
6.55%, 03/15/2033	50,000	65,719
6.65%, 11/15/2037	100,000	137,541
9.50%, 07/15/2024	80,000	109,121
ABB Finance USA, Inc.
2.88%, 05/08/2022	23,000	23,385
4.38%, 05/08/2042	12,000	12,943
Abbott Laboratories
3.88%, 09/15/2025	129,000	133,428
4.75%, 11/30/2036	335,000	376,406
AbbVie, Inc.
2.00%, 11/06/2018	161,000	160,933
2.85%, 05/14/2023	140,000	139,693
3.60%, 05/14/2025	170,000	174,773
4.30%, 05/14/2036	348,000	372,892
4.50%, 05/14/2035	1,178,000	1,293,847
Advance Auto Parts, Inc. 4.50%, 12/01/2023	200,000	210,274

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Aetna, Inc.
2.80%, 06/15/2023	$ 84,000	$ 82,671
4.50%, 05/15/2042	10,000	10,710
6.75%, 12/15/2037	70,000	96,004
AIG SunAmerica Global Financing X 6.90%, 03/15/2032 (A)	150,000	200,057
Air Lease Corp.
3.00%, 09/15/2023	145,000	143,877
3.63%, 04/01/2027 - 12/01/2027	185,000	184,818
3.88%, 04/01/2021	90,000	93,220
Alabama Power Co.
3.55%, 12/01/2023	76,000	78,471
3.75%, 03/01/2045	25,000	25,624
4.10%, 01/15/2042	31,000	32,559
4.15%, 08/15/2044	24,000	25,899
6.00%, 03/01/2039	38,000	49,867
Allergan, Inc.
2.80%, 03/15/2023	129,000	127,605
3.38%, 09/15/2020	97,000	98,828
Allstate Corp. 3.15%, 06/15/2023	110,000	111,563
Altria Group, Inc. 3.88%, 09/16/2046	365,000	362,194
Amazon.com, Inc.
2.80%, 08/22/2024 (A)	474,000	472,559
3.15%, 08/22/2027 (A)	330,000	330,497
3.80%, 12/05/2024	151,000	159,480
3.88%, 08/22/2037 (A)	530,000	562,383
4.05%, 08/22/2047 (A)	145,000	156,269
4.25%, 08/22/2057 (A)	350,000	381,813
4.80%, 12/05/2034	117,000	137,326
Ameren Illinois Co. 3.70%, 12/01/2047	295,000	301,850
American Airlines Pass-Through Trust
3.00%, 04/15/2030	363,673	355,486
3.35%, 04/15/2031	482,000	485,943
3.65%, 02/15/2029 - 12/15/2029	628,712	642,103
3.70%, 04/15/2027 - 04/01/2028	467,373	470,837
4.95%, 07/15/2024	437,688	465,799
American Express Co.
2.65%, 12/02/2022	103,000	102,283
3.63%, 12/05/2024	21,000	21,608
7.00%, 03/19/2018	120,000	121,285
American Express Credit Corp.
1.80%, 07/31/2018, MTN	130,000	129,914
1.88%, 11/05/2018, MTN	39,000	38,983
2.13%, 03/18/2019	75,000	75,000
2.25%, 08/15/2019 - 05/05/2021, MTN	197,000	196,444
2.38%, 05/26/2020, MTN	216,000	215,750
2.60%, 09/14/2020, MTN	75,000	75,380
2.70%, 03/03/2022, MTN	60,000	60,195
American Honda Finance Corp.
1.60%, 02/16/2018 (A)	200,000	199,889
2.25%, 08/15/2019, MTN	140,000	140,209
2.30%, 09/09/2026, MTN	40,000	37,861
2.90%, 02/16/2024, MTN	70,000	70,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
American International Group, Inc.
3.75%, 07/10/2025	$ 69,000	$ 71,141
3.88%, 01/15/2035	449,000	450,693
4.13%, 02/15/2024	145,000	153,207
4.50%, 07/16/2044	60,000	64,626
4.80%, 07/10/2045	240,000	269,170
American Tower Corp.
2.25%, 01/15/2022	200,000	194,792
3.13%, 01/15/2027	145,000	139,598
3.38%, 10/15/2026	113,000	111,021
3.40%, 02/15/2019	150,000	151,700
3.50%, 01/31/2023	130,000	132,925
3.60%, 01/15/2028	355,000	352,913
4.40%, 02/15/2026	86,000	90,436
American Water Capital Corp.
3.40%, 03/01/2025	59,000	60,800
3.85%, 03/01/2024	200,000	210,257
4.00%, 12/01/2046	91,000	97,148
Ameriprise Financial, Inc. 2.88%, 09/15/2026	190,000	184,755
Amgen, Inc.
2.65%, 05/11/2022	505,000	503,641
3.63%, 05/15/2022 - 05/22/2024	612,000	635,013
4.40%, 05/01/2045	240,000	261,129
4.56%, 06/15/2048	176,000	196,242
4.66%, 06/15/2051	70,000	78,295
5.70%, 02/01/2019	50,000	51,898
Anadarko Petroleum Corp.
3.45%, 07/15/2024	240,000	239,007
5.55%, 03/15/2026 (E)	265,000	297,326
Analog Devices, Inc.
3.13%, 12/05/2023	85,000	85,172
3.50%, 12/05/2026	300,000	303,593
4.50%, 12/05/2036	140,000	150,920
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	134,000	135,150
Anheuser-Busch InBev Finance, Inc.
3.30%, 02/01/2023	987,000	1,009,990
3.65%, 02/01/2026	2,230,000	2,301,310
4.70%, 02/01/2036	1,577,000	1,763,322
4.90%, 02/01/2046	245,000	283,952
Anheuser-Busch InBev Worldwide, Inc.
4.44%, 10/06/2048	165,000	179,749
8.20%, 01/15/2039	20,000	31,808
ANR Pipeline Co. 9.63%, 11/01/2021	70,000	86,900
Anthem, Inc.
2.30%, 07/15/2018	85,000	85,186
3.13%, 05/15/2022	62,000	62,548
3.30%, 01/15/2023	21,000	21,308
3.50%, 08/15/2024	708,000	721,834
3.65%, 12/01/2027	285,000	290,508
4.63%, 05/15/2042	50,000	54,475
4.65%, 08/15/2044	97,000	106,529
5.10%, 01/15/2044	125,000	145,892
Apache Corp.
2.63%, 01/15/2023	80,000	78,451
3.25%, 04/15/2022	334,000	336,523

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Apache Corp. (continued)
4.75%, 04/15/2043	$ 23,000	$ 23,638
5.10%, 09/01/2040	90,000	95,885
6.00%, 01/15/2037	160,000	189,245
6.90%, 09/15/2018	50,000	51,579
Appalachian Power Co.
5.80%, 10/01/2035	25,000	30,723
6.70%, 08/15/2037	55,000	74,561
Apple, Inc.
3-Month LIBOR + 0.25%, 1.63% (B), 05/03/2018	172,000	172,103
2.15%, 02/09/2022	327,000	322,748
2.40%, 05/03/2023	284,000	281,077
2.45%, 08/04/2026	185,000	177,313
2.75%, 01/13/2025	630,000	624,520
2.85%, 05/06/2021 - 05/11/2024	1,011,000	1,018,581
2.90%, 09/12/2027	790,000	780,642
3.00%, 02/09/2024 - 06/20/2027	556,000	558,565
3.20%, 05/13/2025 - 05/11/2027	957,000	969,873
3.25%, 02/23/2026	685,000	699,086
3.35%, 02/09/2027	109,000	111,657
3.45%, 02/09/2045	386,000	376,708
3.75%, 09/12/2047	420,000	430,415
3.85%, 08/04/2046	129,000	134,440
4.50%, 02/23/2036	85,000	97,435
4.65%, 02/23/2046	40,000	46,841
Arch Capital Finance LLC 5.03%, 12/15/2046	92,000	106,930
Arconic, Inc. 5.90%, 02/01/2027	345,000	387,502
Arizona Public Service Co.
2.20%, 01/15/2020	83,000	82,756
3.35%, 06/15/2024	169,000	173,025
4.50%, 04/01/2042	8,000	9,027
5.05%, 09/01/2041	23,000	27,396
Arrow Electronics, Inc.
3.00%, 03/01/2018	21,000	21,027
3.25%, 09/08/2024	132,000	129,345
3.88%, 01/12/2028	356,000	354,933
AT&T, Inc.
3.40%, 05/15/2025	323,000	317,558
3.90%, 08/14/2027	745,000	749,978
3.95%, 01/15/2025	161,000	164,842
4.13%, 02/17/2026	216,000	220,937
4.30%, 02/15/2030 (A)	1,965,000	1,959,508
4.30%, 12/15/2042	89,000	83,609
4.35%, 06/15/2045	600,000	553,560
4.45%, 04/01/2024	149,000	157,614
4.50%, 05/15/2035 - 03/09/2048	1,050,000	1,029,212
4.75%, 05/15/2046	81,000	79,222
4.90%, 08/14/2037	936,000	947,789
5.15%, 11/15/2046 (A)	760,000	776,745
5.25%, 03/01/2037	490,000	518,236
5.35%, 09/01/2040	79,000	83,368
5.50%, 02/01/2018	25,000	25,072
5.80%, 02/15/2019	25,000	25,943
6.38%, 03/01/2041	205,000	241,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Athene Global Funding
2.75%, 04/20/2020 (A)	$ 281,000	$ 281,142
4.00%, 01/25/2022 (A)	236,000	243,529
Atmos Energy Corp.
4.13%, 10/15/2044	75,000	81,901
8.50%, 03/15/2019	126,000	135,446
AutoZone, Inc. 3.75%, 06/01/2027	103,000	104,536
AvalonBay Communities, Inc.
2.85%, 03/15/2023, MTN	170,000	169,617
3.50%, 11/15/2024, MTN	70,000	71,996
3.90%, 10/15/2046, MTN	34,000	34,035
Avangrid, Inc. 3.15%, 12/01/2024	403,000	400,892
Aviation Capital Group LLC 2.88%, 01/20/2022 (A) (E)	945,000	944,224
BAE Systems Holdings, Inc.
3.80%, 10/07/2024 (A)	45,000	46,814
3.85%, 12/15/2025 (A)	200,000	207,411
4.75%, 10/07/2044 (A) (E)	48,000	53,593
6.38%, 06/01/2019 (A)	80,000	84,352
Baker Hughes a GE Co. LLC 5.13%, 09/15/2040	115,000	135,194
Baker Hughes a GE Co. LLC / Baker Hughes Co-Obligor, Inc.
2.77%, 12/15/2022 (A)	240,000	239,699
3.34%, 12/15/2027 (A)	250,000	249,580
4.08%, 12/15/2047 (A)	95,000	96,621
Baltimore Gas & Electric Co.
3.50%, 08/15/2046	141,000	138,149
3.75%, 08/15/2047	150,000	153,682
5.20%, 06/15/2033	200,000	229,360
Bank of America Corp.
2.00%, 01/11/2018	913,000	913,018
2.25%, 04/21/2020, MTN	190,000	190,133
Fixed until 07/21/2020, 2.37% (B), 07/21/2021, MTN	735,000	733,713
2.50%, 10/21/2022, MTN	1,057,000	1,045,755
2.60%, 01/15/2019	42,000	42,144
2.63%, 10/19/2020, MTN	115,000	115,966
2.65%, 04/01/2019	200,000	201,135
Fixed until 07/21/2022, 2.82% (B), 07/21/2023, MTN	380,000	379,258
Fixed until 04/24/2022, 2.88% (B), 04/24/2023	825,000	826,213
Fixed until 12/20/2022, 3.00% (B), 12/20/2023 (A)	1,458,000	1,461,743
Fixed until 01/20/2022, 3.12% (B), 01/20/2023, MTN	235,000	238,385
3.30%, 01/11/2023, MTN	879,000	899,217
Fixed until 12/20/2027, 3.42% (B), 12/20/2028 (A)	876,000	876,188
Fixed until 04/24/2027, 3.71% (B), 04/24/2028	800,000	821,115
3.95%, 04/21/2025, MTN	1,098,000	1,135,462
4.00%, 04/01/2024 - 01/22/2025, MTN	539,000	563,454
Fixed until 04/24/2037, 4.24% (B), 04/24/2038	175,000	189,793
4.25%, 10/22/2026, MTN	142,000	149,644
Fixed until 01/20/2047, 4.44% (B), 01/20/2048, MTN	60,000	67,617

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Bank of America Corp. (continued)
5.65%, 05/01/2018, MTN	$ 105,000	$ 106,253
5.88%, 02/07/2042, MTN	20,000	26,483
Fixed until 09/05/2024, 6.25% (B), 09/05/2024 (F)	440,000	486,222
6.88%, 04/25/2018, MTN	400,000	406,111
Bank of New York Mellon Corp.
2.20%, 03/04/2019, MTN	60,000	60,170
2.60%, 08/17/2020 - 02/07/2022, MTN	282,000	283,622
Fixed until 05/16/2022, 2.66% (B), 05/16/2023, MTN	600,000	599,679
2.80%, 05/04/2026, MTN	51,000	49,804
3.25%, 09/11/2024, MTN	190,000	193,991
3.55%, 09/23/2021	19,000	19,714
4.15%, 02/01/2021, MTN	55,000	57,744
4.60%, 01/15/2020, MTN	100,000	104,591
Barrick North America Finance LLC 4.40%, 05/30/2021	16,000	16,936
BAT Capital Corp.
3.56%, 08/15/2027 (A)	255,000	255,331
4.39%, 08/15/2037 (A)	496,000	520,851
Baxalta, Inc.
3.60%, 06/23/2022	185,000	189,207
5.25%, 06/23/2045	28,000	32,632
Bayer US Finance LLC 3.38%, 10/08/2024 (A)	200,000	203,490
BB&T Corp.
2.45%, 01/15/2020, MTN	56,000	56,185
2.63%, 06/29/2020, MTN	270,000	271,840
6.85%, 04/30/2019, MTN	60,000	63,606
Becton Dickinson and Co.
2.68%, 12/15/2019	25,000	25,090
3.36%, 06/06/2024	955,000	957,668
3.73%, 12/15/2024	13,000	13,315
Berkshire Hathaway Energy Co.
2.40%, 02/01/2020	45,000	45,210
3.50%, 02/01/2025	71,000	73,203
3.75%, 11/15/2023	293,000	305,107
6.13%, 04/01/2036	122,000	163,056
Berkshire Hathaway Finance Corp.
4.40%, 05/15/2042	62,000	69,866
5.40%, 05/15/2018 (E)	200,000	202,497
Berkshire Hathaway, Inc.
3.13%, 03/15/2026	370,000	374,185
3.75%, 08/15/2021 (E)	122,000	128,087
Biogen, Inc.
3.63%, 09/15/2022	122,000	126,435
5.20%, 09/15/2045	67,000	79,534
BlackRock, Inc.
3.38%, 06/01/2022	50,000	51,834
3.50%, 03/18/2024	40,000	41,575
Blackstone Holdings Finance Co. LLC
4.45%, 07/15/2045 (A)	33,000	35,422
5.88%, 03/15/2021 (A)	120,000	131,536
BMW US Capital LLC 2.25%, 09/15/2023 (A)	180,000	174,861
Boardwalk Pipelines, LP
4.45%, 07/15/2027	62,000	63,075
4.95%, 12/15/2024	258,000	276,393
5.95%, 06/01/2026	221,000	246,515

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Boston Gas Co. 4.49%, 02/15/2042 (A)	$ 24,000	$ 26,898
Boston Properties, LP
2.75%, 10/01/2026	84,000	79,242
3.20%, 01/15/2025	190,000	189,395
3.65%, 02/01/2026	329,000	334,227
3.80%, 02/01/2024	175,000	181,346
Brighthouse Financial, Inc.
3.70%, 06/22/2027 (A)	500,000	491,734
4.70%, 06/22/2047 (A)	140,000	142,819
Brixmor Operating Partnership, LP 3.85%, 02/01/2025	150,000	149,800
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
3.50%, 01/15/2028 (A)	155,000	147,763
3.63%, 01/15/2024 (A)	616,000	612,541
3.88%, 01/15/2027 (A)	336,000	330,639
Brown-Forman Corp. 4.50%, 07/15/2045	75,000	84,900
Buckeye Partners, LP
3.95%, 12/01/2026	32,000	31,453
4.35%, 10/15/2024	111,000	113,269
4.88%, 02/01/2021	220,000	231,398
5.60%, 10/15/2044	280,000	294,208
5.85%, 11/15/2043	100,000	107,709
Bunge, Ltd. Finance Corp.
3.00%, 09/25/2022	105,000	104,218
3.25%, 08/15/2026	85,000	81,232
3.50%, 11/24/2020 (E)	55,000	56,147
3.75%, 09/25/2027	147,000	144,880
Burlington Northern Santa Fe LLC
3.00%, 03/15/2023	33,000	33,619
3.05%, 03/15/2022 - 09/01/2022	86,000	87,724
3.45%, 09/15/2021	40,000	41,329
4.13%, 06/15/2047	105,000	115,051
4.40%, 03/15/2042	50,000	56,171
5.15%, 09/01/2043	231,000	285,618
5.40%, 06/01/2041	60,000	75,520
6.15%, 05/01/2037	200,000	268,094
7.95%, 08/15/2030	200,000	285,340
Capital One Bank USA NA
2.25%, 02/13/2019	250,000	249,672
3.38%, 02/15/2023	1,525,000	1,540,052
Capital One Financial Corp.
3.20%, 02/05/2025	175,000	173,288
3.75%, 04/24/2024 - 07/28/2026	260,000	262,059
4.20%, 10/29/2025	275,000	282,926
Capital One NA
2.35%, 08/17/2018	250,000	250,390
2.40%, 09/05/2019	300,000	299,596
Cardinal Health, Inc.
3.75%, 09/15/2025	68,000	69,234
4.90%, 09/15/2045	60,000	64,491
Cargill, Inc. 3.30%, 03/01/2022 (A)	110,000	111,929
Carlyle Investment Management LLC
3-Month LIBOR + 2.00%, 2.00%, 07/15/2019 (C) (D) (I)	25,145	24,925

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Caterpillar Financial Services Corp.
1.70%, 06/16/2018, MTN	$ 150,000	$ 149,914
2.10%, 06/09/2019, MTN	43,000	43,021
2.75%, 08/20/2021, MTN	60,000	60,709
2.85%, 06/01/2022, MTN	77,000	77,973
3.75%, 11/24/2023, MTN	121,000	127,292
7.15%, 02/15/2019, MTN	100,000	105,597
Caterpillar, Inc. 2.60%, 06/26/2022	31,000	31,007
CBS Corp.
3.38%, 02/15/2028	690,000	664,485
3.70%, 08/15/2024	173,000	178,014
4.00%, 01/15/2026	83,000	84,825
4.85%, 07/01/2042	100,000	104,875
4.90%, 08/15/2044	68,000	71,465
Celgene Corp.
3.25%, 08/15/2022	20,000	20,317
3.45%, 11/15/2027	350,000	349,739
3.63%, 05/15/2024	186,000	191,290
4.35%, 11/15/2047	377,000	391,601
5.70%, 10/15/2040	114,000	135,293
Centel Capital Corp. 9.00%, 10/15/2019	25,000	26,880
CenterPoint Energy Houston Electric LLC 3.00%, 02/01/2027	137,000	136,337
CenterPoint Energy Resources Corp. 4.50%, 01/15/2021	130,000	135,965
CF Industries, Inc.
4.50%, 12/01/2026 (A)	220,000	229,331
7.13%, 05/01/2020	94,000	102,488
Charter Communications Operating LLC / Charter Communications Operating Capital
3.75%, 02/15/2028	1,125,000	1,077,984
4.91%, 07/23/2025	803,000	853,738
6.38%, 10/23/2035	139,000	162,300
6.83%, 10/23/2055	120,000	144,341
Chevron Corp.
2.36%, 12/05/2022	50,000	49,604
2.41%, 03/03/2022	200,000	199,797
2.57%, 05/16/2023	200,000	199,554
2.90%, 03/03/2024	161,000	162,430
3.19%, 06/24/2023	74,000	76,044
Chevron Phillips Chemical Co. LLC / Chevron Phillips Chemical Co., LP 3.40%, 12/01/2026 (A)	95,000	97,432
Chubb INA Holdings, Inc.
2.88%, 11/03/2022	91,000	92,239
3.15%, 03/15/2025	131,000	132,539
3.35%, 05/03/2026	63,000	64,295
Cisco Systems, Inc.
1.85%, 09/20/2021	200,000	196,283
2.20%, 02/28/2021	200,000	199,366
2.95%, 02/28/2026	117,000	117,552
3.00%, 06/15/2022	222,000	226,294
Citigroup, Inc.
1.70%, 04/27/2018	300,000	299,701
1.75%, 05/01/2018	112,000	111,907
1.80%, 02/05/2018	169,000	168,982

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Citigroup, Inc. (continued)
2.15%, 07/30/2018	$ 82,000	$ 82,051
2.35%, 08/02/2021	192,000	189,907
2.40%, 02/18/2020	135,000	134,842
2.50%, 09/26/2018 - 07/29/2019	305,000	305,910
2.75%, 04/25/2022	750,000	748,482
Fixed until 07/24/2022, 2.88% (B), 07/24/2023	1,010,000	1,004,939
2.90%, 12/08/2021	300,000	301,974
3.20%, 10/21/2026	194,000	192,484
3.40%, 05/01/2026	250,000	251,493
Fixed until 07/24/2027, 3.67% (B), 07/24/2028	450,000	456,547
3.88%, 03/26/2025	100,000	102,365
Fixed until 01/10/2027, 3.89% (B), 01/10/2028	875,000	905,697
4.13%, 07/25/2028	403,000	415,354
4.30%, 11/20/2026	250,000	261,430
4.40%, 06/10/2025	573,000	604,821
4.45%, 09/29/2027	240,000	254,089
4.75%, 05/18/2046	400,000	440,940
5.50%, 09/13/2025	115,000	129,552
Fixed until 11/15/2019, 5.80% (B), 11/15/2019 (F)	195,000	202,069
Fixed until 03/27/2020, 5.88% (B), 03/27/2020 (F)	395,000	409,812
Citizens Financial Group, Inc.
2.38%, 07/28/2021	39,000	38,490
4.30%, 12/03/2025	60,000	62,933
Cleveland Electric Illuminating Co.
3.50%, 04/01/2028 (A)	277,000	277,302
5.50%, 08/15/2024	100,000	113,840
8.88%, 11/15/2018	70,000	73,956
CME Group, Inc. 3.00%, 09/15/2022 - 03/15/2025	226,000	229,412
CMS Energy Corp.
2.95%, 02/15/2027	213,000	205,568
3.45%, 08/15/2027	390,000	393,447
3.88%, 03/01/2024	100,000	104,613
8.75%, 06/15/2019	17,000	18,498
CNA Financial Corp. 3.45%, 08/15/2027	160,000	157,673
Columbia Pipeline Group, Inc. 4.50%, 06/01/2025	400,000	425,896
Comcast Corp.
2.75%, 03/01/2023	53,000	53,254
3.00%, 02/01/2024	200,000	201,324
3.15%, 02/15/2028 (E)	1,180,000	1,183,772
3.20%, 07/15/2036	200,000	190,183
4.00%, 11/01/2049	23,000	23,552
4.05%, 11/01/2052	58,000	59,347
4.20%, 08/15/2034	378,000	403,889
4.25%, 01/15/2033	439,000	478,495
4.60%, 08/15/2045	195,000	218,724
4.75%, 03/01/2044	215,000	246,555
6.50%, 11/15/2035	210,000	283,908
7.05%, 03/15/2033	90,000	125,224
Comerica, Inc. 3.80%, 07/22/2026	180,000	182,610
Commonwealth Edison Co.
2.55%, 06/15/2026	275,000	265,940
3.65%, 06/15/2046	81,000	81,815

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Connecticut Light & Power Co. 3.20%, 03/15/2027	$ 130,000	$ 131,858
ConocoPhillips 5.90%, 10/15/2032	150,000	185,748
ConocoPhillips Co.
4.15%, 11/15/2034	430,000	456,899
4.20%, 03/15/2021	138,000	145,116
4.95%, 03/15/2026	150,000	170,262
ConocoPhillips Holding Co. 6.95%, 04/15/2029	130,000	170,743
Consolidated Edison Co. of New York, Inc.
3.88%, 06/15/2047	250,000	261,455
Series C,
4.00%, 11/15/2057	225,000	235,570
4.20%, 03/15/2042	25,000	27,145
Constellation Brands, Inc.
2.70%, 05/09/2022	175,000	174,143
4.25%, 05/01/2023	60,000	63,472
Consumers Energy Co.
2.85%, 05/15/2022	8,000	8,079
3.25%, 08/15/2046	52,000	49,933
4.35%, 08/31/2064	32,000	34,644
5.65%, 04/15/2020	110,000	118,426
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	33,492	34,911
Corning, Inc. 4.38%, 11/15/2057	135,000	134,015
Costco Wholesale Corp. 2.75%, 05/18/2024	142,000	141,871
Cox Communications, Inc.
3.15%, 08/15/2024 (A)	270,000	265,919
3.25%, 12/15/2022 (A)	140,000	140,276
3.35%, 09/15/2026 (A)	67,000	65,475
3.50%, 08/15/2027 (A)	165,000	162,748
4.60%, 08/15/2047 (A)	118,000	119,095
4.80%, 02/01/2035 (A)	250,000	254,764
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	200,000	199,955
Crown Castle International Corp.
4.00%, 03/01/2027	47,000	48,054
4.88%, 04/15/2022	246,000	263,801
5.25%, 01/15/2023	80,000	87,596
Crown Castle Towers LLC 3.22%, 05/15/2042 (A)	104,000	105,043
CSX Corp.
3.25%, 06/01/2027	560,000	559,453
3.40%, 08/01/2024	100,000	102,775
4.25%, 06/01/2021	23,000	24,163
4.75%, 05/30/2042	27,000	30,259
6.00%, 10/01/2036, MTN	70,000	89,753
CVS Health Corp.
2.75%, 12/01/2022	80,000	78,807
4.00%, 12/05/2023	138,000	143,481
CVS Pass-Through Trust
4.70%, 01/10/2036 (A)	62,189	65,774
5.93%, 01/10/2034 (A)	215,834	246,039
6.20%, 10/10/2025 (A)	98,798	107,692

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Daimler Finance North America LLC
2.25%, 09/03/2019 (A)	$ 150,000	$ 149,561
2.38%, 08/01/2018 (A)	151,000	151,319
2.88%, 03/10/2021 (A)	250,000	252,035
Danaher Corp. 2.40%, 09/15/2020	56,000	56,211
Darden Restaurants, Inc. 3.85%, 05/01/2027 (E)	330,000	336,311
DDR Corp.
3.38%, 05/15/2023	170,000	169,405
3.63%, 02/01/2025	100,000	98,364
Deere & Co.
2.60%, 06/08/2022	15,000	15,017
3.90%, 06/09/2042 (E)	13,000	14,068
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (A)	1,363,000	1,502,869
Delmarva Power & Light Co.
4.00%, 06/01/2042	47,000	48,377
4.15%, 05/15/2045	140,000	153,245
Delta Air Lines Pass-Through Trust
3.63%, 01/30/2029	274,334	284,490
4.75%, 11/07/2021	19,829	20,622
Devon Energy Corp.
3.25%, 05/15/2022 (E)	139,000	141,390
5.60%, 07/15/2041	24,000	28,288
Diageo Investment Corp. 8.00%, 09/15/2022	40,000	49,090
Digital Realty Trust, LP 3.70%, 08/15/2027	89,000	89,648
Discover Bank
4.20%, 08/08/2023	700,000	735,085
4.25%, 03/13/2026 (E)	250,000	260,737
Discovery Communications LLC
3.30%, 05/15/2022	190,000	191,391
3.95%, 03/20/2028	225,000	223,798
4.38%, 06/15/2021	137,000	143,328
5.00%, 09/20/2037	215,000	222,760
6.35%, 06/01/2040	50,000	58,820
Dominion Energy Gas Holdings LLC
2.50%, 12/15/2019	100,000	100,157
2.80%, 11/15/2020	59,000	59,453
4.60%, 12/15/2044	407,000	447,774
Dominion Energy, Inc.
2.75%, 01/15/2022	132,000	131,792
2.85%, 08/15/2026	617,000	595,861
4.90%, 08/01/2041	11,000	12,712
5.25%, 08/01/2033	90,000	105,307
6.30%, 03/15/2033	50,000	63,522
Dow Chemical Co.
3.00%, 11/15/2022	38,000	38,201
4.13%, 11/15/2021	38,000	39,844
5.25%, 11/15/2041	17,000	19,797
8.55%, 05/15/2019	40,000	43,327
8.85%, 09/15/2021	190,000	230,007
Dr Pepper Snapple Group, Inc. 3.43%, 06/15/2027 (A)	75,000	75,123
DTE Electric Co.
2.65%, 06/15/2022	13,000	13,014
3.70%, 03/15/2045	123,000	126,740
3.95%, 06/15/2042	20,000	21,047

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
DTE Energy Co.
2.40%, 12/01/2019	$ 31,000	$ 30,952
3.50%, 06/01/2024	111,000	113,528
3.85%, 12/01/2023	64,000	66,548
Duke Energy Carolinas LLC
3.70%, 12/01/2047	125,000	128,767
3.88%, 03/15/2046	190,000	199,255
3.90%, 06/15/2021	100,000	104,484
4.25%, 12/15/2041	17,000	18,711
6.00%, 12/01/2028	100,000	123,932
Duke Energy Corp.
3.15%, 08/15/2027	440,000	436,819
3.95%, 08/15/2047	170,000	174,699
Duke Energy Florida LLC 5.90%, 03/01/2033	60,000	73,683
Duke Energy Indiana LLC 3.75%, 05/15/2046	100,000	102,576
Duke Energy Ohio, Inc. 3.80%, 09/01/2023 (E)	136,000	143,007
Duke Energy Progress LLC
2.80%, 05/15/2022	32,000	32,299
3.00%, 09/15/2021	67,000	68,309
3.25%, 08/15/2025	106,000	108,206
3.70%, 10/15/2046	113,000	115,414
4.15%, 12/01/2044	450,000	490,835
4.20%, 08/15/2045	130,000	143,371
4.38%, 03/30/2044	44,000	50,002
5.70%, 04/01/2035	100,000	122,190
Duke Realty, LP
3.25%, 06/30/2026	36,000	35,680
3.63%, 04/15/2023	146,000	149,557
Duquesne Light Holdings, Inc. 3.62%, 08/01/2027 (A)	160,000	159,928
DXC Technology Co. 4.25%, 04/15/2024	99,000	103,123
E*TRADE Financial Corp. 3.80%, 08/24/2027	46,000	45,850
E.I. du Pont de Nemours & Co.
4.15%, 02/15/2043	44,000	45,305
5.60%, 12/15/2036	40,000	48,603
6.00%, 07/15/2018	30,000	30,636
Eaton Corp.
3.10%, 09/15/2027	145,000	142,459
4.00%, 11/02/2032	21,000	21,684
5.80%, 03/15/2037	130,000	157,432
6.95%, 03/20/2019	60,000	63,117
eBay, Inc.
2.60%, 07/15/2022	450,000	445,942
3.45%, 08/01/2024	139,000	141,266
Ecolab, Inc.
2.25%, 01/12/2020	80,000	79,959
3.25%, 01/14/2023	66,000	67,482
3.95%, 12/01/2047 (A)	122,000	124,709
5.50%, 12/08/2041	15,000	18,779
Edison International
2.40%, 09/15/2022	70,000	68,484
2.95%, 03/15/2023	485,000	485,755

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Emera US Finance, LP 4.75%, 06/15/2046	$ 235,000	$ 257,284
Energy Transfer Partners, LP Series B,
Fixed until 02/15/2028, 6.63% (B), 02/15/2028 (F)	200,000	194,250
Energy Transfer, LP
3.60%, 02/01/2023	56,000	56,059
4.05%, 03/15/2025	118,000	117,912
4.75%, 01/15/2026	96,000	99,598
4.90%, 02/01/2024	120,000	126,900
5.15%, 02/01/2043	315,000	298,291
6.05%, 06/01/2041	325,000	348,222
6.50%, 02/01/2042	36,000	40,763
Energy Transfer, LP / Regency Energy Finance Corp. 5.00%, 10/01/2022	120,000	127,917
Eni USA, Inc. 7.30%, 11/15/2027	150,000	187,699
EnLink Midstream Partners, LP
4.15%, 06/01/2025	245,000	247,556
5.05%, 04/01/2045	58,000	57,287
Entergy Arkansas, Inc. 3.50%, 04/01/2026	61,000	62,946
Entergy Corp. 2.95%, 09/01/2026	285,000	277,289
Entergy Louisiana LLC
2.40%, 10/01/2026	118,000	111,702
3.05%, 06/01/2031	107,000	103,664
Entergy Mississippi, Inc. 2.85%, 06/01/2028	251,000	243,025
Enterprise Products Operating LLC
3.35%, 03/15/2023	204,000	208,021
3.70%, 02/15/2026	10,000	10,239
3.75%, 02/15/2025	488,000	503,175
3.90%, 02/15/2024	383,000	399,086
4.85%, 03/15/2044	166,000	180,698
4.90%, 05/15/2046	240,000	264,431
4.95%, 10/15/2054	35,000	38,293
5.10%, 02/15/2045	65,000	74,169
Fixed until 08/16/2027, 5.25% (B), 08/16/2077	230,000	227,700
5.75%, 03/01/2035	100,000	116,882
5.95%, 02/01/2041	36,000	44,433
6.88%, 03/01/2033	400,000	525,786
7.55%, 04/15/2038	120,000	168,065
EOG Resources, Inc.
2.63%, 03/15/2023	47,000	46,461
4.10%, 02/01/2021	80,000	83,414
EPR Properties 4.50%, 06/01/2027	412,000	414,344
EQT Corp. 3.90%, 10/01/2027	161,000	160,055
ERAC USA Finance LLC
4.50%, 08/16/2021 - 02/15/2045 (A)	285,000	297,022
5.25%, 10/01/2020 (A)	8,000	8,538
5.63%, 03/15/2042 (A)	37,000	43,689
6.70%, 06/01/2034 (A)	44,000	55,537

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
ERP Operating, LP
2.38%, 07/01/2019	$ 32,000	$ 32,080
2.85%, 11/01/2026	96,000	93,128
3.00%, 04/15/2023	150,000	151,764
4.63%, 12/15/2021	19,000	20,352
Exelon Corp.
2.45%, 04/15/2021	55,000	54,751
3.40%, 04/15/2026	63,000	63,021
3.50%, 06/01/2022	715,000	728,657
3.95%, 06/15/2025	245,000	255,323
Exelon Generation Co. LLC
2.95%, 01/15/2020	175,000	176,781
3.40%, 03/15/2022	246,000	250,134
Express Scripts Holding Co.
3.00%, 07/15/2023	51,000	50,645
3.05%, 11/30/2022	130,000	129,779
3.40%, 03/01/2027	215,000	210,982
3.50%, 06/15/2024	90,000	90,796
4.50%, 02/25/2026	144,000	152,814
4.80%, 07/15/2046	62,000	65,955
Exxon Mobil Corp.
2.73%, 03/01/2023	495,000	498,505
4.11%, 03/01/2046	128,000	143,262
FedEx Corp.
3.90%, 02/01/2035	223,000	226,542
4.10%, 02/01/2045	175,000	180,387
Fifth Third Bancorp 2.88%, 07/27/2020	205,000	207,167
Fifth Third Bank 2.38%, 04/25/2019	300,000	300,868
FirstEnergy Corp.
3.90%, 07/15/2027	248,000	254,112
4.85%, 07/15/2047	146,000	162,934
FirstEnergy Transmission LLC 4.35%, 01/15/2025 (A)	260,000	274,293
Florida Power & Light Co.
4.95%, 06/01/2035	70,000	82,945
5.13%, 06/01/2041	30,000	36,885
5.63%, 04/01/2034	100,000	125,910
Fluor Corp. 3.38%, 09/15/2021	149,000	152,323
Ford Motor Co. 7.45%, 07/16/2031	820,000	1,071,915
Ford Motor Credit Co. LLC
2.24%, 06/15/2018	200,000	200,189
2.38%, 01/16/2018	200,000	200,024
3.34%, 03/18/2021 - 03/28/2022	697,000	706,085
3.66%, 09/08/2024	200,000	202,578
3.81%, 01/09/2024	200,000	204,172
3.82%, 11/02/2027	300,000	300,078
4.13%, 08/04/2025	210,000	217,186
4.39%, 01/08/2026, MTN	765,000	802,634
General Electric Co.
2.10%, 12/11/2019	86,000	85,755
2.20%, 01/09/2020, MTN	172,000	171,825
2.70%, 10/09/2022	34,000	33,948
3.15%, 09/07/2022, MTN	250,000	253,952
3.45%, 05/15/2024, MTN	292,000	301,239

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
General Electric Co. (continued)
4.38%, 09/16/2020, MTN	$ 104,000	$ 109,244
4.65%, 10/17/2021, MTN	222,000	239,013
Fixed until 01/21/2021, 5.00% (B), 01/21/2021 (F)	360,000	371,016
5.50%, 01/08/2020, MTN	60,000	63,707
5.63%, 05/01/2018, MTN	140,000	141,670
6.00%, 08/07/2019, MTN	101,000	107,019
General Motors Co.
5.00%, 04/01/2035	785,000	831,891
5.15%, 04/01/2038	250,000	266,538
6.60%, 04/01/2036	540,000	657,930
General Motors Financial Co., Inc.
3.25%, 05/15/2018	20,000	20,075
3.45%, 04/10/2022	145,000	146,933
3.50%, 11/07/2024	240,000	239,510
3.70%, 05/09/2023	205,000	209,084
3.95%, 04/13/2024	360,000	370,616
4.00%, 01/15/2025 - 10/06/2026	475,000	485,492
4.30%, 07/13/2025	105,000	109,420
4.35%, 01/17/2027	453,000	471,142
Georgia Power Co. 3.25%, 04/01/2026	49,000	49,132
Gilead Sciences, Inc.
2.50%, 09/01/2023	16,000	15,796
3.25%, 09/01/2022	120,000	123,506
3.50%, 02/01/2025	20,000	20,684
3.70%, 04/01/2024	484,000	506,356
4.00%, 09/01/2036	233,000	246,497
4.15%, 03/01/2047	95,000	101,049
4.60%, 09/01/2035	157,000	176,904
Glencore Funding LLC
4.00%, 03/27/2027 (A)	250,000	251,004
4.63%, 04/29/2024 (A)	220,000	232,276
Goldman Sachs Group, Inc.
2.35%, 11/15/2021	1,209,000	1,190,671
2.60%, 04/23/2020	63,000	63,086
Fixed until 10/31/2021, 2.88% (B), 10/31/2022	250,000	249,284
Fixed until 07/24/2022, 2.91% (B), 07/24/2023	1,040,000	1,032,738
Fixed until 06/05/2022, 2.91% (B), 06/05/2023	1,681,000	1,669,823
3.00%, 04/26/2022	90,000	90,353
Fixed until 09/29/2024, 3.27% (B), 09/29/2025	484,000	482,050
3.50%, 01/23/2025 - 11/16/2026	1,022,000	1,035,386
3.63%, 01/22/2023	500,000	516,516
Fixed until 06/05/2027, 3.69% (B), 06/05/2028	523,000	530,561
3.75%, 05/22/2025	399,000	411,070
3.85%, 01/26/2027	490,000	503,062
Fixed unttil 10/31/2037, 4.02% (B), 10/31/2038	370,000	380,505
Fixed until 11/10/2022, 5.00% (B), 11/10/2022 (F)	705,000	693,720
5.15%, 05/22/2045	458,000	531,117
5.38%, 03/15/2020, MTN	606,000	642,561
5.75%, 01/24/2022	160,000	177,413
5.95%, 01/18/2018	115,000	115,181
6.00%, 06/15/2020, MTN	220,000	237,867
7.50%, 02/15/2019, MTN	435,000	459,723

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Goodman US Finance Four LLC 4.50%, 10/15/2037 (A)	$ 116,000	$ 119,881
Goodman US Finance Three LLC 3.70%, 03/15/2028 (A)	561,000	556,683
Government Properties Income Trust 4.00%, 07/15/2022	251,000	252,517
Great Plains Energy, Inc. 4.85%, 06/01/2021	74,000	78,378
Great-West Lifeco Finance Delaware, LP 4.15%, 06/03/2047 (A)	200,000	209,918
GTP Acquisition Partners I LLC
2.35%, 06/15/2045 (A)	39,000	38,673
3.48%, 06/15/2050 (A)	36,000	35,727
Guardian Life Global Funding 2.00%, 04/26/2021 (A)	150,000	146,938
Guardian Life Insurance Co. of America 4.85%, 01/24/2077 (A)	44,000	48,317
Gulf Power Co. 3.30%, 05/30/2027	235,000	236,465
Gulf South Pipeline Co., LP 4.00%, 06/15/2022	150,000	154,052
Halliburton Co.
3.50%, 08/01/2023	107,000	110,040
4.85%, 11/15/2035	157,000	176,129
7.60%, 08/15/2096 (A)	40,000	56,791
8.75%, 02/15/2021	100,000	117,538
Harris Corp.
2.70%, 04/27/2020	685,000	687,754
3.83%, 04/27/2025	685,000	709,888
4.85%, 04/27/2035	70,000	78,231
Hasbro, Inc. 3.50%, 09/15/2027	144,000	140,731
HCP, Inc.
3.40%, 02/01/2025	38,000	37,665
3.75%, 02/01/2019	200,000	202,405
3.88%, 08/15/2024	497,000	508,703
4.00%, 06/01/2025	407,000	418,952
4.20%, 03/01/2024	127,000	132,866
Hess Corp.
4.30%, 04/01/2027	275,000	275,673
6.00%, 01/15/2040	150,000	165,758
7.13%, 03/15/2033	280,000	337,795
Home Depot, Inc.
2.13%, 09/15/2026	54,000	50,558
2.63%, 06/01/2022	150,000	150,837
3.00%, 04/01/2026	53,000	53,069
3.50%, 09/15/2056	187,000	179,891
3.75%, 02/15/2024	110,000	115,976
4.20%, 04/01/2043	103,000	113,445
HP, Inc.
3.75%, 12/01/2020	25,000	25,798
4.30%, 06/01/2021	32,000	33,550
4.38%, 09/15/2021	60,000	63,156
4.65%, 12/09/2021	87,000	92,473
HSBC USA, Inc. 1.63%, 01/16/2018	200,000	199,985
Huntington Bancshares, Inc. 2.30%, 01/14/2022	271,000	266,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Huntington National Bank 2.00%, 06/30/2018	$ 250,000	$ 250,094
Hyundai Capital America
2.00%, 07/01/2019 (A)	64,000	63,234
2.40%, 10/30/2018 (A)	120,000	119,884
Illinois Tool Works, Inc.
3.50%, 03/01/2024	100,000	104,674
4.88%, 09/15/2041	192,000	231,083
Indiana Michigan Power Co.
3.20%, 03/15/2023	120,000	121,547
3.75%, 07/01/2047	130,000	132,143
Ingersoll-Rand Global Holding Co., Ltd. 2.88%, 01/15/2019	71,000	71,364
Intel Corp.
2.60%, 05/19/2026	155,000	151,072
2.88%, 05/11/2024	538,000	542,935
3.10%, 07/29/2022	15,000	15,430
3.30%, 10/01/2021	15,000	15,556
3.70%, 07/29/2025	104,000	109,797
3.73%, 12/08/2047 (A)	34,000	35,307
4.00%, 12/15/2032	181,000	199,172
4.10%, 05/11/2047	245,000	269,940
Intercontinental Exchange, Inc.
2.50%, 10/15/2018	147,000	147,584
4.00%, 10/15/2023	115,000	122,123
International Business Machines Corp.
1.80%, 05/17/2019	100,000	99,740
2.25%, 02/19/2021	279,000	278,188
3.45%, 02/19/2026	230,000	237,689
3.63%, 02/12/2024	145,000	151,833
7.00%, 10/30/2025	50,000	63,969
International Lease Finance Corp.
3.88%, 04/15/2018	614,000	616,812
5.88%, 08/15/2022	150,000	166,180
8.63%, 01/15/2022	360,000	433,559
International Paper Co.
3.00%, 02/15/2027	150,000	145,432
7.30%, 11/15/2039	100,000	140,870
8.70%, 06/15/2038	70,000	105,876
ITC Holdings Corp.
2.70%, 11/15/2022 (A)	200,000	199,638
3.35%, 11/15/2027 (A)	485,000	485,352
3.65%, 06/15/2024	205,000	210,301
Jackson National Life Global Funding
1.88%, 10/15/2018 (A)	113,000	112,887
2.25%, 04/29/2021 (A)	730,000	722,215
2.50%, 06/27/2022 (A)	100,000	98,887
3.05%, 04/29/2026 (A)	81,000	79,756
3.25%, 01/30/2024 (A)	29,000	29,290
4.70%, 06/01/2018 (A)	100,000	101,160
JB Hunt Transport Services, Inc. 3.30%, 08/15/2022	535,000	541,944
Jefferies Group LLC 6.88%, 04/15/2021	245,000	274,082
Jefferies Group LLC / Jefferies Group Capital Finance, Inc. 4.85%, 01/15/2027 (E)	52,000	55,283

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Jersey Central Power & Light Co.
4.30%, 01/15/2026 (A)	$ 320,000	$ 333,962
6.15%, 06/01/2037	80,000	99,127
John Deere Capital Corp.
1.35%, 01/16/2018, MTN	63,000	62,987
1.60%, 07/13/2018, MTN	179,000	178,781
1.70%, 01/15/2020	30,000	29,708
2.45%, 09/11/2020, MTN	33,000	33,164
2.75%, 03/15/2022, MTN	25,000	25,192
2.80%, 09/08/2027, MTN	100,000	98,158
3.15%, 10/15/2021, MTN	20,000	20,500
3.35%, 06/12/2024, MTN	166,000	170,937
John Sevier Combined Cycle Generation LLC 4.63%, 01/15/2042	71,944	79,367
Johnson & Johnson 3.40%, 01/15/2038	568,000	581,781
Kansas City Power & Light Co.
3.15%, 03/15/2023	47,000	47,215
5.30%, 10/01/2041	60,000	71,026
Kellogg Co. 3.40%, 11/15/2027	620,000	617,009
Kerr-McGee Corp. 7.88%, 09/15/2031	180,000	239,158
KeyBank NA 3.40%, 05/20/2026, MTN	405,000	403,489
KeyCorp
2.90%, 09/15/2020, MTN	84,000	84,786
5.10%, 03/24/2021, MTN	141,000	151,952
KeySpan Gas East Corp. 2.74%, 08/15/2026 (A)	402,000	390,786
Kimberly-Clark Corp. 2.40%, 03/01/2022 - 06/01/2023	114,000	112,964
Kimco Realty Corp. 3.80%, 04/01/2027	200,000	201,998
Kinder Morgan Energy Partners, LP 5.63%, 09/01/2041	230,000	244,378
Kinder Morgan Finance Co. LLC 6.00%, 01/15/2018 (A)	675,000	676,187
Kinder Morgan, Inc. 5.30%, 12/01/2034	170,000	181,350
Kraft Heinz Foods Co.
2.80%, 07/02/2020	350,000	352,018
3.50%, 06/06/2022	51,000	52,186
3.95%, 07/15/2025	293,000	302,631
4.38%, 06/01/2046	415,000	411,078
5.00%, 07/15/2035 - 06/04/2042	315,000	343,627
5.20%, 07/15/2045	169,000	185,903
6.13%, 08/23/2018	65,000	66,681
6.50%, 02/09/2040	100,000	126,872
6.88%, 01/26/2039	164,000	215,889
Kroger Co.
3.40%, 04/15/2022	95,000	97,242
3.70%, 08/01/2027 (E)	135,000	136,699
3.88%, 10/15/2046	205,000	187,676
4.00%, 02/01/2024	90,000	93,504
6.15%, 01/15/2020	30,000	32,233
6.90%, 04/15/2038	230,000	297,329
8.00%, 09/15/2029	125,000	165,968

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
L3 Technologies, Inc. 3.85%, 12/15/2026	$ 105,000	$ 107,972
Laboratory Corp. of America Holdings
3.20%, 02/01/2022	138,000	140,697
3.60%, 09/01/2027	145,000	145,355
Legg Mason, Inc. 3.95%, 07/15/2024	115,000	117,651
Liberty Mutual Group, Inc. 4.95%, 05/01/2022 (A)	100,000	107,904
Liberty Mutual Insurance Co. 8.50%, 05/15/2025 (A)	220,000	284,383
Liberty Property, LP
3.25%, 10/01/2026	54,000	53,145
4.40%, 02/15/2024	95,000	101,362
Lincoln National Corp.
4.00%, 09/01/2023	100,000	104,391
4.20%, 03/15/2022	206,000	216,937
Lockheed Martin Corp.
2.90%, 03/01/2025	135,000	134,572
3.10%, 01/15/2023	73,000	74,174
3.55%, 01/15/2026	825,000	856,660
4.07%, 12/15/2042	108,000	113,696
4.09%, 09/15/2052	121,000	126,664
4.50%, 05/15/2036	250,000	280,325
Lowe’s Cos., Inc.
3.10%, 05/03/2027	425,000	426,502
3.13%, 09/15/2024	50,000	50,771
3.38%, 09/15/2025	179,000	184,439
4.65%, 04/15/2042	43,000	49,139
Macy’s Retail Holdings, Inc. 4.30%, 02/15/2043	180,000	144,720
Magellan Health, Inc. 4.40%, 09/22/2024	375,000	377,441
Magellan Midstream Partners, LP
3.20%, 03/15/2025	59,000	58,044
4.20%, 12/01/2042	75,000	73,703
4.25%, 02/01/2021	234,000	244,172
5.15%, 10/15/2043	62,000	70,132
Marathon Oil Corp. 2.80%, 11/01/2022	100,000	99,026
Marathon Petroleum Corp.
3.63%, 09/15/2024	96,000	97,904
4.75%, 09/15/2044	190,000	198,517
Marsh & McLennan Cos., Inc.
2.35%, 03/06/2020	191,000	190,892
2.75%, 01/30/2022	19,000	19,038
3.30%, 03/14/2023	25,000	25,622
3.50%, 03/10/2025	93,000	95,813
Martin Marietta Materials, Inc.
3.45%, 06/01/2027	351,000	345,991
3.50%, 12/15/2027	75,000	74,440
4.25%, 12/15/2047	180,000	178,104
Masco Corp.
3.50%, 04/01/2021 - 11/15/2027	265,000	265,718
4.50%, 05/15/2047	165,000	167,888
Massachusetts Electric Co. 4.00%, 08/15/2046 (A)	113,000	119,992

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Massachusetts Mutual Life Insurance Co.
5.38%, 12/01/2041 (A)	$ 33,000	$ 40,152
7.63%, 11/15/2023 (A)	250,000	298,067
MassMutual Global Funding II
2.00%, 04/15/2021 (A)	400,000	393,772
2.10%, 08/02/2018 (A)	112,000	112,146
2.50%, 10/17/2022 (A)	100,000	98,944
McCormick & Co., Inc.
2.70%, 08/15/2022	105,000	104,920
3.15%, 08/15/2024	375,000	376,987
3.40%, 08/15/2027	66,000	66,864
McDonald’s Corp.
4.60%, 05/26/2045, MTN	205,000	228,845
4.70%, 12/09/2035, MTN	39,000	44,299
6.30%, 10/15/2037, MTN	71,000	95,357
Mead Johnson Nutrition Co.
4.13%, 11/15/2025	238,000	252,425
4.60%, 06/01/2044	70,000	78,044
Medco Health Solutions, Inc. 4.13%, 09/15/2020	90,000	93,394
Medtronic, Inc.
3.13%, 03/15/2022	72,000	73,586
4.38%, 03/15/2035	614,000	692,171
Merck & Co., Inc.
2.40%, 09/15/2022	109,000	108,609
2.80%, 05/18/2023	18,000	18,150
3.70%, 02/10/2045	20,000	20,879
MetLife, Inc.
3.00%, 03/01/2025	290,000	290,265
4.13%, 08/13/2042	335,000	354,619
Fixed until 06/15/2020, 5.25% (B), 06/15/2020 (F)	330,000	343,114
6.40%, 12/15/2066	60,000	69,019
Metropolitan Edison Co. 4.00%, 04/15/2025 (A)	85,000	87,350
Metropolitan Life Global Funding I
1.50%, 01/10/2018 (A)	100,000	99,989
3.00%, 01/10/2023 - 09/19/2027 (A)	320,000	319,637
3.65%, 06/14/2018 (A)	120,000	120,878
3.88%, 04/11/2022 (A)	300,000	314,597
Microsoft Corp.
2.38%, 02/12/2022 - 05/01/2023	176,000	175,027
2.40%, 08/08/2026	270,000	260,379
2.88%, 02/06/2024	458,000	464,630
3.30%, 02/06/2027	167,000	172,261
3.50%, 02/12/2035	468,000	486,937
3.70%, 08/08/2046	240,000	250,203
3.75%, 02/12/2045	145,000	152,757
3.95%, 08/08/2056	88,000	93,931
4.00%, 02/12/2055	71,000	75,958
4.10%, 02/06/2037	571,000	637,526
4.50%, 02/06/2057	233,000	275,901
MidAmerican Energy Co.
3.10%, 05/01/2027	193,000	193,981
3.50%, 10/15/2024	122,000	127,301
Monsanto Co. 4.70%, 07/15/2064	18,000	18,784

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Morgan Stanley
1.88%, 01/05/2018	$ 99,000	$ 98,998
2.38%, 07/23/2019, MTN	355,000	355,399
2.65%, 01/27/2020	344,000	345,553
2.75%, 05/19/2022	150,000	149,449
Fixed until 07/22/2027, 3.59% (B), 07/22/2028	1,411,000	1,423,987
3.63%, 01/20/2027	200,000	204,691
3.70%, 10/23/2024, MTN	167,000	172,566
3.75%, 02/25/2023, MTN	284,000	294,327
Fixed until 07/22/2037, 3.97% (B), 07/22/2038	330,000	341,713
4.00%, 07/23/2025, MTN	731,000	765,394
4.30%, 01/27/2045	239,000	257,780
4.38%, 01/22/2047	315,000	345,297
5.00%, 11/24/2025	334,000	365,477
Fixed until 07/15/2019, 5.45% (B), 07/15/2019 (F)	485,000	497,852
5.50%, 07/28/2021, MTN	620,000	678,180
5.63%, 09/23/2019, MTN	470,000	495,293
6.63%, 04/01/2018, MTN	200,000	202,191
7.30%, 05/13/2019, MTN	470,000	501,072
Mosaic Co.
3.25%, 11/15/2022	200,000	198,250
4.05%, 11/15/2027	135,000	135,354
4.25%, 11/15/2023 (E)	207,000	214,352
4.88%, 11/15/2041	13,000	12,929
5.45%, 11/15/2033	255,000	277,709
5.63%, 11/15/2043	140,000	150,845
MPLX, LP
4.13%, 03/01/2027	290,000	297,029
4.88%, 12/01/2024	165,000	177,853
5.20%, 03/01/2047	81,000	88,892
MUFG Americas Holdings Corp. 2.25%, 02/10/2020	11,000	10,940
Mylan, Inc.
2.60%, 06/24/2018	155,000	155,258
3.13%, 01/15/2023 (A)	220,000	216,946
5.40%, 11/29/2043	40,000	43,601
Nabors Industries, Inc.
4.63%, 09/15/2021	170,000	161,925
5.00%, 09/15/2020	110,000	109,725
National Retail Properties, Inc.
3.50%, 10/15/2027	100,000	98,252
3.60%, 12/15/2026	124,000	122,955
National Rural Utilities Cooperative Finance Corp.
2.70%, 02/15/2023	405,000	404,678
2.85%, 01/27/2025	235,000	233,341
2.95%, 02/07/2024	61,000	61,458
3.05%, 04/25/2027	92,000	91,324
Nationwide Mutual Insurance Co.
8.25%, 12/01/2031 (A)	250,000	360,444
9.38%, 08/15/2039 (A)	80,000	136,056
NBCUniversal Media LLC 4.38%, 04/01/2021	150,000	158,982
Nevada Power Co.
5.38%, 09/15/2040	80,000	99,277
5.45%, 05/15/2041	40,000	49,549
6.50%, 08/01/2018	25,000	25,644

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Nevada Power Co. (continued)
6.65%, 04/01/2036	$ 100,000	$ 138,976
7.13%, 03/15/2019	50,000	52,878
New England Power Co. 3.80%, 12/05/2047 (A)	302,000	308,756
New York Life Global Funding
1.55%, 11/02/2018 (A)	286,000	285,007
2.00%, 04/13/2021 (A)	230,000	226,986
2.35%, 07/14/2026 (A)	75,000	71,583
New York State Electric & Gas Corp. 3.25%, 12/01/2026 (A)	83,000	83,680
Newell Brands, Inc. 4.20%, 04/01/2026	275,000	287,212
NextEra Energy Capital Holdings, Inc.
2.40%, 09/15/2019	106,000	106,272
3.55%, 05/01/2027	45,000	45,839
Niagara Mohawk Power Corp. 3.51%, 10/01/2024 (A)	141,000	145,945
NiSource Finance Corp.
3.85%, 02/15/2023	50,000	51,851
3.95%, 03/30/2048	165,000	169,026
5.65%, 02/01/2045	89,000	111,447
5.80%, 02/01/2042	67,000	83,014
6.25%, 12/15/2040	100,000	129,414
6.80%, 01/15/2019	13,000	13,586
Nissan Motor Acceptance Corp.
1.80%, 03/15/2018 (A)	214,000	213,978
1.90%, 09/14/2021 (A)	78,000	75,882
2.60%, 09/28/2022 (A)	385,000	380,185
Noble Energy, Inc.
3.85%, 01/15/2028 (E)	90,000	90,275
5.05%, 11/15/2044	155,000	166,028
5.63%, 05/01/2021	88,000	90,392
6.00%, 03/01/2041	57,000	67,413
Nordstrom, Inc. 4.00%, 10/15/2021 (E)	21,000	21,722
Norfolk Southern Corp.
2.90%, 06/15/2026	325,000	319,691
3.15%, 06/01/2027	335,000	334,147
3.25%, 12/01/2021	11,000	11,272
3.85%, 01/15/2024	125,000	131,888
3.95%, 10/01/2042	25,000	25,614
4.05%, 08/15/2052 (A)	127,000	131,631
Northern States Power Co. 6.25%, 06/01/2036	70,000	94,540
Northern Trust Corp. Fixed until 05/08/2027, 3.38% (B), 05/08/2032	645,000	642,609
Northrop Grumman Corp.
1.75%, 06/01/2018	40,000	39,973
2.55%, 10/15/2022	255,000	253,183
3.20%, 02/01/2027	112,000	112,418
3.25%, 01/15/2028	710,000	711,037
3.85%, 04/15/2045	44,000	44,348
Northrop Grumman Systems Corp. 7.75%, 02/15/2031	80,000	113,978
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	145,964	157,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Novartis Capital Corp.
2.40%, 09/21/2022	$ 80,000	$ 79,553
3.40%, 05/06/2024	165,000	171,594
Nucor Corp.
4.00%, 08/01/2023	70,000	73,296
5.20%, 08/01/2043	107,000	129,634
6.40%, 12/01/2037	200,000	267,762
O’Reilly Automotive, Inc. 3.60%, 09/01/2027	142,000	142,522
Occidental Petroleum Corp.
2.70%, 02/15/2023 (E)	88,000	88,055
3.40%, 04/15/2026	35,000	35,844
3.50%, 06/15/2025	68,000	70,417
4.63%, 06/15/2045	26,000	29,474
Ohio Power Co. 6.60%, 03/01/2033	65,000	85,673
Oncor Electric Delivery Co. LLC
2.95%, 04/01/2025	45,000	44,897
6.80%, 09/01/2018	50,000	51,499
7.00%, 09/01/2022	50,000	59,081
ONEOK Partners, LP
3.20%, 09/15/2018	105,000	105,612
3.38%, 10/01/2022	30,000	30,210
4.90%, 03/15/2025	450,000	482,501
5.00%, 09/15/2023	65,000	69,645
6.13%, 02/01/2041	295,000	344,293
6.65%, 10/01/2036	220,000	270,023
Oracle Corp.
2.38%, 01/15/2019	91,000	91,380
2.40%, 09/15/2023	292,000	288,348
2.50%, 05/15/2022 - 10/15/2022	341,000	340,948
2.95%, 11/15/2024 - 05/15/2025	1,740,000	1,751,333
3.25%, 11/15/2027	840,000	854,251
3.80%, 11/15/2037	585,000	613,531
3.85%, 07/15/2036	280,000	295,890
3.90%, 05/15/2035	130,000	137,708
4.30%, 07/08/2034	573,000	636,802
6.13%, 07/08/2039	65,000	89,266
Owens Corning 4.30%, 07/15/2047	235,000	231,391
Pacific Gas & Electric Co.
2.45%, 08/15/2022	45,000	44,150
2.95%, 03/01/2026	340,000	331,021
3.25%, 09/15/2021	11,000	11,207
3.40%, 08/15/2024	130,000	132,479
3.50%, 06/15/2025	419,000	428,353
4.00%, 12/01/2046	92,000	92,095
4.45%, 04/15/2042	17,000	18,183
4.50%, 12/15/2041	48,000	51,297
6.05%, 03/01/2034	170,000	214,275
8.25%, 10/15/2018	23,000	24,067
Pacific Life Insurance Co.
Fixed until 10/24/2047, 4.30% (B), 10/24/2067 (A)	124,000	124,384
PacifiCorp
5.50%, 01/15/2019	50,000	51,713
6.25%, 10/15/2037	20,000	27,330

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Packaging Corp. of America 3.40%, 12/15/2027	$ 100,000	$ 100,249
Parker-Hannifin Corp.
3.30%, 11/21/2024, MTN	37,000	37,862
4.10%, 03/01/2047	67,000	72,020
4.45%, 11/21/2044, MTN	37,000	41,312
PECO Energy Co. 2.38%, 09/15/2022	100,000	99,101
Pennsylvania Electric Co. 3.25%, 03/15/2028 (A)	56,000	55,102
Penske Truck Leasing Co., LP / PTL Finance Corp.
2.50%, 06/15/2019 (A)	26,000	26,050
2.70%, 03/14/2023 (A)	150,000	147,392
3.38%, 02/01/2022 (A)	184,000	187,445
4.88%, 07/11/2022 (A)	100,000	107,957
PepsiCo, Inc.
3.00%, 10/15/2027	125,000	124,559
3.10%, 07/17/2022	113,000	115,707
3.45%, 10/06/2046	310,000	300,741
4.60%, 07/17/2045	39,000	45,299
4.88%, 11/01/2040	17,000	20,468
Pfizer, Inc. 3.00%, 12/15/2026	210,000	211,266
Philip Morris International, Inc.
2.13%, 05/10/2023	995,000	959,609
2.38%, 08/17/2022	795,000	783,329
Phillips 66
4.30%, 04/01/2022	16,000	17,005
4.88%, 11/15/2044	225,000	257,712
Phillips 66 Partners, LP
3.55%, 10/01/2026	34,000	33,698
4.90%, 10/01/2046	209,000	221,111
Plains All American Pipeline, LP / PAA Finance Corp.
3.60%, 11/01/2024	175,000	170,425
3.65%, 06/01/2022	53,000	53,309
4.30%, 01/31/2043	121,000	106,858
4.65%, 10/15/2025	400,000	412,197
5.75%, 01/15/2020	700,000	738,250
PNC Bank NA
3.10%, 10/25/2027	670,000	669,004
6.88%, 04/01/2018	250,000	253,010
PNC Financial Services Group, Inc. 5.13%, 02/08/2020	100,000	105,542
PPG Industries, Inc. 3.60%, 11/15/2020	50,000	51,279
PPL Capital Funding, Inc.
3.50%, 12/01/2022	750,000	771,110
4.00%, 09/15/2047	146,000	150,021
4.20%, 06/15/2022	50,000	52,897
PPL Electric Utilities Corp. 4.13%, 06/15/2044	42,000	45,847
Praxair, Inc. 2.65%, 02/05/2025	65,000	64,311
Precision Castparts Corp.
3.25%, 06/15/2025	160,000	163,545
4.20%, 06/15/2035	160,000	171,179

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
President & Fellows of Harvard College 3.30%, 07/15/2056	$ 214,000	$ 209,486
Priceline Group, Inc.
2.75%, 03/15/2023	179,000	178,353
3.55%, 03/15/2028	250,000	247,640
Pricoa Global Funding I
1.60%, 05/29/2018 (A)	212,000	211,805
2.55%, 11/24/2020 (A)	235,000	235,805
Principal Life Global Funding II 2.25%, 10/15/2018 (A)	127,000	127,259
Private Export Funding Corp.
2.80%, 05/15/2022	400,000	408,240
3.55%, 01/15/2024	1,505,000	1,595,112
Procter & Gamble Co. 2.85%, 08/11/2027	250,000	247,947
Progress Energy, Inc.
3.15%, 04/01/2022	22,000	22,284
7.00%, 10/30/2031	110,000	146,992
Progressive Corp. 2.45%, 01/15/2027	200,000	191,225
Prologis, LP 3.75%, 11/01/2025	32,000	33,550
Protective Life Global Funding
2.00%, 09/14/2021 (A)	210,000	203,859
2.26%, 04/08/2020 (A)	200,000	199,160
Providence St. Joseph Health Obligated Group 2.75%, 10/01/2026	84,000	81,372
Prudential Financial, Inc.
2.35%, 08/15/2019, MTN	200,000	200,134
3.91%, 12/07/2047 (A)	184,000	187,681
Fixed until 03/15/2024, 5.20% (B), 03/15/2044	245,000	260,925
Fixed until 06/15/2023, 5.63% (B), 06/15/2043	100,000	108,300
Prudential Insurance Co. of America 8.30%, 07/01/2025 (A)	300,000	393,482
PSEG Power LLC
2.45%, 11/15/2018	50,000	50,126
4.15%, 09/15/2021	113,000	117,846
Public Service Co. of Colorado 3.55%, 06/15/2046	43,000	42,515
Public Service Co. of New Hampshire 3.50%, 11/01/2023	40,000	41,256
Public Service Co. of Oklahoma
5.15%, 12/01/2019	110,000	115,189
6.63%, 11/15/2037	80,000	108,504
Public Service Electric & Gas Co.
2.25%, 09/15/2026, MTN	93,000	87,480
3.60%, 12/01/2047, MTN	395,000	404,454
3.65%, 09/01/2042, MTN	49,000	50,349
QUALCOMM, Inc.
2.60%, 01/30/2023	21,000	20,484
2.90%, 05/20/2024	840,000	819,557
3.25%, 05/20/2027	201,000	196,254
Quest Diagnostics, Inc.
3.45%, 06/01/2026	39,000	39,129
4.75%, 01/30/2020	160,000	167,198
Qwest Corp. 6.75%, 12/01/2021	67,000	72,151

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Raytheon Co. 3.15%, 12/15/2024	$ 56,000	$ 57,255
Realty Income Corp.
3.00%, 01/15/2027	120,000	114,829
3.25%, 10/15/2022	260,000	264,190
3.65%, 01/15/2028	205,000	206,512
4.65%, 03/15/2047	113,000	123,962
Regions Financial Corp.
2.75%, 08/14/2022	170,000	169,465
3.20%, 02/08/2021	118,000	120,060
Reliance Standard Life Global Funding II 3.05%, 01/20/2021 (A)	104,000	105,413
Republic Services, Inc.
2.90%, 07/01/2026	49,000	47,980
3.38%, 11/15/2027	185,000	186,383
3.55%, 06/01/2022	54,000	55,667
5.25%, 11/15/2021	80,000	87,339
5.50%, 09/15/2019	100,000	105,158
Reynolds American, Inc.
4.45%, 06/12/2025	611,000	651,476
5.70%, 08/15/2035	150,000	178,798
Roche Holdings, Inc.
2.38%, 01/28/2027 (A)	460,000	437,673
3.35%, 09/30/2024 (A)	200,000	206,821
Rockwell Collins, Inc.
2.80%, 03/15/2022	910,000	911,282
3.20%, 03/15/2024	665,000	670,099
4.35%, 04/15/2047	50,000	54,303
Roper Technologies, Inc.
3.00%, 12/15/2020	46,000	46,547
3.80%, 12/15/2026	175,000	180,469
Ryder System, Inc.
2.50%, 03/01/2018, MTN	10,000	10,002
2.88%, 09/01/2020, MTN	144,000	144,994
San Diego Gas & Electric Co.
3.95%, 11/15/2041	33,000	34,938
6.00%, 06/01/2026	75,000	90,136
Schlumberger Holdings Corp.
3.63%, 12/21/2022 (A)	154,000	158,534
4.00%, 12/21/2025 (A)	447,000	469,726
Sempra Energy
2.40%, 03/15/2020	250,000	249,856
2.88%, 10/01/2022	28,000	27,963
3.25%, 06/15/2027	335,000	333,362
3.55%, 06/15/2024	118,000	120,932
4.05%, 12/01/2023	96,000	100,416
9.80%, 02/15/2019	140,000	151,626
SES Global Americas Holdings GP 2.50%, 03/25/2019 (A)	55,000	54,799
Sherwin-Williams Co.
2.75%, 06/01/2022	235,000	234,088
3.13%, 06/01/2024	82,000	82,452
4.50%, 06/01/2047	80,000	87,468
Sierra Pacific Power Co. 2.60%, 05/01/2026	855,000	826,181
Simon Property Group, LP
3.30%, 01/15/2026	720,000	721,497
3.38%, 12/01/2027 (E)	205,000	205,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Simon Property Group, LP (continued)
3.75%, 02/01/2024	$ 250,000	$ 260,180
4.13%, 12/01/2021	27,000	28,469
4.38%, 03/01/2021	60,000	63,321
South Carolina Electric & Gas Co.
5.30%, 05/15/2033	150,000	169,928
6.05%, 01/15/2038	237,000	296,222
Southern California Edison Co.
1.85%, 02/01/2022	49,500	49,020
3.88%, 06/01/2021 (E)	18,000	18,835
3.90%, 12/01/2041	50,000	51,975
4.05%, 03/15/2042	75,000	80,532
Southern Co. 2.15%, 09/01/2019	100,000	99,701
Southern Co. Gas Capital Corp.
2.45%, 10/01/2023	48,000	46,453
3.25%, 06/15/2026	323,000	320,606
3.50%, 09/15/2021	182,000	186,140
3.95%, 10/01/2046	49,000	48,652
4.40%, 06/01/2043	79,000	84,033
5.25%, 08/15/2019	230,000	239,189
Southern Natural Gas Co. LLC
4.80%, 03/15/2047 (A)	77,000	84,676
8.00%, 03/01/2032	140,000	189,804
Southern Power Co.
4.15%, 12/01/2025	48,000	50,584
4.95%, 12/15/2046	185,000	202,925
5.15%, 09/15/2041	165,000	183,511
Southwest Gas Corp. 3.80%, 09/29/2046	100,000	100,465
Southwestern Electric Power Co.
2.75%, 10/01/2026	200,000	192,617
3.90%, 04/01/2045	125,000	128,245
6.45%, 01/15/2019	50,000	52,050
Southwestern Public Service Co.
3.70%, 08/15/2047	330,000	337,683
4.50%, 08/15/2041	70,000	79,909
6.00%, 10/01/2036	97,000	122,322
Spectra Energy Partners, LP
2.95%, 09/25/2018	46,000	46,276
3.50%, 03/15/2025	125,000	125,526
Spirit Airlines Pass-Through Trust 3.38%, 08/15/2031	176,000	175,454
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (A)	505,313	508,471
Starbucks Corp. 4.30%, 06/15/2045	105,000	115,999
State Street Corp.
3.10%, 05/15/2023	72,000	72,625
3.55%, 08/18/2025	118,000	122,624
3.70%, 11/20/2023	231,000	243,240
Stryker Corp. 3.50%, 03/15/2026	39,000	40,242
Sunoco Logistics Partners Operations, LP
4.25%, 04/01/2024	36,000	36,701
4.95%, 01/15/2043	309,000	290,684
5.30%, 04/01/2044	80,000	78,952

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Sunoco Logistics Partners Operations, LP (continued)
5.35%, 05/15/2045	$ 303,000	$ 301,095
6.10%, 02/15/2042	100,000	106,513
SunTrust Bank
3.30%, 05/15/2026	315,000	311,973
7.25%, 03/15/2018	100,000	101,022
SunTrust Banks, Inc.
2.50%, 05/01/2019	39,000	39,146
Fixed until 12/15/2027, 5.13% (B), 12/15/2027 (E) (F)	370,000	362,646
Swiss Re Treasury US Corp. 4.25%, 12/06/2042 (A)	125,000	129,979
Synchrony Financial
3.70%, 08/04/2026	344,000	339,157
3.95%, 12/01/2027	449,000	447,111
Sysco Corp.
2.50%, 07/15/2021	140,000	139,621
3.25%, 07/15/2027	350,000	348,822
3.75%, 10/01/2025	78,000	81,106
Target Corp. 3.50%, 07/01/2024	77,000	80,277
TC PipeLines, LP 3.90%, 05/25/2027	81,000	81,405
TD Ameritrade Holding Corp. 2.95%, 04/01/2022	112,000	113,341
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (A)	200,000	211,508
Texas Eastern Transmission, LP 2.80%, 10/15/2022 (A)	129,000	128,175
Texas Gas Transmission LLC 4.50%, 02/01/2021 (A)	155,000	161,429
Texas Health Resources 4.33%, 11/15/2055	250,000	274,155
Texas Instruments, Inc. 1.65%, 08/03/2019	37,000	36,778
Textron, Inc.
3.65%, 03/15/2027	100,000	101,630
3.88%, 03/01/2025	130,000	134,758
Thermo Fisher Scientific, Inc.
2.95%, 09/19/2026	83,000	80,652
3.15%, 01/15/2023	192,000	194,399
3.20%, 08/15/2027	225,000	223,008
4.15%, 02/01/2024	86,000	91,225
Time Warner Cable LLC
5.00%, 02/01/2020	5,000	5,218
5.50%, 09/01/2041	214,000	223,050
6.55%, 05/01/2037	100,000	117,607
8.75%, 02/14/2019	105,000	111,954
Time Warner Entertainment Co., LP 8.38%, 07/15/2033	330,000	454,046
Time Warner, Inc.
3.55%, 06/01/2024	900,000	909,889
3.60%, 07/15/2025	195,000	195,436
3.80%, 02/15/2027	500,000	499,527
4.75%, 03/29/2021	100,000	106,440
5.38%, 10/15/2041	17,000	18,803

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Toledo Edison Co. 6.15%, 05/15/2037	$ 130,000	$ 167,547
Toyota Motor Credit Corp.
1.38%, 01/10/2018, MTN	100,000	99,993
1.45%, 01/12/2018, MTN	129,000	128,987
2.10%, 01/17/2019, MTN	174,000	174,399
2.13%, 07/18/2019, MTN	90,000	90,003
Trans-Allegheny Interstate Line Co. 3.85%, 06/01/2025 (A)	170,000	176,347
Tri-State Generation & Transmission Association, Inc. 4.25%, 06/01/2046	68,000	69,756
Tyson Foods, Inc.
3.95%, 08/15/2024	340,000	357,568
4.55%, 06/02/2047	125,000	136,139
UDR, Inc. 2.95%, 09/01/2026, MTN	74,000	71,120
Unilever Capital Corp. 2.00%, 07/28/2026	125,000	115,358
Union Carbide Corp.
7.50%, 06/01/2025	40,000	49,739
7.75%, 10/01/2096	40,000	55,354
Union Electric Co. 2.95%, 06/15/2027	292,000	289,275
Union Pacific Corp.
2.75%, 04/15/2023 (E)	45,000	45,176
2.95%, 01/15/2023	21,000	21,355
3.75%, 03/15/2024	100,000	105,691
4.10%, 09/15/2067	90,000	93,897
4.15%, 01/15/2045	50,000	54,057
4.16%, 07/15/2022	42,000	45,021
4.30%, 06/15/2042	24,000	26,369
United Airlines Pass-Through Trust
2.88%, 04/07/2030	450,000	441,337
3.10%, 01/07/2030	85,000	84,788
3.45%, 01/07/2030	378,000	383,133
3.65%, 07/07/2027	98,000	97,324
3.75%, 03/03/2028	309,854	320,544
4.30%, 02/15/2027	57,106	60,261
United Parcel Service, Inc.
2.45%, 10/01/2022	29,000	28,930
2.80%, 11/15/2024	540,000	542,400
United Technologies Corp.
2.80%, 05/04/2024	360,000	357,343
3.75%, 11/01/2046	80,000	80,127
4.15%, 05/15/2045	413,000	439,954
4.50%, 06/01/2042	71,000	78,694
UnitedHealth Group, Inc.
1.63%, 03/15/2019	73,000	72,604
2.75%, 02/15/2023	111,000	111,220
2.88%, 03/15/2023	150,000	151,724
3.10%, 03/15/2026	515,000	518,806
3.38%, 11/15/2021	37,000	38,144
3.75%, 07/15/2025	230,000	242,426
3.95%, 10/15/2042	180,000	187,098
4.63%, 07/15/2035	143,000	166,535
5.80%, 03/15/2036	100,000	130,033
6.63%, 11/15/2037	100,000	142,050

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
US Bancorp
2.20%, 04/25/2019, MTN	$ 200,000	$ 200,566
2.38%, 07/22/2026, MTN	100,000	94,152
2.63%, 01/24/2022, MTN	37,000	37,212
3.00%, 03/15/2022, MTN	33,000	33,658
US Bank NA 2.13%, 10/28/2019	250,000	250,091
Valero Energy Corp. 7.50%, 04/15/2032	60,000	80,858
Ventas Realty, LP
3.50%, 02/01/2025	45,000	45,335
3.75%, 05/01/2024	88,000	90,353
3.85%, 04/01/2027	563,000	573,370
4.13%, 01/15/2026	68,000	70,971
4.38%, 02/01/2045	30,000	30,912
VEREIT Operating Partnership, LP 4.60%, 02/06/2024	597,000	624,276
Verizon Communications, Inc.
2.95%, 03/15/2022	316,000	317,925
3.45%, 03/15/2021	114,000	117,475
4.13%, 03/16/2027 - 08/15/2046	1,015,000	995,332
4.27%, 01/15/2036	992,000	986,843
4.40%, 11/01/2034	811,000	826,441
4.50%, 08/10/2033	915,000	959,679
4.52%, 09/15/2048	194,000	191,022
4.67%, 03/15/2055	413,000	398,728
4.81%, 03/15/2039	1,142,000	1,194,769
5.01%, 08/21/2054	59,000	60,415
5.25%, 03/16/2037	206,000	226,534
Viacom, Inc.
3.88%, 04/01/2024	56,000	55,872
4.38%, 03/15/2043	394,000	341,080
Fixed until 02/28/2022, 5.88% (B), 02/28/2057 (E)	75,000	73,781
Fixed until 06/28/2027, 6.25% (B), 02/28/2057	50,000	48,813
6.88%, 04/30/2036	330,000	374,437
Virginia Electric & Power Co.
2.75%, 03/15/2023	145,000	144,325
2.95%, 01/15/2022	8,000	8,099
3.45%, 02/15/2024	21,000	21,684
4.45%, 02/15/2044	21,000	23,693
8.88%, 11/15/2038	70,000	120,604
VMware, Inc. 2.95%, 08/21/2022	319,000	318,109
Vornado Realty, LP 3.50%, 01/15/2025	170,000	169,579
Voya Financial, Inc.
3.13%, 07/15/2024	785,000	777,938
3.65%, 06/15/2026	50,000	50,565
Vulcan Materials Co. 4.50%, 06/15/2047	120,000	122,521
Wachovia Corp. 5.75%, 02/01/2018, MTN	544,000	545,686
Wal-Mart Stores, Inc.
3.30%, 04/22/2024	115,000	119,477
3.63%, 12/15/2047	200,000	209,529
Walgreen Co. 4.40%, 09/15/2042	70,000	70,185

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Walgreens Boots Alliance, Inc.
3.80%, 11/18/2024	$ 100,000	$ 102,125
4.50%, 11/18/2034	195,000	203,613
Walt Disney Co. 3.00%, 02/13/2026	400,000	401,433
Waste Management, Inc. 3.13%, 03/01/2025	69,000	69,539
WEC Energy Group, Inc. 3.55%, 06/15/2025	144,000	147,225
Wells Fargo & Co.
2.15%, 01/30/2020, MTN	245,000	244,463
2.50%, 03/04/2021	71,000	70,968
3.07%, 01/24/2023	1,467,000	1,478,009
3.30%, 09/09/2024, MTN	300,000	304,653
3.50%, 03/08/2022, MTN	400,000	413,024
Fixed until 05/27/2027, 3.58% (B), 05/22/2028, MTN	420,000	428,172
4.10%, 06/03/2026, MTN	70,000	73,404
4.30%, 07/22/2027, MTN	63,000	67,083
4.65%, 11/04/2044, MTN	483,000	526,708
4.75%, 12/07/2046, MTN	738,000	824,817
4.90%, 11/17/2045, MTN	225,000	254,651
5.38%, 11/02/2043	200,000	238,158
Welltower, Inc.
REIT,
3.75%, 03/15/2023	75,000	77,719
4.00%, 06/01/2025	479,000	495,308
4.25%, 04/01/2026	200,000	209,376
4.50%, 01/15/2024	172,000	183,798
Western Gas Partners, LP
3.95%, 06/01/2025	210,000	209,977
4.65%, 07/01/2026	76,000	79,003
5.45%, 04/01/2044	122,000	129,639
Western Union Co. 3.60%, 03/15/2022 (E)	230,000	232,841
Westlake Chemical Corp.
3.60%, 07/15/2022	150,000	152,758
4.38%, 11/15/2047	225,000	233,668
WestRock Co. 3.00%, 09/15/2024 (A)	200,000	198,226
Williams Partners, LP
3.90%, 01/15/2025	78,000	79,496
4.00%, 09/15/2025	365,000	373,473
Wisconsin Electric Power Co.
2.95%, 09/15/2021	2,000	2,028
3.10%, 06/01/2025	110,000	110,708
3.65%, 12/15/2042	40,000	40,347
4.25%, 12/15/2019	140,000	145,087
WP Carey, Inc. 4.60%, 04/01/2024	300,000	313,397
WW Grainger, Inc. 4.60%, 06/15/2045	291,000	318,524
Xcel Energy, Inc.
4.80%, 09/15/2041	3,000	3,408
6.50%, 07/01/2036	130,000	175,618
Xylem, Inc.
3.25%, 11/01/2026	33,000	32,827
4.38%, 11/01/2046	180,000	192,915

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
United States (continued)
Zoetis, Inc.
3.45%, 11/13/2020	$ 37,000	$ 37,874
4.70%, 02/01/2043	17,000	19,005

		280,049,531

Virgin Islands, British - 0.1%
China Southern Power Grid International Finance BVI Co., Ltd. 3.50%, 05/08/2027 (A)	360,000	357,840
CNOOC Finance, Ltd. 3.00%, 05/09/2023	200,000	197,770
Sinopec Group Overseas Development, Ltd. 4.38%, 10/17/2023 (A)	200,000	212,196
State Grid Overseas Investment, Ltd. 1.75%, 05/22/2018 (A)	200,000	199,557

		967,363

Total Corporate Debt Securities (Cost $356,395,581)		363,297,819

FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Canada - 0.0% (G)
Province of Ontario 1.65%, 09/27/2019	87,000	86,239

Colombia - 0.1%
Colombia Government International Bond
4.00%, 02/26/2024	200,000	207,400
4.50%, 01/28/2026 (E)	220,000	234,630
5.00%, 06/15/2045	200,000	211,500
7.38%, 09/18/2037	100,000	135,100

		788,630

Israel - 0.4%
Israel Government AID Bond
Series 2007-Z,
Zero Coupon, 08/15/2025	1,000,000	815,268
Series 2008-Z,
Zero Coupon, 08/15/2024	1,000,000	845,745
Series 2009-Z,
Zero Coupon, 11/15/2024	1,000,000	837,766
Israel Government AID Bond, Principal Only STRIPS Series 2, 11/01/2024	3,300,000	2,768,948

		5,267,727

Mexico - 0.1%
Mexico Government International Bond
3.63%, 03/15/2022	466,000	484,174
4.00%, 10/02/2023	226,000	236,509
4.13%, 01/21/2026	400,000	417,000
4.35%, 01/15/2047	100,000	95,500
5.55%, 01/21/2045	119,000	133,875
4.75%, 03/08/2044, MTN	212,000	214,332
5.75%, 10/12/2110, MTN	70,000	74,550

		1,655,940

Peru - 0.0% (G)
Peru Government International Bond 5.63%, 11/18/2050	35,000	44,905

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Poland - 0.0% (G)
Republic of Poland Government International Bond 4.00%, 01/22/2024	$ 167,000	$ 178,086

Supranational - 0.0% (G)
African Development Bank 8.80%, 09/01/2019	130,000	143,184

Total Foreign Government Obligations (Cost $8,003,622)		8,164,711

MORTGAGE-BACKED SECURITIES - 2.9%
Cayman Islands - 0.1%
BXMT, Ltd. Series 2017-FL1, Class D, 1-Month LIBOR + 2.70%, 4.06% (B), 06/14/2035 (A)	580,000	583,422
PFP, Ltd.
Series 2015-2, Class A,
1-Month LIBOR + 1.45%, 2.93% (B), 07/14/2034 (A)	79,682	79,794
Series 2015-2, Class C,
1-Month LIBOR + 3.25%, 4.73% (B), 07/14/2034 (A)	100,000	100,100
Series 2015-2, Class D,
1-Month LIBOR + 4.00%, 5.48% (B), 07/14/2034 (A)	100,000	100,170
Resource Capital Corp., Ltd.
Series 2015-CRE4, Class A,
1-Month LIBOR + 1.40%, 2.88% (B), 08/15/2032 (A)	41,862	41,826
Series 2015-CRE4, Class B,
1-Month LIBOR + 3.00%, 4.48% (B), 08/15/2032 (A)	153,000	151,470

		1,056,782

United States - 2.8%
Access Point Funding Trust Series 2016-1, Class A, 6.25%, 02/16/2021 (C)	189,847	189,709
Ajax Mortgage Loan Trust Series 2016-2, Class A, 4.13% (B), 10/25/2056 (A)	265,719	265,954
Alternative Loan Trust
Series 2004-27CB, Class A1,
6.00%, 12/25/2034	377,825	380,214
Series 2004-28CB, Class 3A1,
6.00%, 01/25/2035	339,599	343,693
Angel Oak Mortgage Trust LLC Series 2015-1, Class A, 4.50% (B), 11/25/2045 (A)	43,291	43,057
BAMLL Commercial Mortgage Securities Trust
Series 2012-PARK, Class A,
2.96%, 12/10/2030 (A)	100,000	101,119
Series 2014-520M, Class C,
4.21% (B), 08/15/2046 (A)	150,000	146,666
BAMLL Re-REMIC Trust Series 2015-FR11, Class A705, 1.83% (B), 09/27/2044 (A)	783,000	771,435

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Banc of America Funding Trust Series 2005-E, Class 4A1, 3.58% (B), 03/20/2035	$ 51,625	$ 52,368
Banc of America Mortgage Trust Series 2003-J, Class 3A2, 3.83% (B), 11/25/2033	61,583	61,943
BB-UBS Trust Series 2012-SHOW, Class A, 3.43%, 11/05/2036 (A)	900,000	912,200
BCAP LLC Trust Series 2012-RR10, Class 1A1, 1.56% (B), 02/26/2037 (A)	55,053	54,999
Bear Stearns Alt-A Trust Series 2004-6, Class 1A, 1-Month LIBOR + 0.64%, 2.19% (B), 07/25/2034	207,012	206,427
Bear Stearns ARM Trust
Series 2003-4, Class 3A1,
3.59% (B), 07/25/2033	29,621	29,825
Series 2005-5, Class A2,
1-Year CMT + 2.15%, 3.58% (B), 08/25/2035	524,001	521,929
Series 2006-1, Class A1,
1-Year CMT + 2.25%, 3.67% (B), 02/25/2036	299,686	300,266
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW17, Class AJ, 5.70% (B), 06/11/2050	47,796	47,826
Bear Stearns Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2005-PWR8, Class X1, 0.34% (B), 06/11/2041 (A)	22,834	203
CD Commercial Mortgage Trust, Interest Only STRIPS Series 2007-CD4, Class XC, 0.55% (B), 12/11/2049 (A)	164,954	537
Chase Mortgage Finance Trust
Series 2007-A1, Class 1A3,
3.66% (B), 02/25/2037	49,396	49,246
Series 2007-A1, Class 8A1,
3.71% (B), 02/25/2037	458,431	467,657
Series 2007-A2, Class 2A1,
3.60% (B), 07/25/2037	20,729	21,047
CHL Mortgage Pass-Through Trust
Series 2004-3, Class A26,
5.50%, 04/25/2034	33,113	33,737
Series 2004-3, Class A4,
5.75%, 04/25/2034	26,491	27,187
Series 2004-HYB6, Class A3,
3.48% (B), 11/20/2034	432,414	440,486
Series 2005-15, Class A3,
5.75%, 08/25/2035	316,528	290,719
Series 2005-HYB3, Class 2A2A,
3.41% (B), 06/20/2035	819,584	825,080
Series 2006-HYB2, Class 2A1B,
3.28% (B), 04/20/2036	799,300	736,011
Citicorp Mortgage Securities, Inc. Series 2004-3, Class A5, 5.25%, 05/25/2034	72,810	74,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
COMM Mortgage Trust
Series 2013-300P, Class A1,
4.35%, 08/10/2030 (A)	$ 500,000	$ 535,706
Series 2013-SFS, Class A2,
2.99% (B), 04/12/2035 (A)	156,000	155,790
Series 2014-CR19, Class A5,
3.80%, 08/10/2047	750,000	786,777
Series 2014-PAT, Class A,
1-Month LIBOR + 0.80%, 2.23% (B), 08/13/2027 (A)	198,000	198,382
Series 2014-TWC, Class A,
1-Month LIBOR + 0.85%, 2.28% (B), 02/13/2032 (A)	665,000	665,616
Series 2014-TWC, Class B,
1-Month LIBOR + 1.60%, 3.03% (B), 02/13/2032 (A)	500,000	501,930
Series 2015-CR25, Class A4,
3.76%, 08/10/2048	437,000	457,817
Commercial Mortgage Trust Series 2006-GG7, Class AM, 5.77% (B), 07/10/2038	20,656	20,780
Credit Suisse First Boston Mortgage Securities Corp.
Series 2003-21, Class 1A4,
5.25%, 09/25/2033	27,784	28,487
Series 2003-AR26, Class 2A1,
3.47% (B), 11/25/2033	376,037	375,239
CSFB Mortgage-Backed Pass-Through Certificates Series 2004-4, Class 2A4, 5.50%, 09/25/2034	94,611	98,672
CSMC OA LLC Series 2014-USA, Class D, 4.37%, 09/15/2037 (A)	600,000	574,584
Federal Home Loan Mortgage Corp.
Series K070, Class A2,
3.30% (B), 11/25/2027	546,000	564,780
Series K070, Class AM,
3.36% (B), 12/25/2027	1,360,000	1,402,260
GS Mortgage Securities Corp. Trust Series 2012-ALOH, Class A, 3.55%, 04/10/2034 (A)	700,000	721,764
GS Mortgage Securities Trust Series 2011-GC5, Class D, 5.40% (B), 08/10/2044 (A)	200,000	195,857
GSMPS Mortgage Loan Trust Series 2005-RP3, Class 1AF, 1-Month LIBOR + 0.35%, 1.90% (B), 09/25/2035 (A)	61,912	53,752
GSR Mortgage Loan Trust
Series 2003-10, Class 1A1,
3.38% (B), 10/25/2033	24,726	24,843
Series 2004-6F, Class 2A4,
5.50%, 05/25/2034	55,443	56,975
Series 2004-8F, Class 2A3,
6.00%, 09/25/2034	19,753	20,289
Headlands Residential LLC Series 2017-RPL1, Class A, 3.88% (B), 08/25/2022 (A)	1,120,000	1,113,037

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Impac CMB Trust
Series 2004-10, Class 3A1,
1-Month LIBOR + 0.70%, 2.25% (B), 03/25/2035	$ 639,718	$ 606,057
Series 2004-4, Class 1A2,
1-Month LIBOR + 0.62%, 2.17% (B), 09/25/2034	361,704	360,737
Series 2005-4, Class 1A1A,
1-Month LIBOR + 0.54%, 2.09% (B), 05/25/2035	818,150	819,997
Series 2005-4, Class 2A1,
1-Month LIBOR + 0.60%, 2.15% (B), 05/25/2035	37,039	36,655
Series 2005-4, Class 2B1,
1-Month LIBOR + 2.48%, 4.03% (B), 05/25/2035	538,755	514,162
Series 2005-8, Class 1AM,
1-Month LIBOR + 0.70%, 2.25% (B), 02/25/2036	995,208	910,891
Series 2007-A, Class M3,
1-Month LIBOR + 2.25%, 3.80% (B), 05/25/2037 (A)	883,044	727,125
Impac Secured Assets CMN Owner Trust Series 2003-3, Class A1, 4.96% (B), 08/25/2033	56,814	58,113
Impac Secured Assets Trust
Series 2006-1, Class 2A1,
1-Month LIBOR + 0.35%, 1.90% (B), 05/25/2036	75,805	72,061
Series 2006-2, Class 2A1,
1-Month LIBOR + 0.35%, 1.90% (B), 08/25/2036	14,491	14,190
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class A3SF,
1-Month LIBOR + 0.16%, 1.63% (B), 05/15/2047	27,025	26,946
Series 2007-LD11, Class AM,
6.01% (B), 06/15/2049	240,110	243,875
JPMorgan Chase Commercial Mortgage Securities Trust, Interest Only STRIPS Series 2006-LDP8, Class X, 0.31% (B), 05/15/2045	74,694	1
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
3.10% (B), 02/25/2034	14,237	14,199
Series 2006-A2, Class 5A3,
3.58% (B), 11/25/2033	33,595	34,195
Ladder Capital Commercial Mortgage Trust Series 2013-GCP, Class A2, 3.99%, 02/15/2036 (A)	192,000	200,397
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ, 5.45% (B), 09/15/2039	770,141	611,881
LSTAR Securities Investment, Ltd. Series 2017-7, Class A, 1-Month LIBOR + 1.75%, 3.32% (B), 10/01/2022 (A)	743,073	739,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
MASTR Adjustable Rate Mortgages Trust
Series 2004-13, Class 2A1,
3.60% (B), 04/21/2034	$ 58,923	$ 60,284
Series 2004-13, Class 3A7,
3.47% (B), 11/21/2034	27,542	28,215
Series 2004-13, Class 3A7B,
1-Year CMT + 2.00%, 3.61% (B), 11/21/2034	413,132	421,640
MASTR Alternative Loan Trust
Series 2004-4, Class 1A1,
5.50%, 05/25/2034	42,032	43,650
Series 2004-5, Class 5A1,
4.75%, 06/25/2019	5,402	5,410
MASTR Alternative Loan Trust, Principal Only STRIPS Series 2003-8, Class 15, 11/25/2018	15,951	15,775
MASTR Asset Securitization Trust Series 2003-11, Class 9A6, 5.25%, 12/25/2033	69,546	70,318
MASTR Seasoned Securitization Trust Series 2004-2, Class A2, 6.50% (B), 08/25/2032	91,922	94,750
Merrill Lynch Mortgage Investors Trust
Series 2003-E, Class A1,
1-Month LIBOR + 0.62%, 2.17% (B), 10/25/2028	433,428	423,282
Series 2003-H, Class A1,
1-Month LIBOR + 0.64%, 2.19% (B), 01/25/2029	93,728	92,587
Series 2004-A, Class A1,
1-Month LIBOR + 0.46%, 2.01% (B), 04/25/2029	109,131	107,609
ML-CFC Commercial Mortgage Trust, Interest Only STRIPS Series 2006-4, Class XC, 0.51% (B), 12/12/2049 (A)	57,994	2
Morgan Stanley Bank of America Merrill Lynch Trust Series 2014-C14, Class A3, 3.67%, 02/15/2047	300,000	308,298
Morgan Stanley Capital I Trust
Series 2006-HQ10, Class AJ,
5.39% (B), 11/12/2041	506,379	506,766
Series 2006-HQ8, Class D,
5.45% (B), 03/12/2044	787,947	756,902
Morgan Stanley Capital I Trust, Interest Only STRIPS
Series 2006-IQ12, Class X1,
0.48% (B), 12/15/2043 (A)	285,789	10
Series 2007-HQ11, Class X,
0.29% (B), 02/12/2044 (A)	652,413	8,227
Morgan Stanley Re-REMIC Trust
Series 2012-IO, Class AXA,
1.00%, 03/27/2051 (A)	32,236	32,347
Series 2012-XA, Class B,
0.25%, 07/27/2049 (A)	143,086	134,509
MortgageIT Trust Series 2005-5, Class A1, 1-Month LIBOR + 0.26%, 1.81% (B), 12/25/2035	282,633	280,819

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates Series 2005-5, Class 1APT, 1-Month LIBOR + 0.28%, 1.83% (B), 12/25/2035	$ 919,907	$ 894,675
Opteum Mortgage Acceptance Corp. Trust Series 2006-1, Class 1AC1, 1-Month LIBOR + 0.30%, 1.85% (B), 04/25/2036	711,834	682,654
Provident Funding Mortgage Loan Trust Series 2005-1, Class 2A1, 3.48% (B), 05/25/2035	25,830	25,252
RAIT Trust Series 2015-FL5, Class B, 1-Month LIBOR + 3.90%, 5.38% (B), 01/15/2031 (A)	295,000	295,283
RALI Trust Series 2004-QA4, Class NB3, 4.77% (B), 09/25/2034	44,498	44,967
RBS Commercial Funding, Inc. Series 2013-SMV, Class A, 3.26%, 03/11/2031 (A)	160,000	160,081
Sequoia Mortgage Trust
Series 2003-1, Class 1A,
1-Month LIBOR + 0.76%, 2.26% (B), 04/20/2033	165,833	158,411
Series 2003-2, Class A1,
1-Month LIBOR + 0.66%, 2.16% (B), 06/20/2033	50,205	50,425
Series 2004-11, Class A1,
1-Month LIBOR + 0.60%, 2.10% (B), 12/20/2034	58,364	57,488
Series 2004-5, Class A2,
1-Month LIBOR + 0.52%, 2.02% (B), 06/20/2034	188,619	179,068
Series 2004-8, Class A1,
1-Month LIBOR + 0.70%, 2.20% (B), 09/20/2034	275,952	265,162
Series 2004-9, Class A1,
1-Month LIBOR + 0.68%, 2.18% (B), 10/20/2034	210,313	201,254
Series 2007-3, Class 1A1,
1-Month LIBOR + 0.20%, 1.70% (B), 07/20/2036	372,111	354,260
Series 2010, Class 1A,
1-Month LIBOR + 0.80%, 2.30% (B), 10/20/2027	74,535	72,590
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-1, Class 4A4,
3.47% (B), 02/25/2034	506,812	510,557
Series 2004-12, Class 9A,
3.44% (B), 09/25/2034	588,607	595,651
Series 2004-18, Class 4A1,
3.45% (B), 12/25/2034	326,180	322,431
Series 2004-4, Class 5A,
3.49% (B), 04/25/2034	11,379	11,468
Series 2004-6, Class 4A1,
3.54% (B), 06/25/2034	146,599	147,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
Structured Asset Mortgage Investments II Trust
Series 2004-AR5, Class 1A1,
1-Month LIBOR + 0.66%, 2.16% (B), 10/19/2034	$ 45,323	$ 43,671
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 1.75% (B), 07/19/2035	138,544	134,710
Structured Asset Securities Corp. Series 2003-37A, Class 2A, 3.32% (B), 12/25/2033	7,753	7,775
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
Series 2003-15A, Class 2A1,
3.56% (B), 04/25/2033	65,736	65,568
Series 2003-26A, Class 3A5,
3.39% (B), 09/25/2033	520,044	523,497
Thornburg Mortgage Securities Trust
Series 2003-4, Class A1,
1-Month LIBOR + 0.64%, 2.19% (B), 09/25/2043	96,499	93,257
Series 2004-3, Class A,
1-Month LIBOR + 0.74%, 2.29% (B), 09/25/2044	109,778	104,064
Series 2004-4, Class 3A,
3.07% (B), 12/25/2044	154,264	154,843
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (A)	174,000	176,544
UBS-Barclays Commercial Mortgage Trust
Series 2012-C2, Class A4,
3.53%, 05/10/2063	104,000	107,413
Series 2013-C6, Class A4,
3.24%, 04/10/2046	286,000	291,507
UBS-Barclays Commercial Mortgage Trust, Interest Only STRIPS Series 2012-C2, Class XA, 1.34% (B), 05/10/2063 (A)	550,251	26,826
V.M. Jog Engineering, Ltd. Series 2017, Class A, 1.00%, 12/15/2020 (D)	1,185,000	1,185,370
VNDO Mortgage Trust
Series 2012-6AVE, Class A,
3.00%, 11/15/2030 (A)	544,235	549,248
Series 2013-PENN, Class A,
3.81%, 12/13/2029 (A)	400,000	412,330
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class C,
5.97% (B), 04/15/2047	1,000,000	1,023,750
Series 2007-C34, Class B,
6.16% (B), 05/15/2046	500,000	512,466
Wachovia Bank Commercial Mortgage Trust, Interest Only STRIPS Series 2006-C24, Class XC, 0.08% (B), 03/15/2045 (A)	448,751	3
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR10, Class A7,
3.45% (B), 10/25/2033	39,221	39,634

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
WaMu Mortgage Pass-Through Certificates Trust (continued)
Series 2003-AR11, Class A6,
3.34% (B), 10/25/2033	$ 72,629	$ 73,385
Series 2003-AR5, Class A7,
3.06% (B), 06/25/2033	59,352	60,367
Series 2003-AR6, Class A1,
3.23% (B), 06/25/2033	70,246	70,792
Series 2003-AR7, Class A7,
3.13% (B), 08/25/2033	72,319	73,061
Series 2003-S3, Class 1A4,
5.50%, 06/25/2033	33,186	33,131
Series 2004-CB2, Class 7A,
5.50%, 08/25/2019	8,466	8,520
Series 2004-CB3, Class 3A,
5.50%, 10/25/2019	7,762	7,825
Series 2005-AR10, Class 1A3,
3.30% (B), 09/25/2035	295,968	294,280
Series 2005-AR10, Class 1A4,
3.30% (B), 09/25/2035	802,733	805,328
Series 2006-AR17, Class 1A1A,
12-MTA + 0.81%, 1.81% (B), 12/25/2046	359,028	352,348
Wells Fargo Commercial Mortgage Trust Series 2013-120B, Class A, 2.71% (B), 03/18/2028 (A)	400,000	400,125
Wells Fargo Mortgage-Backed Securities Trust
Series 2003-G, Class A1,
3.37% (B), 06/25/2033	67,002	67,620
Series 2003-M, Class A1,
3.72% (B), 12/25/2033	384,857	388,221
Series 2004-EE, Class 3A2,
3.77% (B), 12/25/2034	199,518	206,872
Series 2004-I, Class 1A1,
3.68% (B), 07/25/2034	144,654	147,572
Series 2004-P, Class 2A1,
3.54% (B), 09/25/2034	60,280	61,707
Series 2004-R, Class 2A1,
3.62% (B), 09/25/2034	23,321	24,025
Series 2005-AR14, Class A1,
3.48% (B), 08/25/2035	343,960	348,383
Series 2005-AR16, Class 6A3,
3.45% (B), 10/25/2035	246,188	247,530
Series 2005-AR3, Class 1A1,
3.46% (B), 03/25/2035	340,164	349,162
Series 2005-AR4, Class 2A2,
3.42% (B), 04/25/2035	218,687	219,567
Series 2005-AR8, Class 2A1,
3.53% (B), 06/25/2035	22,493	22,995
Series 2005-AR9, Class 2A1,
3.62% (B), 10/25/2033	24,900	25,151
Series 2005-AR9, Class 3A1,
3.46% (B), 06/25/2034	526,776	541,823
Series 2006-AR6, Class 7A1,
3.63% (B), 03/25/2036	390,698	395,487
WFRBS Commercial Mortgage Trust
Series 2011-C3, Class A4,
4.38%, 03/15/2044 (A)	100,000	104,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
WFRBS Commercial Mortgage Trust (continued)
Series 2012-C6, Class A4,
3.44%, 04/15/2045	$ 200,000	$ 205,547

		41,349,349

Total Mortgage-Backed Securities (Cost $41,500,985)		42,406,131

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.0% (G)
California - 0.0% (G)
City of Los Angeles Department of Airports, Revenue Bonds, Series C, 6.58%, 05/15/2039	25,000	33,138
State of California, General Obligation Unlimited, 7.30%, 10/01/2039	80,000	119,349

		152,487

New York - 0.0% (G)
Port Authority of New York & New Jersey, Revenue Bonds
4.46%, 10/01/2062	170,000	196,304
5.65%, 11/01/2040	40,000	52,465

		248,769

Ohio - 0.0% (G)
Ohio State University, Revenue Bonds
Series A,
4.05%, 12/01/2056	114,000	122,294
4.80%, 06/01/2111	91,000	102,216

		224,510

Total Municipal Government Obligations (Cost $555,073)		625,766

U.S. GOVERNMENT AGENCY OBLIGATIONS - 16.8%
Federal Home Loan Banks 5.50%, 07/15/2036	250,000	342,872
Federal Home Loan Mortgage Corp.
1-Month LIBOR + 0.55%, 2.03% (B), 07/15/2042 - 03/15/2044	1,778,096	1,796,713
3.00%, 07/01/2033 - 01/15/2044	2,640,156	2,654,019
1-Year CMT + 2.25%, 3.39% (B), 02/01/2036	55,440	58,335
1-Year CMT + 2.43%, 3.43% (B), 12/01/2031	39,472	41,785
3.50%, 01/01/2032 - 04/01/2043	3,885,122	4,018,014
12-Month LIBOR + 1.84%, 3.59% (B), 07/01/2040	103,627	108,588
4.00%, 06/01/2042 - 01/01/2046	1,183,553	1,252,683
4.50%, 05/01/2041	619,178	660,613
5.00%, 02/01/2034	284,986	301,438
6.00%, 01/01/2024 - 01/01/2034	132,604	143,497
6.50%, 12/01/2027 - 11/01/2037	402,340	459,485
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.70%, 1.94% (B), 09/25/2022	580,530	576,726
2.60%, 09/25/2020	114,328	114,860

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates (continued)
2.62%, 01/25/2023	$ 1,750,000	$ 1,755,094
2.72%, 07/25/2026	840,000	834,172
2.74%, 09/25/2025	700,000	695,057
2.77%, 05/25/2025	750,000	747,695
2.81%, 09/25/2024	1,478,000	1,490,259
2.84%, 09/25/2022	534,000	541,694
3.12%, 06/25/2027	1,634,000	1,667,372
3.24%, 04/25/2027	602,000	620,398
3.33%, 05/25/2027	322,000	330,601
3.39%, 03/25/2024	714,000	746,181
3.49%, 01/25/2024	1,000,000	1,049,876
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.40%, 1.64% (B), 07/15/2037	152,798	152,829
1-Month LIBOR + 0.35%, 1.83% (B), 06/15/2043	1,161,082	1,160,466
1-Month LIBOR + 0.40%, 1.88% (B), 04/15/2039	448,754	450,245
1-Month LIBOR + 0.45%, 1.93% (B), 03/15/2039 - 11/15/2039	745,576	745,074
3.00%, 04/15/2025 - 02/15/2026	151,436	152,283
3.50%, 05/15/2021 - 02/15/2026	2,624,662	2,714,620
4.00%, 12/15/2024 - 12/15/2041	2,499,398	2,642,767
4.50%, 02/15/2020 - 06/15/2025	538,276	573,755
5.00%, 07/15/2020 - 05/15/2041	660,918	711,269
5.30%, 01/15/2033	68,047	73,626
5.50%, 11/15/2023 - 07/15/2037	1,361,154	1,504,627
(3.62) * 1-Month LIBOR + 27.21%, 5.50% (B), 05/15/2041	69,680	72,350
(3.67) * 1-Month LIBOR + 27.50%, 5.50% (B), 05/15/2041	146,375	165,171
5.70% (B), 10/15/2038	37,623	41,621
5.75%, 06/15/2035 - 08/15/2035	1,254,513	1,417,337
5.85%, 09/15/2035	371,063	420,142
6.00%, 04/15/2036	121,623	134,948
6.50%, 02/15/2032	52,118	58,658
(2.00) * 1-Month LIBOR + 14.40%, 11.45% (B), 09/15/2034	22,886	22,999
(4.44) * 1-Month LIBOR + 24.43%, 17.87% (B), 06/15/2035	82,471	102,110
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
4.50%, 12/15/2024	21,116	556
(1.00) *1-Month LIBOR + 6.37%, 4.89% (B), 10/15/2037	359,769	56,474
5.00%, 10/15/2039	130,435	16,375
Federal Home Loan Mortgage Corp. REMIC, Principal Only STRIPS 04/15/2020 - 01/15/2040	326,372	289,773
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates 1-Month LIBOR + 0.40%, 1.64% (B), 03/25/2043	642,585	638,962
Federal National Mortgage Association
Zero Coupon, 10/09/2019	450,000	433,396
1.47%, 12/01/2019	444,436	437,733

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
1-Month LIBOR + 0.35%, 1.59% (B), 01/01/2023	$ 898,005	$ 898,046
1-Month LIBOR + 0.37%, 1.61% (B), 12/01/2024	2,000,000	2,002,779
1-Month LIBOR + 0.43%, 1.67% (B), 07/01/2024	1,250,000	1,250,176
1-Month LIBOR + 0.48%, 1.72% (B), 09/01/2024	935,948	935,774
1-Month LIBOR + 0.50%, 1.74% (B), 08/25/2019	37,137	37,155
1-Month LIBOR + 0.22%, 1.77% (B), 03/25/2045	80,313	78,437
2.00%, 12/01/2020	500,000	495,271
2.01%, 06/01/2020	2,000,000	1,987,752
2.03%, 08/01/2019	24,736	24,741
1-Month LIBOR + 0.50%, 2.05% (B), 08/25/2042	295,992	298,490
1-Month LIBOR + 0.93%, 2.17% (B), 11/25/2022	491,160	491,258
2.22%, 12/01/2022	1,413,967	1,398,524
2.38%, 12/01/2022	943,437	939,806
2.39%, 06/01/2025	412,222	404,091
2.40%, 12/01/2022 - 02/01/2023	2,908,990	2,899,432
2.45%, 11/01/2022 - 02/01/2023	3,000,000	2,996,929
2.47%, 09/01/2022	449,042	449,041
2.49% (B), 12/25/2026	1,500,000	1,457,409
2.49%, 05/25/2026	1,000,000	976,081
2.50%, 04/01/2023	1,000,000	999,321
2.52%, 10/01/2022 - 05/01/2023	1,460,034	1,459,484
2.53%, 10/01/2022 - 09/25/2024	2,291,727	2,279,695
2.57%, 01/01/2023	1,963,041	1,972,028
2.59%, 10/01/2028	2,435,000	2,351,925
2.61% (B), 10/25/2021	1,000,000	1,006,853
2.64%, 04/01/2023	929,076	936,248
2.66%, 12/01/2022	1,000,000	1,007,667
2.67%, 07/01/2022	1,000,000	1,008,860
2.69%, 12/01/2028	2,010,000	1,959,367
2.70%, 07/01/2026	1,000,000	990,372
2.72%, 10/25/2024	1,000,000	999,691
2.75%, 03/01/2022	447,895	452,975
2.77%, 06/01/2023	868,208	879,974
2.81%, 06/01/2023 - 05/01/2027	2,000,000	2,014,822
2.86%, 05/01/2022	901,013	915,396
2.90%, 06/25/2027	1,184,746	1,176,888
2.92%, 08/25/2021 - 12/01/2024	1,315,443	1,334,754
2.93%, 06/01/2030	800,000	788,547
2.94%, 02/01/2027 - 12/01/2028	4,286,266	4,284,872
2.98%, 07/01/2022 - 04/01/2023	2,450,164	2,498,498
3.02% (B), 08/25/2024	955,000	977,207
3.04%, 12/01/2024	1,000,000	1,021,894
3.05%, 01/01/2025 - 12/01/2029	6,676,000	6,719,989
3.06% (B), 05/25/2027	930,000	941,005
3.08% (B), 06/25/2027	1,001,000	1,017,874
3.08%, 12/01/2024	965,405	990,693
3.09%, 09/01/2029	2,385,000	2,402,814
3.09% (B), 04/25/2027	1,167,000	1,182,044
3.10%, 09/01/2025	1,000,000	1,024,237
3.10% (B), 07/25/2024	820,000	842,904

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association (continued)
3.11%, 01/01/2022 - 12/01/2024	$ 1,681,013	$ 1,723,088
3.12%, 05/01/2022 - 02/01/2027	2,872,428	2,924,842
3.13%, 06/01/2030	500,000	502,795
3.14%, 12/01/2026	946,729	969,663
3.15%, 12/01/2024	2,422,226	2,494,376
3.20%, 06/01/2030	500,000	507,333
3.21%, 03/01/2029	4,000,000	4,097,628
3.23%, 11/01/2020 - 08/01/2027	2,612,783	2,687,875
3.24%, 10/01/2026	946,398	975,637
3.26%, 07/01/2022	1,297,407	1,334,926
3.28%, 08/01/2020	3,678,664	3,741,678
3.29%, 10/01/2020 - 08/01/2026	4,928,653	5,082,488
3.30%, 12/01/2026 - 12/01/2029	5,798,000	5,951,224
3.32%, 04/01/2029	3,000,000	3,087,203
3.34%, 02/01/2027 - 07/01/2030	4,678,112	4,856,784
3.35%, 08/01/2023	671,748	696,462
3.38%, 12/01/2023	1,500,000	1,559,987
3.45%, 01/01/2024 - 04/01/2029	3,101,414	3,230,707
3.47% (B), 01/25/2024	1,500,000	1,571,182
3.50%, 08/01/2032 - 08/01/2043	6,987,911	7,203,844
3.51% (B), 12/25/2023	1,776,000	1,859,120
3.56%, 01/01/2021	788,304	813,854
3.58%, 01/01/2032	1,700,000	1,788,533
3.59%, 12/01/2020	1,315,792	1,357,903
3.63%, 10/01/2029	478,429	503,075
3.67%, 07/01/2023	925,000	973,425
3.73%, 06/25/2021 - 07/01/2022	1,186,262	1,235,996
3.75%, 06/01/2018	143,633	143,841
3.76%, 04/25/2021 - 11/01/2023	1,495,421	1,571,547
3.77%, 09/01/2021 - 12/01/2025	2,000,000	2,115,555
3.82%, 05/01/2022	772,585	805,843
3.84%, 09/01/2020	612,540	620,160
3.87%, 08/01/2021	452,870	474,306
3.88%, 09/01/2021	1,189,685	1,247,714
3.95%, 09/01/2021	158,435	166,139
4.00%, 01/01/2035	2,070,309	2,205,798
4.02%, 11/01/2028	375,362	404,244
4.04%, 10/01/2020	400,000	417,471
4.13%, 08/01/2021	451,351	476,609
4.25%, 04/01/2021	1,050,000	1,109,999
4.30%, 04/01/2021	420,086	444,014
4.33%, 04/01/2021	361,785	382,640
4.36%, 05/01/2021	949,295	1,006,415
4.39%, 05/01/2021	282,886	298,524
4.48%, 02/01/2021	452,519	477,072
4.50%, 12/01/2019 - 09/01/2040	854,073	895,587
4.54%, 01/01/2020	643,089	670,177
5.00%, 06/01/2033 - 08/01/2040	215,826	234,480
5.50%, 03/01/2024 - 03/01/2035	416,990	459,119
6.00%, 08/01/2021 - 09/01/2037	933,779	1,034,963
7.00%, 11/01/2037 - 12/01/2037	35,310	38,378
Federal National Mortgage Association Connecticut Avenue Securities 1-Month LIBOR + 0.55%, 2.10% (B), 01/25/2030	832,230	833,291
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.29%, 1.84% (B), 07/25/2036	113,280	113,085

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.40%, 1.95% (B), 05/25/2027	$ 173,069	$ 174,112
1-Month LIBOR + 0.50%, 2.05% (B), 05/25/2035 - 10/25/2042	1,024,507	1,029,525
1-Month LIBOR + 0.60%, 2.15% (B), 04/25/2040	37,511	37,782
1-Month LIBOR + 0.65%, 2.20% (B), 02/25/2024	83,517	83,843
1-Month LIBOR + 0.90%, 2.45% (B), 03/25/2038	187,736	191,701
1-Month LIBOR + 1.25%, 2.80% (B), 07/25/2023	154,446	157,210
3.00%, 05/25/2026 - 01/25/2046	1,552,608	1,572,792
3.50%, 04/25/2031	1,000,000	1,033,232
4.00%, 05/25/2033	169,653	178,130
5.00%, 10/25/2025	114,749	121,183
5.25%, 05/25/2039	40,733	42,699
5.50%, 03/25/2023 - 07/25/2040	921,961	995,592
6.00%, 03/25/2029	25,696	28,302
6.50%, 01/25/2032 - 07/25/2036	110,871	125,309
7.00%, 11/25/2041	112,606	128,089
(3.50) * 1-Month LIBOR + 23.10%, 17.67% (B), 06/25/2035	74,389	90,730
Federal National Mortgage Association REMIC, Interest Only STRIPS
(1.00) *1-Month LIBOR + 6.53%, 4.98% (B), 01/25/2041	352,865	63,443
5.00%, 08/25/2019	287,988	5,292
(1.00) *1-Month LIBOR + 6.60%, 5.05% (B), 08/25/2035 - 06/25/2036	407,514	55,859
(1.00) *1-Month LIBOR + 6.70%, 5.15% (B), 03/25/2036	342,920	64,977
Federal National Mortgage Association REMIC, Principal Only STRIPS 12/25/2034 - 12/25/2043	1,608,777	1,329,040
Federal National Mortgage Association, Principal Only STRIPS
09/25/2024 - 08/25/2032	39,517	36,080
05/15/2030, MTN	400,000	275,780
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	2,500,000	2,485,156
FREMF Mortgage Trust
3.50% (B), 08/25/2046 (A)	1,000,000	975,598
3.58% (B), 11/25/2049 (A)	491,000	485,785
3.68% (B), 01/25/2048 (A)	2,300,000	2,329,955
3.68% (B), 01/25/2048 (A)	1,000,000	957,038
3.83% (B), 11/25/2047 (A)	1,000,000	972,128
3.84% (B), 07/25/2049 (A)	440,000	447,774
1-Month LIBOR + 2.50%, 3.87% (B), 11/25/2024 (A)	1,000,000	999,997
4.07% (B), 11/25/2047 (A)	595,000	585,271
Government National Mortgage Association
1-Month LIBOR + 0.34%, 1.58% (B), 12/20/2062	588,708	585,890
1.65%, 01/20/2063 - 04/20/2063	1,989,461	1,963,746

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.41%, 1.65% (B), 03/20/2063	$ 343,880	$ 342,939
1-Month LIBOR + 0.45%, 1.69% (B), 03/20/2060 - 02/20/2063	728,312	727,425
1-Month LIBOR + 0.47%, 1.71% (B), 03/20/2063 - 08/20/2065	2,098,942	2,097,197
1-Month LIBOR + 0.48%, 1.72% (B), 04/20/2063 - 02/20/2065	2,427,284	2,426,185
1-Month LIBOR + 0.50%, 1.74% (B), 02/20/2061 - 06/20/2067	6,007,393	6,008,820
1-Month LIBOR + 0.52%, 1.76% (B), 10/20/2062 - 09/20/2065	932,915	933,881
1-Month LIBOR + 0.55%, 1.79% (B), 04/20/2062 - 07/20/2062	325,781	326,317
1-Month LIBOR + 0.56%, 1.80% (B), 03/20/2067	1,464,719	1,469,874
1-Month LIBOR + 0.58%, 1.82% (B), 05/20/2066	841,082	842,214
1-Month LIBOR + 0.60%, 1.84% (B), 04/20/2064 - 11/20/2065	3,185,340	3,200,280
1-Month LIBOR + 0.65%, 1.89% (B), 05/20/2061 - 03/20/2064	2,713,537	2,726,203
1-Month LIBOR + 0.69%, 1.93% (B), 02/20/2064	637,240	642,746
1-Month LIBOR + 0.70%, 1.94% (B), 09/20/2063	1,196,959	1,204,154
1-Month LIBOR + 1.00%, 2.24% (B), 12/20/2066	472,978	482,583
3.96% (B), 11/16/2042	209,277	218,347
4.00%, 09/16/2025	500,000	519,393
4.25%, 12/20/2044	793,934	846,795
4.64% (B), 10/20/2041	593,399	630,444
4.74% (B), 11/20/2042	514,620	550,763
5.00%, 04/20/2041	209,197	243,243
5.24% (B), 07/20/2060	365,628	377,603
5.50%, 01/16/2033 - 07/20/2037	798,159	879,143
5.86% (B), 12/20/2038	126,629	141,509
6.00%, 02/15/2024 - 09/20/2038	619,414	674,436
(3.50) * 1-Month LIBOR + 23.28%, 18.02% (B), 04/20/2037	54,541	73,829
Government National Mortgage Association, Interest Only STRIPS
1.71% (B), 06/20/2067	2,997,933	318,062
(1.00) *1-Month LIBOR + 6.60%, 5.10% (B), 05/20/2041	118,048	20,440
7.50%, 04/20/2031	24,951	2,389
Government National Mortgage Association, Principal Only STRIPS 02/17/2033 - 01/20/2038	60,293	55,351
Residual Funding Corp., Principal Only STRIPS 10/15/2019 - 10/15/2020	6,075,000	5,775,887
Tennessee Valley Authority
1.75%, 10/15/2018	171,000	171,023
4.25%, 09/15/2065	419,000	495,364
5.25%, 09/15/2039	200,000	269,776
5.88%, 04/01/2036	425,000	597,579

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Tennessee Valley Authority, Principal Only STRIPS 07/15/2028	$ 1,000,000	$ 731,983

Total U.S. Government Agency Obligations (Cost $245,946,992)		246,670,099

U.S. GOVERNMENT OBLIGATIONS - 16.1%
U.S. Treasury - 16.0%
U.S. Treasury Bond
2.50%, 02/15/2045	2,300,000	2,192,637
2.75%, 08/15/2042 - 08/15/2047	2,065,000	2,078,167
2.88%, 05/15/2043	8,580,000	8,822,318
3.13%, 11/15/2041 - 02/15/2043	1,645,000	1,768,088
3.50%, 02/15/2039	910,000	1,039,355
3.63%, 08/15/2043	3,000,000	3,501,328
3.75%, 11/15/2043	700,000	834,066
3.88%, 08/15/2040	2,160,000	2,602,462
4.25%, 05/15/2039 - 11/15/2040	1,750,000	2,220,381
4.38%, 02/15/2038 - 05/15/2041	7,965,000	10,235,269
4.50%, 05/15/2038 - 08/15/2039	8,000,000	10,439,750
4.75%, 02/15/2037	450,000	599,502
5.25%, 02/15/2029	300,000	382,055
5.50%, 08/15/2028	550,000	707,760
6.00%, 02/15/2026	810,000	1,026,991
8.75%, 05/15/2020 - 08/15/2020	1,500,000	1,752,715
U.S. Treasury Bond, Principal Only STRIPS
02/15/2018 - 05/15/2035	114,589,319	92,767,243
08/15/2019 - 11/15/2031 (E)	16,418,000	13,309,227
U.S. Treasury Note
0.63%, 04/30/2018	750,000	748,062
0.75%, 01/31/2018 (J)	7,332,000	7,329,207
0.75%, 02/15/2019	150,000	148,184
0.88%, 07/31/2019	100,000	98,492
1.00%, 06/30/2019 - 11/15/2019	3,200,000	3,149,227
1.25%, 10/31/2018 - 12/31/2018	8,500,000	8,459,101
1.38%, 02/29/2020	1,400,000	1,384,195
1.50%, 08/31/2018 - 01/31/2022	5,060,000	5,020,352
1.63%, 07/31/2019 - 08/15/2022	2,000,000	1,982,812
1.75%, 09/30/2019 - 09/30/2022	3,900,000	3,847,238
2.00%, 11/30/2020 - 08/15/2025	8,600,000	8,528,775
2.13%, 08/31/2020 - 05/15/2025	12,900,000	12,914,738
2.50%, 08/15/2023	1,400,000	1,418,977
2.63%, 08/15/2020 - 11/15/2020	3,350,000	3,408,787
2.75%, 11/15/2023 - 02/15/2024	2,000,000	2,052,828
2.88%, 03/31/2018	1,000,000	1,003,553
3.13%, 05/15/2019 - 05/15/2021	3,550,000	3,669,625
3.38%, 11/15/2019	200,000	205,500
3.50%, 02/15/2018 - 05/15/2020	6,600,000	6,681,716
3.63%, 02/15/2020 - 02/15/2021	3,850,000	4,029,676
U.S. Treasury Note, Principal Only STRIPS 05/15/2019 - 02/15/2020	3,175,000	3,058,674

		235,419,033

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 2.50%, 01/15/2029	57,445	69,683

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2019 - 01/15/2022	$ 1,994,121	$ 1,987,589
1.38%, 01/15/2020	86,692	88,961

		2,146,233

Total U.S. Government Obligations (Cost $234,547,226)		237,565,266

	Shares	Value
COMMON STOCKS - 22.0%
Australia - 0.3%
Australia & New Zealand Banking Group, Ltd.	42,627	955,885
BHP Billiton, Ltd. (E)	35,104	809,920
Commonwealth Bank of Australia (E)	7,584	475,405
CSL, Ltd.	2,356	259,747
Dexus, REIT	54,915	417,763
Goodman Group, REIT	83,925	551,363
Macquarie Group, Ltd.	7,206	560,168
Wesfarmers, Ltd.	12,678	439,403
Westpac Banking Corp.	7,818	191,235

		4,660,889

Austria - 0.0% (G)
Erste Group Bank AG (K)	13,097	567,369

Belgium - 0.1%
Anheuser-Busch InBev SA	9,300	1,039,200

Bermuda - 0.1%
Aspen Insurance Holdings, Ltd.	1,125	45,675
Assured Guaranty, Ltd.	4,900	165,963
Everest Re Group, Ltd.	1,850	409,331
Maiden Holdings, Ltd.	1,125	7,425
RenaissanceRe Holdings, Ltd.	1,970	247,412
XL Group, Ltd.	2,381	83,716

		959,522

Canada - 0.1%
Canadian Pacific Railway, Ltd.	577	105,453
Gildan Activewear, Inc.	8,720	281,656
Waste Connections, Inc.	17,826	1,264,576

		1,651,685

China - 0.0% (G)
Yum China Holdings, Inc.	2,000	80,040

Denmark - 0.1%
Chr Hansen Holding A/S	3,839	360,098
Novo Nordisk A/S, Class B	17,718	955,190

		1,315,288

Finland - 0.1%
Cargotec OYJ, B Shares	6,212	351,803
Nokia OYJ	101,449	473,991
Outokumpu OYJ (E)	44,889	416,877
Wartsila OYJ Abp	7,394	466,651

		1,709,322

France - 0.7%
Air Liquide SA	9,435	1,189,227
Airbus SE	8,959	892,204
AXA SA	33,355	989,919

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
France (continued)
BNP Paribas SA	14,055	$ 1,049,777
Capgemini SE	3,736	443,288
Pernod Ricard SA	5,159	816,773
Renault SA	7,801	785,400
Sanofi	11,119	958,560
Schneider Electric SE (K)	11,975	1,018,130
Sodexo SA	4,923	661,863
TOTAL SA	22,718	1,255,103
Vivendi SA	24,812	667,458

		10,727,702

Germany - 0.6%
adidas AG	2,356	472,507
Allianz SE, Class A	674	154,866
BASF SE	1,171	128,897
Bayer AG	8,590	1,071,898
Brenntag AG	11,451	725,032
Daimler AG	13,009	1,105,106
Deutsche Boerse AG	5,619	652,621
Deutsche Post AG	17,317	825,917
Deutsche Telekom AG	33,669	597,685
HeidelbergCement AG	1,991	215,598
Infineon Technologies AG	23,094	632,742
Linde AG (K)	2,145	500,966
SAP SE	11,207	1,256,595
Siemens AG	5,976	832,830

		9,173,260

Hong Kong - 0.2%
AIA Group, Ltd.	95,600	815,546
CK Asset Holdings, Ltd.	32,500	284,115
CK Hutchison Holdings, Ltd.	53,000	665,481
Wharf Holdings, Ltd.	45,000	155,513
Wharf Real Estate Investment Co., Ltd. (K)	45,000	299,507

		2,220,162

Ireland - 0.2%
Accenture PLC, Class A	8,499	1,301,112
Allegion PLC	5,597	445,297
Jazz Pharmaceuticals PLC (K)	2,499	336,491
Ryanair Holdings PLC, ADR (K)	4,432	461,770

		2,544,670

Israel - 0.0% (G)
Teva Pharmaceutical Industries, Ltd., ADR (E)	15,188	287,813

Italy - 0.2%
Assicurazioni Generali SpA	31,148	568,068
Atlantia SpA	14,169	447,457
Enel SpA	162,788	1,001,997
Telecom Italia SpA (K)	370,482	320,279
UniCredit SpA (K)	20,855	389,856

		2,727,657

Japan - 1.4%
Bridgestone Corp.	15,700	729,857
Central Japan Railway Co.	2,100	376,108
Daikin Industries, Ltd.	6,900	816,610
DMG Mori Co., Ltd.	21,300	440,651
Electric Power Development Co., Ltd.	5,300	142,760
Hitachi, Ltd.	36,000	280,492
Honda Motor Co., Ltd.	28,900	990,564

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Japan Airlines Co., Ltd.	13,200	$ 516,402
Japan Tobacco, Inc. (E)	18,600	599,393
Kao Corp. (E)	8,900	601,811
KDDI Corp.	10,100	251,391
Keyence Corp.	500	280,098
Kyowa Hakko Kirin Co., Ltd.	26,500	512,478
Kyushu Electric Power Co., Inc.	15,100	158,270
Mabuchi Motor Co., Ltd.	11,800	639,876
Marui Group Co., Ltd.	32,400	593,221
Mitsubishi Corp.	30,300	837,132
Mitsubishi UFJ Financial Group, Inc. (E)	157,300	1,153,696
MS&AD Insurance Group Holdings, Inc.	9,700	328,341
NGK Spark Plug Co., Ltd.	22,800	554,242
Nidec Corp.	3,600	505,134
Nippon Telegraph & Telephone Corp.	15,100	710,407
Nomura Research Institute, Ltd.	8,200	381,345
Otsuka Corp. (E)	6,000	460,084
Otsuka Holdings Co., Ltd. (E)	12,900	566,489
Panasonic Corp.	51,400	752,468
Renesas Electronics Corp. (K)	19,900	231,894
Sekisui House, Ltd.	23,900	431,759
Seven & i Holdings Co., Ltd.	17,500	727,335
Sony Corp.	6,500	293,228
Sumitomo Electric Industries, Ltd.	27,600	466,634
Sumitomo Mitsui Financial Group, Inc.	19,100	825,195
T&D Holdings, Inc.	27,400	468,603
Tokyo Gas Co., Ltd.	9,200	210,537
Tokyu Corp.	28,700	457,977
Toray Industries, Inc.	59,600	562,015
Toyota Motor Corp.	22,700	1,453,163
West Japan Railway Co.	6,800	496,504
Yamato Holdings Co., Ltd.	22,200	446,758

		21,250,922

Luxembourg - 0.0% (G)
ArcelorMittal (K)	20,293	660,211

Netherlands - 0.4%
ASML Holding NV	3,634	632,891
Heineken NV	5,393	562,506
ING Groep NV	53,834	989,883
Koninklijke Philips NV	12,910	488,556
NN Group NV	5,448	236,108
Royal Dutch Shell PLC, Class A	28,401	950,972
Royal Dutch Shell PLC, Class B	38,655	1,309,188

		5,170,104

Norway - 0.0% (G)
Norsk Hydro ASA	22,020	167,216

Panama - 0.0% (G)
Copa Holdings SA, Class A	2,557	342,791

Singapore - 0.1%
DBS Group Holdings, Ltd.	43,800	813,810
Kulicke & Soffa Industries, Inc. (K)	7,050	171,562

		985,372

Spain - 0.2%
Banco Santander SA	74,977	492,897
Bankia SA	104,603	500,400
Iberdrola SA	113,370	878,734

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Spain (continued)
Repsol SA	13,522	$ 239,228
Telefonica SA	35,918	350,156

		2,461,415

Sweden - 0.1%
Svenska Handelsbanken AB, A Shares	48,365	661,525

Switzerland - 0.7%
Chubb, Ltd.	4,412	644,725
Cie Financiere Richemont SA	7,470	676,896
Credit Suisse Group AG (K)	28,223	503,956
Ferguson PLC	9,720	699,481
LafargeHolcim, Ltd. (K)	11,465	646,520
LafargeHolcim, Ltd. (K)	1,677	94,651
Nestle SA	24,653	2,120,090
Novartis AG	11,667	986,568
Roche Holding AG	6,175	1,562,048
Swiss Re AG	5,882	550,806
TE Connectivity, Ltd.	4,864	462,274
Transocean, Ltd. (E) (K)	6,325	67,551
UBS Group AG (K)	41,186	758,250
Zurich Insurance Group AG	839	255,372

		10,029,188

United Kingdom - 1.1%
3i Group PLC	38,081	469,677
Aptiv PLC	3,194	270,947
Associated British Foods PLC	6,041	230,007
AstraZeneca PLC	9,240	638,865
Aviva PLC	75,851	518,708
Avon Products, Inc. (K)	7,725	16,609
Barratt Developments PLC	42,723	373,494
BP PLC	115,954	818,315
British American Tobacco PLC	22,325	1,512,531
Burberry Group PLC	24,607	595,359
Cardtronics PLC, Class A (K)	750	13,890
Delphi Technologies PLC (K)	1,065	55,881
Dixons Carphone PLC	61,740	165,883
Ensco PLC, Class A (E)	2,925	17,287
GlaxoSmithKline PLC	41,948	749,013
HSBC Holdings PLC	135,729	1,405,380
HSBC Holdings PLC	12,000	122,798
InterContinental Hotels Group PLC	11,862	755,771
ITV PLC	186,520	416,779
Janus Henderson Group PLC	3,640	139,266
LivaNova PLC (K)	750	59,940
Lloyds Banking Group PLC	493,857	453,811
Noble Corp. PLC (K)	3,875	17,515
Prudential PLC	38,668	994,816
Reckitt Benckiser Group PLC	1,461	136,482
Rio Tinto PLC	3,439	183,034
Rio Tinto, Ltd.	17,078	1,010,177
Standard Chartered PLC (K)	70,802	745,724
STERIS PLC	1,450	126,831
Taylor Wimpey PLC	112,584	313,739
TechnipFMC PLC	9,967	309,137
TechnipFMC PLC	4,480	140,269
Unilever NV, CVA	9,591	540,347
Vodafone Group PLC	411,496	1,305,617

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Whitbread PLC	3,700	$ 199,822
WPP PLC	24,078	435,945

		16,259,666

United States - 15.3%
8x8, Inc. (K)	1,350	19,035
A. Schulman, Inc.	2,375	88,469
Aaron’s, Inc.	3,050	121,542
Abbott Laboratories	12,410	708,239
AbbVie, Inc.	4,709	455,407
Abercrombie & Fitch Co., Class A	1,100	19,173
ABIOMED, Inc. (K)	300	56,223
ABM Industries, Inc.	925	34,891
Acadia Healthcare Co., Inc. (E) (K)	10,766	351,295
ACI Worldwide, Inc. (K)	2,000	45,340
Acorda Therapeutics, Inc. (K)	2,300	49,335
Adobe Systems, Inc. (K)	9,669	1,694,396
Adtalem Global Education, Inc. (K)	950	39,948
Advanced Energy Industries, Inc. (K)	350	23,618
AdvanSix, Inc. (K)	450	18,932
AECOM (K)	5,000	185,750
Aegion Corp. (K)	3,675	93,455
Aerojet Rocketdyne Holdings, Inc. (K)	1,025	31,980
AES Corp.	24,930	269,992
AGCO Corp.	2,500	178,575
Agilent Technologies, Inc.	3,277	219,461
Agree Realty Corp., REIT	1,725	88,734
AK Steel Holding Corp. (E) (K)	5,400	30,564
Alamo Group, Inc.	150	16,931
Albemarle Corp.	501	64,073
Alcoa Corp. (K)	11,339	610,832
Alexander & Baldwin, Inc.	750	20,805
Alexion Pharmaceuticals, Inc. (K)	1,098	131,310
Alleghany Corp. (K)	100	59,609
Allergan PLC	3,527	576,947
ALLETE, Inc.	1,250	92,950
Allscripts Healthcare Solutions, Inc. (K)	6,900	100,395
Allstate Corp.	4,240	443,970
Alphabet, Inc., Class A (K)	1,908	2,009,887
Alphabet, Inc., Class C (K)	4,775	4,996,560
AMAG Pharmaceuticals, Inc. (K)	1,875	24,844
Amazon.com, Inc. (K)	3,890	4,549,238
AMC Networks, Inc., Class A (K)	1,400	75,712
American Assets Trust, Inc., REIT	575	21,988
American Axle & Manufacturing Holdings, Inc. (K)	1,325	22,565
American Campus Communities, Inc., REIT	3,475	142,579
American Eagle Outfitters, Inc.	4,775	89,770
American Electric Power Co., Inc.	4,758	350,046
American Equity Investment Life Holding Co.	1,500	46,095
American Express Co.	7,576	752,373
American Financial Group, Inc.	2,325	252,355
American International Group, Inc.	10,271	611,946
American States Water Co.	625	36,194
American Tower Corp., REIT	6,119	872,998
American Vanguard Corp.	475	9,334
American Woodmark Corp. (K)	250	32,563
Ameriprise Financial, Inc.	1,740	294,878
Ameris Bancorp	525	25,305

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
AmerisourceBergen Corp.	2,081	$ 191,077
Amgen, Inc.	2,777	482,920
AMN Healthcare Services, Inc. (K)	800	39,400
Amphastar Pharmaceuticals, Inc. (K)	3,225	62,049
Amphenol Corp., Class A	4,588	402,826
Anadarko Petroleum Corp.	5,704	305,963
Analog Devices, Inc.	10,083	897,689
Andeavor	3,180	363,601
AngioDynamics, Inc. (K)	1,750	29,103
Anixter International, Inc. (K)	1,725	131,100
Anthem, Inc.	4,320	972,043
Apple, Inc.	49,653	8,402,777
Applied Industrial Technologies, Inc.	675	45,968
Applied Materials, Inc.	23,921	1,222,842
AptarGroup, Inc.	300	25,884
ArcBest Corp.	3,175	113,506
Archer-Daniels-Midland Co.	1,683	67,455
Archrock, Inc.	3,825	40,163
Arista Networks, Inc. (K)	1,522	358,553
Armada Hoffler Properties, Inc., REIT	8,475	131,617
ARRIS International PLC (K)	6,525	167,627
Arrow Electronics, Inc. (K)	3,850	309,578
Arthur J. Gallagher & Co.	2,996	189,587
Asbury Automotive Group, Inc. (K)	325	20,800
Ashland Global Holdings, Inc.	550	39,160
Associated Banc-Corp.	5,300	134,620
AT&T, Inc.	30,076	1,169,355
Atmos Energy Corp.	3,325	285,584
ATN International, Inc.	175	9,671
AutoNation, Inc. (E) (K)	1,075	55,180
AvalonBay Communities, Inc., REIT	2,036	363,243
Avis Budget Group, Inc. (K)	1,150	50,462
Avista Corp.	1,450	74,660
Avnet, Inc.	4,775	189,185
BancorpSouth Bank	1,775	55,824
Bank of America Corp.	105,630	3,118,198
Bank of Hawaii Corp.	1,075	92,127
Bank of New York Mellon Corp.	11,785	634,740
Bank of the Ozarks, Inc.	900	43,605
Banner Corp.	550	30,316
Barnes Group, Inc.	2,975	188,228
Baxter International, Inc.	12,210	789,254
Becton Dickinson and Co.	2,231	477,568
Bel Fuse, Inc., Class B	1,225	30,839
Belden, Inc.	650	50,161
Bemis Co., Inc.	425	20,311
Benchmark Electronics, Inc. (K)	3,950	114,945
Berkshire Hathaway, Inc., Class B (K)	7,812	1,548,495
Berry Global Group, Inc. (K)	890	52,216
Best Buy Co., Inc.	9,834	673,334
Big Lots, Inc. (E)	925	51,939
Bill Barrett Corp. (K)	700	3,591
Bio-Rad Laboratories, Inc., Class A (K)	350	83,534
Biogen, Inc. (K)	1,898	604,646
BioMarin Pharmaceutical, Inc. (K)	439	39,146
BioTelemetry, Inc. (K)	500	14,950
Bioverativ, Inc. (K)	1,825	98,404
BlackRock, Inc.	755	387,851

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Blucora, Inc. (K)	675	$ 14,918
Bob Evans Farms, Inc.	300	23,646
Boeing Co.	3,790	1,117,709
BofI Holding, Inc. (E) (K)	700	20,930
Boise Cascade Co.	2,075	82,792
Boston Private Financial Holdings, Inc.	1,250	19,313
Boston Properties, Inc., REIT	1,061	137,962
Boston Scientific Corp. (K)	21,897	542,827
Bottomline Technologies de, Inc. (K)	600	20,808
Briggs & Stratton Corp.	3,375	85,624
Brighthouse Financial, Inc. (K)	647	37,940
Brink’s Co.	875	68,862
Brinker International, Inc. (E)	2,575	100,013
Bristol-Myers Squibb Co.	13,387	820,355
Brixmor Property Group, Inc., REIT	2,551	47,602
Broadcom, Ltd.	7,091	1,821,678
Broadridge Financial Solutions, Inc.	3,675	332,881
Brookline Bancorp, Inc.	1,200	18,840
Brown & Brown, Inc.	1,450	74,617
Brunswick Corp.	1,500	82,830
Buffalo Wild Wings, Inc. (K)	250	39,088
Burlington Stores, Inc. (K)	2,910	358,017
CA, Inc.	374	12,447
Cabot Corp.	2,075	127,799
Cabot Microelectronics Corp.	375	35,280
CACI International, Inc., Class A (K)	1,100	145,585
Caleres, Inc.	1,950	65,286
Callaway Golf Co.	1,675	23,333
Camden Property Trust, REIT	1,450	133,487
Cantel Medical Corp.	600	61,722
Capella Education Co.	250	19,350
Capital One Financial Corp.	4,070	405,291
Carlisle Cos., Inc.	1,075	122,174
Carpenter Technology Corp.	300	15,297
Carter’s, Inc.	1,150	135,113
Casey’s General Stores, Inc.	125	13,993
Catalent, Inc. (K)	2,300	94,484
Caterpillar, Inc.	6,500	1,024,270
Cathay General Bancorp	1,300	54,821
Cato Corp., Class A	1,200	19,104
Cavium, Inc. (K)	5,693	477,244
CBRE Group, Inc., Class A (K)	10,867	470,650
CBS Corp., Class B	4,430	261,370
CDK Global, Inc.	1,275	90,882
Celanese Corp., Series A	2,430	260,204
Celgene Corp. (K)	5,937	619,585
Centene Corp. (K)	3,380	340,974
CenterPoint Energy, Inc.	10,910	309,408
Central Garden & Pet Co. (K)	650	25,298
Central Garden & Pet Co., Class A (K)	3,375	127,271
Charles River Laboratories International, Inc. (K)	900	98,505
Charles Schwab Corp.	35,382	1,817,573
Charter Communications, Inc., Class A (K)	2,137	717,947
Cheesecake Factory, Inc. (E)	825	39,749
Chemours Co.	3,575	178,964
Chesapeake Lodging Trust, REIT	850	23,027
Chevron Corp.	8,312	1,040,579
Chico’s FAS, Inc.	3,500	30,870

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Children’s Place, Inc.	975	$ 141,716
Chimera Investment Corp., REIT	3,980	73,550
Ciena Corp. (K)	1,900	39,767
Cigna Corp.	3,540	718,939
Cinemark Holdings, Inc.	325	11,317
Cirrus Logic, Inc. (K)	1,025	53,157
Cisco Systems, Inc.	7,702	294,987
CIT Group, Inc.	6,350	312,610
Citigroup, Inc.	36,294	2,700,637
Citizens Financial Group, Inc.	3,173	133,203
CMS Energy Corp.	2,954	139,724
CNO Financial Group, Inc.	2,875	70,984
CNX Resources Corp. (K)	3,425	50,108
Coca-Cola Co.	5,702	261,608
Cognex Corp.	1,350	82,566
Coherent, Inc. (K)	375	105,832
Cohu, Inc.	2,775	60,911
Columbia Banking System, Inc.	1,025	44,526
Comcast Corp., Class A	44,087	1,765,684
Comerica, Inc.	10,389	901,869
Comfort Systems USA, Inc.	575	25,099
Commerce Bancshares, Inc.	88	4,914
Commercial Metals Co.	1,825	38,909
Community Bank System, Inc.	550	29,563
Community Health Systems, Inc. (E) (K)	8,450	35,997
CommVault Systems, Inc. (K)	1,550	81,375
comScore, Inc. (E) (K)	700	19,950
Comtech Telecommunications Corp.	400	8,848
Conagra Brands, Inc.	7,610	286,669
Concho Resources, Inc. (K)	5,678	852,949
ConocoPhillips	5,040	276,646
CONSOL Energy, Inc. (K)	418	16,515
Constellation Brands, Inc., Class A	1,957	447,311
Convergys Corp.	1,550	36,425
Cooper Cos., Inc.	232	50,548
Cooper-Standard Holdings, Inc. (K)	1,275	156,187
Copart, Inc. (K)	12,029	519,533
Core-Mark Holding Co., Inc.	275	8,685
CoreCivic, Inc., REIT	2,025	45,563
CoreLogic, Inc. (K)	1,425	65,849
CoreSite Realty Corp., REIT	575	65,493
Corning, Inc.	12,879	411,999
Corporate Office Properties Trust, REIT	4,500	131,400
Costco Wholesale Corp.	3,450	642,114
Cousins Properties, Inc., REIT	4,517	41,782
Cracker Barrel Old Country Store, Inc. (E)	475	75,473
Crane Co.	2,550	227,511
Cree, Inc. (K)	300	11,142
Crocs, Inc. (K)	1,275	16,116
Crown Holdings, Inc. (K)	3,275	184,219
CryoLife, Inc. (K)	425	8,139
CSG Systems International, Inc.	1,475	64,635
Cullen / Frost Bankers, Inc.	975	92,284
Curtiss-Wright Corp.	725	88,341
CVS Health Corp.	3,146	228,085
CyrusOne, Inc., REIT	1,325	78,877
D.R. Horton, Inc.	4,451	227,313
Dana, Inc.	8,125	260,081

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Danaher Corp.	3,166	$ 293,868
Darling Ingredients, Inc. (K)	2,625	47,591
DCT Industrial Trust, Inc., REIT	1,100	64,658
Dean Foods Co.	5,725	66,181
Deckers Outdoor Corp. (K)	1,050	84,262
Deere & Co.	5,372	840,772
Delta Air Lines, Inc.	21,804	1,221,024
Denbury Resources, Inc. (K)	5,975	13,205
DENTSPLY SIRONA, Inc.	5,565	366,344
Depomed, Inc. (K)	11,750	94,587
Devon Energy Corp.	2,380	98,532
Diamondback Energy, Inc. (K)	3,893	491,491
DiamondRock Hospitality Co., REIT	7,050	79,594
Dick’s Sporting Goods, Inc.	1,425	40,955
Digi International, Inc. (K)	2,275	21,726
Digital Realty Trust, Inc., REIT	713	81,211
Dime Community Bancshares, Inc.	1,225	25,664
DineEquity, Inc. (E)	300	15,219
Diplomat Pharmacy, Inc. (K)	3,025	60,712
DISH Network Corp., Class A (K)	7,741	369,633
Dollar Tree, Inc. (K)	4,917	527,643
Domino’s Pizza, Inc.	750	141,720
Domtar Corp.	3,575	177,034
Donnelley Financial Solutions, Inc. (K)	437	8,517
Douglas Emmett, Inc., REIT	2,975	122,153
DowDuPont, Inc.	17,415	1,240,296
DST Systems, Inc.	2,775	172,244
DSW, Inc., Class A	1,125	24,086
Duke Energy Corp.	2,094	176,126
Dun & Bradstreet Corp.	625	74,006
DXC Technology Co.	3,580	339,742
DXP Enterprises, Inc. (K)	225	6,653
Dycom Industries, Inc. (K)	525	58,501
Eagle Materials, Inc.	6,407	725,913
East West Bancorp, Inc.	12,710	773,149
Eastman Chemical Co.	6,766	626,802
Eaton Corp. PLC	9,966	787,414
Eaton Vance Corp.	1,925	108,551
eBay, Inc. (K)	22,930	865,378
El Paso Electric Co.	1,375	76,106
Electronic Arts, Inc. (K)	6,260	657,676
Eli Lilly & Co.	9,671	816,813
EMCOR Group, Inc.	2,450	200,287
Emergent BioSolutions, Inc. (K)	275	12,779
Encompass Health Corp.	3,825	188,993
Energen Corp. (K)	1,575	90,673
Energizer Holdings, Inc.	5,875	281,882
EnerSys	2,350	163,630
Engility Holdings, Inc. (K)	325	9,220
Entergy Corp.	2,067	168,233
EOG Resources, Inc.	9,729	1,049,856
ePlus, Inc. (K)	200	15,040
EPR Properties, REIT	750	49,095
EQT Corp.	3,235	184,136
Equinix, Inc., REIT	406	184,007
Equity Commonwealth, REIT (K)	2,670	81,462
Equity Residential, REIT	3,962	252,657
Essendant, Inc.	1,725	15,991

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Essex Property Trust, Inc., REIT	207	$ 49,964
Estee Lauder Cos., Inc., Class A	2,431	309,320
Evercore, Inc., Class A	1,775	159,750
Evolent Health, Inc., Class A (E) (K)	12,508	153,848
Exact Sciences Corp. (K)	5,019	263,698
Exelon Corp.	10,023	395,006
ExlService Holdings, Inc. (K)	1,550	93,542
Expedia, Inc.	2,240	268,285
Express Scripts Holding Co. (K)	680	50,755
Express, Inc. (K)	1,200	12,180
Exterran Corp. (K)	1,637	51,467
Extra Space Storage, Inc., REIT	1,771	154,874
Exxon Mobil Corp.	12,852	1,074,941
Facebook, Inc., Class A (K)	23,046	4,066,697
FactSet Research Systems, Inc.	675	130,113
Fair Isaac Corp.	575	88,090
Federal Realty Investment Trust, REIT	1,393	185,004
Federal Signal Corp.	975	19,588
FedEx Corp.	205	51,156
Fidelity National Information Services, Inc.	6,499	611,491
First American Financial Corp.	3,375	189,135
First Financial Bancorp	825	21,739
First Horizon National Corp.	3,325	66,467
First Industrial Realty Trust, Inc., REIT	1,900	59,793
First Midwest Bancorp, Inc.	6,100	146,461
First Republic Bank	2,729	236,441
First Solar, Inc. (K)	3,650	246,448
FirstCash, Inc.	1,856	125,187
Flowers Foods, Inc.	3,000	57,930
Ford Motor Co.	26,211	327,375
Fortinet, Inc. (K)	2,775	121,240
Fortive Corp.	672	48,619
Fortune Brands Home & Security, Inc.	5,810	397,636
Francesca’s Holdings Corp. (K)	550	4,021
Franklin Street Properties Corp., REIT	1,150	12,351
Freeport-McMoRan, Inc. (K)	13,283	251,846
FTD Cos., Inc. (K)	300	2,157
FTI Consulting, Inc. (K)	750	32,220
Fulton Financial Corp.	3,400	60,860
FutureFuel Corp.	1,775	25,010
GameStop Corp., Class A (E)	1,700	30,515
Gannett Co., Inc.	1,950	22,601
General Cable Corp. (E)	4,175	123,580
General Dynamics Corp.	2,976	605,467
General Electric Co.	27,677	482,964
General Motors Co.	6,510	266,845
Geo Group, Inc., REIT	6,061	143,040
Getty Realty Corp., REIT	4,302	116,842
Gibraltar Industries, Inc. (K)	525	17,325
Gilead Sciences, Inc.	17,868	1,280,064
Global Payments, Inc.	6,234	624,896
GoDaddy, Inc., Class A (K)	9,049	454,984
Graham Holdings Co., Class B	75	41,876
Great Plains Energy, Inc.	4,850	156,364
Green Dot Corp., Class A (K)	2,225	134,078
Green Plains, Inc.	600	10,110
Greenbrier Cos., Inc. (E)	2,375	126,587
Greif, Inc., Class A	400	24,232

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Group 1 Automotive, Inc.	1,550	$ 110,003
Guidewire Software, Inc. (K)	3,367	250,033
Gulf Island Fabrication, Inc.	1,825	24,501
Gulfport Energy Corp. (K)	2,525	32,219
H&R Block, Inc.	11,121	291,593
Haemonetics Corp. (K)	900	52,272
Hain Celestial Group, Inc. (K)	1,150	48,749
Halliburton Co.	2,127	103,946
Halyard Health, Inc. (K)	2,650	122,377
Hancock Holding Co.	3,575	176,962
Hanmi Financial Corp.	2,300	69,805
Hanover Insurance Group, Inc.	2,200	237,776
Harris Corp.	505	71,533
Harsco Corp. (K)	1,425	26,576
Hartford Financial Services Group, Inc.	1,457	82,000
Haverty Furniture Cos., Inc.	275	6,229
Hawaiian Electric Industries, Inc.	3,175	114,776
Hawaiian Holdings, Inc.	900	35,865
Hawkins, Inc.	175	6,160
HB Fuller Co.	825	44,443
HCP, Inc., REIT	4,463	116,395
Healthcare Realty Trust, Inc., REIT	925	29,711
Heidrick & Struggles International, Inc.	1,100	27,005
Helen of Troy, Ltd. (K)	1,050	101,167
Helix Energy Solutions Group, Inc. (K)	1,425	10,745
Herman Miller, Inc.	950	38,048
Hersha Hospitality Trust, REIT	650	11,310
HFF, Inc., Class A	1,825	88,768
Highwoods Properties, Inc., REIT	3,000	152,730
Hill-Rom Holdings, Inc.	2,675	225,476
Hilton Grand Vacations, Inc. (K)	6,594	276,618
Hilton Worldwide Holdings, Inc.	12,188	973,334
HNI Corp.	675	26,035
HollyFrontier Corp.	13,425	687,628
Home BancShares, Inc.	1,375	31,969
Home Depot, Inc.	9,893	1,875,020
Honeywell International, Inc.	8,774	1,345,581
Hope Bancorp, Inc.	1,883	34,365
Hospitality Properties Trust, REIT	5,750	171,637
HP, Inc.	57,026	1,198,116
HSN, Inc.	500	20,175
Hub Group, Inc., Class A (K)	2,950	141,305
Hubbell, Inc.	850	115,039
Humana, Inc.	4,250	1,054,297
Huntington Ingalls Industries, Inc.	1,475	347,657
Huntsman Corp.	10,370	345,217
Iconix Brand Group, Inc. (K)	54	70
IDACORP, Inc.	1,425	130,188
IDEX Corp.	1,025	135,269
Illumina, Inc. (K)	2,864	625,755
Impax Laboratories, Inc. (K)	4,050	67,432
INC Research Holdings, Inc., Class A (K)	925	40,330
Independent Bank Corp.	475	33,179
Ingersoll-Rand PLC	9,897	882,713
Ingevity Corp. (K)	1,000	70,470
Ingredion, Inc.	4,450	622,110
Innophos Holdings, Inc.	1,950	91,123
Innospec, Inc.	400	28,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Inogen, Inc. (K)	100	$ 11,908
Insight Enterprises, Inc. (K)	1,150	44,034
Insperity, Inc.	3,150	180,652
Integer Holdings Corp. (K)	2,225	100,792
Integrated Device Technology, Inc. (K)	2,275	67,636
Intercept Pharmaceuticals, Inc. (E) (K)	2,938	171,638
Intercontinental Exchange, Inc.	5,573	393,231
InterDigital, Inc.	525	39,979
Interface, Inc.	1,075	27,036
International Business Machines Corp.	3,197	490,484
INTL. FCStone, Inc. (K)	275	11,696
Intuit, Inc.	652	102,873
Intuitive Surgical, Inc. (K)	961	350,707
Invacare Corp.	5,700	96,045
Investment Technology Group, Inc.	1,600	30,800
Itron, Inc. (K)	625	42,625
ITT, Inc.	3,350	178,789
J&J Snack Foods Corp.	225	34,162
J.M. Smucker, Co.	265	32,924
j2 Global, Inc.	825	61,900
Jabil, Inc.	6,325	166,031
Jack in the Box, Inc.	500	49,055
JC Penney Co., Inc. (E) (K)	5,100	16,116
JetBlue Airways Corp. (K)	6,550	146,327
John Bean Technologies Corp.	2,192	242,874
John Wiley & Sons, Inc., Class A	1,450	95,337
Johnson & Johnson	8,439	1,179,097
Jones Lang LaSalle, Inc.	1,500	223,395
Kaiser Aluminum Corp.	300	32,055
KapStone Paper and Packaging Corp.	750	17,018
KB Home	5,975	190,901
KBR, Inc.	2,061	40,870
Kelly Services, Inc., Class A	1,125	30,679
Kemet Corp. (K)	850	12,801
Kemper Corp.	400	27,560
Kennametal, Inc.	1,250	60,513
KeyCorp	19,396	391,217
Keysight Technologies, Inc. (K)	4,550	189,280
Kilroy Realty Corp., REIT	1,525	113,841
Kimberly-Clark Corp.	4,339	523,544
Kinder Morgan, Inc.	18,842	340,475
Kindred Healthcare, Inc.	1,200	11,640
Kite Realty Group Trust, REIT	3,350	65,660
Koppers Holdings, Inc. (K)	1,875	95,437
Korn / Ferry International	3,400	140,692
Kraft Heinz Co.	1,541	119,828
Kraton Corp. (K)	575	27,698
Kroger Co.	2,321	63,711
La-Z-Boy, Inc.	775	24,180
Lam Research Corp.	4,948	910,778
Lamb Weston Holdings, Inc.	2,250	127,012
Landstar System, Inc.	1,350	140,535
Lantheus Holdings, Inc. (K)	4,000	81,800
LaSalle Hotel Properties, REIT	2,600	72,982
Lear Corp.	668	118,009
LegacyTexas Financial Group, Inc.	625	26,381
Legg Mason, Inc.	1,450	60,871
Leidos Holdings, Inc.	3,825	246,980

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
LendingTree, Inc. (E) (K)	125	$ 42,556
Lennox International, Inc.	3,766	784,307
Liberty Property Trust, REIT	2,025	87,095
LifePoint Health, Inc. (K)	700	34,860
Lincoln Electric Holdings, Inc.	2,200	201,476
Lincoln National Corp.	2,645	203,321
Lithia Motors, Inc., Class A	1,025	116,430
Littelfuse, Inc.	350	69,237
Live Nation Entertainment, Inc. (K)	3,700	157,509
LivePerson, Inc. (K)	825	9,488
LKQ Corp. (K)	12,038	489,585
LogMeIn, Inc.	775	88,737
Louisiana-Pacific Corp. (K)	11,410	299,627
Lowe’s Cos., Inc.	9,435	876,889
LSC Communications, Inc.	3,487	52,828
Luminex Corp.	600	11,820
Lydall, Inc. (K)	250	12,688
Mack-Cali Realty Corp., REIT	4,300	92,708
Magellan Health, Inc. (K)	1,125	108,619
ManpowerGroup, Inc.	4,810	606,589
ManTech International Corp., Class A	400	20,076
Marathon Petroleum Corp.	10,278	678,142
MarketAxess Holdings, Inc.	275	55,481
Masco Corp.	5,557	244,175
Masimo Corp. (K)	1,850	156,880
Mastercard, Inc., Class A	5,825	881,672
Maxim Integrated Products, Inc.	1,870	97,764
MB Financial, Inc.	900	40,068
McDermott International, Inc. (K)	16,175	106,431
McDonald’s Corp.	593	102,067
McKesson Corp.	1,358	211,780
MDC Holdings, Inc.	810	25,823
MDU Resources Group, Inc.	3,275	88,032
Medical Properties Trust, Inc., REIT	3,075	42,374
Medicines Co. (E) (K)	4,375	119,612
Medifast, Inc.	225	15,707
MEDNAX, Inc. (K)	1,500	80,160
Merck & Co., Inc.	10,499	590,779
Meredith Corp.	575	37,979
Methode Electronics, Inc.	2,750	110,275
MetLife, Inc.	15,934	805,623
Michaels Cos., Inc. (K)	1,750	42,333
Microchip Technology, Inc.	2,934	257,840
Micron Technology, Inc. (K)	3,426	140,877
Microsemi Corp. (K)	2,175	112,339
Microsoft Corp.	75,739	6,478,714
MicroStrategy, Inc., Class A (K)	650	85,345
Middleby Corp. (K)	1,717	231,709
Minerals Technologies, Inc.	625	43,031
MKS Instruments, Inc.	1,350	127,575
Mohawk Industries, Inc. (K)	3,698	1,020,278
Molina Healthcare, Inc. (K)	2,650	203,202
Molson Coors Brewing Co., Class B	8,547	701,452
Momenta Pharmaceuticals, Inc. (K)	10,625	148,219
Mondelez International, Inc., Class A	21,293	911,340
Monster Beverage Corp. (K)	4,865	307,906
Moody’s Corp.	1,980	292,268
Moog, Inc., Class A (K)	950	82,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Morgan Stanley	21,401	$ 1,122,910
Mosaic Co.	241	6,184
Movado Group, Inc.	275	8,855
MSA Safety, Inc.	500	38,760
MSC Industrial Direct Co., Inc., Class A	775	74,911
MSCI, Inc.	3,800	480,852
Mueller Industries, Inc.	925	32,773
Murphy Oil Corp.	2,750	85,387
Murphy USA, Inc. (K)	600	48,216
Mylan NV (K)	2,538	107,383
MYR Group, Inc. (K)	3,025	108,083
Myriad Genetics, Inc. (K)	1,125	38,638
Nanometrics, Inc. (K)	1,850	46,102
Nasdaq, Inc.	3,691	283,580
National Fuel Gas Co. (E)	1,750	96,092
National Instruments Corp.	1,900	79,097
Natus Medical, Inc. (K)	575	21,965
Navigant Consulting, Inc. (K)	775	15,043
Navigators Group, Inc.	225	10,958
NBT Bancorp, Inc.	575	21,160
NCR Corp. (K)	4,600	156,354
Nektar Therapeutics (K)	750	44,790
Netflix, Inc. (K)	2,507	481,244
New Jersey Resources Corp.	200	8,040
Newmont Mining Corp.	8,387	314,680
Newpark Resources, Inc. (K)	1,525	13,115
News Corp., Class A	13,700	222,077
NextEra Energy, Inc.	6,984	1,090,831
NIC, Inc.	900	14,940
NIKE, Inc., Class B	7,483	468,062
NiSource, Inc.	4,895	125,655
Norfolk Southern Corp.	4,899	709,865
Northrop Grumman Corp.	1,836	563,487
NorthWestern Corp.	725	43,283
Norwegian Cruise Line Holdings, Ltd. (K)	5,576	296,922
NOW, Inc. (K)	1,675	18,475
NRG Energy, Inc.	10,720	305,306
Nu Skin Enterprises, Inc., Class A	6,095	415,862
Nutrisystem, Inc.	375	19,725
NuVasive, Inc. (K)	800	46,792
NVIDIA Corp.	6,140	1,188,090
NVR, Inc. (K)	75	263,116
O’Reilly Automotive, Inc. (K)	1,240	298,270
Occidental Petroleum Corp.	6,646	489,544
Office Depot, Inc.	17,625	62,393
OGE Energy Corp.	6,225	204,865
Oil States International, Inc. (K)	750	21,225
Old Dominion Freight Line, Inc.	4,879	641,832
Old Republic International Corp.	8,375	179,057
Olin Corp.	2,800	99,624
Omega Healthcare Investors, Inc., REIT (E)	1,396	38,446
On Assignment, Inc. (K)	825	53,023
ONEOK, Inc.	2,004	107,114
Opus Bank (K)	325	8,873
Oracle Corp.	11,494	543,436
OraSure Technologies, Inc. (K)	925	17,446
Orbital ATK, Inc.	1,000	131,500
Orion Group Holdings, Inc. (K)	400	3,132

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Oshkosh Corp.	6,129	$ 557,065
Owens & Minor, Inc.	3,900	73,632
Owens Corning	2,570	236,286
Owens-Illinois, Inc. (K)	6,975	154,636
Oxford Industries, Inc.	225	16,918
PACCAR, Inc.	3,023	214,875
PacWest Bancorp	3,825	192,780
Palo Alto Networks, Inc. (K)	1,700	246,398
Papa John’s International, Inc. (E)	275	15,430
Par Pacific Holdings, Inc. (K)	3,775	72,782
Parker-Hannifin Corp.	1,960	391,177
Patterson-UTI Energy, Inc.	2,425	55,799
PayPal Holdings, Inc. (K)	7,418	546,113
PBF Energy, Inc., Class A	1,750	62,038
PepsiCo, Inc.	13,937	1,671,325
Perficient, Inc. (K)	2,625	50,059
Perry Ellis International, Inc. (K)	1,650	41,316
Pfizer, Inc.	47,560	1,722,623
Philip Morris International, Inc.	13,765	1,454,272
Pilgrim’s Pride Corp. (E) (K)	9,165	284,665
Pinnacle Financial Partners, Inc.	1,225	81,217
Pioneer Energy Services Corp. (K)	1,200	3,660
Pioneer Natural Resources Co.	4,019	694,684
Piper Jaffray Cos.	450	38,813
Pitney Bowes, Inc.	2,975	33,261
Plantronics, Inc.	700	35,266
Plexus Corp. (K)	2,275	138,138
PNC Financial Services Group, Inc.	1,580	227,978
Polaris Industries, Inc. (E)	975	120,890
PolyOne Corp.	1,400	60,900
Post Holdings, Inc. (K)	1,875	148,556
Potlatch Corp., REIT	1,975	98,552
Powell Industries, Inc.	200	5,730
Priceline Group, Inc. (K)	427	742,015
Procter & Gamble Co.	7,289	669,713
Progress Software Corp.	3,350	142,609
Progressive Corp.	7,100	399,872
Prologis, Inc., REIT	2,354	151,857
Provident Financial Services, Inc.	1,600	43,152
PS Business Parks, Inc., REIT	1,225	153,235
PTC, Inc. (K)	1,825	110,905
Public Service Enterprise Group, Inc.	1,009	51,964
Public Storage, REIT	1,824	381,216
PulteGroup, Inc.	1,774	58,986
PVH Corp.	3,575	490,526
QEP Resources, Inc. (K)	4,000	38,280
Quality Systems, Inc. (K)	850	11,543
Qualys, Inc. (K)	550	32,643
QuinStreet, Inc. (K)	2,225	18,646
R.R. Donnelley & Sons Co.	3,183	29,602
Raven Industries, Inc.	550	18,893
Rayonier Advanced Materials, Inc. (E)	650	13,293
Rayonier, Inc., REIT	5,300	167,639
Red Hat, Inc. (K)	2,437	292,684
Regal Beloit Corp.	2,225	170,435
Regions Financial Corp.	7,930	137,030
Reinsurance Group of America, Inc.	2,050	319,656
Reliance Steel & Aluminum Co.	2,200	188,738

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Rent-A-Center, Inc. (E)	1,075	$ 11,933
Resources Connection, Inc.	1,975	30,514
Retail Opportunity Investments Corp., REIT	1,575	31,421
Revance Therapeutics, Inc. (E) (K)	6,945	248,284
REX American Resources Corp. (K)	125	10,349
RH (K)	325	28,018
Rockwell Automation, Inc.	1,280	251,328
Rogers Corp. (K)	250	40,480
Ross Stores, Inc.	5,934	476,203
Rowan Cos. PLC, Class A (K)	2,000	31,320
Royal Caribbean Cruises, Ltd.	3,984	475,212
Royal Gold, Inc.	350	28,742
RPM International, Inc.	1,025	53,731
Rudolph Technologies, Inc. (K)	3,175	75,882
Ruth’s Hospitality Group, Inc.	475	10,284
S&P Global, Inc.	7,870	1,333,178
Sabra Health Care REIT, Inc.	2,666	50,041
Sabre Corp.	3,375	69,187
Safety Insurance Group, Inc.	225	18,090
Sage Therapeutics, Inc. (K)	1,144	188,428
Saia, Inc. (K)	375	26,531
salesforce.com, Inc. (K)	5,550	567,376
Sally Beauty Holdings, Inc. (K)	2,200	41,272
Sanderson Farms, Inc. (E)	325	45,104
Sanmina Corp. (K)	2,500	82,500
Saul Centers, Inc., REIT	200	12,350
SBA Communications Corp., REIT (K)	641	104,714
ScanSource, Inc. (K)	200	7,160
Schweitzer-Mauduit International, Inc.	3,175	144,018
Science Applications International Corp.	3,175	243,110
Scientific Games Corp., Class A (K)	900	46,170
Scotts Miracle-Gro Co.	700	74,893
SEI Investments Co.	2,575	185,039
Select Medical Holdings Corp. (K)	7,800	137,670
Selective Insurance Group, Inc.	875	51,363
Semtech Corp. (K)	1,550	53,010
Seneca Foods Corp., Class A (K)	500	15,375
Senior Housing Properties Trust, REIT	7,200	137,880
ServiceNow, Inc. (K)	3,364	438,632
Shire PLC	16,671	877,826
Signature Bank (K)	725	99,513
Silgan Holdings, Inc.	1,275	37,472
Sirius XM Holdings, Inc. (E)	26,294	140,936
Skechers U.S.A., Inc., Class A (K)	2,275	86,086
SkyWest, Inc.	1,250	66,375
Sleep Number Corp. (K)	825	31,012
SLM Corp. (K)	7,275	82,207
SM Energy Co.	1,800	39,744
Snap-on, Inc.	1,786	311,300
Sonoco Products Co.	1,000	53,140
Sotheby’s (K)	250	12,900
Southwest Airlines Co.	6,420	420,189
Southwest Gas Holdings, Inc.	825	66,396
Southwestern Energy Co. (K)	8,425	47,012
Spark Therapeutics, Inc. (E) (K)	3,125	160,687
SpartanNash Co.	2,775	74,037
Spire, Inc.	100	7,515
Splunk, Inc. (K)	5,963	493,975

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
Spok Holdings, Inc.	1,450	$ 22,693
Sprouts Farmers Market, Inc. (K)	325	7,914
SPX Corp. (K)	600	18,834
SPX FLOW, Inc. (K)	650	30,908
Square, Inc., Class A (E) (K)	5,026	174,251
SRC Energy, Inc. (K)	2,875	24,524
Stamps.com, Inc. (K)	250	47,000
Standex International Corp.	200	20,370
Stanley Black & Decker, Inc.	8,546	1,450,171
State Street Corp.	6,390	623,728
Steel Dynamics, Inc.	5,125	221,041
Stepan Co.	1,450	114,506
Sterling Bancorp	6,975	171,585
Steven Madden, Ltd. (K)	925	43,198
Stewart Information Services Corp.	425	17,978
Stifel Financial Corp.	2,325	138,477
Strayer Education, Inc.	175	15,677
Summit Hotel Properties, Inc., REIT	1,775	27,033
SunCoke Energy, Inc. (K)	1,100	13,189
Sunstone Hotel Investors, Inc., REIT	2,340	38,680
SunTrust Banks, Inc.	3,399	219,541
Superior Energy Services, Inc. (K)	1,600	15,408
SUPERVALU, Inc. (K)	610	13,176
SVB Financial Group (K)	1,615	377,539
Sykes Enterprises, Inc. (K)	3,375	106,144
Symantec Corp.	2,704	75,874
Synaptics, Inc. (K)	575	22,966
Synchronoss Technologies, Inc. (K)	600	5,364
SYNNEX Corp.	375	50,981
Synovus Financial Corp.	5,075	243,295
T-Mobile US, Inc. (K)	3,271	207,741
Tailored Brands, Inc.	4,400	96,052
Take-Two Interactive Software, Inc. (K)	6,777	743,979
Taubman Centers, Inc., REIT (E)	325	21,265
TCF Financial Corp.	9,775	200,387
Tech Data Corp. (K)	2,150	210,635
TEGNA, Inc.	6,650	93,632
Teladoc, Inc. (E) (K)	4,631	161,390
Teleflex, Inc.	750	186,615
Telephone & Data Systems, Inc.	6,550	182,090
Tempur Sealy International, Inc. (E) (K)	825	51,719
Teradyne, Inc.	9,790	409,907
Terex Corp.	3,025	145,865
Tesla, Inc. (E) (K)	816	254,062
Tetra Tech, Inc.	2,825	136,024
Texas Capital Bancshares, Inc. (K)	2,150	191,135
Texas Instruments, Inc.	12,285	1,283,045
Texas Roadhouse, Inc.	975	51,363
TherapeuticsMD, Inc. (E) (K)	36,045	217,712
Thermo Fisher Scientific, Inc.	1,701	322,986
Thor Industries, Inc.	1,550	233,616
Tiffany & Co.	1,250	129,937
Time Warner, Inc.	1,079	98,696
Time, Inc.	1,725	31,826
Timken Co.	1,275	62,666
TiVo Corp.	3,250	50,700
TJX Cos., Inc.	5,753	439,874
Toll Brothers, Inc.	17,373	834,251

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
TopBuild Corp. (K)	1,525	$ 115,503
Toro Co.	1,800	117,414
Trimble, Inc. (K)	3,350	136,144
Trinity Industries, Inc.	2,475	92,713
Triumph Group, Inc.	775	21,080
TrueBlue, Inc. (K)	3,725	102,437
TrustCo Bank Corp.	7,100	65,320
Trustmark Corp.	1,050	33,453
TTM Technologies, Inc. (K)	3,500	54,845
Tupperware Brands Corp.	2,550	159,885
Twenty-First Century Fox, Inc., Class A	20,283	700,372
Two Harbors Investment Corp., REIT	9,730	158,210
Tyson Foods, Inc., Class A	5,840	473,449
U.S. Steel Corp.	3,925	138,121
UGI Corp.	6,332	297,287
UMB Financial Corp.	600	43,152
Umpqua Holdings Corp.	4,925	102,440
Union Pacific Corp.	9,416	1,262,686
Unit Corp. (K)	925	20,350
United Community Banks, Inc.	1,200	33,768
United Continental Holdings, Inc. (K)	2,403	161,962
United Fire Group, Inc.	375	17,093
United Natural Foods, Inc. (K)	875	43,111
United Rentals, Inc. (K)	1,120	192,539
United Technologies Corp.	1,940	247,486
United Therapeutics Corp. (K)	2,175	321,791
UnitedHealth Group, Inc.	15,269	3,366,204
Uniti Group, Inc., REIT (E)	4,025	71,605
Universal Corp.	350	18,375
Universal Forest Products, Inc.	3,325	125,086
Universal Insurance Holdings, Inc.	475	12,991
Urban Outfitters, Inc. (K)	1,350	47,331
Urstadt Biddle Properties, Inc., Class A, REIT	550	11,957
US Concrete, Inc. (E) (K)	200	16,730
US Silica Holdings, Inc. (E)	1,250	40,700
Valero Energy Corp.	9,960	915,424
Valmont Industries, Inc.	350	58,048
Valvoline, Inc.	1,509	37,816
Vantiv, Inc., Class A (E) (K)	10,335	760,139
Varex Imaging Corp. (K)	625	25,106
Vectren Corp.	3,075	199,936
Veeco Instruments, Inc. (K)	108	1,604
Veeva Systems, Inc., Class A (K)	4,140	228,859
VeriSign, Inc. (E) (K)	2,770	316,999
Veritiv Corp. (K)	1,150	33,235
Verizon Communications, Inc.	8,562	453,187
Vertex Pharmaceuticals, Inc. (K)	6,865	1,028,789
VF Corp.	708	52,392
Viad Corp.	2,025	112,185
Visa, Inc., Class A	27,714	3,159,950
Vishay Intertechnology, Inc. (E)	2,250	46,688
Vista Outdoor, Inc. (K)	1,000	14,570
VMware, Inc., Class A (E) (K)	6,480	812,074
Vonage Holdings Corp. (K)	3,425	34,832
Vornado Realty Trust, REIT	2,774	216,871
Voya Financial, Inc.	3,247	160,629
Vulcan Materials Co.	514	65,982
Wabash National Corp.	925	20,073

	Shares	Value
COMMON STOCKS (continued)
United States (continued)
WABCO Holdings, Inc. (K)	3,421	$ 490,913
Wabtec Corp. (E)	325	26,465
Wal-Mart Stores, Inc.	9,050	893,687
Walgreens Boots Alliance, Inc.	8,113	589,166
Walker & Dunlop, Inc. (K)	475	22,563
Walt Disney Co.	6,523	701,288
Washington Prime Group, Inc., REIT	8,075	57,494
Watsco, Inc.	425	72,267
Watts Water Technologies, Inc., Class A	175	13,291
Wayfair, Inc., Class A (K)	5,066	406,648
WEC Energy Group, Inc.	1,787	118,710
Weingarten Realty Investors, REIT	750	24,653
WellCare Health Plans, Inc. (K)	2,461	494,932
Wells Fargo & Co.	24,379	1,479,074
West Pharmaceutical Services, Inc.	125	12,334
Westar Energy, Inc.	450	23,760
WestRock Co.	4,106	259,540
WEX, Inc. (K)	797	112,560
WGL Holdings, Inc.	150	12,876
Williams-Sonoma, Inc. (E)	1,275	65,918
Winnebago Industries, Inc.	500	27,800
Wintrust Financial Corp.	2,250	185,332
Wolverine World Wide, Inc.	1,425	45,429
Workday, Inc., Class A (K)	1,599	162,682
World Fuel Services Corp.	3,450	97,083
Worthington Industries, Inc.	1,950	85,917
WPX Energy, Inc. (K)	8,725	122,761
WR Berkley Corp.	1,450	103,892
Wyndham Worldwide Corp.	3,030	351,086
Xcel Energy, Inc.	15,415	741,616
Yum! Brands, Inc.	2,773	226,305
Zebra Technologies Corp., Class A (K)	875	90,825
Zimmer Biomet Holdings, Inc.	4,011	484,007
Zumiez, Inc. (K)	400	8,330

		225,574,323

Total Common Stocks (Cost $267,733,212)		323,227,312

PREFERRED STOCK - 0.1%
Germany - 0.1%
Henkel AG & Co. KGaA 1.41% (L)	5,315	703,724

Total Preferred Stock (Cost $691,084)		703,724

INVESTMENT COMPANIES - 4.1%
United States - 4.1%
JPMorgan Emerging Markets Debt Fund	910,218	7,609,421
JPMorgan High Yield Fund	1,006,761	7,460,098
JPMorgan Value Advantage Fund	1,270,502	45,763,469

Total Investment Companies (Cost $52,686,824)		60,832,988

RIGHT - 0.0% (G)
Spain - 0.0% (G)
Repsol SA (E) (K) Exercise Price $0 Expiration Date 01/05/2018	13,522	6,149

Total Right (Cost $6,173)		6,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.0% (G)
U.S. Treasury Bill
0.98% (L), 03/01/2018 (J)	$ 50,000	$ 49,897
1.07% (L), 02/22/2018 (J)	15,000	14,973
1.28% (L), 03/01/2018	20,000	19,959
1.43% (L), 05/24/2018 (J)	300,000	298,289

Total Short-Term U.S. Government Obligations (Cost $383,183)		383,118

	Shares	Value
SECURITIES LENDING COLLATERAL - 2.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (L)	31,306,981	31,306,981

Total Securities Lending Collateral (Cost $31,306,981)		31,306,981

Principal	Value
REPURCHASE AGREEMENT - 2.7%

Fixed Income Clearing Corp., 0.54% (L), dated 12/29/2017, to be repurchased at $40,376,540 on 01/02/2018. Collateralized by U.S. Government Obligations, 1.25% - 1.50%, due 12/31/2018 - 01/31/2019, and with a total value of $41,184,276.

$ 40,374,118	$ 40,374,118

Total Repurchase Agreement (Cost $40,374,118)	40,374,118

Total Investments (Cost $1,414,090,772)	1,491,635,445
Net Other Assets (Liabilities) - (1.4)%	(20,297,996)

Net Assets - 100.0%	$ 1,471,337,449

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Note	Long	59	03/29/2018	$12,651,761	$12,632,453	$—	$(19,308)
2-Year U.S. Treasury Note	Short	(261)	03/29/2018	(55,960,074)	(55,882,547)	77,527	—
5-Year U.S. Treasury Note	Long	32	03/29/2018	3,727,620	3,717,250	—	(10,370)
10-Year Australia Treasury Bond	Long	220	03/15/2018	22,345,396	22,170,613	—	(174,783)
10-Year U.S. Treasury Bond	Short	(153)	03/20/2018	(20,468,151)	(20,435,063)	33,088	—
10-Year U.S. Treasury Note	Long	523	03/20/2018	65,098,235	64,876,516	—	(221,719)
10-Year U.S. Treasury Note	Short	(64)	03/20/2018	(7,959,570)	(7,939,000)	20,570	—
EURO STOXX 50® Index	Long	372	03/16/2018	15,983,661	15,590,794	—	(392,867)
FTSE 100 Index	Short	(38)	03/16/2018	(3,760,533)	(3,918,732)	—	(158,199)
German Euro Bund	Short	(117)	03/08/2018	(22,959,276)	(22,697,021)	262,255	—
Hang Seng Index	Long	3	01/30/2018	567,305	574,976	7,671	—
MSCI Emerging Markets	Long	944	03/16/2018	52,674,844	54,926,640	2,251,796	—
Russell 2000® E-Mini	Long	3	03/16/2018	231,279	230,475	—	(804)
Russell 2000® Mini Index	Short	(153)	03/16/2018	(11,656,382)	(11,754,225)	—	(97,843)
S&P 500® E-Mini	Long	7	03/16/2018	929,067	936,600	7,533	—
S&P 500® E-Mini	Short	(110)	03/16/2018	(14,531,877)	(14,718,000)	—	(186,123)
S&P MidCap 400® E-Mini	Long	2	03/16/2018	377,699	380,480	2,781	—
TOPIX Index	Long	127	03/08/2018	19,974,890	20,480,053	505,163	—
U.S. Treasury Bond	Long	61	03/20/2018	9,897,239	9,948,563	51,324	—

Total						$3,219,708	$(1,262,016)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
U.S. Government Agency Obligations	16.5%	$246,670,099
U.S. Government Obligations	15.9	237,565,266
Asset-Backed Securities	9.1	136,071,263
Banks	6.0	88,862,289
Oil, Gas & Consumable Fuels	3.3	48,803,700
U.S. Equity Funds	3.1	45,763,469
Mortgage-Backed Securities	2.8	42,406,131
Capital Markets	2.8	41,856,372
Electric Utilities	2.1	30,518,040

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Insurance	1.7%	$25,729,664
Software	1.6	23,940,858
Pharmaceuticals	1.4	21,558,396
Media	1.4	20,559,981
Equity Real Estate Investment Trusts	1.3	20,010,491
Diversified Telecommunication Services	1.3	19,666,649
Technology Hardware, Storage & Peripherals	1.2	18,277,097
Semiconductors & Semiconductor Equipment	1.0	15,357,423
Health Care Providers & Services	1.0	14,978,367
Consumer Finance	1.0	14,407,569
Biotechnology	0.9	13,611,258
Internet Software & Services	0.9	13,573,292
Diversified Financial Services	0.9	13,178,276
IT Services	0.9	13,115,117
Aerospace & Defense	0.9	13,098,524
Beverages	0.9	12,742,998
Machinery	0.8	11,538,259
Food Products	0.8	11,134,342
Chemicals	0.7	11,010,337
Road & Rail	0.7	10,637,368
Internet & Direct Marketing Retail	0.6	9,115,807
Airlines	0.6	8,861,130
Health Care Equipment & Supplies	0.6	8,743,517
Metals & Mining	0.6	8,536,992
Specialty Retail	0.6	8,516,054
Automobiles	0.6	8,272,205
Foreign Government Obligations	0.6	8,164,711
International Fixed Income Funds	0.5	7,609,421
Tobacco	0.5	7,547,382
U.S. Fixed Income Funds	0.5	7,460,098
Food & Staples Retailing	0.5	6,997,503
Multi-Utilities	0.4	6,241,889
Hotels, Restaurants & Leisure	0.4	5,803,415
Industrial Conglomerates	0.4	5,573,327
Household Durables	0.4	5,525,022
Electronic Equipment, Instruments & Components	0.3	5,078,031
Electrical Equipment	0.3	5,034,373
Trading Companies & Distributors	0.3	4,662,683
Energy Equipment & Services	0.3	4,625,663
Building Products	0.3	4,368,714
Gas Utilities	0.3	4,138,912
Commercial Services & Supplies	0.2	3,556,650
Textiles, Apparel & Luxury Goods	0.2	3,514,761
Household Products	0.2	3,406,739
Wireless Telecommunication Services	0.2	3,295,399
Construction Materials	0.2	2,686,405
Auto Components	0.2	2,634,403
Air Freight & Logistics	0.2	2,443,395
Communications Equipment	0.2	2,426,637
Real Estate Management & Development	0.2	2,206,253
Life Sciences Tools & Services	0.1	1,991,675
Personal Products	0.1	1,899,656
Containers & Packaging	0.1	1,502,303
Multiline Retail	0.1	1,435,638
Independent Power & Renewable Electricity Producers	0.1	1,312,945
Professional Services	0.1	1,292,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments		Value
Transportation Infrastructure	0.1%		$1,113,801
Construction & Engineering	0.1		961,876
Paper & Forest Products	0.1		720,489
Health Care Technology	0.0	(G)	656,035
Diversified Consumer Services	0.0	(G)	630,830
Municipal Government Obligations	0.0	(G)	625,766
Distributors	0.0	(G)	498,270
Water Utilities	0.0	(G)	404,399
Leisure Products	0.0	(G)	382,354
Mortgage Real Estate Investment Trusts	0.0	(G)	231,760
Thrifts & Mortgage Finance	0.0	(G)	220,185

Investments, at Value	95.2		1,419,571,228
Short-Term Investments	4.8		72,064,217

Total Investments	100.0%		$1,491,635,445

SECURITY VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (O)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$136,071,263	$—	$136,071,263
Corporate Debt Securities	—	363,272,894	24,925	363,297,819
Foreign Government Obligations	—	8,164,711	—	8,164,711
Mortgage-Backed Securities	—	42,406,131	—	42,406,131
Municipal Government Obligations	—	625,766	—	625,766
U.S. Government Agency Obligations	—	246,670,099	—	246,670,099
U.S. Government Obligations	—	237,565,266	—	237,565,266
Common Stocks	232,767,565	90,459,747	—	323,227,312
Preferred Stock	—	703,724	—	703,724
Investment Companies	60,832,988	—	—	60,832,988
Right	—	6,149	—	6,149
Short-Term U.S. Government Obligations	—	383,118	—	383,118
Securities Lending Collateral	31,306,981	—	—	31,306,981
Repurchase Agreement	—	40,374,118	—	40,374,118

Total Investments	$324,907,534	$1,166,702,986	$24,925	$1,491,635,445

Other Financial Instruments
Futures Contracts (N)	$3,219,708	$—	$—	$3,219,708

Total Other Financial Instruments	$3,219,708	$—	$—	$3,219,708

LIABILITIES
Other Financial Instruments
Futures Contracts (N)	$(1,262,016)	$—	$—	$(1,262,016)

Total Other Financial Instruments	$(1,262,016)	$—	$—	$(1,262,016)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $174,361,413, representing 11.9% of the Portfolio’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(C)	Illiquid security. At December 31, 2017, the value of such securities amounted to $6,390,928 or 0.4% of the Portfolio’s net assets.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, total value of securities is $2,994,460, representing 0.2% of the Portfolio’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $30,534,492. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of December 31, 2017; the maturity dates disclosed are the ultimate maturity dates.
(I)	Security is Level 3 of the fair value hierarchy.
(J)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $7,323,570.
(K)	Non-income producing securities.
(L)	Rates disclosed reflect the yields at December 31, 2017.
(M)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(N)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).
(O)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
CMT	Constant Maturity Treasury
CVA	Commanditaire Vennootschap op Aandelen (Dutch Certificate)
FTSE	Financial Times Stock Exchange
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
REIT	Real Estate Investment Trust
STOXX	Deutsche Börse Group & SIX Group Index
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TOPIX	Tokyo Price Index

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $1,373,716,654) (including securities loaned of $30,534,492)	$1,451,261,327
Repurchase agreement, at value (cost $40,374,118)	40,374,118
Cash	62,309
Cash collateral pledged at broker:
Futures contracts	169,090
Foreign currency, at value (cost $1,692,622)	1,712,511
Receivables and other assets:
Shares of beneficial interest sold	30,970
Investments sold	3,024,609
Interest	5,603,125
Dividends	335,217
Tax reclaims	91,585
Net income from securities lending	6,581
Variation margin receivable on futures contracts	1,762,073
Litigation	14,582

Total assets	1,504,448,097

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	208,100
Investments purchased	39,742
Investment management fees	863,566
Distribution and service fees	293,222
Transfer agent costs	5,250
Trustees, CCO and deferred compensation fees	1,264
Audit and tax fees	41,064
Custody fees	71,123
Legal fees	15,268
Printing and shareholder reports fees	255,688
Other	9,380
Collateral for securities on loan	31,306,981

Total liabilities	33,110,648

Net assets	$1,471,337,449

Net assets consist of:
Capital stock ($0.01 par value)	$928,658
Additional paid-in capital	1,329,768,671
Undistributed (distributions in excess of) net investment income (loss)	26,414,054
Accumulated net realized gain (loss)	34,699,329
Net unrealized appreciation (depreciation) on:
Investments	77,544,673
Futures contracts	1,957,692
Translation of assets and liabilities denominated in foreign currencies	24,372

Net assets	$1,471,337,449

Net assets by class:
Initial Class	$88,872,997
Service Class	1,382,464,452

Shares outstanding:
Initial Class	5,861,774
Service Class	87,004,002

Net asset value and offering price per share:
Initial Class	$15.16
Service Class	15.89

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$8,719,765
Interest income	30,808,334
Net income (loss) from securities lending	121,270
Withholding taxes on foreign income	(201,430)

Total investment income	39,447,939

Expenses:
Investment management fees	10,269,567
Distribution and service fees:
Service Class	3,434,250
Transfer agent costs	21,043
Trustees, CCO and deferred compensation fees	39,476
Audit and tax fees	64,420
Custody fees	453,767
Legal fees	105,517
Printing and shareholder reports fees	270,893
Other	54,043

Total expenses before waiver and/or reimbursement and recapture	14,712,976

Expenses waived and/or reimbursed:
Initial Class	(2,438)
Service Class	(37,704)

Net expenses	14,672,834

Net investment income (loss)	24,775,105

Net realized gain (loss) on:
Investments	38,855,290
Distributions	432,015
Futures contracts	2,525,573
Foreign currency transactions	133,380

Net realized gain (loss)	41,946,258

Net change in unrealized appreciation (depreciation) on:
Investments	49,288,456
Futures contracts	3,260,279
Translation of assets and liabilities denominated in foreign currencies	70,256

Net change in unrealized appreciation (depreciation)	52,618,991

Net realized and change in unrealized gain (loss)	94,565,249

Net increase (decrease) in net assets resulting from operations	$119,340,354

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$24,775,105	$22,038,988
Net realized gain (loss)	41,946,258	(1,990,721)
Net change in unrealized appreciation (depreciation)	52,618,991	35,133,167

Net increase (decrease) in net assets resulting from operations	119,340,354	55,181,434

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(1,685,034)	(1,302,022)
Service Class	(21,779,385)	(14,661,391)

Total dividends and/or distributions from net investment income	(23,464,419)	(15,963,413)

Capital share transactions:
Proceeds from shares sold:
Initial Class	4,227,955	4,824,860
Service Class	23,150,221	145,132,624

	27,378,176	149,957,484

Dividends and/or distributions reinvested:
Initial Class	1,685,034	1,302,022
Service Class	21,779,385	14,661,391

	23,464,419	15,963,413

Cost of shares redeemed:
Initial Class	(13,284,727)	(18,623,455)
Service Class	(96,295,216)	(26,682,023)

	(109,579,943)	(45,305,478)

Net increase (decrease) in net assets resulting from capital share transactions	(58,737,348)	120,615,419

Net increase (decrease) in net assets	37,138,587	159,833,440

Net assets:
Beginning of year	1,434,198,862	1,274,365,422

End of year	$1,471,337,449	$1,434,198,862

Undistributed (distributions in excess of) net investment income (loss)	$26,414,054	$23,368,666

Capital share transactions - shares:
Shares issued:
Initial Class	289,794	344,300
Service Class	1,516,728	9,798,012

	1,806,522	10,142,312

Shares reinvested:
Initial Class	114,862	90,544
Service Class	1,415,165	972,886

	1,530,027	1,063,430

Shares redeemed:
Initial Class	(900,447)	(1,318,946)
Service Class	(6,224,885)	(1,797,914)

	(7,125,332)	(3,116,860)

Net increase (decrease) in shares outstanding:
Initial Class	(495,791)	(884,102)
Service Class	(3,292,992)	8,972,984

	(3,788,783)	8,088,882

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.21		$13.79		$14.00	$13.28	$12.73

Investment operations:
Net investment income (loss) (A) (B)	0.28		0.26	(C)	0.22	0.22	0.18
Net realized and unrealized gain (loss)	0.95		0.36		(0.24)	0.65	0.52

Total investment operations	1.23		0.62		(0.02)	0.87	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.28)		(0.20)		(0.19)	(0.15)	(0.15)

Net asset value, end of year	$15.16		$14.21		$13.79	$14.00	$13.28

Total return (D)	8.75%		4.46%		(0.18)%	6.53%	5.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$88,873		$90,344		$99,871	$113,964	$113,899
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.77%		0.77%		0.79%	0.80%	0.81%
Including waiver and/or reimbursement and recapture	0.77	%(F)	0.77	%(C)	0.79%	0.80%	0.81%
Net investment income (loss) to average net assets (B)	1.93%		1.83	%(C)	1.58%	1.62%	1.39%
Portfolio turnover rate (G)	48%		36%		39%	26%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$14.88		$14.44		$14.66	$13.92	$13.35

Investment operations:
Net investment income (loss) (A) (B)	0.26		0.24	(C)	0.20	0.20	0.16
Net realized and unrealized gain (loss)	1.00		0.37		(0.26)	0.67	0.54

Total investment operations	1.26		0.61		(0.06)	0.87	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.25)		(0.17)		(0.16)	(0.13)	(0.13)

Net asset value, end of year	$15.89		$14.88		$14.44	$14.66	$13.92

Total return (D)	8.51%		4.19%		(0.40)%	6.28%	5.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,382,464		$1,343,855		$1,174,494	$884,398	$585,578
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.02%		1.02%		1.04%	1.05%	1.06%
Including waiver and/or reimbursement and recapture	1.02	%(F)	1.01	%(C)	1.04%	1.05%	1.06%
Net investment income (loss) to average net assets (B)	1.68%		1.59	%(C)	1.34%	1.39%	1.17%
Portfolio turnover rate (G)	48%		36%		39%	26%	39%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$8,109,008	$—	$—	$—	$8,109,008
Foreign Government Obligations	205,161	—	—	—	205,161
U.S. Government Obligations	13,196,978	—	—	—	13,196,978
Common Stocks	9,791,090	—	—	—	9,791,090
Rights	4,744	—	—	—	4,744
Total Securities Lending Transactions	$31,306,981	$—	$—	$—	$31,306,981
Total Borrowings	$31,306,981	$—	$—	$—	$31,306,981

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$444,764	$—	$2,774,944	$—	$—	$3,219,708
Total	$444,764	$—	$2,774,944	$—	$—	$3,219,708

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$(426,180)	$—	$(835,836)	$—	$—	$(1,262,016)
Total	$(426,180)	$—	$(835,836)	$—	$—	$(1,262,016)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(1,885,113)	$—	$4,410,686	$—	$—	$2,525,573
Total	$(1,885,113)	$—	$4,410,686	$—	$—	$2,525,573

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$289,272	$—	$2,971,007	$—	$—	$3,260,279
Total	$289,272	$—	$2,971,007	$—	$—	$3,260,279

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
59,745,165	(95,665,442)

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.730%
Over $500 million up to $750 million	0.705%
Over $750 million	0.680%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.90%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	90.13%	90.13%
Service Class	1	93.37%	93.37%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 584,454,857	$ 87,061,978	$ 694,955,507	$ 40,046,478

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, passive foreign investment company inclusions, straddle loss deferral, corporate action basis adjustments and income written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due foreign currency gains and losses, paydown gain/loss, passive foreign investment company gains and losses, partnership basis adjustments, reversal of prior year real estate investment trust and non-real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,734,702	$ (1,734,702)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,415,891,642	$ 86,269,853	$ (10,187,999)	$ 76,081,854

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $3,730,448.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 23,464,419	$ —	$ —	$ 15,963,413	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,471,493	$ 32,579,396	$ —	$ —	$ (516,994)	$ 76,106,225

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica JPMorgan Tactical Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica JPMorgan Tactical Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica JPMorgan Tactical Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica JPMorgan Tactical Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Equity performance in 2017 was consistently strong throughout the entire year and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities (measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (MSCI EAFE Index), global equities (MSCI ACWI Index), and U.S. equities (S&P 500®), appreciating 37.75%, 25.62%, 23.97% and 21.83%, respectively. Throughout the year, major U.S. equity indexes continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted price-earnings ratio reached 32 times in December – the second highest point in the time series’ history, dating from 1880.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies including decreased business regulation and corporate tax cuts. Expectations of these policies provided continued equity market support. Most recently, the tax cut passed by Congress in December lowers the U.S. corporate tax rate from 35% to 21%, supporting future corporate earnings growth.

The year’s strong global equity performance was driven by many advanced economies approaching full employment with low inflation. Economic data across global manufacturing, consumer confidence, jobless claims, employment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the U.S. Federal Reserve continued its path of normalization by announcing a 25 basis point rate hike in December at a pace and magnitude largely expected by the market.

All of these pro-growth factors led to strong outperformance in equities over bonds, with global bonds (Bloomberg Barclays Global Aggregate Bond Index) rising 7.39% and U.S. bond markets (Bloomberg Barclays U.S. Aggregate Bond Index) gaining only 3.54% in 2017, just covering the rate of U.S. inflation.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Legg Mason Dynamic Allocation – Balanced VP, Service Class returned 10.47%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Balanced VP Blended Benchmark, returned 21.83% and 13.03%, respectively.

STRATEGY REVIEW

Transamerica Legg Mason Dynamic Allocation – Balanced VP utilizes Dynamic Risk Management, which comprises of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full Portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment where volatility is high and the market moves sideways. The Portfolio has a target equity allocation of 50% in equities and 50% in fixed income.

Relative to the benchmark, the Portfolio underperformed. Tail risk and sub-asset class selection were the main drivers of underperformance. Tail risk, via the Western Put Strategy, detracted due to positive U.S. equity returns and low volatility. Within sub-asset class selection, U.S. fixed income was the primary laggard as the Vanguard Total Bond Market ETF underperformed its benchmark.

Underlying holdings performance was mostly positive, with all but one of the Portfolio’s holdings posting positive returns. The best performing ETF holdings were the iShares MSCI EAFE ETF, the iShares Core S&P 500 ETF, and the SPDR S&P ETF. Within fixed income, the iShares Barclays 20+ Year Treasury Bond ETF was the best performer. The Western Put Strategy was the sole holding with negative returns, due to its inverse performance relationship with the S&P 500®.

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2017. Volatility remained below its historical average, while equity markets continued trending upward. The Portfolio was fully invested to its strategic target allocations for all of 2017 with the exception of the first week of January.

During the period, the Portfolio utilized derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

S. Kenneth Leech

Prashant Chandran

Jim K. Huynh

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.1%
U.S. Equity Funds	45.2
Securities Lending Collateral	5.6
International Equity Fund	5.0
Exchange-Traded Options Purchased	0.4
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(5.7)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	10.47%	4.98%	4.72%	05/01/2012
S&P 500® (A)	21.83%	15.79%	14.53%
Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	13.03%	8.77%	8.46%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% S&P 500®, 35% Bloomberg Barclays US Aggregate Bond Index, 15% Bloomberg Barclays Long Treasury Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,052.10	$4.45	$1,020.90	$4.38	0.86%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Fund - 5.0%
iShares MSCI EAFE ETF	870,466	$ 61,202,464

U.S. Equity Funds - 45.2%
iShares Core S&P 500 ETF	1,471,912	395,723,541
SPDR S&P 500 ETF Trust	370,856	98,966,632
Vanguard Small-Cap ETF (A)	417,379	61,688,616

		556,378,789

U.S. Fixed Income Funds - 49.1%
iShares Core U.S. Aggregate Bond ETF	884,299	96,680,410
iShares 20+ Year Treasury Bond ETF (A)	903,908	114,669,769
Vanguard Total Bond Market ETF	4,806,653	392,078,685

		603,428,864

Total Exchange-Traded Funds (Cost $1,117,686,507)		1,221,010,117

SECURITIES LENDING COLLATERAL - 5.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	69,307,808	69,307,808

Total Securities Lending Collateral (Cost $69,307,808)		69,307,808

Principal	Value
REPURCHASE AGREEMENT - 0.4%

Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $4,865,646 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $4,964,205.

$ 4,865,354	$ 4,865,354

Total Repurchase Agreement (Cost $4,865,354)	4,865,354

Total Investments Excluding Purchased Options (Cost $1,191,859,669)	1,295,183,279
Total Purchased Options - 0.4% (Cost $9,116,599)	5,001,097

Total Investments (Cost $1,200,976,268)	1,300,184,376
Net Other Assets (Liabilities) - (5.7)%	(70,441,303)

Net Assets - 100.0%	$ 1,229,743,073

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	1,950.00	12/21/2018	USD	8,020,830	30	$189,990	$62,550
Put - S&P 500®	USD	1,975.00	12/21/2018	USD	8,020,830	30	190,590	67,050
Put - S&P 500®	USD	2,000.00	12/21/2018	USD	28,340,266	106	599,630	254,400
Put - S&P 500®	USD	2,025.00	12/21/2018	USD	7,753,469	29	208,162	74,385
Put - S&P 500®	USD	2,050.00	12/21/2018	USD	57,215,254	214	1,239,066	574,590
Put - S&P 500®	USD	2,075.00	12/21/2018	USD	7,753,469	29	236,089	84,100
Put - S&P 500®	USD	2,100.00	12/21/2018	USD	76,197,885	285	1,745,573	869,250
Put - S&P 500®	USD	2,125.00	12/21/2018	USD	7,753,469	29	266,017	97,585
Put - S&P 500®	USD	2,150.00	12/21/2018	USD	70,048,582	262	1,711,533	944,510
Put - S&P 500®	USD	2,200.00	12/21/2018	USD	60,958,308	228	1,471,363	923,400
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	31,815,959	119	736,373	556,325
Put - S&P 500®	USD	2,300.00	12/21/2018	USD	11,496,523	43	232,329	222,052
Put - S&P 500®	USD	2,400.00	12/21/2018	USD	11,229,162	42	289,884	270,900

Total							$9,116,599	$5,001,097

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,221,010,117	$—	$—	$1,221,010,117
Securities Lending Collateral	69,307,808	—	—	69,307,808
Repurchase Agreement	—	4,865,354	—	4,865,354
Exchange-Traded Options Purchased	5,001,097	—	—	5,001,097

Total Investments	$1,295,319,022	$4,865,354	$—	$1,300,184,376

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $67,882,806. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $1,196,110,914) (including securities loaned of $67,882,806)	$1,295,319,022
Repurchase agreement, at value (cost $4,865,354)	4,865,354
Cash	178,600
Receivables and other assets:
Interest	219
Dividends	504,782
Net income from securities lending	24,517

Total assets	1,300,892,494

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	880,954
Investment management fees	591,824
Distribution and service fees	261,363
Transfer agent costs	4,373
Trustees, CCO and deferred compensation fees	1,034
Audit and tax fees	21,351
Custody fees	16,525
Legal fees	13,013
Printing and shareholder reports fees	43,093
Other	8,083
Collateral for securities on loan	69,307,808

Total liabilities	71,149,421

Net assets	$1,229,743,073

Net assets consist of:
Capital stock ($0.01 par value)	$1,005,107
Additional paid-in capital	1,143,703,200
Undistributed (distributions in excess of) net investment income (loss)	16,258,960
Accumulated net realized gain (loss)	(30,432,302)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	99,208,108

Net assets	$1,229,743,073

Shares outstanding	100,510,684

Net asset value and offering price per share	$12.23

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$26,789,375
Interest income from unaffiliated investments	3,940
Net income (loss) from securities lending	139,305

Total investment income	26,932,620

Expenses:
Investment management fees	7,172,084
Distribution and service fees	3,086,541
Transfer agent costs	17,694
Trustees, CCO and deferred compensation fees	33,228
Audit and tax fees	35,136
Custody fees	100,411
Legal fees	88,227
Printing and shareholder reports fees	50,773
Other	34,979

Total expenses	10,619,073

Net investment income (loss)	16,313,547

Net realized gain (loss) on:
Unaffiliated investments	525,962
Distributions received from unaffiliated investments	177,846

Net realized gain (loss)	703,808

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	106,100,210

Net realized and change in unrealized gain (loss)	106,804,018

Net increase (decrease) in net assets resulting from operations	$123,117,565

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$16,313,547	$13,897,466
Net realized gain (loss)	703,808	(24,912,366)
Net change in unrealized appreciation (depreciation)	106,100,210	3,403,851

Net increase (decrease) in net assets resulting from operations	123,117,565	(7,611,049)

Dividends and/or distributions to shareholders:
Net investment income	(13,946,015)	(14,183,391)
Net realized gains	—	(27,836,456)

Total dividends and/or distributions to shareholders	(13,946,015)	(42,019,847)

Capital share transactions:
Proceeds from shares sold	8,952,375	118,030,538
Dividends and/or distributions reinvested	13,946,015	42,019,847
Cost of shares redeemed	(175,309,804)	(57,867,392)

Net increase (decrease) in net assets resulting from capital share transactions	(152,411,414)	102,182,993

Net increase (decrease) in net assets	(43,239,864)	52,552,097

Net assets:
Beginning of year	1,272,982,937	1,220,430,840

End of year	$1,229,743,073	$1,272,982,937

Undistributed (distributions in excess of) net investment income (loss)	$16,258,960	$13,891,428

Capital share transactions - shares:
Shares issued	755,118	10,176,244
Shares reinvested	1,195,031	3,647,556
Shares redeemed	(15,063,154)	(5,087,203)

Net increase (decrease) in shares outstanding	(13,113,005)	8,736,597

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.20	$11.64		$11.99	$11.12	$10.19

Investment operations:
Net investment income (loss) (A) (B)	0.15	0.12	(C)	0.17	0.19	0.19
Net realized and unrealized gain (loss)	1.02	(0.18)		(0.42)	0.75	0.76

Total investment operations	1.17	(0.06)		(0.25)	0.94	0.95

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.13)		(0.10)	(0.07)	(0.02)
Net realized gains	—	(0.25)		—	—	(0.00	)(D)

Total dividends and/or distributions to shareholders	(0.14)	(0.38)		(0.10)	(0.07)	(0.02)

Net asset value, end of year	$12.23	$11.20		$11.64	$11.99	$11.12

Total return (E)	10.47%	(0.67)%		(2.08)%	8.48%	9.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,229,743	$1,272,983		$1,220,431	$798,077	$393,489
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.86%	0.86%		0.87%	0.88%	0.90%
Including waiver and/or reimbursement and recapture	0.86%	0.86	%(C)	0.87%	0.88%	0.90%
Net investment income (loss) to average net assets (B)	1.32%	1.07	%(C)	1.38%	1.65%	1.74%
Portfolio turnover rate (G)	10%	103%		57%	13%	2%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Legg Mason Dynamic Allocation - Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$69,307,808	$—	$—	$—	$69,307,808
Total Borrowings	$69,307,808	$—	$—	$—	$69,307,808

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$5,001,097	$—	$—	$5,001,097
Total	$—	$—	$5,001,097	$—	$—	$5,001,097

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(12,621,581)	$—	$—	$(12,621,581)
Total	$—	$—	$(12,621,581)	$—	$—	$(12,621,581)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(368,843)	$—	$—	$(368,843)
Total	$—	$—	$(368,843)	$—	$—	$(368,843)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 5,138,479

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2017
First $750 million	0.57%
Over $750 million up to $1.5 billion	0.56%
Over $1.5 billion up to $2.5 billion	0.54%
Over $2.5 billion up to $3.5 billion	0.52%
Over $3.5 billion	0.51%
Prior to November 1, 2017
First $350 million	0.61%
Over $350 million up to $750 million	0.59%
Over $750 million up to $1.5 billion	0.56%
Over $1.5 billion	0.54%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.97%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.77%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.
Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.27%	92.27%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 116,886,765	$ 173,077,048

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts and straddle

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

losses deferred. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,197,711,845	$ 99,533,655	$ (2,062,221)	$ 97,471,434

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ —	$ 5,409,262

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $15,633,590.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 13,946,015	$ —	$ —	$ 14,187,641	$ 27,832,206	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 16,258,960	$ —	$ (5,409,262)	$ —	$ (23,286,366)	$ 97,471,434

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Balanced VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,548,492	$ 133,454

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

MARKET ENVIRONMENT

Equity performance in 2017 was consistently strong throughout the entire year and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities (measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (MSCI EAFE Index), global equities (MSCI ACWI Index), and U.S. equities (S&P 500), appreciating 37.75%, 25.62%, 23.97% and 21.83%, respectively. Throughout the year, major U.S. equity indexes continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted P/E ratio (“CAPE”) reached 32x in December – the second highest point in the time series’ history, dating from 1880.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies including decreased business regulation and corporate tax cuts. Expectations of these policies provided continued equity market support. Most recently, the tax cut passed by Congress in December lowers the U.S. corporate tax rate from 35% to 21%, supporting future corporate earnings growth.

The year’s strong global equity performance was driven by many advanced economies approaching full employment with low inflation. Economic data across global manufacturing, consumer confidence, jobless claims, employment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the U.S. Federal Reserve continued its path of normalization by announcing a 25 basis point rate hike in December at a pace and magnitude largely expected by the market.

All of these pro-growth factors led to strong outperformance in equities over bonds, with global bonds (Bloomberg Barclays Global Aggregate Bond Index) rising 7.39% and U.S. bond markets (Bloomberg Barclays U.S. Aggregate Bond Index) gaining only 3.54% in 2017, just covering the rate of U.S. inflation.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Legg Mason Dynamic Allocation – Growth VP, Service Class returned 13.21%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica Legg Mason Dynamic Allocation – Growth VP Blended Benchmark, returned 21.83% and 16.36%, respectively.

STRATEGY REVIEW

Transamerica Legg Mason Dynamic Allocation – Growth VP utilizes Dynamic Risk Management, which comprises of Dynamic Rebalancing and Event Risk Management. Dynamic Rebalancing is applied to the full Portfolio and moves in and out of risk assets (i.e. equity and fixed income) using cash based on the market environment to attempt to limit losses to a floor set at 15% below high water mark. The Event Risk Management component of the strategy invests in long dated put options to help protect against sudden, significant market shocks. As a result of these strategies the Portfolio may outperform during secular down markets, participate in upward trending markets, and be challenged in an environment with high volatility and oscillating markets. The Portfolio has a target allocation of approximately 70% in equities and 30% in fixed income.

Relative to the benchmark, the Portfolio underperformed. Tail risk and sub-asset class selection were the main drivers of underperformance. Tail risk, via the Western Put Strategy, detracted due to positive U.S. equity returns and low volatility. Within sub-asset class selection, U.S. fixed income was the primary laggard as the Vanguard Total Bond Market ETF underperformed its benchmark.

Underlying holdings performance was mostly positive, with all but one of the Portfolio’s holdings posting positive returns. The best performing ETF holdings were the iShares MSCI EAFE ETF, the iShares Core S&P 500 ETF, and the SPDR S&P ETF. Within fixed income, the iShares Barclays 20+ Year Treasury Bond ETF was the best performer. The Western Put Strategy was the sole holding with negative returns, due to its inverse performance relationship with the S&P 500.

The Portfolio’s Dynamic Rebalancing mechanism was not active for the majority of 2017. Volatility remained below its historical average, while equity markets continued trending upward. The Portfolio was fully invested to its strategic target allocations for all of 2017 with the exception of the first week of January.

During the period, the Portfolio utilized derivatives. These positions detracted from performance.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

S. Kenneth Leech

Prashant Chandran

Jim K. Huynh

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	62.8%
U.S. Fixed Income Funds	29.0
International Equity Fund	6.9
Securities Lending Collateral	2.9
Repurchase Agreement	0.7
Exchange-Traded Options Purchased	0.6
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	13.21%	6.35%	5.84%	05/01/2012
S&P 500® (A)	21.83%	15.79%	14.53%
Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	16.36%	11.24%	10.65%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Legg Mason Dynamic Allocation - Growth VP Blended Benchmark is composed of the following benchmarks: 56% S&P 500®, 21% Bloomberg Barclays US Aggregate Bond Index, 9% Bloomberg Barclays Long Treasury Index, 7% MSCI EAFE Index, and 7% Russell 2000® Index.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Barclays Long Treasury Index is comprised of U.S. treasury securities with remaining maturities of ten years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

The underlying portfolios invest their assets in various underlying ETFs, their ability to achieve their investment objectives depends largely on the performance of the underlying ETFs in which they invest. There can be no assurance that the investment objectives of any underlying ETFs will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying ETFs including market volatility and may be subject to the higher degree of risks associated with investing in high yield, small-cap and foreign securities.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,068.90	$4.64	$1,020.70	$4.53	0.89%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 98.7%
International Equity Fund - 6.9%
iShares MSCI EAFE ETF	554,194	$ 38,965,380

U.S. Equity Funds - 62.8%
iShares Core S&P 500 ETF	935,496	251,508,100
SPDR S&P 500 ETF Trust	235,739	62,909,309
Vanguard Small-Cap ETF	265,874	39,296,177

		353,713,586

U.S. Fixed Income Funds - 29.0%
iShares 20+ Year Treasury Bond ETF (A)	242,793	30,800,720
iShares Core U.S. Aggregate Bond ETF	242,309	26,491,643
Vanguard Total Bond Market ETF	1,297,224	105,814,562

		163,106,925

Total Exchange-Traded Funds (Cost $489,812,012)		555,785,891

SECURITIES LENDING COLLATERAL - 2.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	16,498,300	16,498,300

Total Securities Lending Collateral (Cost $16,498,300)		16,498,300

Principal	Value
REPURCHASE AGREEMENT - 0.7%

Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $4,219,673 on 01/02/2018. Collateralized by U.S. Government Obligations, 0.75% - 1.25%, due 10/31/2018, and with a total value of $4,305,398.

$ 4,219,420	$ 4,219,420

Total Repurchase Agreement (Cost $4,219,420)	4,219,420

Total Investments Excluding Purchased Options (Cost $510,529,732)	576,503,611

Total Purchased Options - 0.6% (Cost $5,812,702)	3,192,923

Total Investments (Cost $516,342,434)	579,696,534
Net Other Assets (Liabilities) - (2.9)%	(16,565,131)

Net Assets - 100.0%	$ 563,131,403

EXCHANGE-TRADED OPTIONS PURCHASED:

Description		Exercise Price	Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - S&P 500®	USD	1,950.00	12/21/2018	USD	4,545,137	17	$107,661	$35,445
Put - S&P 500®	USD	1,975.00	12/21/2018	USD	5,079,859	19	120,707	42,465
Put - S&P 500®	USD	2,000.00	12/21/2018	USD	16,576,382	62	352,539	148,800
Put - S&P 500®	USD	2,025.00	12/21/2018	USD	4,812,498	18	129,204	46,170
Put - S&P 500®	USD	2,050.00	12/21/2018	USD	36,361,096	136	789,964	365,160
Put - S&P 500®	USD	2,075.00	12/21/2018	USD	5,079,859	19	154,679	55,100
Put - S&P 500®	USD	2,100.00	12/21/2018	USD	48,659,702	182	1,118,690	555,100
Put - S&P 500®	USD	2,125.00	12/21/2018	USD	4,812,498	18	165,114	60,570
Put - S&P 500®	USD	2,150.00	12/21/2018	USD	44,649,287	167	1,092,072	602,035
Put - S&P 500®	USD	2,200.00	12/21/2018	USD	40,906,233	153	986,815	619,650
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	20,319,436	76	469,924	355,300
Put - S&P 500®	USD	2,300.00	12/21/2018	USD	7,218,747	27	145,881	139,428
Put - S&P 500®	USD	2,400.00	12/21/2018	USD	6,951,386	26	179,452	167,700

Total							$5,812,702	$3,192,923

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$555,785,891	$—	$—	$555,785,891
Securities Lending Collateral	16,498,300	—	—	16,498,300
Repurchase Agreement	—	4,219,420	—	4,219,420
Exchange-Traded Options Purchased	3,192,923	—	—	3,192,923

Total Investments	$575,477,114	$4,219,420	$—	$579,696,534

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $16,161,964. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $512,123,014) (including securities loaned of $16,161,964)	$575,477,114
Repurchase agreement, at value (cost $4,219,420)	4,219,420
Cash	48,192
Receivables and other assets:
Shares of beneficial interest sold	19,036
Interest	190
Dividends	321,437
Net income from securities lending	4,721

Total assets	580,090,110

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	54
Investment management fees	277,479
Distribution and service fees	119,603
Transfer agent costs	1,973
Trustees, CCO and deferred compensation fees	471
Audit and tax fees	18,242
Custody fees	8,076
Legal fees	5,882
Printing and shareholder reports fees	24,935
Other	3,692
Collateral for securities on loan	16,498,300

Total liabilities	16,958,707

Net assets	$563,131,403

Net assets consist of:
Capital stock ($0.01 par value)	$430,069
Additional paid-in capital	514,774,481
Undistributed (distributions in excess of) net investment income (loss)	6,462,846
Accumulated net realized gain (loss)	(21,890,093)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	63,354,100

Net assets	$563,131,403

Shares outstanding	43,006,911

Net asset value and offering price per share	$13.09

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$11,480,202
Interest income from unaffiliated investments	3,063
Net income (loss) from securities lending	26,449

Total investment income	11,509,714

Expenses:
Investment management fees	3,401,584
Distribution and service fees	1,399,103
Transfer agent costs	7,976
Trustees, CCO and deferred compensation fees	15,081
Audit and tax fees	25,854
Custody fees	48,946
Legal fees	39,628
Printing and shareholder reports fees	29,401
Other	15,788

Total expenses	4,983,361

Net investment income (loss)	6,526,353

Net realized gain (loss) on:
Unaffiliated investments	(1,067,383)
Distributions received from unaffiliated investments	47,997

Net realized gain (loss)	(1,019,386)

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	64,227,511

Net realized and change in unrealized gain (loss)	63,208,125

Net increase (decrease) in net assets resulting from operations	$69,734,478

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$6,526,353	$5,434,556
Net realized gain (loss)	(1,019,386)	(16,221,545)
Net change in unrealized appreciation (depreciation)	64,227,511	5,079,263

Net increase (decrease) in net assets resulting from operations	69,734,478	(5,707,726)

Dividends and/or distributions to shareholders:
Net investment income	(5,481,492)	(6,187,977)
Net realized gains	—	(11,366,603)

Total dividends and/or distributions to shareholders	(5,481,492)	(17,554,580)

Capital share transactions:
Proceeds from shares sold	5,556,415	58,398,466
Dividends and/or distributions reinvested	5,481,492	17,554,580
Cost of shares redeemed	(88,885,714)	(71,607,926)

Net increase (decrease) in net assets resulting from capital share transactions	(77,847,807)	4,345,120

Net increase (decrease) in net assets	(13,594,821)	(18,917,186)

Net assets:
Beginning of year	576,726,224	595,643,410

End of year	$563,131,403	$576,726,224

Undistributed (distributions in excess of) net investment income (loss)	$6,462,846	$5,417,985

Capital share transactions - shares:
Shares issued	449,638	4,883,644
Shares reinvested	446,739	1,476,415
Shares redeemed	(7,265,834)	(6,037,618)

Net increase (decrease) in shares outstanding	(6,369,457)	322,441

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.68	$12.14		$12.59	$11.70	$10.14

Investment operations:
Net investment income (loss) (A) (B)	0.15	0.11	(C)	0.15	0.18	0.18
Net realized and unrealized gain (loss)	1.38	(0.23)		(0.52)	0.78	1.40

Total investment operations	1.53	(0.12)		(0.37)	0.96	1.58

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)		(0.08)	(0.07)	(0.02)
Net realized gains	—	(0.22)		—	—	(0.00	)(D)

Total dividends and/or distributions to shareholders	(0.12)	(0.34)		(0.08)	(0.07)	(0.02)

Net asset value, end of year	$13.09	$11.68		$12.14	$12.59	$11.70

Total return (E)	13.21%	(0.99)%		(2.95)%	8.18%	15.61%

Ratio and supplemental data:
Net assets end of year (000’s)	$563,131	$576,726		$595,643	$339,385	$164,650
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.89%	0.89%		0.89%	0.92%	0.94%
Including waiver and/or reimbursement and recapture	0.89%	0.89	%(C)	0.89%	0.92%	0.96%
Net investment income (loss) to average net assets (A)	1.17%	0.90	%(C)	1.24%	1.48%	1.62%
Portfolio turnover rate (G)	9%	182%		80%	9%	3%

(A)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Rounds to less than $0.01 or $(0.01).
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(G)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$16,498,300	$—	$—	$—	$16,498,300
Total Borrowings	$16,498,300	$—	$—	$—	$16,498,300

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$—	$—	$3,192,923	$—	$—	$3,192,923
Total	$—	$—	$3,192,923	$—	$—	$3,192,923

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$(8,271,183)	$—	$—	$(8,271,183)
Total	$—	$—	$(8,271,183)	$—	$—	$(8,271,183)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$(135,513)	$—	$—	$(135,513)
Total	$—	$—	$(135,513)	$—	$—	$(135,513)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ —	$ 3,317,126

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective November 1, 2017
First $750 million	0.58%
Over $750 million up to $1.5 billion	0.57%
Over $1.5 billion up to $2.5 billion	0.55%
Over $2.5 billion up to $3.5 billion	0.53%
Over $3.5 billion	0.52%
Prior to November 1, 2017
First $250 million	0.63%
Over $250 million up to $750 million	0.60%
Over $750 million up to $1 billion	0.57%
Over $1 billion up to $1.5 billion	0.56%
Over $1.5 billion	0.55%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.99%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.79%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	2	99.96%	99.96%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 50,847,354	$ 108,972,153

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, options contracts, organizational expenses and straddle losses deferred. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 517,613,533	$ 63,187,702	$ (1,104,701)	$ 62,083,001

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ —	$ 4,448,009

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $7,585,560.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 5,481,492	$ —	$ —	$ 6,192,410	$ 11,362,170	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,471,741	$ —	$ (4,448,009)	$ —	$ (16,179,880)	$ 62,083,001

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Legg Mason Dynamic Allocation – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Legg Mason Dynamic Allocation – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Legg Mason Dynamic Allocation – Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Legg Mason Dynamic Allocation – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 981,004	$ 84,510

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

(unaudited)

MARKET ENVIRONMENT

From the Portfolio’s inception on October 2, 2017 through December 31, 2017, the U.S. stock market as measured by its benchmark, the Russell 1000® Value Index, gained 5.54%. The period was a continuation of the bull market that started in March 2009 and in recent years has exhibited both strength and remarkably low volatility. The best performing sectors were technology and financials; the worst performing were utilities and industrials. Of note, although volatility was unusually low for the overall equity market averages, it was much higher for individual stocks and industries. In addition, growth stocks, especially large capitalization, momentum-driven technology stocks, strongly outperformed value during the relevant period, a continuation of a multi-year trend. Historically, such dispersion in investment styles eventually reverses, which have generally coincided with some of our best periods of relative performance.

Recent strong equity markets have been supported by ample monetary liquidity and very good economic growth worldwide. Overall corporate earnings also exceeded expectations from a year ago. Inflation remained subdued, and interest rates continued to be low on a historical basis. Consensus expectations are that these trends will continue into 2018, bolstered in part by the U.S. tax reform signed into law in December as well as by confidence that the U.S. Federal Reserve will be successful in managing its transition to a less accommodative monetary policy by reducing its balance sheet and increasing short term interest rates. We share the opinion that the current investment climate can continue, although we remain aware of the numerous economic, financial and geopolitical risks that could affect future market performance. Thus, we are comfortable with our contrarian and contra-momentum investment style that is intended to lessen portfolio risk when higher volatility returns.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Levin Large Cap Value VP, Service Class returned 2.10%. By comparison, its benchmark, the Russell 1000® Value Index, returned 5.54%.

STRATEGY REVIEW

The Portfolio underperformed its benchmark. Contrary to what we have historically delivered, all of the underperformance was due to stock selection, as sector allocation had a positive effect.

The largest detractor from performance was telecommunications equipment company Nokia OYJ, ADR (“Nokia). Shares sold off after management lowered expectations for 2018, sparking investor worries about the profitability of the upcoming 5G wireless investment cycle. We think investors overreacted, and we anticipate that a robust 5G wireless investment cycle will start in 2018. The new U.S. tax law is also very positive for Nokia’s U.S. customers, who we think could use their improved profitability to further boost 5G spending. Additionally, share repurchases and cost savings from restructuring should augment Nokia’s per share earnings.

Top contributors to performance were integrated oil company Occidental Petroleum Corp. (“Occidental”) and semiconductor chip manufacturer Intel Corp. (“Intel”). Investors appeared to give Occidental credit for the things that have long attracted us, including its leading position in the attractive Permian Basin of West Texas/New Mexico, its low cash-flow breakeven point and high dividend yield. In addition, despite Occidental’s long-standing focus on profitability over growth, we still expect impressive production growth of 5% to 8% per year going forward. In October, Intel reported strong quarterly results with all its major businesses exceeding expectations. We established the Intel investment believing investors had become overly pessimistic about its competitive position for server chips, plus we expected Intel to benefit from near-term strength in the personal computer market and its increasing market share with Apple Inc. Longer term, the company’s margins and cash generation should improve as it completes a major investment cycle.

Jack Murphy

John A. Levin

Co-Portfolio Managers

Levin Capital Strategies, L.P.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Net Other Assets (Liabilities)	3.3
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	10 Years or Since Inception of Class		Inception Date
Service Class	2.10	%(A)	09/29/2017
Russell 1000® Value Index (B)	5.54	%(A)

(A) Not annualized.

(B) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Portfolio fall, the value of the Portfolio will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Portfolio may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The actual expense example is based on an investment of $1,000 invested at September 29, 2017, and held for the entire period until December 31, 2017. The hypothetical expense example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) September 29, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio
Service Class	$1,000.00	$1,021.00	$3.09	$1,019.20	$6.11	1.20%

(A)	5% return per year before expenses.

(B)	The Portfolio commenced operations on September 29, 2017. Actual expenses are calculated using each Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (93 days), and divided by the number of days in the year (365 days). For comparability purposes, hypothetical expenses assume that the Portfolio was in operation for the entire six-month period ended December 31, 2017. Thus, the hypothetical expenses are calculated using the Portfolio’s annualized expense ratios (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period 184 days), and divided by the number of days in the year (365 days).

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 3.1%
United Technologies Corp.	247	$ 31,510

Auto Components - 1.2%
American Axle & Manufacturing Holdings, Inc. (A)	560	9,537
Goodyear Tire & Rubber Co.	100	3,231

		12,768

Automobiles - 2.5%
General Motors Co.	628	25,742

Banks - 13.5%
Bank of America Corp.	926	27,336
Citigroup, Inc.	559	41,595
Huntington Bancshares, Inc.	1,726	25,131
JPMorgan Chase & Co.	412	44,059

		138,121

Capital Markets - 3.2%
Morgan Stanley	628	32,951

Chemicals - 4.4%
DowDuPont, Inc.	628	44,726

Communications Equipment - 4.8%
Nokia OYJ, ADR	10,591	49,354

Construction Materials - 1.3%
Summit Materials, Inc., Class A (A)	415	13,032

Diversified Telecommunication Services - 3.9%
AT&T, Inc.	1,032	40,124

Electric Utilities - 1.2%
PG&E Corp.	276	12,373

Electrical Equipment - 6.4%
Atkore International Group, Inc. (A)	843	18,082
Eaton Corp. PLC	596	47,090

		65,172

Electronic Equipment, Instruments & Components - 2.6%
Corning, Inc.	819	26,200

Food Products - 9.2%
Pinnacle Foods, Inc.	730	43,413
Post Holdings, Inc. (A)	152	12,043
TreeHouse Foods, Inc. (A)	772	38,183

		93,639

	Shares	Value
COMMON STOCKS (continued)
Household Durables - 2.1%
Whirlpool Corp.	126	$ 21,249

Industrial Conglomerates - 0.6%
General Electric Co.	329	5,741

Insurance - 9.2%
American International Group, Inc.	457	27,228
Athene Holding, Ltd., Class A (A)	403	20,839
Chubb, Ltd.	314	45,885

		93,952

Life Sciences Tools & Services - 0.3%
Fluidigm Corp. (A)	523	3,080

Media - 2.4%
Walt Disney Co.	224	24,082

Oil, Gas & Consumable Fuels - 9.4%
Hess Corp.	913	43,340
Occidental Petroleum Corp.	717	52,814

		96,154

Pharmaceuticals - 9.6%
Allergan PLC	112	18,321
Merck & Co., Inc.	404	22,733
Pfizer, Inc.	1,576	57,083

		98,137

Semiconductors & Semiconductor Equipment - 3.0%
Intel Corp.	675	31,158

Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	170	28,769

Total Common Stocks (Cost $976,639)		988,034

Total Investments (Cost $976,639)		988,034
Net Other Assets (Liabilities) - 3.3%		33,361

Net Assets - 100.0%		$ 1,021,395

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$988,034	$—	$—	$988,034

Total Investments	$988,034	$—	$—	$988,034

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $976,639)	$988,034
Cash	30,445
Receivables and other assets:
Due from investment manager	24,681
Investments sold	149
Dividends	1,707

Total assets	1,045,016

Liabilities:
Payables and other liabilities:
Investments purchased	3,302
Distribution and service fees	215
Transfer agent costs	7
Trustees, CCO and deferred compensation fees	1
Audit and tax fees	16,363
Custody fees	1,395
Legal fees	2,238
Printing and shareholder reports fees	80
Other	20

Total liabilities	23,621

Net assets	$1,021,395

Net assets consist of:
Capital stock ($0.01 par value)	$1,000
Additional paid-in capital	998,382
Undistributed (distributions in excess of) net investment income (loss)	2,596
Accumulated net realized gain (loss)	8,022
Net unrealized appreciation (depreciation) on:
Investments	11,395

Net assets	$1,021,395

Shares outstanding	100,000

Net asset value and offering price per share	$10.21

STATEMENT OF OPERATIONS

For the period ended December 31, 2017 (A)

Investment Income:
Dividend income	$5,044

Total investment income	5,044

Expenses:
Investment management fees	1,738
Distribution and service fees	639
Transfer agent costs	7
Trustees, CCO and deferred compensation fees	7
Audit and tax fees	22,990
Custody fees	1,395
Legal fees	5,251
Printing and shareholder reports fees	8,320
Other	421

Total expenses before waiver and/or reimbursement and recapture	40,768

Expense waived and/or reimbursed	(37,702)

Net expenses	3,066

Net investment income (loss)	1,978

Net realized gain (loss) on:
Investments	8,022

Net change in unrealized appreciation (depreciation) on:
Investments	11,395

Net realized and change in unrealized gain (loss)	19,417

Net increase (decrease) in net assets resulting from operations	$21,395

(A)	Commenced operations on September 29, 2017.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2017 (A)
From operations:
Net investment income (loss)	$1,978
Net realized gain (loss)	8,022
Net change in unrealized appreciation (depreciation)	11,395

Net increase (decrease) in net assets resulting from operations	21,395

Capital share transactions:
Proceeds from shares sold	1,000,000

Net increase (decrease) in net assets resulting from capital share transactions	1,000,000

Net increase (decrease) in net assets	1,021,395

Net assets:
Beginning of period	—

End of period	$1,021,395

Undistributed (distributions in excess of) net investment income (loss)	$2,596

Capital share transactions - shares:
Shares issued	100,000

Net increase (decrease) in shares outstanding	100,000

(A)	Commenced operations on September 29, 2017.

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2017 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.02
Net realized and unrealized gain (loss)	0.19

Total investment operations	0.21

Net asset value, end of period	$10.21

Total return (C)	2.10	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$1,021
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	15.95	%(E)
Including waiver and/or reimbursement and recapture	1.20	%(E)
Net investment income (loss) to average net assets	0.77	%(E)
Portfolio turnover rate	53	%(D)

(A)	Commenced operations on September 29, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Levin Large Cap Value VP (the “Portfolio”) commenced operations on September 29, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.68%
Over $750 million up to $1 billion	0.65%
Over $1 billion	0.63%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
1.20%	May 1, 2018

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the period ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2017	Total
$ 37,702	$ 37,702

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100%	100%

7. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,350,171	$ —	$ 381,187	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance cost. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(618)	$618	$ —

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$978,563	$42,492	$(33,021)	$9,471

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown in the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 are as follows:

2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$12,542	$ —	$ —	$ —	$ —	$9,471

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Levin Large Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Levin Large Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the period from September 29, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Levin Large Cap Value VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, and the results of its operations, the changes in its net assets, and its financial highlights for the period from September 29, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on March 8-9, 2017, the Board considered the proposed management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Series Trust, on behalf of Transamerica Levin Large Cap Value VP (the “Portfolio”). The Board also considered the proposed investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) for the Portfolio between TAM and Levin Capital Strategies, LP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the approval of each of the Agreements was in the best interests of the Portfolio and the contract holders invested in the Portfolio. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved each of the Agreements for an initial two-year period.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Agreements. In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided

The Board considered the nature, extent and quality of the services expected to be provided by TAM and the Sub-Adviser. The Board considered the proposed investment strategies and approach for the Portfolio; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM and the Sub-Adviser; the continuous and regular management services to be provided by TAM; the experience of the Sub-Adviser with the proposed investment strategy; the professional qualifications and experience of the portfolio management team of the Sub-Adviser; and the Sub-Adviser’s expertise in managing large cap value strategies. The Board also considered the management services to be provided by TAM for the portion of the management fee it will retain after payment of the sub-advisory fee for the Portfolio. The Board noted that these services would include: (1) the services TAM provides to all Transamerica mutual funds, including oversight of the services provided by the custodian, transfer agent, independent accountant and legal counsel and supervision of recordkeeping and shareholder relations functions and (2) the TAM’s “manager of managers” services, which would include the selection, proactive oversight and monitoring of the Sub-Adviser, daily monitoring of the Sub-Adviser’s buying and selling of securities for the Portfolio, and regular review and evaluation of the Sub-Adviser’s performance and adherence to investment style and process. The Board further considered that TAM’s management services also would include, among other things, the provision of supervisory, compliance and administrative services to the Portfolio. Based on these and other considerations, the Trustees determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Portfolio’s operations, the competitive landscape of the investment company business, and investor needs.

Investment Performance

The Board recognized that the Portfolio was not yet in existence and therefore had no historical performance for the Board to review. However, to determine how the Portfolio would have performed if it had been operating in the past, the Board reviewed the historical performance of Transamerica Large Cap Value, a series of Transamerica Funds (the “Retail Fund”), which is also sub-advised by Levin. The Board reviewed the performance of the Retail Fund’s Class I shares as compared to the Morningstar U.S. Large Value Category median peer group and the Russell 1000® Value Index, the Retail Fund’s primary benchmark, since the Sub-Adviser began sub-advising the Retail Fund on July 31, 2012. The Board noted that the historical performance compared favorably to that of the benchmark and peer group median over all common periods ended December 31, 2016 and since inception. However, the Board noted that the Retail Fund’s volatility, as measured by standard deviation, was higher than its benchmark and peer group median due to its concentrated holdings and lower weighted average market cap relative to its peer group and benchmark. The Board further noted that the Retail Fund exhibited a higher Sharpe ratio and a lower maximum drawdown measure than its peer group and benchmark. The Board considered TAM’s representation that the Sub-Adviser focuses on companies with strong balance sheets and exhibits appropriate risk awareness in managing portfolio positions. On the basis of this information and the Trustee’s assessment of the nature, extent and quality of the management services to be provided by TAM and the sub-advisory services to be provided by the Sub-Adviser, the Trustees concluded that TAM and the Sub-Adviser are capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed investment objective, policies and strategies.

Transamerica Series Trust	Annual Report 2017

Transamerica Levin Large Cap Value VP

MANAGEMENT AND SUB-ADVISORY AGREEMENT — INITIAL CONTRACT APPROVAL (continued)

Management Fee, Sub-Advisory Fee, Cost of Services to be Provided and Profitability

The Trustees considered the proposed management fee and anticipated costs for the Portfolio, including information comparing the management fee and total expense ratio of the Portfolio to the management fees and total expense ratios of other investment companies in the same Lipper, Inc. and Morningstar, Inc. peer universes. The Board also considered the fee to be charged by the Sub-Adviser for sub-advisory services as well as the portion of the Portfolio’s management fee to be retained by TAM following payment of the sub-advisory fee. The Board noted that the proposed total net expense ratios of both Initial and Service Class of the Portfolio would exceed the Lipper and Morningstar medians. However, the Board also noted that the Portfolio’s asset-weighted contractual management fees would be within 3 basis points of its Lipper median and within 5 basis points of its Morningstar median. The Board further noted that, although the proposed expenses of the Portfolio would be higher than the Lipper and Morningstar peer universes, the Portfolio had not yet achieved sufficient scale to support its expenses. On the basis of these and other considerations, together with the other information it considered, the Trustees determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the investment management and sub-advisory agreements are reasonable in light of the services to be provided.

With respect to TAM’s and the Sub-Adviser’s costs and profitability in providing management and sub-advisory services to the Portfolio, the Board recognized that the Portfolio was not yet in existence and therefore no actual revenue, cost or profitability data were available for the Board to review. However, the Board reviewed projected profitability information regarding TAM’s costs, including the costs of procuring sub-advisory services, as well as the costs of providing administration, transfer agency and other services to the Portfolio by TAM and its affiliates. The Board also noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser. As a result, the Board considered anticipated profitability information for TAM and its affiliates with respect to the Portfolio, but did not consider the Sub-Adviser’s anticipated profitability as material to its decision to approve the sub-advisory agreement. Based on this information, the Trustees determined that the profitability of TAM and its affiliates from their relationships with the Portfolio was not anticipated to be excessive.

Economies of Scale

In evaluating the extent to which the management fees payable under the new investment management and sub-advisory agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board took note of TAM’s and the Sub-Adviser’s fee schedules and the existence of management and sub-advisory fee breakpoints, as detailed in the materials provided to the Board, and noted each fee breakpoint with respect to the various asset levels to be achieved by the Portfolio. The Board also considered that TAM believes the appointment of the Sub-Adviser as sub-adviser has the potential to attract additional assets because of the Sub-Adviser’s asset management capabilities. The Trustees noted that the proposed fees and breakpoints may benefit investors by permitting economies of scale in the form of lower management fees as the level of assets grows for the Portfolio. The Trustees also noted that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable to TAM, and sub-advisory fees payable by TAM to the Sub-Adviser, in light of any economies of scale experienced in the future.

Fall-Out Benefits

The Board considered other benefits expected to be derived by TAM, its affiliates, and/or the Sub-Adviser from their relationships with the Portfolio. The Trustees noted that TAM would not realize soft dollar benefits from its relationships with the Portfolio, and that the Sub-Adviser may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements. The Trustees noted that they would have the opportunity to review the appropriateness of these benefits over time.

Other Considerations

The Board considered the investment objective and strategy of the Portfolio and discussed the Portfolio’s potential to enhance TST’s product line-up. The Board noted that TAM has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Portfolio in a professional manner that is consistent with the best interests of the Portfolio and its investors. In this regard, the Trustees favorably considered TAM’s procedures and policies to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Trustees also noted that TAM has made a significant entrepreneurial commitment to the management and success of the Portfolio.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the approval of the Management Agreement and the Sub-Advisory Agreement was in the best interest of the Portfolio and the contract holders and voted to approve the Agreements.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

(unaudited)

MARKET ENVIRONMENT

2017 was a very favorable year for global investors. The U.S. stock market continued to make one all-time high after another, to the extent that the S&P 500® Total Return Index produced a positive return in all 12 months of a calendar year. Overall, the streak stood at 14 consecutive positive months as of December 31, 2017. By year’s end, the S&P 500® produced a total return of 21.83%. Not to be outdone, international equity markets turned in even higher gains, with the developed world (MSCI EAFE Gross Return Index) returning 25.62% and the emerging world (MSCI Emerging Markets Gross Return Index) producing a 37.75% advance. Fixed income returns were much more modest, yet the 3.54% gain on the Bloomberg Barclays U.S. Aggregate Bond Index was larger than many investors expected at the start of the year. While the outsized market returns were surprising, more notable was the complete hollowing out of market volatility. The widely followed Chicago Board Options Exchange Volatility Index, better known as the “VIX”, had more than 50 daily closing values below 10. Quite simply, for 2017 it was nearly impossible to take too much risk, as the markets rarely declined. However, investors couldn’t help but be confounded by these positive market developments in the face of three Federal Reserve rate hikes and a continual flattening of the yield curve, normally an indicator of caution. How long volatility could remain suppressed was a key question as 2017 came to a close.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Madison Balanced Allocation VP, Service Class returned 11.41%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica Madison Balanced Allocation VP Blended Benchmark, returned 3.54%, 21.13%, and 12.47%, respectively.

STRATEGY REVIEW

The Portfolio’s more cautious positioning was detrimental to performance. However, given our conservative DNA, we are quite pleased with how well the Portfolio kept pace over a remarkable run in the global equity markets. Concerned by historically unfavorable valuations, we held a more guarded position in equities relative to the Porfolio’s target for most of the year. This proved to be one of the larger detractors to relative performance. Poor overall manager performance within both the U.S. and international equity allocations provided the bulk of the remaining performance detraction.

A timely move toward international equities late in 2016 was the most notable contributor to 2017 performance. As mentioned above in the market review, international stocks solidly outperformed domestic equities for the year. Positive selection from two key holdings in U.S. stocks as well as one international holding helped mitigate the overall selection detractions. Within fixed income, the Portfolio’s dedicated long-term U.S. Treasury holding was an outsized contributor to performance.

As we enter 2018, the Portfolio remains focused on capital preservation. Incremental allocations continue to focus on international equities.

Finally, global debt levels remain elevated and near record levels relative to gross domestic product. Inflationary pressures are building, and accordingly, we are making greater use of Treasury Inflation-Protected Securities.

We are confident the Portfolio remains well-positioned for a growth-challenged global economy. We also understand and embrace our ongoing responsibility to insightfully differentiate between attractive and less attractive asset classes as we strive to deliver superior risk-adjusted returns.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	46.1%
U.S. Equity Funds	34.5
International Equity Funds	17.5
International Fixed Income Fund	1.8
Repurchase Agreement	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	11.41%	6.89%	5.95%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.10%
Russell 3000® Index (B)	21.13%	15.58%	12.66%
Transamerica Madison Balanced Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	12.47%	8.09%	7.27%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Balanced Allocation VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 38% Russell 1000® Index, 10% MSCI World Index ex-U.S., and 2% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$1,052.60	$2.48	$1,022.80	$2.45	0.48%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 10.0%
International Equity Funds - 6.2%
iShares MSCI Japan ETF	23,244	$ 1,393,013
Vanguard FTSE All-World ex-US ETF	99,768	5,459,305

		6,852,318

U.S. Fixed Income Fund - 3.8%
iShares 20+ Year Treasury Bond ETF	33,603	4,262,877

Total Exchange-Traded Funds (Cost $10,241,773)		11,115,195

INVESTMENT COMPANIES - 89.9%
International Equity Funds - 11.3%
Madison International Stock Fund	355,548	5,091,452
Transamerica International Equity (A)	267,677	5,227,735
Transamerica International Equity Opportunities (A)	259,072	2,347,190

		12,666,377

International Fixed Income Fund - 1.8%
Transamerica Inflation Opportunities (A)	193,909	1,958,482

U.S. Equity Funds - 34.5%
Madison Investors Fund	503,124	11,496,377
Madison Mid Cap Fund	302,631	2,986,966
Transamerica Dividend Focused (A)	574,273	6,472,060
Transamerica JPMorgan Enhanced Index VP (B)	53,007	1,149,187
Transamerica Large Cap Value (A)	198,634	2,482,923
Transamerica Mid Cap Value Opportunities (A)	24,289	282,971
Transamerica Small/Mid Cap Value VP (B)	311,345	6,697,023
Transamerica WMC US Growth VP (B)	237,001	6,932,274

		38,499,781

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 42.3%
Madison Core Bond Fund	1,882,949	$ 18,791,832
Transamerica Bond (A)	119,154	1,110,518
Transamerica Core Bond (A)	1,911,509	19,000,400
Transamerica Short-Term Bond (A)	836,808	8,368,084

		47,270,834

Total Investment Companies (Cost $96,682,764)		100,395,474

	Principal	Value
REPURCHASE AGREEMENT - 0.2%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $264,868 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $273,031.	$ 264,852	264,852

Total Repurchase Agreement (Cost $264,852)		264,852

Total Investments (Cost $107,189,389)		111,775,521
Net Other Assets (Liabilities) - (0.1)%		(70,599)

Net Assets - 100.0%		$ 111,704,922

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$11,115,195	$—	$—	$11,115,195
Investment Companies	100,395,474	—	—	100,395,474
Repurchase Agreement	—	264,852	—	264,852

Total Investments	$111,510,669	$264,852	$—	$111,775,521

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $60,450,852)	$62,028,847
Unaffiliated investments, at value (cost $46,473,685)	49,481,822
Repurchase agreement, at value (cost $264,852)	264,852
Receivables and other assets:
Interest	12
Dividends	14,186

Total assets	111,789,719

Liabilities:
Due to custodian	34
Payables and other liabilities:
Shares of beneficial interest redeemed	6,647
Investments purchased	14,186
Investment management fees	17,074
Distribution and service fees	23,713
Transfer agent costs	390
Trustees, CCO and deferred compensation fees	103
Audit and tax fees	14,454
Custody fees	1,645
Legal fees	1,124
Printing and shareholder reports fees	2,500
Other	2,927

Total liabilities	84,797

Net assets	$111,704,922

Net assets consist of:
Capital stock ($0.01 par value)	$96,221
Additional paid-in capital	104,094,356
Undistributed (distributions in excess of) net investment income (loss)	2,000,332
Accumulated net realized gain (loss)	927,881
Net unrealized appreciation (depreciation) on:
Affiliated investments	1,577,995
Unaffiliated investments	3,008,137

Net assets	$111,704,922

Shares outstanding	9,622,120

Net asset value and offering price per share	$11.61

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$1,665,833
Dividend income from unaffiliated investments	906,413
Interest income from unaffiliated investments	1,169

Total investment income	2,573,415

Expenses:
Investment management fees	195,811
Distribution and service fees	271,960
Transfer agent costs	1,553
Trustees, CCO and deferred compensation fees	2,949
Audit and tax fees	17,962
Custody fees	9,762
Legal fees	7,767
Printing and shareholder reports fees	4,038
Other	10,497

Total expenses	522,299

Net investment income (loss)	2,051,116

Net realized gain (loss) on:
Affiliated investments	2,168,054
Unaffiliated investments	(77,787)
Distributions received from affiliated investments	806,885
Distributions received from unaffiliated investments	643,020

Net realized gain (loss)	3,540,172

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	792,561
Unaffiliated investments	5,292,889

Net change in unrealized appreciation (depreciation)	6,085,450

Net realized and change in unrealized gain (loss)	9,625,622

Net increase (decrease) in net assets resulting from operations	$11,676,738

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$2,051,116	$1,874,133
Net realized gain (loss)	3,540,172	(1,461,972)
Net change in unrealized appreciation (depreciation)	6,085,450	5,011,684

Net increase (decrease) in net assets resulting from operations	11,676,738	5,423,845

Dividends and/or distributions to shareholders:
Net investment income	(1,924,085)	(1,889,811)
Net realized gains	—	(2,282,274)

Total dividends and/or distributions to shareholders	(1,924,085)	(4,172,085)

Capital share transactions:
Proceeds from shares sold	2,647,413	7,482,167
Dividends and/or distributions reinvested	1,924,085	4,172,085
Cost of shares redeemed	(7,675,587)	(6,407,812)

Net increase (decrease) in net assets resulting from capital share transactions	(3,104,089)	5,246,440

Net increase (decrease) in net assets	6,648,564	6,498,200

Net assets:
Beginning of year	105,056,358	98,558,158

End of year	$111,704,922	$105,056,358

Undistributed (distributions in excess of) net investment income (loss)	$2,000,332	$1,873,301

Capital share transactions - shares:
Shares issued	238,064	713,154
Shares reinvested	173,654	392,482
Shares redeemed	(687,109)	(607,713)

Net increase (decrease) in shares outstanding	(275,391)	497,923

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.61	$10.49		$11.56	$11.53	$10.45

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.19	(C)	0.22	0.26	0.14
Net realized and unrealized gain (loss)	0.99	0.37		(0.31)	0.40	1.22

Total investment operations	1.20	0.56		(0.09)	0.66	1.36

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.20)		(0.21)	(0.08)	(0.11)
Net realized gains	—	(0.24)		(0.77)	(0.55)	(0.17)

Total dividends and/or distributions to shareholders	(0.20)	(0.44)		(0.98)	(0.63)	(0.28)

Net asset value, end of year	$11.61	$10.61		$10.49	$11.56	$11.53

Total return (D)	11.41%	5.25%		(0.73)%	5.74%	13.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$111,705	$105,056		$98,558	$94,841	$64,558
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.47%		0.47%	0.49%	0.52%
Including waiver and/or reimbursement and recapture	0.48%	0.47	%(C)	0.47%	0.49%	0.58%
Net investment income (loss) to average net assets (B)	1.89%	1.82	%(C)	1.94%	2.19%	1.28%
Portfolio turnover rate (F)	57%	63%		60%	131%	139%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Balanced Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$2,624,469	$819,759	$(2,382,837)	$20,435	$28,692	$1,110,518	119,154	$58,301	$11,458
Transamerica Core Bond	12,677,200	10,847,277	(4,657,733)	(39,683)	173,339	19,000,400	1,911,509	521,744	—
Transamerica Dividend Focused	4,274,035	3,117,908	(1,205,979)	(51,117)	337,213	6,472,060	574,273	177,917	334,991
Transamerica Inflation Opportunities	—	1,950,000	—	—	8,482	1,958,482	193,909	—	—
Transamerica International Equity	—	6,235,224	(1,349,784)	104,737	237,558	5,227,735	267,677	160,224	—
Transamerica International Equity Opportunities	—	2,338,120	—	—	9,070	2,347,190	259,072	38,120	—
Transamerica JPMorgan Enhanced Index VP	7,806,730	1,763,716	(9,188,294)	1,480,384	(713,349)	1,149,187	53,007	23,833	39,884
Transamerica Large Cap Value	—	2,650,869	—	—	(167,946)	2,482,923	198,634	85,143	150,726
Transamerica Mid Cap Value Opportunities	3,714,354	519,278	(4,118,330)	241,127	(73,458)	282,971	24,289	6,440	37,838
Transamerica Short-Term Bond	10,776,945	4,094,998	(6,525,000)	38,627	(17,486)	8,368,084	836,808	233,741	—
Transamerica Small/Mid Cap Value VP	6,701,246	2,895,055	(3,358,241)	234,908	224,055	6,697,023	311,345	333,885	82,116
Transamerica WMC US Growth VP	—	8,366,356	(2,310,671)	130,198	746,391	6,932,274	237,001	26,485	149,872

Total	$48,574,979	$45,598,560	$(35,096,869)	$2,159,616	$792,561	$62,028,847	4,986,678	$1,665,833	$806,885

(A)	Does not reflect certain tax adjustments.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.60%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 61,130,522	$ 65,936,037

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 108,457,980	$ 3,856,806	$ (539,265)	$ 3,317,541

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $578,430.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,924,085	$ —	$ —	$ 1,890,221	$ 2,281,864	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,231,683	$ 1,965,121	$ —	$ —	$ —	$ 3,317,541

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Balanced Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Balanced Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Madison Balanced Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Balanced Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 238,634	$ 35,838

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

(unaudited)

MARKET ENVIRONMENT

2017 was a very favorable year for global investors. The U.S. stock market continued to make one all-time high after another, to the extent that the S&P 500® Total Return Index produced a positive return in all 12 months of a calendar year. Overall, the streak stood at 14 consecutive positive months as of December 31, 2017. By year’s end, the S&P 500® produced a total return of 21.83%. Not to be outdone, international equity markets turned in even higher gains, with the developed world (MSCI EAFE Gross Return Index) returning 25.62% and the emerging world (MSCI Emerging Markets Gross Return Index) producing a 37.75% advance. Fixed income returns were much more modest, yet the 3.54% gain on the Bloomberg Barclays U.S. Aggregate Bond Index was larger than many investors expected at the start of the year. While the outsized market returns were surprising, more notable was the complete hollowing out of market volatility. The widely followed Chicago Board Options Exchange Volatility Index, better known as the “VIX”, had more than 50 daily closing values below 10. The 2017 daily average was 11.1. Quite simply, for 2017 it was nearly impossible to take too much risk, as the markets rarely declined. However, investors couldn’t help but be confounded by these positive market developments in the face of three Federal Reserve rate hikes and a continual flattening of the yield curve, normally an indicator of caution. How long volatility could remain suppressed was a key question as 2017 came to a close.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Madison Conservative Allocation VP, Service Class returned 8.22%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index and the Transamerica Madison Conservative Allocation VP Blended Benchmark, returned 3.54%, 21.13%, and 8.87%, respectively.

STRATEGY REVIEW

The Portfolio’s more cautious positioning was detrimental to performance. However, given our conservative DNA, we are quite pleased with how well the Portfolio kept pace over a remarkable run in the global equity markets. Concerned by historically unfavorable valuations, we held a more guarded position in equities relative to the Portfolio’s target for most of the year. This proved to be one of the larger detractors to relative performance. Poor overall manager performance within both the U.S. and international equity allocations provided the bulk of the remaining performance detraction.

A timely move toward international equities late in 2016 was the most notable contributor to 2017 performance. As mentioned above in the market review, international stocks solidly outperformed domestic equities for the year. Positive selection from two key holdings in U.S. stocks as well as one international holding helped mitigate the overall selection detractions. Within fixed income, the Portfolio’s dedicated long-term U.S. Treasury holding and a position in Transamerica Bond were outsized contributors to performance.

As we enter 2018, the Portfolio remains focused on capital preservation. Incremental allocations continue to focus on international equities.

Finally, global debt levels remain elevated and near record levels relative to gross domestic product. Inflationary pressures are building, and accordingly, we are making greater use of Treasury Inflation-Protected Securities.

We are confident the Portfolio remains well-positioned for a growth-challenged global economy. We also understand and embrace our ongoing responsibility to insightfully differentiate between attractive and less attractive asset classes as we strive to deliver superior risk-adjusted returns.

David S. Hottmann, CFA

Patrick F. Ryan, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	64.2%
U.S. Equity Funds	21.3
International Equity Funds	9.8
International Fixed Income Fund	4.5
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	8.22%	4.59%	4.33%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.10%
Russell 3000® Index (B)	21.13%	15.58%	12.66%
Transamerica Madison Conservative Allocation VP Blended Benchmark (A) (C) (D) (E) (F)	8.87%	5.72%	5.66%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Conservative Allocation VP Blended Benchmark is composed of the following benchmarks: 70% Bloomberg Barclays US Aggregate Bond Index, 23% Russell 1000® Index, 6% MSCI EAFE Index and 1% Russell 2000® Index.

(D) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)(D)
Service Class	$1,000.00	$1,037.00	$2.52	$1,022.70	$2.50	0.49%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 8.5%
International Equity Funds - 3.8%
iShares MSCI Japan ETF	8,876	$ 531,939
Vanguard FTSE All-World ex-US ETF	39,493	2,161,057

		2,692,996

U.S. Fixed Income Fund - 4.7%
iShares 20+ Year Treasury Bond ETF	26,502	3,362,044

Total Exchange-Traded Funds (Cost $5,688,633)		6,055,040

INVESTMENT COMPANIES - 91.3%
International Equity Funds - 6.0%
Madison International Stock Fund	104,214	1,492,338
Transamerica International Equity (A)	85,013	1,660,309
Transamerica International Equity Opportunities (A)	123,898	1,122,513

		4,275,160

International Fixed Income Fund - 4.5%
Transamerica Inflation Opportunities (A)	318,042	3,212,229

U.S. Equity Funds - 21.3%
Madison Investors Fund	270,644	6,184,221
Madison Mid Cap Fund	80,886	798,340
Transamerica Dividend Focused (A)	257,507	2,902,105
Transamerica Large Cap Value (A)	38,522	481,529
Transamerica Mid Cap Value Opportunities (A)	5,972	69,577
Transamerica Small/Mid Cap Value VP (B)	103,887	2,234,616
Transamerica WMC US Growth VP (B)	83,085	2,430,225

		15,100,613

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 59.5%
Madison Core Bond Fund	1,450,290	$ 14,473,894
Transamerica Bond (A)	354,138	3,300,566
Transamerica Core Bond (A)	1,487,651	14,787,249
Transamerica Short-Term Bond (A)	959,152	9,591,516

		42,153,225

Total Investment Companies (Cost $63,563,698)		64,741,227

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $186,475 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $193,604.	$ 186,463	186,463

Total Repurchase Agreement (Cost $186,463)		186,463

Total Investments (Cost $69,438,794)		70,982,730
Net Other Assets (Liabilities) - (0.1)%		(53,239)

Net Assets - 100.0%		$ 70,929,491

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,055,040	$—	$—	$6,055,040
Investment Companies	64,741,227	—	—	64,741,227
Repurchase Agreement	—	186,463	—	186,463

Total Investments	$70,796,267	$186,463	$—	$70,982,730

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Investment in the Initial Class shares of the affiliated portfolio of Transamerica Series Trust.
(C)	Rate disclosed reflects the yield at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $41,468,651)	$41,792,434
Unaffiliated investments, at value (cost $27,783,680)	29,003,833
Repurchase agreement, at value (cost $186,463)	186,463
Receivables and other assets:
Interest	9
Dividends	16,260

Total assets	70,998,999

Liabilities:
Due to custodian	18
Payables and other liabilities:
Shares of beneficial interest redeemed	8,238
Investments purchased	16,260
Investment management fees	10,850
Distribution and service fees	15,070
Transfer agent costs	256
Trustees, CCO and deferred compensation fees	71
Audit and tax fees	14,164
Custody fees	1,597
Legal fees	760
Printing and shareholder reports fees	1,753
Other	471

Total liabilities	69,508

Net assets	$70,929,491

Net assets consist of:
Capital stock ($0.01 par value)	$64,676
Additional paid-in capital	68,168,889
Undistributed (distributions in excess of) net investment income (loss)	1,321,170
Accumulated net realized gain (loss)	(169,180)
Net unrealized appreciation (depreciation) on:
Affiliated investments	323,783
Unaffiliated investments	1,220,153

Net assets	$70,929,491

Shares outstanding	6,467,562

Net asset value and offering price per share	$10.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$1,075,290
Dividend income from unaffiliated investments	644,490
Interest income from unaffiliated investments	651

Total investment income	1,720,431

Expenses:
Investment management fees	129,430
Distribution and service fees	179,764
Transfer agent costs	1,029
Trustees, CCO and deferred compensation fees	1,934
Audit and tax fees	17,364
Custody fees	9,254
Legal fees	5,127
Printing and shareholder reports fees	3,183
Other	1,614

Total expenses	348,699

Net investment income (loss)	1,371,732

Net realized gain (loss) on:
Affiliated investments	804,696
Unaffiliated investments	479,683
Distributions received from affiliated investments	312,109
Distributions received from unaffiliated investments	319,504

Net realized gain (loss)	1,915,992

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	439,550
Unaffiliated investments	1,957,927

Net change in unrealized appreciation (depreciation)	2,397,477

Net realized and change in unrealized gain (loss)	4,313,469

Net increase (decrease) in net assets resulting from operations	$5,685,201

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$1,371,732	$1,343,893
Net realized gain (loss)	1,915,992	(667,464)
Net change in unrealized appreciation (depreciation)	2,397,477	2,349,057

Net increase (decrease) in net assets resulting from operations	5,685,201	3,025,486

Dividends and/or distributions to shareholders:
Net investment income	(1,393,881)	(1,541,347)
Net realized gains	—	(561,806)

Total dividends and/or distributions to shareholders	(1,393,881)	(2,103,153)

Capital share transactions:
Proceeds from shares sold	526,097	3,941,255
Dividends and/or distributions reinvested	1,393,881	2,103,153
Cost of shares redeemed	(8,280,669)	(8,064,161)

Net increase (decrease) in net assets resulting from capital share transactions	(6,360,691)	(2,019,753)

Net increase (decrease) in net assets	(2,069,371)	(1,097,420)

Net assets:
Beginning of year	72,998,862	74,096,282

End of year	$70,929,491	$72,998,862

Undistributed (distributions in excess of) net investment income (loss)	$1,321,170	$1,343,319

Capital share transactions - shares:
Shares issued	49,043	378,614
Shares reinvested	130,881	201,451
Shares redeemed	(773,969)	(777,270)

Net increase (decrease) in shares outstanding	(594,045)	(197,205)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.34	$10.21		$10.94	$11.04	$10.55

Investment operations:
Net investment income (loss) (A) (B)	0.20	0.19	(C)	0.22	0.20	0.20
Net realized and unrealized gain (loss)	0.64	0.23		(0.29)	0.32	0.50

Total investment operations	0.84	0.42		(0.07)	0.52	0.70

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.21)		(0.19)	(0.15)	(0.12)
Net realized gains	—	(0.08)		(0.47)	(0.47)	(0.09)

Total dividends and/or distributions to shareholders	(0.21)	(0.29)		(0.66)	(0.62)	(0.21)

Net asset value, end of year	$10.97	$10.34		$10.21	$10.94	$11.04

Total return (D)	8.22%	4.09%		(0.66)%	4.76%	6.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$70,929	$72,999		$74,096	$74,680	$64,090
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%	0.48%		0.48%	0.49%	0.51%
Including waiver and/or reimbursement and recapture	0.48%	0.48	%(C)	0.48%	0.49%	0.56%
Net investment income (loss) to average net assets (B)	1.91%	1.79	%(C)	2.06%	1.84%	1.87%
Portfolio turnover rate (F)	48%	69%		68%	128%	141%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Conservative Allocation VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$4,054,493	$813,764	$(1,642,603)	$94,265	$(19,353)	$3,300,566	354,138	$153,676	$35,088
Transamerica Core Bond	12,483,920	6,298,050	(4,104,147)	(60,818)	170,244	14,787,249	1,487,651	418,790	—
Transamerica Dividend Focused	2,299,738	1,404,374	(945,628)	(29,892)	173,513	2,902,105	257,507	77,530	150,212
Transamerica Inflation Opportunities	—	3,200,001	—	—	12,228	3,212,229	318,042	—	—
Transamerica International Equity	—	1,911,886	(375,458)	29,121	94,760	1,660,309	85,013	50,887	—
Transamerica International Equity Opportunities	—	1,118,230	—	—	4,283	1,122,513	123,898	18,230	—

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss) (A)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
Transamerica JPMorgan Enhanced Index VP	$2,715,484	$913,821	$(3,904,614)	$465,813	$(190,504)	$—	—	$14,520	$24,301
Transamerica Large Cap Value	—	508,640	—	—	(27,111)	481,529	38,522	13,662	24,978
Transamerica Mid Cap Value Opportunities	1,100,208	314,402	(1,399,374)	85,975	(31,634)	69,577	5,972	2,095	12,307
Transamerica Short-Term Bond	10,087,747	2,914,492	(3,425,274)	(7,109)	21,660	9,591,516	959,152	244,492	—
Transamerica Small/Mid Cap Value VP	2,448,497	1,461,173	(1,870,335)	138,713	56,568	2,234,616	103,887	73,058	17,968
Transamerica WMC US Growth VP	—	3,575,359	(1,394,054)	74,024	174,896	2,430,225	83,085	8,350	47,255

Total	$35,190,087	$24,434,192	$(19,061,487)	$790,092	$439,550	$41,792,434	3,816,867	$1,075,290	$312,109

(A)	Does not reflect certain tax adjustments.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.18% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	0.60%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.35%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	100.00%	100.00%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 34,251,313	$ 41,940,637

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Conservative Allocation VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 69,992,730	$ 1,399,225	$ (409,225)	$ 990,000

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $826,329.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,393,881	$ —	$ —	$ 1,541,863	$ 561,290	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,705,926	$ —	$ —	$ —	$ —	$ 990,000

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Conservative Allocation VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Conservative Allocation VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Madison Conservative Allocation VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2016

Transamerica Madison Conservative Allocation VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 142,591	$ 12,896

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

(unaudited)

MARKET ENVIRONMENT

A year ago we opined that, with asset values stretched, economic and earnings growth would likely be necessary to support continued gains in the equity markets. That is indeed what occurred during 2017 as both global economic activity and company earnings not only grew but accelerated into year end. All 35 Organization for Economic Cooperation and Development countries reported positive economic growth during 2017 for the first time since 2007. S&P 500® company earnings reached all-time highs and, with the recent tax cut, Wall Street analysts raised their expectations for 2018.

As the second longest bull market on record continued through its ninth year, policy normalization through interest rate increases and a reduction in the U.S. Federal Reserve (“Fed”) balance sheet began to accelerate. In December, the Fed boosted its target fed funds range by 0.25% (to 1.25% to 1.5%) and projected three additional hikes in 2018. While rising short-term rates didn’t deter the stock market in 2017, history suggests that higher interest rates have eventually enticed investors back into a “guaranteed” rate of return. With the S&P 500® trading at approximately 20 times earnings, the earnings yield is around 5%, and we believe that as the risk-free rate moves closer to the earnings yield on stocks, bonds may become increasingly more attractive compared to stocks.

The fourth quarter capped off a strong year for stock investors, as the S&P 500® delivered positive returns every month in 2017, a first based on data going back to 1928. Although bond returns were mixed during the quarter, results were positive for the year despite the Fed increasing short-term interest rates three times over the last 12 months.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Madison Diversified Income VP, Service Class returned 9.52%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 1000® Index, and the Transamerica Madison Diversified Income VP Blended Benchmark, returned 3.54%, 21.69%, and 10.50%, respectively.

STRATEGY REVIEW

As we’ve highlighted previously, timing the market has historically proven very difficult to do with any degree of accuracy, as a slight mistiming can wreak havoc on investor returns. With this in mind, we have continued to position the Portfolio with stocks of lower-risk, higher-quality companies, along with shorter-duration, higher-quality bonds.

During the year, the equity portion of the Portfolio experienced negative sector allocation, which was partially offset by positive stock selection. Negative results came from an underweight in technology and overweights in health care, financials and energy. Broadly, stock selection added to results while underweights in higher-flying growth sectors, such as technology and consumer discretionary, weighed. There was positive stock selection in industrials, where we were overweight. An underweight in consumer discretionary, and overweights in consumer staples, utilities, materials and telecommunications also added to performance. The fixed income sleeve benefited from an overall move higher in interest rates but suffered from the flattening yield curve, as we were underweight the highly interest rate sensitive 20- and 30-year bonds, which rallied. Our mortgage positions outperformed the Index as did corporate and municipal bond positions. The Portfolio’s corporate bond performance was driven by an overweight in triple-B rated corporate bonds, while the mortgage positions benefited from being underweight 30-year mortgages.

John Brown, CFA

Paul Lefurgey, CFA

Drew Justman, CFA

Chris Nisbet, CFA

Co-Portfolio Managers

Madison Asset Management, LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	42.3%
Corporate Debt Securities	22.3
U.S. Government Obligations	17.4
U.S. Government Agency Obligations	9.7
Repurchase Agreement	3.6
Municipal Government Obligations	2.9
Asset-Backed Securities	1.5
Net Other Assets (Liabilities)	0.3
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	9.52%	6.25%	5.86%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.10%
Russell 1000® Index (B)	21.69%	15.71%	12.85%
Transamerica Madison Diversified Income VP Blended Benchmark (A) (B) (C)	10.50%	7.49%	7.08%

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica Madison Diversified Income VP Blended Benchmark is composed of the following benchmarks: 60% Bloomberg Barclays US Aggregate Bond Index and 40% Russell 1000® Index.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,053.70	$5.44	$1,019.90	$5.35	1.05%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 42.3%
Aerospace & Defense - 2.2%
Boeing Co.	4,400	$ 1,297,604
United Technologies Corp.	12,300	1,569,111

		2,866,715

Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B	13,400	1,596,610

Banks - 4.0%
BB&T Corp.	16,200	805,464
PNC Financial Services Group, Inc.	11,500	1,659,335
US Bancorp	33,100	1,773,498
Wells Fargo & Co.	17,500	1,061,725

		5,300,022

Beverages - 2.0%
Diageo PLC, ADR	9,100	1,328,873
PepsiCo, Inc.	10,800	1,295,136

		2,624,009

Biotechnology - 0.7%
Amgen, Inc.	5,500	956,450

Capital Markets - 1.8%
CME Group, Inc.	11,000	1,606,550
Northern Trust Corp.	7,400	739,186

		2,345,736

Chemicals - 2.0%
Monsanto Co.	5,000	583,900
Praxair, Inc.	12,800	1,979,904

		2,563,804

Communications Equipment - 1.3%
Cisco Systems, Inc.	45,000	1,723,500

Diversified Telecommunication Services - 1.1%
Verizon Communications, Inc.	26,600	1,407,938

Electric Utilities - 1.2%
Duke Energy Corp.	6,800	571,948
NextEra Energy, Inc.	6,700	1,046,473

		1,618,421

Electrical Equipment - 0.8%
Emerson Electric Co.	15,500	1,080,195

Electronic Equipment, Instruments & Components - 0.9%
TE Connectivity, Ltd.	12,500	1,188,000

Energy Equipment & Services - 1.0%
Schlumberger, Ltd.	19,600	1,320,844

Food Products - 1.1%
Nestle SA, ADR	16,900	1,452,893

Health Care Equipment & Supplies - 1.0%
Medtronic PLC	15,500	1,251,625

Hotels, Restaurants & Leisure - 1.5%
Carnival Corp.	17,000	1,128,290
McDonald’s Corp.	5,100	877,812

		2,006,102

Household Products - 0.9%
Procter & Gamble Co.	12,900	1,185,252

Industrial Conglomerates - 0.5%
3M Co.	3,000	706,110

	Shares	Value
COMMON STOCKS (continued)
Insurance - 1.5%
Chubb, Ltd.	5,500	$ 803,715
Travelers Cos., Inc.	8,800	1,193,632

		1,997,347

IT Services - 1.4%
Accenture PLC, Class A	7,900	1,209,411
Automatic Data Processing, Inc.	5,100	597,669

		1,807,080

Machinery - 0.8%
Caterpillar, Inc.	6,500	1,024,270

Multi-Utilities - 0.5%
Dominion Energy, Inc.	8,400	680,904

Oil, Gas & Consumable Fuels - 2.0%
Chevron Corp.	8,900	1,114,191
Exxon Mobil Corp.	17,500	1,463,700

		2,577,891

Pharmaceuticals - 4.1%
Johnson & Johnson	12,900	1,802,388
Merck & Co., Inc.	17,000	956,590
Novartis AG, ADR	15,700	1,318,172
Pfizer, Inc.	36,500	1,322,030

		5,399,180

Road & Rail - 0.7%
Union Pacific Corp.	6,400	858,240

Semiconductors & Semiconductor Equipment - 1.9%
Analog Devices, Inc.	7,000	623,210
Texas Instruments, Inc.	8,800	919,072
Xilinx, Inc.	14,800	997,816

		2,540,098

Software - 1.4%
Microsoft Corp.	22,000	1,881,880

Specialty Retail - 1.1%
Home Depot, Inc.	7,700	1,459,381

Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.	5,300	896,919

Trading Companies & Distributors - 1.0%
Fastenal Co.	25,000	1,367,250

Total Common Stocks (Cost $41,460,398)		55,684,666

	Principal	Value
ASSET-BACKED SECURITIES - 1.5%
CarMax Auto Owner Trust
Series 2014-1, Class B,
1.69%, 08/15/2019	$ 100,000	99,958
Series 2017-1, Class A2,
1.54%, 02/18/2020	134,627	134,449
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 1.78% (A), 01/18/2022	300,000	301,068
Dell Equipment Finance Trust Series 2017-2, Class A2A, 1.97%, 02/24/2020 (B)	250,000	249,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Enterprise Fleet Financing LLC
Series 2015-2, Class A3,
2.09%, 02/22/2021 (B)	$ 240,000	$ 239,914
Series 2017-3, Class A2,
2.13%, 05/22/2023 (B)	500,000	499,113
Santander Drive Auto Receivables Trust
Series 2013-5, Class D,
2.73%, 10/15/2019	74,777	74,981
Series 2014-5, Class C,
2.46%, 06/15/2020	364,255	364,874

Total Asset-Backed Securities (Cost $1,966,345)		1,963,858

CORPORATE DEBT SECURITIES - 22.3%
Aerospace & Defense - 0.3%
Harris Corp. 5.05%, 04/27/2045	250,000	294,031
Northrop Grumman Corp. 2.93%, 01/15/2025	100,000	99,406

		393,437

Banks - 3.2%
Bank of America Corp.
Fixed until 07/21/2022, 2.82% (A), 07/21/2023, MTN	250,000	249,512
Fixed until 10/01/2024, 3.09% (A), 10/01/2025, MTN	300,000	299,312
Bank of Montreal 1.90%, 08/27/2021, MTN	250,000	244,734
Fifth Third Bancorp 2.30%, 03/01/2019	300,000	300,244
Huntington National Bank 2.20%, 04/01/2019	400,000	399,933
JPMorgan Chase & Co.
2.97%, 01/15/2023	250,000	252,096
3.13%, 01/23/2025	400,000	402,206
KeyCorp 5.10%, 03/24/2021, MTN	750,000	808,256
PNC Bank NA 2.45%, 07/28/2022	250,000	247,897
Regions Financial Corp.
2.75%, 08/14/2022	300,000	299,056
3.20%, 02/08/2021	250,000	254,365
US Bancorp 1.95%, 11/15/2018, MTN	500,000	500,050

		4,257,661

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 4.90%, 02/01/2046	225,000	260,772
Coca-Cola Co. 2.45%, 11/01/2020	500,000	503,651

		764,423

Capital Markets - 0.9%
Cboe Global Markets, Inc. 3.65%, 01/12/2027	175,000	180,245
Goldman Sachs Group, Inc. Fixed until 09/29/2024, 3.27% (A), 09/29/2025	350,000	348,590

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Intercontinental Exchange, Inc. 2.35%, 09/15/2022	$ 200,000	$ 198,520
Morgan Stanley
3.88%, 01/27/2026, MTN	100,000	104,237
4.30%, 01/27/2045	250,000	269,644
Nasdaq, Inc. 3.85%, 06/30/2026	50,000	51,340

		1,152,576

Communications Equipment - 0.3%
Cisco Systems, Inc. 2.20%, 02/28/2021	325,000	323,969

Consumer Finance - 1.5%
American Express Co. 2.50%, 08/01/2022	500,000	493,965
Capital One Financial Corp.
2.45%, 04/24/2019	200,000	200,467
3.30%, 10/30/2024	200,000	198,950
Ford Motor Credit Co. LLC 2.94%, 01/08/2019, MTN	250,000	251,561
General Motors Financial Co., Inc. 3.20%, 07/06/2021	300,000	302,928
Synchrony Financial
3.70%, 08/04/2026	250,000	246,480
3.75%, 08/15/2021	250,000	256,353

		1,950,704

Diversified Financial Services - 0.1%
Berkshire Hathaway, Inc. 3.13%, 03/15/2026	100,000	101,131
Brookfield Finance, Inc. 4.25%, 06/02/2026	85,000	87,733

		188,864

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
3.00%, 02/15/2022	400,000	400,816
4.75%, 05/15/2046	75,000	73,353
5.15%, 02/14/2050	125,000	126,558
Verizon Communications, Inc.
4.40%, 11/01/2034	300,000	305,712
5.15%, 09/15/2023	675,000	751,035

		1,657,474

Electric Utilities - 0.2%
Duke Energy Corp. 3.75%, 09/01/2046	250,000	247,228

Electrical Equipment - 0.1%
Emerson Electric Co. 5.00%, 04/15/2019	175,000	180,966

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 4.00%, 12/21/2025 (B)	300,000	315,252

Equity Real Estate Investment Trusts - 1.5%
Boston Properties, LP 2.75%, 10/01/2026	500,000	471,681
Brixmor Operating Partnership, LP 3.65%, 06/15/2024	250,000	248,694
Simon Property Group, LP 3.38%, 03/15/2022	750,000	769,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
SL Green Operating Partnership, LP 3.25%, 10/15/2022	$ 200,000	$ 199,233
Welltower, Inc. 4.50%, 01/15/2024	200,000	213,719

		1,903,125

Food & Staples Retailing - 0.8%
CVS Health Corp. 5.13%, 07/20/2045	250,000	286,524
Wal-Mart Stores, Inc. 3.25%, 10/25/2020	400,000	412,099
Walgreens Boots Alliance, Inc.
3.45%, 06/01/2026	250,000	247,214
4.50%, 11/18/2034	155,000	161,846

		1,107,683

Food Products - 0.3%
Bunge, Ltd. Finance Corp. 3.25%, 08/15/2026	250,000	238,917
Tyson Foods, Inc. 3.55%, 06/02/2027	150,000	153,594

		392,511

Health Care Providers & Services - 0.8%
Humana, Inc. 2.50%, 12/15/2020	250,000	249,809
Laboratory Corp. of America Holdings 3.60%, 09/01/2027	300,000	300,734
UnitedHealth Group, Inc. 2.88%, 03/15/2023	500,000	505,745

		1,056,288

Hotels, Restaurants & Leisure - 0.4%
Marriott International, Inc. 3.13%, 06/15/2026	250,000	245,913
McDonald’s Corp. 4.88%, 12/09/2045, MTN	250,000	289,612

		535,525

Industrial Conglomerates - 0.2%
Carlisle Cos., Inc. 3.50%, 12/01/2024	200,000	201,580

Insurance - 0.4%
Aflac, Inc. 3.63%, 11/15/2024	300,000	313,800
Marsh & McLennan Cos., Inc. 2.55%, 10/15/2018, MTN	225,000	225,816

		539,616

Internet & Direct Marketing Retail - 0.3%
Amazon.com, Inc. 2.80%, 08/22/2024 (B)	150,000	149,544
Priceline Group, Inc. 3.60%, 06/01/2026	250,000	251,071

		400,615

IT Services - 0.5%
Broadridge Financial Solutions, Inc. 3.40%, 06/27/2026	250,000	247,954
Fidelity National Information Services, Inc. 3.00%, 08/15/2026	175,000	169,149

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services (continued)
Fiserv, Inc. 2.70%, 06/01/2020	$ 250,000	$ 251,562

		668,665

Machinery - 0.4%
Caterpillar, Inc. 3.90%, 05/27/2021	500,000	525,815

Media - 1.2%
Comcast Corp. 5.15%, 03/01/2020	475,000	503,416
Discovery Communications LLC 5.00%, 09/20/2037	250,000	259,023
Omnicom Group, Inc. 3.60%, 04/15/2026	300,000	303,503
Time Warner, Inc. 4.75%, 03/29/2021	500,000	532,201

		1,598,143

Multiline Retail - 0.4%
Target Corp. 2.90%, 01/15/2022	500,000	509,592

Oil, Gas & Consumable Fuels - 2.2%
Andeavor 3.80%, 04/01/2028	300,000	300,717
BP Capital Markets PLC 3.12%, 05/04/2026	200,000	202,145
ConocoPhillips Co. 4.15%, 11/15/2034	500,000	531,278
Enterprise Products Operating LLC
3.75%, 02/15/2025	300,000	309,329
5.20%, 09/01/2020	300,000	320,529
Exxon Mobil Corp. 4.11%, 03/01/2046	225,000	251,828
Marathon Oil Corp. 2.70%, 06/01/2020	250,000	250,035
Phillips 66 4.65%, 11/15/2034	400,000	438,260
Valero Energy Corp. 6.63%, 06/15/2037	250,000	329,479

		2,933,600

Pharmaceuticals - 0.4%
Allergan Funding SCS 4.75%, 03/15/2045	150,000	159,684
Shire Acquisitions Investments Ireland DAC 1.90%, 09/23/2019	200,000	198,189
Zoetis, Inc. 3.00%, 09/12/2027	200,000	195,367

		553,240

Road & Rail - 0.3%
Norfolk Southern Corp. 3.25%, 12/01/2021	400,000	409,873

Semiconductors & Semiconductor Equipment - 1.1%
Analog Devices, Inc. 5.30%, 12/15/2045	175,000	207,988
Intel Corp.
3.30%, 10/01/2021	925,000	959,265
3.73%, 12/08/2047 (B)	272,000	282,455

		1,449,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software - 1.4%
Activision Blizzard, Inc. 3.40%, 06/15/2027	$ 100,000	$ 100,704
Autodesk, Inc. 4.38%, 06/15/2025	250,000	262,339
Citrix Systems, Inc. 4.50%, 12/01/2027	130,000	131,937
Microsoft Corp.
1.55%, 08/08/2021	250,000	243,418
3.00%, 10/01/2020	400,000	409,171
Oracle Corp. 4.00%, 07/15/2046	325,000	345,803
VMware, Inc. 3.90%, 08/21/2027	300,000	302,844

		1,796,216

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc. 2.40%, 05/03/2023	450,000	445,369
Dell International LLC / EMC Corp. 8.35%, 07/15/2046 (B)	75,000	96,641
Hewlett Packard Enterprise Co. 6.35%, 10/15/2045	175,000	185,266

		727,276

Trading Companies & Distributors - 0.4%
Air Lease Corp.
3.63%, 04/01/2027	200,000	199,842
3.75%, 02/01/2022	300,000	309,969

		509,811

Total Corporate Debt Securities (Cost $28,633,825)		29,251,436

MUNICIPAL GOVERNMENT OBLIGATIONS - 2.9%
California - 0.9%
Los Angeles Department of Water & Power Power System Revenue, Revenue Bonds, 6.17%, 07/01/2040	250,000	273,573
Palomar Community College District, General Obligation Unlimited, Series B1, 7.19%, 08/01/2045	425,000	481,091
Rancho Water District Financing Authority, Revenue Bonds, Series A, 6.34%, 08/01/2040	350,000	382,410

		1,137,074

Florida - 0.4%
County of Pasco Water & Sewer Revenue, Revenue Bonds, Series B, 6.76%, 10/01/2039	500,000	541,980

Massachusetts - 0.4%
University of Massachusetts Building Authority, Revenue Bonds, 6.57%, 05/01/2039	500,000	529,810

New York - 0.7%
Metropolitan Transportation Authority, Revenue Bonds, 6.55%, 11/15/2031	340,000	445,852

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds, 6.27%, 08/01/2039	$ 500,000	$ 532,385

		978,237

Oregon - 0.2%
Washington County School District No. 1, General Obligation Limited, 4.36%, 06/30/2034	200,000	216,712

Texas - 0.3%
Northside Independent School District, General Obligation Unlimited, Series B, 5.74%, 08/15/2035	325,000	344,100

Total Municipal Government Obligations (Cost $3,884,460)		3,747,913

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.7%
Federal Home Loan Mortgage Corp.
3.00%, 09/01/2042 - 07/01/2045	1,280,350	1,285,857
3.50%, 01/01/2029 - 11/01/2047	1,662,714	1,713,664
4.00%, 09/01/2040 - 03/01/2047	478,728	501,733
4.50%, 02/01/2025 - 09/01/2041	325,202	344,488
5.00%, 10/01/2039	172,284	186,831
5.50%, 01/01/2037	67,035	74,395
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.65%, 08/25/2026	500,000	494,126
3.12%, 06/25/2027	500,000	510,212
Federal Home Loan Mortgage Corp. REMIC 5.00%, 07/15/2036	238,433	258,589
Federal National Mortgage Association
2.39% (A), 03/25/2023	377,035	374,697
3.00%, 05/01/2027 - 03/01/2043	1,952,840	1,979,992
3.50%, 08/01/2026 - 12/01/2045	2,429,555	2,510,583
4.00%, 02/01/2035 - 12/01/2046	1,700,437	1,788,165
4.50%, 03/01/2039 - 07/01/2041	150,728	162,201
5.00%, 07/01/2035	6,515	7,077
Federal National Mortgage Association REMIC 2.50%, 04/25/2040	152,399	152,420
FREMF Mortgage Trust Series 2011-K702, Class B, 4.77% (A), 04/25/2044 (B)	300,000	300,076
Government National Mortgage Association
3.50%, 12/15/2042	129,654	134,421
4.00%, 12/15/2039	14,397	15,034
4.50%, 08/15/2040	11,014	11,636

Total U.S. Government Agency Obligations (Cost $12,967,118)		12,806,197

U.S. GOVERNMENT OBLIGATIONS - 17.4%
U.S. Treasury - 17.4%
U.S. Treasury Bond
2.50%, 02/15/2045	1,000,000	953,320
2.75%, 08/15/2042 - 11/15/2042	1,550,000	1,560,277

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bond (continued)
3.00%, 05/15/2047	$ 500,000	$ 525,684
4.38%, 05/15/2041	400,000	517,516
U.S. Treasury Note
1.38%, 12/31/2018	3,000,000	2,986,758
1.50%, 08/15/2026	2,000,000	1,860,781
1.63%, 08/15/2022	2,000,000	1,953,281
2.00%, 11/15/2021 - 08/15/2025	5,000,000	4,940,976
2.13%, 03/31/2024	1,500,000	1,484,707
3.13%, 05/15/2019 - 05/15/2021	6,000,000	6,137,813

Total U.S. Government Obligations (Cost $22,866,464)		22,921,113

	Principal	Value
REPURCHASE AGREEMENT - 3.6%

Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $4,798,269 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $4,894,706.

	$ 4,797,981	$ 4,797,981

Total Repurchase Agreement (Cost $4,797,981)		4,797,981

Total Investments (Cost $116,576,591)		131,173,164
Net Other Assets (Liabilities) - 0.3%		337,106

Net Assets - 100.0%		$ 131,510,270

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$55,684,666	$—	$—	$55,684,666
Asset-Backed Securities	—	1,963,858	—	1,963,858
Corporate Debt Securities	—	29,251,436	—	29,251,436
Municipal Government Obligations	—	3,747,913	—	3,747,913
U.S. Government Agency Obligations	—	12,806,197	—	12,806,197
U.S. Government Obligations	—	22,921,113	—	22,921,113
Repurchase Agreement	—	4,797,981	—	4,797,981

Total Investments	$55,684,666	$75,488,498	$—	$131,173,164

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $2,132,496, representing 1.6% of the Portfolio’s net assets.
(C)	Rate disclosed reflects the yield at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $111,778,610)	$126,375,183
Repurchase agreement, at value (cost $4,797,981)	4,797,981
Receivables and other assets:
Interest	496,292
Dividends	92,441

Total assets	131,761,897

Liabilities:
Due to custodian	171
Payables and other liabilities:
Shares of beneficial interest redeemed	110,848
Investment management fees	80,804
Distribution and service fees	27,673
Transfer agent costs	434
Trustees, CCO and deferred compensation fees	124
Audit and tax fees	21,510
Custody fees	4,025
Legal fees	1,235
Printing and shareholder reports fees	4,027
Other	776

Total liabilities	251,627

Net assets	$131,510,270

Net assets consist of:
Capital stock ($0.01 par value)	$100,564
Additional paid-in capital	112,172,533
Undistributed (distributions in excess of) net investment income (loss)	1,952,001
Accumulated net realized gain (loss)	2,688,599
Net unrealized appreciation (depreciation) on:
Investments	14,596,573

Net assets	$131,510,270

Shares outstanding	10,056,399

Net asset value and offering price per share	$13.08

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$1,408,564
Interest income	1,794,052
Net income (loss) from securities lending	549
Withholding taxes on foreign income	(8,310)

Total investment income	3,194,855

Expenses:
Investment management fees	920,847
Distribution and service fees	303,590
Transfer agent costs	1,718
Trustees, CCO and deferred compensation fees	3,301
Audit and tax fees	25,190
Custody fees	22,293
Legal fees	8,597
Printing and shareholder reports fees	5,723
Other	3,331

Total expenses	1,294,590

Net investment income (loss)	1,900,265

Net realized gain (loss) on:
Investments	2,879,475

Net change in unrealized appreciation (depreciation) on:
Investments	6,298,411

Net realized and change in unrealized gain (loss)	9,177,886

Net increase (decrease) in net assets resulting from operations	$11,078,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$1,900,265	$1,813,282
Net realized gain (loss)	2,879,475	2,829,126
Net change in unrealized appreciation (depreciation)	6,298,411	2,884,244

Net increase (decrease) in net assets resulting from operations	11,078,151	7,526,652

Dividends and/or distributions to shareholders:
Net investment income	(1,966,983)	(1,498,483)
Net realized gains	(2,799,816)	(733,575)

Total dividends and/or distributions to shareholders	(4,766,799)	(2,232,058)

Capital share transactions:
Proceeds from shares sold	11,774,252	6,357,405
Dividends and/or distributions reinvested	4,766,799	2,232,058
Cost of shares redeemed	(7,328,578)	(7,630,896)

Net increase (decrease) in net assets resulting from capital share transactions	9,212,473	958,567

Net increase (decrease) in net assets	15,523,825	6,253,161

Net assets:
Beginning of year	115,986,445	109,733,284

End of year	$131,510,270	$115,986,445

Undistributed (distributions in excess of) net investment income (loss)	$1,952,001	$1,919,865

Capital share transactions - shares:
Shares issued	918,083	518,466
Shares reinvested	381,955	178,708
Shares redeemed	(573,279)	(622,030)

Net increase (decrease) in shares outstanding	726,759	75,144

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.43	$11.86		$12.20	$11.74	$10.79

Investment operations:
Net investment income (loss) (A)	0.20	0.20	(B)	0.16	0.13	0.11
Net realized and unrealized gain (loss)	0.96	0.61		(0.15)	0.55	0.88

Total investment operations	1.16	0.81		0.01	0.68	0.99

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.16)		(0.12)	(0.08)	(0.04)
Net realized gains	(0.30)	(0.08)		(0.23)	(0.14)	(0.00	)(C)

Total dividends and/or distributions to shareholders	(0.51)	(0.24)		(0.35)	(0.22)	(0.04)

Net asset value, end of year	$13.08	$12.43		$11.86	$12.20	$11.74

Total return (D)	9.52%	6.84%		0.15%	5.81%	9.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$131,510	$115,986		$109,733	$105,561	$86,054
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.07%	1.09%		1.09%	1.09%	1.11%
Including waiver and/or reimbursement and recapture	1.07%	1.08	%(B)	1.09%	1.09%	1.11%
Net investment income (loss) to average net assets	1.56%	1.60	%(B)	1.33%	1.12%	0.94%
Portfolio turnover rate	25%	29%		18%	19%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Madison Diversified Income VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: Throughout the year, the Portfolios may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads,

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Breakpoints	Rate
Effective August 1, 2017
First $500 million	0.73%
Over $500 million up to $1 billion	0.70%
Over $1 billion	0.68%
Prior to August 1, 2017
Portfolio Level	0.78%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.21%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.01%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	99.17%	99.17%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 20,839,301	$ 13,095,235	$ 19,893,341	$ 8,777,658

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to paydown gain/loss. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 98,854	$ (98,854)

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 116,589,384	$ 15,441,337	$ (857,557)	$ 14,583,780

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,235,548	$ 2,531,251	$ —	$ 1,498,483	$ 733,575	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,977,060	$ 2,676,333	$ —	$ —	$ —	$ 14,583,780

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Madison Diversified Income VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Madison Diversified Income VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Madison Diversified Income VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Madison Diversified Income VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $2,531,251 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

MARKET ENVIRONMENT

For US investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the US dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P MidCap 400® generating a 16.23% return, and the S&P SmallCap 600® generating a 13.15% return. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years. The Sharpe Ratio is a measure of the excess return (return over cash) per unit of risk (standard deviation) in an investment strategy.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings ratio of the S&P 500® finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Managed Risk – Balanced ETF VP, Initial Class returned 13.72%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Balanced ETF VP Blended Benchmark, returned 3.54% and 13.00%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following composite benchmark: 34% MSCI US Broad Market Index, 16% FTSE All World Ex-US Index, and 50% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the fund experiences, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries. In August 2017, the Portfolio has updated its strategy to include a new type of investment: managed risk equity as represented by the DeltaShares® ETFs. The Portfolio aims to allocate a portion of its assets to a mix of DeltaShares® positions which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio outperformed its benchmark in 2017 primarily due to higher equity allocation as compared to the benchmark.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	41.0%
U.S. Fixed Income Funds	39.6
International Equity Funds	18.7
Repurchase Agreement	0.8
Securities Lending Collateral	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	13.72%	6.40%	5.08%	05/01/2008
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.94%
Transamerica Managed Risk - Balanced ETF VP Blended Benchmark (A) (B) (C) (D)	13.00%	7.57%	6.08%
Service Class	13.44%	6.14%	4.83%	05/01/2008

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Balanced ETF VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 34% MSCI U.S. Broad Market Index, and 16% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,067.00	$1.67	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,065.30	2.97	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 18.7%
DeltaShares® S&P International Managed Risk ETF (A)	2,469,379	$ 131,296,882
Vanguard FTSE Developed Markets ETF	19,681,019	882,890,512
Vanguard FTSE Emerging Markets ETF	4,520,100	207,517,791

		1,221,705,185

U.S. Equity Funds - 41.0%
DeltaShares® S&P 400 Managed Risk ETF (A)	1,291,019	69,560,103
DeltaShares® S&P 500 Managed Risk ETF (A)	4,096,568	221,747,226
DeltaShares® S&P 600 Managed Risk ETF (A)	563,534	30,397,024
iShares Core S&P Total US Stock Market ETF (B)	10,134,417	619,618,255
Schwab U.S. Broad Market ETF	9,561,971	616,938,369
Vanguard Total Stock Market ETF	8,196,855	1,125,018,349

		2,683,279,326

U.S. Fixed Income Funds - 39.6%
iShares Core U.S. Aggregate Bond ETF	6,373,673	696,833,669
Vanguard Total Bond Market ETF	23,153,329	1,888,617,047

		2,585,450,716

Total Exchange-Traded Funds (Cost $5,916,620,985)		6,490,435,227

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (D)	25,000	$ 25,000

Total Securities Lending Collateral (Cost $25,000)		25,000

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $50,178,625 on 01/02/2018. Collateralized by U.S. Government Obligations, 1.25%, due 11/30/2018 - 12/15/2018, and with a total value of $51,182,059.	$ 50,175,614	50,175,614

Total Repurchase Agreement (Cost $50,175,614)		50,175,614

Total Investments (Cost $5,966,821,599)		6,540,635,841
Net Other Assets (Liabilities) - (0.1)%		(6,761,455)

Net Assets - 100.0%		$ 6,533,874,386

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$6,490,435,227	$—	$—	$6,490,435,227
Securities Lending Collateral	25,000	—	—	25,000
Repurchase Agreement	—	50,175,614	—	50,175,614

Total Investments	$6,490,460,227	$50,175,614	$—	$6,540,635,841

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Issuer is affiliated with the Portfolio’s investment manager.
(B)	All or a portion of the security is on loan. The value of the security on loan is $24,456. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.01% or (0.01)%.
(D)	Rates disclosed reflect the yields at December 31, 2017.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $419,877,562)	$453,001,235
Unaffiliated investments, at value (cost $5,496,768,423) (including securities loaned of $24,456)	6,037,458,992
Repurchase agreement, at value (cost $50,175,614)	50,175,614
Cash	1,093,123
Receivables and other assets:
Shares of beneficial interest sold	55,607
Interest	2,258
Net income from securities lending	6,411

Total assets	6,541,793,240

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	896,223
Investments purchased	3,630,921
Investment management fees	1,664,355
Distribution and service fees	1,382,387
Transfer agent costs	22,719
Trustees, CCO and deferred compensation fees	5,816
Audit and tax fees	61,300
Custody fees	12,737
Legal fees	65,497
Printing and shareholder reports fees	111,023
Other	40,876
Collateral for securities on loan	25,000

Total liabilities	7,918,854

Net assets	$6,533,874,386

Net assets consist of:
Capital stock ($0.01 par value)	$5,273,798
Additional paid-in capital	5,927,372,932
Undistributed (distributions in excess of) net investment income (loss)	105,565,503
Accumulated net realized gain (loss)	(78,152,089)
Net unrealized appreciation (depreciation) on:
Affiliated investments	33,123,673
Unaffiliated investments	540,690,569

Net assets	$6,533,874,386

Net assets by class:
Initial Class	$3,234,696
Service Class	6,530,639,690

Shares outstanding:
Initial Class	257,747
Service Class	527,122,006

Net asset value and offering price per share:
Initial Class	$12.55
Service Class	12.39

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$2,885,652
Dividend income from unaffiliated investments	138,486,236
Interest income from unaffiliated investments	50,295
Net income (loss) from securities lending	339,111

Total investment income	141,761,294

Expenses:
Investment management fees	19,080,180
Distribution and service fees:
Service Class	15,843,984
Transfer agent costs	90,485
Trustees, CCO and deferred compensation fees	171,688
Audit and tax fees	120,815
Custody fees	69,446
Legal fees	451,776
Printing and shareholder reports fees	108,607
Other	175,902

Total expenses	36,112,883

Net investment income (loss)	105,648,411

Net realized gain (loss) on:
Unaffiliated investments	218,099,857
Distributions received from affiliated investments	80,762
Distributions received from unaffiliated investments	868,908

Net realized gain (loss)	219,049,527

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	33,123,673
Unaffiliated investments	441,150,651

Net change in unrealized appreciation (depreciation)	474,274,324

Net realized and change in unrealized gain (loss)	693,323,851

Net increase (decrease) in net assets resulting from operations	$798,972,262

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$105,648,411	$106,615,518
Net realized gain (loss)	219,049,527	(237,747,418)
Net change in unrealized appreciation (depreciation)	474,274,324	353,280,586

Net increase (decrease) in net assets resulting from operations	798,972,262	222,148,686

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(53,423)	(45,881)
Service Class	(106,565,788)	(99,905,033)

Total dividends and/or distributions from net investment income	(106,619,211)	(99,950,914)

Net realized gains:
Initial Class	—	(19,726)
Service Class	—	(49,025,450)

Total dividends and/or distributions from net realized gains	—	(49,045,176)

Total dividends and/or distributions to shareholders	(106,619,211)	(148,996,090)

Capital share transactions:
Proceeds from shares sold:
Initial Class	724,370	560,592
Service Class	26,783,640	151,346,349

	27,508,010	151,906,941

Dividends and/or distributions reinvested:
Initial Class	53,423	65,607
Service Class	106,565,788	148,930,483

	106,619,211	148,996,090

Cost of shares redeemed:
Initial Class	(431,821)	(397,566)
Service Class	(416,527,196)	(191,937,610)

	(416,959,017)	(192,335,176)

Net increase (decrease) in net assets resulting from capital share transactions	(282,831,796)	108,567,855

Net increase (decrease) in net assets	409,521,255	181,720,451

Net assets:
Beginning of year	6,124,353,131	5,942,632,680

End of year	$6,533,874,386	$6,124,353,131

Undistributed (distributions in excess of) net investment income (loss)	$105,565,503	$106,536,303

Capital share transactions - shares:
Shares issued:
Initial Class	60,713	50,494
Service Class	2,291,823	13,848,613

	2,352,536	13,899,107

Shares reinvested:
Initial Class	4,512	5,806
Service Class	9,108,187	13,333,078

	9,112,699	13,338,884

Shares redeemed:
Initial Class	(36,082)	(35,789)
Service Class	(35,361,746)	(17,376,312)

	(35,397,828)	(17,412,101)

Net increase (decrease) in shares outstanding:
Initial Class	29,143	20,511
Service Class	(23,961,736)	9,805,379

	(23,932,593)	9,825,890

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.25	$11.11		$11.92	$11.82	$10.85

Investment operations:
Net investment income (loss) (A) (B)	0.23	0.23	(C)	0.23	0.24	0.20
Net realized and unrealized gain (loss)	1.30	0.21		(0.41)	0.32	1.06

Total investment operations	1.53	0.44		(0.18)	0.56	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.21)		(0.17)	(0.12)	(0.14)
Net realized gains	—	(0.09)		(0.46)	(0.34)	(0.15)

Total dividends and/or distributions to shareholders	(0.23)	(0.30)		(0.63)	(0.46)	(0.29)

Net asset value, end of year	$12.55	$11.25		$11.11	$11.92	$11.82

Total return (D)	13.72%	3.94%		(1.50)%	4.81%	11.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,235	$2,571		$2,311	$2,449	$2,818
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%		0.33%	0.33%	0.34%
Including waiver and/or reimbursement and recapture	0.32%	0.32	%(C)	0.33%	0.33%	0.34%
Net investment income (loss) to average net assets (B)	1.94%	2.04	%(C)	1.95%	2.00%	1.73%
Portfolio turnover rate (F)	25%	65%		74%	164%	88%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.11	$10.97		$11.79	$11.71	$10.77

Investment operations:
Net investment income (loss) (A) (B)	0.20	0.19	(C)	0.20	0.23	0.20
Net realized and unrealized gain (loss)	1.28	0.22		(0.41)	0.30	1.01

Total investment operations	1.48	0.41		(0.21)	0.53	1.21

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.18)		(0.15)	(0.11)	(0.12)
Net realized gains	—	(0.09)		(0.46)	(0.34)	(0.15)

Total dividends and/or distributions to shareholders	(0.20)	(0.27)		(0.61)	(0.45)	(0.27)

Net asset value, end of year	$12.39	$11.11		$10.97	$11.79	$11.71

Total return (D)	13.44%	3.75%		(1.77)%	4.55%	11.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,530,639	$6,121,782		$5,940,322	$4,878,563	$2,882,837
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%		0.58%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.57	%(C)	0.58%	0.58%	0.59%
Net investment income (loss) to average net assets (B)	1.67%	1.76	%(C)	1.77%	1.94%	1.75%
Portfolio turnover rate (F)	25%	65%		74%	164%	88%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$25,000	$—	$—	$—	$25,000
Total Borrowings	$25,000	$—	$—	$—	$25,000

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$—	$63,610,442	$—	$—	$5,949,661	$69,560,103	1,291,019	$405,186	$20,171
DeltaShares® S&P 500 Managed Risk ETF	—	205,100,002	—	—	16,647,224	221,747,226	4,096,568	1,434,115	36,320
DeltaShares® S&P 600 Managed Risk ETF	—	27,503,333	—	—	2,893,691	30,397,024	563,534	206,219	9,321
DeltaShares® S&P International Managed Risk ETF	—	123,663,785	—	—	7,633,097	131,296,882	2,469,379	840,132	14,950

Total	$—	$419,877,562	$—	$—	$33,123,673	$453,001,235	8,420,500	$2,885,652	$80,762

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective October 1, 2017
First $50 million	0.33%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%
Prior to October 1, 2017
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.37%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.51%	97.51%
Service Class	1	92.60%	92.60%

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,559,394,946	$ 1,847,025,620

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 5,996,255,103	$ 579,019,144	$ (34,638,406)	$ 544,380,738

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 48,718,585	$ —

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $207,577,241.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 106,619,211	$ —	$ —	$ 147,015,305	$ 1,980,785	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 105,567,260	$ —	$ (48,718,585)	$ —	$ (1,757)	$ 544,380,738

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Balanced ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Balanced ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Managed Risk – Balanced ETF VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Balanced ETF VP

SUPPLEMENTAL TAX INFORMATION (unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 26,868,706	$ 1,914,375

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

MARKET ENVIRONMENT

For US investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the US dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P MidCap 400® generating a 16.23% return, and the S&P SmallCap 600® generating a 13.15% return. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years. The Sharpe Ratio is a measure of the excess return (return over cash) per unit of risk (standard deviation) in an investment strategy.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings ratio of the S&P 500® finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Managed Risk – Conservative ETF VP, Initial Class returned 11.30%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Aggregate Bond Index and the Transamerica Managed Risk – Conservative ETF VP Blended Benchmark, returned 3.54% and 10.02%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic Exchange-Traded Funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following composite benchmark: 25% MSCI US Broad Market Index, 10% FTSE All World Ex-US Index, and 65% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries. In August 2017, the Portfolio updated its strategy to include a new type of investment: managed risk equity as represented by the DeltaShares® ETFs. The Portfolio aims to allocate a portion of its assets to a mix of DeltaShares® positions which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio outperformed its benchmark in 2017 primarily due to higher equity allocation compared to the benchmark.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	49.5%
U.S. Equity Funds	35.9
International Equity Funds	13.9
Repurchase Agreement	0.8
Securities Lending Collateral	0.2
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.30%	5.61%	5.90%	11/19/2009
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.45%
Transamerica Managed Risk - Conservative ETF VP Blended Benchmark (A) (B) (C) (D)	10.02%	6.02%	6.51%
Service Class	11.03%	5.35%	5.65%	11/19/2009

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Managed Risk – Conservative ETF VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% MSCI U.S. Broad Market Index, and 10% FTSE All-World Index ex-U.S.

(C) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,058.30	$1.71	$1,023.50	$1.68	0.33%
Service Class	1,000.00	1,057.00	3.01	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.3%
International Equity Funds - 13.9%
DeltaShares® S&P International Managed Risk ETF (A)	205,676	$ 10,935,793
Vanguard FTSE Developed Markets ETF (B)	1,996,044	89,542,534
Vanguard FTSE Emerging Markets ETF	442,228	20,302,687

		120,781,014

U.S. Equity Funds - 35.9%
DeltaShares® S&P 400 Managed Risk ETF (A) (B)	123,824	6,671,637
DeltaShares® S&P 500 Managed Risk ETF (A) (B)	397,473	21,515,213
DeltaShares® S&P 600 Managed Risk ETF (A) (B)	55,329	2,984,446
iShares Core S&P Total US Stock Market ETF	1,333,772	81,546,820
Schwab U.S. Broad Market ETF	1,266,811	81,734,646
Vanguard Total Stock Market ETF	847,910	116,375,648

		310,828,410

U.S. Fixed Income Funds - 49.5%
iShares Core U.S. Aggregate Bond ETF	995,626	108,851,791
Schwab U.S. Aggregate Bond ETF (B)	1,157,556	60,239,214
Vanguard Total Bond Market ETF	3,187,212	259,980,883

		429,071,888

Total Exchange-Traded Funds (Cost $801,286,709)		860,681,312

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	1,903,200	$ 1,903,200

Total Securities Lending Collateral (Cost $1,903,200)		1,903,200

	Principal	Value
REPURCHASE AGREEMENT - 0.8%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $6,748,041 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 12/15/2018, and with a value of $6,886,971.	$ 6,747,637	6,747,637

Total Repurchase Agreement (Cost $6,747,637)		6,747,637

Total Investments (Cost $809,937,546)		869,332,149
Net Other Assets (Liabilities) - (0.3)%		(2,903,343)

Net Assets - 100.0%		$ 866,428,806

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$860,681,312	$—	$—	$860,681,312
Securities Lending Collateral	1,903,200	—	—	1,903,200
Repurchase Agreement	—	6,747,637	—	6,747,637

Total Investments	$862,584,512	$6,747,637	$—	$869,332,149

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Issuer is affiliated with the Portfolio’s investment manager.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,858,889. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $39,001,362)	$42,107,090
Unaffiliated investments, at value (cost $764,188,547) (including securities loaned of $1,858,889)	820,477,422
Repurchase agreement, at value (cost $6,747,637)	6,747,637
Cash	140,625
Receivables and other assets:
Shares of beneficial interest sold	6,969
Interest	304
Dividends	116,913
Net income from securities lending	4,036

Total assets	869,600,996

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	17,859
Investments purchased	779,791
Investment management fees	225,065
Distribution and service fees	183,658
Transfer agent costs	3,080
Trustees, CCO and deferred compensation fees	814
Audit and tax fees	18,503
Custody fees	3,008
Legal fees	9,069
Printing and shareholder reports fees	22,523
Other	5,620
Collateral for securities on loan	1,903,200

Total liabilities	3,172,190

Net assets	$866,428,806

Net assets consist of:
Capital stock ($0.01 par value)	$680,077
Additional paid-in capital	788,350,301
Undistributed (distributions in excess of) net investment income (loss)	14,663,214
Accumulated net realized gain (loss)	3,340,611
Net unrealized appreciation (depreciation) on:
Affiliated investments	3,105,728
Unaffiliated investments	56,288,875

Net assets	$866,428,806

Net assets by class:
Initial Class	$13,839
Service Class	866,414,967

Shares outstanding:
Initial Class	1,076
Service Class	68,006,671

Net asset value and offering price per share:
Initial Class	$12.86
Service Class	12.74

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$268,230
Dividend income from unaffiliated investments	19,323,174
Interest income from unaffiliated investments	6,271
Net income (loss) from securities lending	124,638

Total investment income	19,722,313

Expenses:
Investment management fees	2,651,055
Distribution and service fees:
Service Class	2,160,230
Transfer agent costs	12,384
Trustees, CCO and deferred compensation fees	23,256
Audit and tax fees	28,948
Custody fees	18,540
Legal fees	61,899
Printing and shareholder reports fees	23,512
Other	24,296

Total expenses	5,004,120

Net investment income (loss)	14,718,193

Net realized gain (loss) on:
Unaffiliated investments	18,248,886
Distributions received from affiliated investments	7,619
Distributions received from unaffiliated investments	118,696

Net realized gain (loss)	18,375,201

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,105,728
Unaffiliated investments	53,950,758

Net change in unrealized appreciation (depreciation)	57,056,486

Net realized and change in unrealized gain (loss)	75,431,687

Net increase (decrease) in net assets resulting from operations	$90,149,880

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$14,718,193	$15,710,754
Net realized gain (loss)	18,375,201	(6,870,287)
Net change in unrealized appreciation (depreciation)	57,056,486	25,532,409

Net increase (decrease) in net assets resulting from operations	90,149,880	34,372,876

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(271)	(222)
Service Class	(15,758,011)	(14,120,138)

Total dividends and/or distributions from net investment income	(15,758,282)	(14,120,360)

Net realized gains:
Initial Class	—	(109)
Service Class	—	(7,902,783)

Total dividends and/or distributions from net realized gains	—	(7,902,892)

Total dividends and/or distributions to shareholders	(15,758,282)	(22,023,252)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,142	1,085
Service Class	17,545,243	80,889,077

	17,546,385	80,890,162

Dividends and/or distributions reinvested:
Initial Class	271	331
Service Class	15,758,011	22,022,921

	15,758,282	22,023,252

Cost of shares redeemed:
Initial Class	(1,151)	(1,091)
Service Class	(111,646,363)	(68,670,898)

	(111,647,514)	(68,671,989)

Net increase (decrease) in net assets resulting from capital share transactions	(78,342,847)	34,241,425

Net increase (decrease) in net assets	(3,951,249)	46,591,049

Net assets:
Beginning of year	870,380,055	823,789,006

End of year	$866,428,806	$870,380,055

Undistributed (distributions in excess of) net investment income (loss)	$14,663,214	$15,703,303

Capital share transactions - shares:
Shares issued:
Initial Class	93	91
Service Class	1,445,609	6,885,931

	1,445,702	6,886,022

Shares reinvested:
Initial Class	22	28
Service Class	1,299,094	1,852,222

	1,299,116	1,852,250

Shares redeemed:
Initial Class	(94)	(92)
Service Class	(9,164,677)	(5,860,950)

	(9,164,771)	(5,861,042)

Net increase (decrease) in shares outstanding:
Initial Class	21	27
Service Class	(6,419,974)	2,877,203

	(6,419,953)	2,877,230

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.80	$11.61		$12.41	$12.30	$11.76

Investment operations:
Net investment income (loss) (A) (B)	0.25	0.24	(C)	0.24	0.26	0.23
Net realized and unrealized gain (loss)	1.07	0.28		(0.29)	0.41	0.65

Total investment operations	1.32	0.52		(0.05)	0.67	0.88

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.22)		(0.21)	(0.18)	(0.17)
Net realized gains	—	(0.11)		(0.54)	(0.38)	(0.17)

Total dividends and/or distributions to shareholders	(0.26)	(0.33)		(0.75)	(0.56)	(0.34)

Net asset value, end of year	$12.86	$11.80		$11.61	$12.41	$12.30

Total return (D)	11.30%	4.36%		(0.40)%	5.48%	7.67%

Ratio and supplemental data:
Net assets end of year (000’s)	$14	$12		$12	$12	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.33%	0.32%		0.34%	0.35%	0.35%
Including waiver and/or reimbursement and recapture	0.33%	0.32	%(C)	0.34%	0.35%	0.35%
Net investment income (loss) to average net assets (B)	1.97%	2.06	%(C)	1.98%	2.08%	1.88%
Portfolio turnover rate (F)	28%	21%		38%	96%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.69	$11.51		$12.32	$12.22	$11.69

Investment operations:
Net investment income (loss) (A) (B)	0.21	0.21	(C)	0.21	0.23	0.20
Net realized and unrealized gain (loss)	1.07	0.27		(0.30)	0.41	0.65

Total investment operations	1.28	0.48		(0.09)	0.64	0.85

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.19)		(0.18)	(0.16)	(0.15)
Net realized gains	—	(0.11)		(0.54)	(0.38)	(0.17)

Total dividends and/or distributions to shareholders	(0.23)	(0.30)		(0.72)	(0.54)	(0.32)

Net asset value, end of year	$12.74	$11.69		$11.51	$12.32	$12.22

Total return (D)	11.03%	4.08%		(0.69)%	5.24%	7.47%

Ratio and supplemental data:
Net assets end of year (000’s)	$866,415	$870,368		$823,777	$755,641	$573,898
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.57%		0.59%	0.59%	0.60%
Including waiver and/or reimbursement and recapture	0.58%	0.57	%(C)	0.59%	0.59%	0.60%
Net investment income (loss) to average net assets (B)	1.70%	1.80	%(C)	1.74%	1.89%	1.66%
Portfolio turnover rate (F)	28%	21%		38%	96%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,903,200	$—	$—	$—	$1,903,200
Total Borrowings	$1,903,200	$—	$—	$—	$1,903,200

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$—	$6,100,994	$—	$—	$570,643	$6,671,637	123,824	$38,862	$1,935
DeltaShares® S&P 500 Managed Risk ETF	—	19,900,002	—	—	1,615,211	21,515,213	397,473	139,146	3,524
DeltaShares® S&P 600 Managed Risk ETF	—	2,700,337	—	—	284,109	2,984,446	55,329	20,247	915
DeltaShares® S&P International Managed Risk ETF	—	10,300,028	—	—	635,765	10,935,793	205,676	69,975	1,245

Total	$—	$39,001,361	$—	$—	$3,105,728	$42,107,089	782,302	$268,230	$7,619

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective October 1, 2017
First $50 million	0.33%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%
Prior to October 1, 2017
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.37%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 177,058	$ 432,474	$ 62,121

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	99.13%	99.13%
Service Class	2	99.44%	99.44%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 241,544,233	$ 320,966,380

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 811,982,422	$ 62,248,167	$ (4,898,440)	$ 57,349,727

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains.

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $11,238,325.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,758,282	$ —	$ —	$ 19,693,589	$ 2,329,663	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 14,663,214	$ 5,385,487	$ —	$ —	$ —	$ 57,349,727

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Conservative ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Conservative ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Managed Risk – Conservative ETF VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Conservative ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,007,241	$ 216,216

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

(unaudited)

MARKET ENVIRONMENT

For US investors, 2017 was a good year to have invested in foreign equities, which generated gains not only from their price appreciation, but also from the decline in the value of the US dollar, relative to the underlying currencies. The MSCI World Ex-US Index was up 24.81% in 2017.

Nonetheless, 2017 was a strong year for domestic equities as well, with the S&P 500® generating a 21.83% return, the S&P MidCap 400® generating a 16.23% return, and the S&P SmallCap 600® generating a 13.15% return. To put this into context, the S&P 500® returned nearly double its historical average calendar year return with less than half its average volatility and lowest ever drawdown. Investors would have to look all the way back to 1964 to find a better return per unit of risk. Risk adjusted returns, as defined by the Sharpe Ratio, were high in the fixed income space as well, where the Bloomberg Barclays US Aggregate Bond Index returned 3.54% in 2017, higher than both of the previous two years, and achieved a 1.64 Sharpe Ratio, or almost twice the ratio of the last 15 years. The Sharpe Ratio is a measure of the excess return (return over cash) per unit of risk (standard deviation) in an investment strategy.

S&P 500® earnings per share increased 10.20% in 2017 and nominal US gross domestic product grew 4.1% through the first three quarters of the year, both at the higher end of near-term ranges. The 10-year moving average price-earnings ratio of the S&P 500® finished 2017 at 28.66, or 18.13% higher than it was at the beginning of the year. By this metric, the price of earnings is now at a level not seen since 2002 and well above its level in 2007 just prior to the financial crisis. Considering current valuations, the flatness of the yield curve, and 2017’s above average risk-adjusted returns, markets may be hard-pressed to generate similar returns in 2018. This is not to suggest the market is on the brink of a sell-off or that volatility is likely to spike, but as the stock market becomes more sensitive to earnings, it may also grow more volatile, making risk management more valuable in the months ahead.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Managed Risk – Growth ETF VP, Initial Class returned 18.78%. By comparison, its primary and secondary benchmarks, the MSCI U.S Broad Market Index and the Transamerica Managed Risk – Growth ETF VP Blended Benchmark, returned 21.21% and 17.95%, respectively.

STRATEGY REVIEW

The Portfolio aims to invest its assets in a mix of domestic exchange-traded funds (“ETFs”) that tracks a highly diversified global portfolio, benchmarked to the following composite benchmark: 52% MSCI US Broad Market Index, 23% FTSE All World Ex-US Index, and 25% Bloomberg Barclays US Aggregate Bond Index. Additionally, the Portfolio employs a sophisticated risk management strategy that aims to control the level of volatility that the Portfolio experiences, by dynamically adjusting the equity/bond/cash allocations of the Portfolio. This strategy is expected to improve returns during sustained crises, but detract from returns during highly volatile recoveries. In August 2017, the Portfolio has updated its strategy to include a new type of investment: managed risk equity as represented by the DeltaShares® ETFs. The Portfolio aims to allocate a portion of its assets to a mix of DeltaShares® positions which reasonably corresponds to the regional allocations of the equity portion of the Portfolio’s benchmark.

The Portfolio outperformed its benchmark in 2017 primarily due to higher equity allocation compared to the benchmark.

Adam Schenck, CFA

Portfolio Manager

Milliman Financial Risk Management LLC

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	59.4%
International Equity Funds	25.5
U.S. Fixed Income Funds	14.5
Repurchase Agreement	0.7
Securities Lending Collateral	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	18.78%	8.41%	5.63%	05/01/2008
MSCI U.S. Broad Market Index (A)	21.21%	15.63%	9.63%
Transamerica Managed Risk - Growth ETF VP Blended Benchmark (A) (B) (C) (D)	17.95%	10.39%	6.97%
Service Class	18.47%	8.12%	5.34%	05/01/2008

(A) The MSCI U.S. Broad Market Index represents the universe of companies in the U.S. equity market, including large, mid, small and micro cap companies.

(B) The Transamerica Managed Risk – Growth ETF VP Blended Benchmark is composed of the following benchmarks: 52% MSCI U.S. Broad Market Index, 25% Bloomberg Barclays US Aggregate Bond Index, and 23% FTSE All-World Index ex-U.S.

(C) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,093.20	$1.69	$1,023.60	$1.63	0.32%
Service Class	1,000.00	1,091.00	3.00	1,022.30	2.91	0.57

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.4%
International Equity Funds - 25.5%
DeltaShares® S&P International Managed Risk ETF (A)	1,865,784	$ 99,203,735
Vanguard FTSE Developed Markets ETF	13,970,329	626,708,959
Vanguard FTSE Emerging Markets ETF	2,795,553	128,343,838

		854,256,532

U.S. Equity Funds - 59.4%
DeltaShares® S&P 400 Managed Risk ETF (A)	1,006,833	54,248,162
DeltaShares® S&P 500 Managed Risk ETF (A) (B)	3,217,733	174,175,888
DeltaShares® S&P 600 Managed Risk ETF (A)	440,581	23,764,939
iShares Core S&P Total US Stock Market ETF (B)	7,301,342	446,404,050
Schwab U.S. Broad Market ETF	6,829,281	440,625,210
Vanguard Total Stock Market ETF	6,238,465	856,229,321

		1,995,447,570

U.S. Fixed Income Funds - 14.5%
iShares Core U.S. Aggregate Bond ETF	2,285,299	249,851,740
Vanguard Total Bond Market ETF	2,907,580	237,171,300

		487,023,040

Total Exchange-Traded Funds (Cost $2,906,127,427)		3,336,727,142

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.0% (C)
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (D)	159,600	$ 159,600

Total Securities Lending Collateral (Cost $159,600)		159,600

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $23,624,110 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 11/30/2018, and with a value of $24,098,220.	$ 23,622,693	23,622,693

Total Repurchase Agreement (Cost $23,622,693)		23,622,693

Total Investments (Cost $2,929,909,720)		3,360,509,435
Net Other Assets (Liabilities) - (0.1)%		(2,159,124)

Net Assets - 100.0%		$ 3,358,350,311

SECURITY VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$3,336,727,142	$—	$—	$3,336,727,142
Securities Lending Collateral	159,600	—	—	159,600
Repurchase Agreement	—	23,622,693	—	23,622,693

Total Investments	$3,336,886,742	$23,622,693	$—	$3,360,509,435

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Issuer is affiliated with the Portfolio’s investment manager.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $156,174. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Rates disclosed reflect the yields at December 31, 2017.
(E)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $325,647,168)	$351,392,724
Unaffiliated investments, at value (cost $2,580,639,859) (including securities loaned of $156,174)	2,985,494,018
Repurchase agreement, at value (cost $23,622,693)	23,622,693
Cash	291,445
Receivables and other assets:
Shares of beneficial interest sold	229,296
Interest	1,063
Net income from securities lending	5,631

Total assets	3,361,036,870

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	781,096
Investment management fees	856,982
Distribution and service fees	709,356
Transfer agent costs	11,527
Trustees, CCO and deferred compensation fees	3,298
Audit and tax fees	36,867
Custody fees	8,045
Legal fees	33,031
Printing and shareholder reports fees	64,980
Other	21,777
Collateral for securities on loan	159,600

Total liabilities	2,686,559

Net assets	$3,358,350,311

Net assets consist of:
Capital stock ($0.01 par value)	$3,016,882
Additional paid-in capital	2,949,817,526
Undistributed (distributions in excess of) net investment income (loss)	50,066,911
Accumulated net realized gain (loss)	(75,150,723)
Net unrealized appreciation (depreciation) on:
Affiliated investments	25,745,556
Unaffiliated investments	404,854,159

Net assets	$3,358,350,311

Net assets by class:
Initial Class	$4,308,289
Service Class	3,354,042,022

Shares outstanding:
Initial Class	380,989
Service Class	301,307,244

Net asset value and offering price per share:
Initial Class	$11.31
Service Class	11.13

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$2,238,452
Dividend income from unaffiliated investments	65,958,506
Interest income from unaffiliated investments	24,621
Net income (loss) from securities lending	282,529

Total investment income	68,504,108

Expenses:
Investment management fees	9,707,137
Distribution and service fees:
Service Class	8,029,799
Transfer agent costs	45,652
Trustees, CCO and deferred compensation fees	87,322
Audit and tax fees	67,874
Custody fees	44,285
Legal fees	227,217
Printing and shareholder reports fees	58,015
Other	88,743

Total expenses	18,356,044

Net investment income (loss)	50,148,064

Net realized gain (loss) on:
Unaffiliated investments	189,560,511
Distributions received from affiliated investments	62,842
Distributions received from unaffiliated investments	114,356

Net realized gain (loss)	189,737,709

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	25,745,556
Unaffiliated investments	278,318,567

Net change in unrealized appreciation (depreciation)	304,064,123

Net realized and change in unrealized gain (loss)	493,801,832

Net increase (decrease) in net assets resulting from operations	$543,949,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$50,148,064	$51,718,010
Net realized gain (loss)	189,737,709	(190,720,075)
Net change in unrealized appreciation (depreciation)	304,064,123	281,224,789

Net increase (decrease) in net assets resulting from operations	543,949,896	142,222,724

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(79,171)	(99,421)
Service Class	(51,698,225)	(50,378,309)

Total dividends and/or distributions from net investment income	(51,777,396)	(50,477,730)

Capital share transactions:
Proceeds from shares sold:
Initial Class	815,070	583,756
Service Class	30,724,983	60,325,900

	31,540,053	60,909,656

Dividends and/or distributions reinvested:
Initial Class	79,171	99,421
Service Class	51,698,225	50,378,309

	51,777,396	50,477,730

Cost of shares redeemed:
Initial Class	(1,513,388)	(2,209,076)
Service Class	(286,535,741)	(316,859,410)

	(288,049,129)	(319,068,486)

Net increase (decrease) in net assets resulting from capital share transactions	(204,731,680)	(207,681,100)

Net increase (decrease) in net assets	287,440,820	(115,936,106)

Net assets:
Beginning of year	3,070,909,491	3,186,845,597

End of year	$3,358,350,311	$3,070,909,491

Undistributed (distributions in excess of) net investment income (loss)	$50,066,911	$51,696,243

Capital share transactions - shares:
Shares issued:
Initial Class	77,130	61,482
Service Class	2,983,861	6,547,653

	3,060,991	6,609,135

Shares reinvested:
Initial Class	7,613	10,346
Service Class	5,043,729	5,319,779

	5,051,342	5,330,125

Shares redeemed:
Initial Class	(145,223)	(233,219)
Service Class	(27,733,646)	(34,023,170)

	(27,878,869)	(34,256,389)

Net increase (decrease) in shares outstanding:
Initial Class	(60,480)	(161,391)
Service Class	(19,706,056)	(22,155,738)

	(19,766,536)	(22,317,129)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.70	$9.41		$10.84	$11.14	$9.67

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.17	(C)	0.16	0.23	0.20
Net realized and unrealized gain (loss)	1.61	0.30		(0.51)	0.24	1.62

Total investment operations	1.80	0.47		(0.35)	0.47	1.82

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.18)		(0.18)	(0.13)	(0.14)
Net realized gains	—	—		(0.90)	(0.64)	(0.21)

Total dividends and/or distributions to shareholders	(0.19)	(0.18)		(1.08)	(0.77)	(0.35)

Net asset value, end of year	$11.31	$9.70		$9.41	$10.84	$11.14

Total return (D)	18.78%	4.97%		(3.17)%	4.17%	19.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,308	$4,282		$5,674	$13,263	$9,510
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%		0.33%	0.33%	0.34%
Including waiver and/or reimbursement and recapture	0.32%	0.31	%(C)	0.33%	0.33%	0.34%
Net investment income (loss) to average net assets (B)	1.80%	1.83	%(C)	1.50%	2.03%	1.92%
Portfolio turnover rate (F)	36%	126%		178%	304%	98%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$9.55	$9.27		$10.71	$11.02	$9.58

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.15	(C)	0.16	0.20	0.18
Net realized and unrealized gain (loss)	1.59	0.28		(0.54)	0.24	1.60

Total investment operations	1.75	0.43		(0.38)	0.44	1.78

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.15)		(0.16)	(0.11)	(0.13)
Net realized gains	—	—		(0.90)	(0.64)	(0.21)

Total dividends and/or distributions to shareholders	(0.17)	(0.15)		(1.06)	(0.75)	(0.34)

Net asset value, end of year	$11.13	$9.55		$9.27	$10.71	$11.02

Total return (D)	18.47%	4.67%		(3.51)%	3.97%	18.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,354,042	$3,066,627		$3,181,172	$3,197,822	$2,216,941
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%		0.58%	0.58%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.56	%(C)	0.58%	0.58%	0.59%
Net investment income (loss) to average net assets (B)	1.56%	1.66	%(C)	1.54%	1.80%	1.69%
Portfolio turnover rate (F)	36%	126%		178%	304%	98%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$159,600	$—	$—	$—	$159,600
Total Borrowings	$159,600	$—	$—	$—	$159,600

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

For the year ended December 31, 2017, the Portfolio’s transactions and earnings from investments in affiliates of TAM are as follows:

Affiliated Investments	Value December 31, 2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value December 31, 2017	Shares as of December 31, 2017	Dividend Income	Net Capital Gain Distributions
DeltaShares® S&P 400 Managed Risk ETF	$—	$49,608,172	$—	$—	$4,639,990	$54,248,162	1,006,833	$315,995	$15,731
DeltaShares® S&P 500 Managed Risk ETF	—	161,099,986	—	—	13,075,902	174,175,888	3,217,733	1,126,454	28,528
DeltaShares® S&P 600 Managed Risk ETF	—	21,502,600	—	—	2,262,339	23,764,939	440,581	161,226	7,287
DeltaShares® S&P International Managed Risk ETF	—	93,436,410	—	—	5,767,325	99,203,735	1,865,784	634,777	11,296

Total	$—	$325,647,168	$—	$—	$25,745,556	$351,392,724	6,530,931	$2,238,452	$62,842

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective October 1, 2017
First $50 million	0.33%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%
Prior to October 1, 2017
First $50 million	0.34%
Over $50 million up to $250 million	0.32%
Over $250 million	0.30%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.37%	May 1, 2018
Service Class	0.62%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.37%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction. For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 432,474	$ 177,060	$ 27,514

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	93.23%	93.23%
Service Class	1	99.54%	99.54%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,158,379,215	$ 1,367,178,085

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and organizational expenses. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$2,963,434,971	$400,435,659	$(3,361,195)	$397,074,464

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 41,625,472	$ —

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $166,404,714.

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 51,777,396	$ —	$ —	$ 50,477,730	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 50,071,613	$ —	$ (41,625,472)	$ —	$ (4,702)	$ 397,074,464

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Managed Risk – Growth ETF VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Managed Risk – Growth ETF VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Managed Risk – Growth ETF VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Managed Risk – Growth ETF VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 20,134,531	$ 1,550,232

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

(unaudited)

MARKET ENVIRONMENT

The global economy experienced synchronized growth acceleration in 2017. This growth has been broad-based with advanced economies all benefiting and most emerging economies gaining momentum. Robust economic health translated into market advances around the world. In the U.S., stocks saw large gains, helped by rising valuations and by strong earnings growth. The S&P 500® Index had a total return of 21.83% for the year, with positive returns in each quarter, which helped Portfolio performance.

The U.S. market also continued to be unusually calm. The CBOE Volatility Index closed at an all-time low in early November. Long-term volatility has remained within a relatively tight range, and while it rose slightly in the last quarter, it was down for the year and was a headwind for option returns in the Portfolio.

With the global economy improving, and global monetary policy moving towards normalization, the U.S. Federal Reserve (“Fed”) hiked rates three times in 2017, consistent with the median “dots” from the dot plot of projections by individual Fed governors from a year earlier. This was the first time in several years that the Fed delivered on its own prior-year projections, after previously having to scale back on planned interest rate hikes to accommodate weaker growth and inflation conditions. While intermediate-term interest rates were range-bound for most of the year, we saw a steady rise in rates over the last four months of the year.

PERFORMANCE

For the year ended, December 31, 2017, Transamerica Market Participation Strategy VP, Service Class returned 10.79%. By comparison, its primary, secondary and additional benchmarks, the S&P 500®, the Bloomberg Barclays US Government 5-10 Year Index and the Transamerica Market Participation Strategy VP Blended Benchmark, returned 21.83%, 2.19% and 12.37%, respectively.

STRATEGY REVIEW

The objective of the Portfolio is to provide upside participation when the stock market advances, and to seek to reduce downside risk when the market declines. The Portfolio consists primarily of equity (S&P 500® Index) call options and futures, which seek to provide upside participation during periods of market appreciation, and U.S. Treasury and agency bonds, which seek to reduce downside risk. Exchange-traded long-term S&P 500® Index options are a primary component of the Market Participation Strategy (the “MPS”) used to provide increasing effective equity exposure when equity markets are rising and to reduce exposure when markets are declining, thereby generating the participation curvature that is a key characteristic of the MPS. Additionally, S&P 500® Index futures are also used in the Portfolio to manage cash flows and maintain desired equity exposure.

The MPS typically targets an effective equity exposure around 50% of total net assets at rebalance, depending on market behavior and Quantitative Management Associates’ asset allocation outlook. This is accomplished by using a combination of S&P 500® Index options and futures. As of the end of 2017, the Portfolio had an effective equity exposure of 71%. We were fairly optimistic about U.S. equities over the course of 2017, and managed the Portfolio equity exposure accordingly. Average effective equity exposure over the course of the year was 62%, which along with rising interest rates helped option performance and participation in equity upside for the year, while falling volatility and time decay offset some of the upside participation.

We use a combination of U.S. Treasury and agency securities as part of the fixed income portion of the Portfolio to help reduce downside risk. We hold multiple securities across issuers and manage duration to provide an optimal combination of safety, yield and diversification while meeting the Portfolio’s long-term objectives. We maintained below-benchmark Portfolio duration in light of the market’s expectation of rate hikes for most of the year. Bonds held by the Portfolio underperformed the Bloomberg Barclays US Aggregate Bond Index as credit outperformed; our strategy holds only U.S. Treasurys and agencies, and therefore relative performance is negatively impacted when credit (included in the benchmark) outperforms.

S&P 500® Index options were the biggest contributor to Portfolio returns this year, followed by bonds (U.S. Treasurys and agencies) and S&P 500® Index futures. The best performing holding in the Portfolio for 2017 was the S&P 500® May 2022, 2390 FLEX Call Option.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Devang Gambhirwala

Marcus M. Perl

Ted Lockwood

Joel Kallman, CFA

Co-Portfolio Managers

Quantitative Management Associates LLC

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	43.3%
U.S. Government Agency Obligations	30.7
Over-the-Counter Options Purchased	23.0
Securities Lending Collateral	7.2
Repurchase Agreement	2.9
Short-Term U.S. Government Obligation	0.1
Net Other Assets (Liabilities) ^	(7.2)
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	10.79%	6.64%	6.14%	09/17/2012
S&P 500® (A)	21.83%	15.79%	14.42%
Bloomberg Barclays US Government 5-10 Year Index (B)	2.19%	1.35%	1.52%
Transamerica Market Participation Strategy VP Blended Benchmark (A) (C) (D)	12.37%	8.88%	8.27%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Government 5-10 Year Index is comprised of U.S. treasuries and U.S. agency debentures with maturities between 5 and 10 years.

(C) The Transamerica Market Participation Strategy VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500® and 50% Bloomberg Barclays US Aggregate Bond Index.

(D) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss. The underlying portfolio invests its assets in various underlying futures and call options. The ability to achieve its investment objective depends largely on the performance of the underlying futures and call options in which it invests. There can be no assurance that the investment objectives of any underlying futures and call options will be achieved. The Portfolio is indirectly subject to all of the risks associated with an investment in the underlying futures and call options including market volatility and involves substantial risk.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market. The market prices of fixed-income securities may go up or down, sometimes rapidly or unpredictably due to general market conditions.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,060.30	$5.04	$1,020.30	$4.94	0.97%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 30.7%
Federal Home Loan Banks 1.13%, 04/25/2018 (A)	$ 15,000,000	$ 14,983,995
1.38%, 02/18/2021 (A)	13,000,000	12,709,203
1.88%, 11/29/2021	30,000,000	29,749,380
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019	23,000,000	22,726,093
2.38%, 01/13/2022	29,000,000	29,260,739
Federal National Mortgage Association 2.00%, 01/05/2022	28,000,000	27,815,564
6.25%, 05/15/2029	5,000,000	6,684,535

Total U.S. Government Agency Obligations (Cost $144,468,690)		143,929,509

U.S. GOVERNMENT OBLIGATIONS - 43.3%
U.S. Treasury - 43.3%
U.S. Treasury Bond, Principal Only STRIPS 08/15/2022 (A)	28,000,000	25,296,667
05/15/2023 - 08/15/2024	206,000,000	177,924,986

Total U.S. Government Obligations (Cost $206,081,342)		203,221,653

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 0.1%
U.S. Treasury Bill 1.34% (B), 03/15/2018 (C)	300,000	299,223

Total Short-Term U.S. Government Obligation (Cost $299,197)		299,223

	Shares	Value
SECURITIES LENDING COLLATERAL - 7.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	34,011,450	$ 34,011,450

Total Securities Lending Collateral (Cost $34,011,450)		34,011,450

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $13,384,055 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $13,651,564.	$ 13,383,252	13,383,252

Total Repurchase Agreement (Cost $13,383,252)		13,383,252

Total Investments Excluding Purchased Options (Cost $398,243,931)		394,845,087
Total Purchased Options - 23.0% (Cost $66,175,137)		108,071,907

Total Investments (Cost $464,419,068)		502,916,994
Net Other Assets (Liabilities) - (7.2)%		(33,722,802)

Net Assets - 100.0%		$ 469,194,192

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Call - S&P 500® - Flexible Exchange Option	GSC	USD 2,175.00	03/10/2022	USD	112,291,620	420	$13,609,277	$29,075,560
Call - S&P 500® - Flexible Exchange Option	GSC	USD 2,390.00	12/05/2022	USD	374,305,400	1,400	52,565,860	78,996,347

Total							$66,175,137	$108,071,907

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	11	03/16/2018	$1,465,413	$1,471,800	$6,387	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$143,929,509	$—	$143,929,509
U.S. Government Obligations	—	203,221,653	—	203,221,653
Short-Term U.S. Government Obligation	—	299,223	—	299,223
Securities Lending Collateral	34,011,450	—	—	34,011,450
Repurchase Agreement	—	13,383,252	—	13,383,252
Over-the-Counter Options Purchased	108,071,907	—	—	108,071,907

Total Investments	$142,083,357	$360,833,637	$—	$502,916,994

Other Financial Instruments
Futures Contracts (E)	$6,387	$—	$—	$6,387

Total Other Financial Instruments	$6,387	$—	$—	$6,387

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $33,317,899. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	All or a portion of the security has been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The value of the security is $299,223.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(E)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

COUNTERPARTY ABBREVIATION:

GSC	Goldman Sachs & Co.

PORTFOLIO ABBREVIATION:

STRIPS	Separate Trading of Registered Interest and Principal of Securities

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $451,035,816) (including securities loaned of $33,317,899)	$489,533,742
Repurchase agreement, at value (cost $13,383,252)	13,383,252
Cash	137
Receivables and other assets:
Interest	853,779
Net income from securities lending	5,815

Total assets	503,776,725

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	133,919
Investment management fees	271,476
Distribution and service fees	99,807
Transfer agent costs	1,663
Trustees, CCO and deferred compensation fees	438
Audit and tax fees	19,747
Custody fees	8,151
Legal fees	4,993
Printing and shareholder reports fees	22,491
Variation margin payable on futures contracts	5,335
Other	3,063
Collateral for securities on loan	34,011,450

Total liabilities	34,582,533

Net assets	$469,194,192

Net assets consist of:
Capital stock ($0.01 par value)	$366,529
Additional paid-in capital	404,349,247
Undistributed (distributions in excess of) net investment income (loss)	1,587,583
Accumulated net realized gain (loss)	24,386,520
Net unrealized appreciation (depreciation) on:
Investments	38,497,926
Futures contracts	6,387

Net assets	$469,194,192

Shares outstanding	36,652,936

Net asset value and offering price per share	$12.80

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$6,102,049
Net income (loss) from securities lending	97,088

Total investment income	6,199,137

Expenses:
Investment management fees	3,210,856
Distribution and service fees	1,180,462
Transfer agent costs	6,771
Trustees, CCO and deferred compensation fees	12,681
Audit and tax fees	26,229
Custody fees	48,617
Legal fees	33,791
Printing and shareholder reports fees	25,772
Other	13,397

Total expenses	4,558,576

Net investment income (loss)	1,640,561

Net realized gain (loss) on:
Investments	23,972,334
Futures contracts	601,167

Net realized gain (loss)	24,573,501

Net change in unrealized appreciation (depreciation) on:
Investments	22,129,558
Futures contracts	54,733

Net change in unrealized appreciation (depreciation)	22,184,291

Net realized and change in unrealized gain (loss)	46,757,792

Net increase (decrease) in net assets resulting from operations	$48,398,353

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$1,640,561	$1,415,570
Net realized gain (loss)	24,573,501	104,304
Net change in unrealized appreciation (depreciation)	22,184,291	18,400,918

Net increase (decrease) in net assets resulting from operations	48,398,353	19,920,792

Dividends and/or distributions to shareholders:
Net investment income	(1,461,545)	(768,291)
Net realized gains	—	(6,982,915)

Total dividends and/or distributions to shareholders	(1,461,545)	(7,751,206)

Capital share transactions:
Proceeds from shares sold	2,059,131	19,329,514
Dividends and/or distributions reinvested	1,461,545	7,751,206
Cost of shares redeemed	(68,862,427)	(36,036,933)

Net increase (decrease) in net assets resulting from capital share transactions	(65,341,751)	(8,956,213)

Net increase (decrease) in net assets	(18,404,943)	3,213,373

Net assets:
Beginning of year	487,599,135	484,385,762

End of year	$469,194,192	$487,599,135

Undistributed (distributions in excess of) net investment income (loss)	$1,587,583	$1,408,567

Capital share transactions - shares:
Shares issued	171,239	1,677,887
Shares reinvested	121,999	663,631
Shares redeemed	(5,710,385)	(3,145,399)

Net increase (decrease) in shares outstanding	(5,417,147)	(803,881)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.59	$11.30		$12.12	$11.36	$9.94

Investment operations:
Net investment income (loss) (A)	0.04	0.03	(B)	0.02	(0.02)	(0.06)
Net realized and unrealized gain (loss)	1.21	0.44		(0.42)	0.93	1.48

Total investment operations	1.25	0.47		(0.40)	0.91	1.42

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.02)		—	—	—
Net realized gains	—	(0.16)		(0.42)	(0.15)	(0.00	)(C)

Total dividends and/or distributions to shareholders	(0.04)	(0.18)		(0.42)	(0.15)	(0.00	)(C)

Net asset value, end of year	$12.80	$11.59		$11.30	$12.12	$11.36

Total return (D)	10.79%	4.16%		(3.24)%	8.04%	14.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$469,194	$487,599		$484,386	$446,553	$184,573
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%		0.96%	0.97%	1.03%
Including waiver and/or reimbursement and recapture	0.97%	0.96	%(B)	0.96%	0.97%	1.06%
Net investment income (loss) to average net assets	0.35%	0.29	%(B)	0.16%	(0.18)%	(0.52)%
Portfolio turnover rate	99%	36%		18%	16%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Market Participation Strategy VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
U.S. Government Agency Obligations	$8,439,750	$—	$—	$—	$8,439,750
U.S. Government Obligations	25,571,700	—	—	—	25,571,700
Total Securities Lending Transactions	$34,011,450	$—	$—	$—	$34,011,450
Total Borrowings	$34,011,450	$—	$—	$—	$34,011,450

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$108,071,907	$—	$—	$108,071,907
Net unrealized appreciation on futures contracts (B) (C)	—	—	6,387	—	—	6,387
Total	$—	$—	$108,078,294	$—	$—	$108,078,294

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$—	$26,961,558	$—	$—	$26,961,558
Futures contracts	—	—	601,167	—	—	601,167
Total	$—	$—	$27,562,725	$—	$—	$27,562,725

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$—	$21,347,947	$—	$—	$21,347,947
Futures contracts	—	—	54,733	—	—	54,733
Total	$—	$—	$21,402,680	$—	$—	$21,402,680

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Futures Contracts at Notional Amount
Calls	Puts	Long	Short
$ 90,691,313	$ —	1,638	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.68%
Over $500 million up to $1 billion	0.65%
Over $1 billion up to $1.5 billion	0.62%
Over $1.5 billion	0.60%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.07%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.82%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. PRINCIPAL OWNERSHIP

investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	92.60%	92.60%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 52,565,860	$ 397,386,777	$ 93,971,827	$ 412,700,335

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 464,598,050	$ 42,005,828	$ (3,686,884)	$ 38,318,944

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $235,327.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,461,545	$ —	$ —	$ 1,899,411	$ 5,851,795	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,587,583	$ 24,571,889	$ —	$ —	$ —	$ 38,318,944

10. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Market Participation Strategy VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Market Participation Strategy VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Market Participation Strategy VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Market Participation Strategy VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

(unaudited)

MARKET ENVIRONMENT

For the first time in many years, the global economy experienced a period of synchronized economic growth over the reporting period. The rebound in emerging markets economies was more pronounced (despite the slight deceleration in Chinese growth at the end of the period), helped by larger economies, such as Brazil and Russia, emerging from recessions. Meanwhile, developed market economies continued to grow at or above potential. Market confidence increased in the U.S. fueled, in part, by a more lenient regulatory backdrop and hopes for a significant cut in corporate tax rates, which came to fruition at period end.

Globally, markets benefited from a reflation trade as commodity prices strengthened, activity and growth prospects improved, and inflation moved higher though within moderate bounds. As a result, there were more tightening signals and actions by central banks. Markets were comforted, along with central banks, by the decline in fears of a populist surge in Europe after establishment candidates won the Dutch and French elections, though a right-wing populist party gained seats in the German parliament for the first time in the post-World War II era. Additionally, European growth reflected a generally calmer political economic backdrop.

PERFORMANCE

For the year ended December 31, 2017, Transamerica MFS International Equity VP, Initial Class returned 27.24%. By comparison, its benchmark, the MSCI EAFE Index, returned 25.62%.

STRATEGY REVIEW

Strong stock selection in the financial services sector contributed to the Portfolio’s outperformance relative to the MSCI EAFE Index. Within financials, banking services provider DBS Group Holdings, Ltd. (based in Singapore) and insurance company AIA Group, Ltd. (Hong Kong) were top contributors.

An overweight in the technology sector also supported relative returns along with holdings in online and mobile commerce company Alibaba Group Holding, Ltd., ADR (China) and semiconductor manufacturer Taiwan Semiconductor Manufacturing Co., Ltd., ADR (Taiwan). Additionally, tourism/travel IT solutions provider Amadeus IT Group SA (Spain) further bolstered results. Individual contributors from other sectors included wine and alcoholic beverage producer Pernod Ricard SA (France), luxury goods company LVMH Moet Hennessy Louis Vuitton SE (France), paint/specialty chemicals manufacturer Akzo Nobel NV (Netherlands), pharmaceutical company Novo Nordisk A/S, Class B(Denmark) and fast-food restaurant operator Yum China Holdings, Inc. (China).

Stock selection in the leisure sector was a main detractor from relative performance. Advertising/marketing firm WPP PLC (United Kingdom) and advertising/broadcasting company ProSiebenSat. 1 Media SE (Germany) hurt relative results. Stocks in other sectors that detracted included retailer Hennes & Mauritz (Sweden)(no longer held at period end), Japan Tobacco, Inc. (Japan), household products manufacturer Reckitt Benckiser Group PLC (United Kingdom), pharmaceutical company Merck KGaA (Germany) and pharmaceutical and diagnostic company Roche Holding AG(Switzerland). Additionally, financial services firm Element Fleet Management (Canada) (no longer held at period end) and investment holding company Global Brands Group (Hong Kong) (no longer held at period end) also weighed.

Filipe Benzinho

Daniel Ling

Co-Portfolio Managers

MFS Investment Management

Asset Allocation	Percentage of Net Assets
Common Stocks	98.5%
Repurchase Agreement	1.5
Securities Lending Collateral	1.2
Net Other Assets (Liabilities)	(1.2)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	27.24%	7.37%	4.05%	01/02/1997
MSCI EAFE Index (A)	25.62%	8.39%	2.42%
Service Class	26.98%	7.10%	3.78%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,081.90	$5.20	$1,020.20	$5.04	0.99%
Service Class	1,000.00	1,081.50	6.51	1,019.00	6.31	1.24

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 98.5%
Australia - 0.4%
Orica, Ltd. (A)	174,775	$ 2,468,265

Belgium - 1.2%
KBC Group NV	78,079	6,661,801

Brazil - 0.9%
Ambev SA, ADR	825,119	5,330,269

Canada - 4.0%
Canadian National Railway Co.	153,878	12,694,935
Suncor Energy, Inc.	287,937	10,571,434

		23,266,369

China - 2.7%
Alibaba Group Holding, Ltd., ADR (B)	24,096	4,154,873
Baidu, Inc., ADR (B)	14,273	3,342,880
Yum China Holdings, Inc.	205,346	8,217,947

		15,715,700

Denmark - 2.6%
Carlsberg A/S, Class B	33,848	4,064,138
Novo Nordisk A/S, Class B	198,312	10,691,148

		14,755,286

France - 15.7%
Air Liquide SA	112,758	14,212,488
Danone SA	102,951	8,640,622
Dassault Systemes SE	41,550	4,416,543
Engie SA	413,193	7,106,853
Essilor International Cie Generale d’Optique SA	29,642	4,088,304
Hermes International	2,526	1,352,503
L’Oreal SA	26,483	5,876,899
Legrand SA	73,825	5,685,878
LVMH Moet Hennessy Louis Vuitton SE	38,361	11,295,128
Pernod Ricard SA	87,196	13,804,881
Schneider Electric SE (B)	166,075	14,119,916

		90,600,015

Germany - 10.9%
Bayer AG	151,162	18,862,649
Beiersdorf AG	95,239	11,187,273
Linde AG (B)	24,912	5,818,214
Merck KGaA	52,876	5,694,030
MTU Aero Engines AG	20,099	3,602,896
ProSiebenSat.1 Media SE	113,820	3,920,151
SAP SE	122,773	13,766,035

		62,851,248

Hong Kong - 2.8%
AIA Group, Ltd.	1,894,600	16,162,487

Israel - 1.1%
Check Point Software Technologies, Ltd. (B)	61,942	6,418,430

Italy - 2.2%
Eni SpA	343,389	5,685,808
Intesa Sanpaolo SpA	1,924,835	6,397,348
Luxottica Group SpA	14,138	867,681

		12,950,837

Japan - 14.5%
Daikin Industries, Ltd.	62,200	7,361,322
Denso Corp.	171,000	10,263,794
FANUC Corp.	30,900	7,420,936

	Shares	Value
COMMON STOCKS (continued)
Japan (continued)
Hoya Corp.	264,000	$ 13,186,528
Japan Tobacco, Inc.	189,900	6,119,609
Kao Corp.	75,500	5,105,254
Kubota Corp.	315,800	6,192,679
Kyocera Corp.	108,100	7,073,630
Olympus Corp.	143,000	5,482,672
Shin-Etsu Chemical Co., Ltd.	29,600	3,007,943
Terumo Corp.	264,500	12,535,434

		83,749,801

Netherlands - 5.8%
Akzo Nobel NV (A)	103,266	9,047,443
ING Groep NV	779,554	14,334,198
QIAGEN NV (B)	79,612	2,501,732
Randstad Holding NV	127,645	7,847,650

		33,731,023

Singapore - 1.7%
DBS Group Holdings, Ltd.	539,200	10,018,408

Spain - 2.1%
Amadeus IT Group SA	167,449	12,076,914

Sweden - 0.7%
Essity AB, Class B (B)	136,259	3,870,287

Switzerland - 12.8%
Julius Baer Group, Ltd. (B)	71,914	4,398,455
Keuhne & Nagel International AG	16,136	2,856,442
Nestle SA	254,324	21,871,159
Novartis AG	122,278	10,339,892
Roche Holding AG	59,625	15,082,931
UBS Group AG (B)	768,047	14,140,041
Zurich Insurance Group AG	16,967	5,164,362

		73,853,282

Taiwan - 1.9%
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	278,447	11,040,424

United Kingdom - 14.5%
Barclays PLC	2,177,575	5,971,251
Compass Group PLC	562,307	12,147,188
Diageo PLC	297,977	10,963,054
Experian PLC	251,388	5,552,776
Prudential PLC	162,809	4,188,607
Reckitt Benckiser Group PLC	127,606	11,920,561
RELX NV	299,287	6,882,138
Rio Tinto PLC	126,146	6,713,862
Rolls-Royce Holdings PLC (B)	361,574	4,134,880
Smiths Group PLC	176,586	3,552,424
Tesco PLC	255,413	721,590
WPP PLC	630,484	11,415,242

		84,163,573

Total Common Stocks (Cost $471,548,723)		569,684,419

SECURITIES LENDING COLLATERAL - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	7,143,762	7,143,762

Total Securities Lending Collateral (Cost $7,143,762)		7,143,762

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
REPURCHASE AGREEMENT - 1.5%

Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $8,526,730 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $8,698,285.

	$ 8,526,218	$ 8,526,218

Total Repurchase Agreement (Cost $8,526,218)		8,526,218

Total Investments (Cost $487,218,703)		585,354,399
Net Other Assets (Liabilities) - (1.2)%		(6,736,523)

Net Assets - 100.0%		$ 578,617,876

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Pharmaceuticals	10.4%	$60,670,650
Banks	7.4	43,383,006
Health Care Equipment & Supplies	6.0	35,292,938
Chemicals	5.9	34,554,353
Beverages	5.8	34,162,342
Food Products	5.2	30,511,781
Insurance	4.4	25,515,456
Software	4.2	24,601,008
Personal Products	3.8	22,169,426
Hotels, Restaurants & Leisure	3.5	20,365,135
Professional Services	3.5	20,282,564
Electrical Equipment	3.4	19,805,794
Capital Markets	3.2	18,538,496
Oil, Gas & Consumable Fuels	2.8	16,257,242
Household Products	2.7	15,790,848
Media	2.6	15,335,393
Machinery	2.3	13,613,615
Textiles, Apparel & Luxury Goods	2.3	13,515,312
Road & Rail	2.2	12,694,935
IT Services	2.1	12,076,914
Semiconductors & Semiconductor Equipment	1.9	11,040,424
Auto Components	1.7	10,263,794
Aerospace & Defense	1.3	7,737,776
Internet Software & Services	1.3	7,497,753
Building Products	1.3	7,361,322
Multi-Utilities	1.2	7,106,853
Electronic Equipment, Instruments & Components	1.2	7,073,630
Metals & Mining	1.1	6,713,862
Tobacco	1.0	6,119,609
Industrial Conglomerates	0.6	3,552,424
Marine	0.5	2,856,442
Life Sciences Tools & Services	0.4	2,501,732
Food & Staples Retailing	0.1	721,590

Investments, at Value	97.3	569,684,419
Short-Term Investments	2.7	15,669,980

Total Investments	100.0%	$585,354,399

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$61,771,192	$507,913,227	$—	$569,684,419
Securities Lending Collateral	7,143,762	—	—	7,143,762
Repurchase Agreement	—	8,526,218	—	8,526,218

Total Investments	$68,914,954	$516,439,445	$—	$585,354,399

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,802,388. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $478,692,485) (including securities loaned of $6,802,388)	$576,828,181
Repurchase agreement, at value (cost $8,526,218)	8,526,218
Cash	49,862
Receivables and other assets:
Shares of beneficial interest sold	68,009
Investments sold	23,300
Interest	384
Dividends	260,697
Tax reclaims	957,874
Net income from securities lending	28,238

Total assets	586,742,763

Liabilities:
Foreign currency overdraft, at value (cost $21)	21
Payables and other liabilities:
Shares of beneficial interest redeemed	139,168
Investments purchased	261,078
Investment management fees	437,434
Distribution and service fees	30,259
Transfer agent costs	1,563
Trustees, CCO and deferred compensation fees	566
Audit and tax fees	20,843
Custody fees	48,233
Legal fees	3,807
Printing and shareholder reports fees	33,208
Other	4,945
Collateral for securities on loan	7,143,762

Total liabilities	8,124,887

Net assets	$578,617,876

Net assets consist of:
Capital stock ($0.01 par value)	$586,782
Additional paid-in capital	474,281,074
Undistributed (distributions in excess of) net investment income (loss)	4,394,283
Accumulated net realized gain (loss)	1,179,939
Net unrealized appreciation (depreciation) on:
Investments	98,135,696
Translation of assets and liabilities denominated in foreign currencies	40,102

Net assets	$578,617,876

Net assets by class:
Initial Class	$433,218,237
Service Class	145,399,639

Shares outstanding:
Initial Class	43,728,592
Service Class	14,949,630

Net asset value and offering price per share:
Initial Class	$9.91
Service Class	9.73

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$10,340,614
Interest income	8,214
Net income (loss) from securities lending	121,359
Withholding taxes on foreign income	(1,039,250)

Total investment income	9,430,937

Expenses:
Investment management fees	3,952,479
Distribution and service fees:
Service Class	312,965
Transfer agent costs	5,640
Trustees, CCO and deferred compensation fees	12,277
Audit and tax fees	26,884
Custody fees	261,640
Legal fees	28,752
Printing and shareholder reports fees	36,909
Other	18,722

Total expenses	4,656,268

Net investment income (loss)	4,774,669

Net realized gain (loss) on:
Investments	6,841,291
Foreign currency transactions	14,087

Net realized gain (loss)	6,855,378

Net change in unrealized appreciation (depreciation) on:
Investments	86,086,542
Translation of assets and liabilities denominated in foreign currencies	69,071

Net change in unrealized appreciation (depreciation)	86,155,613

Net realized and change in unrealized gain (loss)	93,010,991

Net increase (decrease) in net assets resulting from operations	$97,785,660

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$4,774,669	$4,771,329
Net realized gain (loss)	6,855,378	(2,454,873)
Net change in unrealized appreciation (depreciation)	86,155,613	(3,139,254)

Net increase (decrease) in net assets resulting from operations	97,785,660	(822,798)

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(3,391,896)	(3,285,957)
Service Class	(1,500,195)	(1,327,617)

Total dividends and/or distributions from net investment income	(4,892,091)	(4,613,574)

Net realized gains:
Initial Class	—	(1,644,349)
Service Class	—	(774,121)

Total dividends and/or distributions from net realized gains	—	(2,418,470)

Total dividends and/or distributions to shareholders	(4,892,091)	(7,032,044)

Capital share transactions:
Proceeds from shares sold:
Initial Class	176,584,436	7,733,477
Service Class	23,400,111	14,796,277

	199,984,547	22,529,754

Dividends and/or distributions reinvested:
Initial Class	3,391,896	4,930,306
Service Class	1,500,195	2,101,738

	4,892,091	7,032,044

Cost of shares redeemed:
Initial Class	(29,408,443)	(46,169,142)
Service Class	(9,762,331)	(12,196,693)

	(39,170,774)	(58,365,835)

Net increase (decrease) in net assets resulting from capital share transactions	165,705,864	(28,804,037)

Net increase (decrease) in net assets	258,599,433	(36,658,879)

Net assets:
Beginning of year	320,018,443	356,677,322

End of year	$578,617,876	$320,018,443

Undistributed (distributions in excess of) net investment income (loss)	$4,394,283	$4,473,139

Capital share transactions - shares:
Shares issued:
Initial Class	19,017,663	984,495
Service Class	2,590,102	1,929,299

	21,607,765	2,913,794

Shares reinvested:
Initial Class	364,720	612,460
Service Class	164,135	265,371

	528,855	877,831

Shares redeemed:
Initial Class	(3,182,399)	(5,848,710)
Service Class	(1,089,920)	(1,619,649)

	(4,272,319)	(7,468,359)

Net increase (decrease) in shares outstanding:
Initial Class	16,199,984	(4,251,755)
Service Class	1,664,317	575,021

	17,864,301	(3,676,734)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.89	$8.06		$8.19	$8.72	$7.47

Investment operations:
Net investment income (loss) (A)	0.10	0.12	(B)	0.12	0.14	0.10
Net realized and unrealized gain (loss)	2.04	(0.11)		(0.11)	(0.59)	1.24

Total investment operations	2.14	0.01		0.01	(0.45)	1.34

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)		(0.14)	(0.08)	(0.09)
Net realized gains	—	(0.06)		—	—	—

Total dividends and/or distributions to shareholders	(0.12)	(0.18)		(0.14)	(0.08)	(0.09)

Net asset value, end of year	$9.91	$7.89		$8.06	$8.19	$8.72

Total return (C)	27.24%	0.08%		0.08%	(5.17)%	18.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$433,218	$217,079		$256,000	$272,525	$284,043
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.02%		1.02%	1.02%	1.03%
Including waiver and/or reimbursement and recapture	1.00%	1.00	%(B)	1.02%	1.02%	1.03%
Net investment income (loss) to average net assets	1.12%	1.56	%(B)	1.36%	1.67%	1.21%
Portfolio turnover rate	13%	16%		17%	22%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$7.75	$7.92		$8.06	$8.59	$7.37

Investment operations:
Net investment income (loss) (A)	0.09	0.10	(B)	0.09	0.12	0.08
Net realized and unrealized gain (loss)	1.99	(0.11)		(0.11)	(0.58)	1.22

Total investment operations	2.08	(0.01)		(0.02)	(0.46)	1.30

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.10)		(0.12)	(0.07)	(0.08)
Net realized gains	—	(0.06)		—	—	—

Total dividends and/or distributions to shareholders	(0.10)	(0.16)		(0.12)	(0.07)	(0.08)

Net asset value, end of year	$9.73	$7.75		$7.92	$8.06	$8.59

Total return (C)	26.98%	(0.13)%		(0.24)%	(5.41)%	17.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$145,400	$102,939		$100,677	$72,777	$61,867
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.27%		1.27%	1.27%	1.28%
Including waiver and/or reimbursement and recapture	1.25%	1.25	%(B)	1.27%	1.27%	1.28%
Net investment income (loss) to average net assets	1.06%	1.27	%(B)	1.04%	1.39%	0.97%
Portfolio turnover rate	13%	16%		17%	22%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica MFS International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $763.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,143,762	$—	$—	$—	$7,143,762
Total Borrowings	$7,143,762	$—	$—	$—	$7,143,762

5. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective August 1, 2017
First $500 million	0.905%
Over $500 million up to $1 billion	0.880%
Over $1 billion up to $1.5 billion	0.830%
Over $1.5 billion up to $2 billion	0.805%
Over $2 billion	0.780%
Prior to August 1, 2017
First $250 million	0.930%
Over $250 million up to $500 million	0.905%
Over $500 million up to $1 billion	0.880%
Over $1 billion	0.830%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.13%	May 1, 2018
Service Class	1.38%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.125%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 364,715	$ 100,094	$ 31,078

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	80.11%	80.11%
Service Class	2	95.82%	95.82%

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 214,997,724	$ —	$ 54,678,014	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, forward contracts and passive foreign investment company inclusions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 38,566	$ (38,566)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 490,274,385	$ 101,498,009	$ (6,418,317)	$ 95,079,692

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $3,834,784.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,892,091	$ —	$ —	$ 4,614,745	$ 2,417,299	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,984,522	$ 2,645,705	$ —	$ —	$ —	$ 95,119,793

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica MFS International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica MFS International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica MFS International Equity VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica MFS International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 7,044,918	$ 537,075

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

MARKET ENVIRONMENT

Large cap growth stocks advanced over the year ended December 31, 2017, with utilities and information technology the best performing sectors in the Russell 1000® Growth Index. Energy was the only sector in the index to post a decline and hence was the greatest relative underperformer. The broad sector rotation out of high growth companies, particularly ones in information technology, which had been a large headwind for the Portfolio in the fourth quarter of 2016, reversed over the course of 2017. Against this backdrop, our team continued to focus on bottom-up stock selection and the long-term outlook for companies owned in the Portfolio.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Morgan Stanley Capital Growth VP, Initial Class returned 43.59%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 30.21%.

STRATEGY REVIEW

The Portfolio outperformed its benchmark over this period largely due to favorable stock selection; sector allocations contributed to a lesser extent. Generally strong fundamentals led to a strong rebound in many of the Portfolio’s larger holdings which had been among the greatest detractors in the previous year.

Information technology was the greatest contributor in the Portfolio due to favorable stock selection. Workday, Inc., Class A which provides proprietary human capital management and financial management enterprise software over the cloud, was a significant contributor. The shares rebounded strongly on news that the company has signed some of the largest enterprise deals it has in its history, including ones with Wal-Mart Stores, Inc. (no longer held at period end) and Amazon.com, Inc.. Social networking platform Facebook, Inc., Class A was also among the top contributors due to continued strong execution and healthy growth in users, engagement, monetization, and profitability. Within the sector, the strength in these and a diverse set of other holdings was partly offset by weakness in Snap, Inc., Class A, which runs a mobile camera application and social messaging platform. Concerns about competition from other, larger social networking platforms have weighed on the company’s shares since its initial public offering in March 2017.

Strong stock selection in consumer discretionary and health care also contributed to performance. Genetic testing and analysis leader Illumina, Inc. was a top contributor. In January 2017, the company reported better than expected results, raised its financial outlook, and announced the introduction of a new sequencing system, the NovaSeq, which is able to sequence genomes faster and at a lower cost. This next generation platform is expected to drive a replacement cycle with current customers and also lead to incremental placements.

Stock selection in financials, as well as a lack of exposure to consumer staples, real estate, telecommunication services, and energy also contributed to a lesser extent. Conversely, materials was the top detractor in the Portfolio due to mixed stock selection. The Portfolio’s recently initiated positions in aggregates suppliers Vulcan Materials Co. and Martin Marietta Materials, Inc. underperformed over the period under review. Lastly, industrials and utilities each had a negligible impact on relative results over this period.

The Portfolio experienced somewhat greater than average turnover over the period, as the shift in the opportunity set over the course of the year led us to trim or eliminate several positions that had outperformed in favor of other investments we believe offer a superior risk/reward profile.

During the period, the Portfolio utilized derivatives. These positions detracted from performance.

Dennis P. Lynch

Sam G. Chainani, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Jason C. Yeung, CFA

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.8%
Repurchase Agreement	7.5
Securities Lending Collateral	4.6
Over-the-Counter Foreign Exchange Options Purchased	0.0 *
Net Other Assets (Liabilities)	(7.9)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	43.59%	19.78%	10.78%	05/03/1999
Russell 1000® Growth Index (A)	30.21%	17.33%	10.00%
Service Class	43.26%	19.48%	10.50%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,126.10	$4.66	$1,020.80	$4.43	0.87%
Service Class	1,000.00	1,124.60	6.00	1,019.60	5.70	1.12

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 95.8%
Aerospace & Defense - 7.6%
TransDigm Group, Inc. (A)	44,344	$ 12,177,749
United Technologies Corp.	108,370	13,824,761

		26,002,510

Biotechnology - 1.5%
Alnylam Pharmaceuticals, Inc. (B)	23,121	2,937,523
Intrexon Corp. (A) (B)	33,118	381,519
Juno Therapeutics, Inc. (B)	40,036	1,830,046

		5,149,088

Capital Markets - 2.6%
S&P Global, Inc.	51,942	8,798,975

Construction Materials - 3.3%
Martin Marietta Materials, Inc.	26,259	5,804,289
Vulcan Materials Co.	43,881	5,633,004

		11,437,293

Diversified Financial Services - 4.0%
Berkshire Hathaway, Inc., Class B (B)	68,501	13,578,268

Health Care Equipment & Supplies - 4.1%
DexCom, Inc. (A) (B)	95,130	5,459,511
Intuitive Surgical, Inc. (B)	23,434	8,552,004

		14,011,515

Health Care Technology - 8.4%
athenahealth, Inc. (B)	93,722	12,468,775
Veeva Systems, Inc., Class A (B)	297,342	16,437,066

		28,905,841

Hotels, Restaurants & Leisure - 4.9%
Starbucks Corp.	290,609	16,689,675

Internet & Direct Marketing Retail - 10.3%
Amazon.com, Inc. (B)	25,942	30,338,391
Priceline Group, Inc. (B)	2,997	5,208,007

		35,546,398

Internet Software & Services - 17.5%
Alphabet, Inc., Class C (B)	20,678	21,637,459
Facebook, Inc., Class A (B)	88,506	15,617,769
Tencent Holdings, Ltd.	101,600	5,279,712
Twitter, Inc. (B)	504,668	12,117,079
Zillow Group, Inc., Class C (A) (B)	130,969	5,359,251

		60,011,270

IT Services - 1.5%
Mastercard, Inc., Class A	34,861	5,276,561

Life Sciences Tools & Services - 4.9%
Illumina, Inc. (B)	77,102	16,846,016

Road & Rail - 4.2%
Union Pacific Corp.	106,830	14,325,903

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 0.9%
NVIDIA Corp.	16,485	$ 3,189,847

Software - 16.6%
Activision Blizzard, Inc.	194,034	12,286,233
Adobe Systems, Inc. (B)	19,965	3,498,666
salesforce.com, Inc. (B)	181,422	18,546,771
ServiceNow, Inc. (B)	68,074	8,876,169
Snap, Inc., Class A (A) (B)	354,174	5,174,482
Workday, Inc., Class A (B)	84,816	8,629,180

		57,011,501

Textiles, Apparel & Luxury Goods - 3.5%
LVMH Moet Hennessy Louis Vuitton SE	41,120	12,107,497

Total Common Stocks (Cost $250,585,407)		328,888,158

SECURITIES LENDING COLLATERAL - 4.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	15,639,202	15,639,202

Total Securities Lending Collateral (Cost $15,639,202)		15,639,202

	Principal	Value
REPURCHASE AGREEMENT - 7.5%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $25,654,277 on 01/02/2018. Collateralized by U.S. Government Obligations and a U.S. Government Agency Obligation, 1.00% - 1.50%, due 01/31/2019 - 02/26/2019, and with a total value of $26,170,613.	$ 25,652,738	25,652,738

Total Repurchase Agreement (Cost $25,652,738)		25,652,738

Total Investments Excluding Purchased Options (Cost $291,877,347)		370,180,098
Total Purchased Options - 0.0% (D) (Cost $650,329)		99,388

Total Investments (Cost $292,527,676)		370,279,486
Net Other Assets (Liabilities) - (7.9)%		(26,958,840)

Net Assets - 100.0%		$ 343,320,646

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - USD vs. CNH (E)	RBS	USD	7.52	11/02/2018	USD	81,238,213	$336,326	$79,126
Call - USD vs. CNH (E)	RBS	USD	7.55	08/16/2018	USD	59,245,827	314,003	20,262

Total							$650,329	$99,388

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$311,500,949	$17,387,209	$—	$328,888,158
Securities Lending Collateral	15,639,202	—	—	15,639,202
Repurchase Agreement	—	25,652,738	—	25,652,738
Over-the-Counter Foreign Exchange Options Purchased	—	99,388	—	99,388

Total Investments	$327,140,151	$43,139,335	$—	$370,279,486

LIABILITIES

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $15,303,404. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $99,388 or 0.0% of the Portfolio’s net assets.
(F)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

RBS	Royal Bank of Scotland PLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $266,874,938) (including securities loaned of $15,303,404)	$344,626,748
Repurchase agreement, at value (cost $25,652,738)	25,652,738
Receivables and other assets:
Shares of beneficial interest sold	263,600
Interest	1,154
Net income from securities lending	13,261

Total assets	370,557,501

Liabilities:
Due to custodian	76
Cash collateral received at broker:
OTC derivatives (A)	340,000
Payables and other liabilities:
Shares of beneficial interest redeemed	210,963
Investments purchased	10,723,747
Investment management fees	241,611
Distribution and service fees	21,901
Transfer agent costs	1,114
Trustees, CCO and deferred compensation fees	324
Audit and tax fees	16,474
Custody fees	8,007
Legal fees	2,881
Printing and shareholder reports fees	28,629
Other	1,926
Collateral for securities on loan	15,639,202

Total liabilities	27,236,855

Net assets	$343,320,646

Net assets consist of:
Capital stock ($0.01 par value)	$191,524
Additional paid-in capital	191,674,446
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	73,702,866
Net unrealized appreciation (depreciation) on:
Investments	77,751,810

Net assets	$343,320,646

Net assets by class:
Initial Class	$239,785,407
Service Class	103,535,239

Shares outstanding:
Initial Class	13,279,218
Service Class	5,873,210

Net asset value and offering price per share:
Initial Class	$18.06
Service Class	17.63

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$833,026
Interest income	27,013
Net income (loss) from securities lending	148,675
Withholding taxes on foreign income	(11,676)

Total investment income	997,038

Expenses:
Investment management fees	2,489,607
Distribution and service fees:
Service Class	214,565
Transfer agent costs	4,174
Trustees, CCO and deferred compensation fees	8,393
Audit and tax fees	21,478
Custody fees	38,135
Legal fees	20,822
Printing and shareholder reports fees	24,459
Other	7,954

Total expenses	2,829,587

Net investment income (loss)	(1,832,549)

Net realized gain (loss) on:
Investments	75,744,290
Foreign currency transactions	(1,308)

Net realized gain (loss)	75,742,982

Net change in unrealized appreciation (depreciation) on:
Investments	28,150,633

Net realized and change in unrealized gain (loss)	103,893,615

Net increase (decrease) in net assets resulting from operations	$102,061,066

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$(1,832,549)	$(737,546)
Net realized gain (loss)	75,742,982	20,080,362
Net change in unrealized appreciation (depreciation)	28,150,633	(25,988,902)

Net increase (decrease) in net assets resulting from operations	102,061,066	(6,646,086)

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(14,302,903)	(26,790,414)
Service Class	(6,062,132)	(9,185,222)

Total dividends and/or distributions from net realized gains	(20,365,035)	(35,975,636)

Capital share transactions:
Proceeds from shares sold:
Initial Class	20,278,298	8,444,902
Service Class	21,862,449	13,974,309

	42,140,747	22,419,211

Dividends and/or distributions reinvested:
Initial Class	14,302,903	26,790,414
Service Class	6,062,132	9,185,222

	20,365,035	35,975,636

Cost of shares redeemed:
Initial Class	(25,168,006)	(32,771,109)
Service Class	(7,450,008)	(12,477,042)

	(32,618,014)	(45,248,151)

Net increase (decrease) in net assets resulting from capital share transactions	29,887,768	13,146,696

Net increase (decrease) in net assets	111,583,799	(29,475,026)

Net assets:
Beginning of year	231,736,847	261,211,873

End of year	$343,320,646	$231,736,847

Capital share transactions - shares:
Shares issued:
Initial Class	1,203,656	570,098
Service Class	1,352,383	966,458

	2,556,039	1,536,556

Shares reinvested:
Initial Class	868,422	1,883,995
Service Class	376,764	658,439

	1,245,186	2,542,434

Shares redeemed:
Initial Class	(1,508,295)	(2,234,823)
Service Class	(465,173)	(874,556)

	(1,973,468)	(3,109,379)

Net increase (decrease) in shares outstanding:
Initial Class	563,783	219,270
Service Class	1,263,974	750,341

	1,827,757	969,611

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.45	$16.03		$15.68	$15.13	$10.32

Investment operations:
Net investment income (loss) (A)	(0.09)	(0.04	)(B)	(0.06)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	5.84	(0.20)		1.80	0.95	4.96

Total investment operations	5.75	(0.24)		1.74	0.91	4.95

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—	(0.08)
Net realized gains	(1.14)	(2.34)		(1.39)	(0.36)	(0.06)

Total dividends and/or distributions to shareholders	(1.14)	(2.34)		(1.39)	(0.36)	(0.14)

Net asset value, end of year	$18.06	$13.45		$16.03	$15.68	$15.13

Total return (C)	43.59%	(2.26)%		11.79%	6.00%	48.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$239,786	$170,984		$200,273	$204,432	$208,314
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.88%		0.87%	0.88%	0.88%
Including waiver and/or reimbursement and recapture	0.87%	0.87	%(B)	0.87%	0.88%	0.90%
Net investment income (loss) to average net assets	(0.54)%	(0.24	)%(B)	(0.39)%	(0.27)%	(0.05)%
Portfolio turnover rate	61%	39%		31%	29%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.18	$15.79		$15.51	$15.00	$10.24

Investment operations:
Net investment income (loss) (A)	(0.13)	(0.07	)(B)	(0.11)	(0.08)	(0.04)
Net realized and unrealized gain (loss)	5.72	(0.20)		1.78	0.95	4.92

Total investment operations	5.59	(0.27)		1.67	0.87	4.88

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—	(0.06)
Net realized gains	(1.14)	(2.34)		(1.39)	(0.36)	(0.06)

Total dividends and/or distributions to shareholders	(1.14)	(2.34)		(1.39)	(0.36)	(0.12)

Net asset value, end of year	$17.63	$13.18		$15.79	$15.51	$15.00

Total return (C)	43.26%	(2.50)%		11.45%	5.79%	47.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$103,535	$60,753		$60,939	$40,691	$36,515
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.13%		1.12%	1.13%	1.13%
Including waiver and/or reimbursement and recapture	1.12%	1.12	%(B)	1.12%	1.13%	1.15%
Net investment income (loss) to average net assets	(0.79)%	(0.50	)%(B)	(0.66)%	(0.52)%	(0.34)%
Portfolio turnover rate	61%	39%		31%	29%	30%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $14,327.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$15,639,202	$—	$—	$—	$15,639,202
Total Borrowings	$15,639,202	$—	$—	$—	$15,639,202

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$99,388	$—	$—	$—	$99,388
Total	$—	$99,388	$—	$—	$—	$99,388

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(273,054)	$—	$—	$—	$(273,054)
Total	$—	$(273,054)	$—	$—	$—	$(273,054)

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(440,413)	$—	$—	$—	$(440,413)
Total	$—	$(440,413)	$—	$—	$—	$(440,413)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value
Calls	Puts
$ 63,103	$ —

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Royal Bank of Scotland PLC	$99,388	$—	$(99,388)	$—	$—	$—	$—	$—

Total	$99,388	$—	$(99,388)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.830%
Over $500 million	0.705%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.90%	May 1, 2018
Service Class	1.15%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: Brokerage commissions incurred on security transactions placed with affiliates of the adviser or sub adviser.

For the year ended December 31, 2017, brokerage commissions are $1,060.

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	97.45%	97.45%
Service Class	1	88.58%	88.58%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 173,283,889	$ —	$ 170,797,766	$ —

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, passive foreign investment company gains and losses, ordinary loss netting to reduce short term capital gains, prior period adjustments and prior year non-real estate investment trust and return of capital reversals. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (119)	$ 1,832,549	$ (1,832,430)

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 292,690,387	$ 86,010,089	$ (8,420,990)	$ 77,589,099

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 20,365,035	$ —	$ —	$ 35,975,636	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 8,384,956	$ 65,480,621	$ —	$ —	$ —	$ 77,589,099

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Morgan Stanley Capital Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Morgan Stanley Capital Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Morgan Stanley Capital Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Morgan Stanley Capital Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $20,365,035 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

Over the course of 2017, historically low unemployment, a strong housing market, steadily improving access to consumer credit, easy financial conditions, limited inflationary pressures, and soaring consumer confidence helped push credit spreads lower and asset prices higher. Pro-growth policies, such as tax and regulatory reform, buoyed corporate earnings momentum.

Amid buoyant optimism and steady-but-not-stellar economic fundamentals, risk markets gained in the first quarter. With fiscal reforms under close scrutiny and the U.S. Federal Reserve (“Fed”) proceeding with policy tightening by hiking rates to the 0.75% – 1% range in March, credit spreads were only marginally tighter as issuance surged. The low-volatility equity markets were modestly higher over the quarter, but trended down from the February highs as crude oil prices took a tumble below $50/barrel.

In the second quarter, as the structural reform agenda stalled in Washington, D.C., the reflation trade faded, crude oil prices fell, and the U.S. dollar continued to weaken. Credit spreads were tight and valuations somewhat stretched, reflecting a broadly positive earnings season and a price supportive issuance environment. 10-year U.S. Treasury yields fell during the quarter, reflecting soft inflation data. The Fed moved forward with its second rate hike of the year and signaled they would soon begin the process of reversing quantitative easing. The U.S. Treasury curve flattened throughout the year, but steepened into the end of the quarter.

Politics and natural disasters dominated headlines in the third quarter, especially in August when North Korean nuclear tensions weighed on sentiment and instigated a brief flight-to-quality trade. Yet, with the global macro environment showing continued signs of improvement, investors eventually dismissed such risk-off events and instead focused on putting cash to work. Equities continued to set record highs, as credit spreads pressed tighter. The long-awaited proposal for tax reform, which was anticipated to be a net positive for financial markets and economic growth, gained momentum in the quarter. .

While central banks continued to be more dovish than hawkish, the Fed hiked interest rates three times over the year, the last of which came in December, leading to pressure on higher-quality bonds as the 10-year U.S. Treasury yield moved up to approximately the same level where it began the year. The yield curve flattened incessantly, and realized volatility plumbed multiyear lows. Commodity prices, particularly crude oil, staged a confident rally during the fourth quarter. Still, inflationary pressures remained benign both domestically and globally.

J.P. Morgan Investment Management Inc.

Performance in the U.S. equity markets in 2017 proved to be much stronger than most investors would have anticipated at the beginning of the year. The newly passed tax reform act, continued strength in the job market and the resulting hopes for greater capital investment led Wall Street analysts to raise earnings estimates throughout the year and lent support to the equity market. The S&P 500® finished the year up 21.83%, including dividends, hitting all-time highs numerous times.

The economic environment was robust. The U.S. Federal Reserve (“Fed”) raised interest rates three times, bringing the federal funds rate to a range between 1.25% – 1.50%. The Fed also increased the caps on its balance sheet run-off to $20 billion per month starting in the first quarter of 2018. The Federal Open Market Committee decision relied on evidence of underlying strength in the economy and the labor market, though, inflation has remained muted. The IHS Markit U.S. Manufacturing PMI™ (i.e., the Purchasing Managers Index) was strong over the year. The December number of 55.1 was the highest since March 2015 and signaled a solid improvement. U.S. strength was consistent with the J.P. Morgan Global Manufacturing PMI™ rising to 54.5 in December, nearly a seven-year high.

Legislative reform was perhaps the biggest political driver for the equity markets. After the failure to pass the American Health Care Act put the proposed tax plan in question, the early optimism around a legislative boost to corporate earnings waned. The eventual signing of the tax reform act in late December resulted in raised earnings estimates for many companies and gave investors renewed hope that 2018 may see an increase in investment spending.

The U.S. Consumer Price Index rose 0.4% in November, and 2.2% over the last 12 months, driven by a strong increase in the energy index. West Texas Intermediate crude oil rose during the year, supported by a continued drawdown of global inventories late in the year. This tightening in inventory was caused by a number of factors, including supply disruptions caused by hurricanes, increased compliance by Organization of the Petroleum Exporting Countries members and strong global demand.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Multi-Managed Balanced VP, Initial Class returned 14.14%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Bloomberg Barclays US Aggregate Bond Index, returned 21.83% and 3.54%, respectively.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

(unaudited)

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Active returns were driven mainly by spread compression, carry and yield-curve effects. The Portfolio remained positioned with a shorter than benchmark duration profile in an effort to help mitigate the risk of rising interest rates and to potentially capture additional yield by underweighting rate-sensitive U.S. Treasury and agency mortgage-backed securities. To offset these underweights, overweights were focused on several spread asset classes, including corporate bonds (investment grade and high yield), asset-backed securities (“ABS”), non-agency residential mortgage backed securities (“non-agency RMBS”), commercial mortgage-backed securities (“CMBS”) and emerging markets.

Both the underweighting of interest rate-sensitive assets and overweighting of spread asset classes benefited the overall performance. Spread compression was the primary positive driver. Additionally, the strong current income generated by corporate bonds and CMBS contributed positively. Curve positioning contributed to relative performance as front-end rates moved higher at a faster pace than longer term rates. The largest detractors from relative performance came from overweights in ABS and non-Agency RMBS and holdings in investment grade corporates, agency RMBS and emerging market bonds.

From a ratings perspective, strategically-underweighted AAA credits contributed notably to excess returns, as lower quality credits, which benefitted from spread compression, were the primary source of fixed income returns in 2017. Only A-rated exposures, which we overweighted, detracted.

J.P. Morgan Investment Management Inc.

The technology, energy and health services/systems sectors contributed to performance, while pharmaceuticals/medical technology, industrial cyclical and consumer staples detracted from results.

On the positive side, within the technology sector, an overweight in Adobe Systems, Inc. aided returns. The company’s earnings results throughout the year revealed upside to both revenue growth and overall earnings, as its digital media unit was a particular standout. Despite a slight reduction in organic growth for its digital marketing segment, Adobe Systems, Inc.’s deferred revenue disclosures were quite favorable. Also within the technology sector, an underweight for most of the year in International Business Machines Corp. contributed to the Portfolio, although we moved towards a small overweight position toward year end. International Business Machines Corp. has continued to show struggling revenue growth highlighted by its global technology services segment, which we believe may remain pressured near term. Nevertheless, Sterling B2B integrator and global business services bookings and incremental margins showed gradual improvement and we have continued to remain bullish on International Business Machines Corp. longer term.

On the negative side, within industrial cyclicals, an underweight in Boeing Co. weighed. Management was able to generate significant free cash flow by squeezing its supply chain, thereby refuting bears who had anticipated free-cash-flow deterioration. More notably, global air traffic growth continued at above-average rates, leading management and some investors to doubt the long-term cyclicality of the aerospace industry. We continue to think Boeing Co. has been over-earning in the short-term and feel that the industry is still cyclical. Thus, we reduced exposure as these temporary benefits play out. Within pharmaceuticals/medical technology, an overweight in Allergan PLC pressured performance. News broke detailing an increased likelihood that a generic version of the company’s key eye care product, Restasis, would be launched earlier than expected. Sales weakness from peers also served as a broad-based headwind for the stock at various points during the year. We were encouraged by the company’s earnings, as forward revenue guidance was reaffirmed and its earnings-per-share targets were increased. We continued to remain positive on the company for its attractive capital allocation efforts and strong product pipeline.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Brian W. Westhoff, CFA

Doug Weih, CFA

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaelle Zingone, CFA

Steven G. Lee

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.3%
Corporate Debt Securities	15.7
U.S. Government Obligations	8.7
U.S. Government Agency Obligations	6.4
Commercial Paper	4.9
Mortgage-Backed Securities	3.5
Asset-Backed Securities	3.2
Repurchase Agreement	1.2
Short-Term U.S. Government Obligations	1.0
Securities Lending Collateral	0.6
Foreign Government Obligations	0.4
Municipal Government Obligations	0.3
Certificates of Deposit	0.1
Preferred Stocks	0.0 *
Net Other Assets (Liabilities) ^	(6.3)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	14.14%	10.06%	7.20%	05/01/2002
S&P 500® (A)	21.83%	15.79%	8.50%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	4.01%
Service Class	13.82%	9.76%	6.93%	05/01/2003

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Generally, each subaccount has broad risks that apply to all subaccounts, such as market risk, as well as specific risks of investing in particular types of subaccounts.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,072.50	$3.50	$1,021.80	$3.41	0.67%
Service Class	1,000.00	1,070.60	4.80	1,020.60	4.69	0.92

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 60.3%
Aerospace & Defense - 0.9%
General Dynamics Corp.	31,399	$ 6,388,127
Harris Corp.	5,440	770,576
Northrop Grumman Corp.	19,452	5,970,013
United Technologies Corp.	20,522	2,617,991

		15,746,707

Air Freight & Logistics - 0.0% (A)
FedEx Corp.	2,219	553,729

Airlines - 0.4%
Delta Air Lines, Inc.	100,922	5,651,632
United Continental Holdings, Inc. (B)	25,646	1,728,540

		7,380,172

Auto Components - 0.3%
Aptiv PLC	34,126	2,894,909
Delphi Technologies PLC (B)	11,408	598,578
Lear Corp.	7,116	1,257,112

		4,750,599

Automobiles - 0.2%
Ford Motor Co.	277,798	3,469,697

Banks - 3.6%
Bank of America Corp.	733,925	21,665,466
Citigroup, Inc.	232,182	17,276,662
Citizens Financial Group, Inc.	32,900	1,381,142
Comerica, Inc.	26,300	2,283,103
KeyCorp	204,441	4,123,575
SunTrust Banks, Inc.	36,080	2,330,407
SVB Financial Group (B)	6,819	1,594,078
Wells Fargo & Co.	257,843	15,643,335

		66,297,768

Beverages - 1.6%
Coca-Cola Co.	60,362	2,769,409
Constellation Brands, Inc., Class A	20,824	4,759,742
Molson Coors Brewing Co., Class B	90,389	7,418,225
PepsiCo, Inc.	115,797	13,886,376

		28,833,752

Biotechnology - 1.5%
AbbVie, Inc.	20,370	1,969,983
Alexion Pharmaceuticals, Inc. (B)	11,648	1,392,984
Amgen, Inc.	3,000	521,700
Biogen, Inc. (B)	20,103	6,404,213
BioMarin Pharmaceutical, Inc. (B)	4,789	427,035
Celgene Corp. (B)	62,932	6,567,583
Gilead Sciences, Inc.	71,361	5,112,302
Vertex Pharmaceuticals, Inc. (B)	28,082	4,208,369

		26,604,169

Building Products - 0.4%
Allegion PLC	59,543	4,737,241
Masco Corp.	59,057	2,594,965

		7,332,206

Capital Markets - 2.0%
Bank of New York Mellon Corp.	125,078	6,736,701
Charles Schwab Corp.	164,114	8,430,536
Intercontinental Exchange, Inc.	58,978	4,161,488
Morgan Stanley	202,002	10,599,045
State Street Corp.	67,648	6,603,121

		36,530,891

	Shares	Value
COMMON STOCKS (continued)
Chemicals - 1.3%
Albemarle Corp.	5,495	$ 702,756
Celanese Corp., Series A	25,763	2,758,702
DowDuPont, Inc.	184,473	13,138,167
Eastman Chemical Co.	71,726	6,644,697
Mosaic Co.	6,572	168,637

		23,412,959

Communications Equipment - 0.2%
Cisco Systems, Inc.	81,895	3,136,579

Construction Materials - 0.0% (A)
Vulcan Materials Co.	5,500	706,035

Consumer Finance - 0.7%
American Express Co.	79,853	7,930,202
Capital One Financial Corp.	43,028	4,284,728

		12,214,930

Containers & Packaging - 0.3%
Crown Holdings, Inc. (B)	34,723	1,953,169
WestRock Co.	41,965	2,652,607

		4,605,776

Diversified Consumer Services - 0.0% (A)
H&R Block, Inc.	19,800	519,156

Diversified Financial Services - 1.0%
Berkshire Hathaway, Inc., Class B (B)	82,778	16,408,255
Voya Financial, Inc.	33,822	1,673,175

		18,081,430

Diversified Telecommunication Services - 0.4%
AT&T, Inc.	86,357	3,357,560
Verizon Communications, Inc.	89,705	4,748,086

		8,105,646

Electric Utilities - 1.5%
American Electric Power Co., Inc.	49,704	3,656,723
Duke Energy Corp.	22,153	1,863,289
Entergy Corp.	21,854	1,778,697
Exelon Corp.	106,465	4,195,786
NextEra Energy, Inc.	56,385	8,806,773
Xcel Energy, Inc.	163,296	7,856,171

		28,157,439

Electrical Equipment - 0.5%
Eaton Corp. PLC	105,779	8,357,599

Electronic Equipment, Instruments & Components - 0.3%
TE Connectivity, Ltd.	51,617	4,905,680

Energy Equipment & Services - 0.1%
Halliburton Co.	22,435	1,096,398

Equity Real Estate Investment Trusts - 1.5%
American Tower Corp.	10,609	1,513,586
AvalonBay Communities, Inc.	21,534	3,841,881
Boston Properties, Inc.	11,200	1,456,336
Brixmor Property Group, Inc.	27,100	505,686
Digital Realty Trust, Inc.	7,600	865,640
Equinix, Inc.	4,312	1,954,285
Equity Residential	41,935	2,674,195
Essex Property Trust, Inc.	2,232	538,738
Extra Space Storage, Inc.	18,302	1,600,510
Federal Realty Investment Trust	14,760	1,960,275
HCP, Inc.	47,365	1,235,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
Omega Healthcare Investors, Inc. (C)	14,810	$ 407,867
Prologis, Inc.	17,314	1,116,926
Public Storage	19,392	4,052,928
SBA Communications Corp. (B)	6,880	1,123,917
Vornado Realty Trust	29,365	2,295,756

		27,143,805

Food & Staples Retailing - 0.9%
Costco Wholesale Corp.	36,391	6,773,093
CVS Health Corp.	33,600	2,436,000
Kroger Co.	24,605	675,407
Walgreens Boots Alliance, Inc.	85,957	6,242,198

		16,126,698

Food Products - 0.7%
Archer-Daniels-Midland Co.	17,523	702,322
J.M. Smucker, Co.	2,753	342,033
Kraft Heinz Co.	16,495	1,282,651
Mondelez International, Inc., Class A	225,405	9,647,334

		11,974,340

Health Care Equipment & Supplies - 1.5%
Abbott Laboratories	131,174	7,486,100
Becton Dickinson and Co.	23,710	5,075,363
Boston Scientific Corp. (B)	232,089	5,753,486
Cooper Cos., Inc.	2,374	517,247
Danaher Corp.	33,690	3,127,106
Zimmer Biomet Holdings, Inc.	42,392	5,115,443

		27,074,745

Health Care Providers & Services - 1.6%
AmerisourceBergen Corp.	22,000	2,020,040
Cigna Corp.	37,511	7,618,109
McKesson Corp.	3,700	577,015
UnitedHealth Group, Inc.	83,196	18,341,390

		28,556,554

Hotels, Restaurants & Leisure - 0.6%
Hilton Worldwide Holdings, Inc.	35,878	2,865,217
McDonald’s Corp.	6,300	1,084,356
Royal Caribbean Cruises, Ltd.	41,918	4,999,979
Yum! Brands, Inc.	29,375	2,397,294

		11,346,846

Household Durables - 0.3%
D.R. Horton, Inc.	47,761	2,439,154
PulteGroup, Inc.	18,320	609,140
Toll Brothers, Inc.	48,747	2,340,831

		5,389,125

Household Products - 0.7%
Kimberly-Clark Corp.	45,814	5,527,917
Procter & Gamble Co.	77,201	7,093,228

		12,621,145

Industrial Conglomerates - 1.1%
General Electric Co.	292,649	5,106,725
Honeywell International, Inc.	92,886	14,244,997

		19,351,722

Insurance - 1.5%
American International Group, Inc.	108,638	6,472,652
Arthur J. Gallagher & Co.	30,819	1,950,226

	Shares	Value
COMMON STOCKS (continued)
Insurance (continued)
Brighthouse Financial, Inc. (B)	6,912	$ 405,320
Chubb, Ltd.	46,703	6,824,709
Everest Re Group, Ltd.	6,811	1,507,002
Hartford Financial Services Group, Inc.	15,732	885,397
MetLife, Inc.	166,267	8,406,460
XL Group, Ltd.	25,200	886,032

		27,337,798

Internet & Direct Marketing Retail - 1.3%
Amazon.com, Inc. (B)	17,863	20,890,242
Priceline Group, Inc. (B)	1,432	2,488,444

		23,378,686

Internet Software & Services - 3.5%
Alphabet, Inc., Class A (B)	18,050	19,013,870
Alphabet, Inc., Class C (B)	18,483	19,340,611
Facebook, Inc., Class A (B)	140,256	24,749,574

		63,104,055

IT Services - 2.6%
Accenture PLC, Class A	90,000	13,778,100
Fidelity National Information Services, Inc.	68,866	6,479,602
International Business Machines Corp.	33,893	5,199,864
Vantiv, Inc., Class A (B)	35,690	2,624,999
Visa, Inc., Class A	157,152	17,918,471
WEX, Inc. (B)	8,465	1,195,512

		47,196,548

Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	34,643	2,320,042
Illumina, Inc. (B)	9,393	2,052,277
Thermo Fisher Scientific, Inc.	17,937	3,405,877

		7,778,196

Machinery - 1.7%
Deere & Co.	29,726	4,652,416
Fortive Corp.	7,107	514,192
Ingersoll-Rand PLC	104,844	9,351,036
PACCAR, Inc.	31,528	2,241,010
Parker-Hannifin Corp.	9,066	1,809,392
Snap-on, Inc.	18,948	3,302,637
Stanley Black & Decker, Inc.	52,772	8,954,881

		30,825,564

Media - 2.4%
Charter Communications, Inc., Class A (B)	22,639	7,605,798
Comcast Corp., Class A	399,442	15,997,652
DISH Network Corp., Class A (B)	59,055	2,819,876
Sirius XM Holdings, Inc. (C)	282,934	1,516,526
Time Warner, Inc.	11,419	1,044,496
Twenty-First Century Fox, Inc., Class A	215,390	7,437,417
Walt Disney Co.	68,915	7,409,052

		43,830,817

Metals & Mining - 0.2%
Alcoa Corp. (B)	48,200	2,596,534
Freeport-McMoRan, Inc. (B)	36,222	686,769
Newmont Mining Corp.	22,965	861,647

		4,144,950

Multi-Utilities - 0.3%
CMS Energy Corp.	31,321	1,481,483
NiSource, Inc.	52,500	1,347,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Multi-Utilities (continued)
Public Service Enterprise Group, Inc.	10,700	$ 551,050
WEC Energy Group, Inc.	19,100	1,268,813

		4,649,021

Multiline Retail - 0.3%
Dollar Tree, Inc. (B)	51,938	5,573,467

Oil, Gas & Consumable Fuels - 3.6%
Anadarko Petroleum Corp.	60,330	3,236,101
Chevron Corp.	88,119	11,031,618
Concho Resources, Inc. (B)	29,314	4,403,549
Diamondback Energy, Inc. (B)	41,278	5,211,347
EOG Resources, Inc.	73,315	7,911,422
EQT Corp.	34,813	1,981,556
Exxon Mobil Corp.	136,166	11,388,924
Kinder Morgan, Inc.	199,923	3,612,609
Marathon Petroleum Corp.	56,100	3,701,478
Occidental Petroleum Corp.	70,248	5,174,468
ONEOK, Inc.	21,300	1,138,485
Pioneer Natural Resources Co.	42,611	7,365,311

		66,156,868

Personal Products - 0.2%
Estee Lauder Cos., Inc., Class A	25,800	3,282,792

Pharmaceuticals - 3.2%
Allergan PLC	37,326	6,105,787
Bristol-Myers Squibb Co.	125,531	7,692,540
Eli Lilly & Co.	102,547	8,661,120
Johnson & Johnson	89,359	12,485,239
Merck & Co., Inc.	111,291	6,262,345
Mylan NV (B)	27,065	1,145,120
Pfizer, Inc.	435,470	15,772,723

		58,124,874

Road & Rail - 1.2%
Canadian Pacific Railway, Ltd.	6,148	1,123,608
Norfolk Southern Corp.	51,857	7,514,079
Union Pacific Corp.	99,665	13,365,077

		22,002,764

Semiconductors & Semiconductor Equipment - 2.4%
Analog Devices, Inc.	106,894	9,516,773
Broadcom, Ltd.	44,268	11,372,449
Microchip Technology, Inc.	31,237	2,745,108
Micron Technology, Inc. (B)	36,400	1,496,768
NVIDIA Corp.	29,116	5,633,946
Texas Instruments, Inc.	130,351	13,613,858

		44,378,902

Software - 3.3%
Adobe Systems, Inc. (B)	70,352	12,328,484
CA, Inc.	4,400	146,432
Intuit, Inc.	7,000	1,104,460
Microsoft Corp.	489,350	41,858,999
Oracle Corp.	28,549	1,349,797
Symantec Corp.	28,610	802,797
Workday, Inc., Class A (B)	16,710	1,700,075

		59,291,044

Specialty Retail - 2.1%
Best Buy Co., Inc.	41,048	2,810,557
Home Depot, Inc.	74,165	14,056,492

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Lowe’s Cos., Inc.	100,190	$ 9,311,659
O’Reilly Automotive, Inc. (B)	13,273	3,192,687
Ross Stores, Inc.	62,862	5,044,676
TJX Cos., Inc.	61,031	4,666,430

		39,082,501

Technology Hardware, Storage & Peripherals - 2.7%
Apple, Inc.	271,081	45,875,038
HP, Inc.	190,257	3,997,299

		49,872,337

Textiles, Apparel & Luxury Goods - 0.4%
NIKE, Inc., Class B	79,664	4,982,983
PVH Corp.	19,300	2,648,153
VF Corp.	7,460	552,040

		8,183,176

Tobacco - 0.8%
Philip Morris International, Inc.	145,922	15,416,659

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (B)	35,281	2,240,696

Total Common Stocks (Cost $878,931,983)		1,096,236,012

PREFERRED STOCKS - 0.0% (A)
Banks - 0.0% (A)
Citigroup Capital XIII 3-Month LIBOR + 6.37%, 7.75% (D)	15,621	429,265

Capital Markets - 0.0% (A)
State Street Corp. Series D, Fixed until 03/15/2024, 5.90% (D)	3,072	84,357

Electric Utilities - 0.0% (A)
SCE Trust III Series H, Fixed until 03/15/2024, 5.75% (D)	1,280	34,624

Total Preferred Stocks (Cost $537,460)		548,246

	Principal	Value
ASSET-BACKED SECURITIES - 3.2%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (E)	$ 509,042	542,764
American Tower Trust #1 Series 2013-1A, Class 1A, 1.55%, 03/15/2043 (E)	2,292,000	2,288,891
Avis Budget Rental Car Funding AESOP LLC
Series 2013-1A, Class A,
1.92%, 09/20/2019 (E)	310,000	309,526
Series 2014-1A, Class A,
2.46%, 07/20/2020 (E)	720,000	721,027
BlueMountain CLO, Ltd. Series 2015-2A, Class A1, 3-Month LIBOR + 1.43%, 2.78% (D), 07/18/2027 (E)	910,000	914,286

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

ASSET-BACKED SECURITIES (continued)
BXG Receivables Note Trust Series 2015-A, Class A, 2.88%, 05/02/2030 (E)	$ 968,224	$ 964,733
CIFC Funding, Ltd.
Series 2013-2A, Class A1LR,
3-Month LIBOR + 1.21%, 2.56% (D), 10/18/2030 (E)	2,120,000	2,135,436
Series 2017-3A, Class A1,
3-Month LIBOR + 1.22%, 2.54% (D), 07/20/2030 (E)	2,500,000	2,513,205
Hertz Vehicle Financing II, LP
Series 2016-3A, Class A,
2.27%, 07/25/2020 (E)	725,000	721,517
Series 2016-4A, Class A,
2.65%, 07/25/2022 (E)	700,000	687,193
Hilton Grand Vacations Trust Series 2017-AA, Class A, 2.66%, 12/26/2028 (E)	418,747	415,796
ICG US CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.22%, 2.59% (D), 01/20/2030 (E)	1,100,000	1,099,419
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (E)	1,453,676	1,503,296
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (E)	1,728,142	1,730,651
Longfellow Place CLO, Ltd. Series 2013-1A, Class ARR, 3-Month LIBOR + 1.34%, 2.70% (D), 04/15/2029 (E)	395,000	398,375
MVW Owner Trust Series 2014-1A, Class A, 2.25%, 09/22/2031 (E)	284,357	280,386
New Residential Advanced Receivables Trust
Series 2016-T2, Class AT2,
2.58%, 10/15/2049 (E)	688,000	681,430
Series 2017-T1, Class AT1,
3.21%, 02/15/2051 (E)	2,700,000	2,702,529
NRZ Advance Receivables Trust Series 2016-T4, Class AT4, 3.11%, 12/15/2050 (E)	1,300,000	1,294,211
OCP CLO, Ltd. Series 2014-7A, Class A1AR, 3-Month LIBOR + 0.95%, 2.31% (D), 10/20/2026 (E)	500,000	500,345
Octagon Investment Partners 33, Ltd. Series 2017-1A, Class A1, 3-Month LIBOR + 1.19%, 2.59% (D), 01/20/2031 (E)	1,400,000	1,400,820
Ocwen Master Advance Receivables Trust
Series 2016-T2, Class AT2,
2.72%, 08/16/2049 (E)	1,000,000	993,600
Series 2017-T1, Class AT1,
2.50%, 09/15/2048 (E)	405,000	405,303
Orange Lake Timeshare Trust
Series 2015-AA, Class A,
2.88%, 09/08/2027 (E)	363,635	360,653
Series 2016-A, Class A,
2.61%, 03/08/2029 (E)	1,816,316	1,802,442

	Principal	Value

ASSET-BACKED SECURITIES (continued)
Palmer Square CLO, Ltd.
Series 2013-2A, Class A1AR,
3-Month LIBOR + 1.22%, 2.57% (D), 10/17/2027 (E)	$ 1,500,000	$ 1,511,172
Series 2015-2A, Class A1AR,
3-Month LIBOR + 1.27%, 2.63% (D), 07/20/2030 (E)	915,000	923,000
SBA Tower Trust Series 2014-1A, Class C, 2.90% (D), 10/15/2044 (E)	3,405,000	3,413,182
Sierra Receivables Funding Co. LLC Series 2017-1A, Class A, 2.91%, 03/20/2034 (E)	605,445	606,165
Sierra Timeshare Receivables Funding LLC
Series 2013-3A, Class B,
2.70%, 10/20/2030 (E)	71,733	71,680
Series 2014-1A, Class A,
2.07%, 03/20/2030 (E)	157,996	157,627
Series 2014-2A, Class A,
2.05% (D), 06/20/2031 (E)	134,562	134,288
Series 2015-1A, Class A,
2.40%, 03/22/2032 (E)	108,020	107,615
Series 2015-1A, Class B,
3.05%, 03/22/2032 (E)	112,520	112,549
Series 2016-2A, Class A,
2.33%, 07/20/2033 (E)	561,364	557,136
SilverLeaf Finance XVIII LLC Series 2014-A, Class A, 2.81%, 01/15/2027 (E)	110,883	110,553
SolarCity LMC Series III LLC Series 2014-2, Class A, 4.02%, 07/20/2044 (E)	566,697	546,828
SpringCastle America Funding LLC Series 2016-AA, Class A, 3.05%, 04/25/2029 (E)	1,036,006	1,042,431
SPS Servicer Advance Receivables Trust Series 2016-T2, Class AT2, 2.75%, 11/15/2049 (E)	600,000	599,250
Towd Point Mortgage Trust
Series 2015-3, Class A1B,
3.00% (D), 03/25/2054 (E)	1,734,575	1,742,082
Series 2015-4, Class A1B,
2.75% (D), 04/25/2055 (E)	2,273,960	2,274,708
Series 2015-5, Class A1B,
2.75% (D), 05/25/2055 (E)	906,221	906,429
Series 2015-6, Class A1B,
2.75% (D), 04/25/2055 (E)	612,604	611,956
Series 2016-1, Class A1B,
2.75% (D), 02/25/2055 (E)	1,106,740	1,107,005
Series 2016-2, Class A1A,
2.75% (D), 08/25/2055 (E)	2,061,665	2,061,068
Series 2016-3, Class A1,
2.25% (D), 04/25/2056 (E)	1,022,391	1,012,617
Series 2016-4, Class A1,
2.25% (D), 07/25/2056 (E)	1,360,508	1,349,408
Series 2017-1, Class A1,
2.75% (D), 10/25/2056 (E)	1,698,439	1,696,259

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

ASSET-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2017-2, Class A1,
2.75% (D), 04/25/2057 (E)	$ 1,453,618	$ 1,452,521
Series 2017-3, Class A1,
2.75% (D), 07/25/2057 (E)	1,023,316	1,021,655
Series 2017-6, Class A1,
2.75% (D), 10/25/2057 (E)	2,345,185	2,337,011
VSE VOI Mortgage LLC Series 2016-A, Class A, 2.54%, 07/20/2033 (E)	585,279	580,007
Welk Resorts LLC Series 2017-AA, Class A, 2.82%, 06/15/2033 (E)	1,704,486	1,695,197
Wellfleet CLO, Ltd. Series 2016-2A, Class A1, 3-Month LIBOR + 1.65%, 3.01% (D), 10/20/2028 (E)	1,125,000	1,131,394

Total Asset-Backed Securities (Cost $58,390,988)		58,240,627

CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Standard Chartered Bank 1.65% (D), 03/14/2018	1,000,000	1,000,000

Total Certificate of Deposit (Cost $1,000,000)		1,000,000

CORPORATE DEBT SECURITIES - 15.7%
Aerospace & Defense - 0.2%
Harris Corp. 5.55%, 10/01/2021	1,250,000	1,362,716
Northrop Grumman Corp. 2.55%, 10/15/2022	2,298,000	2,281,626

		3,644,342

Air Freight & Logistics - 0.1%
FedEx Corp. 4.90%, 01/15/2034	1,261,000	1,429,414
5.10%, 01/15/2044	215,000	250,204

		1,679,618

Airlines - 0.6%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	793,504	791,179
3.70%, 04/01/2028	1,637,311	1,674,151
Delta Air Lines Pass-Through Trust 4.75%, 11/07/2021	1,126,371	1,171,426
6.82%, 02/10/2024	2,318,724	2,637,549
Northwest Airlines Pass-Through Trust 7.03%, 05/01/2021	596,831	642,250
United Airlines Pass-Through Trust 3.75%, 03/03/2028	2,368,171	2,449,873
US Airways Pass-Through Trust 5.38%, 05/15/2023	1,202,934	1,266,967

		10,633,395

Auto Components - 0.0% (A)
BorgWarner, Inc. 3.38%, 03/15/2025	780,000	783,058

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.2%
Ford Motor Co. 4.35%, 12/08/2026	$ 1,580,000	$ 1,647,281
General Motors Co. 4.88%, 10/02/2023	640,000	692,591
6.25%, 10/02/2043	893,000	1,057,731

		3,397,603

Banks - 3.0%
Bank of America Corp.
Fixed until 10/01/2024, 3.09% (D), 10/01/2025, MTN	2,367,000	2,361,572
Fixed until 12/20/2027, 3.42% (D), 12/20/2028 (E)	410,000	410,088
4.45%, 03/03/2026, MTN	3,380,000	3,607,826
Bank One Capital III 8.75%, 09/01/2030	175,000	257,373
Bank One Corp. 8.00%, 04/29/2027	350,000	468,057
Barclays Bank PLC 10.18%, 06/12/2021 (E)	4,265,000	5,197,896
BNP Paribas SA Fixed until 03/14/2022, 6.75% (D), 03/14/2022 (C) (E) (F)	350,000	378,875
Citigroup, Inc. 1.70%, 04/27/2018	1,303,000	1,301,703
3-Month LIBOR + 0.95%, 2.31% (D), 07/24/2023	1,013,000	1,021,262
2.70%, 10/27/2022	703,000	695,489
Fixed until 01/10/2027, 3.89% (D), 01/10/2028	3,866,000	4,001,626
6.68%, 09/13/2043	75,000	103,797
Commerzbank AG 8.13%, 09/19/2023 (E)	2,630,000	3,145,042
Cooperatieve Rabobank UA 2.25%, 01/14/2019	265,000	265,285
Fixed until 06/30/2019, 11.00% (D), 06/30/2019 (E) (F)	4,219,000	4,714,732
Discover Bank 3.45%, 07/27/2026	1,078,000	1,064,149
First Horizon National Corp. 3.50%, 12/15/2020	470,000	479,955
HSBC Holdings PLC 4.25%, 03/14/2024	200,000	208,916
5.25%, 03/14/2044	201,000	235,699
Intesa Sanpaolo SpA 5.02%, 06/26/2024 (E)	615,000	629,712
JPMorgan Chase & Co. 3.25%, 09/23/2022	3,634,000	3,720,678
3.38%, 05/01/2023	1,517,000	1,541,973
Fixed until 05/01/2027, 3.54% (D), 05/01/2028	1,073,000	1,091,613
4.85%, 02/01/2044	1,010,000	1,193,102
6.40%, 05/15/2038	613,000	843,451
Fixed until 02/01/2024, 6.75% (D), 02/01/2024 (C) (F)	66,000	74,745
Nordea Bank AB 4.25%, 09/21/2022 (E)	4,458,000	4,677,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Royal Bank of Scotland Group PLC 6.00%, 12/19/2023	$ 275,000	$ 302,891
6.10%, 06/10/2023	479,000	527,457
6.40%, 10/21/2019	185,000	197,669
Societe Generale SA 5.00%, 01/17/2024 (E)	640,000	683,254
Svenska Handelsbanken AB 2.45%, 03/30/2021, MTN	2,000,000	1,997,227
Toronto-Dominion Bank Fixed until 09/15/2026, 3.63% (D), 09/15/2031	1,910,000	1,905,073
US Bank NA 2.13%, 10/28/2019	589,000	589,215
Wells Fargo & Co. 2.13%, 04/22/2019	790,000	789,876
Fixed until 05/27/2027, 3.58% (D), 05/22/2028, MTN	1,843,000	1,878,860
4.10%, 06/03/2026, MTN	668,000	700,479
5.38%, 11/02/2043	580,000	690,660
Fixed until 06/15/2024, 5.90% (D), 06/15/2024 (F)	178,000	190,407
Wells Fargo Bank NA 5.95%, 08/26/2036	431,000	552,373

		54,697,958

Beverages - 0.4%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	3,599,000	3,714,087
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	1,419,000	1,545,838
Constellation Brands, Inc. 3.70%, 12/06/2026	462,000	475,044
Pernod Ricard SA 5.75%, 04/07/2021 (E)	1,761,000	1,932,918

		7,667,887

Biotechnology - 0.2%
AbbVie, Inc. 3.20%, 05/14/2026	1,192,000	1,188,477
Biogen, Inc. 4.05%, 09/15/2025	982,000	1,039,151
Celgene Corp. 3.88%, 08/15/2025	1,132,000	1,171,718
Gilead Sciences, Inc. 2.95%, 03/01/2027	345,000	339,322
4.15%, 03/01/2047	311,000	330,803

		4,069,471

Building Products - 0.1%
Owens Corning 4.20%, 12/15/2022	1,680,000	1,761,568

Capital Markets - 1.5%
Ameriprise Financial, Inc. 3.70%, 10/15/2024	2,584,000	2,698,529
7.30%, 06/28/2019	1,180,000	1,265,082
Charles Schwab Corp. 3.20%, 03/02/2027	2,150,000	2,169,605
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	1,756,000	1,791,800
3.80%, 06/09/2023	1,515,000	1,562,411

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG 3-Month LIBOR + 1.31%, 2.75% (D), 08/20/2020	$ 280,000	$ 283,624
Goldman Sachs Group, Inc. 2.75%, 09/15/2020	1,050,000	1,055,247
5.75%, 01/24/2022	2,815,000	3,121,358
6.25%, 02/01/2041	175,000	235,830
6.75%, 10/01/2037	848,000	1,135,170
Macquarie Group, Ltd. 6.25%, 01/14/2021 (E)	2,297,000	2,517,634
Morgan Stanley 4.35%, 09/08/2026, MTN	627,000	657,007
5.00%, 11/24/2025	2,340,000	2,560,526
5.75%, 01/25/2021	3,210,000	3,498,051
UBS AG 7.63%, 08/17/2022	1,521,000	1,776,832
UBS Group Funding Switzerland AG 4.25%, 03/23/2028 (E)	1,474,000	1,553,137

		27,881,843

Chemicals - 0.1%
LyondellBasell Industries NV 5.00%, 04/15/2019	215,000	220,746
Monsanto Co. 4.40%, 07/15/2044	1,664,000	1,773,071

		1,993,817

Commercial Services & Supplies - 0.1%
CK Hutchison International 17 II, Ltd. 2.25%, 09/29/2020 (E)	595,000	589,210
ERAC USA Finance LLC 2.70%, 11/01/2023 (E)	615,000	598,443
3.85%, 11/15/2024 (E)	720,000	745,859
Hutchison Whampoa International 11, Ltd. 4.63%, 01/13/2022 (E)	600,000	637,481

		2,570,993

Communications Equipment - 0.0% (A)
Cisco Systems, Inc. 2.13%, 03/01/2019	225,000	225,253

Construction & Engineering - 0.2%
SBA Tower Trust 2.24%, 04/09/2043 (E)	280,000	280,035
2.88%, 07/10/2046 (E)	1,477,000	1,465,922
3.17%, 04/09/2047 (E)	1,490,000	1,483,208

		3,229,165

Construction Materials - 0.2%
LafargeHolcim Finance US LLC 4.75%, 09/22/2046 (E)	1,290,000	1,366,659
Martin Marietta Materials, Inc. 4.25%, 07/02/2024	1,905,000	2,003,810

		3,370,469

Consumer Finance - 0.6%
Ally Financial, Inc. 3.50%, 01/27/2019	1,525,000	1,532,625
4.13%, 03/30/2020	1,500,000	1,530,000
American Express Co. 3.00%, 10/30/2024	525,000	524,129
4.05%, 12/03/2042	300,000	318,789
BMW US Capital LLC 2.80%, 04/11/2026 (E)	1,775,000	1,735,360

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Capital One Financial Corp. 3.05%, 03/09/2022	$ 880,000	$ 886,167
Discover Financial Services 3.75%, 03/04/2025	3,690,000	3,714,360

		10,241,430

Containers & Packaging - 0.2%
International Paper Co. 4.75%, 02/15/2022	1,142,000	1,228,341
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC
5.13%, 07/15/2023 (E)	650,000	672,750
5.75%, 10/15/2020	1,254,994	1,273,819

		3,174,910

Diversified Consumer Services - 0.0% (A)
President & Fellows of Harvard College 3.62%, 10/01/2037	95,000	100,906

Diversified Financial Services - 0.1%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.50%, 05/15/2021	1,865,000	1,958,658

Diversified Telecommunication Services - 0.7%
AT&T, Inc.
3.00%, 06/30/2022	2,024,000	2,027,595
3.40%, 05/15/2025	2,055,000	2,020,374
4.35%, 06/15/2045	770,000	710,402
4.60%, 02/15/2021	285,000	299,953
5.00%, 03/01/2021	850,000	910,259
GTP Acquisition Partners I LLC 2.35%, 06/15/2045 (E)	210,000	208,237
Hughes Satellite Systems Corp. 7.63%, 06/15/2021	1,155,000	1,276,275
Sprint Capital Corp. 6.88%, 11/15/2028	175,000	176,094
Verizon Communications, Inc.
5.15%, 09/15/2023	2,331,000	2,593,573
5.50%, 03/16/2047	1,977,000	2,252,619

		12,475,381

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	550,000	561,192
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	114,000	142,051
8.88%, 11/15/2018	65,000	68,673
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	3,320,000	3,331,353
Duke Energy Progress LLC 3.60%, 09/15/2047	1,050,000	1,052,618
Entergy Arkansas, Inc. 3.70%, 06/01/2024	267,000	280,340
Jersey Central Power & Light Co. 7.35%, 02/01/2019	128,000	134,408
Niagara Mohawk Power Corp. 4.88%, 08/15/2019 (E)	347,000	360,215
Oncor Electric Delivery Co. LLC 4.10%, 06/01/2022	1,512,000	1,592,584
5.30%, 06/01/2042	75,000	94,348

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
PacifiCorp 3.60%, 04/01/2024	$ 1,631,000	$ 1,704,981
5.75%, 04/01/2037	150,000	193,665
Public Service Electric & Gas Co. 3.00%, 05/15/2025, MTN (C)	560,000	561,382

		10,077,810

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.88%, 01/12/2028	1,415,000	1,410,758

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.00%, 12/21/2020 (E)	1,352,000	1,369,512
Schlumberger Investment SA 3.65%, 12/01/2023	132,000	138,965
Weatherford International, Ltd. 5.95%, 04/15/2042	155,000	120,900

		1,629,377

Equity Real Estate Investment Trusts - 0.7%
CBL & Associates, LP 5.25%, 12/01/2023 (C)	1,036,000	978,344
EPR Properties 4.50%, 04/01/2025	955,000	977,367
4.75%, 12/15/2026	1,775,000	1,821,959
HCP, Inc. 3.40%, 02/01/2025	2,683,000	2,659,318
Hospitality Properties Trust 5.00%, 08/15/2022	1,250,000	1,333,900
Kilroy Realty, LP 4.25%, 08/15/2029	1,120,000	1,158,676
6.63%, 06/01/2020	900,000	979,655
Realty Income Corp. 3.88%, 07/15/2024	965,000	995,653
VEREIT Operating Partnership, LP 3.00%, 02/06/2019	620,000	622,980
4.13%, 06/01/2021	788,000	818,000

		12,345,852

Food & Staples Retailing - 0.4%
CVS Health Corp. 2.13%, 06/01/2021	2,065,000	2,015,252
5.30%, 12/05/2043	209,000	243,199
Kroger Co. 2.80%, 08/01/2022	714,000	711,408
Sysco Corp. 3.25%, 07/15/2027	1,045,000	1,041,483
Wal-Mart Stores, Inc. 3.63%, 12/15/2047	1,540,000	1,613,377
Walgreens Boots Alliance, Inc. 3.30%, 11/18/2021	2,101,000	2,136,068

		7,760,787

Food Products - 0.3%
Bunge, Ltd. Finance Corp. 3.75%, 09/25/2027	1,323,000	1,303,921
Conagra Brands, Inc. 3.20%, 01/25/2023	855,000	863,836
Danone SA 2.95%, 11/02/2026 (E)	1,151,000	1,120,732

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Kraft Heinz Foods Co. 2.80%, 07/02/2020	$ 880,000	$ 885,074
4.88%, 02/15/2025 (E)	535,000	567,187
Tyson Foods, Inc. 3.95%, 08/15/2024	676,000	710,930

		5,451,680

Health Care Equipment & Supplies - 0.4%
Abbott Laboratories 3.75%, 11/30/2026	2,249,000	2,309,422
Becton Dickinson and Co. 3.70%, 06/06/2027	1,674,000	1,686,907
Boston Scientific Corp. 2.65%, 10/01/2018	968,000	971,820
Medtronic, Inc. 4.63%, 03/15/2045	1,370,000	1,596,121

		6,564,270

Health Care Providers & Services - 0.1%
Anthem, Inc. 1.88%, 01/15/2018	306,000	305,979
Coventry Health Care, Inc. 5.45%, 06/15/2021	222,000	240,330
HCA Healthcare, Inc. 6.25%, 02/15/2021	645,000	683,700

		1,230,009

Household Durables - 0.0% (A)
D.R. Horton, Inc. 4.38%, 09/15/2022	842,000	886,788

Industrial Conglomerates - 0.4%
General Electric Co.
Fixed until 01/21/2021, 5.00% (D), 01/21/2021 (F)	4,428,000	4,563,497
5.50%, 01/08/2020, MTN	610,000	647,686
6.88%, 01/10/2039, MTN	1,419,000	2,044,766

		7,255,949

Insurance - 0.4%
Allstate Corp. 3.28%, 12/15/2026	997,000	1,012,031
American International Group, Inc. Fixed until 05/15/2038, 8.18% (D), 05/15/2068	42,000	57,120
Athene Global Funding 3.00%, 07/01/2022 (E)	997,000	986,804
Berkshire Hathaway Finance Corp. 3.00%, 05/15/2022	1,545,000	1,580,623
Brighthouse Financial, Inc. 3.70%, 06/22/2027 (E)	660,000	649,089
CNA Financial Corp. 5.88%, 08/15/2020	1,454,000	1,572,753
Fidelity National Financial, Inc. 5.50%, 09/01/2022	255,000	281,321
Hartford Financial Services Group, Inc. 5.13%, 04/15/2022	57,000	62,203
Lincoln National Corp. 8.75%, 07/01/2019	306,000	334,106
OneBeacon US Holdings, Inc. 4.60%, 11/09/2022	1,320,000	1,360,623

		7,896,673

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
IT Services - 0.0% (A)
Mastercard, Inc. 2.00%, 04/01/2019	$ 224,000	$ 223,826
3.38%, 04/01/2024	441,000	457,966

		681,792

Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.40%, 02/01/2019	972,000	974,369

Machinery - 0.0% (A)
Doosan Heavy Industries & Construction Co., Ltd. 2.13%, 04/27/2020 (E)	580,000	567,841

Media - 0.3%
Cablevision Systems Corp. 7.75%, 04/15/2018	315,000	318,937
Clear Channel Worldwide Holdings, Inc. 6.50%, 11/15/2022	1,240,000	1,258,600
Comcast Corp. 5.88%, 02/15/2018	426,000	428,197
NBCUniversal Enterprise, Inc. 5.25%, 03/19/2021 (E) (F)	200,000	212,500
NBCUniversal Media LLC 4.38%, 04/01/2021	1,440,000	1,526,227
4.45%, 01/15/2043	1,294,000	1,412,035

		5,156,496

Metals & Mining - 0.1%
Anglo American Capital PLC 4.00%, 09/11/2027 (E)	800,000	794,655
4.75%, 04/10/2027 (E)	365,000	382,017
Freeport-McMoRan, Inc. 3.88%, 03/15/2023	185,000	184,075
Rio Tinto Finance USA PLC 2.88%, 08/21/2022	4,000	4,051

		1,364,798

Multi-Utilities - 0.2%
CMS Energy Corp.
3.88%, 03/01/2024	87,000	91,013
4.88%, 03/01/2044	201,000	234,852
Dominion Energy, Inc. 2.58%, 07/01/2020	833,000	833,348
DTE Electric Co. 4.30%, 07/01/2044	1,519,000	1,703,704
Public Service Enterprise Group, Inc. 2.65%, 11/15/2022	650,000	644,282

		3,507,199

Oil, Gas & Consumable Fuels - 1.2%
Anadarko Petroleum Corp. 5.55%, 03/15/2026 (C)	1,700,000	1,907,373
Apache Corp. 4.25%, 01/15/2044	66,000	63,939
4.75%, 04/15/2043	85,000	87,358
BP Capital Markets PLC 3.12%, 05/04/2026	2,307,000	2,331,742
Continental Resources, Inc. 3.80%, 06/01/2024	365,000	360,894
Energy Transfer, LP 4.90%, 02/01/2024	659,000	696,895
5.15%, 02/01/2043	800,000	757,564
5.95%, 10/01/2043	740,000	786,789
7.60%, 02/01/2024	581,000	671,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
EnLink Midstream Partners, LP 4.85%, 07/15/2026	$ 574,000	$ 601,476
EOG Resources, Inc. 2.45%, 04/01/2020	371,000	372,061
Exxon Mobil Corp. 1.82%, 03/15/2019	640,000	638,978
3.04%, 03/01/2026	1,950,000	1,980,114
Husky Energy, Inc. 4.00%, 04/15/2024	185,000	193,254
Kerr-McGee Corp. 6.95%, 07/01/2024	190,000	223,968
Kinder Morgan Energy Partners, LP 4.15%, 02/01/2024	1,295,000	1,343,065
Nexen Energy ULC 5.88%, 03/10/2035	10,000	12,245
Noble Energy, Inc. 6.00%, 03/01/2041	95,000	112,355
Petrobras Global Finance BV 5.38%, 01/27/2021	615,000	639,600
6.25%, 03/17/2024	410,000	435,010
Petroleos Mexicanos 3.50%, 01/30/2023	1,515,000	1,483,185
6.88%, 08/04/2026	790,000	895,663
Petronas Capital, Ltd. 5.25%, 08/12/2019 (E)	1,490,000	1,553,282
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	1,290,000	1,305,196
Shell International Finance BV 2.50%, 09/12/2026 (C)	1,826,000	1,768,735
3.75%, 09/12/2046	266,000	271,299
TransCanada PipeLines, Ltd. 3.75%, 10/16/2023	160,000	167,174
4.63%, 03/01/2034	145,000	161,904
Western Gas Partners, LP 5.38%, 06/01/2021	259,000	274,641
Williams Cos., Inc. 3.70%, 01/15/2023	83,000	82,585
7.88%, 09/01/2021	109,000	125,895
Williams Partners, LP 5.40%, 03/04/2044	128,000	143,664

		22,449,086

Pharmaceuticals - 0.1%
Allergan Funding SCS 3.00%, 03/12/2020	307,000	309,762
Perrigo Finance Unlimited Co. 4.38%, 03/15/2026	940,000	964,457
Shire Acquisitions Investments Ireland DAC 3.20%, 09/23/2026	549,000	536,786

		1,811,005

Road & Rail - 0.2%
Aviation Capital Group LLC 2.88%, 01/20/2022 (C) (E)	973,000	972,201
7.13%, 10/15/2020 (E)	1,811,000	2,018,544
Burlington Northern Santa Fe LLC 3.00%, 03/15/2023	508,000	517,534
3.75%, 04/01/2024	48,000	50,808

		3,559,087

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment - 0.3%
Intel Corp. 2.88%, 05/11/2024	$ 1,548,000	$ 1,562,198
KLA-Tencor Corp. 4.13%, 11/01/2021	1,585,000	1,653,441
QUALCOMM, Inc. 3.25%, 05/20/2027	1,420,000	1,386,474

		4,602,113

Software - 0.1%
Microsoft Corp. 3.30%, 02/06/2027	2,262,000	2,333,256

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 2.40%, 05/03/2023	945,000	935,275
2.85%, 02/23/2023	1,376,000	1,394,641
Dell International LLC / EMC Corp. 6.02%, 06/15/2026 (E)	1,586,000	1,748,753
Hewlett Packard Enterprise Co. 3.60%, 10/15/2020	1,673,000	1,708,131
HP, Inc. 3.75%, 12/01/2020	45,000	46,437
Seagate HDD Cayman 4.88%, 06/01/2027	607,000	580,396

		6,413,633

Tobacco - 0.1%
BAT Capital Corp. 2.30%, 08/14/2020 (E)	486,000	483,327
3.56%, 08/15/2027 (E)	1,749,000	1,751,268
RJ Reynolds Tobacco Co. 8.13%, 06/23/2019	450,000	486,749

		2,721,344

Trading Companies & Distributors - 0.1%
International Lease Finance Corp. 8.25%, 12/15/2020	1,464,000	1,681,629

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV 3.13%, 07/16/2022	1,016,000	1,028,103
4.38%, 07/16/2042 (C)	250,000	265,160
Crown Castle Towers LLC 3.22%, 05/15/2042 (E)	3,306,000	3,339,159
4.88%, 08/15/2040 (E)	675,000	705,962
6.11%, 01/15/2040 (E)	2,476,000	2,610,057
Sprint Communications, Inc. 9.00%, 11/15/2018 (E)	996,000	1,048,390
Sprint Corp. 7.88%, 09/15/2023	200,000	213,000
T-Mobile USA, Inc. 6.84%, 04/28/2023	25,000	26,187

		9,236,018

Total Corporate Debt Securities (Cost $281,041,895)		285,127,344

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Brazil - 0.0% (A)
Brazil Government International Bond 4.25%, 01/07/2025 (C)	480,000	488,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia - 0.1%
Colombia Government International Bond 4.00%, 02/26/2024	$ 305,000	$ 316,285
4.50%, 01/28/2026 (C)	1,125,000	1,199,812

		1,516,097

Indonesia - 0.1%
Indonesia Government International Bond 4.75%, 01/08/2026 (E)	1,160,000	1,260,157
5.38%, 10/17/2023 (E)	400,000	445,676

		1,705,833

Mexico - 0.1%
Mexico Government International Bond 4.00%, 10/02/2023 (C)	1,790,000	1,873,235

Peru - 0.0% (A)
Peru Government International Bond 7.35%, 07/21/2025 (C)	160,000	207,280

Poland - 0.0% (A)
Republic of Poland Government International Bond 3.00%, 03/17/2023	405,000	411,781

Republic of Korea - 0.1%
Korea Development Bank 3.00%, 03/17/2019	874,000	877,211

Saudi Arabia - 0.0% (A)
Saudi Arabia Government International Bond 2.38%, 10/26/2021 (E)	705,000	687,699

Total Foreign Government Obligations (Cost $7,532,053)		7,767,296

MORTGAGE-BACKED SECURITIES - 3.5%
Aventura Mall Trust Series 2013-AVM, Class A, 3.74% (D), 12/05/2032 (E)	1,300,000	1,339,528
BB-UBS Trust
Series 2012-TFT, Class A,
2.89%, 06/05/2030 (E)	1,630,000	1,603,027
Series 2012-TFT, Class C,
3.47% (D), 06/05/2030 (E)	1,390,000	1,348,413
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (D), 11/05/2036 (E)	3,935,000	152,323
BBCMS Trust
Series 2013-TYSN, Class B,
4.04%, 09/05/2032 (E)	755,000	778,494
Series 2015-MSQ, Class B,
3.89%, 09/15/2032 (E)	1,150,000	1,175,738
BCAP LLC Trust
Series 2009-RR14, Class 1A1,
6.00% (D), 05/26/2037 (E)	11,250	11,276
Series 2009-RR6, Class 2A1,
3.46% (D), 08/26/2035 (E)	238,687	238,353
Series 2010-RR1, Class 12A1,
5.25% (D), 08/26/2036 (E)	68,162	68,938
Caesars Palace Las Vegas Trust Series 2017-VICI, Class A, 3.53%, 10/15/2034 (E)	1,800,000	1,840,775

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CGRBS Commercial Mortgage Trust Series 2013-VN05, Class B, 3.58% (D), 03/13/2035 (E)	$ 2,550,000	$ 2,601,959
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A3,
3.75%, 03/10/2047	185,000	193,761
Series 2014-GC19, Class A4,
4.02%, 03/10/2047	285,000	302,332
Citigroup Mortgage Loan Trust Series 2015-A, Class A1, 3.50% (D), 06/25/2058 (E)	743,687	752,633
COMM Mortgage Trust
Series 2013-CR11, Class AM,
4.72% (D), 08/10/2050	1,648,000	1,789,249
Series 2013-GAM, Class A2,
3.37%, 02/10/2028 (E)	170,000	171,494
Series 2013-WWP, Class B,
3.73%, 03/10/2031 (E)	1,900,000	1,997,355
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	890,000	938,752
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (E)	3,300,000	3,323,665
Series 2016-GCT, Class C,
3.46% (D), 08/10/2029 (E)	690,000	695,001
Commercial Mortgage Pass-Through Certificates Series 2012-LTRT, Class A2, 3.40%, 10/05/2030 (E)	1,690,000	1,675,771
Core Industrial Trust Series 2015-CALW, Class B, 3.25%, 02/10/2034 (E)	1,135,000	1,149,953
Credit Suisse Mortgage Capital Certificates Series 2009-11R, Class 5A1, 3.17% (D), 08/26/2036 (E)	294,213	296,135
CSMC Trust Series 2014-4R, Class 21A1, 1-Month LIBOR + 0.33%, 1.66% (D), 12/27/2035 (E)	791,902	769,764
Deutsche Alt-A Securities Mortgage Loan Trust Series 2007-RMP1, Class A2, 1-Month LIBOR + 0.15%, 1.70% (D), 12/25/2036	166,894	152,466
GS Mortgage Securities Corp. II Series 2013-KING, Class E, 3.44% (D), 12/10/2027 (E)	440,000	435,341
GS Mortgage Securities Trust Series 2013-G1, Class A2, 3.56% (D), 04/10/2031 (E)	1,830,837	1,805,964
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (E)	800,000	792,214
Jefferies Resecuritization Trust Series 2009-R7, Class 1A1, 3.35% (D), 02/26/2036 (E)	128,541	128,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2010-C1, Class B,
5.95%, 06/15/2043 (E)	$ 420,000	$ 418,109
Series 2012-WLDN, Class A,
3.91%, 05/05/2030 (E)	1,750,131	1,803,138
JPMorgan Resecuritization Trust Series 2014-2, Class 6A1, 3.29% (D), 05/26/2037 (E)	250,826	252,292
Merrill Lynch Mortgage Trust Series 2007-C1, Class A1A, 5.81% (D), 06/12/2050	11,921	11,914
Mill City Mortgage Loan Trust Series 2016-1, Class A1, 2.50% (D), 04/25/2057 (E)	615,414	611,638
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2012-C6, Class AS,
3.48%, 11/15/2045	1,380,000	1,408,196
Series 2013-C11, Class B,
4.37% (D), 08/15/2046	945,000	985,201
Morgan Stanley Capital Barclays Bank Trust Series 2016-MART, Class A, 2.20%, 09/13/2031 (E)	2,290,000	2,251,569
Morgan Stanley Resecuritization Trust Series 2014-R3, Class 2A, 3.00% (D), 07/26/2048 (E)	934,824	914,815
Motel 6 Trust Series 2017-MTL6, Class C, 1-Month LIBOR + 1.40%, 2.88% (D), 08/15/2034 (E)	4,530,572	4,530,585
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (D), 12/25/2052 (E)	443,225	455,686
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (D), 01/25/2054 (E)	365,682	372,904
Series 2014-2A, Class A3,
3.75% (D), 05/25/2054 (E)	1,310,636	1,330,063
Series 2014-3A, Class AFX3,
3.75% (D), 11/25/2054 (E)	360,645	368,433
Series 2015-2A, Class A1,
3.75% (D), 08/25/2055 (E)	763,499	782,012
Series 2016-2A, Class A1,
3.75% (D), 11/26/2035 (E)	808,229	826,232
Series 2016-3A, Class A1B,
3.25% (D), 09/25/2056 (E)	873,144	879,956
Series 2016-4A, Class A1,
3.75% (D), 11/25/2056 (E)	1,579,365	1,613,780
Series 2017-1A, Class A1,
4.00% (D), 02/25/2057 (E)	2,021,074	2,081,161
Series 2017-2A, Class A3,
4.00% (D), 03/25/2057 (E)	1,908,456	1,972,591
Series 2017-3A, Class A1,
4.00% (D), 04/25/2057 (E)	2,948,520	3,036,365
Series 2017-4A, Class A1,
4.00% (D), 05/25/2057 (E)	1,221,631	1,259,275
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (E)	2,169,000	2,233,394

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Palisades Center Trust Series 2016-PLSD, Class A, 2.71%, 04/13/2033 (E)	$ 1,911,000	$ 1,899,071
Provident Funding Mortgage Loan Trust Series 2005-1, Class 3A1, 1-Month LIBOR + 0.58%, 2.13% (D), 05/25/2035	405,928	394,024
SCG Trust
Series 2013-SRP1, Class A,
1-Month LIBOR + 1.65%, 3.13% (D), 11/15/2026 (E)	295,000	294,818
Series 2013-SRP1, Class AJ,
1-Month LIBOR + 1.95%, 3.43% (D), 11/15/2026 (E)	810,000	807,347
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (E)	916,000	929,394
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class C, 1-Month LIBOR + 2.50%, 3.98% (D), 06/15/2029 (E)	915,000	916,413

Total Mortgage-Backed Securities (Cost $64,453,466)		64,169,409

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.3%
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	55,000	80,906
State of California, General Obligation Unlimited 7.30%, 10/01/2039	765,000	1,141,273
7.60%, 11/01/2040	660,000	1,053,974
7.70%, 11/01/2030	580,000	666,907
7.95%, 03/01/2036	1,525,000	1,702,998
University of California, Revenue Bonds, Series AD, 4.86%, 05/15/2112	50,000	55,812

		4,701,870

Georgia - 0.0% (A)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	50,000	64,092

New Jersey - 0.0% (A)
New Jersey Turnpike Authority, Revenue Bonds, Series F, 7.41%, 01/01/2040	71,000	109,590

New York - 0.0% (A)
Metropolitan Transportation Authority, Revenue Bonds, Series E, 6.81%, 11/15/2040	60,000	85,753
New York City Water & Sewer System, Revenue Bonds, Series CC, 5.88%, 06/15/2044	55,000	76,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued) (A)
New York State Dormitory Authority, Revenue Bonds, Series H, 5.39%, 03/15/2040	$ 55,000	$ 69,395
Port Authority of New York & New Jersey, Revenue Bonds, Series 181, 4.96%, 08/01/2046	95,000	117,741

		348,976

Total Municipal Government Obligations (Cost $5,124,894)		5,224,528

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.4%
Federal Home Loan Mortgage Corp. 5.00%, 04/01/2018 - 08/01/2035	776,853	844,860
5.50%, 09/01/2018 - 06/01/2041	204,666	222,841
6.00%, 12/01/2037	76,521	86,471
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 3.53% (D), 07/25/2023	1,852,000	1,945,277
Federal National Mortgage Association 12-Month LIBOR + 1.52%, 2.03% (D), 02/01/2043	118,335	121,572
2.50%, TBA (G)	6,091,000	6,081,483
3.00%, TBA (G)	49,805,000	50,066,324
3.33% (D), 10/25/2023	245,000	253,719
3.50%, 07/01/2028 - 01/01/2029	645,093	670,260
3.50%, TBA (G)	31,963,000	32,839,378
4.00%, 06/01/2042	179,657	189,627
4.00%, TBA (G)	8,384,000	8,767,475
4.50%, 02/01/2025 - 06/01/2026	396,942	418,713
5.00%, 05/01/2018 - 11/01/2039	2,411,733	2,644,173
5.00%, TBA (G)	5,904,000	6,345,532
5.50%, 04/01/2037 - 12/01/2041	1,272,677	1,428,702
6.00%, 08/01/2036 - 06/01/2041	2,364,907	2,672,154
6.50%, 05/01/2040	184,293	206,022
Government National Mortgage Association, Interest Only STRIPS 0.79% (D), 02/16/2053	857,347	38,151

Total U.S. Government Agency Obligations (Cost $116,047,090)		115,842,734

U.S. GOVERNMENT OBLIGATIONS - 8.7%
U.S. Treasury - 8.0%
U.S. Treasury Bond 2.25%, 08/15/2046	5,679,000	5,122,857
2.50%, 02/15/2045 - 05/15/2046	12,009,000	11,437,175
2.75%, 08/15/2042	3,418,600	3,442,370
2.88%, 08/15/2045	5,077,000	5,206,702
3.00%, 05/15/2042	2,001,000	2,106,131
3.13%, 02/15/2042	3,089,000	3,320,554
3.50%, 02/15/2039	8,413,500	9,609,466
3.63%, 02/15/2044	11,217,700	13,112,001
4.50%, 02/15/2036	4,723,600	6,081,081
4.75%, 02/15/2037	7,403,000	9,862,473
5.25%, 02/15/2029	2,155,000	2,744,426

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note 0.75%, 01/31/2018	$ 6,962,000	$ 6,959,348
1.00%, 11/30/2019	12,918,000	12,705,559
1.13%, 06/30/2021 - 09/30/2021	3,675,000	3,554,725
1.25%, 11/30/2018	14,812,700	14,740,372
1.50%, 08/15/2026	921,000	856,890
1.63%, 03/31/2019 - 05/15/2026	21,782,800	21,023,756
1.75%, 11/30/2021 - 05/15/2023	2,613,000	2,558,762
1.88%, 11/30/2021	1,284,000	1,273,568
2.00%, 12/31/2021 - 02/15/2025	3,173,000	3,134,759
2.25%, 11/15/2024	1,157,400	1,151,432
2.25%, 11/15/2027 (C)	1,041,000	1,026,320
2.50%, 08/15/2023 - 05/15/2024	3,721,700	3,768,738

		144,799,465

U.S. Treasury Inflation-Protected Securities - 0.7%
U.S. Treasury Inflation-Indexed Bond 1.75%, 01/15/2028	1,611,902	1,811,677
2.50%, 01/15/2029	4,735,881	5,744,799
U.S. Treasury Inflation-Indexed Note 0.63%, 01/15/2024	6,234,073	6,343,227

		13,899,703

Total U.S. Government Obligations (Cost $157,907,809)		158,699,168

COMMERCIAL PAPER - 4.9%
Banks - 1.4%
ABN AMRO Bank NV 1.62% (H), 03/08/2018	6,550,000	6,530,907
Concord Minutemen Capital Co. LLC 1.49% (H), 02/06/2018	6,650,000	6,640,291
Macquarie Bank, Ltd. 1.42% (H), 01/08/2018	6,000,000	5,998,378
Sumitomo Mitsui Banking Corp. 1.63% (H), 03/14/2018	6,750,000	6,728,400

		25,897,976

Capital Markets - 0.4%
Cedar Spring Capital Co. 1.70% (H), 03/14/2018	6,800,000	6,777,288

Diversified Financial Services - 2.8%
Anglesea Funding PLC 1.48% (H), 01/08/2018	2,000,000	1,999,432
Atlantic Asset Securitization LLC 1.37% (H), 01/03/2018	4,000,000	3,999,700
Barton Capital Corp. 1.50% (H), 02/06/2018	900,000	898,668
1.58% (H), 03/05/2018	1,250,000	1,246,609
1.83% (H), 03/22/2018	2,900,000	2,888,400
Cancara Asset Securitisation LLC 1.36% (H), 01/05/2018	6,500,000	6,499,032
Gotham Funding Corp. 1.63% (H), 03/08/2018	4,300,000	4,287,387
Liberty Funding LLC 1.35% (H), 01/09/2018	600,000	599,823
1.50% (H), 03/06/2018	6,000,000	5,984,320
Mont Blanc Capital Corp. 1.73% (H), 03/20/2018	4,000,000	3,985,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Financial Services (continued)
NIEUW Amsterdam Receivable 1.37% (H), 01/03/2018	$ 5,800,000	$ 5,799,565
Sheffield Receivable 1.65% (H), 03/14/2018	2,000,000	1,993,520
Thunder Bay Funding LLC 1.75% (H), 03/19/2018	4,500,000	4,483,445
Victory Receivables 1.43% (H), 01/29/2018	6,500,000	6,492,872

		51,158,040

Software - 0.3%
Manhattan Asset Funding Co. LLC 1.34% (H), 01/05/2018	4,800,000	4,799,296

Total Commercial Paper (Cost $88,632,600)		88,632,600

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.0%
U.S. Treasury Bill 0.97% (H), 03/01/2018 (I)	60,000	59,877
0.98% (H), 03/01/2018 (I)	995,000	992,960
0.99% (H), 03/01/2018 (I)	95,000	94,806
1.00% (H), 03/01/2018 (I)	290,000	289,405
1.02% (H), 03/01/2018 (I)	35,000	34,928
1.04% (H), 01/04/2018	9,900,000	9,899,376
1.13% (H), 01/04/2018	4,682,000	4,681,705
1.38% (H), 03/22/2018	1,000,000	997,027

Total Short-Term U.S. Government Obligations (Cost $17,048,977)		17,050,084

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (H)	10,686,368	$ 10,686,368

Total Securities Lending Collateral (Cost $10,686,368)		10,686,368

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.54% (H), dated 12/29/2017, to be repurchased at $22,637,617 on 01/02/2018. Collateralized by U.S. Government Obligations, 1.25%, due 10/31/2018, and with a total value of $23,093,641.	$ 22,636,259	22,636,259

Total Repurchase Agreement (Cost $22,636,259)		22,636,259

Total Investments (Cost $1,709,971,842)		1,931,860,675
Net Other Assets (Liabilities) - (6.3)%		(113,881,202)

Net Assets - 100.0%		$ 1,817,979,473

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	81	03/16/2018	$10,765,812	$10,837,800	$71,988	$—

SECURITY VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,096,236,012	$—	$—	$1,096,236,012
Preferred Stocks	548,246	—	—	548,246
Asset-Backed Securities	—	58,240,627	—	58,240,627
Certificate of Deposit	—	1,000,000	—	1,000,000
Corporate Debt Securities	—	285,127,344	—	285,127,344
Foreign Government Obligations	—	7,767,296	—	7,767,296
Mortgage-Backed Securities	—	64,169,409	—	64,169,409
Municipal Government Obligations	—	5,224,528	—	5,224,528
U.S. Government Agency Obligations	—	115,842,734	—	115,842,734
U.S. Government Obligations	—	158,699,168	—	158,699,168
Commercial Paper	—	88,632,600	—	88,632,600
Short-Term U.S. Government Obligations	—	17,050,084	—	17,050,084
Securities Lending Collateral	10,686,368	—	—	10,686,368
Repurchase Agreement	—	22,636,259	—	22,636,259

Total Investments	$1,107,470,626	$824,390,049	$—	$1,931,860,675

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Futures Contracts (K)	$71,988	$—	$—	$71,988

Total Other Financial Instruments	$71,988	$—	$—	$71,988

LIABILITIES

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,459,702. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(E)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $177,493,521, representing 9.8% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at December 31, 2017.
(I)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $538,893.
(J)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(K)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $1,687,335,583) (including securities loaned of $10,459,702)	$1,909,224,416
Repurchase agreement, at value (cost $22,636,259)	22,636,259
Cash	60,871
Cash collateral pledged at broker:
TBA commitments	148,000
Receivables and other assets:
Shares of beneficial interest sold	287,005
Investments sold	241
When-issued, delayed-delivery, forward and TBA commitments sold	137,976
Interest	4,965,226
Dividends	1,022,717
Net income from securities lending	4,934

Total assets	1,938,487,645

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	63,974
Investments purchased	3,786,592
When-issued, delayed-delivery, forward and TBA commitments purchased	104,442,264
Investment management fees	960,685
Distribution and service fees	312,455
Transfer agent costs	6,223
Trustees, CCO and deferred compensation fees	1,365
Audit and tax fees	35,655
Custody fees	34,795
Legal fees	16,691
Printing and shareholder reports fees	109,607
Variation margin payable on futures contracts	39,285
Other	12,213
Collateral for securities on loan	10,686,368

Total liabilities	120,508,172

Net assets	$1,817,979,473

Net assets consist of:
Capital stock ($0.01 par value)	$1,218,323
Additional paid-in capital	1,506,866,855
Undistributed (distributions in excess of) net investment income (loss)	21,593,984
Accumulated net realized gain (loss)	66,339,486
Net unrealized appreciation (depreciation) on:
Investments	221,888,833
Futures contracts	71,988
Translation of assets and liabilities denominated in foreign currencies	4

Net assets	$1,817,979,473

Net assets by class:
Initial Class	$344,155,965
Service Class	1,473,823,508

Shares outstanding:
Initial Class	22,684,268
Service Class	99,148,030

Net asset value and offering price per share:
Initial Class	$15.17
Service Class	14.86

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$17,912,137
Interest income	17,209,825
Net income (loss) from securities lending	88,748
Withholding taxes on foreign income	(2,254)

Total investment income	35,208,456

Expenses:
Investment management fees	10,551,710
Distribution and service fees:
Service Class	3,380,777
Transfer agent costs	24,233
Trustees, CCO and deferred compensation fees	46,292
Audit and tax fees	55,216
Custody fees	217,159
Legal fees	124,200
Printing and shareholder reports fees	122,606
Other	57,500

Total expenses	14,579,693

Net investment income (loss)	20,628,763

Net realized gain (loss) on:
Investments	68,517,347
Futures contracts	2,544,075
Foreign currency transactions	409

Net realized gain (loss)	71,061,831

Net change in unrealized appreciation (depreciation) on:
Investments	125,222,721
Futures contracts	156,104
Translation of assets and liabilities denominated in foreign currencies	(70)

Net change in unrealized appreciation (depreciation)	125,378,755

Net realized and change in unrealized gain (loss)	196,440,586

Net increase (decrease) in net assets resulting from operations	$217,069,349

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$20,628,763	$12,366,713
Net realized gain (loss)	71,061,831	19,176,761
Net change in unrealized appreciation (depreciation)	125,378,755	42,420,606

Net increase (decrease) in net assets resulting from operations	217,069,349	73,964,080

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(2,851,441)	(3,038,174)
Service Class	(10,639,044)	(6,084,649)

Total dividends and/or distributions from net investment income	(13,490,485)	(9,122,823)

Net realized gains:
Initial Class	(3,729,512)	(10,287,149)
Service Class	(16,037,227)	(23,672,005)

Total dividends and/or distributions from net realized gains	(19,766,739)	(33,959,154)

Total dividends and/or distributions to shareholders	(33,257,224)	(43,081,977)

Capital share transactions:
Proceeds from shares sold:
Initial Class	13,667,614	14,654,620
Service Class	324,028,331	590,894,943

	337,695,945	605,549,563

Dividends and/or distributions reinvested:
Initial Class	6,580,953	13,325,323
Service Class	26,676,271	29,756,654

	33,257,224	43,081,977

Cost of shares redeemed:
Initial Class	(33,021,994)	(34,535,205)
Service Class	(64,348,265)	(11,244,527)

	(97,370,259)	(45,779,732)

Net increase (decrease) in net assets resulting from capital share transactions	273,582,910	602,851,808

Net increase (decrease) in net assets	457,395,035	633,733,911

Net assets:
Beginning of year	1,360,584,438	726,850,527

End of year	$1,817,979,473	$1,360,584,438

Undistributed (distributions in excess of) net investment income (loss)	$21,593,984	$13,641,568

Capital share transactions - shares:
Shares issued:
Initial Class	955,957	1,105,404
Service Class	23,483,470	44,917,003

	24,439,427	46,022,407

Shares reinvested:
Initial Class	462,471	995,170
Service Class	1,912,277	2,261,144

	2,374,748	3,256,314

Shares redeemed:
Initial Class	(2,285,356)	(2,607,518)
Service Class	(4,478,512)	(870,238)

	(6,763,868)	(3,477,756)

Net increase (decrease) in shares outstanding:
Initial Class	(866,928)	(506,944)
Service Class	20,917,235	46,307,909

	20,050,307	45,800,965

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$13.56	$13.11		$13.97	$13.57		$12.08

Investment operations:
Net investment income (loss) (A)	0.20	0.19	(B)	0.19	0.20	(C)	0.19	(C)
Net realized and unrealized gain (loss)	1.69	0.83		(0.18)	1.24		1.94

Total investment operations	1.89	1.02		0.01	1.44		2.13

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.13)		(0.19)	(0.20)		(0.21)
Net realized gains	(0.16)	(0.44)		(0.68)	(0.84)		(0.43)

Total dividends and/or distributions to shareholders	(0.28)	(0.57)		(0.87)	(1.04)		(0.64)

Net asset value, end of year	$15.17	$13.56		$13.11	$13.97		$13.57

Total return (D)	14.14%	7.87%		0.21%	10.81%		18.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$344,156	$319,369		$315,342	$347,751		$326,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.70%		0.73%	0.77	%(E)	0.82	%(E)
Including waiver and/or reimbursement and recapture	0.66%	0.69	%(B)	0.73%	0.77	%(E)	0.82	%(E)
Net investment income (loss) to average net assets	1.42%	1.45	%(B)	1.40%	1.46	%(C)	1.44	%(C)
Portfolio turnover rate	39%	35%		46%	86	%(F)	122	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$13.31	$12.89		$13.76	$13.39		$11.94

Investment operations:
Net investment income (loss) (A)	0.17	0.16	(B)	0.16	0.16	(C)	0.15	(C)
Net realized and unrealized gain (loss)	1.65	0.81		(0.18)	1.22		1.92

Total investment operations	1.82	0.97		(0.02)	1.38		2.07

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.11)		(0.17)	(0.17)		(0.19)
Net realized gains	(0.16)	(0.44)		(0.68)	(0.84)		(0.43)

Total dividends and/or distributions to shareholders	(0.27)	(0.55)		(0.85)	(1.01)		(0.62)

Net asset value, end of year	$14.86	$13.31		$12.89	$13.76		$13.39

Total return (D)	13.82%	7.64%		(0.06)%	10.50%		17.75%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,473,823	$1,041,215		$411,509	$330,408		$251,673
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	0.95%		0.98%	1.02	%(E)	1.07	%(E)
Including waiver and/or reimbursement and recapture	0.91%	0.94	%(B)	0.98%	1.02	%(E)	1.07	%(E)
Net investment income (loss) to average net assets	1.17%	1.20	%(B)	1.16%	1.21	%(C)	1.19	%(C)
Portfolio turnover rate	39%	35%		46%	86	%(F)	122	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Managed Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $12,237.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,915,659	$—	$—	$—	$1,915,659
Corporate Debt Securities	4,886,945	—	—	—	4,886,945
Foreign Government Obligations	2,826,445	—	—	—	2,826,445
U.S. Government Obligations	1,057,319	—	—	—	1,057,319
Total Securities Lending Transactions	$10,686,368	$—	$—	$—	$10,686,368
Total Borrowings	$10,686,368	$—	$—	$—	$10,686,368

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized appreciation on futures contracts (A) (B)	$—	$—	$71,988	$—	$—	$71,988
Total	$—	$—	$71,988	$—	$—	$71,988

(A)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$2,544,075	$—	$—	$2,544,075
Total	$—	$—	$2,544,075	$—	$—	$2,544,075

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$156,104	$—	$—	$156,104
Total	$—	$—	$156,104	$—	$—	$156,104

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
6,673	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $1 billion	0.65%
Over $1 billion up to $5 billion	0.59%
Over $5 billion	0.58%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.90%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	96.96%	96.96%
Service Class	1	87.16%	87.16%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 742,675,785	$ 96,395,449	$ 534,563,091	$ 68,938,501

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, futures contracts, corporate action reversals and REIT adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses, paydown gain/loss and corporate action deemed dividends. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 814,138	$ (814,138)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,712,771,852	$ 237,443,495	$ (18,354,672)	$ 219,088,823

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 15,562,902	$ 17,694,322	$ —	$ 11,058,319	$ 32,023,658	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,667,830	$ 58,138,302	$ —	$ —	$ (664)	$ 219,088,827

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Multi-Managed Balanced VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Managed Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $17,694,322 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

MARKET ENVIRONMENT

A continuation of the global synchronized recovery opened the second half of 2017 against a backdrop of benign inflationary presures. A mix of continued healthy global economic growth, a solid earnings season and the absence of hawkish surprises from major central banks helped markets to a strong finish in the fourth quarter, rounding out what was already a very strong year for equity markets.

Both developed market equities, as measured by the MSCI World Index (net), and emerging market equities, as measured by the MSCI Emerging Markets Index (net), delivered positive returns with emerging outperforming developed equities. Emerging markets were supported by stable Chinese economic data, higher commodity prices and improving exports. Within developed equities, Japanese equities were the best performer as a result of yen weakness and Prime Minister Abe winning a super majority in parliamentary elections. Conversely, eurozone and U.K. equities underperformed, as currency strength weighed on those markets.

U.S. yields dropped in July and August due to weaker inflation and heightened geopolitical tensions with North Korea. However, yields bounced back sharply in September as a result of inflation surprising to the upside, leading to modestly hawkish central bank commentary toward year-end, especially after the U.S. Federal Reserve issued upgraded growth projections after taking into account the potential impact of tax cuts. The U.S. interest rate curve flattened in the second half of the year as short-term rates rose more than the 10-year yield.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Multi-Manager Alternative Strategies VP, Initial Class returned 5.75%. By comparison, its primary and secondary benchmarks, the BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index and the HFRX Global Hedge Fund Index, returned 3.92% and 5.99%, respectively.

STRATEGY REVIEW

Over the fiscal year dated July 7, 2017 to December 31, 2017, the Transamerica Multi-Manager Alternative Strategies VP outperformed its primary benchmark.

The Transamerica Multi-Manager Alternative Strategies Portfolio VP is a fund-of-funds portfolio, which seeks to provide diversification for traditional portfolios and access to active security selection in a single-fund solution. By investing in both non-traditional asset classes (such as emerging markets equity and high yield fixed income) and “alternative” strategies (such as long/short equity and event driven), we aim to realize returns that are less dependent on traditional equities. We seek to combine thoughtful portfolio construction for the long term with dynamic views, which adjust based on the current economic cycle.

During the reporting period, all underlying strategies posted positive performance, primarily driven by alternative strategies. The long/short equity strategy was the single largest contributor to returns across both alternative and traditional assets. Managed futures and unconstrained bond strategies further contributed to returns.

Non-traditional assets posted positive performance across the board. Emerging market assets, both equity and debt, were the top contributors among traditional assets as U.S. dollar weakness, steady economic data from China and continued positive global growth allowed for emerging-market outperformance.

Christopher Lvoff, CFA

Lucy Xin

Raymond Chan, CFA

Co-Portfolio Managers

Goldman Sachs Asset Management

Asset Allocation	Percentage of Net Assets
U.S. Alternative Funds	31.8%
International Alternative Funds	30.5
International Fixed Income Funds	16.8
U.S. Fixed Income Funds	7.9
International Equity Funds	6.9
U.S. Mixed Allocation Fund	3.0
Net Other Assets (Liabilities)	3.1
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	10 Years or Since Inception of Class	Inception Date
Initial Class	5.75%	1.33%	10/31/2013
BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index (A)	3.92%	3.36%
HFRX Global Hedge Fund Index (B)	5.99%	1.24%
Service Class	4.76%	1.51%	10/31/2013

(A) The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index assumes a 3% wrap fee and is comprised of a single issue purchased at the beginning of the month, which is subsequently sold at the end of the month and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

(B) The HFRX Global Hedge Fund Index is designed to measure the daily performance of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage.

The BofA Merrill Lynch 3-Month Treasury Bill + 3% Wrap Index is an unmanaged index used as a general measure of market performance. The HFRX Global Hedge Fund Index is a passively-managed index designed to measure the daily performance of the overall composition of the hedge fund universe. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the since inception of Class calculation is based on the previous 10 years or Since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, an investing strategy of dividing money among many types of investments, can help investors manage risk but cannot guarantee a profit or guard against loss.

Alternative strategies are not suitable for all investors. Many alternative strategies use sophisticated and aggressive investment techniques. Certain alternative strategies may be tied to hard assets such as commodities, currencies and real estate and may be subject to greater volatility as they may be affected by overall market movements, changes in interest rates or factors affecting a particular industry, commodity or currency, and international economic, political, and regulatory developments.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,028.20	$0.00	$1,025.20	$0.00	0.00	%(E)
Service Class	1,000.00	1,029.50	4.09	1,021.20	4.08	0.80

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios (as disclosed in the table) do not include the expenses of the underlying funds in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(E)	Rounds to less than 0.01% or (0.01)%.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
INVESTMENT COMPANIES - 96.9%
International Alternative Funds - 30.5%
Transamerica Global Multifactor Macro (A)	31,845	$ 273,545
Transamerica Unconstrained Bond (A)	36,340	370,668

		644,213

International Equity Funds - 6.9%
Transamerica Developing Markets Equity (A)	2,822	35,083
Transamerica Emerging Markets Equity (A)	3,377	38,059
Transamerica Global Real Estate Securities (A)	5,041	71,980

		145,122

International Fixed Income Funds - 16.8%
Transamerica Emerging Markets Debt (A)	12,949	141,531
Transamerica Inflation Opportunities (A)	21,109	213,204

		354,735

U.S. Alternative Funds - 31.8%
Transamerica Arbitrage Strategy Liquidating Trust (B) (C) (D) (E) (F)	101	983
Transamerica Event Driven (A)	22,736	233,043

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Alternative Funds (continued)
Transamerica Long/Short Strategy (A)	35,439	$ 219,015
Transamerica Managed Futures Strategy (A)	27,633	218,298

		671,339

U.S. Fixed Income Funds - 7.9%
Transamerica Core Bond (A)	4,296	42,705
Transamerica High Yield Bond (A)	13,257	123,691

		166,396

U.S. Mixed Allocation Fund - 3.0%
Transamerica MLP & Energy Income (A)	8,380	63,691

Total Investment Companies (Cost $2,099,735)		2,045,496

Total Investments (Cost $2,099,735)		2,045,496
Net Other Assets (Liabilities) - 3.1%		64,589

Net Assets - 100.0%		$ 2,110,085

SECURITY VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$2,044,513	$—	$—	$2,044,513

Total	$2,044,513	$—	$—	$2,044,513

Investment Companies Measured at Net Asset Value (H)				983

Total Investments				$2,045,496

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Investment in the Class I2 shares of the affiliated series of Transamerica Funds.
(B)	Non-income producing security.
(C)	Issuer is affiliated with the Portfolio’s investment manager.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $983, representing less than 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $983 or less than 0.1% of the Portfolio’s net assets.
(F)	Restricted security. At December 31, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets

Investment Companies	Transamerica Arbitrage Strategy Liquidating Trust	09/18/2015	$1,012	$983	0.0	%(I)

(G)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(H)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(I)	Percentage rounds to less than 0.1% or (0.1)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Affiliated investments, at value (cost $2,099,735)	$2,045,496
Cash	78,653
Receivables and other assets:
Due from investment manager	895
Dividends	1,479

Total assets	2,126,523

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	59
Affiliated investments purchased	1,479
Distribution and service fees	445
Transfer agent costs	7
Trustees, CCO and deferred compensation fees	2
Audit and tax fees	13,708
Custody fees	413
Legal fees	21
Printing and shareholder reports fees	290
Other	14

Total liabilities	16,438

Net assets	$2,110,085

Net assets consist of:
Capital stock ($0.01 par value)	$2,106
Additional paid-in capital	2,172,641
Undistributed (distributions in excess of) net investment income (loss)	21,265
Accumulated net realized gain (loss)	(31,688)
Net unrealized appreciation (depreciation) on:
Affiliated investments	(54,239)

Net assets	$2,110,085

Net assets by class:
Initial Class	$10
Service Class	2,110,075

Shares outstanding:
Initial Class	1
Service Class	210,583

Net asset value and offering price per share:
Initial Class	$9.88	(A)
Service Class	10.02

(A)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from affiliated investments	$42,699
Interest income from unaffiliated investments	11

Total investment income	42,710

Expenses:
Investment management fees	4,268
Distribution and service fees:
Service Class	5,133
Transfer agent costs	29
Trustees, CCO and deferred compensation fees	56
Audit and tax fees	16,352
Custody fees	3,321
Legal fees	415
Printing and shareholder reports fees	4,318
Other	156

Total expenses before waiver and/or reimbursement and recapture	34,048

Expenses waived and/or reimbursed:
Service Class	(17,781)
Recapture of previously waived and/or reimbursed fees:
Service Class	159

Net expenses	16,426

Net investment income (loss)	26,284

Net realized gain (loss) on:
Unaffiliated investments	(14,722)
Distributions received from affiliated investments	20,404

Net realized gain (loss)	5,682

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	61,535

Net realized and change in unrealized gain (loss)	67,217

Net increase (decrease) in net assets resulting from operations	$93,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017		December 31, 2016
From operations:
Net investment income (loss)	$26,284		$21,275
Net realized gain (loss)	5,682		(31,322)
Net change in unrealized appreciation (depreciation)	61,535		51,147

Net increase (decrease) in net assets resulting from operations	93,501		41,100

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(0	)(A)	(0	)(A)
Service Class	(26,288)		(50,199)

Total dividends and/or distributions from net investment income	(26,288)		(50,199)

Capital share transactions:
Proceeds from shares sold:
Service Class	408,513		298,329

	408,513		298,329

Dividends and/or distributions reinvested:
Initial Class	0(A	)	0(A	)
Service Class	26,288		50,199

	26,288		50,199

Cost of shares redeemed:
Service Class	(332,704)		(420,231)

	(332,704)		(420,231)

Net increase (decrease) in net assets resulting from capital share transactions	102,097		(71,703)

Net increase (decrease) in net assets	169,310		(80,802)

Net assets:
Beginning of year	1,940,775		2,021,577

End of year	$2,110,085		$1,940,775

Undistributed (distributions in excess of) net investment income (loss)	$21,265		$21,269

Capital share transactions - shares:
Shares issued:
Service Class	41,342		30,585

	41,342		30,585

Shares reinvested:
Initial Class	0	(B)	0	(B)
Service Class	2,688		5,112

	2,688		5,112

Shares redeemed:
Service Class	(33,670)		(42,826)

	(33,670)		(42,826)

Net increase (decrease) in shares outstanding:
Initial Class	0	(B)	0	(B)
Service Class	10,360		(7,129)

	10,360		(7,129)

(A)	Rounds to less than $1.
(B)	Rounds to less than 1 or (1) share.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:

Initial Class
December 31, 2017	December 31, 2016	December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.49	$9.48	$10.16	$10.00	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.10	0.16	0.30	0.07	(0.01)
Net realized and unrealized gain (loss)	0.44	0.13	(0.86)	0.20	0.01

Total investment operations	0.54	0.29	(0.56)	0.27	0.00

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.28)	(0.04)	(0.05)	—
Net realized gains	—	—	(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	(0.15)	(0.28)	(0.12)	(0.11)	—

Net asset value, end of period/year	$9.88	$9.49	$9.48	$10.16	$10.00

Total return (D)	5.75%	3.06%	(5.60)%	2.68%	0.00	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$0	(F)	$0	(F)	$0	(F)	$0	(F)	$0	(F)
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	0.10%	0.00	%(H)	0.00	%(H)	8.62%	92.15	%(I)
Including waiver and/or reimbursement and recapture	0.10%	0.00	%(H)	0.00	%(H)	0.55%	0.60	%(I)
Net investment income (loss) to average net assets (C)	1.07%	1.72%	2.96%	0.69%	(0.60	)%(I)
Portfolio turnover rate (J)	78%	75%	88%	74%	8	%(E)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Not annualized.
(F)	Rounds to less than $1,000.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Rounds to less than 0.01% or (0.01)%.
(I)	Annualized.
(J)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013 (A)
Net asset value, beginning of period/year	$9.69	$9.75		$10.44	$10.25	$10.00

Investment operations:
Net investment income (loss) (B) (C)	0.13	0.11	(D)	0.30	0.17	0.04
Net realized and unrealized gain (loss)	0.33	0.09		(0.88)	0.13	0.21

Total investment operations	0.46	0.20		(0.58)	0.30	0.25

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.26)		(0.03)	(0.05)	—
Net realized gains	—	—		(0.08)	(0.06)	—

Total dividends and/or distributions to shareholders	(0.13)	(0.26)		(0.11)	(0.11)	—

Net asset value, end of period/year	$10.02	$9.69		$9.75	$10.44	$10.25

Total return (E)	4.76%	2.01%		(5.61)%	2.95%	2.50	%(F)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,110	$1,941		$2,022	$1,191	$170
Expenses to average net assets (G)
Excluding waiver and/or reimbursement and recapture	1.66%	1.37%		1.44%	8.88%	91.84	%(H)
Including waiver and/or reimbursement and recapture	0.80%	0.76	%(D)	0.80%	0.80%	0.80	%(H)
Net investment income (loss) to average net assets (C)	1.28%	1.07	%(D)	2.94%	1.63%	2.59	%(H)
Portfolio turnover rate (I)	78%	75%		88%	74%	8	%(F)

(A)	Commenced operations on October 31, 2013.
(B)	Calculated based on average number of shares outstanding.
(C)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the underlying funds in which the Portfolio invests.
(D)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.04% higher and 0.04% lower, respectively, had the custodian not reimbursed the Portfolio.
(E)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(F)	Not annualized.
(G)	Does not include expenses of the underlying funds in which the Portfolio invests.
(H)	Annualized.
(I)	Does not include portfolio activity of the underlying funds in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Portfolio’s Board. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Aegon USA Investment Management LLC (“AUIM”) is both an affiliate and a sub-adviser of the Portfolio.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, AUIM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, AUIM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

All of the Portfolio holdings in investment companies are considered affiliated. Interest, dividends, realized and unrealized gains (losses) are broken out within the Statement of Operations.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
Effective July 7, 2017
First $500 million	0.1925%
Over $500 million up to $1 billion	0.1725%
Over $1 billion up to $2 billion	0.1525%
Over $2 billion	0.1425%
Prior to July 7, 2017
First $500 million	0.2225%
Over $500 million up to $1 billion	0.2125%
Over $1 billion	0.2025%

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.55%	May 1, 2018
Service Class	0.80%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.55%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	2017	Total
$ 10,950	$ 12,081	$ 17,781	$ 40,812
Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%
Service Class	2	93.69%	93.69%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,598,160	$ 1,554,033

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 2,116,031	$ 36,510	$ (107,045)	$ (70,535)

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 12,206	$ 3,186

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $14,966.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 26,288	$ —	$ —	$ 50,199	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 21,265	$ —	$ (15,392)	$ —	$ —	$ (70,535)

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Manager Alternative Strategies VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from October 31, 2013 (commencement of operations) through December 31, 2013 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Multi-Manager Alternative Strategies VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from October 31, 2013 (commencement of operations) through December 31, 2013, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT

At a meeting of the Board of Trustees of Transamerica Series Trust (the “Trustees” or the “Board”) held on March 8-9, 2017, the Board considered the proposed investment subadvisory agreement (the “Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Goldman Sachs Asset Management, LP (“GSAM” or the “Sub-Adviser”) on behalf of Transamerica Multi-Manager Alternative Strategies VP (the “Portfolio”).

Following its review and consideration, the Board determined that the terms of the proposed Agreement were reasonable and that approval of the Agreement was in the best interests of the Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the Agreement for an initial two-year period.

Prior to reaching its decision, the Trustees requested and received from TAM and GSAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the proposed Agreement. In addition, the Independent Trustees consulted with independent legal counsel, discussing, among other things, the legal standards and certain other considerations relevant to the Board’s deliberations.

Among other matters, the Board considered:

(a)        that GSAM is an experienced and respected asset management firm that TAM believes has the capabilities, resources and personnel necessary to provide subadvisory services to the Portfolio based on an assessment of GSAM’s organization, investment talent, experience managing alternative strategies and the services GSAM previously provided to other Transamerica mutual funds;

(b)        that the management fee rate paid by the Portfolio would decrease at all asset levels;

(c)        that the total annual fund operating expenses paid by each share class of the Portfolio would decrease;

(d)        the fact that the subadvisory fees payable to GSAM would be paid by TAM and not the Portfolio;

(e)        that TAM advised the Board that the average daily net assets of the Portfolio and Transamerica Multi-Manager Alternative Strategies Portfolio will continue to be aggregated for purposes of calculating the subadvisory fees paid by TAM to GSAM;

(f)        the proposed responsibilities of GSAM for the Portfolio and the subadvisory services expected to be provided by it; and

(g)        that TAM recommended to the Board that GSAM be appointed as sub-adviser to the Portfolio based on, among other things, TAM’s desire to engage an investment sub-adviser with a proven track record; and

(h)        that TAM advised the Board that the appointment of GSAM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services.

In their deliberations, the Trustees evaluated a number of considerations that they believed, in light of the legal advice furnished to them by counsel, including independent legal counsel, and/or their own business judgment, to be relevant. The Trustees based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by GSAM under the Agreement, the Board considered, among other things, information provided by TAM and GSAM regarding the operations, facilities, organization and personnel of GSAM, the anticipated ability of GSAM to perform its duties under the Agreement, and the anticipated changes to the current investment programs and other practices of the Portfolio. The Board considered the proposed changes to the Portfolio’s principal investment strategies and the services to be provided by TAM for the portion of the management fee it would retain for the Portfolio. The Board considered that TAM has advised the Board that the appointment of GSAM is not expected to result in any diminution in the nature, extent and quality of services provided to the Portfolio and its investors, including compliance services. The Board considered that, although GSAM does not have prior experience managing mandates with strategies substantially similar to the strategy proposed for the Portfolio (as the proposed strategy will be implemented using underlying Transamerica funds), GSAM is an experienced and respected asset management firm and that TAM believes that GSAM has the multi asset class capabilities, resources and personnel necessary to provide subadvisory services to the Portfolio based on the assessment of GSAM’s organization, investment talent, experience managing multi asset class alternative strategies, and the subadvisory services GSAM has previously provided to other Transamerica mutual funds.

Based on their review of the materials provided and the information they had received from TAM and GSAM, the Trustees determined that GSAM can provide subadvisory services that are appropriate in scope and extent in light of the proposed investment programs for

Transamerica Series Trust	Annual Report 2017

Transamerica Multi-Manager Alternative Strategies VP

APPROVAL OF INVESTMENT SUBADVISORY AGREEMENT (continued)

the Portfolio and that GSAM’s appointment is not expected to adversely affect the nature, extent and quality of services provided to the Portfolio.

Investment Performance. The Board considered GSAM’s past performance, investment management experience, capabilities and resources. The Board reviewed the performance of Service Class shares of the Portfolio as compared to: (1) back-tested performance results of GSAM’s proposed strategy; (2) the Morningstar U.S. Insurance Multialternative Category median peer group (the “Morningstar Peer Group”); (3) the BofA Merrill Lynch 3-Month Treasury Bill +3%, the Portfolio’s primary benchmark; and (4) HFRX Global Hedge Fund Index USD, the Portfolio’s secondary benchmark. The Board noted that the Portfolio underperformed its Morningstar Peer Group for the 1-year time period as of January 31, 2017 and outperformed for the 3-year period. The Board also noted that the Portfolio underperformed its primary benchmark for the 3-year time period and outperformed for the 1-year period. The Board noted that, by comparison, GSAM’s proposed strategy, based on back-tested performance utilizing Transamerica underlying funds that correspond to actual historical investments of the strategy, had higher annualized returns versus the Portfolio’s current strategy for the 1-, 3-, 5- and 10-year time periods as of January 31, 2017. The Board also noted that GSAM’s proposed strategy generated a higher Shape ratio, had a lower risk profile (as measured by the standard deviation), and exhibited a similar or lower maximum drawdown than the Portfolio’s current strategy, which TAM believes indicates the potential for improved downside protection. The Board further noted that, for the 1-, 3-, 5- and 10-year time periods as of January 31, 2017, GSAM’s proposed strategy outperformed the Portfolio’s secondary benchmark, which TAM believes more appropriately reflects the proposed strategy’s investment profile.

The Board further noted that TAM believes that the appointment of GSAM will benefit investors by offering them the potential for improved performance based on back-tested comparisons, but were unable to predict what effect execution of the Agreement would actually have on the future performance of the Portfolio. On the basis of this information and the Board’s assessment of the nature, extent and quality of the services to be provided by GSAM, the Board concluded that GSAM is capable of generating a level of investment performance that is appropriate in light of the Portfolio’s proposed new principal investment strategy.

Subadvisory Fee, Cost of Services to be Provided and Profitability. The Board considered the proposed subadvisory fee schedule under the Agreement. The Board noted that the proposed subadvisory fee schedule payable by TAM to GSAM is lower than the subadvisory fee schedule for the existing Portfolio subadviser. The Board further noted that investors are expected to benefit from both a lower management fee schedule and lower overall expenses, which will better align the Portfolio’s fees and expenses with its peer group median. The Board also considered that, although the net management fee retained by TAM would increase, the proposed management fee rate payable by the Portfolio to TAM would decrease at all asset levels. It was also noted that TAM will waive a portion of the fees and expenses for the Portfolio. On the basis of these and other considerations, together with the other information they considered, the Trustees determined that the subadvisory fees to be received by GSAM under the Agreement are reasonable in light of the subadvisory services to be provided.

With respect to GSAM’s costs and profitability in providing subadvisory services to the Portfolio, the Board noted that the subadvisory fees are the product of arm’s-length negotiation between TAM and GSAM. As a result, the Board did not consider GSAM’s anticipated profitability as material to its decision to approve the Agreement. The Board considered that the proposed fee schedule, and the aggregation of the average daily net assets of the Portfolio with the Transamerica Multi-Manager Alternative Strategies Portfolio for purposes of calculating the subadvisory fees paid by TAM to GSAM, would result in an increase in the net management fees retained by TAM.

Economies of Scale. In evaluating the extent to which the subadvisory fees payable under the Agreement reflect economies of scale or would permit economies of scale to be realized in the future, the Board considered the subadvisory fee schedule and the existence of breakpoints in both the management and subadvisory fee schedules. The Board also considered that TAM believes that the appointment of GSAM as sub-adviser has the potential to attract additional assets because of GSAM’s asset management capabilities. The Trustees concluded that, in the future, they would have the opportunity to periodically reexamine the appropriateness of the management fees payable by the Portfolio to TAM, and subadvisory fees payable by TAM to GSAM, in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board considered incidental benefits expected to be derived by GSAM from its relationship with the Portfolio. The Board noted that TAM would not realize soft dollar benefits from its relationship with GSAM, and that GSAM may engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board, including all of the Independent Trustees, concluded that the approval of the Agreement was in the best interests of the Portfolio and its investors and unanimously approved the Agreement.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

MARKET ENVIRONMENT

Low volatility, high risk appetite, and generally stable market conditions characterized 2017. With the CBOE Volatility Index spending the majority of the period near historic lows, global equities and risk assets rallied.

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers as well as by solid fundamentals that helped to bolster risk appetites. Volatility remained relatively low, equities rallied and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over the adherence of the Organization of the Petroleum Exporting Countries to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to support risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to market uncertainty. The U.S. yield curve continued to flatten in Q2, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact stimulative fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities underperforming like-duration nominal treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter: the U.S. Federal Reserve (“Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after not having lifted rates since 2010.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

PERFORMANCE

For the year ended December 31, 2017, Transamerica PIMCO Tactical – Balanced VP, Initial Class returned 12.42%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Balanced VP Blended Benchmark, returned 21.83% and 13.35%, respectively.

STRATEGY REVIEW

Amid the subdued volatility described above, the Portfolio maintained its near-maximum equity exposure throughout the period. An overweight to equities, obtained via exposure to S&P 500® Index futures, was positive for absolute and relative performance as U.S. equities ended the period higher. However, investment in S&P 500® put options (used to hedge against equity market shocks) more than offset relative equity gains as the index delivered positive returns during every month of 2017. The fixed income component of the Portfolio also contributed to performance. Positioning in credit (both investment grade and high yield) was additive as credit spreads ended the year broadly tighter. Exposure to the securitized sector, including Agency and non-Agency mortgage-backed securities, contributed as the outlook for housing remained strong. U.S. duration and curve strategies, which were partially facilitated through the use of futures, swaps, and options, added to performance as defensive positioning in the front end of the curve and a preference for intermediate maturities benefited from an overall flattened yield curve. Outside the U.S., defensive duration positioning in the U.K. and Eurozone and an underweight to external emerging market debt detracted over the period.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	6.86
Duration †	3.86

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	64.2%
Corporate Debt Securities	32.8
U.S. Government Obligations	31.0
U.S. Government Agency Obligations	9.5
Asset-Backed Securities	4.0
Foreign Government Obligations	3.3
Mortgage-Backed Securities	2.3
Short-Term Foreign Government Obligations	0.9
Exchange-Traded Options Purchased	0.9
Municipal Government Obligations	0.5
Securities Lending Collateral	0.4
Short-Term U.S. Government Obligations	0.3
Certificates of Deposit	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Net Other Assets (Liabilities) ^	(50.4)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	12.42%	7.06%	4.95%	05/01/2009
S&P 500® (A)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical - Balanced VP Blended Benchmark (A) (B) (C) (D) (E) (F)	13.35%	8.41%	10.18%
Service Class	12.04%	6.77%	4.68%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Balanced VP Blended Benchmark is composed of the following benchmarks: 40% Bloomberg Barclays US Government/Credit Index, 35% S&P 500®, 10% MSCI EAFE Index, 10% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,063.40	$4.94	$1,020.40	$4.84	0.95%
Service Class	1,000.00	1,061.70	6.24	1,019.20	6.11	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 4.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2004-R3, Class M1, 1-Month LIBOR + 0.78%, 2.33% (A), 05/25/2034	$ 521,254	$ 520,198
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.47% (A), 04/25/2026 (B)	700,000	700,830
Babson CLO, Ltd. Series 2014-IIA, Class AR, 3-Month LIBOR + 1.15%, 2.50% (A), 10/17/2026 (B)	400,000	400,382
BlueMountain CLO, Ltd. Series 2013-3A, Class AR, 3-Month LIBOR + 0.89%, 2.27% (A), 10/29/2025 (B)	700,000	700,296
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3A, Class A1AR, 3-Month LIBOR + 1.15%, 2.52% (A), 07/27/2026 (B)	1,500,000	1,504,757
Series 2014-5A, Class A1R, 3-Month LIBOR + 1.14%, 2.50% (A), 10/16/2025 (B)	600,000	601,576
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 3-Month LIBOR + 1.21%, 2.58% (A), 07/27/2026 (B)	700,000	701,651
Colony Starwood Homes Trust Series 2016-1A, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 07/17/2033 (B)	1,085,166	1,091,223
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 01/16/2026 (B)	1,800,000	1,800,268
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 04/20/2027 (B)	1,200,000	1,205,309
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.26% (A), 10/15/2027 (B)	1,400,000	1,399,294
FFMLT Trust
Series 2005-FF2, Class M3, 1-Month LIBOR + 0.72%, 2.27% (A), 03/25/2035	10,813	10,822
Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.44% (A), 03/25/2035	400,000	402,687
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 01/20/2026 (B)	1,600,000	1,600,319
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	2,200,000	2,168,222

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.46% (A), 10/22/2025 (B)	$ 1,300,000	$ 1,303,166
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.59% (A), 10/17/2025 (B)	800,000	802,748
KVK CLO, Ltd. Series 2013-2A, Class AR, 3-Month LIBOR + 1.15%, 2.51% (A), 01/15/2026 (B)	700,000	700,111
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.25% (A), 12/26/2031 (B)	52,378	52,411
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 3-Month LIBOR + 1.13%, 2.49% (A), 07/20/2026 (B)	800,000	800,810
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 2.58% (A), 10/20/2026 (B)	700,000	702,445
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 3-Month LIBOR + 1.13%, 2.48% (A), 01/17/2026 (B)	700,000	700,121
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.50% (A), 11/25/2065 (B)	621,326	622,904
Progress Residential Trust Series 2016-SFR1, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 09/17/2033 (B)	991,034	1,002,180
SHACKLETON CLO, Ltd. Series 2013-4A, Class AR, 3-Month LIBOR + 1.12%, 2.48% (A), 01/13/2025 (B)	300,000	300,045
SLC Private Student Loan Trust Series 2006-A, Class A5, 3-Month LIBOR + 0.17%, 1.53% (A), 07/15/2036	10,859	10,859
SMB Private Education Loan Trust
Series 2016-B, Class A2B, 1-Month LIBOR + 1.45%, 2.93% (A), 02/17/2032 (B)	1,900,000	1,965,131
Series 2016-C, Class A1, 1-Month LIBOR + 0.55%, 2.03% (A), 11/15/2023 (B)	603,377	604,450
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.18%, 2.53% (A), 04/18/2026 (B)	300,000	300,344
TICP CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.18%, 2.54% (A), 01/20/2027 (B)	800,000	803,053

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 04/15/2026 (B)	$ 700,000	$ 700,643
Westlake Automobile Receivables Trust Series 2016-3A, Class A2, 1.42%, 10/15/2019 (B)	639,675	638,866

Total Asset-Backed Securities (Cost $26,560,366)		26,818,121

CERTIFICATE OF DEPOSIT - 0.2%
Banks - 0.2%
Barclays Bank PLC 1.94% (A), 09/04/2018	1,500,000	1,500,000

Total Certificate of Deposit (Cost $1,500,000)		1,500,000

CORPORATE DEBT SECURITIES - 32.8%
Aerospace & Defense - 0.2%
Northrop Grumman Corp.
2.93%, 01/15/2025	400,000	397,624
3.25%, 01/15/2028	400,000	400,584
Rolls-Royce PLC 3.63%, 10/14/2025 (B)	200,000	206,270

		1,004,478

Airlines - 1.0%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	1,131,755	1,169,103
American Airlines Pass-Through Trust
3.00%, 04/15/2030	583,432	570,299
3.25%, 04/15/2030	194,490	194,003
Continental Airlines Pass-Through Trust
4.00%, 04/29/2026	39,872	41,560
5.50%, 04/29/2022	31,767	33,156
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	2,952,938	2,982,467
United Airlines Pass-Through Trust
2.88%, 04/07/2030	900,000	882,675
3.10%, 04/07/2030	900,000	883,980

		6,757,243

Banks - 10.2%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B) (C)	2,300,000	2,392,562
Bank of America Corp.
2.63%, 10/19/2020, MTN	950,000	957,976
Fixed until 12/20/2027, 3.42% (A), 12/20/2028 (B) (D)	5,413,000	5,414,163
6.88%, 04/25/2018, MTN	220,000	223,361
Bank of America NA 1.75%, 06/05/2018	1,210,000	1,209,484
Bank of Montreal 1.75%, 06/15/2021 (B)	1,600,000	1,561,046
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3-Month LIBOR + 0.55%, 2.04% (A), 03/05/2018 (B)	900,000	900,123
2.30%, 03/05/2020 (B)	350,000	348,739

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Barclays PLC
3.65%, 03/16/2025	$ 1,200,000	$ 1,197,860
4.34%, 01/10/2028	600,000	620,979
Citigroup, Inc.
3-Month LIBOR + 0.86%, 2.38% (A), 12/07/2018	1,310,000	1,315,679
2.40%, 02/18/2020	4,800,000	4,794,383
4.40%, 06/10/2025	1,200,000	1,266,641
Citizens Bank NA 2.30%, 12/03/2018, MTN	300,000	300,205
Cooperatieve Rabobank UA
3.75%, 07/21/2026	1,000,000	1,013,036
3.88%, 02/08/2022	2,500,000	2,625,963
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	2,500,000	2,441,663
HSBC USA, Inc.
3-Month LIBOR + 0.61%, 2.02% (A), 11/13/2019	460,000	462,601
2.38%, 11/13/2019	550,000	550,638
2.75%, 08/07/2020	1,770,000	1,779,705
ING Bank NV 3-Month LIBOR + 0.55%, 2.15% (A), 03/16/2018 (B)	900,000	900,657
JPMorgan Chase & Co.
2.75%, 06/23/2020	4,500,000	4,539,294
3.25%, 09/23/2022	200,000	204,770
3.90%, 07/15/2025	215,000	225,394
Lloyds Banking Group PLC 5.30%, 12/01/2045 (C)	200,000	237,026
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	750,000	750,722
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 3.36% (A), 03/01/2021	2,400,000	2,496,722
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	200,296
MUFG Americas Holdings Corp. 3-Month LIBOR + 0.57%, 1.97% (A), 02/09/2018	114,000	114,018
2.25%, 02/10/2020	41,000	40,777
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,600,000	1,580,050
Nykredit Realkredit A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	DKK 4,500,000	726,267
1.00%, 01/01/2018	600,000	96,649
2.00%, 01/01/2018	1,700,000	273,864
2.00%, 04/01/2018 (E)	5,900,000	956,207
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	19,200,000	3,102,840
2.00%, 01/01/2018 - 04/01/2018	4,500,000	728,046
Royal Bank of Scotland Group PLC Fixed until 08/15/2021, 8.63% (A), 08/15/2021 (F)	$ 1,000,000	1,126,250
Santander Holdings USA, Inc. 2.70%, 05/24/2019	1,500,000	1,503,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander UK Group Holdings PLC
2.88%, 10/16/2020	$ 1,660,000	$ 1,665,486
3.13%, 01/08/2021	200,000	201,881
Santander UK PLC 2.38%, 03/16/2020	3,400,000	3,400,851
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (E)	400,000	412,000
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049( E) (F)	EUR 700,000	1,042,225
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 1,790,000	1,798,652
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	400,000	380,770
Swedbank AB 2.20%, 03/04/2020 (B)	1,190,000	1,185,094
Wells Fargo & Co. 3-Month LIBOR + 0.40%, 1.97% (A), 09/14/2018	900,000	901,343
2.50%, 03/04/2021	400,000	399,817
2.55%, 12/07/2020, MTN	160,000	160,648
2.60%, 07/22/2020, MTN	2,975,000	2,993,320
3.00%, 02/19/2025, MTN	500,000	495,824
Fixed until 05/27/2027, 3.58% (A), 05/22/2028, MTN	500,000	509,729
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	2,400,000	2,390,914

		69,118,481

Beverages - 0.7%
Anheuser-Busch InBev Finance, Inc. 3.65%, 02/01/2026	3,500,000	3,611,921
PepsiCo, Inc. 4.00%, 05/02/2047	700,000	745,650

		4,357,571

Biotechnology - 0.4%
AbbVie, Inc.
2.90%, 11/06/2022	2,400,000	2,406,980
3.20%, 11/06/2022	100,000	101,545

		2,508,525

Building Products - 0.0% (G)
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	140,000	146,364
Masco Corp. 4.45%, 04/01/2025 (C)	40,000	42,412
Owens Corning 4.20%, 12/01/2024	50,000	52,384

		241,160

Capital Markets - 2.4%
Brighthouse Holdings LLC 6.50% (H), 07/27/2037 (B) (D) (F)	300,000	319,500
Charles Schwab Corp. Fixed until 12/01/2027, 5.00% (A), 12/01/2027 (F)	800,000	803,040
Credit Suisse AG 3-Month LIBOR + 0.68%, 2.05% (A), 04/27/2018	1,260,000	1,261,849

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	$ 2,900,000	$ 2,959,124
Deutsche Bank AG 4.25%, 10/14/2021	600,000	624,219
Goldman Sachs Group, Inc.
3.75%, 05/22/2025	140,000	144,235
3.85%, 07/08/2024, MTN	4,700,000	4,875,155
6.15%, 04/01/2018	280,000	282,947
Lazard Group LLC 3.75%, 02/13/2025	81,000	82,602
Moody’s Corp.
2.75%, 07/15/2019	200,000	201,226
5.25%, 07/15/2044	100,000	120,796
Morgan Stanley
4.00%, 07/23/2025, MTN	140,000	146,587
5.50%, 07/24/2020, MTN	4,100,000	4,395,940
6.63%, 04/01/2018, MTN	200,000	202,191
S&P Global, Inc. 4.40%, 02/15/2026	80,000	86,680

		16,506,091

Chemicals - 0.0% (G)
Solvay Finance America LLC 3.40%, 12/03/2020 (B)	200,000	204,221

Commercial Services & Supplies - 0.3%
ADT Corp. 4.13%, 06/15/2023	40,000	40,000
ERAC USA Finance LLC
4.50%, 02/15/2045 (B)	40,000	41,090
7.00%, 10/15/2037 (B)	300,000	401,175
Republic Services, Inc.
2.90%, 07/01/2026	800,000	783,348
3.55%, 06/01/2022	1,000,000	1,030,870

		2,296,483

Consumer Finance - 1.7%
American Express Credit Corp. 3-Month LIBOR + 0.49%, 1.91% (A), 08/15/2019, MTN	700,000	702,692
3-Month LIBOR + 0.78%, 2.17% (A), 11/05/2018, MTN	170,000	170,854
Daimler Finance North America LLC
1.50%, 07/05/2019 (B)	800,000	790,641
3-Month LIBOR + 0.42%, 1.91% (A), 03/02/2018 (B)	800,000	800,112
General Motors Financial Co., Inc.
3.20%, 07/13/2020	317,000	321,303
3.50%, 07/10/2019	200,000	203,014
3.70%, 11/24/2020	1,590,000	1,632,267
Hyundai Capital America 2.50%, 03/18/2019 (B)	800,000	798,053
Synchrony Financial
2.60%, 01/15/2019	1,570,000	1,572,970
2.70%, 02/03/2020	41,000	41,102
4.50%, 07/23/2025	1,780,000	1,860,107
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	800,000	792,776
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	2,100,000	2,091,419

		11,777,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Consumer Services - 0.5%
Nationwide Building Society 3.90%, 07/21/2025 (B)	$ 3,200,000	$ 3,357,627

Diversified Financial Services - 0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust 4.63%, 07/01/2022	150,000	158,908
BRFkredit A/S
1.00%, 10/01/2018, MTN	DKK 3,400,000	553,538
2.00%, 01/01/2018	6,300,000	1,014,893
Helios Leasing I LLC 1.56%, 09/28/2024	$ 117,339	113,450
LeasePlan Corp. NV 2.50%, 05/16/2018 (B)	300,000	300,035
Nordea Kredit Realkreditaktieselskab 2.00%, 01/01/2018 - 04/01/2018	DKK 2,100,000	338,976
ORIX Corp. 3.25%, 12/04/2024	$ 900,000	897,130
Protective Life Global Funding 3-Month LIBOR + 0.55%, 2.07% (A), 06/08/2018 (B)	800,000	801,217
2.70%, 11/25/2020 (B)	1,590,000	1,596,988
Tagua Leasing LLC 1.58%, 11/16/2024	121,582	117,819

		5,892,954

Diversified Telecommunication Services - 1.3%
AT&T, Inc. 3-Month LIBOR + 0.93%, 2.62% (A), 06/30/2020	170,000	172,029
3.40%, 05/15/2025	150,000	147,472
3.90%, 08/14/2027	900,000	906,013
4.30%, 02/15/2030 (B)	1,161,000	1,157,755
4.90%, 08/14/2037	1,000,000	1,012,595
5.25%, 03/01/2037	900,000	951,861
Verizon Communications, Inc.
3.38%, 02/15/2025 (B)	996,000	999,762
4.15%, 03/15/2024	1,600,000	1,682,867
4.52%, 09/15/2048	1,600,000	1,575,437

		8,605,791

Electric Utilities - 1.6%
Appalachian Power Co. 3.40%, 06/01/2025	1,430,000	1,459,098
Duke Energy Corp.
3.75%, 04/15/2024	200,000	208,881
3.95%, 10/15/2023	500,000	524,852
4.80%, 12/15/2045	1,600,000	1,849,097
Electricite de France SA 3.63%, 10/13/2025 (B)	1,500,000	1,536,789
Entergy Louisiana LLC 3.30%, 12/01/2022	150,000	153,281
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,300,000	1,258,693
Exelon Corp. 3.40%, 04/15/2026	1,600,000	1,600,532
IPALCO Enterprises, Inc. 3.70%, 09/01/2024 (B)	400,000	399,636
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	213,909

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Pacific Gas & Electric Co. 3.50%, 06/15/2025	$ 40,000	$ 40,893
Southwestern Electric Power Co. 6.20%, 03/15/2040	1,000,000	1,335,215

		10,580,876

Electrical Equipment - 0.0% (G)
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	150,753

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	500,000	489,942
Flex, Ltd. 4.75%, 06/15/2025	50,000	53,495

		543,437

Energy Equipment & Services - 0.3%
Energy Transfer, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	1,900,000	1,964,489

Equity Real Estate Investment Trusts - 1.6%
Alexandria Real Estate Equities, Inc.
3.95%, 01/15/2027	300,000	306,462
4.30%, 01/15/2026	800,000	838,221
4.50%, 07/30/2029	700,000	742,027
American Tower Corp.
3.38%, 10/15/2026	1,400,000	1,375,478
3.50%, 01/31/2023	100,000	102,250
4.00%, 06/01/2025	1,250,000	1,295,276
Crown Castle International Corp.
4.45%, 02/15/2026	390,000	409,457
5.25%, 01/15/2023	1,600,000	1,751,913
Digital Realty Trust, LP 3.95%, 07/01/2022	1,830,000	1,911,736
Federal Realty Investment Trust 3.63%, 08/01/2046	250,000	234,274
Prologis, LP 3.75%, 11/01/2025	40,000	41,937
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 2.13% (A), 04/16/2019, MTN (E)	600,000	602,740
WP Carey, Inc. 4.60%, 04/01/2024	800,000	835,726

		10,447,497

Food & Staples Retailing - 0.0% (G)
CVS Pass-Through Trust 4.16%, 08/11/2036 (B)	90,061	90,787

Food Products - 0.1%
Kraft Heinz Foods Co.
3.50%, 07/15/2022	50,000	51,137
4.38%, 06/01/2046	500,000	495,275
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	300,000	334,474

		880,886

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	120,000	128,712
ONE Gas, Inc. 2.07%, 02/01/2019	900,000	900,198

		1,028,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.5%
Boston Scientific Corp. 3.38%, 05/15/2022	$ 1,430,000	$ 1,452,116
Zimmer Biomet Holdings, Inc.
2.70%, 04/01/2020	1,640,000	1,640,797
3.15%, 04/01/2022	80,000	80,196
3.55%, 04/01/2025	80,000	79,947

		3,253,056

Health Care Providers & Services - 0.3%
Aetna, Inc. 3.50%, 11/15/2024	50,000	50,761
AHS Hospital Corp. 5.02%, 07/01/2045	600,000	726,134
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	300,000	334,908
Humana, Inc. 4.80%, 03/15/2047	400,000	451,016
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	41,000	41,645
Northwell Healthcare, Inc. 3.98%, 11/01/2046	700,000	683,048

		2,287,512

Independent Power & Renewable Electricity Producers - 0.0% (G)
Exelon Generation Co. LLC 6.25%, 10/01/2039	200,000	233,962

Insurance - 1.9%
Brighthouse Financial, Inc. 4.70%, 06/22/2047 (B)	200,000	204,027
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	90,000	91,850
First American Financial Corp.
4.30%, 02/01/2023	100,000	102,862
4.60%, 11/15/2024	50,000	51,749
Jackson National Life Global Funding
2.30%, 04/16/2019 (B)	300,000	300,510
2.60%, 12/09/2020 (B)	1,580,000	1,582,286
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	50,000	52,219
MetLife, Inc. 4.05%, 03/01/2045	40,000	41,950
Metropolitan Life Global Funding I
2.00%, 04/14/2020 (B)	250,000	248,085
2.50%, 12/03/2020 (B)	1,820,000	1,823,970
New York Life Global Funding 3-Month LIBOR + 0.40%, 1.75% (A), 04/06/2018 (B)	1,200,000	1,201,115
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,500,000	1,504,650
Pricoa Global Funding I
2.20%, 05/16/2019 (B)	200,000	200,078
2.55%, 11/24/2020 (B)	1,590,000	1,595,445
Principal Life Global Funding II
2.20%, 04/08/2020 (B)	1,300,000	1,295,048
3.00%, 04/18/2026 (B)	500,000	495,225
Reliance Standard Life Global Funding II
2.15%, 10/15/2018 (B)	210,000	210,173
2.50%, 04/24/2019 (B)	100,000	100,221

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	$ 1,200,000	$ 1,269,049
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	102,039
XLIT, Ltd. 4.45%, 03/31/2025	40,000	40,912

		12,513,463

Internet & Direct Marketing Retail - 0.0% (G)
Amazon.com, Inc. 2.50%, 11/29/2022	200,000	199,897

IT Services - 0.1%
Fidelity National Information Services, Inc.
3.88%, 06/05/2024	28,000	29,228
4.50%, 10/15/2022	819,000	876,681

		905,909

Life Sciences Tools & Services - 0.3%
Thermo Fisher Scientific, Inc.
2.15%, 12/14/2018	80,000	80,110
3.30%, 02/15/2022	110,000	112,576
4.15%, 02/01/2024	1,600,000	1,697,208

		1,889,894

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	450,000	451,847

Media - 1.1%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.20%, 03/15/2028	800,000	794,056
4.46%, 07/23/2022	2,000,000	2,086,698
5.38%, 05/01/2047	700,000	717,744
Comcast Corp.
4.40%, 08/15/2035	50,000	54,665
4.75%, 03/01/2044	2,400,000	2,752,245
Cox Communications, Inc. 3.25%, 12/15/2022 (B)	100,000	100,197
Discovery Communications LLC 5.00%, 09/20/2037	500,000	518,047
SES SA 3.60%, 04/04/2023 (B)	200,000	200,420
Sky PLC
3.13%, 11/26/2022 (B)	80,000	80,464
3.75%, 09/16/2024 (B)	200,000	208,591

		7,513,127

Multi-Utilities - 0.4%
DTE Electric Co. 3.70%, 06/01/2046	1,700,000	1,757,234
E.ON International Finance BV 6.65%, 04/30/2038 (B)	666,000	882,742
Sempra Energy 2.88%, 10/01/2022	150,000	149,803

		2,789,779

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.6%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	$ 500,000	$ 517,423
BP Capital Markets PLC 3-Month LIBOR + 0.43%, 1.84% (A), 02/13/2018	450,000	450,108
Cimarex Energy Co. 3.90%, 05/15/2027	700,000	715,763
Concho Resources, Inc. 3.75%, 10/01/2027	600,000	607,834
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (E)	400,000	433,854
Energy Transfer, LP
4.05%, 03/15/2025	400,000	399,701
4.75%, 01/15/2026	100,000	103,748
7.50%, 07/01/2038	150,000	185,989
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	212,200
Pioneer Natural Resources Co. 7.50%, 01/15/2020	650,000	712,933
Plains All American Pipeline, LP / PAA Finance Corp. 3.60%, 11/01/2024	100,000	97,386
Rosneft Finance SA 7.88%, 03/13/2018, MTN (E)	200,000	201,993
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,700,000	1,889,518
Shell International Finance BV 4.00%, 05/10/2046	800,000	852,041
Statoil ASA 3.25%, 11/10/2024	1,800,000	1,850,500
TransCanada PipeLines, Ltd. 7.63%, 01/15/2039	400,000	602,658
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	300,000	309,375
Woodside Finance, Ltd.
3.65%, 03/05/2025 (B)	40,000	40,242
3.70%, 03/15/2028 (B)	700,000	695,192

		10,878,458

Pharmaceuticals - 0.4%
Allergan Funding SCS 3.85%, 06/15/2024	100,000	102,474
Baxalta, Inc. 3.60%, 06/23/2022	50,000	51,137
ELI Lilly & Co. 3.10%, 05/15/2027	500,000	507,520
Johnson & Johnson 3.63%, 03/03/2037	800,000	845,185
Shire Acquisitions Investments Ireland DAC
2.88%, 09/23/2023	300,000	294,922
3.20%, 09/23/2026	500,000	488,877
Zoetis, Inc. 3.00%, 09/12/2027	700,000	683,785

		2,973,900

Road & Rail - 0.5%
Burlington Northern Santa Fe LLC
4.13%, 06/15/2047	1,300,000	1,424,439
5.15%, 09/01/2043	200,000	247,288
Canadian National Railway Co. 2.25%, 11/15/2022	400,000	391,719

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Road & Rail (continued)
JB Hunt Transport Services, Inc. 2.40%, 03/15/2019	$ 100,000	$ 100,106
Kansas City Southern 4.95%, 08/15/2045	500,000	569,986
Union Pacific Corp. 4.10%, 09/15/2067	300,000	312,990

		3,046,528

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 4.10%, 05/11/2047	700,000	771,257

Software - 0.3%
Autodesk, Inc. 4.38%, 06/15/2025	100,000	104,936
Microsoft Corp. 4.10%, 02/06/2037	800,000	893,206
Oracle Corp. 2.95%, 05/15/2025	1,250,000	1,255,410

		2,253,552

Specialty Retail - 0.5%
Lowe’s Cos., Inc. 3.70%, 04/15/2046	2,800,000	2,811,463
QVC, Inc.
4.45%, 02/15/2025	300,000	306,021
4.85%, 04/01/2024	100,000	105,085

		3,222,569

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.
3-Month LIBOR + 0.30%, 1.69% (A), 05/06/2019	400,000	401,602
2.85%, 05/11/2024	300,000	301,344
2.90%, 09/12/2027	400,000	395,262
3.20%, 05/11/2027	400,000	405,080
3.35%, 02/09/2027	400,000	409,749
3.75%, 09/12/2047	300,000	307,440
4.65%, 02/23/2046	400,000	468,414
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	1,100,000	1,389,071

		4,077,962

Tobacco - 0.5%
BAT Capital Corp. 4.39%, 08/15/2037 (B)	1,300,000	1,365,134
BAT International Finance PLC 3.50%, 06/15/2022 (B)	50,000	51,149
Imperial Brands Finance PLC
3.75%, 07/21/2022 (B)	200,000	206,680
4.25%, 07/21/2025 (B)	1,790,000	1,876,886
Reynolds American, Inc.
4.00%, 06/12/2022	50,000	52,242
4.85%, 09/15/2023	100,000	108,892

		3,660,983

Trading Companies & Distributors - 0.1%
GATX Corp. 3.25%, 09/15/2026	400,000	389,863

Transportation Infrastructure - 0.0% (G)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	50,000	49,817

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Water Utilities - 0.0% (G)
American Water Capital Corp. 3.40%, 03/01/2025	$ 50,000	$ 51,525

Wireless Telecommunication Services - 0.0% (G)
T-Mobile USA, Inc.
6.00%, 03/01/2023	104,000	108,888
6.38%, 03/01/2025	104,000	111,280

		220,168

Total Corporate Debt Securities (Cost $217,102,535)		221,950,598

FOREIGN GOVERNMENT OBLIGATIONS - 3.3%
Brazil - 0.1%
Brazil Government International Bond 5.63%, 02/21/2047	600,000	612,900

Canada - 0.4%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,189,502
Province of Quebec 2.50%, 04/20/2026	1,700,000	1,662,713

		2,852,215

Japan - 1.0%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	3,900,000	3,779,341
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	2,600,000	2,534,404

		6,313,745

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	800,000	812,490

Qatar - 0.7%
Qatar Government International Bond
2.38%, 06/02/2021 (E)	4,100,000	4,024,150
4.50%, 01/20/2022 (E)	700,000	737,100

		4,761,250

Republic of Korea - 0.2%
Export-Import Bank of Korea
1.93%, 02/24/2020 (B)	CAD 400,000	311,717
3-Month LIBOR + 0.70%, 2.16% (A), 05/26/2019	$ 800,000	800,960

		1,112,677

Saudi Arabia - 0.7%
Saudi Arabia Government International Bond
3.63%, 03/04/2028 (B)	4,300,000	4,261,300
4.63%, 10/04/2047 (B)	600,000	612,782

		4,874,082

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	700,000	684,432

Total Foreign Government Obligations (Cost $22,208,361)		22,023,791

	Principal	Value
MORTGAGE-BACKED SECURITIES - 2.3%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.75% (A), 04/24/2049 (E)	GBP 477,110	$ 648,291
Auburn Securities 4 PLC Series 4, Class A2, 1-Month GBP LIBOR + 0.40%, 0.89% (A), 10/01/2041 (E)	453,718	606,421
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 1.99% (A), 07/25/2035	$ 28,033	28,194
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 2.36% (A), 07/15/2034 (B)	2,900,000	2,903,636
CHL Mortgage Pass-Through Trust Series 2005-9, Class 1A1, 1-Month LIBOR + 0.60%, 2.15% (A), 05/25/2035	64,171	59,538
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.29% (A), 11/12/2043 (B)	86,196	86,031
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,600,000	1,634,705
Dukinfield PLC Series 1, Class A, 3-Month GBP LIBOR + 1.00%, 1.53% (A), 08/15/2045 (E)	GBP 270,896	367,763
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.68% (A), 12/10/2044 (E)	348,222	463,549
Gemgarto PLC Series 2015-1, Class A, 3-Month GBP LIBOR + 0.95%, 1.48% (A), 02/16/2047 (E)	27,097	36,629
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 1,287,739	1,288,580
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.23% (A), 04/25/2028	638,440	614,410
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	1,600,000	1,638,008
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.01% (A), 12/15/2048	1,885,676	76,854
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.07% (A), 05/25/2035	145,563	146,070

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.70% (A), 06/10/2043 (E)	GBP 677,008	$ 907,980
Structured Adjustable Rate Mortgage Loan Trust Series 2005-4, Class 6A1, 1-Month LIBOR + 0.24%, 1.79% (A), 03/25/2035	$ 516,709	485,695
Uropa Securities PLC Series 2008-1, Class A, 3-Month GBP LIBOR + 0.20%, 0.72% (A), 06/10/2059 (E)	GBP 832,166	1,089,778
Series 2008-1, Class B, 3-Month GBP LIBOR + 0.75%, 1.27% (A), 06/10/2059 (E)	160,014	202,896
Series 2008-1, Class M1, 3-Month GBP LIBOR + 0.35%, 0.87% (A), 06/10/2059 (E)	191,845	246,030
Series 2008-1, Class M2, 3-Month GBP LIBOR + 0.55%, 1.07% (A), 06/10/2059 (E)	150,551	190,831
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	$ 1,500,000	1,541,127

Total Mortgage-Backed Securities (Cost $15,250,849)		15,263,016

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	288,564
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	294,204
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	450,216

		1,032,984

Illinois - 0.2%
City of Chicago, General Obligation Unlimited
Series B,
6.31%, 01/01/2044	700,000	746,025
7.05%, 01/01/2029	500,000	552,600

		1,298,625

Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	450,000	441,671

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	395,000	394,178

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York - 0.0% (G)
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	$ 200,000	$ 230,946

Utah - 0.0% (G)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.31% (A), 12/26/2031	57,246	57,608

West Virginia - 0.0% (G)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	230,000	223,562

Total Municipal Government Obligations (Cost $3,379,561)		3,679,574

U.S. GOVERNMENT AGENCY OBLIGATIONS - 9.5%
Federal Home Loan Mortgage Corp.
1.25%, 10/02/2019 (J)	14,450,000	14,277,915
2.38%, 01/13/2022 (J)	10,800,000	10,897,103
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1-Month LIBOR + 0.67%, 2.04% (A), 02/25/2023	1,460,464	1,466,849
Federal Home Loan Mortgage Corp.
REMIC 1-Month LIBOR + 0.35%, 1.59% (A), 01/15/2038	1,918,093	1,917,203
1-Month LIBOR + 0.40%, 1.88% (A), 02/15/2041 - 09/15/2045	1,428,616	1,433,014
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.67% (A), 01/15/2038	1,918,093	118,060
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) *1-Month LIBOR + 5.89%, 4.41% (A), 09/15/2043	1,906,936	377,239
Federal National Mortgage Association
3.50%, 06/01/2045	411,965	423,199
3.50%, TBA (K)	20,400,000	20,894,892
3.70%, 09/01/2034	947,990	1,012,087
4.50%, 04/01/2028 - 10/01/2041	667,280	712,927
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.57%, 2.12% (A), 06/25/2041	1,245,355	1,259,032
1-Month LIBOR + 0.75%, 2.30% (A), 05/25/2040	1,044,590	1,058,494
1-Month LIBOR + 0.85%, 2.40% (A), 11/25/2039	3,230,210	3,297,173
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	1,092,056	109,494
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	600,000	596,437
Government National Mortgage Association 1-Month LIBOR + 0.80%, 2.04% (A), 05/20/2066 - 06/20/2066	4,203,903	4,244,257

Total U.S. Government Agency Obligations (Cost $63,610,840)		64,095,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 31.0%
U.S. Treasury - 30.4%
U.S. Treasury Bond
2.75%, 08/15/2047 - 11/15/2047	$ 5,600,000	$ 5,607,937
2.88%, 11/15/2046 (J)	1,598,000	1,639,261
3.00%, 11/15/2045	70,000	73,514
3.38%, 05/15/2044 (J)	500,000	561,074
4.25%, 05/15/2039 (J) (K)	5,100,000	6,446,121
4.38%, 11/15/2039	1,400,000	1,801,351
4.50%, 08/15/2039 (J) (K)	31,200,000	40,756,219
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	9,200,000	4,605,462
U.S. Treasury Note
1.25%, 04/30/2019 (J)	3,400,000	3,373,039
1.38%, 05/31/2021 (J)	740,000	723,350
1.75%, 01/31/2023	400,000	391,000
1.88%, 03/31/2022 - 07/31/2022 (J)	35,200,000	34,795,618
2.00%, 12/31/2021 (J) (L)	4,600,000	4,576,640
2.25%, 02/15/2027 - 08/15/2027 (J)	92,780,000	91,520,169
2.25%, 11/15/2027	2,700,000	2,661,926
2.38%, 05/15/2027 (J)	5,600,000	5,584,031

		205,116,712

U.S. Treasury Inflation-Protected Securities - 0.6%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (J)	4,060,056	4,337,211

Total U.S. Government Obligations (Cost $209,767,725)		209,453,923

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.9%
Japan - 0.6%
Japan Treasury Discount Bill 0.00% (M) (N), 02/13/2018	JPY 496,000,000	4,402,768

United Kingdom - 0.3%
U.K. Treasury Bill 0.00% (M) (N), 01/29/2018 (D)	GBP 1,400,000	1,889,846

Total Short-Term Foreign Government Obligations (Cost $6,260,717)		6,292,614

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bill
1.01% (M), 01/04/2018 (O)	$ 264,000	263,983
1.06% (M), 01/04/2018 (O)	263,000	262,984
1.08% (M), 01/04/2018 (O)	517,000	516,968
1.24% (M), 03/01/2018 (O)	52,000	51,893
1.27% (M), 03/01/2018 (O)	987,000	984,976

Total Short-Term U.S. Government Obligations (Cost $2,079,156)		2,080,804

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (M)	2,713,875	2,713,875

Total Securities Lending Collateral (Cost $2,713,875)		2,713,875

	Principal	Value
REPURCHASE AGREEMENTS - 64.2%

Fixed Income Clearing Corp., 0.54% (M), dated 12/29/2017, to be repurchased at $15,167,857 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $15,474,159.

	$ 15,166,947	$ 15,166,947
HSBC Bank PLC, 1.70% (M), dated 12/29/2017, to be repurchased at $50,016,528 on 01/05/2018. Collateralized by U.S. Government Obligations, 0.88% - 3.13%, due 10/15/2018 - 05/15/2019, and with a total value of $51,618,718.	50,000,000	50,000,000
Merrill Lynch Pierce Fenner & Smith, 1.50% (M), dated 01/02/2018, to be repurchased at $ 150,006,250 on 01/03/2018. Collateralized by U.S. Government Obligations, 3.63% - 3.75%, due 11/15/2043 - 02/15/2044, and with a total value of $153,071,396.	150,000,000	150,000,000
Merrill Lynch Pierce Fenner & Smith, 1.67% (M), dated 12/29/2017, to be repurchased at $ 150,027,833 on 01/02/2018. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and with a value of $153,106,542.	150,000,000	150,000,000
RBC Capital Markets LLC, 1.85% (M), dated 12/29/2017, to be repurchased at $68,414,060 on 01/02/2018. Collateralized by U.S. Government Obligations, 2.00% - 2.13%, due 10/31/2021 - 11/30/2023, and with a total value of $69,886,078.	68,400,000	68,400,000

Total Repurchase Agreements (Cost $433,566,947)		433,566,947

Total Investments Excluding Purchased Options/Swaptions (Cost $1,004,000,931)		1,009,438,638
Total Purchased Options/Swaptions - 1.0% (Cost $6,668,938)		6,790,101

Total Investments (Cost $1,010,669,870)		1,016,228,739
Net Other Assets (Liabilities) - (50.4)%		(340,316,355)

Net Assets - 100.0%		$ 675,912,384

REVERSE REPURCHASE AGREEMENTS - (21.7)%
Bank of Nova Scotia, 1.32% (M), dated 10/24/2017, to be repurchased at $(19,007,403) on 01/24/2018. Collateralized by U.S. Government Obligations, 3.63% - 4.50%, due 08/15/2039 - 02/15/2044, and with a total value of $(19,254,589).	(18,943,500)	(18,943,500)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia, 1.32% (M), dated 10/27/2017, to be repurchased at $(5,646,572) on 01/25/2018. Collateralized by U.S. Government Obligations, 2.38% - 3.63%, due 05/15/2027 - 02/15/2044, and with a total value of $(5,581,307).

	$ (5,628,000)	$ (5,628,000)
Bank of Nova Scotia, 1.36% (M), dated 11/13/2017, to be repurchased at $(47,317,252) on 01/16/2018. Collateralized by U.S. Government Obligations, 2.25% - 3.63%, due 02/15/2027 - 02/15/2044, and with a total value of $(47,113,576).	(47,203,125)	(47,203,125)
Barclays Capital, Inc., 1.25% (M), dated 12/19/2017, to be repurchased at $(628,517) on 12/18/2019. Collateralized by a Foreign Government Obligation, 5.63%, due 02/21/2047, and with a value of $(626,588).	(613,000)	(613,000)
JPMorgan Securities LLC, 1.40% (M), dated 11/15/2017, to be repurchased at $(37,455,091) on 01/16/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(37,396,674).	(37,365,000)	(37,365,000)

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

JPMorgan Securities LLC, 1.43% (M), dated 11/10/2017, to be repurchased at $(2,199,934) on 02/12/2018. Collateralized by a U.S. Government Obligation, 1.88%, due 04/30/2022, and with a value of $(2,242,535).

	$ (2,191,750)	$ (2,191,750)
Merrill Lynch Pierce Fenner & Smith, 1.43% (M), dated 11/09/2017, to be repurchased at $(27,865,462) on 02/09/2018. Collateralized by U.S. Government Obligations, 1.88%, due 03/31/2022 - 04/30/2022, and Cash with a total value of $(27,892,325).	(27,764,000)	(27,764,000)
RBC Capital Markets LLC, 1.51% (M), dated 12/06/2017, to be repurchased at $(7,282,389) on 02/06/2018. Collateralized by U.S. Government Obligations, 2.25%, due 08/15/2027, and with a value of $(7,260,524).	(7,263,500)	(7,263,500)

Total Reverse Repurchase Agreements (Cost $146,971,875)		$ (146,971,875)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description		Exercise Price	Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 90-Day Eurodollar Futures	USD	98.25	03/19/2018	USD	128,203,200	522	$48,677	$68,513
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	328,319,308	1,228	5,652,535	5,740,900

Total							$5,701,212	$5,809,413

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (D)	CSS	3-Month USD-LIBOR	Receive	1.85%	11/30/2018	USD	41,200,000	$59,452	$53,496
Call - Pays Floating Rate Index 3-Month USD-LIBOR (D)	CITI	3-Month USD-LIBOR	Receive	2.00	12/19/2018	USD	41,200,000	91,274	66,703
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D)	GSB	3-Month USD-LIBOR	Pay	2.30	10/21/2019	USD	8,600,000	817,000	860,489

Total								$967,726	$980,688

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - USD vs. ZAR	GSB	USD	12.25	06/20/2018	USD	1,200,000	$(18,516)	$(26,030)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	CSS	3-Month USD-LIBOR	Receive	2.19%	11/30/2018	USD	16,000,000	$(56,360)	$(66,276)
Call - 10-Year	CITI	3-Month USD-LIBOR	Receive	2.19	12/19/2018	USD	8,700,000	(91,706)	(90,556)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	43,000,000	(817,000)	(1,109,645)

Total								$(965,066)	$(1,266,477)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 29	1.00%	Quarterly	12/20/2022	USD	4,800,000	$115,751	$113,868	$1,883

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month GBP-LIBOR	Receive	1.00%	Quarterly	09/19/2019	GBP	76,000,000	$195,359	$98,391	$96,968
3-Month GBP-LIBOR	Pay	1.00	Quarterly	09/18/2020	GBP	76,000,000	(7,992)	53,571	(61,563)
3-Month USD-LIBOR	Pay	1.50	Semi-Annually/ Quarterly	06/21/2027	USD	48,900,000	3,592,746	3,751,648	(158,902)
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/ Quarterly	12/21/2026	USD	5,600,000	262,296	284,572	(22,276)
3-Month USD-LIBOR	Receive	2.25	Quarterly/ Semi-Annually	12/16/2022	USD	700,000	93	3,573	(3,480)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	38,600,000	(294,664)	(254,341)	(40,323)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/20/2047	USD	3,700,000	(145,724)	(71,354)	(74,370)
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/ Annually	02/03/2037	EUR	5,100,000	9,659	(75,534)	85,193
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/21/2028	GBP	8,700,000	(225,535)	(82,582)	(142,953)
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	4,600,000	(192,321)	(84,442)	(107,879)

Total							$3,193,917	$3,623,502	$(429,585)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	3,200,000	$14,202	$(141,419)	$155,621
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	1,700,000	3,264	(103,717)	106,981

Total							$17,466	$(245,136)	$262,602

Interest Rate Swap Agreements
Floating Rate Index	Counterparty	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month KRW-CD-KSDA	BNP	Pay	2.23%	Quarterly	11/07/2027	KRW	10,291,700,000	$ (42,887)	$—	$(42,887)

Total Return Swap Agreements (S)
Reference Entity	Counterparty	Rate	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	Quarterly	05/23/2018	USD	65,499,221	10,910	$941,611	$(14,074)	$955,685
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	Quarterly	08/22/2018	USD	2,148,825	358	32,081	—	32,081

Total									$973,692	$(14,074)	$987,766

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	699	03/19/2018	$171,677,182	$171,674,400	$—	$(2,782)
90-Day Eurodollar	Short	(199)	03/18/2019	(48,749,822)	(48,653,013)	96,809	—
90-Day Eurodollar	Short	(330)	06/17/2019	(80,636,429)	(80,635,500)	929	—
90-Day Eurodollar	Short	(195)	09/16/2019	(47,626,119)	(47,631,188)	—	(5,069)
90-Day Eurodollar	Short	(518)	12/16/2019	(126,418,893)	(126,482,650)	—	(63,757)
5-Year U.S. Treasury Note	Long	29	03/29/2018	3,386,692	3,368,758	—	(17,934)
Euro OAT	Short	(35)	03/08/2018	(6,583,929)	(6,516,741)	67,188	—
Euro-BTP Italy Government Bond	Short	(23)	03/08/2018	(3,824,901)	(3,756,992)	67,909	—
German Euro Bund	Short	(29)	03/08/2018	(5,686,404)	(5,625,757)	60,647	—
Russell 2000® E-Mini	Long	437	03/16/2018	33,122,087	33,572,525	450,438	—
S&P 500® E-Mini	Long	2,260	03/16/2018	299,779,879	302,388,000	2,608,121	—
U.S. Treasury Bond	Long	74	03/20/2018	11,636,420	11,673,750	37,330	—

Total						$3,389,371	$(89,542)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/02/2018	USD	547,656	DKK	3,668,050	$—	$(43,591)
BNP	02/13/2018	USD	4,420,514	JPY	496,000,000	9,207	—
BNP	04/03/2018	USD	1,982,850	DKK	13,331,460	—	(178,781)
BOA	03/07/2018	RUB	146,302,200	USD	2,463,000	52,531	—
BOA	04/03/2018	USD	282,741	DKK	1,949,500	—	(33,361)
CITI	01/10/2018	USD	962,759	GBP	712,000	1,139	—
CITI	01/10/2018	EUR	1,577,000	USD	1,880,769	12,548	—
CITI	01/29/2018	USD	936,096	GBP	700,000	—	(9,983)
CITI	03/14/2018	USD	6,832,404	KRW	7,604,329,530	—	(279,652)
GSB	01/02/2018	USD	599,070	DKK	4,123,900	—	(65,656)
GSB	02/15/2018	JPY	172,700,000	USD	1,551,112	—	(15,020)
GSB	03/07/2018	RUB	5,738,535	USD	99,000	—	(331)
GSB	03/14/2018	USD	282,000	KRW	301,136,520	358	—
GSB	04/03/2018	USD	2,232,284	DKK	15,319,040	—	(251,621)
HSBC	01/02/2018	USD	1,017,747	DKK	7,061,050	—	(120,413)
HSBC	01/10/2018	USD	3,918,383	GBP	2,920,000	—	(25,342)
HSBC	02/15/2018	USD	3,242,413	JPY	363,300,000	11,015	—
HSBC	02/15/2018	JPY	374,900,000	USD	3,326,619	7,955	—
JPM	01/02/2018	USD	142,162	DKK	895,000	—	(2,102)
JPM	01/10/2018	USD	308,405	CAD	397,000	—	(7,496)
JPM	01/29/2018	USD	937,124	GBP	700,000	—	(8,954)
JPM	04/03/2018	USD	144,780	DKK	895,000	—	(340)
JPM	10/01/2018	USD	514,181	DKK	3,490,000	—	(59,109)
JPM	10/01/2018	DKK	56,000	USD	8,685	514	—

Total						$95,267	$(1,101,752)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$26,818,121	$—	$26,818,121
Certificate of Deposit	—	1,500,000	—	1,500,000
Corporate Debt Securities	—	221,950,598	—	221,950,598
Foreign Government Obligations	—	22,023,791	—	22,023,791
Mortgage-Backed Securities	—	15,263,016	—	15,263,016
Municipal Government Obligations	—	3,679,574	—	3,679,574
U.S. Government Agency Obligations	—	64,095,375	—	64,095,375
U.S. Government Obligations	—	209,453,923	—	209,453,923
Short-Term Foreign Government Obligations	—	6,292,614	—	6,292,614
Short-Term U.S. Government Obligations	—	2,080,804	—	2,080,804
Securities Lending Collateral	2,713,875	—	—	2,713,875
Repurchase Agreements	—	433,566,947	—	433,566,947
Exchange-Traded Options Purchased	5,809,413	—	—	5,809,413
Over-the-Counter Interest Rate Swaptions Purchased	—	980,688	—	980,688

Total Investments	$8,523,288	$1,007,705,451	$—	$1,016,228,739

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$115,751	$—	$115,751
Centrally Cleared Interest Rate Swap Agreements	—	4,060,153	—	4,060,153
Over-the-Counter Credit Default Swap Agreements	—	17,466	—	17,466
Over-the-Counter Total Return Swap Agreements	—	973,692	—	973,692
Futures Contracts (U)	3,389,371	—	—	3,389,371
Forward Foreign Currency Contracts (U)	—	95,267	—	95,267

Total Other Financial Instruments	$3,389,371	$5,262,329	$—	$8,651,700

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(146,971,875)	$—	$(146,971,875)
Over-the-Counter Foreign Exchange Options Written	—	(26,030)	—	(26,030)
Over-the-Counter Interest Rate Swaptions Written	—	(1,266,477)	—	(1,266,477)
Centrally Cleared Interest Rate Swap Agreements	—	(866,236)	—	(866,236)
Over-the-Counter Interest Rate Swap Agreements	—	(42,887)	—	(42,887)
Futures Contracts (U)	(89,542)	—	—	(89,542)
Forward Foreign Currency Contracts (U)	—	(1,101,752)	—	(1,101,752)

Total Other Financial Instruments	$(89,542)	$(150,275,257)	$—	$(150,364,799)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $104,614,403, representing 15.5% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,657,174. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Illiquid security. At December 31, 2017, the value of such securities amounted to $8,604,197 or 1.3% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $13,170,437, representing 1.9% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Percentage rounds to less than 0.1% or (0.1)%.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2017; the maturity date disclosed is the ultimate maturity date.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $1,288,580, representing 0.2% of the Portfolio’s net assets.
(J)	Securities are subject to sale-buyback transactions.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $2,441,538.
(M)	Rates disclosed reflect the yields at December 31, 2017.
(N)	Percentage rounds to less than 0.01% or (0.01)%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $1,103,812.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CD	Certificate of Deposit
CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
KSDA	Korea Securities Dealer Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $577,102,923) (including securities loaned of $2,657,174)	$582,661,792
Repurchase agreement, at value (cost $433,566,947)	433,566,947
Cash collateral pledged at broker:
Reverse repurchase agreements	270,000
Centrally cleared swap agreements	858,000
Futures contracts	12,260,000
Foreign currency, at value (cost $577,135)	578,110
Receivables and other assets:
Shares of beneficial interest sold	498
Investments sold	40,559
When-issued, delayed-delivery, forward and TBA commitments sold	32,549,203
Interest	4,389,080
Tax reclaims	723
Net income from securities lending	623
Variation margin receivable on centrally cleared swap agreements	94,944
OTC swap agreements, at value	991,158
Unrealized appreciation on forward foreign currency contracts	95,267

Total assets	1,068,356,904

Liabilities:
Cash collateral received at broker:
OTC derivatives (A)	380,000
Due to custodian	778,679
Payables and other liabilities:
Shares of beneficial interest redeemed	327,783
Investments purchased	155,193,078
Sale-buyback financing transactions	28,432,182
When-issued, delayed-delivery, forward and TBA commitments purchased	53,392,047
Investment management fees	461,293
Distribution and service fees	142,060
Transfer agent costs	2,394
Trustees, CCO and deferred compensation fees	617
Audit and tax fees	23,190
Custody fees	42,444
Legal fees	6,980
Printing and shareholder reports fees	55,574
Interest	288,821
Deferred income for sale-buyback financing transactions	58,596
Variation margin payable on futures contracts	731,607
Other	4,279
Collateral for securities on loan	2,713,875
Reverse repurchase agreements, at value (cost $146,971,875)	146,971,875
Written options and swaptions, at value (premium received $983,582)	1,292,507
OTC swap agreements, at value	42,887
Unrealized depreciation on forward foreign currency contracts	1,101,752

Total liabilities	392,444,520

Net assets	$675,912,384

Net assets consist of:
Capital stock ($0.01 par value)	$540,403
Additional paid-in capital	610,329,100
Undistributed (distributions in excess of) net investment income (loss)	18,252,978
Accumulated net realized gain (loss)	38,395,247
Net unrealized appreciation (depreciation) on:
Investments	5,558,869
Written options and swaptions	(308,925)
Swap agreements	779,779
Futures contracts	3,299,829
Forward foreign currency contracts	(1,006,485)
Translation of assets and liabilities denominated in foreign currencies	71,589

Net assets	$675,912,384

Net assets by class:
Initial Class	$6,772,335
Service Class	669,140,049

Shares outstanding:
Initial Class	534,621
Service Class	53,505,646

Net asset value and offering price per share:
Initial Class	$12.67
Service Class	12.51

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$14,976,143
Net income (loss) from securities lending	10,452
Withholding taxes on foreign income	700

Total investment income	14,987,295

Expenses:
Investment management fees	5,378,372
Distribution and service fees:
Service Class	1,656,342
Transfer agent costs	9,612
Trustees, CCO and deferred compensation fees	18,069
Audit and tax fees	33,374
Custody fees	224,015
Legal fees	48,114
Printing and shareholder reports fees	63,619
Interest	414,560
Other	19,256

Total expenses	7,865,333

Net investment income (loss)	7,121,962

Net realized gain (loss) on:
Investments	(10,640,836)
Written options and swaptions	740,698
Swap agreements	14,616,990
Futures contracts	55,687,536
Forward foreign currency contracts	554,707
Foreign currency transactions	66,156
TBA short commitments	(79,844)

Net realized gain (loss)	60,945,407

Net change in unrealized appreciation (depreciation) on:
Investments	8,647,084
Written options and swaptions	556,680
Swap agreements	708,997
Futures contracts	4,020,499
Forward foreign currency contracts	(5,344,663)
Translation of assets and liabilities denominated in foreign currencies	69,223

Net change in unrealized appreciation (depreciation)	8,657,820

Net realized and change in unrealized gain (loss)	69,603,227

Net increase (decrease) in net assets resulting from operations	$76,725,189

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$7,121,962	$3,723,831
Net realized gain (loss)	60,945,407	29,645,304
Net change in unrealized appreciation (depreciation)	8,657,820	(1,162,199)

Net increase (decrease) in net assets resulting from operations	76,725,189	32,206,936

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(34,865)	(33,629)
Service Class	(1,965,420)	(1,794,603)

Total dividends and/or distributions from net investment income	(2,000,285)	(1,828,232)

Net realized gains:
Initial Class	(318,565)	—
Service Class	(32,219,227)	—

Total dividends and/or distributions from net realized gains	(32,537,792)	—

Total dividends and/or distributions to shareholders	(34,538,077)	(1,828,232)

Capital share transactions:
Proceeds from shares sold:
Initial Class	358,228	454,501
Service Class	13,591,174	42,114,752

	13,949,402	42,569,253

Dividends and/or distributions reinvested:
Initial Class	353,430	33,629
Service Class	34,184,647	1,794,603

	34,538,077	1,828,232

Cost of shares redeemed:
Initial Class	(903,672)	(989,490)
Service Class	(70,008,778)	(31,432,909)

	(70,912,450)	(32,422,399)

Net increase (decrease) in net assets resulting from capital share transactions	(22,424,971)	11,975,086

Net increase (decrease) in net assets	19,762,141	42,353,790

Net assets:
Beginning of year	656,150,243	613,796,453

End of year	$675,912,384	$656,150,243

Undistributed (distributions in excess of) net investment income (loss)	$18,252,978	$1,996,296

Capital share transactions - shares:
Shares issued:
Initial Class	28,946	38,937
Service Class	1,129,505	3,624,169

	1,158,451	3,663,106

Shares reinvested:
Initial Class	29,477	2,800
Service Class	2,887,217	151,188

	2,916,694	153,988

Shares redeemed:
Initial Class	(73,064)	(84,895)
Service Class	(5,727,199)	(2,758,131)

	(5,800,263)	(2,843,026)

Net increase (decrease) in shares outstanding:
Initial Class	(14,641)	(43,158)
Service Class	(1,710,477)	1,017,226

	(1,725,118)	974,068

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2017

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$76,725,189

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(982,950,120)
Proceeds of long-term investments	823,157,683
Purchases to cover securities sold short	(100,069,234)
Proceeds from securities sold short	99,989,391
Net purchases/proceeds of short-term investments	(125,142,510)
Net change in unrealized appreciation (depreciation)	(8,657,820)
Net realized gain (loss)	(60,945,407)
Net amortization (accretion) of discount and premium	1,021,627
(Increase) decrease in receivables for investments sold	(9,753,669)
(Increase) decrease in receivables for interest	(1,217,054)
(Increase) decrease in receivable for tax reclaim	1,415
(Increase) decrease in receivables for net income from securities lending	498
(Increase) decrease in cash on deposit with broker and custodian	(8,232,000)
Increase (decrease) in cash deposit due to broker	(4,280,000)
Increase (decrease) in payables for investments purchased	169,664,165
Increase (decrease) in dividends and interest payable	249,953
Increase (decrease) in accrued liabilities	37,809
Increase (decrease) in collateral for securities on loan	(2,249,705)
Net cash provided by (used for) swap agreement transactions	13,997,398
Net cash provided by (used for) written options and swaptions transactions	716,638
Net cash provided by (used for) in futures contracts transactions	59,474,793
Net cash provided by (used for) foreign currency transactions	690,086

Net cash provided by (used for) operating activities	(57,770,874)

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	778,679
Increase (decrease) in payable reverse repurchase agreements	102,616,783
Proceeds from shares sold, net of receivable for shares sold	14,002,340
Payment of shares redeemed, net of payable for shares redeemed	(72,158,523)
Proceeds from Sale-buyback financing transactions	3,545,435,625
Payments from Sale-buyback financing transactions	(3,532,708,286)

Net cash provided by (used for) financing activities	57,966,618

Net increase (decrease) in cash and foreign currencies	195,744

Cash and foreign currencies, at beginning of year	$382,366

Cash and foreign currencies, at end of year	$578,110

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$164,607
Non-cash financing activities included herein consist of reinvestment of distributions	$34,538,077

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.91		$11.33		$12.00	$11.59	$10.40

Investment operations:
Net investment income (loss) (A)	0.16		0.10	(B)	0.04	0.02	0.01
Net realized and unrealized gain (loss)	1.28		0.54		(0.31)	0.90	1.25

Total investment operations	1.44		0.64		(0.27)	0.92	1.26

Dividends and/or distributions to shareholders:
Net investment income	(0.07)		(0.06)		—	(0.13)	(0.07)
Net realized gains	(0.61)		—		(0.40)	(0.38)	—

Total dividends and/or distributions to shareholders	(0.68)		(0.06)		(0.40)	(0.51)	(0.07)

Net asset value, end of year	$12.67		$11.91		$11.33	$12.00	$11.59

Total return (C)	12.42%		5.65%		(2.27)%	8.05%	12.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,772		$6,540		$6,714	$7,308	$7,332
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.87%		0.86%	0.86%	0.90%
Including waiver and/or reimbursement and recapture	0.93%		0.86	%(B)	0.86%	0.86%	0.91%
Net investment income (loss) to average net assets	1.31%		0.84	%(B)	0.32%	0.20%	0.10%
Portfolio turnover rate	50	%(D)	59	%(D)	70%	25%	54	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.76		$11.20		$11.90	$11.51	$10.35

Investment operations:
Net investment income (loss) (A)	0.13		0.07	(B)	0.01	(0.01)	(0.02)
Net realized and unrealized gain (loss)	1.27		0.52		(0.31)	0.90	1.24

Total investment operations	1.40		0.59		(0.30)	0.89	1.22

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.03)		—	(0.12)	(0.06)
Net realized gains	(0.61)		—		(0.40)	(0.38)	—

Total dividends and/or distributions to shareholders	(0.65)		(0.03)		(0.40)	(0.50)	(0.06)

Net asset value, end of year	$12.51		$11.76		$11.20	$11.90	$11.51

Total return (C)	12.04%		5.38%		(2.55)%	7.83%	11.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$669,140		$649,610		$607,082	$566,312	$308,591
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%		1.12%		1.11%	1.11%	1.15%
Including waiver and/or reimbursement and recapture	1.18%		1.11	%(B)	1.11%	1.11%	1.16%
Net investment income (loss) to average net assets	1.06%		0.59	%(B)	0.07%	(0.05)%	(0.16)%
Portfolio turnover rate	50	%(D)	59	%(D)	70%	25%	54	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION

average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:
Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 88,047,643	365	1.15%

Open reverse repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2017, the Portfolio earned price drop fee income of $546,805. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected within Interest income on the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 40,523,770	352	1.01%

Open sale-buyback financing transactions at December 31, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$2,713,875	$—	$—	$—	$2,713,875
Reverse Repurchase Agreements
Foreign Government Obligations	$—	$—	$—	$613,000	$613,000
U.S. Government Obligations	—	109,139,625	36,948,945	—	146,088,570
Cash	270,305	—	—	—	270,305
Total Reverse Repurchase Agreements	$270,305	$109,139,625	$36,948,945	$613,000	$146,971,875
Sale Buy-back Transactions
U.S. Government Obligations	$—	$—	$28,432,182	$—	$28,432,182
Total Borrowings	$2,984,180	$109,139,625	$65,381,127	$613,000	$178,117,932

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Portfolio may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Portfolio the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) Swap agreements within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$1,049,201	$—	$5,740,900	$—	$—	$6,790,101
Centrally cleared swap agreements, at value (B) (C)	4,060,153	—	—	115,751	—	4,175,904
OTC swap agreements, at value	—	—	973,692	17,466	—	991,158
Net unrealized appreciation on futures contracts (B) (D)	330,812	—	3,058,559	—	—	3,389,371
Unrealized appreciation on forward foreign currency contracts	—	95,267	—	—	—	95,267
Total	$5,440,166	$95,267	$9,773,151	$133,217	$—	$15,441,801

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value	$(1,266,477)	$(26,030)	$—	$—	$—	$(1,292,507)
Centrally cleared swap agreements, at value	(866,236)	—	—	—	—	(866,236)
OTC swap agreements, at value	(42,887)	—	—	—	—	(42,887)
Net unrealized depreciation on futures contracts (B) (D)	(89,542)	—	—	—	—	(89,542)
Unrealized depreciation on forward foreign currency contracts	—	(1,101,752)	—	—	—	(1,101,752)
Total	$(2,265,142)	$(1,127,782)	$—	$—	$—	$(3,392,924)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(194,631)	$(15,040)	$(12,398,083)	$—	$—	$(12,607,754)
Written options and swaptions	674,723	65,975	—	—	—	740,698
Swap agreements	42,491	—	13,290,484	1,284,015	—	14,616,990
Futures contracts	491,263	—	55,196,273	—	—	55,687,536
Forward foreign currency contracts	—	554,707	—	—	—	554,707
Total	$1,013,846	$605,642	$56,088,674	$1,284,015	$—	$58,992,177

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(450,165)	$—	$(525,293)	$—	$—	$(975,458)
Written options and swaptions	564,194	(7,514)	—	—	—	556,680
Swap agreements	(468,631)	—	1,266,112	(88,484)	—	708,997
Futures contracts	(102,334)	—	4,122,833	—	—	4,020,499
Forward foreign currency contracts	—	(5,344,663)	—	—	—	(5,344,663)
Total	$(456,936)	$(5,352,177)	$4,863,652	$(88,484)	$—	$(1,033,945)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 38,219	$ 5,432,689	$ (55,655)	$ (1,406,903)	$ 173,557,728	104,854,246	(197,796,154)	$ 21,261,792	$ 52,802,233	$ 127,625

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities(A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$52,531	$(33,361)	$—	$19,170	$33,361	$(33,361)	$—	$—
BNP Paribas	9,207	(9,207)	—	—	265,259	(9,207)	(256,052)	—
Citibank N.A.	1,022,001	(380,191)	(380,000)	261,810	380,191	(380,191)	—	—
Credit Suisse Securities (USA) LLC	53,496	(53,496)	—	—	66,276	(53,496)	—	12,780
Goldman Sachs Bank	860,847	(860,847)	—	—	1,468,303	(860,847)	(420,973)	186,483
Goldman Sachs International	17,466	—	—	17,466	—	—	—	—
HSBC Bank USA	18,970	(18,970)	—	—	145,755	(18,970)	(126,785)	—
JPMorgan Chase Bank, N.A.	514	(514)	—	—	78,001	(514)	(59,877)	17,610
Merrill Lynch International	32,081	—	—	32,081	—	—	—	—
Other Derivatives (C)	13,374,688	—	—	13,374,688	955,778	—	—	955,778

Total	$15,441,801	$(1,356,586)	$(380,000)	$13,705,215	$3,392,924	$(1,356,586)	$(863,687)	$1,172,651

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.81%
Over $250 million up to $750 million	0.80%
Over $750 million up to $1.5 billion	0.79%
Over $1.5 billion	0.76%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.95%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 1,304,858	$ 754,470	$ 4,609

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	97.66%	97.66%
Service Class	1	94.02%	94.02%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 82,690,806	$ 325,038,730	$ 75,820,265	$ 172,831,967

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, straddle loss deferrals, swaps and dollar rolls. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss, and CCP clearing fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 11,135,005	$ (11,135,005)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,015,925,906	$ 4,129,083	$ (5,109,783)	$ (980,700)

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 22,368,911	$ 12,169,166	$ —	$1,828,232	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 43,783,231	$ 22,170,554	$ —	$ —	$ (1,793)	$ (909,111)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force”. The guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Portfolio’s financial statements.

In November 2016, FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force”. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Portfolio’s financial statements.

In March 2017, FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Balanced VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Balanced VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Balanced VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Balanced VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $12,169,166 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

MARKET ENVIRONMENT

Low volatility, high risk appetite, and generally stable market conditions characterized 2017. With the CBOE Volatility Index spending the majority of the period near historic lows, global equities and risk assets rallied.

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers as well as by solid fundamentals that helped to bolster risk appetites. Volatility remained relatively low, equities rallied and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over the adherence of the Organization of the Petroleum Exporting Countries to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to support risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to market uncertainty. The U.S. yield curve continued to flatten in Q2, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact stimulative fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities (“TIPS”) underperforming like-duration nominal treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter: the U.S. Federal Reserve (“Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after not having lifted rates since 2010.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

PERFORMANCE

For the year ended December 31, 2017, Transamerica PIMCO Tactical – Conservative VP, Initial Class returned 10.70%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Conservative VP Blended Benchmark, returned 21.83% and 10.72%, respectively.

STRATEGY REVIEW

Amid the subdued volatility described above, the Portfolio maintained its near-maximum equity exposure throughout the period. An overweight to equities, obtained via exposure to S&P 500® Index futures, was positive for absolute and relative performance as U.S. equities ended the period higher. However, investment in S&P 500® put options (used to hedge against equity market shocks) offset some relative equity gains as the index delivered positive returns during every month of 2017. The fixed income component of the Portfolio also contributed to performance. Positioning in credit (both investment grade and high yield) was additive as credit spreads ended the year broadly tighter. Exposure to the securitized sector, including Agency and non-Agency mortgage-backed securities, contributed as the outlook for housing remained strong. U.S. duration and curve strategies, which were partially facilitated through the use of futures, swaps, and options, added to performance as defensive positioning in the front end of the curve and a preference for intermediate maturities benefited from an overall flattened yield curve. Outside the U.S., defensive duration positioning in the U.K. and Eurozone and an underweight to external emerging market debt detracted over the period.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	8.61
Duration†	4.96

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	41.1%
Corporate Debt Securities	36.4
Repurchase Agreements	30.9
U.S. Government Agency Obligations	11.7
Asset-Backed Securities	4.7
Foreign Government Obligations	4.0
Mortgage-Backed Securities	2.6
Municipal Government Obligations	0.8
Exchange-Traded Options Purchased	0.7
Short-Term Foreign Government Obligations	0.6
Securities Lending Collateral	0.4
Certificates of Deposit	0.3
Short-Term U.S. Government Obligations	0.2
Over-the-Counter Interest Rate Swaptions Purchased	0.2
Net Other Assets (Liabilities) ^	(34.6)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	10.70%	6.21%	4.23%	05/01/2009
S&P 500® (A)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical - Conservative VP Blended Benchmark (A) (B) (C) (D) (E) (F)	10.72%	6.79%	8.78%
Service Class	10.39%	5.94%	3.97%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Conservative VP Blended Benchmark is composed of the following benchmarks: 52% Bloomberg Barclays US Government/Credit Index, 25% S&P 500®, 13% Bloomberg Barclays Long Government/Credit Index, 5% MSCI EAFE Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,052.40	$5.07	$1,020.30	$4.99	0.98%
Service Class	1,000.00	1,050.70	6.36	1,019.00	6.26	1.23

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 4.7%
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.47% (A), 04/25/2026 (B)	$ 400,000	$ 400,474
Babson CLO, Ltd. Series 2014-IIA, Class AR, 3-Month LIBOR + 1.15%, 2.50% (A), 10/17/2026 (B)	300,000	300,287
Bear Stearns Asset-Backed Securities Trust Series 2005-SD1, Class 2M2, 1-Month LIBOR + 1.20%, 2.75% (A), 01/25/2045	346,384	346,209
BlueMountain CLO, Ltd. Series 2013-3A, Class AR, 3-Month LIBOR + 0.89%, 2.27% (A), 10/29/2025 (B)	400,000	400,169
Carlyle Global Market Strategies CLO, Ltd. Series 2014-3A, Class A1AR, 3-Month LIBOR + 1.15%, 2.52% (A), 07/27/2026 (B)	900,000	902,854
Series 2014-5A, Class A1R, 3-Month LIBOR + 1.14%, 2.50% (A), 10/16/2025 (B)	400,000	401,050
Colony Starwood Homes Trust Series 2016-1A, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 07/17/2033 (B)	591,909	595,213
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 01/16/2026 (B)	1,200,000	1,200,179
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 04/20/2027 (B)	300,000	301,327
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.26% (A), 10/15/2027 (B)	900,000	899,546
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.44% (A), 03/25/2035	300,000	302,016
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 01/20/2026 (B)	1,000,000	1,000,199
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	1,200,000	1,182,667
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.46% (A), 10/22/2025 (B)	800,000	801,948
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.59%(A), 10/17/2025 (B)	500,000	501,717

	Principal	Value
ASSET-BACKED SECURITIES (continued)
KVK CLO, Ltd. Series 2013-2A, Class AR, 3-Month LIBOR + 1.15%, 2.51% (A), 01/15/2026 (B)	$ 400,000	$ 400,064
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.25% (A), 12/26/2031 (B)	34,919	34,941
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 3-Month LIBOR + 1.13%, 2.49% (A), 07/20/2026 (B)	500,000	500,507
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 2.58% (A), 10/20/2026 (B)	300,000	301,048
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 3-Month LIBOR + 1.13%, 2.48% (A), 01/17/2026 (B)	400,000	400,069
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.50% (A), 11/25/2065 (B)	388,329	389,315
Progress Residential Trust Series 2016-SFR1, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 09/17/2033 (B)	594,620	601,308
SHACKLETON CLO, Ltd. Series 2013-4A, Class AR, 3-Month LIBOR + 1.12%, 2.48% (A), 01/13/2025 (B)	400,000	400,060
SLC Private Student Loan Trust Series 2006-A, Class A5, 3-Month LIBOR + 0.17%, 1.53% (A), 07/15/2036	5,429	5,429
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
1-Month LIBOR + 1.45%, 2.93% (A), 02/17/2032 (B)	1,000,000	1,034,279
Series 2016-C, Class A1,
1-Month LIBOR + 0.55%, 2.03% (A), 11/15/2023 (B)	185,654	185,985
TICP CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.18%, 2.54% (A), 01/20/2027 (B)	500,000	501,908
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 04/15/2026 (B)	400,000	400,367
Westlake Automobile Receivables Trust Series 2016-3A, Class A2, 1.42%, 10/15/2019 (B)	199,898	199,646

Total Asset-Backed Securities (Cost $14,726,795)		14,890,781

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CERTIFICATE OF DEPOSIT - 0.3%
Banks - 0.3%
Barclays Bank PLC 1.94% (A), 09/04/2018	$ 900,000	$ 900,000

Total Certificate of Deposit (Cost $900,000)		900,000

CORPORATE DEBT SECURITIES - 36.4%
Aerospace & Defense - 0.1%
Northrop Grumman Corp. 2.93%, 01/15/2025	100,000	99,406
3.25%, 01/15/2028	100,000	100,146

		199,552

Airlines - 1.2%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	593,708	613,300
American Airlines Pass-Through Trust 3.00%, 04/15/2030	388,955	380,199
3.25%, 04/15/2030	97,245	97,002
Continental Airlines Pass-Through Trust 4.00%, 04/29/2026	39,872	41,560
5.50%, 04/29/2022	31,767	33,156
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,619,353	1,635,546
United Airlines Pass-Through Trust 2.88%, 04/07/2030	500,000	490,375
3.10%, 04/07/2030	500,000	491,100

		3,782,238

Banks - 10.2%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B) (C)	1,300,000	1,352,318
Bank of America Corp. 2.63%, 10/19/2020, MTN	560,000	564,702
Fixed until 12/20/2027, 3.42% (A), 12/20/2028 (B) (D)	2,481,000	2,481,533
6.88%, 04/25/2018, MTN	200,000	203,055
Bank of America NA 1.75%, 06/05/2018	300,000	299,872
Bank of Montreal 1.75%, 06/15/2021 (B)	900,000	878,088
2.55%, 11/06/2022, MTN	200,000	198,227
Bank of Tokyo-Mitsubishi UFJ, Ltd.
3-Month LIBOR + 0.55%, 2.04% (A), 03/05/2018 (B)	200,000	200,027
2.30%, 03/05/2020 (B)	200,000	199,279
Barclays PLC 3.65%, 03/16/2025	500,000	499,108
4.34%, 01/10/2028	400,000	413,986
Citigroup, Inc. 2.05%, 12/07/2018	830,000	829,132
3-Month LIBOR + 0.86%, 2.38% (A), 12/07/2018	370,000	371,604
2.40%, 02/18/2020	2,500,000	2,497,074
4.40%, 06/10/2025	300,000	316,660
Cooperatieve Rabobank UA 3.75%, 07/21/2026	600,000	607,822
3.88%, 02/08/2022	1,300,000	1,365,501
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	1,400,000	1,367,331

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC USA, Inc.
3-Month LIBOR + 0.61%, 2.02% (A), 11/13/2019	$ 100,000	$ 100,565
2.38%, 11/13/2019	180,000	180,209
2.75%, 08/07/2020	1,650,000	1,659,047
ING Bank NV
3-Month LIBOR + 0.55%, 2.15% (A), 03/16/2018 (B)	200,000	200,146
JPMorgan Chase & Co. 2.75%, 06/23/2020	1,900,000	1,916,591
3.25%, 09/23/2022	200,000	204,770
3.90%, 07/15/2025	100,000	104,834
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	250,240
Mitsubishi UFJ Financial Group, Inc.
3-Month LIBOR + 1.88%, 3.36% (A), 03/01/2021	1,300,000	1,352,391
Mitsubishi UFJ Trust & Banking Corp. 2.65%, 10/19/2020 (B)	200,000	200,296
MUFG Americas Holdings Corp.
3-Month LIBOR + 0.57%, 1.97% (A), 02/09/2018	24,000	24,004
2.25%, 02/10/2020	15,000	14,919
National Australia Bank, Ltd. 1.38%, 07/12/2019	500,000	493,765
Nykredit Realkredit A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	DKK 1,400,000	225,962
1.00%, 01/01/2018	200,000	32,216
2.00%, 01/01/2018	600,000	96,658
2.00%, 04/01/2018 (E)	1,800,000	291,724
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	6,500,000	1,050,406
2.00%, 01/01/2018 - 04/01/2018	1,500,000	242,715
Royal Bank of Scotland Group PLC
Fixed until 08/15/2021, 8.63% (A), 08/15/2021 (F)	$ 600,000	675,750
Santander Holdings USA, Inc. 2.70%, 05/24/2019	400,000	400,872
Santander UK Group Holdings PLC 2.88%, 10/16/2020	860,000	862,842
3.13%, 01/08/2021	100,000	100,941
Santander UK PLC 2.38%, 03/16/2020	1,700,000	1,700,426
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (E)	400,000	412,000
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (E) (F)	EUR 400,000	595,557
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 860,000	864,157
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	200,000	190,385
Swedbank AB 2.20%, 03/04/2020 (B)	450,000	448,145
Wells Fargo & Co.
3-Month LIBOR + 0.40%, 1.97% (A), 09/14/2018	300,000	300,448
2.55%, 12/07/2020, MTN	80,000	80,324
2.60%, 07/22/2020, MTN	1,650,000	1,660,161

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
3.00%, 02/19/2025, MTN	$ 200,000	$ 198,330
Fixed until 05/27/2027, 3.58% (A), 05/22/2028, MTN	300,000	305,837
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	700,000	697,350

		32,780,302

Beverages - 0.6%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	1,390,000	1,422,378
PepsiCo, Inc. 4.00%, 05/02/2047	400,000	426,085

		1,848,463

Biotechnology - 0.4%
AbbVie, Inc. 2.90%, 11/06/2022	350,000	351,018
3.20%, 11/06/2022	1,000,000	1,015,449

		1,366,467

Building Products - 0.2%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	410,000	428,638
Masco Corp. 4.45%, 04/01/2025 (C)	20,000	21,206
Owens Corning 4.20%, 12/01/2024	20,000	20,953

		470,797

Capital Markets - 2.5%
Brighthouse Holdings LLC 6.50% (G), 07/27/2037 (B) (D) (F)	200,000	213,000
Charles Schwab Corp.
Fixed until 12/01/2027, 5.00% (A), 12/01/2027 (F)	500,000	501,900
Credit Suisse AG 3-Month LIBOR + 0.68%, 2.05% (A), 04/27/2018	300,000	300,440
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	400,000	417,040
Credit Suisse Group Funding Guernsey, Ltd. 3.75%, 03/26/2025	900,000	918,349
Deutsche Bank AG 4.25%, 10/14/2021	400,000	416,146
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	60,000	61,815
3.85%, 07/08/2024, MTN	2,300,000	2,385,714
6.15%, 04/01/2018	240,000	242,526
InterContinental Exchange, Inc. 2.75%, 12/01/2020	40,000	40,474
Lazard Group LLC 3.75%, 02/13/2025	30,000	30,593
Morgan Stanley 4.00%, 07/23/2025, MTN	60,000	62,823
5.50%, 07/24/2020, MTN	1,900,000	2,037,143
6.63%, 04/01/2018, MTN	200,000	202,191
S&P Global, Inc. 4.40%, 02/15/2026	40,000	43,341

		7,873,495

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.4%
ADT Corp. 4.13%, 06/15/2023	$ 40,000	$ 40,000
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	15,000	15,409
7.00%, 10/15/2037 (B)	300,000	401,174
Republic Services, Inc. 2.90%, 07/01/2026	400,000	391,674
3.55%, 06/01/2022	500,000	515,435

		1,363,692

Consumer Finance - 1.5%
American Express Credit Corp.
3-Month LIBOR + 0.49%, 1.91% (A), 08/15/2019, MTN	100,000	100,385
3-Month LIBOR + 0.78%, 2.17% (A), 11/05/2018, MTN	50,000	50,251
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	200,000	197,660
3-Month LIBOR + 0.42%, 1.91% (A), 03/02/2018 (B)	170,000	170,024
General Motors Financial Co., Inc. 3.20%, 07/13/2020	150,000	152,036
3.70%, 11/24/2020	830,000	852,064
Hyundai Capital America 2.50%, 03/18/2019 (B)	500,000	498,783
Synchrony Financial 2.60%, 01/15/2019	830,000	831,570
2.70%, 02/03/2020	15,000	15,037
4.50%, 07/23/2025	860,000	898,703
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	200,000	198,194
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	700,000	697,140

		4,661,847

Diversified Consumer Services - 0.6%
Nationwide Building Society 3.90%, 07/21/2025 (B)	1,900,000	1,993,591

Diversified Financial Services - 0.8%
BRFkredit A/S 1.00%, 10/01/2018, MTN	DKK 1,100,000	179,086
2.00%, 01/01/2018	2,100,000	338,298
Helios Leasing I LLC 1.56%, 09/28/2024	$ 117,339	113,450
Nordea Kredit Realkreditaktieselskab 2.00%, 01/01/2018 - 04/01/2018	DKK 800,000	129,166
ORIX Corp. 3.25%, 12/04/2024	$600,000	598,087
Protective Life Global Funding
3-Month LIBOR + 0.55%, 2.07% (A), 06/08/2018 (B)	200,000	200,304
2.70%, 11/25/2020 (B)	830,000	833,647
Tagua Leasing LLC 1.58%, 11/16/2024	121,582	117,819

		2,509,857

Diversified Telecommunication Services - 1.5%
AT&T, Inc.
3-Month LIBOR + 0.93%, 2.62% (A), 06/30/2020	40,000	40,477

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
AT&T, Inc. (continued)
3.40%, 05/15/2025	$ 580,000	$ 570,227
3.90%, 08/14/2027	400,000	402,673
4.30%, 02/15/2030 (B)	527,000	525,527
4.90%, 08/14/2037	400,000	405,038
5.25%, 03/01/2037	600,000	634,574
Verizon Communications, Inc. 3.38%, 02/15/2025 (B)	697,000	699,633
4.15%, 03/15/2024	700,000	736,254
4.52%, 09/15/2048	848,000	834,982

		4,849,385

Electric Utilities - 1.9%
Appalachian Power Co. 3.40%, 06/01/2025	650,000	663,226
Duke Energy Corp. 3.75%, 04/15/2024	100,000	104,441
3.95%, 10/15/2023	300,000	314,911
4.80%, 12/15/2045	830,000	959,219
Electricite de France SA 3.63%, 10/13/2025 (B)	800,000	819,621
Entergy Louisiana LLC 3.30%, 12/01/2022	100,000	102,187
Entergy Mississippi, Inc. 2.85%, 06/01/2028	1,100,000	1,065,048
Exelon Corp. 3.40%, 04/15/2026	800,000	800,266
IPALCO Enterprises, Inc. 3.70%, 09/01/2024 (B)	300,000	299,727
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	200,000	213,910
Pacific Gas & Electric Co. 3.50%, 06/15/2025	20,000	20,446
Southwestern Electric Power Co. 6.20%, 03/15/2040	600,000	801,129

		6,164,131

Electrical Equipment - 0.1%
Schneider Electric SE 2.95%, 09/27/2022 (B)	150,000	150,753

Electronic Equipment, Instruments & Components - 0.1%
Arrow Electronics, Inc. 3.25%, 09/08/2024	300,000	293,965
Flex, Ltd. 4.75%, 06/15/2025	20,000	21,398

		315,363

Energy Equipment & Services - 0.3%
Energy Transfer, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	850,000	929,267

Equity Real Estate Investment Trusts - 2.4%
Alexandria Real Estate Equities, Inc. 3.95%, 01/15/2027	100,000	102,154
4.30%, 01/15/2026	1,090,000	1,142,076
4.50%, 07/30/2029	200,000	212,008
American Tower Corp. 3.38%, 10/15/2026	600,000	589,490
4.00%, 06/01/2025	300,000	310,866
4.40%, 02/15/2026	670,000	704,562

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	$ 600,000	$ 614,900
Crown Castle International Corp. 4.45%, 02/15/2026	200,000	209,978
5.25%, 01/15/2023	900,000	985,451
Digital Realty Trust, LP 3.95%, 07/01/2022	860,000	898,412
Federal Realty Investment Trust 3.63%, 08/01/2046	150,000	140,564
Kilroy Realty, LP 4.38%, 10/01/2025	590,000	618,953
Mid-America Apartments, LP 4.00%, 11/15/2025	580,000	600,763
Prologis, LP 3.75%, 11/01/2025	20,000	20,969
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 2.13% (A), 04/16/2019, MTN (E)	200,000	200,913
WP Carey, Inc. 4.60%, 04/01/2024	400,000	417,863

		7,769,922

Food Products - 0.2%
Kraft Heinz Foods Co. 3.50%, 07/15/2022	20,000	20,455
4.38%, 06/01/2046	300,000	297,165
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	200,000	222,983

		540,603

Gas Utilities - 0.1%
National Fuel Gas Co. 5.20%, 07/15/2025	50,000	53,630
ONE Gas, Inc. 2.07%, 02/01/2019	300,000	300,066

		353,696

Health Care Equipment & Supplies - 0.7%
Boston Scientific Corp. 3.38%, 05/15/2022	650,000	660,053
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	1,620,000	1,620,787
3.15%, 04/01/2022	30,000	30,074
3.55%, 04/01/2025	30,000	29,980

		2,340,894

Health Care Providers & Services - 0.4%
Aetna, Inc. 3.50%, 11/15/2024	20,000	20,305
AHS Hospital Corp. 5.02%, 07/01/2045	400,000	484,089
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	200,000	223,272
Humana, Inc. 4.80%, 03/15/2047	200,000	225,508
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	15,000	15,236
Northwell Healthcare, Inc. 3.98%, 11/01/2046	400,000	390,313

		1,358,723

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Independent Power & Renewable Electricity Producers - 0.0% (H)
Exelon Generation Co. LLC 6.25%, 10/01/2039	$ 100,000	$ 116,981

Insurance - 2.0%
Brighthouse Financial, Inc. 4.70%, 06/22/2047 (B)	100,000	102,013
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	40,000	40,822
First American Financial Corp. 4.60%, 11/15/2024	20,000	20,700
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	820,000	821,187
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	20,000	20,888
MetLife, Inc. 4.05%, 03/01/2045	20,000	20,975
Metropolitan Life Global Funding I 2.00%, 04/14/2020 (B)	150,000	148,851
2.30%, 04/10/2019 (B)	100,000	100,139
2.50%, 12/03/2020 (B)	950,000	952,072
New York Life Global Funding
3-Month LIBOR + 0.40%, 1.75% (A), 04/06/2018 (B)	400,000	400,371
Pacific Life Insurance Co.
Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	1,000,000	1,003,100
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	830,000	832,842
Principal Life Global Funding II 2.20%, 04/08/2020 (B)	600,000	597,714
3.00%, 04/18/2026 (B)	300,000	297,135
Reliance Standard Life Global Funding II 2.15%, 10/15/2018 (B)	110,000	110,091
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	800,000	846,033
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	102,039
XLIT, Ltd. 4.45%, 03/31/2025	20,000	20,456

		6,437,428

Internet & Direct Marketing Retail - 0.2%
Amazon.com, Inc. 2.50%, 11/29/2022	200,000	199,898
5.20%, 12/03/2025	410,000	470,657

		670,555

IT Services - 0.1%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	424,000	453,862

Life Sciences Tools & Services - 0.0% (H)
Thermo Fisher Scientific, Inc. 2.15%, 12/14/2018	40,000	40,055
3.30%, 02/15/2022	40,000	40,937

		80,992

Marine - 0.1%
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	300,000	301,231

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 1.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, 03/15/2028	$ 500,000	$ 496,285
4.46%, 07/23/2022	1,800,000	1,878,028
5.38%, 05/01/2047	300,000	307,605
Comcast Corp. 4.40%, 08/15/2035	20,000	21,866
4.75%, 03/01/2044	600,000	688,061
Discovery Communications LLC 5.00%, 09/20/2037	300,000	310,828
Sky PLC 3.13%, 11/26/2022 (B)	80,000	80,464

		3,783,137

Multi-Utilities - 0.5%
DTE Electric Co. 3.70%, 06/01/2046	1,000,000	1,033,667
E.ON International Finance BV 6.65%, 04/30/2038 (B)	300,000	397,632
Sempra Energy 2.88%, 10/01/2022	150,000	149,803

		1,581,102

Oil, Gas & Consumable Fuels - 2.1%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	300,000	310,454
BP Capital Markets PLC
3-Month LIBOR + 0.43%, 1.84% (A), 02/13/2018	93,000	93,022
Cimarex Energy Co. 3.90%, 05/15/2027	450,000	460,133
Concho Resources, Inc. 3.75%, 10/01/2027	300,000	303,917
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (E)	400,000	433,854
Energy Transfer, LP 4.05%, 03/15/2025	200,000	199,851
4.75%, 01/15/2026	40,000	41,499
7.50%, 07/01/2038	100,000	123,993
Enterprise Products Operating LLC 3.70%, 02/15/2026	870,000	890,829
Petroleos Mexicanos 6.00%, 03/05/2020	200,000	212,200
Rosneft Finance SA 7.88%, 03/13/2018, MTN (E)	200,000	201,993
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	1,000,000	1,111,481
Shell International Finance BV 4.00%, 05/10/2046	400,000	426,020
Statoil ASA 3.25%, 11/10/2024	800,000	822,445
TransCanada PipeLines, Ltd. 7.63%, 01/15/2039	300,000	451,993
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	200,000	206,250
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	20,000	20,121
3.70%, 03/15/2028 (B)	500,000	496,566

		6,806,621

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.9%
Allergan Funding SCS 3.85%, 06/15/2024	$ 1,160,000	$ 1,188,702
Baxalta, Inc. 3.60%, 06/23/2022	20,000	20,455
ELI Lilly & Co. 3.10%, 05/15/2027	300,000	304,512
Johnson & Johnson 3.63%, 03/03/2037	500,000	528,240
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	200,000	196,615
3.20%, 09/23/2026	300,000	293,326
Zoetis, Inc. 3.00%, 09/12/2027	400,000	390,734

		2,922,584

Road & Rail - 0.6%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	800,000	876,578
5.15%, 09/01/2043	200,000	247,288
Canadian National Railway Co. 2.25%, 11/15/2022	100,000	97,930
Kansas City Southern 4.95%, 08/15/2045	500,000	569,986
Union Pacific Corp. 4.10%, 09/15/2067	200,000	208,660

		2,000,442

Semiconductors & Semiconductor Equipment - 0.2%
Intel Corp. 4.10%, 05/11/2047	500,000	550,898

Software - 0.3%
Autodesk, Inc. 4.38%, 06/15/2025	40,000	41,974
Microsoft Corp. 4.10%, 02/06/2037	500,000	558,254
Oracle Corp. 2.95%, 05/15/2025	290,000	291,255

		891,483

Specialty Retail - 0.5%
Lowe’s Cos., Inc. 3.70%, 04/15/2046	1,500,000	1,506,141
QVC, Inc. 4.45%, 02/15/2025	100,000	102,007
4.85%, 04/01/2024	100,000	105,085

		1,713,233

Technology Hardware, Storage & Peripherals - 0.7%
Apple, Inc.
3-Month LIBOR + 0.30%, 1.69%(A), 05/06/2019	100,000	100,401
2.85%, 05/11/2024	200,000	200,896
2.90%, 09/12/2027	300,000	296,446
3.20%, 05/11/2027	200,000	202,540
3.35%, 02/09/2027	300,000	307,312
3.75%, 09/12/2047	200,000	204,960
4.65%, 02/23/2046	200,000	234,207
Dell International LLC / EMC Corp. 8.10%, 07/15/2036(B)	600,000	757,675

		2,304,437

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Tobacco - 0.6%
BAT Capital Corp. 4.39%, 08/15/2037(B)	$ 800,000	$ 840,082
BAT International Finance PLC 3.50%, 06/15/2022(B)	20,000	20,460
Imperial Brands Finance PLC 4.25%, 07/21/2025(B)	860,000	901,744
Reynolds American, Inc. 4.00%, 06/12/2022	20,000	$ 20,896

		1,783,182

Trading Companies & Distributors - 0.1%
GATX Corp. 3.25%, 09/15/2026	250,000	243,664

Transportation Infrastructure - 0.1%
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025(B)	20,000	19,927
3.90%, 03/22/2023(B)	200,000	205,834

		225,761

Water Utilities - 0.0% (H)
American Water Capital Corp. 3.40%, 03/01/2025	20,000	20,610

Wireless Telecommunication Services - 0.0% (H)
T-Mobile USA, Inc. 6.00%, 03/01/2023	36,000	37,692
6.38%, 03/01/2025	36,000	38,520

		76,212

Total Corporate Debt Securities (Cost $114,055,335)		116,587,453

FOREIGN GOVERNMENT OBLIGATIONS - 4.0%
Brazil - 0.1%
Brazil Government International Bond 5.63%, 02/21/2047	300,000	306,450

Canada - 0.6%
Province of Ontario 1.65%, 09/27/2019	1,200,000	1,189,502
Province of Quebec 2.50%, 04/20/2026	900,000	880,260

		2,069,762

Japan - 1.0%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023(B)	1,800,000	1,737,846
Tokyo Metropolitan Government 2.00%, 05/17/2021(B)	1,500,000	1,462,156

		3,200,002

Kuwait - 0.2%
Kuwait International Government Bond 3.50%, 03/20/2027(B)	500,000	507,806

Qatar - 0.9%
Qatar Government International Bond 2.38%, 06/02/2021(E)	2,800,000	2,748,200
4.50%, 01/20/2022(E)	200,000	210,600

		2,958,800

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of Korea - 0.1%
Export-Import Bank of Korea
3-Month LIBOR + 0.70%, 2.16% (A), 05/26/2019	$ 200,000	$ 200,240

Saudi Arabia - 1.0%
Saudi Arabia Government International Bond 3.63%, 03/04/2028 (B)	2,700,000	2,675,700
4.63%, 10/04/2047 (B)	400,000	408,521

		3,084,221

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	500,000	488,880

Total Foreign Government Obligations (Cost $12,925,403)		12,816,161

MORTGAGE-BACKED SECURITIES - 2.6%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.75% (A), 04/24/2049 (E)	GBP 272,634	370,452
Auburn Securities 4 PLC Series 4, Class A2, 1-Month GBP LIBOR + 0.40%, 0.89% (A), 10/01/2041 (E)	254,082	339,596
Banc of America Mortgage Trust Series 2004-D, Class 2A2, 3.69% (A), 05/25/2034	$ 17,594	17,727
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 1.99% (A), 07/25/2035	21,492	21,616
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 2.36% (A), 07/15/2034 (B)	1,800,000	1,802,257
CHL Mortgage Pass-Through Trust Series 2004-J3, Class A7, 5.50%, 05/25/2034	187,681	190,415
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.29% (A), 11/12/2043 (B)	26,297	26,247
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	1,000,000	1,021,691
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.68% (A), 12/10/2044 (E)	GBP 174,111	231,775
Gemgarto PLC Series 2015-1, Class A, 3-Month GBP LIBOR + 0.95%, 1.48% (A), 02/16/2047 (E)	13,549	18,314
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 643,869	644,290

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.23% (A), 04/25/2028	$ 343,775	$ 330,836
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	900,000	921,379
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.01% (A), 12/15/2048	1,734,822	70,706
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.07% (A), 05/25/2035	77,063	77,331
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.70% (A), 06/10/2043 (E)	GBP 201,552	270,315
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.72% (A), 06/10/2059 (E)	476,015	623,373
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.27% (A), 06/10/2059 (E)	92,051	116,720
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.87% (A), 06/10/2059 (E)	110,117	141,219
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.07% (A), 06/10/2059 (E)	86,029	109,046
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	$ 900,000	924,676

Total Mortgage-Backed Securities (Cost $8,283,750)		8,269,981

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.8%
California - 0.3%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	200,000	288,564
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	200,000	294,204
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	300,000	450,216

		1,032,984

Illinois - 0.1%
City of Chicago, General Obligation Unlimited
Series B,
6.31%, 01/01/2044	275,000	293,081
7.05%, 01/01/2029	300,000	331,560

		624,641

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maryland - 0.1%
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	$ 200,000	$ 196,298

Michigan - 0.1%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	245,000	244,491

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	200,000	230,946

Utah - 0.0% (H)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.31% (A), 12/26/2031	38,164	38,405

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	195,000	189,542

Total Municipal Government Obligations (Cost $2,355,096)		2,557,307

U.S. GOVERNMENT AGENCY OBLIGATIONS - 11.7%
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019	7,350,000	7,262,469
2.38%, 01/13/2022	7,500,000	7,567,432
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1-Month LIBOR + 0.67%, 2.04% (A), 02/25/2023	438,139	440,055
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 1.59% (A), 01/15/2038	1,058,258	1,057,767
1-Month LIBOR + 0.40%, 1.88% (A), 02/15/2041 - 09/15/2045	439,806	441,158
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS
1.67% (A), 01/15/2038	1,058,258	65,137
Federal Home Loan Mortgage Corp., Interest Only STRIPS
(1.00) *1-Month LIBOR + 5.89%, 4.41% (A), 09/15/2043	1,157,783	229,038
Federal National Mortgage Association 3.50%, 06/01/2045	329,572	338,559
3.50%, TBA (J)	13,400,000	13,731,728
3.70%, 09/01/2034	473,995	506,043
4.50%, TBA (J)	1,000,000	1,062,656
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.57%, 2.12% (A), 06/25/2041	357,577	361,504

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association REMIC (continued)
1-Month LIBOR + 0.75%, 2.30% (A), 05/25/2040	$ 334,907	$ 339,364
1-Month LIBOR + 0.85%, 2.40% (A), 11/25/2039	981,427	1,001,773
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	682,535	68,434
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	600,000	596,437
Government National Mortgage Association
1-Month LIBOR + 0.80%, 2.04% (A), 05/20/2066 - 06/20/2066	2,335,664	2,358,087

Total U.S. Government Agency Obligations (Cost $37,186,188)		37,427,641

U.S. GOVERNMENT OBLIGATIONS - 41.1%
U.S. Treasury - 40.3%
U.S. Treasury Bond 2.75%, 08/15/2047	1,500,000	1,501,875
2.88%, 11/15/2046 (K)	2,000,000	2,051,641
4.25%, 05/15/2039	3,400,000	4,297,414
4.38%, 11/15/2039	2,400,000	3,088,031
4.50%, 08/15/2039 (J) (K)	16,630,000	21,723,587
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	9,300,000	4,655,522
U.S. Treasury Note
1.25%, 04/30/2019 (K) (L)	2,100,000	2,083,348
1.88%, 03/31/2022 - 07/31/2022 (K)	17,000,000	16,803,965
2.00%, 12/31/2021 (K)	2,200,000	2,188,828
2.00%, 11/15/2026 (J) (K)	1,875,000	1,814,575
2.13%, 12/31/2022 (J)	2,200,000	2,190,891
2.25%, 02/15/2027 (K)	32,550,000	32,122,781
2.25%, 08/15/2027 (J) (K)	28,000,000	27,606,250
2.25%, 11/15/2027	1,700,000	1,676,027
2.38%, 05/15/2027 (K)	5,100,000	5,085,457

		128,890,192

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046	2,498,496	2,669,053

Total U.S. Government Obligations (Cost $131,774,860)		131,559,245

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 0.6%
Japan - 0.4%
Japan Treasury Discount Bill 0.00% (M) (N), 02/13/2018	JPY 160,000,000	1,420,248

United Kingdom - 0.2%
U.K. Treasury Bill 0.00% (M) (N), 01/29/2018 (D)	GBP 400,000	539,956

Total Short-Term Foreign Government Obligations (Cost $1,950,668)		1,960,204

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill
1.07% (M), 01/04/2018 (O)	$ 15,000	$ 14,999
1.10% (M), 01/04/2018 (O)	273,000	272,983
1.29% (M), 03/01/2018	325,000	324,334

Total Short-Term U.S. Government Obligations (Cost $612,262)		612,316

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (M)	1,394,630	1,394,630

Total Securities Lending Collateral (Cost $1,394,630)		1,394,630

	Principal	Value
REPURCHASE AGREEMENTS - 30.9%
Fixed Income Clearing Corp., 0.54% (M), dated 12/29/2017, to be repurchased at $5,681,326 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $5,797,192.	$ 5,680,985	5,680,985
JPMorgan Securities LLC, 1.80% (M), dated 12/29/2017, to be repurchased at $4,800,960 on 01/02/2018. Collateralized by U.S. Government Obligations, 2.25%, due 01/31/2024, and with a total value of $4,909,080	4,800,000	4,800,000
JPMorgan Securities LLC, 1.81% (M), dated 12/29/2017, to be repurchased at $29,505,933 on 01/02/2018. Collateralized by a U.S. Government Agency Obligation, 3.50%, due 12/20/2047 and with a value of $30,469,216.	29,500,000	29,500,000
RBC Capital Markets LLC, 1.85% (M), dated 12/29/2017, to be repurchased at $59,012,128 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.00%, due 10/31/2021, and with a value of $60,236,887.	59,000,000	59,000,000

Total Repurchase Agreements (Cost $98,980,985)		98,980,985

Total Investments Excluding Purchased Options/Swaptions (Cost $425,145,972)		427,956,704
Total Purchased Options/Swaptions - 0.9% (Cost $2,672,905)		2,754,524

Total Investments (Cost $427,818,877)		430,711,228
Net Other Assets (Liabilities) - (34.6)%		(110,755,641)

Net Assets - 100.0%		$ 319,955,587

	Principal	Value
REVERSE REPURCHASE AGREEMENTS - (22.1)%

Bank of Nova Scotia, 1.32% (M), dated 10/27/2017, to be repurchased at $(5,240,236) on 01/25/2018. Collateralized by U.S. Government Obligations, 2.00% - 2.38%, due 11/15/2026 - 05/15/2027, and Cash with a total value of $(5,240,590)

	$ (5,223,000)	$ (5,223,000)
Bank of Nova Scotia, 1.36% (M), dated 11/13/2017, to be repurchased at $(28,988,043) on 01/16/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 02/15/2027 and Cash with a value of $(29,203,050).	(28,918,125)	(28,918,125)
Barclays Capital, Inc., 1.25% (M), dated 12/19/2017, to be repurchased at $(313,746) on 12/18/2019. Collateralized by a Foreign Government Obligation, 5.63%, due 02/21/2047 and with a value of $(313,294).	(306,000)	(306,000)
JPMorgan Securities LLC, 1.40% (M), dated 11/15/2017, to be repurchased at $(22,911,359) on 01/16/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(22,875,625).	(22,856,250)	(22,856,250)
Merrill Lynch Pierce Fenner & Smith, 1.43% (M), dated 12/01/2017, to be repurchased at $(12,018,325) on 02/09/2018. Collateralized by a U.S. Government Obligation, 1.88%, due 03/31/2022, and with a value of $(11,923,658).	(11,985,000)	(11,985,000)
RBC Capital Markets LLC, 1.51% (M), dated 12/06/2017, to be repurchased at $(1,396,623) on 02/06/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(1,392,429).	(1,393,000)	(1,393,000)

Total Reverse Repurchase Agreements (Cost $70,681,375)		$ (70,681,375)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 90-Day Eurodollar Futures	USD	98.25	03/19/2018	USD	78,837,600	321	$—	$42,131
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	121,649,255	455	2,094,384	2,127,125

Total							$2,094,384	$2,169,256

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (D)	CSS	3-Month USD-LIBOR	Receive	1.85%	11/30/2018	USD	25,700,000	$37,086	$33,370
Call - Pays Floating Rate Index 3-Month USD-LIBOR (D)	CITI	3-Month USD-LIBOR	Receive	2.00	12/19/2018	USD	25,700,000	56,935	41,608
Put - Receives Floating Rate Index 3-Month USD-LIBOR (D)	GSB	3-Month USD-LIBOR	Pay	2.30	10/21/2019	USD	5,100,000	484,500	510,290

Total								$578,521	$585,268

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - USD vs. ZAR	GSB	USD	12.25	06/20/2018	USD	700,000	$(10,801)	$(15,184)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	CSS	3-Month USD-LIBOR	Receive	2.19%	11/30/2018	USD	10,000,000	$(35,225)	$(41,423)
Call - 10-Year	CITI	3-Month USD-LIBOR	Receive	2.19	12/19/2018	USD	5,400,000	(56,921)	(56,207)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	25,500,000	(484,500)	(658,045)

Total								$(576,646)	$(755,675)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 25	1.00%	Quarterly	12/20/2020	USD	10,700,000	$220,359	$242,061	$(21,702)
North America Investment Grade Index - Series 26	1.00	Quarterly	06/20/2021	USD	700,000	16,055	17,488	(1,433)
North America Investment Grade Index - Series 28	1.00	Quarterly	06/20/2022	USD	23,000,000	520,912	565,321	(44,409)
North America Investment Grade Index - Series 29	1.00	Quarterly	12/20/2022	USD	1,200,000	29,004	31,319	(2,315)

Total						$786,330	$856,189	$(69,859)

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month GBP-LIBOR	Receive	1.00%	Quarterly/Maturity	09/19/2019	GBP	47,700,000	$122,613	$120,751	$1,862
3-Month GBP-LIBOR	Pay	1.00	Maturity/Quarterly	09/18/2020	GBP	47,700,000	(5,016)	(14,512)	9,496
3-Month USD-LIBOR	Pay	1.50	Semi-Annually/Quarterly	06/21/2027	USD	30,300,000	2,226,180	2,321,041	(94,861)
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/Quarterly	12/21/2026	USD	1,000,000	46,838	51,231	(4,393)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CENTRALLY CLEARED SWAP AGREEMENTS (continued):

Interest Rate Swap Agreements (continued)
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month USD-LIBOR	Receive	2.25%	Quarterly/Semi-Annually	12/16/2022	USD	500,000	$67	$494	$(427)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/Quarterly	12/20/2027	USD	27,800,000	(212,220)	(229,840)	17,620
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/20/2047	USD	2,300,000	(90,585)	(85,606)	(4,979)
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/Annually	02/03/2037	EUR	3,200,000	6,060	32,765	(26,705)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/21/2028	GBP	5,400,000	(139,987)	(162,136)	22,149
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	2,900,000	(121,246)	(145,666)	24,420

Total							$1,832,704	$1,888,522	$(55,818)

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	1,700,000	$7,544	$(75,165)	$82,709
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	900,000	1,728	(54,909)	56,637

Total							$9,272	$(130,074)	$139,346

Interest Rate Swap Agreements
Floating Rate Index	Counterparty	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month KRW-CD-KSDA	BNP	Pay	2.23%	Quarterly	11/07/2027	KRW	6,454,300,000	$(26,896)	$—	$(26,896)

Total Return Swap Agreements
Reference Entity	Counterparty	Rate	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	Quarterly	05/23/2018	USD	13,025,002	2,170	$193,733	$—	$193,733
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	Quarterly	06/07/2018	USD	23,767	1	(17,779)	(17,800)	21
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	Quarterly	08/22/2018	USD	3,073,180	512	45,881	—	45,881

Total									$221,835	$(17,800)	$239,635

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	434	03/19/2018	$106,570,328	$106,590,400	$20,072	$—
90-Day Eurodollar	Short	(124)	03/18/2019	(30,331,938)	(30,316,450)	15,488	—
90-Day Eurodollar	Short	(224)	06/17/2019	(54,765,177)	(54,734,400)	30,777	—
90-Day Eurodollar	Short	(121)	09/16/2019	(29,552,617)	(29,555,762)	—	(3,145)
90-Day Eurodollar	Short	(305)	12/16/2019	(74,496,296)	(74,473,375)	22,921	—
5-Year U.S. Treasury Note	Long	23	03/29/2018	2,675,369	2,671,773	—	(3,596)
Euro OAT	Short	(22)	03/08/2018	(4,154,047)	(4,096,238)	57,809	—
Euro-BTP Italy Government Bond	Short	(14)	03/08/2018	(2,324,660)	(2,286,865)	37,795	—

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FUTURES CONTRACTS (continued):
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
German Euro Bund	Short	(18)	03/08/2018	$(3,530,508)	$(3,491,849)	$38,659	$—
Russell 2000® E-Mini	Long	207	03/16/2018	15,688,781	15,902,775	213,994	—
S&P 500® E-Mini	Long	830	03/16/2018	110,111,477	111,054,000	942,523	—
U.S. Treasury Bond	Long	54	03/20/2018	8,568,193	8,496,500	—	(71,693)

Total						$1,380,038	$(78,434)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/02/2018	USD	177,203	DKK	1,189,010	$—	$(14,453)
BNP	02/13/2018	USD	1,425,972	JPY	160,000,000	2,970	—
BNP	04/03/2018	USD	660,421	DKK	4,440,310	—	(59,553)
BOA	01/10/2018	USD	299,155	GBP	223,000	—	(2,027)
BOA	01/10/2018	GBP	234,000	USD	313,926	2,112	—
BOA	03/07/2018	RUB	91,179,000	USD	1,535,000	32,739	—
BOA	04/03/2018	USD	89,286	DKK	615,630	—	(10,535)
CITI	01/10/2018	USD	2,347,402	GBP	1,736,000	2,776	—
CITI	01/10/2018	EUR	1,151,000	USD	1,372,366	9,504	—
CITI	01/29/2018	USD	267,456	GBP	200,000	—	(2,852)
CITI	03/14/2018	USD	4,263,249	KRW	4,744,911,150	—	(174,496)
GSB	01/02/2018	USD	209,497	DKK	1,442,300	—	(22,985)
GSB	02/15/2018	JPY	107,600,000	USD	966,414	—	(9,358)
GSB	03/07/2018	RUB	2,666,390	USD	46,000	—	(154)
GSB	03/14/2018	USD	133,000	KRW	142,025,380	169	—
GSB	04/03/2018	USD	739,727	DKK	5,076,060	—	(83,332)
HSBC	01/02/2018	USD	339,250	DKK	2,353,690	—	(40,137)
HSBC	02/15/2018	USD	2,029,520	JPY	227,400,000	6,895	—
HSBC	02/15/2018	JPY	234,700,000	USD	2,082,575	4,980	—
JPM	01/29/2018	USD	267,750	GBP	200,000	—	(2,558)
JPM	10/01/2018	DKK	19,000	USD	2,947	175	—
JPM	10/01/2018	USD	166,483	DKK	1,130,000	—	(19,139)

Total						$62,320	$(441,579)

SECURITY VALUATION:

Valuation Inputs (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$14,890,781	$—	$14,890,781
Certificate of Deposit	—	900,000	—	900,000
Corporate Debt Securities	—	116,587,453	—	116,587,453
Foreign Government Obligations	—	12,816,161	—	12,816,161
Mortgage-Backed Securities	—	8,269,981	—	8,269,981
Municipal Government Obligations	—	2,557,307	—	2,557,307
U.S. Government Agency Obligations	—	37,427,641	—	37,427,641
U.S. Government Obligations	—	131,559,245	—	131,559,245
Short-Term Foreign Government Obligations	—	1,960,204	—	1,960,204
Short-Term U.S. Government Obligations	—	612,316	—	612,316
Securities Lending Collateral	1,394,630	—	—	1,394,630
Repurchase Agreements	—	98,980,985	—	98,980,985
Exchange-Traded Options Purchased	2,169,256	—	—	2,169,256
Over-the-Counter Interest Rate Swaptions Purchased	—	585,268	—	585,268

Total Investments	$3,563,886	$427,147,342	$—	$430,711,229

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION (continued):

Valuation Inputs (continued) (U)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$786,330	$—	$786,330
Centrally Cleared Interest Rate Swap Agreements	—	2,401,758	—	2,401,758
Over-the-Counter Credit Default Swap Agreements	—	9,272	—	9,272
Over-the-Counter Total Return Swap Agreements	—	239,614	—	239,614
Futures Contracts (V)	1,380,038	—	—	1,380,038
Forward Foreign Currency Contracts (V)	—	62,320	—	62,320

Total Other Financial Instruments	$1,380,038	$3,499,294	$—	$4,879,332

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(70,681,375)	$—	$(70,681,375)
Over-the-Counter Foreign Exchange Options Written	—	(15,184)	—	(15,184)
Over-the-Counter Interest Rate Swaptions Written	—	(755,675)	—	(755,675)
Centrally Cleared Interest Rate Swap Agreements	—	(569,054)	—	(569,054)
Over-the-Counter Interest Rate Swap Agreements	—	(26,896)	—	(26,896)
Over-the-Counter Total Return Swap Agreements	—	(17,779)	—	(17,779)
Futures Contracts (V)	(78,434)	—	—	(78,434)
Forward Foreign Currency Contracts (V)	—	(441,579)	—	(441,579)

Total Other Financial Instruments	$(78,434)	$(72,507,542)	$—	$(72,585,976)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $55,121,237, representing 17.2% of the Portfolio’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,365,525. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Illiquid security. At December 31, 2017, the value of such securities amounted to $3,819,757 or 1.2% of the Portfolio’s net assets.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $7,315,651, representing 2.3% of the Portfolio’s net assets.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2017; the maturity date disclosed is the ultimate maturity date.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $644,290, representing 0.2% of the Portfolio’s net assets.
(J)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(K)	Securities are subject to sale-buyback transactions.
(L)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $1,604,178.
(M)	Rates disclosed reflect the yields at December 31, 2017.
(N)	Percentage rounds to less than 0.01% or (0.01)%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $287,982.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CD	Certificate of Deposit
CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
KSDA	Korea Securities Dealer Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF ASSETS AND LIABILITIES At December 31, 2017
Assets:
Investments, at value (cost $328,837,892) (including securities loaned of $1,365,525)	$331,730,243
Repurchase agreement, at value (cost $98,980,985)	98,980,985
Cash	636,246
Cash collateral pledged at broker:
Reverse repurchase agreements	274,000
Centrally cleared swap agreements	1,032,000
Futures contracts	4,777,000
Foreign currency, at value (cost $416,392)	419,414
Receivables and other assets:
Shares of beneficial interest sold	13,602
Investments sold	22,217
When-issued, delayed-delivery, forward and TBA commitments sold	18,084,067
Interest	2,525,315
Tax reclaims	1,164
Net income from securities lending	265
OTC swap agreements, at value	248,886
Unrealized appreciation on forward foreign currency contracts	62,320

Total assets	458,807,724

Liabilities:
Cash collateral received at broker:
OTC derivatives (A)	270,000
Payables and other liabilities:
Shares of beneficial interest redeemed	182,256
Investments purchased	1,679,970
Sale-buyback financing transactions	27,452,042
When-issued, delayed-delivery, forward and TBA commitments purchased	34,933,657
Investment management fees	215,397
Distribution and service fees	66,064
Transfer agent costs	1,152
Trustees, CCO and deferred compensation fees	252
Audit and tax fees	20,454
Custody fees	35,989
Legal fees	3,330
Printing and shareholder reports fees	26,631
Interest	124,250
Deferred income for sale-buyback financing transactions	46,816
Variation margin payable on centrally cleared swap agreements	85,237
Variation margin payable on futures contracts	373,519
Other	2,003
Collateral for securities on loan	1,394,630
Reverse repurchase agreements, at value (cost $70,681,375)	70,681,375
Written options and swaptions, at value (premium received $587,447)	770,859
OTC swap agreements, at value	44,675
Unrealized depreciation on forward foreign currency contracts	441,579

Total liabilities	138,852,137

Net assets	$319,955,587

Net assets consist of:
Capital stock ($0.01 par value)	$264,678
Additional paid-in capital	293,991,665
Undistributed (distributions in excess of) net investment income (loss)	6,630,693
Accumulated net realized gain (loss)	15,159,884
Net unrealized appreciation (depreciation) on:
Investments	2,892,351
Written options and swaptions	(183,412)
Swap agreements	226,408
Futures contracts	1,301,604
Forward foreign currency contracts	(379,259)
Translation of assets and liabilities denominated in foreign currencies	50,975

Net assets	$319,955,587

Net assets by class:
Initial Class	$9,907,616
Service Class	310,047,971

Shares outstanding:
Initial Class	811,125
Service Class	25,656,722

Net asset value and offering price per share:
Initial Class	$12.21
Service Class	12.08

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts
STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$7,933,173
Net income (loss) from securities lending	3,093
Withholding taxes on foreign income	(1,531)

Total investment income	7,934,735

Expenses:
Investment management fees	2,531,314
Distribution and service fees:
Service Class	776,942
Transfer agent costs	4,630
Trustees, CCO and deferred compensation fees	8,651
Audit and tax fees	27,259
Custody fees	186,523
Legal fees	23,312
Printing and shareholder reports fees	29,869
Interest	219,606
Other	9,059

Total expenses	3,817,165

Net investment income (loss)	4,117,570

Net realized gain (loss) on:
Investments	(4,249,113)
Written options and swaptions	470,952
Swap agreements	4,953,557
Futures contracts	21,516,702
Forward foreign currency contracts	229,046
Foreign currency transactions	25,181
TBA short commitments	(42,383)

Net realized gain (loss)	22,903,942

Net change in unrealized appreciation (depreciation) on:
Investments	5,410,965
Written options and swaptions	329,226
Swap agreements	(173,369)
Futures contracts	1,625,498
Forward foreign currency contracts	(2,484,480)
Translation of assets and liabilities denominated in foreign currencies	50,243

Net change in unrealized appreciation (depreciation)	4,758,083

Net realized and change in unrealized gain (loss)	27,662,025

Net increase (decrease) in net assets resulting from operations	$31,779,595

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$4,117,570	$2,310,060
Net realized gain (loss)	22,903,942	10,857,257
Net change in unrealized appreciation (depreciation)	4,758,083	(459,561)

Net increase (decrease) in net assets resulting from operations	31,779,595	12,707,756

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(142,458)	(56,112)
Service Class	(4,002,068)	(1,085,430)

Total dividends and/or distributions from net investment income	(4,144,526)	(1,141,542)

Net realized gains:
Initial Class	(298,658)	—
Service Class	(9,775,123)	—

Total dividends and/or distributions from net realized gains	(10,073,781)	—

Total dividends and/or distributions to shareholders	(14,218,307)	(1,141,542)

Capital share transactions:
Proceeds from shares sold:
Initial Class	496,472	708,763
Service Class	20,507,462	59,147,092

	21,003,934	59,855,855

Dividends and/or distributions reinvested:
Initial Class	441,116	56,112
Service Class	13,777,191	1,085,430

	14,218,307	1,141,542

Cost of shares redeemed:
Initial Class	(1,038,305)	(1,464,458)
Service Class	(41,269,447)	(13,135,552)

	(42,307,752)	(14,600,010)

Net increase (decrease) in net assets resulting from capital share transactions	(7,085,511)	46,397,387

Net increase (decrease) in net assets	10,475,777	57,963,601

Net assets:
Beginning of year	309,479,810	251,516,209

End of year	$319,955,587	$309,479,810

Undistributed (distributions in excess of) net investment income (loss)	$6,630,693	$3,748,479

Capital share transactions - shares:
Shares issued:
Initial Class	41,399	62,302
Service Class	1,751,075	5,195,010

	1,792,474	5,257,312

Shares reinvested:
Initial Class	37,766	4,772
Service Class	1,191,799	93,170

	1,229,565	97,942

Shares redeemed:
Initial Class	(86,807)	(129,710)
Service Class	(3,484,852)	(1,172,470)

	(3,571,659)	(1,302,180)

Net increase (decrease) in shares outstanding:
Initial Class	(7,642)	(62,636)
Service Class	(541,978)	4,115,710

	(549,620)	4,053,074

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

STATEMENT OF CASH FLOWS

For the year ended December 31, 2017

Cash flows provided by (used for) operating activities:
Net increase (decrease) in net assets resulting from operations	$31,779,595

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Purchases of long-term investments	(595,799,921)
Proceeds of long-term investments	475,809,262
Purchases to cover securities sold short	(72,274,992)
Proceeds from securities sold short	72,232,609
Net purchases/proceeds of short-term investments	22,776,078
Net change in unrealized appreciation (depreciation)	(4,758,083)
Net realized gain (loss)	(22,903,942)
Net amortization (accretion) of discount and premium	592,410
(Increase) decrease in receivables for investments sold	24,821,709
(Increase) decrease in receivables for interest	(920,083)
(Increase) decrease in receivable for tax reclaim	1,863
(Increase) decrease in receivables for net income from securities lending	111
(Increase) decrease in cash on deposit with broker and custodian	(2,725,000)
Increase (decrease) in cash deposit due to broker	(2,470,000)
Increase (decrease) in payables for investments purchased	(20,422,829)
Increase (decrease) in dividends and interest payable	115,215
Increase (decrease) in accrued liabilities	31,230
Increase (decrease) in collateral for securities on loan	(580,905)
Net cash provided by (used for) swap agreement transactions	4,906,579
Net cash provided by (used for) written options and swaptions transactions	459,359
Net cash provided by (used for) in futures contracts transactions	23,221,634
Net cash provided by (used for) foreign currency transactions	304,470

Net cash provided by (used for) operating activities	(65,803,631)

Cash flows from financing activities:
Increase (decrease) in payable to custodian for cash overdraft	(257)
Increase (decrease) in payable reverse repurchase agreements	63,986,125
Proceeds from shares sold, net of receivable for shares sold	21,566,701
Payment of shares redeemed, net of payable for shares redeemed	(42,129,083)
Proceeds from Sale-buyback financing transactions	1,826,980,058
Payments from Sale-buyback financing transactions	(1,803,599,280)

Net cash provided by (used for) financing activities	66,804,264

Net increase (decrease) in cash and foreign currencies	1,000,633

Cash and foreign currencies, at beginning of year	$55,027

Cash and foreign currencies, at end of year	$1,055,660

Supplemental disclosure of cash flow information:
Dividends, interest and fees for borrowings from securities sold short paid	$104,391
Non-cash financing activities included herein consist of reinvestment of distributions	$14,218,307

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.56		$11.05		$11.55	$10.97	$10.19

Investment operations:
Net investment income (loss) (A)	0.18		0.12	(B)	0.06	0.05	0.04
Net realized and unrealized gain (loss)	1.03		0.46		(0.26)	0.92	0.82

Total investment operations	1.21		0.58		(0.20)	0.97	0.86

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.07)		(0.05)	(0.16)	(0.08)
Net realized gains	(0.38)		—		(0.25)	(0.23)	—

Total dividends and/or distributions to shareholders	(0.56)		(0.07)		(0.30)	(0.39)	(0.08)

Net asset value, end of year	$12.21		$11.56		$11.05	$11.55	$10.97

Total return (C)	10.70%		5.22%		(1.77)%	8.93%	8.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$9,908		$9,469		$9,739	$10,581	$10,011
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(D)	0.88%		0.89%	0.89%	0.96%
Including waiver and/or reimbursement and recapture	0.95	%(D)	0.88	%(B)	0.90%	0.92%	0.92%
Net investment income (loss) to average net assets	1.53%		1.08	%(B)	0.53%	0.48%	0.42%
Portfolio turnover rate	43	%(E)	58	%(E)	53%	31%	72	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions.
(E)	Excludes sale-buyback transactions.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.45		$10.95		$11.47	$10.90	$10.14

Investment operations:
Net investment income (loss) (A)	0.15		0.09	(B)	0.03	0.03	0.02
Net realized and unrealized gain (loss)	1.02		0.46		(0.27)	0.91	0.80

Total investment operations	1.17		0.55		(0.24)	0.94	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.05)		(0.03)	(0.14)	(0.06)
Net realized gains	(0.38)		—		(0.25)	(0.23)	—

Total dividends and/or distributions to shareholders	(0.54)		(0.05)		(0.28)	(0.37)	(0.06)

Net asset value, end of year	$12.08		$11.45		$10.95	$11.47	$10.90

Total return (C)	10.39%		4.98%		(2.08)%	8.72%	8.16%

Ratio and supplemental data:
Net assets end of year (000’s)	$310,048		$300,011		$241,777	$144,469	$94,659
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20	%(D)	1.13%		1.14%	1.14%	1.21%
Including waiver and/or reimbursement and recapture	1.20	%(D)	1.13	%(B)	1.15%	1.18%	1.17%
Net investment income (loss) to average net assets	1.28%		0.83	%(B)	0.30%	0.23%	0.18%
Portfolio turnover rate	43	%(E)	58	%(E)	53%	31%	72	%(F)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions.
(E)	Excludes sale-buyback transactions.
(F)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Statement of cash flows: GAAP requires entities providing financial statements that report both a financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. These conditions may include the enterprise had little or no debt, based on the average debt outstanding during the period, or little or no illiquid investments, in relation to average total assets. Portfolios with certain degrees of borrowing activity, typically through the use of sale-buyback financing transactions, line of credit borrowing, short sale transactions, or illiquid investments have been determined to be at a level requiring a Statement of Cash Flows. A Statement of Cash Flows has been prepared using the indirect method which requires net change in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 44,786,325	318	1.20%

Open reverse repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2017, the Portfolio earned price drop fee income of $281,613. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected within Interest income on the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 21,157,033	309	1.02%

Open sale-buyback financing transactions at December 31, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,394,630	$—	$—	$—	$1,394,630
Reverse Repurchase Agreements
Foreign Government Obligations	$—	$—	$—	$306,000	$306,000
U.S. Government Obligations	—	56,723,256	13,378,000	—	70,101,256
Cash	274,119	—	—	—	274,119
Total Reverse Repurchase Agreements	$274,119	$56,723,256	$13,378,000	$306,000	$70,681,375
Sale Buy-back Transactions
U.S. Government Obligations	$—	$5,453,330	$21,998,712	$—	$27,452,042
Total Borrowings	$1,668,749	$62,176,586	$35,376,712	$306,000	$99,528,047

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) Swap agreements within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$627,399	$—	$2,127,125	$—	$—	$2,754,524
Centrally cleared swap agreements, at value (B) (C)	2,401,758	—	—	786,330	—	3,188,088
OTC swap agreements, at value	—	—	239,614	9,272	—	248,886
Net unrealized appreciation on futures contracts (B) (D)	223,521	—	1,156,517	—	—	1,380,038
Unrealized appreciation on forward foreign currency contracts	—	62,320	—	—	—	62,320
Total	$3,252,678	$62,320	$3,523,256	$795,602	$—	$7,633,856

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(755,675)	$(15,184)	$—	$—	$—	$(770,859)
Centrally cleared swap agreements, at value (B) (C)	(569,054)	—	—	—	—	(569,054)
OTC swap agreements, at value	(26,896)	—	(17,779)	—	—	(44,675)
Net unrealized depreciation on futures contracts (B) (D)	(78,434)	—	—	—	—	(78,434)
Unrealized depreciation on forward foreign currency contracts	—	(441,579)	—	—	—	(441,579)
Total	$(1,430,059)	$(456,763)	$(17,779)	$—	$—	$(1,904,601)

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(149,102)	$(8,645)	$(4,302,059)	$—	$—	$(4,459,806)
Written options and swaptions	430,107	40,845	—	—	—	470,952
Swap agreements	107,672	—	3,163,955	1,681,930	—	4,953,557
Futures contracts	563,185	—	20,953,517	—	—	21,516,702
Forward foreign currency contracts	—	229,046	—	—	—	229,046
Total	$951,862	$261,246	$19,815,413	$1,681,930	$—	$22,710,451

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(237,031)	$—	$(29,660)	$—	$—	$(266,691)
Written options and swaptions	333,609	(4,383)	—	—	—	329,226
Swap agreements	(94,258)	—	240,859	(319,970)	—	(173,369)
Futures contracts	28,721	—	1,596,777	—	—	1,625,498
Forward foreign currency contracts	—	(2,484,480)	—	—	—	(2,484,480)
Total	$31,041	$ (2,488,863)	$1,807,976	$(319,970)	$—	$(969,816)

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 23,892	$ 2,171,059	$ (34,418)	$ (836,851)	$ 137,938,817	72,206,931	(117,738,462)	$ 11,862,147	$ 24,689,743	$ 79,773

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$34,851	$(12,562)	$—	$22,289	$12,562	$(12,562)	$—	$—
BNP Paribas	2,970	(2,970)	—	—	100,902	(2,970)	—	97,932
Citibank N.A.	247,621	(233,555)	—	14,066	233,555	(233,555)	—	—
Credit Suisse Securities (USA) LLC	33,370	(33,370)	—	—	41,423	(33,370)	—	8,053
Goldman Sachs Bank	510,459	(510,459)	—	—	789,058	(510,459)	(278,599)	—
Goldman Sachs International	9,272	—	—	9,272	—	—	—	—
HSBC Bank USA	11,875	(11,875)	—	—	40,137	(11,875)	—	28,262
JPMorgan Chase Bank, N.A.	175	(175)	—	—	21,697	(175)	—	21,522
Merrill Lynch International	45,881	(17,779)	—	28,102	17,779	(17,779)	—	—
Other Derivatives (C)	6,737,382	—	—	6,737,382	647,488	—	—	647,488

Total	$7,633,856	$(822,745)	$—	$6,811,111	$1,904,601	$(822,745)	$(278,599)	$803,257

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $750 million	0.79%
Over $750 million up to $1.5 billion	0.78%
Over $1.5 billion	0.75%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.92%	May 1, 2018
Service Class	1.17%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.92%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 802,989	$ 422,039	$ 2,095

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	98.16%	98.16%
Service Class	1	91.27%	91.27%

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 48,494,533	$ 182,214,719	$ 34,259,146	$ 79,276,100

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle loss deferrals, income written off and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss and CCP clearing fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 2,909,170	$ (2,909,170)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 431,252,212	$ —	$ (3,082,686)	$ (3,082,686)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 8,266,220	$ 5,952,087	$ —	$ 1,141,542	$ —	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,775,085	$ 8,956,950	$ —	$ —	$ (1,080)	$ (3,031,711)

11. NEW ACCOUNTING PRONOUNCEMENTS

In August 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2016-15 (“ASU 2016-15”), “Statement of Cash Flows (Topic 230), a consensus of the FASB’s Emerging Issues Task Force”. The guidance is intended to reduce diversity in practice in how certain transactions are classified in the statement of cash flows. The issues addressed in ASU 2016-15 are: debt prepayment or debt extinguishment costs, settlement of zero-coupon debt instruments, contingent consideration payments made after a business combination, proceeds from the settlement of insurance claims, proceeds from the settlement of corporate-owned life insurance policies, including bank-owned life insurance policies, distributions received from equity method investments, beneficial interests in securitization transactions; and, separately identifiable cash flows and application of the predominance principle. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Portfolio’s financial statements.

In November 2016, the FASB issued Accounting Standards Update No. 2016-18 (“ASU 2016-18”), “Statement of Cash Flows (Topic 230), Restricted Cash, a consensus of the FASB’s Emerging Issues Task Force”. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The amendments in ASU 2016-18 do not provide a definition of restricted cash or restricted cash equivalents. The guidance is effective for interim and annual reporting periods beginning after December 15, 2017. Management is currently evaluating the implication, if any, of the additional disclosure and its impact on the Portfolio’s financial statements.

In March 2017, the FASB issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables — Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Conservative VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $5,952,087 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

(unaudited)

MARKET ENVIRONMENT

Low volatility, high risk appetite, and generally stable market conditions characterized 2017. With the CBOE Volatility Index (the “VIX”) spending the majority of the period near historic lows, global equities and risk assets rallied.

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers as well as by solid fundamentals that helped to bolster risk appetites. Volatility remained relatively low, equities rallied and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were generally stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over the adherence of the Organization of the Petroleum Exporting Countries to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to support risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to market uncertainty. The U.S. yield curve continued to flatten in Q2, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact stimulative fiscal policies caused inflation expectations to pull back, resulting in Treasury Inflation-Protected Securities underperforming like-duration nominal treasuries.

In the third quarter of 2017, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration, weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market (“DM”) central banks shifted towards a reduction in accommodation that pushed DM yields higher toward the end of the quarter: the U.S. Federal Reserve (“Fed”) detailed plans to unwind its balance sheet, the Bank of England and European Central Bank (the “ECB”) suggested less stimulus on the horizon, and the Bank of Canada raised rates twice after not having lifted rates since 2010.

During the fourth quarter, between the ECB announcing that in January it would taper its monthly asset purchases and the Fed beginning its balance sheet reduction and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the end of the year and solid economic fundamentals proceeded to push markets to an all-time high.

PERFORMANCE

For the year ended December 31, 2017, Transamerica PIMCO Tactical – Growth VP, Initial Class returned 15.13%. By comparison, its primary and secondary benchmarks, the S&P 500® and the Transamerica PIMCO Tactical – Growth VP Blended Benchmark, returned 21.83% and 16.88%, respectively.

STRATEGY REVIEW

Amid the subdued volatility described above, the Portfolio maintained its near-maximum equity exposure throughout the period. An overweight to equities, obtained via exposure to S&P 500® Index futures, was positive for absolute and relative performance as U.S. equities ended the period higher. However, investment in S&P 500® put options (used to hedge against equity market shocks) more than offset relative equity gains as the index delivered positive returns during every month of 2017. The fixed income component of the Portfolio also contributed to performance. Positioning in credit (both investment grade and high yield) was additive as credit spreads ended the year broadly tighter. Exposure to the securitized sector, including Agency and non-Agency mortgage-backed securities, contributed as the outlook for housing remained strong. U.S. duration and curve strategies, which were partially facilitated through the use of futures, swaps, and options, were neutral for performance. Outside the U.S., defensive duration positioning in the U.K. and Eurozone and an underweight to external emerging market debt detracted over the period.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Josh Davis, Ph.D.

Josh Thimons

Graham A. Rennison

Sudi N. Mariappa

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	5.14
Duration †	2.36

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	64.8%
Corporate Debt Securities	21.2
U.S. Government Obligations	19.2
U.S. Government Agency Obligations	7.3
Asset-Backed Securities	2.5
Foreign Government Obligations	2.2
Mortgage-Backed Securities	1.3
Short-Term Foreign Government Obligations	1.2
Exchange-Traded Options Purchased	1.1
Securities Lending Collateral	0.4
Municipal Government Obligations	0.3
Short-Term U.S. Government Obligations	0.3
Certificates of Deposit	0.1
Over-the-Counter Interest Rate Swaptions Purchased	0.1
Net Other Assets (Liabilities)^	(22.0)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	15.13%	7.89%	4.79%	05/01/2009
S&P 500® (A)	21.83%	15.79%	16.21%
Transamerica PIMCO Tactical - Growth VP Blended Benchmark (A) (B) (C) (D) (E) (F)	16.88%	10.68%	12.09%
Service Class	14.83%	7.64%	4.53%	05/01/2009

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica PIMCO Tactical - Growth VP Blended Benchmark is composed of the following benchmarks: 50% S&P 500®, 24% Bloomberg Barclays US Government/Credit Index, 15% MSCI EAFE Index, 6% Bloomberg Barclays Long Government/Credit Index, and 5% Russell 2000® Index.

(C) The Bloomberg Barclays US Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates.

(D) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(E) The Bloomberg Barclays Long Government/Credit Index is comprised of U.S. Treasuries, government-related issues, and corporates with remaining maturities of 10 years or more.

(F) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

Growth stocks can be volatile and experience sharp price declines and certain types of stocks can be extremely volatile and subject to greater price swings than the broader market.

Fixed income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that a bond issuer may default on their principal and interest payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,077.70	$4.98	$1,020.40	$4.84	0.95%
Service Class	1,000.00	1,076.60	6.28	1,019.20	6.11	1.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 2.5%
Avery Point IV CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.10%, 2.47% (A), 04/25/2026 (B)	$ 250,000	$ 250,296
BlueMountain CLO, Ltd. Series 2013-3A, Class AR, 3-Month LIBOR + 0.89%, 2.27% (A), 10/29/2025 (B)	250,000	250,106
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-3A, Class A1AR,
3-Month LIBOR + 1.15%, 2.52% (A), 07/27/2026 (B)	600,000	601,903
Series 2014-5A, Class A1R,
3-Month LIBOR + 1.14%, 2.50% (A), 10/16/2025 (B)	300,000	300,788
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 3-Month LIBOR + 1.21%, 2.58% (A), 07/27/2026 (B)	600,000	601,415
Colony Starwood Homes Trust Series 2016-1A, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 07/17/2033 (B)	394,606	396,808
CVP Cascade CLO-1, Ltd. Series 2013-CLO1, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 01/16/2026 (B)	700,000	700,104
Denali Capital CLO XI, Ltd. Series 2015-1A, Class A1R, 3-Month LIBOR + 1.15%, 2.51% (A), 04/20/2027 (B)	300,000	301,327
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.26% (A), 10/15/2027 (B)	500,000	499,748
FFMLT Trust Series 2005-FF2, Class M4, 1-Month LIBOR + 0.89%, 2.44% (A), 03/25/2035	300,000	302,016
Flagship VII, Ltd. Series 2013-7A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 01/20/2026 (B)	500,000	500,099
Ford Credit Auto Owner Trust Series 2016-2, Class A, 2.03%, 12/15/2027 (B)	700,000	689,889
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.46% (A), 10/22/2025 (B)	500,000	501,217
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.59% (A), 10/17/2025 (B)	300,000	301,030
KVK CLO, Ltd. Series 2013-2A, Class AR, 3-Month LIBOR + 1.15%, 2.51% (A), 01/15/2026 (B)	250,000	250,040

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Morgan Stanley Home Equity Loan Trust Series 2005-3, Class M2, 1-Month LIBOR + 0.71%, 2.26% (A), 08/25/2035	$ 63,696	$ 63,939
Northstar Education Finance, Inc. Series 2012-1, Class A, 1-Month LIBOR + 0.70%, 2.25% (A), 12/26/2031 (B)	52,378	52,411
Oak Hill Credit Partners X, Ltd. Series 2014-10A, Class AR, 3-Month LIBOR + 1.13%, 2.49% (A), 07/20/2026 (B)	300,000	300,304
Oaktree CLO, Ltd. Series 2014-2A, Class A1AR, 3-Month LIBOR + 1.22%, 2.58% (A), 10/20/2026 (B)	600,000	602,096
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 3-Month LIBOR + 1.13%, 2.48% (A), 01/17/2026 (B)	250,000	250,043
PHEAA Student Loan Trust Series 2016-2A, Class A, 1-Month LIBOR + 0.95%, 2.50% (A), 11/25/2065 (B)	232,997	233,589
Progress Residential Trust Series 2016-SFR1, Class A, 1-Month LIBOR + 1.50%, 2.96% (A), 09/17/2033 (B)	297,310	300,654
SLC Private Student Loan Trust Series 2006-A, Class A5, 3-Month LIBOR + 0.17%, 1.53% (A), 07/15/2036	10,859	10,859
SMB Private Education Loan Trust
Series 2016-B, Class A2B,
1-Month LIBOR + 1.45%, 2.93% (A), 02/17/2032 (B)	600,000	620,568
Series 2016-C, Class A1,
1-Month LIBOR + 0.55%, 2.03% (A), 11/15/2023 (B)	510,550	511,458
THL Credit Wind River CLO, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.18%, 2.53% (A), 04/18/2026 (B)	300,000	300,344
TICP CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.18%, 2.54% (A), 01/20/2027 (B)	300,000	301,145
Venture XVI CLO, Ltd. Series 2014-16A, Class A1R, 3-Month LIBOR + 1.12%, 2.48% (A), 04/15/2026 (B)	250,000	250,230
Westlake Automobile Receivables Trust Series 2016-3A, Class A2, 1.42%, 10/15/2019 (B)	519,736	519,079

Total Asset-Backed Securities (Cost $10,660,035)		10,763,505

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CERTIFICATE OF DEPOSIT - 0.1%
Banks - 0.1%
Barclays Bank PLC 1.94% (A), 09/04/2018	$ 500,000	$ 500,000

Total Certificate of Deposit (Cost $500,000)		500,000

CORPORATE DEBT SECURITIES - 21.2%
Aerospace & Defense - 0.0% (C)
Northrop Grumman Corp. 2.93%, 01/15/2025	100,000	99,406
3.25%, 01/15/2028	100,000	100,146

		199,552

Airlines - 0.5%
Air Canada Pass-Through Trust 3.75%, 06/15/2029 (B)	371,067	383,312
American Airlines Pass-Through Trust 3.00%, 04/15/2030	194,477	190,099
3.25%, 04/15/2030	97,245	97,003
Norwegian Air Shuttle Pass-Through Trust 4.88%, 11/10/2029 (B)	1,047,817	1,058,295
United Airlines Pass-Through Trust 2.88%, 04/07/2030	300,000	294,225
3.10%, 04/07/2030	300,000	294,660

		2,317,594

Auto Components - 0.1%
Delphi Corp. 4.15%, 03/15/2024	240,000	253,444

Banks - 7.0%
Australia & New Zealand Banking Group, Ltd. 4.40%, 05/19/2026 (B) (D)	800,000	832,196
Bank of America Corp. 2.63%, 10/19/2020, MTN	290,000	292,435
Fixed until 12/20/2027, 3.42% (A), 12/20/2028 (B) (E)	1,578,000	1,578,339
6.88%, 04/25/2018, MTN	80,000	81,222
Bank of America NA 1.75%, 06/05/2018	750,000	749,680
Bank of Montreal 1.75%, 06/15/2021 (B)	500,000	487,827
2.55%, 11/06/2022, MTN	80,000	79,291
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3-Month LIBOR + 0.55%, 2.04% (A), 03/05/2018 (B)	500,000	500,068
Barclays PLC 3.65%, 03/16/2025	300,000	299,465
4.34%, 01/10/2028	200,000	206,993
Citigroup, Inc. 2.05%, 12/07/2018	510,000	509,466
3-Month LIBOR + 0.86%, 2.38% (A), 12/07/2018	980,000	984,248
2.40%, 02/18/2020	1,400,000	1,398,362
4.40%, 06/10/2025	750,000	791,651
Cooperatieve Rabobank UA 3.75%, 07/21/2026	400,000	405,215
3.88%, 02/08/2022	700,000	735,270
Dexia Credit Local SA 1.88%, 09/15/2021 (B)	800,000	781,332

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC USA, Inc. 3-Month LIBOR + 0.61%, 2.02% (A), 11/13/2019	$ 240,000	$ 241,357
2.38%, 11/13/2019	120,000	120,139
2.75%, 08/07/2020	500,000	502,741
ING Bank NV 3-Month LIBOR + 0.55%, 2.15% (A), 03/16/2018 (B)	500,000	500,365
JPMorgan Chase & Co. 2.75%, 06/23/2020	1,400,000	1,412,225
3.25%, 09/23/2022	100,000	102,385
3.90%, 07/15/2025	50,000	52,417
Manufacturers & Traders Trust Co. 2.25%, 07/25/2019	250,000	250,240
Mitsubishi UFJ Financial Group, Inc. 3-Month LIBOR + 1.88%, 3.36% (A), 03/01/2021	800,000	832,241
MUFG Americas Holdings Corp.
3-Month LIBOR + 0.57%, 1.97% (A), 02/09/2018	62,000	62,010
2.25%, 02/10/2020	9,000	8,951
National Australia Bank, Ltd. 1.38%, 07/12/2019	1,300,000	1,283,790
Nykredit Realkredit A/S 1.00%, 01/01/2018 - 04/01/2018, MTN	DKK 3,600,000	581,014
1.00%, 01/01/2018	1,100,000	177,190
2.00%, 01/01/2018	1,400,000	225,535
2.00%, 04/01/2018 (F)	4,800,000	777,931
Realkredit Danmark A/S 1.00%, 01/01/2018 - 04/01/2018, MTN	16,100,000	2,601,853
2.00%, 01/01/2018 - 04/01/2018	3,600,000	582,475
Royal Bank of Scotland Group PLC 3.88%, 09/12/2023	$ 300,000	305,083
Fixed until 08/15/2021, 8.63% (A), 08/15/2021 (G)	300,000	337,875
Santander Holdings USA, Inc. 2.70%, 05/24/2019	1,200,000	1,202,617
Santander UK Group Holdings PLC 2.88%, 10/16/2020	490,000	491,619
3.13%, 01/08/2021	60,000	60,564
Santander UK PLC 2.38%, 03/16/2020	1,000,000	1,000,250
Sberbank of Russia Via SB Capital SA 5.18%, 06/28/2019 (F)	200,000	206,000
Stichting AK Rabobank Certificaten 6.50%, 12/29/2049 (F) (G)	EUR 200,000	297,779
Sumitomo Mitsui Banking Corp. 2.65%, 07/23/2020, MTN	$ 500,000	502,417
Sumitomo Mitsui Financial Group, Inc. 2.63%, 07/14/2026	100,000	95,193
Swedbank AB 2.20%, 03/04/2020 (B)	280,000	278,846
Wells Fargo & Co.
3-Month LIBOR + 0.40%, 1.97% (A), 09/14/2018	700,000	701,045
2.55%, 12/07/2020, MTN	50,000	50,203
2.60%, 07/22/2020, MTN	975,000	981,004
3.00%, 02/19/2025, MTN	100,000	99,165

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wells Fargo & Co. (continued)
Fixed until 05/27/2027, 3.58% (A), 05/22/2028, MTN	$ 200,000	$ 203,891
Westpac Banking Corp. 2.25%, 11/09/2020 (B)	1,900,000	1,892,807

		29,734,277

Beverages - 0.2%
Anheuser-Busch InBev Finance, Inc. 3.30%, 02/01/2023	850,000	869,799
PepsiCo, Inc. 4.00%, 05/02/2047	200,000	213,043

		1,082,842

Biotechnology - 0.2%
AbbVie, Inc. 2.90%, 11/06/2022	710,000	712,065
3.20%, 11/06/2022	100,000	101,545
Amgen, Inc. 4.50%, 03/15/2020	200,000	208,889

		1,022,499

Building Products - 0.1%
Fortune Brands Home & Security, Inc. 4.00%, 06/15/2025	250,000	261,364
Masco Corp. 4.45%, 04/01/2025 (D)	10,000	10,603
Owens Corning 4.20%, 12/01/2024	10,000	10,477

		282,444

Capital Markets - 1.2%
Brighthouse Holdings LLC 6.50% (H), 07/27/2037 (B) (E) (G)	100,000	106,500
Charles Schwab Corp. Fixed until 12/01/2027, 5.00% (A), 12/01/2027 (G)	300,000	301,140
Credit Suisse AG 3-Month LIBOR + 0.68%, 2.05% (A), 04/27/2018	760,000	761,115
Credit Suisse Group AG 4.28%, 01/09/2028 (B)	600,000	625,560
Deutsche Bank AG 4.25%, 10/14/2021	200,000	208,073
Goldman Sachs Group, Inc. 3.75%, 05/22/2025	40,000	41,210
3.85%, 07/08/2024, MTN	1,400,000	1,452,174
6.15%, 04/01/2018	80,000	80,842
InterContinental Exchange, Inc. 2.75%, 12/01/2020	30,000	30,355
Lazard Group LLC 3.75%, 02/13/2025	19,000	19,376
Morgan Stanley 4.00%, 07/23/2025, MTN	40,000	41,882
5.50%, 07/24/2020, MTN	1,200,000	1,286,617
6.63%, 04/01/2018, MTN	100,000	101,095
S&P Global, Inc. 4.40%, 02/15/2026	30,000	32,505

		5,088,444

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.2%
ADT Corp. 4.13%, 06/15/2023	$ 20,000	$ 20,000
ERAC USA Finance LLC 4.50%, 02/15/2045 (B)	9,000	9,246
7.00%, 10/15/2037 (B)	100,000	133,725
Republic Services, Inc. 2.90%, 07/01/2026	300,000	293,755
3.55%, 06/01/2022	300,000	309,261

		765,987

Consumer Finance - 1.4%
American Express Credit Corp.
3-Month LIBOR + 0.49%, 1.91% (A), 08/15/2019, MTN	400,000	401,538
3-Month LIBOR + 0.78%, 2.17% (A), 11/05/2018, MTN	120,000	120,602
Daimler Finance North America LLC 1.50%, 07/05/2019 (B)	700,000	691,811
3-Month LIBOR + 0.42%, 1.91% (A), 03/02/2018 (B)	440,000	440,062
General Motors Financial Co., Inc. 3.20%, 07/13/2020	87,000	88,181
3.70%, 11/24/2020	510,000	523,557
Hyundai Capital America 2.50%, 03/18/2019 (B)	300,000	299,270
Synchrony Financial 2.60%, 01/15/2019	510,000	510,965
2.70%, 02/03/2020	9,000	9,022
4.50%, 07/23/2025	500,000	522,502
Toyota Motor Credit Corp. 1.40%, 05/20/2019, MTN	600,000	594,582
Volkswagen Group of America Finance LLC 2.13%, 05/23/2019 (B)	1,800,000	1,792,645

		5,994,737

Diversified Consumer Services - 0.1%
Nationwide Building Society 3.90%, 07/21/2025 (B)	300,000	314,778

Diversified Financial Services - 0.7%
BRFkredit A/S 1.00%, 10/01/2018, MTN	DKK 2,800,000	455,855
2.00%, 01/01/2018	5,200,000	837,690
Helios Leasing I LLC 1.56%, 09/28/2024	$ 58,669	56,725
Nordea Kredit Realkreditaktieselskab 2.00%, 01/01/2018	DKK 1,100,000	177,206
ORIX Corp. 3.25%, 12/04/2024	$ 300,000	299,043
Protective Life Global Funding
3-Month LIBOR + 0.55%, 2.07% (A), 06/08/2018 (B)	600,000	600,912
2.70%, 11/25/2020 (B)	510,000	512,241
Tagua Leasing LLC 1.58%, 11/16/2024	60,791	58,910

		2,998,582

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services - 0.8%
AT&T, Inc.
3-Month LIBOR + 0.93%, 2.62% (A), 06/30/2020	$ 100,000	$ 101,193
3.40%, 05/15/2025	720,000	707,868
3.90%, 08/14/2027	300,000	302,005
4.90%, 08/14/2037	300,000	303,778
5.25%, 03/01/2037	300,000	317,287
Orange SA 4.13%, 09/14/2021 (D)	230,000	243,078
Verizon Communications, Inc. 3.38%, 02/15/2025 (B)	697,000	699,633
4.52%, 09/15/2048	300,000	295,394
4.67%, 03/15/2055	475,000	458,586

		3,428,822

Electric Utilities - 1.0%
Appalachian Power Co. 3.40%, 06/01/2025	370,000	377,529
Duke Energy Corp. 3.75%, 04/15/2024	100,000	104,440
3.95%, 10/15/2023	200,000	209,941
4.80%, 12/15/2045	510,000	589,400
Electricite de France SA 3.63%, 10/13/2025 (B)	500,000	512,263
Entergy Mississippi, Inc. 2.85%, 06/01/2028	700,000	677,758
Exelon Corp. 3.40%, 04/15/2026	400,000	400,133
IPALCO Enterprises, Inc. 3.70%, 09/01/2024 (B)	200,000	199,818
Niagara Mohawk Power Corp. 4.12%, 11/28/2042 (B)	100,000	106,955
Pacific Gas & Electric Co. 2.45%, 08/15/2022	500,000	490,552
3.50%, 06/15/2025	10,000	10,223
Southwestern Electric Power Co. 6.20%, 03/15/2040	400,000	534,086

		4,213,098

Electrical Equipment - 0.0% (C)
Schneider Electric SE 2.95%, 09/27/2022 (B)	75,000	75,376

Electronic Equipment, Instruments & Components - 0.0% (C)
Arrow Electronics, Inc. 3.25%, 09/08/2024	200,000	195,977
Flex, Ltd. 4.75%, 06/15/2025	10,000	10,699

		206,676

Energy Equipment & Services - 0.1%
Energy Transfer, LP / Regency Energy Finance Corp. 5.88%, 03/01/2022	255,000	278,780

Equity Real Estate Investment Trusts - 1.4%
Alexandria Real Estate Equities, Inc. 3.95%, 01/15/2027	100,000	102,154
4.30%, 01/15/2026	550,000	576,277

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts (continued)
Alexandria Real Estate Equities, Inc. (continued)
4.50%, 07/30/2029	$ 200,000	$ 212,008
American Tower Corp. 3.38%, 10/15/2026	400,000	392,994
4.00%, 06/01/2025	760,000	787,528
4.40%, 02/15/2026	400,000	420,634
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	360,000	368,940
Crown Castle International Corp. 4.45%, 02/15/2026	120,000	125,987
5.25%, 01/15/2023	600,000	656,967
Digital Realty Trust, LP 3.95%, 07/01/2022	500,000	522,332
Federal Realty Investment Trust 3.63%, 08/01/2046	100,000	93,710
Kilroy Realty, LP 4.38%, 10/01/2025	350,000	367,175
Mid-America Apartments, LP 4.00%, 11/15/2025	350,000	362,529
Prologis, LP 3.75%, 11/01/2025	10,000	10,484
Unibail-Rodamco SE 3-Month LIBOR + 0.77%, 2.13% (A), 04/16/2019, MTN (F)	500,000	502,284
WP Carey, Inc. 4.60%, 04/01/2024	300,000	313,397

		5,815,400

Food Products - 0.1%
Kraft Heinz Foods Co. 3.50%, 07/15/2022	10,000	10,228
4.38%, 06/01/2046	250,000	247,637
Mead Johnson Nutrition Co. 4.60%, 06/01/2044	100,000	111,491

		369,356

Gas Utilities - 0.2%
National Fuel Gas Co. 5.20%, 07/15/2025	30,000	32,178
ONE Gas, Inc. 2.07%, 02/01/2019	700,000	700,154

		732,332

Health Care Equipment & Supplies - 0.2%
Boston Scientific Corp. 3.38%, 05/15/2022	370,000	375,722
Zimmer Biomet Holdings, Inc. 2.70%, 04/01/2020	510,000	510,248
3.15%, 04/01/2022	20,000	20,049
3.55%, 04/01/2025	20,000	19,987

		926,006

Health Care Providers & Services - 0.2%
Aetna, Inc. 3.50%, 11/15/2024	10,000	10,152
AHS Hospital Corp. 5.02%, 07/01/2045	200,000	242,044
Hackensack Meridian Health, Inc. 4.50%, 07/01/2057	100,000	111,636

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Humana, Inc. 4.80%, 03/15/2047	$ 100,000	$ 112,754
Laboratory Corp. of America Holdings 3.60%, 02/01/2025	9,000	9,142
Northwell Healthcare, Inc. 3.98%, 11/01/2046	200,000	195,157

		680,885

Independent Power & Renewable Electricity Producers - 0.0% (C)
Exelon Generation Co. LLC 6.25%, 10/01/2039	100,000	116,981

Insurance - 1.0%
Brighthouse Financial, Inc. 4.70%, 06/22/2047 (B)	200,000	204,027
Chubb INA Holdings, Inc. 3.35%, 05/03/2026	20,000	20,411
First American Financial Corp. 4.60%, 11/15/2024	10,000	10,350
Jackson National Life Global Funding 2.60%, 12/09/2020 (B)	510,000	510,738
Marsh & McLennan Cos., Inc. 3.75%, 03/14/2026	10,000	10,444
MetLife, Inc. 4.05%, 03/01/2045	10,000	10,488
Metropolitan Life Global Funding I 2.00%, 04/14/2020 (B)	150,000	148,851
2.30%, 04/10/2019 (B)	300,000	300,417
New York Life Global Funding 3-Month LIBOR + 0.40%, 1.75% (A), 04/06/2018 (B)	900,000	900,836
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (B)	600,000	601,860
Pricoa Global Funding I 2.55%, 11/24/2020 (B)	510,000	511,746
Principal Life Global Funding II 2.20%, 04/08/2020 (B)	300,000	298,857
3.00%, 04/18/2026 (B)	200,000	198,090
Reliance Standard Life Global Funding II 2.15%, 10/15/2018 (B)	60,000	60,049
2.50%, 04/24/2019 (B)	100,000	100,222
Teachers Insurance & Annuity Association of America 4.27%, 05/15/2047 (B)	400,000	423,016
Travelers Cos., Inc. 3.75%, 05/15/2046	100,000	102,039
XLIT, Ltd. 4.45%, 03/31/2025	10,000	10,228

		4,422,669

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 2.50%, 11/29/2022	100,000	99,949
5.20%, 12/03/2025	410,000	470,657

		570,606

IT Services - 0.1%
Fidelity National Information Services, Inc. 4.50%, 10/15/2022	242,000	259,044

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Life Sciences Tools & Services - 0.1%
Thermo Fisher Scientific, Inc. 2.15%, 12/14/2018	$ 30,000	$ 30,041
3.15%, 01/15/2023	490,000	496,122
3.30%, 02/15/2022	20,000	20,468

		546,631

Marine - 0.0% (C)
AP Moller - Maersk A/S 3.88%, 09/28/2025 (B)	200,000	200,821

Media - 0.6%
Charter Communications Operating LLC / Charter Communications Operating Capital 4.20%, 03/15/2028	300,000	297,771
4.46%, 07/23/2022	600,000	626,009
5.38%, 05/01/2047	300,000	307,605
Comcast Corp. 4.40%, 08/15/2035	10,000	10,933
4.75%, 03/01/2044	800,000	917,415
Discovery Communications LLC 5.00%, 09/20/2037	200,000	207,219
Sky PLC 3.13%, 11/26/2022 (B)	40,000	40,232

		2,407,184

Multi-Utilities - 0.2%
DTE Electric Co. 3.70%, 06/01/2046	600,000	620,200
E.ON International Finance BV 6.65%, 04/30/2038 (B)	240,000	318,105
Sempra Energy 2.88%, 10/01/2022	75,000	74,902

		1,013,207

Oil, Gas & Consumable Fuels - 1.1%
APT Pipelines, Ltd. 4.25%, 07/15/2027 (B)	200,000	206,969
BP Capital Markets PLC 3-Month LIBOR + 0.43%, 1.84% (A), 02/13/2018	244,000	244,059
Cimarex Energy Co. 3.90%, 05/15/2027	250,000	255,630
Concho Resources, Inc. 3.75%, 10/01/2027	200,000	202,611
Dolphin Energy, Ltd. 5.50%, 12/15/2021 (D) (F)	200,000	216,927
Energy Transfer, LP 4.05%, 03/15/2025	100,000	99,925
4.75%, 01/15/2026	400,000	414,993
7.50%, 07/01/2038	50,000	61,996
Enterprise Products Operating LLC 3.70%, 02/15/2026 (D)	520,000	532,449
Petroleos Mexicanos 6.00%, 03/05/2020	100,000	106,100
Rosneft Finance SA 7.88%, 03/13/2018, MTN (F)	100,000	100,996
Sabine Pass Liquefaction LLC 5.75%, 05/15/2024	600,000	666,889
Shell International Finance BV 4.00%, 05/10/2046	200,000	213,010

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Statoil ASA 3.25%, 11/10/2024	$ 500,000	$ 514,028
TransCanada PipeLines, Ltd. 7.63%, 01/15/2039	200,000	301,329
TransCanada Trust Fixed until 03/15/2027, 5.30% (A), 03/15/2077	100,000	103,125
Woodside Finance, Ltd. 3.65%, 03/05/2025 (B)	10,000	10,061
3.70%, 03/15/2028 (B)	300,000	297,940

		4,549,037

Paper & Forest Products - 0.1%
Georgia-Pacific LLC 5.40%, 11/01/2020 (B)	220,000	237,274

Pharmaceuticals - 0.5%
Allergan Funding SCS 3.85%, 06/15/2024	700,000	717,320
Baxalta, Inc. 3.60%, 06/23/2022	10,000	10,227
ELI Lilly & Co. 3.10%, 05/15/2027	200,000	203,008
EMD Finance LLC 2.40%, 03/19/2020 (B)	250,000	249,452
Johnson & Johnson 3.63%, 03/03/2037	300,000	316,944
Shire Acquisitions Investments Ireland DAC 2.88%, 09/23/2023	100,000	98,308
3.20%, 09/23/2026	200,000	195,551
Zoetis, Inc. 3.00%, 09/12/2027	200,000	195,367

		1,986,177

Road & Rail - 0.2%
Burlington Northern Santa Fe LLC 4.13%, 06/15/2047	400,000	438,289
5.15%, 09/01/2043	100,000	123,644
Kansas City Southern 4.95%, 08/15/2045	300,000	341,991
Union Pacific Corp. 4.10%, 09/15/2067	100,000	104,330

		1,008,254

Semiconductors & Semiconductor Equipment - 0.1%
Intel Corp. 4.10%, 05/11/2047	300,000	330,539

Software - 0.3%
Autodesk, Inc. 4.38%, 06/15/2025	20,000	20,987
Microsoft Corp. 4.10%, 02/06/2037	300,000	334,952
Oracle Corp. 2.95%, 05/15/2025	760,000	763,290

		1,119,229

Specialty Retail - 0.3%
Lowe’s Cos., Inc. 3.70%, 04/15/2046	900,000	903,685
QVC, Inc. 4.45%, 02/15/2025	100,000	102,007

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Specialty Retail (continued)
QVC, Inc. (continued)
4.85%, 04/01/2024	$ 100,000	$ 105,084

		1,110,776

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc.
3-Month LIBOR + 0.30%, 1.69% (A), 05/06/2019	300,000	301,202
2.85%, 05/11/2024	100,000	100,448
2.90%, 09/12/2027	200,000	197,631
3.20%, 05/11/2027	100,000	101,270
3.35%, 02/09/2027	200,000	204,875
3.75%, 09/12/2047	100,000	102,480
4.65%, 02/23/2046	100,000	117,103
Dell International LLC / EMC Corp. 8.10%, 07/15/2036 (B)	400,000	505,116

		1,630,125

Tobacco - 0.3%
BAT Capital Corp. 4.39%, 08/15/2037 (B)	500,000	525,052
BAT International Finance PLC 3.50%, 06/15/2022 (B)	10,000	10,230
Imperial Brands Finance PLC 4.25%, 07/21/2025 (B)	500,000	524,270
Reynolds American, Inc. 4.00%, 06/12/2022	10,000	10,448
4.85%, 09/15/2023	100,000	108,892

		1,178,892

Trading Companies & Distributors - 0.0% (C)
GATX Corp. 3.25%, 09/15/2026 (D)	150,000	146,199

Transportation Infrastructure - 0.0% (C)
Sydney Airport Finance Co. Pty, Ltd. 3.38%, 04/30/2025 (B)	10,000	9,964
3.90%, 03/22/2023 (B)	100,000	102,917

		112,881

Water Utilities - 0.1%
American Water Capital Corp. 3.40%, 03/01/2025	260,000	267,931

Wireless Telecommunication Services - 0.0% (C)
T-Mobile USA, Inc. 6.00%, 03/01/2023	22,000	23,034
6.38%, 03/01/2025	22,000	23,540

		46,574

Total Corporate Debt Securities (Cost $87,955,414)		90,042,942

FOREIGN GOVERNMENT OBLIGATIONS - 2.2%
Brazil - 0.0% (C)
Brazil Government International Bond 5.63%, 02/21/2047 (D)	200,000	204,300

Canada - 0.3%
Province of Ontario 1.65%, 09/27/2019	600,000	594,751
Province of Quebec 2.50%, 04/20/2026	600,000	586,840

		1,181,591

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan - 0.7%
Japan Finance Organization for Municipalities 2.13%, 04/13/2021 - 10/25/2023 (B)	$ 2,000,000	$ 1,947,652
Tokyo Metropolitan Government 2.00%, 05/17/2021 (B)	900,000	877,294

		2,824,946

Kuwait - 0.1%
Kuwait International Government Bond 3.50%, 03/20/2027 (B)	300,000	304,684

Qatar - 0.4%
Qatar Government International Bond 2.38%, 06/02/2021 (F)	1,600,000	1,570,400
4.50%, 01/20/2022 (F)	200,000	210,600

		1,781,000

Republic of Korea - 0.2%
Export-Import Bank of Korea 1.93%, 02/24/2020 (B)	CAD 300,000	233,787
3-Month LIBOR + 0.70%, 2.16% (A), 05/26/2019	$ 600,000	600,720

		834,507

Saudi Arabia - 0.4%
Saudi Arabia Government International Bond
3.63%, 03/04/2028 (B)	1,600,000	1,585,600
4.63%, 10/04/2047 (B)	200,000	204,261

		1,789,861

United Arab Emirates - 0.1%
Abu Dhabi Government International Bond 3.13%, 10/11/2027 (B)	300,000	293,328

Total Foreign Government Obligations (Cost $9,288,916)		9,214,217

MORTGAGE-BACKED SECURITIES - 1.3%
Aggregator of Loans Backed by Assets PLC Series 2015-1, Class A, 1-Month GBP LIBOR + 1.25%, 1.75% (A), 04/24/2049 (F)	GBP 136,317	185,226
Auburn Securities 4 PLC Series 4, Class A2, 1-Month GBP LIBOR + 0.40%, 0.89% (A), 10/01/2041 (F)	145,190	194,055
Bear Stearns Alt-A Trust Series 2005-5, Class 1A1, 1-Month LIBOR + 0.44%, 1.99% (A), 07/25/2035	$ 20,558	20,676
BX Trust Series 2017-APPL, Class A, 1-Month LIBOR + 0.88%, 2.36% (A), 07/15/2034 (B)	1,000,000	1,001,254
Countrywide Commercial Mortgage Trust Series 2007-MF1, Class A, 6.29% (A), 11/12/2043 (B)	68,664	68,533

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Credit Suisse First Boston Mortgage Securities Corp. Series 2004-AR7, Class 2A1, 3.64% (A), 11/25/2034	$ 69,550	$ 70,839
DBUBS Mortgage Trust Series 2017-BRBK, Class A, 3.45%, 10/10/2034 (B)	600,000	613,014
Eurosail PLC Series 2006-4X, Class A3C, 3-Month GBP LIBOR + 0.16%, 0.68% (A), 12/10/2044 (F)	GBP 104,467	139,065
Gemgarto PLC Series 2015-1, Class A, 3-Month GBP LIBOR + 0.95%, 1.48% (A), 02/16/2047 (F)	13,549	18,314
La Hipotecaria El Salvadorian Mortgage Trust Series 2016-1A, Class A, 3.36%, 01/15/2046 (B) (I)	$ 367,925	368,166
MASTR Alternative Loan Trust Series 2003-9, Class 4A1, 5.25%, 11/25/2033	185,178	191,345
Merrill Lynch Mortgage Investors Trust Series 2003-B, Class A1, 1-Month LIBOR + 0.68%, 2.23% (A), 04/25/2028	220,998	212,680
Morgan Stanley Bank of America Merrill Lynch Trust Series 2015-C25, Class A4, 3.37%, 10/15/2048	500,000	511,877
Morgan Stanley Bank of America Merrill Lynch Trust, Interest Only STRIPS Series 2013-C8, Class XA, 1.01% (A), 12/15/2048	754,270	30,742
MortgageIT Trust Series 2005-2, Class 1A1, 1-Month LIBOR + 0.52%, 2.07% (A), 05/25/2035	51,375	51,554
Southern Pacific Financing PLC Series 2005-B, Class A, 3-Month GBP LIBOR + 0.18%, 0.70% (A), 06/10/2043 (F)	GBP 532,304	713,908
Uropa Securities PLC
Series 2008-1, Class A,
3-Month GBP LIBOR + 0.20%, 0.72% (A), 06/10/2059 (F)	280,969	367,948
Series 2008-1, Class B,
3-Month GBP LIBOR + 0.75%, 1.27% (A), 06/10/2059 (F)	54,198	68,723
Series 2008-1, Class M1,
3-Month GBP LIBOR + 0.35%, 0.87% (A), 06/10/2059 (F)	64,522	82,746
Series 2008-1, Class M2,
3-Month GBP LIBOR + 0.55%, 1.07% (A), 06/10/2059 (F)	50,757	64,337
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR4, Class A5, 3.06% (A), 04/25/2035	$ 47,406	47,219

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Worldwide Plaza Trust Series 2017-WWP, Class A, 3.53%, 11/10/2036 (B)	$ 500,000	$ 513,709

Total Mortgage-Backed Securities (Cost $5,541,348)		5,535,930

MUNICIPAL GOVERNMENT OBLIGATIONS - 0.3%
California - 0.1%
Bay Area Toll Authority, Revenue Bonds, Series S1, 6.92%, 04/01/2040	100,000	144,282
Los Angeles Community College District, General Obligation Unlimited, 6.60%, 08/01/2042	100,000	147,102
State of California, General Obligation Unlimited, 7.35%, 11/01/2039	150,000	225,108

		516,492

Illinois - 0.1%
City of Chicago, General Obligation Unlimited
Series B,
6.31%, 01/01/2044	210,000	223,807
7.05%, 01/01/2029	200,000	221,040

		444,847

Maryland - 0.0% (C)
County of Baltimore, General Obligation Unlimited, 3.30%, 07/01/2046	100,000	98,149

Michigan - 0.0% (C)
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.31%, 06/01/2034	100,000	99,792

New York - 0.1%
Port Authority of New York & New Jersey, Revenue Bonds, 4.46%, 10/01/2062	100,000	115,473

Utah - 0.0% (C)
Utah State Board of Regents, Revenue Bonds, Series 1, 1-Month LIBOR + 0.75%, 2.31% (A), 12/26/2031	57,246	57,608

West Virginia - 0.0% (C)
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	100,000	97,201

Total Municipal Government Obligations (Cost $1,310,265)		1,429,562

U.S. GOVERNMENT AGENCY OBLIGATIONS - 7.3%
Federal Home Loan Mortgage Corp. 1.25%, 10/02/2019 (J)	7,525,000	7,435,385
2.38%, 01/13/2022	4,500,000	4,540,460

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates 1-Month LIBOR + 0.67%, 2.04% (A), 02/25/2023	$ 1,168,371	$ 1,173,479
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 1.59% (A), 01/15/2038	661,411	661,105
1-Month LIBOR + 0.40%, 1.88% (A), 02/15/2041 - 09/15/2045	1,162,712	1,166,294
Federal Home Loan Mortgage Corp. REMIC, Interest Only STRIPS 1.67% (A), 01/15/2038	661,411	40,710
Federal Home Loan Mortgage Corp., Interest Only STRIPS (1.00) *1-Month LIBOR + 5.89%, 4.41% (A), 09/15/2043	681,049	134,728
Federal National Mortgage Association
3.50%, 06/01/2045	329,572	338,559
3.50%, TBA (K)	7,700,000	7,884,653
3.70%, 09/01/2034	284,397	303,626
4.50%, 03/01/2039 - 02/01/2041	282,698	301,719
4.50%, TBA (K)	1,000,000	1,062,656
Federal National Mortgage Association REMIC
1-Month LIBOR + 0.57%, 2.12% (A), 06/25/2041	961,760	972,322
1-Month LIBOR + 0.75%, 2.30% (A), 05/25/2040	797,397	808,011
1-Month LIBOR + 0.85%, 2.40% (A), 11/25/2039	2,550,165	2,603,031
Federal National Mortgage Association REMIC, Interest Only STRIPS 3.00%, 03/25/2028	409,521	41,060
Financing Corp., Principal Only STRIPS Series 1P, 05/11/2018	200,000	198,813
Government National Mortgage Association 1-Month LIBOR + 0.80%, 2.04% (A), 05/20/2066 - 06/20/2066	1,495,177	1,509,535

Total U.S. Government Agency Obligations (Cost $30,920,532)		31,176,146

U.S. GOVERNMENT OBLIGATIONS - 19.2%
U.S. Treasury - 18.8%
U.S. Treasury Bond 2.75%, 08/15/2047 - 11/15/2047	2,000,000	2,002,969
2.88%, 11/15/2046 (J)	1,200,000	1,230,984
4.25%, 05/15/2039 (J) (K)	2,300,000	2,907,074
4.38%, 11/15/2039 (J) (K)	2,300,000	2,959,363
4.50%, 08/15/2039 (J) (K)	8,460,000	11,051,205
U.S. Treasury Bond, Principal Only STRIPS 02/15/2043	4,100,000	2,052,434
U.S. Treasury Note 1.25%, 04/30/2019 (J) (L)	1,800,000	1,785,727
1.63%, 05/31/2023 (J)	330,000	319,662

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Note (continued)
1.88%, 03/31/2022 - 07/31/2022 (J)	$ 12,800,000	$ 12,652,641
2.00%, 12/31/2021 (J)	1,900,000	1,890,352
2.13%, 12/31/2022 (K)	2,400,000	2,390,062
2.25%, 02/15/2027 - 08/15/2027 (J)	33,450,000	32,995,781
2.25%, 11/15/2027	1,800,000	1,774,617
2.38%, 05/15/2027 (J)	4,100,000	4,088,309

		80,101,180

U.S. Treasury Inflation-Protected Securities - 0.4%
U.S. Treasury Inflation-Indexed Bond 1.00%, 02/15/2046 (J)	1,457,456	1,556,948

Total U.S. Government Obligations (Cost $81,894,837)		81,658,128

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 1.2%
Japan - 0.8%
Japan Treasury Discount Bill 0.00% (M) (N), 02/13/2018	JPY 410,000,000	3,639,385

United Kingdom - 0.4%
U.K. Treasury Bill 0.00% (M) (N), 01/29/2018 (E)	GBP 1,200,000	1,619,868

Total Short-Term Foreign Government Obligations (Cost $5,232,262)		5,259,253

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.3%
U.S. Treasury Bill 1.08% (M), 01/04/2018 (O)	$ 265,000	264,983
1.09% (M), 01/04/2018 (O)	275,000	274,983
1.24% (M), 03/01/2018	326,000	325,332
1.27% (M), 03/01/2018	448,000	447,081

Total Short-Term U.S. Government Obligations (Cost $1,312,304)		1,312,379

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (M)	1,499,820	1,499,820

Total Securities Lending Collateral (Cost $1,499,820)		1,499,820

	Principal	Value
REPURCHASE AGREEMENTS - 64.8%
Australia and New Zealand Banking Group, 1.80% (M), dated 12/29/2017, to be repurchased at $62,512,500 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.75%, due 11/15/2042, and with a value of $63,858,697.	$ 62,500,000	62,500,000

	Principal	Value
REPURCHASE AGREEMENTS (continued)

Deutsche Bank Securities, Inc., 1.70% (M), dated 12/29/2017, to be repurchased at $2,900,548 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.50%, due 02/15/2045, and with a value of $2,971,811.

	$ 2,900,000	$ 2,900,000
Fixed Income Clearing Corp., 0.54% (M), dated 12/29/2017, to be repurchased at $10,404,674 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $10,615,703.	10,404,049	10,404,049
HSBC Bank PLC, 1.58% (M), dated 12/28/2017, to be repurchased at $75,023,042 on 01/04/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 09/30/2018, and with a value of $77,429,210.	75,000,000	75,000,000
HSBC Bank PLC, 1.70% (M), dated 12/29/2017, to be repurchased at $75,024,792 on 01/05/2018. Collateralized by a U.S. Government Obligation, 0.88%, due 10/15/2018, and with a value of $77,429,210.	75,000,000	75,000,000
JPMorgan Securities LLC, 1.69% (M), dated 12/29/2017, to be repurchased at $25,004,694 on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.50%, due 05/15/2024, and with a value of $25,582,886.	25,000,000	25,000,000
Merrill Lynch Pierce Fenner & Smith, 1.50% (M), dated 01/02/2018, to be repurchased at $25,012,500 on 01/03/2018. Collateralized by a U.S. Government Obligation, 3.75%, due 11/15/2043, and with a value of $25,497,658.	25,000,000	25,000,000

Total Repurchase Agreements (Cost $275,804,049)		275,804,049

Total Investments Excluding Purchased Options/Swaptions (Cost $511,919,782)		514,195,931
Total Purchased Options/Swaptions - 1.2% (Cost $4,961,811)		5,044,716

Total Investments (Cost $516,881,593)		519,240,647
Net Other Assets (Liabilities) - (22.0)%		(93,553,409)

Net Assets - 100.0%		$ 425,687,238

REVERSE REPURCHASE AGREEMENTS - (12.4)%

Bank of Nova Scotia, 1.32% (M), dated 10/24/2017, to be repurchased at $(5,598,071) on 01/24/2018. Collateralized by a U.S. Government Obligation, 4.50%, due 08/15/2039, and with a value of $(5,691,559).

	$ (5,579,250)	$ (5,579,250)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Bank of Nova Scotia, 1.32% (M), dated 10/27/2017, to be repurchased at $(4,134,098) on 01/25/2018. Collateralized by a U.S. Government Obligation, 2.38%, due 05/15/2027, and with a value of $(4,101,592).

	$ (4,120,500)	$ (4,120,500)
Bank of Nova Scotia, 1.36% (M), dated 12/20/2017, to be repurchased at $(17,159,673) on 01/16/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 02/15/2027, and with a value of $(17,173,228).	(17,142,188)	(17,142,188)
JPMorgan Securities LLC, 1.40% (M), dated 11/15/2017, to be repurchased at $(12,750,669) on 01/16/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(12,730,783).	(12,720,000)	(12,720,000)

	Principal	Value

REVERSE REPURCHASE AGREEMENTS (continued)

Merrill Lynch Pierce Fenner & Smith, 1.43% (M), dated 11/09/2017, to be repurchased at $(9,723,279) on 02/09/2018. Collateralized by a U.S. Government Obligation, 1.88%, due 03/31/2022, and with a value of $(9,638,290).

	$ (9,687,875)	$ (9,687,875)
RBC Capital Markets LLC, 1.51% (M), dated 12/06/2017, to be repurchased at $(3,391,798) on 02/06/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 08/15/2027, and with a value of $(3,381,614).	(3,383,000)	(3,383,000)

Total Reverse Repurchase Agreements (Cost $52,632,813)		$ (52,632,813)

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 90-Day Eurodollar Futures	USD	98.25	03/19/2018	USD	48,383,200	197	$18,455	$25,856
Put - S&P 500®	USD	2,250.00	12/21/2018	USD	267,895,722	1,002	4,612,248	4,684,350

Total							$4,630,703	$4,710,206

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	CSS	3-Month USD-LIBOR	Receive	1.85%	11/30/2018	USD	15,200,000	$21,934	$19,736
Call - Pays Floating Rate Index 3-Month USD-LIBOR (E)	CITI	3-Month USD-LIBOR	Receive	2.00	12/19/2018	USD	15,200,000	33,674	24,609
Put - Receives Floating Rate Index 3-Month USD-LIBOR (E)	GSB	3-Month USD-LIBOR	Pay	2.30	10/21/2019	USD	2,900,000	275,500	290,165

Total								$331,108	$334,510

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - USD vs. ZAR	GSB	USD	12.25	06/20/2018	USD	400,000	$(6,172)	$(8,677)

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - 5-Year	CSS	3-Month USD-LIBOR	Receive	2.19%	11/30/2018	USD	5,900,000	$(20,783)	$(24,439)
Call - 10-Year	CITI	3-Month USD-LIBOR	Receive	2.19	12/19/2018	USD	3,200,000	(33,731)	(33,308)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.00	10/21/2019	USD	14,500,000	(275,500)	(374,183)

Total								$(330,014)	$(431,930)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 25	1.00%	Quarterly	12/20/2020	USD	1,500,000	$34,641	$28,064	$6,577
North America Investment Grade Index - Series 26	1.00	Quarterly	06/20/2021	USD	300,000	7,631	6,184	1,447
North America Investment Grade Index - Series 28	1.00	Quarterly	06/20/2022	USD	2,100,000	52,812	40,727	12,085
North America Investment Grade Index - Series 29	1.00	Quarterly	12/20/2022	USD	12,700,000	306,513	300,967	5,546

Total						$401,597	$375,942	$25,655

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month GBP-LIBOR	Receive	1.00%	Maturity/Quarterly	09/19/2019	GBP	28,100,000	$72,231	$46,080	$26,151
3-Month GBP-LIBOR	Pay	1.00	Maturity/Quarterly	09/18/2020	GBP	28,100,000	(2,955)	2,957	(5,912)
3-Month USD-LIBOR	Pay	1.50	Semi-Annually/Quarterly	06/21/2027	USD	17,400,000	1,278,400	1,239,828	38,572
3-Month USD-LIBOR	Pay	1.75	Semi-Annually/Quarterly	12/21/2026	USD	1,900,000	88,993	86,637	2,356
3-Month USD-LIBOR	Receive	2.25	Semi-Annually/Quarterly	12/16/2022	USD	200,000	27	1,508	(1,481)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/Quarterly	12/20/2027	USD	15,200,000	(116,034)	(191,464)	75,430
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/Quarterly	12/20/2047	USD	1,300,000	(51,200)	(45,984)	(5,216)
6-Month EUR-EURIBOR	Receive	2.04	Semi-Annually/Annually	02/03/2037	EUR	1,800,000	3,409	(20,517)	23,926
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/21/2028	GBP	3,300,000	(85,547)	(39,197)	(46,350)
6-Month GBP-LIBOR	Pay	2.04	Semi-Annually	02/01/2037	GBP	1,600,000	(66,894)	(41,947)	(24,947)

Total							$1,120,430	$1,037,901	$82,529

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Credit Indices - Sell Protection (P)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (Q)		Value (R)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America CMBS Basket Index - Series AAA8	GSI	0.50%	Monthly	10/17/2057	USD	900,000	$3,994	$(39,778)	$43,772
North America CMBS Basket Index - Series AAA9	GSI	0.50	Monthly	09/17/2058	USD	600,000	1,152	(36,606)	37,758

Total							$5,146	$(76,384)	$81,530

Interest Rate Swap Agreements
Floating Rate Index	Counterparty	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month KRW-CD-KSDA	BNP	Pay	2.23%	Quarterly	11/07/2027	KRW	3,801,200,000	$(15,840)	$—	$(15,840)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

Total Return Swap Agreements (S)
Reference Entity	Counterparty	Rate	Pay/ Receive	Payment Frequency	Maturity Date	Notional Amount		Number of Shares or Units	Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
iShares MSCI EAFE ETF	CITI	3-Month USD-LIBOR	Receive	Quarterly	05/23/2018	USD	56,307,623	9,381	$821,767	$—	$821,767
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	Quarterly	06/07/2018	USD	435,620	73	8,044	—	8,044
iShares MSCI EAFE ETF	MLI	3-Month USD-LIBOR	Receive	Quarterly	08/22/2018	USD	6,296,418	1,049	94,003	—	94,003

Total									$923,814	$—	$923,814

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	261	03/19/2018	$64,102,733	$64,101,600	$—	$(1,133)
90-Day Eurodollar	Short	(73)	03/18/2019	(17,883,100)	(17,847,587)	35,513	—
90-Day Eurodollar	Short	(122)	06/17/2019	(29,811,001)	(29,810,700)	301	—
90-Day Eurodollar	Short	(73)	09/16/2019	(17,829,264)	(17,831,162)	—	(1,898)
90-Day Eurodollar	Short	(182)	12/16/2019	(44,418,062)	(44,439,850)	—	(21,788)
5-Year U.S. Treasury Note	Long	10	03/29/2018	1,164,778	1,161,641	—	(3,137)
Euro OAT	Short	(11)	03/08/2018	(2,074,072)	(2,048,119)	25,953	—
Euro-BTP Italy Government Bond	Short	(8)	03/08/2018	(1,330,396)	(1,306,780)	23,616	—
German Euro Bund	Short	(12)	03/08/2018	(2,353,013)	(2,327,900)	25,113	—
Russell 2000® E-Mini	Long	275	03/16/2018	20,848,998	21,126,875	277,877	—
S&P 500® E-Mini	Long	1,901	03/16/2018	252,171,784	254,353,800	2,182,016	—
U.S. Treasury Bond	Long	30	03/20/2018	4,701,275	4,721,906	20,631	—

Total						$2,591,020	$(27,956)

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BNP	01/02/2018	USD	427,940	DKK	2,869,400	$—	$(34,574)
BNP	02/13/2018	USD	3,654,054	JPY	410,000,000	7,611	—
BNP	04/03/2018	USD	1,708,606	DKK	11,486,710	—	(153,908)
BOA	03/07/2018	RUB	54,113,400	USD	911,000	19,430	—
BOA	04/03/2018	USD	223,217	DKK	1,539,080	—	(26,337)
CITI	01/10/2018	USD	1,891,714	GBP	1,399,000	2,238	—
CITI	01/10/2018	EUR	651,000	USD	776,398	5,180	—
CITI	01/29/2018	USD	802,368	GBP	600,000	—	(8,557)
CITI	03/14/2018	USD	2,446,912	KRW	2,723,363,580	—	(100,153)
GSB	01/02/2018	USD	582,251	DKK	4,009,600	—	(64,051)
GSB	01/10/2018	EUR	51,000	USD	61,099	130	—
GSB	02/15/2018	JPY	65,200,000	USD	585,596	—	(5,670)
GSB	03/07/2018	RUB	2,782,320	USD	48,000	—	(161)
GSB	03/14/2018	USD	133,000	KRW	142,025,380	169	—
GSB	04/03/2018	USD	1,703,956	DKK	11,692,210	—	(191,878)
HSBC	01/02/2018	USD	840,745	DKK	5,833,000	—	(99,468)
HSBC	02/15/2018	USD	1,195,043	JPY	133,900,000	4,060	—
HSBC	02/15/2018	JPY	136,900,000	USD	1,214,762	2,905	—
JPM	01/02/2018	USD	113,570	DKK	715,000	—	(1,679)
JPM	01/10/2018	USD	231,498	CAD	298,000	—	(5,627)
JPM	01/29/2018	USD	803,249	GBP	600,000	—	(7,675)
JPM	04/03/2018	USD	115,662	DKK	715,000	—	(271)
JPM	10/01/2018	USD	423,573	DKK	2,875,000	—	(48,693)
JPM	10/01/2018	DKK	47,000	USD	7,289	432	—

Total						$42,155	$(748,702)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (T)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$10,763,505	$—	$10,763,505
Certificate of Deposit	—	500,000	—	500,000
Corporate Debt Securities	—	90,042,942	—	90,042,942
Foreign Government Obligations	—	9,214,217	—	9,214,217
Mortgage-Backed Securities	—	5,535,930	—	5,535,930
Municipal Government Obligations	—	1,429,562	—	1,429,562
U.S. Government Agency Obligations	—	31,176,146	—	31,176,146
U.S. Government Obligations	—	81,658,128	—	81,658,128
Short-Term Foreign Government Obligations	—	5,259,253	—	5,259,253
Short-Term U.S. Government Obligations	—	1,312,379	—	1,312,379
Securities Lending Collateral	1,499,820	—	—	1,499,820
Repurchase Agreements	—	275,804,049	—	275,804,049
Exchange-Traded Options Purchased	4,710,206	—	—	4,710,206
Over-the-Counter Interest Rate Swaptions Purchased	—	334,510	—	334,510

Total Investments	$6,210,026	$513,030,621	$—	$519,240,647

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$401,597	$—	$401,597
Centrally Cleared Interest Rate Swap Agreements	—	1,443,060	—	1,443,060
Over-the-Counter Credit Default Swap Agreements	—	5,146	—	5,146
Over-the-Counter Total Return Swap Agreements	—	923,814	—	923,814
Futures Contracts (U)	2,591,020	—	—	2,591,020
Forward Foreign Currency Contracts (U)	—	42,155	—	42,155

Total Other Financial Instruments	$2,591,020	$2,815,772	$—	$5,406,792

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(52,632,813)	$—	$(52,632,813)
Over-the-Counter Foreign Exchange Options Written	—	(8,677)	—	(8,677)
Over-the-Counter Interest Rate Swaptions Written	—	(431,930)	—	(431,930)
Centrally Cleared Interest Rate Swap Agreements	—	(322,630)	—	(322,630)
Over-the-Counter Interest Rate Swap Agreements	—	(15,840)	—	(15,840)
Futures Contracts (U)	(27,956)	—	—	(27,956)
Forward Foreign Currency Contracts (U)	—	(748,702)	—	(748,702)

Total Other Financial Instruments	$(27,956)	$(54,160,592)	$—	$(54,188,548)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $41,309,267, representing 9.7% of the Portfolio’s net assets.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,468,690. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $3,639,217 or 0.9% of the Portfolio’s net assets.
(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $5,717,239, representing 1.3% of the Portfolio’s net assets.
(G)	Perpetual maturity. The date displayed is the next call date.
(H)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of December 31, 2017; the maturity date disclosed is the ultimate maturity date.
(I)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $368,166, representing 0.1% of the Portfolio’s net assets.
(J)	Securities are subject to sale-buyback transactions.
(K)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(L)	All or a portion of the security has been segregated by the custodian as collateral for centrally cleared swap agreements. The value of the security is $897,824.
(M)	Rates disclosed reflect the yields at December 31, 2017.
(N)	Percentage rounds to less than 0.01% or (0.01)%.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $539,966.
(P)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(Q)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(R)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(S)	At the termination date, a net cash flow is exchanged where the total return is equivalent to the return of the reference entity less a financing rate, if any. As a receiver, the Portfolio would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Portfolio would owe payments on any net positive total return and would receive payment in the event of a negative total return.
(T)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(U)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
RUB	Russian Ruble
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
CSS	Credit Suisse Securities (USA) LLC

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

COUNTERPARTY ABBREVIATIONS (continued):

GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International

PORTFOLIO ABBREVIATIONS:

BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CD	Certificate of Deposit
CMBS	Commercial Mortgage-Backed Securities
EAFE	Europe, Australasia and Far East
ETF	Exchange-Traded Fund
EURIBOR	Euro Interbank Offer Rate
KSDA	Korea Securities Dealer Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $241,077,544) (including securities loaned of $1,468,690)	$243,436,598
Repurchase agreement, at value (cost $275,804,049)	275,804,049
Cash collateral pledged at broker:
Futures contracts	9,618,000
Centrally cleared swap agreements	417,000
Foreign currency, at value (cost $277,118)	277,497
Receivables and other assets:
Shares of beneficial interest sold	98,966
Investments sold	13,985
When-issued, delayed-delivery, forward and TBA commitments sold	15,307,148
Interest	1,629,861
Tax reclaims	255
Net income from securities lending	273
Variation margin receivable on centrally cleared swap agreements	296,894
OTC swap agreements, at value	928,960
Unrealized appreciation on forward foreign currency contracts	42,155

Total assets	547,871,641

Liabilities:
Due to custodian	543
Cash collateral received at broker:
OTC derivatives (A)	480,000
Payables and other liabilities:
Shares of beneficial interest redeemed	73
Investments purchased	28,286,039
Sale-buyback financing transactions	10,097,001
When-issued, delayed-delivery, forward and TBA commitments purchased	26,634,149
Investment management fees	292,847
Distribution and service fees	86,860
Transfer agent costs	1,442
Trustees, CCO and deferred compensation fees	338
Audit and tax fees	19,721
Custody fees	36,976
Legal fees	4,113
Printing and shareholder reports fees	40,572
Interest	79,193
Deferred income for sale-buyback financing transactions	9,697
Variation margin payable on futures contracts	774,516
Other	2,541
Collateral for securities on loan	1,499,820
OTC swap agreements, at value	15,840
Reverse repurchase agreements, at value (cost $52,632,813)	52,632,813
Written options and swaptions, at value (premium received $336,186)	440,607
Unrealized depreciation on forward foreign currency contracts	748,702

Total liabilities	122,184,403

Net assets	$425,687,238

Net assets consist of:
Capital stock ($0.01 par value)	$336,979
Additional paid-in capital	373,730,596
Undistributed (distributions in excess of) net investment income (loss)	10,511,746
Accumulated net realized gain (loss)	35,883,631
Net unrealized appreciation (depreciation) on:
Investments	2,359,054
Written options and swaptions	(104,421)
Swap agreements	1,097,688
Futures contracts	2,563,064
Forward foreign currency contracts	(706,547)
Translation of assets and liabilities denominated in foreign currencies	15,448

Net assets	$425,687,238

Net assets by class:
Initial Class	$13,558,252
Service Class	412,128,986

Shares outstanding:
Initial Class	1,057,833
Service Class	32,640,059

Net asset value and offering price per share:
Initial Class	$12.82
Service Class	12.63

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$6,936,300
Net income (loss) from securities lending	3,159
Withholding taxes on foreign income	122

Total investment income	6,939,581

Expenses:
Investment management fees	3,286,257
Distribution and service fees:
Service Class	974,174
Transfer agent costs	5,733
Trustees, CCO and deferred compensation fees	10,930
Audit and tax fees	27,092
Custody fees	187,375
Legal fees	28,880
Printing and shareholder reports fees	50,177
Interest	131,349
Other	11,291

Total expenses	4,713,258

Net investment income (loss)	2,226,323

Net realized gain (loss) on:
Investments	(9,123,613)
Written options and swaptions	262,331
Swap agreements	12,147,750
Futures contracts	43,547,288
Forward foreign currency contracts	293,219
Foreign currency transactions	18,489
TBA short commitments	(4,148)

Net realized gain (loss)	47,141,316

Net change in unrealized appreciation (depreciation) on:
Investments	4,402,145
Written options and swaptions	186,873
Swap agreements	1,116,429
Futures contracts	3,198,044
Forward foreign currency contracts	(2,714,946)
Translation of assets and liabilities denominated in foreign currencies	21,181

Net change in unrealized appreciation (depreciation)	6,209,726

Net realized and change in unrealized gain (loss)	53,351,042

Net increase (decrease) in net assets resulting from operations	$55,577,365

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$2,226,323	$333,487
Net realized gain (loss)	47,141,316	17,288,906
Net change in unrealized appreciation (depreciation)	6,209,726	(223,700)

Net increase (decrease) in net assets resulting from operations	55,577,365	17,398,693

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(79,582)	—
Service Class	(1,574,574)	—

Total dividends and/or distributions from net investment income	(1,654,156)	—

Net realized gains:
Initial Class	(406,025)	—
Service Class	(12,390,250)	—

Total dividends and/or distributions from net realized gains	(12,796,275)	—

Total dividends and/or distributions to shareholders	(14,450,431)	—

Capital share transactions:
Proceeds from shares sold:
Initial Class	642,179	661,943
Service Class	23,964,259	51,761,122

	24,606,438	52,423,065

Dividends and/or distributions reinvested:
Initial Class	485,607	—
Service Class	13,964,824	—

	14,450,431	—

Cost of shares redeemed:
Initial Class	(1,397,155)	(1,511,314)
Service Class	(31,590,925)	(20,802,249)

	(32,988,080)	(22,313,563)

Net increase (decrease) in net assets resulting from capital share transactions	6,068,789	30,109,502

Net increase (decrease) in net assets	47,195,723	47,508,195

Net assets:
Beginning of year	378,491,515	330,983,320

End of year	$425,687,238	$378,491,515

Undistributed (distributions in excess of) net investment income (loss)	$10,511,746	$1,665,269

Capital share transactions - shares:
Shares issued:
Initial Class	52,390	59,348
Service Class	2,007,481	4,686,558

	2,059,871	4,745,906

Shares reinvested:
Initial Class	40,636	—
Service Class	1,185,469	—

	1,226,105	—

Shares redeemed:
Initial Class	(114,651)	(135,237)
Service Class	(2,629,276)	(1,868,246)

	(2,743,927)	(2,003,483)

Net increase (decrease) in shares outstanding:
Initial Class	(21,625)	(75,889)
Service Class	563,674	2,818,312

	542,049	2,742,423

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.57		$11.01		$11.65	$11.45	$9.87

Investment operations:
Net investment income (loss) (A)	0.10		0.04	(B)	(0.01)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	1.62		0.52		(0.36)	0.77	1.68

Total investment operations	1.72		0.56		(0.37)	0.75	1.67

Dividends and/or distributions to shareholders:
Net investment income	(0.08)		—		—	(0.21)	(0.09)
Net realized gains	(0.39)		—		(0.27)	(0.34)	—

Total dividends and/or distributions to shareholders	(0.47)		—		(0.27)	(0.55)	(0.09)

Net asset value, end of year	$12.82		$11.57		$11.01	$11.65	$11.45

Total return (C)	15.13%		5.09%		(3.16)%	6.63%	17.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,558		$12,492		$12,715	$14,346	$14,042
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%		0.90%		0.90%	0.90%	1.00%
Including waiver and/or reimbursement and recapture	0.93%		0.89	%(B)	0.90%	0.95%	0.95%
Net investment income (loss) to average net assets	0.79%		0.33	%(B)	(0.11)%	(0.18)%	(0.14)%
Portfolio turnover rate	47	%(D)	57	%(D)	49%	39%	75	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.41		$10.88		$11.55	$11.37	$9.81

Investment operations:
Net investment income (loss) (A)	0.07		0.01	(B)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss)	1.59		0.52		(0.36)	0.77	1.68

Total investment operations	1.66		0.53		(0.40)	0.72	1.64

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		—		—	(0.20)	(0.08)
Net realized gains	(0.39)		—		(0.27)	(0.34)	—

Total dividends and/or distributions to shareholders	(0.44)		—		(0.27)	(0.54)	(0.08)

Net asset value, end of year	$12.63		$11.41		$10.88	$11.55	$11.37

Total return (C)	14.83%		4.87%		(3.46)%	6.39%	16.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$412,129		$366,000		$318,268	$189,137	$109,161
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%		1.15%		1.15%	1.15%	1.25%
Including waiver and/or reimbursement and recapture	1.18%		1.14	%(B)	1.15%	1.20%	1.20%
Net investment income (loss) to average net assets	0.54%		0.09	%(B)	(0.35)%	(0.43)%	(0.39)%
Portfolio turnover rate	47	%(D)	57	%(D)	49%	39%	75	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Excludes sale-buyback transactions.
(E)	Decrease in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 33,130,529	365	1.16%

Open reverse repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2017, the Portfolio earned price drop fee income of $171,800. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected within Interest income on the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 12,876,865	316	1.01%

Open sale-buyback financing transactions at December 31, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$1,291,509	$—	$—	$—	$1,291,509
Foreign Government Obligations	208,311	—	—	—	208,311
Total Securities Lending Transactions	$1,499,820	$—	$—	$—	$1,499,820
Reverse Repurchase Agreements
U.S. Government Obligations	$—	$39,561,938	$13,070,875	$—	$52,632,813
Sale Buy-back Transactions
U.S. Government Obligations	$—	$7,177,735	$2,919,266	$—	$10,097,001
Total Borrowings	$1,499,820	$46,739,673	$15,990,141	$—	$64,229,634

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on indices: The Portfolio may purchase or write options on indices. Purchasing or writing an option on indices gives the Portfolio the right, but not the obligation to buy or sell the cash from the underlying index. The exercise of the option will result in a cash transfer and gain or loss depends on the change in the underlying index.

Inflation-capped options: The Portfolio may purchase or write inflation-capped options. Purchasing or writing inflation-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to the investments in inflation-linked products.

Interest rate-capped options: The Portfolio may purchase or write interest rate-capped options. Purchasing or writing interest rate-capped options gives the Portfolio the right, but not the obligation to buy or sell an option which applies a cap to protect the Portfolio from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate-linked products.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Straddle swaptions: The Portfolio may purchase or write straddle swaption agreements which is an investment strategy that consists of two swaptions, each with a different underlying swap, wherein the holder buys both a payer and receiver option on the same floating rate. If the floating rate falls, the holder receives the fixed rate, and if the floating rate rises, the holder pays the fixed rate.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as Net realized gain (loss) Swap agreements within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Total return swap agreements: The Portfolio is subject to commodity risk, equity risk, and other risks related to the underlying investments of the swap agreement in the normal course of pursuing its investment objective. The value of the commodity-linked investments held by a Portfolio can be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments. Commodity-linked derivatives are available from a relatively small number of issuers, subjecting the Portfolio’s investments in commodity-linked derivatives to counterparty risk, which is the risk that the issuer of the commodity-linked derivative will not fulfill its contractual obligations. Total return swap agreements on commodities involve commitments whereby cash flows are exchanged based on the price of a commodity in exchange for either a fixed or floating price or rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indices involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference entity, which may be an equity, index, or bond, and in return receives a regular stream of payments.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$360,366	$—	$4,684,350	$—	$—	$5,044,716
Centrally cleared swap agreements, at value (B) (C)	1,443,060	—	—	401,597	—	1,844,657
OTC swap agreements, at value	—	—	923,814	5,146	—	928,960
Net unrealized appreciation on futures contracts (B) (D)	131,127	—	2,459,893	—	—	2,591,020
Unrealized appreciation on forward foreign currency contracts	—	42,155	—	—	—	42,155
Total	$1,934,553	$42,155	$8,068,057	$406,743	$—	$10,451,508

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(431,930)	$(8,677)	$—	$—	$—	$(440,607)
Centrally cleared swap agreements, at value (B) (C)	(322,630)	—	—	—	—	(322,630)
OTC swap agreements, at value	(15,840)	—	—	—	—	(15,840)
Net unrealized depreciation on futures contracts (B) (D)	(27,956)	—	—	—	—	(27,956)
Unrealized depreciation on forward foreign currency contracts	—	(748,702)	—	—	—	(748,702)
Total	$(798,356)	$(757,379)	$—	$—	$—	$(1,555,735)

(A)	Included within Investments, at value within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(67,790)	$(4,806)	$(9,346,286)	$—	$—	$(9,418,882)
Written options and swaptions	225,166	37,165	—	—	—	262,331
Swap agreements	(847,054)	—	12,453,382	541,422	—	12,147,750
Futures contracts	242,933	—	43,304,355	—	—	43,547,288
Forward foreign currency contracts	—	293,219	—	—	—	293,219
Total	$(446,745)	$325,578	$46,411,451	$541,422	$—	$46,831,706

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(151,838)	$—	$(62,725)	$—	$—	$(214,563)
Written options and swaptions	189,378	(2,505)	—	—	—	186,873
Swap agreements	68,634	—	1,081,642	(33,847)	—	1,116,429
Futures contracts	(14,002)	—	3,212,046	—	—	3,198,044
Forward foreign currency contracts	—	(2,714,946)	—	—	—	(2,714,946)
Total	$92,172	$(2,717,451)	$4,230,963	$(33,847)	$—	$1,571,837

(A)	Included within Net realized gain (loss) on transactions from Investments within the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments within the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold	Cross Currency
$ 13,897	$ 3,548,820	$ (20,021)	$ (476,084)	$ 66,332,891	39,958,942	(70,396,154)	$ 7,185,449	$ 25,532,906	$ 45,787

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$19,430	$(19,430)	$—	$—	$26,337	$(19,430)	$—	$6,907
BNP Paribas	7,611	(7,611)	—	—	204,322	(7,611)	—	196,711
Citibank N.A.	853,794	(142,018)	(480,000)	231,776	142,018	(142,018)	—	—
Credit Suisse Securities (USA) LLC	19,736	(19,736)	—	—	24,439	(19,736)	—	4,703
Goldman Sachs Bank	290,464	(290,464)	—	—	644,620	(290,464)	(264,983)	89,173
Goldman Sachs International	5,146	—	—	5,146	—	—	—	—
HSBC Bank USA	6,965	(6,965)	—	—	99,468	(6,965)	(92,503)	—
JPMorgan Chase Bank, N.A.	432	(432)	—	—	63,945	(432)	—	63,513
Merrill Lynch International	102,047	—	—	102,047	—	—	—	—
Other Derivatives (C)	9,145,883	—	—	9,145,883	350,586	—	—	350,586

Total	$10,451,508	$(486,656)	$(480,000)	$9,484,852	$1,555,735	$(486,656)	$(357,486)	$711,593

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.82%
Over $250 million up to $750 million	0.81%
Over $750 million up to $1.5 billion	0.79%
Over $1.5 billion	0.76%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.95%	May 1, 2018
Service Class	1.20%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.95%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 501,868	$ 211,017	$ 1,045

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	96.94%	96.94%
Service Class	1	90.62%	90.62%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 35,869,863	$ 119,885,554	$ 37,314,635	$ 56,934,726

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle loss deferrals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss and CCP clearing fees. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 8,274,310	$ (8,274,310)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 519,731,912	$ 1,079,881	$ (2,139,691)	$ (1,059,810)

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 14,450,431	$ —	$ —	$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 32,421,682	$ 20,245,238	$ —	$ —	$ (2,894)	$ (1,044,363)

11. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

12. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Tactical – Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Tactical – Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica PIMCO Tactical – Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Tactical – Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

(unaudited)

MARKET ENVIRONMENT

The first quarter of 2017 was marked by surging optimism among U.S. businesses and consumers, along with solid fundamentals, that helped bolster risk appetites. Volatility remained relatively low; equities rallied; and credit spreads tightened. U.S. yields were generally range-bound, and inflation expectations were fairly stable despite fluctuations in oil prices related to building inventories in the U.S. and concerns over Organization of Petroleum Exporting Countries adherence to its production cut agreement.

Moving into the second quarter, geopolitical surprises continued to dominate headlines. Macron’s election victory in France helped to bolster risk appetite, while controversies surrounding the U.S. and Brazilian administrations added to uncertainty in markets. The U.S. yield curve continued to flatten in the quarter, as short-term rates rose while rates along much of the rest of the curve fell. In addition, concerns about the Trump administration’s ability to enact inflationary fiscal policies caused inflation expectations to pull back, resulting in Treasury inflation-protected securities underperforming like-duration nominal Treasuries.

In the third quarter, geopolitical uncertainties, including escalating tensions between the U.S. and North Korea and political turmoil within the Trump administration weighed on yields early in the quarter, though risk assets were generally resilient. Meanwhile, developed market central banks shifted towards a reduction in accommodation that pushed yields higher toward the end of the quarter: The Fed detailed plans to unwind its balance sheet; the Bank of England and European Central Bank (“ECB”) suggested less stimulus on the horizon; and the Bank of Canada raised rates twice after a seven-year gap.

During the fourth quarter, between the ECB announcing that it would taper its monthly asset purchases in January and the Fed beginning its balance sheet reduction program and raising interest rates by 25 basis points, less accommodative global monetary policy continued to dominate the headlines. Furthermore, optimism in the U.S. continued to surge as major tax reform was passed just before the year end, and solid economic fundamentals proceeded to push markets to all-time highs.

PERFORMANCE

For the year ended December 31, 2017, Transamerica PIMCO Total Return VP, Initial Class returned 4.89%. By comparison, its benchmark, the Bloomberg Barclays US Aggregate Bond Index, returned 3.54%.

STRATEGY REVIEW

U.S. interest rate strategies, including duration and curve positioning, contributed to performance. Select exposure to European duration, particularly in France, detracted from performance; however, this was partially offset by tactical exposure to German interest rates. Within currencies, tactical positions in the euro and yen added to performance while a long dollar bias versus a basket of Asian emerging markets currencies detracted. Continued select exposure to agency and non-agency mortgages contributed to returns. An allocation to high-yield corporate credit also aided performance, while an underweight in investment grade industrials and utilities detracted, as spreads broadly narrowed.

Derivatives, which are instrumental in attaining specific exposures targeted to gain from anticipated market developments, were used in the Portfolio. The Portfolio’s duration positioning, which was positive for returns, was partly facilitated through the use of interest rate swaps, futures and options. The Portfolio’s overall corporate exposure, which was net negative for performance, was partially obtained via the use of credit default swaps. Euro, real, and yen currency exposure, as well as a tactical short to a basket of emerging market currencies relative to the U.S. dollar, was partially implemented through the use of currency forwards. Overall, derivatives detracted from performance.

Scott A. Mather

Mark R. Kiesel

Mihir P. Worah

Co-Portfolio Managers

Pacific Investment Management Company LLC

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	4.97
Duration †	3.93

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	64.0%
AAA	23.2
AA	12.5
A	7.5
BBB	14.0
BB	7.4
B	2.5
CCC and Below	7.3
Not Rated	5.8
Net Other Assets (Liabilities) ^	(44.2)
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	4.89%	2.04%	4.34%	05/01/2002
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	4.01%
Service Class	4.64%	1.80%	4.08%	05/01/2003

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,016.00	$3.51	$1,021.70	$3.52	0.69%
Service Class	1,000.00	1,015.20	4.77	1,020.50	4.79	0.94

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES - 13.0%
ABFC Trust Series 2004-OPT4, Class A1, 1-Month LIBOR + 0.62%, 2.17% (A), 04/25/2034	$ 375,528	$ 376,186
ACE Securities Corp. Home Equity Loan Trust Series 2006-HE1, Class A1A, 1-Month LIBOR + 0.20%, 1.75% (A), 02/25/2036	207,448	207,456
Adams Mill CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.10%, 2.46% (A), 07/15/2026 (B)	4,400,000	4,408,888
AmeriCredit Automobile Receivables Trust Series 2017-1, Class A2B, 1-Month LIBOR + 0.30%, 1.79% (A), 05/18/2020	4,612,447	4,614,091
Ameriquest Mortgage Securities Trust Series 2006-R1, Class M1, 1-Month LIBOR + 0.39%, 1.94% (A), 03/25/2036	200,000	197,935
Amortizing Residential Collateral Trust Series 2002-BC4, Class A, 1-Month LIBOR + 0.58%, 2.13% (A), 07/25/2032	5,921	5,667
Apidos CLO XVI Series 2013-16A, Class A1R, 3-Month LIBOR + 0.98%, 2.34% (A), 01/19/2025 (B)	5,000,000	5,018,710
Argent Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-W4, Class A2D, 1-Month LIBOR + 0.38%, 1.93% (A), 02/25/2036	3,099,629	2,421,562
Bayview Opportunity Master Fund IIIa Trust Series 2017-RN8, Class A1, 3.35% (A), 11/28/2032 (B)	5,584,396	5,573,850
Bayview Opportunity Master Fund IIIb Trust Series 2017-RN6, Class A1, 3.10% (A), 08/28/2032 (B)	717,672	717,648
Bear Stearns Asset-Backed Securities I Trust
Series 2005-AQ1, Class M2,
1-Month LIBOR + 0.65%, 2.20% (A), 03/25/2035	942,934	950,731
Series 2005-HE6, Class M2,
1-Month LIBOR + 1.01%, 2.56% (A), 06/25/2035	305,620	309,255
Series 2006-HE10, Class 21A3,
1-Month LIBOR + 0.24%, 1.79% (A), 12/25/2036	13,696,214	10,304,807
Series 2007-HE3, Class 1A2,
1-Month LIBOR + 0.20%, 1.75% (A), 04/25/2037	1,330,289	1,612,609
Bear Stearns Asset-Backed Securities Trust
Series 2002-2, Class A1,
1-Month LIBOR + 0.66%, 2.21% (A), 10/25/2032	9,593	9,641

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Bear Stearns Asset-Backed Securities Trust (continued)
Series 2006-SD3, Class 21A1,
3.40% (A), 07/25/2036	$ 101,876	$ 102,155
Benefit Street Partners CLO VII, Ltd. Series 2015-VIIA, Class A1AR, 3-Month LIBOR + 0.78%, 2.14% (A), 07/18/2027 (B)	4,500,000	4,497,916
BlueMountain CLO, Ltd. Series 2013-3A, Class AR, 3-Month LIBOR + 0.89%, 2.27% (A), 10/29/2025 (B)	7,000,000	7,002,961
BNC Mortgage Loan Trust Series 2007-3, Class A3, 1-Month LIBOR + 0.13%, 1.68% (A), 07/25/2037	721,028	719,298
Cent CLO 19, Ltd. Series 2013-19A, Class A1A, 3-Month LIBOR + 1.33%, 2.71% (A), 10/29/2025 (B)	6,500,000	6,501,163
Cent CLO 21, Ltd. Series 2014-21A, Class A1BR, 3-Month LIBOR + 1.21%, 2.58% (A), 07/27/2026 (B)	7,000,000	7,016,513
Chase Issuance Trust Series 2017-A1, Class A, 1-Month LIBOR + 0.30%, 1.78% (A), 01/18/2022	7,000,000	7,024,915
CIFC Funding, Ltd. Series 2015-2A, Class AR, 3-Month LIBOR + 0.78%, 2.42% (A), 04/15/2027 (B) (C)	8,500,000	8,500,000
CIT Mortgage Loan Trust Series 2007-1, Class 1A, 1-Month LIBOR + 1.35%, 2.90% (A), 10/25/2037 (B)	5,975,442	6,004,982
Citigroup Mortgage Loan Trust
Series 2007-AMC1, Class A1,
1-Month LIBOR + 0.16%, 1.71% (A), 12/25/2036 (B)	9,875,723	6,493,438
Series 2007-AMC4, Class A2C,
1-Month LIBOR + 0.17%, 1.72% (A), 05/25/2037	1,170,744	1,160,802
Series 2007-FS1, Class 1A1,
4.59% (A), 10/25/2037 (B)	4,058,968	4,235,325
Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificate Series 2004-OPT1, Class M3, 1-Month LIBOR + 0.95%, 2.50% (A), 10/25/2034	4,631,000	4,624,396
Countrywide Asset-Backed Certificates
Series 2003-3, Class M1,
1-Month LIBOR + 1.05%, 2.60% (A), 08/25/2033	778,243	703,548
Series 2004-9, Class MV4,
1-Month LIBOR + 1.58%, 3.13% (A), 11/25/2034	2,500,000	2,165,717
Series 2006-20, Class 1A,
1-Month LIBOR + 0.14%, 1.69% (A), 04/25/2047	4,838,478	4,687,061

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Countrywide Asset-Backed Certificates (continued)
Series 2006-24, Class 1A,
1-Month LIBOR + 0.14%, 1.69% (A), 06/25/2047	$ 11,895,742	$ 9,433,258
Series 2006-24, Class 2A3,
1-Month LIBOR + 0.15%, 1.70% (A), 06/25/2047	4,456,398	4,195,552
Series 2006-26, Class 1A,
1-Month LIBOR + 0.14%, 1.69% (A), 06/25/2037	4,198,551	3,802,099
Series 2007-2, Class 2A3,
1-Month LIBOR + 0.14%, 1.69% (A), 08/25/2037	6,450,253	6,228,971
Series 2007-9, Class 1A,
1-Month LIBOR + 0.20%, 1.75% (A), 06/25/2047	8,579,849	7,167,712
CSMC Trust Series 2017-1A, Class A, 4.50%, 03/25/2021	5,008,542	5,048,634
CWABS Asset-Backed Certificates Trust Series 2004-13, Class MV4, 1-Month LIBOR + 1.28%, 2.83% (A), 04/25/2035	946,027	951,975
CWABS, Inc. Asset-Backed Certificates Trust Series 2003-BC1, Class A1, 1-Month LIBOR + 0.80%, 2.35% (A), 03/25/2033	27,362	26,964
Dryden XXV Senior Loan Fund Series 2012-25A, Class ARR, 3-Month LIBOR + 0.90%, 2.26% (A), 10/15/2027 (B)	7,100,000	7,096,422
Emerson Park CLO, Ltd. Series 2013-1A, Class A1AR, 3-Month LIBOR + 0.98%, 2.34% (A), 07/15/2025 (B)	4,373,275	4,376,284
Ford Credit Floorplan Master Owner Trust Series 2015-4, Class A2, 1-Month LIBOR + 0.60%, 2.08% (A), 08/15/2020	5,500,000	5,514,784
Golden Credit Card Trust Series 2017-1A, Class A, 1-Month LIBOR + 0.40%, 1.88% (A), 02/15/2021 (B)	7,000,000	7,019,562
GSAMP Trust
Series 2005-HE1, Class M2,
1-Month LIBOR + 1.32%, 2.87% (A), 12/25/2034	3,714,467	2,741,664
Series 2007-HS1, Class A1,
1-Month LIBOR + 0.85%, 2.40% (A), 02/25/2047	2,640,785	2,619,180
Halcyon Loan Advisors Funding, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.10%, 2.46% (A), 10/22/2025 (B)	7,500,000	7,518,262
Home Equity Asset Trust
Series 2002-1, Class A4,
1-Month LIBOR + 0.60%, 2.15% (A), 11/25/2032	1,283	1,166

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Home Equity Asset Trust (continued)
Series 2004-4, Class M1,
1-Month LIBOR + 0.78%, 2.33% (A), 10/25/2034	$ 4,905,016	$ 4,866,845
Hyundai Auto Lease Securitization Trust Series 2017-B, Class A2A, 1.69%, 12/16/2019 (B)	7,000,000	6,984,604
JMP Credit Advisors CLO III, Ltd. Series 2014-1A, Class AR, 3-Month LIBOR + 1.24%, 2.59% (A), 10/17/2025 (B)	7,000,000	7,024,045
KVK CLO, Ltd. Series 2013-1A, Class AR, 3-Month LIBOR + 0.90%, 2.26% (A), 01/15/2028 (B) (C)	7,000,000	7,000,000
Lockwood Grove CLO, Ltd. Series 2014-1A, Class A1R, 3-Month LIBOR + 1.47%, 2.84% (A), 04/25/2025 (B)	8,600,000	8,617,974
Malin CLO BV Series 2007-1A, Class VFNE, 3-Month EURIBOR + 0.27%, 0.00% (A), 05/07/2023 (B)	EUR 1,704,335	2,041,244
Master Asset-Backed Securities Trust Series 2007-HE2, Class A1, 1-Month LIBOR + 1.15%, 2.70% (A), 08/25/2037	$ 3,768,183	2,990,941
Morgan Stanley ABS Capital I, Inc. Trust
Series 2004-HE9, Class M2,
1-Month LIBOR + 0.93%, 2.48% (A), 11/25/2034	1,986,984	1,989,206
Series 2005-WMC6, Class M3,
1-Month LIBOR + 0.77%, 2.32% (A), 07/25/2035	4,949,775	4,971,379
Series 2007-HE5, Class A2C,
1-Month LIBOR + 0.25%, 1.80% (A), 03/25/2037	3,056,161	1,628,973
Mountain Hawk III CLO, Ltd. Series 2014-3A, Class AR, 3-Month LIBOR + 1.20%, 2.55% (A), 04/18/2025 (B)	5,600,000	5,606,255
Navient Student Loan Trust Series 2017-3A, Class A1, 1-Month LIBOR + 0.30%, 1.85% (A), 07/26/2066 (B)	6,195,729	6,199,485
New Century Home Equity Loan Trust Series 2005-C, Class A2C, 1-Month LIBOR + 0.25%, 1.80% (A), 12/25/2035	743,744	742,816
OCP CLO, Ltd. Series 2015-9A, Class A1R, 3-Month LIBOR + 0.80%, 2.16% (A), 07/15/2027 (B)	7,000,000	7,002,478
Option One Mortgage Loan Trust Series 2007-5, Class 1A1, 1-Month LIBOR + 0.22%, 1.77% (A), 05/25/2037	9,260,064	6,745,978

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
ASSET-BACKED SECURITIES (continued)
OZLM Funding V, Ltd. Series 2013-5A, Class A1R, 3-Month LIBOR + 1.13%, 2.48% (A), 01/17/2026 (B)	$ 7,000,000	$ 7,001,211
Palmer Square CLO, Ltd. Series 2013-1A, Class A1R, 3-Month LIBOR + 0.97%, 2.39% (A), 05/15/2025 (B)	3,578,835	3,583,241
RAAC Trust Series 2007-SP1, Class M2, 1-Month LIBOR + 1.00%, 2.55% (A), 03/25/2037	5,212,000	4,918,073
RASC Trust
Series 2005-KS11, Class M2,
1-Month LIBOR + 0.42%, 1.97% (A), 12/25/2035	7,100,000	7,046,425
Series 2006-EMX1, Class M1,
1-Month LIBOR + 0.41%, 1.96% (A), 01/25/2036	2,688,718	2,664,522
Series 2006-KS9, Class AI3,
1-Month LIBOR + 0.16%, 1.71% (A), 11/25/2036	1,935,694	1,828,249
Series 2007-KS3, Class AI4,
1-Month LIBOR + 0.34%, 1.89% (A), 04/25/2037	4,100,000	3,454,516
SLM Student Loan Trust
Series 2003-11, Class A6,
3-Month LIBOR + 0.55%, 2.14% (A), 12/15/2025 (B)	8,313,857	8,349,257
Series 2005-3, Class A5,
3-Month LIBOR + 0.09%, 1.46% (A), 10/25/2024	5,230,993	5,226,029
Series 2007-3, Class A3,
3-Month LIBOR + 0.04%, 1.41% (A), 04/25/2019	1,753,304	1,748,651
Sound Point CLO III, Ltd. Series 2013-2A, Class A1R, 3-Month LIBOR + 0.99%, 2.35% (A), 07/15/2025 (B)	4,525,503	4,527,571
Soundview Home Loan Trust
Series 2005-3, Class M3,
1-Month LIBOR + 0.83%, 2.38% (A), 06/25/2035	218,057	215,437
Series 2006-OPT2, Class A3,
1-Month LIBOR + 0.18%, 1.73% (A), 05/25/2036	3,409,016	3,391,752
Series 2007-OPT2, Class 1A1,
1-Month LIBOR + 0.17%, 1.72% (A), 07/25/2037	6,484,309	5,667,466
Series 2007-OPT3, Class 1A1,
1-Month LIBOR + 0.17%, 1.72% (A), 08/25/2037	9,544,565	8,488,625
Series 2007-WMC1, Class 3A1,
1-Month LIBOR + 0.11%, 1.66% (A), 02/25/2037	1,296,052	493,832
SpringCastle America Funding LLC
Series 2016-AA, Class A,
3.05%, 04/25/2029 (B) (C)	4,656,965	4,685,846

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Structured Asset Investment Loan Trust
Series 2004-11, Class A4,
1-Month LIBOR + 0.90%, 2.45% (A), 01/25/2035	$ 749,254	$ 750,232
Series 2005-9, Class M1,
1-Month LIBOR + 0.42%, 1.97% (A), 11/25/2035	6,000,000	5,523,067
U.S. Small Business Administration
Series 2003-20I, Class 1,
5.13%, 09/01/2023	42,557	44,846
Series 2004-20C, Class 1,
4.34%, 03/01/2024	328,984	337,981
Series 2008-20L, Class 1,
6.22%, 12/01/2028	843,114	925,171
Venture XX CLO, Ltd. Series 2015-20A, Class AR, 3-Month LIBOR + 0.82%, 2.18% (A), 04/16/2027 (B) (C)	5,700,000	5,700,000
Vibrant CLO II, Ltd. Series 2013-2A, Class A1BR, 3-Month LIBOR + 0.90%, 2.26% (A), 07/24/2024 (B)	8,137,178	8,139,652
VOLT LVII LLC Series 2017-NPL4, Class A1, 3.38% (A), 04/25/2047 (B)	1,655,920	1,662,460
Voya CLO, Ltd. Series 2014-3A, Class A1R, 3-Month LIBOR + 0.72%, 2.24% (A), 07/25/2026 (B) (C)	8,500,000	8,495,750
Wachovia Mortgage Loan Trust Series 2005-WMC1, Class M2, 1-Month LIBOR + 0.69%, 2.24% (A), 10/25/2035	1,651,000	1,376,415
WaMu Asset-Backed Certificates Trust Series 2007-HE2, Class 2A3, 1-Month LIBOR + 0.25%, 1.80% (A), 04/25/2037	4,624,008	2,593,024

Total Asset-Backed Securities (Cost $351,197,355)		365,163,239

CERTIFICATES OF DEPOSIT - 1.5%
Banks - 1.5%
Barclays Bank PLC
3-Month LIBOR + 0.47%, 1.89% (A), 05/17/2018	8,500,000	8,500,000
1.94% (D), 09/04/2018	33,700,000	33,700,000

Total Certificates of Deposit (Cost $42,200,000)		42,200,000

CORPORATE DEBT SECURITIES - 35.9%
Airlines - 0.2%
Latam Airlines Pass-Through Trust 4.20%, 08/15/2029	5,209,345	5,254,927

Banks - 18.7%
Banco do Brasil SA 3.75%, 07/25/2018, MTN (B)	EUR 2,300,000	2,811,342

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Banco Espirito Santo SA
2.63%, 05/08/2017, MTN (C) (E) (F) (G)	EUR 1,600,000	$ 575,928
4.00%, 01/21/2019, MTN (C) (G) (H)	800,000	287,964
Bank of America Corp.
3-Month LIBOR + 1.00%, 2.36% (A), 04/24/2023	$ 8,500,000	8,636,687
Fixed until 12/20/2022, 3.00% (A), 12/20/2023 (B) (C)	16,197,000	16,238,585
4.10%, 07/24/2023	4,100,000	4,354,005
5.65%, 05/01/2018, MTN	2,400,000	2,428,640
6.88%, 04/25/2018, MTN	6,400,000	6,497,774
Bank of Tokyo-Mitsubishi UFJ, Ltd. 3-Month LIBOR + 1.02%, 2.59% (A), 09/14/2018 (B)	12,900,000	12,970,965
Barclays Bank PLC
7.63%, 11/21/2022	3,100,000	3,510,750
10.18%, 06/12/2021 (B)	5,520,000	6,727,405
Barclays PLC
3-Month LIBOR + 1.63%, 2.98% (A), 01/10/2023	5,200,000	5,342,451
3-Month LIBOR + 2.11%, 3.52% (A), 08/10/2021	5,200,000	5,440,793
Fixed until 12/15/2018, 8.25% (A), 12/15/2018 (I)	1,100,000	1,153,075
CIT Group, Inc. 5.38%, 05/15/2020	900,000	950,625
5.50%, 02/15/2019 (B)	2,138,000	2,196,795
Citigroup, Inc. 2.05%, 06/07/2019	500,000	498,549
3-Month LIBOR + 0.88%, 2.26% (A), 07/30/2018	6,100,000	6,122,280
2.70%, 10/27/2022	6,800,000	6,727,351
2.75%, 04/25/2022	8,400,000	8,383,003
2.90%, 12/08/2021	3,700,000	3,724,349
3-Month LIBOR + 1.43%, 2.91% (A), 09/01/2023	4,300,000	4,426,088
3-Month LIBOR + 1.38%, 3.07% (A), 03/30/2021	1,100,000	1,126,002
Fixed until 04/30/2018, 8.40% (A), 04/30/2018 (I)	5,300,000	5,366,250
Cooperatieve Rabobank UA
4.38%, 08/04/2025	7,400,000	7,811,479
Fixed until 06/30/2019, 11.00% (A), 06/30/2019 (B) (I)	1,800,000	2,011,500
DEPFA Deutsche Pfandbriefbank AG
4.50%, 01/15/2018	EUR 6,000,000	7,210,427
HSBC Holdings PLC
3-Month LIBOR + 1.50%, 2.84% (A), 01/05/2022	$ 2,900,000	2,998,187
ING Bank NV
2.63%, 12/05/2022 (B)	3,600,000	3,602,221
JPMorgan Chase & Co.
3-Month LIBOR + 0.51%, 1.99% (A), 03/01/2018, MTN	6,000,000	6,002,027
2.40%, 06/07/2021	7,500,000	7,459,736
2.55%, 10/29/2020 - 03/01/2021	8,000,000	8,006,160
2.75%, 06/23/2020	10,000,000	10,087,319
3.90%, 07/15/2025	7,100,000	7,443,236
6.30%, 04/23/2019	3,000,000	3,158,391

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
KBC Bank NV Fixed until 01/25/2018, 8.00% (A), 01/25/2023 (G)	$ 2,400,000	$ 2,411,328
Lloyds Bank PLC Fixed until 12/16/2024, 12.00% (A), 12/16/2024 (B) (I)	22,200,000	29,781,500
Lloyds Banking Group PLC Fixed until 06/27/2023, 7.63% (A), 06/27/2023 (G) (I)	GBP 2,500,000	3,883,878
National Australia Bank, Ltd.
2.25%, 03/16/2021 (B)	$ 6,000,000	5,950,140
Nykredit Realkredit A/S
1.00%, 04/01/2018, MTN	DKK 372,900,000	60,275,694
1.00%, 04/01/2018 (G)	40,000,000	6,465,615
1.00%, 07/01/2018 - 10/01/2018, MTN (G)	135,900,000	22,080,229
1.00%, 07/01/2018	47,000,000	7,625,049
2.00%, 04/01/2018 (G)	99,400,000	16,109,650
2.00%, 10/01/2018	55,000,000	9,025,134
Realkredit Danmark A/S
1.00%, 01/01/2018 - 04/01/2018, MTN	707,600,000	114,356,658
2.00%, 01/01/2018 - 04/01/2018	184,900,000	29,886,494
Royal Bank of Canada
2.30%, 03/22/2021	$ 6,000,000	5,964,414
Royal Bank of Scotland Group PLC
3.88%, 09/12/2023	6,500,000	6,610,128
Sumitomo Mitsui Financial Group, Inc. 3-Month LIBOR + 1.68%, 3.22% (A), 03/09/2021	6,000,000	6,204,838
Toronto-Dominion Bank 2.50%, 01/18/2023 (B)	9,800,000	9,775,497
Wells Fargo & Co. 2.10%, 07/26/2021	4,000,000	3,933,026
2.50%, 03/04/2021	2,500,000	2,498,856
3-Month LIBOR + 1.23%, 2.61% (A), 10/31/2023	2,000,000	2,053,177

		527,179,644

Beverages - 0.0% (J)
Constellation Brands, Inc. 4.25%, 05/01/2023	700,000	740,502

Biotechnology - 0.1%
AbbVie, Inc. 2.30%, 05/14/2021	2,500,000	2,481,733

Capital Markets - 5.1%
Blackstone CQP Holdco, LP
6.00%, 08/18/2021 (B) (C)	5,900,000	5,914,750
6.50%, 03/20/2021 (B) (C)	9,700,000	9,845,500
Credit Suisse Group Funding Guernsey, Ltd.
3.45%, 04/16/2021	3,700,000	3,786,398
3-Month LIBOR + 2.29%, 3.64% (A), 04/16/2021	5,300,000	5,568,283
3.75%, 03/26/2025	6,825,000	6,964,145
3.80%, 06/09/2023	5,600,000	5,775,248

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Deutsche Bank AG
2.70%, 07/13/2020	$ 7,000,000	$ 6,965,717
3.30%, 11/16/2022 (K)	4,500,000	4,477,064
3.38%, 05/12/2021, MTN	6,400,000	6,459,033
4.25%, 10/14/2021	4,100,000	4,265,497
Goldman Sachs Group, Inc.
3-Month LIBOR + 0.45%, 2.16% (A), 10/31/2022	4,900,000	4,906,366
3-Month LIBOR + 1.10%, 2.52% (A), 11/15/2018, MTN	4,800,000	4,829,701
3.75%, 05/22/2025	13,700,000	14,114,442
5.95%, 01/18/2018	3,050,000	3,054,810
Morgan Stanley
3-Month LIBOR + 1.18%, 2.54% (A), 01/20/2022	2,700,000	2,744,665
6.63%, 04/01/2018, MTN	13,900,000	14,052,282
Piper Jaffray Cos.
5.06%, 10/09/2018 (B) (C)	2,000,000	2,029,293
UBS AG
3-Month LIBOR + 0.32%, 1.84% (A), 12/07/2018 (B)	5,500,000	5,504,999
3-Month LIBOR + 0.58%, 2.10% (A), 06/08/2020 (B)	9,200,000	9,240,130
3-Month LIBOR + 0.85%, 2.33% (A), 06/01/2020	500,000	506,091
2.45%, 12/01/2020 (B)	4,300,000	4,287,040
Fixed until 05/22/2018, 4.75% (A), 05/22/2023, MTN (G)	7,900,000	7,954,178
UBS Group Funding Switzerland AG
3.00%, 04/15/2021 (B)	11,000,000	11,077,217

		144,322,849

Construction & Engineering - 0.1%
Odebrecht Offshore Drilling Finance, Ltd.
PIK Rate 7.72%, Cash Rate 6.72%, 12/01/2026 (B) (L)	3,028,141	710,099
6.72%, 12/01/2022 (B)	1,102,999	1,064,394
Odebrecht Oil & Gas Finance, Ltd.
Zero Coupon, 02/19/2018 (B) (I)	500,928	9,922

		1,784,415

Consumer Finance - 2.7%
Ally Financial, Inc. 8.00%, 03/15/2020	9,140,000	10,076,850
American Honda Finance Corp.
3-Month LIBOR + 0.35%, 1.74% (A), 11/05/2021, MTN	6,400,000	6,404,704
Capital One Financial Corp.
3-Month LIBOR + 0.45%, 1.83% (A), 10/30/2020	7,000,000	6,997,796
2.40%, 10/30/2020 (K)	6,900,000	6,857,649
Daimler Finance North America LLC
1.88%, 01/11/2018 (B)	1,300,000	1,299,953
2.00%, 08/03/2018 (B)	6,600,000	6,600,769
Discover Financial Services
Fixed until 10/30/2027, 5.50% (A), 10/30/2027 (I)	7,000,000	7,210,000
Ford Motor Credit Co. LLC
2.55%, 10/05/2018	7,200,000	7,220,915

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Consumer Finance (continued)
Ford Motor Credit Co. LLC (continued)
2.94%, 01/08/2019, MTN	$ 6,600,000	$ 6,641,209
3.20%, 01/15/2021	6,500,000	6,590,980
General Motors Financial Co., Inc. 3-Month LIBOR + 0.93%, 2.29% (A), 04/13/2020	8,400,000	8,484,023
OneMain Financial Holdings LLC
6.75%, 12/15/2019 (B)	1,100,000	1,136,520
7.25%, 12/15/2021 (B)	700,000	727,440

		76,248,808

Diversified Financial Services - 2.3%
Bear Stearns Cos. LLC 7.25%, 02/01/2018	1,500,000	1,505,997
BRFkredit A/S
1.00%, 01/01/2018, MTN (G)	DKK 96,900,000	15,608,948
1.00%, 10/01/2018, MTN	46,600,000	7,586,727
4.00%, 01/01/2018	8,300,000	1,337,318
Jefferies Finance LLC / JFIN Co-Issuer Corp. 7.38%, 04/01/2020 (B)	$ 200,000	205,750
LeasePlan Corp. NV 2.88%, 01/22/2019 (B)	6,400,000	6,404,335
Nordea Kredit Realkreditaktieselskab
1.00%, 04/01/2018 - 10/01/2018, MTN	DKK 86,300,000	14,013,575
2.00%, 01/01/2018	18,300,000	2,948,062
Tayarra, Ltd. 3.63%, 02/15/2022	$ 5,052,111	5,184,559
Washington Prime Group, LP 5.95%, 08/15/2024	8,700,000	8,890,867

		63,686,138

Diversified Telecommunication Services - 0.8%
AT&T, Inc.
3-Month LIBOR + 0.65%, 2.01% (A), 01/15/2020	5,400,000	5,432,188
3-Month LIBOR + 0.95%, 2.31% (A), 07/15/2021	7,000,000	7,095,926
Verizon Communications, Inc.
3-Month LIBOR + 0.55%, 2.00% (A), 05/22/2020	7,000,000	7,040,700
2.95%, 03/15/2022	2,898,000	2,915,652
3.38%, 02/15/2025 (B)	1,020,000	1,023,852

		23,508,318

Electric Utilities - 0.4%
FirstEnergy Corp. 3.90%, 07/15/2027	3,100,000	3,176,402
Florida Power & Light Co. 3.70%, 12/01/2047	3,000,000	3,126,929
Jersey Central Power & Light Co. 4.70%, 04/01/2024 (B)	4,700,000	5,089,153

		11,392,484

Energy Equipment & Services - 0.2%
Energy Transfer, LP / Regency Energy Finance Corp. 4.50%, 11/01/2023	5,500,000	5,686,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Equity Real Estate Investment Trusts - 1.3%
Alexandria Real Estate Equities, Inc. 4.30%, 01/15/2026	$ 4,100,000	$ 4,295,883
AvalonBay Communities, Inc. 3.45%, 06/01/2025, MTN	5,500,000	5,636,586
CBL & Associates, LP 5.95%, 12/15/2026 (K)	7,100,000	6,604,969
Crown Castle International Corp. 5.25%, 01/15/2023	4,000,000	4,379,782
Digital Realty Trust, LP 3.70%, 08/15/2027	6,700,000	6,748,758
HCP, Inc. 4.00%, 12/01/2022	3,000,000	3,141,257
Hospitality Properties Trust 4.25%, 02/15/2021	1,900,000	1,964,978
WEA Finance LLC / Westfield UK & Europe Finance PLC 3.25%, 10/05/2020 (B)	4,200,000	4,273,547

		37,045,760

Food & Staples Retailing - 0.3%
CVS Health Corp. 2.80%, 07/20/2020	8,100,000	8,133,741

Food Products - 0.3%
Tyson Foods, Inc.
3-Month LIBOR + 0.45%, 1.89% (A), 08/21/2020	8,800,000	8,820,457

Health Care Equipment & Supplies - 0.4%
Becton Dickinson and Co. 2.13%, 06/06/2019	7,000,000	6,984,274
Boston Scientific Corp. 6.00%, 01/15/2020	2,800,000	2,988,696

		9,972,970

Hotels, Restaurants & Leisure - 0.2%
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, 03/01/2025 (B)	6,200,000	6,386,000

Insurance - 0.1%
American International Group, Inc. 3.75%, 07/10/2025	2,200,000	2,268,252

Internet & Direct Marketing Retail - 0.1%
Amazon.com, Inc. 4.25%, 08/22/2057 (B)	3,000,000	3,272,683

IT Services - 0.2%
DXC Technology Co.
3-Month LIBOR + 0.95%, 2.43% (A), 03/01/2021	6,800,000	6,816,641

Oil, Gas & Consumable Fuels - 0.4%
Enbridge, Inc.
3-Month LIBOR + 0.70%, 2.29% (A), 06/15/2020	5,300,000	5,349,229
Kinder Morgan Energy Partners, LP 5.95%, 02/15/2018	1,000,000	1,004,650
Petrobras Global Finance BV 6.00%, 01/27/2028 (B)	3,736,000	3,745,340

		10,099,219

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.4%
Allergan Funding SCS 3.45%, 03/15/2022	$ 300,000	$ 304,816
Baxalta, Inc. 2.88%, 06/23/2020	8,250,000	8,303,287
Forest Laboratories LLC 5.00%, 12/15/2021 (B)	1,200,000	1,283,372
Shire Acquisitions Investments Ireland DAC 2.40%, 09/23/2021	900,000	885,835
Valeant Pharmaceuticals International, Inc. 5.38%, 03/15/2020 (B)	1,558,000	1,559,947

		12,337,257

Semiconductors & Semiconductor Equipment - 0.2%
Broadcom Corp. / Broadcom Cayman Finance, Ltd. 3.63%, 01/15/2024 (B)	5,000,000	4,971,924

Software - 0.1%
Oracle Corp. 2.40%, 09/15/2023	3,700,000	3,653,728

Specialty Retail - 0.0% (J)
AutoNation, Inc. 6.75%, 04/15/2018	700,000	708,707

Technology Hardware, Storage & Peripherals - 0.4%
Dell International LLC / EMC Corp.
3.48%, 06/01/2019 (B)	3,200,000	3,240,088
5.45%, 06/15/2023 (B)	6,500,000	7,024,154

		10,264,242

Tobacco - 0.3%
BAT Capital Corp. 3.56%, 08/15/2027 (B)	4,300,000	4,305,577
Imperial Brands Finance PLC 2.05%, 07/20/2018 (B)	2,900,000	2,897,385
Reynolds American, Inc. 2.30%, 06/12/2018	2,100,000	2,102,463

		9,305,425

Trading Companies & Distributors - 0.5%
International Lease Finance Corp. 7.13%, 09/01/2018 (B)	13,200,000	13,620,663

Wireless Telecommunication Services - 0.1%
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC 3.36%, 03/20/2023 (B)	3,656,250	3,679,102

Total Corporate Debt Securities (Cost $972,892,805)		1,013,643,267

FOREIGN GOVERNMENT OBLIGATIONS - 5.6%
Brazil - 4.4%
Brazil Letras do Tesouro Nacional Zero Coupon, 04/01/2018 - 10/01/2018	BRL 426,116,000	122,955,310

Japan - 0.6%
Japan Bank for International Cooperation 2.88%, 07/21/2027	$ 8,500,000	8,553,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Japan (continued)
Japan Finance Organization for Municipalities 2.63%, 04/20/2022 (B)	$ 8,400,000	$ 8,351,366

		16,904,766

Kuwait - 0.2%
Kuwait International Government Bond 2.75%, 03/20/2022 (B)	6,900,000	6,875,160

Sweden - 0.4%
Sweden Government International Bond
0.88%, 01/31/2018, MTN (G)	EUR 9,000,000	10,810,976

Total Foreign Government Obligations (Cost $161,639,772)		157,546,212

MORTGAGE-BACKED SECURITIES - 8.0%
Adjustable Rate Mortgage Trust
Series 2005-10, Class 1A21,
3.66% (A), 01/25/2036	$ 156,286	147,773
Series 2005-4, Class 1A1,
2.98% (A), 08/25/2035	119,317	94,873
Series 2005-5, Class 2A1,
3.62% (A), 09/25/2035	128,790	119,474
Alternative Loan Trust
Series 2003-J3, Class 2A1,
6.25%, 12/25/2033	42,965	43,955
Series 2005-14, Class 2A1,
1-Month LIBOR + 0.21%, 1.76% (A), 05/25/2035	187,906	178,634
Series 2005-56, Class 5A2,
1-Month LIBOR + 0.77%, 2.10% (A), 11/25/2035	450,891	427,380
Series 2005-59, Class 1A1,
1-Month LIBOR + 0.33%, 1.83% (A), 11/20/2035	3,730,976	3,517,252
Series 2005-62, Class 2A1,
12-MTA + 1.00%, 2.06% (A), 12/25/2035	17,306	16,067
Series 2005-80CB, Class 1A1,
6.00%, 02/25/2036	5,632,001	5,236,165
Series 2005-81, Class A1,
1-Month LIBOR + 0.28%, 1.83% (A), 02/25/2037	1,062,280	966,487
Series 2005-J12, Class 2A1,
1-Month LIBOR + 0.27%, 1.82% (A), 08/25/2035	4,649,005	3,272,877
Series 2006-OA1, Class 2A1,
1-Month LIBOR + 0.21%, 1.71% (A), 03/20/2046	874,304	742,284
Series 2006-OA12, Class A1B,
1-Month LIBOR + 0.19%, 1.69% (A), 09/20/2046	3,915,409	3,231,566
Series 2006-OA17, Class 1A1A,
1-Month LIBOR + 0.20%, 1.70% (A), 12/20/2046	2,644,434	2,243,150
Series 2006-OA19, Class A1,
1-Month LIBOR + 0.18%, 1.68% (A), 02/20/2047	4,356,098	3,608,467

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust (continued)
Series 2006-OA21, Class A1,
1-Month LIBOR + 0.19%, 1.69% (A), 03/20/2047	$ 2,594,914	$ 2,212,325
Series 2007-9T1, Class 1A10,
6.00%, 05/25/2037	1,163,510	860,614
Series 2007-HY4, Class 1A1,
3.44% (A), 06/25/2037	1,556,948	1,333,819
American Home Mortgage Assets Trust
Series 2006-4, Class 1A12,
1-Month LIBOR + 0.21%, 1.76% (A), 10/25/2046	2,459,055	1,798,742
Series 2006-5, Class A1,
12-MTA + 0.92%, 1.98% (A), 11/25/2046	6,725,506	3,828,277
Series 2007-1, Class A1,
12-MTA + 0.70%, 1.76% (A), 02/25/2047	3,928,917	2,507,657
BAMLL Commercial Mortgage Securities Trust Series 2015-ASHF, Class A, 1-Month LIBOR + 1.22%, 2.70% (A), 01/15/2028 (B)	4,100,000	4,107,769
Banc of America Funding Trust
Series 2005-D, Class A1,
3.41% (A), 05/25/2035	4,312,411	4,493,282
Series 2006-D, Class 5A1,
3.55% (A), 05/20/2036	374,556	350,379
Series 2006-J, Class 4A1,
3.83% (A), 01/20/2047	68,605	65,428
BBCMS Trust Series 2015-STP, Class A, 3.32%, 09/10/2028 (B)	7,933,489	8,064,209
BCAP LLC Trust Series 2013-RR12, Class 1A3, 1-Month LIBOR + 0.50%, 1.83% (A), 05/26/2035 (B)	85,533	84,927
Bear Stearns Alt-A Trust
Series 2005-8, Class 21A1,
3.41% (A), 10/25/2035	2,661,320	2,647,541
Series 2006-6, Class 31A1,
3.81% (A), 11/25/2036	4,014,243	3,727,852
Series 2006-6, Class 32A1,
3.49% (A), 11/25/2036	731,386	623,899
Series 2006-8, Class 3A1,
1-Month LIBOR + 0.16%, 1.71% (A), 02/25/2034	403,850	375,469
Series 2006-R1, Class 2E21,
3.35% (A), 08/25/2036	554,666	449,096
Bear Stearns ARM Trust
Series 2003-5, Class 2A1,
3.38% (A), 08/25/2033	463,165	462,771
Series 2003-8, Class 2A1,
3.80% (A), 01/25/2034	33,201	33,844
Series 2003-8, Class 4A1,
3.77% (A), 01/25/2034	98,217	99,007
Series 2003-9, Class 2A1,
3.73% (A), 02/25/2034	71,222	72,324
Series 2004-10, Class 22A1,
3.81% (A), 01/25/2035	97,690	95,586

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Bear Stearns ARM Trust (continued)
Series 2005-2, Class A2,
12-Month LIBOR + 1.95%, 3.64% (A), 03/25/2035	$ 151,962	$ 153,446
Series 2005-5, Class A2,
1-Year CMT + 2.15%, 3.58% (A), 08/25/2035	131,971	131,449
Series 2006-4, Class 1A1,
3.68% (A), 10/25/2036	272,453	262,157
Bear Stearns Structured Products, Inc. Trust
Series 2007-R6, Class 1A1,
4.01% (A), 01/26/2036	343,325	302,179
Series 2007-R6, Class 2A1,
3.20% (A), 12/26/2046	251,237	222,345
Berica 8 Residential MBS Srl Series 2008, Class A, 3-Month EURIBOR + 0.20%, 0.00% (A), 03/31/2048 (G)	EUR 3,923,963	4,703,394
Berica ABS Srl Series 2011-1, Class A1, 3-Month EURIBOR + 0.30%, 0.00% (A), 12/31/2055 (G)	2,624,596	3,147,315
Business Mortgage Finance 7 PLC Series 7X, Class A1, 3-Month GBP LIBOR + 2.00%, 2.53% (A), 02/15/2041 (G)	GBP 2,483,270	3,282,860
BX Trust Series 2017-SLCT, Class A, 1-Month LIBOR + 0.92%, 2.40% (A), 07/15/2034 (B)	$ 8,500,000	8,523,922
CHL Mortgage Pass-Through Trust
Series 2002-30, Class M,
3.66% (A), 10/19/2032	34,626	33,091
Series 2004-12, Class 11A1,
3.46% (A), 08/25/2034	38,685	36,502
Series 2005-HY10, Class 5A1,
3.37% (A), 02/20/2036	122,196	105,866
Series 2006-OA5, Class 2A2,
1-Month LIBOR + 0.30%, 1.85% (A), 04/25/2046	72,527	6,335
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class AAB,
2.84%, 10/10/2049	7,200,000	7,175,332
Series 2017-1500, Class A,
1-Month LIBOR + 0.85%, 2.33% (A), 07/15/2032 (B)	6,800,000	6,776,639
Citigroup Mortgage Loan Trust Series 2005-6, Class A2, 1-Year CMT + 2.15%, 3.18% (A), 09/25/2035	155,524	157,039
Citigroup Mortgage Loan Trust, Inc. Series 2005-6, Class A1, 1-Year CMT + 2.10%, 3.41% (A), 09/25/2035	223,679	226,195
Credit Suisse First Boston Mortgage Securities Corp. Series 2003-AR15, Class 2A1, 3.13% (A), 06/25/2033	279,645	278,748

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust Series 2008-3R, Class 1A2, 3.38% (A), 07/26/2037 (B)	$ 1,095,886	$ 936,458
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-AR1, Class 2A1, 2.71% (A), 08/25/2035	112,468	93,342
Eurosail PLC Series 2007-3X, Class A3C, 3-Month GBP LIBOR + 0.95%, 1.47% (A), 06/13/2045 (G)	GBP 2,282,693	3,059,327
First Horizon Mortgage Pass-Through Trust Series 2005-AR3, Class 2A1, 3.28% (A), 08/25/2035	$ 38,086	32,983
Fort Cre LLC Series 2016-1A, Class A1, 1-Month LIBOR + 1.50%, 3.05% (A), 05/21/2036 (B) (M)	2,158,299	2,159,265
GreenPoint Mortgage Funding Trust
Series 2006-AR2, Class 4A1,
12-MTA + 2.00%, 3.06% (A), 03/25/2036	7,256,412	6,742,431
Series 2006-AR7, Class 1A32,
1-Month LIBOR + 0.20%, 1.75% (A), 12/25/2046	551,948	497,504
GS Mortgage Securities Corp. Trust Series 2016-RENT, Class A, 3.20%, 02/10/2029 (B)	6,000,000	6,059,165
GS Mortgage Securities Trust
Series 2016-GS3, Class AAB,
2.78%, 10/10/2049	4,400,000	4,374,619
Series 2016-GS3, Class WMA,
3.60% (A), 10/10/2049 (B)	2,000,000	2,011,510
GSR Mortgage Loan Trust
Series 2004-12, Class 1A1,
1-Month LIBOR + 0.34%, 1.89% (A), 12/25/2034	302,472	276,947
Series 2005-8F, Class 2A6,
5.50%, 11/25/2035	4,002,664	3,984,965
Series 2005-AR6, Class 2A1,
3.47% (A), 09/25/2035	215,927	220,205
Series 2006-AR1, Class 2A1,
3.64% (A), 01/25/2036	3,718	3,731
HarborView Mortgage Loan Trust
Series 2006-5, Class 2A1A,
1-Month LIBOR + 0.18%, 1.68% (A), 07/19/2046	775,142	517,034
Series 2006-7, Class 2A1A,
1-Month LIBOR + 0.20%, 1.70% (A), 09/19/2046	354,269	315,521
Hilton USA Trust Series 2016-SFP, Class A, 2.83%, 11/05/2035 (B)	8,600,000	8,505,896
Independent National Mortgage Corp. Index Mortgage Loan Trust
Series 2006-AR12, Class A1,
1-Month LIBOR + 0.19%, 1.74% (A), 09/25/2046	458,409	402,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Independent National Mortgage Corp. Index Mortgage Loan Trust (continued)
Series 2006-AR35, Class 2A1A,
1-Month LIBOR + 0.17%, 1.72% (A), 01/25/2037	$ 7,226,024	$ 6,850,729
Series 2006-R1, Class A3,
3.37% (A), 12/25/2035	3,895,665	3,738,024
JPMCC Re-REMIC Trust Series 2016-FLRR, Class AFL, 1-Month LIBOR + 1.45%, 2.93% (A), 01/15/2033 (B)	2,662,861	2,664,761
Luminent Mortgage Trust Series 2006-6, Class A1, 1-Month LIBOR + 0.20%, 1.75% (A), 10/25/2046	297,759	287,385
Marche Mutui Srl Series 6, Class A1, 3-Month EURIBOR + 2.25%, 1.92% (A), 01/27/2064 (G)	EUR 115,428	138,686
MASTR Alternative Loan Trust Series 2006-2, Class 2A1, 1-Month LIBOR + 0.40%, 1.95% (A), 03/25/2036	$ 237,130	45,800
Merrill Lynch Mortgage Investors Trust
Series 2005-2, Class 1A,
6-Month LIBOR + 1.25%, 2.91% (A), 10/25/2035	3,079,546	3,117,965
Series 2005-2, Class 3A,
1-Month LIBOR + 1.00%, 2.36% (A), 10/25/2035	35,481	33,812
Series 2005-3, Class 4A,
1-Month LIBOR + 0.25%, 1.80% (A), 11/25/2035	9,385	9,021
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2015-C20, Class ASB,
3.07%, 02/15/2048	6,000,000	6,083,003
Series 2015-C27, Class ASB,
3.56%, 12/15/2047	5,300,000	5,510,620
Morgan Stanley Mortgage Loan Trust Series 2007-14AR, Class 1A3, 3.59% (A), 10/25/2037	1,121,623	1,009,062
NACC Reperforming Loan REMIC Trust Series 2004-R1, Class A1, 6.50%, 03/25/2034 (B)	425,219	412,119
RALI Trust
Series 2005-QA13, Class 2A1,
4.31% (A), 12/25/2035	2,328,612	2,118,861
Series 2005-QO3, Class A1,
1-Month LIBOR + 0.40%, 1.95% (A), 10/25/2045	280,426	253,125
Series 2006-QO6, Class A1,
1-Month LIBOR + 0.18%, 1.73% (A), 06/25/2046	5,664,738	2,619,464
Series 2007-QO2, Class A1,
1-Month LIBOR + 0.15%, 1.70% (A), 02/25/2047	4,223,154	2,712,172

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
RBSSP Resecuritization Trust Series 2009-6, Class 2A1, 1-Month LIBOR + 0.15%, 3.59% (A), 01/26/2036 (B)	$ 3,823,993	$ 3,868,559
Reperforming Loan REMIC Trust
Series 2003-R4, Class 2A,
5.10% (A), 01/25/2034 (B)	338,244	332,309
Series 2004-R1, Class 2A,
6.50%, 11/25/2034 (B)	218,932	217,262
Series 2005-R2, Class 1AF1,
1-Month LIBOR + 0.34%, 1.89% (A), 06/25/2035 (B)	408,955	377,463
Series 2006-R1, Class AF1,
1-Month LIBOR + 0.34%, 1.89% (A), 01/25/2036 (B)	3,899,391	3,686,943
Residential Asset Securitization Trust Series 2007-A2, Class 2A2, 6.50%, 04/25/2037	4,320,661	2,431,549
RFMSI Trust
Series 2003-S9, Class A1,
6.50%, 03/25/2032	5,708	5,863
Series 2005-SA4, Class 1A21,
3.78% (A), 09/25/2035	502,622	411,317
RMAC Securities No. 1 PLC Series 2007-NS1X, Class A2B, 3-Month LIBOR + 0.15%, 1.70% (A), 06/12/2044 (G)	8,492,992	8,163,710
Sequoia Mortgage Trust
Series 2004-12, Class A1,
1-Month LIBOR + 0.54%, 2.04% (A), 01/20/2035	685,990	631,217
Series 2010, Class 2A1,
1-Month LIBOR + 0.76%, 2.26% (A), 10/20/2027	15,973	15,246
Silverstone Master Issuer PLC Series 2015-1A, Class 1A, 3-Month GBP LIBOR + 0.37%, 0.77% (A), 01/21/2070 (B)	GBP 1,229,968	1,662,051
Structured Adjustable Rate Mortgage Loan Trust
Series 2004-12, Class 3A1,
3.46% (A), 09/25/2034	$ 93,806	93,540
Series 2004-20, Class 3A1,
3.29% (A), 01/25/2035	93,887	92,258
Series 2005-1, Class 1A1,
3.45% (A), 02/25/2035	284,252	274,942
Series 2005-17, Class 3A1,
3.49% (A), 08/25/2035	49,845	49,539
Series 2005-18, Class 3A1,
3.59% (A), 09/25/2035	1,449,005	1,300,404
Series 2006-8, Class 1A2,
3.40% (A), 09/25/2036	3,766,111	2,950,912
Structured Asset Mortgage Investments II Trust
Series 2005-AR5, Class A1,
1-Month LIBOR + 0.25%, 1.75% (A), 07/19/2035	77,880	74,197

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Structured Asset Mortgage Investments II Trust (continued)
Series 2005-AR5, Class A2,
1-Month LIBOR + 0.25%, 1.75% (A), 07/19/2035	$ 43,536	$ 42,556
Series 2005-AR5, Class A3,
1-Month LIBOR + 0.25%, 1.75% (A), 07/19/2035	96,981	94,297
Series 2005-AR8, Class A1A,
1-Month LIBOR + 0.28%, 1.83% (A), 02/25/2036	180,519	170,460
Series 2006-AR3, Class 12A1,
1-Month LIBOR + 0.22%, 1.77% (A), 05/25/2036	1,204,588	1,093,054
Series 2006-AR6, Class 2A1,
1-Month LIBOR + 0.19%, 1.74% (A), 07/25/2046	3,246,038	2,782,817
Series 2006-AR7, Class A1BG,
1-Month LIBOR + 0.12%, 1.67% (A), 08/25/2036	3,068,728	2,803,635
Structured Asset Mortgage Investments Trust Series 2002-AR3, Class A1, 1-Month LIBOR + 0.66%, 2.16% (A), 09/19/2032	16,205	15,815
WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR9, Class 2A,
3.36% (A), 09/25/2033	1,242,891	1,255,757
Series 2005-AR13, Class A1A1,
1-Month LIBOR + 0.29%, 1.84% (A), 10/25/2045	2,685,284	2,588,898
Series 2006-AR10, Class 1A1,
3.24% (A), 09/25/2036	789,218	764,280
Series 2006-AR17, Class 1A,
12-MTA + 0.82%, 1.82% (A), 12/25/2046	3,732,613	3,368,275
Series 2006-AR19, Class 1A1A,
12-MTA + 0.73%, 1.79% (A), 01/25/2047	139,046	138,516
Series 2006-AR3, Class A1A,
12-MTA + 1.00%, 2.06% (A), 02/25/2046	611,517	598,686
Series 2006-AR7, Class 2A,
12-MTA + 0.98%, 2.04% (A), 07/25/2046	160,481	152,507
Series 2006-AR7, Class 3A,
1-COFI + 1.50%, 2.24% (A), 07/25/2046	1,125,101	1,099,360
Series 2006-AR9, Class 2A,
1-COFI + 1.50%, 2.24% (A), 08/25/2046	984,768	959,693
Series 2007-HY1, Class 1A1,
3.11% (A), 02/25/2037	399,088	363,980
Series 2007-HY4, Class 2A2,
2.76% (A), 04/25/2037	3,351,401	3,088,950
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-CC, Class A1,
3.66% (A), 01/25/2035	115,682	117,797
Series 2005-AR2, Class 1A1,
3.28% (A), 03/25/2035	1,569,343	1,584,434
Series 2006-AR8, Class 2A4,
3.57% (A), 04/25/2036	233,583	236,114

Total Mortgage-Backed Securities (Cost $216,379,090)		225,423,478

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 0.5%
California - 0.2%
Metropolitan Water District of Southern California, Revenue Bonds, Series A, 6.95%, 07/01/2040	$ 3,000,000	$ 3,325,500
State of California, General Obligation Unlimited, 7.63%, 03/01/2040	1,100,000	1,720,895

		5,046,395

Illinois - 0.1%
State of Illinois, General Obligation Unlimited, 6.63%, 02/01/2035	2,000,000	2,219,440

Kentucky - 0.0% (J)
Kentucky State Property & Building Commission, Revenue Bonds
Series C,
4.30%, 11/01/2019	500,000	516,190
4.40%, 11/01/2020	600,000	627,390

		1,143,580

New York - 0.1%
New York City Transitional Finance Authority Future Tax Secured Revenue, Revenue Bonds
4.73%, 11/01/2023	900,000	991,872
4.91%, 11/01/2024	600,000	674,058

		1,665,930

West Virginia - 0.1%
Tobacco Settlement Finance Authority, Revenue Bonds, Series A, 7.47%, 06/01/2047	2,235,000	2,172,442

Total Municipal Government Obligations (Cost $11,823,205)		12,247,787

U.S. GOVERNMENT AGENCY OBLIGATIONS - 42.0%
Federal Home Loan Mortgage Corp.
12-Month LIBOR + 1.35%, 3.10% (A), 09/01/2035	57,425	59,386
1-Year CMT + 2.23%, 3.17% (A), 08/01/2023	16,317	16,666
3.50%, TBA (N)	29,000,000	29,732,184
12-Month LIBOR + 1.87%, 3.62% (A), 09/01/2035	557,627	588,935
4.00%, TBA (N)	16,000,000	16,707,499
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Interest Only STRIPS 1.28% (A), 08/25/2022	17,753,578	866,318
Federal Home Loan Mortgage Corp. REMIC
1-Month LIBOR + 0.35%, 1.83% (A), 12/15/2029	22,338	22,372
1-Month LIBOR + 0.40%, 1.88% (A), 06/15/2041	6,860,566	6,881,825
Federal Home Loan Mortgage Corp. Structured Pass-Through Certificates
12-MTA + 1.20%, 2.20% (A), 10/25/2044	838,626	850,832
12-MTA + 1.40%, 2.40% (A), 07/25/2044	415,941	420,143
6.50%, 07/25/2043	53,906	62,162

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association 12-MTA + 1.20%, 2.20% (A), 06/01/2043	$ 107,847	$ 109,605
1-Year CMT + 1.71%, 2.78% (A), 08/01/2035	9,963	10,344
6-Month LIBOR + 1.38%, 2.83% (A), 08/01/2035	307,406	316,916
3.00%, TBA (N)	209,000,000	208,726,505
6-Month LIBOR + 1.64%, 3.02% (A), 08/01/2036	109,486	113,966
12-Month LIBOR + 1.35%, 3.10% (A), 12/01/2034	6,747	6,999
1-Year CMT + 2.14%, 3.14% (A), 07/01/2032	5,279	5,423
1-Year CMT + 2.04%, 3.17% (A), 09/01/2035	541,060	567,764
1-Year CMT + 2.22%, 3.19% (A), 01/01/2028	20,641	21,699
1-Year CMT + 2.24%, 3.21% (A), 01/01/2036	4,220,966	4,458,891
6-Month LIBOR + 1.75%, 3.25% (A), 05/01/2035	549,500	575,968
1-Year CMT + 2.18%, 3.39% (A), 10/01/2035	7,746	8,144
3.50%, 02/01/2026	105,084	108,691
3.50%, TBA (N)	295,000,000	302,409,586
4.00%, 12/01/2040 - 03/01/2041	414,866	436,261
4.00%, TBA (N)	292,500,000	305,467,300
4.50%, 05/01/2019 - 07/01/2041	92,059	97,335
4.50%, TBA (N)	89,000,000	94,586,402
5.00%, 10/01/2020 - 06/01/2037	399,507	423,814
5.00%, TBA (N)	42,250,000	44,768,999
5.50%, 01/01/2025 - 09/01/2027	151,823	160,536
Federal National Mortgage Association REMIC 1-Month LIBOR + 0.45%, 1.69% (A), 09/25/2046	7,123,136	7,143,297
Government National Mortgage Association
1-Month LIBOR + 0.37%, 1.61% (A), 06/20/2061 - 10/20/2066	9,985,389	9,988,796
1-Month LIBOR + 0.58%, 1.82% (A), 06/20/2065	5,025,475	5,021,059
1-Month LIBOR + 0.60%, 1.84% (A), 04/20/2065 - 10/20/2065	46,129,350	46,147,390
1-Month LIBOR + 0.62%, 1.86% (A), 09/20/2065	6,734,433	6,740,739
1-Month LIBOR + 0.68%, 1.92% (A), 03/20/2062	3,095,635	3,103,270
1-Month LIBOR + 0.70%, 1.94% (A), 10/20/2065	4,664,452	4,677,038
1-Month LIBOR + 0.75%, 1.99% (A), 08/20/2067	4,280,621	4,332,306
1-Month LIBOR + 0.77%, 2.01% (A), 10/20/2066	8,181,307	8,250,063
1-Month LIBOR + 0.78%, 2.02% (A), 09/20/2066	11,719,024	11,819,375
1-Month LIBOR + 0.80%, 2.04% (A), 06/20/2066	6,039,253	6,098,040

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Government National Mortgage Association (continued)
1-Month LIBOR + 0.95%, 2.19% (A), 12/20/2066	$ 2,847,870	$ 2,894,596
12-Month LIBOR + 0.80%, 2.50% (A), 09/20/2067	5,018,329	5,186,033
3.00%, TBA (N)	7,000,000	7,053,670
3.50%, TBA (N)	5,000,000	5,162,207
4.00%, TBA (N)	20,000,000	20,845,913
Overseas Private Investment Corp. 2.07%, 05/15/2021	9,938,437	9,919,554

Total U.S. Government Agency Obligations (Cost $1,181,265,160)		1,183,972,816

U.S. GOVERNMENT OBLIGATIONS - 21.8%
U.S. Treasury - 21.7%
U.S. Treasury Bond 2.75%, 08/15/2042 (O)	9,600,000	9,666,750
2.75%, 11/15/2042 (P)	17,700,000	17,812,008
2.88%, 05/15/2043 (O)	13,800,000	14,189,742
2.88%, 08/15/2045 (P)	48,700,000	49,944,133
3.00%, 05/15/2042 (O)	4,700,000	4,946,933
3.00%, 11/15/2044 - 05/15/2045 (P)	62,300,000	65,431,043
3.13%, 02/15/2043 (O) (Q)	4,500,000	4,834,512
3.13%, 08/15/2044 (P)	66,900,000	71,904,434
3.38%, 05/15/2044	35,800,000	40,172,914
3.63%, 08/15/2043 - 02/15/2044	24,100,000	28,143,684
3.75%, 11/15/2043 (O) (P)	12,400,000	14,774,891
4.25%, 05/15/2039 (O)	2,000,000	2,527,890
4.38%, 11/15/2039 (O)	800,000	1,029,344
4.38%, 05/15/2040 (O) (R)	1,000,000	1,289,375
4.50%, 08/15/2039 (O)	3,100,000	4,049,496
4.63%, 02/15/2040 (O)	1,100,000	1,462,785
U.S. Treasury Note 1.75%, 09/30/2022 (O) (Q) (R)	5,600,000	5,487,781
1.88%, 07/31/2022 (O) (P) (Q)	32,500,000	32,059,472
1.88%, 08/31/2022 (O) (R)	2,300,000	2,267,656
2.00%, 10/31/2022 (K)	200,000	198,258
2.13%, 09/30/2024 (O) (P)	65,900,000	65,071,102
2.25%, 10/31/2024 (P)	14,500,000	14,433,164
2.25%, 08/15/2027 (P) (R)	123,700,000	121,960,469
2.38%, 05/15/2027 (P)	39,300,000	39,187,934

		612,845,770

U.S. Treasury Inflation-Protected Securities - 0.1%
U.S. Treasury Inflation-Indexed Bond 0.88%, 02/15/2047	2,861,180	2,973,184

Total U.S. Government Obligations (Cost $612,190,636)		615,818,954

COMMERCIAL PAPER - 2.6%
Capital Markets - 0.2%
Thomson Reuters Corp. 1.68% (D), 02/20/2018	7,100,000	7,083,729

Consumer Finance - 0.4%
Ford Motor Credit Co. 2.07% (D), 09/04/2018	10,800,000	10,652,400

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value

COMMERCIAL PAPER (continued)
Diversified Telecommunication Services - 0.7%
Deutsche Telekom AG 1.67% (D), 01/30/2018	$ 19,100,000	$ 19,074,921

Food Products - 0.5%
Mondelez Intl., Inc. 1.53% (D), 01/04/2018	13,800,000	13,798,275

Oil, Gas & Consumable Fuels - 0.6%
Enterprise Products Operating LLC 1.58% (D), 01/16/2018	3,300,000	3,297,869
Spectra Energy Partners, LP 1.78% (D), 01/11/2018	7,100,000	7,096,548
Suncor Energy, Inc. 1.73% (D), 01/29/2018	6,000,000	5,992,067

		16,386,484

Technology Hardware, Storage & Peripherals - 0.2%
Hewlett Packard Enterprise Co. 1.65%, 01/04/2018	7,100,000	7,099,035

Total Commercial Paper (Cost $74,094,844)		74,094,844

SHORT-TERM FOREIGN GOVERNMENT OBLIGATIONS - 12.7%
France - 0.3%
France Treasury Bill BTF 0.00% (D) (S), 01/31/2018 (C) (G)	EUR 8,300,000	9,964,774

Greece - 0.5%
Hellenic Republic Treasury Bill 0.00% (D) (S), 03/16/2018	12,000,000	14,341,751

Japan - 11.1%
Japan Treasury Discount Bill 0.00% (D) (S), 01/29/2018 - 03/05/2018	JPY 35,300,000,000	313,336,555

United Kingdom - 0.8%
U.K. Treasury Bill 0.00% (D) (S), 01/22/2018 (C)	GBP 15,800,000	21,329,375

Total Short-Term Foreign Government Obligations (Cost $357,878,559)		358,972,455

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 0.2%
U.S. Treasury Bill 1.03% (D), 01/04/2018 (O)	$ 1,951,000	1,950,877
1.05% (D), 01/04/2018 (O)	40,000	39,998
1.06% (D), 01/04/2018 (O)	566,000	565,964
1.11% (D), 01/04/2018 (O)	2,411,000	2,410,848
1.13% (D), 01/04/2018 (O)	607,000	606,962
1.27% (D), 03/01/2018 (O)	5,000	4,990

Total Short-Term U.S. Government Obligations (Cost $5,579,224)		5,579,639

	Shares	Value
SECURITIES LENDING COLLATERAL - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (D)	11,008,147	11,008,147

Total Securities Lending Collateral (Cost $11,008,147)		11,008,147

Principal		Value
REPURCHASE AGREEMENT - 0.0% (J)

Fixed Income Clearing Corp., 0.54% (D), dated 12/29/2017, to be repurchased at $1,079,633 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 03/31/2019, and with a value of $1,104,856.

	$ 1,079,569	$ 1,079,569

Total Repurchase Agreement (Cost $1,079,569)		1,079,569

Total Investments Excluding Purchased Options/Swaptions (Cost $3,999,228,366)		4,066,750,407
Total Purchased Options/Swaptions - 0.0% (J) (Cost $2,847,814)		903,334

Total Investments (Cost $4,002,076,180)		4,067,653,741
Net Other Assets (Liabilities) - (44.2)%		(1,245,901,820)

Net Assets - 100.0%		$ 2,821,751,921

REVERSE REPURCHASE AGREEMENTS - (6.9)%

Bank of Montreal, 1.47% (D), dated 11/24/2017, to be repurchased at $(80,077,704) on 02/23/2018. Collateralized by U.S. Government Obligations, 2.88% - 3.13%, due 08/15/2044 - 08/15/2045, and with a total value of $(80,259,129).

	$ (79,781,250)	$ (79,781,250)
Deutsche Bank Securities, Inc., 1.70% (D), dated 12/29/2017, to be repurchased at $(39,857,171) on 01/05/2018. Collateralized by U.S. Government Obligations, 2.25% - 2.38%, due 10/31/2024 - 05/15/2027, and with a total value of $(39,910,555).	(39,844,000)	(39,844,000)
JPMorgan Securities LLC, 1.46% (D), dated 11/15/2017, to be repurchased at $(64,916,310) on 02/15/2018. Collateralized by U.S. Government Obligations, 2.13%, due 09/30/2024 and Cash with a total value of $(64,977,684).	(64,675,000)	(64,675,000)
Merrill Lynch Pierce Fenner & Smith, 1.85% (D), dated 12/22/2017, to be repurchased at $(9,557,400) on 01/02/2018. Collateralized by a U.S. Government Obligation, 2.25%, due 10/31/2024, and with a value of $(9,594,057).	(9,552,000)	(9,552,000)

Total Reverse Repurchase Agreements (Cost $193,852,250)		$ (193,852,250)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

EXCHANGE-TRADED OPTIONS PURCHASED:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - 90-Day Eurodollar Futures	USD	98.25	03/19/2018	USD	331,805,600	1,351	$ 118,916	$ 177,319
Put - 5-Year U.S. Treasury Note Futures	USD	108.50	02/23/2018	USD	429,792,000	3,700	31,598	3,700
Put - 10-Year U.S. Treasury Note Futures	USD	113.50	02/23/2018	USD	437,648,400	3,528	30,129	3,528

Total							$ 180,643	$ 184,547

OVER-THE-COUNTER OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums Paid	Value
Put - Federal National Mortgage Association, 3.50%, TBA (T)	JPM	USD	73.00	03/06/2018	USD	202,459,128	197,800,000	$ 7,727	$ 0

OVER-THE-COUNTER INTEREST RATE SWAPTIONS PURCHASED:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C)	MSCS	3-Month USD-LIBOR	Pay	2.91%	08/20/2018	USD	12,500,000	$1,232,800	$176,247
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C)	GSB	3-Month USD-LIBOR	Pay	2.93	08/20/2018	USD	4,600,000	488,244	59,772
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C)	GSB	3-Month USD-LIBOR	Pay	2.94	08/20/2018	USD	4,000,000	391,200	50,297
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C)	GSB	3-Month USD-LIBOR	Pay	2.94	12/12/2019	USD	2,300,000	110,400	87,796
Put - Receives Floating Rate Index 3-Month USD-LIBOR (C)	MLI	3-Month USD-LIBOR	Pay	2.95	12/09/2019	USD	9,100,000	436,800	344,675

Total								$2,659,444	$718,787

EXCHANGE-TRADED OPTIONS WRITTEN:

Description	Exercise Price		Expiration Date	Notional Amount		Number of Contracts	Premiums (Received)	Value
Call - 90-Day Eurodollar Futures	USD	98.75	03/19/2018	USD	331,805,600	1,351	$(143,109)	$(8,444)

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS WRITTEN:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Call - USD vs. BRL	GSB	USD	3.40	01/03/2018	USD	10,300,000	$(98,880)	$(1,432)
Call - USD vs. BRL	GSB	USD	3.40	01/18/2018	USD	15,800,000	(158,000)	(58,555)
Call - USD vs. RUB	BOA	USD	60.17	01/12/2018	USD	9,200,000	(69,782)	(3,505)
Call - USD vs. RUB	CITI	USD	60.85	02/02/2018	USD	5,500,000	(47,410)	(9,174)
Call - USD vs. RUB	SCB	USD	61.25	02/06/2018	USD	7,600,000	(65,626)	(13,019)

Total							$(439,698)	$(85,685)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER INTEREST RATE SWAPTIONS WRITTEN:

Description	Counterparty	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount/ Number of Contracts		Premiums (Received)	Value
Put - 5-Year	MLI	3-Month USD-LIBOR	Pay	2.75%	12/09/2019	USD	40,100,000	$(438,002)	$(376,549)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.75	12/12/2019	USD	10,100,000	(110,182)	(95,291)
Put - 5-Year	MSCS	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	55,100,000	(1,229,497)	(99,163)
Put - 5-Year	GSB	3-Month USD-LIBOR	Pay	2.80	08/20/2018	USD	37,600,000	(875,827)	(67,668)

Total								$(2,653,508)	$(638,671)

CENTRALLY CLEARED SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017 (V)	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
MetLife, Inc., 4.75%, 02/08/2021	1.00%	Quarterly	06/20/2021	0.30%	USD	1,400,000	$37,588	$33,255	$4,333
MetLife, Inc., 4.75%, 02/08/2021	1.00	Quarterly	12/20/2021	0.36	USD	4,500,000	124,705	110,577	14,128
Tesco PLC, 6.00%, 12/14/2029	1.00	Quarterly	06/20/2022	0.85	EUR	9,700,000	121,440	44,180	77,260

Total							$283,733	$188,012	$95,721

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
North America Investment Grade Index - Series 28	1.00%	Quarterly	06/20/2022	USD	127,500,000	$3,206,412	$2,707,468	$498,944
North America Investment Grade Index - Series 29	1.00	Quarterly	12/20/2022	USD	7,100,000	189,359	158,767	30,592

Total						$3,395,771	$2,866,235	$529,536

Interest Rate Swap Agreements
Floating Rate Index	Pay/Receive Fixed Rate	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Value	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
3-Month CAD-CDOR	Pay	1.75%	Semi-Annually	12/16/2046	CAD	1,900,000	$252,311	$257,737	$(5,426)
3-Month USD-LIBOR	Receive	1.96	Quarterly/Semi- Annually	12/05/2019	USD	257,700,000	(385,272)	—	(385,272)
3-Month USD-LIBOR	Pay	2.50	Semi-Annually/ Quarterly	12/20/2027	USD	46,100,000	(351,918)	(421,228)	69,310
3-Month USD-LIBOR	Pay	2.58	Semi-Annually/ Quarterly	12/05/2047	USD	22,500,000	(43,223)	—	(43,223)
3-Month USD-LIBOR	Pay	2.75	Semi-Annually/ Quarterly	12/20/2047	USD	8,300,000	(326,895)	(185,726)	(141,169)
6-Month EUR-EURIBOR	Receive	1.50	Semi-Annually/ Annually	03/21/2048	EUR	6,800,000	(18,396)	(129,806)	111,410
6-Month GBP-LIBOR	Pay	1.00	Semi-Annually	03/21/2023	GBP	31,400,000	143,502	338,395	(194,893)
6-Month GBP-LIBOR	Pay	1.50	Semi-Annually	03/21/2028	GBP	47,800,000	(1,239,146)	(424,236)	(814,910)
6-Month GBP-LIBOR	Pay	1.75	Semi-Annually	03/21/2048	GBP	13,600,000	(1,454,960)	(636,842)	(818,118)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	13,500,000,000	(652,149)	(817,845)	165,696
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	03/18/2026	JPY	15,040,000,000	(856,450)	(758,880)	(97,570)
6-Month JPY-LIBOR	Pay	0.30	Semi-Annually	09/20/2027	JPY	2,830,000,000	8,454	(33,675)	42,129
BRL-CDI	Receive	8.18	Maturity	01/02/2020	BRL	258,200,000	302,174	(183,222)	485,396
BRL-CDI	Receive	8.22	Maturity	01/02/2020	BRL	519,000,000	718,939	(290,741)	1,009,680
BRL-CDI	Receive	10.06	Maturity	01/02/2023	BRL	99,400,000	329,480	55,275	274,205

Total							$(3,573,549)	$(3,230,794)	$(342,755)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

OVER-THE-COUNTER SWAP AGREEMENTS:

Credit Default Swap Agreements on Corporate and Sovereign Issues - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Implied Credit Spread at December 31, 2017 (V)	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Petrobras Global Finance BV, 8.38%, 12/10/2018	GSI	1.00%	Quarterly	12/20/2019	0.92%	USD	900,000	$1,917	$(37,848)	$39,765
Petrobras Global Finance BV, 8.38%, 12/10/2018	BNP	1.00	Quarterly	03/20/2020	1.04	USD	200,000	(62)	(16,445)	16,383
Petrobras Global Finance BV, 8.38%, 12/10/2018	HSBC	1.00	Quarterly	03/20/2020	1.04	USD	100,000	(31)	(7,795)	7,764
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BCI	1.00	Quarterly	12/20/2019	0.92	USD	1,400,000	2,982	(71,412)	74,394
Petrobras International Finance Co. SA, 8.38%, 12/10/2018	BNP	1.00	Quarterly	12/20/2019	0.92	USD	1,000,000	2,130	(36,315)	38,445

Total								$6,936	$(169,815)	$176,751

Credit Default Swap Agreements on Credit Indices - Sell Protection (U)
Reference Obligation	Counterparty	Fixed Rate Receivable	Payment Frequency	Maturity Date	Notional Amount (W)		Value (X)	Premiums Paid (Received)	Net Unrealized Appreciation (Depreciation)
Home Equity ABS Index - Series 6-2	BCI	0.11%	Monthly	05/25/2046	USD	6,427,204	$(502,719)	$(1,307,424)	$804,705

FUTURES CONTRACTS:
Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
90-Day Eurodollar	Long	55	03/19/2018	$13,512,573	$13,508,000	$—	$(4,573)
90-Day Eurodollar	Short	(293)	03/18/2019	(71,935,856)	(71,634,838)	301,018	—
90-Day Eurodollar	Short	(1,303)	06/17/2019	(319,191,645)	(318,388,050)	803,595	—
90-Day Eurodollar	Short	(472)	09/16/2019	(115,631,435)	(115,291,900)	339,535	—
90-Day Eurodollar	Short	(601)	12/16/2019	(147,106,589)	(146,749,175)	357,414	—
90-Day Eurodollar	Short	(271)	03/16/2020	(66,294,095)	(66,164,650)	129,445	—
3-Month EURIBOR	Long	3,025	03/19/2018	910,328,243	910,289,668	—	(38,575)
3-Month EURIBOR	Long	1,256	06/18/2018	377,940,958	377,920,613	—	(20,345)
5-Year U.S. Treasury Note	Long	5,882	03/29/2018	686,785,026	683,277,019	—	(3,508,007)
10-Year Canada Government Bond	Short	(188)	03/20/2018	(20,358,428)	(20,158,027)	200,401	—
10-Year U.S. Treasury Note	Long	2,596	03/20/2018	323,694,117	322,025,687	—	(1,668,430)
Euro OAT	Short	(1,395)	03/08/2018	(263,093,697)	(259,738,697)	3,355,000	—
Euro-BTP Italy Government Bond	Short	(290)	03/08/2018	(48,253,136)	(47,370,770)	882,366	—
German Euro BOBL	Short	(241)	03/08/2018	(38,215,225)	(38,056,832)	158,393	—
German Euro Bund	Long	385	03/08/2018	75,104,539	74,686,779	—	(417,760)
OTC Put Options Exercise Price EUR 149.00 on German Euro Bund Futures	Long	800	02/23/2018	10,415	9,599	—	(816)
U.K. Gilt	Short	(313)	03/27/2018	(52,536,946)	(52,892,266)	—	(355,320)
U.S. Treasury Bond	Short	(1,299)	03/20/2018	(198,635,321)	(198,747,000)	—	(111,679)

Total						$6,527,167	$(6,125,505)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
BCLY	01/22/2018	USD	21,188,885	GBP	15,800,000	$—	$(159,926)
BNP	01/02/2018	USD	213,095	DKK	1,445,000	—	(19,822)
BNP	01/02/2018	DKK	86,537,959	USD	13,694,970	253,952	—
BNP	01/03/2018	USD	24,245,066	BRL	76,656,211	1,146,056	(2,636)
BNP	01/03/2018	BRL	76,656,211	USD	23,172,978	—	(71,332)
BNP	02/06/2018	ZAR	4,184,000	USD	307,312	28,892	—
BNP	02/15/2018	USD	59,185,794	GBP	44,887,000	—	(1,509,310)
BNP	02/15/2018	JPY	4,456,700,000	USD	39,767,089	—	(126,660)
BNP	04/03/2018	USD	2,463,263	BRL	9,300,000	—	(311,988)
BNP	04/03/2018	USD	38,399,935	DKK	257,419,800	—	(3,339,412)
BNP	04/18/2018	RUB	1,021,263,340	USD	17,102,864	363,287	—
BNP	10/01/2018	USD	13,830,738	DKK	85,734,959	—	(252,642)
BOA	01/02/2018	USD	44,657,097	DKK	293,467,719	—	(2,646,520)
BOA	01/24/2018	USD	7,523,814	MXN	143,245,000	274,103	—
BOA	01/24/2018	MXN	250,580,000	USD	12,753,591	—	(71,593)
BOA	02/15/2018	USD	20,805,269	EUR	17,763,000	—	(565,370)
BOA	02/15/2018	EUR	1,205,000	USD	1,431,822	17,912	—
BOA	03/14/2018	USD	14,177,964	SGD	19,285,009	—	(257,693)
BOA	04/03/2018	USD	118,247,213	DKK	805,666,000	—	(12,387,544)
BOA	04/03/2018	DKK	131,689,719	USD	21,109,213	243,624	—
BOA	07/02/2018	USD	14,497,484	DKK	94,290,000	—	(886,995)
BOA	07/03/2018	USD	14,188,609	DKK	95,225,000	—	(1,349,600)
CITI	01/03/2018	USD	25,764,072	BRL	85,227,549	79,308	—
CITI	01/03/2018	BRL	85,227,549	USD	26,174,159	—	(489,395)
CITI	02/02/2018	BRL	35,602,657	USD	10,715,623	—	(24,327)
CITI	02/05/2018	USD	23,287,237	JPY	2,640,000,000	—	(183,800)
CITI	02/06/2018	USD	193,734	ILS	678,000	—	(1,392)
CITI	02/13/2018	USD	41,659,312	JPY	4,720,000,000	—	(319,256)
CITI	02/15/2018	USD	4,863,469	GBP	3,705,000	—	(146,341)
CITI	02/15/2018	USD	48,538,231	JPY	5,430,700,000	234,492	—
CITI	02/15/2018	AUD	13,011,000	USD	9,966,426	185,020	—
CITI	03/05/2018	USD	44,589,694	JPY	4,980,000,000	250,568	—
CITI	03/13/2018	INR	60,931,005	USD	929,407	16,652	—
CITI	03/14/2018	USD	85,741,657	TWD	2,566,676,494	—	(889,122)
CITI	03/14/2018	SGD	19,105,000	USD	14,062,208	238,705	—
CITI	03/14/2018	TWD	725,554,480	USD	24,152,945	336,058	—
CITI	07/02/2018	USD	14,048,334	DKK	91,265,000	—	(842,583)
DUB	01/03/2018	USD	237,532	BRL	900,000	—	(33,699)
DUB	01/03/2018	BRL	900,000	USD	272,068	—	(837)
DUB	02/13/2018	USD	23,963,682	JPY	2,700,000,000	—	(49,482)
DUB	10/01/2018	USD	9,127,549	DKK	56,417,041	—	(139,880)
GSB	01/03/2018	USD	14,876,365	BRL	49,568,048	—	(61,805)
GSB	01/03/2018	BRL	49,568,048	USD	14,984,295	—	(46,125)
GSB	01/24/2018	USD	4,121,420	MXN	78,786,000	134,015	—
GSB	02/02/2018	BRL	49,568,048	USD	14,818,993	66,039	—
GSB	02/15/2018	USD	1,129,311	EUR	958,000	—	(23,257)
GSB	02/15/2018	USD	17,636,714	GBP	13,243,000	10,606	(280,753)
GSB	02/15/2018	USD	84,241,192	JPY	9,478,100,000	10,078	(72,506)
GSB	02/15/2018	JPY	4,023,800,000	USD	36,139,914	—	(349,945)
GSB	02/15/2018	EUR	9,474,000	USD	11,297,784	100,372	—
GSB	03/16/2018	USD	14,212,319	EUR	12,000,000	—	(252,114)
GSB	04/03/2018	USD	17,738,246	DKK	120,619,200	—	(1,819,561)
GSB	10/02/2018	USD	7,374,583	DKK	47,805,000	—	(478,808)
HSBC	01/03/2018	USD	16,991,036	BRL	57,000,000	—	(186,878)
HSBC	01/03/2018	BRL	57,000,000	USD	17,230,955	—	(53,041)
HSBC	01/24/2018	USD	2,770,445	MXN	52,937,000	91,273	—
HSBC	02/15/2018	USD	79,068,657	JPY	8,910,900,000	—	(189,963)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS (continued):
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
HSBC	03/07/2018	RUB	394,148,734	USD	6,644,057	$132,966	$—
HSBC	03/14/2018	TWD	50,689,390	USD	1,692,750	18,125	—
HSBC	04/18/2018	RUB	223,012,049	USD	3,739,460	74,602	—
HSBC	10/01/2018	DKK	739,000	USD	114,508	6,885	—
JPM	01/02/2018	USD	13,618,046	DKK	92,143,000	—	(1,234,345)
JPM	01/03/2018	USD	11,492,046	BRL	41,900,000	—	(1,135,228)
JPM	01/03/2018	BRL	41,900,000	USD	12,662,759	3,228	(38,714)
JPM	01/10/2018	USD	450,567	CAD	580,000	—	(10,951)
JPM	01/10/2018	USD	588,721	NZD	860,000	—	(20,684)
JPM	01/29/2018	USD	90,478,495	JPY	10,170,000,000	86,670	—
JPM	01/31/2018	USD	9,874,513	EUR	8,300,000	—	(103,160)
JPM	02/13/2018	USD	7,079,924	JPY	800,000,000	—	(35,088)
JPM	02/15/2018	USD	30,698,169	EUR	25,702,000	—	(223,869)
JPM	02/15/2018	USD	14,232,714	GBP	10,702,000	—	(238,269)
JPM	02/15/2018	USD	43,267,066	JPY	4,827,900,000	336,809	(11,836)
JPM	02/15/2018	JPY	9,062,200,000	USD	81,230,222	—	(625,854)
JPM	02/15/2018	GBP	26,295,000	USD	35,258,501	296,954	—
JPM	02/15/2018	EUR	10,325,000	USD	12,253,506	168,487	—
JPM	04/03/2018	USD	37,023,409	BRL	122,400,000	652,350	(154,823)
JPM	10/02/2018	USD	26,994,992	BRL	91,100,000	355,869	—
MSCS	02/13/2018	USD	22,245,075	JPY	2,520,000,000	—	(167,211)
MSCS	02/15/2018	EUR	3,432,000	USD	4,081,975	47,059	—
MSCS	03/05/2018	USD	22,300,837	JPY	2,490,000,000	131,274	—
MSCS	03/07/2018	RUB	405,805,700	USD	6,725,876	251,578	—
MSCS	03/14/2018	USD	295,640	THB	9,785,669	—	(5,159)
MSCS	07/03/2018	USD	13,815,308	BRL	47,200,000	—	(132,250)
NGFP	01/03/2018	USD	70,906,997	BRL	237,000,000	130,742	(647,704)
NGFP	01/03/2018	BRL	237,000,000	USD	73,648,229	—	(2,224,270)
NGFP	01/05/2018	TWD	583,017,233	USD	19,475,000	121,089	—
NGFP	03/14/2018	TWD	318,053,396	USD	10,663,000	71,977	—
NGFP	10/02/2018	USD	74,857,452	BRL	248,916,000	2,070,361	—
SCB	01/05/2018	USD	19,590,633	TWD	583,017,233	—	(5,456)
SCB	01/24/2018	MXN	7,946,000	USD	412,607	—	(10,455)
SCB	01/31/2018	USD	10,737,612	EUR	9,000,000	—	(81,552)
SCB	02/15/2018	USD	5,089,241	EUR	4,316,000	—	(103,332)
SCB	03/14/2018	TWD	583,017,233	USD	19,753,921	—	(75,852)
UBS	01/02/2018	DKK	45,950,000	USD	7,335,547	71,064	—
UBS	01/10/2018	GBP	32,913,000	USD	43,809,770	642,222	—
UBS	01/16/2018	RUB	334,292,750	USD	5,654,000	136,300	—
UBS	02/15/2018	USD	9,607,523	AUD	12,712,000	—	(310,637)
UBS	02/15/2018	USD	7,580,472	EUR	6,429,000	—	(154,248)
UBS	02/15/2018	EUR	7,160,000	USD	8,538,584	75,601	—
UBS	02/15/2018	GBP	2,191,000	USD	2,938,046	24,571	—
UBS	02/26/2018	USD	38,095,272	JPY	4,280,000,000	7,546	—
UBS	03/14/2018	USD	78,748,841	KRW	87,638,010,091	—	(3,215,847)
UBS	04/03/2018	USD	46,438,202	DKK	294,753,000	—	(1,354,539)
UBS	07/02/2018	DKK	140,390,000	USD	22,509,815	396,402	—

Total						$10,391,743	$(43,215,246)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (Y)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$365,163,239	$—	$365,163,239
Certificates of Deposit	—	42,200,000	—	42,200,000
Corporate Debt Securities	—	1,013,643,267	—	1,013,643,267
Foreign Government Obligations	—	157,546,212	—	157,546,212
Mortgage-Backed Securities	—	225,423,478	—	225,423,478
Municipal Government Obligations	—	12,247,787	—	12,247,787
U.S. Government Agency Obligations	—	1,183,972,816	—	1,183,972,816
U.S. Government Obligations	—	615,818,954	—	615,818,954
Commercial Paper	—	74,094,844	—	74,094,844
Short-Term Foreign Government Obligations	—	358,972,455	—	358,972,455
Short-Term U.S. Government Obligations	—	5,579,639	—	5,579,639
Securities Lending Collateral	11,008,147	—	—	11,008,147
Repurchase Agreement	—	1,079,569	—	1,079,569
Exchange-Traded Options Purchased	184,547	—	—	184,547
Over-the-Counter Options Purchased	—	0	—	0
Over-the-Counter Interest Rate Swaptions Purchased	—	718,787	—	718,787

Total Investments	$11,192,694	$4,056,461,047	$—	$4,067,653,741

Other Financial Instruments
Centrally Cleared Credit Default Swap Agreements	$—	$3,679,504	$—	$3,679,504
Centrally Cleared Interest Rate Swap Agreements	—	1,754,860	—	1,754,860
Over-the-Counter Credit Default Swap Agreements	—	7,029	—	7,029
Futures Contracts (Z)	6,527,167	—	—	6,527,167
Forward Foreign Currency Contracts (Z)	—	10,391,743	—	10,391,743

Total Other Financial Instruments	$6,527,167	$15,833,136	$—	$22,360,303

LIABILITIES
Other Financial Instruments
Reverse Repurchase Agreements	$—	$(193,852,250)	$—	$(193,852,250)
Exchange-Traded Options Written	(8,444)	—	—	(8,444)
Over-the-Counter Foreign Exchange Options Written	—	(85,685)	—	(85,685)
Over-the-Counter Interest Rate Swaptions Written	—	(638,671)	—	(638,671)
Centrally Cleared Interest Rate Swap Agreements	—	(5,328,409)	—	(5,328,409)
Over-the-Counter Credit Default Swap Agreements	—	(502,812)	—	(502,812)
Futures Contracts (Z)	(6,125,505)	—	—	(6,125,505)
Forward Foreign Currency Contracts (Z)	—	(43,215,246)	—	(43,215,246)

Total Other Financial Instruments	$(6,133,949)	$(243,623,073)	$—	$(249,757,022)

Transfers

Investments	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Mortgage-Backed Securities (M)	$—	$—	$—	$2,159,265

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(B)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $494,777,598, representing 17.5% of the Portfolio’s net assets.
(C)	Illiquid security. At December 31, 2017, the value of such securities amounted to $101,286,551 or 3.6% of the Portfolio’s net assets.
(D)	Rates disclosed reflect the yields at December 31, 2017.
(E)	Security in default; no interest payments received and/or dividends declared during the last 12 months. At December 31, 2017, the total value of such securities is $575,928, representing less than 0.1% of the Portfolio net assets.
(F)	Non-income producing securities.
(G)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $118,648,760, representing 4.2% of the Portfolio’s net assets.
(H)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At December 31, 2017, the value of this security is $287,964, representing less than 0.1% of the Portfolio net assets.
(I)	Perpetual maturity. The date displayed is the next call date.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,776,158. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(L)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(M)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period the security utilized significant unobservable inputs.
(N)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after December 31, 2017. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(O)	All or a portion of these securities have been segregated by the custodian as collateral for open over-the-counter options and/or swaptions, swap agreements and forward foreign currency contracts. The total value of such securities is $31,440,505.
(P)	Securities are subject to sale-buyback transactions.
(Q)	All or a portion of these securities have been segregated by the custodian as collateral for centrally cleared swap agreements. The total value of such securities is $22,639,034.
(R)	All or a portion of these securities have been segregated by the custodian as collateral to cover margin requirements for open futures contracts. The total value of such securities is $8,703,447.
(S)	Percentage rounds to less than 0.01% or (0.01)%.
(T)	Security deemed worthless.
(U)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (a) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (b) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
(V)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(W)	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
(X)	The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative had the notional amount of the swap agreement been closed/sold as of the period ended. Increasing market values, in absolute terms when compared to the notional amount of the swap agreement, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(Y)	The Portfolio recognizes transfers between Levels at the end of the reporting year. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(Z)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
ILS	Israel New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
NZD	New Zealand Dollar
RUB	Russian Ruble
SGD	Singapore Dollar
THB	Thai Baht
TWD	Taiwan New Dollar
USD	United States Dollar
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

BCI	Barclays Capital, Inc.
BCLY	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
CITI	Citibank N.A.
DUB	Deutsche Bank AG
GSB	Goldman Sachs Bank
GSI	Goldman Sachs International
HSBC	HSBC Bank USA
JPM	JPMorgan Chase Bank, N.A.
MLI	Merrill Lynch International
MSCS	Morgan Stanley Capital Services Inc.
NGFP	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
UBS	UBS AG

PORTFOLIO ABBREVIATIONS:

ABS	Asset-Backed Securities
BOBL	Bundesobligationen (German Federal Government Securities)
BRL-CDI	Brazil Interbank Deposit Rate
BTP	Buoni del Tesoro Poliennali (Italian Treasury Bonds)
CDOR	Canadian Dollar Offered Rate
CMT	Constant Maturity Treasury
COFI	11th District Monthly Weighted Average Cost of Funds Index
EURIBOR	Euro Interbank Offer Rate
LIBOR	London Interbank Offered Rate
MTA	Month Treasury Average
MTN	Medium Term Note
OAT	Obligations Assimilables du Tresor (Treasury Obligations)
OTC	Over-the-Counter
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $4,000,996,611) (including securities loaned of $10,776,158)	$4,066,574,172
Repurchase agreement, at value (cost $1,079,569)	1,079,569
Cash	1,933
Cash collateral pledged at broker:
Reverse repurchase agreements	432,000
Centrally cleared swap agreements	1,234,000
Futures contracts	910,000
Foreign currency, at value (cost $8,028,004)	8,020,850
Receivables and other assets:
Shares of beneficial interest sold	94,606
Investments sold	146,145
When-issued, delayed-delivery, forward and TBA commitments sold	1,360,629,848
Interest	15,592,298
Tax reclaims	889
Net income from securities lending	16,026
Variation margin receivable on centrally cleared swap agreements	1,603,487
Variation margin receivable on futures contracts	3,372,878
OTC swap agreements, at value	7,029
Unrealized appreciation on forward foreign currency contracts	10,391,743

Total assets	5,470,107,473

Liabilities:
Cash collateral received at broker:
TBA commitments	492,000
OTC derivatives (A)	362,000
Payables and other liabilities:
Shares of beneficial interest redeemed	387,638
When-issued, delayed-delivery, forward and TBA commitments purchased	2,395,416,270
Investment management fees	1,486,655
Distribution and service fees	191,362
Transfer agent costs	10,150
Trustees, CCO and deferred compensation fees	2,554
Audit and tax fees	61,642
Custody fees	156,553
Legal fees	29,379
Printing and shareholder reports fees	170,213
Interest	257,625
Other	20,256
Collateral for securities on loan	11,008,147
OTC swap agreements, at value	502,812
Reverse repurchase agreements, at value (cost $193,852,250)	193,852,250
Written options and swaptions, at value (premium received $3,236,315)	732,800
Unrealized depreciation on forward foreign currency contracts	43,215,246

Total liabilities	2,648,355,552

Net assets	$2,821,751,921

Net assets consist of:
Capital stock ($0.01 par value)	$2,447,696
Additional paid-in capital	2,718,595,721
Undistributed (distributions in excess of) net investment income (loss)	58,483,454
Accumulated net realized gain (loss)	5,200,414
Net unrealized appreciation (depreciation) on:
Investments	65,577,561
Written options and swaptions	2,503,515
Swap agreements	1,263,958
Futures contracts	401,662
Forward foreign currency contracts	(32,823,503)
Translation of assets and liabilities denominated in foreign currencies	101,443

Net assets	$2,821,751,921

Net assets by class:
Initial Class	$1,920,196,969
Service Class	901,554,952

Shares outstanding:
Initial Class	166,073,645
Service Class	78,695,909

Net asset value and offering price per share:
Initial Class	$11.56
Service Class	11.46

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income	$77,755,171
Net income (loss) from securities lending	89,081
Withholding taxes on foreign income	(10,437)

Total investment income	77,833,815

Expenses:
Investment management fees	17,467,026
Distribution and service fees:
Service Class	2,291,943
Transfer agent costs	40,959
Trustees, CCO and deferred compensation fees	75,839
Audit and tax fees	92,608
Custody fees	908,997
Legal fees	203,278
Printing and shareholder reports fees	159,292
Interest	118,391
Other	104,406

Total expenses	21,462,739

Net investment income (loss)	56,371,076

Net realized gain (loss) on:
Investments	31,166,391
Written options and swaptions	6,610,098
Swap agreements	(9,720,898)
Futures contracts	6,005,154
Forward foreign currency contracts	6,177,631
Foreign currency transactions	675,918
TBA short commitments	205,088

Net realized gain (loss)	41,119,382

Net change in unrealized appreciation (depreciation) on:
Investments	77,753,188
Written options and swaptions	514,474
Swap agreements	4,636,681
Futures contracts	4,290,708
Forward foreign currency contracts	(53,331,838)
Translation of assets and liabilities denominated in foreign currencies	206,529

Net change in unrealized appreciation (depreciation)	34,069,742

Net realized and change in unrealized gain (loss)	75,189,124

Net increase (decrease) in net assets resulting from operations	$131,560,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$56,371,076	$63,342,389
Net realized gain (loss)	41,119,382	(22,006,924)
Net change in unrealized appreciation (depreciation)	34,069,742	17,337,556

Net increase (decrease) in net assets resulting from operations	131,560,200	58,673,021

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	—	(38,944,427)
Service Class	—	(20,918,206)

Total dividends and/or distributions from net investment income	—	(59,862,633)

Net realized gains:
Initial Class	(18,808,686)	(1,290,665)
Service Class	(9,071,026)	(772,261)

Total dividends and/or distributions from net realized gains	(27,879,712)	(2,062,926)

Total dividends and/or distributions to shareholders	(27,879,712)	(61,925,559)

Capital share transactions:
Proceeds from shares sold:
Initial Class	66,806,727	538,208,970
Service Class	14,621,393	49,906,405

	81,428,120	588,115,375

Dividends and/or distributions reinvested:
Initial Class	18,808,686	40,235,092
Service Class	9,071,026	21,690,467

	27,879,712	61,925,559

Cost of shares redeemed:
Initial Class	(94,692,233)	(194,549,559)
Service Class	(80,991,912)	(77,661,601)

	(175,684,145)	(272,211,160)

Net increase (decrease) in net assets resulting from capital share transactions	(66,376,313)	377,829,774

Net increase (decrease) in net assets	37,304,175	374,577,236

Net assets:
Beginning of year	2,784,447,746	2,409,870,510

End of year	$2,821,751,921	$2,784,447,746

Undistributed (distributions in excess of) net investment income (loss)	$58,483,454	$(1,085,690)

Capital share transactions - shares:
Shares issued:
Initial Class	5,809,955	47,333,767
Service Class	1,290,843	4,451,384

	7,100,798	51,785,151

Shares reinvested:
Initial Class	1,631,282	3,544,942
Service Class	793,616	1,921,210

	2,424,898	5,466,152

Shares redeemed:
Initial Class	(8,259,717)	(17,082,948)
Service Class	(7,158,883)	(6,931,404)

	(15,418,600)	(24,014,352)

Net increase (decrease) in shares outstanding:
Initial Class	(818,480)	33,795,761
Service Class	(5,074,424)	(558,810)

	(5,892,904)	33,236,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class

	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$11.13	$11.11		$11.67	$11.37		$12.08

Investment operations:
Net investment income (loss) (A)	0.24	0.28	(B)	0.25	0.17		0.22
Net realized and unrealized gain (loss)	0.30	0.03	(C)	(0.17)	0.35		(0.52)

Total investment operations	0.54	0.31		0.08	0.52		(0.30)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.28)		(0.33)	(0.22)		(0.26)
Net realized gains	(0.11)	(0.01)		(0.31)	—		(0.15)

Total dividends and/or distributions to shareholders	(0.11)	(0.29)		(0.64)	(0.22)		(0.41)

Net asset value, end of year	$11.56	$11.13		$11.11	$11.67		$11.37

Total return (D)	4.89%	2.71%		0.69%	4.58%		(2.46)%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,920,197	$1,858,007		$1,478,877	$959,735		$1,364,881
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%	0.68%		0.70%	0.71%		0.70%
Including waiver and/or reimbursement and recapture	0.68%	0.67	%(B)	0.70%	0.71%		0.70%
Net investment income (loss) to average net assets	2.09%	2.52	%(B)	2.19%	1.49	%(E)	1.83%
Portfolio turnover rate (F)	61%	47%		61%	139%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$11.06	$11.04		$11.59	$11.30		$12.01

Investment operations:
Net investment income (loss) (A)	0.21	0.26	(B)	0.21	0.14		0.19
Net realized and unrealized gain (loss)	0.30	0.02	(C)	(0.15)	0.34		(0.52)

Total investment operations	0.51	0.28		0.06	0.48		(0.33)

Dividends and/or distributions to shareholders:
Net investment income	—	(0.25)		(0.30)	(0.19)		(0.23)
Net realized gains	(0.11)	(0.01)		(0.31)	—		(0.15)

Total dividends and/or distributions to shareholders	(0.11)	(0.26)		(0.61)	(0.19)		(0.38)

Net asset value, end of year	$11.46	$11.06		$11.04	$11.59		$11.30

Total return (D)	4.64%	2.47%		0.52%	4.25%		(2.68)%

Ratio and supplemental data:
Net assets end of year (000’s)	$901,555	$926,441		$930,994	$960,561		$969,919
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.93%		0.95%	0.97%		0.95%
Including waiver and/or reimbursement and recapture	0.93%	0.92	%(B)	0.95%	0.97%		0.95%
Net investment income (loss) to average net assets	1.84%	2.28	%(B)	1.85%	1.23	%(E)	1.58%
Portfolio turnover rate (F)	61%	47%		61%	139%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Portfolio shares and fluctuating market values during the period.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Includes interest fee on sale-buyback transactions, representing 0.01% of average net assets.
(F)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PIMCO Total Return VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Short-term notes: The Portfolio normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from unrealized appreciation or depreciation on investments to interest receivable within the Statement of Assets and Liabilities.

PIKs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Portfolio may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Portfolio engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Portfolio engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Portfolio will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Portfolio if the other party to the transaction defaults on its obligation to make payment or delivery, and the Portfolio is delayed or prevented from completing the transaction. The Portfolio may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Portfolio sells a security on a delayed-delivery basis, the Portfolio does not participate in future gains and losses on the security.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of the Portfolio’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities.

When-issued, delayed-delivery, forward and TBA commitment transactions held at December 31, 2017, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Reverse repurchase agreements: The Portfolio may enter into reverse repurchase agreements in which the Portfolio sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. The Portfolio may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Pursuant to the terms of the reverse repurchase agreements, the Portfolio’s custodian must segregate assets with an aggregate market value greater than or equal to 100% of the repurchase price. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Portfolio are obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio is subject to the risk that the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio. In the event of a default by the counterparty, there may be delays, costs and risks of loss involved in the Portfolio exercising its rights under the agreement, or those rights may be limited by other contractual agreements.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 91,787,050	365	1.07%

Open reverse repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities. The interest expense is included in interest income on the Statement of Operations.

Sale-buyback: The Portfolio may enter into sale-buyback financing transactions. The Portfolio accounts for sale-buyback financing transactions as borrowing transactions and realize gains and losses on these transactions at the end of the roll period. Sale-buyback financing transactions involve sales by the Portfolio of securities and simultaneously contracts to repurchase the same or substantially similar securities at an agreed upon price and date.

The Portfolio forgoes principal and interest paid during the roll period on the securities sold in a sale-buyback financing transaction. The Portfolio is compensated by the difference between the current sales price and the price for the future purchase (often referred to as the “price drop”), as well as by any interest earned on the proceeds of the securities sold. Sale-buyback financing transactions may be renewed with a new sale and a repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract. Sale-buyback financing transactions expose the Portfolio to risks such as, the buyer under the agreement may file for bankruptcy, become insolvent, or otherwise default on its obligations to the Portfolio, the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. The Portfolio’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Portfolio’s forward commitment to repurchase the subject security. Sale-buyback financing transactions accounted for as borrowing transactions are excluded from the Portfolio’s portfolio turnover rates. The Portfolio recognizes price drop fee income on a straight line basis over the period of the roll. For the year ended December 31, 2017, the Portfolio earned price drop fee income of $281,506. The price drop fee income is included in Interest income within the Statement of Operations.

The outstanding payable for securities to be repurchased, if any, is included in Payable for sale-buyback financing transactions within the Statement of Assets and Liabilities. The interest expense is included within Interest income on the Statement of Operations. In periods of increased demand of the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio, and is reflected within Interest income on the Statement of Operations.

For the year ended December 31, 2017, the Portfolio’s average borrowings are as follows:

Average Daily Borrowing	Number of Days Outstanding	Weighted Average Interest Rate
$ 18,114,087	143	0.65%

Open sale-buyback financing transactions at December 31, 2017, if any, are identified within the Schedule of Investments.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$10,807,029	$—	$—	$—	$10,807,029
U.S. Government Obligations	201,118	—	—	—	201,118
Total Securities Lending Transactions	$11,008,147	$—	$—	$—	$11,008,147
Reverse Repurchase Agreements
U.S. Government Obligations	$9,552,000	$39,844,000	$144,024,045	$—	$193,420,045
Cash	432,205	—	—	—	432,205
Total Reverse Repurchase Agreements	$9,984,205	$39,844,000	$144,024,045	$—	$193,852,250
Total Borrowings	$20,992,352	$39,844,000	$144,024,045	$—	$204,860,397

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Option contracts: The Portfolio is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio may enter into option contracts to manage exposure to various market fluctuations. The Portfolio may purchase or write call and put options on securities and derivative instruments in which the Portfolio owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on futures: The Portfolio may purchase or write options on futures. Purchasing or writing options on futures gives the Portfolio the right, but not obligation to buy or sell a position on a futures contract at the specified option exercise price at any time during the period of the option.

Options on foreign currency: The Portfolio may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Portfolio the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Interest rate swaptions: The Portfolio may purchase or write interest rate swaption agreements which are options to enter into a pre-defined swap agreement by some specific date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Portfolio writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Portfolio bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

Open option contracts at December 31, 2017, if any, are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Swap agreements: Swap agreements are bilaterally negotiated agreements between the Portfolio and a counterparty to exchange or swap investments, cash flows, assets, foreign currencies, or market-linked returns at specified, future intervals. Swap agreements can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction or executed on a regular market. Certain swaps regardless of the venue of execution are required to be cleared through a clearinghouse (“centrally cleared swap agreements”). Centrally cleared swap agreements listed or traded on a multilateral platform, are valued at the daily settlement price determined by the corresponding exchange. For centrally cleared credit default swap agreements the clearing exchange requires all members to provide applicable levels across complete term levels. Centrally cleared interest rate swap agreements are valued using a pricing model that references the underlying rates including but not limited to the overnight index swap rate and London Interbank Offered Rate (“LIBOR”) forward rate to calculate the daily settlement price. The Portfolio may enter into credit default, cross-currency, interest rate, total return, and other forms of swap agreements to manage exposure to credit, currency, interest rate, and commodity risks. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swap agreements are marked-to-market daily based upon values from third party vendors, which may include a registered exchange, or quotations from market makers to the extent available and the change in value, if any, is recorded as an unrealized gain or loss within the Statement of Assets and Liabilities.

For OTC swap agreements, payments received or made at the beginning of the measurement period are reflected as such within the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as Net realized gain (loss) Swap agreements within the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

of the swap is recorded as Net realized gain (loss) Swap agreements within the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of Net realized gain (loss) Swap agreements within the Statement of Operations.

Credit default swap agreements: The Portfolio is subject to credit risk in the normal course of pursuing its investment objective. The Portfolio enters into credit default swap agreements to manage its exposure to the market or certain sectors of the market to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Credit default swap agreements involve the exchange of a fixed rate premium for protection against the loss in value of an underlying security in the event of a defined credit event, such as payment default or bankruptcy (buy protection).

Under a credit default swap agreement, one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs (sell protection). The Portfolio’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the notional amount of the contract. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

The Portfolio sells credit default swap agreements, which exposes it to risk of loss from credit risk related events specified in the contracts. Although contract-specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. If a defined credit event had occurred during the period, the swap agreements’ credit-risk-related contingent features would have been triggered, and the Portfolio would have been required to pay the notional amounts for the credit default swap agreements with a sell protection less the value of the contracts’ related reference obligations.

Interest rate swap agreements: The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objective. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk, the Portfolio enters into interest rate swap agreements. Under an interest rate swap agreement, two parties will exchange cash flows based on a notional principal amount. A Portfolio with interest rate agreements can elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. The risks of interest rate swap agreements include changes in market conditions which will affect the value of the contract or the cash flows, and the possible inability of the counterparty to fulfill its obligations under the agreement. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparties over the contracts’ remaining lives, to the extent that amount is positive. This risk is mitigated by having a master netting arrangement between the Portfolio and the counterparty, and by the posting of collateral.

Open centrally cleared swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. Centrally cleared swap agreements are marked-to-market daily and an appropriate payable or receivable for the variation margin is recorded, if applicable, and is shown in Variation margin receivable or payable on centrally cleared swap agreements within the Statement of Assets and Liabilities.

Open OTC swap agreements at December 31, 2017, if any, are listed within the Schedule of Investments. The value, as applicable, is shown in OTC swap agreements, at value within the Statement of Assets and Liabilities.

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A) (B)	$903,334	$—	$—	$—	$—	$903,334
Centrally cleared swap agreements, at value (B) (C)	1,754,860	—	—	3,679,504	—	5,434,364
OTC swap agreements, at value	—	—	—	7,029	—	7,029
Net unrealized appreciation on futures contracts (B) (D)	6,527,167	—	—	—	—	6,527,167
Unrealized appreciation on forward foreign currency contracts	—	10,391,743	—	—	—	10,391,743
Total	$9,185,361	$10,391,743	$—	$3,686,533	$—	$23,263,637

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions, at value (B)	$(647,115)	$(85,685)	$—	$—	$—	$(732,800)
Centrally cleared swap agreements, at value (B) (C)	(5,328,409)	—	—	—	—	(5,328,409)
OTC swap agreements, at value	—	—	—	(502,812)	—	(502,812)
Net unrealized depreciation on futures contracts (B) (D)	(6,125,505)	—	—	—	—	(6,125,505)
Unrealized depreciation on forward foreign currency contracts	—	(43,215,246)	—	—	—	(43,215,246)
Total	$(12,101,029)	$(43,300,931)	$—	$(502,812)	$—	$(55,904,772)

(A)	Included within Investments, at value on the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(C)	Included within Value of centrally cleared swap agreements as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(D)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported within the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$(598,687)	$—	$—	$—	$—	$(598,687)
Written options and swaptions	2,580,666	4,029,432	—	—	—	6,610,098
Swap agreements	(12,190,503)	—	—	2,469,605	—	(9,720,898)
Futures contracts	6,005,154	—	—	—	—	6,005,154
Forward foreign currency contracts	—	6,177,631	—	—	—	6,177,631
Total	$(4,203,370)	$10,207,063	$—	$2,469,605	$—	$8,473,298

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$(1,081,359)	$—	$—	$—	$—	$(1,081,359)
Written options and swaptions	682,694	(168,220)	—	—	—	514,474
Swap agreements	5,102,761	—	—	(466,080)	—	4,636,681
Futures contracts	4,290,708	—	—	—	—	4,290,708
Forward foreign currency contracts	—	(53,331,838)	—	—	—	(53,331,838)
Total	$8,994,804	$(53,500,058)	$—	$(466,080)	$—	$(44,971,334)

(A)	Included within Net realized gain (loss) on transactions from Investments on the Statement of Operations.
(B)	Includedwithin Net change in unrealized appreciation (depreciation) on Investments on the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Purchased Options and Swaptions at value		Written Options and Swaptions at value		Swap Agreements at Notional Amount	Futures Contracts at Notional Amount		Forward Foreign Currency Contracts at Contract Amount
Calls	Puts	Calls	Puts		Long	Short	Purchased	Sold
$ 12,160	$ 873,035	$ (665,280)	$ (670,669)	$ 723,961,884	1,351,746,154	(1,079,623,077)	$ 450,489,751	$ 1,141,908,491

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
Bank of America, N.A.	$535,639	$(535,639)	$—	$—	$18,168,820	$(535,639)	$(17,144,745)	$488,436
Barclays Bank PLC	—	—	—	—	159,926	—	(159,926)	—
Barclays Capital, Inc.	2,982	(2,982)	—	—	502,719	(2,982)	—	499,737
BNP Paribas	1,794,317	(1,794,317)	—	—	5,633,864	(1,794,317)	(3,488,176)	351,371
Citibank N.A.	1,340,803	(1,340,803)	—	—	2,905,390	(1,340,803)	(1,349,409)	215,178
Deutsche Bank AG	—	—	—	—	223,898	—	—	223,898
Goldman Sachs Bank	518,975	(518,975)	—	—	3,607,820	(518,975)	(2,765,587)	323,258
Goldman Sachs International	1,917	—	—	1,917	—	—	—	—
HSBC Bank USA	323,851	(323,851)	—	—	429,913	(323,851)	—	106,062
JPMorgan Chase Bank, N.A.	1,900,367	(1,900,367)	—	—	3,832,821	(1,900,367)	(1,894,183)	38,271
Merrill Lynch International	344,675	(344,675)	—	—	376,549	(344,675)	—	31,874
Morgan Stanley Capital Services, Inc.	606,158	(403,783)	(202,375)	—	403,783	(403,783)	—	—
Nomura Global Financial Products, Inc.	2,394,169	(2,394,169)	—	—	2,871,974	(2,394,169)	(477,805)	—
Standard Chartered Bank	—	—	—	—	289,666	—	—	289,666
UBS AG	1,353,706	(1,353,706)	—	—	5,035,271	(1,353,706)	(3,681,565)	—
Other Derivatives (C)	12,146,078	—	—	12,146,078	11,462,358	—	—	11,462,358

Total	$23,263,637	$(10,913,267)	$(202,375)	$12,147,995	$55,904,772	$(10,913,267)	$(30,961,396)	$14,030,109

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options and exchange-traded swap agreements, are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.68%
Over $250 million up to $500 million	0.67%
Over $500 million up to $750 million	0.66%
Over $750 million up to $1 billion	0.63%
Over $1 billion up to $3 billion	0.60%
Over $3 billion	0.57%
TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.80%	May 1, 2018
Service Class	1.05%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.80%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ 56,237,002	$ 22,317,390	$ (100,133)

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	4	83.63%	83.63%
Service Class	1	89.11%	89.11%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 854,415,117	$ 564,748,547	$ 745,368,041	$ 715,476,201

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, foreign currency transactions, futures contracts, options, swaps, straddle deferrals, defaulted bond income accruals and dollar roll adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to swaps, foreign currency gain and losses, paydown gain/loss,

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

foreign capital gains taxes, CCP fees and prior period adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 3,198,068	$ (3,198,068)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 4,023,312,006	$ 86,633,607	$ (66,472,342)	$ 20,161,265

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 61,856	$ 27,817,856	$ —	$ 61,892,172	$ 33,387	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 83,141,954	$ —	$ —	$ —	$ (3,071,349)	$ 20,637,899

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables - Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PIMCO Total Return VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PIMCO Total Return VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica PIMCO Total Return VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica PIMCO Total Return VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $27,817,856 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

MARKET ENVIRONMENT

Inflation securities performed well in 2017 as the base effect of higher commodity prices, expectations of fiscal stimulus in the U.S. and acceleration of economic growth across most major economies contributed to an increase of both realized inflation and inflation expectations. Inflation forecasts also advanced due to the expectation that the Trump administration’s plans for pro-growth fiscal policy in the form of tax cuts and infrastructure spending would contribute to higher growth and inflation. Growing skepticism in the ability of Congress to pass any meaningful fiscal stimulus weighed on inflation expectations during the summer. In the third quarter, oil production cuts and the continued acceleration of global growth helped oil prices break-out in a rally that lasted through the year end. The impact of a particularly active hurricane season also contributed to higher inflation during the late third and early fourth quarter. Inflation expectations were further bolstered during this time by the increasing probability that Congress would ultimately deliver tax reform, which was officially signed into law in December.

U.S. Treasury Inflation-Protected Securities (“TIPS”) outperformed nominal Treasuries, as rising breakeven rates contributed to excess returns that were concentrated in the first and third quarters of 2017. As the U.S. dollar depreciated in 2017, after a more than two-year rally, foreign exchange was a major factor in outperformance of non-U.S. TIPS. European linkers benefited from euro appreciation and an increase in growth and inflation that exceeded expectations. Inflation-related credit generated strong performance, as spreads tightened throughout the year, driven in large part by strong demand that continues to support credit in the current low rate environment.

PERFORMANCE

For the year ended December 31, 2017, Transamerica PineBridge Inflation Opportunities VP, Initial Class returned 3.42%. By comparison, its primary and secondary benchmarks, the Bloomberg Barclays US Treasury Inflation Protected Securities Index and the Bloomberg Barclays Global Inflation Linked Bond Index, returned 3.01% and 8.67%, respectively.

STRATEGY REVIEW

The Portfolio’s exposure to inflation related corporate credit was the largest singular contributor to performance. Securities within the financial sector outperformed among corporates and contributed to the Portfolio’s performance. The Portfolio’s allocation to commodity related issuers also contributed to returns during the year.

Yield curve positioning detracted from performance, mainly as a result of the lower carry within the Portfolio as a result of a short overall duration relative to the index. Curve positioning was negative as the flattening of the curve throughout the year detracted from performance. Exposure to non-domestic rates was positive, particularly exposure to New Zealand, Brazil, and Australia duration as nominal yields in those markets outperformed U.S. rates.

Although the Portfolio’s non-dollar exposure was partially hedged during the year, the Portfolio’s foreign exchange allocation (via non-U.S. linkers) contributed to performance versus the benchmark. Primary currency contributors were the British pound and euro, both of which appreciated versus the dollar. Security selection within U.S. TIPS had a positive impact on performance as the Portfolio took advantage of opportunities at the front-end of the U.S. TIPS curve.

During the period, the Portfolio utilized derivatives. These positions detracted from performance.

Robert A. Vanden Assem, CFA

Roberto Coronado

Co-Portfolio Managers

PineBridge Investments, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

(unaudited)

Portfolio Characteristics	Years
Average Maturity §	8.14
Duration †	6.23

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	55.1%
AAA	3.0
AA	12.3
A	6.3
BBB	18.8
BB	2.9
B	1.3
Not Rated	0.1
Net Other Assets (Liabilities) ^	0.2
Total	100.0%

§	Average Maturity is computed by weighting the maturity of each security in the Portfolio by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡	Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Portfolio itself has not been rated by an independent agency.

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	3.42%	(0.30)%	1.62%	05/01/2011
Bloomberg Barclays US Treasury Inflation Protected Securities Index (A)	3.01%	0.13%	2.36%
Bloomberg Barclays Global Inflation Linked Bond Index (B)	8.67%	1.44%	2.61%
Service Class	3.13%	(0.56)%	1.62%	05/01/2011

(A) The Bloomberg Barclays US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(B) The Bloomberg Barclays Global Inflation Linked Bond Index cover eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Debt income investing is subject to credit risk, inflation risk, and interest rate risk. Credit risk is the risk that the issuer of a bond won’t meet their payments. Inflation risk is the risk that inflation could outpace a bond’s interest income. Interest rate risk is the risk that fluctuations in interest rates will affect the price of a bond. An increase in interest rates may result in a decrease in the Portfolio’s value.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,019.70	$3.36	$1,021.90	$3.36	0.66%
Service Class	1,000.00	1,018.00	4.58	1,020.70	4.58	0.90

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES - 22.1%
Banks - 8.8%
BAC Capital Trust XIV 3-Month LIBOR + 0.40%, 4.00% (A), 01/16/2018 (B)	$ 779,000	$ 696,138
Bank of America Corp.
CPI-YoY + 1.10%, 3.33% (A), 11/19/2024, MTN	5,000,000	4,737,500
4.18%, 11/25/2027, MTN	152,000	158,728
Fixed until 04/24/2037, 4.24% (A), 04/24/2038	891,000	966,317
BankBoston Capital Trust IV 3-Month LIBOR + 0.60%, 2.12% (A), 06/08/2028	269,000	250,170
Barclays PLC 3-Month LIBOR + 2.11%, 3.52% (A), 08/10/2021	231,000	241,697
Citigroup, Inc.
3-Month LIBOR + 1.19%, 2.57% (A), 08/02/2021	465,000	473,666
1.38*CPI-YoY, 2.82% (A), 03/27/2025, MTN	1,000,000	981,330
Fixed until 07/24/2027, 3.67% (A), 07/24/2028	674,000	683,806
CPI-YoY + 2.50%, 4.54% (A), 03/30/2020, MTN	2,000,000	2,044,020
Corestates Capital II 3-Month LIBOR + 0.65%, 2.01% (A), 01/15/2027 (C)	244,000	229,970
HSBC Holdings PLC
3-Month LIBOR + 1.50%, 2.84% (A), 01/05/2022	1,600,000	1,654,172
Fixed until 05/22/2027, 6.00% (A), 05/22/2027 (B)	336,000	353,220
JPMorgan Chase & Co. 3-Month LIBOR + 1.23%, 2.59% (A), 10/24/2023	275,000	282,120
Regions Financial Corp. 2.75%, 08/14/2022	310,000	309,025
Royal Bank of Scotland Group PLC
Fixed until 03/08/2022, 2.00% (A), 03/08/2023, MTN (D)	EUR 400,000	504,162
Fixed until 05/15/2022, 3.50% (A), 05/15/2023	$ 200,000	200,436
Fixed until 08/15/2021, 8.63% (A), 08/15/2021 (B)	234,000	263,543
Standard Chartered PLC 3-Month LIBOR + 1.51%, 2.89% (A), 01/30/2027 (B) (C)	400,000	374,000
SunTrust Capital III 3-Month LIBOR + 0.65%, 2.24% (A), 03/15/2028	239,000	218,685
Swedbank AB Fixed until 11/22/2022, 1.00% (A), 11/22/2027, MTN (D)	EUR 400,000	478,264
UniCredit SpA Fixed until 06/19/2027, 5.86% (A), 06/19/2032 (C)	241,000	256,799

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Wachovia Capital Trust II 3-Month LIBOR + 0.50%, 1.86% (A), 01/15/2027	$ 354,000	$ 330,990

		16,688,758

Building Products - 0.4%
Masco Corp. 3.50%, 11/15/2027	827,000	815,280

Capital Markets - 2.0%
Credit Suisse Group Funding Guernsey, Ltd. 3-Month LIBOR + 2.29%, 3.64% (A), 04/16/2021	1,257,000	1,320,629
Goldman Sachs Group, Inc. 3-Month LIBOR + 1.16%, 2.52% (A), 04/23/2020	473,000	480,288
3-Month LIBOR + 1.17%, 2.59% (A), 11/15/2021	824,000	836,044
Fixed until 11/10/2022, 5.00% (A), 11/10/2022 (B)	759,000	746,856
Morgan Stanley Fixed until 07/22/2027, 3.59% (A), 07/22/2028	404,000	407,718

		3,791,535

Chemicals - 0.2%
Mosaic Co. 4.05%, 11/15/2027	205,000	205,537
RPM International, Inc. 4.25%, 01/15/2048	152,000	151,114

		356,651

Construction Materials - 0.4%
Vulcan Materials Co. 3-Month LIBOR + 0.60%, 2.19% (A), 06/15/2020	827,000	827,587

Consumer Finance - 1.5%
Ford Motor Credit Co. LLC 3-Month LIBOR + 0.79%, 2.34% (A), 06/12/2020	628,000	632,112
Navient Corp. CPI-YoY + 2.15%, 4.38% (A), 12/15/2020, MTN	189,000	188,055
CPI-YoY + 2.25%, 4.45% (A), 05/03/2019, MTN	2,000,000	1,969,760

		2,789,927

Diversified Financial Services - 1.1%
Hartford Life Institutional Funding CPI-YoY + 2.30%, 4.34% (A), 05/08/2018, MTN (C) (E)	2,000,000	2,014,020

Diversified Telecommunication Services - 0.1%
Verizon Communications, Inc. 3-Month LIBOR + 0.37%, 1.79% (A), 08/15/2019	223,000	223,211

Electric Utilities - 0.2%
FirstEnergy Corp. 3.90%, 07/15/2027	268,000	274,605

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance - 1.1%
Chubb Corp. 3-Month LIBOR + 2.25%, 3.61% (A), 03/29/2067	$ 556,000	$ 551,830
Hartford Financial Services Group, Inc. 3-Month LIBOR + 2.13%, 3.54% (A), 02/12/2067 (C)	1,051,000	1,019,470
Pacific Life Insurance Co. Fixed until 10/24/2047, 4.30% (A), 10/24/2067 (C)	209,000	209,648
Prudential Financial, Inc. Fixed until 06/15/2018, 8.88% (A), 06/15/2068	255,000	261,949

		2,042,897

Machinery - 0.1%
CNH Industrial NV 3.85%, 11/15/2027, MTN	197,000	196,677

Media - 0.1%
Charter Communications Operating LLC / Charter Communications Operating Capital 5.38%, 05/01/2047	194,000	198,918

Metals & Mining - 2.1%
Anglo American Capital PLC 4.00%, 09/11/2027 (C)	229,000	227,470
Glencore Funding LLC
3.88%, 10/27/2027 (C)	184,000	181,564
4.00%, 04/16/2025 - 03/27/2027 (C)	792,000	796,676
Kinross Gold Corp. 4.50%, 07/15/2027 (C)	267,000	268,669
Newcrest Finance Pty, Ltd.
4.20%, 10/01/2022 (C)	1,050,000	1,093,585
5.75%, 11/15/2041 (C)	515,000	589,142
Vale Overseas, Ltd. 6.25%, 08/10/2026	704,000	815,584

		3,972,690

Multi-Utilities - 0.6%
National Grid PLC 1.25%, 10/06/2021, MTN (D)	GBP 520,000	877,149
WEC Energy Group, Inc. 3-Month LIBOR + 2.11%, 3.53% (A), 05/15/2067	$ 242,000	234,009

		1,111,158

Oil, Gas & Consumable Fuels - 2.9%
Andeavor 3.80%, 04/01/2028	755,000	756,805
Andeavor Logistics, LP Fixed until 02/15/2023, 6.88% (A), 02/15/2023 (B)	381,000	386,791
Andeavor Logistics, LP / Tesoro Logistics Finance Corp. 4.25%, 12/01/2027	380,000	383,261
BP Capital Markets PLC 3-Month LIBOR + 0.65%, 2.26% (A), 09/19/2022	569,000	576,637
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	874,000	868,538

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer Partners, LP Fixed until 02/15/2023, 6.25% (A), 02/15/2023 (B)	$ 755,000	$ 733,294
EnLink Midstream Partners, LP 4.85%, 07/15/2026	406,000	425,434
Fixed until 12/15/2022, 6.00% (A), 12/15/2022 (B)	142,000	135,937
Enterprise Products Operating LLC Fixed until 08/16/2027, 5.25% (A), 08/16/2077	278,000	275,220
Hess Corp. 4.30%, 04/01/2027	130,000	130,318
Marathon Oil Corp. 4.40%, 07/15/2027	345,000	360,548
Noble Energy, Inc. 3.85%, 01/15/2028 (F)	260,000	260,795
ONEOK, Inc. 4.00%, 07/13/2027	99,000	100,339
Sunoco Logistics Partners Operations, LP 5.40%, 10/01/2047	154,000	155,040

		5,548,957

Transportation Infrastructure - 0.5%
Heathrow Funding, Ltd. 1.37%, 03/28/2032 (D)	GBP 573,757	966,920

Total Corporate Debt Securities (Cost $41,323,100)		41,819,791

FOREIGN GOVERNMENT OBLIGATIONS - 20.9%
Australia - 2.2%
Australia Government Bond 1.00%, 11/21/2018 (D)	AUD 5,000,000	4,214,795

Brazil - 0.5%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2019	BRL 3,000,000	885,520

France - 4.0%
France Government Bond OAT 2.10%, 07/25/2023 (D)	EUR 1,893,511	2,712,191
France Republic Government Bond OAT 0.10%, 07/25/2021 (D)	3,875,840	4,919,749

		7,631,940

Italy - 3.2%
Italy Buoni Poliennali del Tesoro
0.10%, 05/15/2022 (D)	2,569,100	3,154,208
1.25%, 09/15/2032 (D)	1,018,290	1,244,007
2.10%, 09/15/2021 (D)	1,325,316	1,762,475

		6,160,690

Mexico - 1.0%
Mexico Udibonos
Series S,
2.50%, 12/10/2020	MXN 16,667,040	825,320
4.50%, 12/04/2025	18,910,269	1,030,325

		1,855,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS (continued)
New Zealand - 0.8%
New Zealand Government Bond 2.00%, 09/20/2025 (D)	NZD 2,000,000	$ 1,572,294

Spain - 1.7%
Spain Government Inflation-Linked Bond 0.55%, 11/30/2019 (D)	EUR 2,551,950	3,181,794

United Kingdom - 7.5%
U.K. Gilt Inflation-Linked 0.13%, 11/22/2019 - 03/22/2044 (D)	GBP 9,395,283	14,160,241

Total Foreign Government Obligations (Cost $37,818,379)		39,662,919

MORTGAGE-BACKED SECURITY - 0.1%
DBCG Mortgage Trust Series 2017-BBG, Class A, 1-Month LIBOR + 0.70%, 2.18% (A), 06/15/2034 (C)	$ 150,000	150,000

Total Mortgage-Backed Security (Cost $150,000)		150,000

U.S. GOVERNMENT AGENCY OBLIGATIONS - 1.4%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
1-Month LIBOR + 1.65%, 3.20% (A), 04/25/2024	1,490,051	1,512,852
1-Month LIBOR + 2.20%, 3.75% (A), 02/25/2024 - 03/25/2025	980,020	1,001,996
Federal National Mortgage Association Connecticut Avenue Securities
1-Month LIBOR + 1.60%, 3.15% (A), 01/25/2024	115,290	116,234
1-Month LIBOR + 2.00%, 3.55% (A), 10/25/2023	73,883	74,392

Total U.S. Government Agency Obligations (Cost $2,653,908)		2,705,474

U.S. GOVERNMENT OBLIGATIONS - 53.7%
U.S. Treasury Inflation-Protected Securities - 53.7%
U.S. Treasury Inflation-Indexed Bond
0.63%, 02/15/2043	2,682,200	2,624,499
0.75%, 02/15/2042 - 02/15/2045	5,700,539	5,738,137
1.00%, 02/15/2046	2,549,923	2,723,991
1.38%, 02/15/2044	2,655,501	3,065,627
2.00%, 01/15/2026	2,485,600	2,795,837
2.38%, 01/15/2025 - 01/15/2027	6,952,480	8,000,872
2.50%, 01/15/2029	574,450	696,829
3.63%, 04/15/2028	1,067,563	1,400,696
3.88%, 04/15/2029	3,150,987	4,295,730
U.S. Treasury Inflation-Indexed Note
0.13%, 04/15/2018 - 07/15/2024	55,694,803	55,392,051
0.25%, 01/15/2025	2,447,361	2,425,697

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
0.38%, 07/15/2025	$ 4,171,042	$ 4,177,416
0.63%, 01/15/2024 - 01/15/2026	7,028,988	7,144,672
1.13%, 01/15/2021	1,127,610	1,161,262

Total U.S. Government Obligations (Cost $100,825,307)		101,643,316

	Shares	Value
PREFERRED STOCKS - 0.8%

Banks - 0.3%
Santander Finance Preferred SAU 3-Month LIBOR + 0.52%, 4.00% (A)	3,500	84,210
US Bancorp Series A, 3-Month LIBOR + 1.02%, 3.50% (A)	500	437,500

		521,710

Consumer Finance - 0.4%
Navient Corp. CPI-YoY + 2.05%, 4.28% (A)	30,888	772,200

Insurance - 0.1%
Prudential Financial, Inc. CPI-YoY + 2.40%, 4.63% (A)	10,368	260,237

Total Preferred Stocks (Cost $1,492,535)		1,554,147

SECURITIES LENDING COLLATERAL - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (G)	267,280	267,280

Total Securities Lending Collateral (Cost $267,280)		267,280

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 0.54% (G), dated 12/29/2017, to be repurchased at $1,241,553 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2018, and with a value of $1,267,182.	$ 1,241,479	1,241,479

Total Repurchase Agreement (Cost $1,241,479)		1,241,479

Total Investments (Cost $185,771,988)		189,044,406
Net Other Assets (Liabilities) - 0.2%		290,157

Net Assets - 100.0%		$ 189,334,563

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FORWARD FOREIGN CURRENCY CONTRACTS:
Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/19/2018	USD	3,997,288	AUD	5,107,350	$12,248	$—
JPMS	01/19/2018	USD	933,126	BRL	3,000,000	30,805	—
JPMS	01/19/2018	USD	14,539,527	EUR	12,388,287	—	(342,241)
JPMS	01/19/2018	USD	11,475,878	GBP	8,705,000	—	(284,931)
JPMS	01/19/2018	USD	1,787,200	MXN	34,500,000	39,309	—
JPMS	01/19/2018	USD	1,399,132	NZD	1,954,900	14,046	—

Total						$96,408	$(627,172)

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$41,819,791	$—	$41,819,791
Foreign Government Obligations	—	39,662,919	—	39,662,919
Mortgage-Backed Security	—	150,000	—	150,000
U.S. Government Agency Obligations	—	2,705,474	—	2,705,474
U.S. Government Obligations	—	101,643,316	—	101,643,316
Preferred Stocks	1,554,147	—	—	1,554,147
Securities Lending Collateral	267,280	—	—	267,280
Repurchase Agreement	—	1,241,479	—	1,241,479

Total Investments	$1,821,427	$187,222,979	$—	$189,044,406

Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$96,408	$—	$96,408

Total Other Financial Instruments	$—	$96,408	$—	$96,408

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (J)	$—	$(627,172)	$—	$(627,172)

Total Other Financial Instruments	$—	$(627,172)	$—	$(627,172)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of December 31, 2017. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. In addition, variable rate securities with a floor or ceiling feature are disclosing that inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are registered pursuant to Rule 144A of the Securities Act of 1933. Unless otherwise indicated, the securities are deemed to be liquid for purposes of compliance limitations on holdings of illiquid securities and may be resold as transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2017, the total value of 144A securities is $7,411,013, representing 3.9% of the Portfolio’s net assets.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2017, the total value of Regulation S securities is $39,748,249, representing 21.0% of the Portfolio’s net assets.
(E)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $2,014,020, representing 1.1% of the Portfolio’s net assets.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	All or a portion of the security is on loan. The value of the security on loan is $261,486. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(G)	Rates disclosed reflect the yields at December 31, 2017.
(H)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(I)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	US Consumer Price Index Urban Consumers Year Over Year
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $184,530,509) (including securities loaned of $261,486)	$187,802,927
Repurchase agreement, at value (cost $1,241,479)	1,241,479
Cash	9,713
Cash collateral pledged at broker:
OTC derivatives (A)	660,000
Foreign currency, at value (cost $5,295)	5,328
Receivables and other assets:
Interest	640,439
Dividends	5,472
Net income from securities lending	90
Unrealized appreciation on forward foreign currency contracts	96,408

Total assets	190,461,856

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	34,132
Investment management fees	93,089
Distribution and service fees	40,122
Transfer agent costs	719
Trustees, CCO and deferred compensation fees	189
Audit and tax fees	29,023
Custody fees	8,633
Legal fees	2,052
Printing and shareholder reports fees	21,376
Other	3,506
Collateral for securities on loan	267,280
Unrealized depreciation on forward foreign currency contracts	627,172

Total liabilities	1,127,293

Net assets	$189,334,563

Net assets consist of:
Capital stock ($0.01 par value)	$184,481
Additional paid-in capital	200,506,527
Undistributed (distributions in excess of) net investment income (loss)	2,920,748
Accumulated net realized gain (loss)	(17,019,846)
Net unrealized appreciation (depreciation) on:
Investments	3,272,418
Forward foreign currency contracts	(530,764)
Translation of assets and liabilities denominated in foreign currencies	999

Net assets	$189,334,563

Net assets by class:
Initial Class	$10,269
Service Class	189,324,294

Shares outstanding:
Initial Class	1,014
Service Class	18,447,047

Net asset value and offering price per share:
Initial Class	$10.13
Service Class	10.26

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$85,066
Interest income	4,433,555
Net income (loss) from securities lending	7,337

Total investment income	4,525,958

Expenses:
Investment management fees	1,132,793
Distribution and service fees:
Service Class	488,330
Transfer agent costs	2,852
Trustees, CCO and deferred compensation fees	5,296
Audit and tax fees	34,079
Custody fees	49,608
Legal fees	13,994
Printing and shareholder reports fees	23,176
Other	15,025

Total expenses	1,765,153

Net investment income (loss)	2,760,805

Net realized gain (loss) on:
Investments	851,596
Forward foreign currency contracts	(2,461,170)
Foreign currency transactions	(13,253)

Net realized gain (loss)	(1,622,827)

Net change in unrealized appreciation (depreciation) on:
Investments	6,094,193
Forward foreign currency contracts	(1,144,003)
Translation of assets and liabilities denominated in foreign currencies	2,355

Net change in unrealized appreciation (depreciation)	4,952,545

Net realized and change in unrealized gain (loss)	3,329,718

Net increase (decrease) in net assets resulting from operations	$6,090,523

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016

From operations:
Net investment income (loss)	$2,760,805	$2,088,412
Net realized gain (loss)	(1,622,827)	(862,238)
Net change in unrealized appreciation (depreciation)	4,952,545	5,562,408

Net increase (decrease) in net assets resulting from operations	6,090,523	6,788,582

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(46)	(84)
Service Class	(442,322)	(1,127,358)

Total dividends and/or distributions from net investment income	(442,368)	(1,127,442)

Capital share transactions:
Proceeds from shares sold:
Service Class	24,735,263	31,647,572

	24,735,263	31,647,572

Dividends and/or distributions reinvested:
Initial Class	46	84
Service Class	442,322	1,127,358

	442,368	1,127,442

Cost of shares redeemed:
Service Class	(31,506,532)	(40,742,253)

	(31,506,532)	(40,742,253)

Net increase (decrease) in net assets resulting from capital share transactions	(6,328,901)	(7,967,239)

Net increase (decrease) in net assets	(680,746)	(2,306,099)

Net assets:
Beginning of year	190,015,309	192,321,408

End of year	$189,334,563	$190,015,309

Undistributed (distributions in excess of) net investment income (loss)	$2,920,748	$310,423

Capital share transactions - shares:
Shares issued:
Service Class	2,454,087	3,138,267

	2,454,087	3,138,267

Shares reinvested:
Initial Class	5	8
Service Class	43,536	111,179

	43,541	111,187

Shares redeemed:
Service Class	(3,102,576)	(4,106,064)

	(3,102,576)	(4,106,064)

Net increase (decrease) in shares outstanding:
Initial Class	5	8
Service Class	(604,953)	(856,618)

	(604,948)	(856,610)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$9.84	$9.53		$9.94	$9.65		$11.47

Investment operations:
Net investment income (loss) (A)	0.16	0.13	(B)	0.05	0.30		0.07
Net realized and unrealized gain (loss)	0.18	0.26		(0.31)	0.05		(1.45)

Total investment operations	0.34	0.39		(0.26)	0.35		(1.38)

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.08)		(0.15)	(0.06)		(0.05)
Net realized gains	—	—		—	—		(0.39)

Total dividends and/or distributions to shareholders	(0.05)	(0.08)		(0.15)	(0.06)		(0.44)

Net asset value, end of year	$10.13	$9.84		$9.53	$9.94		$9.65

Total return (C)	3.42%	4.12%		(2.68)%	3.58%		(12.01)%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$10		$9	$10		$1,917
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.65%	0.65%		0.64%	0.89	%(D)	0.91	%(D)
Including waiver and/or reimbursement and recapture	0.65%	0.64	%(B)	0.64%	0.89	%(D)	0.91	%(D)
Net investment income (loss) to average net assets	1.64%	1.33	%(B)	0.47%	2.99	%(D)	0.68	%(D)
Portfolio turnover rate	38%	94%		36%	152	%(E)	52	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014		December 31, 2013
Net asset value, beginning of year	$9.97	$9.66		$10.07	$9.77		$11.29

Investment operations:
Net investment income (loss) (A)	0.14	0.11	(B)	0.02	0.14		(0.01)
Net realized and unrealized gain (loss)	0.17	0.26		(0.31)	0.19		(1.08)

Total investment operations	0.31	0.37		(0.29)	0.33		(1.09)

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	(0.06)		(0.12)	(0.03)		(0.04)
Net realized gains	—	—		—	—		(0.39)

Total dividends and/or distributions to shareholders	(0.02)	(0.06)		(0.12)	(0.03)		(0.43)

Net asset value, end of year	$10.26	$9.97		$9.66	$10.07		$9.77

Total return (C)	3.13%	3.80%		(2.87)%	3.38%		(9.71)%

Ratio and supplemental data:
Net assets end of year (000’s)	$189,325	$190,005		$192,312	$196,989		$161,422
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.90%	0.90%		0.89%	1.14	%(D)	1.16	%(D)
Including waiver and/or reimbursement and recapture	0.90%	0.89	%(B)	0.89%	1.14	%(D)	1.16	%(D)
Net investment income (loss) to average net assets	1.41%	1.08	%(B)	0.24%	1.41	%(D)	(0.09	)%(D)
Portfolio turnover rate	38%	94%		36%	152	%(E)	52	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Includes interest fee on sale-buyback transactions, representing 0.04%, 0.05%, and 0.04% of average net assets for the years ended December 31, 2014, December 31, 2013 and December 31, 2012, respectively.
(E)	Excludes sale-buyback transactions.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Portfolio may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at December 31, 2017, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments at cost within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$267,280	$—	$—	$—	$267,280
Total Borrowings	$267,280	$—	$—	$—	$267,280

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Forward foreign currency contracts: The Portfolio is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Portfolio may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at December 31, 2017, if any, are listed within the Schedule of Investments.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized appreciation on forward foreign currency contracts	$—	$96,408	$—	$—	$—	$96,408
Total	$—	$96,408	$—	$—	$—	$96,408

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Unrealized depreciation on forward foreign currency contracts	$—	$(627,172)	$—	$—	$—	$(627,172)
Total	$—	$(627,172)	$—	$—	$—	$(627,172)

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(2,461,170)	$—	$—	$—	$(2,461,170)
Total	$—	$(2,461,170)	$—	$—	$—	$(2,461,170)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(1,144,003)	$—	$—	$—	$(1,144,003)
Total	$—	$(1,144,003)	$—	$—	$—	$(1,144,003)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Forward Foreign Currency Contracts at Contract Amount
Purchased	Sold
$ 601,549	$ 37,392,937

The Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce its credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolio typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Portfolio and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Portfolio exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Portfolio’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

The following is a summary of the Portfolio’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Portfolio as of December 31, 2017. For financial reporting purposes, the Portfolio does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented with in Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)	Net Amount		Financial Instruments	Collateral Pledged (B)	Net Amount
	Assets				Liabilities
J.P. Morgan Securities LLC	$96,408	$(96,408)	$—	$—	$627,172	$(96,408)	$—	$530,764

Total	$96,408	$(96,408)	$—	$—	$627,172	$(96,408)	$—	$530,764

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Fixed income risk: The value of fixed income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. When the value of fixed-income securities fall, the value of your investment will go down. The value of your investment will generally go down when interest rates rise. Interest rates have been at historically low levels, so there is a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities. A rise in rates tends to have a greater impact on the prices of longer term or duration securities.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $200 million	0.58%
Over $200 million up to $500 million	0.57%
Over $500 million	0.54%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.75%	May 1, 2018
Service Class	1.00%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.75%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%
Service Class	1	91.87%	91.87%

10. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 32,796,457	$ 39,924,501	$ 35,734,749	$ 44,725,730

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, convertible preferred stock adjustments, foreign currency transactions and TIPS adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gain and losses, paydown gain/loss, TIPS adjustments and convertible preferred stock adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 291,888	$ (291,888)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 187,953,034	$ 2,799,796	$ (1,708,424)	$ 1,091,372

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 1,687,023	$ 13,736,124

During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 442,368	$ —	$ —	$ 1,127,442	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,974,331	$ —	$ (15,423,147)	$ —	$ —	$ 1,092,371

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

12. NEW ACCOUNTING PRONOUNCEMENT

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update No. 2017-08 (“ASU 2017-08”), “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities”. ASU 2017-08 amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implication, if any, of the additional requirements and its impact on the Portfolio’s financial statements.

13. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica PineBridge Inflation Opportunities VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica PineBridge Inflation Opportunities VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica PineBridge Inflation Opportunities VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica PineBridge Inflation Opportunities VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index, which returned 21.83% in 2017, is a measure of large-cap U.S. stock market performance. It is a float-adjusted, market capitalization-weighted index of 500 U.S. operating companies and real estate investment trusts selected through a process that factors in criteria such as liquidity, price, market capitalization and financial viability.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Profund UltraBear VP, Service Class returned (32.35)%. By comparison, its benchmark, the S&P 500®, returned 21.83%.

STRATEGY REVIEW

The Portfolio seeks daily investment results, before fees and expenses, that correspond to twice the inverse (-2x) of the daily performance of the S&P 500®. It seeks investment results for a single day only, not for longer periods. The return for a period longer than a day would be the result of each day’s returns compounded over the period, which could differ from the Portfolio’s multiple times the return of the Index for that period.

During the year, we invested in futures contracts as a substitute for shorting stocks in order to gain inverse leveraged exposure to the Index. These derivatives, which generally tracked the performance of their underlying benchmark, detracted from performance.

During the period, the Portfolio used derivatives. These positions detracted from performance.

Michael Neches

Rachel Ames

Co-Portfolio Managers

ProFund Advisors LLC

Asset Allocation	Percentage of Net Assets
Short-Term Investment Companies	73.9%
Repurchase Agreement	18.5
Net Other Assets (Liabilities) ^	7.6
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Service Class	(32.35)%	(27.83)%	(29.89)%	05/01/2009
S&P 500® (A)	21.83%	15.79%	16.21%

(A) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The Portfolio is classified as “non-diversified,” which means it may invest in a larger percentage of its assets in one issuer than a diversified portfolio. To the extent the Portfolio invests its assets in fewer issuers, the Portfolio will be more susceptible to negative events affecting those issuers.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Service Class	$1,000.00	$807.00	$5.60	$1,019.00	$6.26	1.23%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
SHORT-TERM INVESTMENT COMPANIES - 73.9%
Money Market Funds - 73.9%
BlackRock Liquidity Funds T-Fund Portfolio	2,526,510	$ 2,526,510
State Street Institutional U.S. Government Money Market Fund	2,526,510	2,526,510
Dreyfus Treasury Cash Management	2,526,509	2,526,509
UBS Select Treasury Preferred	2,526,509	2,526,509

Total Short-Term Investment Companies (Cost $10,106,038)		10,106,038

Principal	Value
REPURCHASE AGREEMENT - 18.5%

Fixed Income Clearing Corp., 0.54% (A), dated 12/29/2017, to be repurchased at $2,526,661 on 01/02/2018. Collateralized by a U.S. Government Obligation, 3.63%, due 08/15/2043, and with a value of $2,578,471.

$ 2,526,509	$ 2,526,509

Total Repurchase Agreement (Cost $2,526,509)	2,526,509

Total Investments (Cost $12,632,547)	12,632,547
Net Other Assets (Liabilities) - 7.6%	1,041,908

Net Assets - 100.0%	$ 13,674,455

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Short	(204)	03/16/2018	$(26,848,741)	$(27,295,200)	$—	$(446,459)

SECURITY VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Short-Term Investment Companies	$10,106,038	$—	$—	$10,106,038
Repurchase Agreement	—	2,526,509	—	2,526,509

Total Investments	$10,106,038	$2,526,509	$—	$12,632,547

LIABILITIES
Other Financial Instruments
Futures Contracts (C)	$(446,459)	$—	$—	$(446,459)

Total Other Financial Instruments	$(446,459)	$—	$—	$(446,459)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Rate disclosed reflects the yield at December 31, 2017.
(B)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(C)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $10,106,038)	$10,106,038
Repurchase agreement, at value (cost $2,526,509)	2,526,509
Cash collateral pledged at broker:
Futures contracts	1,009,800
Receivables and other assets:
Interest	208
Variation margin receivable on futures contracts	98,931

Total assets	13,741,486

Liabilities:
Due to custodian	3,346
Payables and other liabilities:
Shares of beneficial interest redeemed	26,089
Investment management fees	9,828
Distribution and service fees	2,970
Transfer agent costs	68
Trustees, CCO and deferred compensation fees	18
Audit and tax fees	12,015
Custody fees	1,973
Legal fees	273
Printing and shareholder reports fees	10,295
Other	156

Total liabilities	67,031

Net assets	$13,674,455

Net assets consist of:
Capital stock ($0.01 par value)	$296,871
Additional paid-in capital	178,828,511
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	(165,004,468)
Net unrealized appreciation (depreciation) on:
Futures contracts	(446,459)

Net assets	$13,674,455

Shares outstanding	29,687,082

Net asset value and offering price per share	$0.46

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Interest income from unaffiliated investments	$27,231

Total investment income	27,231

Expenses:
Investment management fees	189,481
Distribution and service fees	53,830
Transfer agent costs	334
Trustees, CCO and deferred compensation fees	533
Audit and tax fees	14,790
Custody fees	9,789
Legal fees	1,516
Printing and shareholder reports fees	1,182
Other	680

Total expenses before waiver and/or reimbursement and recapture	272,135

Expense waived and/or reimbursed	(7,531)
Recapture of previously waived and/or reimbursed fees:	238

Net expenses	264,842

Net investment income (loss)	(237,611)

Net realized gain (loss) on:
Futures contracts	(7,973,376)
Foreign currency transactions	332

Net realized gain (loss)	(7,973,044)

Net change in unrealized appreciation (depreciation) on:
Futures contracts	(320,392)

Net realized and change in unrealized gain (loss)	(8,293,436)

Net increase (decrease) in net assets resulting from operations	$(8,531,047)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$(237,611)	$(498,557)
Net realized gain (loss)	(7,973,044)	(16,664,853)
Net change in unrealized appreciation (depreciation)	(320,392)	46,578

Net increase (decrease) in net assets resulting from operations	(8,531,047)	(17,116,832)

Capital share transactions:
Proceeds from shares sold	708,099	59,561,428
Cost of shares redeemed	(13,378,500)	(41,416,499)

Net increase (decrease) in net assets resulting from capital share transactions	(12,670,401)	18,144,929

Net increase (decrease) in net assets	(21,201,448)	1,028,097

Net assets:
Beginning of year	34,875,903	33,847,806

End of year	$13,674,455	$34,875,903

Capital share transactions - shares:
Shares issued	1,311,548	63,192,258
Shares redeemed	(23,089,246)	(49,853,195)

Net increase (decrease) in shares outstanding	(21,777,698)	13,339,063

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$0.68	$0.89		$0.96	$1.29	$2.35

Investment operations:
Net investment income (loss) (A) (B)	(0.01)	(0.01	)(C)	(0.01)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.21)	(0.20)		(0.06)	(0.32)	(1.04)

Total investment operations	(0.22)	(0.21)		(0.07)	(0.33)	(1.06)

Net asset value, end of year	$0.46	$0.68		$0.89	$0.96	$1.29

Total return (D)	(32.35)%	(23.60)%		(7.29)%	(25.58)%	(45.11)%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,674	$34,876		$33,848	$18,387	$18,501
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.26%	1.20%		1.24%	1.32%	1.26%
Including waiver and/or reimbursement and recapture	1.23%	1.22	%(C)	1.23%	1.23%	1.23%
Net investment income (loss) to average net assets (B)	(1.10)%	(1.17	)%(C)	(1.22)%	(1.22)%	(1.21)%
Portfolio turnover rate	—%	—%		—%	—%	—%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica ProFund UltraBear VP (the “Portfolio”) is a series of TST and is classified as non-diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a Portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV of the underlying portfolios as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV of the underlying portfolios and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(446,459)	$—	$—	$(446,459)
Total	$—	$—	$(446,459)	$—	$—	$(446,459)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(7,973,376)	$—	$—	$(7,973,376)
Total	$—	$—	$(7,973,376)	$—	$—	$(7,973,376)

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(320,392)	$—	$—	$(320,392)
Total	$—	$—	$(320,392)	$—	$—	$(320,392)

The following is a summary of the ending monthly average volume on derivative activity during the year ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
—	(18,031)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $250 million	0.88%
Over $250 million up to $750 million	0.83%
Over $750 million	0.78%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit (A)	Operating Expense Limit Effective Through
Effective May 1, 2017
Service Class	1.23%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (B)	0.98%

(A)	TAM has voluntarily agreed to waive a portion of its management fee. These amounts are not subject to recapture by TAM in future years.
(B)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	2017	Total
$ 7,601	$ 1,042	$ 7,531	$ 16,174

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	96.49%	96.49%

8. PURCHASES AND SALES OF SECURITIES

During the year ended December 31, 2017, there were no proceeds from securities purchased or securities sold (excluding short-term securities).

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and capital loss carryforwards expired. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (474,646)	$ 237,611	$ 237,035

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 12,632,547	$ —	$ —	$ —

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,			Unlimited
2017	2018	2019	Short-Term	Long-Term
$ —	$ 9,504,291	$ —	$ 62,378,224	$ 93,568,412

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $237,035.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ (165,450,927)	$ —	$ —	$ —

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ProFund UltraBear VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ProFund UltraBear VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica ProFund UltraBear VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica ProFund UltraBear VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

MARKET ENVIRONMENT

Equity performance in 2017 was consistently strong throughout the entire year and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities (measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (MSCI EAFE Index), global equities (MSCI ACWI Index), and U.S. equities (S&P 500®), appreciating 37.75%, 25.62%, 23.97%, and 21.83%, respectively. Throughout the year, major U.S. equity indexes continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted price-earnings ratio reached 32 times in December – the second highest point in the time series’ history, dating from 1880.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies including decreased business regulation and corporate tax cuts. Expectations of these policies provided continued equity market support. Most recently, the tax cut passed by Congress in December lowers the U.S. corporate tax rate from 35% to 21%, supporting future corporate earnings growth.

The year’s strong global equity performance was driven by many advanced economies approaching full employment with low inflation. Economic data across global manufacturing, consumer confidence, jobless claims, employment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the U.S. Federal Reserve (“Fed”) continued its path of normalization by announcing a 25 basis point rate hike in December at a pace and magnitude largely expected by the market.

All of these pro-growth factors led to strong outperformance in equities over bonds, with global bonds (Bloomberg Barclays Global Aggregate Bond Index) rising 7.39% and U.S. bond markets (Bloomberg Barclays U.S. Aggregate Bond Index) gaining only 3.54% in 2017, just covering the rate of U.S. inflation.

PERFORMANCE

For the year ended December 31, 2017, Transamerica QS Investors Active Asset Allocation – Conservative VP, Initial Class returned 11.92%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark, returned 3.54%, 21.13% and 10.00%, respectively.

STRATEGY REVIEW

Transamerica QS Investors Active Asset Allocation—Conservative VP was created to enable investor participation during risk-on markets while attempting to protect investors from drawdowns in trending down-markets through investing in all passive exchange-traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, and to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target allocation of 35% in equities and 65% in fixed income.

Relative to the benchmark, the Portfolio outperformed. The asset allocation effect was the main driver of outperformance, particularly within U.S. Equity, where it was overweight during a strong performance environment; asset allocation also added value in Fixed Income, where the Portfolio was underweight. Sub-asset class selection was slightly negative; within International Equity, the iShares Edge MSCI Min Vol EAFE ETF underperformed the broad equity benchmark. Sub-asset class selection was positive within fixed income, due to the Portfolio’s allocation to convertible securities.

The underlying performance of holdings was positive; all of the Portfolio’s holdings posted gains. On an absolute basis, the best performing equity ETF holdings were the Vanguard Total International Stock ETF, the Vanguard FTSE All-World ex-US Index ETF and the iShares Edge MSCI Min Vol EAFE ETF. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer.

Through the Portfolio’s two-way dynamic rebalancing mechanism it was allocated to its maximum equity weight, 49%, for the duration of the year. This was a result of volatility remaining below its historical average, while equity markets continued trending upward.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	46.7%
U.S. Equity Funds	34.6
International Equity Funds	14.5
Securities Lending Collateral	8.8
International Fixed Income Fund	3.4
Repurchase Agreement	0.9
Net Other Assets (Liabilities)	(8.9)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	11.92%	4.68%	4.41%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.10%
Russell 3000® Index (B)	21.13%	15.58%	12.66%
Transamerica QS Investors Active Asset Allocation - Conservative VP Blended Benchmark (A) (B) (C) (D)	10.00%	6.01%	5.77%
Service Class	11.70%	4.43%	4.16%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Conservative VP Blended Benchmark is composed of the following benchmarks: 65% Bloomberg Barclays US Aggregate Bond Index, 25% Russell 3000® Index, and 10% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,054.80	$3.00	$1,022.30	$2.96	0.58%
Service Class	1,000.00	1,053.30	4.30	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.2%
International Equity Funds - 14.5%
iShares Edge MSCI Min Vol EAFE ETF	318,920	$ 23,274,782
Vanguard FTSE All-World ex-US ETF	568,954	31,133,163
Vanguard Total International Stock ETF	184,992	10,509,395

		64,917,340

International Fixed Income Fund - 3.4%
Vanguard Total International Bond ETF (A)	281,477	15,303,905

U.S. Equity Funds - 34.6%
iShares Core S&P 500 ETF	116,441	31,305,163
iShares Edge MSCI Min Vol USA ETF (A)	334,522	17,656,071
iShares Russell 1000 ETF (A)	629,765	93,589,377
Vanguard Small-Cap Growth ETF (A)	39,653	6,378,185
Vanguard Small-Cap Value ETF	47,580	6,317,672

		155,246,468

U.S. Fixed Income Funds - 46.7%
iShares Core U.S. Aggregate Bond ETF	446,894	48,858,921
iShares TIPS Bond ETF	30,657	3,497,350
SPDR Bloomberg Barclays Convertible Securities ETF (A)	218,301	11,046,031
Vanguard Total Bond Market ETF	1,796,130	146,510,324

		209,912,626

Total Exchange-Traded Funds (Cost $410,165,597)		445,380,339

	Shares	Value
SECURITIES LENDING COLLATERAL - 8.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	39,683,498	$ 39,683,498

Total Securities Lending Collateral (Cost $39,683,498)		39,683,498

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $4,079,748 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 10/31/2018, and with a value of $4,165,736.	$ 4,079,503	4,079,503

Total Repurchase Agreement (Cost $4,079,503)		4,079,503

Total Investments (Cost $453,928,598)		489,143,340
Net Other Assets (Liabilities) - (8.9)%		(40,105,792)

Net Assets - 100.0%		$ 449,037,548

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$445,380,339	$—	$—	$445,380,339
Securities Lending Collateral	39,683,498	—	—	39,683,498
Repurchase Agreement	—	4,079,503	—	4,079,503

Total Investments	$485,063,837	$4,079,503	$—	$489,143,340

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $38,841,576. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $449,849,095) (including securities loaned of $38,841,576)	$485,063,837
Repurchase agreement, at value (cost $4,079,503)	4,079,503
Cash	66,482
Receivables and other assets:
Shares of beneficial interest sold	8,949
Interest	183
Net income from securities lending	5,947

Total assets	489,224,901

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	136,274
Investment management fees	210,928
Distribution and service fees	94,401
Transfer agent costs	1,609
Trustees, CCO and deferred compensation fees	447
Audit and tax fees	16,879
Custody fees	2,114
Legal fees	4,755
Printing and shareholder reports fees	33,477
Other	2,971
Collateral for securities on loan	39,683,498

Total liabilities	40,187,353

Net assets	$449,037,548

Net assets consist of:
Capital stock ($0.01 par value)	$399,267
Additional paid-in capital	414,226,700
Undistributed (distributions in excess of) net investment income (loss)	6,589,500
Accumulated net realized gain (loss)	(7,392,661)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	35,214,742

Net assets	$449,037,548

Net assets by class:
Initial Class	$4,217,487
Service Class	444,820,061

Shares outstanding:
Initial Class	372,542
Service Class	39,554,203

Net asset value and offering price per share:
Initial Class	$11.32
Service Class	11.25

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$10,237,804
Interest income from unaffiliated investments	2,833
Net income (loss) from securities lending	120,039

Total investment income	10,360,676

Expenses:
Investment management fees	2,496,146
Distribution and service fees:
Service Class	1,117,336
Transfer agent costs	6,479
Trustees, CCO and deferred compensation fees	12,137
Audit and tax fees	22,837
Custody fees	12,586
Legal fees	32,090
Printing and shareholder reports fees	4,961
Other	12,698

Total expenses	3,717,270

Net investment income (loss)	6,643,406

Net realized gain (loss) on:
Unaffiliated investments	3,541,406
Distributions received from unaffiliated investments	66,457

Net realized gain (loss)	3,607,863

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	39,522,936

Net realized and change in unrealized gain (loss)	43,130,799

Net increase (decrease) in net assets resulting from operations	$49,774,205

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$6,643,406	$7,706,591
Net realized gain (loss)	3,607,863	1,782,755
Net change in unrealized appreciation (depreciation)	39,522,936	3,061,981

Net increase (decrease) in net assets resulting from operations	49,774,205	12,551,327

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(81,891)	(63,459)
Service Class	(7,676,564)	(5,970,043)

Total dividends and/or distributions from net investment income	(7,758,455)	(6,033,502)

Capital share transactions:
Proceeds from shares sold:
Initial Class	201,307	343,434
Service Class	9,447,275	17,688,224

	9,648,582	18,031,658

Dividends and/or distributions reinvested:
Initial Class	81,891	63,459
Service Class	7,676,564	5,970,043

	7,758,455	6,033,502

Cost of shares redeemed:
Initial Class	(661,396)	(561,575)
Service Class	(71,828,213)	(39,095,305)

	(72,489,609)	(39,656,880)

Net increase (decrease) in net assets resulting from capital share transactions	(55,082,572)	(15,591,720)

Net increase (decrease) in net assets	(13,066,822)	(9,073,895)

Net assets:
Beginning of year	462,104,370	471,178,265

End of year	$449,037,548	$462,104,370

Undistributed (distributions in excess of) net investment income (loss)	$6,589,500	$7,704,549

Capital share transactions - shares:
Shares issued:
Initial Class	18,460	33,416
Service Class	873,980	1,724,604

	892,440	1,758,020

Shares reinvested:
Initial Class	7,576	6,021
Service Class	714,099	570,204

	721,675	576,225

Shares redeemed:
Initial Class	(60,831)	(54,406)
Service Class	(6,702,560)	(3,799,844)

	(6,763,391)	(3,854,250)

Net increase (decrease) in shares outstanding:
Initial Class	(34,795)	(14,969)
Service Class	(5,114,481)	(1,505,036)

	(5,149,276)	(1,520,005)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.32	$10.18		$10.85	$11.01	$10.51

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.19	(C)	0.16	0.15	0.17
Net realized and unrealized gain (loss)	1.03	0.11		(0.39)	0.29	0.59

Total investment operations	1.22	0.30		(0.23)	0.44	0.76

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.16)		(0.13)	(0.14)	(0.13)
Net realized gains	—	—		(0.31)	(0.46)	(0.13)

Total dividends and/or distributions to shareholders	(0.22)	(0.16)		(0.44)	(0.60)	(0.26)

Net asset value, end of year	$11.32	$10.32		$10.18	$10.85	$11.01

Total return (D)	11.92%	2.87%		(2.13)%	3.97%	7.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,218	$4,204		$4,298	$5,747	$10,602
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.58%	0.58%		0.59%	0.58%	0.60%
Including waiver and/or reimbursement and recapture	0.58%	0.57	%(C)	0.59%	0.58%	0.60%
Net investment income (loss) to average net assets (B)	1.73%	1.87	%(C)	1.49%	1.33%	1.54%
Portfolio turnover rate (F)	3%	143%		240%	158%	114%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.25	$10.11		$10.78	$10.96	$10.48

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.17	(C)	0.13	0.13	0.14
Net realized and unrealized gain (loss)	1.03	0.10		(0.38)	0.27	0.59

Total investment operations	1.19	0.27		(0.25)	0.40	0.73

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.13)		(0.11)	(0.12)	(0.12)
Net realized gains	—	—		(0.31)	(0.46)	(0.13)

Total dividends and/or distributions to shareholders	(0.19)	(0.13)		(0.42)	(0.58)	(0.25)

Net asset value, end of year	$11.25	$10.25		$10.11	$10.78	$10.96

Total return (D)	11.70%	2.65%		(2.36)%	3.61%	7.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$444,820	$457,900		$466,880	$444,972	$363,485
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%		0.84%	0.83%	0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.82	%(C)	0.84%	0.83%	0.85%
Net investment income (loss) to average net assets (B)	1.47%	1.61	%(C)	1.27%	1.18%	1.33%
Portfolio turnover rate (F)	3%	143%		240%	158%	114%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Conservative VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$39,683,498	$—	$—	$—	$39,683,498
Total Borrowings	$39,683,498	$—	$—	$—	$39,683,498

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.61%	May 1, 2018
Service Class	0.86%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.61%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	99.00%	99.00%
Service Class	1	92.90%	92.90%

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 14,833,047	$ 69,844,619

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 459,441,782	$ 32,921,902	$ (3,220,344)	$ 29,701,558

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 1,879,477	$ —

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $2,472,320.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 7,758,455	$ —	$ —	$ 6,033,502	$ —	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 6,589,500	$ —	$ (1,879,477)	$ —	$ —	$ 29,701,558

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Conservative VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation –Conservative VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Conservative VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation –  Conservative VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 1,676,832	$ 105,304

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

MARKET ENVIRONMENT

Equity performance in 2017 was consistently strong throughout the entire year and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities (measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (MSCI EAFE Index), global equities (MSCI ACWI Index), and U.S. equities (S&P 500®), appreciating 37.75%, 25.62%, 23.97%, and 21.83%, respectively. Throughout the year, major U.S. equity indexes continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted price-earnings ratio reached 32 times in December – the second highest point in the time series’ history, dating from 1880.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies including decreased business regulation and corporate tax cuts. Expectations of these policies provided continued equity market support. Most recently, the tax cut passed by Congress in December lowers the U.S. corporate tax rate from 35% to 21%, supporting future corporate earnings growth.

The year’s strong global equity performance was driven by many advanced economies approaching full employment with low inflation. Economic data across global manufacturing, consumer confidence, jobless claims, employment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the U.S. Federal Reserve (“Fed”) continued its path of normalization by announcing a 25 basis point rate hike in December at a pace and magnitude largely expected by the market.

All of these pro-growth factors led to strong outperformance in equities over bonds, with global bonds (Bloomberg Barclays Global Aggregate Bond Index) rising 7.39% and U.S. bond markets (Bloomberg Barclays U.S. Aggregate Bond Index) gaining only 3.54% in 2017, just covering the rate of U.S. inflation.

PERFORMANCE

For the year ended December 31, 2017, Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, Initial Class returned 20.55%. By comparison, its primary, secondary, and additional benchmarks, the Russell 3000® Index, the Bloomberg Barclays US Aggregate Bond Index, and the Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark, returned 21.13%, 3.54% and 16.87%, respectively.

STRATEGY REVIEW

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP was created to enable investor participation during risk-on markets while attempting to protect investors from drawdowns in trending down-markets through investing in all passive exchange-traded funds (“ETFs”). The Portfolio implements Two-Way Dynamic Rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategic target during trending up markets. The Portfolio seeks to participate in market returns in trending up markets, to outperform in trending down markets; the Portfolio may lag in oscillating market conditions. The Portfolio has a target allocation of approximately 70% in equities and 30% in fixed income.

Relative to the benchmark, the Portfolio outperformed. The asset allocation effect was the main driver of outperformance, particularly within Fixed Income as the Portfolio was underweight during the year. The overweight to equity, both U.S. and International, also contributed to relative returns. Sub-asset class selection was slightly negative within International Equity, as the iShares Edge MSCI Min Vol EAFE ETF underperformed the benchmark.

The underlying performance of holdings was positive; all of the Portfolio’s holdings posted gains. On an absolute basis, the best performing equity ETF holdings were the Vanguard Total International Stock ETF, the Vanguard FTSE All-World ex-US Index ETF and the iShares Edge MSCI Min Vol EAFE ETF. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer.

Through the Portfolio’s Two-Way Dynamic Rebalancing mechanism it was allocated to its maximum equity weight, 94%, for the duration of the year with the exception of first half of January. This was a result of volatility remaining below its historical average, while equity markets continued trending upward.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.4%
International Equity Funds	28.2
Securities Lending Collateral	17.0
U.S. Fixed Income Funds	4.8
Repurchase Agreement	1.0
International Fixed Income Fund	0.7
Net Other Assets (Liabilities)	(17.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	20.55%	6.91%	5.67%	05/01/2011
Russell 3000® Index (A)	21.13%	15.58%	12.66%
Bloomberg Barclays US Aggregate Bond Index (B)	3.54%	2.10%	3.10%
Transamerica QS Investors Active Asset Allocation - Moderate Growth VP Blended Benchmark (A) (B) (C) (D)	16.87%	9.85%	8.21%
Service Class	20.30%	6.64%	5.41%	05/01/2011

(A) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(B) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate Growth VP Blended Benchmark is composed of the following benchmarks: 49% Russell 3000® Index, 30% Bloomberg Barclays US Aggregate Bond Index, 21% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,100.50	$3.02	$1,022.30	$2.91	0.57%
Service Class	1,000.00	1,099.50	4.34	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.1%
International Equity Funds - 28.2%
iShares Edge MSCI Min Vol EAFE ETF (A)	286,145	$ 20,882,862
Vanguard FTSE All-World ex-US ETF (A)	2,591,224	141,791,777
Vanguard Total International Stock ETF (A)	826,186	46,935,627

		209,610,266

International Fixed Income Fund - 0.7%
Vanguard Total International Bond ETF (A)	97,422	5,296,834

U.S. Equity Funds - 65.4%
iShares Core S&P 500 ETF	408,720	109,884,372
iShares Edge MSCI Min Vol USA ETF (A)	160,442	8,468,129
iShares Russell 1000 ETF (A)	2,224,929	330,646,699
Vanguard Small-Cap Growth ETF (A)	119,221	19,176,698
Vanguard Small-Cap Value ETF (A)	139,976	18,586,013

		486,761,911

U.S. Fixed Income Funds - 4.8%
iShares Core U.S. Aggregate Bond ETF	73,132	7,995,521
iShares TIPS Bond ETF	14,376	1,640,014
SPDR Bloomberg Barclays Convertible Securities ETF (A)	49,531	2,506,269
Vanguard Total Bond Market ETF	291,811	23,803,023

		35,944,827

Total Exchange-Traded Funds (Cost $618,724,023)		737,613,838

	Shares	Value
SECURITIES LENDING COLLATERAL - 17.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	126,341,366	$ 126,341,366

Total Securities Lending Collateral (Cost $126,341,366)		126,341,366

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $7,722,658 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $7,878,193.	$ 7,722,194	7,722,194

Total Repurchase Agreement (Cost $7,722,194)		7,722,194

Total Investments (Cost $752,787,583)		871,677,398
Net Other Assets (Liabilities) - (17.1)%		(126,976,525)

Net Assets - 100.0%		$ 744,700,873

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$737,613,838	$—	$—	$737,613,838
Securities Lending Collateral	126,341,366	—	—	126,341,366
Repurchase Agreement	—	7,722,194	—	7,722,194

Total Investments	$863,955,204	$7,722,194	$—	$871,677,398

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $123,611,076. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $745,065,389) (including securities loaned of $123,611,076)	$863,955,204
Repurchase agreement, at value (cost $7,722,194)	7,722,194
Cash	10,411
Receivables and other assets:
Shares of beneficial interest sold	730
Interest	348
Dividends	2,934
Net income from securities lending	20,301

Total assets	871,712,122

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	103,069
Investment management fees	344,577
Distribution and service fees	150,475
Transfer agent costs	2,518
Trustees, CCO and deferred compensation fees	745
Audit and tax fees	18,842
Custody fees	2,526
Legal fees	7,215
Printing and shareholder reports fees	35,300
Other	4,616
Collateral for securities on loan	126,341,366

Total liabilities	127,011,249

Net assets	$744,700,873

Net assets consist of:
Capital stock ($0.01 par value)	$615,344
Additional paid-in capital	682,550,683
Undistributed (distributions in excess of) net investment income (loss)	9,240,935
Accumulated net realized gain (loss)	(66,595,904)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	118,889,815

Net assets	$744,700,873

Net assets by class:
Initial Class	$31,641,711
Service Class	713,059,162

Shares outstanding:
Initial Class	2,595,326
Service Class	58,939,025

Net asset value and offering price per share:
Initial Class	$12.19
Service Class	12.10

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$14,858,941
Interest income from unaffiliated investments	3,633
Net income (loss) from securities lending	154,588

Total investment income	15,017,162

Expenses:
Investment management fees	3,864,125
Distribution and service fees:
Service Class	1,686,464
Transfer agent costs	9,956
Trustees, CCO and deferred compensation fees	19,161
Audit and tax fees	27,344
Custody fees	15,187
Legal fees	49,305
Printing and shareholder reports fees	34,988
Other	19,377

Total expenses	5,725,907

Net investment income (loss)	9,291,255

Net realized gain (loss) on:
Unaffiliated investments	3,162,308
Distributions received from unaffiliated investments	10,797

Net realized gain (loss)	3,173,105

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	117,622,750

Net realized and change in unrealized gain (loss)	120,795,855

Net increase (decrease) in net assets resulting from operations	$130,087,110

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$9,291,255	$9,038,947
Net realized gain (loss)	3,173,105	(7,119,209)
Net change in unrealized appreciation (depreciation)	117,622,750	12,031,824

Net increase (decrease) in net assets resulting from operations	130,087,110	13,951,562

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(458,014)	(385,198)
Service Class	(8,629,307)	(7,319,999)

Total dividends and/or distributions from net investment income	(9,087,321)	(7,705,197)

Capital share transactions:
Proceeds from shares sold:
Initial Class	1,506,537	1,150,784
Service Class	12,942,714	8,862,314

	14,449,251	10,013,098

Dividends and/or distributions reinvested:
Initial Class	458,014	385,198
Service Class	8,629,307	7,319,999

	9,087,321	7,705,197

Cost of shares redeemed:
Initial Class	(3,674,902)	(4,286,375)
Service Class	(73,166,543)	(84,090,194)

	(76,841,445)	(88,376,569)

Net increase (decrease) in net assets resulting from capital share transactions	(53,304,873)	(70,658,274)

Net increase (decrease) in net assets	67,694,916	(64,411,909)

Net assets:
Beginning of year	677,005,957	741,417,866

End of year	$744,700,873	$677,005,957

Undistributed (distributions in excess of) net investment income (loss)	$9,240,935	$9,037,001

Capital share transactions - shares:
Shares issued:
Initial Class	134,260	112,881
Service Class	1,144,741	875,933

	1,279,001	988,814

Shares reinvested:
Initial Class	41,114	37,074
Service Class	779,522	709,302

	820,636	746,376

Shares redeemed:
Initial Class	(328,587)	(419,626)
Service Class	(6,646,960)	(8,316,788)

	(6,975,547)	(8,736,414)

Net increase (decrease) in shares outstanding:
Initial Class	(153,213)	(269,671)
Service Class	(4,722,697)	(6,731,553)

	(4,875,910)	(7,001,224)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.27	$10.17		$11.70	$11.90	$10.27

Investment operations:
Net investment income (loss) (A) (B)	0.18	0.15	(C)	0.14	0.17	0.16
Net realized and unrealized gain (loss)	1.91	0.09		(0.87)	0.24	1.57

Total investment operations	2.09	0.24		(0.73)	0.41	1.73

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.14)		(0.14)	(0.10)	(0.10)
Net realized gains	—	—		(0.66)	(0.51)	—

Total dividends and/or distributions to shareholders	(0.17)	(0.14)		(0.80)	(0.61)	(0.10)

Net asset value, end of year	$12.19	$10.27		$10.17	$11.70	$11.90

Total return (D)	20.55%	2.32%		(6.38)%	3.42%	16.96%

Ratio and supplemental data:
Net assets end of year (000’s)	$31,642	$28,226		$30,709	$34,540	$35,102
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.57%	0.57%		0.58%	0.57%	0.59%
Including waiver and/or reimbursement and recapture	0.57%	0.56	%(C)	0.58%	0.57%	0.59%
Net investment income (loss) to average net assets (B)	1.57%	1.51	%(C)	1.22%	1.39%	1.45%
Portfolio turnover rate (F)	23%	212%		454%	344%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.19	$10.10		$11.62	$11.83	$10.23

Investment operations:
Net investment income (loss) (A) (B)	0.15	0.13	(C)	0.11	0.14	0.15
Net realized and unrealized gain (loss)	1.91	0.07		(0.86)	0.25	1.54

Total investment operations	2.06	0.20		(0.75)	0.39	1.69

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.11)		(0.11)	(0.09)	(0.09)
Net realized gains	—	—		(0.66)	(0.51)	—

Total dividends and/or distributions to shareholders	(0.15)	(0.11)		(0.77)	(0.60)	(0.09)

Net asset value, end of year	$12.10	$10.19		$10.10	$11.62	$11.83

Total return (D)	20.30%	1.97%		(6.53)%	3.23%	16.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$713,059	$648,780		$710,709	$713,097	$486,961
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.82%	0.82%		0.83%	0.82%	0.84%
Including waiver and/or reimbursement and recapture	0.82%	0.81	%(C)	0.83%	0.82%	0.84%
Net investment income (loss) to average net assets (B)	1.31%	1.26	%(C)	1.00%	1.21%	1.39%
Portfolio turnover rate (F)	23%	212%		454%	344%	111%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$126,341,366	$—	$—	$—	$126,341,366
Total Borrowings	$126,341,366	$—	$—	$—	$126,341,366

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.67%	May 1, 2018
Service Class	0.92%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.67%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	95.53%	95.53%
Service Class	1	91.22%	91.22%

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 163,026,880	$ 218,058,044

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 767,877,440	$ 103,799,958	$ —	$ 103,799,958

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 49,981,978	$ 1,524,069

During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 9,087,321	$ —	$ —	$ 7,705,197	$ —	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,240,935	$ —	$ (51,506,047)	$ —	$ —	$ 103,799,958

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,481,788	$ 309,963

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

MARKET ENVIRONMENT

Equity performance in 2017 was consistently strong throughout the entire year and persistent across nearly every major region. While 2017 marked the ninth year in a prolonged U.S. equity bull market, it was a change of pace for many regions that have taken one step forward and one step backward over the same period. In 2017, emerging market equities (measured by the MSCI Emerging Markets Index) led the way, followed by international developed equities (MSCI EAFE Index), global equities (MSCI ACWI Index), and U.S. equities (S&P 500®), appreciating 37.75%, 25.62%, 23.97%, and 21.83%, respectively. Throughout the year, major U.S. equity indexes continued to set new, all-time highs. With these new highs, valuations also matched historic levels. One measurement, the cyclically adjusted price-earnings ratio reached 32 times in December – the second highest point in the time series’ history, dating from 1880.

Equity performance momentum in the beginning of the year continued to be fueled by a “Trump rally” built on fiscal growth policies including decreased business regulation and corporate tax cuts. Expectations of these policies provided continued equity market support. Most recently, the tax cut passed by Congress in December lowers the U.S. corporate tax rate from 35% to 21%, supporting future corporate earnings growth.

The year’s strong global equity performance was driven by many advanced economies approaching full employment with low inflation. Economic data across global manufacturing, consumer confidence, jobless claims, employment, and housing growth all provided a strong backdrop of support for risky asset price growth. Additionally, the U.S. Federal Reserve (“Fed”) continued its path of normalization by announcing a 25 basis point rate hike in December at a pace and magnitude largely expected by the market.

All of these pro-growth factors led to strong outperformance in equities over bonds, with global bonds (Bloomberg Barclays Global Aggregate Bond Index) rising 7.39% and U.S. bond markets (Bloomberg Barclays U.S. Aggregate Bond Index) gaining only 3.54% in 2017, just covering the rate of U.S. inflation.

PERFORMANCE

For the year ended December 31, 2017, Transamerica QS Investors Active Asset Allocation – Moderate VP, Initial Class returned 15.71%. By comparison, its primary, secondary, and additional benchmarks, the Bloomberg Barclays US Aggregate Bond Index, the Russell 3000® Index, and the Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark, returned 3.54%, 21.13% and 12.92%, respectively.

STRATEGY REVIEW

Transamerica QS Investors Active Asset Allocation—Moderate VP was created to enable investor participation during risking markets while attempting to protect investors from drawdowns in trending down markets through investing in all passive exchange-traded funds (“ETFs”). The Portfolio implements two-way dynamic rebalancing which allows it to decrease equity exposures below their equity strategic target allocations in trending down markets, while allowing the equity exposure to go above its strategy target during up markets. The Portfolio’s performance may lag in sideways, or oscillating, market conditions. The Portfolio has a target allocation of approximately 50% in equities and 50% in fixed income.

Relative to the benchmark, the Portfolio outperformed. The asset allocation effect was the main driver of outperformance, particularly within Fixed Income as the Portfolio was underweight this asset class during the year. The overweight to equity, both U.S. and International, also contributed to relative returns. Sub-asset class selection was slightly negative within International Equity, as the iShares Edge MSCI Min Vol EAFE ETF underperformed the broad equity benchmark.

The underlying performance of holdings was positive; all of the Portfolio’s holdings posted gains. On an absolute basis, the best performing equity ETF holdings were the Vanguard Total International Stock ETF, the Vanguard FTSE All-World ex-US Index ETF and the iShares Edge MSCI Min Vol EAFE ETF. Within fixed income, the SPDR Bloomberg Barclays Convertible Securities ETF was the top performer.

Through the Portfolio’s two-way dynamic rebalancing mechanism it was allocated to its maximum equity weight, 69%, for the duration of the year with the exception of first half of January. This was a result of volatility remaining below its historical average, while equity markets continued trending upward.

Adam J. Petryk, CFA

Thomas Picciochi

Ellen Tesler

Co-Portfolio Managers

QS Investors, LLC

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.8%
U.S. Fixed Income Funds	26.9
International Equity Funds	21.1
Securities Lending Collateral	10.0
International Fixed Income Fund	2.7
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(10.0)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	15.71%	5.63%	5.04%	05/01/2011
Bloomberg Barclays US Aggregate Bond Index (A)	3.54%	2.10%	3.10%
Russell 3000® Index (B)	21.13%	15.58%	12.66%
Transamerica QS Investors Active Asset Allocation - Moderate VP Blended Benchmark (A) (B) (C) (D)	12.92%	7.63%	6.81%
Service Class	15.44%	5.39%	4.78%	05/01/2011

(A) The Bloomberg Barclays US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(C) The Transamerica QS Investors Active Asset Allocation – Moderate VP Blended Benchmark is composed of the following benchmarks: 50% Bloomberg Barclays US Aggregate Bond Index, 35% Russell 3000® Index, and 15% FTSE All-World Index ex-U.S.

(D) The FTSE All-World Index ex-U.S. is a market-capitalization weighted index comprised of an aggregate of large and mid cap stocks, providing coverage of developed and emerging markets excluding the U.S.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Tactical Asset Allocation is a portfolio strategy that attempts to take advantage of market highs and lows. The selection of a Tactical Asset Allocation portfolio will not guarantee a profit nor protect against a loss.

ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s share may not develop or be maintained.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,074.90	$2.93	$1,022.40	$2.85	0.56%
Service Class	1,000.00	1,073.60	4.23	1,021.10	4.13	0.81

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
EXCHANGE-TRADED FUNDS - 99.5%
International Equity Funds - 21.1%
iShares Edge MSCI Min Vol EAFE ETF (A)	964,662	$ 70,401,033
Vanguard FTSE All-World ex-US ETF	3,723,746	203,763,381
Vanguard Total International Stock ETF (A)	1,185,543	67,350,698

		341,515,112

International Fixed Income Fund - 2.7%
Vanguard Total International Bond ETF (A)	800,168	43,505,134

U.S. Equity Funds - 48.8%
iShares Core S&P 500 ETF	638,583	171,683,040
iShares Edge MSCI Min Vol USA ETF (A)	765,973	40,428,055
iShares Russell 1000 ETF (A)	3,466,313	515,128,775
Vanguard Small-Cap Growth ETF (A)	192,518	30,966,520
Vanguard Small-Cap Value ETF (A)	231,746	30,771,234

		788,977,624

U.S. Fixed Income Funds - 26.9%
iShares Core U.S. Aggregate Bond ETF	909,766	99,464,717
iShares TIPS Bond ETF	103,658	11,825,304
SPDR Bloomberg Barclays Convertible Securities ETF (A)	477,288	24,150,773
Vanguard Total Bond Market ETF	3,662,456	298,746,536

		434,187,330

Total Exchange-Traded Funds (Cost $1,421,340,089)		1,608,185,200

	Shares	Value
SECURITIES LENDING COLLATERAL - 10.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (B)	160,236,491	$ 160,236,491

Total Securities Lending Collateral (Cost $160,236,491)		160,236,491

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.54% (B), dated 12/29/2017, to be repurchased at $8,762,800 on 01/02/2018. Collateralized by a U.S. Government Obligation, 0.75%, due 10/31/2018, and with a value of $8,940,533.	$ 8,762,274	8,762,274

Total Repurchase Agreement (Cost $8,762,274)		8,762,274

Total Investments (Cost $1,590,338,854)		1,777,183,965
Net Other Assets (Liabilities) - (10.0)%		(160,868,507)

Net Assets - 100.0%		$ 1,616,315,458

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,608,185,200	$—	$—	$1,608,185,200
Securities Lending Collateral	160,236,491	—	—	160,236,491
Repurchase Agreement	—	8,762,274	—	8,762,274

Total Investments	$1,768,421,691	$8,762,274	$—	$1,777,183,965

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $156,880,532. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at December 31, 2017.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Unaffiliated investments, at value (cost $1,581,576,580) (including securities loaned of $156,880,532)	$1,768,421,691
Repurchase agreement, at value (cost $8,762,274)	8,762,274
Cash	135,459
Receivables and other assets:
Shares of beneficial interest sold	383,942
Interest	394
Net income from securities lending	36,449

Total assets	1,777,740,209

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	7,016
Investment management fees	732,153
Distribution and service fees	341,284
Transfer agent costs	5,581
Trustees, CCO and deferred compensation fees	1,615
Audit and tax fees	25,550
Custody fees	4,028
Legal fees	16,226
Printing and shareholder reports fees	44,548
Other	10,259
Collateral for securities on loan	160,236,491

Total liabilities	161,424,751

Net assets	$1,616,315,458

Net assets consist of:
Capital stock ($0.01 par value)	$1,337,883
Additional paid-in capital	1,490,736,546
Undistributed (distributions in excess of) net investment income (loss)	22,221,447
Accumulated net realized gain (loss)	(84,825,529)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	186,845,111

Net assets	$1,616,315,458

Net assets by class:
Initial Class	$2,581,922
Service Class	1,613,733,536

Shares outstanding:
Initial Class	211,899
Service Class	133,576,409

Net asset value and offering price per share:
Initial Class	$12.18
Service Class	12.08

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income from unaffiliated investments	$34,501,616
Interest income from unaffiliated investments	4,370
Net income (loss) from securities lending	400,984

Total investment income	34,906,970

Expenses:
Investment management fees	8,394,579
Distribution and service fees:
Service Class	3,907,596
Transfer agent costs	22,252
Trustees, CCO and deferred compensation fees	42,381
Audit and tax fees	41,694
Custody fees	24,233
Legal fees	110,272
Printing and shareholder reports fees	41,418
Other	43,545

Total expenses	12,627,970

Net investment income (loss)	22,279,000

Unaffiliated investments	9,140,338
Distributions received from unaffiliated investments	135,511

Net realized gain (loss)	9,275,849

Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	193,265,040

Net realized and change in unrealized gain (loss)	202,540,889

Net increase (decrease) in net assets resulting from operations	$224,819,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$22,279,000	$24,124,640
Net realized gain (loss)	9,275,849	(6,989,039)
Net change in unrealized appreciation (depreciation)	193,265,040	18,044,717

Net increase (decrease) in net assets resulting from operations	224,819,889	35,180,318

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(43,989)	(39,246)
Service Class	(24,131,081)	(19,707,525)

Total dividends and/or distributions from net investment income	(24,175,070)	(19,746,771)

Capital share transactions:
Proceeds from shares sold:
Initial Class	210,343	224,661
Service Class	23,100,526	6,965,876

	23,310,869	7,190,537

Dividends and/or distributions reinvested:
Initial Class	43,989	39,246
Service Class	24,131,081	19,707,525

	24,175,070	19,746,771

Cost of shares redeemed:
Initial Class	(658,796)	(422,765)
Service Class	(175,040,974)	(138,553,362)

	(175,699,770)	(138,976,127)

Net increase (decrease) in net assets resulting from capital share transactions	(128,213,831)	(112,038,819)

Net increase (decrease) in net assets	72,430,988	(96,605,272)

Net assets:
Beginning of year	1,543,884,470	1,640,489,742

End of year	$1,616,315,458	$1,543,884,470

Undistributed (distributions in excess of) net investment income (loss)	$22,221,447	$24,117,517

Capital share transactions - shares:
Shares issued:
Initial Class	18,257	20,927
Service Class	2,014,057	651,355

	2,032,314	672,282

Shares reinvested:
Initial Class	3,859	3,597
Service Class	2,131,721	1,819,716

	2,135,580	1,823,313

Shares redeemed:
Initial Class	(57,706)	(39,509)
Service Class	(15,552,381)	(13,013,521)

	(15,610,087)	(13,053,030)

Net increase (decrease) in shares outstanding:
Initial Class	(35,590)	(14,985)
Service Class	(11,406,603)	(10,542,450)

	(11,442,193)	(10,557,435)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.72	$10.62		$11.68	$11.59	$10.52

Investment operations:
Net investment income (loss) (A) (B)	0.19	0.19	(C)	0.16	0.17	0.18
Net realized and unrealized gain (loss)	1.48	0.07		(0.63)	0.28	1.01

Total investment operations	1.67	0.26		(0.47)	0.45	1.19

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.16)		(0.13)	(0.09)	(0.06)
Net realized gains	—	—		(0.46)	(0.27)	(0.06)

Total dividends and/or distributions to shareholders	(0.21)	(0.16)		(0.59)	(0.36)	(0.12)

Net asset value, end of year	$12.18	$10.72		$10.62	$11.68	$11.59

Total return (D)	15.71%	2.43%		(4.05)%	3.88%	11.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,582	$2,653		$2,788	$3,150	$2,979
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.56%	0.55%		0.57%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.56%	0.55	%(C)	0.57%	0.57%	0.58%
Net investment income (loss) to average net assets (B)	1.65%	1.75	%(C)	1.38%	1.41%	1.59%
Portfolio turnover rate (F)	18%	165%		330%	210%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$10.63	$10.53		$11.59	$11.52	$10.48

Investment operations:
Net investment income (loss) (A) (B)	0.16	0.16	(C)	0.13	0.15	0.16
Net realized and unrealized gain (loss)	1.47	0.07		(0.62)	0.26	1.00

Total investment operations	1.63	0.23		(0.49)	0.41	1.16

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.13)		(0.11)	(0.07)	(0.06)
Net realized gains	—	—		(0.46)	(0.27)	(0.06)

Total dividends and/or distributions to shareholders	(0.18)	(0.13)		(0.57)	(0.34)	(0.12)

Net asset value, end of year	$12.08	$10.63		$10.53	$11.59	$11.52

Total return (D)	15.44%	2.18%		(4.28)%	3.62%	11.12%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,613,733	$1,541,231		$1,637,702	$1,690,334	$991,431
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.81%	0.80%		0.82%	0.82%	0.83%
Including waiver and/or reimbursement and recapture	0.81%	0.80	%(C)	0.82%	0.82%	0.83%
Net investment income (loss) to average net assets (B)	1.42%	1.50	%(C)	1.15%	1.26%	1.47%
Portfolio turnover rate (F)	18%	165%		330%	210%	86%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.00% higher and 0.00% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividends and net realized gains (losses) are from investments in shares of underlying portfolios. Dividend income and capital gain distributions from underlying portfolios, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Income or short-term capital gain distributions received from underlying portfolios are recorded as dividend income. Long-term capital gain distributions received from underlying portfolios are recorded as realized gains.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the year ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$160,236,491	$—	$—	$—	$160,236,491
Total Borrowings	$160,236,491	$—	$—	$—	$160,236,491

5. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $50 million	0.58%
Over $50 million up to $250 million	0.56%
Over $250 million up to $1 billion	0.54%
Over $1 billion up to $1.5 billion	0.52%
Over $1.5 billion up to $2.5 billion	0.51%
Over $2.5 billion	0.50%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.68%	May 1, 2018
Service Class	0.93%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.68%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

6. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	94.14%	94.14%
Service Class	1	93.93%	93.93%

7. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 279,016,956	$ 410,615,859

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 1,619,115,504	$ 163,834,667	$ (5,766,206)	$ 158,068,461

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Unlimited
Short-Term	Long-Term
$ 56,048,880	$ —

During the year ended December 31, 2017, the capital loss carryforwards utilized or expired are $1,054,881.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 24,175,070	$ —	$ —	$ 19,746,771	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 22,221,447	$ —	$ (56,048,880)	$ —	$ 1	$ 158,068,461

9. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica QS Investors Active Asset Allocation – Moderate VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica QS Investors Active Asset Allocation – Moderate VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica QS Investors Active Asset Allocation – Moderate VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica QS Investors Active Asset Allocation – Moderate VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,122,915	$ 537,351

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

The domestic political environment dominated trading throughout 2017, while firming global economic conditions underpinned the expansion in valuations. The Russell 2000® Value Index’s advance was not linear. The fiscal year began with a resetting of investor expectations after a hotly-contested Presidential election had ushered in considerable optimism about the prospects for tax reform, infrastructure spending and de-regulation. Political gridlock persisted in Washington through the summer. In the final months of the year, however, U.S. Congress ultimately passed a tax reform bill, and equities closed the year on a very positive note.

Meanwhile, the U.S. economy chugged along again, logging the eighth year of its elongated, but muted expansion. The macroeconomic environment benefited from increasingly stiff tailwinds from abroad, and the second half of 2017 represented the first time in many years when Europe, Asia, and U.S. all saw meaningful growth concurrently. Inflation remained stubbornly low amid the broad-based global acceleration, although there were signs of a pick up as the year progressed. The U.S. Federal Reserve proactively raised short-term rates three times in 2017. There was good breadth to the market’s rally, as the health-care sector joined many cyclical stocks in leading the market higher. On the other hand, the energy sector was a laggard, reflecting continued volatility in crude oil prices.

Thompson, Siegel & Walmsley LLC

The market continued its push in 2017, surpassing expectations from many investors and strategists. In domestic markets, large caps outpaced small cap equities, and growth outpaced value, reversing the course from 2016. The economy appeared resilient, with strong corporate profitability, a healthy consumer and a low unemployment rate.

Within the U.S. Midcap Value equity space specifically, more traditional pro-cyclical sectors such as technology, materials/processing and producer durables led the way. More defensive and yield-oriented sectors and industries lagged. The only sector to produce a negative return was energy, which closed the performance gap toward the latter half of the year. U.S. tax reform was the key macroeconomic factor near year-end, contributing heavily to market strength, while also distinguishing between winners and losers. Sectors that traditionally have had high effective tax rates, such as retailers, saw a strong recovery that was further buoyed by better consumer trends late in the year. Areas with traditionally low effective tax rates, such as real estate investment trusts, witnessed a slight reversal to close out 2017.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Small/Mid Cap Value VP, Initial Class returned 15.55%. By comparison, its benchmark, the Russell 2500™ Value Index, returned 10.36%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

In the small-cap sleeve, Systematic generally invests in common stocks of companies with small capitalizations that we believe are attractively valued. The sub-adviser’s security selection process favors companies with strong operating cash flow, strong free cash flow, limited financial leverage and strong debt coverage.

The small-cap portion of Transamerica Small/Mid Cap Value VP posted strong absolute and relative outperformance versus the Russell 2500™ Value Index in a year characterized by robust equity market conditions.

Outperformance was driven primarily by a strong stock selection, primarily in the information technology sector. In addition, our positions in the consumer discretionary and health-care sectors further enhanced relative returns. Our holdings in industrials, consumer staples, and utilities, on the other hand, detracted.

Sector allocation also had a positive impact on relative performance; all but health care and utilities contributed. An overweight in industrials, an underweight in energy and an overweight in information technology were especially positive drivers, while underweights in health care and utilities detracted.

Looking closer, our hallmark focus on safety and cash flow sustainability was rewarded nicely. Although cyclical equities largely led the market during 2017, the bout of risk aversion made its mark on equities. Investors were especially mindful of individual company fundamentals and risks in their trading, leading to strong efficacy of some of the risk metrics we utilize, such as interest coverage. The stocks of companies with high interest coverage (meaning interest expense is well covered by cash flow) outperformed in the year, while the equities of firms with lower interest coverage trailed the market materially.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley LLC

In managing the mid-cap sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies it believes present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community. The sub-adviser’s process uses a combination of quantitative and qualitative methods and is based on a four-factor valuation screen.

The mid-cap sleeve underperformed its benchmark, the Russell 2500™ Value Index.

Major detractors from relative performance were consumer discretionary and producer durables. In consumer discretionary, the primary laggards were Advance Auto Parts, Inc., the largest retailer of automotive replacement parts and accessories, and watch retailer Fossil Group, Inc. (no longer held at period end) Advance Auto Parts, Inc. posted disappointing results as higher-than-expected investment spending and disappointing sales figures weighed on shares. Fossil Group, Inc. continued to struggle this year from industry headwinds in the traditional watch space as overall demand remained weak. We sold our position in the company due to its declining risk/reward outlook. In producer durables, Alaska Air Group, Inc. sold off along with the broader airline industry as higher fuel costs and increased competitive pressures weighed. Stericycle, a waste management business, was pressured on poor earnings results and pricing pressure in the company’s domestic regulated medical waste business.

Financial services and energy sectors helped relative returns. In financials, commercial and residential mortgage provider Fidelity National Financial, Inc. was our top performer. Fidelity National Financial, Inc. moved higher based on a strong housing market with improved title orders and margins, while also benefitting from spinning off its mortgage software business. Insurance company Progressive Corp. was another standout as revenue growth and underwriting margins continued to surprise to the upside. The primary contributors in energy were utility-scale solar power provider First Solar, Inc. and natural gas producer Rice Energy, Inc. First Solar, Inc. benefitted from the announcement of potential price dumping duties on imported solar panels, while Rice Energy, Inc. was acquired by EQT Corporation.

Kenneth Burgess, CFA

Portfolio Manager

Systematic Financial Management, L.P.

Brett P. Hawkins, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	96.4%
Securities Lending Collateral	4.0
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	15.55%	14.37%	9.37%	05/04/1993
Russell 2500™ Value Index (A)	10.36%	13.27%	8.82%
Service Class	15.26%	14.09%	9.09%	05/03/2004

(A) The Russell 2500TM Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500TM Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500TM Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,077.20	$4.35	$1,021.00	$4.23	0.83%
Service Class	1,000.00	1,075.70	5.65	1,019.80	5.50	1.08

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 96.4%
Aerospace & Defense - 0.7%
Aerojet Rocketdyne Holdings, Inc. (A)	37,300	$ 1,163,760
Aerovironment, Inc. (A)	7,800	438,048
Cubic Corp.	22,300	1,314,585
Curtiss-Wright Corp.	10,900	1,328,165

		4,244,558

Airlines - 2.2%
Alaska Air Group, Inc.	70,800	5,204,508
JetBlue Airways Corp. (A)	195,100	4,358,534
United Continental Holdings, Inc. (A)	58,800	3,963,120

		13,526,162

Auto Components - 0.7%
Gentex Corp.	42,500	890,375
Stoneridge, Inc. (A)	61,000	1,394,460
Visteon Corp. (A)	14,350	1,795,759

		4,080,594

Banks - 6.3%
Berkshire Hills Bancorp, Inc.	84,712	3,100,459
CIT Group, Inc.	137,900	6,788,817
First Citizens BancShares, Inc., Class A	12,807	5,161,221
First Community Bancshares, Inc.	99,154	2,848,694
First Republic Bank	13,000	1,126,320
Hanmi Financial Corp.	46,500	1,411,275
Hope Bancorp, Inc.	63,472	1,158,364
Lakeland Bancorp, Inc.	156,500	3,012,625
Sandy Spring Bancorp, Inc.	73,500	2,867,970
Sterling Bancorp	119,000	2,927,400
Umpqua Holdings Corp.	102,000	2,121,600
Union Bankshares Corp.	33,100	1,197,227
United Community Banks, Inc.	67,500	1,899,450
Washington Trust Bancorp, Inc.	23,803	1,267,510
Webster Financial Corp.	20,600	1,156,896

		38,045,828

Biotechnology - 0.8%
United Therapeutics Corp. (A)	32,200	4,763,990

Building Products - 1.9%
American Woodmark Corp. (A)	8,500	1,107,125
Caesarstone, Ltd. (A)	91,500	2,013,000
Continental Building Products, Inc. (A)	139,000	3,912,850
Gibraltar Industries, Inc. (A)	21,500	709,500
Insteel Industries, Inc.	16,000	453,120
JELD-WEN Holding, Inc. (A)	42,500	1,673,225
Masonite International Corp. (A)	9,900	734,085
PGT Innovations, Inc. (A)	49,800	839,130

		11,442,035

Capital Markets - 1.8%
E*TRADE Financial Corp. (A)	85,200	4,223,364
Legg Mason, Inc.	42,000	1,763,160
Piper Jaffray Cos.	28,300	2,440,875
Stifel Financial Corp.	32,500	1,935,700
Waddell & Reed Financial, Inc., Class A (B)	25,900	578,606

		10,941,705

Chemicals - 1.8%
Albemarle Corp.	3,800	485,982
Chase Corp.	5,700	686,850
Mosaic Co.	71,800	1,842,388

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
PPG Industries, Inc.	45,900	$ 5,362,038
Trinseo SA	30,300	2,199,780

		10,577,038

Commercial Services & Supplies - 2.5%
HNI Corp.	20,200	779,114
Hudson Technologies, Inc. (A) (B)	84,500	512,915
KAR Auction Services, Inc.	103,600	5,232,836
Knoll, Inc.	40,400	930,816
Stericycle, Inc. (A)	90,600	6,159,894
Tetra Tech, Inc.	31,500	1,516,725

		15,132,300

Communications Equipment - 1.7%
ARRIS International PLC (A)	236,136	6,066,334
KVH Industries, Inc. (A)	218,382	2,260,254
NETGEAR, Inc. (A)	31,000	1,821,250

		10,147,838

Construction & Engineering - 1.5%
Comfort Systems USA, Inc.	52,300	2,282,895
EMCOR Group, Inc.	32,500	2,656,875
Granite Construction, Inc.	29,800	1,890,214
KBR, Inc.	124,500	2,468,835

		9,298,819

Construction Materials - 0.4%
US Concrete, Inc. (A) (B)	26,000	2,174,900

Consumer Finance - 0.4%
Ally Financial, Inc.	92,200	2,688,552

Diversified Consumer Services - 0.8%
H&R Block, Inc.	184,500	4,837,590

Diversified Financial Services - 0.4%
Voya Financial, Inc.	51,986	2,571,747

Electric Utilities - 4.2%
Alliant Energy Corp.	125,600	5,351,816
FirstEnergy Corp.	328,200	10,049,484
PPL Corp.	312,600	9,674,970

		25,076,270

Electrical Equipment - 0.5%
LSI Industries, Inc.	115,000	791,200
Regal Beloit Corp.	29,950	2,294,170
Revolution Lighting Technologies, Inc. (A) (B)	62,500	205,625

		3,290,995

Electronic Equipment, Instruments & Components - 4.2%
Avnet, Inc.	135,729	5,377,583
Belden, Inc.	14,700	1,134,399
Benchmark Electronics, Inc. (A)	16,500	480,150
Coherent, Inc. (A)	11,350	3,203,197
Control4 Corp. (A)	84,500	2,514,720
Daktronics, Inc.	53,400	487,542
Methode Electronics, Inc.	27,200	1,090,720
Orbotech, Ltd. (A)	126,313	6,345,965
Universal Display Corp.	16,200	2,796,930
Vishay Intertechnology, Inc. (B)	90,400	1,875,800

		25,307,006

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 0.6%
Helmerich & Payne, Inc. (B)	21,900	$ 1,415,616
Transocean, Ltd. (A) (B)	225,600	2,409,408

		3,825,024

Equity Real Estate Investment Trusts - 6.7%
Brandywine Realty Trust	114,800	2,088,212
Community Healthcare Trust, Inc.	104,000	2,922,400
DiamondRock Hospitality Co.	228,500	2,579,765
Iron Mountain, Inc.	45,400	1,712,942
JBG SMITH Properties	124,093	4,309,750
Lexington Realty Trust	195,100	1,882,715
Liberty Property Trust	41,200	1,772,012
National Retail Properties, Inc.	22,300	961,799
Outfront Media, Inc.	44,800	1,039,360
Physicians Realty Trust	108,500	1,951,915
Piedmont Office Realty Trust, Inc., Class A	48,500	951,085
Sabra Health Care REIT, Inc.	80,300	1,507,231
Summit Hotel Properties, Inc.	195,000	2,969,850
Uniti Group, Inc. (B)	297,304	5,289,038
VEREIT, Inc.	1,100,300	8,571,337

		40,509,411

Food & Staples Retailing - 2.5%
Casey’s General Stores, Inc. (B)	83,100	9,302,214
US Foods Holding Corp. (A)	172,500	5,507,925

		14,810,139

Food Products - 1.3%
Kellogg Co.	119,400	8,116,812

Health Care Equipment & Supplies - 2.2%
AngioDynamics, Inc. (A)	28,500	473,955
DENTSPLY SIRONA, Inc.	89,900	5,918,117
Meridian Bioscience, Inc.	114,000	1,596,000
Zimmer Biomet Holdings, Inc.	46,100	5,562,887

		13,550,959

Health Care Providers & Services - 5.2%
AmerisourceBergen Corp.	59,500	5,463,290
AMN Healthcare Services, Inc. (A)	22,500	1,108,125
Cardinal Health, Inc.	125,392	7,682,768
Cross Country Healthcare, Inc. (A)	29,500	376,420
Encompass Health Corp.	39,200	1,936,872
Laboratory Corp. of America Holdings (A)	33,500	5,343,585
MEDNAX, Inc. (A)	132,900	7,102,176
WellCare Health Plans, Inc. (A)	12,600	2,533,986

		31,547,222

Health Care Technology - 0.2%
Omnicell, Inc. (A)	20,900	1,013,650

Hotels, Restaurants & Leisure - 0.4%
Churchill Downs, Inc.	9,300	2,164,110

Household Durables - 0.5%
Helen of Troy, Ltd. (A)	16,100	1,551,235
La-Z-Boy, Inc.	39,800	1,241,760

		2,792,995

Household Products - 0.5%
Spectrum Brands Holdings, Inc. (B)	26,750	3,006,700

Independent Power & Renewable Electricity Producers - 1.5%
AES Corp.	814,500	8,821,035

	Shares	Value
COMMON STOCKS (continued)
Insurance - 7.9%
Alleghany Corp. (A)	14,000	$ 8,345,260
Allstate Corp.	34,600	3,622,966
Aspen Insurance Holdings, Ltd.	30,000	1,218,000
FNF Group	90,700	3,559,068
Loews Corp.	128,100	6,408,843
Markel Corp. (A)	2,800	3,189,564
Progressive Corp.	128,800	7,254,016
Selective Insurance Group, Inc.	68,383	4,014,082
United Fire Group, Inc.	70,989	3,235,679
Validus Holdings, Ltd.	28,800	1,351,296
Willis Towers Watson PLC	34,800	5,244,012

		47,442,786

Internet & Direct Marketing Retail - 0.9%
Liberty Expedia Holdings, Inc., Class A (A)	75,200	3,333,616
Liberty Interactive Corp QVC Group, Series A (A)	70,400	1,719,168
Nutrisystem, Inc.	11,750	618,050

		5,670,834

Internet Software & Services - 0.3%
IAC/InterActiveCorp (A)	15,650	1,913,682

IT Services - 1.8%
FleetCor Technologies, Inc. (A)	9,700	1,866,571
Global Payments, Inc.	4,700	471,128
Leidos Holdings, Inc.	34,500	2,227,665
MAXIMUS, Inc.	30,800	2,204,664
Western Union Co.	213,000	4,049,130

		10,819,158

Machinery - 2.0%
Altra Industrial Motion Corp.	35,500	1,789,200
Columbus McKinnon Corp.	39,663	1,585,727
Douglas Dynamics, Inc.	44,500	1,682,100
Gencor Industries, Inc. (A)	75,700	1,252,835
Mueller Industries, Inc.	63,000	2,232,090
Oshkosh Corp.	15,800	1,436,062
Watts Water Technologies, Inc., Class A	24,200	1,837,990

		11,816,004

Media - 6.6%
AMC Networks, Inc., Class A (A)	94,793	5,126,405
Discovery Communications, Inc., Class C (A)	277,144	5,867,139
DISH Network Corp., Class A (A)	128,800	6,150,200
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	84,944	3,368,879
Lions Gate Entertainment Corp., Class B (A)	57,879	1,837,079
Madison Square Garden Co., Class A (A)	16,080	3,390,468
MSG Networks, Inc., Class A (A)	145,000	2,936,250
News Corp., Class A	323,700	5,247,177
Viacom, Inc., Class B	196,700	6,060,327

		39,983,924

Metals & Mining - 0.7%
Commercial Metals Co.	85,700	1,827,124
Kaiser Aluminum Corp.	17,500	1,869,875
TimkenSteel Corp. (A)	18,800	285,572

		3,982,571

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts - 1.2%
Annaly Capital Management, Inc.	610,489	$ 7,258,714

Multi-Utilities - 1.9%
NorthWestern Corp.	55,000	3,283,500
SCANA Corp.	142,100	5,652,738
WEC Energy Group, Inc.	37,000	2,457,910

		11,394,148

Oil, Gas & Consumable Fuels - 3.3%
Antero Resources Corp. (A)	344,900	6,553,100
Callon Petroleum Co. (A) (B)	131,300	1,595,295
Delek US Holdings, Inc.	19,144	668,891
Energen Corp. (A)	23,400	1,347,138
Gulfport Energy Corp. (A)	91,500	1,167,540
Range Resources Corp.	389,200	6,639,752
REX American Resources Corp. (A)	19,550	1,618,545

		19,590,261

Paper & Forest Products - 0.6%
Domtar Corp.	55,200	2,733,504
P.H. Glatfelter Co.	33,000	707,520

		3,441,024

Pharmaceuticals - 0.5%
Nektar Therapeutics (A)	48,300	2,884,476

Professional Services - 1.0%
FTI Consulting, Inc. (A)	13,800	592,848
Heidrick & Struggles International, Inc.	93,000	2,283,150
ICF International, Inc. (A)	24,400	1,281,000
On Assignment, Inc. (A)	32,200	2,069,494

		6,226,492

Real Estate Management & Development - 0.4%
CBRE Group, Inc., Class A (A)	60,300	2,611,593

Road & Rail - 0.4%
AMERCO	6,050	2,286,356

Semiconductors & Semiconductor Equipment - 2.3%
AXT, Inc. (A)	114,500	996,150
Brooks Automation, Inc.	35,000	834,750
Cohu, Inc.	113,500	2,491,325
Entegris, Inc.	57,000	1,735,650
MKS Instruments, Inc.	23,300	2,201,850
Qorvo, Inc. (A)	22,650	1,508,490
Silicon Motion Technology Corp., ADR (B)	44,500	2,356,720
Xcerra Corp. (A)	163,500	1,600,665

		13,725,600

Software - 2.2%
Barracuda Networks, Inc. (A)	1,000	27,500
CA, Inc.	104,800	3,487,744
Dell Technologies, Inc., Class V (A)	50,900	4,137,152
Open Text Corp.	127,200	4,537,224
TiVo Corp.	87,217	1,360,585

		13,550,205

Specialty Retail - 3.2%
Abercrombie & Fitch Co., Class A	80,800	1,408,344
Advance Auto Parts, Inc.	69,700	6,948,393
American Eagle Outfitters, Inc.	175,300	3,295,640
Bed Bath & Beyond, Inc.	181,600	3,993,384
Foot Locker, Inc.	11,000	515,680

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Urban Outfitters, Inc. (A)	34,800	$ 1,220,088
Williams-Sonoma, Inc. (B)	37,200	1,923,240

		19,304,769

Technology Hardware, Storage & Peripherals - 0.8%
Western Digital Corp.	57,700	4,588,881

Textiles, Apparel & Luxury Goods - 1.0%
Deckers Outdoor Corp. (A)	22,500	1,805,625
Michael Kors Holdings, Ltd. (A)	44,100	2,776,095
Steven Madden, Ltd. (A)	36,500	1,704,550

		6,286,270

Thrifts & Mortgage Finance - 2.0%
Dime Community Bancshares, Inc.	88,500	1,854,075
Oritani Financial Corp.	32,500	533,000
Provident Financial Services, Inc.	75,500	2,036,235
TrustCo Bank Corp.	115,600	1,063,520
United Financial Bancorp, Inc.	175,781	3,100,777
Washington Federal, Inc.	92,500	3,168,125

		11,755,732

Trading Companies & Distributors - 1.0%
AerCap Holdings NV (A)	118,000	6,207,980

Total Common Stocks (Cost $490,060,493)		581,047,444

SECURITIES LENDING COLLATERAL - 4.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	23,861,311	23,861,311

Total Securities Lending Collateral (Cost $23,861,311)		23,861,311

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $2,205,680 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $2,251,967.	$ 2,205,548	2,205,548

Total Repurchase Agreement (Cost $2,205,548)		2,205,548

Total Investments (Cost $516,127,352)		607,114,303
Net Other Assets (Liabilities) - (0.8)%		(4,653,886)

Net Assets - 100.0%		$ 602,460,417

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$581,047,444	$—	$—	$581,047,444
Securities Lending Collateral	23,861,311	—	—	23,861,311
Repurchase Agreement	—	2,205,548	—	2,205,548

Total Investments	$604,908,755	$2,205,548	$—	$607,114,303

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $23,294,305. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $513,921,804) (including securities loaned of $23,294,305)	$604,908,755
Repurchase agreement, at value (cost $2,205,548)	2,205,548
Cash	17,279,323
Receivables and other assets:
Shares of beneficial interest sold	51,742
Investments sold	2,214,204
Interest	99
Dividends	1,310,957
Tax reclaims	510
Net income from securities lending	6,164

Total assets	627,977,302

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	160,285
Investments purchased	941,538
Investment management fees	400,550
Distribution and service fees	43,824
Transfer agent costs	2,065
Trustees, CCO and deferred compensation fees	750
Audit and tax fees	17,887
Custody fees	13,488
Legal fees	5,991
Printing and shareholder reports fees	65,414
Other	3,782
Collateral for securities on loan	23,861,311

Total liabilities	25,516,885

Net assets	$602,460,417

Net assets consist of:
Capital stock ($0.01 par value)	$282,559
Additional paid-in capital	458,286,309
Undistributed (distributions in excess of) net investment income (loss)	4,512,296
Accumulated net realized gain (loss)	48,392,395
Net unrealized appreciation (depreciation) on:
Investments	90,986,951
Translation of assets and liabilities denominated in foreign currencies	(93)

Net assets	$602,460,417

Net assets by class:
Initial Class	$395,776,905
Service Class	206,683,512

Shares outstanding:
Initial Class	18,400,790
Service Class	9,855,098

Net asset value and offering price per share:
Initial Class	$21.51
Service Class	20.97

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$7,870,189
Interest income	4,936
Net income (loss) from securities lending	76,578
Withholding taxes on foreign income	(18,528)

Total investment income	7,933,175

Expenses:
Investment management fees	4,543,528
Distribution and service fees:
Service Class	490,590
Transfer agent costs	8,311
Trustees, CCO and deferred compensation fees	15,750
Audit and tax fees	25,814
Custody fees	80,092
Legal fees	42,729
Printing and shareholder reports fees	67,583
Other	13,376

Total expenses	5,287,773

Net investment income (loss)	2,645,402

Net realized gain (loss) on:
Investments	52,171,749

Net change in unrealized appreciation (depreciation) on:
Investments	28,656,057
Translation of assets and liabilities denominated in foreign currencies	63

Net change in unrealized appreciation (depreciation)	28,656,120

Net realized and change in unrealized gain (loss)	80,827,869

Net increase (decrease) in net assets resulting from operations	$83,473,271

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$2,645,402	$6,767,186
Net realized gain (loss)	52,171,749	52,481,274
Net change in unrealized appreciation (depreciation)	28,656,120	43,287,433

Net increase (decrease) in net assets resulting from operations	83,473,271	102,535,893

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(4,300,729)	(2,670,857)
Service Class	(1,889,972)	(865,967)

Total dividends and/or distributions from net investment income	(6,190,701)	(3,536,824)

Net realized gains:
Initial Class	(33,493,197)	(34,432,756)
Service Class	(17,836,614)	(16,698,941)

Total dividends and/or distributions from net realized gains	(51,329,811)	(51,131,697)

Total dividends and/or distributions to shareholders	(57,520,512)	(54,668,521)

Capital share transactions:
Proceeds from shares sold:
Initial Class	15,699,367	42,484,015
Service Class	19,873,607	21,372,172

	35,572,974	63,856,187

Dividends and/or distributions reinvested:
Initial Class	37,793,926	37,103,613
Service Class	19,726,586	17,564,908

	57,520,512	54,668,521

Cost of shares redeemed:
Initial Class	(53,152,447)	(172,862,199)
Service Class	(29,379,673)	(24,508,400)

	(82,532,120)	(197,370,599)

Net increase (decrease) in net assets resulting from capital share transactions	10,561,366	(78,845,891)

Net increase (decrease) in net assets	36,514,125	(30,978,519)

Net assets:
Beginning of year	565,946,292	596,924,811

End of year	$602,460,417	$565,946,292

Undistributed (distributions in excess of) net investment income (loss)	$4,512,296	$7,765,171

Capital share transactions - shares:
Shares issued:
Initial Class	748,415	2,154,343
Service Class	953,237	1,102,927

	1,701,652	3,257,270

Shares reinvested:
Initial Class	1,951,158	1,976,750
Service Class	1,043,735	956,174

	2,994,893	2,932,924

Shares redeemed:
Initial Class	(2,488,819)	(8,713,138)
Service Class	(1,416,014)	(1,333,923)

	(3,904,833)	(10,047,061)

Net increase (decrease) in shares outstanding:
Initial Class	210,754	(4,582,045)
Service Class	580,958	725,178

	791,712	(3,856,867)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$20.76	$19.16		$22.68	$23.67	$17.47

Investment operations:
Net investment income (loss) (A)	0.12	0.24	(B)	0.15	0.19	0.20
Net realized and unrealized gain (loss)	2.86	3.57		(0.77)	1.04	6.13

Total investment operations	2.98	3.81		(0.62)	1.23	6.33

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.16)		(0.23)	(0.19)	(0.09)
Net realized gains	(1.98)	(2.05)		(2.67)	(2.03)	(0.04)

Total dividends and/or distributions to shareholders	(2.23)	(2.21)		(2.90)	(2.22)	(0.13)

Net asset value, end of year	$21.51	$20.76		$19.16	$22.68	$23.67

Total return (C)	15.55%	21.13%		(2.51)%	5.23%	36.32%

Ratio and supplemental data:
Net assets end of year (000’s)	$395,777	$377,647		$436,364	$686,546	$739,394
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.87%		0.85%	0.85%	0.86%
Including waiver and/or reimbursement and recapture	0.83%	0.86	%(B)	0.85%	0.85%	0.86%
Net investment income (loss) to average net assets	0.54%	1.27	%(B)	0.67%	0.82%	0.96%
Portfolio turnover rate	54%	128%		64%	95%	106%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$20.30	$18.78		$22.28	$23.31	$17.22

Investment operations:
Net investment income (loss) (A)	0.06	0.21	(B)	0.09	0.13	0.15
Net realized and unrealized gain (loss)	2.80	3.47		(0.74)	1.02	6.04

Total investment operations	2.86	3.68		(0.65)	1.15	6.19

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.11)		(0.18)	(0.15)	(0.06)
Net realized gains	(1.98)	(2.05)		(2.67)	(2.03)	(0.04)

Total dividends and/or distributions to shareholders	(2.19)	(2.16)		(2.85)	(2.18)	(0.10)

Net asset value, end of year	$20.97	$20.30		$18.78	$22.28	$23.31

Total return (C)	15.26%	20.80%		(2.73)%	4.93%	36.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$206,683	$188,299		$160,561	$175,537	$167,607
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.12%		1.10%	1.10%	1.11%
Including waiver and/or reimbursement and recapture	1.08%	1.10	%(B)	1.10%	1.10%	1.11%
Net investment income (loss) to average net assets	0.29%	1.13	%(B)	0.43%	0.58%	0.71%
Portfolio turnover rate	54%	128%		64%	95%	106%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Small/Mid Cap Value VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $31,767.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$23,861,311	$—	$—	$—	$23,861,311
Total Borrowings	$23,861,311	$—	$—	$—	$23,861,311

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $350 Million	0.790%
Over $350 Million up to $500 Million	0.780%
Over $500 Million up to $750 Million	0.765%
Over $750 Million up to $1 Billion	0.755%
Over $1 Billion up to $1.5 Billion	0.735%
Over $1.5 Billion up to $2 Billion	0.730%
Over $2 Billion	0.725%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.89%	May 1, 2018
Service Class	1.14%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.89%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	92.24%	92.24%
Service Class	2	81.71%	62.67%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 305,984,603	$ —	$ 339,463,735	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to reversals of prior year real estate investment trust and non-real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 292,424	$ (292,424)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 523,719,316	$ 101,784,085	$ (18,389,098)	$ 83,394,987

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 46,087,362	$ 11,433,150	$ —	$ 3,536,824	$ 51,131,697	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 27,746,981	$ 32,749,674	$ —	$ —	$ —	$ 83,394,894

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Small/Mid Cap Value VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Small/Mid Cap Value VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $11,433,150 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), sub-adviser to Transamerica Barrow Hanley Dividend Focused VP, and Thompson, Siegel & Walmsley LLC (“TSW”), sub-adviser to Transamerica TS&W International Equity VP and Transamerica Small/Mid Cap Value VP (together with Transamerica Barrow Hanley Dividend Focused VP, each a “Portfolio” and collectively, the “Portfolios,” each Portfolio being a series of Transamerica Series Trust), are each subsidiaries of OM Asset Management plc (“OMAM”). OMAM is a multi-boutique asset management company that operates its business through affiliate investment firms, including Barrow Hanley and TSW. In the second tranche of a two tranche transaction, Old Mutual plc, OMAM’s parent company, would sell a minority interest in OMAM to HNA Capital US (the “Old Mutual Transaction”). It was determined that the Old Mutual Transaction may constitute an “assignment” under Section 15 of the Investment Company Act of 1940, and would therefore result in the automatic termination of the current sub-advisory agreements with Barrow Hanley and TS&W. Accordingly, at a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on September 13-14, 2017, the Board considered the approval of new sub-investment advisory agreements with respect to the applicable Portfolios between TAM and Barrow Hanley and between TAM and TSW (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).

Following its review and consideration, the Board determined that the terms of each proposed New Sub-Advisory Agreement were reasonable and that the approval of each of the New Sub-Advisory Agreements was in the best interests of each applicable Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Prior to reaching their decision, the Board Members requested and received from TAM, Barrow Hanley and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In their deliberations, the Independent Board Members met privately without representatives of TAM, Barrow Hanley and TSW present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Among other matters, the Board Members considered:

(a)        that Barrow Hanley and TSW would each remain the sub-advisers to the respective Portfolios and that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Barrow Hanley or TSW to each applicable Portfolio and its investors, including compliance services;

(b)        that Barrow Hanley and TSW expect to retain the same investment processes, key personnel and support systems following the Old Mutual Transaction;

(c)        that Barrow Hanley and TSW are experienced and respected asset management firms and TAM believes that they will each continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on an assessment of Barrow Hanley and TSW, investment personnel, and the sub-advisory services Barrow Hanley and TSW each currently provide to the respective Portfolios; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Barrow Hanley or TSW.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM, Barrow Hanley and TSW regarding the operations, facilities, organization and personnel of each sub-adviser, as well as the sub-advisory services provided by each Barrow Hanley and TSW under their current sub-advisory agreements. The Board Members noted that no changes were being proposed to the Portfolios’ principal investment strategies. The Board Members considered that TAM, Barrow Hanley and TSW have each advised the Board Members that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to each applicable Portfolio and its investors, including compliance services. The Board Members considered that Barrow Hanley and TSW are experienced and respected asset management firms and that no changes to the services of Barrow Hanley and TSW are expected to

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

occur once the Old Mutual Transaction is completed. In addition, the Board noted that TAM believes that, following the Old Mutual Transaction, Barrow Hanley and TSW will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on the assessment of Barrow Hanley and TSW, their investment talent and the sub-advisory services currently being provided by both Barrow Hanley and TSW to the Portfolios.

The Board Members noted the past performance, investment management experience, capabilities and resources of Barrow Hanley and TSW. Further, they also noted that it is expected that, after the Old Mutual Transaction, the current portfolio managers and their respective investment teams will continue to sub-advise each applicable Portfolio by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members concluded that Barrow Hanley and TSW are both capable of providing sub-advisory services to the Portfolios that are appropriate in scope and extent in light of the proposed investment programs for each Portfolio.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements noting that the proposed sub-advisory fee schedules payable by TAM to Barrow Hanley and TSW are the same as the fee schedules in the current sub-advisory agreements. The Board Members noted that the management fee schedules for the Portfolios would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Barrow Hanley and TSW under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

It was noted that the Boards reviewed estimated profitability under the current sub-advisory agreements in June of 2017 for both Barrow Hanley and TSW, and would consider their estimated profitability under the New Sub-Advisory Agreements in June of 2018 in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Barrow Hanley and to TSW in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Barrow Hanley and TSW from their relationships with the Portfolios. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Barrow Hanley or TSW, and that Barrow Hanley and TSW may each engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of each applicable Portfolio and its investors and unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

(unaudited)

MARKET ENVIRONMENT

U.S. stocks posted strong returns in 2017 buoyed by solid corporate earnings and economic growth. Throughout the year, hopes that President Trump’s proposals for lower tax rates, reduced regulation, and increased infrastructure spending would be enacted supported the market. While the U.S. Federal Reserve raised its interest rate target three times in 2017, the central bank’s moves were widely expected and did not disrupt equity markets. In the closing weeks of the year, Congress passed and President Trump signed legislation that reduces tax rates for corporations and closely-held businesses, reduces marginal tax rates for individuals at most income levels, and changes the limits for various individual tax deductions. Most major stock indexes finished the year near record levels amid expectations that the new tax law would add to economic growth in 2018.

PERFORMANCE

For the year ended December 31, 2017, Transamerica T. Rowe Price Small Cap VP, Initial Class returned 22.39%. By comparison, its benchmark, the MSCI US Small Cap Growth Index, returned 21.46%.

STRATEGY REVIEW

The Portfolio seeks to outperform its benchmark by owning a large number of attractive stocks instead of making large investments in a small number of stocks.

During the period, the Portfolio outperformed its primary benchmark, the MSCI US Small-Cap Growth Index, driven primarily by stock selection, though group weightings also positively contributed. The information technology, real estate, energy and consumer discretionary sectors contributed to relative performance, while consumer staples and health care detracted.

Technology holdings were the top contributors for the period. Coherent, Inc., the top-performing stock, is a leading manufacturer of specialty laser diodes and equipment. Shares gained, as robust revenues and a bigger selection of products drove margin expansion. Take-Two Interactive Software, Inc., a video game developer and publisher, had continued success due to the popularity of Grand Theft Auto and the launch of NBA 2K18, which drove record revenue results with digital recurrent sales gaining momentum. Cognex Corp., which designs and assembles end-to-end machine vision systems for factory automation and logistics applications, also had a strong period. Broad strength across key end markets, particularly in Asia, drove above consensus top-line growth for Cognex Corp. within factory automation, lifting shares.

Real estate and consumer discretionary also contributed to relative performance because of strong stock selection. CoreSite Realty Corp. is a real estate investment trust engaged in data center ownership, acquisition, construction and operation. Robust demand for data centers in edge markets – fueled by cloud adoption, mobility, and expanding digital content – provided strong organic revenue growth. Pinnacle Entertainment, Inc., an owner, operator, and developer of casinos and related hospitality, is a holding in the consumer discretionary that also performed well. Margin expansion by way of cost controls, share repurchases, voluntary debt repayment and speculation around a merger with Penn National Gaming, Inc. caused shares to climb.

Additionally, energy contributed to outperformance, due to both stock selection and an underweight in the worst-performing sector. Diamondback Energy, Inc., was a notable holding that performed well.

Consumer staples was an area of relative weakness, due to unfavorable stock selection. Casey’s General Stores, Inc. was a notable detractor within the sector. Our stock selection and an overweight allocation in health care also detracted from relative performance. Tesaro, Inc. was a key stock detractor in this sector.

Sudhir Nanda, CFA

Portfolio Manager

T. Rowe Price Associates, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.6%
Securities Lending Collateral	4.3
Repurchase Agreement	0.5
Contingent Value Right	0.0 *
Net Other Assets (Liabilities)	(4.4)
Total	100.0%

*	Percentage rounds to less than 0.1% or (0.1)%.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	22.39%	16.44%	11.59%	05/03/1999
MSCI US Small Cap Growth Index (A)	21.46%	15.11%	10.03%
Service Class	22.02%	16.13%	11.31%	05/01/2003

(A) The MSCI US Small Cap Growth Index is comprised of the growth companies of the MSCI US Small Cap 1750 Index, which represents around 1,750 small capitalization companies in the U.S. equity market.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investor’s shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in small- and medium-size companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,105.20	$4.35	$1,021.10	$4.18	0.82%
Service Class	1,000.00	1,103.50	5.67	1,019.80	5.45	1.07

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 99.6%
Aerospace & Defense - 4.5%
Aerojet Rocketdyne Holdings, Inc. (A)	111,446	$ 3,477,115
BWX Technologies, Inc.	85,400	5,165,846
Curtiss-Wright Corp.	41,900	5,105,515
Esterline Technologies Corp. (A)	12,700	948,690
HEICO Corp., Class A	92,126	7,282,561
Hexcel Corp.	57,400	3,550,190
Moog, Inc., Class A (A)	63,200	5,488,920
Teledyne Technologies, Inc. (A)	46,800	8,477,820

		39,496,657

Air Freight & Logistics - 0.9%
XPO Logistics, Inc. (A) (B)	86,900	7,959,171

Airlines - 0.1%
Hawaiian Holdings, Inc.	25,900	1,032,115

Auto Components - 1.5%
Cooper-Standard Holdings, Inc. (A)	25,800	3,160,500
LCI Industries	29,600	3,848,000
Tenneco, Inc.	49,500	2,897,730
Visteon Corp. (A)	26,400	3,303,696

		13,209,926

Banks - 1.9%
Ameris Bancorp	45,900	2,212,380
CenterState Bank Corp.	130,700	3,362,911
First BanCorp / Southern Pines	66,400	2,344,584
Hilltop Holdings, Inc.	64,100	1,623,653
Signature Bank (A)	19,100	2,621,666
SVB Financial Group (A)	21,400	5,002,678

		17,167,872

Beverages - 0.6%
Boston Beer Co., Inc., Class A (A) (B)	13,000	2,484,300
Coca-Cola Bottling Co. Consolidated	11,200	2,410,912

		4,895,212

Biotechnology - 6.7%
ACADIA Pharmaceuticals, Inc. (A) (B)	47,600	1,433,236
Acceleron Pharma, Inc. (A)	16,200	687,528
Acorda Therapeutics, Inc. (A)	17,300	371,085
Agios Pharmaceuticals, Inc. (A) (B)	25,100	1,434,967
Alkermes PLC (A) (B)	15,700	859,261
Alnylam Pharmaceuticals, Inc. (A)	13,300	1,689,765
AMAG Pharmaceuticals, Inc. (A)	20,600	272,950
Amicus Therapeutics, Inc. (A) (B)	53,600	771,304
Bellicum Pharmaceuticals, Inc. (A) (B)	13,900	116,899
BioMarin Pharmaceutical, Inc. (A)	6,300	561,771
Bioverativ, Inc. (A)	72,500	3,909,200
Bluebird Bio, Inc. (A) (B)	25,300	4,505,930
Blueprint Medicines Corp. (A)	32,125	2,422,546
Clovis Oncology, Inc. (A)	29,700	2,019,600
Exelixis, Inc. (A)	114,000	3,465,600
FibroGen, Inc. (A)	31,400	1,488,360
Incyte Corp. (A)	18,126	1,716,714
Insmed, Inc. (A)	75,300	2,347,854
Ionis Pharmaceuticals, Inc. (A)	25,000	1,257,500
Ironwood Pharmaceuticals, Inc. (A) (B)	87,800	1,316,122
Ligand Pharmaceuticals, Inc. (A) (B)	24,100	3,300,013
Loxo Oncology, Inc. (A) (B)	14,000	1,178,520
Neurocrine Biosciences, Inc. (A)	60,600	4,701,954
Prothena Corp. PLC (A) (B)	22,500	843,525

	Shares	Value
COMMON STOCKS (continued)
Biotechnology (continued)
Radius Health, Inc. (A) (B)	22,900	$ 727,533
Repligen Corp. (A)	47,000	1,705,160
Sage Therapeutics, Inc. (A)	26,600	4,381,286
Sarepta Therapeutics, Inc. (A) (B)	20,700	1,151,748
Seattle Genetics, Inc. (A)	25,500	1,364,250
Spark Therapeutics, Inc. (A) (B)	27,800	1,429,476
TESARO, Inc. (A) (B)	25,300	2,096,611
Ultragenyx Pharmaceutical, Inc. (A)	21,900	1,015,722
United Therapeutics Corp. (A)	9,700	1,435,115
Xencor, Inc. (A)	37,000	811,040

		58,790,145

Building Products - 1.6%
AAON, Inc.	56,150	2,060,705
JELD-WEN Holding, Inc. (A)	26,800	1,055,116
Lennox International, Inc.	27,800	5,789,628
Patrick Industries, Inc. (A)	68,550	4,760,798

		13,666,247

Capital Markets - 2.7%
Cboe Global Markets, Inc.	58,900	7,338,351
E*TRADE Financial Corp. (A)	63,260	3,135,798
FactSet Research Systems, Inc.	6,950	1,339,682
Financial Engines, Inc.	31,300	948,390
MarketAxess Holdings, Inc.	33,100	6,677,925
MSCI, Inc.	36,688	4,642,500

		24,082,646

Chemicals - 3.4%
AdvanSix, Inc. (A)	58,400	2,456,888
Chase Corp.	28,600	3,446,300
GCP Applied Technologies, Inc. (A)	88,500	2,823,150
Ingevity Corp. (A)	51,900	3,657,393
Innospec, Inc.	38,600	2,725,160
Minerals Technologies, Inc.	35,500	2,444,175
NewMarket Corp.	6,900	2,741,991
PolyOne Corp.	80,000	3,480,000
Scotts Miracle-Gro Co.	45,400	4,857,346
Stepan Co.	19,300	1,524,121

		30,156,524

Commercial Services & Supplies - 1.9%
Advanced Disposal Services, Inc. (A)	74,719	1,788,773
Casella Waste Systems, Inc., Class A (A)	143,800	3,310,276
Clean Harbors, Inc. (A)	18,100	981,020
Healthcare Services Group, Inc.	68,200	3,595,504
Rollins, Inc.	105,825	4,924,037
US Ecology, Inc.	46,000	2,346,000

		16,945,610

Communications Equipment - 0.9%
ARRIS International PLC (A)	86,900	2,232,461
EchoStar Corp., Class A (A)	34,700	2,078,530
NetScout Systems, Inc. (A)	51,500	1,568,175
Plantronics, Inc.	43,100	2,171,378

		8,050,544

Construction & Engineering - 0.1%
Valmont Industries, Inc.	7,600	1,260,460

Construction Materials - 0.4%
Eagle Materials, Inc.	28,400	3,217,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

COMMON STOCKS (continued)
Consumer Finance - 0.4%
PRA Group, Inc. (A) (B)	59,000	$ 1,958,800
SLM Corp. (A)	158,800	1,794,440

		3,753,240

Containers & Packaging - 1.2%
Berry Global Group, Inc. (A)	117,200	6,876,124
Graphic Packaging Holding Co.	212,300	3,280,035

		10,156,159

Distributors - 0.7%
Pool Corp.	47,900	6,210,235

Diversified Consumer Services - 1.8%
Bright Horizons Family Solutions, Inc. (A)	12,073	1,134,862
Capella Education Co.	34,900	2,701,260
Service Corp. International	161,900	6,042,108
ServiceMaster Global Holdings, Inc. (A)	83,057	4,258,332
Sotheby’s (A)	34,400	1,775,040

		15,911,602

Electrical Equipment - 0.5%
Atkore International Group, Inc. (A)	83,800	1,797,510
AZZ, Inc.	32,300	1,650,530
Generac Holdings, Inc. (A)	27,100	1,341,992

		4,790,032

Electronic Equipment, Instruments & Components - 3.2%
Cognex Corp.	96,200	5,883,592
Coherent, Inc. (A)	30,200	8,523,044
Littelfuse, Inc.	19,900	3,936,618
Novanta, Inc. (A)	72,200	3,610,000
OSI Systems, Inc. (A)	24,200	1,557,996
Zebra Technologies Corp., Class A (A)	43,400	4,504,920

		28,016,170

Energy Equipment & Services - 0.7%
Dril-Quip, Inc., Class A (A)	22,500	1,073,250
Exterran Corp. (A)	49,400	1,553,136
Oceaneering International, Inc.	48,700	1,029,518
Oil States International, Inc. (A)	40,900	1,157,470
RPC, Inc.	39,200	1,000,776

		5,814,150

Equity Real Estate Investment Trusts - 3.9%
CoreSite Realty Corp.	49,700	5,660,830
CubeSmart	75,000	2,169,000
CyrusOne, Inc.	87,400	5,202,922
DCT Industrial Trust, Inc.	43,400	2,551,052
Empire State Realty Trust, Inc., Class A	123,300	2,531,349
Equity Lifestyle Properties, Inc.	52,900	4,709,158
First Industrial Realty Trust, Inc.	128,300	4,037,601
Forest City Realty Trust, Inc., Class A	90,400	2,178,640
Pebblebrook Hotel Trust	40,800	1,516,536
PS Business Parks, Inc.	19,100	2,389,219
Terreno Realty Corp.	51,500	1,805,590

		34,751,897

Food & Staples Retailing - 0.6%
Casey’s General Stores, Inc.	46,900	5,249,986

Food Products - 1.4%
J&J Snack Foods Corp.	31,700	4,813,011
John B Sanfilippo & Son, Inc.	24,100	1,524,325

	Shares	Value

COMMON STOCKS (continued)
Food Products (continued)
Post Holdings, Inc. (A)	50,800	$ 4,024,884
TreeHouse Foods, Inc. (A)	36,500	1,805,290

		12,167,510

Health Care Equipment & Supplies - 5.3%
Align Technology, Inc. (A)	35,300	7,843,307
Cantel Medical Corp.	41,000	4,217,670
Cooper Cos., Inc.	12,400	2,701,712
DexCom, Inc. (A) (B)	30,200	1,733,178
Glaukos Corp. (A) (B)	29,300	751,545
Halyard Health, Inc. (A)	35,400	1,634,772
ICU Medical, Inc. (A)	23,200	5,011,200
IDEXX Laboratories, Inc. (A)	21,000	3,283,980
Inogen, Inc. (A)	39,400	4,691,752
Masimo Corp. (A)	48,000	4,070,400
Natus Medical, Inc. (A)	40,300	1,539,460
NuVasive, Inc. (A)	45,200	2,643,748
Penumbra, Inc. (A)	21,900	2,060,790
West Pharmaceutical Services, Inc.	45,800	4,519,086

		46,702,600

Health Care Providers & Services - 2.9%
BioTelemetry, Inc. (A)	45,900	1,372,410
Centene Corp. (A)	50,867	5,131,463
Chemed Corp.	18,700	4,544,474
CorVel Corp. (A)	24,200	1,280,180
Encompass Health Corp.	41,300	2,040,633
Molina Healthcare, Inc. (A)	37,900	2,906,172
US Physical Therapy, Inc.	36,600	2,642,520
WellCare Health Plans, Inc. (A)	27,300	5,490,303

		25,408,155

Health Care Technology - 0.7%
Omnicell, Inc. (A)	65,800	3,191,300
Veeva Systems, Inc., Class A (A)	55,100	3,045,928

		6,237,228

Hotels, Restaurants & Leisure - 4.7%
Brinker International, Inc. (B)	37,400	1,452,616
Cheesecake Factory, Inc. (B)	33,500	1,614,030
Choice Hotels International, Inc.	21,700	1,683,920
Churchill Downs, Inc.	23,000	5,352,100
Denny’s Corp. (A)	222,500	2,945,900
Domino’s Pizza, Inc.	24,141	4,561,683
Hilton Grand Vacations, Inc. (A)	76,200	3,196,590
Jack in the Box, Inc.	27,600	2,707,836
Marriott Vacations Worldwide Corp.	14,000	1,892,940
Pinnacle Entertainment, Inc. (A)	171,600	5,616,468
Ruth’s Hospitality Group, Inc.	20,400	441,660
Six Flags Entertainment Corp. (B)	40,500	2,696,085
Vail Resorts, Inc.	33,500	7,117,745

		41,279,573

Household Durables - 0.5%
Helen of Troy, Ltd. (A)	41,000	3,950,350

Household Products - 0.3%
Spectrum Brands Holdings, Inc. (B)	24,100	2,708,840

Independent Power & Renewable Electricity Producers - 0.4%
Ormat Technologies, Inc.	61,600	3,939,936

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

COMMON STOCKS (continued)
Insurance - 0.6%
Heritage Insurance Holdings, Inc. (B)	31,700	$ 571,234
Primerica, Inc.	46,900	4,762,695

		5,333,929

Internet & Direct Marketing Retail - 0.9%
Liberty Expedia Holdings, Inc., Class A (A)	56,860	2,520,604
Liberty TripAdvisor Holdings, Inc., Class A (A)	60,200	567,385
Liberty Ventures, Series A (A)	71,640	3,885,753
Shutterfly, Inc. (A)	26,200	1,303,450

		8,277,192

Internet Software & Services - 2.0%
CoStar Group, Inc. (A)	9,500	2,821,025
Envestnet, Inc. (A)	60,300	3,005,955
j2 Global, Inc.	30,900	2,318,427
LogMeIn, Inc.	21,100	2,415,950
MercadoLibre, Inc.	8,600	2,706,076
Stamps.com, Inc. (A)	22,600	4,248,800

		17,516,233

IT Services - 5.2%
Blackhawk Network Holdings, Inc. (A)	49,400	1,761,110
Booz Allen Hamilton Holding Corp.	115,300	4,396,389
Broadridge Financial Solutions, Inc.	56,300	5,099,654
Cardtronics PLC, Class A (A)	73,200	1,355,664
CoreLogic, Inc. (A)	84,100	3,886,261
CSRA, Inc.	116,100	3,473,712
DST Systems, Inc.	67,800	4,208,346
Euronet Worldwide, Inc. (A)	50,000	4,213,500
Gartner, Inc. (A)	26,430	3,254,854
Jack Henry & Associates, Inc.	27,600	3,228,096
MAXIMUS, Inc.	90,000	6,442,200
Travelport Worldwide, Ltd.	32,900	430,003
WEX, Inc. (A)	30,700	4,335,761

		46,085,550

Leisure Products - 0.4%
Brunswick Corp.	60,200	3,324,244

Life Sciences Tools & Services - 2.1%
Bio-Rad Laboratories, Inc., Class A (A)	14,100	3,365,247
Bruker Corp.	43,500	1,492,920
Cambrex Corp. (A)	56,900	2,731,200
Charles River Laboratories International, Inc. (A)	41,400	4,531,230
INC Research Holdings, Inc., Class A (A)	56,500	2,463,400
PRA Health Sciences, Inc. (A)	43,400	3,952,438

		18,536,435

Machinery - 4.9%
Chart Industries, Inc. (A)	21,900	1,026,234
Douglas Dynamics, Inc.	44,800	1,693,440
Graco, Inc.	107,100	4,843,062
IDEX Corp.	17,300	2,283,081
John Bean Technologies Corp.	54,200	6,005,360
Lincoln Electric Holdings, Inc.	23,800	2,179,604
Lydall, Inc. (A)	63,200	3,207,400
Middleby Corp. (A)	25,700	3,468,215
Nordson Corp.	32,700	4,787,280
Standex International Corp.	12,400	1,262,940
Toro Co.	104,400	6,810,012
Welbilt, Inc. (A)	83,800	1,970,138
Woodward, Inc.	47,800	3,658,612

		43,195,378

	Shares	Value

COMMON STOCKS (continued)
Marine - 0.1%
Matson, Inc.	28,900	$ 862,376

Media - 1.9%
Cable One, Inc.	7,300	5,134,455
Gray Television, Inc. (A)	97,500	1,633,125
Lions Gate Entertainment Corp., Class B (A)	100,096	3,177,047
Live Nation Entertainment, Inc. (A)	114,400	4,870,008
MSG Networks, Inc., Class A (A)	107,100	2,168,775

		16,983,410

Metals & Mining - 0.2%
Worthington Industries, Inc.	44,100	1,943,046

Multiline Retail - 0.3%
Big Lots, Inc. (B)	43,100	2,420,065

Oil, Gas & Consumable Fuels - 2.6%
Carrizo Oil & Gas, Inc. (A) (B)	31,400	668,192
Diamondback Energy, Inc. (A)	34,500	4,355,625
Matador Resources Co. (A) (B)	135,100	4,205,663
Parsley Energy, Inc., Class A (A)	55,400	1,630,976
PDC Energy, Inc. (A)	31,000	1,597,740
RSP Permian, Inc. (A)	100,700	4,096,476
World Fuel Services Corp.	57,200	1,609,608
WPX Energy, Inc. (A)	332,900	4,683,903

		22,848,183

Paper & Forest Products - 0.2%
KapStone Paper and Packaging Corp.	74,800	1,697,212

Personal Products - 0.2%
Nu Skin Enterprises, Inc., Class A	22,200	1,514,706

Pharmaceuticals - 3.1%
Aerie Pharmaceuticals, Inc. (A)	29,600	1,768,600
Catalent, Inc. (A)	74,737	3,070,196
Depomed, Inc. (A)	87,200	701,960
Dermira, Inc. (A)	28,700	798,147
Innoviva, Inc. (A) (B)	34,600	490,974
Jazz Pharmaceuticals PLC (A)	7,800	1,050,270
MyoKardia, Inc. (A)	10,765	453,206
Nektar Therapeutics (A)	126,800	7,572,496
Pacira Pharmaceuticals, Inc. (A)	24,100	1,100,165
Phibro Animal Health Corp., Class A	46,900	1,571,150
Prestige Brands Holdings, Inc. (A)	85,800	3,810,378
Supernus Pharmaceuticals, Inc. (A)	67,500	2,689,875
TherapeuticsMD, Inc. (A) (B)	166,500	1,005,660
Theravance Biopharma, Inc. (A) (B)	46,284	1,290,861
WaVe Life Sciences, Ltd. (A) (B)	12,152	426,535

		27,800,473

Professional Services - 1.6%
Dun & Bradstreet Corp.	21,600	2,557,656
Exponent, Inc.	50,400	3,583,440
On Assignment, Inc. (A)	50,200	3,226,354
TransUnion (A)	82,524	4,535,519

		13,902,969

Real Estate Management & Development - 0.1%
Kennedy-Wilson Holdings, Inc.	51,100	886,585

Road & Rail - 1.1%
Landstar System, Inc.	36,100	3,758,010
Old Dominion Freight Line, Inc.	43,398	5,709,007

		9,467,017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value

COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 3.7%
Advanced Energy Industries, Inc. (A)	41,300	$ 2,786,924
Cabot Microelectronics Corp.	16,400	1,542,912
Cavium, Inc. (A)	45,100	3,780,733
Cirrus Logic, Inc. (A)	77,700	4,029,522
Ichor Holdings, Ltd. (A)	29,500	725,700
Integrated Device Technology, Inc. (A)	124,200	3,692,466
MaxLinear, Inc. (A)	152,700	4,034,334
Microsemi Corp. (A)	103,100	5,325,115
MKS Instruments, Inc.	20,100	1,899,450
Nanometrics, Inc. (A)	45,300	1,128,876
Versum Materials, Inc.	106,200	4,019,670

		32,965,702

Software - 7.4%
ACI Worldwide, Inc. (A)	94,400	2,140,048
Aspen Technology, Inc. (A)	60,800	4,024,960
Blackbaud, Inc.	60,900	5,754,441
CommVault Systems, Inc. (A)	46,000	2,415,000
Computer Modelling Group, Ltd.	21,300	162,673
Descartes Systems Group, Inc. (A)	67,700	1,922,680
Ellie Mae, Inc. (A) (B)	27,100	2,422,740
Fair Isaac Corp.	40,000	6,128,000
Fortinet, Inc. (A)	58,200	2,542,758
Manhattan Associates, Inc. (A)	71,900	3,561,926
Pegasystems, Inc.	72,400	3,413,660
Proofpoint, Inc. (A) (B)	38,700	3,436,947
PTC, Inc. (A)	52,500	3,190,425
Qualys, Inc. (A)	8,900	528,215
RealPage, Inc. (A)	48,200	2,135,260
SS&C Technologies Holdings, Inc.	122,500	4,958,800
Take-Two Interactive Software, Inc. (A)	73,500	8,068,830
Tyler Technologies, Inc. (A)	28,200	4,992,810
Ultimate Software Group, Inc. (A)	16,400	3,578,972

		65,379,145

Specialty Retail - 1.7%
Aaron’s, Inc.	21,450	854,783
Burlington Stores, Inc. (A)	65,000	7,996,950
Children’s Place, Inc.	12,100	1,758,735
Murphy USA, Inc. (A)	50,100	4,026,036
Sally Beauty Holdings, Inc. (A)	40,600	761,656

		15,398,160

Technology Hardware, Storage & Peripherals - 0.4%
Cray, Inc. (A)	20,426	494,309
NCR Corp. (A)	94,100	3,198,459

		3,692,768

Textiles, Apparel & Luxury Goods - 0.9%
Carter’s, Inc.	34,700	4,076,903
Steven Madden, Ltd. (A)	85,900	4,011,530

		8,088,433

Thrifts & Mortgage Finance - 0.6%
MGIC Investment Corp. (A)	220,800	3,115,488
Radian Group, Inc.	123,700	2,549,457

		5,664,945

Trading Companies & Distributors - 1.0%
Beacon Roofing Supply, Inc. (A)	43,000	2,741,680
Univar, Inc. (A)	104,500	3,235,320

	Shares	Value

COMMON STOCKS (continued)
Trading Companies & Distributors (continued)
Watsco, Inc.	16,900	$ 2,873,676

		8,850,676

Total Common Stocks (Cost $645,015,386)		879,613,344

CONTINGENT VALUE RIGHT - 0.0% (C)
Biotechnology - 0.0% (C)
Dyax Corp., CVR (A) (D) (E) (F) (G)	64,300	202,802

Total Contingent Value Right (Cost $71,373)		202,802

SECURITIES LENDING COLLATERAL - 4.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (H)	38,371,069	38,371,069

Total Securities Lending Collateral (Cost $38,371,069)		38,371,069

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 0.54% (H), dated 12/29/2017, to be repurchased at $4,060,620 on 01/02/2018. Collateralized by a U.S. Government Agency Obligation, 1.00%, due 02/26/2019, and with a value of $4,143,938.	$ 4,060,377	4,060,377

Total Repurchase Agreement (Cost $4,060,377)		4,060,377

Total Investments (Cost $687,518,205)		922,247,592
Net Other Assets (Liabilities) - (4.4)%		(38,616,536)

Net Assets - 100.0%		$ 883,631,056

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$879,613,344	$—	$—	$879,613,344
Contingent Value Right	—	—	202,802	202,802
Securities Lending Collateral	38,371,069	—	—	38,371,069
Repurchase Agreement	—	4,060,377	—	4,060,377

Total Investments	$917,984,413	$4,060,377	$202,802	$922,247,592

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $37,530,350. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	Fair valued as determined in good faith in accordance with procedures established by the Board. At December 31, 2017, value of the security is $202,802, representing less than 0.1% of the Portfolio’s net assets.
(E)	Illiquid security. At December 31, 2017, the value of such securities amounted to $202,802 or less than 0.1% of the Portfolio’s net assets.
(F)	Restricted security. At December 31, 2017, the value of such security held by the Portfolio is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Contingent Value Right	Dyax Corp.	01/25/2016	$71,373	$202,802	0.0	%(C)

(G)	Security is Level 3 of the fair value hierarchy.
(H)	Rates disclosed reflect the yields at December 31, 2017.
(I)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Portfolio.

PORTFOLIO ABBREVIATION:

CVR	Contingent Value Right

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $683,457,828) (including securities loaned of $37,530,350)	$918,187,215
Repurchase agreement, at value (cost $4,060,377)	4,060,377
Cash	111
Foreign currency, at value (cost $1,410)	1,441
Receivables and other assets:
Shares of beneficial interest sold	84,249
Investments sold	1,165,873
Interest	183
Dividends	491,766
Net income from securities lending	11,542

Total assets	924,002,757

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	213,664
Investments purchased	1,042,305
Investment management fees	582,641
Distribution and service fees	61,882
Transfer agent costs	2,898
Trustees, CCO and deferred compensation fees	790
Audit and tax fees	19,715
Custody fees	15,941
Legal fees	8,217
Printing and shareholder reports fees	47,813
Other	4,766
Collateral for securities on loan	38,371,069

Total liabilities	40,371,701

Net assets	$883,631,056

Net assets consist of:
Capital stock ($0.01 par value)	$577,439
Additional paid-in capital	597,237,917
Undistributed (distributions in excess of) net investment income (loss)	—
Accumulated net realized gain (loss)	51,086,282
Net unrealized appreciation (depreciation) on:
Investments	234,729,387
Translation of assets and liabilities denominated in foreign currencies	31

Net assets	$883,631,056

Net assets by class:
Initial Class	$590,698,535
Service Class	292,932,521

Shares outstanding:
Initial Class	37,897,259
Service Class	19,846,591

Net asset value and offering price per share:
Initial Class	$15.59
Service Class	14.76

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$4,668,239
Interest income	5,058
Net income (loss) from securities lending	273,678
Withholding taxes on foreign income	(3,405)

Total investment income	4,943,570

Expenses:
Investment management fees	6,346,902
Distribution and service fees:
Service Class	652,033
Transfer agent costs	11,890
Trustees, CCO and deferred compensation fees	21,920
Audit and tax fees	30,974
Custody fees	83,364
Legal fees	59,473
Printing and shareholder reports fees	49,240
Other	22,263

Total expenses	7,278,059

Net investment income (loss)	(2,334,489)

Net realized gain (loss) on:
Investments	54,204,888
Foreign currency transactions	(535)

Net realized gain (loss)	54,204,353

Net change in unrealized appreciation (depreciation) on:
Investments	112,280,796
Translation of assets and liabilities denominated in foreign currencies	224

Net change in unrealized appreciation (depreciation)	112,281,020

Net realized and change in unrealized gain (loss)	166,485,373

Net increase (decrease) in net assets resulting from operations	$164,150,884

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$(2,334,489)	$(756,504)
Net realized gain (loss)	54,204,353	49,125,280
Net change in unrealized appreciation (depreciation)	112,281,020	5,306,872

Net increase (decrease) in net assets resulting from operations	164,150,884	53,675,648

Dividends and/or distributions to shareholders:
Net realized gains:
Initial Class	(32,826,220)	(34,220,387)
Service Class	(16,643,305)	(26,094,356)

Total dividends and/or distributions from net realized gains	(49,469,525)	(60,314,743)

Capital share transactions:
Proceeds from shares sold:
Initial Class	37,264,330	239,278,424
Service Class	30,948,540	31,326,937

	68,212,870	270,605,361

Dividends and/or distributions reinvested:
Initial Class	32,826,220	34,220,387
Service Class	16,643,305	26,094,356

	49,469,525	60,314,743

Cost of shares redeemed:
Initial Class	(83,783,694)	(156,508,496)
Service Class	(17,795,690)	(22,998,484)

	(101,579,384)	(179,506,980)

Net increase (decrease) in net assets resulting from capital share transactions	16,103,011	151,413,124

Net increase (decrease) in net assets	130,784,370	144,774,029

Net assets:
Beginning of year	752,846,686	608,072,657

End of year	$883,631,056	$752,846,686

Undistributed (distributions in excess of) net investment income (loss)	$—	$—

Capital share transactions - shares:
Shares issued:
Initial Class	2,577,959	18,186,026
Service Class	2,254,964	2,410,805

	4,832,923	20,596,831

Shares reinvested:
Initial Class	2,382,164	2,618,239
Service Class	1,274,372	2,094,250

	3,656,536	4,712,489

Shares redeemed:
Initial Class	(5,701,170)	(11,745,891)
Service Class	(1,270,753)	(1,841,039)

	(6,971,923)	(13,586,930)

Net increase (decrease) in shares outstanding:
Initial Class	(741,047)	9,058,374
Service Class	2,258,583	2,664,016

	1,517,536	11,722,390

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$13.59	$13.85		$14.68	$14.24	$10.31

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.01	)(B)	(0.02)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	2.95	1.49		0.37	0.92	4.49

Total investment operations	2.92	1.48		0.35	0.91	4.47

Dividends and/or distributions to shareholders:
Net investment income	—	—		—	—	(0.01)
Net realized gains	(0.92)	(1.74)		(1.18)	(0.47)	(0.53)

Total dividends and/or distributions to shareholders	(0.92)	(1.74)		(1.18)	(0.47)	(0.54)

Net asset value, end of year	$15.59	$13.59		$13.85	$14.68	$14.24

Total return (C)	22.39%	11.22%		2.43%	6.55%	44.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$590,699	$525,140		$409,596	$438,253	$459,083
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.81%	0.82%		0.81%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.81%	0.81	%(B)	0.81%	0.82%	0.82%
Net investment income (loss) to average net assets	(0.21)%	(0.05	)%(B)	(0.14)%	(0.09)%	(0.13)%
Portfolio turnover rate	21%	38%		27%	21%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.95	$13.30		$14.18	$13.81	$10.03

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.04	)(B)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	2.79	1.43		0.36	0.89	4.36

Total investment operations	2.73	1.39		0.30	0.84	4.31

Dividends and/or distributions to shareholders:
Net realized gains	(0.92)	(1.74)		(1.18)	(0.47)	(0.53)

Net asset value, end of year	$14.76	$12.95		$13.30	$14.18	$13.81

Total return (C)	22.02%	11.00%		2.16%	6.24%	43.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$292,932	$227,707		$198,477	$172,344	$141,815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.06%	1.07%		1.06%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.06%	1.06	%(B)	1.06%	1.07%	1.07%
Net investment income (loss) to average net assets	(0.46)%	(0.29	)%(B)	(0.40)%	(0.34)%	(0.39)%
Portfolio turnover rate	21%	38%		27%	21%	17%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $4,408.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Contingent value rights (“CVR”): CVRs for which quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee under the supervision of the Board. CVRs are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data relating to the issuer. Depending on the relative significance of observable valuation inputs, these investments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Contingent value rights: The Trust may invest in CVRs, which is a type of right given to investors of an acquired company (or a company facing major restructuring) that ensures additional benefit if a specified event occurs. A CVR often has an expiration date that relates to the time the contingent event must occur. CVRs generally lack liquidity since most are non-transferable and a large number of legal and other issues can arise when negotiating and implementing these instruments.

CVRs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Restricted and illiquid securities: The Portfolio may invest in unregulated restricted securities. Restricted and illiquid securities are subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

Restricted and illiquid securities held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$38,371,069	$—	$—	$—	$38,371,069
Total Borrowings	$38,371,069	$—	$—	$—	$38,371,069

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Small and medium capitalization risk: Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. The prices of securities of small and medium capitalization companies generally are more volatile than those of large capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions. Securities of small and medium capitalization companies may underperform large capitalization companies, may be harder to sell at times and at prices the portfolio managers believe appropriate, and may offer greater potential for losses.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$29,114,603	3.29%
Transamerica Asset Allocation – Growth VP	32,085,748	3.63
Transamerica Asset Allocation – Moderate Growth VP	138,649,778	15.70
Transamerica Asset Allocation – Moderate VP	133,539,146	15.11
Total	$333,389,275	37.73%

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.78% on daily Average Net Assets (“ANA”).

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.93%	May 1, 2018
Service Class	1.18%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.93%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

Cross-trades: The Portfolio is authorized to purchase or sell securities from and to other portfolios within TST, or between the Portfolio and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of each Portfolio participating in the transaction.

For the year ended December 31, 2017, the Portfolio engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows:

Purchases	Sales	Net Realized Gains/(Losses)
$ —	$35,774	$(8,961)

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	3	68.04%	68.04%
Service Class	2	95.47%	95.47%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 167,064,022	$ —	$ 196,155,966	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to ordinary loss netting to reduce short term capital gains, foreign currency gains and losses, reversals of prior year real estate investment trust and non-real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. The permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ 15,271	$ 2,334,489	$ (2,349,760)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 687,972,812	$ 254,713,924	$ (20,439,144)	$ 234,274,780

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ 49,469,525	$ —	$ 2,107,751	$ 58,206,992	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 933,709	$ 50,607,180	$ —	$ —	$ —	$ 234,274,811

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica T. Rowe Price Small Cap VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica T. Rowe Price Small Cap VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica T. Rowe Price Small Cap VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica T. Rowe Price Small Cap VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $49,469,525 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

(unaudited)

MARKET ENVIRONMENT

The fourth quarter ended on a high note, adding to what was already a rewarding year for equity investors. The combination of synchronized global growth, strengthening corporate profits, modest inflation, low interest rates and the passage of tax reform in the U.S. lifted stocks to record highs. Eight years into the market’s recovery, one has to give investors credit for remaining focused on economic fundamentals, largely ignoring divisive domestic politics and ever-present geopolitical risks. While skepticism is a natural, and perhaps defensible, response to the duration and magnitude of this bull market, it became increasingly hard to argue with the economic foundation on which it had been built. What became clear over the course of the year was that the economy had the potential to catch up to, and sustain, the market’s impressive advance.

The sub-adviser recognizes that valuations were generally extended, but notes the economy’s developing strength and subdued interest rates were supportive of continued market stability. Key areas of focus included wage growth, corporate spending (particularly following the passage of tax reform), and regulatory risks impacting the information technology sector. The sub-adviser is encouraged by the recent breadth the market has demonstrated. While the sub-adviser doesn’t believe economic or market cycles have been repealed, it’s difficult to single out a primary or likely source of vulnerability.

PERFORMANCE

For the year ended December 31, 2017, Transamerica Torray Concentrated Growth VP, Initial Class returned 24.72%. By comparison, its primary and secondary benchmarks, the Russell 1000® Growth Index and the S&P 500®, returned 30.21% and 21.83%, respectively.

STRATEGY REVIEW

The Portfolio employs a concentrated approach, investing in 25 to 30 stocks, with a long-term orientation and quality focus. Our investment philosophy is that selective investments in diverse growth businesses with superior operating and financial characteristics have the potential to generate excess returns with below-market risk. We believe risk may be systematically mispriced, and that a focus on low volatility in underlying business fundamentals may improve the probability of generating attractive returns over time.

The Portfolio’s underperformance is largely explained by two factors: an overweight allocation to energy and negative security selection within the dominant information technology sector. While the Portfolio’s average allocation to the energy sector was just 5.5% for the year, and returned 2.1%, the sector represented less than 1% of the Portfolio’s primary benchmark, the Russell 1000® Growth Index, and was the only sector in that index to generate a negative return for the period. Given the information technology sector’s phenomenal return in 2017, there was little-to-no room for error with respect to allocation or selection. Here, the Portfolio was just 1.5% underweight (average Portfolio weight of 33.8% vs. average benchmark weight of 35.3%), but the Portfolio’s sector returns of 34.7% fell short of the sector returns generated by benchmark constituents. At the security level, top contributors included Facebook, Inc., Apple Inc., and Adobe Systems Incorporated. Primary detractors included Akamai Technologies, Inc., Acuity Brands, Inc., and Gilead Sciences, Inc. These detractors were sold over the course of the year.

Nicholas C. Haffenreffer

Portfolio Manager

Torray LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.4%
Securities Lending Collateral	1.9
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	24.72%	13.92%	8.22%	04/08/1991
Russell 1000® Growth Index (A)	30.21%	17.33%	10.00%
S&P 500® (B)	21.83%	15.79%	8.50%
Service Class	24.41%	13.64%	7.96%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities may rise or fall because of changes in the market or changes in a company’s financial condition. These price movements may result from factors affecting individual companies, sectors or industries selected for the Portfolio or the securities market as a whole, such as changes in economic or political conditions. Equities are subject to market risk meaning that stock prices in general may decline over short or extended periods of time.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,099.60	$3.81	$1,021.60	$3.67	0.72%
Service Class	1,000.00	1,098.30	5.13	1,020.30	4.94	0.97

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 98.4%
Aerospace & Defense - 3.1%
United Technologies Corp.	57,592	$ 7,347,011

Biotechnology - 5.9%
BioMarin Pharmaceutical, Inc. (A)	95,653	8,529,378
Incyte Corp. (A)	55,409	5,247,786

		13,777,164

Capital Markets - 7.7%
BlackRock, Inc.	14,476	7,436,466
Charles Schwab Corp.	206,798	10,623,213

		18,059,679

Chemicals - 6.1%
Albemarle Corp.	49,864	6,377,107
Sherwin-Williams Co.	19,543	8,013,412

		14,390,519

Distributors - 3.5%
LKQ Corp. (A)	200,547	8,156,247

Electronic Equipment, Instruments & Components - 3.3%
Amphenol Corp., Class A	87,333	7,667,837

Equity Real Estate Investment Trusts - 4.0%
American Tower Corp.	65,685	9,371,279

Health Care Equipment & Supplies - 6.5%
Cooper Cos., Inc.	32,315	7,040,792
Danaher Corp.	87,935	8,162,127

		15,202,919

Health Care Technology - 3.6%
Cerner Corp. (A)	124,320	8,377,925

Household Products - 3.0%
Colgate-Palmolive Co.	94,671	7,142,927

Internet Software & Services - 9.0%
Alphabet, Inc., Class A (A)	11,435	12,045,629
Facebook, Inc., Class A (A)	52,079	9,189,860

		21,235,489

IT Services - 11.0%
Accenture PLC, Class A	48,272	7,389,960
Fiserv, Inc. (A)	69,650	9,133,205
Visa, Inc., Class A	81,392	9,280,316

		25,803,481

Life Sciences Tools & Services - 3.5%
Lonza Group AG, ADR (A) (B)	305,396	8,239,584

Oil, Gas & Consumable Fuels - 5.5%
Enbridge, Inc.	173,289	6,777,333
EOG Resources, Inc.	57,080	6,159,503

		12,936,836

Pharmaceuticals - 2.9%
Roche Holding AG, ADR	212,944	6,724,772

Professional Services - 3.1%
Verisk Analytics, Inc. (A)	74,844	7,185,024

Software - 5.7%
Adobe Systems, Inc. (A)	40,741	7,139,453
Check Point Software Technologies, Ltd. (A)	60,080	6,225,489

		13,364,942

Specialty Retail - 2.8%
O’Reilly Automotive, Inc. (A)	27,784	6,683,163

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals - 3.9%
Apple, Inc.	54,734	$ 9,262,635

Textiles, Apparel & Luxury Goods - 4.3%
Hanesbrands, Inc. (B)	193,930	4,055,076
NIKE, Inc., Class B	98,000	6,129,900

		10,184,976

Total Common Stocks (Cost $165,554,223)		231,114,409

SECURITIES LENDING COLLATERAL - 1.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	4,496,945	4,496,945

Total Securities Lending Collateral (Cost $4,496,945)		4,496,945

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $3,488,140 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $3,560,205.	$ 3,487,931	3,487,931

Total Repurchase Agreement (Cost $3,487,931)		3,487,931

Total Investments (Cost $173,539,099)		239,099,285
Net Other Assets (Liabilities) - (1.8)%		(4,325,775)

Net Assets - 100.0%		$ 234,773,510

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$231,114,409	$—	$—	$231,114,409
Securities Lending Collateral	4,496,945	—	—	4,496,945
Repurchase Agreement	—	3,487,931	—	3,487,931

Total Investments	$235,611,354	$3,487,931	$—	$239,099,285

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,373,440. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $170,051,168) (including securities loaned of $4,373,440)	$235,611,354
Repurchase agreement, at value (cost $3,487,931)	3,487,931
Foreign currency, at value (cost $8,071)	8,394
Receivables and other assets:
Shares of beneficial interest sold	152,226
Interest	157
Dividends	111,115
Tax reclaims	111,085
Net income from securities lending	1,447

Total assets	239,483,709

Liabilities:
Due to custodian	143
Payables and other liabilities:
Shares of beneficial interest redeemed	29,918
Investment management fees	135,817
Distribution and service fees	9,649
Transfer agent costs	798
Trustees, CCO and deferred compensation fees	259
Audit and tax fees	15,295
Custody fees	3,789
Legal fees	2,280
Printing and shareholder reports fees	13,766
Other	1,540
Collateral for securities on loan	4,496,945

Total liabilities	4,710,199

Net assets	$234,773,510

Net assets consist of:
Capital stock ($0.01 par value)	$107,152
Additional paid-in capital	158,228,398
Undistributed (distributions in excess of) net investment income (loss)	369,463
Accumulated net realized gain (loss)	10,507,988
Net unrealized appreciation (depreciation) on:
Investments	65,560,186
Translation of assets and liabilities denominated in foreign currencies	323

Net assets	$234,773,510

Net assets by class:
Initial Class	$189,398,239
Service Class	45,375,271

Shares outstanding:
Initial Class	8,682,954
Service Class	2,032,233

Net asset value and offering price per share:
Initial Class	$21.81
Service Class	22.33

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$2,217,890
Interest income	3,565
Net income (loss) from securities lending	19,339
Withholding taxes on foreign income	(80,170)

Total investment income	2,160,624

Expenses:
Investment management fees	1,520,324
Distribution and service fees:
Service Class	103,458
Transfer agent costs	3,156
Trustees, CCO and deferred compensation fees	6,095
Audit and tax fees	19,962
Custody fees	27,908
Legal fees	15,751
Printing and shareholder reports fees	12,484
Other	6,001

Total expenses	1,715,139

Net investment income (loss)	445,485

Net realized gain (loss) on:
Investments	10,745,097
Foreign currency transactions	1,296

Net realized gain (loss)	10,746,393

Net change in unrealized appreciation (depreciation) on:
Investments	37,637,231
Translation of assets and liabilities denominated in foreign currencies	361

Net change in unrealized appreciation (depreciation)	37,637,592

Net realized and change in unrealized gain (loss)	48,383,985

Net increase (decrease) in net assets resulting from operations	$48,829,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$445,485	$678,411
Net realized gain (loss)	10,746,393	7,537,820
Net change in unrealized appreciation (depreciation)	37,637,592	5,212,413

Net increase (decrease) in net assets resulting from operations	48,829,470	13,428,644

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(694,755)	(837,497)
Service Class	(60,600)	(49,789)

Total dividends and/or distributions from net investment income	(755,355)	(887,286)

Net realized gains:
Initial Class	(3,219,617)	—
Service Class	(699,860)	—

Total dividends and/or distributions from net realized gains	(3,919,477)	—

Total dividends and/or distributions to shareholders	(4,674,832)	(887,286)

Capital share transactions:
Proceeds from shares sold:
Initial Class	3,646,192	3,269,654
Service Class	7,209,367	4,405,310

	10,855,559	7,674,964

Dividends and/or distributions reinvested:
Initial Class	3,914,372	837,497
Service Class	760,460	49,789

	4,674,832	887,286

Cost of shares redeemed:
Initial Class	(23,444,069)	(28,076,599)
Service Class	(7,280,361)	(7,071,705)

	(30,724,430)	(35,148,304)

Net increase (decrease) in net assets resulting from capital share transactions	(15,194,039)	(26,586,054)

Net increase (decrease) in net assets	28,960,599	(14,044,696)

Net assets:
Beginning of year	205,812,911	219,857,607

End of year	$234,773,510	$205,812,911

Undistributed (distributions in excess of) net investment income (loss)	$369,463	$678,037

Capital share transactions - shares:
Shares issued:
Initial Class	181,628	187,994
Service Class	350,868	246,960

	532,496	434,954

Shares reinvested:
Initial Class	197,496	46,450
Service Class	37,443	2,696

	234,939	49,146

Shares redeemed:
Initial Class	(1,161,880)	(1,625,072)
Service Class	(352,017)	(409,696)

	(1,513,897)	(2,034,768)

Net increase (decrease) in shares outstanding:
Initial Class	(782,756)	(1,390,628)
Service Class	36,294	(160,040)

	(746,462)	(1,550,668)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$17.88	$16.83		$21.45	$23.04	$17.48

Investment operations:
Net investment income (loss) (A)	0.05	0.06	(B)	0.08	0.11	0.17
Net realized and unrealized gain (loss)	4.33	1.07		(0.42)	2.05	5.59

Total investment operations	4.38	1.13		(0.34)	2.16	5.76

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.08)		(0.12)	(0.21)	(0.20)
Net realized gains	(0.37)	—		(4.16)	(3.54)	—

Total dividends and/or distributions to shareholders	(0.45)	(0.08)		(4.28)	(3.75)	(0.20)

Net asset value, end of year	$21.81	$17.88		$16.83	$21.45	$23.04

Total return (C)	24.72%	6.74%		(1.57)%	10.00%	33.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$189,398	$169,285		$182,751	$227,636	$234,000
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%		0.72%	0.73%	0.78%
Including waiver and/or reimbursement and recapture	0.72%	0.71	%(B)	0.72%	0.73%	0.78%
Net investment income (loss) to average net assets	0.25%	0.36	%(B)	0.42%	0.49%	0.86%
Portfolio turnover rate	15%	23%		19%	123%	153	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$18.30		$17.21		$21.84	$23.40	$17.76

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	0.02	(C)	0.03	0.05	0.13
Net realized and unrealized gain (loss)	4.43		1.09		(0.43)	2.09	5.67

Total investment operations	4.43		1.11		(0.40)	2.14	5.80

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.02)		(0.07)	(0.16)	(0.16)
Net realized gains	(0.37)		—		(4.16)	(3.54)	—

Total dividends and/or distributions to shareholders	(0.40)		(0.02)		(4.23)	(3.70)	(0.16)

Net asset value, end of year	$22.33		$18.30		$17.21	$21.84	$23.40

Total return (D)	24.41%		6.48%		(1.84)%	9.75%	32.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$45,376		$36,528		$37,107	$47,996	$43,649
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		0.97%		0.97%	0.98%	1.03%
Including waiver and/or reimbursement and recapture	0.97%		0.96	%(C)	0.97%	0.98%	1.03%
Net investment income (loss) to average net assets	(0.01)%		0.11	%(C)	0.16%	0.23%	0.62%
Portfolio turnover rate	15%		23%		19%	123%	153	%(E)

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica Torray Concentrated Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: Throughout the year, the Portfolio may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the federal funds rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $543.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,496,945	$—	$—	$—	$4,496,945
Total Borrowings	$4,496,945	$—	$—	$—	$4,496,945

6. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $650 million	0.680%
Over $650 million up to $1.15 billion	0.660%
Over $1.15 billion	0.605%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.84%	May 1, 2018
Service Class	1.09%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.84%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	2	93.10%	93.10%
Service Class	1	89.84%	89.84%

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 33,741,033	$ —	$ 54,822,720	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 1,296	$ (1,296)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 173,805,937	$ 68,859,049	$ (3,565,701)	$ 65,293,348

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 755,355	$ 3,919,477	$ —	$ 887,286	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 380,006	$ 10,764,283	$ —	$ —	$ —	$ 65,293,671

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Torray Concentrated Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Torray Concentrated Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica Torray Concentrated Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica Torray Concentrated Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $3,919,477 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

(unaudited)

MARKET ENVIRONMENT

Global equities traded broadly higher over the 12 months ended December 31, 2017. The MSCI EAFE Index rose 25.62%, with each region and all sectors posting healthy gains. The more economically-sensitive sectors of information technology, materials and industrials led the benchmark, while the more traditionally defensive sectors, such as telecommunication services and health care, lagged though they each posted double-digit positive returns as well. The uniform strength in the market was attributable to accommodative central banks, synchronous improvement in global economies and positive investor sentiment.

PERFORMANCE

For the year ended December 31, 2017, Transamerica TS&W International Equity VP, Initial Class returned 22.91%. By comparison, its benchmark, the MSCI EAFE Index, returned 25.62%.

STRATEGY REVIEW

The Portfolio trailed the MSCI EAFE Index due in part to its U.K. holdings including Inmarsat PLC, which saw margin pressure due to costs associated with outfitting ships and aircraft with receiving equipment for its new satellite-based broadband service. We remain confident in the company’s long-term prospects, as these upfront costs begin to dissipate and its service contracts become profitable. Home improvement retail chain Kingfisher PLC also detracted; its restructuring efforts were undermined by a difficult consumer spending environment. We sold our position.

On a sector basis, health-care stocks were the biggest drag on relative performance. Israel-based Teva Pharmaceutical Industries Ltd. (no longer held at period end) was among the Portfolio’s worst performing positions. Initially, the stock traded lower following a negative patent ruling on the multiple sclerosis medication Copaxone. This was followed by a management change and industry concerns around pricing pressure on drugs. We sold our position. Industrials stocks were also a drag on performance. Mitsubishi Heavy Industries, Ltd. declined, as sell-side analysts lowered their forecasts after the industrial machine manufacturer posted earnings below consensus estimates caused by weakness in its energy-related business. Several increasingly expensive projects, as well as payment disputes with joint venture partners, will likely determine the company’s ability to generate cash in the medium term. Siemens Gamesa Renewable Energy SA was another laggard. Management of the wind turbine manufacturer provided weak profit forecasts during its first quarter as a combined entity. The company faces sales challenges in India, but we believe this is a temporary issue and long-term growth for wind power will drive profits higher.

Our holdings in Europe, led by Veolia Environnement SA, were the top regional contributors. Throughout the year, the French waste and water supply manager reported progress toward its annual cost-cutting target. Germany’s Infineon Technologies AG also performed well. Infineon Technologies AG’s power semiconductor business saw revenue growth above analyst estimates driven by sales into electric vehicle and renewable energy end markets.

On a sector basis, holdings in materials and financials sectors were the top contributors. In materials, chemicals producer Denka Co., Ltd. gained market share in the increasingly consolidated chloroprene rubber market. With attractive end markets in materials and health care and a reasonable valuation, we believe the reward-to-risk tradeoff remained very favorable. Our position in packaging manufacturer Smurfit Kappa Group PLC was another strong performer. The Dublin-based business grew profits through a combination of volume growth and improved box pricing. DBS Group Holdings, Ltd. was the best performing holding in financials. The Singapore-based bank holding company saw steady loan growth and interest income improvement despite mixed macroeconomic data in its primary markets of Singapore and Hong Kong.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Securities Lending Collateral	3.1
Repurchase Agreement	2.0
Net Other Assets (Liabilities)	(3.1)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	22.91%	8.21%	2.18%	04/08/1991
MSCI EAFE Index (A)	25.62%	8.39%	2.42%
Service Class	22.66%	7.95%	1.91%	05/01/2003

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

A portfolio that concentrates all or large portion of its assets in a single economic sector, geographic region, or that lacks diversity, is inherently subject to greater volatility.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Portfolio’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Initial Class	$1,000.00	$1,079.70	$4.93	$1,020.50	$4.79	0.94%
Service Class	1,000.00	1,078.00	6.23	1,019.20	6.06	1.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 98.0%
Australia - 5.0%
BHP Billiton PLC, ADR	21,800	$ 878,540
Challenger, Ltd.	79,277	867,838
Coca-Cola Amatil, Ltd.	166,700	1,106,876
Macquarie Group, Ltd.	13,600	1,057,214
Qantas Airways, Ltd.	264,300	1,039,350
Sonic Healthcare, Ltd.	78,900	1,407,302
South32, Ltd.	369,900	1,007,265

		7,364,385

Belgium - 2.1%
Groupe Bruxelles Lambert SA	14,200	1,533,237
KBC Group NV	18,700	1,595,508

		3,128,745

Brazil - 1.0%
Embraer SA, ADR	59,800	1,431,014

Denmark - 1.9%
AP Moller - Maersk A/S, Class B	700	1,222,944
TDC A/S	242,600	1,490,860

		2,713,804

France - 9.9%
Airbus SE	6,700	667,236
Arkema SA	11,393	1,388,177
Engie SA	144,100	2,478,497
Publicis Groupe SA	21,700	1,474,981
Rexel SA	32,100	582,349
Sanofi	22,268	1,919,706
TOTAL SA	24,000	1,325,929
Veolia Environnement SA	79,200	2,021,722
Vivendi SA	97,100	2,612,050

		14,470,647

Germany - 12.7%
Allianz SE, Class A	6,541	1,502,933
Bayer AG	9,500	1,185,451
CECONOMY AG	63,600	961,893
Deutsche Boerse AG	17,800	2,067,388
Infineon Technologies AG	86,700	2,375,455
LANXESS AG	13,700	1,089,671
Merck KGaA	15,700	1,690,678
METRO AG (A)	46,000	918,965
SAP SE	20,300	2,276,156
Siemens AG	16,607	2,314,393
Talanx AG	18,400	752,171
TUI AG	71,200	1,466,820

		18,601,974

Hong Kong - 4.4%
China Mobile, Ltd.	131,400	1,332,862
CK Asset Holdings, Ltd.	178,400	1,559,574
CK Hutchison Holdings, Ltd.	163,200	2,049,178
First Pacific Co., Ltd.	535,250	363,097
Guangdong Investment, Ltd.	808,200	1,082,035

		6,386,746

Ireland - 2.6%
DCC PLC	12,700	1,280,017
Ryanair Holdings PLC, ADR (A)	5,485	571,482
Smurfit Kappa Group PLC	56,721	1,918,517

		3,770,016

	Shares	Value
COMMON STOCKS (continued)
Italy - 3.3%
Azimut Holding SpA	43,000	$ 823,948
Eni SpA	90,896	1,505,049
Mediobanca SpA	123,000	1,396,121
Prysmian SpA	31,885	1,040,213

		4,765,331

Japan - 23.5%
Astellas Pharma, Inc.	152,400	1,943,633
Bridgestone Corp. (B)	25,900	1,204,031
Coca-Cola Bottlers Japan, Inc. (B)	27,700	1,011,631
Daiwa Securities Group, Inc.	244,200	1,532,061
Denka Co., Ltd.	28,760	1,152,442
FamilyMart UNY Holdings Co., Ltd. (B)	13,500	946,528
FANUC Corp.	7,000	1,681,118
FUJIFILM Holdings Corp.	26,700	1,091,222
Hitachi, Ltd.	291,300	2,269,645
Japan Airlines Co., Ltd.	45,000	1,760,461
JXTG Holdings, Inc.	341,800	2,205,357
Kuraray Co., Ltd.	70,600	1,332,111
Mitsubishi Heavy Industries, Ltd.	26,140	976,698
MS&AD Insurance Group Holdings, Inc.	56,500	1,912,501
Nippon Telegraph & Telephone Corp.	27,200	1,279,673
ORIX Corp.	145,500	2,459,328
Resona Holdings, Inc.	244,100	1,458,209
SoftBank Group Corp.	17,000	1,345,818
Sony Corp.	49,400	2,228,535
Square Enix Holdings Co., Ltd.	23,300	1,108,391
Sumitomo Mitsui Financial Group, Inc.	47,600	2,056,506
Toyota Industries Corp.	23,300	1,497,155

		34,453,054

Luxembourg - 1.2%
ArcelorMittal (A)	55,600	1,808,886

Macau - 0.4%
MGM China Holdings, Ltd. (B)	210,459	637,073

Netherlands - 3.8%
Boskalis Westminster	21,624	815,469
Heineken Holding NV	24,343	2,409,362
Koninklijke Philips NV	63,665	2,409,290

		5,634,121

Republic of Korea - 0.7%
Samsung Electronics Co., Ltd.	430	1,021,641

Singapore - 1.4%
DBS Group Holdings, Ltd.	110,500	2,053,105

Spain - 1.2%
Mediaset Espana Comunicacion SA (B)	82,400	925,302
Siemens Gamesa Renewable Energy SA (B)	62,500	857,142

		1,782,444

Sweden - 0.4%
Investor AB, B Shares	14,278	651,144

Switzerland - 6.8%
ABB, Ltd.	61,400	1,645,819
Nestle SA	37,579	3,231,690
Novartis AG	37,880	3,203,152
UBS Group AG (A)	105,700	1,945,978

		10,026,639

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 15.0%
Aviva PLC	334,060	$ 2,284,474
British Land Co. PLC, REIT	161,300	1,505,944
GKN PLC	439,600	1,895,723
HSBC Holdings PLC	191,700	1,961,693
Imperial Brands PLC	53,199	2,274,033
Inchcape PLC	108,987	1,151,440
Inmarsat PLC	175,600	1,163,620
Micro Focus International PLC	27,974	952,915
National Grid PLC	96,124	1,135,721
Savills PLC	33,800	453,157
Standard Life Aberdeen PLC	113,000	666,108
TechnipFMC PLC	55,600	1,740,836
Tesco PLC	313,100	884,567
UBM PLC	74,520	751,581
Unilever PLC	25,693	1,431,112
Vodafone Group PLC	521,744	1,655,418

		21,908,342

United States - 0.7%
Flex, Ltd. (A)	58,200	1,047,018

Total Common Stocks (Cost $123,660,969)		143,656,129

	Shares	Value
SECURITIES LENDING COLLATERAL - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	4,435,380	$ 4,435,380

Total Securities Lending Collateral (Cost $4,435,380)		4,435,380

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $2,982,376 on 01/02/2018. Collateralized by a U.S. Government Obligation, 1.25%, due 01/31/2019, and with a value of $3,045,898.	$ 2,982,197	2,982,197

Total Repurchase Agreement (Cost $2,982,197)		2,982,197

Total Investments (Cost $131,078,546)		151,073,706
Net Other Assets (Liabilities) - (3.1)%		(4,504,557)

Net Assets - 100.0%		$ 146,569,149

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	7.0%	$10,521,142
Pharmaceuticals	6.6	9,942,620
Capital Markets	4.9	7,426,589
Diversified Financial Services	4.3	6,540,752
Insurance	4.3	6,452,079
Media	3.8	5,763,914
Industrial Conglomerates	3.7	5,643,588
Multi-Utilities	3.7	5,635,940
Oil, Gas & Consumable Fuels	3.3	5,036,335
Chemicals	3.3	4,962,401
Auto Components	3.0	4,596,909
Beverages	3.0	4,527,869
Software	2.9	4,337,462
Wireless Telecommunication Services	2.9	4,334,098
Diversified Telecommunication Services	2.6	3,934,153
Metals & Mining	2.5	3,694,691
Electrical Equipment	2.3	3,543,174
Airlines	2.2	3,371,293
Electronic Equipment, Instruments & Components	2.2	3,316,663
Food Products	2.1	3,231,690
Food & Staples Retailing	1.8	2,750,060
Machinery	1.8	2,657,816
Health Care Equipment & Supplies	1.6	2,409,290
Semiconductors & Semiconductor Equipment	1.6	2,375,455
Tobacco	1.5	2,274,033
Household Durables	1.5	2,228,535
Technology Hardware, Storage & Peripherals	1.4	2,112,863
Hotels, Restaurants & Leisure	1.4	2,103,893
Aerospace & Defense	1.4	2,098,250
Real Estate Management & Development	1.3	2,012,731

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Containers & Packaging	1.3%	$1,918,517
Energy Equipment & Services	1.2	1,740,836
Equity Real Estate Investment Trusts	1.0	1,505,944
Personal Products	1.0	1,431,112
Health Care Providers & Services	0.9	1,407,302
Marine	0.8	1,222,944
Distributors	0.8	1,151,440
Water Utilities	0.7	1,082,035
Specialty Retail	0.6	961,893
Construction & Engineering	0.5	815,469
Trading Companies & Distributors	0.4	582,349

Investments, at Value	95.1	143,656,129
Short-Term Investments	4.9	7,417,577

Total Investments	100.0%	$151,073,706

SECURITY VALUATION:

Valuation	Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,668,890	$137,987,239	$—	$143,656,129
Securities Lending Collateral	4,435,380	—	—	4,435,380
Repurchase Agreement	—	2,982,197	—	2,982,197

Total Investments	$10,104,270	$140,969,436	$—	$151,073,706

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,214,176. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $128,096,349) (including securities loaned of $4,214,176)	$148,091,509
Repurchase agreement, at value (cost $2,982,197)	2,982,197
Cash	38
Foreign currency, at value (cost $40,445)	40,412
Receivables and other assets:
Shares of beneficial interest sold	71,868
Investments sold	1,256
Interest	134
Dividends	103,788
Tax reclaims	120,618
Net income from securities lending	754

Total assets	151,412,574

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	3,912
Investments purchased	234,217
Investment management fees	94,443
Distribution and service fees	12,115
Transfer agent costs	468
Trustees, CCO and deferred compensation fees	149
Audit and tax fees	14,093
Custody fees	33,030
Legal fees	1,265
Printing and shareholder reports fees	11,191
Other	3,162
Collateral for securities on loan	4,435,380

Total liabilities	4,843,425

Net assets	$146,569,149

Net assets consist of:
Capital stock ($0.01 par value)	$101,919
Additional paid-in capital	127,462,959
Undistributed (distributions in excess of) net investment income (loss)	3,266,569
Accumulated net realized gain (loss)	(4,260,042)
Net unrealized appreciation (depreciation) on:
Investments	19,995,160
Translation of assets and liabilities denominated in foreign currencies	2,584

Net assets	$146,569,149

Net assets by class:
Initial Class	$88,588,312
Service Class	57,980,837

Shares outstanding:
Initial Class	6,140,148
Service Class	4,051,797

Net asset value and offering price per share:
Initial Class	$14.43
Service Class	14.31

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$3,933,784
Interest income	4,350
Non-cash dividend income	938,901
Net income (loss) from securities lending	44,999
Withholding taxes on foreign income	(344,128)

Total investment income	4,577,906

Expenses:
Investment management fees	993,499
Distribution and service fees:
Service Class	116,888
Transfer agent costs	1,795
Trustees, CCO and deferred compensation fees	3,547
Audit and tax fees	17,835
Custody fees	149,499
Legal fees	8,897
Printing and shareholder reports fees	11,699
Other	11,538

Total expenses	1,315,197

Net investment income (loss)	3,262,709

Net realized gain (loss) on:
Investments	(1,445,991)
Foreign currency transactions	(25,072)

Net realized gain (loss)	(1,471,063)

Net change in unrealized appreciation (depreciation) on:
Investments	24,255,211
Translation of assets and liabilities denominated in foreign currencies	10,574

Net change in unrealized appreciation (depreciation)	24,265,785

Net realized and change in unrealized gain (loss)	22,794,722

Net increase (decrease) in net assets resulting from operations	$26,057,431

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$3,262,709	$2,614,076
Net realized gain (loss)	(1,471,063)	(892,161)
Net change in unrealized appreciation (depreciation)	24,265,785	(784,623)

Net increase (decrease) in net assets resulting from operations	26,057,431	937,292

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(1,802,789)	(2,070,120)
Service Class	(869,894)	(1,015,980)

Total dividends and/or distributions from net investment income	(2,672,683)	(3,086,100)

Capital share transactions:
Proceeds from shares sold:
Initial Class	6,028,588	4,150,435
Service Class	15,817,910	6,910,125

	21,846,498	11,060,560

Dividends and/or distributions reinvested:
Initial Class	1,802,789	2,070,120
Service Class	869,894	1,015,980

	2,672,683	3,086,100

Cost of shares redeemed:
Initial Class	(8,713,259)	(17,661,439)
Service Class	(4,899,721)	(9,447,309)

	(13,612,980)	(27,108,748)

Net increase (decrease) in net assets resulting from capital share transactions	10,906,201	(12,962,088)

Net increase (decrease) in net assets	34,290,949	(15,110,896)

Net assets:
Beginning of year	112,278,200	127,389,096

End of year	$146,569,149	$112,278,200

Undistributed (distributions in excess of) net investment income (loss)	$3,266,569	$2,241,750

Capital share transactions - shares:
Shares issued:
Initial Class	445,651	347,410
Service Class	1,185,370	602,555

	1,631,021	949,965

Shares reinvested:
Initial Class	133,937	170,943
Service Class	65,112	84,454

	199,049	255,397

Shares redeemed:
Initial Class	(650,398)	(1,473,220)
Service Class	(371,802)	(810,816)

	(1,022,200)	(2,284,036)

Net increase (decrease) in shares outstanding:
Initial Class	(70,810)	(954,867)
Service Class	878,680	(123,807)

	807,870	(1,078,674)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class

	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$12.00	$12.20		$12.43	$13.42	$11.05

Investment operations:
Net investment income (loss) (A)	0.36	0.27	(B)	0.31	0.41	0.25
Net realized and unrealized gain (loss)	2.37	(0.14)		(0.14)	(1.08)	2.41

Total investment operations	2.73	0.13		0.17	(0.67)	2.66

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.33)		(0.40)	(0.32)	(0.29)

Net asset value, end of year	$14.43	$12.00		$12.20	$12.43	$13.42

Total return (C)	22.91%	1.08%		1.32%	(5.18)%	24.34%

Ratio and supplemental data:
Net assets end of year (000’s)	$88,588	$74,507		$87,448	$98,735	$117,580
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.91%		0.87%	0.89%	1.02%
Including waiver and/or reimbursement and recapture	0.93%	0.89	%(B)	0.87%	0.89%	1.04%
Net investment income (loss) to average net assets	2.67%	2.32	%(B)	2.41%	3.05%	2.06%
Portfolio turnover rate	24%	22%		26%	30%	109	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017	December 31, 2016		December 31, 2015	December 31, 2014	December 31, 2013
Net asset value, beginning of year	$11.90	$12.11		$12.35	$13.34	$10.99

Investment operations:
Net investment income (loss) (A)	0.31	0.24	(B)	0.26	0.35	0.21
Net realized and unrealized gain (loss)	2.37	(0.14)		(0.13)	(1.05)	2.41

Total investment operations	2.68	0.10		0.13	(0.70)	2.62

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.31)		(0.37)	(0.29)	(0.27)

Net asset value, end of year	$14.31	$11.90		$12.11	$12.35	$13.34

Total return (C)	22.66%	0.77%		1.04%	(5.38)%	24.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$57,981	$37,771		$39,941	$32,145	$28,054
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.16%		1.12%	1.14%	1.27%
Including waiver and/or reimbursement and recapture	1.18%	1.14	%(B)	1.12%	1.14%	1.29%
Net investment income (loss) to average net assets	2.28%	2.06	%(B)	2.05%	2.66%	1.75%
Portfolio turnover rate	24%	22%		26%	30%	109	%(D)

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.02% higher and 0.02% lower, respectively, had the custodian not reimbursed the Portfolio.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Increase in portfolio turnover rate was triggered by a change in the Portfolio’s sub-adviser.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica TS&W International Equity VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $2,590.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, ETF and the movement of the certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$4,435,380	$—	$—	$—	$4,435,380
Total Borrowings	$4,435,380	$—	$—	$—	$4,435,380

6. RISK FACTORS

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Emerging market risk: Investments in the securities of issuers located in or principally doing business in emerging markets are subject to heightened foreign investments risks. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Emerging market securities are often particularly sensitive to market movements because these market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Foreign investment risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risk. Foreign countries may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of investments may decline because of factors affecting a particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support, political or financial instability or other adverse economic or political developments. Lack of information and weaker accounting standards also may affect the value of these securities.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $500 million	0.77%
Over $500 million up to $1 billion	0.75%
Over $1 billion up to $2 billion	0.72%
Over $2 billion	0.69%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	1.02%	May 1, 2018
Service Class	1.27%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	1.02%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

8. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	95.97%	95.97%
Service Class	1	90.15%	90.15%

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 38,312,821	$ —	$ 29,796,995	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment company inclusions. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and passive foreign investment company gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ —	$ 434,793	$ (434,793)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 132,465,064	$ 24,495,730	$ (5,887,088)	$ 18,608,642

As of December 31, 2017, the Portfolio had capital loss carryforwards available to offset future realized gains listed below:

Expires on December 31,			Unlimited
2017	2018	2019	Short-Term	Long-Term
$ —	$ 1,061,961	$ —	$ 355,564	$ 2,551,850

During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,672,683	$ —	$ —	$ 3,086,100	$ —	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 4,362,420	$ —	$ (3,969,375)	$ —	$ —	$ 18,611,226

11. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica TS&W International Equity VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica TS&W International Equity VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica TS&W International Equity VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica TS&W International Equity VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the year ended December 31, 2017.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 3,602,359	$ 175,510

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS

(unaudited)

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), sub-adviser to Transamerica Barrow Hanley Dividend Focused VP, and Thompson, Siegel & Walmsley LLC (“TSW”), sub-adviser to Transamerica TS&W International Equity VP and Transamerica Small/Mid Cap Value VP (together with Transamerica Barrow Hanley Dividend Focused VP, each a “Portfolio” and collectively, the “Portfolios,” each Portfolio being a series of Transamerica Series Trust), are each subsidiaries of OM Asset Management plc (“OMAM”). OMAM is a multi-boutique asset management company that operates its business through affiliate investment firms, including Barrow Hanley and TSW. In the second tranche of a two tranche transaction, Old Mutual plc, OMAM’s parent company, would sell a minority interest in OMAM to HNA Capital US (the “Old Mutual Transaction”). It was determined that the Old Mutual Transaction may constitute an “assignment” under Section 15 of the Investment Company Act of 1940, and would therefore result in the automatic termination of the current sub-advisory agreements with Barrow Hanley and TS&W. Accordingly, at a meeting of the Board of Trustees of Transamerica Series Trust (the “Board” or “Board Members”) held on September 13-14, 2017, the Board considered the approval of new sub-investment advisory agreements with respect to the applicable Portfolios between TAM and Barrow Hanley and between TAM and TSW (each a “New Sub-Advisory Agreement” and together, the “New Sub-Advisory Agreements”).

Following its review and consideration, the Board determined that the terms of each proposed New Sub-Advisory Agreement were reasonable and that the approval of each of the New Sub-Advisory Agreements was in the best interests of each applicable Portfolio and its investors. The Board, including the independent members of the Board (the “Independent Board Members”), unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Prior to reaching their decision, the Board Members requested and received from TAM, Barrow Hanley and TSW certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the New Sub-Advisory Agreements. In their deliberations, the Independent Board Members met privately without representatives of TAM, Barrow Hanley and TSW present and were represented throughout the process by independent legal counsel. In considering the proposed approval of the Agreements, the Board Members evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Board Member may have attributed different weights to the various factors.

Among other matters, the Board Members considered:

(a)        that Barrow Hanley and TSW would each remain the sub-advisers to the respective Portfolios and that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided by Barrow Hanley or TSW to each applicable Portfolio and its investors, including compliance services;

(b)        that Barrow Hanley and TSW expect to retain the same investment processes, key personnel and support systems following the Old Mutual Transaction;

(c)        that Barrow Hanley and TSW are experienced and respected asset management firms and TAM believes that they will each continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on an assessment of Barrow Hanley and TSW, investment personnel, and the sub-advisory services Barrow Hanley and TSW each currently provide to the respective Portfolios; and

(d)        that the New Sub-Advisory Agreements will not result in any change in the rate of sub-advisory fees payable by TAM to Barrow Hanley or TSW.

Nature, Extent and Quality of the Services to be Provided. In evaluating the nature, extent and quality of the services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members considered, among other things, information provided by TAM, Barrow Hanley and TSW regarding the operations, facilities, organization and personnel of each sub-adviser, as well as the sub-advisory services provided by each Barrow Hanley and TSW under their current sub-advisory agreements. The Board Members noted that no changes were being proposed to the Portfolios’ principal investment strategies. The Board Members considered that TAM, Barrow Hanley and TSW have each advised the Board Members that the Old Mutual Transaction is not expected to result in any diminution in the nature, extent and quality of sub-advisory services provided to each applicable Portfolio and its investors, including compliance services. The Board Members considered that Barrow Hanley and TSW are experienced and respected asset management firms and that no changes to the services of Barrow Hanley and TSW are expected to

Transamerica Series Trust	Annual Report 2017

Transamerica Barrow Hanley Dividend Focused VP

Transamerica TS&W International Equity VP

Transamerica Small/Mid Cap Value VP

APPROVAL OF SUB-ADVISORY AGREEMENTS (continued)

(unaudited)

occur once the Old Mutual Transaction is completed. In addition, the Board noted that TAM believes that, following the Old Mutual Transaction, Barrow Hanley and TSW will continue to have the capabilities, resources and personnel necessary to provide sub-advisory services to the Portfolios based on the assessment of Barrow Hanley and TSW, their investment talent and the sub-advisory services currently being provided by both Barrow Hanley and TSW to the Portfolios.

The Board Members noted the past performance, investment management experience, capabilities and resources of Barrow Hanley and TSW. Further, they also noted that it is expected that, after the Old Mutual Transaction, the current portfolio managers and their respective investment teams will continue to sub-advise each applicable Portfolio by employing the same investment processes and will continue to have access to the same support systems.

On the basis of this information and the Board Members’ assessment of the nature, extent and quality of the sub-advisory services to be provided by Barrow Hanley and TSW under the New Sub-Advisory Agreements, the Board Members concluded that Barrow Hanley and TSW are both capable of providing sub-advisory services to the Portfolios that are appropriate in scope and extent in light of the proposed investment programs for each Portfolio.

Sub-Advisory Fee, Cost of Services to be Provided and Profitability. The Board Members considered the proposed sub-advisory fee schedules under the New Sub-Advisory Agreements noting that the proposed sub-advisory fee schedules payable by TAM to Barrow Hanley and TSW are the same as the fee schedules in the current sub-advisory agreements. The Board Members noted that the management fee schedules for the Portfolios would not change. On the basis of these considerations, together with the other information they considered, the Board Members determined that the sub-advisory fees to be received by Barrow Hanley and TSW under the New Sub-Advisory Agreements are reasonable in light of the sub-advisory services to be provided.

It was noted that the Boards reviewed estimated profitability under the current sub-advisory agreements in June of 2017 for both Barrow Hanley and TSW, and would consider their estimated profitability under the New Sub-Advisory Agreements in June of 2018 in connection with the proposed renewal of the agreements.

Economies of Scale. In evaluating the extent to which the sub-advisory fees payable under the New Sub-Advisory Agreements reflect economies of scale or would permit economies of scale to be realized in the future, the Board Members considered the sub-advisory fee schedules and the existence of breakpoints in the sub-advisory fee schedules. The Board Members concluded that they would have the opportunity to periodically reexamine the appropriateness of the sub-advisory fees payable by TAM to Barrow Hanley and to TSW in light of any economies of scale experienced in the future.

Fall-Out Benefits. The Board Members considered incidental benefits expected to be derived by Barrow Hanley and TSW from their relationships with the Portfolios. The Board Members noted that TAM would not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (“soft dollars”) as a result of its relationships with Barrow Hanley or TSW, and that Barrow Hanley and TSW may each engage in soft dollar arrangements consistent with applicable law and “best execution” requirements.

Conclusion. After consideration of the factors described above, as well as other factors, the Board Members, including all of the Independent Board Members, concluded that the approval of each New Sub-Advisory Agreement is in the best interests of each applicable Portfolio and its investors and unanimously approved each New Sub-Advisory Agreement to take effect upon the closing of the second tranche of the Old Mutual Transaction.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

(unaudited)

MARKET ENVIRONMENT

Underneath the strong start to the year for U.S. large cap equities, the first quarter of 2017 saw a reversal in some of the major sector and style themes that characterized 2016. Among sectors, the strongest sector of 2016, energy, started 2017 with a selloff. The S&P 500® total return index finished the first half of 2017 up 9.34%, reaching new all-time highs and witnessing better than two decade lows in both realized and implied volatility during that period. As the first half came to a close there were signs of hesitation in some of the strong trends that marked the first half.

A possible pivot in market leadership emerged within US equities as the third quarter came to a close, coincident with a shift in expectations towards both fiscal and monetary policy. That shift in fiscal policy outlook emerged in September as a final unsuccessful push on health care reform by the White House and congressional leadership shifted to a focus on growth-friendly tax reform, including a proposed reduction of the corporate tax rate from 35% to 20%.

Across U.S. equities, 2017 was notable for considerable dispersion in style and sector outcomes that in many cases were further stretched in the fourth quarter. Growth outpaced value in the fourth quarter with the Russell 1000® Growth Index gaining 7.86% against a gain of 5.33% in Russell 1000® Value Index, taking the full year differential of growth over value to 30.21% against 13.66%. For the year large cap stocks outpaced small cap stocks with the S&P 500® Index returning 21.83% versus 14.65% for the Russell 2000® Index.

PERFORMANCE

For the year ended December 31, 2017, Transamerica U.S. Equity Index VP, Service Class returned 13.20%. By comparison, its benchmark, the S&P 500®, returned 13.70%.

STRATEGY REVIEW

The Portfolio seeks investment results, before fees and expenses that correspond to the performance of the S&P 500® Index.

The Portfolio takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance. It is an unmanaged, market capitalization-weighted index composed of large-capitalization U.S. equities.

From a sector perspective, measured since the Portfolio’s May 1, 2017 inception, the strongest returns in the S&P 500® Index came from the financial sector with a return of 19.57%. Solid increases were seen across most sectors, including strong returns in the information technology and materials sectors with returns of 19.25% and 15.22% respectively. The weakest performance during the period came from the utilities and consumer staples sectors with returns of 5.24% and 6.13% respectively.

During the period, the Portfolio utilized derivatives. These positions added to performance.

Payal Gupta

Michael Feehily, CFA

Karl Schneider, CAIA

Co-Portfolio Managers

SSGA Funds Management, Inc.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.5%
Net Other Assets (Liabilities) ^	2.5
Total	100.0%

^	The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	10 Years or Since Inception of Class		Inception Date
Service Class	13.20	%(A)	05/01/2017
S&P 500® (B)	13.70	%(A)

(A) Not annualized.

(B) The S&P 500® is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C)
Service Class	$1,000.00	$1,110.90	$2.08	$1,023.20	$1.99	0.39%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 97.5%
Aerospace & Defense - 2.6%
Arconic, Inc.	448	$ 12,208
Boeing Co.	501	147,750
General Dynamics Corp.	244	49,642
Harris Corp.	107	15,156
L3 Technologies, Inc.	79	15,630
Lockheed Martin Corp.	217	69,668
Northrop Grumman Corp.	145	44,502
Raytheon Co.	240	45,084
Rockwell Collins, Inc.	142	19,258
Textron, Inc.	268	15,166
TransDigm Group, Inc.	50	13,731
United Technologies Corp.	642	81,900

		529,695

Air Freight & Logistics - 0.7%
CH Robinson Worldwide, Inc.	146	13,007
Expeditors International of Washington, Inc.	113	7,310
FedEx Corp.	216	53,901
United Parcel Service, Inc., Class B	623	74,230

		148,448

Airlines - 0.5%
Alaska Air Group, Inc.	121	8,894
American Airlines Group, Inc.	395	20,552
Delta Air Lines, Inc.	587	32,872
Southwest Airlines Co.	462	30,238
United Continental Holdings, Inc. (A)	252	16,985

		109,541

Auto Components - 0.2%
Aptiv PLC	246	20,868
BorgWarner, Inc.	190	9,707
Goodyear Tire & Rubber Co.	200	6,462

		37,037

Automobiles - 0.5%
Ford Motor Co.	3,444	43,016
General Motors Co.	1,177	48,245
Harley-Davidson, Inc.	100	5,088

		96,349

Banks - 6.5%
Bank of America Corp.	8,629	254,728
BB&T Corp.	737	36,644
Citigroup, Inc.	2,360	175,608
Citizens Financial Group, Inc.	378	15,868
Comerica, Inc.	158	13,716
Fifth Third Bancorp	618	18,750
Huntington Bancshares, Inc.	1,092	15,899
JPMorgan Chase & Co.	3,081	329,482
KeyCorp	835	16,842
M&T Bank Corp.	145	24,794
People’s United Financial, Inc.	200	3,740
PNC Financial Services Group, Inc.	415	59,880
Regions Financial Corp.	1,006	17,384
SunTrust Banks, Inc.	406	26,224
US Bancorp	1,429	76,566
Wells Fargo & Co.	3,944	239,282
Zions Bancorporation	192	9,759

		1,335,166

	Shares	Value
COMMON STOCKS (continued)
Beverages - 2.0%
Brown-Forman Corp., Class B	181	$ 12,429
Coca-Cola Co.	3,428	157,277
Constellation Brands, Inc., Class A	145	33,143
Dr Pepper Snapple Group, Inc.	156	15,142
Molson Coors Brewing Co., Class B	162	13,295
Monster Beverage Corp. (A)	377	23,860
PepsiCo, Inc.	1,272	152,538

		407,684

Biotechnology - 2.7%
AbbVie, Inc.	1,427	138,005
Alexion Pharmaceuticals, Inc. (A)	184	22,005
Amgen, Inc.	652	113,383
Biogen, Inc. (A)	184	58,617
Celgene Corp. (A)	683	71,278
Gilead Sciences, Inc.	1,130	80,953
Incyte Corp. (A)	157	14,869
Regeneron Pharmaceuticals, Inc. (A)	70	26,317
Vertex Pharmaceuticals, Inc. (A)	237	35,517

		560,944

Building Products - 0.3%
A.O. Smith Corp.	144	8,824
Allegion PLC	112	8,911
Fortune Brands Home & Security, Inc.	148	10,129
Johnson Controls International PLC	743	28,316
Masco Corp.	244	10,721

		66,901

Capital Markets - 3.0%
Affiliated Managers Group, Inc.	52	10,673
Ameriprise Financial, Inc.	142	24,065
Bank of New York Mellon Corp.	850	45,781
BlackRock, Inc.	108	55,481
Cboe Global Markets, Inc.	86	10,715
Charles Schwab Corp.	1,092	56,096
CME Group, Inc.	283	41,332
E*TRADE Financial Corp. (A)	209	10,360
Franklin Resources, Inc.	299	12,956
Goldman Sachs Group, Inc.	317	80,759
Intercontinental Exchange, Inc.	491	34,645
Invesco, Ltd.	371	13,556
Moody’s Corp.	161	23,765
Morgan Stanley	1,267	66,479
Nasdaq, Inc.	115	8,835
Northern Trust Corp.	189	18,879
Raymond James Financial, Inc.	100	8,930
S&P Global, Inc.	237	40,148
State Street Corp.	314	30,650
T. Rowe Price Group, Inc.	210	22,035

		616,140

Chemicals - 2.1%
Air Products & Chemicals, Inc.	205	33,636
Albemarle Corp.	108	13,812
CF Industries Holdings, Inc.	200	8,508
DowDuPont, Inc.	2,093	149,063
Eastman Chemical Co.	99	9,171
Ecolab, Inc.	220	29,520
FMC Corp.	126	11,927

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.	75	$ 11,446
LyondellBasell Industries NV, Class A	274	30,228
Monsanto Co.	405	47,296
Mosaic Co.	300	7,698
PPG Industries, Inc.	218	25,467
Praxair, Inc.	254	39,289
Sherwin-Williams Co.	66	27,063

		444,124

Commercial Services & Supplies - 0.3%
Cintas Corp.	65	10,129
Republic Services, Inc.	171	11,561
Stericycle, Inc. (A)	37	2,516
Waste Management, Inc.	339	29,256

		53,462

Communications Equipment - 1.0%
Cisco Systems, Inc.	4,415	169,095
F5 Networks, Inc. (A)	63	8,267
Juniper Networks, Inc.	358	10,203
Motorola Solutions, Inc.	116	10,479

		198,044

Construction & Engineering - 0.1%
Fluor Corp.	96	4,958
Jacobs Engineering Group, Inc.	84	5,541
Quanta Services, Inc. (A)	104	4,068

		14,567

Construction Materials - 0.1%
Martin Marietta Materials, Inc.	48	10,610
Vulcan Materials Co.	96	12,323

		22,933

Consumer Finance - 0.8%
American Express Co.	628	62,367
Capital One Financial Corp.	405	40,330
Discover Financial Services	308	23,691
Navient Corp.	385	5,128
Synchrony Financial	702	27,104

		158,620

Containers & Packaging - 0.4%
Avery Dennison Corp.	91	10,452
Ball Corp.	278	10,522
International Paper Co.	359	20,801
Packaging Corp. of America	88	10,608
Sealed Air Corp.	200	9,860
WestRock Co.	188	11,884

		74,127

Distributors - 0.1%
Genuine Parts Co.	112	10,641
LKQ Corp. (A)	213	8,663

		19,304

Diversified Consumer Services - 0.0% (B)
H&R Block, Inc.	156	4,090

Diversified Financial Services - 1.7%
Berkshire Hathaway, Inc., Class B (A)	1,709	338,758
Leucadia National Corp.	315	8,344

		347,102

	Shares	Value
COMMON STOCKS (continued)
Diversified Telecommunication Services - 2.0%
AT&T, Inc.	5,471	$ 212,713
CenturyLink, Inc.	755	12,593
Verizon Communications, Inc.	3,638	192,559

		417,865

Electric Utilities - 1.7%
Alliant Energy Corp.	151	6,434
American Electric Power Co., Inc.	441	32,444
Duke Energy Corp.	584	49,120
Edison International	264	16,695
Entergy Corp.	175	14,243
Eversource Energy	297	18,765
Exelon Corp.	899	35,430
FirstEnergy Corp.	326	9,982
NextEra Energy, Inc.	428	66,849
PG&E Corp.	442	19,815
Pinnacle West Capital Corp.	77	6,559
PPL Corp.	563	17,425
Southern Co.	886	42,608
Xcel Energy, Inc.	490	23,574

		359,943

Electrical Equipment - 0.5%
Acuity Brands, Inc.	46	8,096
AMETEK, Inc.	169	12,248
Eaton Corp. PLC	355	28,049
Emerson Electric Co.	538	37,493
Rockwell Automation, Inc.	118	23,169

		109,055

Electronic Equipment, Instruments & Components - 0.4%
Amphenol Corp., Class A	249	21,862
Corning, Inc.	791	25,304
FLIR Systems, Inc.	110	5,128
TE Connectivity, Ltd.	317	30,128

		82,422

Energy Equipment & Services - 0.8%
Baker Hughes a GE Co.	419	13,257
Halliburton Co.	734	35,871
Helmerich & Payne, Inc.	75	4,848
National Oilwell Varco, Inc.	373	13,436
Schlumberger, Ltd.	1,252	84,372
TechnipFMC PLC	426	13,338

		165,122

Equity Real Estate Investment Trusts - 2.8%
Alexandria Real Estate Equities, Inc.	100	13,059
American Tower Corp.	393	56,069
Apartment Investment & Management Co., Class A	185	8,086
AvalonBay Communities, Inc.	127	22,658
Boston Properties, Inc.	136	17,684
Crown Castle International Corp.	340	37,743
Digital Realty Trust, Inc.	175	19,933
Duke Realty Corp.	345	9,387
Equinix, Inc.	66	29,913
Equity Residential	356	22,702
Essex Property Trust, Inc.	64	15,448
Extra Space Storage, Inc.	82	7,171
Federal Realty Investment Trust	71	9,430

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Equity Real Estate Investment Trusts (continued)
GGP, Inc.	502	$ 11,742
HCP, Inc.	438	11,423
Host Hotels & Resorts, Inc.	703	13,955
Iron Mountain, Inc.	178	6,716
Kimco Realty Corp.	343	6,225
Macerich Co.	100	6,568
Mid-America Apartment Communities, Inc.	86	8,648
Prologis, Inc.	501	32,320
Public Storage	142	29,678
Realty Income Corp.	271	15,452
Regency Centers Corp.	157	10,861
SBA Communications Corp. (A)	86	14,049
Simon Property Group, Inc.	274	47,057
SL Green Realty Corp.	63	6,359
UDR, Inc.	207	7,974
Ventas, Inc.	312	18,723
Vornado Realty Trust	129	10,085
Welltower, Inc.	359	22,893
Weyerhaeuser Co.	650	22,919

		572,930

Food & Staples Retailing - 1.8%
Costco Wholesale Corp.	397	73,890
CVS Health Corp.	881	63,873
Kroger Co.	758	20,807
Sysco Corp.	436	26,478
Wal-Mart Stores, Inc.	1,312	129,560
Walgreens Boots Alliance, Inc.	794	57,660

		372,268

Food Products - 1.2%
Archer-Daniels-Midland Co.	544	21,804
Campbell Soup Co.	188	9,045
Conagra Brands, Inc.	307	11,565
General Mills, Inc.	483	28,637
Hershey Co.	127	14,416
Hormel Foods Corp.	200	7,278
J.M. Smucker, Co.	88	10,933
Kellogg Co.	181	12,304
Kraft Heinz Co.	528	41,057
McCormick & Co., Inc.	98	9,987
Mondelez International, Inc., Class A	1,366	58,465
Tyson Foods, Inc., Class A	274	22,213

		247,704

Health Care Equipment & Supplies - 2.6%
Abbott Laboratories	1,571	89,657
Align Technology, Inc. (A)	51	11,332
Baxter International, Inc.	426	27,537
Becton Dickinson and Co.	235	50,308
Boston Scientific Corp. (A)	1,163	28,831
Cooper Cos., Inc.	38	8,279
Danaher Corp.	537	49,844
DENTSPLY SIRONA, Inc.	171	11,257
Edwards Lifesciences Corp. (A)	195	21,978
Hologic, Inc. (A)	222	9,490
IDEXX Laboratories, Inc. (A)	85	13,292
Intuitive Surgical, Inc. (A)	104	37,954
Medtronic PLC	1,167	94,235
ResMed, Inc.	117	9,909

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Stryker Corp.	284	$ 43,975
Varian Medical Systems, Inc. (A)	99	11,004
Zimmer Biomet Holdings, Inc.	186	22,445

		541,327

Health Care Providers & Services - 2.7%
Aetna, Inc.	299	53,937
AmerisourceBergen Corp.	123	11,294
Anthem, Inc.	225	50,627
Cardinal Health, Inc.	269	16,482
Centene Corp. (A)	154	15,535
Cigna Corp.	217	44,071
DaVita, Inc. (A)	100	7,225
Envision Healthcare Corp. (A)	91	3,145
Express Scripts Holding Co. (A)	527	39,335
HCA Healthcare, Inc. (A)	245	21,521
Henry Schein, Inc. (A)	134	9,364
Humana, Inc.	134	33,241
Laboratory Corp. of America Holdings (A)	72	11,485
McKesson Corp.	177	27,603
Quest Diagnostics, Inc.	141	13,887
UnitedHealth Group, Inc.	864	190,477
Universal Health Services, Inc., Class B	85	9,635

		558,864

Health Care Technology - 0.1%
Cerner Corp. (A)	294	19,813

Hotels, Restaurants & Leisure - 1.8%
Carnival Corp.	350	23,229
Chipotle Mexican Grill, Inc. (A)	19	5,491
Darden Restaurants, Inc.	106	10,178
Hilton Worldwide Holdings, Inc.	179	14,295
Marriott International, Inc., Class A	285	38,683
McDonald’s Corp.	715	123,066
MGM Resorts International	458	15,293
Norwegian Cruise Line Holdings, Ltd. (A)	109	5,804
Royal Caribbean Cruises, Ltd.	145	17,296
Starbucks Corp.	1,235	70,926
Wyndham Worldwide Corp.	95	11,008
Wynn Resorts, Ltd.	74	12,476
Yum! Brands, Inc.	275	22,443

		370,188

Household Durables - 0.4%
D.R. Horton, Inc.	325	16,598
Garmin, Ltd.	100	5,957
Leggett & Platt, Inc.	58	2,768
Lennar Corp., Class A	199	12,585
Mohawk Industries, Inc. (A)	57	15,726
Newell Brands, Inc.	474	14,646
PulteGroup, Inc.	299	9,942
Whirlpool Corp.	51	8,601

		86,823

Household Products - 1.6%
Church & Dwight Co., Inc.	191	9,582
Clorox Co.	121	17,998
Colgate-Palmolive Co.	802	60,511
Kimberly-Clark Corp.	327	39,456
Procter & Gamble Co.	2,271	208,659

		336,206

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Independent Power & Renewable Electricity Producers - 0.1%
AES Corp.	457	$ 4,949
NRG Energy, Inc.	200	5,696

		10,645

Industrial Conglomerates - 1.9%
3M Co.	535	125,923
General Electric Co.	7,770	135,587
Honeywell International, Inc.	656	100,604
Roper Technologies, Inc.	94	24,346

		386,460

Insurance - 2.5%
Aflac, Inc.	315	27,651
Allstate Corp.	303	31,727
American International Group, Inc.	791	47,128
Aon PLC	202	27,068
Arthur J. Gallagher & Co.	152	9,619
Assurant, Inc.	42	4,235
Brighthouse Financial, Inc. (A)	119	6,978
Chubb, Ltd.	405	59,183
Cincinnati Financial Corp.	100	7,497
Everest Re Group, Ltd.	40	8,850
Hartford Financial Services Group, Inc.	278	15,646
Lincoln National Corp.	161	12,376
Loews Corp.	284	14,208
Marsh & McLennan Cos., Inc.	454	36,951
MetLife, Inc.	874	44,189
Principal Financial Group, Inc.	238	16,793
Progressive Corp.	468	26,358
Prudential Financial, Inc.	374	43,002
Torchmark Corp.	104	9,434
Travelers Cos., Inc.	231	31,333
Unum Group	211	11,582
Willis Towers Watson PLC	114	17,179
XL Group, Ltd.	219	7,700

		516,687

Internet & Catalog Retail - 0.0% (B)
TripAdvisor, Inc. (A)	117	4,032

Internet & Direct Marketing Retail - 2.8%
Amazon.com, Inc. (A)	355	415,162
Expedia, Inc.	119	14,253
Netflix, Inc. (A)	393	75,440
Priceline Group, Inc. (A)	44	76,460

		581,315

Internet Software & Services - 4.8%
Akamai Technologies, Inc. (A)	180	11,707
Alphabet, Inc., Class A (A)	265	279,151
Alphabet, Inc., Class C (A)	268	280,435
eBay, Inc. (A)	911	34,381
Facebook, Inc., Class A (A)	2,116	373,390
VeriSign, Inc. (A)	88	10,071

		989,135

IT Services - 3.9%
Accenture PLC, Class A	534	81,750
Alliance Data Systems Corp.	31	7,858
Automatic Data Processing, Inc.	369	43,243
Cognizant Technology Solutions Corp., Class A	495	35,155
CSRA, Inc.	124	3,710

	Shares	Value
COMMON STOCKS (continued)
IT Services (continued)
DXC Technology Co.	245	$ 23,250
Fidelity National Information Services, Inc.	284	26,721
Fiserv, Inc. (A)	190	24,915
Gartner, Inc. (A)	76	9,359
Global Payments, Inc.	161	16,139
International Business Machines Corp.	773	118,594
Mastercard, Inc., Class A	833	126,083
Paychex, Inc.	297	20,220
PayPal Holdings, Inc. (A)	1,024	75,387
Total System Services, Inc.	165	13,050
Visa, Inc., Class A	1,618	184,484
Western Union Co.	303	5,760

		815,678

Leisure Products - 0.1%
Hasbro, Inc.	91	8,271
Mattel, Inc.	258	3,968

		12,239

Life Sciences Tools & Services - 0.8%
Agilent Technologies, Inc.	269	18,015
Illumina, Inc. (A)	117	25,564
IQVIA Holdings, Inc. (A)	149	14,587
Mettler-Toledo International, Inc. (A)	23	14,249
PerkinElmer, Inc.	111	8,116
Thermo Fisher Scientific, Inc.	364	69,116
Waters Corp. (A)	72	13,910

		163,557

Machinery - 1.7%
Caterpillar, Inc.	515	81,154
Cummins, Inc.	129	22,786
Deere & Co.	282	44,136
Dover Corp.	150	15,148
Flowserve Corp.	90	3,792
Fortive Corp.	231	16,713
Illinois Tool Works, Inc.	272	45,383
Ingersoll-Rand PLC	212	18,908
PACCAR, Inc.	289	20,542
Parker-Hannifin Corp.	128	25,546
Pentair PLC	137	9,675
Snap-on, Inc.	42	7,321
Stanley Black & Decker, Inc.	132	22,399
Xylem, Inc.	168	11,458

		344,961

Media - 2.7%
CBS Corp., Class B	305	17,995
Charter Communications, Inc., Class A (A)	177	59,465
Comcast Corp., Class A	4,166	166,848
Discovery Communications, Inc., Class A (A)	208	4,655
Discovery Communications, Inc., Class C (A)	242	5,123
DISH Network Corp., Class A (A)	244	11,651
Interpublic Group of Cos., Inc.	344	6,935
News Corp., Class A	400	6,484
Omnicom Group, Inc.	170	12,381
Scripps Networks Interactive, Inc., Class A	97	8,282
Time Warner, Inc.	660	60,370
Twenty-First Century Fox, Inc., Class A	890	30,732
Twenty-First Century Fox, Inc., Class B	424	14,467

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Media (continued)
Viacom, Inc., Class B	221	$ 6,809
Walt Disney Co.	1,352	145,354

		557,551

Metals & Mining - 0.3%
Freeport-McMoRan, Inc. (A)	1,240	23,510
Newmont Mining Corp.	452	16,959
Nucor Corp.	281	17,866

		58,335

Multi-Utilities - 1.0%
Ameren Corp.	178	10,500
CenterPoint Energy, Inc.	329	9,331
CMS Energy Corp.	292	13,812
Consolidated Edison, Inc.	252	21,407
Dominion Energy, Inc.	567	45,961
DTE Energy Co.	159	17,404
NiSource, Inc.	280	7,188
Public Service Enterprise Group, Inc.	486	25,029
SCANA Corp.	139	5,529
Sempra Energy	203	21,705
WEC Energy Group, Inc.	309	20,527

		198,393

Multiline Retail - 0.4%
Dollar General Corp.	215	19,997
Dollar Tree, Inc. (A)	194	20,818
Kohl’s Corp.	166	9,002
Macy’s, Inc.	309	7,784
Nordstrom, Inc.	91	4,312
Target Corp.	461	30,080

		91,993

Oil, Gas & Consumable Fuels - 5.1%
Anadarko Petroleum Corp.	471	25,264
Andeavor	102	11,663
Apache Corp.	277	11,695
Cabot Oil & Gas Corp.	345	9,867
Chesapeake Energy Corp. (A)	1,096	4,340
Chevron Corp.	1,692	211,821
Cimarex Energy Co.	79	9,639
Concho Resources, Inc. (A)	131	19,679
ConocoPhillips	1,044	57,305
Devon Energy Corp.	445	18,423
EOG Resources, Inc.	506	54,602
EQT Corp.	176	10,018
Exxon Mobil Corp.	3,764	314,821
Hess Corp.	206	9,779
Kinder Morgan, Inc.	1,807	32,653
Marathon Oil Corp.	782	13,239
Marathon Petroleum Corp.	416	27,448
Newfield Exploration Co. (A)	136	4,288
Noble Energy, Inc.	364	10,607
Occidental Petroleum Corp.	672	49,500
ONEOK, Inc.	339	18,120
Phillips 66	360	36,414
Pioneer Natural Resources Co.	139	24,026
Range Resources Corp.	266	4,538
Valero Energy Corp.	390	35,845
Williams Cos., Inc.	760	23,172

		1,048,766

	Shares	Value
COMMON STOCKS (continued)
Personal Products - 0.1%
Coty, Inc., Class A	342	$ 6,802
Estee Lauder Cos., Inc., Class A	192	24,430

		31,232

Pharmaceuticals - 4.5%
Allergan PLC	306	50,055
Bristol-Myers Squibb Co.	1,414	86,650
Eli Lilly & Co.	879	74,240
Johnson & Johnson	2,385	333,232
Merck & Co., Inc.	2,450	137,861
Mylan NV (A)	497	21,028
Perrigo Co. PLC	124	10,808
Pfizer, Inc.	5,316	192,546
Zoetis, Inc.	413	29,753

		936,173

Professional Services - 0.3%
Equifax, Inc.	91	10,731
IHS Markit, Ltd. (A)	266	12,010
Nielsen Holdings PLC	352	12,813
Robert Half International, Inc.	147	8,164
Verisk Analytics, Inc. (A)	151	14,496

		58,214

Real Estate Management & Development - 0.0% (B)
CBRE Group, Inc., Class A (A)	227	9,831

Road & Rail - 0.9%
CSX Corp.	825	45,383
JB Hunt Transport Services, Inc.	82	9,428
Kansas City Southern	110	11,574
Norfolk Southern Corp.	266	38,544
Union Pacific Corp.	679	91,054

		195,983

Semiconductors & Semiconductor Equipment - 3.8%
Advanced Micro Devices, Inc. (A)	807	8,296
Analog Devices, Inc.	348	30,982
Applied Materials, Inc.	980	50,098
Broadcom, Ltd.	351	90,172
Intel Corp.	4,174	192,672
KLA-Tencor Corp.	140	14,710
Lam Research Corp.	131	24,113
Microchip Technology, Inc.	206	18,103
Micron Technology, Inc. (A)	960	39,475
NVIDIA Corp.	522	101,007
Qorvo, Inc. (A)	100	6,660
QUALCOMM, Inc.	1,275	81,626
Skyworks Solutions, Inc.	174	16,521
Texas Instruments, Inc.	851	88,878
Xilinx, Inc.	219	14,765

		778,078

Software - 5.1%
Activision Blizzard, Inc.	668	42,298
Adobe Systems, Inc. (A)	447	78,332
ANSYS, Inc. (A)	68	10,036
Autodesk, Inc. (A)	203	21,281
CA, Inc.	318	10,583
Cadence Design Systems, Inc. (A)	200	8,364
Citrix Systems, Inc. (A)	111	9,768
Electronic Arts, Inc. (A)	262	27,526

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Software (continued)
Intuit, Inc.	205	$ 32,345
Microsoft Corp.	6,832	584,409
Oracle Corp.	2,731	129,122
Red Hat, Inc. (A)	154	18,495
salesforce.com, Inc. (A)	598	61,134
Symantec Corp.	470	13,188
Synopsys, Inc. (A)	114	9,717

		1,056,598

Specialty Retail - 2.2%
Advance Auto Parts, Inc.	76	7,576
AutoZone, Inc. (A)	22	15,650
Best Buy Co., Inc.	254	17,391
CarMax, Inc. (A)	170	10,902
Foot Locker, Inc.	147	6,891
Gap, Inc.	237	8,072
Home Depot, Inc.	1,041	197,301
L Brands, Inc.	194	11,683
Lowe’s Cos., Inc.	724	67,289
O’Reilly Automotive, Inc. (A)	75	18,040
Ross Stores, Inc.	329	26,402
Signet Jewelers, Ltd.	67	3,789
Tiffany & Co.	98	10,187
TJX Cos., Inc.	562	42,971
Tractor Supply Co.	100	7,475
Ulta Beauty, Inc. (A)	57	12,749

		464,368

Technology Hardware, Storage & Peripherals - 4.2%
Apple, Inc.	4,543	768,812
Hewlett Packard Enterprise Co.	1,388	19,932
HP, Inc.	1,413	29,687
NetApp, Inc.	208	11,507
Seagate Technology PLC	303	12,677

	Shares	Value
COMMON STOCKS (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	256	$ 20,360
Xerox Corp.	200	5,830

		868,805

Textiles, Apparel & Luxury Goods - 0.7%
Hanesbrands, Inc.	200	4,182
Michael Kors Holdings, Ltd. (A)	106	6,673
NIKE, Inc., Class B	1,192	74,560
PVH Corp.	81	11,114
Ralph Lauren Corp.	44	4,562
Tapestry, Inc.	222	9,819
Under Armour, Inc., Class A (A)	200	2,886
VF Corp.	285	21,090

		134,886

Tobacco - 1.3%
Altria Group, Inc.	1,712	122,254
Philip Morris International, Inc.	1,390	146,853

		269,107

Trading Companies & Distributors - 0.2%
Fastenal Co.	261	14,274
United Rentals, Inc. (A)	78	13,409
WW Grainger, Inc.	54	12,758

		40,441

Water Utilities - 0.1%
American Water Works Co., Inc.	161	14,730

Total Common Stocks (Cost $19,032,800)		20,123,001

Total Investments (Cost $19,032,800)		20,123,001
Net Other Assets (Liabilities) - 2.5%		517,099

Net Assets - 100.0%		$ 20,640,100

FUTURES CONTRACTS:

Description	Long/Short	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini	Long	4	03/16/2018	$537,396	$535,200	$—	$(2,196)

SECURITY VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$20,123,001	$—	$—	$20,123,001

Total Investments	$20,123,001	$—	$—	$20,123,001

LIABILITIES
Other Financial Instruments
Futures Contracts (D)	$(2,196)	$—	$—	$(2,196)

Total Other Financial Instruments	$(2,196)	$—	$—	$(2,196)

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	The Portfolio recognizes transfers between Levels at the end of the reporting period. There were no transfers between Levels 1, 2 and 3 during the period ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.
(D)	Futures contracts and/or forward foreign currency contracts are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $19,032,800)	$20,123,001
Cash	1,336,392
Cash collateral pledged at broker:
Futures contracts	19,800
Receivables and other assets:
Due from investment manager	10,197
Investments sold	22,296
Dividends	17,796

Total assets	21,529,482

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	1,920
Investments purchased	858,494
Distribution and service fees	3,799
Transfer agent costs	23
Trustees, CCO and deferred compensation fees	16
Audit and tax fees	13,649
Custody fees	6,627
Legal fees	2,275
Printing and shareholder reports fees	606
Variation margin payable on futures contracts	1,940
Other	33

Total liabilities	889,382

Net assets	$20,640,100

Net assets consist of:
Capital stock ($0.01 par value)	$18,230
Additional paid-in capital	19,389,930
Undistributed (distributions in excess of) net investment income (loss)	89,262
Accumulated net realized gain (loss)	54,673
Net unrealized appreciation (depreciation) on:
Investments	1,090,201
Futures contracts	(2,196)

Net assets	$20,640,100

Shares outstanding	1,822,954

Net asset value and offering price per share	$11.32

STATEMENT OF OPERATIONS (A)

For the period ended December 31, 2017

Investment Income:
Dividend income	$111,544
Interest income	26

Total investment income	111,570

Expenses:
Investment management fees	4,742
Distribution and service fees	14,818
Transfer agent costs	53
Trustees, CCO and deferred compensation fees	203
Audit and tax fees	16,293
Custody fees	18,772
Legal fees	4,265
Printing and shareholder reports fees	1,220
Other	857

Total expenses before waiver and/or reimbursement and recapture	61,223

Expense waived and/or reimbursed	(39,477)
Recapture of previously waived and/or reimbursed fees	1,370

Net expenses	23,116

Net investment income (loss)	88,454

Net realized gain (loss) on:
Investments	17,618
Futures contracts	37,055

Net realized gain (loss)	54,673

Net change in unrealized appreciation (depreciation) on:
Investments	1,090,201
Futures contracts	(2,196)

Net change in unrealized appreciation (depreciation)	1,088,005

Net realized and change in unrealized gain (loss)	1,142,678

Net increase (decrease) in net assets resulting from operations	$1,231,132

(A)	Commenced operations on May 1, 2017

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

December 31, 2017 (A)
From operations:
Net investment income (loss)	$88,454
Net realized gain (loss)	54,673
Net change in unrealized appreciation (depreciation)	1,088,005

Net increase (decrease) in net assets resulting from operations	1,231,132

Capital share transactions:
Proceeds from shares sold	20,105,677
Cost of shares redeemed	(696,709)

Net increase (decrease) in net assets resulting from capital share transactions	19,408,968

Net increase (decrease) in net assets	20,640,100

Net assets:
Beginning of period	—

End of period	$20,640,100

Undistributed (distributions in excess of) net investment income (loss)	$89,262

Capital share transactions - shares:
Shares issued	1,888,909
Shares redeemed	(65,955)

Net increase (decrease) in shares outstanding	1,822,954

(A)	Commenced operations on May 1, 2017

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:

	Service Class
	December 31, 2017 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	1.21

Total investment operations	1.32

Net asset value, end of period	$11.32

Total return (C)	13.20	%(D)

Ratio and supplemental data:
Net assets end of period (000’s)	$20,640
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03	%(E)
Including waiver and/or reimbursement and recapture	0.39	%(E)
Net investment income (loss) to average net assets	1.49	%(E)
Portfolio turnover rate	4	%(D)

(A)	Commenced operations on May 1, 2017.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica U.S. Equity Index VP (the “Portfolio”) commenced operations on May 1, 2017. The Portfolio is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, if any, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

There were no commissions recaptured during the period ended December 31, 2017 by the Portfolio.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Portfolio using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REIT”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at December 31, 2017, if any, are identified within the Schedule of Investments.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Portfolio’s investment objectives allow the Portfolio to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Portfolio’s investment objectives, the Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risks:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Portfolio.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Portfolio is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Portfolio will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Portfolio. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Portfolio’s exposure to market risk factors and other associated risks are discussed by derivative type as follows:

Futures contracts: The Portfolio is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Portfolio uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Portfolio is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Portfolio, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Portfolio. Upon entering into

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

such contracts, the Portfolio bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Portfolio may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Portfolio since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at December 31, 2017, if any, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Portfolio’s fair values of derivative investments disclosed, if any, within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of December 31, 2017.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Net unrealized depreciation on futures contracts (A) (B)	$—	$—	$(2,196)	$—	$—	$(2,196)
Total	$—	$—	$(2,196)	$—	$—	$(2,196)

(A)	Included within Unrealized Appreciation (Depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
(B)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments, if any, within the Statement of Operations, categorized by primary market risk exposure as of December 31, 2017.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$37,055	$—	$—	$37,055
Total	$—	$—	$37,055	$—	$—	$37,055

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(2,196)	$—	$—	$(2,196)
Total	$—	$—	$(2,196)	$—	$—	$(2,196)

The following is a summary of the ending monthly average volume on derivative activity during the period ended December 31, 2017.

Futures Contracts at Notional Amount
Long	Short
112	—

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Portfolio may be required to post collateral on derivatives if the Portfolio is in a net liability position with the counterparty exceeding certain amounts. Additionally, counterparties may immediately terminate derivatives contracts if the Portfolio fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

For financial reporting purposes, cash collateral that has been pledged or received at the custodian and/or broker to cover obligations of the Portfolio, if any, is reported separately in Cash collateral pledged at custodian and/or broker, and Cash collateral received by broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Portfolio, if any, is disclosed within the Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. To the extent amounts due to the Portfolio from its counterparties are not fully collateralized, contractually or otherwise, the Portfolio bears the risk of loss from counterparty non-performance.

7. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Index tracking: While an index fund seeks to track the performance of its stated index (i.e. achieve a high degree of correlation with the index), an index fund’s return may not match the return of the index. An index fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. In addition, an index fund may not be fully invested at times, generally as a result of cash flows or reserves of cash held by an index fund to meet redemptions. The sub-adviser may attempt to replicate the index return by investing in fewer than all of the securities of the index, or in some securities not included in the index, potentially increasing the risk of divergence between an index fund’s return and that of its stated index.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.08% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Operating Expense Limit	Operating Expense Limit Effective Through
0.39%	May 1, 2018

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit.

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Amounts recaptured, if any, by TAM for the period ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of June 30, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Year
2017
$ 38,107

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.25% of Service Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the period ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the period ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the period ended December 31, 2017.

9. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Service Class	1	90.07%	90.07%

10. PURCHASES AND SALES OF SECURITIES

For the period ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,408,991	$ —	$ 359,217	$ —

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

11. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and futures contracts. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to 90-day non-deductible expenses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Additional Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$ (808)	$ 808	$ —

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 19,035,214	$ 1,295,445	$ (207,658)	$ 1,087,787

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 is as follows:

2017 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 122,093	$ 22,060	$ —	$ —	$ —	$ 1,087,787

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica U.S. Equity Index VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica U.S. Equity Index VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statements of operations, changes in net assets and the financial highlights for the period from May 1, 2017 (commencement of operations) through December 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica U.S. Equity Index VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, and the results of its operations, the changes in its net assets, and its financial highlights for the period from May 1, 2017 (commencement of operations) through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica U.S. Equity Index VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made no long-term capital gain designations for the period ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500®, to finish the twelve month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme continued to dominate the narrative heading into 2017. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (“Fed”) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns varied by market capitalization, as large-cap stocks, as measured by the S&P 500® outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® and Russell 2000, respectively.

PERFORMANCE

For the year ended December 31, 2017, Transamerica WMC US Growth II VP, Initial Class returned 29.73%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 30.21%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

During the period, poor stock selection within the health care, industrials, and financials sectors detracted most from relative performance. This was partially offset by positive security selection within the information technology and consumer staples sectors. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Portfolio’s underweight allocation to the telecommunication services and real estate sectors contributed, while an overweight to the consumer staples sector partially offset positive allocation effects.

The Portfolio’s largest relative detractors during the period included Allergan plc, an Ireland-based specialty pharmaceutical company; Advanced Auto Parts, Inc., a U.S.-based automotive aftermarkets retailer; and Walgreens Boots Alliance, Inc. a U.S.-based global pharmacy-led health and wellbeing enterprise. The Portfolio eliminated its positions in Advanced Auto Parts, Inc. and Walgreens Boots Alliance, Inc. as of the end of the period.

The Portfolio’s largest contributor to relative performance during the period was Estee Lauder Companies, Inc., a U.S.-based cosmetics company. Not holding Walt Disney Co., a mass media and entertainment conglomerate, and Celgene Corp., a biotech company focused on various cancer-related treatments, also aided results.

Mammen Chally, CFA

David Siegle, CFA

Douglas McLane, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	98.6%
Securities Lending Collateral	1.4
Exchange-Traded Fund	0.8
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	29.73%	16.55%	7.57%	12/30/2003
Russell 1000® Growth Index (A)	30.21%	17.33%	10.00%

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,127.60	$1.61	$1,023.70	$1.53	0.30%

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 98.6%
Aerospace & Defense - 2.9%
Boeing Co.	915	$ 269,842
General Dynamics Corp.	424	86,263

		356,105

Banks - 1.4%
M&T Bank Corp.	459	78,484
SVB Financial Group (A)	385	90,002

		168,486

Beverages - 1.4%
Monster Beverage Corp. (A)	2,814	178,098

Biotechnology - 3.0%
Biogen, Inc. (A)	316	100,668
Incyte Corp. (A)	644	60,993
Regeneron Pharmaceuticals, Inc. (A)	219	82,335
TESARO, Inc. (A) (B)	479	39,695
Vertex Pharmaceuticals, Inc. (A)	545	81,674

		365,365

Building Products - 0.7%
Fortune Brands Home & Security, Inc.	1,351	92,462

Capital Markets - 1.8%
BlackRock, Inc.	196	100,687
Intercontinental Exchange, Inc.	1,703	120,164

		220,851

Chemicals - 1.9%
PPG Industries, Inc.	1,385	161,796
Sherwin-Williams Co.	187	76,677

		238,473

Consumer Finance - 1.0%
Capital One Financial Corp.	1,282	127,662

Containers & Packaging - 0.9%
Crown Holdings, Inc. (A)	1,882	105,862

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	3,330	176,257

Electrical Equipment - 1.8%
AMETEK, Inc.	1,683	121,967
Eaton Corp. PLC	1,256	99,237

		221,204

Electronic Equipment, Instruments & Components - 1.2%
CDW Corp.	1,257	87,349
IPG Photonics Corp. (A)	300	64,239

		151,588

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	933	173,650

Food Products - 0.3%
Blue Buffalo Pet Products, Inc. (A) (B)	1,300	42,627

Health Care Equipment & Supplies - 3.3%
Baxter International, Inc.	1,753	113,314
Boston Scientific Corp. (A)	3,934	97,524
Hologic, Inc. (A)	2,037	87,082
Medtronic PLC	1,403	113,292

		411,212

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 3.7%
Aetna, Inc.	789	$ 142,328
UnitedHealth Group, Inc.	1,409	310,628

		452,956

Hotels, Restaurants & Leisure - 2.2%
Hilton Worldwide Holdings, Inc.	1,694	135,283
Starbucks Corp.	2,285	131,227

		266,510

Household Durables - 1.0%
Mohawk Industries, Inc. (A)	462	127,466

Household Products - 1.0%
Colgate-Palmolive Co.	1,724	130,076

Insurance - 1.1%
Allstate Corp.	1,245	130,364

Internet & Direct Marketing Retail - 7.1%
Amazon.com, Inc. (A)	396	463,110
Netflix, Inc. (A)	599	114,984
Priceline Group, Inc. (A)	119	206,791
Wayfair, Inc., Class A (A)	1,113	89,341

		874,226

Internet Software & Services - 12.5%
Alphabet, Inc., Class A (A)	515	542,501
Alphabet, Inc., Class C (A)	243	254,275
eBay, Inc. (A)	2,676	100,992
Facebook, Inc., Class A (A)	2,768	488,441
GoDaddy, Inc., Class A (A)	3,213	161,550

		1,547,759

IT Services - 6.1%
FleetCor Technologies, Inc. (A)	657	126,426
Global Payments, Inc.	1,398	140,136
Mastercard, Inc., Class A	2,487	376,432
PayPal Holdings, Inc. (A)	1,435	105,645

		748,639

Life Sciences Tools & Services - 1.3%
Thermo Fisher Scientific, Inc.	865	164,246

Machinery - 4.1%
Gardner Denver Holdings, Inc. (A)	2,201	74,680
Illinois Tool Works, Inc.	703	117,296
Middleby Corp. (A)	590	79,620
Nordson Corp.	758	110,971
Snap-on, Inc.	731	127,413

		509,980

Media - 2.4%
Comcast Corp., Class A	7,563	302,898

Multiline Retail - 1.4%
Dollar Tree, Inc. (A)	1,592	170,838

Oil, Gas & Consumable Fuels - 0.4%
Continental Resources, Inc. (A)	900	47,673

Personal Products - 1.3%
Estee Lauder Cos., Inc., Class A	1,311	166,812

Pharmaceuticals - 2.0%
Allergan PLC	729	119,250
Bristol-Myers Squibb Co.	2,152	131,874

		251,124

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 1.2%
Equifax, Inc.	553	$ 65,210
IHS Markit, Ltd. (A)	1,796	81,089

		146,299

Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	831	95,548

Semiconductors & Semiconductor Equipment - 3.4%
Lam Research Corp.	679	124,984
Micron Technology, Inc. (A)	2,101	86,393
NVIDIA Corp.	633	122,486
QUALCOMM, Inc.	1,324	84,762

		418,625

Software - 6.8%
Adobe Systems, Inc. (A)	1,000	175,240
Microsoft Corp.	4,247	363,289
salesforce.com, Inc. (A)	1,810	185,036
Workday, Inc., Class A (A)	1,119	113,847

		837,412

Specialty Retail - 1.4%
TJX Cos., Inc.	2,227	170,276

Technology Hardware, Storage & Peripherals - 7.3%
Apple, Inc.	4,617	781,335
NetApp, Inc.	2,218	122,700

		904,035

Textiles, Apparel & Luxury Goods - 4.0%
NIKE, Inc., Class B	3,875	242,381

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods (continued)
Under Armour, Inc., Class C (A) (B)	6,787	$ 90,403
VF Corp.	2,168	160,432

		493,216

Tobacco - 1.7%
Altria Group, Inc.	2,865	204,590

Total Common Stocks (Cost $8,944,378)		12,191,470

EXCHANGE-TRADED FUND - 0.8%
U.S. Equity Fund - 0.8%
iShares Russell 1000 Growth ETF	742	99,933

Total Exchange-Traded Fund (Cost $96,966)		99,933

SECURITIES LENDING COLLATERAL - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	175,672	175,672

Total Securities Lending Collateral (Cost $175,672)		175,672

Total Investments (Cost $9,217,016)		12,467,075
Net Other Assets (Liabilities) - (0.8)%		(102,566)

Net Assets - 100.0%		$ 12,364,509

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$12,191,470	$—	$—	$12,191,470
Exchange-Traded Fund	99,933	—	—	99,933
Securities Lending Collateral	175,672	—	—	175,672

Total Investments	$12,467,075	$—	$—	$12,467,075

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $170,978. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rate disclosed reflects the yield at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $9,217,016) (including securities loaned of $170,978)	$12,467,075
Cash	89,327
Receivables and other assets:
Dividends	5,287
Net income from securities lending	55

Total assets	12,561,744

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	339
Investments purchased	5,307
Investment management fees	154
Transfer agent costs	49
Trustees, CCO and deferred compensation fees	12
Audit and tax fees	13,625
Custody fees	1,494
Legal fees	137
Printing and shareholder reports fees	238
Other	208
Collateral for securities on loan	175,672

Total liabilities	197,235

Net assets	$12,364,509

Net assets consist of:
Capital stock ($0.01 par value)	$14,474
Additional paid-in capital	7,424,939
Undistributed (distributions in excess of) net investment income (loss)	110,837
Accumulated net realized gain (loss)	1,564,200
Net unrealized appreciation (depreciation) on:
Investments	3,250,059

Net assets	$12,364,509

Shares outstanding	1,447,375

Net asset value and offering price per share	$8.54

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$153,342
Interest income	191
Net income (loss) from securities lending	187

Total investment income	153,720

Expenses:
Investment management fees	42,748
Transfer agent costs	191
Trustees, CCO and deferred compensation fees	359
Audit and tax fees	16,444
Custody fees	7,988
Legal fees	933
Printing and shareholder reports fees	1,898
Other	479

Total expenses before waiver and/or reimbursement and recapture	71,040

Expense waived and/or reimbursed	(32,178)

Net expenses	38,862

Net investment income (loss)	114,858

Net realized gain (loss) on:
Investments	1,596,639

Net change in unrealized appreciation (depreciation) on:
Investments	1,586,339

Net realized and change in unrealized gain (loss)	3,182,978

Net increase (decrease) in net assets resulting from operations	$3,297,836

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$114,858	$137,110
Net realized gain (loss)	1,596,639	475,410
Net change in unrealized appreciation (depreciation)	1,586,339	(185,400)

Net increase (decrease) in net assets resulting from operations	3,297,836	427,120

Dividends and/or distributions to shareholders:
Net investment income	(143,738)	(123,472)
Net realized gains	(499,122)	(349,423)

Total dividends and/or distributions to shareholders	(642,860)	(472,895)

Capital share transactions:
Proceeds from shares sold	50,243	10,042
Dividends and/or distributions reinvested	642,860	472,895
Cost of shares redeemed	(3,096,646)	(1,195,474)

Net increase (decrease) in net assets resulting from capital share transactions	(2,403,543)	(712,537)

Net increase (decrease) in net assets	251,433	(758,312)

Net assets:
Beginning of year	12,113,076	12,871,388

End of year	$12,364,509	$12,113,076

Undistributed (distributions in excess of) net investment income (loss)	$110,837	$139,717

Capital share transactions - shares:
Shares issued	6,319	1,476
Shares reinvested	83,706	66,982
Shares redeemed	(394,911)	(173,819)

Net increase (decrease) in shares outstanding	(304,886)	(105,361)

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$6.91		$6.93		$8.80		$9.04		$7.51

Investment operations:
Net investment income (loss) (A)	0.07	(B)	0.08	(B)(C)	0.08	(B)	0.10	(B)	0.11
Net realized and unrealized gain (loss)	1.95		0.17		0.43		0.93		2.29

Total investment operations	2.02		0.25		0.51		1.03		2.40

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.07)		(0.09)		(0.12)		(0.17)
Net realized gains	(0.30)		(0.20)		(2.29)		(1.15)		(0.70)

Total dividends and/or distributions to shareholders	(0.39)		(0.27)		(2.38)		(1.27)		(0.87)

Net asset value, end of year	$8.54		$6.91		$6.93		$8.80		$9.04

Total return (D)	29.73%		3.47%		7.11%		12.13%		33.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,365		$12,113		$12,871		$13,765		$12,959
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.55	%(E)	0.52	%(E)	0.51	%(E)	0.87	%(E)	0.91%
Including waiver and/or reimbursement and recapture	0.30	%(E)	0.17	%(C)(E)	0.30	%(E)	0.30	%(E)	0.30%
Net investment income (loss) to average net assets	0.89	%(B)	1.10	%(B)(C)	0.93	%(B)	1.08	%(B)	1.33%
Portfolio turnover rate	32	%(F)	40	%(F)	40	%(F)	116	%(F)	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was 0.01 to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.13% higher and 0.13% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth II VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers one class of shares, Initial Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $27.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$175,672	$—	$—	$—	$175,672
Total Borrowings	$175,672	$—	$—	$—	$175,672

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM at an annual rate of 0.33% on daily Average Net Assets (“ANA”).

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.30%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.30%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, the balances available for recapture by TAM for the Portfolio are as follows:

Amounts Available from Fiscal Years
2015	2016	2017	Total
$ 28,466	$ 27,180	$ 32,178	$ 87,824

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance.

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA up to an annual fee of 0.15% of Initial Class.

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	1	100.00%	100.00%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 4,082,880	$ —	$ 6,931,266	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 9,221,397	$ 3,352,313	$ (106,635)	$ 3,245,678

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 143,738	$ 499,122	$ —	$ 123,472	$ 349,423	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 363,788	$ 1,315,630	$ —	$ —	$ —	$ 3,245,678

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth II VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth II VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica WMC US Growth II VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth II VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $499,122 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

(unaudited)

MARKET ENVIRONMENT

U.S. equities rose for the fourteenth consecutive month, as measured by the S&P 500®, to finish the twelve month period ending December 31, 2017. The stock market soared following Donald Trump’s victory on hopes of increased fiscal stimulus, reduced regulatory restrictions, and lower corporate taxes. The reflation trading theme continued to dominate the narrative heading into 2017. Despite many investors voicing concerns about stretched valuations, heightened U.S. tensions with Russia and North Korea, and overly optimistic policy expectations, the market hit a series of record highs during the year on the back of strong employment data and strong corporate earnings.

In a well-telegraphed move, the U.S. Federal Reserve (“Fed”) hiked the policy interest rates three times during the period. In August, the Fed announced that its balance sheet normalization program would begin in October, reiterating that the process would be gradual and predictable.

Tax reform was a key area of focus during the period, culminating with a $1.5 trillion tax reform bill signed into law by Donald Trump at the end of December. The legislation included the most sweeping changes to the tax code since 1986 and represented a major victory for Republicans.

Returns varied by market capitalization, as large-cap stocks, as measured by the S&P 500®, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400® and Russell 2000, respectively.

PERFORMANCE

For the year ended December 31, 2017, Transamerica WMC US Growth VP, Initial Class returned 29.20%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 30.21%.

STRATEGY REVIEW

The Portfolio’s management team adheres to a disciplined portfolio construction process that allows them to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance by focusing largely on stock selection.

During the period, poor stock selection within the health care, industrials, and financials sectors detracted most from relative performance. This was partially offset by positive security selection within the information technology and consumer staples sectors. Sector allocation, a result of the bottom-up stock selection process, modestly contributed to relative performance. The Portfolio’s underweight allocation to the telecommunication services and real estate sectors contributed, while an overweight to the consumer staples sector partially offset positive allocation effects.

The Portfolio’s largest relative detractors during the period included Allergan plc, an Ireland-based specialty pharmaceutical company; Advanced Auto Parts, Inc., a U.S.-based automotive aftermarkets retailer; and Walgreens Boots Alliance, Inc. a U.S.-based global pharmacy-led health and wellbeing enterprise. The Portfolio eliminated its positions in Advanced Auto Parts, Inc. and Walgreens Boots Alliance, Inc. as of the end of the period.

The Portfolio’s largest contributor to relative performance during the period was Estee Lauder Companies, Inc., a U.S.-based cosmetics company. Not holding Walt Disney Co., a mass media and entertainment conglomerate, and Celgene Corp., a biotech company focused on various cancer-related treatments, also aided results.

Mammen Chally, CFA

David Siegle, CFA

Douglas McLane, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Securities Lending Collateral	1.5
Repurchase Agreement	1.2
Net Other Assets (Liabilities)	(1.7)
Total	100.0%

Allocations are subject to change.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

(unaudited)

Average Annual Total Return for Periods Ended 12/31/2017
	1 Year	5 Years	10 Years or Since Inception of Class	Inception Date
Initial Class	29.20%	15.87%	6.46%	12/31/1980
Russell 1000® Growth Index (A)	30.21%	17.33%	10.00%
Service Class	28.86%	15.58%	6.19%	05/01/2003

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Portfolio’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or the Since Inception of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance, future results may vary. Performance data does not reflect the deduction of taxes that would be paid on Portfolio distributions or the redemption of Portfolio shares. The Portfolio’s investment return and net asset value will fluctuate. Past performance does not guarantee future results. Investors’ shares when redeemed may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please visit your insurance company’s website for contract or policy level standardized total returns current to the most recent month end. Portfolio performance is net of investment fees and Portfolio expenses, but not product charges, which, if included, would significantly lower the performance quoted.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager. Without such waivers and/or reimbursements, the performance would be lower. Future waivers and/or reimbursements are at the discretion of the Investment Manager.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to rapid price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell Investment Group is the source and owner of the trademarks, service marks, and copyrights related to the Russell indexes. Russell® is a trademark of Russell Investment Group.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

UNDERSTANDING YOUR PORTFOLIO’S EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Portfolio shareholders may incur ongoing costs, including management fees, distribution and service fees, and other Portfolio expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other portfolios.

The example is based on an investment of $1,000 invested at July 1, 2017, and held for the entire period until December 31, 2017.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Portfolio versus other portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges and brokerage commissions paid on purchases and sales of Portfolio shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different portfolios. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the management fees, expenses and fees of the trustees and their counsel, extraordinary expenses and interest expense.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Ending Account Value December 31, 2017	Expenses Paid During Period (B) July 1, 2017 - December 31, 2017	Annualized Expense Ratio (C) (D)
Initial Class	$1,000.00	$1,125.30	$3.75	$1,021.70	$3.57	0.70%
Service Class	1,000.00	1,124.10	5.09	1,020.40	4.84	0.95

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Portfolio’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Expense ratios are based on the most recent six-months; the percentage may differ from the expense ratio displayed in the Financial Highlights which covers a twelve-month period.

(D)	Expense ratios (as disclosed in the table) do not include the expenses of the investment companies and/or ETFs in which the Portfolio invests. The annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS

At December 31, 2017

	Shares	Value
COMMON STOCKS - 99.0%
Aerospace & Defense - 2.9%
Boeing Co.	204,566	$ 60,328,559
General Dynamics Corp.	95,593	19,448,396

		79,776,955

Banks - 1.4%
M&T Bank Corp.	102,688	17,558,621
SVB Financial Group (A)	86,979	20,333,081

		37,891,702

Beverages - 1.4%
Monster Beverage Corp. (A)	629,320	39,829,663

Biotechnology - 3.0%
Biogen, Inc. (A)	71,300	22,714,041
Incyte Corp. (A)	145,303	13,761,647
Regeneron Pharmaceuticals, Inc. (A)	49,373	18,562,273
TESARO, Inc. (A) (B)	106,630	8,836,428
Vertex Pharmaceuticals, Inc. (A)	122,029	18,287,266

		82,161,655

Building Products - 0.8%
Fortune Brands Home & Security, Inc.	304,906	20,867,767

Capital Markets - 1.8%
BlackRock, Inc.	43,742	22,470,703
Intercontinental Exchange, Inc.	384,229	27,111,198

		49,581,901

Chemicals - 1.9%
PPG Industries, Inc.	309,708	36,180,088
Sherwin-Williams Co.	42,223	17,313,119

		53,493,207

Consumer Finance - 1.0%
Capital One Financial Corp.	289,396	28,818,054

Containers & Packaging - 0.9%
Crown Holdings, Inc. (A)	424,791	23,894,494

Diversified Telecommunication Services - 1.4%
Verizon Communications, Inc.	742,314	39,290,680

Electrical Equipment - 1.8%
AMETEK, Inc.	379,753	27,520,700
Eaton Corp. PLC	283,286	22,382,427

		49,903,127

Electronic Equipment, Instruments & Components - 1.1%
CDW Corp.	281,360	19,551,707
IPG Photonics Corp. (A)	48,818	10,453,398

		30,005,105

Food & Staples Retailing - 1.4%
Costco Wholesale Corp.	208,550	38,815,326

Food Products - 0.3%
Blue Buffalo Pet Products, Inc. (A) (B)	290,500	9,525,495

Health Care Equipment & Supplies - 3.4%
Baxter International, Inc.	395,544	25,567,964
Boston Scientific Corp. (A)	876,096	21,718,420
Hologic, Inc. (A)	456,368	19,509,732
Medtronic PLC	314,318	25,381,178

		92,177,294

Health Care Providers & Services - 3.7%
Aetna, Inc.	177,956	32,101,483
UnitedHealth Group, Inc.	314,104	69,247,368

		101,348,851

	Shares	Value
COMMON STOCKS (continued)
Hotels, Restaurants & Leisure - 2.2%
Hilton Worldwide Holdings, Inc.	382,202	$ 30,522,652
Starbucks Corp.	510,947	29,343,686

		59,866,338

Household Durables - 1.0%
Mohawk Industries, Inc. (A)	103,037	28,427,908

Household Products - 1.1%
Colgate-Palmolive Co.	389,042	29,353,219

Insurance - 1.1%
Allstate Corp.	280,923	29,415,447

Internet & Direct Marketing Retail - 7.1%
Amazon.com, Inc. (A)	88,311	103,277,065
Netflix, Inc. (A)	133,527	25,631,843
Priceline Group, Inc. (A)	26,558	46,150,899
Wayfair, Inc., Class A (A) (B)	249,416	20,020,622

		195,080,429

Internet Software & Services - 12.6%
Alphabet, Inc., Class A (A)	115,341	121,500,210
Alphabet, Inc., Class C (A)	54,398	56,922,067
eBay, Inc. (A)	599,476	22,624,224
Facebook, Inc., Class A (A)	618,650	109,166,979
GoDaddy, Inc., Class A (A)	716,714	36,036,380

		346,249,860

IT Services - 6.1%
FleetCor Technologies, Inc. (A)	146,805	28,249,686
Global Payments, Inc.	315,167	31,592,340
Mastercard, Inc., Class A	556,008	84,157,371
PayPal Holdings, Inc. (A)	319,989	23,557,590

		167,556,987

Life Sciences Tools & Services - 1.3%
Thermo Fisher Scientific, Inc.	193,393	36,721,463

Machinery - 4.2%
Gardner Denver Holdings, Inc. (A)	491,789	16,686,401
Illinois Tool Works, Inc.	158,730	26,484,100
Middleby Corp. (A)	132,088	17,825,276
Nordson Corp.	169,418	24,802,795
Snap-on, Inc.	165,007	28,760,720

		114,559,292

Media - 2.5%
Comcast Corp., Class A	1,691,457	67,742,853

Multiline Retail - 1.4%
Dollar Tree, Inc. (A)	355,514	38,150,207

Oil, Gas & Consumable Fuels - 0.2%
Continental Resources, Inc. (A)	91,600	4,852,052

Personal Products - 1.3%
Estee Lauder Cos., Inc., Class A	292,488	37,216,173

Pharmaceuticals - 2.0%
Allergan PLC	163,140	26,686,441
Bristol-Myers Squibb Co.	479,277	29,370,095

		56,056,536

Professional Services - 1.2%
Equifax, Inc.	124,786	14,714,765
IHS Markit, Ltd. (A)	405,227	18,295,999

		33,010,764

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

SCHEDULE OF INVESTMENTS (continued)

At December 31, 2017

	Shares	Value
COMMON STOCKS (continued)
Road & Rail - 0.8%
JB Hunt Transport Services, Inc.	186,376	$ 21,429,512

Semiconductors & Semiconductor Equipment - 3.4%
Lam Research Corp.	153,193	28,198,236
Micron Technology, Inc. (A)	471,410	19,384,379
NVIDIA Corp.	133,777	25,885,849
QUALCOMM, Inc.	298,882	19,134,426

		92,602,890

Software - 6.8%
Adobe Systems, Inc. (A)	222,659	39,018,763
Microsoft Corp.	949,613	81,229,896
salesforce.com, Inc. (A)	404,101	41,311,245
Workday, Inc., Class A (A)	249,828	25,417,501

		186,977,405

Specialty Retail - 1.4%
TJX Cos., Inc.	497,695	38,053,760

Technology Hardware, Storage & Peripherals - 7.4%
Apple, Inc.	1,032,133	174,667,868
NetApp, Inc.	495,819	27,428,707

		202,096,575

Textiles, Apparel & Luxury Goods - 4.0%
NIKE, Inc., Class B	866,673	54,210,396
Under Armour, Inc., Class C (A) (B)	1,465,717	19,523,351
VF Corp.	485,687	35,940,838

		109,674,585

Tobacco - 1.7%
Altria Group, Inc.	640,771	45,757,457

Total Common Stocks (Cost $2,049,483,077)		2,718,232,988

	Shares	Value
SECURITIES LENDING COLLATERAL - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 1.30% (C)	42,481,451	$ 42,481,451

Total Securities Lending Collateral (Cost $42,481,451)		42,481,451

	Principal	Value
REPURCHASE AGREEMENT - 1.2%
Fixed Income Clearing Corp., 0.54% (C), dated 12/29/2017, to be repurchased at $33,006,810 on 01/02/2018. Collateralized by a U.S. Government Obligation and a U.S. Government Agency Obligation, 1.00% - 1.25%, due 02/26/2019 - 03/31/2019, and with a total value of $33,665,561.	$ 33,004,830	33,004,830

Total Repurchase Agreement (Cost $33,004,830)		33,004,830

Total Investments (Cost $2,124,969,358)		2,793,719,269
Net Other Assets (Liabilities) - (1.7)%		(47,252,770)

Net Assets - 100.0%		$ 2,746,466,499

SECURITY VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,718,232,988	$—	$—	$2,718,232,988
Securities Lending Collateral	42,481,451	—	—	42,481,451
Repurchase Agreement	—	33,004,830	—	33,004,830

Total Investments	$2,760,714,439	$33,004,830	$—	$2,793,719,269

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $41,405,386. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at December 31, 2017.
(D)	The Portfolio recognizes transfers between Levels at the end of the reporting year. There were no transfers between Levels 1, 2 and 3 during the year ended December 31, 2017. Please reference the Security Valuation section of the Notes to Financial Statements for more information regarding security valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

STATEMENT OF ASSETS AND LIABILITIES

At December 31, 2017

Assets:
Investments, at value (cost $2,091,964,528) (including securities loaned of $41,405,386)	$2,760,714,439
Repurchase agreement, at value (cost $33,004,830)	33,004,830
Cash	365
Receivables and other assets:
Shares of beneficial interest sold	124,719
Interest	1,485
Dividends	1,186,059
Tax reclaims	15,520
Net income from securities lending	10,431

Total assets	2,795,057,848

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	427,555
Investments purchased	3,773,521
Investment management fees	1,575,292
Distribution and service fees	50,866
Transfer agent costs	9,749
Trustees, CCO and deferred compensation fees	2,618
Audit and tax fees	34,772
Custody fees	35,726
Legal fees	27,326
Printing and shareholder reports fees	155,821
Other	16,652
Collateral for securities on loan	42,481,451

Total liabilities	48,591,349

Net assets	$2,746,466,499

Net assets consist of:
Capital stock ($0.01 par value)	$940,793
Additional paid-in capital	1,820,767,306
Undistributed (distributions in excess of) net investment income (loss)	13,367,946
Accumulated net realized gain (loss)	242,640,543
Net unrealized appreciation (depreciation) on: Investments	668,749,911

Net assets	$2,746,466,499

Net assets by class:
Initial Class	$2,507,626,828
Service Class	238,839,671

Shares outstanding:
Initial Class	85,733,297
Service Class	8,345,968

Net asset value and offering price per share:
Initial Class	$29.25
Service Class	28.62

STATEMENT OF OPERATIONS

For the year ended December 31, 2017

Investment Income:
Dividend income	$31,376,715
Interest income	43,558
Net income (loss) from securities lending	26,780
Withholding taxes on foreign income	(20,012)

Total investment income	31,427,041

Expenses:
Investment management fees	17,848,714
Distribution and service fees:
Service Class	512,914
Transfer agent costs	38,146
Trustees, CCO and deferred compensation fees	72,871
Audit and tax fees	63,004
Custody fees	212,646
Legal fees	194,804
Printing and shareholder reports fees	144,008
Other	72,901

Total expenses	19,160,008

Net investment income (loss)	12,267,033

Net realized gain (loss) on:
Investments	243,501,927

Net change in unrealized appreciation (depreciation) on:
Investments	418,571,554
Translation of assets and liabilities denominated in foreign currencies	(191)

Net change in unrealized appreciation (depreciation)	418,571,363

Net realized and change in unrealized gain (loss)	662,073,290

Net increase (decrease) in net assets resulting from operations	$674,340,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	December 31, 2017	December 31, 2016
From operations:
Net investment income (loss)	$12,267,033	$11,603,691
Net realized gain (loss)	243,501,927	64,832,259
Net change in unrealized appreciation (depreciation)	418,571,363	(30,626,278)

Net increase (decrease) in net assets resulting from operations	674,340,323	45,809,672

Dividends and/or distributions to shareholders:
Net investment income:
Initial Class	(10,603,196)	(9,228,880)
Service Class	(409,765)	(303,450)

Total dividends and/or distributions from net investment income	(11,012,961)	(9,532,330)

Net realized gains:
Initial Class	(60,001,942)	(95,358,757)
Service Class	(4,770,103)	(7,407,580)

Total dividends and/or distributions from net realized gains	(64,772,045)	(102,766,337)

Total dividends and/or distributions to shareholders	(75,785,006)	(112,298,667)

Capital share transactions:
Proceeds from shares sold:
Initial Class	26,871,606	591,122,505
Service Class	38,339,156	16,616,011

	65,210,762	607,738,516

Dividends and/or distributions reinvested:
Initial Class	70,605,138	104,587,637
Service Class	5,179,868	7,711,030

	75,785,006	112,298,667

Cost of shares redeemed:
Initial Class	(401,381,609)	(177,129,796)
Service Class	(26,014,401)	(24,010,882)

	(427,396,010)	(201,140,678)

Net increase (decrease) in net assets resulting from capital share transactions	(286,400,242)	518,896,505

Net increase (decrease) in net assets	312,155,075	452,407,510

Net assets:
Beginning of year	2,434,311,424	1,981,903,914

End of year	$2,746,466,499	$2,434,311,424

Undistributed (distributions in excess of) net investment income (loss)	$13,367,946	$12,113,874

Capital share transactions - shares:
Shares issued:
Initial Class	1,005,905	24,082,907
Service Class	1,484,670	721,412

	2,490,575	24,804,319

Shares reinvested:
Initial Class	2,682,566	4,390,749
Service Class	200,926	330,237

	2,883,492	4,720,986

Shares redeemed:
Initial Class	(14,919,012)	(7,575,987)
Service Class	(998,825)	(1,057,338)

	(15,917,837)	(8,633,325)

Net increase (decrease) in shares outstanding:
Initial Class	(11,230,541)	20,897,669
Service Class	686,771	(5,689)

	(10,543,770)	20,891,980

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:

	Initial Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$23.30		$23.71		$33.82		$31.84		$24.29

Investment operations:
Net investment income (loss) (A)	0.13	(B)	0.13	(B)(C)	0.15	(B)	0.20	(B)	0.24
Net realized and unrealized gain (loss)	6.59		0.56		1.60		3.27		7.61

Total investment operations	6.72		0.69		1.75		3.47		7.85

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.10)		(0.26)		(0.30)		(0.30)
Net realized gains	(0.65)		(1.00)		(11.60)		(1.19)		—

Total dividends and/or distributions to shareholders	(0.77)		(1.10)		(11.86)		(1.49)		(0.30)

Net asset value, end of year	$29.25		$23.30		$23.71		$33.82		$31.84

Total return (D)	29.20%		2.81%		6.85%		11.10%		32.46%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,507,627		$2,259,537		$1,803,732		$2,210,278		$2,455,635
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70	%(E)	0.70	%(E)	0.71	%(E)	0.74	%(E)	0.77%
Including waiver and/or reimbursement and recapture	0.70	%(E)	0.69	%(C)(E)	0.71	%(E)	0.74	%(E)	0.77%
Net investment income (loss) to average net assets	0.48	%(B)	0.56	%(B)(C)	0.50	%(B)	0.62	%(B)	0.85%
Portfolio turnover rate	34	%(F)	46	%(F)	37	%(F)	112	%(F)	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

For a share outstanding during the years indicated:

	Service Class
	December 31, 2017		December 31, 2016		December 31, 2015		December 31, 2014		December 31, 2013
Net asset value, beginning of year	$22.82		$23.25		$33.38		$31.45		$23.99

Investment operations:
Net investment income (loss) (A)	0.05	(B)	0.07	(B)(C)	0.07	(B)	0.12	(B)	0.16
Net realized and unrealized gain (loss)	6.46		0.54		1.58		3.22		7.52

Total investment operations	6.51		0.61		1.65		3.34		7.68

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.04)		(0.18)		(0.22)		(0.22)
Net realized gains	(0.65)		(1.00)		(11.60)		(1.19)		—

Total dividends and/or distributions to shareholders	(0.71)		(1.04)		(11.78)		(1.41)		(0.22)

Net asset value, end of year	$28.62		$22.82		$23.25		$33.38		$31.45

Total return (D)	28.86%		2.54%		6.61%		10.83%		32.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$238,839		$174,774		$178,172		$156,696		$145,815
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.95	%(E)	0.95	%(E)	0.96	%(E)	0.99	%(E)	1.02%
Including waiver and/or reimbursement and recapture	0.95	%(E)	0.94	%(C)(E)	0.96	%(E)	0.99	%(E)	1.02%
Net investment income (loss) to average net assets	0.21	%(B)	0.29	%(B)(C)	0.25	%(B)	0.36	%(B)	0.59%
Portfolio turnover rate	34	%(F)	46	%(F)	37	%(F)	112	%(F)	57%

(A)	Calculated based on average number of shares outstanding.
(B)	Recognition of net investment income by the Portfolio is affected by the timing of the declaration of dividends by the investment companies and/or ETFs in which the Portfolio invests.
(C)	Please reference the Custody Out-of-Pocket Expense section of the Notes to Financial Statements for more information regarding the reimbursement of custody fees. The amount of the reimbursement on a per share basis was immaterial to the class. The Expenses to average net assets including waiver and/or reimbursement and recapture ratio, and Net investment income (loss) to average net assets ratio would have been 0.01% higher and 0.01% lower, respectively, had the custodian not reimbursed the Portfolio.
(D)	Total return reflects all Portfolio expenses and includes reinvestment of dividends and capital gains; it does not reflect the charges and deductions under the policies or annuity contracts.
(E)	Does not include expenses of the investment companies and/or ETFs in which the Portfolio invests.
(F)	Does not include portfolio activity of the investment companies and/or ETFs in which the Portfolio invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS

At December 31, 2017

1. ORGANIZATION

Transamerica Series Trust (“TST”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). TST applies investment company accounting and reporting guidance. TST serves as a funding vehicle for variable life insurance, variable annuity, and group annuity products. Transamerica WMC US Growth VP (the “Portfolio”) is a series of TST and is classified as diversified under the 1940 Act. The Portfolio currently offers two classes of shares, Initial Class and Service Class.

The only shareholders of the Portfolio are affiliated separate accounts, affiliated asset allocation portfolios, and contract holders of the variable life and annuity contracts. For ease of reference, shareholders and contract holders are collectively referred to in this report as “shareholders.”

This report must be accompanied or preceded by the Portfolio’s current prospectus, which contains additional information about the Portfolio, including risks, and investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Portfolio pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Portfolio. TAM supervises the Portfolio’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Portfolio.

TAM currently acts as a “manager of managers” and hires sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Portfolio without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Portfolio and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Portfolio employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending portfolio combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Portfolio’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Portfolio; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for a portfolio; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation, and review, of materials for meetings of the Portfolio’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation, and review, of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Portfolio; oversight of other service providers to the Portfolio, such as the custodian, the transfer agent, the Portfolio’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Portfolio; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Portfolio, is responsible for paying the sub-adviser(s) for its services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Portfolio. These services include performing certain administrative services for the Portfolio and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Portfolio by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain services as described below; to the extent agreed upon by TAM and the Portfolio from time to time, monitoring and verifying the custodian’s daily calculation of Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in oversight and monitoring of certain activities of sub-advisers and certain aspects of portfolio investments; assisting with portfolio combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Portfolio’s custodian and dividend disbursing agent and monitoring their services to the Portfolio; assisting the Portfolio in preparing reports to shareholders; acting as liaison with the Portfolio’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Portfolio.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Portfolio’s financial statements in accordance with Generally Accepted Accounting Principles (“GAAP”) in the United States of America, estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Portfolio.

Foreign currency denominated investments: The accounting records of the Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Portfolio combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Portfolio is informed of the ex-dividend dates, net of foreign taxes. Interest income, including accretion of discounts and amortization of premiums, is recorded on the accrual basis commencing on the settlement date.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Portfolio may be subjected to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Portfolio may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Portfolio accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Portfolio invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser, to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Portfolio with broker/dealers with which TST has established a Commission Recapture Program. A Commission Recapture Program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Portfolio. In no event will commissions, paid by the Portfolio, be used to pay expenses that would otherwise be borne by any other portfolios within TST, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended December 31, 2017, commissions recaptured are $6,261.

Indemnification: In the normal course of business, the Portfolio enters into contracts that contain a variety of representations that provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio and/or its affiliates that have not yet occurred. However, based on experience, the Portfolio expects the risk of loss to be remote.

3. SECURITY VALUATION

All investments in securities are recorded at their estimated fair value. The Portfolio values its investments at the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

The Portfolio utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs, which may include TAM’s internal valuation committee’s (the “Valuation Committee”) own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the sub-adviser, issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Portfolio’s investments at December 31, 2017, is disclosed within the Security Valuation section of the Schedule of Investments.

Under supervision and approval of the Board, TAM provides day-to-day valuation functions. TAM formed the Valuation Committee to monitor and implement the fair valuation policies and procedures as approved by the Board. These policies and procedures are reviewed at least annually by the Board. The Valuation Committee, among other tasks, monitors for when market quotations are not readily available or are unreliable and determines in good faith the fair value of the portfolio investments. For instances in which daily market quotes are not readily available, securities may be valued, pursuant to procedures adopted by the Board, with reference to other instruments or indices. Depending on the relative significance of valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the security to determine the fair value of the security. An income-based valuation approach may also be used in which the anticipated future cash flows of the security are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the securities. When the Portfolio uses fair value methods that rely on significant unobservable inputs to determine a security’s value, the Valuation Committee will choose the method that is believed to accurately reflect fair value. These securities are categorized in Level 3 of the fair value hierarchy. The Valuation Committee reviews fair value measurements on a regular and ad hoc basis and may, as deemed appropriate, update the security valuations as well as the fair valuation guidelines. The Board reviews and considers Valuation Committee determinations at its regularly scheduled meetings.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the Valuation Committee’s determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches, including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing, and reviews of any market related activity.

Fair value measurements: Descriptions of the valuation techniques applied to the Portfolio’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

3. SECURITY VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the NAV of the underlying securities and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Portfolio may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Portfolio invests borrowing proceeds in other securities, the Portfolio will bear the risk that the market value of the securities in which the proceeds are invested goes down and is insufficient to repay borrowed proceeds. The Portfolio may borrow on a secured or on an unsecured basis. If the Portfolio enters into a secured borrowing arrangement, a portion of the Portfolio’s assets will be used as collateral. The 1940 Act requires the Portfolio to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Portfolio’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this guideline would have the effect of limiting the amount that the Portfolio may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Securities lending: Securities are lent to qualified financial institutions and brokers. State Street serves as securities lending agent to the Portfolio pursuant to a Securities Lending Agreement. The lending of securities exposes the Portfolio to risks such as, the borrowers may fail to return the loaned securities, the borrowers may not be able to provide additional collateral, the Portfolio may experience delays in recovery of the loaned securities or delays in access to collateral, or the Portfolio may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash collateral with a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities loaned. The lending agent has agreed to indemnify the Portfolio in the case of default of any securities borrower.

Cash collateral received is invested in the State Street Navigator Securities Lending Trust - Government Money Market Portfolio, a money market mutual fund registered under the 1940 Act. By lending securities, the Portfolio seeks to increase its net investment income through the receipt of interest and fees. Such income is reflected separately within the Statement of Operations. Net income from securities lending within the Statement of Operations is net of fees and rebates earned by the lending agent for its services.

The value of loaned securities and related collateral outstanding at December 31, 2017, if any, are shown on a gross basis within the Schedule of Investments and Statement of Assets and Liabilities.

Interfund lending: The Portfolio, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Portfolio to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which place limits on the amount of lending or borrowing a Portfolio may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. As of December 31, 2017, the Portfolio has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Portfolio’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Portfolio will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Portfolio and its counterparties that provide for the net settlement of all transactions and collateral with the Portfolio, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at December 31, 2017.

Repurchase agreements at December 31, 2017, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2017.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$42,481,451	$—	$—	$—	$42,481,451
Total Borrowings	$42,481,451	$—	$—	$—	$42,481,451

5. RISK FACTOR

Investing in the Portfolio may involve certain risks, as discussed in the Portfolio’s prospectus, including but not limited to the following:

Growth risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth securities typically fall. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TST serves as a funding vehicle for certain affiliated asset allocation portfolios and certain affiliated separate accounts of Transamerica Premier Life Insurance Company (“TPLIC”), Transamerica Life Insurance Company, Transamerica Financial Life Insurance Company, and Transamerica Advisors Life Insurance Company.

TAM, the Portfolio’s investment manager, is directly owned by TPLIC and AUSA Holding Company (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon NV. TPLIC is owned by Commonwealth General Corporation (“Commonwealth”) and Aegon USA, LLC (“Aegon USA”). Commonwealth and AUSA are wholly owned by Aegon USA. Aegon USA is wholly owned by Aegon US Holding Corporation, which is wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by The Aegon Trust, which is wholly owned by Aegon International B.V., which is wholly owned by Aegon NV, a Netherlands corporation, and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Portfolio’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Portfolio’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon NV.

Certain officers and trustees of the Portfolio are also officers and/or trustees of TAM, TFS, and TCI. No interested trustee, who is deemed an interested person due to current or former service with TAM or an affiliate of TAM, receives compensation from the Portfolio.

As of December 31, 2017, the percentage of Portfolio net assets owned by affiliated investors are as follows:

Portfolio	Value	Percentage of Net Assets
Transamerica Asset Allocation – Conservative VP	$34,274,471	1.25%
Transamerica Asset Allocation – Growth VP	91,679,495	3.34
Transamerica Asset Allocation – Moderate Growth VP	255,797,623	9.31
Transamerica Asset Allocation – Moderate VP	256,319,221	9.33
Transamerica BlackRock Tactical Allocation VP	70,854,411	2.58
Transamerica Madison Balanced Allocation VP	6,932,274	0.25
Transamerica Madison Conservative Allocation VP	2,430,225	0.09
Total	$718,287,720	26.15%

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Portfolio’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Portfolio pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Portfolio pays a management fee to TAM based on daily Average Net Assets (“ANA”) at the following rates:

Breakpoints	Rate
First $150 million	0.730%
Over $150 million up to $650 million	0.700%
Over $650 million up to $1.15 billion	0.680%
Over $1.15 billion up to $2 billion	0.655%
Over $2 billion up to $3 billion	0.640%
Over $3 billion up to $4 billion	0.630%
Over $4 billion	0.610%

TAM has contractually agreed to waive fees and/or reimburse Portfolio expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Portfolio’s business, exceed the following stated annual operating expense limits to the Portfolio’s daily ANA. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective May 1, 2017
Initial Class	0.85%	May 1, 2018
Service Class	1.10%	May 1, 2018
Prior to May 1, 2017
Portfolio Level (A)	0.85%

(A)	Prior to May 1, 2017, TAM’s expense limitation contractual arrangement with the Portfolio was applied at the Portfolio level and excluded distribution fees (Rule 12b-1 fees) for all applicable share classes.

TAM is entitled to recapture expenses accrued by the Portfolio for fees waived and/or reimbursed during any of the previous 36 months if on any day or month the estimated annualized Portfolio operating expenses are less than the stated annual operating expense limit. Amounts recaptured, if any, by TAM for the year ended December 31, 2017 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

As of December 31, 2017, there are no amounts available for recapture by TAM.

Distribution and service fees: TST has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, TST entered into a distribution agreement with TCI as the Portfolio’s distributor.

The Distribution Plan requires TST to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Portfolio, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Portfolio’s shares.

The fee on the Service Class shares is paid to the insurance companies for providing services and account maintenance for the policyholders who invest in the variable insurance products which invest in the Service Class shares. TCI has determined that it will not seek payment for the distribution expenses incurred by the Portfolio with respect to the Initial Class shares before May 1, 2018. Prior to TCI seeking distribution expenses on Initial Class shares, policy and contract owners will be notified in advance. The Portfolio will pay fees relating to Service Class shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Portfolio is authorized under the Distribution Plan to pay fees to TCI based on daily ANA of each class up to the following annual rates:

Class	Rate
Initial Class	0.15%
Service Class	0.25%

Administrative service fees: The Portfolio pays a management fee to TAM for investment management and administration services and is reflected in Investment management fees within the Statement of Operations.

Transfer agent service costs: TFS provides transfer agency services under an intercompany agreement with TAM. The Portfolio pays no separate transfer agent fee but does pay certain transfer agency related costs to TAM. For the year ended December 31, 2017, costs paid to TAM by the Portfolio are referred to as Transfer agent costs and included within the Statement of Operations and the costs payable to TAM are referred to as Transfer agent costs and included within the Statement of Assets and Liabilities.

Deferred compensation plan: Under a non-qualified deferred compensation plan effective January 1, 1996, as amended and restated January 1, 2010, available to the trustees, compensation may be deferred that would otherwise be payable by TST to an independent trustee on a current basis for services rendered as trustee. Deferred compensation amounts will accumulate based on the value of the investment option, as elected by the trustee. Balances pursuant to deferred compensation plan are recorded in Trustees, Chief Compliance Officer (“CCO”) and deferred compensation fees within the Statement of Assets and Liabilities. For the year ended December 31, 2017, amounts included in Trustees, CCO and deferred compensation fees within the Statement of Operations reflect total compensation paid to the independent Board members.

Brokerage commissions: The Portfolio incurred no brokerage commissions on security transactions placed with affiliates of the adviser or sub-advisers for the year ended December 31, 2017.

7. PRINCIPAL OWNERSHIP

As of December 31, 2017, the Portfolio had certain individual shareholder(s) and/or omnibus accounts owning more than 10% of total shares outstanding. The Portfolio has no knowledge if any portion of the unaffiliated shares are owned beneficially. Subscription and redemption activity by concentrated accounts may have a significant effect on operations, and thus may impact Portfolio performance. Shareholder accounts with over 10% of total shares outstanding are as follows:

Class	Number of Individual Shareholders and/or Omnibus Accounts	Total Percentage Interest Held	Total Percentage Held by the Investment Manager and/or Affiliates
Initial Class	5	87.30%	87.30%
Service Class	2	73.10%	73.10%

8. PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2017, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 888,293,131	$ —	$ 1,222,016,552	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Portfolio has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Portfolio’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Portfolio’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Portfolio’s financial statements. If applicable, the Portfolio recognizes interest accrued related to

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

NOTES TO FINANCIAL STATEMENTS (continued)

At December 31, 2017

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Portfolio identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Portfolio makes significant investments; however, the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of December 31, 2017, the approximate cost for U.S. federal income tax purposes, the aggregate investment-level gross/net unrealized appreciation (depreciation) in the value of investment securities (including securities sold short, if any), and the net unrealized appreciation (depreciation) of derivatives were as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation/ (Depreciation)
$ 2,125,654,815	$ 692,013,232	$ (23,948,778)	$ 668,064,454

As of December 31, 2017, the Portfolio had no capital loss carryforwards available to offset future realized gains. During the year ended December 31, 2017, the Portfolio did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2017 and 2016 are as follows:

2017 Distributions Paid From			2016 Distributions Paid From
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 11,012,961	$ 64,772,045	$ —	$ 17,747,082	$ 94,551,585	$ —

As of December 31, 2017, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 53,468,206	$ 203,225,740	$ —	$ —	$ —	$ 668,064,454

10. CUSTODY OUT-OF-POCKET EXPENSE

In December 2015, State Street, the Portfolio’s custodian, identified inconsistencies in the way in which clients were invoiced for categories of expenses, particularly those deemed out-of-pocket costs, during an 18-year period going back to 1998. The issue was the result of inaccurate billing rates that were not subsequently reviewed or adjusted. The amount of the difference in what was charged and what should have been charged, plus interest, was paid back to the Portfolio in September 2016 as a reimbursement. The amounts applicable to the Portfolio, if any, were recognized as a change in accounting estimate and are reflected in the prior year Net investment income (loss) within the Statement of Changes in Net Assets. This resulted in a decrease in Net expenses and an overall increase in Net assets.

Transamerica Series Trust	Annual Report 2017

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica WMC US Growth VP

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica WMC US Growth VP (the “Portfolio”) (one of the portfolios constituting Transamerica Series Trust) (the “Trust”), including the schedule of investments, as of December 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Transamerica WMC US Growth VP, one of the portfolios constituting Transamerica Series Trust, at December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

February 26, 2018

Transamerica Series Trust	Annual Report 2017

Transamerica WMC US Growth VP

SUPPLEMENTAL TAX INFORMATION

(unaudited)

For tax purposes, the Portfolio has made a long-term capital gain designation of $64,772,045 for the year ended December 31, 2017.

Transamerica Series Trust	Annual Report 2017

Management of the Trust

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

Interested Board Member means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” Independent Board Member means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs each portfolio and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of each portfolio and the operation of each portfolio by its officers. The Board also reviews the management of each portfolio’s assets by the investment manager and its respective sub-adviser.

The portfolios are among the portfolios managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); (iii) Transamerica ETF Trust (“TET”) and (iv) Transamerica Asset Allocation Variable Funds (“TAAVF”). The Transamerica Fund Family consists of 136 funds as of the date of this annual report.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for the past five years (their titles may have varied during that period), the number of funds in Transamerica Mutual Funds the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chairman of the Board, President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Income Shares, Inc. (“TIS”) (2014 – 2015);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) and Transamerica Fund Services, Inc. (“TFS”) (2014 – present);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

				136	Director, Massachusetts Fidelity Trust Company (2014 – present); Director, Aegon Global Funds (since 2016); Director – Akaan-Aegon, S.A.P.I. de C.V. (financial services joint venture in Mexico) (2017 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INTERESTED BOARD MEMBERS—continued
Marijn P. Smit (continued)

Vice President, Transamerica Life Insurance Company (2010 – present);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016);

Senior Vice President, Transamerica Retirement Solutions Corporation (2012 – present); and

President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Alan F. Warrick (69)	Board Member	Since 2012	Board Member, TF, TST and TAAVF (2012 – present); TPP, TPFG and TPFG II (2012 – 2018); Board Member, TIS (2012 – 2015); Consultant, Aegon USA (2010 – 2011); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); Retired (2010 – present); and Managing Director for Strategic Business Development, Aegon USA (1994 – 2010).	132	N/A
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (65)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF, TST and TAAVF (2008 – present); TPP, TPFG and TPFG II (2008 – 2018); Board Member, TIS (2008 – 2015); Board Member, Transamerica Investors, Inc. (“TII”) (2003 – 2010); and Partner, KPMG (1975 – 1999).	132	Big 5 Sporting Goods (2002 – present); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (61)	Lead Independent Board Member	Since 2001	Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present); Board Member, TST (2001 – present); Board Member, TF (2002 – present); Board Member, TIS (2002 – 2015);	132	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Leo J. Hill (continued)

Board Member TPP, TPFG, TPFG II (2007 – 2018);

Board Member, TAAVF (2007 – present);

Board Member, TII (2008 – 2010);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994); and

Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

David W. Jennings (71)	Board Member	Since 2009	Board Member, TF, TST and TAAVF (2009 – present); TPP, TPFG and TPFG II (2009 – 2018); Board Member, TIS (2009 – 2015); Board Member, TII (2009 – 2010); Managing Director, Hilton Capital Management, LLC (2010 – present); Principal, Maxam Capital Management, LLC (2006 – 2008); and Principal, Cobble Creek Management LP (2004 – 2006).	132	N/A
Russell A. Kimball, Jr. (73)	Board Member	Since 1986	General Manager, Sheraton Sand Key Resort (1975 – present); Board Member, TST (1986 – present); Board Member, TF, (1986 – 1990), (2002 – present); Board Member, TIS (2002 – 2015); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); and Board Member, TII (2008 – 2010).	132	N/A

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Fredric A. Nelson III (61)	Board Member	Since 2017	Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, JP Morgan Investment Management (1994 – 2003); and Head of U.S. Equity, Bankers Trust Company (2000 – 2003); Managing Director, (1981 – 1994); Head of Global Quantitative Investments Group (1989 – 1994).	132	N/A
John E. Pelletier (53)	Board Member	Since 2017

Board Member, TF, TST and TAAVF (2017 – present); TPP, TPFG and TPFG II (2017 – 2018);

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – present);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – present);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008); and

Executive Vice President and Chief Operating Officer, Natixis Global Associates (2004 – 2007);

General Counsel (1997 – 2004).

				132	N/A
Patricia L. Sawyer (67)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007);	132	Honorary Trustee, Bryant University (1996 – present)

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member
INDEPENDENT BOARD MEMBERS—continued
Patricia L. Sawyer (continued)

Board Member, TF and TST (2007 – present);

Board Member, TIS (2007 – 2015);

Board Member, TII (2008 – 2010);

Board Member, TPP, TPFG and TPFG II (1993 – 2018);

Board Member, TAAVF (1993 – present); and

Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.

John W. Waechter (65)	Board Member	Since 2004	Partner, Englander Fischer (2016 – present); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TIS (2004 – 2015); Board Member, TF (2005 – present); Board Member, TPP, TPFG and TPFG II (2007 – 2018); Board Member, TAAVF (2007 – present); Board Member, TII (2008 – 2010); Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004); and Treasurer, The Hough Group of Funds (1993 – 2004).	132	Operation PAR,
Inc. (non-profit
organization)
(2008 – present);

Remember
Honor Support,
Inc. (non-profit
organization)
(2013 – present)
Board Member,
WRH Income
Properties, Inc.
(real estate)
(2014 – present);
Boley PAR, Inc.
(non-profit
organization)
(2016 – present)

*	Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Officers

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their year of birth, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (44)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Table Above.
Tané T. Tyler (52)	Vice President, Associate General Counsel, Chief Legal Officer and Secretary	Since 2014

Vice President, Associate General Counsel, Chief Legal Officer and Secretary, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Assistant General Counsel, Chief Legal Officer and Secretary, TIS (2014 – 2015);

Director (2014 – present), Assistant Secretary (2016 – present), Vice President, Secretary, Associate General Counsel and Chief Legal Officer (2014 – 2016), TAM;

Director, Associate General Counsel, Chief Legal Officer, Secretary and Vice President, TFS (2014 – present);

Senior Vice President, Secretary and General Counsel, ALPS, Inc., ALPS Fund Services, Inc. and ALPS Distributors, Inc. (2004 – 2013); and

Secretary, Liberty All-Star Funds (2005 – 2013).

Christopher A. Staples (47)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services (2007 – present), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), Transamerica Funds and TST;

Vice President and Chief Investment Officer, Advisory Services (2007 – 2015), Senior Vice President – Investment Management (2006 – 2007), Vice President – Investment Management (2005 – 2006), TIS;

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – present); TPP, TPFG and TPFG II (2007 – 2018); Vice President and Chief Investment Officer (2007 – 2010), Vice President – Investment Administration (2005 – 2007), TII;

Director (2005 – present), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016), TAM;

Director, TFS (2005 – present); and Assistant Vice President, Raymond James & Associates (1999 – 2004).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Thomas R. Wald (57)	Chief Investment Officer	Since 2014

Chief Investment Officer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Chief Investment Officer, TIS (2014 – 2015);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Chief Investment Officer, Transamerica Investments & Retirement (2014 – present);

Vice President and Client Portfolio Manager, Curian Capital, LLC (2012 – 2014);

Portfolio Manager, Tactical Allocation Group, LLC (2010 – 2011);

Mutual Fund Manager, Munder Capital Management (2005 – 2008); and

Mutual Fund Manager, Invesco Ltd. (1997 – 2004).

Vincent J. Toner (47)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, Transamerica Funds, TST and TAAVF (2014 – present); TPP, TPFG and TPFG II (2014 – 2018);

Vice President and Treasurer, TIS (2014 – 2015);

Vice President and Treasurer (2016 – present), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer, TFS (2014 – present); Senior Vice President and Vice President, Fund Administration, Brown Brothers Harriman (2010 – 2014); and

Vice President, Fund Administration & Fund Accounting, OppenheimerFunds (2007 – 2010).

Scott M. Lenhart (56)	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2014

Chief Compliance Officer and Anti-Money Laundering Officer, Transamerica Funds, TST and TAAVF (2014 – present), TIS (2014 – 2015); TPP, TPFG and TPFG II (2014 – 2018);

Chief Compliance Officer (2014 – present), Anti-Money Laundering Officer (2014 – Present), TAM;

Vice President and Chief Compliance Officer, TFS (2014 – present);

Director of Compliance, Transamerica Investments & Retirement (2014);

Vice President and Chief Compliance Officer, Transamerica Financial Advisors, Inc. (1999 – 2006); and

Assistant Chief Compliance Officer, Raymond James Financial, Inc., Robert Thomas Securities, Inc. (1989 – 1998).

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Rhonda A. Mills (51)	Assistant General Counsel, Assistant Secretary	Since 2016

Assistant Secretary, Transamerica Funds, TST and TAAVF (2016 – present); TPP, TPFG, TPFG II (2016 – 2018);

Assistant Secretary, Vice President and High Level Specialist Attorney (2014 – 2016), Assistant General Counsel (2016 – present), TAM;

Assistant Secretary, High Level Specialist Attorney and Vice President (2014 – present), TFS;

Vice President and Associate Counsel, ALPS Fund Services, Inc. (2011 – 2014);

Managing Member, Mills Law, LLC (2010 – 2011);

Counsel, Old Mutual Capital (2006 – 2009);

Senior Counsel, Great-West Life and Annuity Insurance Company (2004 – 2006); and

Securities Counsel, J.D. Edwards (2000 – 2003).

*	Elected and serves at the pleasure of the Board of the Trust.

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of Transamerica Series Trust’s (the “Trust”) proxy voting policies and procedures is available in the Statement of Additional Information of the Portfolios, available without charge upon request by calling 1-800-851-9777 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Portfolios are required to file Form N-PX, with their complete proxy voting records for the 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) from the Portfolios, upon request by calling 1-800-851-9777; and (2) on the SEC’s website at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarter of each fiscal year on Form N-Q, which is available on the SEC’s website at http://www.sec.gov. The Portfolios’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may also visit the Trust’s website at www.transamericaseriestrust.com for this and other information about the Portfolios and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we send shareholders informative materials such as the Transamerica Series Trust Annual Report, the Transamerica Series Trust Prospectus, and other required documents that keep you informed regarding your Portfolios. Transamerica Series Trust will only send one piece per mailing address, a method that saves your Portfolios money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you on applications or other forms, such as your name, address, and account number;

•	Information about your transactions with us, our affiliates, or others, such as your account balance and purchase/redemption history; and

•	Information we receive from non-affiliated third parties, including consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to persons or companies that perform services on our behalf and to other financial institutions with which we have joint marketing agreements. We will require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies as permitted by law to assist in providing products or services to you. We maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information and to safeguard the disposal of certain consumer information.

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

PO Box 219945

Kansas City, MO 64121-9945

Distributor:	Transamerica Capital, Inc.
PO Box 219945
Kansas City, MO 64121-9945

Customer Service: 1-800-851-9777

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services.

	Fiscal Year Ended 12/31 (in thousands)
	2017	2016
(a) Audit Fees	$911	$753
(b) Audit Related Fees(1)	$0	$9
(c) Tax Fees(2)	$173	$153
(d) All Other Fees(3)	$60	$55

(1)	Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the funds comprising the Registrant, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.
(2)	Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.
(3)	All Other Fees represent permissible non-audit services for the Registrant that it believes are routine and recurring services, and would not impair the independence of the accountant.

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)	The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2016 and 2017 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)	The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, David W. Jennings, Russell A. Kimball, Jr., Frederic A. Nelson III, John Pelletier, Patricia L. Sawyer and John W. Waechter.

Item 6:	Investments.

(a)	The schedules of investments are included in the annual report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10:	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer evaluated the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)	The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)	The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(a)(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Series Trust
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
Chief Executive Officer
(Principal Executive Officer)
Date:	March 7, 2018

By:	/s/ Vincent J. Toner
Vincent J. Toner
Treasurer
(Principal Financial Officer)
Date:	March 7, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer

13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer

13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer